UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street,

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq. Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2025

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Annual Shareholder Report

August 31, 2025

Goldman Sachs Access Emerging Markets USD Bond ETF

Cboe BZX Exchange, Inc.: GEMD

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Emerging Markets USD Bond ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GEMD	$36	0.35%

How did the Fund perform and what affected its performance?

The performance of global fixed income markets was broadly influenced by rising long-term interest rates, steepening yield curves and tightening credit spreads. Volatility increased amid shifting expectations about the pace and magnitude of U.S. Federal Reserve ("Fed")  rate cuts, U.S. Administration fiscal policy and geopolitical events. In September 2024, when the Period began, the Fed launched its long-awaited easing cycle, cutting the targeted federal funds rate by 50 basis points on the back of a perceived slowdown in the U.S. labor market. Two more interest rate cuts, each 25 basis points, followed in November and December. Fed policymakers indicated they would continue to balance inflation risks with potential labor market weakness. After U.S. inflation increased slightly at the start of 2025, the Fed paused its easing cycle. Geopolitical tensions, particularly the U.S. Administration’s focus on trade protectionism and ongoing international conflicts, raised investor concerns about the possibility of higher consumer costs and a drop in global economic growth.

Top Contributors to Performance:

  The FTSE Goldman Sachs Emerging Markets USD Bond Index ("Index") generated positive returns during the Period, driven by narrowing credit spreads and a weakening U.S. dollar. The credibility of emerging markets central banks’ monetary policies, along with compelling yields and robust fundamentals, helped boost the performance of sovereign and corporate emerging markets bonds.

  The difference in yields between global sovereign emerging markets debt and U.S. Treasury securities tightened approximately 97 basis points, from 322 basis points to 225 basis points, which supported the performance of emerging markets debt broadly.

  Low net leverage, positive ratings momentum and emerging markets’ economic growth further bolstered the asset class. Net leverage amongst emerging markets corporate bonds was near decade-low levels, despite a slight uptick in the latter part of the Period.

  From a regional perspective, the Index’s exposure to Africa and the Middle East drove most of its positive performance, while Western Europe and Central Asia also contributed, albeit to a lesser extent.

  Among countries, the Index’s top contributors were Turkey, Ecuador and Colombia.

  The top performing Index constituent was Petróleos Mexicanos, a Mexican state-owned petroleum corporation (0.57% of Fund net assets as of August 31, 2025).

Top Detractors from Performance:

  The Index’s gains were limited by pockets of volatility in certain emerging markets regions.

  Among countries, Argentina, Ukraine and Senegal were the weakest, though positive, Index performers.

Goldman Sachs Access Emerging Markets USD Bond ETF

GEMD

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs Emerging Markets USD Bond Index	Bloomberg Global Aggregate Index
2/15/22	$10,000	$10,000	$10,000
8/22	$8,389	$8,294	$9,405
8/23	$8,686	$8,631	$9,457
8/24	$9,735	$9,693	$10,164
8/25	$10,322	$10,284	$10,519

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced February 15, 2022)	6.03%	0.90%
FTSE Goldman Sachs Emerging Markets USD Bond Index	6.10%	0.79%
Bloomberg Global Aggregate Index	3.49%	1.44%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Global Aggregate Index.

Goldman Sachs Access Emerging Markets USD Bond ETF

GEMD

Key Fund Statistics

Total Net Assets as of Period End	$31,210,456
# of Portfolio Holdings as of Period End	170
Portfolio Turnover Rate for the Period	17%
Total Net Advisory Fees Paid for the Period	$163,418

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees and elimination of associated fee waiver.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Government	86.0
Energy	8.2
Basic Materials	1.6
Financial	1.4
Utilities	0.6
Industrial	0.6
Investment Company	0.1

Goldman Sachs Access Emerging Markets USD Bond ETF

GEMD

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+Emerging+Markets+USD+Bond+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Emerging Markets USD Bond ETF

381430388-AR-0825  GEMD

Annual Shareholder Report

August 31, 2025

Goldman Sachs Access High Yield Corporate Bond ETF

NYSE Arca, Inc.: GHYB

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GHYB	$25	0.24%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income market was broadly influenced by rising long-term interest rates, steepening yield curves and tightening credit spreads. Volatility increased amid shifting expectations about the pace and magnitude of Federal Reserve (“Fed”) rate cuts, U.S. Administration fiscal policy and geopolitical events. In September 2024, when the Period began, the Fed launched its long-awaited easing cycle, cutting the targeted federal funds rate by 50 basis points on the back of a perceived slowdown in the U.S. labor market. Two more interest rate cuts, each 25 basis points, followed in November and December. Fed policymakers indicated they would continue to balance inflation risks with potential labor market weakness. After inflation increased slightly at the start of 2025, the Fed paused its easing cycle. Geopolitical tensions, particularly the U.S. Administration’s focus on trade protectionism and ongoing international conflicts, raised investor concerns about the possibility of higher consumer costs and a drop in global economic growth.

Top Contributors to Performance:

  The FTSE Goldman Sachs High Yield Corporate Bond Index (“Index”) produced positive returns, as credit spreads narrowed.

  The difference in yields between high yield corporate bonds and comparable duration U.S. Treasury securities tightened approximately 33 basis points, from 305 basis points to 272 basis points, which bolstered the performance of high yield corporate bonds. At the end of the Period, this spread remained well below longer-term historical averages.

  Solid corporate earnings, macroeconomic data that signaled resilient U.S. economic growth, steady investment inflows to high yield corporate bond funds, improved credit quality, healthy liquidity levels and an active primary market supported the performance of the Index.

  The Index benefited from its lower credit quality, as default activity within the high yield corporate bond market remained well below longer-term averages.

  From a sector perspective, communications, consumer cyclical and consumer non-cyclical contributed most positively to Index returns.

  Regarding individual securities, Index returns were boosted by the high yield debt of pharmaceutical company Bausch Health, cable and telecommunications provider CSC Holdings and telecommunications and mass media company Charter Communications (1.05%, 1.44% and 2.76% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Among sectors, banking, other industrial and brokerage were the weakest, albeit positive, performers in the Index.

  The Index’s performance was dampened by the high yield debt of New Fortress Energy, an integrated gas-to-power infrastructure company; Israel-based Nova, which designs and manufactures process control systems for semiconductors; and Warner Bros. Discovery, an entertainment conglomerate (0.08%, 0.01% and 0.20% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs Access High Yield Corporate Bond ETF

GHYB

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs High Yield Corporate Bond Index	Bloomberg High Yield Very Liquid Index (Total Return, USD, Unhedged)	Bloomberg U.S. Aggregate Bond Index
9/5/17	$10,000	$10,000	$10,000	$10,000
8/18	$10,250	$10,298	$10,260	$9,869
8/19	$10,988	$11,064	$10,997	$10,873
8/20	$11,533	$11,583	$11,451	$11,576
8/21	$12,346	$12,427	$12,455	$11,567
8/22	$10,979	$11,159	$11,050	$10,234
8/23	$11,762	$11,992	$11,845	$10,113
8/24	$13,165	$13,464	$13,330	$10,851
8/25	$14,278	$14,589	$14,394	$11,192

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 5, 2017)	8.45%	4.36%	4.55%
FTSE Goldman Sachs High Yield Corporate Bond Index	8.36%	4.72%	4.84%
Bloomberg High Yield Very Liquid Index (Total Return, USD, Unhedged)	7.98%	4.68%	4.66%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.42%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access High Yield Corporate Bond ETF

GHYB

Key Fund Statistics

Total Net Assets as of Period End	$95,890,648
# of Portfolio Holdings as of Period End	669
Portfolio Turnover Rate for the Period	28%
Total Net Advisory Fees Paid for the Period	$281,076

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Consumer Cyclical	17.6
Energy	8.2
Consumer Noncyclical	8.1
Communications	7.0
Financial Company	5.9
Healthcare	5.1
Capital Goods	5.3
Electric	3.2
Broadcasting	3.0
Other	35.5

Goldman Sachs Access High Yield Corporate Bond ETF

GHYB

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds/detail/PV102746/381430453/goldman-sachs-access-high-yield-corporate-bond-etf for full disclaimer.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively, "Bloomberg"). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access High Yield Corporate Bond ETF

381430453-AR-0825  GHYB

Annual Shareholder Report

August 31, 2025

Goldman Sachs Access Inflation Protected USD Bond ETF

Cboe BZX Exchange, Inc.: GTIP

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GTIP	$12	0.12%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income market was broadly influenced by rising long-term interest rates, steepening yield curves and tightening credit spreads. Volatility increased amid shifting expectations about the pace and magnitude of Federal Reserve (“Fed”) rate cuts, U.S. Administration fiscal policy and geopolitical events. In September 2024, when the Period began, the Fed launched its long-awaited easing cycle, cutting the targeted federal funds rate by 50 basis points on the back of a perceived slowdown in the U.S. labor market. Two more interest rate cuts, each 25 basis points, followed in November and December. Fed policymakers indicated they would continue to balance inflation risks with potential labor market weakness. After inflation increased slightly at the start of 2025, the Fed paused its easing cycle. Geopolitical tensions, particularly the U.S. Administration’s focus on trade protectionism and ongoing international conflicts, raised investor concerns about the possibility of higher consumer costs and a drop in global economic growth.

Top Contributors to Performance:

  The performance of Treasury inflation protected securities (“TIPS”) was shaped by declining inflation-adjusted yields and persistent levels of inflation that remained high enough to sustain the breakeven inflation rate.

  The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (“Index”) generated a positive return during the Period, as investors favored TIPS for the attractive inflation-adjusted income they offered.

  Longer-term TIPS offered historically elevated inflation-adjusted yields, reflecting a steep increase in the term premium amid heightened U.S. fiscal uncertainty.

  The Index benefited most from the one- to two-year and three- to five-year segments of the U.S. Treasury yield curve.

Top Detractors from Performance:

  The 10-year and longer segment of the U.S. Treasury yield curve detracted from the Index’s returns.

Goldman Sachs Access Inflation Protected USD Bond ETF

GTIP

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	Bloomberg U.S. Aggregate Bond Index
10/2/18	$10,000	$10,000	$10,000
8/19	$10,861	$10,871	$11,086
8/20	$11,794	$11,818	$11,803
8/21	$12,457	$12,497	$11,794
8/22	$11,699	$11,745	$10,435
8/23	$11,274	$11,330	$10,311
8/24	$11,962	$12,032	$11,064
8/25	$12,523	$12,608	$11,411

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced October 2, 2018)	4.69%	1.21%	3.31%
FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	4.79%	1.30%	3.41%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.93%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access Inflation Protected USD Bond ETF

GTIP

Key Fund Statistics

Total Net Assets as of Period End	$177,118,594
# of Portfolio Holdings as of Period End	32
Portfolio Turnover Rate for the Period	45%
Total Net Advisory Fees Paid for the Period	$147,974

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Government	99.3
Other	0.1

Goldman Sachs Access Inflation Protected USD Bond ETF

GTIP

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data.  See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+Inflation+Protected+USD+Bond+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Inflation Protected USD Bond ETF

381430362-AR-0825  GTIP

Annual Shareholder Report

August 31, 2025

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

NYSE Arca, Inc.: GSIG

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSIG	$11	0.11%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income market was broadly influenced by rising long-term interest rates, steepening yield curves and tightening credit spreads. Volatility increased amid shifting expectations about the pace and magnitude of Federal Reserve (“Fed”) rate cuts, U.S. Administration fiscal policy and geopolitical events. In September 2024, when the Period began, the Fed launched its long-awaited easing cycle, cutting the targeted federal funds rate by 50 basis points on the back of a perceived slowdown in the U.S. labor market. Two more interest rate cuts, each 25 basis points, followed in November and December. Fed policymakers indicated they would continue to balance inflation risks with potential labor market weakness. After inflation increased slightly at the start of 2025, the Fed paused its easing cycle. Geopolitical tensions, particularly the U.S. Administration’s focus on trade protectionism and ongoing international conflicts, raised investor concerns about the possibility of higher consumer costs and a drop in global economic growth.

Top Contributors to Performance:

  Investment grade corporate bonds recorded gains during the Period, propelled by risk-on investor sentiment and generally supportive credit fundamentals.

  New issuance was well absorbed by the market, and trading volumes remained at healthy levels, which largely kept a lid on volatility.

  The FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index (“Index”) generated positive returns, as credit spreads tightened. Short-term investment grade corporate bond spreads narrowed by approximately 9 basis points, from 68 basis points to 59 basis points.

  The Index benefited from the relatively higher coupon income offered by shorter-term investment grade corporate bonds. One- to five-year maturities outperformed longer-term maturities during the Period.

   From a sector perspective, banking, consumer non-cyclical and technology contributed positively to performance.

  The bonds of large financial companies, including Morgan Stanley, JPMorgan, Bank of America and Citigroup added to the Index’s returns (3.02%, 2.83%, 3.02% and 2.42% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  There were no maturity, industry or issuer categories that detracted from the Index’s performance.

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

GSIG

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index	Bloomberg U.S. Aggregate Bond Index
7/7/20	$10,000	$10,000	$10,000
8/20	$10,070	$10,077	$10,031
8/21	$10,181	$10,212	$10,023
8/22	$9,539	$9,584	$8,868
8/23	$9,741	$9,805	$8,763
8/24	$10,486	$10,587	$9,403
8/25	$11,076	$11,196	$9,698

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced July 7, 2020)	5.63%	1.92%	2.00%
FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index	5.75%	2.12%	2.21%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	-0.60%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

GSIG

Key Fund Statistics

Total Net Assets as of Period End	$11,953,020
# of Portfolio Holdings as of Period End	501
Portfolio Turnover Rate for the Period	37%
Total Net Advisory Fees Paid for the Period	$6,982

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Banks	31.9
Consumer Cyclical	8.8
Consumer Noncyclical	7.3
Technology	7.1
Energy	7.0
Electric	6.5
REITs and Real Estate	4.8
Capital Goods	4.0
Financial Company	3.4
Wireless	2.5
Other	15.1

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

GSIG

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+Investment+Grade+Corporate+1-5+Year+Bond+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

38149W507-AR-0825  GSIG

Annual Shareholder Report

August 31, 2025

Goldman Sachs Access Investment Grade Corporate Bond ETF

NYSE Arca, Inc.: GIGB

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GIGB	$11	0.11%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income market was broadly influenced by rising long-term interest rates, steepening yield curves and tightening credit spreads. Volatility increased amid shifting expectations about the pace and magnitude of Federal Reserve ("Fed") rate cuts, U.S. Administration fiscal policy and geopolitical events. In September 2024, when the Period began, the Fed launched its long-awaited easing cycle, cutting the targeted federal funds rate by 50 basis points on the back of a perceived slowdown in the U.S. labor market. Two more interest rate cuts, each 25 basis points, followed in November and December. Fed policymakers indicated they would continue to balance inflation risks with potential labor market weakness. After inflation increased slightly at the start of 2025, the Fed paused its easing cycle. Geopolitical tensions, particularly the U.S. Administration’s focus on trade protectionism and ongoing international conflicts, raised investor concerns about the possibility of higher consumer costs and a drop in global economic growth.

Top Contributors to Performance:

  Investment grade corporate bonds recorded gains during the Period, propelled by risk-on investor sentiment and generally supportive credit fundamentals.

  New issuance was well absorbed by the market, and trading volumes remained at healthy levels, which largely kept a lid on volatility.

  The FTSE Goldman Sachs Investment Grade Corporate Bond Index ("Index") generated positive returns, as credit spreads tightened. Investment grade corporate bond spreads narrowed by approximately 14 basis points, from 93 basis points to 79 basis points.

  Yield curve positioning bolstered Index performance, as intermediate-term investment grade corporate bonds significantly outpaced longer-term investment grade corporate bonds.

  The Index was helped by its lower credit quality, given that BBB-rated issues tended to outperform those of higher quality during the Period.

  The banking and consumer non-cyclical sectors contributed positively to Index performance.

  The bonds of large financial companies, including JPMorgan, Bank of America, Morgan Stanley and Citigroup added to the Index’s returns (2.34%, 2.99%, 2.52% and 2.03% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Index returns were dampened by positions in Warner Bros. Discovery, an entertainment conglomerate; Microsoft, a technology company; and United Health Group, a health care insurer, (0.27%, 0.60% and 1.18% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs Access Investment Grade Corporate Bond ETF

GIGB

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs Investment Grade Corporate Bond Index	Bloomberg US Corporate Investment Grade Index	Bloomberg U.S. Aggregate Bond Index
6/6/17	$10,000	$10,000	$10,000	$10,000
8/17	$10,119	$10,126	$10,142	$10,095
8/18	$10,011	$10,041	$10,040	$9,989
8/19	$11,347	$11,403	$11,378	$11,005
8/20	$12,252	$12,333	$12,232	$11,717
8/21	$12,505	$12,615	$12,541	$11,708
8/22	$10,634	$10,750	$10,671	$10,359
8/23	$10,724	$10,840	$10,766	$10,236
8/24	$11,687	$11,834	$11,766	$10,983
8/25	$12,132	$12,294	$12,227	$11,328

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced June 6, 2017)	3.81%	-0.20%	2.37%
FTSE Goldman Sachs Investment Grade Corporate Bond Index	3.89%	-0.06%	2.54%
Bloomberg US Corporate Investment Grade Index	3.91%	-0.01%	2.47%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.52%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access Investment Grade Corporate Bond ETF

GIGB

Key Fund Statistics

Total Net Assets as of Period End	$674,497,066
# of Portfolio Holdings as of Period End	1,668
Portfolio Turnover Rate for the Period	10%
Total Net Advisory Fees Paid for the Period	$808,450

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective January 31, 2025, the Fund changed its principal investment strategy to reflect its underlying index’s updated index methodology.

The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Banks	23.4
Consumer Noncyclical	8.7
Electric	9.4
Technology	7.5
Consumer Cyclical	7.1
Energy	6.9
Healthcare	3.8
Wireless	3.5
Capital Goods	3.2
REITs and Real Estate	2.8
Other	22.3

Goldman Sachs Access Investment Grade Corporate Bond ETF

GIGB

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+Investment+Grade+Corporate+Bond+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Investment Grade Corporate Bond ETF

381430479-AR-0825  GIGB

Annual Shareholder Report

August 31, 2025

Goldman Sachs Access Municipal Bond ETF

NYSE Arca, Inc.: GMUN

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Municipal Bond ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GMUN	$12	0.12%

How did the Fund perform and what affected its performance?

Municipal bond performance was driven primarily by supply/demand dynamics. The market saw record amounts of new issuance along with fluctuating demand for longer duration municipal securities. Uncertainty about U.S. tax policy in early 2025 was another notable influence. Overall, shorter-maturity municipal bonds generated gains, amid a drop in short-term yields. Longer-term maturities recorded negative returns, driven by the steepening of the municipal yield curve.

Top Contributors to Performance:

  The Bloomberg Municipal 1-17 Year ex-AMT ("Index") benefited from the one- to seven-year segment of the municipal yield curve.

  On the security level, the Index was helped by state obligation bonds, transportation-related bonds, industrial revenue bonds and local municipal bonds.

  Regarding states, California, New York and Texas credits added to Index returns, with positive contributions by State of California general obligation bonds, New York State Dormitory Authority bonds, and California Community Choice Financing Authority bonds.

Top Detractors from Performance:

  The Index’s performance was hampered by the seven- to 10-year maturity segment of the municipal yield curve as well as by maturities beyond 10 years.

  Guam was the only U.S. state/territory that detracted from Index performance.

  In terms of issuers, the largest detractor was the Los Angeles Department of Water, followed by the Florida Development Finance Corporation and the Intermountain Power Agency.

Goldman Sachs Access Municipal Bond ETF

GMUN

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown. After the close of business on June 30, 2025, the Board of Trustees of the Goldman Sachs Trust, at the recommendation of the Fund's investment adviser, approved a change in the Fund’s underlying index from the Bloomberg Goldman Sachs Community Municipal Index to the Bloomberg Municipal 1-17 Year ex AMT Index.

Fund Performance

	Shares based on NAV	Bloomberg Municipal 1-17 Year ex AMT Index	Bloomberg Goldman Sachs Community Municipal Index (Total Return, Unhedged, USD)	Bloomberg U.S. Aggregate Bond Index
3/7/23	$10,000	$10,000	$10,000	$10,000
8/23	$10,023	$10,081	$10,072	$10,138
8/24	$10,410	$10,599	$10,539	$10,878
8/25	$10,667	$10,801	$10,820	$11,220

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced March 7, 2023)	2.47%	2.63%
Bloomberg Municipal 1-17 Year ex AMT Index	1.90%	3.14%
Bloomberg Goldman Sachs Community Municipal Index (Total Return, Unhedged, USD)	2.66%	3.22%
Bloomberg U.S. Aggregate Bond Index	3.14%	4.73%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access Municipal Bond ETF

GMUN

Key Fund Statistics

Total Net Assets as of Period End	$9,929,132
# of Portfolio Holdings as of Period End	281
Portfolio Turnover Rate for the Period	27%
Total Net Advisory Fees Paid for the Period	$6,856

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective June 30, 2025, the Fund changed its name from the Goldman Sachs Community Municipal Bond ETF to the Goldman Sachs Access Municipal Bond ETF. The Fund also changed its investment objective and principal investment strategy.

The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees and elimination of associated fee waiver.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

State	16.7%
Appropriation	9.7%
Water & Sewer	9.3%
Higher Education	9.2%
Hospitals	8.1%
School District	5.3%
Income Tax Financing	5.0%
City	4.8%
Tax Backed District	3.2%
Miscellaneous Tax	2.8%
Gas Forward	2.6%
Electricity & Public Power	2.5%
Farebox (Mass & Rapid Transit)	2.5%
Sales Tax	2.3%
Other	16.0%

Goldman Sachs Access Municipal Bond ETF

GMUN

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

“Bloomberg®” and the indices referenced herein (the “Indices”, and each such index, an “Index”) are trademarks or service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”) Provider,”) and have been licensed for use for certain purposes to GOLDMAN SACHS ASSET MANAGEMENT, L.P. (the “Licensee”). Bloomberg is not affiliated with the Licensee, and Bloomberg does not approve, endorse, review, or recommend the financial products referenced herein (the “Financial Products”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Indices or the Financial Products.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Municipal Bond ETF

38149W663-AR-0825  GMUN

Annual Shareholder Report

August 31, 2025

Goldman Sachs Access Treasury 0-1 Year ETF

NYSE Arca, Inc.: GBIL

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GBIL	$12	0.12%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income market was broadly influenced by rising long-term interest rates, steepening yield curves and tightening credit spreads. Volatility increased amid shifting expectations about the pace and magnitude of Federal Reserve ("Fed") rate cuts, U.S. Administration fiscal policy and geopolitical events. In September 2024, when the Period began, the Fed launched its long-awaited easing cycle, cutting the targeted federal funds rate by 50 basis points on the back of a perceived slowdown in the U.S. labor market. Two more interest rate cuts, each 25 basis points, followed in November and December. Fed policymakers indicated they would continue to balance inflation risks with potential labor market weakness. After inflation increased slightly at the start of 2025, the Fed paused its easing cycle. Geopolitical tensions, particularly the U.S. Administration’s focus on trade protectionism and ongoing international conflicts, raised investor concerns about the possibility of higher consumer costs and a drop in global economic growth.

Top Contributors to Performance:

  The performance of the FTSE US Treasury 0-1 Year Composite Select Index ("Index") was largely reflective of the performance of short-term U.S. Treasury yields, which were primarily affected by Fed monetary policy.

  Short-term U.S. Treasury securities generated positive returns during the Period, as their yields drifted lower amid tight supply and strong demand from investors and money market funds.

  Because short-term U.S. Treasury yields remained historically high, short-term U.S. Treasury securities offered investors attractive income potential, which, in turn, supported their prices.

  Short-term U.S. Treasuries have little duration risk, which tends to insulate the sector from interest rate movements.

Top Detractors from Performance:

  There were no detractors from the Index’s performance.

Goldman Sachs Access Treasury 0-1 Year ETF

GBIL

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE US Treasury 0-1 Year Composite Select Index	Bloomberg U.S. Aggregate Bond Index
9/6/16	$10,000	$10,000	$10,000
8/17	$10,053	$10,064	$10,035
8/18	$10,190	$10,212	$9,930
8/19	$10,434	$10,467	$10,939
8/20	$10,583	$10,623	$11,647
8/21	$10,580	$10,634	$11,638
8/22	$10,581	$10,653	$10,297
8/23	$11,004	$11,104	$10,175
8/24	$11,603	$11,730	$10,917
8/25	$12,117	$12,274	$11,260

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 6, 2016)	4.43%	2.74%	2.16%
FTSE US Treasury 0-1 Year Composite Select Index	4.64%	2.93%	2.31%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.33%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access Treasury 0-1 Year ETF

GBIL

Key Fund Statistics

Total Net Assets as of Period End	$6,245,227,924
# of Portfolio Holdings as of Period End	945
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$7,107,059

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Government	99.8

Goldman Sachs Access Treasury 0-1 Year ETF

GBIL

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+Treasury+0-1+Year+ETF&sf=funds&filters=funds%7CETF for the full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Treasury 0-1 Year ETF

381430529-AR-0825  GBIL

Annual Shareholder Report

August 31, 2025

Goldman Sachs Access U.S. Aggregate Bond ETF

NYSE Arca, Inc.: GCOR

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access U.S. Aggregate Bond ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GCOR	$9	0.09%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income market was broadly influenced by rising long-term interest rates, steepening yield curves and tightening credit spreads. Volatility increased amid shifting expectations about the pace and magnitude of Federal Reserve (“Fed”) rate cuts, U.S. Administration fiscal policy and geopolitical events. In September 2024, when the Period began, the Fed launched its long-awaited easing cycle, cutting the targeted federal funds rate by 50 basis points on the back of a perceived slowdown in the U.S. labor market. Two more interest rate cuts, each 25 basis points, followed in November and December. Fed policymakers indicated they would continue to balance inflation risks with potential labor market weakness. After inflation increased slightly at the start of 2025, the Fed paused its easing cycle. Geopolitical tensions, particularly the U.S. Administration’s focus on trade protectionism and ongoing international conflicts, raised investor concerns about the possibility of higher consumer costs and a drop in global economic growth.

Top Contributors to Performance:

  The FTSE Goldman Sachs US Broad Bond Market Index (“Index”) generated positive returns, with yield curve positioning adding most to returns. Specifically, one- to two-year maturities and three- to five-year maturities boosted Index performance, as shorter-term bonds outperformed intermediate- and longer-term bonds.

  The Index’s performance benefited from tightening credit spreads. Investment grade corporate bond spreads narrowed by approximately 14 basis points, from 93 basis points to 79 basis points. U.S. mortgage-backed securities spreads tightened by 5 basis points, from 39 basis points to 34 basis points, during the Period.

  U.S. Treasury securities and agency fixed-rate mortgage-backed securities contributed positively to the Index’s performance.

  The Index was helped by banking, consumer non-cyclical and technology corporate bonds.

Top Detractors from Performance:

  Maturities of 10 years and longer limited the Index’s gains.

Goldman Sachs Access U.S. Aggregate Bond ETF

GCOR

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs US Broad Bond Market Index	Bloomberg U.S. Aggregate Bond Index
9/8/20	$10,000	$10,000	$10,000
8/21	$9,948	$9,979	$9,983
8/22	$8,742	$8,775	$8,833
8/23	$8,604	$8,664	$8,728
8/24	$9,204	$9,295	$9,365
8/25	$9,467	$9,584	$9,659

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced September 8, 2020)	2.86%	-1.09%
FTSE Goldman Sachs US Broad Bond Market Index	3.11%	-0.85%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.70%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access U.S. Aggregate Bond ETF

GCOR

Key Fund Statistics

Total Net Assets as of Period End	$638,147,216
# of Portfolio Holdings as of Period End	1,469
Portfolio Turnover Rate for the Period	306%
Total Net Advisory Fees Paid for the Period	$381,789

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

U.S. Treasury Notes	34.3
Mortgage-Backed Securities	24.1
Corporate Obligations	22.0
U.S. Treasury Bonds	10.3
Foreign Corporate Debt	5.3
Sovereign Debt Obligations	2.5
U.S. Government Agency Obligations	0.8
Other	11.1

Goldman Sachs Access U.S. Aggregate Bond ETF

GCOR

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+U.S.+Aggregate+Bond+ETF&sf=funds&filters=funds%7CETF for the full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access U.S. Aggregate Bond ETF

38149W101-AR-0825  GCOR

Annual Shareholder Report

August 31, 2025

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

The NASDAQ Stock Market LLC: GPRF

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GPRF	$46	0.45%

How did the Fund perform and what affected its performance?

Rising interest rates, Federal Reserve ( "Fed") monetary policy, U.S. trade policy and market technicals had the greatest impact on preferred stocks and hybrid securities. During the first six months of the Period, $25 par exchange traded securities ("$25 pars"), which typically have fixed-rate coupons and are of longer duration, outperformed $1,000 par over-the-counter traded securities ("$1,000 pars"). The strong performance followed the Fed’s 50 basis point interest rate cut in September 2024. However, the potential implementation of trade tariffs by the U.S. Administration sparked inflation concerns, and investor expectations for Fed monetary policy changed, even though the Fed cut rates by 25 basis points in both November and December. As a result, $1,000 pars materially outperformed $25 pars from March through June 2025.

Top Contributors to Performance:

  The FTSE Goldman Sachs US Preferred Stock and Hybrids Index (Index) recorded a positive return, with $1,000 pars outpacing $25 pars for the Period as a whole.

  The outperformance of $1,000 pars was driven in part by spread tightening of more than 30 basis points. In comparison, $25 pars saw spread tightening of approximately 10 basis points.

  Redemption trends and elevated new issue supply further supported the performance of $1,000 pars.

  The relatively shorter duration of $1,000 pars was advantageous, as these securities experienced a smaller negative impact from rising long-term interest rates.

  The Index benefited from its holdings in the banking, electric and energy sectors.

  Two individual positions in telecommunication services company Qwest and a position in Wells Fargo added most to Index performance (0.27%, 0.16% and 0.97% of Fund net assets as of August 31, 2025, respectively).

  From a broader company perspective, Citigroup and Charles Schwab, both financial services companies, and Enbridge, an energy company, added to Index performance.

Top Detractors from Performance:

  Real estate investment trusts was the only sector that detracted from Index performance.

  Individual positions in financial services companies JPMorgan and Brighthouse Financial and auto manufacturer Ford Motor detracted from Index returns the most (0.30%, 0.10% and 0.23% of Fund net assets as of August 31, 2025, respectively).

  From a broader company perspective, the weakest performers in the Index were Brighthouse Financial, Public Storage and Ford Motor.

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

GPRF

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs U.S. Preferred Stock & Hybrid Index (Total Return, USD, Unhedged)	Bloomberg U.S. Aggregate Bond Index
7/30/24	$10,000	$10,000	$10,000
8/24	$10,210	$10,217	$10,199
8/25	$10,747	$10,790	$10,519

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced July 30, 2024)	5.26%	6.83%
FTSE Goldman Sachs U.S. Preferred Stock & Hybrid Index (Total Return, USD, Unhedged)	5.61%	7.22%
Bloomberg U.S. Aggregate Bond Index	3.14%	4.74%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

GPRF

Key Fund Statistics

Total Net Assets as of Period End	$112,138,286
# of Portfolio Holdings as of Period End	436
Portfolio Turnover Rate for the Period	25%
Total Net Advisory Fees Paid for the Period	$415,453

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Banks	28.5
Financial	26.5
Electric	13.7
Energy	8.4
Insurance	6.7
Utilities	3.3
Communications	2.2
Financial Company	2.2
Wireless	2.1
Other	5.2

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

GPRF

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

FTSE® is a trade mark of the London Stock Exchange Group Plc and its group undertakings and is used by FTSE Fixed Income under licence and Goldman Sachs is a trade mark of Goldman. All rights in and to the FTSE Goldman Sachs US Preferred Stock and Hybrids Index (“Index”) vest in FTSE Fixed Income. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by FTSE Fixed Income, Goldman or their licensors for any errors or for any loss from use of this publication. Neither FTSE Fixed Income, nor Goldman, or any of their licensors makes any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE Goldman Sachs US Preferred Stock and Hybrids Index or the fitness or suitability of the Index for any particular purpose to which it might be put. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by FTSE Goldman Sachs US Preferred Stock and Hybrids Index any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of FTSE Fixed Income. Distribution of any FTSE Fixed Income index values (including those of FTSE Goldman Sachs US Preferred Stock and Hybrids Index and the use of such indices to create financial products is not permitted.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

38149W127-AR-0825  GPRF

Annual Shareholder Report

August 31, 2025

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

NYSE Arca, Inc.: GEM

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GEM	$49	0.45%

How did the Fund perform and what affected its performance?

The broad emerging markets equity market experienced volatility but performed strongly, benefitting both from a reduction in currency pressures and from compelling valuations. Still, performance across individual country markets was diverse, with some showing resilience supported by domestic demand and foreign investment inflows, while others were affected by global trade policies, including tariffs, and slowed economic activity. Geopolitical tensions impacted the emerging markets equity markets as well, creating both opportunities and challenges.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® Emerging Markets Equity Index (Index) constituents in the financials, utilities and industrials sectors contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index (Net, USD, Unhedged) (EM Index).

  Index constituents in China, South Korea and Saudi Arabia contributed most positively.

  The Fund’s Value, Momentum and Quality Underlying Factors contributed positively.

  Overweight positions in Chinese toy company Pop Mart International Group, Chinese printed circuit board producer Victory Giant Technology Huizhou Company and Chinese financial information services provider Hithink RoyalFlush Information Network Company contributed most positively (0.61%, 0.19% and 0.19% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Index constituents in the consumer staples, materials and information technology sectors detracted most from the Index’s results relative to the EM Index.

  Index constituents in India, South Africa and Taiwan detracted most.

  The Fund’s Low Volatility Underlying Factor detracted.

  Underweight positions in Chinese consumer electronics and communications equipment manufacturer Xiaomi and Chinese e-commerce giant Alibaba Group Holding and an overweight position in Indian auto manufacturer Tata Motors detracted most (0.97%, 2.46% and 0.30% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

GEM

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index (Net, USD, Unhedged)
9/25/15	$10,000	$10,000	$10,000
8/16	$11,329	$11,377	$11,575
8/17	$13,877	$13,966	$14,414
8/18	$13,838	$14,004	$14,316
8/19	$13,394	$13,528	$13,692
8/20	$14,677	$14,837	$15,676
8/21	$17,684	$17,976	$18,987
8/22	$13,799	$14,050	$14,848
8/23	$14,282	$14,599	$15,033
8/24	$16,304	$16,945	$17,299
8/25	$19,193	$19,939	$20,205

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 25, 2015)	17.72%	5.51%	6.78%
Goldman Sachs ActiveBeta® Emerging Markets Equity Index	17.67%	6.09%	7.19%
MSCI Emerging Markets Index (Net, USD, Unhedged)	16.80%	5.20%	7.33%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

GEM

Key Fund Statistics

Total Net Assets as of Period End	$1,059,127,397
# of Portfolio Holdings as of Period End	753
Portfolio Turnover Rate for the Period	32%
Total Net Advisory Fees Paid for the Period	$3,748,678

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	25.9%
Information Technology	23.9%
Consumer Discretionary	12.4%
Communication Services	10.2%
Industrials	5.9%
Materials	5.6%
Health Care	4.5%
Consumer Staples	4.4%
Energy	3.0%
Other	4.3%

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

GEM

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI EM Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® Emerging Markets Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+ActiveBeta+Emerging+Markets+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

381430206-AR-0825  GEM

Annual Shareholder Report

August 31, 2025

Goldman Sachs ActiveBeta® Europe Equity ETF

NYSE Arca, Inc.: GSEU

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSEU	$27	0.25%

How did the Fund perform and what affected its performance?

The European equity markets experienced volatility driven largely by delicate economic growth, political uncertainties in certain countries, geopolitical tensions and concerns around U.S.-imposed tariffs, even as some signs of resilient economic activity were noted. That said, the European equity markets broadly performed strongly, with central bank actions, including interest rate cuts, a key factor in the region’s market dynamics. For the Period overall, the U.K. equity market outperformed the equity markets of continental Europe, though both the MSCI Europe ex UK Index and MSCI UK Index generated double-digit positive returns.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® Europe Equity Index (Index) constituents in the materials, health care and financials sectors contributed most positively to the Index’s results relative to the MSCI Europe Index (Europe Index).

  Index constituents in Italy, Germany and Switzerland contributed most positively.

  The Fund’s Momentum and Value Underlying Factors contributed positively.

  Overweight positions in German investment bank and financial services company Deutsche Bank, German building materials company Heidelberg Materials and Spanish construction and engineering company ACS Actividades de Construccion y Servicios contributed most positively (0.87%, 0.59% and 0.48% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Index constituents in the industrials, consumer discretionary and communication services sectors detracted most from the Index’s results relative to the Europe Index.

  Index constituents in Sweden, the Netherlands and Austria detracted most.

  The Fund’s Quality and Low Volatility Underlying Factors detracted.

  Underweight positions in British power systems developer for the aerospace and defense industries Rolls-Royce Holdings and Netherlands-based e-commerce company Prosus and an overweight position in German food preparation and appliance manufacturer Rational detracted most (0.57%, 0.27% and 0.45% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs ActiveBeta® Europe Equity ETF

GSEU

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® Europe Equity Index	MSCI Europe Index
3/2/16	$10,000	$10,000	$10,000
8/16	$10,623	$10,618	$10,615
8/17	$12,690	$12,710	$12,677
8/18	$13,249	$13,268	$13,010
8/19	$12,831	$12,838	$12,615
8/20	$13,692	$13,706	$13,300
8/21	$17,862	$17,937	$17,182
8/22	$13,430	$13,522	$13,475
8/23	$16,707	$16,710	$16,509
8/24	$19,753	$19,773	$19,776
8/25	$22,716	$22,776	$22,402

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced March 2, 2016)	15.00%	10.65%	9.01%
Goldman Sachs ActiveBeta® Europe Equity Index	15.19%	10.69%	9.04%
MSCI Europe Index	13.28%	10.98%	8.85%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® Europe Equity ETF

GSEU

Key Fund Statistics

Total Net Assets as of Period End	$109,186,146
# of Portfolio Holdings as of Period End	343
Portfolio Turnover Rate for the Period	26%
Total Net Advisory Fees Paid for the Period	$187,906

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	27.5%
Industrials	19.8%
Health Care	13.0%
Consumer Staples	9.2%
Consumer Discretionary	8.0%
Information Technology	6.6%
Communication Services	4.8%
Materials	4.0%
Energy	3.2%
Other	3.7%

Goldman Sachs ActiveBeta® Europe Equity ETF

GSEU

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI Europe Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® Europe Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+ActiveBeta+Europe+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® Europe Equity ETF

381430305-AR-0825  GSEU

Annual Shareholder Report

August 31, 2025

Goldman Sachs ActiveBeta® International Equity ETF

NYSE Arca, Inc.: GSIE

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSIE	$27	0.25%

How did the Fund perform and what affected its performance?

The broad international equity market posted double-digit positive returns for the Period but experienced varied performance, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Still, strong performance overall was supported by improved economic recovery in developed markets, solid corporate earnings, increased defense spending, European Central Bank interest rate cuts and some progress late in the Period in trade deals with the U.S. that modestly eased significant concerns around the potential impact of U.S.-imposed tariffs.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® International Equity Index (Index) constituents in the health care, financials and consumer staples sectors contributed most positively to the Index’s results relative to the MSCI World ex USA Index (World ex USA Index).

  Index constituents in Italy, Germany and Australia contributed most positively.

  The Fund’s Value and Momentum Underlying Factors contributed positively.

  Overweight positions in German building materials company Heidelberg Materials and German investment bank and financial services company Deutsche Bank and an underweight position in Denmark-based pharmaceuticals company Novo Nordisk contributed most positively (0.39%, 0.52% and 0.62% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Index constituents in the communication services, industrials and consumer discretionary sectors detracted most from the Index’s results relative to the World ex USA Index.

  Index constituents in Israel, Sweden and Japan detracted most.

  The Fund’s Quality and Low Volatility Underlying Factors detracted.

  Underweight positions in Canadian e-commerce company Shopify, Japanese investment holding and telecommunication services company SoftBank Group and British power systems developer for the aerospace and defense industries Rolls-Royce Holdings detracted most (0.32%, 0.15% and 0.26% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs ActiveBeta® International Equity ETF

GSIE

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® International Equity Index	MSCI World ex USA Index
11/6/15	$10,000	$10,000	$10,000
8/16	$10,090	$10,095	$9,999
8/17	$11,872	$11,899	$11,713
8/18	$12,620	$12,656	$12,241
8/19	$12,230	$12,260	$11,886
8/20	$12,960	$13,006	$12,594
8/21	$16,475	$16,552	$15,941
8/22	$13,150	$13,223	$12,982
8/23	$15,307	$15,390	$15,118
8/24	$18,129	$18,233	$18,058
8/25	$21,141	$21,273	$20,745

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced November 6, 2015)	16.61%	10.27%	7.91%
Goldman Sachs ActiveBeta® International Equity Index	16.67%	10.34%	7.98%
MSCI World ex USA Index	14.88%	10.49%	7.71%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® International Equity ETF

GSIE

Key Fund Statistics

Total Net Assets as of Period End	$4,219,514,771
# of Portfolio Holdings as of Period End	644
Portfolio Turnover Rate for the Period	22%
Total Net Advisory Fees Paid for the Period	$9,386,623

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	29.2%
Industrials	18.7%
Consumer Discretionary	10.2%
Health Care	9.2%
Consumer Staples	8.4%
Information Technology	7.7%
Materials	4.8%
Communication Services	4.3%
Energy	3.7%
Other	3.6%

Goldman Sachs ActiveBeta® International Equity ETF

GSIE

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI World ex US Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® International Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+ActiveBeta+International+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® International Equity ETF

381430107-AR-0825  GSIE

Annual Shareholder Report

August 31, 2025

Goldman Sachs ActiveBeta® Japan Equity ETF

NYSE Arca, Inc.: GSJY

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSJY	$27	0.25%

How did the Fund perform and what affected its performance?

The Japanese equity market posted double-digit positive returns for the Period but saw significant shifts, marked by central bank policy adjustments, that led to notable volatility. Currency movements also played a role, impacting export competitiveness and investor sentiment. Despite some sharp market movements, underlying economic trends, including a move away from deflation and corporate governance reforms, provided a supportive backdrop. Further supporting the Japanese equity market toward the end of the annual period were solid corporate earnings results, improved economic data and a U.S./Japan trade deal that finalized at the end of July 2025.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® Japan Equity Index (Index) constituents in the consumer discretionary, financials and industrials sectors contributed most positively to the Index’s results relative to the MSCI Japan Index (Japan Index).

  The Fund’s Momentum and Value Underlying Factors contributed positively.

  Overweight positions in life insurance company Japan Post Insurance Company and electric wire and cable manufacturer Sumitomo Electric Industries and an underweight position in chemical company Shin-Etsu Chemical Company contributed most positively (0.95%, 0.94% and 0.86% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Index constituents in the communication services, real estate and energy sectors detracted most from the Index’s results relative to the Japan Index.

  The Fund’s Quality and Low Volatility Underlying Factors detracted.

  Underweight positions in investment holding and telecommunication services company SoftBank Group and video game company Nintendo Company and an overweight position in digital services, information management and office automation equipment producer Ricoh Company detracted most (1.57%, 1.57% and 0.00%1 of Fund net assets as of August 31, 2025, respectively).

1Some weights are 0.00% at August 31, 2025 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Period.

Goldman Sachs ActiveBeta® Japan Equity ETF

GSJY

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® Japan Equity Index	MSCI Japan Index
3/2/16	$10,000	$10,000	$10,000
8/16	$10,717	$10,699	$10,958
8/17	$12,297	$12,275	$12,458
8/18	$13,455	$13,410	$13,586
8/19	$12,874	$12,765	$12,823
8/20	$14,054	$13,935	$14,126
8/21	$16,587	$16,426	$16,946
8/22	$13,475	$13,322	$13,733
8/23	$15,589	$15,413	$15,834
8/24	$18,441	$18,228	$18,952
8/25	$20,978	$20,747	$21,404

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced March 2, 2016)	13.76%	8.34%	8.11%
Goldman Sachs ActiveBeta® Japan Equity Index	13.82%	8.28%	7.98%
MSCI Japan Index	12.94%	8.66%	8.33%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® Japan Equity ETF

GSJY

Key Fund Statistics

Total Net Assets as of Period End	$62,111,544
# of Portfolio Holdings as of Period End	174
Portfolio Turnover Rate for the Period	23%
Total Net Advisory Fees Paid for the Period	$82,236

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Industrials	23.6%
Financials	18.7%
Consumer Discretionary	18.2%
Information Technology	12.4%
Communication Services	6.8%
Health Care	5.2%
Consumer Staples	5.1%
Materials	4.2%
Energy	2.9%
Other	2.7%

Goldman Sachs ActiveBeta® Japan Equity ETF

GSJY

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI Japan Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® Japan Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+ActiveBeta+Japan+Equity+ETF&sf=funds&filters=funds%7CETF for the full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® Japan Equity ETF

381430404-AR-0825  GSJY

Annual Shareholder Report

August 31, 2025

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

NYSE Arca, Inc.: GSLC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSLC	$10	0.09%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (Index) constituents in the health care, utilities and financials sectors contributed most positively to the Index’s results relative to the S&P 500 Index.

  The Fund’s Momentum Underlying Factor contributed positively.

  Overweight positions in advertising technology company AppLovin and Internet infrastructure and domain name registry services provider VeriSign and an underweight position in health insurance and health care services provider UnitedHealth Group contributed most positively (0.48%, 0.49% and 0.35% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Index constituents in the information technology, industrials and consumer discretionary sectors detracted most from the Index’s results relative to the S&P 500 Index.

  The Fund’s Low Volatility, Value and Quality Underlying Factors detracted.

  Underweight positions in software platforms builder for data-driven operations Palantir Technologies, electric vehicle maker Tesla and semiconductor company Broadcom detracted most (0.34%, 0.96% and 2.01% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

GSLC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	S&P 500® Index
9/17/15	$10,000	$10,000	$10,000
8/16	$10,897	$10,907	$11,140
8/17	$12,439	$12,467	$12,948
8/18	$15,132	$15,183	$15,494
8/19	$15,498	$15,564	$15,946
8/20	$18,888	$18,992	$19,445
8/21	$24,594	$24,752	$25,505
8/22	$21,470	$21,623	$22,641
8/23	$24,654	$24,854	$26,250
8/24	$31,306	$31,589	$33,374
8/25	$36,161	$36,529	$38,674

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 17, 2015)	15.51%	13.86%	13.77%
Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	15.64%	13.97%	13.88%
S&P 500® Index	15.88%	14.73%	14.54%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

GSLC

Key Fund Statistics

Total Net Assets as of Period End	$14,197,362,819
# of Portfolio Holdings as of Period End	431
Portfolio Turnover Rate for the Period	19%
Total Net Advisory Fees Paid for the Period	$11,776,404

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	33.3%
Financials	14.6%
Consumer Discretionary	11.3%
Communication Services	10.2%
Health Care	8.5%
Industrials	8.5%
Consumer Staples	6.4%
Energy	2.4%
Utilities	2.3%
Other	2.4%

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

GSLC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

381430503-AR-0825  GSLC

Annual Shareholder Report

August 31, 2025

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

NYSE Arca, Inc.: GSSC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSSC	$21	0.20%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts. Small cap equities lagged their larger cap counterparts during the Period.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (Index) constituents in the health care, financials and consumer discretionary sectors contributed most positively to the Index’s results relative to the Russell 2000® Index (Russell Index).

  The Fund’s Quality and Momentum Underlying Factors contributed positively.

  Overweight positions in pharmaceuticals company Corcept Therapeutics, digital banking services company Dave and technology-enabled payments company Sezzle contributed most positively (0.00%1, 0.27% and 0.21% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Index constituents in the information technology, industrials and materials sectors detracted most from the Index’s results relative to the Russell Index.

  The Fund’s Low Volatility and Value Underlying Factors detracted.

  Underweight positions in solid-oxide fuel cell systems manufacturer Bloom Energy, quantum computer developer IonQ and high-speed connectivity solutions provider Credo Technology Group Holding detracted most (0.10%, 0.16% and 0.35% of Fund net assets as of August 31, 2025, respectively).

1Some weights are 0.00% at August 31, 2025 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Period.

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

GSSC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	Russell 2000® Index	Russell 3000® Index
6/28/17	$10,000	$10,000	$10,000	$10,000
8/17	$9,824	$9,832	$9,878	$10,138
8/18	$12,406	$12,450	$12,392	$12,191
8/19	$10,882	$10,910	$10,794	$12,351
8/20	$11,224	$11,260	$11,444	$14,999
8/21	$16,887	$16,995	$16,832	$19,954
8/22	$14,700	$14,825	$13,822	$17,304
8/23	$15,721	$15,898	$14,465	$19,858
8/24	$18,708	$18,951	$17,136	$25,049
8/25	$20,381	$20,706	$18,536	$29,017

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced June 28, 2017)	8.94%	12.67%	9.09%
Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	9.26%	12.95%	9.30%
Russell 2000® Index	8.17%	10.12%	7.83%
Russell 3000® Index	15.84%	14.10%	13.90%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Russell 3000® Index.

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

GSSC

Key Fund Statistics

Total Net Assets as of Period End	$631,378,190
# of Portfolio Holdings as of Period End	1,359
Portfolio Turnover Rate for the Period	30%
Total Net Advisory Fees Paid for the Period	$1,037,855

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	22.2%
Industrials	16.5%
Health Care	15.0%
Information Technology	13.7%
Consumer Discretionary	11.8%
Real Estate	4.6%
Consumer Staples	3.5%
Communication Services	3.2%
Energy	3.0%
Other	6.3%

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

GSSC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Russell 2000 Index was used by Goldman as the starting universe for selection of companies included in Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index ("Index"). Russell does not in any way sponsor, support, promote or endorse the Index and/or the ETF. Russell has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+ActiveBeta+U.S.+Small+Cap+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

381430602-AR-0825  GSSC

Annual Shareholder Report

August 31, 2025

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

Cboe BZX Exchange, Inc.: GLOV

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GLOV	$27	0.25%

How did the Fund perform and what affected its performance?

The broad global equity market posted positive returns for the Period, but individual country markets experienced varied performance, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Strong performance overall was supported by solid corporate earnings, ongoing investor interest in artificial intelligence, a resilient U.S. economy, softening monetary policy consensus expectations and a broad economic rebound late in the Period in both developed and emerging international markets—all despite ongoing macroeconomic and geopolitical risks and the overhang of uncertainty around U.S.-imposed tariffs on countries around the world.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index (ActiveBeta Index) constituents in the health care, energy and real estate sectors contributed most positively to the Index’s results relative to the Solactive GBS Developed Markets Large & Mid Cap Index (Solactive Index).

  ActiveBeta Index constituents in Denmark, France and Italy contributed most positively.

  The Fund’s Value Underlying Factors contributed positively.

  Underweight positions in Denmark-based pharmaceuticals company Novo Nordisk, U.S. information technology products giant Apple and U.S.-based pharmaceuticals company Eli Lilly & Co. contributed most positively (0.00%1, 3.32% and 0.37% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  ActiveBeta Index constituents in the information technology, industrials and financials sectors detracted most from the Index’s results relative to the Solactive Index.

  ActiveBeta Index constituents in the U.S., Japan and Bermuda detracted most.

  The Fund’s Low Volatility, Quality and Momentum Underlying Factors detracted.

  Underweight positions in U.S. semiconductor companies NVIDIA and Broadcom and U.S. software platforms builder for data-driven operations Palantir Technologies detracted most (2.72%, 0.51% and 0.11% of Fund net assets as of August 31, 2025, respectively).

1Some weights are 0.00% at August 31, 2025 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the ActiveBeta Index during the Period.

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

GLOV

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index	Solactive GBS Developed Markets Large & Mid Cap Index	MSCI® ACWI Index
3/15/22	$10,000	$10,000	$10,000	$10,000
8/22	$9,435	$9,421	$9,246	$9,314
8/23	$10,487	$10,450	$10,697	$10,613
8/24	$13,027	$12,954	$13,317	$13,101
8/25	$14,853	$14,749	$15,437	$15,170

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced March 15, 2022)	14.02%	12.09%
Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index	13.86%	11.86%
Solactive GBS Developed Markets Large & Mid Cap Index	15.92%	13.35%
MSCI® ACWI Index	15.79%	12.78%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the MSCI® ACWI Index.

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

GLOV

Key Fund Statistics

Total Net Assets as of Period End	$1,396,688,480
# of Portfolio Holdings as of Period End	443
Portfolio Turnover Rate for the Period	22%
Total Net Advisory Fees Paid for the Period	$2,860,123

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	21.1%
Information Technology	20.0%
Consumer Staples	11.8%
Industrials	11.5%
Health Care	9.9%
Consumer Discretionary	9.8%
Communication Services	9.2%
Utilities	3.1%
Energy	2.0%
Other	1.3%

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

GLOV

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trade mark or the Index Price at any time or in any other respect. The Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index (the "Index") is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the Index by Solactive AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

38149W739-AR-0825  GLOV

Annual Shareholder Report

August 31, 2025

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Cboe BZX Exchange, Inc.: GSEW

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSEW	$10	0.09%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts.

Top Contributors to Performance:

  Relative to the S&P 500® Index, the utilities, industrials and financials sectors contributed most positively to the Solactive US Large Cap Equal Weight Index’s (GTR) (Index) results.

  Relative to the S&P 500® Index, positions in health insurance and health care services company UnitedHealth Group, mobile advertising technology company AppLovin and AI cloud provider CoreWeave contributed most positively to the Index’s results during the Period (0.24%, 0.24% and 0.18% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Relative to the S&P 500® Index, the information technology, communication services and consumer discretionary sectors detracted most from the Index’s results.

  Relative to the S&P 500® Index, positions in information technology companies NVIDIA, Microsoft and Broadcom detracted most from the Index’s results during the Period (0.19%, 0.19% and 0.19% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

GSEW

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive US Large Cap Equal Weight Index (GTR)	S&P 500® Index
9/12/17	$10,000	$10,000	$10,000
8/18	$11,560	$11,577	$11,842
8/19	$11,747	$11,783	$12,188
8/20	$13,170	$13,239	$14,862
8/21	$18,380	$18,499	$19,494
8/22	$15,718	$15,841	$17,305
8/23	$17,067	$17,227	$20,063
8/24	$20,981	$21,195	$25,509
8/25	$23,607	$23,852	$29,559

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 12, 2017)	12.52%	12.37%	11.37%
Solactive US Large Cap Equal Weight Index (GTR)	12.54%	12.49%	11.52%
S&P 500® Index	15.88%	14.73%	14.56%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

GSEW

Key Fund Statistics

Total Net Assets as of Period End	$1,335,500,250
# of Portfolio Holdings as of Period End	502
Portfolio Turnover Rate for the Period	46%
Total Net Advisory Fees Paid for the Period	$950,959

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	16.8%
Information Technology	16.7%
Industrials	15.3%
Health Care	10.7%
Consumer Discretionary	9.3%
Consumer Staples	6.3%
Utilities	5.6%
Real Estate	5.1%
Materials	5.0%
Other	9.6%

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

GSEW

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Equal+Weight+U.S.+Large+Cap+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

381430438-AR-0825  GSEW

Annual Shareholder Report

August 31, 2025

Goldman Sachs Hedge Industry VIP ETF

NYSE Arca, Inc.: GVIP

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Hedge Industry VIP ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GVIP	$50	0.45%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts.

Top Contributors to Performance:

  Relative to the S&P 500® Index, the financials, communication services and consumer discretionary sectors contributed most positively to the Index’s results.

  Relative to the S&P 500® Index, positions in industrials company GE Vernova, communication services company Spotify and utilities company Talen Energy contributed most positively to the Goldman Sachs Hedge Fund VIP Index®’s (Index) results during the Period (1.94%, 1.93% and 1.97% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Relative to the S&P 500® Index, the information technology, consumer staples and real estate sectors detracted most from the Index’s results.

  Relative to the S&P 500® Index, positions in information technology companies NVIDIA and Core Scientific and in industrials company Alight detracted most from the Index’s results during the Period (1.89%, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2025, respectively).

1Some weights are 0.00% at August 31, 2025 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Period as they did not meet the Fund’s investment criteria.

Goldman Sachs Hedge Industry VIP ETF

GVIP

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs Hedge Fund VIP Index™ TR	S&P 500® Index
11/1/16	$10,000	$10,000	$10,000
8/17	$12,661	$12,714	$11,918
8/18	$14,594	$14,725	$14,261
8/19	$14,450	$14,597	$14,678
8/20	$20,259	$20,639	$17,898
8/21	$26,336	$26,961	$23,476
8/22	$19,239	$19,781	$20,840
8/23	$22,682	$23,425	$24,162
8/24	$29,893	$30,869	$30,720
8/25	$37,008	$38,358	$35,598

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced November 1, 2016)	23.80%	12.80%	15.96%
Goldman Sachs Hedge Fund VIP Index™ TR	24.26%	13.19%	16.43%
S&P 500® Index	15.88%	14.73%	15.45%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Hedge Industry VIP ETF

GVIP

Key Fund Statistics

Total Net Assets as of Period End	$372,961,645
# of Portfolio Holdings as of Period End	51
Portfolio Turnover Rate for the Period	137%
Total Net Advisory Fees Paid for the Period	$1,425,428

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective December 29, 2024, investments related to the communication services sector was added as a principal risk of the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Consumer Discretionary	24.6%
Financials	18.1%
Information Technology	17.5%
Communication Services	11.7%
Industrials	10.0%
Health Care	8.4%
Utilities	3.8%
Materials	2.0%
Energy	2.0%
Consumer Staples	2.0%

Goldman Sachs Hedge Industry VIP ETF

GVIP

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Hedge Industry VIP ETF

381430545-AR-0825  GVIP

Annual Shareholder Report

August 31, 2025

Goldman Sachs India Equity ETF

The Nasdaq Stock Market LLC: GIND

Fund Overview

This annual shareholder report contains important information about Goldman Sachs India Equity ETF (the “Fund”) for the period of April 1, 2025 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GIND	$32Footnote Reference*	0.75%Footnote Reference**
Footnote	Description
Footnote*	The Fund has less than one year of operations. Expenses would be higher if the Fund operated for a full year.
Footnote**	Annualized

How did the Fund perform and what affected its performance?

The broad Indian equity market generated positive yet muted returns amid volatility driven by a contraction in headline economic growth in the third quarter of 2024 due largely to a pullback in government capital expenditure. Also, there was a domestic urban consumption slowdown due to weather patterns and monetary policy tightness and a corresponding slowdown in corporate earnings. Changes in global allocations, including risk-off sentiment towards emerging markets overall in light of the U.S. presidential election results, U.S.-imposed tariffs and high equity valuations, further pressured Indian equity market returns.

Top Contributors to Performance:

  Relative to the MSCI India IMI (Net returns, Unhedged, USD) (Index), the consumer discretionary, information technology and utilities sectors contributed most positively to the Fund’s results.

  Relative to the Index, positions in e-commerce platform operator Eternal, power infrastructure company Techno Electric & Engineering and vehicle manufacturer Hyundai Motors India contributed most positively to the Fund’s results during the period from the Fund’s inception on April 1, 2025 through August 31, 2025 (reporting period) (2.39%, 0.98% and 1.17% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Relative to the Index, the industrials, real estate and consumer staples detracted most from the Fund’s results.

  Relative to the Index, positions in non-banking financial services company Bajaj Finance, apparel manufacturer Gokaldas Exports and contract research services provider for the pharmaceuticals and specialty chemicals industries Cohance Lifesciences detracted most from the Fund’s results during the reporting period (2.24%, 0.54% and 0.43% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs India Equity ETF

GIND

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	MSCI India IMI (Net, USD, Unhedged)
4/1/25	$10,000	$10,000
8/25	$10,289	$10,291

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced April 1, 2025)	2.89%
MSCI India IMI (Net, USD, Unhedged)	2.91%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs India Equity ETF

GIND

Key Fund Statistics

Total Net Assets as of Period End	$10,917,678
# of Portfolio Holdings as of Period End	117
Portfolio Turnover Rate for the Period	22%
Total Net Advisory Fees Paid for the Period	$22,934

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	28.1%
Consumer Discretionary	19.7%
Information Technology	9.4%
Health Care	9.0%
Materials	8.3%
Industrials	7.4%
Consumer Staples	6.1%
Communication Services	3.5%
Energy	2.9%
Other	4.9%

Goldman Sachs India Equity ETF

GIND

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), any and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs India Equity ETF

38149W481-AR-0825  GIND

Annual Shareholder Report

August 31, 2025

Goldman Sachs Innovate Equity ETF

NYSE Arca, Inc.: GINN

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Innovate Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GINN	$55	0.50%

How did the Fund perform and what affected its performance?

The broad global equity market generated positive returns for the Period, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Strong performance overall was supported by solid corporate earnings, ongoing investor interest in artificial intelligence, a resilient U.S. economy, softening monetary policy consensus expectations and a broad economic rebound late in the Period in both developed and emerging equity markets—all despite ongoing macroeconomic and geopolitical risks and the overhang of uncertainty around U.S.-imposed tariffs on countries around the world.

Top Contributors to Performance:

  All five Key Themes—Data-Driven World, Finance Reimagined, Human Evolution, Manufacturing Revolution Theme and New Age Consumer—added to the Solactive Innovative Global Equity Index’s (Index) performance.

  The Finance Reimagined Key Theme was the largest positive contributor, led by mega-cap technology companies driving the digitization of finance.

  Across sub-themes, Blockchain, Clean Energy, Online Video and Music, Digital Enterprise and Social Media added to Index performance.

  The Index benefited from its positions in NVIDIA, which engages in the design and manufacturing of computer graphics processors, chipsets and related multi-media software; Palantir Technologies, a provider of data mining software platforms; and Sea, a Singapore-based technology conglomerate (2.65%, 0.40% and 0.75% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Among sub-themes, Genomics, Life Extension and Precision Medicine, and Health and Wellness detracted from the Index’s performance.

  Novo Nordisk, a Danish pharmaceuticals company focusing on treatments for serious chronic diseases; Eli Lilly & Co., which develops and manufactures medications for humans and animals; and Regeneron Pharmaceuticals, a biotechnology company, were the weakest performing Index holdings, though they each generated positive returns during the Period (0.41%, 0.68% and 0.31% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs Innovate Equity ETF

GINN

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive Innovative Global Equity Index (Net total Return, USD, Unhedged)	MSCI® ACWI Index
11/6/20	$10,000	$10,000	$10,000
8/21	$12,680	$12,738	$12,662
8/22	$8,832	$8,864	$10,651
8/23	$10,013	$10,048	$12,137
8/24	$12,102	$12,172	$14,982
8/25	$14,593	$14,719	$17,348

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced November 6, 2020)	20.58%	8.17%
Solactive Innovative Global Equity Index (Net total Return, USD, Unhedged)	20.93%	8.36%
MSCI® ACWI Index	15.79%	12.12%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the MSCI® ACWI Index.

Goldman Sachs Innovate Equity ETF

GINN

Key Fund Statistics

Total Net Assets as of Period End	$228,899,108
# of Portfolio Holdings as of Period End	477
Portfolio Turnover Rate for the Period	45%
Total Net Advisory Fees Paid for the Period	$1,225,725

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	26.9%
Health Care	20.5%
Consumer Discretionary	15.5%
Financials	14.2%
Communication Services	11.1%
Industrials	6.7%
Utilities	1.7%
Energy	1.2%
Consumer Staples	1.2%
Other	0.8%

Goldman Sachs Innovate Equity ETF

GINN

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Innovate+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Innovate Equity ETF

38149W820-AR-0825  GINN

Annual Shareholder Report

August 31, 2025

Goldman Sachs JUST U.S. Large Cap Equity ETF

NYSE Arca, Inc.: JUST

Fund Overview

This annual shareholder report contains important information about Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JUST	$21	0.20%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts.

Top Contributors to Performance:

  Relative to the Russell 1000® Index, the only two sectors that contributed positively to the JUST US Large Cap Diversified Index’s (Index) results were financials and energy.

  Relative to the Russell 1000® Index, positions in e-commerce retailing giant Amazon.com, information technology company NVIDIA and financial services company JP Morgan Chase & Co. contributed most positively to the JUST US Large Cap Diversified Index’s (Index) results during the Period (5.45%, 7.43% and 2.09% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Relative to the Russell 1000® Index, the information technology, consumer discretionary and communication services sectors detracted most from the Index’s results.

  Relative to the Russell 1000® Index, positions in electric vehicle maker Tesla, software platforms builder for data-driven operations Palantir Technologies and social media platform giant Meta Platforms detracted most from the Index’s results during the Period (0.00%1, 0.00%1 and 2.94% of Fund net assets as of August 31, 2025, respectively).

1Some weights are 0.00% at August 31, 2025 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Period as they did not meet the Fund’s investment criteria.

Goldman Sachs JUST U.S. Large Cap Equity ETF

JUST

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	JUST U.S. Large Cap Diversified Index	Russell 1000® Index
6/7/18	$10,000	$10,000	$10,000
8/18	$10,511	$10,517	$10,511
8/19	$10,728	$10,750	$10,773
8/20	$13,233	$13,309	$13,197
8/21	$17,284	$17,422	$17,452
8/22	$15,119	$15,267	$15,191
8/23	$17,386	$17,587	$17,530
8/24	$22,128	$22,434	$22,193
8/25	$25,411	$25,808	$25,797

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced June 7, 2018)	14.84%	13.93%	13.75%
JUST U.S. Large Cap Diversified Index	15.04%	14.16%	13.99%
Russell 1000® Index	16.24%	14.34%	13.98%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs JUST U.S. Large Cap Equity ETF

JUST

Key Fund Statistics

Total Net Assets as of Period End	$478,449,735
# of Portfolio Holdings as of Period End	448
Portfolio Turnover Rate for the Period	14%
Total Net Advisory Fees Paid for the Period	$813,554

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective June 17, 2025, the Fund changed its 80% investment policy to reflect that the Fund will invest at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. Additionally, the Fund has added principal investment risk disclosure to reflect its investments in the information technology sector.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	31.4%
Financials	14.8%
Communication Services	10.3%
Consumer Discretionary	10.2%
Health Care	9.3%
Industrials	8.8%
Consumer Staples	5.3%
Energy	3.1%
Utilities	2.3%
Other	4.4%

Goldman Sachs JUST U.S. Large Cap Equity ETF

JUST

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

"JUST" is a trademark of Just Capital Foundation ("JCF") and has been licensed for use in connection with The Goldman Sachs JUST U.S. Large Cap Equity ETF. JCF and its affiliates do not recommend the purchase, sale or holding of any security based on the ETF and expressly disclaims all representation, warranties and liabilities in connection with the ETF. See https://am.gs.com/en-us/individual/funds  search=Goldman+Sachs+JUST+U.S.+Large+Cap+Equity+ETF&sf=funds&filters=funds%7CETF for the full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Russell acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index ("Index") and does not sponsor, support, promote or endorse the Index or the ETF. Russell shall have no liability in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+JUST+U.S.+Large+Cap+Equity+ETF&sf=funds&filters=funds%7CETF for the full disclaimer.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs JUST U.S. Large Cap Equity ETF

381430396-AR-0825  JUST

Annual Shareholder Report

August 31, 2025

Goldman Sachs Small Cap Equity ETF

NYSE Arca, Inc.: GSC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Small Cap Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSC	$76	0.75%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts. Small-cap equities lagged their larger counterparts during the Period.

Top Contributors to Performance:

  Sector allocation decisions as a whole contributed positively to relative results, albeit modestly.

  The industrials, consumer discretionary and utilities sectors contributed most positively.

  Relative to the Russell 2000® Index, an overweight in defense technologies developer Kratos Defense & Security Solutions added value given escalating geopolitical tensions, increased military spending and a growing need for technological advancements within defense systems.

  An overweight in digital healthcare company iRhythm Technologies boosted results, driven by an outpacing of consensus expectations in its first quarter 2025 earnings report, underpinned by significant volume demand supporting revenue growth and market share gains.

  An out-of-benchmark position in supply chain solutions provider Celestica proved beneficial due to strong performance in its connectivity and cloud solutions group, driven by robust networking demand and new program ramps with hyperscalers.

  These three positions accounted for 1.93%, 1.36% and 0.00%1 of Fund net assets as of August 31, 2025, respectively.

Top Detractors from Performance:

  Stock selection overall detracted most from the Fund’s relative results.

  The information technology, materials and energy sectors detracted most.

  Relative to the Russell 2000® Index, an overweight to Axcelis Technologies, a component producer for the semiconductor industry, detracted, given softness across its general mature segment, weaker than consensus expected bookings and moderated growth guidance.

  An out-of-benchmark position in behavioral healthcare services provider Acadia Healthcare detracted. Its stock fell sharply on the back of a deceleration in patient volumes coupled with lowered volume growth guidance amid legal headwinds.

  An overweight in medical technology company TransMedics Group hurt, as its stock faced pressure from a decline in overall U.S. transplants amid seasonality headwinds, appointment of a new Chief Financial Officer and a revised 2024 financial outlook.

  These three positions accounted for 0.00%1, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2025, respectively.

1Some weights are 0.00% at August 31, 2025 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Period as they did not meet the Fund’s investment criteria.

Goldman Sachs Small Cap Equity ETF

GSC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Russell 2000® Index (Total Return, USD, Unhedged)	Russell 3000® Index
10/3/23	$10,000	$10,000	$10,000
8/24	$13,405	$13,009	$13,463
8/25	$13,743	$14,072	$15,596

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced October 3, 2023)	2.52%	18.09%
Russell 2000® Index (Total Return, USD, Unhedged)	8.17%	19.56%
Russell 3000® Index	15.84%	26.16%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Russell 3000® Index.

Goldman Sachs Small Cap Equity ETF

GSC

Key Fund Statistics

Total Net Assets as of Period End	$146,100,025
# of Portfolio Holdings as of Period End	101
Portfolio Turnover Rate for the Period	57%
Total Net Advisory Fees Paid for the Period	$967,276

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 30, 2025, the Fund changed its name from the Small Cap Core Equity ETF to the Goldman Sachs Small Cap Equity ETF. The Fund also changed its 80% investment policy and principal investment strategy reflective of investments consistent with the Fund’s new name. These changes will not materially impact (i) the way in which the Fund is managed, (ii) the portfolio holdings of the Fund, or (iii) the Fund’s investment objective to seek long-term growth of capital. Additionally, the Fund added principal investment risk disclosures to reflect its investments in the financial services, health care, industrials, and information technology sectors.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Industrials	21.3%
Financials	21.0%
Information Technology	16.3%
Consumer Discretionary	13.6%
Health Care	13.0%
Real Estate	4.5%
Materials	3.9%
Energy	2.4%
Consumer Staples	1.6%
Other	2.3%

Goldman Sachs Small Cap Equity ETF

GSC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Small Cap Equity ETF

38149W614-AR-0825  GSC

Annual Shareholder Report

August 31, 2025

Goldman Sachs Future Health Care Equity ETF

NYSE Arca, Inc.: GDOC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Future Health Care Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GDOC	$70	0.75%

How did the Fund perform and what affected its performance?

The broad global equity market generated positive returns during the Period, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Strong performance overall was supported by solid corporate earnings, ongoing investor interest in artificial intelligence, a resilient U.S. economy, softening monetary policy consensus expectations and a broad economic rebound late in the Period in both developed and emerging equity markets—all despite ongoing macroeconomic and geopolitical risks and the overhang of uncertainty around U.S.-imposed tariffs on countries around the world.

Top Contributors to Performance:

  Relative to the MSCI All Country World Index Health Care Index (Index), the Fund’s best performing Key Theme was Digital Health Care, as demand for connected devices, such as automated insulin delivery systems and cardiac monitoring devices, helped drive strong returns.

  Among sub-themes, the Fund was helped most by Connected Devices, which benefited from a variety of tailwinds, including the increasing number of digital solutions and innovations that appear to be transforming outcomes in areas with significant unmet patient needs.

  On an industry level, an overweight in health care equipment and supplies added most to relative returns.

  Regarding countries, the Fund was aided by its overweight in the U.S., which has remained at the forefront of innovation across a variety of health care end-markets.

  The Fund benefited from its overweights relative to the Index in Insulet, an insulin management system platform provider; Boston Scientific, a biotechnology and biomedical engineering firm; and Alnylam Pharmaceuticals, an RNA interference biotechnology company (4.87%, 8.58% and 3.29% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  The Fund, which is primarily invested in what may be considered the innovative parts of the health care ecosystem, underperformed the Index, largely due to post-COVID destocking, exacerbated by a confluence of micro, macro and policy variables that proved to be significant headwinds to a sustained recovery.

  Health care companies overall were heavily impacted by uncertainty about tariffs and questions about current practices regarding drug pricing in the U.S.

  Among Key Themes, the Fund was hurt most by Precision Medicine, which was challenged by supply constraints and tariff concerns.

  The largest sub-theme detractor was Chronic Diseases. Pharmaceutical companies that develop drugs for the treatment of chronic diseases were pressured by the potential of regulatory upheaval under the current U.S. Administration.

  Among industries, pharmaceuticals detracted most from relative returns.

  In terms of countries, stock selection in the U.K. detracted most from relative performance, as regulatory scrutiny remained a headwind for U.K.-based pharmaceutical companies.

  Overweight positions in health insurance companies UnitedHealth Group and Humana and in medical device maker Cooper Companies detracted from relative performance (5.06%, 1.42% and 0.00%1 of Fund net assets as of August 31, 2025, respectively).

1Some weights are 0.00% at August 31, 2025 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Period.

Goldman Sachs Future Health Care Equity ETF

GDOC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	MSCI ACWI Health Care Index	MSCI® ACWI Index
11/9/21	$10,000	$10,000	$10,000
8/22	$7,545	$8,907	$8,218
8/23	$8,170	$9,745	$9,364
8/24	$9,431	$11,713	$11,559
8/25	$8,234	$10,440	$13,385

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced November 9, 2021)	-12.69%	-4.97%
MSCI ACWI Health Care Index	-10.87%	1.14%
MSCI® ACWI Index	15.79%	7.95%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the MSCI® ACWI Index.

Goldman Sachs Future Health Care Equity ETF

GDOC

Key Fund Statistics

Total Net Assets as of Period End	$20,308,328
# of Portfolio Holdings as of Period End	39
Portfolio Turnover Rate for the Period	46%
Total Net Advisory Fees Paid for the Period	$127,880

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Health Care	98.4%
Investment Company	1.5%

Goldman Sachs Future Health Care Equity ETF

GDOC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Future Health Care Equity ETF

38149W770-AR-0825  GDOC

Annual Shareholder Report

August 31, 2025

Goldman Sachs Future Tech Leaders Equity ETF

NYSE Arca, Inc.: GTEK

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Future Tech Leaders Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GTEK	$84	0.75%

How did the Fund perform and what affected its performance?

The broad global equity market generated positive returns during the Period, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Strong performance overall was supported by solid corporate earnings, ongoing investor interest in artificial intelligence (AI), a resilient U.S. economy, softening monetary policy consensus expectations and a broad economic rebound late in the Period in both developed and emerging equity markets—all despite ongoing macroeconomic and geopolitical risks and the overhang of uncertainty around U.S.-imposed tariffs on countries around the world.

Top Contributors to Performance:

  The Fund benefited from its focus on companies that enable, enhance and integrate AI into their products and services.

  Relative to the MSCI All Country World Index (Index), stock selection among consumer Internet companies contributed most positively to returns. Strong demand for AI-enhanced products and services drove meaningful gains throughout the Period.

  An overweight in the information technology sector and, within the sector, stock selection in the software industry added to relative returns.

  Regarding countries, the Fund was helped by its exposure to India given that country’s continued development and emergence within the global economy.

  The Fund’s relative overweights in AppLovin, a cloud-based data management company; Delta Electronics, a Thailand-based power supply and thermal management solutions provider; and Snowflake, a cloud storage data management company, boosted relative performance (2.13%, 2.99% and 3.53% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  The Fund’s exposure to leading-edge semiconductor capital equipment providers detracted most from relative returns. These companies faced increased competitive pressure, in addition to geopolitical instability and related export controls, that hampered their performance.

  An overweight position relative to the Index in the semiconductor and semiconductor equipment industry detracted from the Fund’s performance amid weaker than market expected demand for non-AI chips.

  Among sectors, the Fund was hindered by its underweight in communication services. Questions about the impact of AI on advertising revenue, a primary driver of growth in that sector, weighed on stock prices.

  In terms of countries, exposure to Australia detracted from the Fund’s relative returns.

  The Fund was hurt by its overweight positions in Atlassian, a software company that develops collaboration tools, and Monday.com, a project and workflow management software provider, as well as by an out-of-Index position in Fidelity National Information Services, a financial technology solutions platform (1.98%, 1.20% and 1.79% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs Future Tech Leaders Equity ETF

GTEK

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	MSCI® ACWI Index	MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index
9/14/21	$10,000	$10,000	$10,000
8/22	$5,997	$8,475	$7,197
8/23	$6,240	$9,657	$7,925
8/24	$7,453	$11,921	$9,602
8/25	$9,181	$13,803	$11,698

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced September 14, 2021)	23.19%	-2.13%
MSCI® ACWI Index	15.79%	8.47%
MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index	21.83%	4.03%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Future Tech Leaders Equity ETF

GTEK

Key Fund Statistics

Total Net Assets as of Period End	$175,849,710
# of Portfolio Holdings as of Period End	61
Portfolio Turnover Rate for the Period	59%
Total Net Advisory Fees Paid for the Period	$1,220,528

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	71.4%
Communication Services	11.1%
Consumer Discretionary	6.5%
Industrials	4.9%
Financials	3.4%
Health Care	1.2%
Other	1.6%

Goldman Sachs Future Tech Leaders Equity ETF

GTEK

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Future Tech Leaders Equity ETF

38149W812-AR-0825  GTEK

Annual Shareholder Report

August 31, 2025

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

Cboe BZX Exchange, Inc.: GSEE

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® Emerging Markets Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSEE	$39	0.36%

How did the Fund perform and what affected its performance?

The broad emerging markets equity market experienced volatility but performed strongly, benefitting both from a reduction in currency pressures and from compelling valuations. Still, performance across individual country markets was diverse, with some showing resilience supported by domestic demand and foreign investment inflows, while others were affected by global trade policies, including tariffs, and slowed economic activity. Geopolitical tensions impacted the emerging markets equity markets as well, creating both opportunities and challenges.

Top Contributors to Performance:

  Solactive GBS Emerging Markets Large & Mid Cap Index (Index) constituents in the information technology, financials and communication services sectors contributed most positively to the Index’s results during the Period.

  China, Taiwan and South Korea were the top country contributors to the Index’s results.

  Positions in Taiwan Semiconductor Manufacturing, a Taiwan-based semiconductor company; Tencent Holdings, a China-based technology conglomerate; and Alibaba Group Holding, a China-based e-commerce company, contributed most positively to the Index’s returns during the Period (9.53%, 4.81% and 2.50% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Index constituents in the utilities, energy and consumer staples sectors contributed least to the Index’s results during the Period.

  India, Indonesia and Saudi Arabia contributed least to the Index’s results from a country perspective.

  Positions in Samsung Electronics, a South Korea-based consumer electronics, information technology and mobile communications company; Infosys, an India-based digital services provider; and Tata Consultancy Services, an India-based information technology services firm, contributed least to the Index’s results during the Period (2.47%, 0.56% and 0.31% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

GSEE

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive GBS Emerging Markets Large & Mid Cap Index	MSCI Emerging Markets Index (Net, USD, Unhedged)
5/12/20	$10,000	$10,000	$10,000
8/20	$12,154	$12,206	$12,248
8/21	$14,506	$14,602	$14,835
8/22	$11,603	$11,670	$11,601
8/23	$11,790	$11,909	$11,746
8/24	$13,382	$13,759	$13,516
8/25	$15,635	$16,043	$15,787

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced May 12, 2020)	16.84%	5.16%	8.79%
Solactive GBS Emerging Markets Large & Mid Cap Index	16.60%	5.62%	9.32%
MSCI Emerging Markets Index (Net, USD, Unhedged)	16.80%	5.20%	8.98%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the MSCI Emerging Markets Index (Net, USD, Unhedged).

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

GSEE

Key Fund Statistics

Total Net Assets as of Period End	$119,676,315
# of Portfolio Holdings as of Period End	1,988
Portfolio Turnover Rate for the Period	8%
Total Net Advisory Fees Paid for the Period	$374,675

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	24.2%
Financials	22.4%
Consumer Discretionary	12.4%
Communication Services	9.5%
Industrials	8.7%
Materials	6.2%
Consumer Staples	4.1%
Energy	3.9%
Health Care	3.8%
Other	5.2%

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

GSEE

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+MarketBeta+Emerging+Markets+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

381430164-AR-0825  GSEE

Annual Shareholder Report

August 31, 2025

Goldman Sachs MarketBeta® International Equity ETF

Cboe BZX Exchange, Inc.: GSID

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® International Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSID	$21	0.20%

How did the Fund perform and what affected its performance?

The broad international equity market posted double-digit positive returns for the Period but experienced varied performance, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Still, strong performance overall was supported by improved economic recovery in developed markets, solid corporate earnings, increased defense spending, European Central Bank interest rate cuts and some progress late in the Period in trade deals with the U.S. that modestly eased significant concerns around the potential impact of U.S. imposed tariffs.

Top Contributors to Performance:

  Solactive GBS Developed Markets ex North America Large & Mid Cap Index (Index) constituents in the financials, industrials and communication services sectors contributed most positively to the Index’s results during the Period.

  Japan, Germany and the U.K. were top country contributors to the Index’s results.

  Positions in U.K.-based financials company HSBC Holdings, Spain-based financials company Banco Santander and Germany-based industrials company Siemens contributed most positively to the Index’s returns during the Period (1.14%, 0.71% and 1.04% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  Index constituents in the health care, information technology and materials sectors contributed least to the Index’s results during the Period.

  Denmark, the Netherlands and the U.S. contributed least to the Index’s results from a country perspective.

  Positions in Denmark-based pharmaceuticals company Novo Nordisk, Netherlands-based semiconductor company ASML Holding and France-based luxury goods conglomerate LVMH Moet Hennessy Louis Vuitton contributed least to the Index’s results during the Period (0.90%, 1.46% and 0.78% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs MarketBeta® International Equity ETF

GSID

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive GBS Developed Markets ex North America Large & Mid Cap Index	MSCI World ex USA Index
5/12/20	$10,000	$10,000	$10,000
8/20	$11,657	$11,650	$11,684
8/21	$14,711	$14,716	$14,788
8/22	$11,798	$11,797	$12,044
8/23	$13,830	$13,844	$14,025
8/24	$16,487	$16,515	$16,753
8/25	$18,808	$18,859	$19,246

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced May 12, 2020)	14.08%	10.04%	12.64%
Solactive GBS Developed Markets ex North America Large & Mid Cap Index	14.19%	10.11%	12.70%
MSCI World ex USA Index	14.88%	10.49%	13.13%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the MSCI World ex USA Index.

Goldman Sachs MarketBeta® International Equity ETF

GSID

Key Fund Statistics

Total Net Assets as of Period End	$840,714,530
# of Portfolio Holdings as of Period End	911
Portfolio Turnover Rate for the Period	3%
Total Net Advisory Fees Paid for the Period	$1,632,811

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	24.0%
Industrials	19.0%
Health Care	10.7%
Consumer Discretionary	10.4%
Information Technology	8.1%
Consumer Staples	7.8%
Materials	5.5%
Communication Services	4.9%
Energy	3.3%
Other	5.9%

Goldman Sachs MarketBeta® International Equity ETF

GSID

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+MarketBeta+International+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® International Equity ETF

381430180-AR-0825  GSID

Annual Shareholder Report

August 31, 2025

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

NYSE Arca, Inc.: GGUS

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GGUS	$13	0.12%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts.

Top Contributors to Performance:

  Information technology, consumer discretionary and communication services were the sectors that contributed most positively to the Russell 1000® Growth 40 Act Daily Capped Index’s (Index) results.

  Positions in information technology companies NVIDIA, Broadcom and Microsoft contributed most positively to the Index’s returns during the Period (11.20%, 3.81% and 10.42% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  The health care, consumer staples and real estate sectors contributed least to the Index’s results.

  Positions in pharmaceuticals company Eli Lilly & Co., information technology products giant Apple and software company Adobe contributed least to the Index’s results during the Period (2.46%, 4.55% and 0.64% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

GGUS

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Russell 1000 Growth 40 Act Daily Capped Index (Total Return, USD, Unhedged)	Russell 1000® Index
11/28/23	$10,000	$10,000	$10,000
8/24	$12,526	$12,540	$12,505
8/25	$15,182	$15,209	$14,536

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced November 28, 2023)	21.20%	26.79%
Russell 1000 Growth 40 Act Daily Capped Index (Total Return, USD, Unhedged)	21.28%	26.92%
Russell 1000® Index	16.24%	23.69%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Russell 1000® Index.

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

GGUS

Key Fund Statistics

Total Net Assets as of Period End	$352,990,819
# of Portfolio Holdings as of Period End	388
Portfolio Turnover Rate for the Period	45%
Total Net Advisory Fees Paid for the Period	$329,205

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective December 20, 2024, the Fund changed its principal investment strategy to revise its diversification policy and added diversification risk as a principal risk of the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	44.5%
Consumer Discretionary	14.7%
Communication Services	11.3%
Health Care	8.6%
Financials	8.3%
Industrials	7.5%
Consumer Staples	3.2%
Real Estate	0.6%
Materials	0.4%
Other	0.9%

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

GGUS

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The fund is/are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group makes no claim, prediction, warranty or representation either as to the results to be otained from the fund or the suitability of the index for the purpose of the fund. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+MarketBeta+Russell+1000+Growth+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

38149W598-AR-0825  GGUS

Annual Shareholder Report

August 31, 2025

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

NYSE Arca, Inc.: GVUS

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GVUS	$13	0.12%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts.

Top Contributors to Performance:

  Financials, industrials and communication services were the sectors that contributed most positively to the Russell 1000® Value 40 Act Daily Capped Index’s (Index) results.

  Positions in financials company JPMorgan Chase & Co., industrials company GE Vernova and discount retailer Walmart contributed most positively to the Index’s returns during the Period (2.89%, 0.00%1 and 1.31% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  The health care, real estate and materials sectors contributed least to the Index’s results.

  Positions in health insurance and health care services company UnitedHealth Group, biotechnology company Regeneron Pharmaceuticals and life science and clinical research company Thermo Fisher Scientific contributed least to the Index’s results during the Period (0.97%, 0.21% and 0.64% of Fund net assets as of August 31, 2025, respectively).

1Some weights are 0.00% at August 31, 2025 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Period.

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

GVUS

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Russell 1000 Value 40 Act Daily Capped Index (Total Return, USD, Unhedged)	Russell 1000® Index
11/28/23	$10,000	$10,000	$10,000
8/24	$12,267	$12,288	$12,505
8/25	$13,392	$13,434	$14,536

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced November 28, 2023)	9.17%	18.06%
Russell 1000 Value 40 Act Daily Capped Index (Total Return, USD, Unhedged)	9.33%	18.27%
Russell 1000® Index	16.24%	23.69%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Russell 1000® Index.

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

GVUS

Key Fund Statistics

Total Net Assets as of Period End	$363,686,360
# of Portfolio Holdings as of Period End	862
Portfolio Turnover Rate for the Period	11%
Total Net Advisory Fees Paid for the Period	$476,925

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective December 20, 2024, the Fund changed its principal investment strategy to revise its diversification policy and added diversification risk as a principal risk of the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	22.6%
Industrials	13.0%
Health Care	11.6%
Information Technology	9.9%
Consumer Discretionary	7.9%
Consumer Staples	7.7%
Communication Services	7.7%
Energy	6.0%
Utilities	4.4%
Other	8.8%

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

GVUS

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The fund is/are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group makes no claim, prediction, warranty or representation either as to the results to be otained from the fund or the suitability of the index for the purpose of the fund. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+MarketBeta+Russell+1000+Value+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

38149W580-AR-0825  GVUS

Annual Shareholder Report

August 31, 2025

Goldman Sachs MarketBeta® U.S. Equity ETF

Cboe BZX Exchange, Inc.: GSUS

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® U.S. Equity ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSUS	$8	0.07%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts.

Top Contributors to Performance:

  Information technology, communication services and financials were the sectors that contributed most positively to the Solactive GBS United States Large & Mid Cap Index’s (Index) results.

  Positions in information technology companies NVIDIA, Microsoft and Broadcom contributed most positively to the Index’s returns during the Period (7.52%, 6.85% and 2.53% of Fund net assets as of August 31, 2025, respectively).

Top Detractors from Performance:

  The health care, real estate and energy sectors contributed least to the Index’s results.

  Positions in health insurance and health care services company UnitedHealth Group, pharmaceuticals company Eli Lilly & Co. and software company Adobe contributed least to the Index’s results during the Period (0.52%, 1.14% and 0.28% of Fund net assets as of August 31, 2025, respectively).

Goldman Sachs MarketBeta® U.S. Equity ETF

GSUS

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive GBS United States Large & Mid Cap Index	S&P 500® Index
5/12/20	$10,000	$10,000	$10,000
8/20	$12,403	$12,410	$12,266
8/21	$16,322	$16,345	$16,089
8/22	$14,134	$14,157	$14,282
8/23	$16,412	$16,449	$16,559
8/24	$20,897	$20,960	$21,053
8/25	$24,377	$24,475	$24,397

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced May 12, 2020)	16.65%	14.46%	18.28%
Solactive GBS United States Large & Mid Cap Index	16.77%	14.54%	18.37%
S&P 500® Index	15.88%	14.73%	18.30%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs MarketBeta® U.S. Equity ETF

GSUS

Key Fund Statistics

Total Net Assets as of Period End	$2,708,562,365
# of Portfolio Holdings as of Period End	428
Portfolio Turnover Rate for the Period	2%
Total Net Advisory Fees Paid for the Period	$1,715,263

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	33.6%
Financials	13.6%
Consumer Discretionary	10.8%
Communication Services	10.5%
Health Care	9.1%
Industrials	8.2%
Consumer Staples	5.1%
Energy	3.0%
Utilities	2.2%
Other	3.7%

Goldman Sachs MarketBeta® U.S. Equity ETF

GSUS

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+MarketBeta+U.S.+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® U.S. Equity ETF

381430123-AR-0825  GSUS

Annual Shareholder Report

August 31, 2025

Goldman Sachs Dynamic California Municipal Income ETF

NYSE Arca, Inc.: GCAL

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic California Municipal Income ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GCAL	$33	0.33%

How did the Fund perform and what affected its performance?

Municipal bond performance was influenced most by market technicals, which drove a dramatic steepening of the municipal yield curve. Record amounts of new issuance, coupled with a mismatch in demand, were responsible for the curve steepening. Short-term municipal yields fell amid strong demand for shorter maturity municipal bonds, while long-term municipal yields rose as the supply of longer-maturity municipal bonds overwhelmed demand. Issuance increased during the Period amid concerns surrounding the November 2024 Presidential election and worries about potential changes to the federal tax exemption for municipal securities.

Top Contributors to Performance:

  Compared to the Bloomberg Municipal Bond Quality Intermediate–California Index (Index), the Fund benefited from individual issue selection among power revenue bonds and general obligation bonds.

Top Detractors from Performance:

  Municipal credit spreads widened during the Period, which weighed on the Fund’s returns.

  The Fund’s combined duration and yield curve positioning hurt its relative performance. The Fund was hurt by its longer duration positioning compared to the Index and by its relative overweight in the longer maturity end of the municipal yield curve. Specifically, the Fund’s overweight in securities with maturities of 10 years and longer detracted from returns, as the yield curve steepened during the Period.

  Individual issue selection in the hospital and charter school sectors detracted from relative performance.

Goldman Sachs Dynamic California Municipal Income ETF

GCAL

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg Municipal Bond Quality Intermediate - California Index (Total Return, USD, Unhedged)	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,130	$10,127	$10,091
8/25	$10,266	$10,421	$10,099

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced July 23, 2024)	1.34%	2.40%
Bloomberg Municipal Bond Quality Intermediate - California Index (Total Return, USD, Unhedged)	2.90%	3.78%
Bloomberg Municipal Bond Index	0.08%	0.89%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Municipal Bond Index.

Goldman Sachs Dynamic California Municipal Income ETF

GCAL

Key Fund Statistics

Total Net Assets as of Period End	$109,556,644
# of Portfolio Holdings as of Period End	259
Portfolio Turnover Rate for the Period	134%
Total Net Advisory Fees Paid for the Period	$56,857

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective August 1, 2025, the Fund’s Investment Adviser agreed to waive a portion of its management fee to achieve an effective net management fee rate of 0.30% of the Fund’s average daily net assets through at least December 29, 2026.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Special Assessment	12.0%
Hospital	11.8%
Water/Sewer	8.7%
School District GO	8.6%
Airport	7.4%
Sales Tax	5.8%
Charter School	4.9%
Muni Electric	4.8%
University	4.0%
Pre-refunded	3.2%
Corporate	3.1%
State GO	3.0%
City/County Appropriation	2.9%
Education Other	2.8%
Other	18.1%

Goldman Sachs Dynamic California Municipal Income ETF

GCAL

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively, "Bloomberg"). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic California Municipal Income ETF

38149W564-AR-0825  GCAL

Annual Shareholder Report

August 31, 2025

Goldman Sachs Dynamic New York Municipal Income ETF

NYSE Arca, Inc.: GMNY

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic New York Municipal Income ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GMNY	$34	0.34%

How did the Fund perform and what affected its performance?

Municipal bond performance was influenced most by market technicals, which drove a dramatic steepening of the municipal yield curve. Record amounts of new issuance, coupled with a mismatch in demand, were responsible for the curve steepening. Short-term municipal yields fell amid strong demand for shorter maturity municipal bonds, while long-term municipal yields rose as the supply of longer-maturity municipal bonds overwhelmed demand. Issuance increased during the Period amid concerns surrounding the November 2024 Presidential election and worries about potential changes to the federal tax exemption for municipal securities.

Top Contributors to Performance:

  Compared to the Bloomberg Municipal Bond Quality Intermediate–New York Index (Index), the Fund was helped by individual issue selection among income tax bonds and general obligation bonds.

Top Detractors from Performance:

  The Fund’s combined duration and yield curve positioning detracted from its relative performance. The Fund was hampered by its longer duration positioning compared to the Index and by its relative overweight in the longer maturity end of the municipal yield curve. Specifically, the Fund’s overweight in securities with maturities of 10 years and longer detracted from returns, as the yield curve steepened during the Period.

  As municipal credit spreads widened, the Fund was hurt by its lower credit quality bias than that of the Index and by its exposure to Puerto Rico credits.

  Individual issue selection within the airport, hospital and education sectors detracted from relative performance.

Goldman Sachs Dynamic New York Municipal Income ETF

GMNY

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg Municipal Bond Quality Intermediate - New York Index (Total Return, USD, Unhedged)	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,104	$10,119	$10,091
8/25	$10,112	$10,367	$10,099

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced July 23, 2024)	0.08%	1.01%
Bloomberg Municipal Bond Quality Intermediate - New York Index (Total Return, USD, Unhedged)	2.45%	3.29%
Bloomberg Municipal Bond Index	0.08%	0.89%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Municipal Bond Index.

Goldman Sachs Dynamic New York Municipal Income ETF

GMNY

Key Fund Statistics

Total Net Assets as of Period End	$19,552,271
# of Portfolio Holdings as of Period End	119
Portfolio Turnover Rate for the Period	104%
Total Net Advisory Fees Paid for the Period	$20,268

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective August 1, 2025, the Fund’s Investment Adviser agreed to waive a portion of its management fee to achieve an effective net management fee rate of 0.30% of the Fund’s average daily net assets through at least December 29, 2026.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

University	14.7%
Sales Tax	8.3%
Special Tax	8.3%
Hospital	6.7%
Airport	6.2%
School District GO	5.1%
Water/Sewer	5.0%
Corporate	4.7%
Transportation	4.4%
Charter School	4.3%
City/County GO	4.0%
Stadium	3.9%
Muni Electric	3.5%
Airline	3.4%
Other	16.7%

Goldman Sachs Dynamic New York Municipal Income ETF

GMNY

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively, "Bloomberg"). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic New York Municipal Income ETF

38149W556-AR-0825  GMNY

Annual Shareholder Report

August 31, 2025

Goldman Sachs Municipal Income ETF

NYSE Arca, Inc.: GMUB

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Municipal Income ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GMUB	$18	0.18%

How did the Fund perform and what affected its performance?

Municipal bond performance was influenced most by market technicals, which drove a dramatic steepening of the municipal yield curve. Record amounts of new issuance, coupled with a mismatch in demand, were responsible for the curve steepening. Short-term municipal yields fell amid strong demand for shorter maturity municipal bonds, while long-term municipal yields rose as the supply of longer-maturity municipal bonds overwhelmed demand. Issuance increased during the Period amid concerns surrounding the November 2024 Presidential election and worries about potential changes to the federal tax exemption for municipal securities.

Top Contributors to Performance:

  Relative to the Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index (Index), the Fund benefited from its investments in five- to seven-year maturities, as shorter-term yields moved lower.

  Individual issue selection among general obligation bonds and income tax bonds contributed positively to relative returns.

Top Detractors from Performance:

  The Fund’s combined duration and yield curve positioning detracted from its relative performance. The Fund was hurt by its longer duration positioning compared to the Index and by its relative overweight in the longer maturity end of the municipal yield curve. Specifically, the Fund’s overweight in securities with maturities of 15 years and longer detracted from returns, as the yield curve steepened during the Period.

  Individual issue selection in the health care, airport and education sectors detracted from relative performance.

  The Fund was hurt by its overweight position versus the Index in Puerto Rico credits.

Goldman Sachs Municipal Income ETF

GMUB

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,098	$10,101	$10,091
8/25	$10,333	$10,297	$10,099

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced July 23, 2024)	2.33%	3.01%
Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index	1.94%	2.67%
Bloomberg Municipal Bond Index	0.08%	0.89%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Municipal Bond Index.

Goldman Sachs Municipal Income ETF

GMUB

Key Fund Statistics

Total Net Assets as of Period End	$93,816,381
# of Portfolio Holdings as of Period End	303
Portfolio Turnover Rate for the Period	154%
Total Net Advisory Fees Paid for the Period	$32,930

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Hospital	12.6%
University	8.6%
School District GO	7.3%
Special Assessment	6.6%
Sales Tax	6.5%
Airport	5.9%
Muni Electric	5.9%
VRDN	5.8%
City/County GO	5.0%
Corporate	5.0%
Water/Sewer	4.6%
Corporate Elec	3.5%
Special Tax	3.3%
Toll	3.0%
Other	18.7%

Goldman Sachs Municipal Income ETF

GMUB

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively, "Bloomberg"). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Municipal Income ETF

38149W549-AR-0825  GMUB

Annual Shareholder Report

August 31, 2025

Goldman Sachs Ultra Short Municipal Income ETF

NYSE Arca, Inc.: GUMI

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Ultra Short Municipal Income ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GUMI	$16	0.16%

How did the Fund perform and what affected its performance?

Municipal bond performance was influenced most by market technicals, which drove a dramatic steepening of the municipal yield curve. Record amounts of new issuance, coupled with a mismatch in demand, were responsible for the curve steepening. Short-term municipal yields fell amid strong demand for shorter maturity municipal bonds, while long-term municipal yields rose as the supply of longer-maturity municipal bonds overwhelmed demand. Issuance increased during the Period amid concerns surrounding the November 2024 Presidential election and worries about potential changes to the federal tax exemption for municipal securities.

Top Contributors to Performance:

  The Fund benefited from its duration positioning relative to the Bloomberg Municipal Short-Term Index (Index). During the first four months of the Period, the Fund maintained a duration similar to that of the Index. However, it held a shorter duration position during the first quarter of 2025 and heading into April. This positioning added to the Fund’s relative performance, as short-term yields rose significantly following the U.S. Administration’s tariff announcement on April 2nd. By the end of April, the Fund had a longer duration position than that of the Index and maintained that positioning through the end of the Period.

  Within bottom-up individual issue selection, the Fund’s investments in pre-refunded bonds, as well as in water and sewer credits and industrial power bonds, contributed positively to relative returns.

Top Detractors from Performance:

  Individual issue selection among health care credits and housing credits detracted from relative performance.

Goldman Sachs Ultra Short Municipal Income ETF

GUMI

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg Municipal Short-term Index	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,050	$10,044	$10,091
8/25	$10,395	$10,362	$10,099

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced July 23, 2024)	3.43%	3.56%
Bloomberg Municipal Short-term Index	3.17%	3.26%
Bloomberg Municipal Bond Index	0.08%	0.89%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Municipal Bond Index.

Goldman Sachs Ultra Short Municipal Income ETF

GUMI

Key Fund Statistics

Total Net Assets as of Period End	$13,848,756
# of Portfolio Holdings as of Period End	162
Portfolio Turnover Rate for the Period	145%
Total Net Advisory Fees Paid for the Period	$10,765

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

VRDN	15.2%
Hospital	14.8%
School District GO	9.8%
City/County GO	8.8%
Airport	6.3%
Misc	5.8%
Solid Waste	4.7%
State Housing	3.9%
State Appropriation	3.9%
University	3.5%
Sales Tax	3.3%
State GO	3.3%
City/County Appropriation	3.2%
Water/Sewer	2.7%
Other	15.0%

Goldman Sachs Ultra Short Municipal Income ETF

GUMI

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively, "Bloomberg"). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Ultra Short Municipal Income ETF

38149W572-AR-0825  GUMI

Annual Shareholder Report

August 31, 2025

Goldman Sachs U.S. Large Cap Buffer 1 ETF

Cboe BZX Exchange, Inc.: GBXA

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Large Cap Buffer 1 ETF (the “Fund”) for the period of December 30, 2024 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GBXA	$33Footnote Reference*	0.48%Footnote Reference**
Footnote	Description
Footnote*	The Fund has less than one year of operations. Expenses would be higher if the Fund operated for a full year.
Footnote**	Annualized

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts.

Top Contributors to Performance:

  The Fund’s absolute returns were positive given the rally in the U.S. equity market.

Top Detractors from Performance:

  The Fund underperformed the S&P 500® Index (Index), primarily driven by the limited upside participation in the U.S. equity market rally due to the Fund’s targeted outcome strategy.

  The Fund seeks to achieve a total return, for a specified Outcome Period, that corresponds generally, before fees and expenses, to the share price return of the SPDR® Portfolio S&P 500® ETF (SPLG) (the “Underlying ETF”) or other ETFs that track the S&P 500 ® Index up to a Cap while providing a downside Buffer and Deep Downside Protection against losses over an Outcome Period. The Cap represents the maximum percentage return the Fund can achieve for the duration of an Outcome Period. The Fund, and therefore its investors, will participate in losses up to approximately 5%. The Buffer seeks to provide downside protection against approximately 10% of additional losses (i.e., losses between 5% and 15%) over each Outcome Period, before the deduction of Fund fees and expenses. The Fund also seeks to provide Deep Downside Protection for extreme market conditions where losses are in excess of the set deep downside protection amount over an Outcome Period. If the value of the Underlying ETF increases over an Outcome Period but its return remains below the Cap, the Fund seeks to provide investment returns that that are similar to the performance of the Underlying ETF, before Fund fees and expenses. If the value of the Underlying ETF increases in excess of the Cap, the Fund will participate in the performance up to the Cap but not in further gains beyond the Cap.

  During the period from the Fund’s December 30, 2024 inception through August 31, 2025, the Index delivered strong performance that exceeded the Cap, leading to reduced upside participation of the Fund.

  The Cap for the Outcome Period that commenced on January 2, 2025 and ended on March 31, 2025 was 5.02% (before Fund fees and expenses) and 4.90% (after Fund fees and expenses). The Buffer for same started at 4.99% and ended at 15.00% (before Fund fees and expenses) and started at 4.99% and ended at 14.88% (after Fund fees and expenses).*

  The Cap for the Outcome Period that commenced on April 1, 2025 and ended on June 30, 2025 was 7.06% (before Fund fees and expenses) and 6.93% (after Fund fees and expenses). The Buffer for same started at 5.00% and ended at 14.99% (before Fund fees and expenses) and started at 5.00% and ended at 14.87% (after Fund fees and expenses).*

  The Cap for the Outcome Period that commenced on July 1, 2025 and will end on September 30, 2025 is 5.30% (before Fund fees and expenses) and 5.17% (after Fund fees and expenses). The Buffer for same starts at 5.00% and ends at 15.00% (before Fund fees and expenses) and starts at 5.00% and ends at 14.87% (after Fund fees and expenses).*

*Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” tables included in the Fund’s Prospectus dated December 17, 2024. Actual Fund Fees and Expenses may differ over the next Outcome Period.

Goldman Sachs U.S. Large Cap Buffer 1 ETF

GBXA

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	S&P 500® Index
12/30/24	$10,000	$10,000
8/25	$10,460	$11,032

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced December 30, 2024)	4.60%
S&P 500® Index	10.32%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs U.S. Large Cap Buffer 1 ETF

GBXA

Key Fund Statistics

Total Net Assets as of Period End	$6,276,247
# of Portfolio Holdings as of Period End	5
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$12,325

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed Equity Call Options	42.4	0.0	42.4	-42.4
Developed Equity	101.2	101.2	-	101.2
Developed Equity Put Options	8.9	7.3	1.7	5.6

*Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted.

Goldman Sachs U.S. Large Cap Buffer 1 ETF

GBXA

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Large Cap Buffer 1 ETF

38149W531-AR-0825  GBXA

Annual Shareholder Report

August 31, 2025

Goldman Sachs U.S. Large Cap Buffer 2 ETF

Cboe BZX Exchange, Inc.: GBXB

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Large Cap Buffer 2 ETF (the “Fund”) for the period of January 30, 2025 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GBXB	$28Footnote Reference*	0.48%Footnote Reference**
Footnote	Description
Footnote*	The Fund has less than one year of operations. Expenses would be higher if the Fund operated for a full year.
Footnote**	Annualized

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts.

Top Contributors to Performance:

  The Fund’s absolute returns were positive given the rally in the U.S. equity market.

Top Detractors from Performance:

  The Fund underperformed the S&P 500® Index (Index), primarily driven by the limited upside participation in the U.S. equity market rally due to the Fund’s targeted outcome strategy.

  The Fund seeks to achieve a total return, for a specified Outcome Period, that corresponds generally, before fees and expenses, to the share price return of the SPDR® Portfolio S&P 500® ETF (SPLG) (the “Underlying ETF”) or other ETFs that track the S&P 500 ® Index up to a Cap while providing a downside Buffer and Deep Downside Protection against losses over an Outcome Period. The Cap represents the maximum percentage return the Fund can achieve for the duration of an Outcome Period. The Fund, and therefore its investors, will participate in losses up to approximately 5%. The Buffer seeks to provide downside protection against approximately 10% of additional losses (i.e., losses between 5% and 15%) over each Outcome Period, before the deduction of Fund fees and expenses. The Fund also seeks to provide Deep Downside Protection for extreme market conditions where losses are in excess of the set deep downside protection amount over an Outcome Period. If the value of the Underlying ETF increases over an Outcome Period but its return remains below the Cap, the Fund seeks to provide investment returns that that are similar to the performance of the Underlying ETF, before Fund fees and expenses. If the value of the Underlying ETF increases in excess of the Cap, the Fund will participate in the performance up to the Cap but not in further gains beyond the Cap.

  During the period from the Fund’s January 30, 2025 inception through August 31, 2025, the Index delivered strong performance that exceeded the Cap, leading to reduced upside participation of the Fund.

  The Cap for the Outcome Period that commenced on February 3, 2025 and ended on April 30, 2025 was 6.95% (before Fund fees and expenses) and 6.82% (after Fund fees and expenses). The Buffer for same started at 5.00% and ended at 15.00% (before Fund fees and expenses) and started at 5.00% and ended at 14.88% (after Fund fees and expenses).*

  The Cap for the Outcome Period that commenced on May 1, 2025 and ended on July 31, 2025 was 6.50% (before Fund fees and expenses) and 6.38% (after Fund fees and expenses). The Buffer for same started at 5.00% and ended at 15.00% (before Fund fees and expenses) and started at 5.00% and ended at 14.88% (after Fund fees and expenses).*

  The Cap for the Outcome Period that commenced on August 1, 2025 and will end on October 31, 2025 is 5.18% (before Fund fees and expenses) and 5.05% (after Fund fees and expenses). The Buffer for same starts at 4.99% and ends at 14.99% (before Fund fees and expenses) and starts at 4.99% and ends at 14.86% (after Fund fees and expenses).*

*Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” tables included in the Fund’s Prospectus dated December 17, 2024. Actual Fund Fees and Expenses may differ over the next Outcome Period.

Goldman Sachs U.S. Large Cap Buffer 2 ETF

GBXB

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	S&P 500® Index
1/30/25	$10,000	$10,000
8/25	$10,224	$10,725

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced January 30, 2025)	2.32%
S&P 500® Index	7.25%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs U.S. Large Cap Buffer 2 ETF

GBXB

Key Fund Statistics

Total Net Assets as of Period End	$5,627,010
# of Portfolio Holdings as of Period End	6
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$12,348

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed Equity Call Options	31.3	0.0	31.3	-31.3
Developed Equity	100.0	100.0	-	100.0
Developed Equity Put Options	22.1	17.6	4.6	13.0

*Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted.

Goldman Sachs U.S. Large Cap Buffer 2 ETF

GBXB

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Large Cap Buffer 2 ETF

38149W523-AR-0825  GBXB

Annual Shareholder Report

August 31, 2025

Goldman Sachs U.S. Large Cap Buffer 3 ETF

Cboe BZX Exchange, Inc.: GBXC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Large Cap Buffer 3 ETF (the “Fund”) for the period of February 27, 2025 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GBXC	$25Footnote Reference*	0.48%Footnote Reference**
Footnote	Description
Footnote*	The Fund has less than one year of operations. Expenses would be higher if the Fund operated for a full year.
Footnote**	Annualized

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility due largely to tariff uncertainty, trade tensions, artificial intelligence (AI) growth scrutiny and softer economic data, but performed strongly overall supported by progress in trade negotiations, solid corporate earnings results, resilient consumer spending and better than consensus expected inflation data. Also, softening labor data and a shift in tone from the Federal Reserve lifted expectations toward the end of the Period for a resumption of interest rate cuts.

Top Contributors to Performance:

  The Fund’s absolute returns were positive given the rally in the U.S. equity market.

Top Detractors from Performance:

  The Fund underperformed the S&P 500® Index (Index), primarily driven by the limited upside participation in the U.S. equity market rally due to the Fund’s targeted outcome strategy.

  The Fund seeks to achieve a total return, for a specified Outcome Period, that corresponds generally, before fees and expenses, to the share price return of the SPDR® Portfolio S&P 500® ETF (SPLG) (the “Underlying ETF”) or other ETFs that track the S&P 500 ® Index up to a Cap while providing a downside Buffer and Deep Downside Protection against losses over an Outcome Period. The Cap represents the maximum percentage return the Fund can achieve for the duration of an Outcome Period. The Fund, and therefore its investors, will participate in losses up to approximately 5%. The Buffer seeks to provide downside protection against approximately 10% of additional losses (i.e., losses between 5% and 15%) over each Outcome Period, before the deduction of Fund fees and expenses. The Fund also seeks to provide Deep Downside Protection for extreme market conditions where losses are in excess of the set deep downside protection amount over an Outcome Period. If the value of the Underlying ETF increases over an Outcome Period but its return remains below the Cap, the Fund seeks to provide investment returns that that are similar to the performance of the Underlying ETF, before Fund fees and expenses. If the value of the Underlying ETF increases in excess of the Cap, the Fund will participate in the performance up to the Cap but not in further gains beyond the Cap.

  During the period from the Fund’s February 27, 2025 inception through August 31, 2025, the Index delivered strong performance that exceeded the Cap, leading to reduced upside participation of the Fund.

  The Cap for the Outcome Period that commenced on March 3, 2025 and ended on May 31, 2025 was 6.55% (before Fund fees and expenses) and 6.43% (after Fund fees and expenses). The Buffer for same started at 4.99% and ended at 14.99% (before Fund fees and expenses) and started at 4.99% and ended at 14.87% (after Fund fees and expenses).*

  The Cap for the Outcome Period that commenced on June 2, 2025 and ended on August 31, 2025 was 5.76% (before Fund fees and expenses) and 5.63% (after Fund fees and expenses). The Buffer for same started at 5.01% and ended at 15.00% (before Fund fees and expenses) and started at 5.01% and ended at 14.88% (after Fund fees and expenses).*

*Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” tables included in the Fund’s Prospectus dated December 17, 2024. Actual Fund Fees and Expenses may differ over the next Outcome Period.

Goldman Sachs U.S. Large Cap Buffer 3 ETF

GBXC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	S&P 500® Index
2/27/25	$10,000	$10,000
8/25	$10,396	$11,096

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced February 27, 2025)	4.04%
S&P 500® Index	10.96%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs U.S. Large Cap Buffer 3 ETF

GBXC

Key Fund Statistics

Total Net Assets as of Period End	$8,845,447
# of Portfolio Holdings as of Period End	6
Portfolio Turnover Rate for the Period	1%
Total Net Advisory Fees Paid for the Period	$15,484

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed Equity	99.5	99.5	-	99.5
Developed Equity Call Options	23.7	0.0	23.7	-23.7
Developed Equity Put Options	33.8	26.2	7.6	18.6

*Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted.

Goldman Sachs U.S. Large Cap Buffer 3 ETF

GBXC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Large Cap Buffer 3 ETF

38149W515-AR-0825  GBXC

Annual Shareholder Report

August 31, 2025

Goldman Sachs Core Bond ETF

NYSE Arca, Inc.: GBND

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Core Bond ETF (the “Fund”) for the period of June 24, 2025 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GBND	$5Footnote Reference*	0.24%Footnote Reference**
Footnote	Description
Footnote*	The Fund has less than one year of operations. Expenses would be higher if the Fund operated for a full year.
Footnote**	Annualized

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income markets was broadly influenced by Federal Reserve (Fed) monetary policy, macroeconomic data and geopolitics. The Fed maintained a cautious stance, holding the targeted federal funds rate steady in a range between 4.25% and 4.50%. Fed officials continued to emphasize data dependency, closely monitoring economic readings. Inflation remained a central focus, with the Consumer Price Index rising from 2.7% in July 2025 to 2.9% in August. The labor market showed signs of weakness, as hiring slowed and the unemployment rate increased from 4.2% in July to 4.3% in August. U.S. economic growth strengthened in the second calendar quarter, driven by increased consumer spending and a notable decrease in imports. Geopolitical tensions, particularly the U.S. Administration’s focus on trade protectionism, had a significant impact on investor sentiment. The Administration’s tariff measures, alongside ongoing international conflicts, fueled market volatility and raised concerns about the potential of higher consumer costs and a decline in global economic growth.

Top Contributors to Performance:

  During the Period, the Fund outperformed the Bloomberg U.S. Aggregate Bond Index (Index), with its cross-sector allocation strategy adding significantly to relative returns. Specifically, overweight positions in commercial mortgage-backed securities, collateralized loan obligations, high yield corporate bonds and mortgage-backed securities bolstered relative performance.

  Among investment grade corporate bonds, the Fund was helped by its overweight relative to the Index in the banking sector.

  The Fund benefited from a credit hedge, wherein the Fund’s overweight in corporate credit was paired with greater exposure than the Index to U.S. interest rates to mitigate the risk of a potential economic growth shock.

  Active management of the Fund’s duration strategy added to relative returns, as interest rates fluctuated throughout the Period.

  Security selection overall contributed positively to relative performance. In particular, the Fund was aided by investments in the securitized sector, especially its holdings of agency mortgage-backed securities that were trading close to par. Within the government/swaps sector, a preference for bond futures over a long position in U.S. Treasuries was advantageous.

Top Detractors from Performance:

  The Fund’s investment in a credit default swap index, which we favored over a long position in corporate bonds, detracted from relative performance, as cash bonds outperformed derivative securities.

  Individual issue selection among non-agency mortgage-backed securities detracted from relative returns.

  The Fund was hurt by its underweight in agency securities.

  An overweight in health care investment grade corporate bonds was detrimental.

Goldman Sachs Core Bond ETF

GBND

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg U.S. Aggregate Bond Index
6/24/25	$10,000	$10,000
8/25	$10,153	$10,140

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced June 24, 2025)	1.53%
Bloomberg U.S. Aggregate Bond Index	1.40%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Core Bond ETF

GBND

Key Fund Statistics

Total Net Assets as of Period End	$20,226,844
# of Portfolio Holdings as of Period End	190
Portfolio Turnover Rate for the Period	115%
Total Net Advisory Fees Paid for the Period	$9,007

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Mortgage-Backed Securities	39.5
U.S. Treasury Notes	34.0
Corporate Obligations	23.3
Asset-Backed Securities	15.0
Foreign Corporate Debt	2.6
Collateralized Mortgage Obligations	2.0
Sovereign Debt Obligations	1.7
U.S. Treasury Bonds	0.3
Other	6.4

Goldman Sachs Core Bond ETF

GBND

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Core Bond ETF

38149W473-AR-0825  GBND

Annual Shareholder Report

August 31, 2025

Goldman Sachs Corporate Bond ETF

NYSE Arca, Inc.: GIGL

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Corporate Bond ETF (the “Fund”) for the period of June 24, 2025 to August 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GIGL	$5Footnote Reference*	0.28%Footnote Reference**
Footnote	Description
Footnote*	The Fund has less than one year of operations. Expenses would be higher if the Fund operated for a full year.
Footnote**	Annualized

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income markets was broadly influenced by Federal Reserve (Fed) monetary policy, macroeconomic data and geopolitics. The Fed maintained a cautious stance, holding the targeted federal funds rate steady in a range between 4.25% and 4.50%. Fed officials continued to emphasize data dependency, closely monitoring economic readings. Inflation remained a central focus, with the Consumer Price Index rising from 2.7% in July 2025 to 2.9% in August. The labor market showed signs of weakness, as hiring slowed and the unemployment rate increased from 4.2% in July to 4.3% in August. U.S. economic growth strengthened in the second calendar quarter, driven by increased consumer spending and a notable decrease in imports. Geopolitical tensions, particularly the U.S. Administration’s focus on trade protectionism, had a significant impact on investor sentiment. The Administration’s tariff measures, alongside ongoing international conflicts, fueled market volatility and raised concerns about the potential of higher consumer costs and a decline in global economic growth.

Top Contributors to Performance:

  During the Period, the Fund outperformed the Bloomberg U.S. Credit Index (Index), with issuer selection and cross-sector positioning contributing positively to relative returns.

  Corporate bonds broadly recorded gains during the Period, propelled by risk-on investor sentiment and generally supportive credit fundamentals.

  The Fund benefited from its down-in-quality bias—specifically, its relative overweight in BBB-rated credits and underweight in A-rated credits. Lower quality credits generally outperformed higher quality credits amid strong investor demand for riskier assets.

  Issue selection of certain industrial credits within investment grade corporate bonds added to relative returns.

  Within cross-sector positioning, the Fund was helped by its greater overall risk exposure than the Index, especially its investments in high yield corporate bonds, as credit spreads tightened during the Period.

  The Fund’s corporate yield curve positioning, wherein it held short- and intermediate-term maturities and fewer long-term maturities, added to relative returns.

  Active management of the Fund’s duration strategy helped relative performance, as interest rates fluctuated during the Period. The Fund also benefited from its U.S. Treasury yield curve steepener trades, as long-term yields rose and short-term yields fell.

Top Detractors from Performance:

  The Fund’s investment in a credit default swap index, which we favored over a long position in corporate bonds, detracted from relative performance, as cash bonds outperformed derivative securities.

  An underweight in emerging markets debt hurt the Fund’s relative returns.

Goldman Sachs Corporate Bond ETF

GIGL

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg U.S. Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
6/24/25	$10,000	$10,000	$10,000
8/25	$10,163	$10,163	$10,140

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced June 24, 2025)	1.63%
Bloomberg U.S. Credit Bond Index	1.63%
Bloomberg U.S. Aggregate Bond Index	1.40%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Corporate Bond ETF

GIGL

Key Fund Statistics

Total Net Assets as of Period End	$11,381,866
# of Portfolio Holdings as of Period End	203
Portfolio Turnover Rate for the Period	3%
Total Net Advisory Fees Paid for the Period	$6,057

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Banks	20.9
Consumer Noncyclical	10.7
Consumer Cyclical	9.2
Technology	6.1
REITs and Real Estate	5.7
Electric	4.5
Capital Goods	4.4
Energy	4.3
Healthcare	4.3
Other	27.2

Goldman Sachs Corporate Bond ETF

GIGL

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Corporate Bond ETF

38149W465-AR-0825  GIGL

Annual Shareholder Report

August 31, 2025

Goldman Sachs Ultra Short Bond ETF

Cboe BZX Exchange, Inc.: GSST

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Ultra Short Bond ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025 (the "Period"). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSST	$15	0.15%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income market was broadly influenced by rising long-term interest rates, steepening yield curves and tightening credit spreads. Volatility increased amid shifting expectations about the pace and magnitude of Federal Reserve (Fed) rate cuts, U.S. Administration fiscal policy and geopolitical events. In September 2024, when the Period began, the Fed launched its long-awaited easing cycle, cutting the targeted federal funds rate by 50 basis points on the back of a perceived slowdown in the U.S. labor market. Two more interest rate cuts, each 25 basis points, followed in November and December. Fed policymakers indicated they would continue to balance inflation risks with potential labor market weakness. After inflation increased slightly at the start of 2025, the Fed paused its easing cycle. Geopolitical tensions, particularly the U.S. Administration’s focus on trade protectionism and ongoing international conflicts, raised investor concerns about the possibility of higher consumer costs and a drop in global economic growth.

Top Contributors to Performance:

  The Fund outperformed the FTSE Three-Month U.S. Treasury Bill Index during the Period, with issue selection adding significantly to relative returns.

  The Fund benefited from selection among corporate bonds, specifically investment grade corporate bonds, as well as from selection of agency mortgage-backed securities.

  The cross-sector allocation strategy added to relative performance, driven primarily by the Fund’s overweight allocation to investment grade corporate bonds during May 2025 when credit spreads narrowed, retracing the dramatic widening that had occurred after the U.S. Administration’s announcement of trade tariffs on April 2nd.

  The Fund was helped overall by its overweight exposure to investment grade corporate bonds, collateralized loan obligations, asset-backed securities and commercial mortgage-backed securities.

Top Detractors from Performance:

  Duration and yield curve positioning hampered relative performance. Specifically, an overweight position in one-year U.S. Treasury securities in October 2024 and in May 2025 detracted from the Fund’s returns.

  October 2024 was a lackluster month for fixed income, as market participants recalibrated their expectations for Fed monetary policy amid uncertainty around the outcome of the U.S. Presidential election and its potential implications for inflation and economic growth.

  May 2025 was a volatile month for fixed income, as market participants recalibrated their expectations for inflation and economic growth on the back of shifting U.S. trade policy and the federal government’s budget outlook.

  The Fund’s overweight positions in mortgage-backed securities and high yield corporate bonds detracted slightly from relative returns.

Goldman Sachs Ultra Short Bond ETF

GSST

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Three-Month U.S. Treasury Bill Index	Bloomberg U.S. Aggregate Bond Index
4/15/19	$10,000	$10,000	$10,000
8/19	$10,175	$10,090	$10,637
8/20	$10,407	$10,209	$11,325
8/21	$10,468	$10,215	$11,316
8/22	$10,408	$10,260	$10,013
8/23	$10,850	$10,716	$9,893
8/24	$11,579	$11,321	$10,616
8/25	$12,188	$11,852	$10,949

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced April 15, 2019)	5.26%	3.21%	3.15%
FTSE Three-Month U.S. Treasury Bill Index	4.69%	3.03%	2.70%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.43%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with regulatory requirements, the Fund is required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Ultra Short Bond ETF

GSST

Key Fund Statistics

Total Net Assets as of Period End	$1,002,665,659
# of Portfolio Holdings as of Period End	402
Portfolio Turnover Rate for the Period	127%
Total Net Advisory Fees Paid for the Period	$1,195,054

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective February 11, 2025, the Fund changed its name from Goldman Sachs Access Ultra Short Bond ETF to the Goldman Sachs Ultra Short Bond ETF. This change did not affect the Fund’s investment objective, principal investment strategy or current portfolio holdings.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Corporate Obligations	28.3
Foreign Corporate Debt	25.4
Asset-Backed Securities	19.1
Mortgage-Backed Securities	7.5
Commercial Paper	7.3
U.S. Treasury Notes	7.0
Certificate of Deposit	3.5
U.S. Government Agency Obligations	0.4
Other	2.1

Goldman Sachs Ultra Short Bond ETF

GSST

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

London Stock Exchange Group PLC and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. Bloomberg Index Services Limited.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Ultra Short Bond ETF

381430230-AR-0825  GSST

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs ETF Trust to which this certified shareholder report relates.

	2025	2024	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,051,050	$984,585	Financial Statement audits.

Audit-Related Fees:

• PwC	$211,167	$182,700	Other attest services.

Tax Fees:

• PwC	$ 0	$ 0

All Other Fees:

• PwC	$ 0	$ 0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs ETF Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs ETF Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2025	2024	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,081,340	$2,122,312	Internal control review performanced in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs ETF Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs ETF Trust (“GS ETF”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GS ETF may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GS ETF at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Goldman Sachs ETF Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GS ETF, the Audit Committee will pre-approve those non-audit services provided to GS ETF’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GS ETF) where the engagement relates directly to the operations or financial reporting of GS ETF.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GS ETF’s service affiliates listed in Table 2 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GS ETF by PwC for the twelve months ended August 31, 2025 and August 31, 2024 were approximately $211,167 and $182,700, respectively. The aggregate non-audit fees billed to GS ETF’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2024 and December 31, 2023 were approximately $20.7 million and $18.0 million, respectively. With regard to the aggregate non-audit fees billed to GS ETF’s adviser and service affiliates, the 2024 and 2023 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GS ETF’s operations or financial reporting.

Item 4(h) — GS ETF’s Audit Committee has considered whether the provision of non-audit services to GS ETF’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Cheryl K. Beebe, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener, Paul C. Wirth, and Gregory G. Weaver, each a Trustee of the Registrant.

ITEM 6.	INVESTMENTS.

Schedule of Investments is included in Item 7 of this report.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Goldman Sachs Funds Annual Financial Statements August 31, 2025 Goldman Sachs Access Fixed Income ETFs Goldman Sachs Access Emerging Markets USD Bond ETF (GEMD) Goldman Sachs Access High Yield Corporate Bond ETF (GHYB) Goldman Sachs Access Inflation Protected USD Bond ETF (GTIP) Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (GSIG) Goldman Sachs Access Investment Grade Corporate Bond ETF (GIGB) Goldman Sachs Access Municipal Bond ETF (GMUN)* Goldman Sachs Access Treasury 0-1 Year ETF (GBIL) Goldman Sachs Access U.S. Aggregate Bond ETF (GCOR) Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF (GPRF) * Effective after the close of business on March 31, 2025, the Goldman Sachs Community Municipal Bond ETF was renamed the Goldman Sachs Access Municipal Bond ETF.

Goldman Sachs Access Fixed Income ETFs

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – 85.4%

Angola – 0.6%
Angolan Government International Bond (B-/B3)
$200,000	8.750%	04/14/32	$185,000
Argentina – 3.4%
Argentine Republic Government International Bond(a) (CCC/NR)
810,000	5.000	01/09/38	548,775
424,000	0.750	07/09/30	320,120
270,082	4.125	07/09/35	171,164
40,000	1.000	07/09/29	31,650

			1,071,709

Armenia – 0.6%
Republic of Armenia International Bond (NR/Ba3)
200,000	3.600	02/02/31	179,898
Bahrain – 1.9%
Bahrain Government International Bond (B+/NR)
200,000	6.750	09/20/29	207,750
225,000	5.625	05/18/34	214,553
200,000	6.000	09/19/44	175,250

			597,553

Brazil – 4.3%
Brazilian Government International Bond (BB/Ba1)
200,000	6.125	03/15/34	202,500
200,000	6.125	01/22/32	207,750
200,000	7.125	01/20/37	218,250
380,000	4.625	01/13/28	381,900
200,000	7.125	05/13/54	195,500
128,000	5.625	01/07/41	117,600
10,000	10.125	05/15/27	11,013

			1,334,513

Chile – 2.9%
Chile Government International Bond (A/A2)
400,000	2.550	07/27/33	342,549
250,000	4.950	01/05/36	248,316
200,000	3.240	02/06/28	195,913
200,000	3.100	01/22/61	120,094

			906,872

China – 1.9%
China Government International Bond (A+/A1)
400,000	1.250	10/26/26	389,641
Export-Import Bank of China (The) (A+/NR)
200,000	3.875	05/16/26	199,804

			589,445

Colombia – 5.0%
Colombia Government International Bond (BB/Baa3)
250,000	3.250	04/22/32	209,047
200,000	8.000	04/20/33	215,092
200,000	8.750	11/14/53	213,000
200,000	7.750	11/07/36	206,000
200,000	3.125	04/15/31	172,663
200,000	5.200	05/15/49	148,000
200,000	3.875	04/25/27	198,253
100,000	7.375	09/18/37	101,426
110,000	6.125	01/18/41	96,402

			1,559,883

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Costa Rica – 0.7%
Costa Rica Government International Bond (BB-/Ba3)
$200,000	7.158%	03/12/45	$211,250
Dominican Republic – 3.5%
Dominican Republic International Bond (BB/Ba2)
200,000	6.400	06/05/49	194,000
200,000	4.875	09/23/32	189,750
225,000	6.000	07/19/28	231,469
150,000	5.875	01/30/60	130,125
150,000	5.300	01/21/41	132,937
200,000	5.500	02/22/29	202,500

			1,080,781

Ecuador – 1.0%
Ecuador Government International Bond(a) (B-/Ba3)
321,585	6.900	07/31/35	244,003
67,966	6.900	07/31/30	61,169

			305,172

Egypt – 0.9%
Egypt Government International Bond (NR/Caa1)
200,000	8.500	01/31/47	166,750
134,000	6.875	04/30/40	109,545

			276,295

El Salvador – 0.7%
El Salvador Government International Bond (B-/B3)
150,000	9.650	11/21/54	157,313
60,000	7.650	06/15/35	59,236

			216,549

Ghana – 1.3%
Ghana Government International Bond(a) (CCC+/Caa2)
300,000	5.000	07/03/29	288,375
147,000	5.000	07/03/35	120,908

			409,283

Guatemala – 0.6%
Guatemala Government Bond (BB+/NR)
225,000	3.700	10/07/33	198,000
Honduras – 0.5%
Honduras Government International Bond (BB-/B1)
150,000	6.250	01/19/27	151,500
Hungary – 2.7%
Hungary Government International Bond (BBB-/Baa2)
200,000	6.125	05/22/28	208,221
200,000	7.625	03/29/41	231,330
400,000	5.500	03/26/36	393,502

			833,053

India – 0.6%
Export-Import Bank of India (BBB/Baa3)
200,000	2.250	01/13/31	179,795
Indonesia – 3.8%
Indonesia Government International Bond (BBB/Baa2)
200,000	3.700	10/30/49	150,604
121,000	7.750	01/17/38	149,044
125,000	8.500	10/12/35	158,765
400,000	4.650	09/20/32	400,312
200,000	3.850	07/18/27	199,274
200,000	3.050	03/12/51	131,968

			1,189,967

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Ivory Coast – 0.7%
Ivory Coast Government International Bond (BB/Ba2)
$226,000	6.125%	06/15/33	$209,615
Jamaica – 0.8%
Jamaica Government International Bond (BB-/B1)
200,000	7.875	07/28/45	236,500
Jordan – 0.8%
Jordan Government International Bond (BB-/Ba3)
250,000	7.750	01/15/28	260,420
Kazakhstan – 0.7%
Kazakhstan Government International Bond (BBB-/Baa1)
200,000	6.500	07/21/45	219,478
Kenya – 0.6%
Republic of Kenya Government International Bond (B/Caa1)
200,000	8.250	02/28/48	172,500
Mexico – 3.1%
Mexico Government International Bond (BBB/Baa2)
200,000	6.338	05/04/53	185,175
200,000	6.400	05/07/54	185,703
325,000	4.500	04/22/29	324,660
168,000	6.050	01/11/40	163,047
Mexico Government International Bond, MTN (BBB/Baa2)
89,000	7.500	04/08/33	100,167
20,000	4.750	03/08/44	15,994

			974,746

Morocco – 0.7%
Morocco Government International Bond (BB+/Ba1)
200,000	6.500	09/08/33	215,011
Nigeria – 0.7%
Nigeria Government International Bond (B-/B3)
200,000	10.375	12/09/34	220,252
Oman – 2.3%
Oman Government International Bond (NR/Baa3)
200,000	7.375	10/28/32	230,340
200,000	6.750	01/17/48	214,049
275,000	5.375	03/08/27	278,150

			722,539

Pakistan – 0.6%
Pakistan Government International Bond (B-/Caa1)
200,000	6.875	12/05/27	198,000
Panama – 3.3%
Panama Government International Bond (BBB-/Baa3)
368,000	6.700	01/26/36	378,401
250,000	6.853	03/28/54	241,139
200,000	3.875	03/17/28	196,375
200,000	3.870	07/23/60	121,233
45,000	8.875	09/30/27	48,918
40,000	9.375	04/01/29	45,440

			1,031,506

Paraguay – 0.7%
Paraguay Government International Bond (BB+/Baa3)
200,000	6.000	02/09/36	209,000

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Peru – 2.7%
Peruvian Government International Bond (BBB-/Baa1)
$310,000	8.750%	11/21/33	$387,082
225,000	5.875	08/08/54	219,329
100,000	6.550	03/14/37	110,308
150,000	3.550	03/10/51	103,321
40,000	3.230	07/28/21	21,358

			841,398

Philippines – 4.1%
Philippine Government International Bond (BBB+/Baa2)
200,000	5.500	02/04/35	210,630
200,000	6.375	10/23/34	223,023
400,000	3.700	03/01/41	333,432
200,000	1.950	01/06/32	172,090
200,000	3.700	02/02/42	163,535
100,000	6.375	01/15/32	110,410
63,000	9.500	02/02/30	76,245

			1,289,365

Poland – 2.6%
Republic of Poland Government International Bond (A-/A2)
253,000	5.500	03/18/54	237,736
204,000	5.125	09/18/34	205,783
200,000	5.375	02/12/35	204,590
175,000	3.250	04/06/26	174,124

			822,233

Qatar – 3.7%
Qatar Government International Bond (AA/Aa2)
149,000	9.750	06/15/30	185,599
200,000	3.250	06/02/26	198,142
200,000	4.625	06/02/46	180,638
220,000	5.103	04/23/48	210,200
200,000	4.500	04/23/28	202,369
UAE Government International Bond (AA/Aa2)
200,000	4.400	04/16/50	170,870

			1,147,818

Romania – 2.9%
Romanian Government International Bond (BBB-/Baa3)
298,000	7.125	01/17/33	316,863
198,000	6.375	01/30/34	198,483
160,000	3.625	03/27/32	140,576
134,000	3.000	02/14/31	117,922
50,000	7.625	01/17/53	52,228
70,000	5.875	01/30/29	71,521

			897,593

Saudi Arabia – 3.2%
Saudi Government International Bond(b) (NR/Aa3)
200,000	5.750	01/16/54	193,997
200,000	5.125	01/13/28	203,939
200,000	3.250	10/26/26	197,506
200,000	5.375	01/13/31	209,482
300,000	3.750	01/21/55	207,884

			1,012,808

Senegal – 0.5%
Senegal Government International Bond (B-/B3)
200,000	7.750	06/10/31	165,293

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Serbia – 0.7%
Serbia International Bond (BBB-/Ba2)
$200,000	6.500%	09/26/33	$212,969
South Africa – 2.4%
Republic of South Africa Government International Bond
(BB-/Ba2)
327,000	4.850	09/30/29	320,109
270,000	7.100	11/19/36	273,260
200,000	5.650	09/27/47	153,000

			746,369

Sri Lanka – 1.0%
Sri Lanka Government International Bond(a) (NR/Caa1)
250,000	3.350	03/15/33	208,750
111,000	3.600	02/15/38	93,379

			302,129

Trinidad and Tobago – 0.6%
Trinidad & Tobago Government International Bond (BBB-/Ba2)
200,000	4.500	08/04/26	199,500

Turkey – 4.7%
Turkiye Government International Bond (NR/Ba3)
200,000	9.875	01/15/28	219,600
200,000	9.375	03/14/29	222,756
200,000	7.125	07/17/32	205,331
400,000	7.625	05/15/34	422,016
200,000	6.625	02/17/45	176,657
200,000	6.125	10/24/28	203,182
30,000	6.875	03/17/36	29,979

			1,479,521

Ukraine – 0.5%
Ukraine Government International Bond(a) (CCC+/NR)
300,000	4.500	02/01/34	161,250
4,000	4.500	02/01/35	2,135

			163,385

United Arab Emirates – 1.3%
UAE Government International Bond (NR/Aa2)
277,000	2.875	10/19/41	209,506
UAE International Government Bond (NR/Aa2)
200,000	4.857	07/02/34	208,566

			418,072

Uruguay – 2.4%
Oriental Republic of Uruguay (BBB+/Baa1)
20,000	5.250	09/10/60	18,221
Uruguay Government International Bond(c) (BBB+/Baa1)
150,000	7.875	01/15/33	179,430
200,000	4.375	01/23/31	201,905
120,000	5.750	10/28/34	127,423
100,000	7.625	03/21/36	120,696
60,000	4.975	04/20/55	53,286
24,000	5.100	06/18/50	22,190
10,000	4.375	10/27/27	10,081

			733,232

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Zambia – 0.2%
Zambia Government International Bond(a) (CCC+/Caa2)
$77,777	5.750%	06/30/33	$72,624

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $26,257,103)			26,650,394

Corporate Obligations – 13.0%

Brazil – 1.2%
Petrobras Global Finance BV (BB/Ba1)
165,000	6.500	07/03/33	171,187
113,000	7.375	01/17/27	117,238
91,000	6.850	06/05/15	80,876

			369,301

Chile – 2.2%
Corp. Nacional del Cobre de Chile (BBB+/Baa2)
200,000	6.440	01/26/36	211,283
200,000	4.500	08/01/47	157,244
200,000	3.700	01/30/50	136,237
Empresa de Transporte de Pasajeros Metro SA (NR/A3)
200,000	4.700	05/07/50	167,990

			672,754

India – 0.6%
Indian Railway Finance Corp. Ltd. (BBB/Baa3)
200,000	3.570	01/21/32	189,311
Indonesia – 1.3%
Pertamina Persero PT (BBB/Baa2)
200,000	6.450	05/30/44	212,574
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (NR/Baa2)
200,000	6.150	05/21/48	202,219

			414,793

Kazakhstan – 0.6%
KazMunayGas National Co. JSC (BBB-/Baa1)
200,000	5.750	04/19/47	179,633
Mexico – 2.2%
Petroleos Mexicanos (BBB/B3)
200,000	6.700	02/16/32	192,000
215,000	6.625	06/15/35	194,913
91,000	5.350	02/12/28	89,281
100,000	6.840	01/23/30	99,505
65,000	7.690	01/23/50	55,656
50,000	6.350	02/12/48	37,659
15,000	6.500	06/02/41	12,319

			681,333

Peru – 0.5%
Petroleos del Peru SA (B/B3)
200,000	4.750	06/19/32	163,000
Poland – 0.8%
Bank Gospodarstwa Krajowego (NR/A2)
225,000	5.750	07/09/34	234,434
Qatar – 1.2%
QatarEnergy (AA/Aa2)
300,000	3.300	07/12/51	204,876

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations (Continued)

Qatar – (continued)
QatarEnergy (AA/Aa2) (continued)
$200,000	2.250%	07/12/31	$177,734

			382,610

Saudi Arabia – 1.8%
Gaci First Investment Co. (NR/Aa3)
200,000	5.375	01/29/54	182,242
Saudi Arabian Oil Co. (NR/Aa3)
200,000	5.250	07/17/34	205,065
200,000	4.250	04/16/39	180,361

			567,668

United Arab Emirates – 0.6%
Adnoc Murban Rsc Ltd. (AA/Aa2)
200,000	4.500	09/11/34	197,821

TOTAL CORPORATE OBLIGATIONS (Cost $4,072,035)			4,052,658

Shares	Dividend Rate		Value

Investment Company – 0.1%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
29,090	4.154%		29,090
(Cost $29,090)

TOTAL INVESTMENTS – 98.5% (Cost $30,358,228)			$30,732,142

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%			478,314

NET ASSETS – 100.0%			$31,210,456

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Step coupon.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Pay-in-kind securities.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
MTN	—Medium Term Note

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 88.9%

Advertising – 0.8%
Clear Channel Outdoor Holdings, Inc.
$134,000	7.750%	04/15/28(a)	$130,650
124,000	7.500	06/01/29(a)	116,870
100,000	7.500	03/15/33(a)	102,000
Lamar Media Corp.
97,000	3.750	02/15/28	94,575
91,000	4.000	02/15/30	86,791
143,000	3.625	01/15/31	132,633
Outfront Media Capital LLC / Outfront Media Capital Corp.
138,000	4.625	03/15/30(a)	132,480

			795,999

Aerospace & Defense – 2.3%
Axon Enterprise, Inc.
52,000	6.250	03/15/33(a)	53,820
Spirit AeroSystems, Inc.
32,000	4.600	06/15/28	32,000
395,000	9.375	11/30/29(a)	418,700
48,000	9.750	11/15/30(a)	53,040
TransDigm, Inc.
152,000	6.750	08/15/28(a)	155,420
149,000	4.625	01/15/29	146,393
35,000	6.375	03/01/29(a)	35,853
40,000	4.875	05/01/29	39,400
350,000	6.875	12/15/30(a)	364,000
300,000	7.125	12/01/31(a)	312,938
319,000	6.625	03/01/32(a)	328,769
224,000	6.375	05/31/33(a)	227,640

			2,167,973

Banks – 0.3%
Freedom Mortgage Corp.
64,000	6.625	01/15/27(a)	64,320
65,000	12.000	10/01/28(a)	69,469
118,000	12.250	10/01/30(a)	131,422

			265,211

Basic Industry – 2.3%
Ashland, Inc.
50,000	6.875	05/15/43	52,813
Avient Corp.
126,000	7.125	08/01/30(a)	130,567
Axalta Coating Systems LLC
215,000	3.375	02/15/29(a)	203,981
Calumet Specialty Products Partners LP / Calumet Finance Corp.
47,000	9.750	07/15/28(a)	45,884
Celanese U.S. Holdings LLC
210,000	6.665	07/15/27	216,038
195,000	6.879	07/15/32	201,581
163,000	7.200	11/15/33	169,520
Chemours Co. (The)
75,000	5.375	05/15/27	74,437
150,000	5.750	11/15/28(a)	144,750
36,000	4.625	11/15/29(a)	32,175
Graphic Packaging International LLC
61,000	3.750	02/01/30(a)	57,645
Olin Corp.
75,000	5.625	08/01/29	75,000
84,000	5.000	02/01/30	81,900

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Basic Industry – (continued)
Olympus Water U.S. Holding Corp.
$280,000	4.250%	10/01/28(a)	$269,500
SCIH Salt Holdings, Inc.
208,000	6.625	05/01/29(a)	209,040
WR Grace Holdings LLC
132,000	4.875	06/15/27(a)	131,505
160,000	6.625	08/15/32(a)	159,800

			2,256,136

Broadcasting – 3.0%
Discovery Communications LLC
78,000	4.125	05/15/29	74,100
168,000	3.625	05/15/30	151,200
50,000	6.350	06/01/40	38,750
Gray Media, Inc.
133,000	10.500	07/15/29(a)	144,970
68,000	4.750	10/15/30(a)	51,340
177,000	5.375	11/15/31(a)	130,980
50,000	7.250	08/15/33(a)	49,250
iHeartCommunications, Inc.
59,000	9.125	05/01/29(a)	50,961
80,000	10.875	05/01/30(a)	47,200
171,500	7.750	08/15/30(a)	136,343
Nexstar Media, Inc.
172,000	5.625	07/15/27(a)	171,892
Scripps Escrow II, Inc.
201,000	3.875	01/15/29(a)	178,890
Sinclair Television Group, Inc.
73,000	5.500	03/01/30(a)	59,495
59,000	4.375	12/31/32(a)	41,890
136,000	8.125	02/15/33(a)	139,400
Sirius XM Radio LLC
100,000	5.500	07/01/29(a)	99,750
228,000	4.125	07/01/30(a)	212,325
TEGNA, Inc.
288,000	4.625	03/15/28	286,920
Univision Communications, Inc.
411,000	8.000	08/15/28(a)	426,669
129,000	4.500	05/01/29(a)	121,905
218,000	8.500	07/31/31(a)	224,813

			2,839,043

Brokerage – 0.7%
Coinbase Global, Inc.
54,000	3.375	10/01/28(a)	51,300
Jane Street Group / JSG Finance, Inc.
150,000	7.125	04/30/31(a)	156,750
220,000	6.125	11/01/32(a)	221,100
67,000	6.750	05/01/33(a)	69,429
Jefferies Finance LLC / JFIN Co.-Issuer Corp.
200,000	5.000	08/15/28(a)	194,908

			693,487

Building Materials – 2.1%
Builders FirstSource, Inc.
44,000	5.000	03/01/30(a)	43,505
173,000	4.250	02/01/32(a)	162,836
98,000	6.375	06/15/32(a)	101,553
76,000	6.375	03/01/34(a)	78,470

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Building Materials – (continued)
Camelot Return Merger Sub, Inc.
$81,000	8.750%	08/01/28(a)	$78,266
JELD-WEN, Inc.
340,000	4.875	12/15/27(a)	337,025
Quikrete Holdings, Inc.
320,000	6.375	03/01/32(a)	330,000
170,000	6.750	03/01/33(a)	176,375
Smyrna Ready Mix Concrete LLC
150,000	6.000	11/01/28(a)	150,938
265,000	8.875	11/15/31(a)	283,881
Standard Industries, Inc.
140,000	4.375	07/15/30(a)	134,575
201,000	3.375	01/15/31(a)	182,407

			2,059,831

Capital Goods – 4.8%
Amsted Industries, Inc.
100,000	4.625	05/15/30(a)	96,875
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal
Packaging Finance PLC
295,000	4.000	09/01/29(a)	270,478
Ball Corp.
83,000	6.875	03/15/28	84,660
171,000	6.000	06/15/29	175,489
196,000	2.875	08/15/30	177,870
Chart Industries, Inc.
143,000	7.500	01/01/30(a)	149,971
Clean Harbors, Inc.
102,000	4.875	07/15/27(a)	102,128
221,000	6.375	02/01/31(a)	226,525
Clydesdale Acquisition Holdings, Inc.
87,000	6.625	04/15/29(a)	88,305
172,000	8.750	04/15/30(a)	177,375
Crown Americas LLC
32,000	5.250	04/01/30	32,440
Crown Americas LLC / Crown Americas Capital Corp. V
62,000	4.250	09/30/26	61,845
Emerald Debt Merger Sub LLC
364,000	6.625	12/15/30(a)	375,375
EquipmentShare.com, Inc.
100,000	9.000	05/15/28(a)	105,875
53,000	8.000	03/15/33(a)	56,312
GFL Environmental, Inc.
94,000	4.750	06/15/29(a)	93,060
90,000	6.750	01/15/31(a)	94,050
Graphic Packaging International LLC
92,000	6.375	07/15/32(a)	93,840
Herc Holdings, Inc.
185,000	5.500	07/15/27(a)	185,231
175,000	7.250	06/15/33(a)	184,188
LABL, Inc.
67,000	10.500	07/15/27(a)	59,965
73,000	5.875	11/01/28(a)	57,487
42,000	8.250	11/01/29(a)	27,510
100,000	8.625	10/01/31(a)	73,625
Madison IAQ LLC
59,000	4.125	06/30/28(a)	57,673
Mauser Packaging Solutions Holding Co.
289,000	7.875	04/15/27(a)	292,974

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Mauser Packaging Solutions Holding Co. – (continued)
$164,000	9.250%	04/15/27(a)	$163,385
Owens-Brockway Glass Container, Inc.
47,000	7.375	06/01/32(a)	47,529
Resideo Funding, Inc.
77,000	4.000	09/01/29(a)	73,639
Reworld Holding Corp.
183,000	4.875	12/01/29(a)	177,096
28,000	5.000	09/01/30	27,214
Sealed Air Corp.
215,000	6.875	07/15/33(a)	232,738
Sealed Air Corp/Sealed Air Corp. U.S.
54,000	7.250	02/15/31(a)	56,767
Sensata Technologies BV
200,000	4.000	04/15/29(a)	192,000
Sensata Technologies, Inc.
193,000	3.750	02/15/31(a)	177,801
Terex Corp.
52,000	6.250	10/15/32(a)	52,650

			4,601,945

Communications – 5.9%
CCO Holdings LLC / CCO Holdings Capital Corp.
329,000	5.125	05/01/27(a)	328,177
302,000	5.000	02/01/28(a)	300,112
158,000	5.375	06/01/29(a)	157,013
103,000	6.375	09/01/29(a)	104,802
176,000	4.750	03/01/30(a)	169,620
225,000	4.500	08/15/30(a)	213,188
318,000	4.250	02/01/31(a)	294,548
131,000	4.750	02/01/32(a)	122,157
248,000	4.500	05/01/32	227,230
229,000	4.500	06/01/33(a)	204,955
158,000	4.250	01/15/34(a)	137,658
CSC Holdings LLC
315,000	5.500	04/15/27(a)	304,762
250,000	5.375	02/01/28(a)	231,250
200,000	11.250	05/15/28(a)	200,500
200,000	6.500	02/01/29(a)	157,500
240,000	5.750	01/15/30(a)	112,800
250,000	3.375	02/15/31(a)	161,250
250,000	4.500	11/15/31(a)	162,500
Directv Financing LLC / Directv Financing Co.-Obligor, Inc.
317,000	5.875	08/15/27(a)	316,604
270,000	10.000	02/15/31(a)	268,481
DISH DBS Corp.
245,000	5.250	12/01/26(a)	238,875
450,000	7.375	07/01/28	408,375
220,000	5.125	06/01/29	182,600
DISH Network Corp.
310,000	11.750	11/15/27(a)	327,825
Getty Images, Inc.
120,000	11.250	02/21/30(a)	113,100
Live Nation Entertainment, Inc.
168,000	4.750	10/15/27(a)	166,740
51,000	3.750	01/15/28(a)	49,980

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Communications – (continued)
Radiate Holdco LLC / Radiate Finance, Inc.
$59,760	9.250%	03/25/30(a)(b)	$37,350

			5,699,952

Consumer Cyclical – 15.3%
ADT Security Corp. (The)
82,000	4.125	08/01/29(a)	79,437
131,000	4.875	07/15/32(a)	126,579
Advance Auto Parts, Inc.
63,000	3.500	03/15/32	55,068
Allison Transmission, Inc.
279,000	3.750	01/30/31(a)	258,075
AMC Entertainment Holdings, Inc.
100,000	7.500	02/15/29(a)	81,500
American Axle & Manufacturing, Inc.
190,000	6.875	07/01/28	190,000
94,000	5.000	10/01/29	88,947
Asbury Automotive Group, Inc.
121,000	5.000	02/15/32(a)	116,765
Bath & Body Works, Inc.
124,000	7.500	06/15/29	127,410
84,000	6.625	10/01/30(a)	86,205
118,000	6.875	11/01/35	122,868
93,000	6.750	07/01/36	95,325
Beazer Homes USA, Inc.
100,000	7.500	03/15/31(a)	101,625
Boyd Gaming Corp.
74,000	4.750	12/01/27	73,722
54,000	4.750	06/15/31(a)	52,178
Brightstar Lottery PLC
200,000	5.250	01/15/29(a)	199,750
Caesars Entertainment, Inc.
230,000	4.625	10/15/29(a)	219,363
200,000	7.000	02/15/30(a)	207,250
138,000	6.500	02/15/32(a)	141,622
Carnival Corp.
423,000	6.000	05/01/29(a)	430,402
202,000	5.750	08/01/32(a)	205,283
215,000	6.125	02/15/33(a)	220,912
Carvana Co.
37,849	9.000	12/01/28(a)(b)	38,890
221,900	9.000	06/01/30(a)(b)	232,163
228,074	9.000	06/01/31(a)(b)	260,004
Century Communities, Inc.
130,000	6.750	06/01/27	130,325
Churchill Downs, Inc.
47,000	5.500	04/01/27(a)	47,000
326,000	5.750	04/01/30(a)	326,000
Cinemark USA, Inc.
76,000	5.250	07/15/28(a)	75,905
Clarios Global LP / Clarios U.S. Finance Co.
132,000	8.500	05/15/27(a)	132,825
45,000	6.750	05/15/28(a)	46,182
89,000	6.750	02/15/30(a)	92,226
Cooper-Standard Automotive, Inc.
100,000	13.500	03/31/27(a)(b)	105,375
Crocs, Inc.
50,000	4.125	08/15/31(a)	45,125

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.
$82,000	4.625%	01/15/29(a)	$78,515
212,000	6.750	01/15/30(a)	200,340
FirstCash, Inc.
146,000	4.625	09/01/28(a)	143,627
79,000	6.875	03/01/32(a)	82,160
Gap, Inc. (The)
87,000	3.625	10/01/29(a)	81,671
122,000	3.875	10/01/31(a)	110,715
GEO Group, Inc. (The)
180,000	8.625	04/15/29	191,025
105,000	10.250	04/15/31	116,156
Goodyear Tire & Rubber Co. (The)
129,000	4.875	03/15/27	128,355
48,000	5.000	07/15/29	46,800
68,000	5.250	04/30/31	64,940
120,000	5.625	04/30/33	112,950
Hilton Domestic Operating Co., Inc.
174,000	5.750	05/01/28(a)	174,435
162,000	5.875	04/01/29(a)	165,240
94,000	3.750	05/01/29(a)	90,357
39,000	4.875	01/15/30	39,000
280,000	4.000	05/01/31(a)	263,900
120,000	3.625	02/15/32(a)	109,800
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.
90,000	4.875	07/01/31(a)	83,925
90,000	6.625	01/15/32(a)	91,912
Iron Mountain Information Management Services, Inc.
58,000	5.000	07/15/32(a)	55,970
Iron Mountain, Inc.
86,000	4.875	09/15/27(a)	85,892
48,000	5.250	03/15/28(a)	47,940
35,000	5.000	07/15/28(a)	34,869
92,000	7.000	02/15/29(a)	95,105
45,000	4.875	09/15/29(a)	44,494
100,000	5.250	07/15/30(a)	99,500
293,000	4.500	02/15/31(a)	280,364
Kohl’s Corp.
133,000	5.550	07/17/45	82,793
LCM Investments Holdings II LLC
263,000	4.875	05/01/29(a)	259,055
Liberty Interactive LLC
59,000	8.250	02/01/30	8,186
Light & Wonder International, Inc.
97,000	7.000	05/15/28(a)	97,243
67,000	7.250	11/15/29(a)	68,926
172,000	7.500	09/01/31(a)	179,525
Macy’s Retail Holdings LLC
98,000	5.125	01/15/42	71,785
Marriott Ownership Resorts, Inc.
100,000	4.750	01/15/28	98,500
MGM Resorts International
300,000	6.125	09/15/29	307,875
Michaels Cos., Inc. (The)
100,000	5.250	05/01/28(a)	80,000
87,000	7.875	05/01/29(a)	59,813

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
NCL Corp. Ltd.
$402,000	5.875%	02/15/27(a)	$404,513
159,000	7.750	02/15/29(a)	169,931
NCL Finance Ltd.
22,000	6.125	03/15/28(a)	22,358
Nissan Motor Acceptance Co. LLC
105,000	2.450	09/15/28(a)	95,290
58,000	7.050	09/15/28(a)	60,208
Nordstrom, Inc.
54,000	4.250	08/01/31	48,330
174,000	5.000	01/15/44	119,408
PetSmart LLC / PetSmart Finance Corp.
280,000	7.500	09/15/32(a)	277,550
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
60,000	5.625	09/01/29(a)	35,625
Prime Security Services Borrower LLC / Prime Finance, Inc.
162,000	3.375	08/31/27(a)	157,343
QVC, Inc.
50,000	6.875	04/15/29(a)	24,375
42,000	5.950	03/15/43	19,425
Resorts World Las Vegas LLC / RWLV Capital, Inc.
235,000	8.450	07/27/30(a)	236,469
RHP Hotel Properties LP / RHP Finance Corp.
85,000	4.750	10/15/27	85,000
85,000	7.250	07/15/28(a)	87,656
134,000	4.500	02/15/29(a)	131,153
223,000	6.500	04/01/32(a)	229,690
Sabre GLBL, Inc.
86,000	8.625	06/01/27(a)	87,290
206,000	10.750	11/15/29(a)	200,592
Six Flags Entertainment Corp.
185,000	5.500	04/15/27(a)	185,116
49,000	7.250	05/15/31(a)	49,490
Staples, Inc.
225,000	10.750	09/01/29(a)	216,000
80,000	12.750	01/15/30(a)	57,800
Station Casinos LLC
93,000	4.500	02/15/28(a)	91,837
Taylor Morrison Communities, Inc.
19,000	5.750	01/15/28(a)	19,285
TKC Holdings, Inc.
45,000	6.875	05/15/28(a)	45,337
Travel + Leisure Co.
121,000	6.625	07/31/26(a)	122,210
100,000	6.000	04/01/27	100,750
135,000	4.500	12/01/29(a)	131,287
VF Corp.
93,000	6.450	11/01/37	86,025
Viking Cruises Ltd.
100,000	7.000	02/15/29(a)	100,750
87,000	9.125	07/15/31(a)	93,742
VOC Escrow Ltd.
95,000	5.000	02/15/28(a)	94,763
Wayfair LLC
102,000	7.750	09/15/30(a)	105,698
Williams Scotsman, Inc.
185,000	6.625	06/15/29(a)	190,319

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
$235,000	5.250%	05/15/27(a)	$236,175
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
155,000	5.125	10/01/29(a)	155,194
143,000	7.125	02/15/31(a)	153,904
Yum! Brands, Inc.
122,000	4.750	01/15/30(a)	121,390
164,000	3.625	03/15/31	152,725
170,000	4.625	01/31/32	166,388
222,000	5.375	04/01/32	223,387

			14,637,742

Consumer Noncyclical – 6.6%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
376,000	4.875	02/15/30(a)	371,770
Allied Universal Holdco LLC
295,000	7.875	02/15/31(a)	310,487
Allied Universal Holdco LLC / Allied Universal Finance Corp.
200,000	6.000	06/01/29(a)	198,000
Allied Universal Holdco LLC /Allied Universal Finance Corp. /
Atlas Luxco 4 Sarl
200,000	4.625	06/01/28(a)	195,500
Avantor Funding, Inc.
260,000	4.625	07/15/28(a)	257,075
B&G Foods, Inc.
90,000	5.250	09/15/27	85,540
Chobani LLC / Chobani Finance Corp., Inc.
100,000	7.625	07/01/29(a)	104,625
Darling Ingredients, Inc.
100,000	5.250	04/15/27(a)	99,938
Deluxe Corp.
19,000	8.125	09/15/29(a)	19,926
Fiesta Purchaser, Inc.
102,000	7.875	03/01/31(a)	108,375
Hologic, Inc.
39,000	4.625	02/01/28(a)	38,805
245,000	3.250	02/15/29(a)	234,587
LifePoint Health, Inc.
93,000	5.375	01/15/29(a)	88,583
177,000	8.375	02/15/32(a)	187,620
Medline Borrower LP
487,000	3.875	04/01/29(a)	468,129
207,000	5.250	10/01/29(a)	205,965
Molina Healthcare, Inc.
323,000	6.250	01/15/33(a)	326,230
MPH Acquisition Holdings LLC
50,000	5.750	12/31/30(a)	43,625
Murphy Oil USA, Inc.
91,000	3.750	02/15/31(a)	84,402
Organon & Co / Organon Foreign Debt Co.-Issuer BV
252,000	4.125	04/30/28(a)	241,920
436,000	5.125	04/30/31(a)	374,960
Performance Food Group, Inc.
188,000	5.500	10/15/27(a)	188,000
135,000	6.125	09/15/32(a)	138,544
Perrigo Finance Unlimited Co.
250,000	4.900	06/15/30	244,794

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Perrigo Finance Unlimited Co., Series USD
$62,000	6.125%	09/30/32	$62,519
Post Holdings, Inc.
98,000	5.500	12/15/29(a)	97,878
97,000	4.625	04/15/30(a)	93,605
301,000	4.500	09/15/31(a)	281,811
68,000	6.250	02/15/32(a)	70,125
60,000	6.250	10/15/34(a)	60,600
Prestige Brands, Inc.
116,000	3.750	04/01/31(a)	106,937
RR Donnelley & Sons Co.
243,000	9.500	08/01/29(a)	246,949
RRD Intermediate Holdings, Inc.
38,293	11.000	12/01/30(a)(b)	37,910
Teleflex, Inc.
197,000	4.625	11/15/27	195,523
U.S. Foods, Inc.
128,000	6.875	09/15/28(a)	132,160
255,000	4.750	02/15/29(a)	251,175
75,000	4.625	06/01/30(a)	73,125

			6,327,717

Consumer Products – 1.4%
Edgewell Personal Care Co.
77,000	5.500	06/01/28(a)	76,519
77,000	4.125	04/01/29(a)	73,342
Newell Brands, Inc.
121,000	6.375	09/15/27	122,966
126,000	6.625	09/15/29	126,630
88,000	6.625	05/15/32	86,130
56,000	6.875	04/01/36	54,519
60,000	7.000	04/01/46	52,350
Scotts Miracle-Gro Co. (The)
203,000	4.375	02/01/32	187,775
Somnigroup International, Inc.
230,000	4.000	04/15/29(a)	221,950
43,000	3.875	10/15/31(a)	39,453
Whirlpool Corp.
190,000	5.500	03/01/33	183,780
202,000	4.600	05/15/50	149,985

			1,375,399

Distribution & Logistics – 0.5%
WESCO Distribution, Inc.
124,000	7.250	06/15/28(a)	126,015
189,000	6.375	03/15/29(a)	194,906
197,000	6.625	03/15/32(a)	205,126

			526,047

Electric – 3.0%
AES Corp. (The)
(US 5 Year CMT T-Note + 3.201%)
86,000	7.600	01/15/55	88,795
Artera Services LLC
200,000	8.500	02/15/31(a)	173,750
Calpine Corp.
52,000	5.125	03/15/28(a)	52,000
59,000	4.625	02/01/29(a)	58,484
111,000	5.000	02/01/31(a)	110,445

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Calpine Corp. – (continued)
$254,000	3.750%	03/01/31(a)	$241,935
Clearway Energy Operating LLC
147,000	3.750	02/15/31(a)	135,608
NRG Energy, Inc.
164,000	3.375	02/15/29(a)	155,744
93,000	5.250	06/15/29(a)	93,232
243,000	3.625	02/15/31(a)	223,729
91,000	6.250	11/01/34(a)	93,389
PG&E Corp.
208,000	5.250	07/01/30	202,919
(US 5 Year CMT T-Note + 3.883%)
140,000	7.375	03/15/55	140,000
Pike Corp.
102,000	8.625	01/31/31(a)	109,650
Vistra Operations Co. LLC
15,000	5.500	09/01/26(a)	15,000
102,000	5.625	02/15/27(a)	101,872
414,000	4.375	05/01/29(a)	405,720
124,000	7.750	10/15/31(a)	132,215
12,000	6.875	04/15/32(a)	12,630
XPLR Infrastructure Operating Partners LP
350,000	4.500	09/15/27(a)	343,000

			2,890,117

Energy – 8.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
66,000	5.750	03/01/27(a)	66,041
39,000	5.750	01/15/28(a)	39,293
65,000	5.375	06/15/29(a)	64,675
214,000	6.625	02/01/32(a)	221,490
Archrock Partners LP / Archrock Partners Finance Corp.
121,000	6.250	04/01/28(a)	121,605
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
137,000	5.875	06/30/29(a)	137,343
Buckeye Partners LP
40,000	3.950	12/01/26	39,500
63,000	4.125	12/01/27	62,055
146,000	4.500	03/01/28(a)	144,723
Civitas Resources, Inc.
170,000	8.375	07/01/28(a)	176,800
275,000	8.750	07/01/31(a)	283,594
CNX Resources Corp.
103,000	6.000	01/15/29(a)	103,386
Comstock Resources, Inc.
133,000	6.750	03/01/29(a)	131,836
CQP Holdco LP / BIP-V Chinook Holdco LLC
370,000	5.500	06/15/31(a)	364,681
Crescent Energy Finance LLC
212,000	7.375	01/15/33(a)	207,230
Delek Logistics Partners LP / Delek Logistics Finance Corp.
90,000	8.625	03/15/29(a)	94,106
Global Marine, Inc.
148,000	7.000	06/01/28	138,380
Hilcorp Energy I LP / Hilcorp Finance Co.
31,000	6.250	11/01/28(a)	31,194
117,000	5.750	02/01/29(a)	115,976
129,000	6.000	02/01/31(a)	124,646

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Hilcorp Energy I LP / Hilcorp Finance Co. – (continued)
$118,000	8.375%	11/01/33(a)	$123,752
97,000	6.875	05/15/34(a)	93,726
87,000	7.250	02/15/35(a)	85,478
Kinetik Holdings LP
300,000	6.625	12/15/28(a)	309,000
74,000	5.875	06/15/30(a)	74,832
Matador Resources Co.
97,000	6.250	04/15/33(a)	97,849
Murphy Oil Corp.
31,000	5.875	12/01/42	25,808
Nabors Industries, Inc.
256,000	9.125	01/31/30(a)	262,240
94,000	8.875	08/15/31(a)	84,835
New Fortress Energy, Inc.
50,000	6.500	09/30/26(a)	17,375
133,000	8.750	03/15/29(a)	27,930
Northern Oil & Gas, Inc.
68,000	8.125	03/01/28(a)	68,680
76,000	8.750	06/15/31(a)	78,280
PBF Holding Co. LLC / PBF Finance Corp.
61,000	9.875	03/15/30(a)	63,288
Permian Resources Operating LLC
144,000	8.000	04/15/27(a)	146,790
45,000	5.875	07/01/29(a)	45,225
140,000	7.000	01/15/32(a)	145,250
100,000	6.250	02/01/33(a)	101,750
Range Resources Corp.
80,000	4.750	02/15/30(a)	78,200
SM Energy Co.
141,000	6.750	09/15/26	140,560
78,000	6.625	01/15/27	77,756
100,000	6.500	07/15/28	100,750
Sunoco LP
350,000	7.000	05/01/29(a)	363,562
250,000	6.250	07/01/33(a)	255,625
Talos Production, Inc.
112,000	9.375	02/01/31(a)	116,480
Transocean, Inc.
117,000	8.250	05/15/29(a)	113,783
130,000	8.500	05/15/31(a)	122,037
100,000	6.800	03/15/38	79,375
USA Compression Partners LP / USA Compression Finance Corp.
117,000	7.125	03/15/29(a)	119,925
Venture Global LNG, Inc.
372,000	8.125	06/01/28(a)	385,950
330,000	9.500	02/01/29(a)	363,412
189,000	9.875	02/01/32(a)	206,483
Venture Global Plaquemines LNG LLC
173,000	6.500	01/15/34(a)	180,244
230,000	7.750	05/01/35(a)	256,738
173,000	6.750	01/15/36(a)	181,109
Vital Energy, Inc.
130,000	7.875	04/15/32(a)	128,700

			7,791,331

Financial Company – 5.5%
AG TTMT Escrow Issuer LLC
95,000	8.625	09/30/27(a)	97,375

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Financial Company – (continued)
Burford Capital Global Finance LLC
$200,000	9.250%	07/01/31(a)	$212,750
Cobra AcquisitionCo LLC
100,000	12.250	11/01/29(a)	103,500
Coinbase Global, Inc.
62,000	3.625	10/01/31(a)	55,567
Compass Group Diversified Holdings LLC
208,000	5.250	04/15/29(a)	191,620
Freedom Mortgage Holdings LLC
89,000	9.250	02/01/29(a)	93,561
72,000	9.125	05/15/31(a)	75,690
80,000	7.875	04/01/33(a)	81,600
HUB International Ltd.
63,000	5.625	12/01/29(a)	63,315
187,000	7.250	06/15/30(a)	195,882
226,000	7.375	01/31/32(a)	237,583
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
121,000	5.250	05/15/27	118,278
113,000	9.750	01/15/29	112,576
104,000	4.375	02/01/29	87,880
108,000	9.000	06/15/30	103,140
LD Holdings Group LLC
120,000	8.750	11/01/27(a)	114,750
109,000	6.125	04/01/28(a)	96,193
Midcap Financial Issuer Trust
200,000	6.500	05/01/28(a)	199,500
Nationstar Mortgage Holdings, Inc.
152,000	6.000	01/15/27(a)	152,190
223,000	5.500	08/15/28(a)	223,836
63,000	5.125	12/15/30(a)	63,866
100,000	5.750	11/15/31(a)	101,375
Navient Corp.
356,000	5.500	03/15/29	353,775
OneMain Finance Corp.
120,000	3.500	01/15/27	117,600
315,000	3.875	09/15/28	302,006
124,000	5.375	11/15/29	122,915
84,000	7.875	03/15/30	89,040
131,000	4.000	09/15/30	121,666
69,000	7.125	11/15/31	71,588
Osaic Holdings, Inc.
80,000	6.750	08/01/32(a)	81,500
PennyMac Financial Services, Inc.
26,000	7.875	12/15/29(a)	27,625
200,000	7.125	11/15/30(a)	207,750
119,000	5.750	09/15/31(a)	116,769
Prospect Capital Corp.
52,000	3.437	10/15/28	46,836
Rocket Cos., Inc.
123,000	6.375	08/01/33(a)	128,074
Rocket Mortgage LLC
244,000	5.250	01/15/28(a)	239,176
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc.
200,000	4.000	10/15/33(a)	181,006
SLM Corp.
50,000	6.500	01/31/30	52,313

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Financial Company – (continued)
Stonex Escrow Issuer LLC
$200,000	6.875%	07/15/32(a)	$206,250

			5,247,916

Food and Beverage – 0.2%
HLF Financing Sarl LLC / Herbalife International, Inc.
8,000	12.250	04/15/29(a)	8,730
188,000	4.875	06/01/29(a)	166,615

			175,345

Hardware – 0.5%
CommScope LLC
71,000	8.250	03/01/27(a)	71,976
94,000	4.750	09/01/29(a)	93,413
88,000	9.500	12/15/31(a)	91,080
CommScope Technologies LLC
97,000	5.000	03/15/27(a)	96,515
NCR Voyix Corp.
76,000	5.000	10/01/28(a)	74,955
59,000	5.125	04/15/29(a)	58,557

			486,496

Healthcare – 5.1%
AdaptHealth LLC
88,000	4.625	08/01/29(a)	83,600
Charles River Laboratories International, Inc.
215,000	4.000	03/15/31(a)	199,547
CHS/Community Health Systems, Inc.
114,000	6.000	01/15/29(a)	110,295
229,000	6.875	04/15/29(a)	183,200
78,000	6.125	04/01/30(a)	56,160
60,000	5.250	05/15/30(a)	53,850
72,000	4.750	02/15/31(a)	61,560
299,000	10.875	01/15/32(a)	316,940
CVS Health Corp.
(US 5 Year CMT T-Note + 2.516%)
132,000	6.750	12/10/54	134,060
(US 5 Year CMT T-Note + 2.886%)
174,000	7.000	03/10/55	181,375
DaVita, Inc.
322,000	4.625	06/01/30(a)	311,133
253,000	3.750	02/15/31(a)	231,811
Encompass Health Corp.
137,000	4.750	02/01/30	135,116
IQVIA, Inc.
280,000	5.000	05/15/27(a)	279,300
250,000	6.500	05/15/30(a)	259,062
MPT Operating Partnership LP / MPT Finance Corp.
100,000	5.000	10/15/27	94,688
247,000	3.500	03/15/31	175,061
187,000	8.500	02/15/32(a)	196,584
Owens & Minor, Inc.
93,000	6.625	04/01/30(a)	81,026
Service Corp International
222,000	5.750	10/15/32	224,775
Service Corp. International
45,000	4.625	12/15/27	44,888
217,000	5.125	06/01/29	217,000

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare – (continued)
Tenet Healthcare Corp.
$151,000	6.250%	02/01/27	$151,094
222,000	5.125	11/01/27	221,723
86,000	4.625	06/15/28	85,462
229,000	6.125	10/01/28	229,572
292,000	4.250	06/01/29	285,430
129,000	6.125	06/15/30	131,419
150,000	6.750	05/15/31	156,188

			4,891,919

Insurance – 1.6%
Acrisure LLC / Acrisure Finance, Inc.
57,000	8.250	02/01/29(a)	59,494
139,000	8.500	06/15/29(a)	146,471
120,000	6.000	08/01/29(a)	118,050
90,000	7.500	11/06/30(a)	93,487
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer
299,000	4.250	10/15/27(a)	296,384
133,000	6.750	10/15/27(a)	133,166
89,000	6.750	04/15/28(a)	90,891
14,000	5.875	11/01/29(a)	13,825
399,000	7.000	01/15/31(a)	413,963
AmWINS Group, Inc.
27,000	6.375	02/15/29(a)	27,675
170,000	4.875	06/30/29(a)	166,388

			1,559,794

Media Non Cable – 1.1%
AMC Networks, Inc.
90,000	10.250	01/15/29(a)	93,600
6,000	4.250	02/15/29	4,950
50,000	10.500	07/15/32(a)	51,875
Paramount Global
(3M USD LIBOR + 3.899%)
110,000	6.250	02/28/57	107,080
(US 5 Year CMT T-Note + 3.999%)
77,000	6.375	03/30/62	77,293
Warnermedia Holdings, Inc.
208,000	4.054	03/15/29	196,560
327,000	4.279	03/15/32	281,629
320,000	5.050	03/15/42	216,000

			1,028,987

Metals – 0.9%
Alcoa Nederland Holding BV
270,000	7.125	03/15/31(a)	283,880
Arsenal AIC Parent LLC
110,000	11.500	10/01/31(a)	122,788
Kaiser Aluminum Corp.
150,000	4.500	06/01/31(a)	141,000
Novelis Corp.
197,000	4.750	01/30/30(a)	190,105
117,000	3.875	08/15/31(a)	106,470

			844,243

Metals and Mining – 0.6%
ATI, Inc.
42,000	5.875	12/01/27	42,263
42,000	7.250	08/15/30	44,257

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Metals and Mining – (continued)
Big River Steel LLC / BRS Finance Corp.
$130,000	6.625%	01/31/29(a)	$130,325
Cleveland-Cliffs, Inc.
30,000	4.875	03/01/31(a)	27,375
70,000	7.000	03/15/32(a)	69,738
155,000	7.375	05/01/33(a)	154,031
GrafTech Global Enterprises, Inc.
80,000	9.875	12/23/29(a)	68,400

			536,389

Natural Gas – 1.6%
AmeriGas Partners LP / AmeriGas Finance Corp.
100,000	9.500	06/01/30(a)	104,750
Genesis Energy LP / Genesis Energy Finance Corp.
150,000	8.250	01/15/29	156,281
150,000	7.875	05/15/32	155,438
NGL Energy Operating LLC / NGL Energy Finance Corp.
120,000	8.375	02/15/32(a)	122,550
Prairie Acquiror LP
84,000	9.000	08/01/29(a)	87,675
Rockies Express Pipeline LLC
118,000	4.950	07/15/29(a)	116,377
140,000	6.875	04/15/40(a)	141,400
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
56,000	6.000	03/01/27(a)	56,000
130,000	5.500	01/15/28(a)	129,512
41,000	7.375	02/15/29(a)	42,127
115,000	6.000	09/01/31(a)	112,988
Venture Global LNG, Inc.
305,000	8.375	06/01/31(a)	319,869

			1,544,967

Pharmaceuticals – 1.2%
1261229 BC Ltd.
500,000	10.000	04/15/32(a)	520,625
Bausch Health Cos., Inc.
70,000	5.000	01/30/28(a)	60,900
225,000	4.875	06/01/28(a)	203,906
89,000	11.000	09/30/28(a)	93,672
50,000	5.000	02/15/29(a)	38,438
230,000	6.250	02/15/29(a)	181,700
45,000	5.250	01/30/30(a)	33,187
55,000	5.250	02/15/31(a)	37,538

			1,169,966

Publishing – 0.2%
McGraw-Hill Education, Inc.
179,000	5.750	08/01/28(a)	180,119

REITs and Real Estate – 2.7%
Anywhere Real Estate Group LLC / Realogy Co.-Issuer Corp.
124,000	5.750	01/15/29(a)	115,165
Brandywine Operating Partnership LP
129,000	8.875	04/12/29	139,961
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL
32,000	4.500	04/01/27(a)	31,327
Cushman & Wakefield U.S. Borrower LLC
150,000	6.750	05/15/28(a)	152,250
Diversified Healthcare Trust
56,000	4.750	02/15/28	52,799

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – (continued)
Diversified Healthcare Trust – (continued)
$69,000	4.375%	03/01/31	$58,823
Howard Hughes Corp. (The)
27,000	5.375	08/01/28(a)	26,966
155,000	4.125	02/01/29(a)	148,606
213,000	4.375	02/01/31(a)	198,889
Hudson Pacific Properties LP
169,000	3.950	11/01/27	161,642
46,000	4.650	04/01/29	42,422
Kennedy-Wilson, Inc.
130,000	5.000	03/01/31	121,712
Office Properties Income Trust
132,000	9.000	09/30/29(a)	92,235
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer
85,000	5.875	10/01/28(a)	85,213
206,000	4.875	05/15/29(a)	201,107
Service Properties Trust
148,000	8.375	06/15/29	153,093
69,000	4.950	10/01/29	61,237
170,000	8.625	11/15/31(a)	180,942
330,000	8.875	06/15/32	340,714
Starwood Property Trust, Inc.
100,000	7.250	04/01/29(a)	104,967
86,000	6.500	07/01/30(a)	89,225

			2,559,295

Rental Equipment – 1.3%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
260,000	5.750	07/15/27(a)	259,025
80,000	5.375	03/01/29(a)	78,000
EquipmentShare.com, Inc.
45,000	8.625	05/15/32(a)	48,487
Hertz Corp. (The)
65,000	4.625	12/01/26(a)	60,450
218,000	12.625	07/15/29(a)	225,358
United Rentals North America, Inc.
99,000	5.500	05/15/27	99,000
128,000	4.875	01/15/28	127,520
136,000	3.875	02/15/31	128,520
110,000	3.750	01/15/32	101,475
127,000	6.125	03/15/34(a)	131,610

			1,259,445

Revenue – 0.2%
Toledo Hospital (The)
27,000	4.982	11/15/45	22,073
Toledo Hospital (The), Series B
130,000	5.325	11/15/28	131,462

			153,535

Software – 1.9%
Cloud Software Group, Inc.
433,000	6.500	03/31/29(a)	438,954
270,000	9.000	09/30/29(a)	281,475
158,000	8.250	06/30/32(a)	169,652
120,000	6.625	08/15/33(a)	122,100
Fair Isaac Corp.
115,000	4.000	06/15/28(a)	112,269

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Gen Digital, Inc.
$295,000	6.750%	09/30/27(a)	$300,900
Rocket Software, Inc.
100,000	9.000	11/28/28(a)	103,000
SS&C Technologies, Inc.
222,000	5.500	09/30/27(a)	222,002
38,000	6.500	06/01/32(a)	39,568

			1,789,920

Technology – 2.8%
Arches Buyer, Inc.
122,000	4.250	06/01/28(a)	118,188
72,000	6.125	12/01/28(a)	69,840
Block, Inc.
244,000	2.750	06/01/26	239,425
236,000	3.500	06/01/31	218,300
Central Parent Inc / CDK Global, Inc.
153,000	7.250	06/15/29(a)	128,520
Central Parent LLC / CDK Global II LLC / CDK Financing Co., Inc.
100,000	8.000	06/15/29(a)	87,000
CoreWeave, Inc.
184,000	9.250	06/01/30(a)	185,380
150,000	9.000	02/01/31(a)	148,875
Entegris, Inc.
107,000	4.375	04/15/28(a)	104,726
100,000	5.950	06/15/30(a)	101,500
Go Daddy Operating Co LLC / GD Finance Co., Inc.
125,000	5.250	12/01/27(a)	125,000
Match Group Holdings II LLC
46,000	5.000	12/15/27(a)	45,770
41,000	4.625	06/01/28(a)	40,436
286,000	3.625	10/01/31(a)	258,115
Newfold Digital Holdings Group, Inc.
90,000	11.750	10/15/28(a)	60,075
Seagate Data Storage Technology Pte Ltd.
56,000	8.250	12/15/29(a)	59,570
281,000	9.625	12/01/32(a)	318,935
45,000	5.750	12/01/34(a)	43,988
Snap, Inc.
140,000	6.875	03/15/34(a)	140,350
Xerox Corp.
100,000	10.250	10/15/30(a)	104,000
Xerox Holdings Corp.
115,000	5.500	08/15/28(a)	74,606
30,000	8.875	11/30/29(a)	18,375

			2,690,974

Transportation – 1.2%
American Airlines, Inc.
52,000	7.250	02/15/28(a)	53,365
88,000	8.500	05/15/29(a)	92,620
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
204,000	5.750	04/20/29(a)	205,530
FTAI Aviation Investors LLC
221,000	5.500	05/01/28(a)	221,552
116,000	7.875	12/01/30(a)	123,395
XPO CNW, Inc.
100,000	6.700	05/01/34	105,875

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Transportation – (continued)
XPO, Inc.
$210,000	7.125%	06/01/31(a)	$219,188
85,000	7.125	02/01/32(a)	89,462

			1,110,987

Wireless – 1.1%
EchoStar Corp.
300,676	10.750	11/30/29	324,354
Hughes Satellite Systems Corp.
252,000	6.625	08/01/26	234,360
SBA Communications Corp.
143,000	3.875	02/15/27	141,391
100,000	3.125	02/01/29	94,125
Viasat, Inc.
100,000	5.625	04/15/27(a)	100,000
138,000	6.500	07/15/28(a)	134,033
59,000	7.500	05/30/31(a)	55,386

			1,083,649

Wirelines – 2.1%
Cablevision Lightpath LLC
200,000	5.625	09/15/28(a)	199,000
Embarq LLC
239,000	7.995	06/01/36	114,122
Frontier Communications Holdings LLC
35,000	5.875	10/15/27(a)	35,022
253,000	5.000	05/01/28(a)	253,000
63,000	6.750	05/01/29(a)	63,630
114,000	5.875	11/01/29	115,283
133,000	6.000	01/15/30(a)	134,496
61,000	8.750	05/15/30(a)	63,974
35,000	8.625	03/15/31(a)	37,231
Level 3 Financing, Inc.
150,000	4.875	06/15/29(a)	140,437
98,000	3.750	07/15/29(a)	82,443
77,000	4.500	04/01/30(a)	69,204
41,000	3.875	10/15/30(a)	34,952
87,976	10.750	12/15/30(a)	99,413
37,000	4.000	04/15/31(a)	31,034
Lumen Technologies, Inc.
131,000	4.125	04/15/30(a)	129,199
Lumen Technologies, Inc., Series U
50,000	7.650	03/15/42	43,062
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC
50,000	8.625	06/15/32(a)	49,625
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC
172,000	10.500	02/15/28(a)	181,245
132,000	4.750	04/15/28(a)	129,030
45,000	6.500	02/15/29(a)	43,200

			2,048,602

TOTAL CORPORATE OBLIGATIONS

(Cost $83,753,704)			85,290,478

Foreign Corporate Debt – 8.4%

Aerospace & Defense – 0.5%
Bombardier, Inc. (Canada)
30,000	7.875	04/15/27(a)	30,075

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Aerospace & Defense – (continued)
Bombardier, Inc. (Canada) – (continued)
$110,000	7.000%	06/01/32(a)	$114,950
335,000	7.450	05/01/34(a)	366,406

			511,431

Basic Industry – 0.6%
Mercer International, Inc. (Germany)
63,000	12.875	10/01/28(a)	61,740
75,000	5.125	02/01/29	59,344
Methanex Corp. (Canada)
62,000	5.250	12/15/29	61,690
61,000	5.650	12/01/44	50,859
NOVA Chemicals Corp. (Canada)
173,000	5.250	06/01/27(a)	173,865
94,000	9.000	02/15/30(a)	101,050
65,000	7.000	12/01/31(a)	68,656

			577,204

Capital Goods – 0.2%
Wrangler Holdco Corp. (Canada)
162,000	6.625	04/01/32(a)	168,885
Communications – 1.1%
Altice Financing SA (Luxembourg)
335,000	5.750	08/15/29(a)	266,325
Sunrise FinCo I BV (Netherlands)
200,000	4.875	07/15/31(a)	191,800
Virgin Media Secured Finance PLC (United Kingdom)
225,000	5.500	05/15/29(a)	222,001
200,000	4.500	08/15/30(a)	188,114
VZ Secured Financing BV (Netherlands)
240,000	5.000	01/15/32(a)	213,263

			1,081,503

Consumer Cyclical – 2.3%
1011778 BC ULC / New Red Finance, Inc. (Canada)
143,000	3.875	01/15/28(a)	139,246
189,000	4.375	01/15/28(a)	186,638
171,000	3.500	02/15/29(a)	163,305
309,000	4.000	10/15/30(a)	289,301
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. LLC (Canada)
52,000	6.250	09/15/27(a)	51,805
70,000	4.875	02/15/30(a)	63,875
Garda World Security Corp. (Canada)
131,000	4.625	02/15/27(a)	130,181
199,000	8.375	11/15/32(a)	207,458
Global Auto Holdings Ltd/AAG FH UK Ltd. (United Kingdom)
200,000	11.500	08/15/29(a)	199,000
Mattamy Group Corp. (Canada)
144,000	5.250	12/15/27(a)	143,460
113,000	4.625	03/01/30(a)	109,045
Nissan Motor Co. Ltd. (Japan)
237,000	4.810	09/17/30(a)	220,913
ZF North America Capital, Inc. (Germany)
150,000	6.750	04/23/30(a)	146,062
150,000	6.875	04/23/32(a)	143,625

			2,193,914

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Consumer Products – 0.1%
Kronos Acquisition Holdings, Inc. (Canada)
$30,000	8.250%	06/30/31(a)	$22,613
26,000	10.750	06/30/32(a)	13,390

			36,003

Electric – 0.1%
TransAlta Corp. (Canada)
100,000	6.500	03/15/40	98,500

Energy – 0.3%
Baytex Energy Corp. (Canada)
237,000	8.500	04/30/30(a)	242,036

Financial Company – 0.2%
goeasy Ltd. (Canada)
166,000	9.250	12/01/28(a)	175,130

Hardware – 0.2%
Kioxia Holdings Corp. (Japan)
200,000	6.250	07/24/30(a)	200,500

Internet & Data – 0.4%
Rakuten Group, Inc. (Japan)
100,000	11.250	02/15/27(a)	108,500
265,000	9.750	04/15/29(a)	295,144

			403,644

Metals and Mining – 0.1%
Mineral Resources Ltd. (Australia)
63,000	8.125	05/01/27(a)	63,394
63,000	9.250	10/01/28(a)	66,229

			129,623

Mining – 0.4%
First Quantum Minerals Ltd. (Zambia)
200,000	8.625	06/01/31(a)	209,250
Fortescue Treasury Pty Ltd. (Australia)
208,000	4.375	04/01/31(a)	198,922

			408,172

Natural Gas – 0.1%
Parkland Corp. (Canada)
129,000	4.625	05/01/30(a)	124,646

Software – 0.2%
Open Text Corp. (Canada)
133,000	3.875	02/15/28(a)	129,675
47,000	3.875	12/01/29(a)	44,298
Open Text Holdings, Inc. (Canada)
19,000	4.125	02/15/30(a)	18,002
19,000	4.125	12/01/31(a)	17,504

			209,479

Transportation – 0.4%
VistaJet Malta Finance PLC / Vista Management Holding, Inc. (Switzerland)
165,000	7.875	05/01/27(a)	167,302
83,000	9.500	06/01/28(a)	85,998
133,000	6.375	02/01/30(a)	128,084

			381,384

Wireless – 0.5%
Connect Finco Sarl / Connect U.S. Finco LLC (United Kingdom)
235,000	9.000	09/15/29(a)	245,281

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Wireless – (continued)
Rogers Communications, Inc. (Canada)
(US 5 Year CMT T-Note + 2.653%)
$150,000	7.000%	04/15/55	$154,687
(US 5 Year CMT T-Note + 2.620%)
70,000	7.125	04/15/55	72,713

			472,681

Wirelines – 0.7%
Fibercop SpA (Italy)
200,000	7.721	06/04/38(a)	203,750
Maya SAS/Paris France (France)
200,000	8.500	04/15/31(a)	215,500
Telecom Italia Capital SA (Italy)
215,000	7.200	07/18/36	227,958

			647,208

TOTAL FOREIGN CORPORATE DEBT (Cost $7,895,321)			8,061,943

Shares	Dividend Rate		Value

Investment Company – 1.6%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,512,522	4.154%		1,512,522
(Cost $1,512,522)

TOTAL INVESTMENTS – 98.9% (Cost $93,161,547)			$94,864,943

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			1,025,705

NET ASSETS – 100.0%			$95,890,648

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Pay-in-kind securities.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Inflation Indexed Bonds – 99.3%

U.S. Treasury Inflation Indexed Bonds
$8,258,288	0.125%	10/15/26	$8,210,895
3,455,834	0.375	01/15/27	3,432,431
1,625,082	2.375	01/15/27	1,657,634
6,474,151	0.125	04/15/27	6,389,724
1,020,620	0.375	07/15/27	1,015,828
5,755,873	1.625	10/15/27	5,868,144
12,263,423	0.500	01/15/28	12,153,260
5,775,866	1.250	04/15/28	5,820,754
13,355,213	0.750	07/15/28	13,347,794
7,637,154	2.375	10/15/28	7,998,997
3,268,909	3.875	04/15/29	3,598,220
7,834,717	0.250	07/15/29	7,635,455
10,296,802	0.125	01/15/30	9,874,626
5,321,678	0.125	07/15/30	5,082,428
1,358,065	0.125	01/15/31	1,280,331
12,451,308	0.125	07/15/31	11,669,387
9,304,385	0.125	01/15/32	8,588,358
12,387,388	0.625	07/15/32	11,756,280
7,565,196	1.375	07/15/33	7,457,994
5,411,498	1.750	01/15/34	5,436,649
10,333,154	1.875	07/15/34	10,470,978
2,832,518	2.125	02/15/40	2,821,254
9,707,068	0.750	02/15/42	7,560,268
958,853	0.750	02/15/45	695,732
543,175	1.000	02/15/46	407,275
5,510,695	0.875	02/15/47	3,951,860
3,875,752	1.000	02/15/48	2,813,864
971,650	1.000	02/15/49	693,740
6,644,573	0.250	02/15/50	3,781,715
7,211,936	0.125	02/15/52	3,749,413
704,183	2.125	02/15/54	629,191

TOTAL U.S. TREASURY INFLATION INDEXED BONDS (Cost $178,047,525)			175,850,479

Shares	Dividend Rate		Value

Investment Company – 0.1%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
187,422	4.154%		187,422
(Cost $187,422)

TOTAL INVESTMENTS – 99.4% (Cost $178,234,947)			$176,037,901

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			1,080,693

NET ASSETS – 100.0%			$177,118,594

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 87.0%

Aerospace & Defense – 1.6%
Boeing Co. (The)
$29,000	5.040%	05/01/27	$29,292
10,000	3.250	03/01/28	9,742
8,000	2.950	02/01/30	7,516
14,000	5.150	05/01/30	14,384
General Dynamics Corp.
12,000	1.150	06/01/26	11,728
Huntington Ingalls Industries, Inc.
15,000	3.483	12/01/27	14,756
Northrop Grumman Corp.
45,000	3.200	02/01/27	44,416
11,000	3.250	01/15/28	10,802
RTX Corp.
10,000	6.700	08/01/28	10,579
29,000	5.750	01/15/29	30,448
Textron, Inc.
10,000	3.650	03/15/27	9,889

			193,552

Banks – 24.9%
American Express Co.
14,000	3.300	05/03/27	13,838
15,000	5.850	11/05/27	15,558
(SOFRINDX + 1.020%)
30,000	5.085	01/30/31(a)	30,921
(SOFR + 1.440%)
12,000	5.016	04/25/31(a)	12,332
Bank of America Corp.
(SOFR + 1.580%)
24,000	4.376	04/27/28(a)	24,068
(SOFR + 1.990%)
30,000	6.204	11/10/28(a)	31,384
(TSFR3M + 1.302%)
22,000	3.419	12/20/28(a)	21,607
(SOFR + 1.630%)
32,000	5.202	04/25/29(a)	32,806
(SOFR + 1.110%)
10,000	4.623	05/09/29(a)	10,107
(SOFR + 2.150%)
25,000	2.592	04/29/31(a)	23,126
Bank of America Corp., GMTN
(TSFR3M + 1.632%)
29,000	3.593	07/21/28(a)	28,686
Bank of America Corp., MTN
(SOFR + 2.040%)
37,000	4.948	07/22/28(a)	37,479
(TSFR3M + 1.332%)
20,000	3.970	03/05/29(a)	19,871
(SOFR + 1.060%)
10,000	2.087	06/14/29(a)	9,460
(TSFR3M + 1.572%)
44,000	4.271	07/23/29(a)	44,091
(TSFR3M + 1.472%)
30,000	3.974	02/07/30(a)	29,733
(TSFR3M + 1.252%)
40,000	2.496	02/13/31(a)	37,025
(SOFR + 1.530%)
4,000	1.898	07/23/31(a)	3,554

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Bank of New York Mellon Corp. (The), MTN
$100,000	2.050%	01/26/27	$97,467
50,000	3.400	01/29/28	49,568
60,000	3.850	04/28/28	60,149
Capital One Financial Corp.
18,000	3.650	05/11/27	17,862
(SOFR + 2.080%)
15,000	5.468	02/01/29(a)	15,421
(SOFR + 2.640%)
44,000	6.312	06/08/29(a)	46,258
(SOFR + 1.905%)
37,000	5.700	02/01/30(a)	38,438
Charles Schwab Corp. (The)
(SOFR + 2.210%)
10,000	5.643	05/19/29(a)	10,400
(SOFR + 1.878%)
22,000	6.196	11/17/29(a)	23,419
Citigroup, Inc.
(SOFR + 0.770%)
74,000	1.462	06/09/27(a)	72,316
(TSFR3M + 1.600%)
29,000	3.980	03/20/30(a)	28,658
(SOFR + 1.338%)
50,000	4.542	09/19/30(a)	50,192
(SOFR + 1.146%)
79,000	2.666	01/29/31(a)	73,311
(SOFR + 3.914%)
15,000	4.412	03/31/31(a)	14,955
(SOFR + 2.107%)
16,000	2.572	06/03/31(a)	14,708
(US 5 Year CMT T-Note + 1.280%)
6,000	5.592	11/19/34(a)	6,128
Citizens Financial Group, Inc.
37,000	2.850	07/27/26	36,540
8,000	3.250	04/30/30	7,579
Fifth Third Bancorp
15,000	2.550	05/05/27	14,638
(SOFR + 1.355%)
70,000	4.055	04/25/28(a)	69,859
(SOFRINDX + 2.127%)
10,000	4.772	07/28/30(a)	10,142
First Horizon Corp.
(SOFR + 1.766%)
22,000	5.514	03/07/31(a)	22,665
First-Citizens Bank & Trust Co.
45,000	6.125	03/09/28	46,842
Huntington Bancshares, Inc.
(SOFR + 2.020%)
29,000	6.208	08/21/29(a)	30,523
(SOFR + 1.276%)
12,000	5.272	01/15/31(a)	12,354
JPMorgan Chase & Co.
(SOFR + 1.170%)
18,000	2.947	02/24/28(a)	17,669
(SOFR + 1.560%)
35,000	4.323	04/26/28(a)	35,072

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 0.930%)
$30,000	4.979%	07/22/28(a)	$30,458
(SOFR + 1.990%)
29,000	4.851	07/25/28(a)	29,375
(TSFR3M + 1.207%)
10,000	3.509	01/23/29(a)	9,859
(SOFR + 1.015%)
22,000	2.069	06/01/29(a)	20,831
(TSFR3M + 1.522%)
15,000	4.203	07/23/29(a)	15,012
(SOFR + 1.450%)
59,000	5.299	07/24/29(a)	60,722
(SOFR + 1.570%)
37,000	6.087	10/23/29(a)	39,011
(SOFR + 1.160%)
30,000	5.581	04/22/30(a)	31,363
(SOFR + 1.125%)
10,000	4.995	07/22/30(a)	10,251
(TSFR3M + 1.510%)
30,000	2.739	10/15/30(a)	28,276
(SOFR + 2.040%)
20,000	2.522	04/22/31(a)	18,463
(TSFR3M + 2.515%)
64,000	2.956	05/13/31(a)	59,699
KeyCorp, GMTN
(SOFRINDX + 1.227%)
35,000	5.121	04/04/31(a)	35,766
M&T Bank Corp.
(SOFR + 2.800%)
7,000	7.413	10/30/29(a)	7,620
(SOFR + 1.400%)
30,000	5.179	07/08/31(a)	30,732
Morgan Stanley
15,000	3.591	07/22/28(a)	14,810
(SOFR + 2.240%)
29,000	6.296	10/18/28(a)	30,265
(SOFR + 1.260%)
20,000	5.656	04/18/30(a)	20,891
(SOFR + 1.100%)
14,000	4.654	10/18/30(a)	14,160
(SOFR + 1.108%)
30,000	5.230	01/15/31(a)	30,939
(SOFR + 1.510%)
15,000	5.192	04/17/31(a)	15,451
Morgan Stanley, GMTN
(TSFR3M + 1.402%)
30,000	3.772	01/24/29(a)	29,720
(TSFR3M + 1.890%)
20,000	4.431	01/23/30(a)	20,099
(SOFR + 1.143%)
64,000	2.699	01/22/31(a)	59,619
Morgan Stanley, MTN
(SOFR + 1.590%)
74,000	5.164	04/20/29(a)	75,620
Northern Trust Corp.
32,000	1.950	05/01/30	29,140

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
PNC Financial Services Group, Inc. (The)
(SOFRINDX + 1.730%)
$14,000	6.615%	10/20/27(a)	$14,351
(SOFR + 1.620%)
15,000	5.354	12/02/28(a)	15,416
(SOFR + 1.841%)
37,000	5.582	06/12/29(a)	38,374
(SOFR + 1.198%)
30,000	5.492	05/14/30(a)	31,281
(SOFR + 1.072%)
20,000	5.222	01/29/31(a)	20,657
Santander Holdings USA, Inc.
(SOFR + 1.249%)
15,000	2.490	01/06/28(a)	14,642
(SOFR + 2.356%)
15,000	6.499	03/09/29(a)	15,683
(SOFR + 1.940%)
40,000	5.353	09/06/30(a)	41,205
State Street Corp.
20,000	4.536	02/28/28	20,292
(SOFR + 1.018%)
30,000	4.530	02/20/29(a)	30,309
(SOFR + 1.484%)
22,000	5.684	11/21/29(a)	23,111
(SOFR + 1.490%)
22,000	3.031	11/01/34(a)	20,600
Synchrony Financial
15,000	3.950	12/01/27	14,816
(SOFR + 1.680%)
22,000	5.450	03/06/31(a)	22,455
Synovus Financial Corp.
(SOFR + 2.347%)
22,000	6.168	11/01/30(a)	22,876
Truist Financial Corp., MTN
(SOFR + 2.446%)
22,000	7.161	10/30/29(a)	23,882
(SOFR + 1.620%)
22,000	5.435	01/24/30(a)	22,803
28,000	1.950	06/05/30	25,211
U.S. Bancorp
(SOFR + 1.880%)
14,000	6.787	10/26/27(a)	14,392
(SOFR + 1.061%)
45,000	5.046	02/12/31(a)	46,181
U.S. Bancorp, MTN
(SOFR + 1.660%)
6,000	4.548	07/22/28(a)	6,045
45,000	3.000	07/30/29	43,012
U.S. Bancorp, Series MTN
(SOFR + 0.730%)
7,000	2.215	01/27/28(a)	6,806
U.S. Bancorp, Series X
15,000	3.150	04/27/27	14,802
US Bancorp
(SOFR + 2.020%)
22,000	5.775	06/12/29(a)	22,941
Wells Fargo & Co.
17,000	3.000	10/23/26	16,787

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 1.790%)
$37,000	6.303%	10/23/29(a)	$39,198
(SOFR + 1.500%)
37,000	5.198	01/23/30(a)	38,084
12,000	5.150	04/23/31(a)	12,350
(SOFR + 1.110%)
11,000	5.244	01/24/31(a)	11,353
Wells Fargo & Co., MTN
(3M U.S. T-Bill MMY + 1.432%)
8,000	3.196	06/17/27(a)	7,934
(SOFR + 1.510%)
42,000	3.526	03/24/28(a)	41,545
(TSFR3M + 1.572%)
11,000	3.584	05/22/28(a)	10,885
(SOFR + 2.100%)
11,000	2.393	06/02/28(a)	10,661
(SOFR + 1.980%)
12,000	4.808	07/25/28(a)	12,143
(SOFR + 1.740%)
37,000	5.574	07/25/29(a)	38,387
(TSFR3M + 1.262%)
33,000	2.572	02/11/31(a)	30,603
(TSFR3M + 4.032%)
20,000	4.478	04/04/31(a)	20,051

			2,979,055

Basic Industry – 0.1%
Dow Chemical Co. (The)
3,000	7.375	11/01/29	3,327
Sherwin-Williams Co. (The)
10,000	3.450	06/01/27	9,877

			13,204

Broadcasting – 0.1%
Fox Corp.
15,000	4.709	01/25/29	15,169

Brokerage – 0.5%
Ameriprise Financial, Inc.
45,000	2.875	09/15/26	44,438
Intercontinental Exchange, Inc.
20,000	4.350	06/15/29	20,139

			64,577

Building Materials – 0.1%
Owens Corning
10,000	3.500	02/15/30	9,669

Capital Goods – 4.0%
3M Co.
15,000	3.050	04/15/30	14,255
3M Co., MTN
45,000	2.250	09/19/26	44,148
Berry Global, Inc.
15,000	1.650	01/15/27	14,466
Caterpillar Financial Services Corp.
42,000	4.850	02/27/29	43,163
CNH Industrial Capital LLC
10,000	5.100	04/20/29	10,252
Honeywell International, Inc.
10,000	2.700	08/15/29	9,509

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Honeywell International, Inc. – (continued)
$21,000	4.700%	02/01/30	$21,433
IDEX Corp.
20,000	4.950	09/01/29	20,443
Jabil, Inc.
29,000	4.250	05/15/27	28,986
John Deere Capital Corp.
10,000	4.500	01/08/27	10,074
John Deere Capital Corp., MTN
10,000	4.900	06/11/27	10,183
15,000	4.750	01/20/28	15,278
15,000	1.500	03/06/28	14,137
29,000	4.850	06/11/29	29,836
Otis Worldwide Corp.
22,000	2.293	04/05/27	21,368
Republic Services, Inc.
7,000	2.900	07/01/26	6,920
20,000	3.375	11/15/27	19,762
Roper Technologies, Inc.
10,000	2.000	06/30/30	8,976
Sonoco Products Co.
20,000	4.600	09/01/29	20,080
Waste Management, Inc.
15,000	7.000	07/15/28	16,138
11,000	4.625	02/15/30	11,208
40,000	4.650	03/15/30	40,786
Westinghouse Air Brake Technologies Corp.
15,000	4.700	09/15/28	15,210
WRKCo, Inc.
15,000	4.900	03/15/29	15,305
Xylem, Inc.
15,000	1.950	01/30/28	14,322

			476,238

Communications – 2.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
15,000	5.050	03/30/29	15,226
Comcast Corp.
29,000	5.350	11/15/27	29,778
29,000	3.550	05/01/28	28,641
20,000	3.400	04/01/30	19,326
Walt Disney Co. (The)
125,000	3.375	11/15/26	124,148
29,000	3.700	03/23/27	28,901
20,000	3.800	03/22/30	19,777

			265,797

Consumer Cyclical – 8.8%
Amazon.com, Inc.
11,000	4.550	12/01/27	11,158
44,000	3.450	04/13/29	43,379
American Honda Finance Corp.
15,000	5.650	11/15/28	15,658
American Honda Finance Corp., GMTN
15,000	3.500	02/15/28	14,785
AutoNation, Inc.
20,000	1.950	08/01/28	18,721

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
AutoZone, Inc.
$15,000	4.000%	04/15/30	$14,790
Costco Wholesale Corp.
16,000	1.600	04/20/30	14,386
DR Horton, Inc.
7,000	1.300	10/15/26	6,779
Ford Motor Co.
37,000	6.625	10/01/28	39,122
31,000	9.625	04/22/30	36,370
General Motors Co.
25,000	6.800	10/01/27	26,098
General Motors Financial Co., Inc.
15,000	2.700	08/20/27	14,565
22,000	3.850	01/05/28	21,747
31,000	5.550	07/15/29	31,984
30,000	5.350	01/07/30	30,710
Global Payments, Inc.
7,000	4.450	06/01/28	7,014
Home Depot, Inc. (The)
15,000	2.800	09/14/27	14,675
25,000	4.900	04/15/29	25,760
Lear Corp.
20,000	4.250	05/15/29	19,848
Lennar Corp.
15,000	4.750	11/29/27	15,118
Lowe’s Cos., Inc.
15,000	1.700	09/15/28	14,002
Marriott International, Inc.
22,000	4.875	05/15/29	22,417
Marriott International, Inc., Series X
45,000	4.000	04/15/28	44,838
Mastercard, Inc.
20,000	2.950	06/01/29	19,329
19,000	3.350	03/26/30	18,474
McDonald’s Corp., MTN
29,000	3.500	03/01/27	28,774
45,000	2.125	03/01/30	41,188
NIKE, Inc.
11,000	2.850	03/27/30	10,462
Starbucks Corp.
12,000	2.000	03/12/27	11,629
15,000	3.500	03/01/28	14,816
Target Corp.
20,000	2.350	02/15/30	18,592
Toll Brothers Finance Corp.
45,000	4.350	02/15/28	45,056
Toyota Motor Credit Corp.
37,000	5.400	11/20/26	37,589
40,000	4.550	08/09/29	40,638
Toyota Motor Credit Corp., MTN
150,000	1.900	01/13/27	145,898
29,000	3.050	03/22/27	28,573
Visa, Inc.
20,000	1.900	04/15/27	19,402
37,000	2.750	09/15/27	36,201
Walmart, Inc.
25,000	7.550	02/15/30	28,614

			1,049,159

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – 6.7%
Abbott Laboratories
$15,000	1.150%	01/30/28	$14,096
AbbVie, Inc.
22,000	4.800	03/15/27	22,232
22,000	4.800	03/15/29	22,528
29,000	3.200	11/21/29	27,962
Altria Group, Inc.
29,000	4.800	02/14/29	29,451
Amgen, Inc.
45,000	3.000	02/22/29	43,412
15,000	5.250	03/02/30	15,579
Becton Dickinson & Co.
45,000	3.700	06/06/27	44,662
Bristol-Myers Squibb Co.
37,000	4.900	02/22/29	37,994
Cardinal Health, Inc.
10,000	5.000	11/15/29	10,238
Centene Corp.
15,000	4.625	12/15/29	14,403
40,000	3.375	02/15/30	36,333
Conagra Brands, Inc.
11,000	4.850	11/01/28	11,114
Elevance Health, Inc.
20,000	4.750	02/15/30	20,332
Eli Lilly & Co.
18,000	3.100	05/15/27	17,786
General Mills, Inc.
14,000	4.875	01/30/30	14,330
Gilead Sciences, Inc.
20,000	4.800	11/15/29	20,556
Humana, Inc.
36,000	1.350	02/03/27	34,640
Ingredion, Inc.
25,000	2.900	06/01/30	23,386
Johnson & Johnson
22,000	2.900	01/15/28	21,580
Kraft Heinz Foods Co.
11,000	4.625	01/30/29	11,102
Merck Sharp & Dohme Corp.
15,000	6.400	03/01/28	15,864
Pfizer, Inc.
47,000	3.450	03/15/29	46,301
Philip Morris International, Inc.
20,000	4.375	11/01/27	20,136
22,000	4.875	02/15/28	22,408
20,000	5.125	02/15/30	20,682
Stryker Corp.
20,000	4.850	02/10/30	20,509
Sysco Corp.
14,000	5.950	04/01/30	14,895
The Campbell’s Company
15,000	4.150	03/15/28	15,001
15,000	2.375	04/24/30	13,701
Thermo Fisher Scientific, Inc.
10,000	5.000	01/31/29	10,315
UnitedHealth Group, Inc.
40,000	4.250	01/15/29	40,054

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Universal Health Services, Inc.
$23,000	4.625%	10/15/29	$22,794
Viatris, Inc.
12,000	2.300	06/22/27	11,512
8,000	2.700	06/22/30	7,197
Zimmer Biomet Holdings, Inc.
20,000	4.700	02/19/27	20,155

			795,240

Consumer Products – 0.7%
Hasbro, Inc.
10,000	3.900	11/19/29	9,749
Kenvue, Inc.
20,000	5.050	03/22/28	20,497
40,000	5.000	03/22/30	41,357
Procter & Gamble Co. (The)
6,000	1.900	02/01/27	5,841
11,000	3.000	03/25/30	10,556

			88,000

Distributors – 0.2%
PACCAR Financial Corp., MTN
25,000	4.600	01/31/29	25,464

Electric – 6.5%
AEP Texas, Inc.
30,000	5.450	05/15/29	31,185
Black Hills Corp.
15,000	5.950	03/15/28	15,587
CenterPoint Energy Houston Electric LLC
6,000	4.800	03/15/30	6,152
CenterPoint Energy, Inc., Series A
(US 5 Year CMT T-Note + 3.254%)
30,000	7.000	02/15/55(a)	31,612
CMS Energy Corp.
(US 5 Year CMT T-Note + 4.116%)
10,000	4.750	06/01/50(a)	9,775
Commonwealth Edison Co., Series 122
28,000	2.950	08/15/27	27,477
Consumers Energy Co.
14,000	4.700	01/15/30	14,304
DTE Electric Co.
28,000	4.250	05/14/27	28,130
16,000	2.250	03/01/30	14,750
DTE Energy Co.
15,000	4.875	06/01/28	15,281
Duke Energy Corp.
12,000	2.650	09/01/26	11,814
29,000	4.300	03/15/28	29,198
Edison International
37,000	5.750	06/15/27	37,709
Entergy Corp.
15,000	1.900	06/15/28	14,138
Exelon Corp.
22,000	5.150	03/15/28	22,549
FirstEnergy Corp.
20,000	2.650	03/01/30	18,588

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
FirstEnergy Corp., Series B
$15,000	3.900%	07/15/27	$14,890
National Rural Utilities Cooperative Finance Corp., GMTN
22,000	4.850	02/07/29	22,545
NextEra Energy Capital Holdings, Inc.
7,000	4.900	02/28/28	7,132
15,000	2.750	11/01/29	14,183
(US 5 Year CMT T-Note + 2.547%)
45,000	3.800	03/15/82(a)	43,497
NiSource, Inc.
18,000	5.200	07/01/29	18,604
NSTAR Electric Co.
7,000	2.700	06/01/26	6,897
30,000	4.850	03/01/30	30,696
Pacific Gas and Electric Co.
21,000	3.300	03/15/27	20,645
15,000	5.450	06/15/27	15,251
Piedmont Natural Gas Co., Inc.
30,000	3.500	06/01/29	29,322
Public Service Electric and Gas Co., MTN
22,000	3.650	09/01/28	21,776
Sempra
45,000	3.250	06/15/27	44,233
(US 5 Year CMT T-Note + 2.868%)
7,000	4.125	04/01/52(a)	6,814
Southern California Edison Co.
11,000	5.850	11/01/27	11,324
23,000	5.150	06/01/29	23,496
Southern California Gas Co.
37,000	2.950	04/15/27	36,370
Southern Co. (The)
12,000	3.250	07/01/26	11,893
14,000	5.500	03/15/29	14,572
Southwestern Electric Power Co., Series M
22,000	4.100	09/15/28	21,946
Virginia Electric and Power Co., Series A
27,000	2.875	07/15/29	25,890

			770,225

Electrical – 0.1%
Hubbell, Inc.
16,000	3.500	02/15/28	15,726

Energy – 6.4%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
11,000	3.337	12/15/27	10,835
Boardwalk Pipelines LP
29,000	4.450	07/15/27	29,079
BP Capital Markets America, Inc.
125,000	5.017	11/17/27	127,598
44,000	4.699	04/10/29	44,847
Chevron Corp.
26,000	1.995	05/11/27	25,240
36,000	2.236	05/11/30	33,214
DCP Midstream Operating LP
10,000	5.625	07/15/27	10,228
Devon Energy Corp.
38,000	4.500	01/15/30	38,121

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Energy Transfer LP
$29,000	5.550%	02/15/28	$29,830
20,000	3.750	05/15/30	19,371
Enterprise Products Operating LLC
29,000	3.125	07/31/29	27,958
Enterprise Products Operating LLC, Series E
(TSFR3M + 3.295%)
10,000	5.250	08/16/77(a)	9,935
EQT Corp.
13,000	7.000	02/01/30	14,166
Expand Energy Corp.
45,000	5.375	03/15/30	45,412
Exxon Mobil Corp.
10,000	2.275	08/16/26	9,843
Hercules Capital, Inc.
15,000	3.375	01/20/27	14,636
Kinder Morgan, Inc.
15,000	5.000	02/01/29	15,307
MPLX LP
10,000	2.650	08/15/30	9,131
National Fuel Gas Co.
45,000	3.950	09/15/27	44,546
Occidental Petroleum Corp.
15,000	6.375	09/01/28	15,689
10,000	5.200	08/01/29	10,128
10,000	3.500	08/15/29	9,478
ONEOK, Inc.
10,000	3.400	09/01/29	9,630
10,000	4.400	10/15/29	9,994
10,000	3.100	03/15/30	9,443
Phillips 66 Co.
40,000	3.750	03/01/28	39,624
Sabine Pass Liquefaction LLC
23,000	5.000	03/15/27	23,195
Shell Finance U.S., Inc.
21,000	2.375	11/07/29	19,802
Targa Resources Corp.
15,000	6.150	03/01/29	15,828
Tennessee Gas Pipeline Co. LLC
10,000	7.000	10/15/28	10,770
Western Midstream Operating LP
12,000	4.050	02/01/30	11,688
Williams Cos., Inc. (The)
25,000	4.800	11/15/29	25,454

			770,020

Financial Company – 2.7%
Air Lease Corp.
27,000	3.625	04/01/27	26,779
15,000	3.625	12/01/27	14,831
Air Lease Corp., GMTN
9,000	3.750	06/01/26	8,947
Ally Financial, Inc.
11,000	7.100	11/15/27	11,603
(SOFRINDX + 1.730%)
15,000	5.543	01/17/31(a)	15,341
Apollo Debt Solutions BDC
20,000	5.875	08/30/30(b)	20,280

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Financial Company – (continued)
Ares Capital Corp.
$13,000	2.875%	06/15/27	$12,670
10,000	5.950	07/15/29	10,334
Bain Capital Specialty Finance, Inc.
15,000	2.550	10/13/26	14,606
Blackstone Private Credit Fund
15,000	4.000	01/15/29	14,644
45,000	5.950	07/16/29	46,449
Blackstone Secured Lending Fund
30,000	5.875	11/15/27	30,734
Blue Owl Capital Corp.
14,000	5.950	03/15/29	14,199
Blue Owl Credit Income Corp.
18,000	7.750	01/15/29	19,293
FS KKR Capital Corp.
12,000	3.250	07/15/27	11,556
GATX Corp.
37,000	3.850	03/30/27	36,687
Golub Capital BDC, Inc.
7,000	6.000	07/15/29	7,187
Morgan Stanley Direct Lending Fund
10,000	6.150	05/17/29	10,314

			326,454

Food and Beverage – 1.0%
Coca-Cola Co. (The)
37,000	1.500	03/05/28	35,017
Constellation Brands, Inc.
15,000	3.150	08/01/29	14,382
Keurig Dr Pepper, Inc.
22,000	3.950	04/15/29	21,643
PepsiCo, Inc.
20,000	4.600	02/07/30	20,463
15,000	2.750	03/19/30	14,161
16,000	1.625	05/01/30	14,336

			120,002

Hardware – 0.2%
Micron Technology, Inc.
20,000	4.663	02/15/30	20,102

Healthcare – 1.8%
Cigna Group (The)
20,000	2.400	03/15/30	18,407
CVS Health Corp.
10,000	3.000	08/15/26	9,869
37,000	4.300	03/25/28	37,060
23,000	3.750	04/01/30	22,253
10,000	1.750	08/21/30	8,753
HCA, Inc.
12,000	4.500	02/15/27	12,033
29,000	5.875	02/01/29	30,254
McKesson Corp.
45,000	3.950	02/16/28	44,935
UnitedHealth Group, Inc.
29,000	5.250	02/15/28	29,790

			213,354

Insurance – 1.6%
Arthur J Gallagher & Co.
20,000	4.850	12/15/29	20,428

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Berkshire Hathaway Finance Corp.
$11,000	2.300%	03/15/27	$10,741
Brighthouse Financial, Inc.
25,000	3.700	06/22/27	24,652
Corebridge Financial, Inc.
11,000	3.650	04/05/27	10,907
Enstar Group Ltd.
20,000	4.950	06/01/29	20,163
Lincoln National Corp.
22,000	3.800	03/01/28	21,791
Marsh & McLennan Cos., Inc.
26,000	4.650	03/15/30	26,468
Progressive Corp. (The)
25,000	3.200	03/26/30	24,110
Prudential Financial, Inc.
(3M USD LIBOR + 2.665%)
15,000	5.700	09/15/48(a)	15,299
Radian Group, Inc.
15,000	4.875	03/15/27	15,095

			189,654

Lodging – 0.3%
Las Vegas Sands Corp.
10,000	3.900	08/08/29	9,644
10,000	6.000	08/15/29	10,374
10,000	6.000	06/14/30	10,423

			30,441

Media Non Cable – 0.2%
Netflix, Inc.
12,000	4.375	11/15/26	12,123
7,000	6.375	05/15/29	7,550

			19,673

Mining – 0.2%
Freeport-McMoRan, Inc.
7,000	4.125	03/01/28	6,975
11,000	4.250	03/01/30	10,886

			17,861

Publishing – 0.1%
S&P Global, Inc.
15,000	2.700	03/01/29	14,359

REITs and Real Estate – 4.8%
American Homes 4 Rent LP
27,000	4.900	02/15/29	27,476
AvalonBay Communities, Inc., MTN
15,000	3.200	01/15/28	14,726
Boston Properties LP
15,000	4.500	12/01/28	15,026
7,000	3.400	06/21/29	6,719
Brixmor Operating Partnership LP
15,000	3.900	03/15/27	14,937
CBRE Services, Inc.
10,000	4.800	06/15/30	10,164
Digital Realty Trust LP
13,000	3.700	08/15/27	12,902
22,000	3.600	07/01/29	21,490
DOC DR LLC
33,000	3.950	01/15/28	32,844

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – (continued)
EPR Properties
$6,000	4.500%	06/01/27	$5,983
10,000	3.750	08/15/29	9,606
Equinix, Inc.
17,000	1.800	07/15/27	16,280
ERP Operating LP
26,000	3.250	08/01/27	25,633
20,000	3.000	07/01/29	19,199
18,000	2.500	02/15/30	16,792
Essex Portfolio LP
10,000	3.000	01/15/30	9,460
Extra Space Storage LP
40,000	5.700	04/01/28	41,431
Healthpeak OP LLC
20,000	3.000	01/15/30	18,935
Highwoods Realty LP
10,000	3.050	02/15/30	9,235
Kimco Realty OP LLC
27,000	3.800	04/01/27	26,859
Omega Healthcare Investors, Inc.
50,000	4.500	04/01/27	50,205
Prologis LP
16,000	2.250	04/15/30	14,705
Public Storage Operating Co.
7,000	3.385	05/01/29	6,829
Realty Income Corp.
29,000	3.250	06/15/29	28,065
Simon Property Group LP
29,000	3.375	06/15/27	28,700
15,000	2.450	09/13/29	14,072
Ventas Realty LP
15,000	4.400	01/15/29	15,058
Welltower OP LLC
22,000	4.125	03/15/29	21,993
WP Carey, Inc.
27,000	4.250	10/01/26	26,980
10,000	3.850	07/15/29	9,850

			572,154

Revenue – 0.1%
SSM Health Care Corp.
7,000	4.894	06/01/28	7,131

Software – 0.6%
Oracle Corp.
37,000	3.250	11/15/27	36,315
40,000	4.650	05/06/30	40,572

			76,887

Technology – 6.9%
Accenture Capital, Inc.
60,000	4.050	10/04/29	59,976
Adobe, Inc.
20,000	2.300	02/01/30	18,609
Alphabet, Inc.
10,000	1.100	08/15/30	8,747
Apple, Inc.
37,000	4.000	05/10/28	37,256
104,000	1.650	05/11/30	93,838

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Arrow Electronics, Inc.
$45,000	3.875%	01/12/28	$44,431
Broadcom Corp. / Broadcom Cayman Finance Ltd.
13,000	3.875	01/15/27	12,965
Broadcom, Inc.
22,000	4.750	04/15/29	22,413
18,000	5.050	07/12/29	18,527
15,000	4.350	02/15/30	15,008
Cadence Design Systems, Inc.
70,000	4.200	09/10/27	70,163
CDW LLC / CDW Finance Corp.
15,000	5.100	03/01/30	15,254
Cisco Systems, Inc.
26,000	4.800	02/26/27	26,354
Dell International LLC / EMC Corp.
26,000	5.250	02/01/28	26,681
18,000	5.300	10/01/29	18,669
Fiserv, Inc.
18,000	3.200	07/01/26	17,828
15,000	3.500	07/01/29	14,554
Flex Ltd.
10,000	4.875	06/15/29	10,105
Hewlett Packard Enterprise Co.
18,000	4.550	10/15/29	18,122
HP, Inc.
14,000	5.400	04/25/30	14,563
Intel Corp.
29,000	4.875	02/10/28	29,363
15,000	5.125	02/10/30	15,383
International Business Machines Corp.
34,000	6.220	08/01/27	35,387
Intuit, Inc.
12,000	1.350	07/15/27	11,456
Keysight Technologies, Inc.
16,000	4.600	04/06/27	16,050
20,000	3.000	10/30/29	18,975
Marvell Technology, Inc.
30,000	2.450	04/15/28	28,768
Meta Platforms, Inc.
14,000	4.300	08/15/29	14,196
Microsoft Corp.
45,000	3.300	02/06/27	44,680
TD SYNNEX Corp.
7,000	2.375	08/09/28	6,640
Texas Instruments, Inc.
45,000	2.900	11/03/27	44,109

			829,070

Transportation – 1.1%
CSX Corp.
13,000	3.250	06/01/27	12,823
Ryder System, Inc., MTN
4,000	1.750	09/01/26	3,897
6,000	2.900	12/01/26	5,892
15,000	5.650	03/01/28	15,530
Southwest Airlines Co.
20,000	2.625	02/10/30	18,442
Union Pacific Railroad Co. Pass-Through Trust, Series 14-1
9,946	3.227	05/14/26	9,850

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Transportation – (continued)
United Parcel Service of America, Inc.
$45,000	7.620%	04/01/30	$51,205
United Parcel Service, Inc.
14,000	4.450	04/01/30	14,248

			131,887

Water – 0.1%
American Water Capital Corp.
15,000	3.750	09/01/28	14,885

Wireless – 2.4%
American Tower Corp.
10,000	3.375	10/15/26	9,899
29,000	5.500	03/15/28	29,896
10,000	2.100	06/15/30	8,999
AT&T, Inc.
7,000	1.650	02/01/28	6,600
15,000	4.350	03/01/29	15,057
20,000	4.700	08/15/30	20,275
Crown Castle, Inc.
45,000	2.900	03/15/27	44,110
26,000	5.000	01/11/28	26,397
T-Mobile USA, Inc.
12,000	3.750	04/15/27	11,933
52,000	2.050	02/15/28	49,587
10,000	4.850	01/15/29	10,210
Verizon Communications, Inc.
18,000	2.100	03/22/28	17,168
37,000	4.329	09/21/28	37,285

			287,416

TOTAL CORPORATE OBLIGATIONS (Cost $10,248,826)			10,402,425

Foreign Corporate Debt – 11.4%

Banks – 7.0%
Bank of Montreal (Canada)
20,000	5.370	06/04/27	20,457
22,000	5.203	02/01/28	22,565
18,000	5.717	09/25/28	18,836
Bank of Nova Scotia (The) (Canada)
13,000	2.700	08/03/26	12,837
100,000	5.350	12/07/26	101,505
20,000	1.950	02/02/27	19,452
37,000	2.951	03/11/27	36,429
(SOFR + 1.070%)
17,000	5.130	02/14/31(a)	17,521
Bank of Nova Scotia (The), GMTN (Canada)
80,000	5.450	08/01/29	83,477
Canadian Imperial Bank of Commerce (Canada)
29,000	5.001	04/28/28	29,695
(SOFR + 1.335%)
40,000	4.631	09/11/30(a)	40,466
Mitsubishi UFJ Financial Group, Inc. (Japan)
15,000	3.287	07/25/27	14,805
44,000	3.741	03/07/29	43,505
Royal Bank of Canada (Canada)
23,000	3.625	05/04/27	22,879
(SOFR + 1.060%)
20,000	4.696	08/06/31(a)	20,211

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
Royal Bank of Canada, GMTN (Canada)
$29,000	1.150%	07/14/26	$28,297
15,000	4.240	08/03/27	15,104
(SOFRINDX + 1.080%)
30,000	4.650	10/18/30(a)	30,250
(SOFRINDX + 1.130%)
17,000	4.970	05/02/31(a)	17,401
Sumitomo Mitsui Financial Group, Inc. (Japan)
15,000	3.446	01/11/27	14,877
22,000	3.352	10/18/27	21,700
37,000	3.544	01/17/28	36,584
15,000	3.944	07/19/28	14,975
Toronto-Dominion Bank (The) (Canada)
30,000	4.783	12/17/29	30,685
Toronto-Dominion Bank (The), MTN (Canada)
74,000	1.200	06/03/26	72,355
4,000	4.808	06/03/30	4,090
Westpac Banking Corp. (Australia)
22,000	5.050	04/16/29	22,784
Westpac Banking Corp., GMTN (Australia)
(USISOA05 + 2.236%)
22,000	4.322	11/23/31(a)	21,905

			835,647

Communications – 0.3%
RELX Capital, Inc. (United Kingdom)
30,000	4.750	03/27/30	30,632

Consumer Noncyclical – 0.6%
Astrazeneca Finance LLC (United Kingdom)
40,000	4.850	02/26/29	41,046
AstraZeneca PLC (United Kingdom)
10,000	1.375	08/06/30	8,787
BAT International Finance PLC (United Kingdom)
26,000	5.931	02/02/29	27,378

			77,211

Energy – 0.6%
Enbridge, Inc. (Canada)
15,000	3.125	11/15/29	14,317
(TSFR3M + 3.903%)
12,000	6.250	03/01/78(a)	12,150
TotalEnergies Capital International SA (France)
20,000	2.829	01/10/30	19,092
TransCanada PipeLines Ltd. (Canada)
20,000	4.100	04/15/30	19,690
Transcanada Trust (Canada)
(3M USD LIBOR + 3.208%)
7,000	5.300	03/15/77(a)	6,977

			72,226

Financial Company – 0.7%
Brookfield Finance, Inc. (Canada)
37,000	3.900	01/25/28	36,720
10,000	4.850	03/29/29	10,171
10,000	4.350	04/15/30	9,985
ORIX Corp. (Japan)
22,000	5.000	09/13/27	22,347

			79,223

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Food and Beverage – 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
$15,000	3.500%	06/01/30	$14,608

Forest Products & Paper – 0.1%
Suzano Austria GmbH (Brazil)
13,000	2.500	09/15/28	12,178

Insurance – 0.4%
Fairfax Financial Holdings Ltd. (Canada)
25,000	4.625	04/29/30	25,091
Manulife Financial Corp. (Canada)
18,000	2.484	05/19/27	17,492

			42,583

Metals – 0.5%
ArcelorMittal SA (Luxembourg)
40,000	6.550	11/29/27	41,755
15,000	4.250	07/16/29	14,940

			56,695

Metals and Mining – 0.2%
BHP Billiton Finance USA Ltd. (Australia)
15,000	5.000	02/21/30	15,503
Rio Tinto Finance USA PLC (Australia)
14,000	4.875	03/14/30	14,346

			29,849

Technology – 0.2%
NXP BV / NXP Funding LLC / NXP USA, Inc. (Netherlands)
29,000	3.875	06/18/26	28,873

Transportation – 0.5%
Canadian Pacific Railway Co. (Canada)
60,000	4.000	06/01/28	60,089

Wireless – 0.1%
Rogers Communications, Inc. (Canada)
11,000	5.000	02/15/29	11,227

Wirelines – 0.1%
Deutsche Telekom International Finance BV (Germany)
10,000	8.750	06/15/30	11,845

TOTAL FOREIGN CORPORATE DEBT (Cost $1,345,036)			1,362,886

Shares	Dividend Rate	Value

Investment Company – 0.0%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
31	4.154%	31
(Cost $31)

TOTAL INVESTMENTS – 98.4% (Cost $11,593,893)		$11,765,342

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		187,678

NET ASSETS – 100.0%		$11,953,020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Schedule of Investments (continued) August 31, 2025

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2025.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MMY	—Money Market Yield
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
T-Bill	—Treasury Bill
TSFR	—Term Secured Overnight Financing Rate
USISOA	—USD SOFR ICE Swap Rate

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 81.7%

Aerospace & Defense – 2.5%
Boeing Co. (The)
$659,000	6.259%	05/01/27	$679,125
2,560,000	2.950	02/01/30	2,405,240
300,000	5.930	05/01/60	291,401
General Dynamics Corp.
440,000	3.500	04/01/27	437,833
230,000	3.750	05/15/28	229,712
250,000	4.250	04/01/40	226,573
384,000	4.250	04/01/50	318,069
L3Harris Technologies, Inc.
560,000	4.400	06/15/28	563,717
130,000	6.150	12/15/40	138,212
Leidos, Inc.
300,000	4.375	05/15/30	299,051
505,000	2.300	02/15/31	449,329
300,000	5.750	03/15/33	314,867
Lockheed Martin Corp.
91,000	5.100	11/15/27	93,160
450,000	5.250	01/15/33	469,577
1,002,000	4.750	02/15/34	1,000,771
193,000	4.070	12/15/42	162,382
232,000	3.800	03/01/45	183,989
100,000	4.700	05/15/46	89,099
546,000	2.800	06/15/50	340,962
168,000	4.090	09/15/52	131,122
220,000	4.150	06/15/53	172,862
200,000	5.700	11/15/54	200,126
148,000	5.900	11/15/63	152,714
Northrop Grumman Corp.
1,328,000	4.030	10/15/47	1,052,105
300,000	5.250	05/01/50	281,954
400,000	5.200	06/01/54	367,871
RTX Corp.
174,000	5.750	11/08/26	176,916
880,000	3.125	05/04/27	866,403
1,332,000	6.000	03/15/31	1,437,534
936,000	6.100	03/15/34	1,019,363
520,000	4.500	06/01/42	459,196
856,000	4.150	05/15/45	704,155
400,000	3.750	11/01/46	307,343
540,000	4.625	11/16/48	468,957
490,000	2.820	09/01/51	304,374

			16,796,064

Banks – 14.3%
American Express Co.
190,000	1.650	11/04/26	184,660
300,000	3.300	05/03/27	296,517
182,000	5.850	11/05/27	188,772
546,000	4.050	05/03/29	547,240
180,000	4.050	12/03/42	152,441
(SOFR + 0.930%)
813,000	5.043	07/26/28(a)	827,005
(SOFRINDX + 1.280%)
550,000	5.282	07/27/29(a)	567,358
(SOFR + 1.940%)
250,000	6.489	10/30/31(a)	273,778

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 2.255%)
$192,000	4.989%	05/26/33(a)	$193,284
Bank of America Corp.
(TSFR3M + 1.774%)
355,000	3.705	04/24/28(a)	351,969
(SOFR + 1.990%)
432,000	6.204	11/10/28(a)	451,927
(TSFR3M + 1.302%)
964,000	3.419	12/20/28(a)	946,785
(SOFR + 1.570%)
290,000	5.819	09/15/29(a)	303,543
(SOFR + 2.150%)
519,000	2.592	04/29/31(a)	480,096
(SOFR + 1.320%)
522,000	2.687	04/22/32(a)	473,036
(SOFR + 1.220%)
404,000	2.299	07/21/32(a)	356,436
(SOFR + 1.210%)
322,000	2.572	10/20/32(a)	287,862
(SOFR + 1.910%)
1,170,000	5.288	04/25/34(a)	1,203,159
(SOFR + 1.840%)
1,446,000	5.872	09/15/34(a)	1,533,143
156,000	6.110	01/29/37	165,610
370,000	7.750	05/14/38	444,353
(TSFR3M + 2.076%)
418,000	4.244	04/24/38(a)	382,488
(SOFR + 1.580%)
551,000	3.311	04/22/42(a)	426,936
(TSFR3M + 1.452%)
190,000	3.946	01/23/49(a)	149,113
Bank of America Corp., GMTN
(TSFR3M + 1.632%)
786,000	3.593	07/21/28(a)	777,501
Bank of America Corp., MTN
90,000	4.250	10/22/26	89,995
157,000	3.248	10/21/27	154,623
96,000	5.875	02/07/42	100,094
53,000	5.000	01/21/44	50,484
(TSFR3M + 1.837%)
588,000	3.824	01/20/28(a)	585,089
(SOFR + 1.050%)
292,000	2.551	02/04/28(a)	285,535
(SOFR + 2.040%)
582,000	4.948	07/22/28(a)	589,542
(TSFR3M + 1.332%)
150,000	3.970	03/05/29(a)	149,028
(SOFR + 1.060%)
306,000	2.087	06/14/29(a)	289,488
(TSFR3M + 1.572%)
1,055,000	4.271	07/23/29(a)	1,057,182
(TSFR3M + 1.472%)
644,000	3.974	02/07/30(a)	638,278
(TSFR3M + 1.442%)
420,000	3.194	07/23/30(a)	403,822
(TSFR3M + 1.452%)
281,000	2.884	10/22/30(a)	266,443

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(TSFR3M + 1.252%)
$465,000	2.496%	02/13/31(a)	$430,412
(SOFR + 1.530%)
870,000	1.898	07/23/31(a)	772,881
(SOFR + 1.370%)
536,000	1.922	10/24/31(a)	472,786
(SOFR + 1.330%)
554,000	2.972	02/04/33(a)	500,110
(TSFR3M + 1.582%)
118,000	4.078	04/23/40(a)	103,421
(SOFR + 1.930%)
576,000	2.676	06/19/41(a)	415,750
(TSFR3M + 2.252%)
126,000	4.443	01/20/48(a)	107,050
Bank of America Corp., Series L
385,000	4.183	11/25/27	384,677
Bank of America Corp., Series N
(SOFR + 1.220%)
404,000	2.651	03/11/32(a)	368,028
Bank of America NA
500,000	6.000	10/15/36	534,898
Bank of New York Mellon Corp. (The), MTN
865,000	2.050	01/26/27	843,090
136,000	3.250	05/16/27	134,534
579,000	3.400	01/29/28	573,993
339,000	3.850	04/28/28	339,841
144,000	3.300	08/23/29	139,517
(TSFR3M + 1.331%)
764,000	3.442	02/07/28(a)	758,005
(SOFR + 1.845%)
642,000	6.474	10/25/34(a)	708,476
Capital One Financial Corp.
339,000	3.750	03/09/27	337,067
187,000	3.650	05/11/27	185,564
368,000	3.800	01/31/28	365,038
405,000	6.700	11/29/32	445,975
(SOFR + 0.855%)
12,000	1.878	11/02/27(a)	11,655
(SOFR + 2.057%)
211,000	4.927	05/10/28(a)	213,364
(SOFR + 2.080%)
200,000	5.468	02/01/29(a)	205,622
(SOFR + 2.640%)
204,000	6.312	06/08/29(a)	214,470
(SOFR + 2.370%)
450,000	5.268	05/10/33(a)	460,194
(SOFR + 2.600%)
912,000	5.817	02/01/34(a)	948,043
(SOFR + 2.860%)
436,000	6.377	06/08/34(a)	470,461
Capital One NA
650,000	4.650	09/13/28	658,269
Charles Schwab Corp. (The)
636,000	5.875	08/24/26	645,541
702,000	2.000	03/20/28	668,954
(SOFR + 2.210%)
240,000	5.643	05/19/29(a)	249,605

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 2.500%)
$290,000	5.853%	05/19/34(a)	$308,634
Citibank NA
250,000	5.803	09/29/28	262,133
1,494,000	5.570	04/30/34	1,567,311
Citigroup, Inc.
(SOFR + 0.770%)
66,000	1.462	06/09/27(a)	64,498
510,000	4.125	07/25/28	509,199
110,000	8.125	07/15/39	138,641
1,034,000	5.300	05/06/44	984,354
309,000	4.650	07/30/45	270,405
100,000	4.750	05/18/46	87,221
(TSFR3M + 1.454%)
1,078,000	4.075	04/23/29(a)	1,073,571
(SOFR + 1.364%)
452,000	5.174	02/13/30(a)	463,863
(TSFR3M + 1.600%)
740,000	3.980	03/20/30(a)	731,286
(SOFR + 1.422%)
100,000	2.976	11/05/30(a)	94,432
(SOFR + 2.107%)
200,000	2.572	06/03/31(a)	183,855
(SOFR + 1.167%)
850,000	2.561	05/01/32(a)	763,337
(SOFR + 1.177%)
66,000	2.520	11/03/32(a)	58,597
(SOFR + 1.939%)
966,000	3.785	03/17/33(a)	905,993
(SOFR + 2.086%)
700,000	4.910	05/24/33(a)	702,806
(SOFR + 2.338%)
500,000	6.270	11/17/33(a)	542,798
(SOFR + 2.056%)
500,000	5.827	02/13/35(a)	513,255
(SOFR + 1.447%)
544,000	5.449	06/11/35(a)	557,962
(TSFR3M + 1.430%)
66,000	3.878	01/24/39(a)	57,238
(SOFR + 4.548%)
455,000	5.316	03/26/41(a)	445,752
(SOFR + 1.379%)
263,000	2.904	11/03/42(a)	188,081
Citizens Bank NA
(SOFR + 2.000%)
1,092,000	4.575	08/09/28(a)	1,098,219
Citizens Financial Group, Inc.
92,000	3.250	04/30/30	87,155
Comerica Bank
(SOFR + 2.610%)
300,000	5.332	08/25/33(a)	296,496
Fifth Third Bancorp
220,000	2.550	05/05/27	214,696
190,000	8.250	03/01/38	232,761
(SOFRINDX + 2.192%)
273,000	6.361	10/27/28(a)	286,216
(SOFRINDX + 2.127%)
746,000	4.772	07/28/30(a)	756,630

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Huntington Bancshares, Inc.
(SOFR + 2.020%)
$490,000	6.208%	08/21/29(a)	$515,729
100,000	2.550	02/04/30	92,655
JPMorgan Chase & Co.
(SOFR + 0.930%)
3,329,000	5.571	04/22/28(a)	3,399,808
(SOFR + 1.125%)
656,000	4.995	07/22/30(a)	672,490
(TSFR3M + 1.510%)
1,460,000	2.739	10/15/30(a)	1,376,092
(TSFR3M + 3.790%)
220,000	4.493	03/24/31(a)	221,725
(SOFR + 1.620%)
600,000	5.336	01/23/35(a)	619,709
(SOFR + 1.490%)
170,000	5.766	04/22/35(a)	179,309
(SOFR + 1.680%)
1,000,000	5.572	04/22/36(a)	1,037,898
160,000	4.950	06/01/45	146,214
(SOFR + 1.550%)
100,000	5.534	11/29/45(a)	100,236
(TSFR3M + 1.482%)
120,000	3.897	01/23/49(a)	94,328
KeyBank NA
390,000	4.900	08/08/32	382,359
KeyCorp
(SOFRINDX + 2.420%)
493,000	6.401	03/06/35(a)	529,761
KeyCorp, MTN
91,000	4.100	04/30/28	90,850
365,000	2.550	10/01/29	341,536
M&T Bank Corp.
(SOFR + 2.800%)
650,000	7.413	10/30/29(a)	707,593
Manufacturers & Traders Trust Co.
1,610,000	4.700	01/27/28	1,630,527
Morgan Stanley
250,000	3.950	04/23/27	249,225
546,000	3.591	07/22/28(a)	539,101
645,000	3.971	07/22/38(a)	572,006
314,000	6.375	07/24/42	346,875
340,000	4.300	01/27/45	290,943
(SOFR + 1.610%)
400,000	4.210	04/20/28(a)	400,131
(SOFR + 1.830%)
230,000	6.407	11/01/29(a)	244,342
(SOFR + 1.290%)
763,000	2.943	01/21/33(a)	689,153
(SOFR + 1.730%)
984,000	5.466	01/18/35(a)	1,013,237
(SOFR + 2.620%)
300,000	5.297	04/20/37(a)	301,437
(TSFR3M + 1.693%)
550,000	4.457	04/22/39(a)	513,571
(SOFR + 1.485%)
111,000	3.217	04/22/42(a)	84,714

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Morgan Stanley, GMTN
$131,000	4.350%	09/08/26	$131,170
(TSFR3M + 1.402%)
410,000	3.772	01/24/29(a)	406,167
(SOFR + 1.143%)
586,000	2.699	01/22/31(a)	545,886
(SOFR + 4.840%)
50,000	5.597	03/24/51(a)	49,339
Morgan Stanley, MTN
(SOFR + 1.590%)
568,000	5.164	04/20/29(a)	580,438
(SOFR + 3.120%)
259,000	3.622	04/01/31(a)	250,422
(SOFR + 1.034%)
748,000	1.794	02/13/32(a)	648,472
(SOFR + 1.020%)
350,000	1.928	04/28/32(a)	304,379
(SOFR + 1.870%)
200,000	5.250	04/21/34(a)	204,250
(SOFR + 1.880%)
1,292,000	5.424	07/21/34(a)	1,336,912
427,000	4.375	01/22/47	361,821
(SOFR + 1.430%)
1,182,000	2.802	01/25/52(a)	727,255
Morgan Stanley Bank NA
250,000	5.882	10/30/26	254,852
Northern Trust Corp.
674,000	1.950	05/01/30	613,767
PNC Bank NA
1,286,000	4.050	07/26/28	1,282,941
500,000	2.700	10/22/29	470,571
PNC Financial Services Group, Inc. (The)
615,000	3.450	04/23/29	602,233
(SOFR + 1.841%)
964,000	5.582	06/12/29(a)	999,797
(SOFR + 1.198%)
850,000	5.492	05/14/30(a)	886,303
(SOFRINDX + 2.140%)
250,000	6.037	10/28/33(a)	267,917
(SOFR + 2.284%)
500,000	6.875	10/20/34(a)	562,735
Santander Holdings USA, Inc.
696,000	3.244	10/05/26	687,887
(SOFR + 1.249%)
416,000	2.490	01/06/28(a)	406,084
(SOFR + 2.356%)
211,000	6.499	03/09/29(a)	220,605
(SOFR + 3.280%)
330,000	7.660	11/09/31(a)	372,248
State Street Corp.
(SOFR + 1.018%)
300,000	4.530	02/20/29(a)	303,095
546,000	2.400	01/24/30	512,220
98,000	2.200	03/03/31	87,386
Synchrony Financial
621,000	3.950	12/01/27	613,357
(SOFRINDX + 2.130%)
220,000	5.935	08/02/30(a)	228,198

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Synovus Financial Corp.
(SOFR + 2.347%)
$170,000	6.168%	11/01/30(a)	$176,767
Truist Bank
350,000	3.800	10/30/26	347,763
Truist Financial Corp., MTN
(SOFR + 1.368%)
165,000	4.123	06/06/28(a)	165,061
(SOFR + 1.435%)
696,000	4.873	01/26/29(a)	707,392
(SOFR + 0.862%)
202,000	1.887	06/07/29(a)	190,042
(SOFR + 1.620%)
664,000	5.435	01/24/30(a)	688,234
(SOFR + 2.240%)
910,000	4.916	07/28/33(a)	895,279
(SOFR + 1.922%)
186,000	5.711	01/24/35(a)	194,053
U.S. Bancorp
(SOFR + 2.090%)
1,105,000	5.850	10/21/33(a)	1,170,499
U.S. Bancorp, MTN
530,000	3.900	04/26/28	529,310
930,000	3.000	07/30/29	888,915
244,000	1.375	07/22/30	213,280
(SOFR + 1.660%)
357,000	4.548	07/22/28(a)	359,652
(SOFR + 1.020%)
622,000	2.677	01/27/33(a)	552,866
U.S. Bancorp, Series MTN
(SOFR + 0.730%)
154,000	2.215	01/27/28(a)	149,732
U.S. Bancorp, Series V
92,000	2.375	07/22/26	90,667
U.S. Bancorp, Series X
227,000	3.150	04/27/27	223,999
Wachovia Corp.
250,000	5.500	08/01/35	254,687
Wells Fargo & Co.
64,000	3.000	10/23/26	63,199
150,000	5.606	01/15/44	146,840
465,000	3.900	05/01/45	370,306
(SOFR + 2.060%)
1,245,000	6.491	10/23/34(a)	1,367,473
(SOFR + 2.530%)
1,103,000	3.068	04/30/41(a)	842,247
Wells Fargo & Co., GMTN
192,000	4.300	07/22/27	192,947
Wells Fargo & Co., MTN
(SOFR + 1.510%)
50,000	3.526	03/24/28(a)	49,458
(SOFR + 1.070%)
320,000	5.707	04/22/28(a)	327,516
(TSFR3M + 1.572%)
168,000	3.584	05/22/28(a)	166,245
(SOFR + 2.100%)
799,000	2.393	06/02/28(a)	774,401
732,000	4.897	07/25/33(a)	737,675

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 1.980%)
$455,000	4.808%	07/25/28(a)	$460,409
(SOFR + 1.740%)
737,000	5.574	07/25/29(a)	764,629
(TSFR3M + 1.432%)
776,000	2.879	10/30/30(a)	734,053
(TSFR3M + 1.262%)
420,000	2.572	02/11/31(a)	389,494
(TSFR3M + 4.032%)
200,000	4.478	04/04/31(a)	200,510
(SOFR + 1.500%)
346,000	3.350	03/02/33(a)	319,715
(SOFR + 1.990%)
995,000	5.557	07/25/34(a)	1,031,559
(TSFR3M + 4.502%)
760,000	5.013	04/04/51(a)	685,572
(SOFR + 2.130%)
554,000	4.611	04/25/53(a)	468,139
Wells Fargo Bank NA
690,000	6.600	01/15/38	772,205
Zions Bancorp NA
(SOFR + 2.830%)
484,000	6.816	11/19/35(a)	506,945

			96,211,297

Basic Industry – 1.0%
Air Products and Chemicals, Inc.
126,000	2.700	05/15/40	92,317
CF Industries, Inc.
200,000	5.150	03/15/34	199,929
Dow Chemical Co. (The)
244,000	7.375	11/01/29	270,570
100,000	2.100	11/15/30	88,465
200,000	4.375	11/15/42	160,842
390,000	5.550	11/30/48	349,315
200,000	3.600	11/15/50	132,416
DuPont de Nemours, Inc.
370,000	5.319	11/15/38	387,960
150,000	5.419	11/15/48	151,218
LYB International Finance BV
894,000	5.250	07/15/43	792,831
447,000	4.875	03/15/44	379,453
LYB International Finance III LLC
700,000	5.500	03/01/34	695,646
240,000	4.200	10/15/49	174,465
263,000	4.200	05/01/50	189,488
90,000	3.625	04/01/51	58,381
Sherwin-Williams Co. (The)
1,622,000	3.450	06/01/27	1,602,117
1,000,000	2.950	08/15/29	951,694
300,000	4.500	06/01/47	253,084
Weyerhaeuser Co.
92,000	4.000	11/15/29	90,975
100,000	4.000	04/15/30	98,487

			7,119,653

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Broadcasting – 0.2%
Fox Corp.
$1,013,000	6.500%	10/13/33	$1,104,857

Brokerage – 0.8%
Blackrock, Inc.
516,000	3.250	04/30/29	504,882
159,000	2.400	04/30/30	147,828
200,000	1.900	01/28/31	178,273
141,000	2.100	02/25/32	122,880
914,000	4.750	05/25/33	928,997
Intercontinental Exchange, Inc.
400,000	1.850	09/15/32	335,134
1,495,000	5.200	06/15/62	1,376,890
Jefferies Financial Group, Inc.
200,000	5.875	07/21/28	209,177
311,000	4.150	01/23/30	307,002
229,000	2.625	10/15/31	202,892
645,000	6.200	04/14/34	682,636
Nasdaq, Inc.
340,000	5.550	02/15/34	354,266

			5,350,857

Building Materials – 0.0%
Owens Corning
250,000	5.950	06/15/54	251,365

Capital Goods – 3.2%
3M Co.
564,000	3.250	08/26/49	381,014
3M Co., MTN
200,000	4.000	09/14/48	156,956
Amphenol Corp.
1,250,000	2.200	09/15/31	1,106,411
Berry Global, Inc.
134,000	5.800	06/15/31	142,024
Carrier Global Corp.
1,506,000	2.722	02/15/30	1,413,340
Caterpillar, Inc.
40,000	2.600	04/09/30	37,645
100,000	6.050	08/15/36	109,633
80,000	5.200	05/27/41	79,037
388,000	3.803	08/15/42	320,572
246,000	3.250	09/19/49	172,185
Cummins, Inc.
990,000	4.900	02/20/29	1,017,261
227,000	1.500	09/01/30	200,522
279,000	5.150	02/20/34	285,760
Deere & Co.
504,000	3.900	06/09/42	427,394
190,000	3.750	04/15/50	145,930
Eaton Corp.
511,000	4.150	03/15/33	499,869
General Electric Co., MTN
85,000	6.750	03/15/32	96,418
590,000	5.875	01/14/38	633,014
Honeywell International, Inc.
715,000	2.500	11/01/26	702,222
80,000	2.700	08/15/29	76,070
450,000	4.700	02/01/30	459,275
640,000	1.750	09/01/31	551,681

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Honeywell International, Inc. – (continued)
$300,000	5.000%	02/15/33	$306,329
200,000	4.500	01/15/34	195,873
200,000	5.250	03/01/54	185,566
Illinois Tool Works, Inc.
121,000	2.650	11/15/26	119,254
792,000	3.900	09/01/42	656,200
Jabil, Inc.
210,000	3.000	01/15/31	192,825
John Deere Capital Corp., MTN
1,400,000	4.750	01/20/28	1,426,004
140,000	2.450	01/09/30	130,971
100,000	4.700	06/10/30	102,646
500,000	4.900	03/07/31	515,688
John Deere Capital Corp., Series I
540,000	5.150	09/08/33	560,002
Otis Worldwide Corp.
442,000	2.565	02/15/30	412,153
Parker-Hannifin Corp.
250,000	4.250	09/15/27	251,460
660,000	3.250	06/14/29	639,869
200,000	4.500	09/15/29	202,855
Regal Rexnord Corp.
206,000	6.050	04/15/28	213,231
557,000	6.400	04/15/33	592,700
Republic Services, Inc.
390,000	3.950	05/15/28	389,966
846,000	4.875	04/01/29	867,692
500,000	5.000	04/01/34	508,355
Timken Co. (The)
130,000	4.500	12/15/28	130,780
Vontier Corp.
100,000	2.950	04/01/31	91,203
Waste Connections, Inc.
200,000	2.950	01/15/52	126,484
Waste Management, Inc.
832,000	4.875	02/15/29	855,393
888,000	4.625	02/15/30	904,789
261,000	1.500	03/15/31	225,701
1,121,000	5.350	10/15/54	1,077,577
Westinghouse Air Brake Technologies Corp.
316,000	3.450	11/15/26	312,844
306,000	4.700	09/15/28	310,293

			21,518,936

Communications – 2.7%
Charter Communications Operating LLC / Charter Communications Operating Capital
234,000	6.150	11/10/26	239,336
151,000	3.750	02/15/28	148,699
346,000	4.200	03/15/28	343,875
174,000	2.250	01/15/29	161,856
430,000	5.050	03/30/29	436,488
188,000	6.100	06/01/29	197,815
137,000	2.800	04/01/31	123,607
160,000	2.300	02/01/32	135,503
268,000	6.550	06/01/34	283,921
1,005,000	6.384	10/23/35	1,046,280
274,000	5.375	04/01/38	256,549

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Communications – (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital – (continued)
$400,000	3.500%	06/01/41	$287,177
410,000	5.125	07/01/49	332,697
413,000	4.800	03/01/50	319,354
Comcast Corp.
138,000	3.150	02/15/28	135,153
356,000	4.150	10/15/28	357,215
490,000	4.550	01/15/29	497,237
150,000	2.650	02/01/30	140,529
400,000	3.400	04/01/30	386,521
270,000	4.250	10/15/30	270,121
500,000	4.650	02/15/33	500,136
518,000	4.200	08/15/34	491,709
249,000	5.650	06/15/35	261,161
400,000	4.400	08/15/35	381,256
540,000	3.900	03/01/38	470,120
340,000	4.000	08/15/47	261,332
356,000	3.969	11/01/47	271,829
200,000	4.000	03/01/48	153,108
400,000	4.700	10/15/48	341,250
396,000	3.999	11/01/49	298,769
356,000	3.450	02/01/50	242,345
359,000	2.800	01/15/51	212,497
592,000	2.887	11/01/51	356,396
207,000	2.450	08/15/52	111,037
550,000	2.937	11/01/56	319,081
396,000	4.950	10/15/58	336,654
472,000	2.650	08/15/62	242,064
598,000	2.987	11/01/63	331,613
Netflix, Inc.
870,000	5.875	11/15/28	919,876
Omnicom Group, Inc.
63,000	2.600	08/01/31	56,745
Time Warner Cable LLC
170,000	6.550	05/01/37	175,953
304,000	7.300	07/01/38	330,915
342,000	6.750	06/15/39	354,253
148,000	5.875	11/15/40	141,323
317,000	5.500	09/01/41	286,662
395,000	4.500	09/15/42	312,273
TWDC Enterprises 18 Corp., GMTN
290,000	4.125	06/01/44	241,207
TWDC Enterprises 18 Corp., MTN
245,000	1.850	07/30/26	240,329
102,000	2.950	06/15/27	100,454
Walt Disney Co. (The)
557,000	2.200	01/13/28	536,411
98,000	2.000	09/01/29	90,722
374,000	3.800	03/22/30	369,821
597,000	2.650	01/13/31	555,327
268,000	6.200	12/15/34	300,287
75,000	6.400	12/15/35	84,580
356,000	6.650	11/15/37	409,387
204,000	4.625	03/23/40	194,238
376,000	2.750	09/01/49	234,941
242,000	4.700	03/23/50	214,702
180,000	3.600	01/13/51	132,569

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Communications – (continued)
Walt Disney Co. (The) – (continued)
$383,000	3.800%	05/13/60	$279,405

			18,244,670

Consumer Cyclical – 7.1%
Amazon.com, Inc.
89,000	3.300	04/13/27	88,327
200,000	1.200	06/03/27	191,387
1,092,000	3.150	08/22/27	1,077,957
364,000	4.650	12/01/29	374,069
313,000	1.500	06/03/30	279,521
165,000	4.800	12/05/34	169,383
715,000	3.875	08/22/37	650,577
152,000	2.875	05/12/41	113,754
153,000	4.950	12/05/44	148,363
425,000	4.050	08/22/47	349,558
188,000	2.500	06/03/50	112,428
729,000	3.100	05/12/51	488,743
510,000	4.250	08/22/57	414,931
164,000	3.250	05/12/61	106,465
393,000	4.100	04/13/62	307,996
Aptiv Swiss Holdings Ltd.
330,000	3.250	03/01/32	299,539
110,000	3.100	12/01/51	66,570
Booking Holdings, Inc.
675,000	3.600	06/01/26	672,508
Costco Wholesale Corp.
91,000	3.000	05/18/27	89,802
298,000	1.375	06/20/27	285,335
583,000	1.600	04/20/30	524,177
278,000	1.750	04/20/32	238,528
Dollar General Corp.
424,000	5.450	07/05/33	438,038
Dollar Tree, Inc.
414,000	4.200	05/15/28	412,916
eBay, Inc.
330,000	4.000	07/15/42	269,922
Ford Motor Credit Co. LLC
200,000	4.271	01/09/27	197,977
1,335,000	5.800	03/05/27	1,348,629
410,000	2.900	02/16/28	388,712
200,000	6.800	05/12/28	208,077
1,110,000	6.798	11/07/28	1,154,604
300,000	2.900	02/10/29	276,394
500,000	5.113	05/03/29	492,349
605,000	7.122	11/07/33	631,941
General Motors Co.
290,000	5.000	10/01/28	294,876
215,000	5.600	10/15/32	221,318
503,000	6.600	04/01/36	532,682
127,000	5.150	04/01/38	119,078
232,000	6.750	04/01/46	240,814
200,000	5.400	04/01/48	176,592
190,000	5.950	04/01/49	178,975
General Motors Financial Co., Inc.
100,000	4.000	10/06/26	99,561
50,000	4.350	01/17/27	49,993
400,000	2.350	02/26/27	388,720
100,000	5.000	04/09/27	100,902

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
General Motors Financial Co., Inc. – (continued)
$564,000	2.700%	08/20/27	$547,661
300,000	6.000	01/09/28	310,867
250,000	2.400	10/15/28	235,838
300,000	5.550	07/15/29	309,521
500,000	5.850	04/06/30	523,210
1,040,000	2.350	01/08/31	918,361
250,000	2.700	06/10/31	222,444
Global Payments, Inc.
1,000,000	2.900	05/15/30	928,042
542,000	2.900	11/15/31	485,813
Home Depot, Inc. (The)
66,000	2.800	09/14/27	64,571
103,000	3.900	12/06/28	103,155
100,000	4.900	04/15/29	103,038
228,000	2.950	06/15/29	219,673
202,000	1.375	03/15/31	173,683
455,000	1.875	09/15/31	395,850
629,000	5.875	12/16/36	678,011
460,000	3.300	04/15/40	370,062
284,000	4.200	04/01/43	242,479
150,000	4.875	02/15/44	138,482
118,000	4.400	03/15/45	101,507
268,000	4.250	04/01/46	224,566
300,000	4.500	12/06/48	257,386
244,000	3.125	12/15/49	163,985
300,000	3.350	04/15/50	209,568
115,000	2.375	03/15/51	64,705
816,000	4.950	09/15/52	738,668
100,000	3.500	09/15/56	68,851
Lowe’s Cos., Inc.
190,000	3.100	05/03/27	186,811
180,000	1.300	04/15/28	167,963
202,000	1.700	09/15/28	188,557
165,000	1.700	10/15/30	144,918
208,000	3.750	04/01/32	197,481
780,000	5.150	07/01/33	797,109
826,000	3.000	10/15/50	511,923
742,000	4.250	04/01/52	574,797
584,000	5.625	04/15/53	559,280
Marriott International, Inc.
100,000	4.900	04/15/29	101,957
Marriott International, Inc., Series FF
336,000	4.625	06/15/30	338,491
Marriott International, Inc., Series GG
300,000	3.500	10/15/32	275,314
Marriott International, Inc., Series HH
251,000	2.850	04/15/31	230,538
Marriott International, Inc., Series R
158,000	3.125	06/15/26	156,533
Mastercard, Inc.
92,000	2.950	11/21/26	90,930
144,000	3.300	03/26/27	142,721
575,000	4.875	03/09/28	589,382
132,000	2.950	06/01/29	127,569
668,000	3.350	03/26/30	649,528
222,000	2.000	11/18/31	195,176
162,000	3.650	06/01/49	121,928

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Mastercard, Inc. – (continued)
$400,000	3.850%	03/26/50	$310,450
McDonald’s Corp.
684,000	5.450	08/14/53	654,790
McDonald’s Corp., MTN
283,000	3.500	03/01/27	280,800
118,000	3.800	04/01/28	117,489
91,000	2.625	09/01/29	86,193
233,000	2.125	03/01/30	213,261
138,000	3.600	07/01/30	134,668
321,000	4.700	12/09/35	316,260
360,000	6.300	10/15/37	397,557
100,000	6.300	03/01/38	109,894
150,000	4.875	12/09/45	136,104
300,000	4.450	03/01/47	254,678
296,000	4.450	09/01/48	248,491
372,000	4.200	04/01/50	297,374
MDC Holdings, Inc.
420,000	3.966	08/06/61	267,985
NIKE, Inc.
115,000	2.375	11/01/26	112,873
190,000	2.750	03/27/27	186,651
186,000	2.850	03/27/30	176,909
250,000	3.250	03/27/40	199,190
268,000	3.875	11/01/45	213,034
310,000	3.375	03/27/50	218,327
Starbucks Corp.
100,000	4.000	11/15/28	99,889
300,000	3.000	02/14/32	273,686
250,000	4.500	11/15/48	207,183
102,000	4.450	08/15/49	83,123
694,000	3.500	11/15/50	477,570
Target Corp.
1,262,000	2.350	02/15/30	1,173,173
273,000	2.950	01/15/52	171,569
250,000	4.800	01/15/53	220,504
Toyota Motor Credit Corp.
134,000	4.625	01/12/28	135,938
1,167,000	4.550	08/09/29	1,185,612
Toyota Motor Credit Corp., MTN
100,000	3.200	01/11/27	98,950
826,000	1.900	01/13/27	803,410
296,000	3.050	03/22/27	291,643
224,000	4.550	09/20/27	226,452
350,000	1.900	04/06/28	332,666
94,000	4.450	06/29/29	95,215
436,000	2.150	02/13/30	401,002
391,000	3.375	04/01/30	378,117
Visa, Inc.
66,000	1.900	04/15/27	64,028
499,000	2.750	09/15/27	488,220
274,000	2.050	04/15/30	251,234
94,000	1.100	02/15/31	80,862
302,000	4.150	12/14/35	288,573
94,000	2.700	04/15/40	71,449
429,000	4.300	12/14/45	370,536
94,000	3.650	09/15/47	72,724
94,000	2.000	08/15/50	51,483

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Walmart, Inc.
$133,000	3.050%	07/08/26	$132,030
350,000	1.050	09/17/26	340,002
126,000	3.950	09/09/27	126,379
166,000	3.700	06/26/28	165,787
224,000	1.500	09/22/28	209,314
1,331,000	3.250	07/08/29	1,304,652
295,000	7.550	02/15/30	337,643
109,000	1.800	09/22/31	95,951
195,000	5.250	09/01/35	204,245
330,000	6.500	08/15/37	379,265
255,000	4.050	06/29/48	210,077
212,000	2.650	09/22/51	130,448
498,000	4.500	09/09/52	431,502

			47,816,975

Consumer Noncyclical – 7.3%
Abbott Laboratories
628,000	3.750	11/30/26	627,564
538,000	4.750	11/30/36	534,889
AbbVie, Inc.
442,000	4.250	11/14/28	445,921
625,000	3.200	11/21/29	602,628
328,000	5.200	03/15/35	336,446
682,000	4.050	11/21/39	600,526
643,000	5.350	03/15/44	628,950
166,000	4.850	06/15/44	152,610
820,000	4.875	11/14/48	739,925
504,000	4.250	11/21/49	410,079
70,000	5.400	03/15/54	67,263
Altria Group, Inc.
1,080,000	4.800	02/14/29	1,096,795
116,000	2.450	02/04/32	101,050
100,000	5.800	02/14/39	102,287
270,000	3.400	02/04/41	202,233
220,000	4.250	08/09/42	180,905
256,000	5.375	01/31/44	243,678
148,000	3.875	09/16/46	109,449
574,000	5.950	02/14/49	571,092
654,000	3.700	02/04/51	451,802
150,000	4.000	02/04/61	105,886
Amgen, Inc.
370,000	5.150	03/02/28	378,123
300,000	2.450	02/21/30	278,157
936,000	4.200	03/01/33	904,432
815,000	3.150	02/21/40	631,202
300,000	5.600	03/02/43	295,946
100,000	3.375	02/21/50	69,257
430,000	3.000	01/15/52	274,442
190,000	5.650	03/02/53	183,765
1,124,000	5.750	03/02/63	1,086,169
Baxter International, Inc.
300,000	1.915	02/01/27	290,129
100,000	3.132	12/01/51	61,430
Becton Dickinson & Co.
200,000	3.700	06/06/27	198,498
200,000	4.693	02/13/28	202,561
653,000	4.669	06/06/47	562,248

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Biogen, Inc.
$466,000	5.200%	09/15/45	$418,541
Bristol-Myers Squibb Co.
500,000	4.125	06/15/39	445,629
140,000	3.550	03/15/42	110,504
100,000	2.550	11/13/50	58,041
691,000	5.550	02/22/54	666,320
445,000	6.400	11/15/63	478,146
Cardinal Health, Inc.
610,000	5.000	11/15/29	624,544
120,000	4.500	11/15/44	100,199
Centene Corp.
290,000	4.625	12/15/29	278,453
482,000	3.375	02/15/30	437,814
368,000	2.500	03/01/31	313,509
407,000	2.625	08/01/31	344,619
DENTSPLY SIRONA, Inc.
(US 5 Year CMT T-Note + 4.379%)
184,000	8.375	09/12/55(a)	187,680
Elevance Health, Inc.
630,000	5.375	06/15/34	643,877
290,000	3.600	03/15/51	200,454
Eli Lilly & Co.
664,000	4.500	02/09/29	674,894
1,150,000	4.200	08/14/29	1,160,310
480,000	4.700	02/09/34	481,818
190,000	3.950	03/15/49	149,994
159,000	2.250	05/15/50	88,659
595,000	2.500	09/15/60	320,935
General Mills, Inc.
146,000	3.200	02/10/27	144,078
Gilead Sciences, Inc.
1,360,000	4.800	11/15/29	1,397,805
528,000	4.000	09/01/36	484,567
492,000	2.600	10/01/40	354,492
442,000	4.800	04/01/44	402,048
326,000	2.800	10/01/50	202,548
J M Smucker Co. (The)
150,000	6.500	11/15/43	159,916
478,000	6.500	11/15/53	509,149
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co. Sarl
100,000	3.000	05/15/32	88,695
146,000	5.750	04/01/33	151,451
551,000	6.750	03/15/34	603,497
423,000	4.375	02/02/52	322,993
317,000	6.500	12/01/52	323,040
Johnson & Johnson
330,000	1.300	09/01/30	290,339
536,000	3.550	03/01/36	484,616
144,000	3.625	03/03/37	129,262
198,000	3.750	03/03/47	157,717
424,000	2.450	09/01/60	230,773
Kraft Heinz Foods Co.
250,000	6.875	01/26/39	271,474
403,000	5.000	06/04/42	361,313
Kroger Co. (The)
500,000	3.950	01/15/50	373,983

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Kroger Co. (The) – (continued)
$690,000	5.650%	09/15/64	$649,698
Medtronic Global Holdings SCA
850,000	4.500	03/30/33	845,233
Medtronic, Inc.
580,000	4.375	03/15/35	563,418
385,000	4.625	03/15/45	344,999
Merck & Co., Inc.
150,000	1.700	06/10/27	144,481
100,000	3.400	03/07/29	97,993
614,000	4.500	05/17/33	614,115
766,000	2.750	12/10/51	463,334
100,000	5.000	05/17/53	90,380
92,000	2.900	12/10/61	52,825
766,000	5.150	05/17/63	693,690
Mondelez International, Inc.
435,000	2.750	04/13/30	407,228
490,000	2.625	09/04/50	286,479
Mylan, Inc.
195,000	4.550	04/15/28	193,654
210,000	5.400	11/29/43	177,740
Novartis Capital Corp.
550,000	2.000	02/14/27	536,201
250,000	3.100	05/17/27	247,040
160,000	4.400	05/06/44	141,674
200,000	2.750	08/14/50	126,251
Pfizer Investment Enterprises Pte Ltd.
980,000	4.450	05/19/28	991,294
1,322,000	5.110	05/19/43	1,259,569
Pfizer, Inc.
380,000	4.100	09/15/38	341,564
832,000	3.900	03/15/39	726,443
Philip Morris International, Inc.
792,000	4.750	02/12/27	799,845
400,000	5.125	11/17/27	408,368
100,000	4.875	02/15/28	101,856
800,000	5.625	09/07/33	839,078
400,000	3.875	08/21/42	324,315
512,000	4.250	11/10/44	429,613
Pilgrim’s Pride Corp.
150,000	3.500	03/01/32	135,701
390,000	6.250	07/01/33	410,818
Regeneron Pharmaceuticals, Inc.
346,000	2.800	09/15/50	205,687
Royalty Pharma PLC
160,000	5.150	09/02/29	164,297
410,000	3.550	09/02/50	276,819
Stryker Corp.
600,000	4.625	03/15/46	530,527
Sysco Corp.
511,000	3.300	07/15/26	506,815
547,000	3.250	07/15/27	539,313
251,000	5.950	04/01/30	267,055
Takeda U.S. Financing, Inc.
230,000	5.900	07/07/55	230,768
Thermo Fisher Scientific, Inc.
890,000	5.086	08/10/33	916,414
470,000	2.800	10/15/41	338,547

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Tyson Foods, Inc.
$937,000	3.550%	06/02/27	$926,603
160,000	4.550	06/02/47	133,871
Utah Acquisition Sub, Inc.
170,000	3.950	06/15/26	169,025
Viatris, Inc.
676,000	2.700	06/22/30	608,158
26,000	4.000	06/22/50	17,102
Wyeth LLC
416,000	6.500	02/01/34	465,453
Zoetis, Inc.
94,000	3.000	09/12/27	92,137
320,000	4.700	02/01/43	288,447

			49,478,968

Consumer Products – 0.6%
Haleon U.S. Capital LLC
300,000	3.375	03/24/29	292,896
Haleon US Capital LLC
300,000	3.625	03/24/32	281,834
400,000	4.000	03/24/52	305,826
Hasbro, Inc.
263,000	6.350	03/15/40	273,398
Mattel, Inc.
380,000	6.200	10/01/40	385,522
95,000	5.450	11/01/41	86,586
Procter & Gamble Co. (The)
200,000	2.450	11/03/26	196,632
214,000	1.900	02/01/27	208,328
756,000	2.850	08/11/27	742,656
512,000	3.000	03/25/30	491,338
232,000	1.200	10/29/30	202,477
196,000	1.950	04/23/31	176,063
76,000	2.300	02/01/32	68,708
199,000	4.050	01/26/33	197,300

			3,909,564

Electric – 9.4%
AEP Texas, Inc., Series I
180,000	2.100	07/01/30	162,700
AES Corp. (The)
220,000	2.450	01/15/31	197,369
American Electric Power Co., Inc.
100,000	5.200	01/15/29	103,217
100,000	5.625	03/01/33	104,760
(US 5 Year CMT T-Note + 2.675%)
100,000	6.950	12/15/54(a)	106,671
546,000	3.875	02/15/62(a)	529,279
Arizona Public Service Co.
110,000	3.500	12/01/49	75,906
Atmos Energy Corp.
490,000	5.500	06/15/41	497,021
1,594,000	4.150	01/15/43	1,348,002
Berkshire Hathaway Energy Co.
240,000	6.125	04/01/36	258,517
100,000	5.150	11/15/43	94,802
300,000	4.450	01/15/49	248,186
600,000	4.250	10/15/50	477,130

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Berkshire Hathaway Energy Co. – (continued)
$100,000	2.850%	05/15/51	$61,284
CenterPoint Energy Houston Electric LLC, Series AC
1,089,000	4.250	02/01/49	889,890
CenterPoint Energy Houston Electric LLC, Series AJ
100,000	4.850	10/01/52	88,336
CenterPoint Energy, Inc., Series A
(US 5 Year CMT T-Note + 3.254%)
190,000	7.000	02/15/55(a)	200,212
CMS Energy Corp.
(US 5 Year CMT T-Note + 1.961%)
551,000	6.500	06/01/55(a)	563,917
Commonwealth Edison Co.
100,000	5.900	03/15/36	106,910
150,000	4.700	01/15/44	134,797
Consolidated Edison Co. of New York, Inc.
980,000	4.450	03/15/44	846,969
Consolidated Edison Co. of New York, Inc., Series 07-A
1,780,000	6.300	08/15/37	1,958,110
Constellation Energy Generation LLC
300,000	5.600	03/01/28	311,555
100,000	6.500	10/01/53	108,676
Consumers Energy Co.
210,000	3.250	08/15/46	152,357
Dominion Energy, Inc.
500,000	5.375	11/15/32	516,990
Dominion Energy, Inc., Series A
(US 5 Year CMT T-Note + 2.386%)
501,000	6.875	02/01/55(a)	524,797
Dominion Energy, Inc., Series C
1,936,000	3.375	04/01/30	1,858,154
DTE Electric Co.
300,000	4.300	07/01/44	253,377
150,000	5.850	05/15/55	153,305
DTE Energy Co.
190,000	4.875	06/01/28	193,556
Duke Energy Carolinas LLC
830,000	4.950	01/15/33	848,841
850,000	5.300	02/15/40	856,178
345,000	3.200	08/15/49	235,718
Duke Energy Corp.
363,000	2.650	09/01/26	357,379
408,000	2.450	06/01/30	381,029
100,000	2.550	06/15/31	89,857
803,000	4.500	08/15/32	791,945
604,000	3.750	09/01/46	459,228
350,000	3.500	06/15/51	239,994
316,000	5.000	08/15/52	276,329
100,000	6.100	09/15/53	102,509
250,000	5.800	06/15/54	246,207
(US 5 Year CMT T-Note + 2.588%)
492,000	6.450	09/01/54(a)	510,070
Duke Energy Florida LLC
310,000	6.400	06/15/38	343,471

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Duke Energy Florida Project Finance LLC, Series 2026
$162,974	2.538%	09/01/29	$156,467
Eastern Energy Gas Holdings LLC
634,000	5.650	10/15/54	610,208
Entergy Louisiana LLC
832,000	4.000	03/15/33	790,629
878,000	5.150	09/15/34	887,751
182,000	4.200	09/01/48	145,321
Entergy Mississippi LLC
230,000	5.800	04/15/55	230,489
Eversource Energy
956,000	5.125	05/15/33	957,382
1,084,000	5.950	07/15/34	1,138,027
Exelon Corp.
1,995,000	4.050	04/15/30	1,980,468
1,500,000	5.300	03/15/33	1,549,450
FirstEnergy Corp., Series C
378,000	3.400	03/01/50	255,340
Florida Power & Light Co.
150,000	5.150	06/15/29	155,819
395,000	5.300	06/15/34	408,701
935,000	5.690	03/01/40	980,244
918,000	5.250	02/01/41	905,633
490,000	3.800	12/15/42	398,773
50,000	3.950	03/01/48	39,700
Georgia Power Co.
892,000	4.950	05/17/33	902,874
100,000	5.125	05/15/52	93,345
Georgia Power Co., Series A
546,000	3.250	03/15/51	369,317
MidAmerican Energy Co.
190,000	3.650	04/15/29	187,497
National Rural Utilities Cooperative Finance Corp.
600,000	8.000	03/01/32	713,764
100,000	4.023	11/01/32	95,999
NextEra Energy Capital Holdings, Inc.
1,000,000	2.250	06/01/30	910,299
850,000	5.250	03/15/34	866,678
NiSource, Inc.
100,000	2.950	09/01/29	95,550
300,000	1.700	02/15/31	260,319
100,000	5.250	02/15/43	93,483
190,000	5.650	02/01/45	185,167
250,000	3.950	03/30/48	193,614
(US 5 Year CMT T-Note + 2.451%)
469,000	6.950	11/30/54(a)	488,183
(US 5 Year CMT T-Note + 2.527%)
120,000	6.375	03/31/55(a)	123,200
Northern States Power Co.
1,106,000	3.600	09/15/47	828,816
50,000	5.100	05/15/53	46,276
Oglethorpe Power Corp.
140,000	5.375	11/01/40	137,386
ONE Gas, Inc.
150,000	2.000	05/15/30	136,372
1,124,000	4.658	02/01/44	987,735

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Pacific Gas and Electric Co.
$195,000	2.100%	08/01/27	$186,898
482,000	6.100	01/15/29	503,610
92,000	4.550	07/01/30	91,040
252,000	2.500	02/01/31	223,489
386,000	3.250	06/01/31	353,403
326,000	6.150	01/15/33	343,559
279,000	3.300	08/01/40	206,399
100,000	3.950	12/01/47	72,518
542,000	4.950	07/01/50	450,544
100,000	3.500	08/01/50	65,509
165,000	6.700	04/01/53	170,427
1,127,000	5.900	10/01/54	1,054,219
PacifiCorp
1,752,000	5.450	02/15/34	1,783,225
260,000	2.900	06/15/52	153,022
370,000	5.350	12/01/53	330,231
710,000	5.500	05/15/54	653,521
PECO Energy Co.
356,000	5.950	10/01/36	381,105
Public Service Co. of Colorado
92,000	1.875	06/15/31	80,393
360,000	5.750	05/15/54	356,019
Public Service Co. of Oklahoma
754,000	5.200	01/15/35	757,311
Public Service Electric and Gas Co.
885,000	4.850	08/01/34	888,582
Public Service Electric and Gas Co., MTN
100,000	5.500	03/01/40	102,025
Public Service Electric and Gas Co., Series I
140,000	4.000	06/01/44	110,997
Puget Sound Energy, Inc.
279,000	5.330	06/15/34	286,054
140,000	5.483	06/01/35	144,522
158,000	6.274	03/15/37	171,434
322,000	5.795	03/15/40	332,783
100,000	5.764	07/15/40	101,085
425,000	5.638	04/15/41	422,666
240,000	4.434	11/15/41	204,694
San Diego Gas & Electric Co.
984,000	3.950	11/15/41	800,652
100,000	5.350	04/01/53	93,411
San Diego Gas & Electric Co., Series VVV
300,000	1.700	10/01/30	264,677
Sempra
766,000	3.250	06/15/27	752,940
226,000	3.400	02/01/28	221,438
402,000	6.000	10/15/39	411,673
240,000	4.000	02/01/48	179,464
(US 5 Year CMT T-Note + 2.868%)
362,000	4.125	04/01/52(a)	352,383
(US 5 Year CMT T-Note + 2.789%)
605,000	6.875	10/01/54(a)	614,491
Southern California Edison Co.
92,000	5.850	11/01/27	94,713
92,000	5.950	11/01/32	96,715

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Southern California Edison Co. – (continued)
$250,000	4.650%	10/01/43	$210,600
1,417,000	4.000	04/01/47	1,050,155
298,000	3.650	02/01/50	206,035
Southern California Edison Co., Series 20A
208,000	2.950	02/01/51	126,929
Southern California Edison Co., Series C
200,000	4.125	03/01/48	152,105
Southern Co. (The)
569,000	3.250	07/01/26	563,942
1,416,000	5.700	03/15/34	1,485,672
980,000	4.400	07/01/46	813,648
Southwestern Public Service Co.
250,000	4.500	08/15/41	220,418
System Energy Resources, Inc.
602,000	5.300	12/15/34	602,353
Toledo Edison Co. (The)
955,000	6.150	05/15/37	1,037,140
Union Electric Co.
740,000	5.300	08/01/37	749,456
Virginia Electric and Power Co.
100,000	5.000	04/01/33	101,520
240,000	4.000	01/15/43	194,576
744,000	2.450	12/15/50	420,810
1,135,000	2.950	11/15/51	712,336
Virginia Electric and Power Co., Series A
440,000	3.500	03/15/27	436,671
WEC Energy Group, Inc.
130,000	1.800	10/15/30	115,230
Xcel Energy, Inc.
100,000	5.450	08/15/33	102,224
872,000	5.500	03/15/34	889,534

			63,226,978

Energy – 5.9%
APA Corp.
100,000	6.100	02/15/35(b)	100,063
Baker Hughes Holdings LLC
50,000	5.125	09/15/40	48,297
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
354,000	3.337	12/15/27	348,693
300,000	4.080	12/15/47	232,957
BP Capital Markets America, Inc.
260,000	3.937	09/21/28	259,179
92,000	4.234	11/06/28	92,457
92,000	4.812	02/13/33	92,186
301,000	4.989	04/10/34	304,282
522,000	5.227	11/17/34	533,988
111,000	3.000	02/24/50	70,987
92,000	2.772	11/10/50	55,777
315,000	2.939	06/04/51	196,360
337,000	3.001	03/17/52	211,426
333,000	3.379	02/08/61	213,995
BP Capital Markets PLC
100,000	3.723	11/28/28	98,959
Cheniere Corpus Christi Holdings LLC
660,000	5.125	06/30/27	666,942
100,000	3.700	11/15/29	97,027

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Cheniere Energy, Inc.
$354,000	4.625%	10/15/28	$353,803
Chevron Corp.
85,000	1.995	05/11/27	82,515
Chevron USA, Inc.
98,000	2.343	08/12/50	56,432
ConocoPhillips
522,000	6.500	02/01/39	584,738
ConocoPhillips Co.
908,000	5.550	03/15/54	859,795
Devon Energy Corp.
250,000	4.750	05/15/42	212,760
293,000	5.000	06/15/45	247,751
Diamondback Energy, Inc.
140,000	5.750	04/18/54	130,734
110,000	5.900	04/18/64	102,063
Energy Transfer LP
66,000	6.050	12/01/26	67,324
200,000	5.500	06/01/27	203,252
66,000	4.000	10/01/27	65,749
230,000	4.950	06/15/28	233,611
551,000	5.250	04/15/29	567,249
613,000	3.750	05/15/30	593,705
374,000	6.400	12/01/30	405,860
370,000	5.750	02/15/33	385,321
100,000	6.550	12/01/33	108,353
370,000	6.500	02/01/42	385,430
511,000	5.350	05/15/45	458,993
159,000	5.300	04/15/47	140,693
262,000	5.400	10/01/47	234,284
259,000	6.000	06/15/48	248,839
353,000	6.250	04/15/49	347,363
431,000	5.000	05/15/50	357,258
346,000	5.950	05/15/54	323,515
Enterprise Products Operating LLC
326,000	3.125	07/31/29	314,291
150,000	2.800	01/31/30	141,761
737,000	5.350	01/31/33	766,026
150,000	5.950	02/01/41	156,205
207,000	4.850	08/15/42	187,957
220,000	4.450	02/15/43	191,254
160,000	4.850	03/15/44	145,611
160,000	5.100	02/15/45	148,641
135,000	4.900	05/15/46	121,578
244,000	4.800	02/01/49	212,108
368,000	4.200	01/31/50	290,534
315,000	3.950	01/31/60	227,942
Enterprise Products Operating LLC, Series E
(TSFR3M + 3.295%)
89,000	5.250	08/16/77(a)	88,421
EOG Resources, Inc.
136,000	4.375	04/15/30	137,017
236,000	4.950	04/15/50	208,553
Expand Energy Corp.
614,000	5.375	03/15/30	619,624
Exxon Mobil Corp.
79,000	2.275	08/16/26	77,763
66,000	3.294	03/19/27	65,566

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Exxon Mobil Corp. – (continued)
$378,000	3.482%	03/19/30	$369,691
273,000	2.610	10/15/30	254,930
560,000	4.227	03/19/40	505,204
341,000	3.567	03/06/45	263,496
335,000	3.095	08/16/49	224,951
456,000	4.327	03/19/50	378,188
460,000	3.452	04/15/51	325,807
Halliburton Co.
100,000	2.920	03/01/30	94,030
421,000	4.850	11/15/35	410,904
328,000	6.700	09/15/38	359,897
252,000	7.450	09/15/39	296,069
165,000	5.000	11/15/45	145,425
Helmerich & Payne, Inc.
111,000	2.900	09/29/31	96,780
Hess Corp.
248,000	4.300	04/01/27	248,716
148,000	6.000	01/15/40	158,805
323,000	5.600	02/15/41	327,949
Kinder Morgan Energy Partners LP
188,000	5.500	03/01/44	178,238
Kinder Morgan Energy Partners LP, MTN
1,028,000	6.950	01/15/38	1,149,255
Kinder Morgan, Inc.
222,000	2.000	02/15/31	195,828
372,000	5.550	06/01/45	349,361
142,000	5.050	02/15/46	125,710
468,000	5.200	03/01/48	420,249
200,000	3.600	02/15/51	136,945
100,000	5.450	08/01/52	91,095
Kinder Morgan, Inc., GMTN
519,000	7.750	01/15/32	602,544
MPLX LP
209,000	4.125	03/01/27	208,594
160,000	4.000	03/15/28	159,186
470,000	4.800	02/15/29	475,959
314,000	2.650	08/15/30	286,709
350,000	4.500	04/15/38	313,435
290,000	5.200	03/01/47	251,810
320,000	4.700	04/15/48	259,829
180,000	5.500	02/15/49	162,877
584,000	4.950	03/14/52	482,516
Occidental Petroleum Corp.
705,000	5.550	10/01/34	699,996
100,000	6.450	09/15/36	103,625
100,000	–	10/10/36(c)	58,000
180,000	6.050	10/01/54	167,890
ONEOK, Inc.
450,000	5.550	11/01/26	455,777
180,000	4.550	07/15/28	181,583
342,000	3.100	03/15/30	322,955
640,000	6.100	11/15/32	680,895
200,000	5.200	07/15/48	174,239
928,000	6.625	09/01/53	961,799
Phillips 66
292,000	3.900	03/15/28	290,338
100,000	2.150	12/15/30	89,168

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Phillips 66 – (continued)
$363,000	4.650%	11/15/34	$351,429
350,000	5.875	05/01/42	351,733
634,000	4.875	11/15/44	556,587
Phillips 66 Co.
260,000	4.950	12/01/27	264,070
Plains All American Pipeline LP / PAA Finance Corp.
240,000	4.500	12/15/26	240,223
339,000	3.550	12/15/29	326,869
130,000	5.150	06/01/42	116,325
Shell Finance U.S., Inc.
100,000	2.375	11/07/29	94,296
100,000	4.125	05/11/35	95,007
190,000	4.375	05/11/45	162,347
428,000	4.000	05/10/46	342,098
440,000	3.750	09/12/46	338,521
200,000	3.250	04/06/50	136,894
Shell International Finance BV
216,000	2.750	04/06/30	204,172
556,000	6.375	12/15/38	621,329
350,000	5.500	03/25/40	357,608
300,000	3.625	08/21/42	237,062
Targa Resources Corp.
200,000	4.950	04/15/52	165,181
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
94,000	5.500	03/01/30	95,730
367,000	4.875	02/01/31	365,186
944,000	4.000	01/15/32	891,389
Valero Energy Corp.
559,000	6.625	06/15/37	607,744
92,000	3.650	12/01/51	62,263
Western Midstream Operating LP
417,000	4.050	02/01/30	406,167
270,000	5.250	02/01/50	225,888
Williams Cos., Inc. (The)
518,000	3.750	06/15/27	514,269
384,000	3.500	11/15/30	366,878
250,000	2.600	03/15/31	226,963
542,000	6.300	04/15/40	578,467
200,000	5.100	09/15/45	181,089
240,000	4.850	03/01/48	206,301

			39,669,149

Financial Company – 1.1%
Air Lease Corp.
180,000	1.875	08/15/26	175,978
100,000	2.200	01/15/27	97,341
362,000	3.125	12/01/30	338,554
Air Lease Corp., MTN
400,000	2.875	01/15/32	359,473
Ally Financial, Inc.
186,000	7.100	11/15/27	196,191
1,247,000	2.200	11/02/28	1,163,765
503,000	8.000	11/01/31	575,492
Ares Capital Corp.
401,000	2.150	07/15/26	392,809
518,000	7.000	01/15/27	534,297
600,000	2.875	06/15/28	573,679

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Financial Company – (continued)
Blackstone Private Credit Fund
$349,000	2.625%	12/15/26	$339,775
580,000	3.250	03/15/27	567,317
Blue Owl Finance LLC
260,000	3.125	06/10/31	235,650
First Citizens BancShares, Inc.
(US 5 Year CMT T-Note + 1.970%)
170,000	6.254	03/12/40(a)	171,469
Morgan Stanley
(SOFR + 2.050%)
1,642,000	6.627	11/01/34(a)	1,819,118

			7,540,908

Food and Beverage – 1.5%
Coca-Cola Co. (The)
411,000	3.375	03/25/27	408,389
126,000	1.450	06/01/27	120,972
136,000	1.500	03/05/28	128,710
132,000	1.000	03/15/28	123,462
94,000	2.125	09/06/29	87,791
656,000	3.450	03/25/30	640,237
143,000	1.650	06/01/30	128,380
439,000	2.000	03/05/31	393,454
114,000	1.375	03/15/31	98,899
428,000	4.650	08/14/34	434,166
132,000	2.500	06/01/40	96,729
101,000	2.875	05/05/41	76,158
347,000	2.600	06/01/50	211,890
165,000	3.000	03/05/51	108,936
229,000	2.500	03/15/51	135,677
521,000	2.750	06/01/60	306,379
Conagra Brands, Inc.
200,000	1.375	11/01/27	187,513
380,000	5.300	11/01/38	359,146
Constellation Brands, Inc.
384,000	3.150	08/01/29	368,170
Keurig Dr Pepper, Inc.
150,000	3.950	04/15/29	147,567
299,000	3.200	05/01/30	282,043
100,000	3.800	05/01/50	70,687
412,000	4.500	04/15/52	325,393
Kraft Heinz Foods Co.
332,000	3.000	06/01/26	328,445
115,000	3.875	05/15/27	114,208
512,000	4.375	06/01/46	408,525
410,000	4.875	10/01/49	342,338
Molson Coors Beverage Co.
391,000	3.000	07/15/26	386,553
190,000	5.000	05/01/42	173,137
370,000	4.200	07/15/46	291,824
PepsiCo, Inc.
166,000	2.375	10/06/26	163,187
218,000	3.000	10/15/27	214,193
96,000	2.625	07/29/29	91,249
210,000	2.750	03/19/30	198,259
160,000	1.625	05/01/30	143,361
100,000	1.400	02/25/31	86,725
400,000	1.950	10/21/31	350,790

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food and Beverage – (continued)
PepsiCo, Inc. – (continued)
$262,000	2.625%	10/21/41	$184,889
268,000	4.450	04/14/46	234,602
252,000	3.450	10/06/46	187,784
684,000	2.875	10/15/49	442,749
130,000	3.625	03/19/50	96,441
Sysco Corp.
270,000	6.600	04/01/50	290,800

			9,970,807

Hardware – 0.3%
Advanced Micro Devices, Inc.
1,300,000	3.924	06/01/32	1,264,741
CDW LLC / CDW Finance Corp.
300,000	2.670	12/01/26	293,532
Micron Technology, Inc.
300,000	4.663	02/15/30	301,526
250,000	5.875	02/09/33	262,336
250,000	5.875	09/15/33	263,424

			2,385,559

Healthcare – 3.8%
Aetna, Inc.
140,000	6.625	06/15/36	151,699
314,000	3.875	08/15/47	229,115
Cigna Group (The)
1,210,000	4.375	10/15/28	1,216,001
220,000	2.375	03/15/31	197,414
300,000	4.800	08/15/38	281,335
30,000	4.800	07/15/46	26,046
565,000	4.900	12/15/48	492,564
266,000	3.400	03/15/50	178,757
430,000	3.400	03/15/51	287,598
489,000	5.600	02/15/54	461,955
CVS Health Corp.
180,000	5.000	01/30/29	183,510
1,500,000	3.750	04/01/30	1,451,314
1,600,000	1.875	02/28/31	1,383,220
100,000	2.125	09/15/31	86,212
531,000	5.700	06/01/34	548,056
600,000	4.780	03/25/38	551,640
100,000	6.000	06/01/44	98,733
100,000	4.250	04/01/50	75,388
770,000	6.050	06/01/54	748,538
141,000	6.000	06/01/63	134,449
Danaher Corp.
340,000	2.800	12/10/51	211,309
DH Europe Finance II Sarl
70,000	3.400	11/15/49	49,982
Elevance Health, Inc.
358,000	3.650	12/01/27	353,881
314,000	4.101	03/01/28	313,567
134,000	2.875	09/15/29	126,839
300,000	2.550	03/15/31	272,041
384,000	4.625	05/15/42	335,664
309,000	4.650	01/15/43	269,339
174,000	4.650	08/15/44	150,150
340,000	4.375	12/01/47	274,627
118,000	4.550	03/01/48	97,216

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare – (continued)
Elevance Health, Inc. – (continued)
$1,070,000	3.125%	05/15/50	$685,628
GE HealthCare Technologies, Inc.
1,657,000	5.905	11/22/32	1,777,748
HCA, Inc.
328,000	5.375	09/01/26	330,101
405,000	4.500	02/15/27	406,123
280,000	5.200	06/01/28	286,513
100,000	5.625	09/01/28	103,430
476,000	5.875	02/01/29	496,578
404,000	4.125	06/15/29	400,308
350,000	3.500	09/01/30	334,106
100,000	5.125	06/15/39	94,873
315,000	5.500	06/15/47	291,446
478,000	5.250	06/15/49	421,745
220,000	3.500	07/15/51	144,061
749,000	4.625	03/15/52	594,139
151,000	6.000	04/01/54	145,827
620,000	5.950	09/15/54	594,332
Humana, Inc.
962,000	5.950	03/15/34	1,006,153
Illumina, Inc.
150,000	2.550	03/23/31	133,560
UnitedHealth Group, Inc.
293,000	3.450	01/15/27	290,643
482,000	6.875	02/15/38	548,228
443,000	3.500	08/15/39	360,275
190,000	2.750	05/15/40	137,564
1,180,000	5.500	07/15/44	1,150,014
290,000	4.250	06/15/48	231,781
764,000	3.700	08/15/49	549,637
1,127,000	5.625	07/15/54	1,070,882
750,000	3.875	08/15/59	522,837
210,000	3.125	05/15/60	123,194
150,000	4.950	05/15/62	126,042
880,000	5.500	04/15/64	813,836

			25,409,763

Insurance – 2.2%
Allstate Corp. (The)
100,000	3.850	08/10/49	75,303
(3M USD LIBOR + 2.120%)
242,000	6.500	05/15/67(a)	249,155
American International Group, Inc.
130,000	6.250	05/01/36	139,525
301,000	4.750	04/01/48	264,438
200,000	4.375	06/30/50	165,430
Aon Corp.
358,000	2.800	05/15/30	335,896
Aon North America, Inc.
341,000	5.750	03/01/54	333,295
Athene Holding Ltd.
250,000	6.625	05/19/55	256,910
(US 5 Year CMT T-Note + 2.582%)
201,000	6.875	06/28/55(a)	202,461
Berkshire Hathaway Finance Corp.
258,000	1.850	03/12/30	235,392
100,000	1.450	10/15/30	88,238

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Berkshire Hathaway Finance Corp. – (continued)
$363,000	2.875%	03/15/32	$336,339
200,000	4.200	08/15/48	165,252
100,000	4.250	01/15/49	83,436
754,000	2.850	10/15/50	479,940
50,000	2.500	01/15/51	29,612
834,000	3.850	03/15/52	636,655
Berkshire Hathaway, Inc.
92,000	4.500	02/11/43	85,424
Chubb INA Holdings LLC
444,000	4.350	11/03/45	381,290
Corebridge Financial, Inc.
366,000	3.650	04/05/27	362,911
279,000	3.900	04/05/32	263,951
856,000	5.750	01/15/34	897,170
(US 5 Year CMT T-Note + 3.846%)
200,000	6.875	12/15/52(a)	206,556
Equitable Holdings, Inc.
610,000	4.350	04/20/28	613,029
355,000	5.000	04/20/48	317,683
Everest Reinsurance Holdings, Inc.
324,000	3.500	10/15/50	222,864
Jackson Financial, Inc.
190,000	3.125	11/23/31	172,234
150,000	5.670	06/08/32	155,401
Lincoln National Corp.
241,000	5.852	03/15/34	250,253
Marsh & McLennan Cos., Inc.
1,185,000	4.375	03/15/29	1,197,313
100,000	2.250	11/15/30	90,666
100,000	4.200	03/01/48	81,720
206,000	4.900	03/15/49	184,281
MetLife, Inc.
150,000	4.550	03/23/30	152,932
400,000	5.700	06/15/35	425,108
256,000	4.125	08/13/42	215,738
250,000	4.875	11/13/43	229,245
326,000	4.600	05/13/46	288,807
380,000	5.000	07/15/52	344,633
160,000	5.250	01/15/54	151,203
386,000	6.400	12/15/66	407,881
PartnerRe Finance B LLC
350,000	3.700	07/02/29	342,821
Principal Financial Group, Inc.
40,000	4.300	11/15/46	33,330
Prudential Financial, Inc.
(3M USD LIBOR + 2.380%)
179,000	4.500	09/15/47(a)	176,612
170,000	3.905	12/07/47	132,606
228,000	3.935	12/07/49	173,478
(US 5 Year CMT T-Note + 3.035%)
572,000	3.700	10/01/50(a)	531,225
(US 5 Year CMT T-Note + 3.234%)
92,000	6.000	09/01/52(a)	95,370

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Prudential Financial, Inc., MTN
$118,000	5.700%	12/14/36	$124,892
282,000	4.600	05/15/44	247,738
211,000	4.350	02/25/50	173,364
480,000	3.700	03/13/51	350,980
Travelers Cos., Inc. (The)
420,000	3.050	06/08/51	274,605
Trinity Acquisition PLC
120,000	6.125	08/15/43	119,404
Willis North America, Inc.
100,000	5.350	05/15/33	103,122

			14,655,117

Lodging – 0.2%
Las Vegas Sands Corp.
423,000	3.500	08/18/26	419,011
184,000	5.900	06/01/27	187,764
487,000	3.900	08/08/29	469,650
100,000	6.000	08/15/29	103,742

			1,180,167

Media Non Cable – 0.3%
Netflix, Inc.
325,000	4.375	11/15/26	328,321
428,000	4.875	04/15/28	438,816
227,000	6.375	05/15/29	244,838
Paramount Global
340,000	4.200	05/19/32	316,963
691,000	4.950	05/19/50	542,653

			1,871,591

Metals – 0.0%
Steel Dynamics, Inc.
300,000	5.375	08/15/34	306,792

Metals and Mining – 0.0%
Newmont Corp.
138,000	2.600	07/15/32	123,603

Pharmaceuticals – 0.0%
Viatris, Inc.
540,000	3.850	06/22/40	403,085

Publishing – 0.2%
S&P Global, Inc.
1,000,000	2.450	03/01/27	977,261
140,000	1.250	08/15/30	121,860

			1,099,121

REITs and Real Estate – 2.8%
Alexandria Real Estate Equities, Inc.
250,000	2.000	05/18/32	209,903
150,000	1.875	02/01/33	122,144
357,000	3.000	05/18/51	218,761
250,000	3.550	03/15/52	169,750
299,000	5.625	05/15/54	282,963
American Assets Trust LP
1,111,000	6.150	10/01/34	1,115,585
American Homes 4 Rent LP
173,000	4.300	04/15/52	133,611
Americold Realty Operating Partnership LP
374,000	5.409	09/12/34	368,578

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – (continued)
Boston Properties LP
$250,000	6.750%	12/01/27	$263,489
300,000	4.500	12/01/28	300,511
925,000	2.450	10/01/33	750,294
80,000	5.750	01/15/35	80,938
Digital Realty Trust LP
450,000	5.550	01/15/28	463,138
778,000	3.600	07/01/29	759,977
Equinix, Inc.
270,000	3.200	11/18/29	257,989
204,000	2.150	07/15/30	183,921
200,000	2.500	05/15/31	179,288
GLP Capital LP / GLP Financing II, Inc.
494,000	5.300	01/15/29	502,636
100,000	3.250	01/15/32	89,378
100,000	6.750	12/01/33	107,984
100,000	6.250	09/15/54	97,721
HA Sustainable Infrastructure Capital, Inc.
110,000	6.150	01/15/31	112,200
848,000	6.375	07/01/34	841,640
Healthcare Realty Holdings LP
500,000	2.050	03/15/31	427,052
Highwoods Realty LP
422,000	3.050	02/15/30	389,735
500,000	2.600	02/01/31	439,882
Host Hotels & Resorts LP
1,051,000	5.500	04/15/35	1,049,005
Kilroy Realty LP
1,009,000	6.250	01/15/36	1,033,267
NNN REIT, Inc.
590,000	3.000	04/15/52	362,921
Piedmont Operating Partnership LP
500,000	3.150	08/15/30	451,935
Prologis L.P.
500,000	1.750	07/01/30	445,594
Prologis LP
700,000	2.250	04/15/30	643,338
500,000	1.625	03/15/31	434,303
Realty Income Corp.
269,000	5.375	09/01/54	255,911
Safehold GL Holdings LLC
286,000	5.650	01/15/35	289,620
Simon Property Group LP
68,000	3.250	11/30/26	67,373
450,000	3.375	12/01/27	444,377
242,000	2.450	09/13/29	227,031
274,000	2.650	07/15/30	255,027
384,000	3.250	09/13/49	260,429
220,000	3.800	07/15/50	164,592
126,000	6.650	01/15/54	139,091
Store Capital LLC
170,000	5.400	04/30/30(b)	173,438
461,000	2.750	11/18/30	416,674
254,000	2.700	12/01/31	221,211
VICI Properties LP
650,000	4.750	02/15/28	653,923
750,000	4.950	02/15/30	760,142
900,000	5.125	05/15/32	901,684

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – (continued)
Welltower OP LLC
$290,000	4.250%	04/15/28	$291,634
276,000	3.100	01/15/30	263,515

			19,075,103

Revenue – 0.5%
Ascension Health
200,000	3.945	11/15/46	159,571
Ascension Health, Series B
1,027,000	2.532	11/15/29	966,660
CommonSpirit Health
220,000	3.347	10/01/29	212,349
217,000	4.350	11/01/42	183,326
376,000	4.187	10/01/49	289,157
Ford Foundation (The), Series 2017
195,000	3.859	06/01/47	152,380
Kaiser Foundation Hospitals
487,000	4.150	05/01/47	398,969
Kaiser Foundation Hospitals, Series 2019
286,000	3.266	11/01/49	196,880
Kaiser Foundation Hospitals, Series 2021
95,000	2.810	06/01/41	68,702
364,000	3.002	06/01/51	233,922
Montefiore Obligated Group, Series 18-C
407,000	5.246	11/01/48	324,205
William Marsh Rice University
100,000	3.574	05/15/45	78,697

			3,264,818

Software – 1.3%
Oracle Corp.
708,000	6.150	11/09/29	757,352
300,000	2.950	04/01/30	282,659
100,000	4.650	05/06/30	101,431
847,000	6.250	11/09/32	918,728
600,000	3.900	05/15/35	541,460
250,000	3.850	07/15/36	220,173
645,000	3.800	11/15/37	552,612
938,000	3.600	04/01/40	743,415
252,000	3.650	03/25/41	197,410
731,000	4.125	05/15/45	573,576
490,000	4.000	11/15/47	369,742
872,000	4.375	05/15/55	665,113
1,029,000	3.850	04/01/60	691,833
376,000	4.100	03/25/61	263,762
Salesforce, Inc.
460,000	3.700	04/11/28	458,772
455,000	1.950	07/15/31	402,811
411,000	2.900	07/15/51	260,568
Workday, Inc.
400,000	3.500	04/01/27	395,856
164,000	3.800	04/01/32	155,720

			8,552,993

Technology – 7.3%
Adobe, Inc.
114,000	2.150	02/01/27	111,399
580,000	2.300	02/01/30	539,655
151,000	4.950	04/04/34	154,890

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Alphabet, Inc.
$182,000	1.998%	08/15/26	$178,611
50,000	0.800	08/15/27	47,328
1,600,000	4.000	05/15/30	1,611,173
1,164,000	1.100	08/15/30	1,018,209
253,000	2.250	08/15/60	131,096
Analog Devices, Inc.
75,000	3.500	12/05/26	74,594
300,000	1.700	10/01/28	280,390
Apple, Inc.
404,000	2.450	08/04/26	398,293
686,000	2.050	09/11/26	673,732
120,000	3.000	06/20/27	118,537
692,000	2.900	09/12/27	681,312
218,000	3.000	11/13/27	214,591
392,000	1.200	02/08/28	369,277
252,000	1.400	08/05/28	235,886
320,000	3.250	08/08/29	313,435
336,000	1.650	05/11/30	303,170
118,000	1.250	08/20/30	103,559
1,488,000	1.650	02/08/31	1,314,992
272,000	1.700	08/05/31	239,289
310,000	4.500	02/23/36	311,306
64,000	4.450	05/06/44	58,777
100,000	3.750	11/13/47	79,161
717,000	2.950	09/11/49	477,572
309,000	2.550	08/20/60	174,799
325,000	2.800	02/08/61	191,302
808,000	2.850	08/05/61	476,146
100,000	4.100	08/08/62	78,587
Applied Materials, Inc.
100,000	3.300	04/01/27	99,180
650,000	1.750	06/01/30	583,867
236,000	4.350	04/01/47	200,652
Automatic Data Processing, Inc.
467,000	1.250	09/01/30	408,561
Broadcom Corp. / Broadcom Cayman Finance Ltd.
619,000	3.875	01/15/27	617,344
Broadcom, Inc.
203,000	3.459	09/15/26	201,480
605,000	4.750	04/15/29	616,355
420,000	5.050	07/12/29	432,294
248,000	4.150	11/15/30	245,946
514,000	2.450	02/15/31(b)	464,987
570,000	4.300	11/15/32	556,447
585,000	3.419	04/15/33(b)	532,523
290,000	3.469	04/15/34(b)	260,790
600,000	3.137	11/15/35(b)	506,651
471,000	3.187	11/15/36(b)	393,684
600,000	3.500	02/15/41(b)	477,500
322,000	3.750	02/15/51(b)	240,631
Cisco Systems, Inc.
658,000	5.050	02/26/34	677,023
615,000	5.500	01/15/40	636,662
Dell International LLC / EMC Corp.
1,101,000	4.900	10/01/26	1,106,607
200,000	5.250	02/01/28	205,237
200,000	5.300	10/01/29	207,433

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Dell International LLC / EMC Corp. – (continued)
$50,000	5.750%	02/01/33	$52,800
113,000	8.100	07/15/36	137,628
450,000	3.375	12/15/41	336,154
Fidelity National Information Services, Inc.
330,000	1.650	03/01/28	310,398
Fiserv, Inc.
407,000	3.200	07/01/26	403,113
300,000	4.200	10/01/28	299,571
500,000	3.500	07/01/29	485,120
780,000	5.625	08/21/33	808,605
400,000	4.400	07/01/49	320,099
Hewlett Packard Enterprise Co.
400,000	4.400	09/25/27	402,093
1,112,000	5.000	10/15/34	1,092,056
HP, Inc.
597,000	5.500	01/15/33	615,260
IBM International Capital Pte Ltd.
910,000	5.300	02/05/54	846,767
Intel Corp.
674,000	5.150	02/21/34	672,746
160,000	4.600	03/25/40	141,204
170,000	4.250	12/15/42	136,496
100,000	5.625	02/10/43	94,946
200,000	3.050	08/12/51	118,446
746,000	5.700	02/10/53	687,679
100,000	5.600	02/21/54	91,058
844,000	4.950	03/25/60	679,031
International Business Machines Corp.
655,000	1.700	05/15/27	630,514
1,086,000	1.950	05/15/30	981,120
540,000	4.150	05/15/39	476,710
80,000	4.000	06/20/42	66,334
300,000	4.250	05/15/49	240,660
300,000	2.950	05/15/50	189,936
120,000	4.900	07/27/52	104,942
Intuit, Inc.
600,000	5.200	09/15/33	622,546
100,000	5.500	09/15/53	98,461
Keysight Technologies, Inc.
300,000	4.950	10/15/34	297,938
KLA Corp.
650,000	4.100	03/15/29	651,176
100,000	3.300	03/01/50	69,225
100,000	4.950	07/15/52	91,290
388,000	5.250	07/15/62	361,424
Lam Research Corp.
436,000	4.000	03/15/29	435,850
228,000	1.900	06/15/30	205,952
220,000	4.875	03/15/49	199,500
322,000	2.875	06/15/50	205,645
Meta Platforms, Inc.
1,170,000	3.500	08/15/27	1,164,135
1,064,000	4.600	05/15/28	1,084,584
290,000	4.800	05/15/30	299,213
410,000	4.650	08/15/62	342,998
51,000	5.750	05/15/63	50,823
614,000	5.550	08/15/64	593,305

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Microsoft Corp.
$1,644,000	2.400%	08/08/26	$1,619,865
87,000	3.300	02/06/27	86,380
382,000	3.500	02/12/35	358,425
470,000	3.450	08/08/36	423,946
81,000	4.100	02/06/37	78,156
629,000	2.525	06/01/50	384,330
129,000	2.921	03/17/52	84,769
576,000	2.675	06/01/60	340,752
400,000	3.041	03/17/62	253,340
Motorola Solutions, Inc.
624,000	4.600	05/23/29	631,272
386,000	2.750	05/24/31	351,817
130,000	5.500	09/01/44	127,013
NVIDIA Corp.
340,000	3.200	09/16/26	337,519
475,000	1.550	06/15/28	447,622
400,000	2.000	06/15/31	358,882
PayPal Holdings, Inc.
355,000	2.650	10/01/26	349,575
590,000	3.250	06/01/50	402,636
QUALCOMM, Inc.
304,000	3.250	05/20/27	301,267
200,000	1.300	05/20/28	187,203
126,000	2.150	05/20/30	115,813
320,000	4.650	05/20/35	319,122
1,051,000	4.500	05/20/52	888,071
Synopsys, Inc.
140,000	5.000	04/01/32	142,661
150,000	5.700	04/01/55	147,548
Texas Instruments, Inc.
968,000	4.150	05/15/48	793,563
Uber Technologies, Inc.
1,167,000	4.800	09/15/34	1,153,053
VMware LLC
125,000	1.400	08/15/26	121,736

			49,634,809

Transportation – 1.8%
American Airlines Group, Inc. Pass-Through Trust, Series 2016-1, AA
57,193	3.575	01/15/28	55,775
Burlington Northern Santa Fe LLC
190,000	5.750	05/01/40	198,605
92,000	4.450	03/15/43	80,766
180,000	4.900	04/01/44	168,062
180,000	4.150	04/01/45	149,993
92,000	3.900	08/01/46	72,807
206,000	4.150	12/15/48	167,404
219,000	3.550	02/15/50	158,769
456,000	3.300	09/15/51	312,482
912,000	4.450	01/15/53	757,999
CSX Corp.
450,000	3.800	03/01/28	447,778
200,000	4.250	03/15/29	200,752
270,000	4.100	03/15/44	222,840
700,000	3.800	11/01/46	540,699
240,000	4.300	03/01/48	197,570
130,000	4.500	11/15/52	108,872

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Transportation – (continued)
Federal Express Corp. Pass Through Trusts, Series 20-1, AA
$549,478	1.875%	02/20/34	$479,418
FedEx Corp.
180,000	4.250	05/15/30(b)	177,809
180,000	2.400	05/15/31(b)	160,515
344,000	5.100	01/15/44(b)	307,009
430,000	4.750	11/15/45(b)	359,025
368,000	4.550	04/01/46(b)	298,130
Norfolk Southern Corp.
100,000	4.550	06/01/53	84,036
340,000	3.155	05/15/55	216,959
150,000	5.950	03/15/64	153,541
Union Pacific Corp.
130,000	2.400	02/05/30	121,170
290,000	2.375	05/20/31	263,988
1,148,000	2.800	02/14/32	1,042,417
140,000	3.200	05/20/41	107,160
278,000	3.799	10/01/51	207,761
95,000	2.950	03/10/52	59,797
408,000	3.839	03/20/60	291,236
100,000	3.550	05/20/61	66,344
446,000	3.799	04/06/71	303,412
United Airlines, Inc. Pass-Through Trust, Series 2024-1, AA
1,160,557	5.450	02/15/37	1,181,020
United Parcel Service, Inc.
100,000	3.400	03/15/29	98,226
940,000	4.875	03/03/33	963,539
300,000	5.150	05/22/34	309,466
250,000	6.200	01/15/38	272,687
100,000	4.875	11/15/40	94,341
820,000	3.750	11/15/47	618,841

			12,079,020

Water – 0.0%
American Water Capital Corp.
160,000	4.000	12/01/46	127,938

Wireless – 3.4%
American Tower Corp.
556,000	3.375	10/15/26	550,386
200,000	2.750	01/15/27	196,012
361,000	3.800	08/15/29	353,760
80,000	2.900	01/15/30	75,182
300,000	1.875	10/15/30	264,224
470,000	5.900	11/15/33	499,400
251,000	3.100	06/15/50	162,770
AT&T, Inc.
551,000	3.800	02/15/27	548,306
210,000	4.250	03/01/27	210,361
282,000	2.300	06/01/27	273,041
912,000	4.350	03/01/29	915,465
1,139,000	4.300	02/15/30	1,141,037
910,000	2.550	12/01/33	765,438
384,000	5.400	02/15/34	395,902
379,000	4.500	05/15/35	362,384
140,000	4.850	03/01/39	132,996
310,000	4.350	06/15/45	257,473
293,000	4.500	03/09/48	242,718
225,000	4.550	03/09/49	186,119
538,000	3.650	06/01/51	375,260

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Wireless – (continued)
AT&T, Inc. – (continued)
$130,000	3.300%	02/01/52	$84,066
803,000	3.500	09/15/53	537,425
763,000	3.550	09/15/55	510,012
530,000	3.800	12/01/57	366,448
617,000	3.650	09/15/59	410,513
192,000	3.850	06/01/60	132,720
Crown Castle, Inc.
260,000	3.800	02/15/28	257,199
T-Mobile USA, Inc.
378,000	3.750	04/15/27	375,909
62,000	2.625	02/15/29	58,816
992,000	2.550	02/15/31	900,302
176,000	2.875	02/15/31	161,908
400,000	5.050	07/15/33	403,819
748,000	5.750	01/15/34	786,531
368,000	4.375	04/15/40	327,260
444,000	3.000	02/15/41	324,501
416,000	4.500	04/15/50	341,477
256,000	3.300	02/15/51	169,336
345,000	3.400	10/15/52	229,338
200,000	5.650	01/15/53	192,403
468,000	5.750	01/15/54	456,010
400,000	3.600	11/15/60	262,217
200,000	5.800	09/15/62	195,061
Verizon Communications, Inc.
559,000	4.125	03/16/27	559,930
561,000	4.016	12/03/29	556,258
284,000	3.150	03/22/30	271,398
236,000	1.500	09/18/30	206,077
85,000	1.680	10/30/30	74,665
110,000	7.750	12/01/30	127,118
670,000	2.550	03/21/31	607,967
553,000	5.050	05/09/33	563,939
748,000	4.400	11/01/34	715,898
220,000	4.272	01/15/36	205,712
445,000	5.250	03/16/37	446,897
430,000	2.650	11/20/40	304,874
610,000	3.400	03/22/41	474,614
60,000	6.550	09/15/43	65,930
110,000	4.125	08/15/46	87,802
514,000	4.862	08/21/46	458,994
377,000	4.522	09/15/48	315,846
364,000	2.875	11/20/50	226,959
609,000	3.550	03/22/51	435,725
130,000	2.987	10/30/56	77,997
259,000	3.000	11/20/60	151,526
519,000	3.700	03/22/61	358,843

			22,686,474

TOTAL CORPORATE OBLIGATIONS (Cost $573,055,246)			551,067,001

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – 16.2%

Banks – 9.1%
Banco Bilbao Vizcaya Argentaria SA (Spain)
(US 1 Year CMT T-Note + 2.700%)
$600,000	6.138%	09/14/28(a)	$620,965
(US 1 Year CMT T-Note + 1.950%)
100,000	6.033	03/13/35(a)	104,861
Banco Santander SA (Spain)
1,000,000	4.250	04/11/27	999,869
2,000,000	5.294	08/18/27	2,038,373
310,000	4.379	04/12/28	311,216
600,000	6.607	11/07/28	642,452
325,000	3.490	05/28/30	314,187
(US 1 Year CMT T-Note + 0.900%)
200,000	1.722	09/14/27(a)	194,686
(US 1 Year CMT T-Note + 2.000%)
200,000	4.175	03/24/28(a)	200,248
(US 1 Year CMT T-Note + 1.600%)
336,000	3.225	11/22/32(a)	305,352
Bank of Montreal (Canada)
94,000	5.266	12/11/26	95,298
632,000	5.203	02/01/28	648,238
219,000	5.717	09/25/28	229,170
(SOFR + 1.250%)
310,000	4.640	09/10/30(a)	314,463
(5 Year USD Swap + 1.432%)
424,000	3.803	12/15/32(a)	416,263
(US 5 Year CMT T-Note + 1.400%)
710,000	3.088	01/10/37(a)	625,361
Bank of Nova Scotia (The) (Canada)
80,000	1.950	02/02/27	77,808
684,000	4.850	02/01/30	700,421
530,000	2.450	02/02/32	466,880
490,000	5.650	02/01/34	517,610
Barclays PLC (United Kingdom)
(3M USD LIBOR + 3.054%)
600,000	5.088	06/20/30(a)	609,184
(US 1 Year CMT T-Note + 1.900%)
1,000,000	2.645	06/24/31(a)	917,827
(US 1 Year CMT T-Note + 1.200%)
1,000,000	2.667	03/10/32(a)	902,931
(US 1 Year CMT T-Note + 1.300%)
1,000,000	2.894	11/24/32(a)	894,135
(US 5 Year CMT T-Note + 2.900%)
500,000	3.564	09/23/35(a)	468,606
Canadian Imperial Bank of Commerce (Canada)
100,000	5.001	04/28/28	102,398
930,000	3.600	04/07/32	876,585
Cooperatieve Rabobank UA (Netherlands)
94,000	5.250	05/24/41	92,761

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
Cooperatieve Rabobank UA (Netherlands) – (continued)
$250,000	5.750%	12/01/43	$251,430
485,000	5.250	08/04/45	454,907
Deutsche Bank AG (Germany)
(SOFR + 1.219%)
900,000	2.311	11/16/27(a)	877,208
(SOFR + 1.318%)
664,000	2.552	01/07/28(a)	648,011
1,740,000	5.414	05/10/29	1,812,367
(SOFR + 3.043%)
410,000	3.547	09/18/31(a)	388,302
(SOFR + 2.257%)
480,000	3.742	01/07/33(a)	439,342
HSBC Holdings PLC (United Kingdom)
(TSFR3M + 1.808%)
1,005,000	4.041	03/13/28(a)	1,001,342
(SOFR + 1.060%)
570,000	5.597	05/17/28(a)	581,930
(SOFR + 2.610%)
710,000	5.210	08/11/28(a)	721,234
(SOFR + 1.732%)
200,000	2.013	09/22/28(a)	190,749
(SOFR + 3.350%)
290,000	7.390	11/03/28(a)	308,547
(TSFR3M + 1.872%)
771,000	3.973	05/22/30(a)	759,457
(SOFR + 1.187%)
500,000	2.804	05/24/32(a)	452,509
(SOFR + 2.530%)
580,000	4.762	03/29/33(a)	571,735
(SOFR + 2.870%)
502,000	5.402	08/11/33(a)	519,555
(SOFR + 2.390%)
1,420,000	6.254	03/09/34(a)	1,534,072
(SOFR + 1.780%)
300,000	5.719	03/04/35(a)	314,370
91,000	6.100	01/14/42	97,136
(SOFR + 2.650%)
400,000	6.332	03/09/44(a)	428,023
HSBC Holdings PLC (United Kingdom)
510,000	6.500	05/02/36	545,843
878,000	6.500	09/15/37	934,447
ING Groep NV (Netherlands)
(SOFR + 1.440%)
326,000	5.335	03/19/30(a)	336,551
(SOFR + 1.610%)
785,000	5.525	03/25/36(a)	802,086
Lloyds Banking Group PLC (United Kingdom)
1,404,000	3.750	01/11/27	1,395,508
940,000	4.375	03/22/28	944,189
200,000	5.300	12/01/45	186,861
490,000	4.344	01/09/48	396,227
(3M USD LIBOR + 1.205%)
1,420,000	3.574	11/07/28(a)	1,399,434
Mitsubishi UFJ Financial Group, Inc. (Japan)
95,000	3.961	03/02/28	94,826
94,000	3.741	03/07/29	92,942

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
(US 1 Year CMT T-Note + 1.380%)
$1,800,000	5.422%	02/22/29(a)	$1,853,882
(US 1 Year CMT T-Note + 0.950%)
200,000	2.309	07/20/32(a)	177,239
(US 1 Year CMT T-Note + 1.100%)
500,000	2.852	01/19/33(a)	449,077
(US 1 Year CMT T-Note + 2.125%)
200,000	5.133	07/20/33(a)	204,791
(US 1 Year CMT T-Note + 1.630%)
800,000	5.441	02/22/34(a)	831,857
Mizuho Financial Group, Inc. (Japan)
(TSFR3M + 1.532%)
580,000	1.979	09/08/31(a)	515,435
390,000	2.564	09/13/31	344,488
(US 1 Year CMT T-Note + 2.400%)
940,000	5.669	09/13/33(a)	988,328
(US 1 Year CMT T-Note + 1.300%)
1,120,000	5.579	05/26/35(a)	1,162,386
National Australia Bank Ltd. (Australia)
1,150,000	5.087	06/11/27	1,172,523
National Bank of Canada (Canada)
2,540,000	4.500	10/10/29	2,558,095
NatWest Group PLC (United Kingdom)
(3M USD LIBOR + 1.905%)
420,000	5.076	01/27/30(a)	429,167
(US 5 Year CMT T-Note + 2.350%)
370,000	3.032	11/28/35(a)	338,095
Royal Bank of Canada (Canada)
524,000	3.625	05/04/27	521,232
Royal Bank of Canada, GMTN (Canada)
236,000	1.400	11/02/26	228,990
405,000	4.240	08/03/27	407,791
744,000	4.900	01/12/28	759,799
792,000	4.950	02/01/29	823,159
142,000	2.300	11/03/31	126,476
300,000	5.000	02/01/33	307,221
300,000	5.000	05/02/33	307,312
(SOFRINDX + 0.720%)
456,000	4.510	10/18/27(a)	457,261
Santander UK Group Holdings PLC (United Kingdom)
(3M USD LIBOR + 1.400%)
1,260,000	3.823	11/03/28(a)	1,246,344
Sumitomo Mitsui Financial Group, Inc. (Japan)
829,000	1.402	09/17/26	805,618
207,000	3.446	01/11/27	205,303
390,000	5.716	09/14/28	407,083
300,000	1.902	09/17/28	280,832
1,540,000	5.316	07/09/29	1,595,712
300,000	5.424	07/09/31	313,931
2,060,000	5.808	09/14/33	2,210,647

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
UBS AG (Switzerland)
$300,000	5.000%	07/09/27	$305,801
200,000	4.500	06/26/48	173,613
UBS Group AG (Switzerland)
(SOFR + 3.730%)
2,940,000	4.194	04/01/31(a)(b)	2,913,496
Westpac Banking Corp. (Australia)
(US 1 Year CMT T-Note + 2.680%)
140,000	5.405	08/10/33(a)	143,138
270,000	6.820	11/17/33	300,560
(US 5 Year CMT T-Note + 1.750%)
500,000	2.668	11/15/35(a)	447,374
Westpac Banking Corp., GMTN (Australia)
5 Year USD Swap + 2.236%
640,000	4.322	11/23/31(a)	637,240

			61,120,584

Beverages – 0.2%
Coca-Cola Femsa SAB de CV (Mexico)
750,000	2.750	01/22/30	706,644
330,000	5.250	11/26/43	317,579
Fomento Economico Mexicano SAB de CV (Mexico)
630,000	3.500	01/16/50	453,532

			1,477,755

Brokerage – 0.4%
Nomura Holdings, Inc. (Japan)
300,000	1.653	07/14/26	293,283
300,000	2.172	07/14/28	283,562
300,000	2.679	07/16/30	275,609
550,000	2.608	07/14/31	493,733
576,000	2.999	01/22/32	519,244
1,007,000	5.783	07/03/34	1,057,239

			2,922,670

Consumer Noncyclical – 1.4%
Astrazeneca Finance LLC (United Kingdom)
356,000	4.875	03/03/28	364,367
200,000	1.750	05/28/28	189,477
1,000,000	4.850	02/26/29	1,026,158
300,000	2.250	05/28/31	271,581
AstraZeneca PLC (United Kingdom)
888,000	4.000	01/17/29	889,212
440,000	6.450	09/15/37	496,653
200,000	4.375	08/17/48	172,321
94,000	3.000	05/28/51	62,594
BAT Capital Corp. (United Kingdom)
500,000	6.343	08/02/30	539,971
1,314,000	4.390	08/15/37	1,186,665
Bayer U.S. Finance II LLC (Germany)
421,000	4.650	11/15/43(b)	334,811
392,000	4.700	07/15/64(b)	292,670
GlaxoSmithKline Capital PLC (United Kingdom)
314,000	3.375	06/01/29	306,410
GlaxoSmithKline Capital, Inc. (United Kingdom)
362,000	3.875	05/15/28	362,071
759,000	6.375	05/15/38	845,935

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Consumer Noncyclical – (continued)
Reynolds American, Inc. (United Kingdom)
$800,000	5.700%	08/15/35	$822,535
134,000	5.850	08/15/45	129,234
Takeda Pharmaceutical Co. Ltd. (Japan)
1,865,000	3.025	07/09/40	1,407,507

			9,700,172

Consumer Products – 0.3%
Unilever Capital Corp. (United Kingdom)
100,000	2.900	05/05/27	98,482
300,000	4.250	08/12/27	301,968
500,000	3.500	03/22/28	495,563
700,000	2.125	09/06/29	651,542
200,000	1.750	08/12/31	175,271
100,000	5.900	11/15/32	109,057
250,000	5.000	12/08/33	259,098

			2,090,981

Energy – 1.0%
Canadian Natural Resources Ltd. (Canada)
299,000	3.850	06/01/27	296,906
300,000	6.250	03/15/38	314,788
Canadian Natural Resources Ltd., GMTN (Canada)
364,000	4.950	06/01/47	314,283
Enbridge, Inc. (Canada)
200,000	5.900	11/15/26	203,715
200,000	6.000	11/15/28	210,512
484,000	3.125	11/15/29	461,947
170,000	6.200	11/15/30	183,349
400,000	2.500	08/01/33	337,505
260,000	3.400	08/01/51	171,911
(TSFR3M + 3.680%)
130,000	5.500	07/15/77(a)	130,162
(TSFR3M + 3.903%)
480,000	6.250	03/01/78(a)	486,000
TotalEnergies Capital International SA (France)
158,000	2.829	01/10/30	150,831
210,000	2.986	06/29/41	155,664
144,000	3.461	07/12/49	101,308
322,000	3.127	05/29/50	211,912
307,000	3.386	06/29/60	198,757
TotalEnergies Capital SA (France)
96,000	3.883	10/11/28	95,990
611,000	5.150	04/05/34	629,454
540,000	5.488	04/05/54	513,983
TransCanada PipeLines Ltd. (Canada)
366,000	6.200	10/15/37	386,930
602,000	7.625	01/15/39	708,827
150,000	5.100	03/15/49	134,648

			6,399,382

Financial Company – 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
952,000	2.450	10/29/26	933,726
300,000	3.000	10/29/28	289,245
200,000	5.100	01/19/29	204,876
632,000	3.300	01/30/32	580,506
300,000	3.400	10/29/33	266,716
480,000	3.850	10/29/41	387,842

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Financial Company – (continued)
(US 5 Year CMT T-Note + 2.720%)
$689,000	6.950%	03/10/55(a)	$720,906
Brookfield Finance, Inc. (Canada)
642,000	3.900	01/25/28	637,144
120,000	4.850	03/29/29	122,053
719,000	4.350	04/15/30	717,947
237,000	4.700	09/20/47	203,931
100,000	3.500	03/30/51	68,999
ORIX Corp. (Japan)
1,794,000	4.650	09/10/29	1,819,520

			6,953,411

Food and Beverage – 0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
772,000	4.700	02/01/36	754,702
1,845,000	4.900	02/01/46	1,682,825
Anheuser-Busch InBev Finance, Inc. (Belgium)
532,000	4.900	02/01/46	485,237
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
155,000	4.900	01/23/31	160,474
340,000	5.450	01/23/39	347,039
244,000	4.950	01/15/42	229,858
262,000	4.439	10/06/48	220,768
524,000	5.550	01/23/49	514,686
439,000	5.800	01/23/59	443,125

			4,838,714

Forest Products & Paper – 0.1%
Suzano Austria GmbH (Brazil)
354,000	6.000	01/15/29	364,883
Suzano Austria GmbH, Series DM3N (Brazil)
188,000	3.125	01/15/32	166,265

			531,148

Insurance – 0.1%
AXA SA (France)
410,000	8.600	12/15/30	490,027

Internet – 0.3%
Alibaba Group Holding Ltd. (China)
400,000	2.700	02/09/41	290,222
400,000	4.400	12/06/57	331,056
500,000	3.250	02/09/61	322,171
Baidu, Inc. (China)
490,000	4.875	11/14/28	501,741
560,000	3.425	04/07/30	542,737

			1,987,927

Lodging – 0.1%
Sands China Ltd. (Macau)
740,000	5.400	08/08/28	754,271

Metals and Mining – 0.4%
BHP Billiton Finance USA Ltd. (Australia)
1,481,000	5.000	02/21/30	1,530,696
1,051,000	5.500	09/08/53	1,041,306
Rio Tinto Finance USA Ltd. (Australia)
160,000	2.750	11/02/51	97,600

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Metals and Mining – (continued)
Rio Tinto Finance USA PLC (Australia)
$160,000	4.125%	08/21/42	$136,098

			2,805,700

Mining – 0.4%
Barrick North America Finance LLC (Canada)
100,000	7.500	09/15/38	117,345
634,000	5.750	05/01/43	644,254
Southern Copper Corp. (Mexico)
784,000	7.500	07/27/35	909,655
171,000	6.750	04/16/40	188,631
76,000	5.250	11/08/42	71,444
86,000	5.875	04/23/45	86,531
Vale Canada Ltd. (Brazil)
100,000	7.200	09/15/32	109,897
Vale Overseas Ltd. (Brazil)
372,000	6.400	06/28/54	370,030

			2,497,787

Natural Gas – 0.1%
South Bow USA Infrastructure Holdings LLC (Canada)
400,000	5.026	10/01/29	403,971

Semiconductors – 0.1%
TSMC Arizona Corp. (Taiwan)
350,000	2.500	10/25/31	318,132
450,000	3.125	10/25/41	354,419

			672,551

Technology – 0.2%
NXP BV / NXP Funding LLC / NXP USA, Inc. (Netherlands)
470,000	4.300	06/18/29	469,836
226,000	3.400	05/01/30	216,584
263,000	2.500	05/11/31	235,896
285,000	5.000	01/15/33	286,070

			1,208,386

Transportation – 0.1%
Canadian Pacific Railway Co. (Canada)
640,000	2.450	12/02/31	570,751
400,000	6.125	09/15/15	401,886

			972,637

Wireless – 0.1%
Rogers Communications, Inc. (Canada)
380,000	5.300	02/15/34	383,429
Vodafone Group PLC (United Kingdom)
200,000	4.875	06/19/49	174,360

			557,789

Wirelines – 0.1%
Telefonica Emisiones SA (Spain)
840,000	4.665	03/06/38	763,465

TOTAL FOREIGN CORPORATE DEBT (Cost $109,843,704)			109,149,328

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Shares	Dividend Rate	Value

Investment Company – 0.7%(d)
Goldman Sachs Financial Square Government Fund - Institutional Shares
4,852,256	4.154%	$4,852,256
(Cost $4,852,256)

TOTAL INVESTMENTS – 98.6% (Cost $687,751,206)		$665,068,585

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		9,428,481

NET ASSETS – 100.0%		$674,497,066

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2025.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
TSFR	—Term Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACCESS MUNICIPAL BOND ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 98.7%

Alabama - 1.5%
Alabama Public School and College Authority Tax Exempt Capital Improvement and RB, Series 2020-A (Aa1/AA)
$30,000	5.000%		11/01/2034	$32,559
Alabama Public School and College Authority Tax Exempt Capital Improvement and RB, Series 2020-A (Aa1/AA)
30,000	5.000		11/01/2035	32,272
25,000	4.000		11/01/2036	25,012
Southeast Energy Authority, A Cooperative District Energy Supply RB Series 2025C (Aa1/NR)
30,000	5.000	(a)(b)	05/01/2055	31,967
The Black Belt Energy Gas District Gas Supply RB, Series 2023B (Aa1/NR)
30,000	5.250	(a)(b)	12/01/2053	32,386

				154,196

Arizona - 1.3%
Arizona Board of Regents University of Arizona System Revenue Refunding Bonds Series 2016 (Aa3/AA-)
30,000	3.000		06/01/2034	28,203
50,000	3.000		06/01/2035	46,307
City of Mesa Utility Systems Revenue Refunding Bonds Series 2019C (Aa2/AA-)
20,000	5.000		07/01/2034	21,248
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (A3/ BBB+)
30,000	5.000		12/01/2037	31,384

				127,142

Arkansas - 0.3%
City of Fort Smith Water and Sewer Refunding and Construction RB Series 2018 (NR/A)
30,000	5.000		10/01/2030	31,778

California - 19.5%
Anaheim Lease RB Anaheim Public Improvement Project 1997 (AGM) (A1/AA)
50,000	0.000	(c)	09/01/2032	39,764
California Community Choice Financing Authority Clean Energy Project RB Series 2021B-1 (Green Bonds) (A1/NR)
30,000	4.000	(a)(b)	02/01/2052	30,144
California Community Choice Financing Authority Clean Energy Project RB Series 2024D (Aa1/NR)
40,000	5.000	(a)(b)	02/01/2055	43,090
California Educational Facilities Authority Stanford University RB Series U-2 (Aaa/AAA)
90,000	5.000		10/01/2032	105,041
California Health Facilities Financing Authority RB Adventist Health System/West Series 2013A (NR/BBB+)
50,000	4.000		03/01/2033	49,618
California Health Facilities Financing Authority, Refunding RB (Cedars-Sinai Medical Center) Series 2015 (Aa3/NR)
30,000	3.500		11/15/2034	29,575
California Infrastructure and Economic Development Bank California Clean Water and Drinking Water State Revolving Fund RB Series 2024 (Aaa/AAA)
30,000	5.000		10/01/2033	35,205
40,000	5.000		10/01/2035	45,871

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City of Los Angeles Department of Water and Power Water System RB 2017 Series A (Aa2/AA-)
$30,000	5.000%		07/01/2033	$30,603
County of Santa Clara GO Bonds (Election of 2008) 2013 Series B3 (NR/AAA)
50,000	3.250		08/01/2035	47,569
Department of Water and Power of the City of Los Angeles Power System RB 2024 Series E (Aa2/A)
40,000	5.000		07/01/2033	44,777
Department of Water and Power of the City of Los Angeles RB Series 2018 D (Aa2/A)
50,000	5.000		07/01/2033	55,971
30,000	5.000		07/01/2034	31,008
Infrastructure and Economic Development Bank, California Clean Water and Drinking Water State Revolving Fund RB Breen Bond Series 2023 (Aaa/AAA)
30,000	5.000		10/01/2028	32,726
Long Beach California Bond Financial Authority Natural Gas Pure RB 2007A (A1/A-)
35,000	5.500		11/15/2037	38,611
Los Angeles County Metropolitan Transportation Authority Measure R Senior Sales Tax RB 2021-A (Aa1/AAA)
30,000	5.000		06/01/2029	33,269
Los Angeles County Metropolitan Transportation Authority Measure R Senior Sales Tax RB Series 2021-A (Aa1/AAA)
40,000	4.000		06/01/2034	41,651
Los Angeles County Public Works Financing Authority Lease RB 2021 Series F Green Bonds (Aa2/AA+)
30,000	5.000		12/01/2034	33,309
Los Angeles Unified School District 2019 GO Refunding Bond Series A (Aa2/NR)
40,000	3.000		01/01/2034	38,477
Marin Healthcare District Marin County California GO Bonds Election of 2013 Series 2017A (Aa2/NR)
30,000	3.000		08/01/2037	26,714
Metropolitan Water District of Southern California Subordinate Water Revenue Refunding Bonds, 2020 Series A (NR/AA+)
30,000	4.000		07/01/2029	31,935
M-S-R Energy Authority Gas RB Series 2009 B (NR/BBB+)
40,000	6.500		11/01/2039	47,545
San Bernadino Community College District, San Bernardino and Riverside Counties Election of 2002 GO Bonds Series D (Aa1/ AA)
50,000	0.000	(c)	08/01/2032	40,598
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (Aa2/AA-)
50,000	0.000	(c)	07/01/2031	42,124
San Francisco Bay Area Rapid Transit District GO Bonds Election of 2016 2017 Series A-1 Green Bonds (Aa1/AA-)
30,000	5.000		08/01/2031	31,418
25,000	4.000		08/01/2036	25,141
San Francisco Unified School District California GO Bonds Proposition A Election of 2006 Series F 2015 and Proposition A Election of 2011 Series C 2015 (A1/AA-)
40,000	3.500		06/15/2035	38,628
San Jose Evergreen California Community College District GO Bonds Election of 2004 B (AGM) (Aaa/AA+)
50,000	0.000	(c)	09/01/2031	42,405

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS MUNICIPAL BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Santa Clara County Financing Authority California Refunding Lease RB Multiple Facilities Projects 2016 Series Q (NR/ AA+)
$50,000	3.000%		05/15/2035	$46,256
Santa Clara Unified School District Election of 2014 GO Bonds Series 2019 (Aaa/AAA)
30,000	3.000		07/01/2033	29,612
Southern California Public Power Authority and Transmission System Renewal Project RB 2023-1 (Aa2/NR)
50,000	5.000		07/01/2034	55,509
State of California Department of Water Resources and Water System Central Valley Project RB Series AX (Aa1/AAA)
35,000	5.000		12/01/2030	36,947
State of California GO Various Purpose Bonds (Aa2/AA-)
30,000	5.000		03/01/2030	33,459
70,000	5.000		11/01/2031	77,816
30,000	5.000		11/01/2032	32,041
30,000	5.000		03/01/2034	32,519
State of California GO Various Purpose Refunding Bonds (Aa2/ AA-)
30,000	5.000		11/01/2030	31,666
50,000	5.000		11/01/2032	57,444
40,000	4.000		11/01/2034	40,509
State of California Tax Exempt Various Purpose GO Refunding Bonds (Aa2/AA-)
20,000	5.000		10/01/2028	21,711
State of California Tax Exempt Various Purpose GO Refunding Bonds Bid Group B (Aa2/AA-)
70,000	3.375		09/01/2033	69,569
The Regents of The University of California General RB Series 2024 BV (Aa2/AA)
40,000	5.000		05/15/2036	44,881
The Regents of the University of California General Revenue Bonds 2017 Series AY (Aa2/AA)
30,000	5.000		05/15/2032	31,189
The Regents of the University of California General Revenue Bonds 2017 Series Bv (Aa2/AA)
50,000	5.000		05/15/2033	58,098
The Regents of the University of California Limited Project RB 2022 Series S (Aa3/AA-)
40,000	5.000		05/15/2029	44,283
The Regents of the University of California Limited Project RB 2022 Series S Forward Delivery (Aa3/AA-)
25,000	5.000		05/15/2031	28,618
WM S Hart High School District GO Bonds Election 2001 2005 B (AGM) (Aa2/AA)
30,000	0.000	(c)	09/01/2029	27,145

				1,932,059

Colorado - 1.9%
Colorado Health Facilities Authority Hospital RB Series 2015 (NR/A-)
30,000	5.000		01/15/2035	30,152
Colorado Health Facilities Authority RB for Commonspirit Health Series 2024A (A3/A-)
50,000	5.000		12/01/2034	54,652
Colorado Health Facilities Authority RB Series 2019A (NR/A+)
30,000	5.000		11/01/2034	31,480

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Joint School District No. 28J In Adams and Arapahoe Counties Colorado GO Bonds Series 2025 (ST AID WITHHLDG) (Aa1/AA)
$30,000	5.500%	12/01/2040	$33,568
State of Colorado Building Excellent Schools Today Certificates of Participation Tax-Exempt Series 2019O (Aa2/AA-)
40,000	4.000	03/15/2039	38,872

			188,724

Connecticut - 1.6%
Connecticut State Health & Educational Facilities Authority RB Quinnipiac University Issue Series L (A3/A-)
25,000	5.000	07/01/2032	25,012
State of Connecticut GO Bonds (Aa3/AA-)
30,000	5.000	11/15/2030	30,139
30,000	5.000	11/15/2032	30,107
State of Connecticut GO Bonds 2024 Series B (Social Bonds) (Aa3/AA-)
40,000	5.000	01/15/2038	43,690
State of Connecticut Tax Exempt GO Bonds 2018 Series E (Aa3/ AA-)
30,000	5.000	09/15/2034	31,492

			160,440

Delaware - 0.3%
The State of Delaware GO Refunding Bonds Series 2017A (Aaa/ AAA)
27,000	5.000	01/01/2028	28,718

District of Columbia - 2.8%
District of Columbia Washington D.C. General Obligation Bonds Series 2024A (Aa1/AA+)
40,000	5.000	08/01/2036	44,393
District of Columbia Washington D.C. GO Bonds Series 2017D (Aa1/AA+)
40,000	4.000	06/01/2033	40,403
District of Columbia Washington D.C. GO Bonds Series 2021D (Aa1/AA+)
30,000	5.000	02/01/2029	32,637
District of Columbia Washington D.C. Income Tax Secured RB Series 2019A Tax Exempt (Aa1/AAA)
30,000	5.000	03/01/2030	32,797
District of Columbia Washington D.C. Income Tax Secured Revenue and Refunding Bonds Series 2025A (Tax-Exempt) (Aa1/AAA)
50,000	5.000	06/01/2039	54,099
Washington Metropolitan Area Transit Authority Second Lien Dedicated RB Series 2023A (NR/AA)
70,000	5.000	07/15/2041	73,013

			277,342

Florida - 4.6%
Central Florida Expressway Authority Senior Lien Refunding RB Series 2017 (BAM) (Aa3/AA)
80,000	3.250	07/01/2039	71,033
City of Cape Coral Fl Water and Sewer Refunding RB Series 2017 (A1/A+)
20,000	5.000	10/01/2032	20,698

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACCESS MUNICIPAL BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
City of Jacksonville Transportation RB Refunding Series 2015 (Aa2/AA-)
$30,000	3.000%	10/01/2031	$29,889
City of Lakeland Energy System Refunding RB Series 2016 (Aa3/ AA)
40,000	2.500	10/01/2027	39,638
Florida Housing Finance Corporation Homeowner Mortgage RB 2021 Series 1 Non-AMT (Social Bonds) (GNMA/FNMA/ FHLMC) (Aaa/NR)
30,000	1.800	07/01/2036	22,166
Florida State Board of Education Public Education Capital Outlay Refunding Bonds 2019 Series C (Aaa/AAA)
30,000	5.000	06/01/2031	32,471
JEA Water and Sewer System RB 2017 Series A (Aa1/AA+)
40,000	3.250	10/01/2036	37,250
Miami-Dade County Florida Transit System Sales Surtax Revenue Refunding Bonds Series 2019 (NR/AA)
25,000	3.000	07/01/2038	21,487
Miami-Dade County Florida Water and Sewer System Revenue Refunding Bonds Series 2017B (Aa3/AA)
30,000	4.000	10/01/2037	29,672
Orlando Utilities Commission Utility System RB Series 2018A (Aa2/AA)
30,000	5.000	10/01/2032	31,220
Reedy Creek Improvement District Florida Ad Valorem Tax Bonds Series 2017A (Aa3/AA-)
20,000	5.000	06/01/2030	20,778
State of Florida Full Faith and Credit State Board of Education Public Education Capital Outlay Refunding Bonds 2022 Series B Forward Delivery (Aaa/AAA)
30,000	5.000	06/01/2028	32,187
Tampa Bay Water, Florida Utility System Revenue Refunding & Improvement Revenue Bonds 2001 A (NATL) (Aa1/AA+)
30,000	6.000	10/01/2029	33,637
The School Board of Miami-Dade County Florida Certificates of Participation Series 2015D (A1/A+)
35,000	4.000	02/01/2032	35,151

			457,277

Georgia - 0.7%
Forsyth County School District Georgia GO Bonds Series 2020 (Aaa/AAA)
30,000	5.000	02/01/2030	33,345
State of Georgia GO Bonds Series 2015A (Aaa/AAA)
35,000	4.000	02/01/2033	35,004

			68,349

Hawaii - 1.3%
City and County of Honolulu GO Bonds Series 2018A Tax Exempt (Aa2/NR)
30,000	5.000	09/01/2029	32,203
City and County of Honolulu GO Tax Exempt Refunding Bonds Series 2017D (Aa2/NR)
30,000	5.000	09/01/2033	31,118
City and County of Honolulu Transit Improvements GO Series E (Aa2/NR)
30,000	5.000	03/01/2029	32,673

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Hawaii – (continued)
State of Hawaii GO Bonds of 2018 Series FT (Aa2/AA+)
$30,000	5.000%		01/01/2034	$31,281

				127,275

Illinois - 4.3%
City of Chicago GO Bonds Series 2019A (NR/BBB)
40,000	5.000		01/01/2039	39,344
40,000	5.000		01/01/2040	38,582
Illinois Community College District No. 512 GO Bonds Series 2020 (Aaa/NR)
40,000	4.000		12/15/2029	41,573
Illinois Finance Authority RB for The University of Chicago, Series 2021A (Forward Delivery) (Aa2/AA-)
20,000	5.000		10/01/2032	22,483
Illinois Finance Authority RB Rush University Medical Center Obligated Group Series 2015A (A1/A+)
30,000	5.000		11/15/2029	30,025
30,000	5.000		11/15/2034	30,005
Illinois St GO Bonds October 2020 B (A3/A-)
40,000	4.000		10/01/2032	40,774
20,000	4.000		10/01/2034	19,955
Regional Transportation Authority GO Bonds 2004A (AGM) (Aa3/ AA)
30,000	5.750		06/01/2029	32,868
Sales Tax Securitization Corp. Sales Tax Securitization Bonds Series 2023A Social Bonds (NR/A+)
20,000	3.000		01/01/2027	20,043
State of Illinois GO Bonds Refunding Series October 2024 (A3/A-)
50,000	5.000		02/01/2034	55,309
State of Illinois GO Bonds, Series May 2023B (A3/A-)
50,000	5.000		05/01/2034	54,180

				425,141

Indiana - 2.2%
Allen County, Indiana Building Corporation Indiana Lease Rental RB Series 2024 (ST INTERCEPT) (Aa2/NR) (NR)
80,000	5.000		07/15/2041	83,750
City of Carmel Redevelopment Authority Indiana Ad Valorem Property Tax Lease Rental Bonds Series 2024B (NR/AA)
60,000	4.000		07/15/2041	54,893
Indiana Finance Authority State Revolving Fund Program Bonds Series 2024A (NR/AAA)
50,000	5.000		02/01/2039	53,773
Indiana Revenues Special Program Carmel Jr Waterworks Project Series 2008 B (AGM) (A1/AA)
30,000	0.000	(c)	06/01/2031	25,272

				217,688

Iowa - 1.0%
Board of Regents State of Iowa Hospital Revenue Refunding Bonds Series S.U.I. 2022C University of Iowa Hospitals and Clinics (Aa2/AA)
30,000	5.000		09/01/2028	32,224
Iowa Finance Authority State Revolving Fund RB Series 2017 Green Bonds (Aaa/AAA)
30,000	5.000		08/01/2027	31,505
30,000	5.000		08/01/2030	31,342

				95,071

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS MUNICIPAL BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Kentucky - 0.3%
Commonwealth of Kentucky State Property and Buildings Commission RB Project No. 132 Series A (Aa3/NR)
$30,000	5.000%	04/01/2036	$33,246

Louisiana - 0.6%
City of Shreveport, Louisiana Water & Sewer RB Junior Lien Series 2018C (BAM) (Baa3/AA)
20,000	5.000	12/01/2026	20,521
Louisiana Public Facilities Authority Revenue Reference RB Ochsner Clinic Foundation 2016 (A3/A)
40,000	4.000	05/15/2041	36,083

			56,604

Maryland - 2.0%
Montgomery County GO Consolidated Public Improvement Bonds Series 2020 A (Aaa/AAA)
30,000	4.000	08/01/2031	31,590
State of Maryland GO Bonds State and Local Facilities Loan of 2019 First Series Tax Exempt Bonds Bidding Group 1 (Aa1/ AAA)
30,000	5.000	03/15/2027	31,233
State of Maryland GO Bonds State and Local Facilities Loan of 2020 Second Series A Tax Exempt Bonds Bidding Group 2 (Aa1/AAA)
30,000	5.000	08/01/2032	32,991
State of Maryland GO Bonds State and Local Facilities Loan of 2020 Second Series A Tax Exempt Bonds Second Series A Bidding Group 1 Bonds (Aa1/AAA)
30,000	5.000	08/01/2028	32,323
35,000	5.000	08/01/2030	39,125
Washington Suburban Sanitary District Maryland Consolidated Public Improvement Refunding Bonds of 2020 Montgomery and Prince George’s Counties Maryland (CNTY GTD) (Aaa/ AAA)
30,000	5.000	06/01/2030	33,509

			200,771

Massachusetts - 3.7%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2019 Series F (Aa1/AA+)
55,000	5.000	05/01/2029	60,182
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2024 Series B (Aa1/AA+)
40,000	5.000	05/01/2036	44,627
Commonwealth of Massachusetts GO Refunding Bonds 2018 Series C (Aa1/AA+)
20,000	5.000	09/01/2032	22,744
Massachusetts Bay Transn Authority Mass Sales Tax Revenue Sen Sales Tax Bonds A-1 (Aa2/AA+)
40,000	5.250	07/01/2034	46,984
Massachusetts Development Finance Agency RB Dana-Farber Cancer Institute Issue Series N 2016 (A1/A)
50,000	5.000	12/01/2041	50,252
Massachusetts Development Finance Agency RB, Northeastern University Issue, Series 2022 (A1/NR)
40,000	5.000	10/01/2035	43,927
Massachusetts Water Resources Authority General Revenue Refunding Green Bonds 2024 Series C (Aa1/AA+)
40,000	5.000	08/01/2034	46,294

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Massachusetts – (continued)
The Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2015 Series D (Aa1/AA+)
$50,000	3.000%		09/01/2032	$49,890

				364,900

Michigan - 0.8%
Michigan State Housing Development Authority Rental Housing RB 2019 Series A-1 Non-AMT (NR/AA+)
35,000	2.875		10/01/2034	31,191
State of Michigan GO Environmental Program Bonds Series 2018 Tax Exempt (Aa1/AA)
50,000	3.000		05/01/2030	50,108

				81,299

Minnesota - 1.0%
Minnesota Public Facilities Authority State Revolving Fund RB Series 2023A (Aaa/AAA)
50,000	5.000		03/01/2033	57,286
State of Minnesota GO State Various Purpose Bonds Series 2018A (Aaa/AAA)
40,000	5.000		08/01/2031	42,758

				100,044

Missouri - 0.4%
Health and Educational Facilities Authority of The State of Missouri Health Facilities RB Bjc Health System Series 2025A (Aa2/AA)
40,000	5.000		04/01/2036	44,662

Montana - 0.5%
City of Forsyth Rosebud County Montana Pollution Control Revenue Refunding Bonds Puget Sound Energy Project Series 2013A Non-AMT (NR/A-)
50,000	3.900	(a)	03/01/2031	50,004

Nevada - 0.9%
Clark County School District GO Limited Tax Building and Refunding Bonds Series 2017C (A1/AA-)
30,000	5.000		06/15/2027	31,403
30,000	5.000		06/15/2029	31,621
Clark County School District Nevada GO Limited Tax School Bonds Additionally Secured By Pledged Revenues Series 2015D (A1/AA-)
25,000	4.000		06/15/2032	25,046

				88,070

New Jersey - 2.6%
New Jersey Educational Facilities Authority Princeton University RB 2024 Series A-1 (Aaa/AAA)
40,000	5.000		03/01/2031	45,017
New Jersey Health Care Facilities Financing Authority RB Valley Health System Obligated Group Series 2019 (NR/A)
30,000	5.000		07/01/2032	32,125
New Jersey State Transportation Authority System Bonds Series 2006C (AMBAC) (A2/A)
25,000	0.000	(c)	12/15/2028	22,803
New Jersey State Transportation Authority System Bonds Series 2006C (AGM) (A1/AA)
20,000	0.000	(c)	12/15/2029	17,715

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACCESS MUNICIPAL BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A2/A)
$20,000	0.000	%(c)	12/15/2031	$16,248
30,000	0.000	(c)	12/15/2034	21,067
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (A2/A)
40,000	0.000	(c)	12/15/2027	37,584
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (A2/A)
40,000	0.000	(c)	12/15/2033	29,586
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2018 Series A (A2/A)
30,000	5.000		12/15/2029	32,305

				254,450

New York - 14.7%
Dormitory Authority of The State of New York New York Personal Income Tax RB General Purpose Series 2020A Bidding Group 2 Bonds Tax Exempt (Aa1/NR)
30,000	5.000		03/15/2032	32,911
Dormitory Authority of The State of New York New York State Personal Income Tax RB General Purpose Series 2020A Bidding Group 2 Bonds Tax Exempt (Aa1/NR)
30,000	5.000		03/15/2031	33,243
50,000	4.000		03/15/2034	50,527
Dormitory Authority of The State Of New York New York State Personal Income Tax RB General Purpose Series 2020A Bidding Group 2 Bonds Tax Exempt (Aa1/NR)
30,000	5.000		03/15/2033	32,600
Dormitory Authority of The State of New York School Districts RB Financing Program RB Series 2017B (AGM ST INTERCEPT) (Aa3/AA)
30,000	5.000		10/01/2028	31,549
30,000	5.000		10/01/2032	31,171
Dormitory Authority of The State of New York State Sales Tax RB Series 2018A (Aa1/AA+)
30,000	5.000		03/15/2028	32,102
Hudson Yards Infrastructure Corp. Hudson Yards RB Fiscal 2022 Series A Green Bonds (Aa2/AA)
20,000	5.000		02/15/2032	22,876
Hudson Yards Infrastructure Corporation Revenue Bonds Fiscal Green Bonds Series 2022 A (Aa2/AA)
30,000	4.000		02/15/2038	30,029
Long Island Power Authority Electric System RB Series C (AGC) (A2/AA)
30,000	5.250		09/01/2029	32,729
Metropolitan Transportation Authority Dedicated Tax Fund Refunding Green Bonds Subseries 2017B-2 (NR/AA)
25,000	3.125		11/15/2033	23,664
Metropolitan Transportation Authority New York Transportation RB Subseries 2021A-2 (A2/A)
70,000	4.000		11/15/2041	63,010
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A2/A)
30,000	5.000		11/15/2029	32,860
30,000	5.000		11/15/2033	32,371

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2017C-1 (A2/A)
$35,000	5.000%		11/15/2034	$36,368
30,000	3.250		11/15/2036	25,697
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds, Series 2017C-2, Capital Appreciation Bonds, Climate Bond Certified (A2/A)
30,000	0.000	(c)	11/15/2033	22,134
New York City Housing Development Corp. Multi-Family Housing RB 2017 Series G-1 Sustainable Neighborhood Bonds (Aa2/ AA+)
30,000	3.450		11/01/2037	27,511
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution RB Fiscal 2024 Subseries BB-2 (Aa1/AA+)
40,000	5.000		06/15/2035	45,824
New York City Transitional Finance Authority Building Aid RB Fiscal 2023 Series S-1 Subseries S-1A Tax Exempt Bonds (ST AID WITHHLDG) (Aa2/AA)
40,000	5.000		07/15/2030	44,374
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2001 Series C (Aa1/AAA)
30,000	5.000		02/01/2030	33,172
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2010 Subseries G-5 (Aa1/AAA)
30,000	5.000		05/01/2030	33,298
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2019 Series A Subseries A-1 (Aa1/ AAA)
30,000	5.000		08/01/2034	31,358
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2021 Series D Subseries D-1 Tax Exempt Bonds (Aa1/AAA)
30,000	5.000		11/01/2034	32,185
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2022 Series A Subseries A-1 Tax Exempt Bonds (Aa1/AAA)
30,000	5.000		11/01/2028	32,418
25,000	5.000		11/01/2034	27,155
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2022 Series A Subseries A-1 Tax- Exempt Bonds (Aa1/AAA)
40,000	5.000		11/01/2032	44,205
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2022 Series C Subseries C-1 Tax Exempt (Aa1/AAA)
20,000	5.000		02/01/2035	21,773
New York Convention Center Development Corp. RB for New York City Hotel Unit Fee Revenue Series 2015 (A2/NR)
30,000	5.000		11/15/2032	30,098
30,000	3.500		11/15/2034	29,162
New York State Dormitory Authority RB for Memorial Sloan-Kettering Cancer Center (NATL) (WR/NR)
50,000	0.000	(c)	07/01/2027	47,631
New York State Dormitory Authority Revenue Non State Supported Debt RB New York University 2015A (Aa2/AA-)
30,000	2.800		07/01/2027	30,001

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS MUNICIPAL BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)

New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revolving Funds RB New York City Municipal Water Finance Authority Projects - Second Resolution Bonds Series 2017 E Subordinated SRF Bonds (Aaa/AAA)

$20,000	5.000%	06/15/2030	$20,847
State of New York Mortgage Agency Homeowner Mortgage RB Series 225 (NON-AMT) (Aa1/NR)
60,000	2.000	10/01/2035	48,226
The City of New York GO Bonds Fiscal 2006 Series J (AGM) (Aa2/AA)
40,000	5.000	06/01/2034	45,211
The City of New York GO Bonds Fiscal 2013 Series E (Aa2/AA)
35,000	3.000	08/01/2033	32,859
The City of New York GO Bonds Fiscal 2018 Series 1 (Aa2/AA)
30,000	5.000	08/01/2026	30,723
30,000	5.000	08/01/2031	31,229
The City of New York GO Bonds Fiscal 2019 Series A (Aa2/AA)
30,000	5.000	08/01/2026	30,723
The City of New York GO Bonds Fiscal 2021 Series C (Aa2/AA)
30,000	5.000	08/01/2030	33,170
30,000	5.000	08/01/2034	32,131
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels Payroll Mobility Tax Senior Lien Refunding Green Bonds Series 2023A Climate Bond Certified (NR/AA+)
30,000	5.000	11/15/2029	33,213
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels Payroll Mobility Tax Senior Lien Refunding Green Bonds Series 2023C (NR/AA+)
40,000	5.000	11/15/2037	43,331

			1,457,669

North Carolina - 1.3%
County of Wake Limited Obligation Bonds Series 2021 (Aa1/AA+)
30,000	4.000	03/01/2034	30,758
North Carolina Medical Care Commission Health Care Facilities RB Vidant Health Series 2015 (A2/A)
50,000	4.000	06/01/2034	50,003
State of North Carolina Limited Obligation Bonds Series 2013A (Aa1/AA+)
50,000	3.000	05/01/2031	49,661

			130,422

North Dakota - 0.7%
North Dakota Public Finance Authority Revolving Fund Program Bonds Series 2022A (Aaa/AAA)
30,000	5.000	10/01/2031	33,983
State of North Dakota Housing Finance Agency Program Bonds Home Mortgage Finance Program 2021 Series B (NON-AMT) (Social Bonds) (Aa1/NR)
40,000	2.300	07/01/2036	31,560

			65,543

Ohio - 2.7%
American Municipal Power Inc. Prairie State Energy Campus Project RB Refunding Series 2019C (A1/A)
30,000	5.000	02/15/2033	32,382
City of Columbus Sewerage System RB Refunding Series 2015 (Aa1/AA)
30,000	5.000	06/01/2030	30,488

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
County of Ohio Hospital Facilities RB for Mercy Health Series 2017A (A1/A+)
$40,000	5.000%		08/01/2028	$42,274
Ohio Housing Finance Agency Residential Mortgage RB Mortgage-Backed Securities Program 2022 Series A Non- AMT Social Bonds (GNMA/FNMA/FHLMC) (Aa1/NR)
30,000	2.300		03/01/2033	26,287
Ohio Water Development Authority State of Ohio Water Pollution Control Loan Fund RB Series 2020B (Aaa/AAA)
45,000	4.000		12/01/2037	45,433
Ohio Water Development Authority State Of Ohio Water Pollution Control Loan Fund RB Series 2020B (Aaa/AAA)
30,000	5.250		12/01/2035	32,720
State of Ohio Higher Education GO Refunding Bonds Series 2017C (Aaa/AAA)
30,000	5.000		08/01/2027	31,545
State of Ohio Infrastructure Improvement GO Refunding Bonds Series 2015C (Aaa/AAA)
30,000	5.000		09/01/2026	30,818

				271,947

Oklahoma - 1.1%
Creek County Educational Facilities Authority Educational Facilities Lease RB Sapulpa Public Schools Project Series 2024 (BAM) (NR/AA)
80,000	5.000		09/01/2040	83,727
Grand River Dam Authority RB Series 2014A (A1/AA-)
30,000	3.375		06/01/2034	29,200

				112,927

Oregon - 1.6%
City of Portland Oregon Second Lien Sewer System RB 2020 Series A (Aa2/AA)
20,000	5.000		03/01/2027	20,795
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (NR/A+)
20,000	5.000		08/15/2026	20,416
40,000	5.000		08/15/2033	42,901
State of Oregon Housing and Community Services Department Mortgage RB Single-Family Mortgage Program 2017 Series D Non-AMT (Aa2/NR)
45,000	3.150		07/01/2032	44,441
West Linn-Wilsonville School District No. 3JT GO Bonds for Clackamas and Washington Counties Series 2020A (SCH BD GTY) (Aa1/NR)
50,000	0.000	(c)	06/15/2035	33,097

				161,650

Pennsylvania - 3.3%
Commonwealth Financing Authority Tax Exempt RB Series 2015 A (Aa3/A)
30,000	5.000		06/01/2033	30,159
Department of Water and Power of the City of Los Angeles RB Series 2018 D (A3/A)
30,000	3.250		07/01/2032	29,488
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2017-123B (NON-AMT) (Aa1/AA+)
40,000	3.450		10/01/2032	40,041

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACCESS MUNICIPAL BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Pennsylvania Turnpike Commission Turnpike Subordinate RB Series B of 2021 (A2/A+)
$50,000	4.000%	12/01/2040	$47,417
Philadelphia Authority For Industrial Development City Agreement Revenue Refunding Bonds Cultural and Commercial Corridors Program Series A (A1/A+)
45,000	5.000	12/01/2031	45,217
Port Authority of Allegheny County Pennsylvania Special Revenue Transportation Bonds Refunding Series of 2020 (Aa3/AA-)
30,000	5.000	03/01/2029	32,568
Sports and Exhibition Authority of Pittsburgh and Allegheny County Allegheny County Hotel Room Excise Tax RB Refunding Series A Of 2022 (AGM) (A2/AA)
30,000	5.000	02/01/2031	33,094
Sports and Exhibition Authority of Pittsburgh and Allegheny County Hotel Room Excise Tax RB Refunding Series A Of 2022 (AGM) (A2/AA)
20,000	5.000	02/01/2032	22,205
The City of Philadelphia, Pennsylvania GO Bonds, Series 2021A (Tax-Exempt) (A1/A+)
40,000	5.000	05/01/2034	43,607

			323,796

South Carolina - 0.5%
Scago Educational Facilities Corp. For Pickens School District Installment Purchase Refunding RB School District Of Pickens County Project Series 2015 (A1/A)
50,000	5.000	12/01/2027	50,076

Tennessee - 1.3%
Metropolitan Government Nashville & Davidson County Health & Ed. Fac. Board (WR/A)
30,000	5.000	07/01/2031	32,971
Tennessee State School Bond Authority Higher Educational Facilities Second Program Bonds 2017 Refunding Series B (ST INTERCEPT) (Aa1/AA+)
30,000	5.000	11/01/2027	31,717
Tennessee State School Bond Authority Higher Educational Facilities Second Program Bonds 2017 Series A (ST HGR ED INTERCEPT PROG) (Aa1/AA+)
30,000	5.000	11/01/2033	31,018
The Metropolitan Government of Nashville and Davidson County GO Improvement Bonds Series 2021C (Aa2/AA+)
40,000	3.000	01/01/2034	38,211

			133,917

Texas - 8.5%
Austin Public Improvement Refunding Bonds 2020 (NR/AAA)
30,000	5.000	09/01/2029	32,999
Board of Regents of The Texas A&M University System Revenue Financing System Bonds Series 2017E (Aaa/AAA)
30,000	5.000	05/15/2028	31,215
Board of Regents of The University of Houston System Consolidated Revenue and Refunding Bonds Series 2022A (Aa2/AA)
20,000	5.000	02/15/2031	22,185
Board of Regents of the University of Texas System Current Refunding Revenue Bonds, Series A (Aaa/AAA)
30,000	5.000	08/15/2032	32,223

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Dallas International Airport Joint Revenue Refunding Bonds Series 2022B (A1/AA-)
$80,000	4.000%	11/01/2041	$76,198
City of Dallas Texas GO Refunding and Improvement Bonds Series 2019A (NR/AA-)
50,000	3.000	02/15/2036	44,516
City of Houston Texas Combined Utility System First Lien Revenue Refunding Bonds Series 2018D (Aa2/NR)
30,000	5.000	11/15/2032	31,705
City of San Antonio Texas Electric and Gas Systems Revenue Refunding Bonds New Series 2024C (Aa2/AA-)
80,000	5.000	02/01/2039	84,915
Collin County Community College District Texas Limited Tax Bonds Series 2018 (Aaa/AAA)
35,000	4.000	08/15/2031	35,646
Harris County Cultural Education Facilities Finance Corporation Hospital RB for Memorial Hermann Health System Series 2019A (Aa3/AA-)
30,000	5.000	12/01/2027	31,693
Harris County Cultural Education Facilities Finance Corporation Hospital RB Memorial Hermann Health System 2024B (Aa3/ AA-)
50,000	5.000	07/01/2038	53,383
Harris County Permanent Improvement Refunding Bonds Series 2022A (Aaa/NR)
30,000	5.000	10/01/2026	30,890
Harris County Texas Tax and Subordinate Lien Revenue Refunding Bonds Series 2022A (Aaa/NR)
30,000	5.000	08/15/2027	31,542
20,000	5.000	08/15/2032	22,562
Hurst-Euless-Bedford Independent School District Unlimited Tax Refunding Bonds Series 2017A (NR/AA+)
20,000	5.000	08/15/2027	20,997
20,000	5.000	08/15/2028	20,947
North Texas Municipal Water District Water System RB Refunding Bonds Series 2021A (Aa1/AAA)
30,000	4.000	09/01/2030	31,840
North Texas Tollway Authority System Revenue Refunding Bonds First Tier Bonds Series 2020A (Aa3/AA-)
80,000	3.000	01/01/2038	69,506
Texas Water Development Board State Revolving Fund RB New Series 2022 (NR/AAA)
25,000	5.000	08/01/2032	28,245
Texas Water Development Board State Revolving Fund RB New Series 2023 (NR/AAA)
40,000	5.000	08/01/2032	45,192
Trinity River Authority of Texas Regional Wastewater System Revenue Improvement and Refunding Bonds Series 2018 (NR/ AAA)
30,000	5.000	08/01/2033	31,473
Trinity River Authority Regional Wastewater System Revenue Improvement and Refunding Bonds Series 2017B (NR/AAA)
30,000	5.000	08/01/2030	31,274

			841,146

Utah - 1.0%
State Board of Regents of The State of Utah University of Utah General Revenue Series 2017A (ST APPROP) (Aa1/AA+)
30,000	5.000	08/01/2031	31,151

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS MUNICIPAL BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Utah – (continued)
Utah Board of Higher Education University of Utah General RB Series 2022B Green Bonds (Aa1/AA+)
$30,000	5.000%	08/01/2030	$33,301
Utah Transit Authority Sales Tax Revenue Refunding Bonds Series 2006 C (AGM) (Aa2/AA+)
30,000	5.250	06/15/2032	33,451

			97,903

Virginia - 1.8%
Fairfax County Virginia Public Improvement Bonds Series 2023A (ST AID WITHHLDG) (Aaa/AAA)
30,000	4.000	10/01/2031	32,289
50,000	4.000	10/01/2034	52,262
Virginia College Building Authority Educational Facilities Revenue Refunding Bonds 21St Century College and Equipment Programs Series 2017E (Aa1/AA+)
30,000	5.000	02/01/2029	31,768
Virginia College Building Authority Virginia Educational Facilities Revenue Refunding Bonds Public Higher Education Financing Program Series 2016A (ST INTERCEPT) (Aa1/AA+)
35,000	3.000	09/01/2026	35,179
Virginia Educational Facilities RB Refunding for Public Higher Education Financing Program Series 2016A (ST INTERCEPT) (Aa1/AA+)
30,000	5.000	09/01/2028	30,704

			182,202

Washington - 3.1%
Federal Way School District No. 210 Washington Unlimited Tax GO and Refunding Bonds 2019 (SCH BD GTY) (Aaa/NR)
40,000	3.000	12/01/2037	34,735
State of Washington Various Purpose GO Bonds Series 2019A (Aaa/AA+)
30,000	5.000	08/01/2032	31,703
25,000	5.000	08/01/2034	26,210
State of Washington Various Purpose GO Bonds Series 2021C (Aaa/AA+)
50,000	5.000	02/01/2030	55,464
State of Washington Various Purpose GO Bonds Series 2023B (Aaa/AA+)
40,000	5.000	02/01/2037	43,546
State of Washington Various Purpose GO Refunding Bonds Series R-2018D (Aaa/AA+)
30,000	5.000	08/01/2031	31,299
The Central Puget Sound Regional Transit Authority Sales Tax and Motor Vehicle Excise Tax Improvement and Refunding Bonds Series 2021S-1 Green Bonds (Aa1/AAA)
30,000	5.000	11/01/2030	33,718
University of Washington General Revenue and Refunding Bonds 2015C (Aa1/AA+)
50,000	4.000	12/01/2028	50,109

			306,784

Wisconsin - 1.0%
Public Finance Authority Lease Development RB for Ku Campus Development Corp. Central District Development Project Series 2016 (Aa2/NR)
50,000	5.000	03/01/2030	50,455

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds Series 2015 Prohealth Care Inc. Obligated Group (A1/A+)
$45,000	3.150%	08/15/2027	$44,854

			95,309

TOTAL MUNICIPAL BONDS (Cost $9,795,312)			9,796,541

TOTAL INVESTMENTS - 98.7% (Cost $9,795,312)			$9,796,541

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.3%			132,591

NET ASSETS - 100.0%			$9,929,132

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2025.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AGM ST	-
INTERCEPT	Assured Guaranty Municipal Corp. State-Aid Intercept
AMBAC	- Insured by American Municipal Bond Assurance Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
CNTY GTD	- County Guaranteed
FHLMC	- Insured by Federal Home Loan Mortgage Corp.
FNMA	- Insured by Federal National Mortgage Association
GNMA	- Insured by Government National Mortgage Association
GO	- General Obligation
MTA	- Metropolitan Transportation Authority
NATL	- National Public Finance Guarantee Corp.
NR	- Not Rated
RB	- Revenue Bond
ST AID	-
WITHHLDG	State Aid Withholding
ST APPROP	- State Appropriation

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills - 80.0%
U.S. Treasury Bills
$184,000	4.102%	10/02/25	$183,359
138,000	4.103	10/02/25	137,519
782,000	4.103	10/02/25	779,275
138,000	4.122	10/02/25	137,519
184,000	4.141	10/02/25	183,359
253,000	4.141	10/02/25	252,118
460,000	4.141	10/02/25	458,397
897,000	4.154	10/02/25	893,874
1,127,000	4.154	10/02/25	1,123,072
782,000	4.154	10/02/25	779,275
138,000	4.155	10/02/25	137,519
1,603,000	4.157	10/02/25	1,597,413
368,000	4.162	10/02/25	366,717
276,000	4.162	10/02/25	275,038
207,000	4.165	10/02/25	206,279
230,000	4.165	10/02/25	229,198
276,000	4.165	10/02/25	275,038
1,334,000	4.166	10/02/25	1,329,351
253,000	4.166	10/02/25	252,118
207,000	4.173	10/02/25	206,279
99,000	4.173	10/02/25	98,655
276,000	4.174	10/02/25	275,038
46,000	4.174	10/02/25	45,840
92,000	4.175	10/02/25	91,679
207,000	4.175	10/02/25	206,279
207,000	4.176	10/02/25	206,279
1,104,000	4.178	10/02/25	1,100,152
391,000	4.178	10/02/25	389,637
345,000	4.183	10/02/25	343,798
299,000	4.183	10/02/25	297,958
207,000	4.188	10/02/25	206,279
506,000	4.188	10/02/25	504,236
138,000	4.188	10/02/25	137,519
368,000	4.189	10/02/25	366,717
184,000	4.189	10/02/25	183,359
345,000	4.192	10/02/25	343,798
253,000	4.195	10/02/25	252,118
851,000	4.198	10/02/25	848,034
161,000	4.198	10/02/25	160,439
552,000	4.198	10/02/25	550,076
230,000	4.199	10/02/25	229,198
322,000	4.201	10/02/25	320,878
713,000	4.208	10/02/25	710,515
184,000	4.208	10/02/25	183,359
230,000	4.218	10/02/25	229,198
138,000	4.220	10/02/25	137,519
216,000	4.224	10/02/25	215,247
360,000	4.224	10/02/25	358,745
184,000	4.227	10/02/25	183,359
115,000	4.233	10/02/25	114,599
230,000	4.233	10/02/25	229,198
552,000	4.240	10/02/25	550,076
120,000	4.253	10/02/25	119,582
115,000	4.259	10/02/25	114,599
92,000	4.261	10/02/25	91,679
96,000	4.267	10/02/25	95,665
322,000	4.267	10/02/25	320,878
216,000	4.268	10/02/25	215,247
68,369,500	4.274	10/02/25	68,131,215

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$22,819,700	4.274%	10/02/25	$22,740,168
120,000	4.275	10/02/25	119,582
92,000	4.281	10/02/25	91,679
460,000	4.281	10/02/25	458,397
120,000	4.283	10/02/25	119,582
100,000,000	4.283	10/02/25	99,651,475
42,649,300	4.283	10/02/25	42,500,656
3,220,000	4.284	10/02/25	3,208,778
12,420,200	4.285	10/02/25	12,376,912
207,000	4.285	10/02/25	206,279
552,000	4.285	10/02/25	550,076
216,000	4.292	10/02/25	215,247
120,000	4.292	10/02/25	119,582
288,000	4.292	10/02/25	286,996
125,000	4.297	10/02/25	124,564
92,000	4.301	10/02/25	91,679
216,000	4.301	10/02/25	215,247
950,000	4.302	10/02/25	946,689
460,000	4.306	10/02/25	458,397
690,000	4.306	10/02/25	687,595
120,000	4.307	10/02/25	119,582
230,000	4.308	10/02/25	229,198
261,000	4.309	10/02/25	260,090
116,000	4.309	10/02/25	115,596
460,000	4.310	10/02/25	458,397
3,565,000	4.312	10/02/25	3,552,575
667,000	4.312	10/02/25	664,675
161,000	4.313	10/02/25	160,439
161,000	4.313	10/02/25	160,439
253,000	4.315	10/02/25	252,118
115,000	4.315	10/02/25	114,599
161,000	4.317	10/02/25	160,439
92,000	4.319	10/02/25	91,679
207,000	4.321	10/02/25	206,279
69,000	4.323	10/02/25	68,760
115,000	4.325	10/02/25	114,599
253,000	4.331	10/02/25	252,118
72,000	4.270	10/07/25	71,707
4,513,300	4.273	10/07/25	4,494,947
100,000,000	4.273	10/07/25	99,593,358
168,000	4.285	10/07/25	167,317
143,745,000	4.303	10/07/25	143,160,472
480,000	4.303	10/07/25	478,048
264,000	4.306	10/07/25	262,926
120,000	4.307	10/07/25	119,512
216,000	4.312	10/07/25	215,122
96,000	4.313	10/07/25	95,610
168,000	4.313	10/07/25	167,317
168,000	4.318	10/07/25	167,317
96,000	4.319	10/07/25	95,610
120,000	4.320	10/07/25	119,512
270,000	4.320	10/07/25	268,902
264,000	4.320	10/07/25	262,926
120,000	4.330	10/07/25	119,512
88,114,000	4.190	10/09/25	87,735,836
408,000	4.190	10/09/25	406,249
391,000	4.228	10/09/25	389,322
85,000	4.231	10/09/25	84,635
85,000	4.250	10/09/25	84,635

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$238,000	4.255%	10/09/25	$236,979
153,000	4.260	10/09/25	152,343
68,000	4.260	10/09/25	67,708
153,000	4.265	10/09/25	152,343
48,000	4.268	10/09/25	47,794
176,000	4.273	10/09/25	175,245
85,000	4.275	10/09/25	84,635
204,000	4.275	10/09/25	203,125
85,000	4.275	10/09/25	84,635
153,000	4.275	10/09/25	152,343
2,380,000	4.285	10/09/25	2,369,786
1,724,000	4.286	10/09/25	1,716,601
150,000,000	4.286	10/09/25	149,356,237
153,000	4.288	10/09/25	152,343
408,000	4.288	10/09/25	406,249
90,000	4.289	10/09/25	89,614
320,000	4.290	10/09/25	318,627
119,000	4.294	10/09/25	118,489
85,000	4.295	10/09/25	84,635
684,000	4.295	10/09/25	681,064
493,000	4.295	10/09/25	490,884
2,635,000	4.295	10/09/25	2,623,691
340,000	4.301	10/09/25	338,541
64,000	4.304	10/09/25	63,725
85,000	4.311	10/09/25	84,635
112,000	4.315	10/09/25	111,519
260,000	4.316	10/09/25	258,884
144,000	4.317	10/09/25	143,382
64,000	4.320	10/09/25	63,725
112,000	4.325	10/09/25	111,519
176,000	4.331	10/09/25	175,245
80,000	4.344	10/09/25	79,657
4,715,200	4.261	10/14/25	4,692,355
100,000,000	4.261	10/14/25	99,515,503
168,000	4.272	10/14/25	167,186
72,000	4.280	10/14/25	71,651
264,000	4.283	10/14/25	262,721
216,000	4.297	10/14/25	214,954
480,000	4.298	10/14/25	477,674
96,000	4.301	10/14/25	95,535
168,000	4.302	10/14/25	167,186
143,745,000	4.304	10/14/25	143,048,560
270,000	4.308	10/14/25	268,692
120,000	4.308	10/14/25	119,419
168,000	4.311	10/14/25	167,186
120,000	4.316	10/14/25	119,419
96,000	4.321	10/14/25	95,535
264,000	4.323	10/14/25	262,721
120,000	4.325	10/14/25	119,419
110,539,000	4.193	10/16/25	109,980,484
189,000	4.194	10/16/25	188,045
315,000	4.194	10/16/25	313,408
483,000	4.237	10/16/25	480,560
105,000	4.245	10/16/25	104,469
294,000	4.261	10/16/25	292,515
84,000	4.265	10/16/25	83,576
189,000	4.265	10/16/25	188,045
105,000	4.266	10/16/25	104,469
189,000	4.272	10/16/25	188,045

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$63,000	4.276%	10/16/25	$62,682
147,000	4.280	10/16/25	146,257
105,000	4.281	10/16/25	104,469
231,000	4.282	10/16/25	229,833
441,000	4.284	10/16/25	438,772
105,000	4.284	10/16/25	104,469
2,940,000	4.286	10/16/25	2,925,145
180,000	4.293	10/16/25	179,091
504,000	4.296	10/16/25	501,453
189,000	4.296	10/16/25	188,045
105,000	4.296	10/16/25	104,469
420,000	4.297	10/16/25	417,878
110,000	4.297	10/16/25	109,444
3,255,000	4.299	10/16/25	3,238,554
609,000	4.299	10/16/25	605,923
836,000	4.299	10/16/25	831,776
234,000	4.304	10/16/25	232,818
104,000	4.304	10/16/25	103,475
105,000	4.314	10/16/25	104,469
140,000	4.315	10/16/25	139,293
105,000	4.315	10/16/25	104,469
420,000	4.320	10/16/25	417,878
84,000	4.323	10/16/25	83,576
147,000	4.323	10/16/25	146,257
231,000	4.325	10/16/25	229,833
84,000	4.331	10/16/25	83,576
50,000,000	4.229	10/21/25	49,718,734
29,175,000	4.229	10/21/25	29,010,881
231,000	4.246	10/21/25	229,701
96,000	4.275	10/21/25	95,460
288,000	4.288	10/21/25	286,380
352,000	4.294	10/21/25	350,020
360,000	4.305	10/21/25	357,975
160,000	4.305	10/21/25	159,100
191,770,000	4.311	10/21/25	190,691,230
160,000	4.311	10/21/25	159,100
640,000	4.315	10/21/25	636,400
160,000	4.317	10/21/25	159,100
128,000	4.318	10/21/25	127,280
224,000	4.323	10/21/25	222,740
128,000	4.326	10/21/25	127,280
224,000	4.327	10/21/25	222,740
352,000	4.328	10/21/25	350,020
16,258,000	4.191	10/23/25	16,163,749
238,000	4.227	10/28/25	236,474
297,000	4.274	10/28/25	295,095
102,000	4.274	10/28/25	101,346
374,000	4.285	10/28/25	371,601
374,000	4.307	10/28/25	371,601
680,000	4.310	10/28/25	675,639
9,500,000	4.313	10/28/25	9,439,075
191,807,000	4.313	10/28/25	190,576,905
136,000	4.316	10/28/25	135,128
238,000	4.317	10/28/25	236,474
231,000	4.319	10/28/25	229,519
170,000	4.319	10/28/25	168,910
136,000	4.321	10/28/25	135,128
378,000	4.322	10/28/25	375,576
168,000	4.322	10/28/25	166,923

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$170,000	4.328%	10/28/25	$168,910
6,302,000	4.321	10/30/25	6,260,061
11,873,000	4.361	10/30/25	11,793,987
33,000	4.366	10/30/25	32,780
16,000	4.376	10/30/25	15,894
176,000	4.382	10/30/25	174,829
33,000	4.390	10/30/25	32,780
88,000	4.390	10/30/25	87,414
22,000	4.390	10/30/25	21,854
64,000	4.393	10/30/25	63,574
136,000	4.393	10/30/25	135,095
80,000	4.393	10/30/25	79,468
64,000	4.421	10/30/25	63,574
48,000	4.421	10/30/25	47,681
24,000	4.421	10/30/25	23,840
50,964,800	4.330	11/04/25	50,603,012
27,112,000	4.179	11/06/25	26,912,767
84,000	4.236	11/06/25	83,383
108,000	4.260	11/06/25	107,206
84,000	4.288	11/06/25	83,383
72,408,000	4.292	11/06/25	71,875,907
14,779,000	4.171	11/13/25	14,659,293
154,000	4.196	11/13/25	152,753
50,000,000	4.214	11/13/25	49,595,011
10,000,000	4.214	11/13/25	9,919,002
63,000	4.219	11/13/25	62,490
231,000	4.220	11/13/25	229,129
10,000,000	4.221	11/13/25	9,919,002
290,000,000	4.221	11/13/25	287,651,061
189,000	4.245	11/13/25	187,469
638,000	4.248	11/13/25	632,832
3,410,000	4.248	11/13/25	3,382,380
198,000	4.252	11/13/25	196,396
528,000	4.253	11/13/25	523,723
198,000	4.253	11/13/25	196,396
308,000	4.254	11/13/25	305,505
440,000	4.259	11/13/25	436,436
3,080,000	4.259	11/13/25	3,055,053
147,000	4.274	11/13/25	145,809
84,000	4.277	11/13/25	83,320
874,000	4.280	11/13/25	866,921
231,000	4.282	11/13/25	229,129
105,000	4.282	11/13/25	104,150
420,000	4.285	11/13/25	416,598
115,000	4.285	11/13/25	114,069
243,000	4.286	11/13/25	241,032
147,000	4.286	11/13/25	145,809
108,000	4.286	11/13/25	107,125
105,000	4.289	11/13/25	104,150
84,000	4.294	11/13/25	83,320
112,035,000	4.312	11/13/25	111,127,540
47,900,000	4.333	11/18/25	47,489,308
25,849,300	4.175	11/20/25	25,620,442
46,815,200	4.216	11/20/25	46,400,720
91,000	4.223	11/20/25	90,194
117,000	4.238	11/20/25	115,964
91,000	4.286	11/20/25	90,194
144,000	4.304	11/20/25	142,725
64,000	4.304	11/20/25	63,433

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$105,000	4.304%	11/20/25	$104,070
25,000,000	4.312	11/20/25	24,778,661
51,411,500	4.312	11/20/25	50,956,326
3,545,500	4.344	11/25/25	3,512,390
41,048,400	4.344	11/25/25	40,665,068
5,848,600	4.178	11/28/25	5,791,669
100,000,000	4.178	11/28/25	99,026,588
217,000	4.208	11/28/25	214,888
67,981,200	4.312	11/28/25	67,319,463
25,581,200	4.365	11/28/25	25,332,189
92,002,600	4.240	12/02/25	91,071,724
112,000	4.200	12/04/25	110,838
48,000	4.214	12/04/25	47,502
176,000	4.225	12/04/25	174,174
144,000	4.227	12/04/25	142,506
95,953,000	4.236	12/04/25	94,957,631
112,000	4.245	12/04/25	110,838
64,000	4.252	12/04/25	63,336
320,000	4.253	12/04/25	316,680
80,000	4.258	12/04/25	79,170
176,000	4.263	12/04/25	174,174
64,000	4.265	12/04/25	63,336
260,000	4.286	12/04/25	257,303
80,000	4.295	12/04/25	79,170
112,000	4.296	12/04/25	110,838
24,883,000	4.122	12/09/25	24,611,894
50,000,000	4.122	12/09/25	49,455,238
99,793,000	4.126	12/09/25	98,474,750
112,000	4.193	12/11/25	110,761
144,000	4.199	12/11/25	142,407
176,000	4.223	12/11/25	174,053
48,000	4.223	12/11/25	47,469
95,953,000	4.239	12/11/25	94,891,591
112,000	4.254	12/11/25	110,761
112,000	4.255	12/11/25	110,761
80,000	4.255	12/11/25	79,115
64,000	4.256	12/11/25	63,292
64,000	4.258	12/11/25	63,292
320,000	4.260	12/11/25	316,460
80,000	4.267	12/11/25	79,115
176,000	4.268	12/11/25	174,053
180,000	4.271	12/11/25	178,009
80,000	4.271	12/11/25	79,115
112,000	4.181	12/18/25	110,672
135,000	4.189	12/18/25	133,399
93,299,300	4.247	12/18/25	92,192,739
80,000	4.255	12/18/25	79,051
105,000	4.282	12/18/25	103,755
171,000	4.301	12/18/25	168,972
76,000	4.301	12/18/25	75,099
99,847,000	4.136	12/23/25	98,604,956
296,000	3.887	12/26/25	292,224
1,258,000	3.947	12/26/25	1,241,952
222,000	3.947	12/26/25	219,168
222,000	3.954	12/26/25	219,168
444,000	3.987	12/26/25	438,336
370,000	3.987	12/26/25	365,280
444,000	3.999	12/26/25	438,336
1,064,000	4.025	12/26/25	1,050,427

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$418,000	4.025%	12/26/25	$412,668
407,000	4.031	12/26/25	401,808
912,000	4.033	12/26/25	900,366
666,000	4.037	12/26/25	657,504
1,258,000	4.037	12/26/25	1,241,952
777,000	4.037	12/26/25	767,088
1,813,000	4.037	12/26/25	1,789,872
814,000	4.037	12/26/25	803,616
333,000	4.037	12/26/25	328,752
481,000	4.042	12/26/25	474,864
555,000	4.042	12/26/25	547,920
592,000	4.045	12/26/25	584,448
371,000	4.049	12/26/25	366,267
296,000	4.057	12/26/25	292,224
1,147,000	4.057	12/26/25	1,132,368
222,000	4.060	12/26/25	219,168
2,588,000	4.068	12/26/25	2,554,986
444,000	4.071	12/26/25	438,336
74,000	4.073	12/26/25	73,056
333,000	4.074	12/26/25	328,752
159,000	4.079	12/26/25	156,972
407,000	4.080	12/26/25	401,808
2,146,000	4.080	12/26/25	2,118,625
888,000	4.082	12/26/25	876,672
259,000	4.082	12/26/25	255,696
228,000	4.091	12/26/25	225,092
608,000	4.091	12/26/25	600,244
152,000	4.094	12/26/25	150,061
190,000	4.094	12/26/25	187,576
333,000	4.094	12/26/25	328,752
2,405,000	4.095	12/26/25	2,374,321
222,000	4.099	12/26/25	219,168
148,000	4.104	12/26/25	146,112
333,000	4.104	12/26/25	328,752
1,369,000	4.109	12/26/25	1,351,536
370,000	4.111	12/26/25	365,280
555,000	4.119	12/26/25	547,920
874,000	4.120	12/26/25	862,851
296,000	4.120	12/26/25	292,224
190,000	4.125	12/26/25	187,576
259,000	4.148	12/26/25	255,696
481,000	4.148	12/26/25	474,864
342,000	4.156	12/26/25	337,637
304,000	4.160	12/26/25	300,122
190,000	4.161	12/26/25	187,576
380,000	4.161	12/26/25	375,153
357,000	4.166	12/26/25	352,446
190,000	4.173	12/26/25	187,576
999,000	4.181	12/26/25	986,256
190,000	4.187	12/26/25	187,576
432,000	4.188	12/26/25	426,489
152,000	4.190	12/26/25	150,061
740,000	4.190	12/26/25	730,560
222,000	4.195	12/26/25	219,168
222,000	4.198	12/26/25	219,168
532,000	4.209	12/26/25	525,214
333,000	4.211	12/26/25	328,752
481,000	4.213	12/26/25	474,864
160,580,000	4.215	12/26/25	158,531,557

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$190,000	4.216%	12/26/25	$187,576
518,000	4.219	12/26/25	511,392
342,000	4.222	12/26/25	337,637
190,000	4.223	12/26/25	187,576
456,000	4.223	12/26/25	450,183
190,000	4.223	12/26/25	187,576
342,000	4.223	12/26/25	337,637
528,000	4.225	12/26/25	521,265
5,320,000	4.227	12/26/25	5,252,135
144,000	4.228	12/26/25	142,163
370,000	4.229	12/26/25	365,280
148,000	4.234	12/26/25	146,112
200,000	4.236	12/26/25	197,449
1,102,000	4.240	12/26/25	1,087,942
5,890,000	4.240	12/26/25	5,814,864
370,000	4.241	12/26/25	365,280
296,000	4.241	12/26/25	292,224
760,000	4.248	12/26/25	750,305
68,211,000	4.249	12/26/25	67,340,865
1,520,000	4.250	12/26/25	1,500,610
192,000	4.254	12/26/25	189,551
336,000	4.254	12/26/25	331,714
740,000	4.260	12/26/25	730,560
148,000	4.260	12/26/25	146,112
960,000	4.260	12/26/25	947,754
245,000	4.268	12/26/25	241,875
912,000	4.271	12/26/25	900,366
342,000	4.271	12/26/25	337,637
549,000	4.274	12/26/25	541,997
244,000	4.274	12/26/25	240,887
192,000	4.274	12/26/25	189,551
336,000	4.279	12/26/25	331,714
1,110,000	4.282	12/26/25	1,095,840
3,825,700	4.284	12/26/25	3,776,897
240,000	4.285	12/26/25	236,938
517,000	4.294	12/26/25	510,405
40,000,000	4.126	12/30/25	39,471,606
91,000	4.136	01/02/26	89,781
117,000	4.148	01/02/26	115,432
77,242,000	4.241	01/02/26	76,207,074
91,000	4.259	01/02/26	89,781
117,000	4.122	01/08/26	115,380
91,000	4.128	01/08/26	89,740
50,000,000	4.241	01/08/26	49,307,821
27,242,000	4.241	01/08/26	26,864,873
91,000	4.256	01/08/26	89,740
91,000	4.111	01/15/26	89,673
117,000	4.120	01/15/26	115,294
77,242,000	4.250	01/15/26	76,115,778
91,000	4.263	01/15/26	89,673
216,000	3.890	01/22/26	212,689
162,000	3.928	01/22/26	159,517
918,000	3.928	01/22/26	903,928
162,000	3.952	01/22/26	159,517
270,000	3.994	01/22/26	265,861
324,000	3.994	01/22/26	319,033
216,000	4.009	01/22/26	212,689
540,000	4.009	01/22/26	531,722
297,000	4.009	01/22/26	292,447

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$243,000	4.013%	01/22/26	$239,275
405,000	4.013	01/22/26	398,792
756,000	4.014	01/22/26	744,411
324,000	4.021	01/22/26	319,033
594,000	4.039	01/22/26	584,894
243,000	4.039	01/22/26	239,275
324,000	4.044	01/22/26	319,033
162,000	4.047	01/22/26	159,517
1,859,000	4.048	01/22/26	1,830,503
486,000	4.050	01/22/26	478,550
918,000	4.050	01/22/26	903,928
1,890,000	4.050	01/22/26	1,861,028
297,000	4.053	01/22/26	292,447
1,566,000	4.068	01/22/26	1,541,994
297,000	4.068	01/22/26	292,447
243,000	4.071	01/22/26	239,275
267,000	4.071	01/22/26	262,907
114,000	4.082	01/22/26	112,252
54,000	4.084	01/22/26	53,172
432,000	4.089	01/22/26	425,378
135,000	4.095	01/22/26	132,931
999,000	4.100	01/22/26	983,686
432,000	4.100	01/22/26	425,378
162,000	4.100	01/22/26	159,517
162,000	4.101	01/22/26	159,517
216,000	4.101	01/22/26	212,689
837,000	4.101	01/22/26	824,169
243,000	4.102	01/22/26	239,275
621,000	4.104	01/22/26	611,481
648,000	4.104	01/22/26	638,067
189,000	4.104	01/22/26	186,103
270,000	4.118	01/22/26	265,861
189,000	4.121	01/22/26	186,103
108,000	4.121	01/22/26	106,344
135,000	4.121	01/22/26	132,931
459,000	4.122	01/22/26	451,964
1,296,000	4.122	01/22/26	1,276,133
234,000	4.125	01/22/26	230,413
243,000	4.132	01/22/26	239,275
108,000	4.132	01/22/26	106,344
405,000	4.133	01/22/26	398,792
378,000	4.137	01/22/26	372,206
216,000	4.147	01/22/26	212,689
81,000	4.148	01/22/26	79,758
297,000	4.149	01/22/26	292,447
243,000	4.150	01/22/26	239,275
216,000	4.151	01/22/26	212,689
135,000	4.157	01/22/26	132,931
270,000	4.157	01/22/26	265,861
135,000	4.165	01/22/26	132,931
3,780,000	4.171	01/22/26	3,722,055
135,000	4.173	01/22/26	132,931
540,000	4.175	01/22/26	531,722
1,102,000	4.175	01/22/26	1,085,107
243,000	4.184	01/22/26	239,275
648,000	4.184	01/22/26	638,067
783,000	4.187	01/22/26	770,997
4,185,000	4.187	01/22/26	4,120,847
108,000	4.190	01/22/26	106,344

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$243,000	4.194%	01/22/26	$239,275
189,000	4.195	01/22/26	186,103
145,000	4.195	01/22/26	142,777
540,000	4.196	01/22/26	531,722
135,000	4.197	01/22/26	132,931
324,000	4.199	01/22/26	319,033
243,000	4.199	01/22/26	239,275
135,000	4.199	01/22/26	132,931
108,000	4.199	01/22/26	106,344
120,240,000	4.205	01/22/26	118,396,805
370,500	4.205	01/22/26	364,821
135,000	4.211	01/22/26	132,931
297,000	4.212	01/22/26	292,447
108,000	4.212	01/22/26	106,344
270,000	4.226	01/22/26	265,861
364,000	4.226	01/22/26	358,420
135,000	4.230	01/22/26	132,931
135,000	4.244	01/22/26	132,931
108,000	4.248	01/22/26	106,344
182,000	4.258	01/22/26	179,210
132,000	4.259	01/22/26	129,977
297,000	4.259	01/22/26	292,447
108,000	4.273	01/22/26	106,344
540,000	4.273	01/22/26	531,722
810,000	4.289	01/22/26	797,583
182,000	4.091	01/29/26	179,073
225,000	4.097	01/29/26	221,382
154,553,000	4.245	01/29/26	152,067,612
175,000	4.251	01/29/26	172,186
76,272,400	4.013	02/05/26	74,997,628
26,436,700	4.000	02/12/26	25,974,230
49,883,000	4.000	02/12/26	49,010,372
176,000	3.885	02/19/26	172,813
748,000	3.928	02/19/26	734,456
132,000	3.928	02/19/26	129,610
132,000	3.951	02/19/26	129,610
154,000	3.981	02/19/26	151,212
484,000	3.996	02/19/26	475,237
207,000	4.004	02/19/26	203,252
345,000	4.004	02/19/26	338,753
198,000	4.008	02/19/26	194,415
484,000	4.008	02/19/26	475,237
176,000	4.012	02/19/26	172,813
242,000	4.012	02/19/26	237,618
440,000	4.012	02/19/26	432,033
24,911,800	4.014	02/19/26	24,460,736
286,000	4.033	02/19/26	280,822
330,000	4.033	02/19/26	324,025
264,000	4.034	02/19/26	259,220
748,000	4.041	02/19/26	734,456
1,078,000	4.041	02/19/26	1,058,481
858,000	4.041	02/19/26	842,465
132,000	4.054	02/19/26	129,610
264,000	4.056	02/19/26	259,220
1,536,000	4.058	02/19/26	1,508,189
242,000	4.067	02/19/26	237,618
115,000	4.067	02/19/26	112,918
198,000	4.068	02/19/26	194,415
66,000	4.070	02/19/26	64,805

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$44,000	4.074%	02/19/26	$43,203
242,000	4.076	02/19/26	237,618
1,276,000	4.081	02/19/26	1,252,896
242,000	4.081	02/19/26	237,618
352,000	4.083	02/19/26	345,627
132,000	4.089	02/19/26	129,610
352,000	4.089	02/19/26	345,627
96,000	4.089	02/19/26	94,262
198,000	4.097	02/19/26	194,415
220,000	4.097	02/19/26	216,017
198,000	4.098	02/19/26	194,415
529,000	4.100	02/19/26	519,422
110,000	4.103	02/19/26	108,008
88,000	4.103	02/19/26	86,407
814,000	4.107	02/19/26	799,261
132,000	4.108	02/19/26	129,610
176,000	4.110	02/19/26	172,813
682,000	4.110	02/19/26	669,651
154,000	4.116	02/19/26	151,212
154,000	4.124	02/19/26	151,212
528,000	4.124	02/19/26	518,440
220,000	4.126	02/19/26	216,017
1,056,000	4.131	02/19/26	1,036,880
374,000	4.131	02/19/26	367,228
330,000	4.139	02/19/26	324,025
88,000	4.141	02/19/26	86,407
198,000	4.141	02/19/26	194,415
88,000	4.141	02/19/26	86,407
176,000	4.150	02/19/26	172,813
3,220,000	4.152	02/19/26	3,161,697
440,000	4.156	02/19/26	432,033
88,000	4.157	02/19/26	86,407
667,000	4.157	02/19/26	654,923
3,565,000	4.157	02/19/26	3,500,451
207,000	4.158	02/19/26	203,252
759,000	4.159	02/19/26	745,257
460,000	4.164	02/19/26	451,671
110,000	4.166	02/19/26	108,008
115,000	4.167	02/19/26	112,918
242,000	4.173	02/19/26	237,618
912,000	4.179	02/19/26	895,487
101,856,000	4.182	02/19/26	100,011,751
322,000	4.182	02/19/26	316,170
92,000	4.187	02/19/26	90,334
120,000	4.192	02/19/26	117,827
598,000	4.194	02/19/26	587,172
110,000	4.194	02/19/26	108,008
207,000	4.198	02/19/26	203,252
115,000	4.205	02/19/26	112,918
364,000	4.212	02/19/26	357,409
115,000	4.221	02/19/26	112,918
154,000	4.227	02/19/26	151,212
9,000,000	4.017	02/26/26	8,830,469
149,757,000	4.017	02/26/26	146,936,058
101,381,400	4.025	06/11/26	98,426,689
144,000	3.867	07/09/26	139,405
112,000	3.869	07/09/26	108,426
96,715,000	4.108	07/09/26	93,628,739

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$74,883,000	3.889%	08/06/26	$72,301,552

			4,997,223,243

TOTAL U.S. TREASURY BILLS (Cost $4,995,111,400)			4,997,223,243

U.S. Treasury Notes - 19.8%
U.S. Treasury Notes
56,000	4.079	11/30/25	56,086
42,000	4.092	11/30/25	42,065
238,000	4.092	11/30/25	238,367
70,000	4.126	11/30/25	70,108
84,000	4.126	11/30/25	84,130
42,000	4.132	11/30/25	42,065
84,000	4.150	11/30/25	84,130
532,000	4.164	11/30/25	532,821
160,000	4.168	11/30/25	160,247
64,000	4.168	11/30/25	64,099
88,000	4.168	11/30/25	88,136
14,566,900	4.170	11/30/25	14,589,376
77,000	4.177	11/30/25	77,119
128,000	4.178	11/30/25	128,197
48,000	4.180	11/30/25	48,074
33,000	4.183	11/30/25	33,051
552,000	4.190	11/30/25	552,852
28,952,800	4.200	11/30/25	28,997,473
37,000	4.210	11/30/25	37,057
32,000	4.213	11/30/25	32,049
40,000	4.213	11/30/25	40,062
442,000	3.997	01/31/26	442,199
78,000	3.997	01/31/26	78,035
442,000	4.000	01/31/26	439,263
78,000	4.000	01/31/26	77,517
104,000	4.005	01/31/26	103,356
104,000	4.011	01/31/26	104,047
78,000	4.037	01/31/26	77,517
286,000	4.039	01/31/26	286,128
130,000	4.048	01/31/26	129,195
156,000	4.048	01/31/26	155,034
78,000	4.048	01/31/26	78,035
364,000	4.086	01/31/26	361,746
143,000	4.086	01/31/26	142,115
921,000	4.098	01/31/26	921,414
117,000	4.102	01/31/26	116,276
286,000	4.102	01/31/26	284,229
234,000	4.103	01/31/26	234,105
637,000	4.103	01/31/26	637,286
442,000	4.103	01/31/26	442,199
273,000	4.103	01/31/26	273,123
637,000	4.104	01/31/26	633,056
273,000	4.104	01/31/26	271,310
442,000	4.104	01/31/26	439,263
234,000	4.104	01/31/26	232,551
126,000	4.105	01/31/26	126,057
210,000	4.106	01/31/26	210,094
507,000	4.106	01/31/26	507,228
143,000	4.107	01/31/26	142,115
126,000	4.107	01/31/26	125,220
210,000	4.107	01/31/26	208,700

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$156,000	4.108%	01/31/26	$156,070
117,000	4.108	01/31/26	117,053
117,000	4.111	01/31/26	117,053
286,000	4.111	01/31/26	286,128
921,000	4.111	01/31/26	915,298
117,000	4.111	01/31/26	116,276
169,000	4.115	01/31/26	167,954
195,000	4.115	01/31/26	193,793
156,000	4.117	01/31/26	155,034
143,000	4.117	01/31/26	143,064
26,000	4.119	01/31/26	26,012
78,000	4.120	01/31/26	78,035
195,000	4.121	01/31/26	195,088
169,000	4.121	01/31/26	169,076
208,000	4.126	01/31/26	206,712
132,000	4.127	01/31/26	131,183
117,000	4.130	01/31/26	116,276
78,000	4.131	01/31/26	77,517
143,000	4.132	01/31/26	142,115
754,000	4.132	01/31/26	749,332
132,000	4.134	01/31/26	132,059
78,000	4.134	01/31/26	77,517
208,000	4.135	01/31/26	208,093
57,000	4.136	01/31/26	56,647
156,000	4.138	01/31/26	155,034
117,000	4.139	01/31/26	117,053
70,000	4.140	01/31/26	69,567
26,000	4.143	01/31/26	25,839
322,000	4.149	01/31/26	320,006
57,000	4.149	01/31/26	57,026
65,000	4.150	01/31/26	64,598
52,000	4.150	01/31/26	51,678
754,000	4.156	01/31/26	754,339
143,000	4.156	01/31/26	143,064
156,000	4.157	01/31/26	156,070
78,000	4.158	01/31/26	78,035
52,000	4.159	01/31/26	51,678
117,000	4.159	01/31/26	116,276
195,000	4.159	01/31/26	193,793
286,000	4.160	01/31/26	284,229
52,000	4.162	01/31/26	52,023
65,000	4.162	01/31/26	65,029
221,000	4.164	01/31/26	219,632
624,000	4.164	01/31/26	620,137
130,000	4.165	01/31/26	129,195
70,000	4.166	01/31/26	70,031
481,000	4.169	01/31/26	478,022
312,000	4.170	01/31/26	312,140
91,000	4.170	01/31/26	91,041
221,000	4.170	01/31/26	221,099
624,000	4.170	01/31/26	624,280
91,000	4.171	01/31/26	90,437
312,000	4.171	01/31/26	310,068
195,000	4.174	01/31/26	195,088
104,000	4.174	01/31/26	104,047
52,000	4.174	01/31/26	52,023
117,000	4.174	01/31/26	117,053
322,000	4.177	01/31/26	322,145
481,000	4.177	01/31/26	481,216

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$104,000	4.178%	01/31/26	$103,356
403,000	4.178	01/31/26	400,505
78,000	4.185	01/31/26	78,035
208,000	4.185	01/31/26	208,093
104,000	4.186	01/31/26	103,356
130,000	4.194	01/31/26	130,058
104,000	4.195	01/31/26	104,047
403,000	4.195	01/31/26	403,181
36,230,000	4.208	01/31/26	36,005,685
25,000,000	4.208	01/31/26	24,845,215
25,000,000	4.223	01/31/26	25,011,230
41,774,000	4.223	01/31/26	41,792,765
70,000	4.225	01/31/26	69,567
39,000	4.230	01/31/26	38,758
126,000	4.232	01/31/26	125,220
56,000	4.233	01/31/26	55,653
117,000	4.234	01/31/26	117,053
70,000	4.240	01/31/26	69,567
126,000	4.240	01/31/26	125,220
168,000	4.240	01/31/26	166,960
91,000	4.242	01/31/26	91,041
143,000	4.244	01/31/26	142,115
39,000	4.250	01/31/26	39,017
70,000	4.251	01/31/26	69,567
182,000	4.252	01/31/26	180,873
117,000	4.254	01/31/26	116,276
143,000	4.257	01/31/26	143,064
182,000	4.259	01/31/26	182,082
117,000	4.264	01/31/26	116,276
260,000	4.272	01/31/26	258,390
91,000	4.273	01/31/26	90,437
377,000	4.273	01/31/26	374,666
2,015,000	4.273	01/31/26	2,002,524
108,000	4.274	01/31/26	108,048
1,820,000	4.281	01/31/26	1,808,732
70,000	4.283	01/31/26	69,567
532,000	4.283	01/31/26	528,706
312,000	4.288	01/31/26	310,068
117,000	4.288	01/31/26	116,276
70,000	4.289	01/31/26	69,567
143,000	4.305	01/31/26	142,115
1,325,000	4.308	01/31/26	1,325,595
335,000	4.308	01/31/26	335,150
91,000	4.313	01/31/26	90,437
65,000	4.314	01/31/26	64,598
91,000	4.316	01/31/26	91,041
52,000	4.334	01/31/26	51,678
65,000	4.334	01/31/26	64,598
260,000	4.343	01/31/26	258,390
144,000	4.353	01/31/26	143,108
64,000	4.353	01/31/26	63,604
52,000	4.355	01/31/26	51,678
91,000	4.379	01/31/26	90,437
45,000	4.192	02/15/26	44,977
29,578,000	4.213	02/15/26	29,562,980
35,000	4.293	02/15/26	34,982
14,967,000	3.958	03/15/26	15,020,788
13,099,200	3.930	03/31/26	12,861,265
14,967,000	3.934	03/31/26	14,816,161

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$7,125,500	4.025%	03/31/26	$7,144,984
35,627,500	4.025	03/31/26	35,724,919
45,000	4.116	03/31/26	45,123
32,415,100	4.198	03/31/26	32,503,735
72,000	4.017	04/15/26	71,897
63,000	4.041	04/15/26	62,910
27,000	4.093	04/15/26	26,961
99,000	4.096	04/15/26	98,859
63,000	4.153	04/15/26	62,910
36,000	4.161	04/15/26	35,949
99,000	4.161	04/15/26	98,859
81,000	4.170	04/15/26	80,884
180,000	4.173	04/15/26	179,743
81,000	4.176	04/15/26	80,884
216,000	4.176	04/15/26	215,692
1,395,000	4.178	04/15/26	1,393,011
261,000	4.178	04/15/26	260,628
45,000	4.178	04/15/26	44,936
45,000	4.180	04/15/26	44,936
126,000	4.181	04/15/26	125,820
36,000	4.181	04/15/26	35,949
180,000	4.182	04/15/26	179,743
1,260,000	4.184	04/15/26	1,258,203
46,818,000	4.203	04/15/26	46,751,248
143,000	4.206	04/15/26	142,796
56,000	4.213	04/15/26	55,920
1,867,800	4.009	04/30/26	1,828,875
19,269,600	4.034	04/30/26	19,379,873
5,091,700	4.036	04/30/26	4,985,590
8,034,700	4.038	04/30/26	7,867,258
28,193,600	4.040	04/30/26	27,606,050
144,000	4.047	04/30/26	140,999
90,000	4.054	04/30/26	90,515
70,000	4.057	04/30/26	70,401
25,994,400	4.060	04/30/26	25,452,681
119,000	4.064	04/30/26	116,520
25,994,400	4.068	04/30/26	26,143,157
99,000	4.096	04/30/26	96,937
27,000	4.097	04/30/26	26,437
27,000	4.103	04/30/26	27,154
99,000	4.110	04/30/26	99,566
21,493,100	4.146	04/30/26	21,045,187
13,433,200	4.150	04/30/26	13,153,254
15,085,100	4.156	04/30/26	14,770,729
81,000	4.158	04/30/26	81,463
81,000	4.159	04/30/26	79,312
7,207,700	4.163	04/30/26	7,248,947
1,260,000	4.170	04/30/26	1,233,742
126,000	4.171	04/30/26	126,721
99,000	4.173	04/30/26	96,937
1,260,000	4.176	04/30/26	1,267,210
63,000	4.177	04/30/26	63,360
63,000	4.178	04/30/26	61,687
126,000	4.181	04/30/26	123,374
99,000	4.183	04/30/26	99,566
36,000	4.189	04/30/26	35,250
45,000	4.191	04/30/26	45,257
43,846,000	4.192	04/30/26	42,932,256
162,000	4.193	04/30/26	162,927

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$45,000	4.197%	04/30/26	$44,062
216,000	4.202	04/30/26	211,499
81,000	4.202	04/30/26	79,312
216,000	4.206	04/30/26	217,236
81,000	4.206	04/30/26	81,463
36,000	4.208	04/30/26	35,250
261,000	4.209	04/30/26	255,561
1,395,000	4.209	04/30/26	1,365,928
180,000	4.211	04/30/26	176,249
180,000	4.212	04/30/26	176,249
261,000	4.212	04/30/26	262,494
709,000	4.212	04/30/26	713,057
49,478,000	4.213	04/30/26	49,761,145
85,000	4.224	04/30/26	83,229
84,000	4.225	04/30/26	82,249
189,000	4.225	04/30/26	185,061
112,000	4.279	04/30/26	109,666
216,000	3.998	05/15/26	212,553
168,000	4.007	05/15/26	165,319
72,000	4.059	05/15/26	70,851
12,045,000	4.066	05/15/26	11,852,797
264,000	4.094	05/15/26	259,787
96,000	4.129	05/15/26	94,468
168,000	4.132	05/15/26	165,319
480,000	4.132	05/15/26	472,341
120,000	4.137	05/15/26	118,085
207,000	4.138	05/15/26	203,697
96,000	4.145	05/15/26	94,468
322,000	4.148	05/15/26	316,862
120,000	4.149	05/15/26	118,085
264,000	4.153	05/15/26	259,787
270,000	4.159	05/15/26	265,692
120,000	4.159	05/15/26	118,085
3,220,000	4.161	05/15/26	3,168,618
912,000	4.171	05/15/26	897,447
120,000	4.175	05/15/26	118,085
460,000	4.181	05/15/26	452,660
3,565,000	4.188	05/15/26	3,508,113
667,000	4.188	05/15/26	656,357
30,000,000	4.193	05/15/26	29,521,289
168,000	4.193	05/15/26	165,319
91,345,000	4.194	05/15/26	89,887,405
207,000	4.195	05/15/26	203,697
552,000	4.195	05/15/26	543,192
4,991,500	3.980	05/31/26	5,023,964
6,982,600	4.005	05/31/26	6,819,627
6,982,600	4.012	05/31/26	7,028,014
99,000	4.012	05/31/26	99,644
13,965,300	4.014	05/31/26	14,056,129
77,000	4.019	05/31/26	77,501
36,000	4.019	05/31/26	35,516
24,724,000	4.046	05/31/26	24,391,771
25,000,000	4.078	05/31/26	25,162,597
42,362,000	4.176	05/31/26	42,637,518
28,000	4.243	05/31/26	27,624
99,000	3.970	06/30/26	99,553
77,000	3.977	06/30/26	77,430
22,322,100	4.002	06/30/26	22,446,790
45,418,900	4.133	06/30/26	45,672,607

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$9,865,900	3.898%	07/31/26	$9,580,906
5,732,400	3.900	07/31/26	5,566,810
10,000,000	3.900	07/31/26	10,043,555
50,000,000	3.900	07/31/26	50,217,773
50,000,000	3.902	07/31/26	48,555,664
9,284,700	3.902	07/31/26	9,016,495
14,883,000	3.965	07/31/26	14,947,822
66,603,800	3.885	08/31/26	64,601,783
8,279,200	3.910	08/31/26	8,030,339

			1,233,340,962

TOTAL U.S. TREASURY NOTES (Cost $1,232,408,870)			1,233,340,962

TOTAL INVESTMENTS - 99.8% (Cost $6,227,520,270)			$6,230,564,205

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%			14,663,719

NET ASSETS - 100.0%			$6,245,227,924

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Notes – 34.3%

U.S. Treasury Notes
$3,934,400	1.625	%(a)	05/15/26	$3,871,920
18,503,000	1.625	(a)	09/30/26	18,075,801
8,203,000	1.500	(a)	01/31/27	7,951,821
324,000	4.125	(a)	01/31/27	325,674
200,000	3.750	(a)	06/30/27	200,361
18,618,000	2.250	(a)	08/15/27	18,133,896
2,462,200	4.250	(a)	01/15/28	2,498,038
40,481,800	0.750	(a)	01/31/28	37,838,672
6,764,000	3.750	(a)	04/15/28	6,790,649
811,000	3.875	(a)	07/15/28	817,391
1,261,000	1.125	(a)	08/31/28	1,173,308
2,491,100	3.750	(a)	12/31/28	2,502,582
1,230,100	4.625	(a)	04/30/29	1,272,310
21,792,000	4.000	(a)	10/31/29	22,088,425
42,604,000	3.875	(a)	11/30/29	42,967,227
2,471,900	4.000	(a)	02/28/30	2,506,892
524,000	3.875	(a)	04/30/30	528,512
21,780,000	1.250	(a)	08/15/31	18,821,929
12,549,000	2.875	(a)	05/15/32	11,787,808
1,241,700	4.125	(a)	11/15/32	1,255,815
14,994,000	4.000	(a)	02/15/34	14,910,550
1,937,300	4.625	(a)	02/15/35	2,003,972
634,500	4.250	(a)	05/15/35	636,731

TOTAL U.S. TREASURY NOTES (Cost $217,222,057)				218,960,284

Mortgage-Backed Securities – 24.1%

Federal Home Loan Mortgage Corporation
1,317,895	2.000		04/01/36	1,221,449
1,823,768	2.000		09/01/36	1,680,254
201,423	4.500		07/01/48	196,580
195,266	2.500		11/01/50	166,173
8,263,033	2.000		03/01/51	6,622,679
7,334,212	2.000		05/01/51	5,847,989
2,307,311	2.500		05/01/51	1,930,220
9,586,386	2.500		08/01/51	8,112,099
2,328,953	3.000		05/01/52	2,022,975
865,659	3.500		05/01/52	782,996
164,333	4.500		05/01/52	158,968
3,134,262	3.000		08/01/52	2,766,395
1,154,771	4.000		08/01/52	1,079,309
Federal National Mortgage Association
3,139,583	2.000		08/01/36	2,887,720
2,000,000	1.500		TBA-15yr(b)	1,788,125
2,000,000	2.500		TBA-15yr(b)	1,876,484
1,000,000	3.000		TBA-15yr(b)	956,211
1,000,000	5.000		TBA-15yr(b)	1,010,273
2,117,591	3.500		07/01/45	1,963,979
52,792	4.500		06/01/48	51,710
302,681	4.500		07/01/48	296,467
20,699	5.000		12/01/48	20,822
37,299	4.500		01/01/49	36,487
29,398	4.500		08/01/49	28,735
466,361	4.500		08/01/49	456,073
187,741	5.000		12/01/49	188,404
21,774	4.500		01/01/50	21,304
93,268	4.500		03/01/50	90,724

Principal Amount	Interest Rate	Maturity Date	Value

	Mortgage-Backed Securities – (continued)

Federal National Mortgage Association – (continued)
$53,890	5.000%	04/01/50	$55,281
1,294,349	2.500	06/01/50	1,101,466
41,602	4.500	10/01/50	40,439
77,762	4.500	10/01/50	75,996
1,686,234	2.500	11/01/50	1,428,966
1,709,676	2.500	01/01/51	1,433,319
82,616	2.500	02/01/51	70,290
456,547	2.500	03/01/51	386,592
831,012	2.000	04/01/51	665,434
3,629,949	2.000	05/01/51	2,897,788
777,497	2.000	09/01/51	618,546
569,863	2.500	09/01/51	482,587
2,248,417	2.500	10/01/51	1,904,155
1,035,515	2.500	11/01/51	876,896
1,317,473	2.500	11/01/51	1,115,645
2,121,483	4.500	10/01/52	2,045,326
731,789	5.000	10/01/52	722,668
824,095	5.000	11/01/52	818,982
1,137,674	3.500	12/01/52	1,031,116
1,083,330	4.000	12/01/52	1,017,410
8,000,000	3.000	TBA-30yr(b)	6,930,000
1,000,000	1.500	TBA-30yr(b)	754,219
4,000,000	3.500	TBA-30yr(b)	3,613,750
6,000,000	4.000	TBA-30yr(b)	5,600,625
2,000,000	4.500	TBA-30yr(b)	1,923,125
7,000,000	5.000	TBA-30yr(b)	6,903,750
4,000,000	6.500	TBA-30yr(b)	4,145,625
1,000,000	7.000	TBA-30yr(b)	1,051,875
6,000,000	2.000	TBA-30yr(b)	4,764,375
13,000,000	5.500	TBA-30yr(b)	13,077,188
5,000,000	6.000	TBA-30yr(b)	5,109,375
Government National Mortgage Association
41,817	5.000	12/20/48	42,156
22,553	5.000	05/20/49	22,644
236,341	3.000	09/20/49	210,163
81,879	4.500	03/20/50	78,854
42,815	5.000	05/20/50	43,596
176,300	4.000	09/20/50	167,872
2,743,281	2.000	11/20/50	2,247,016
626,575	3.000	07/20/51	555,525
2,930,949	2.000	09/20/51	2,408,363
4,873,900	2.500	09/20/51	4,158,700
1,926,817	4.500	10/20/52	1,872,322
1,523,614	4.000	05/20/53	1,432,812
2,000,000	4.500	TBA-30yr(b)	1,925,000
4,000,000	5.000	TBA-30yr(b)	3,957,500
1,000,000	2.000	TBA-30yr(b)	818,750
1,000,000	2.500	TBA-30yr(b)	852,812
4,000,000	3.000	TBA-30yr(b)	3,541,875
5,000,000	3.500	TBA-30yr(b)	4,550,000
1,000,000	4.000	TBA-30yr(b)	932,500
4,000,000	5.500	TBA-30yr(b)	4,030,625
2,000,000	6.000	TBA-30yr(b)	2,040,312
1,000,000	6.500	TBA-30yr(b)	1,028,438

TOTAL MORTGAGE-BACKED SECURITIES (Cost $153,761,482)			153,842,248

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 22.0%

Aerospace & Defense – 0.5%
Boeing Co. (The)
$35,000	3.250%	02/01/35(c)	$29,968
100,000	3.300	03/01/35(c)	85,371
164,000	3.650	03/01/47(c)	117,128
50,000	3.750	02/01/50(c)	35,842
364,000	5.805	05/01/50(c)	353,303
223,000	3.825	03/01/59(c)	152,052
135,000	5.930	05/01/60(c)	131,130
General Dynamics Corp.
209,000	3.625	04/01/30(c)	205,691
L3Harris Technologies, Inc.
150,000	5.050	06/01/29(c)	154,218
100,000	1.800	01/15/31(c)	87,558
Leidos, Inc.
100,000	4.375	05/15/30(c)	99,684
100,000	5.400	03/15/32(c)	103,288
Lockheed Martin Corp.
239,000	5.250	01/15/33(c)	249,398
196,000	5.700	11/15/54(c)	196,124
Northrop Grumman Corp.
200,000	3.250	01/15/28(c)	196,393
100,000	5.200	06/01/54(c)	91,968
RTX Corp.
400,000	6.100	03/15/34(c)	435,625
188,000	6.400	03/15/54(c)	204,133
Textron, Inc.
80,000	3.000	06/01/30(c)	75,207
100,000	2.450	03/15/31(c)	89,875

			3,093,956

Agriculture – 0.1%
Archer-Daniels-Midland Co.
50,000	5.375	09/15/35	52,390
292,000	4.500	03/15/49(c)	246,675
Bunge Ltd. Finance Corp.
100,000	4.100	01/07/28(c)	100,085
100,000	2.750	05/14/31(c)	91,476

			490,626

Banks – 4.3%
American Express Co.
172,000	2.550	03/04/27(c)	168,247
	(SOFR + 0.970%)
52,000	5.389	07/28/27(c)(d)	52,521
	(SOFR + 1.835%)
188,000	5.043	05/01/34(c)(d)	191,101
	(SOFR + 1.790%)
287,000	5.667	04/25/36(c)(d)	299,989
Bank of America Corp.
	(SOFR + 0.960%)
57,000	1.734	07/22/27(c)(d)	55,735
	(SOFR + 1.340%)
183,000	5.933	09/15/27(c)(d)	185,934
	(TSFR3M + 1.774%)
100,000	3.705	04/24/28(c)(d)	99,146
	(TSFR3M + 1.302%)
142,000	3.419	12/20/28(c)(d)	139,464
	(SOFR + 0.830%)
283,000	4.979	01/24/29(c)(d)	287,893

Principal Amount	Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 1.630%)
$340,000	5.202%	04/25/29(c)(d)	$348,562
	(SOFR + 1.000%)
280,000	5.162	01/24/31(c)(d)	288,710
	(SOFR + 2.150%)
180,000	2.592	04/29/31(c)(d)	166,507
	(SOFR + 1.650%)
272,000	5.468	01/23/35(c)(d)	281,575
	(US 5 Year CMT T-Note + 1.200%)
84,000	2.482	09/21/36(c)(d)	72,876
	(TSFR3M + 2.076%)
394,000	4.244	04/24/38(c)(d)	360,527
100,000	7.750	05/14/38	120,096
	(SOFR + 1.560%)
20,000	2.972	07/21/52(c)(d)	12,881
Bank of America Corp., MTN
	(SOFR + 1.010%)
42,000	1.197	10/24/26(c)(d)	41,824
	(TSFR3M + 1.322%)
80,000	3.559	04/23/27(c)(d)	79,702
75,000	3.248	10/21/27(c)	73,864
	(SOFR + 2.040%)
444,000	4.948	07/22/28(c)(d)	449,753
	(TSFR3M + 1.472%)
292,000	3.974	02/07/30(c)(d)	289,406
	(TSFR3M + 1.252%)
106,000	2.496	02/13/31(c)(d)	98,116
	(SOFR + 1.530%)
40,000	1.898	07/23/31(c)(d)	35,535
	(SOFR + 1.930%)
146,000	2.676	06/19/41(c)(d)	105,381
	(TSFR3M + 3.412%)
154,000	4.083	03/20/51(c)(d)	120,817
	(SOFR + 1.880%)
60,000	2.831	10/24/51(c)(d)	37,479
Bank of America Corp., Series L
67,000	4.183	11/25/27(c)	66,944
73,000	4.750	04/21/45	64,403
Bank of America Corp., Series N
	(SOFR + 1.650%)
42,000	3.483	03/13/52(c)(d)	29,836
Bank of New York Mellon Corp. (The)
	(SOFR + 1.026%)
100,000	4.947	04/26/27(c)(d)	100,531
	(SOFR + 0.887%)
191,000	4.942	02/11/31(c)(d)	196,386
Bank of New York Mellon Corp. (The), MTN
14,000	2.800	05/04/26(c)	13,876
228,000	3.400	01/29/28(c)	226,028
16,000	1.800	07/28/31(c)	14,072
Capital One Financial Corp.
	(SOFR + 2.440%)
292,000	7.149	10/29/27(c)(d)	301,130
10,000	3.800	01/31/28(c)	9,919
50,000	6.700	11/29/32(c)	55,059
	(SOFR + 2.057%)
41,000	4.927	05/10/28(c)(d)	41,459

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 1.337%)
$95,000	2.359%	07/29/32(c)(d)	$82,113
	(SOFR + 2.600%)
343,000	5.817	02/01/34(c)(d)	356,556
Charles Schwab Corp. (The)
310,000	2.900	03/03/32(c)	281,137
	(SOFR + 2.010%)
384,000	6.136	08/24/34(c)(d)	417,158
Citibank NA
1,000,000	4.914	05/29/30(c)	1,026,060
Citigroup, Inc. (TSFR3M + 1.825%)
928,000	3.887	01/10/28(c)(d)	922,432
	(SOFR + 1.887%)
168,000	4.658	05/24/28(c)(d)	169,084
	(SOFR + 1.364%)
390,000	5.174	02/13/30(c)(d)	400,236
	(SOFR + 1.422%)
266,000	2.976	11/05/30(c)(d)	251,190
	(SOFR + 2.056%)
188,000	5.827	02/13/35(c)(d)	192,984
	(SOFR + 1.447%)
478,000	5.449	06/11/35(c)(d)	490,268
	(SOFR + 4.548%)
135,000	5.316	03/26/41(c)(d)	132,256
Citizens Bank NA
376,000	3.750	02/18/26(c)	374,612
Citizens Financial Group, Inc.
15,000	2.850	07/27/26(c)	14,814
196,000	2.500	02/06/30(c)	179,893
Discover Bank
147,000	3.450	07/27/26(c)	145,793
Fifth Third Bancorp
88,000	2.550	05/05/27(c)	85,878
144,000	3.950	03/14/28(c)	143,905
40,000	8.250	03/01/38	49,002
First Horizon Corp. (SOFR + 1.766%)
270,000	5.514	03/07/31(c)(d)	278,165
Huntington Bancshares, Inc. (SOFR + 2.020%)
100,000	6.208	08/21/29(c)(d)	105,251
JPMorgan Chase & Co.
40,000	7.625	10/15/26	41,531
155,000	8.000	04/29/27	164,503
80,000	4.250	10/01/27	80,571
100,000	8.750	09/01/30	119,584
160,000	5.500	10/15/40	163,118
15,000	5.400	01/06/42	15,000
80,000	5.625	08/16/43	81,471
40,000	4.850	02/01/44	37,055
	(TSFR3M + 1.599%)
346,000	3.782	02/01/28(c)(d)	344,185
	(TSFR3M + 1.642%)
50,000	3.540	05/01/28(c)(d)	49,650
120,000	3.964	11/15/48(c)(d)	95,442
	(SOFR + 1.990%)
361,000	4.851	07/25/28(c)(d)	365,670

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 0.860%)
$100,000	4.505%	10/22/28(c)(d)	$100,754
	(TSFR3M + 1.592%)
40,000	4.452	12/05/29(c)(d)	40,314
	(TSFR3M + 1.510%)
128,000	2.739	10/15/30(c)(d)	120,644
407,000	2.525	11/19/41(c)(d)	289,597
	(SOFR + 1.040%)
100,000	4.603	10/22/30(c)(d)	101,229
	(TSFR3M + 1.105%)
79,000	1.764	11/19/31(c)(d)	69,522
	(SOFR + 1.180%)
100,000	2.545	11/08/32(c)(d)	89,063
	(SOFR + 1.800%)
224,000	4.586	04/26/33(c)(d)	223,006
	(SOFR + 2.080%)
100,000	4.912	07/25/33(c)(d)	101,268
	(SOFR + 1.460%)
76,000	5.294	07/22/35(c)(d)	77,548
	(TSFR3M + 1.622%)
152,000	3.882	07/24/38(c)(d)	135,146
	(TSFR3M + 2.460%)
100,000	3.109	04/22/41(c)(d)	77,304
	(SOFR + 1.550%)
133,000	5.534	11/29/45(c)(d)	133,314
	(TSFR3M + 1.842%)
67,000	4.260	02/22/48(c)(d)	55,872
	(SOFR + 2.440%)
185,000	3.109	04/22/51(c)(d)	124,248
	(SOFR + 1.580%)
105,000	3.328	04/22/52(c)(d)	72,851
JPMorgan Chase Financial Co. LLC, Series MTN
725,000	5.000	08/28/28(c)	726,586
KeyCorp (SOFRINDX + 2.420%)
290,000	6.401	03/06/35(c)(d)	311,624
M&T Bank Corp. (SOFR + 1.850%)
100,000	5.053	01/27/34(c)(d)	99,434
Morgan Stanley (SOFR + 0.879%)
50,000	1.593	05/04/27(c)(d)	49,075
	(SOFR + 1.555%)
500,000	5.320	07/19/35(c)(d)	509,056
	(SOFR + 1.360%)
96,000	2.484	09/16/36(c)(d)	83,000
	(SOFR + 1.485%)
30,000	3.217	04/22/42(c)(d)	22,896
Morgan Stanley, GMTN
16,000	3.875	01/27/26	15,969
100,000	4.350	09/08/26	100,130
	(TSFR3M + 1.890%)
320,000	4.431	01/23/30(c)(d)	321,589
Morgan Stanley, MTN (SOFR + 3.120%)
1,954,000	3.622	04/01/31(c)(d)	1,889,280
	(SOFR + 1.034%)
50,000	1.794	02/13/32(c)(d)	43,347

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 1.870%)
$543,000	5.250%	04/21/34(c)(d)	$554,539
238,000	4.375	01/22/47	201,671
(SOFR + 1.430%)
37,000	2.802	01/25/52(c)(d)	22,765
Northern Trust Corp.
50,000	1.950	05/01/30(c)	45,531
(3M USD LIBOR + 1.131%)
100,000	3.375	05/08/32(c)(d)	98,009
PNC Bank NA
250,000	4.050	07/26/28	249,405
PNC Financial Services Group, Inc. (The)
(SOFRINDX + 1.730%)
19,000	6.615	10/20/27(c)(d)	19,476
(SOFR + 0.979%)
50,000	2.307	04/23/32(c)(d)	44,624
(SOFR + 1.933%)
292,000	5.068	01/24/34(c)(d)	295,456
(SOFR + 2.284%)
188,000	6.875	10/20/34(c)(d)	211,589
(SOFR + 1.394%)
15,000	5.575	01/29/36(c)(d)	15,526
Regions Financial Corp.
(SOFR + 2.060%)
125,000	5.502	09/06/35(c)(d)	127,071
Santander Holdings USA, Inc.
80,000	4.400	07/13/27(c)	80,267
(SOFR + 1.249%)
204,000	2.490	01/06/28(c)(d)	199,137
(SOFR + 2.356%)
58,000	6.499	03/09/29(c)(d)	60,640
State Street Corp.
500,000	4.536	02/28/28(c)	507,293
100,000	2.400	01/24/30	93,813
(SOFR + 1.484%)
300,000	5.684	11/21/29(c)(d)	315,145
(SOFR + 1.002%)
100,000	2.623	02/07/33(c)(d)	89,523
(SOFR + 1.490%)
486,000	3.031	11/01/34(c)(d)	455,081
Synchrony Financial
108,000	3.950	12/01/27(c)	106,671
92,000	2.875	10/28/31(c)	81,483
Truist Financial Corp., MTN
(SOFR + 1.620%)
266,000	5.435	01/24/30(c)(d)	275,708
(SOFR + 2.240%)
196,000	4.916	07/28/33(c)(d)	192,829
(SOFR + 1.922%)
188,000	5.711	01/24/35(c)(d)	196,140
U.S. Bancorp
(SOFR + 1.230%)
100,000	4.653	02/01/29(c)(d)	101,101
(US 5 Year CMT T-Note + 0.950%)
100,000	2.491	11/03/36(c)(d)	85,924
U.S. Bancorp, MTN
222,000	3.900	04/26/28(c)	221,711

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
U.S. Bancorp, MTN – (continued)
$80,000	3.000%	07/30/29(c)	$76,466
40,000	1.375	07/22/30(c)	34,964
U.S. Bancorp, Series X
140,000	3.150	04/27/27(c)	138,149
US Bancorp
(SOFR + 2.020%)
100,000	5.775	06/12/29(c)(d)	104,276
Wells Fargo & Co.
42,000	3.000	04/22/26	41,676
120,000	5.606	01/15/44	117,472
60,000	3.900	05/01/45	47,781
(SOFR + 2.020%)
277,000	5.389	04/24/34(c)(d)	285,480
(SOFR + 1.740%)
289,000	5.605	04/23/36(c)(d)	300,578
Wells Fargo & Co., MTN
(TSFR3M + 1.572%)
50,000	3.584	05/22/28(c)(d)	49,478
(SOFR + 2.100%)
613,000	2.393	06/02/28(c)(d)	594,128
25,000	4.150	01/24/29(c)	24,978
274,000	4.750	12/07/46	235,840
(SOFR + 1.740%)
285,000	5.574	07/25/29(c)(d)	295,684
(TSFR3M + 1.432%)
52,000	2.879	10/30/30(c)(d)	49,189
(TSFR3M + 1.262%)
256,000	2.572	02/11/31(c)(d)	237,406
(TSFR3M + 4.032%)
340,000	4.478	04/04/31(c)(d)	340,868
Wells Fargo Bank NA
300,000	6.600	01/15/38	335,741

			27,481,799

Basic Industry – 0.2%
Air Products and Chemicals, Inc.
150,000	4.600	02/08/29(c)	152,623
Albemarle Corp.
50,000	4.650	06/01/27(c)	50,002
Celanese U.S. Holdings LLC
94,000	7.200	11/15/33(c)	97,760
Dow Chemical Co. (The)
196,000	4.375	11/15/42(c)	157,625
60,000	3.600	11/15/50(c)	39,725
DuPont de Nemours, Inc.
100,000	4.725	11/15/28(c)	101,986
Huntsman International LLC
50,000	4.500	05/01/29(c)	47,956
Linde, Inc.
61,000	1.100	08/10/30(c)	52,992
LYB International Finance III LLC
40,000	2.250	10/01/30(c)	35,770
271,000	3.625	04/01/51(c)	175,791
RPM International, Inc.
150,000	4.250	01/15/48(c)	123,112
Sherwin-Williams Co. (The)
188,000	3.450	06/01/27(c)	185,695

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Basic Industry – (continued)
Westlake Corp.
$175,000	3.125%	08/15/51(c)	$106,410

			1,327,447

Broadcasting – 0.0%
Discovery Communications LLC
190,000	5.300	05/15/49(c)	93,100

Brokerage – 0.2%
Affiliated Managers Group, Inc.
130,000	3.300	06/15/30(c)	123,377
BlackRock Funding, Inc.
228,000	4.600	07/26/27(c)	230,901
Blackrock, Inc.
140,000	4.750	05/25/33(c)	142,297
Cboe Global Markets, Inc.
82,000	3.650	01/12/27(c)	81,514
CME Group, Inc.
100,000	4.150	06/15/48(c)	83,072
Intercontinental Exchange, Inc.
94,000	4.600	03/15/33(c)	94,190
Jefferies Financial Group, Inc.
40,000	4.850	01/15/27	40,307
40,000	4.150	01/23/30	39,486
84,000	6.250	01/15/36	88,481
20,000	6.500	01/20/43	21,049
Raymond James Financial, Inc.
50,000	4.650	04/01/30(c)	51,027

			995,701

Building Materials – 0.0%
Masco Corp.
50,000	1.500	02/15/28(c)	46,750
Owens Corning
50,000	3.500	02/15/30(c)	48,344
Vulcan Materials Co.
50,000	5.350	12/01/34(c)	51,440

			146,534

Capital Goods – 1.1%
3M Co.
50,000	2.375	08/26/29(c)	46,873
Carlisle Cos., Inc.
100,000	3.750	12/01/27(c)	99,062
Caterpillar Financial Services Corp., MTN
50,000	3.600	08/12/27	49,735
Caterpillar, Inc.
50,000	3.803	08/15/42	41,311
296,000	3.250	04/09/50(c)	208,064
Cintas Corp. No 2
50,000	4.000	05/01/32(c)	48,612
CNH Industrial Capital LLC
50,000	1.450	07/15/26(c)	48,758
Corning, Inc.
67,000	5.350	11/15/48(c)	63,185
45,000	4.375	11/15/57(c)	36,158
Cummins, Inc.
50,000	5.150	02/20/34(c)	51,212
107,000	2.600	09/01/50(c)	63,199
Deere & Co.
25,000	3.900	06/09/42(c)	21,200

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Deere & Co. – (continued)
$40,000	2.875%	09/07/49(c)	$26,284
25,000	3.750	04/15/50(c)	19,201
Dover Corp.
50,000	6.600	03/15/38	55,104
Eaton Corp.
200,000	4.150	03/15/33(c)	195,644
Flowserve Corp.
140,000	3.500	10/01/30(c)	133,244
Honeywell International, Inc.
50,000	4.250	01/15/29(c)	50,391
100,000	2.700	08/15/29(c)	95,088
188,000	1.950	06/01/30(c)	170,470
Illinois Tool Works, Inc.
115,000	3.900	09/01/42(c)	95,282
Ingersoll Rand, Inc.
90,000	5.176	06/15/29(c)	92,992
Jabil, Inc.
9,000	4.250	05/15/27(c)	8,996
80,000	3.600	01/15/30(c)	76,870
Jacobs Engineering Group, Inc.
35,000	6.350	08/18/28(c)	36,917
John Deere Capital Corp., MTN
90,000	4.800	01/09/26	90,122
110,000	4.900	06/11/27	112,011
290,000	4.750	01/20/28	295,387
35,000	2.800	07/18/29	33,476
80,000	2.450	01/09/30	74,841
Johnson Controls International PLC
100,000	4.500	02/15/47(c)	84,493
Johnson Controls International PLC / Tyco Fire & Security
Finance SCA
100,000	5.500	04/19/29(c)	104,229
100,000	2.000	09/16/31(c)	87,062
Kennametal, Inc.
50,000	4.625	06/15/28(c)	50,317
Lennox International, Inc.
50,000	5.500	09/15/28(c)	51,724
Otis Worldwide Corp.
60,000	2.293	04/05/27(c)	58,277
150,000	5.250	08/16/28(c)	154,539
Quanta Services, Inc.
196,000	2.900	10/01/30(c)	182,531
Regal Rexnord Corp.
264,000	6.050	04/15/28(c)	273,266
135,000	6.300	02/15/30(c)	143,056
Republic Services, Inc.
187,000	1.750	02/15/32(c)	159,935
150,000	2.375	03/15/33(c)	128,913
145,000	5.200	11/15/34(c)	148,912
Roper Technologies, Inc.
120,000	4.200	09/15/28(c)	120,180
470,000	1.750	02/15/31(c)	407,462
Teledyne Technologies, Inc.
15,000	2.250	04/01/28(c)	14,282
Timken Co. (The)
100,000	4.125	04/01/32(c)	94,602

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Trane Technologies Financing Ltd.
$50,000	3.800%	03/21/29(c)	$49,570
Trane Technologies Global Holding Co. Ltd.
100,000	3.750	08/21/28(c)	99,464
Waste Management, Inc.
100,000	3.150	11/15/27(c)	98,259
1,000,000	3.875	01/15/29(c)	989,692
100,000	4.100	03/01/45(c)	82,842
135,000	4.150	07/15/49(c)	109,049
50,000	2.500	11/15/50(c)	29,389
Westinghouse Air Brake Technologies Corp.
75,000	3.450	11/15/26(c)	74,251
117,000	4.700	09/15/28(c)	118,641
WRKCo, Inc.
100,000	3.900	06/01/28(c)	99,174
WW Grainger, Inc.
60,000	4.600	06/15/45(c)	53,266
94,000	3.750	05/15/46(c)	73,080
Xylem, Inc.
15,000	3.250	11/01/26(c)	14,822
420,000	1.950	01/30/28(c)	401,013

			6,995,981

Communications – 0.5%
Charter Communications Operating LLC / Charter
Communications Operating Capital
82,000	3.750	02/15/28(c)	80,751
82,000	4.200	03/15/28(c)	81,496
90,000	5.050	03/30/29(c)	91,358
40,000	2.800	04/01/31(c)	36,090
255,000	6.650	02/01/34(c)	272,393
72,000	6.384	10/23/35(c)	74,957
66,000	5.375	04/01/38(c)	61,797
85,000	6.484	10/23/45(c)	82,594
60,000	5.750	04/01/48(c)	53,478
40,000	5.125	07/01/49(c)	32,458
40,000	6.834	10/23/55(c)	39,985
85,000	3.850	04/01/61(c)	51,880
60,000	4.400	12/01/61(c)	40,758
Comcast Corp.
360,000	4.550	01/15/29(c)	365,317
102,000	4.250	01/15/33	99,129
90,000	3.969	11/01/47(c)	68,721
366,000	2.800	01/15/51(c)	216,641
464,000	2.887	11/01/51(c)	279,337
80,000	5.350	05/15/53(c)	73,479
246,000	2.937	11/01/56(c)	142,716
100,000	2.650	08/15/62(c)	51,285
70,000	2.987	11/01/63(c)	38,817
Time Warner Cable Enterprises LLC
94,000	8.375	07/15/33	109,579
Time Warner Cable LLC
57,000	6.750	06/15/39	59,042
15,000	5.875	11/15/40(c)	14,323
57,000	5.500	09/01/41(c)	51,545
TWDC Enterprises 18 Corp.
15,000	4.375	08/16/41	13,188
TWDC Enterprises 18 Corp., GMTN
15,000	4.125	06/01/44	12,476

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Communications – (continued)
TWDC Enterprises 18 Corp., MTN
$228,000	2.950%	06/15/27	$224,545
Walt Disney Co. (The)
226,000	2.200	01/13/28	217,646
80,000	2.000	09/01/29(c)	74,059
80,000	3.800	03/22/30	79,106
90,000	3.500	05/13/40(c)	74,381
15,000	4.750	09/15/44(c)	13,564
50,000	3.600	01/13/51(c)	36,825

			3,315,716

Consumer Cyclical – 1.8%
Amazon.com, Inc.
106,000	3.300	04/13/27(c)	105,199
228,000	3.150	08/22/27(c)	225,068
42,000	2.100	05/12/31(c)	37,710
196,000	3.875	08/22/37(c)	178,340
80,000	4.050	08/22/47(c)	65,799
104,000	2.500	06/03/50(c)	62,194
196,000	3.950	04/13/52(c)	153,273
75,000	4.250	08/22/57(c)	61,019
200,000	2.700	06/03/60(c)	114,836
American Honda Finance Corp.
826,000	4.550	03/03/28	834,570
100,000	4.600	04/17/30	101,055
American Honda Finance Corp., GMTN
112,000	5.125	07/07/28	114,941
Aptiv Swiss Holdings Ltd.
100,000	5.400	03/15/49(c)	87,365
AutoZone, Inc.
34,000	4.000	04/15/30(c)	33,523
Best Buy Co., Inc.
190,000	4.450	10/01/28(c)	191,249
Costco Wholesale Corp.
40,000	3.000	05/18/27(c)	39,474
8,000	1.750	04/20/32(c)	6,864
DR Horton, Inc.
94,000	1.400	10/15/27(c)	88,943
eBay, Inc.
84,000	6.300	11/22/32(c)	92,079
Expedia Group, Inc.
158,000	3.800	02/15/28(c)	156,461
Ford Motor Co.
18,000	3.250	02/12/32(c)	15,499
Ford Motor Credit Co. LLC
290,000	6.798	11/07/28(c)	301,653
217,000	5.875	11/07/29(c)	219,185
200,000	6.054	11/05/31(c)	202,525
250,000	7.122	11/07/33(c)	261,133
General Motors Co.
47,000	6.800	10/01/27(c)	49,064
80,000	5.600	10/15/32(c)	82,351
25,000	6.600	04/01/36(c)	26,475
120,000	5.400	04/01/48(c)	105,955
General Motors Financial Co., Inc.
140,000	5.400	05/08/27	142,462
21,000	2.400	04/10/28(c)	20,006
100,000	2.400	10/15/28(c)	94,335
122,000	2.700	06/10/31(c)	108,553

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
General Motors Financial Co., Inc. – (continued)
$18,000	5.600%	06/18/31(c)	$18,620
109,000	5.450	09/06/34(c)	107,908
196,000	5.900	01/07/35(c)	199,116
Home Depot, Inc. (The)
234,000	2.800	09/14/27(c)	228,932
100,000	0.900	03/15/28(c)	92,941
100,000	1.375	03/15/31(c)	85,982
5,000	4.500	09/15/32(c)	5,050
63,000	3.125	12/15/49(c)	42,340
292,000	3.625	04/15/52(c)	211,793
Hyatt Hotels Corp.
500,000	5.750	04/23/30(c)	519,826
Lennar Corp.
106,000	4.750	11/29/27(c)	106,834
Lowe’s Cos., Inc.
92,000	2.625	04/01/31(c)	83,913
175,000	5.150	07/01/33(c)	178,839
100,000	3.000	10/15/50(c)	61,976
140,000	5.625	04/15/53(c)	134,074
100,000	4.450	04/01/62(c)	76,763
Marriott International, Inc., Series FF
196,000	4.625	06/15/30(c)	197,453
Mastercard, Inc.
15,000	3.300	03/26/27(c)	14,867
94,000	3.950	02/26/48(c)	74,971
50,000	3.850	03/26/50(c)	38,806
McDonald’s Corp., MTN
150,000	3.500	03/01/27(c)	148,834
172,000	3.500	07/01/27(c)	170,476
45,000	4.700	12/09/35(c)	44,335
24,000	4.875	12/09/45(c)	21,777
60,000	4.450	09/01/48(c)	50,370
18,000	5.150	09/09/52(c)	16,586
MDC Holdings, Inc.
76,000	2.500	01/15/31(c)	67,376
40,000	6.000	01/15/43(c)	36,555
190,000	3.966	08/06/61(c)	121,231
NIKE, Inc.
50,000	3.875	11/01/45(c)	39,745
20,000	3.375	03/27/50(c)	14,086
O’Reilly Automotive, Inc.
80,000	4.200	04/01/30(c)	79,727
PulteGroup, Inc.
88,000	6.375	05/15/33	95,906
Royal Caribbean Cruises Ltd.
312,000	3.700	03/15/28(c)	307,944
Starbucks Corp.
150,000	4.850	02/08/27(c)	151,580
30,000	3.750	12/01/47(c)	21,994
246,000	3.350	03/12/50(c)	164,588
Tapestry, Inc.
33,000	4.125	07/15/27(c)	32,862
Target Corp.
12,000	4.500	09/15/32(c)	12,035
100,000	3.900	11/15/47(c)	77,552
292,000	4.800	01/15/53(c)	257,549

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Toll Brothers Finance Corp.
$1,000,000	4.875%	03/15/27(c)	$1,006,871
Toyota Motor Credit Corp.
292,000	5.200	05/15/26	293,909
40,000	3.650	01/08/29	39,522
90,000	5.550	11/20/30	95,457
10,000	5.100	03/21/31	10,371
100,000	1.900	09/12/31	87,055
Toyota Motor Credit Corp., MTN
6,000	0.800	01/09/26	5,929
50,000	3.200	01/11/27	49,475
94,000	1.150	08/13/27	89,196
80,000	3.375	04/01/30	77,364
Visa, Inc.
40,000	1.900	04/15/27(c)	38,804
77,000	0.750	08/15/27(c)	72,692
201,000	2.750	09/15/27(c)	196,658
40,000	4.300	12/14/45(c)	34,549
Walmart, Inc.
100,000	7.550	02/15/30	114,455
122,000	1.800	09/22/31(c)	107,394
100,000	5.250	09/01/35	104,741
340,000	2.650	09/22/51(c)	209,210

			11,426,922

Consumer Noncyclical – 2.1%
Abbott Laboratories
150,000	4.750	11/30/36(c)	149,133
94,000	6.000	04/01/39	103,207
40,000	4.750	04/15/43(c)	37,429
AbbVie, Inc.
14,000	2.950	11/21/26(c)	13,821
192,000	4.800	03/15/27(c)	194,024
94,000	4.625	10/01/42(c)	85,341
188,000	4.400	11/06/42	164,934
354,000	4.700	05/14/45(c)	316,639
135,000	4.450	05/14/46(c)	116,105
150,000	4.250	11/21/49(c)	122,047
Agilent Technologies, Inc.
100,000	2.750	09/15/29(c)	94,695
Altria Group, Inc.
115,000	3.400	05/06/30(c)	110,446
48,000	5.800	02/14/39(c)	49,098
40,000	4.500	05/02/43	33,270
40,000	5.375	01/31/44	38,075
75,000	3.875	09/16/46(c)	55,464
92,000	5.950	02/14/49(c)	91,534
55,000	4.450	05/06/50(c)	43,337
Amgen, Inc.
292,000	5.150	03/02/28(c)	298,411
292,000	5.250	03/02/30(c)	303,265
200,000	5.250	03/02/33(c)	205,486
195,000	3.375	02/21/50(c)	135,052
237,000	5.750	03/02/63(c)	229,023
Baxter International, Inc.
300,000	2.272	12/01/28(c)	281,702
Becton Dickinson & Co.
200,000	5.110	02/08/34(c)	203,080

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Biogen, Inc.
$292,000	2.250%	05/01/30(c)	$265,829
Bristol-Myers Squibb Co.
486,000	1.450	11/13/30(c)	424,992
100,000	5.100	02/22/31(c)	103,995
82,000	3.550	03/15/42(c)	64,724
155,000	3.700	03/15/52(c)	112,018
110,000	3.900	03/15/62(c)	78,557
Cardinal Health, Inc.
244,000	4.700	11/15/26	245,617
188,000	3.410	06/15/27(c)	185,742
Centene Corp.
338,000	4.250	12/15/27(c)	329,598
135,000	4.625	12/15/29(c)	129,625
Elevance Health, Inc.
290,000	5.500	10/15/32(c)	302,253
30,000	5.200	02/15/35(c)	30,205
50,000	6.100	10/15/52(c)	50,258
62,000	5.700	02/15/55(c)	59,086
Eli Lilly & Co.
15,000	3.100	05/15/27(c)	14,822
102,000	3.375	03/15/29(c)	100,348
400,000	4.700	02/09/34(c)	401,515
44,000	3.950	03/15/49(c)	34,735
Equifax, Inc.
40,000	3.250	06/01/26(c)	39,597
42,000	2.350	09/15/31(c)	37,095
Gilead Sciences, Inc.
200,000	5.250	10/15/33(c)	207,983
100,000	5.550	10/15/53(c)	97,549
Johnson & Johnson
50,000	6.950	09/01/29	55,760
100,000	1.300	09/01/30(c)	87,981
100,000	4.900	06/01/31(c)	104,245
300,000	5.000	03/01/35(c)	308,355
335,000	3.550	03/01/36(c)	302,885
96,000	3.400	01/15/38(c)	83,173
374,000	2.100	09/01/40(c)	259,000
340,000	4.500	09/01/40	325,362
50,000	3.750	03/03/47(c)	39,828
Kroger Co. (The)
25,000	3.875	10/15/46(c)	19,141
196,000	5.500	09/15/54(c)	184,157
77,000	5.650	09/15/64(c)	72,503
Laboratory Corp. of America Holdings
100,000	4.550	04/01/32(c)	99,260
Medtronic, Inc.
50,000	4.375	03/15/35	48,571
Merck & Co., Inc.
450,000	4.050	05/17/28(c)	452,200
196,000	5.000	05/17/53(c)	177,145
Mylan, Inc.
92,000	5.400	11/29/43(c)	77,867
77,000	5.200	04/15/48(c)	61,587
Novartis Capital Corp.
94,000	2.000	02/14/27(c)	91,641
50,000	4.000	11/20/45(c)	41,221

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Pfizer Investment Enterprises Pte Ltd.
$223,000	4.750%	05/19/33(c)	$224,157
196,000	5.300	05/19/53(c)	182,652
100,000	5.340	05/19/63(c)	90,918
Pfizer, Inc.
100,000	1.700	05/28/30(c)	89,500
486,000	1.750	08/18/31(c)	425,006
100,000	7.200	03/15/39	118,717
101,000	4.400	05/15/44	87,787
Philip Morris International, Inc.
218,000	4.875	02/13/26	218,452
250,000	5.375	02/15/33(c)	258,986
Regeneron Pharmaceuticals, Inc.
428,000	1.750	09/15/30(c)	377,620
Revvity, Inc.
100,000	1.900	09/15/28(c)	93,165
50,000	2.550	03/15/31(c)	44,680
Royalty Pharma PLC
100,000	2.200	09/02/30(c)	89,573
Stryker Corp.
130,000	4.625	09/11/34(c)	128,307
Thermo Fisher Scientific, Inc.
292,000	5.086	08/10/33(c)	300,666
Utah Acquisition Sub, Inc.
75,000	5.250	06/15/46(c)	61,323
Viatris, Inc.
92,000	2.700	06/22/30(c)	82,767
115,000	4.000	06/22/50(c)	75,645
Wyeth LLC
102,000	6.500	02/01/34	114,125
Zimmer Biomet Holdings, Inc.
50,000	5.200	09/15/34(c)	50,799
100,000	4.450	08/15/45(c)	83,064
Zoetis, Inc.
239,000	2.000	05/15/30(c)	216,690

			13,097,242

Consumer Products – 0.3%
Church & Dwight Co., Inc.
50,000	2.300	12/15/31(c)	43,993
Clorox Co. (The)
15,000	4.600	05/01/32(c)	15,050
Colgate-Palmolive Co.
150,000	3.100	08/15/27(c)	148,185
Colgate-Palmolive Co., MTN
40,000	4.000	08/15/45	32,824
15,000	3.700	08/01/47(c)	11,695
Estee Lauder Cos., Inc. (The)
50,000	1.950	03/15/31(c)	44,109
340,000	5.150	05/15/53(c)	322,983
Haleon US Capital LLC
250,000	4.000	03/24/52(c)	191,141
Hasbro, Inc.
100,000	5.100	05/15/44(c)	88,105
Kenvue, Inc.
292,000	5.050	03/22/53(c)	266,796
Kimberly-Clark Corp.
125,000	6.625	08/01/37	144,861

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Products – (continued)
Procter & Gamble Co. (The)
$40,000	1.000%	04/23/26	$39,180
94,000	2.450	11/03/26	92,417
15,000	2.850	08/11/27	14,735
100,000	1.950	04/23/31	89,828
110,000	3.600	03/25/50	83,036
Whirlpool Corp.
100,000	2.400	05/15/31(c)	84,070

			1,713,008

Distributors – 0.0%
PACCAR Financial Corp., Series MTN
50,000	5.000	03/22/34	51,092

Electric – 2.5%
AEP Transmission Co. LLC
184,000	5.400	03/15/53(c)	178,291
AES Corp. (The)
50,000	5.450	06/01/28(c)	51,296
Alabama Power Co., Series 20-A
15,000	1.450	09/15/30(c)	13,167
Alabama Power Co., Series A
94,000	4.300	07/15/48(c)	78,483
Ameren Illinois Co.
126,000	4.950	06/01/33(c)	128,139
114,000	5.900	12/01/52(c)	116,469
American Electric Power Co., Inc.
226,000	5.625	03/01/33(c)	236,758
Arizona Public Service Co.
300,000	2.600	08/15/29(c)	281,719
50,000	3.500	12/01/49(c)	34,502
Atmos Energy Corp.
300,000	2.625	09/15/29(c)	283,774
80,000	2.850	02/15/52(c)	48,914
80,000	5.750	10/15/52(c)	79,663
Berkshire Hathaway Energy Co.
188,000	2.850	05/15/51(c)	115,213
170,000	4.600	05/01/53(c)	141,349
Black Hills Corp.
20,000	2.500	06/15/30(c)	18,371
CenterPoint Energy Resources Corp.
392,000	5.250	03/01/28(c)	402,600
Cleco Corporate Holdings LLC
80,000	3.375	09/15/29(c)	75,173
Cleco Power LLC
15,000	6.000	12/01/40	15,439
Commonwealth Edison Co.
386,000	5.900	03/15/36	412,674
196,000	4.600	08/15/43(c)	173,316
100,000	4.000	03/01/49(c)	77,917
Connecticut Light and Power Co. (The)
100,000	4.650	01/01/29(c)	101,713
Constellation Energy Generation LLC
150,000	6.125	01/15/34(c)	162,818
Consumers Energy Co.
250,000	4.625	05/15/33(c)	248,133
Dominion Energy, Inc.
80,000	4.250	06/01/28(c)	80,274
Dominion Energy, Inc., Series C
296,000	3.375	04/01/30(c)	284,098

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
DTE Electric Co.
$150,000	3.950%	06/15/42(c)	$123,174
15,000	3.700	03/15/45(c)	11,694
DTE Electric Co., Series A
100,000	1.900	04/01/28(c)	94,953
40,000	4.000	04/01/43(c)	32,983
Duke Energy Carolinas LLC
112,000	3.700	12/01/47(c)	84,140
50,000	3.950	03/15/48(c)	39,483
Duke Energy Corp.
102,000	2.550	06/15/31(c)	91,655
200,000	3.750	09/01/46(c)	152,062
Duke Energy Florida LLC
25,000	3.400	10/01/46(c)	18,077
Duke Energy Indiana LLC
50,000	6.350	08/15/38	55,164
40,000	6.450	04/01/39	44,365
122,000	2.750	04/01/50(c)	74,759
Duke Energy Progress LLC
100,000	3.450	03/15/29(c)	97,979
196,000	6.300	04/01/38	214,234
15,000	4.100	05/15/42(c)	12,575
Edison International
284,000	4.125	03/15/28(c)	278,984
Entergy Arkansas LLC
100,000	4.950	12/15/44(c)	90,870
Entergy Corp.
50,000	2.800	06/15/30(c)	46,650
Entergy Louisiana LLC
100,000	3.120	09/01/27(c)	98,328
194,000	4.200	04/01/50(c)	154,756
Entergy Texas, Inc.
160,000	5.150	06/01/45(c)	147,539
Evergy Kansas Central, Inc.
100,000	3.250	09/01/49(c)	66,471
Evergy Metro, Inc., Series 2020
70,000	2.250	06/01/30(c)	64,060
Eversource Energy
200,000	5.450	03/01/28(c)	205,798
Eversource Energy, Series M
150,000	3.300	01/15/28(c)	147,214
Exelon Corp.
240,000	5.300	03/15/33(c)	247,912
70,000	5.450	03/15/34(c)	72,063
100,000	4.950	06/15/35(c)	97,584
135,000	4.450	04/15/46(c)	112,177
Florida Power & Light Co.
133,000	5.000	08/01/34(c)	134,779
486,000	5.650	02/01/37	509,220
50,000	5.125	06/01/41(c)	47,728
Georgia Power Co., Series B
168,000	2.650	09/15/29(c)	159,248
15,000	3.700	01/30/50(c)	11,207
Government National Mortgage Association
200,000	5.500	03/15/34(c)	209,210
94,000	5.700	05/15/54(c)	93,085
Idaho Power Co., MTN
50,000	3.650	03/01/45(c)	37,108

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Louisville Gas and Electric Co.
$50,000	4.375%	10/01/45(c)	$42,184
National Grid USA
100,000	8.000	11/15/30	114,838
National Rural Utilities Cooperative Finance Corp.
40,000	2.400	03/15/30(c)	37,199
National Rural Utilities Cooperative Finance Corp., MTN
100,000	5.050	09/15/28(c)	102,663
Nevada Power Co.
50,000	5.450	05/15/41(c)	49,643
NextEra Energy Capital Holdings, Inc.
165,000	5.900	03/15/55(c)	165,138
NiSource, Inc.
184,000	5.250	03/30/28(c)	189,023
Northern States Power Co.
172,000	4.500	06/01/52(c)	145,318
NSTAR Electric Co.
15,000	3.200	05/15/27(c)	14,791
100,000	3.950	04/01/30(c)	99,203
100,000	4.400	03/01/44(c)	85,694
Ohio Edison Co.
130,000	6.875	07/15/36	147,930
Ohio Power Co.
196,000	4.150	04/01/48(c)	152,256
Oklahoma Gas and Electric Co.
50,000	4.000	12/15/44(c)	40,239
Oncor Electric Delivery Co. LLC
100,000	7.000	05/01/32	113,076
150,000	3.800	09/30/47(c)	114,880
244,000	3.100	09/15/49(c)	161,206
Pacific Gas and Electric Co.
500,000	5.450	06/15/27(c)	508,381
200,000	2.100	08/01/27(c)	191,690
204,000	4.300	03/15/45(c)	157,098
150,000	4.000	12/01/46(c)	108,614
50,000	5.250	03/01/52(c)	42,782
213,000	6.750	01/15/53(c)	220,534
PacifiCorp
100,000	5.100	02/15/29(c)	102,412
200,000	5.300	02/15/31(c)	207,859
196,000	5.750	04/01/37	201,282
198,000	5.500	05/15/54(c)	182,249
PECO Energy Co.
100,000	4.800	10/15/43(c)	89,898
125,000	3.900	03/01/48(c)	97,861
214,000	3.050	03/15/51(c)	138,794
Potomac Electric Power Co.
150,000	4.150	03/15/43(c)	125,522
PPL Capital Funding, Inc.
150,000	5.250	09/01/34(c)	152,565
Public Service Co. of New Hampshire, Series V
100,000	2.200	06/15/31(c)	89,399
Public Service Electric and Gas Co., MTN
42,000	1.900	08/15/31(c)	36,701
232,000	3.800	03/01/46(c)	180,663
70,000	3.600	12/01/47(c)	52,070
80,000	3.000	03/01/51(c)	52,415

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Public Service Electric and Gas Co., Series K
$50,000	4.050%	05/01/45(c)	$40,355
Public Service Enterprise Group, Inc.
40,000	2.450	11/15/31(c)	35,490
Puget Energy, Inc.
100,000	4.224	03/15/32(c)	95,367
Puget Sound Energy, Inc.
50,000	4.434	11/15/41(c)	42,645
173,000	4.223	06/15/48(c)	140,303
Sempra
200,000	3.700	04/01/29(c)	196,138
110,000	3.800	02/01/38(c)	93,011
92,000	4.000	02/01/48(c)	68,794
(US 5 Year CMT T-Note + 2.789%)
280,000	6.875	10/01/54(c)(d)	284,393
Southern California Edison Co.
40,000	2.850	08/01/29(c)	37,676
196,000	5.700	03/01/53(c)	182,352
Southern California Edison Co., Series 08-A
114,000	5.950	02/01/38	116,034
Southern Co. (The)
110,000	5.113	08/01/27	112,126
190,000	4.400	07/01/46(c)	157,748
Southern Co. (The), Series 21-A
(US 5 Year CMT T-Note + 2.915%)
79,000	3.750	09/15/51(c)(d)	78,032
Southern Co. Gas Capital Corp.
15,000	3.950	10/01/46(c)	11,592
94,000	4.400	05/30/47(c)	76,757
Tucson Electric Power Co.
118,000	4.850	12/01/48(c)	103,383
Virginia Electric and Power Co., Series A
100,000	3.500	03/15/27(c)	99,243
Virginia Electric and Power Co., Series B
100,000	6.000	01/15/36	106,384
Virginia Electric and Power Co., Series C
140,000	4.000	11/15/46(c)	109,674
Wisconsin Electric Power Co.
100,000	5.700	12/01/36	107,401
50,000	3.650	12/15/42(c)	38,817
Wisconsin Power and Light Co.
100,000	3.000	07/01/29(c)	95,772
50,000	4.100	10/15/44(c)	39,433
Xcel Energy, Inc.
390,000	1.750	03/15/27(c)	376,308
200,000	5.500	03/15/34(c)	204,021

			15,782,870

Electrical – 0.0%
Emerson Electric Co.
45,000	1.950	10/15/30(c)	40,535
15,000	6.000	08/15/32	16,363
100,000	5.250	11/15/39	101,138
Fortive Corp.
15,000	4.300	06/15/46(c)	12,293

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
Hubbell, Inc.
$50,000	3.150%	08/15/27(c)	$48,926

			219,255

Energy – 1.6%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
69,000	4.080	12/15/47(c)	53,580
Boardwalk Pipelines LP
100,000	4.800	05/03/29(c)	101,487
BP Capital Markets America, Inc.
196,000	4.699	04/10/29(c)	199,772
BP Capital Markets PLC
374,000	3.279	09/19/27(c)	368,691
Cheniere Corpus Christi Holdings LLC
40,000	5.125	06/30/27(c)	40,421
112,000	2.742	12/31/39	92,701
Cheniere Energy, Inc.
292,000	4.625	10/15/28(c)	291,838
Chevron USA, Inc.
100,000	4.819	04/15/32(c)	102,370
188,000	2.343	08/12/50(c)	108,257
ConocoPhillips Co.
180,000	3.758	03/15/42(c)	144,516
100,000	5.300	05/15/53(c)	91,426
Diamondback Energy, Inc.
211,000	5.400	04/18/34(c)	213,245
Energy Transfer LP
100,000	8.250	11/15/29(c)	114,596
77,000	3.750	05/15/30(c)	74,576
155,000	6.550	12/01/33(c)	167,948
50,000	6.850	02/15/40	54,384
14,000	6.050	06/01/41(c)	14,025
13,000	6.500	02/01/42(c)	13,542
75,000	6.125	12/15/45(c)	73,984
2,000	5.300	04/15/47(c)	1,770
55,000	6.250	04/15/49(c)	54,122
51,000	5.000	05/15/50(c)	42,274
108,000	5.950	05/15/54(c)	100,982
Enterprise Products Operating LLC
100,000	2.800	01/31/30(c)	94,508
150,000	4.850	08/15/42(c)	136,200
55,000	4.800	02/01/49(c)	47,811
60,000	4.200	01/31/50(c)	47,370
15,000	3.950	01/31/60(c)	10,854
(TSFR3M + 2.832%)
190,000	5.375	02/15/78(c)(d)	188,207
Enterprise Products Operating LLC, Series D
80,000	6.875	03/01/33	89,774
EOG Resources, Inc.
60,000	3.900	04/01/35(c)	55,297
EQT Corp.
90,000	7.000	02/01/30(c)	98,075
Exxon Mobil Corp.
188,000	4.227	03/19/40(c)	169,604
50,000	4.327	03/19/50(c)	41,468
Halliburton Co.
200,000	4.850	11/15/35(c)	195,204
100,000	4.500	11/15/41(c)	85,795
50,000	5.000	11/15/45(c)	44,068

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Hess Corp.
$62,000	4.300%	04/01/27(c)	$62,179
55,000	6.000	01/15/40	59,016
75,000	5.600	02/15/41	76,149
42,000	5.800	04/01/47(c)	42,568
Kinder Morgan Energy Partners LP
118,000	7.300	08/15/33	133,756
130,000	6.500	09/01/39	139,702
Kinder Morgan, Inc.
56,000	2.000	02/15/31(c)	49,398
84,000	5.200	03/01/48(c)	75,429
Marathon Petroleum Corp.
264,000	6.500	03/01/41(c)	278,530
50,000	5.850	12/15/45(c)	48,927
MPLX LP
4,000	1.750	03/01/26(c)	3,946
104,000	2.650	08/15/30(c)	94,961
15,000	4.700	04/15/48(c)	12,179
85,000	5.500	02/15/49(c)	76,914
282,000	4.950	03/14/52(c)	232,996
NOV, Inc.
15,000	3.950	12/01/42(c)	11,324
Occidental Petroleum Corp.
132,000	6.625	09/01/30(c)	140,540
50,000	6.450	09/15/36	51,813
99,000	–	10/10/36(e)(f)	57,420
ONEOK Partners LP
15,000	6.650	10/01/36	16,234
ONEOK, Inc.
100,000	3.400	09/01/29(c)	96,299
292,000	3.100	03/15/30(c)	275,739
25,000	6.350	01/15/31(c)	26,868
296,000	6.050	09/01/33(c)	311,296
90,000	4.200	10/03/47(c)	67,772
98,000	5.200	07/15/48(c)	85,377
60,000	5.850	11/01/64(c)	55,227
Ovintiv, Inc.
195,000	6.625	08/15/37	202,632
Patterson-UTI Energy, Inc.
100,000	3.950	02/01/28(c)	97,403
Phillips 66 Co.
76,000	3.550	10/01/26(c)	75,427
292,000	3.750	03/01/28(c)	289,258
89,000	5.300	06/30/33(c)	90,977
Pioneer Natural Resources Co.
50,000	2.150	01/15/31(c)	44,841
Plains All American Pipeline LP / PAA Finance Corp.
40,000	4.500	12/15/26(c)	40,037
92,000	3.550	12/15/29(c)	88,708
35,000	6.700	05/15/36	38,075
40,000	6.650	01/15/37	43,356
15,000	4.700	06/15/44(c)	12,383
Sabine Pass Liquefaction LLC
162,000	4.200	03/15/28(c)	162,188
15,000	4.500	05/15/30(c)	15,024
Shell Finance U.S., Inc.
250,000	4.125	05/11/35	237,516
60,000	4.375	05/11/45	51,268

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Shell Finance U.S., Inc. – (continued)
$24,000	4.000%	05/10/46	$19,183
Shell International Finance BV
179,000	6.375	12/15/38	200,032
172,000	5.500	03/25/40	175,739
50,000	4.550	08/12/43	43,683
Spectra Energy Partners LP
67,000	3.375	10/15/26(c)	66,313
Targa Resources Corp.
126,000	6.150	03/01/29(c)	132,954
87,000	6.500	03/30/34(c)	94,035
100,000	4.950	04/15/52(c)	82,591
TC PipeLines LP
337,000	3.900	05/25/27(c)	335,086
Tennessee Gas Pipeline Co. LLC
50,000	7.625	04/01/37	59,137
Transcontinental Gas Pipe Line Co. LLC
50,000	5.400	08/15/41(c)	48,233
40,000	3.950	05/15/50(c)	30,145
Valero Energy Corp.
84,000	3.400	09/15/26(c)	83,234
170,000	4.000	04/01/29(c)	168,282
100,000	7.500	04/15/32	115,711
15,000	4.900	03/15/45	13,177
60,000	3.650	12/01/51(c)	40,606
Western Midstream Operating LP
50,000	4.750	08/15/28(c)	50,290
Williams Cos., Inc. (The)
188,000	3.750	06/15/27(c)	186,646
15,000	6.300	04/15/40	16,009
98,000	4.900	01/15/45(c)	85,735
XTO Energy, Inc.
50,000	6.750	08/01/37	57,789

			10,001,004

Financial Company – 0.1%
Air Lease Corp.
202,000	2.200	01/15/27(c)	196,628
50,000	3.625	04/01/27(c)	49,592
Ally Financial, Inc.
50,000	7.100	11/15/27(c)	52,739
(SOFR + 3.260%)
100,000	6.992	06/13/29(c)(d)	105,965
Apollo Global Management, Inc.
100,000	5.800	05/21/54(c)	98,448
Blackstone Private Credit Fund
144,000	3.250	03/15/27(c)	140,851
Blackstone Secured Lending Fund
50,000	2.850	09/30/28(c)	47,202
Blue Owl Capital Corp.
50,000	2.875	06/11/28(c)	47,279
GATX Corp.
50,000	4.000	06/30/30(c)	49,102

			787,806

Food and Beverage – 0.6%
Brown-Forman Corp.
50,000	4.000	04/15/38(c)	44,327

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food and Beverage – (continued)
Coca-Cola Co. (The)
$200,000	2.125%	09/06/29	$186,790
100,000	1.375	03/15/31	86,753
50,000	2.250	01/05/32	44,381
187,000	3.000	03/05/51	123,461
Conagra Brands, Inc.
100,000	1.375	11/01/27(c)	93,757
196,000	5.300	11/01/38(c)	185,244
309,000	5.400	11/01/48(c)	271,823
Constellation Brands, Inc.
300,000	4.650	11/15/28(c)	303,669
40,000	3.150	08/01/29(c)	38,351

17,000	4.750	05/09/32(c)	16,977
General Mills, Inc.
132,000	5.250	01/30/35(c)	132,554
150,000	4.150	02/15/43(c)	121,906
Hershey Co. (The)
40,000	3.375	08/15/46(c)	28,919
42,000	3.125	11/15/49(c)	28,041
Ingredion, Inc.
60,000	3.200	10/01/26(c)	59,251
50,000	6.625	04/15/37	54,845
J M Smucker Co. (The)
40,000	2.125	03/15/32(c)	33,986
15,000	4.375	03/15/45	12,301
Kellanova
100,000	4.500	04/01/46	85,087
Keurig Dr Pepper, Inc.
100,000	3.200	05/01/30(c)	94,329
76,000	4.420	12/15/46(c)	60,670
94,000	4.500	04/15/52(c)	74,240
Kraft Heinz Foods Co.
43,000	3.000	06/01/26(c)	42,539
40,000	3.875	05/15/27(c)	39,725
80,000	3.750	04/01/30(c)	77,693
22,000	5.000	07/15/35(c)	21,500
79,000	5.200	07/15/45(c)	70,321
52,000	4.375	06/01/46(c)	41,491
40,000	4.875	10/01/49(c)	33,399
McCormick & Co., Inc.
60,000	2.500	04/15/30(c)	55,364
50,000	4.200	08/15/47(c)	39,654
Molson Coors Beverage Co.
112,000	4.200	07/15/46(c)	88,336
Mondelez International, Inc.
100,000	6.500	11/01/31	110,585
PepsiCo, Inc.
146,000	2.750	03/19/30(c)	137,837
196,000	1.400	02/25/31(c)	169,981
116,000	4.800	07/17/34(c)	116,701
50,000	5.500	01/15/40	52,211
140,000	3.500	03/19/40(c)	116,379
80,000	4.875	11/01/40	77,265
44,000	4.600	07/17/45(c)	40,060
50,000	4.450	04/14/46(c)	43,769
100,000	2.875	10/15/49(c)	64,729
84,000	4.650	02/15/53(c)	72,842

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food and Beverage – (continued)
Pilgrim’s Pride Corp.
$21,000	6.875%	05/15/34(c)	$23,001
Sysco Corp.
80,000	2.400	02/15/30(c)	74,006
100,000	6.600	04/01/50(c)	107,704

			3,898,754

Hardware – 0.1%
Micron Technology, Inc.
125,000	4.663	02/15/30(c)	125,636
50,000	5.875	02/09/33(c)	52,467
155,000	6.050	11/01/35(c)	162,544

			340,647

Healthcare – 0.8%
Bio-Rad Laboratories, Inc.
100,000	3.700	03/15/32(c)	92,746
Cigna Group (The)
400,000	4.375	10/15/28(c)	401,984
188,000	4.900	12/15/48(c)	163,897
CVS Health Corp.
236,000	3.750	04/01/30(c)	228,340
76,000	1.750	08/21/30(c)	66,522
100,000	1.875	02/28/31(c)	86,451
264,000	6.000	06/01/44(c)	260,656
242,000	5.050	03/25/48(c)	207,759
85,000	4.250	04/01/50(c)	64,080
DH Europe Finance II Sarl
50,000	3.250	11/15/39(c)	40,417
Elevance Health, Inc.
92,000	2.550	03/15/31(c)	83,426
15,000	4.650	08/15/44(c)	12,944
40,000	4.850	08/15/54(c)	32,773
HCA, Inc.
70,000	5.875	02/15/26(c)	69,987
46,000	5.250	06/15/26(c)	46,045
90,000	5.375	09/01/26(c)	90,576
40,000	4.500	02/15/27(c)	40,111
25,000	5.625	09/01/28(c)	25,858
145,000	5.875	02/01/29(c)	151,268
75,000	4.125	06/15/29(c)	74,315
50,000	3.500	09/01/30(c)	47,729
40,000	5.500	06/15/47(c)	37,009
140,000	5.900	06/01/53(c)	133,498
50,000	6.000	04/01/54(c)	48,287
240,000	5.950	09/15/54(c)	230,064
Humana, Inc.
100,000	4.625	12/01/42(c)	84,892
Illumina, Inc.
196,000	5.750	12/13/27(c)	201,739
McKesson Corp.
200,000	3.950	02/16/28(c)	199,712
Quest Diagnostics, Inc.
100,000	4.200	06/30/29(c)	100,098
100,000	2.800	06/30/31(c)	91,743
100,000	4.700	03/30/45(c)	88,756
Solventum Corp.
361,000	5.400	03/01/29(c)	376,720

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare – (continued)
UnitedHealth Group, Inc.
$572,000	5.150%	07/15/34(c)	$580,953
190,000	4.250	06/15/48(c)	151,856
31,000	5.375	04/15/54(c)	28,527
500,000	5.625	07/15/54(c)	475,103
50,000	4.950	05/15/62(c)	42,014
Universal Health Services, Inc.
100,000	1.650	09/01/26(c)	97,235
100,000	2.650	10/15/30(c)	89,875

			5,345,965

Insurance – 0.8%
Allstate Corp. (The)
292,000	4.200	12/15/46(c)	238,984
120,000	3.850	08/10/49(c)	90,363
American Financial Group, Inc.
100,000	4.500	06/15/47(c)	82,099
American International Group, Inc.
100,000	3.400	06/30/30(c)	96,059
100,000	4.750	04/01/48(c)	87,853
234,000	4.375	06/30/50(c)	193,552
Aon Global Ltd.
100,000	4.600	06/14/44(c)	86,363
Arch Capital Group Ltd.
90,000	3.635	06/30/50(c)	65,264
Arch Capital Group US, Inc.
40,000	5.144	11/01/43	37,218
Arthur J Gallagher & Co.
50,000	3.500	05/20/51(c)	34,376
Assurant, Inc.
100,000	2.650	01/15/32(c)	87,129
Athene Holding Ltd.
150,000	6.250	04/01/54(c)	148,758
AXIS Specialty Finance LLC
40,000	3.900	07/15/29(c)	39,262
AXIS Specialty Finance PLC
292,000	5.150	04/01/45	264,324
Berkshire Hathaway Finance Corp.
140,000	4.200	08/15/48(c)	115,676
92,000	4.250	01/15/49(c)	76,761
Berkshire Hathaway, Inc.
88,000	3.125	03/15/26(c)	87,507
Brighthouse Financial, Inc.
40,000	5.625	05/15/30(c)	41,390
75,000	4.700	06/22/47(c)	55,975
Chubb INA Holdings LLC
42,000	1.375	09/15/30(c)	36,822
108,000	3.050	12/15/61(c)	65,115
CNO Financial Group, Inc.
196,000	5.250	05/30/29(c)	200,013
Enstar Finance LLC
(US 5 Year CMT T-Note + 4.006%)
400,000	5.500	01/15/42(c)(d)	396,129
Everest Reinsurance Holdings, Inc.
125,000	4.868	06/01/44	110,924
Fidelity National Financial, Inc.
216,000	3.400	06/15/30(c)	205,254

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Hartford Insurance Group, Inc. (The)
$30,000	3.600%	08/19/49(c)	$22,026
196,000	2.900	09/15/51(c)	122,743
Jackson Financial, Inc.
100,000	3.125	11/23/31(c)	90,650
50,000	5.670	06/08/32(c)	51,800
Markel Group, Inc.
110,000	5.000	05/20/49(c)	96,023
Marsh & McLennan Cos., Inc.
100,000	4.850	11/15/31(c)	102,349
70,000	2.375	12/15/31(c)	62,230
100,000	4.350	01/30/47(c)	83,869
MetLife, Inc.
90,000	5.375	07/15/33(c)	94,143
15,000	4.125	08/13/42	12,641
80,000	4.600	05/13/46(c)	70,873
Old Republic International Corp.
18,000	3.875	08/26/26(c)	17,912
PartnerRe Finance B LLC
92,000	3.700	07/02/29(c)	90,113
	(US 5 Year CMT T-Note + 3.815%)
195,000	4.500	10/01/50(c)(d)	183,486
Principal Financial Group, Inc.
50,000	4.625	09/15/42	44,978
50,000	4.300	11/15/46(c)	41,663
Progressive Corp. (The)
100,000	4.125	04/15/47(c)	82,236
Prudential Financial, Inc.
40,000	3.935	12/07/49(c)	30,435
Prudential Financial, Inc., MTN
15,000	6.625	06/21/40	16,947
50,000	4.600	05/15/44	43,925
62,000	4.418	03/27/48(c)	51,383
15,000	4.350	02/25/50(c)	12,324
60,000	3.700	03/13/51(c)	43,873
Reinsurance Group of America, Inc.
430,000	3.900	05/15/29(c)	425,432
Travelers Cos., Inc. (The)
92,000	3.750	05/15/46(c)	71,830
Voya Financial, Inc.
	(3M USD LIBOR + 2.084%)
40,000	4.700	01/23/48(c)(d)	38,855
W R Berkley Corp.
40,000	4.750	08/01/44	35,275
Willis North America, Inc.
200,000	5.050	09/15/48(c)	177,768

			5,160,952

Lodging – 0.0%
Las Vegas Sands Corp.
226,000	3.900	08/08/29(c)	217,949
50,000	6.000	08/15/29(c)	51,871

			269,820

Media Non Cable – 0.1%
Omnicom Group, Inc.
163,000	2.450	04/30/30(c)	149,754
80,000	4.200	06/01/30(c)	79,277

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Media Non Cable – (continued)
Paramount Global
$50,000	2.900%	01/15/27(c)	$48,842
50,000	3.375	02/15/28(c)	48,666
10,000	6.875	04/30/36	10,638
50,000	4.900	08/15/44(c)	39,661
210,000	4.950	05/19/50(c)	164,916

			541,754

Metals – 0.0%
Nucor Corp.
150,000	3.950	05/01/28(c)	149,682

Mining – 0.0%
Freeport-McMoRan, Inc.
140,000	4.125	03/01/28(c)	139,508

Natural Gas – 0.0%
Spire Missouri, Inc.
100,000	3.300	06/01/51(c)	67,055
Spire, Inc.
50,000	4.700	08/15/44(c)	41,868

			108,923

Publishing – 0.0%
S&P Global, Inc.
6,000	2.900	03/01/32(c)	5,487

REITs and Real Estate – 0.9%
Alexandria Real Estate Equities, Inc.
300,000	1.875	02/01/33(c)	244,288
AvalonBay Communities, Inc., MTN
100,000	3.300	06/01/29(c)	97,054
Boston Properties LP
292,000	5.750	01/15/35(c)	295,424
Camden Property Trust
100,000	5.850	11/03/26(c)	101,949
50,000	2.800	05/15/30(c)	46,969
CBRE Services, Inc.
71,000	2.500	04/01/31(c)	64,049
Digital Realty Trust LP
418,000	3.700	08/15/27(c)	414,850
Equinix, Inc.
82,000	3.900	04/15/32(c)	78,257
95,000	3.000	07/15/50(c)	59,494
ERP Operating LP
100,000	3.500	03/01/28(c)	98,683
100,000	4.500	06/01/45(c)	85,691
Extra Space Storage LP
50,000	5.400	06/15/35(c)	50,559
GLP Capital LP / GLP Financing II, Inc.
40,000	5.750	06/01/28(c)	41,315
50,000	5.300	01/15/29(c)	50,874
85,000	4.000	01/15/30(c)	82,297
51,000	4.000	01/15/31(c)	48,732
Healthpeak OP LLC
100,000	3.250	07/15/26(c)	99,076
100,000	2.125	12/01/28(c)	93,707
Invitation Homes Operating Partnership LP
292,000	2.000	08/15/31(c)	250,798
Kilroy Realty LP
90,000	6.250	01/15/36(c)	92,165

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – (continued)
Kimco Realty OP LLC
$244,000	3.200%	04/01/32(c)	$223,192
Mid-America Apartments LP
100,000	2.875	09/15/51(c)	62,452
NNN REIT, Inc.
50,000	4.800	10/15/48(c)	43,285
Piedmont Operating Partnership LP
483,000	9.250	07/20/28(c)	537,037
Prologis LP
244,000	2.250	04/15/30(c)	224,249
100,000	1.625	03/15/31(c)	86,861
130,000	5.250	03/15/54(c)	122,878
Public Storage Operating Co.
50,000	2.250	11/09/31(c)	44,343
Realty Income Corp.
300,000	3.400	01/15/28(c)	296,348
200,000	5.125	02/15/34(c)	203,405
50,000	5.875	03/15/35	52,526
Regency Centers LP
292,000	4.400	02/01/47(c)	244,718
Sabra Health Care LP
100,000	3.200	12/01/31(c)	90,676
Safehold GL Holdings LLC
100,000	2.850	01/15/32(c)	88,157
Simon Property Group LP
140,000	2.450	09/13/29(c)	131,340
70,000	2.200	02/01/31(c)	62,635
84,000	2.650	02/01/32(c)	74,940
10,000	6.750	02/01/40(c)	11,421
70,000	5.850	03/08/53(c)	69,785
UDR, Inc., MTN
180,000	3.200	01/15/30(c)	172,319
Vornado Realty LP
100,000	3.400	06/01/31(c)	89,159
Welltower OP LLC
200,000	4.250	04/15/28(c)	201,127
WP Carey, Inc.
75,000	3.850	07/15/29(c)	73,877

			5,602,961

Revenue – 0.1%
California Institute of Technology
15,000	3.650	09/01/19(c)	9,447
Hackensack Meridian Health, Inc., Series 2020
15,000	2.675	09/01/41(c)	10,458
NYU Langone Hospitals
300,000	4.784	07/01/44	269,977
Stanford Health Care
100,000	3.027	08/15/51(c)	64,668
University of Chicago (The), Series 20B
40,000	2.761	04/01/45	31,280
Yale University, Series 2020
190,000	1.482	04/15/30(c)	169,522
80,000	2.402	04/15/50(c)	47,113

			602,465

Software – 0.4%
Oracle Corp.
701,000	2.300	03/25/28(c)	670,629

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Oracle Corp. – (continued)
$454,000	4.800%	08/03/28(c)	$462,485
205,000	2.950	04/01/30(c)	193,150
84,000	4.900	02/06/33(c)	83,976
243,000	5.500	08/03/35(c)	247,228
10,000	6.500	04/15/38	10,864
292,000	3.600	04/01/40(c)	231,426
49,000	5.375	07/15/40	47,493
411,000	4.000	07/15/46(c)	313,875
31,000	5.375	09/27/54(c)	27,706
50,000	3.850	04/01/60(c)	33,617
Paychex, Inc.
13,000	5.600	04/15/35(c)	13,470
Salesforce, Inc.
120,000	2.900	07/15/51(c)	76,078

			2,411,997

Technology – 1.9%
Adobe, Inc.
40,000	2.300	02/01/30(c)	37,218
Alphabet, Inc.
100,000	1.100	08/15/30(c)	87,475
50,000	2.050	08/15/50(c)	27,388
108,000	2.250	08/15/60(c)	55,962
Analog Devices, Inc.
5,000	3.500	12/05/26(c)	4,973
Apple, Inc.
6,000	2.450	08/04/26(c)	5,915
15,000	3.350	02/09/27(c)	14,903
15,000	3.200	05/11/27(c)	14,851
60,000	2.900	09/12/27(c)	59,073
50,000	4.000	05/12/28(c)	50,364
40,000	1.650	02/08/31(c)	35,349
45,000	4.500	02/23/36(c)	45,190
80,000	3.850	05/04/43	66,822
80,000	4.450	05/06/44	73,472
76,000	3.450	02/09/45	58,906
94,000	4.650	02/23/46(c)	86,149
50,000	4.250	02/09/47(c)	42,782
50,000	3.750	11/13/47(c)	39,581
292,000	2.650	05/11/50(c)	180,198
320,000	2.650	02/08/51(c)	195,831
194,000	2.550	08/20/60(c)	109,744
Applied Materials, Inc.
82,000	3.300	04/01/27(c)	81,327
AppLovin Corp.
133,000	5.375	12/01/31(c)	136,993
Arrow Electronics, Inc.
196,000	5.150	08/21/29(c)	200,522
Broadcom Corp. / Broadcom Cayman Finance Ltd.
106,000	3.875	01/15/27(c)	105,716
Broadcom, Inc.
54,000	3.459	09/15/26(c)	53,596
300,000	4.110	09/15/28(c)	299,837
595,000	5.150	11/15/31(c)	616,392
90,000	3.469	04/15/34(c)(g)	80,935
60,000	3.187	11/15/36(c)(g)	50,151
152,000	3.500	02/15/41(c)(g)	120,966

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Broadridge Financial Solutions, Inc.
$50,000	2.900%	12/01/29(c)	$47,300
CDW LLC / CDW Finance Corp.
196,000	5.100	03/01/30(c)	199,324
50,000	5.550	08/22/34(c)	50,679
Cisco Systems, Inc.
500,000	4.950	02/24/32(c)	516,562
600,000	5.350	02/26/64(c)	574,036
Dell International LLC / EMC Corp.
8,000	6.020	06/15/26(c)	8,070
17,000	4.900	10/01/26(c)	17,087
142,000	5.250	02/01/28(c)	145,718
66,000	5.750	02/01/33(c)	69,696
50,000	4.850	02/01/35(c)	48,767
DXC Technology Co.
50,000	1.800	09/15/26(c)	48,639
FactSet Research Systems, Inc.
50,000	2.900	03/01/27(c)	49,023
Fidelity National Information Services, Inc.
100,000	2.250	03/01/31(c)	88,636
Fidelity National Information Services, Inc., Series 30Y
100,000	4.750	05/15/48(c)	83,883
Fiserv, Inc.
294,000	3.200	07/01/26(c)	291,193
127,000	4.400	07/01/49(c)	101,631
Flex Ltd.
100,000	4.875	06/15/29(c)	101,049
Hewlett Packard Enterprise Co.
94,000	6.350	10/15/45(c)	96,962
HP, Inc.
70,000	4.000	04/15/29(c)	69,141
Intel Corp.
156,000	3.150	05/11/27(c)	153,037
428,000	4.875	02/10/28(c)	433,362
134,000	2.450	11/15/29(c)	123,752
242,000	5.150	02/21/34(c)	241,550
83,000	5.625	02/10/43(c)	78,805
20,000	3.250	11/15/49(c)	12,484
207,000	5.700	02/10/53(c)	190,817
International Business Machines Corp.
312,000	4.500	02/06/26	312,206
15,000	5.875	11/29/32	16,165
150,000	4.150	05/15/39	132,419
250,000	4.000	06/20/42	207,293
Intuit, Inc.
150,000	1.350	07/15/27(c)	143,202
60,000	5.125	09/15/28(c)	62,038
Keysight Technologies, Inc.
50,000	3.000	10/30/29(c)	47,438
KLA Corp.
100,000	4.650	07/15/32(c)	100,966
50,000	5.000	03/15/49(c)	45,976
60,000	3.300	03/01/50(c)	41,535

Kyndryl Holdings, Inc.
137,000	2.700	10/15/28(c)	130,330
42,000	3.150	10/15/31(c)	38,183
70,000	4.100	10/15/41(c)	55,503

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Lam Research Corp.
$40,000	3.125%	06/15/60(c)	$24,502
Marvell Technology, Inc.
50,000	2.450	04/15/28(c)	47,946
Meta Platforms, Inc.
291,000	4.800	05/15/30(c)	300,245
165,000	4.950	05/15/33(c)	169,606
196,000	5.600	05/15/53(c)	193,547
23,000	4.650	08/15/62(c)	19,241
Microchip Technology, Inc.
446,000	5.050	03/15/29(c)	454,891
Microsoft Corp.
65,000	3.300	02/06/27(c)	64,537
15,000	3.500	02/12/35(c)	14,074
135,000	4.200	11/03/35(c)	134,061
80,000	4.250	02/06/47(c)	71,091
292,000	2.525	06/01/50(c)	178,417
84,000	4.000	02/12/55(c)	67,352
20,000	2.675	06/01/60(c)	11,832
Motorola Solutions, Inc.
158,000	2.750	05/24/31(c)	144,008
NetApp, Inc.
270,000	5.500	03/17/32(c)	280,101
NVIDIA Corp.
100,000	2.000	06/15/31(c)	89,721
76,000	3.500	04/01/50(c)	56,664
PayPal Holdings, Inc.
50,000	2.300	06/01/30(c)	46,026
50,000	5.150	06/01/34(c)	51,069
QUALCOMM, Inc.
110,000	4.800	05/20/45(c)	100,632
76,000	4.300	05/20/47(c)	64,002
Texas Instruments, Inc.
100,000	1.750	05/04/30(c)	90,131
100,000	3.650	08/16/32(c)	95,146
212,000	4.900	03/14/33(c)	217,808
Trimble, Inc.
108,000	4.900	06/15/28(c)	109,315
VeriSign, Inc.
118,000	2.700	06/15/31(c)	106,452
500,000	5.250	06/01/32(c)	509,915
Western Digital Corp.
100,000	3.100	02/01/32(c)	89,250

			12,014,620

Transportation – 0.3%
American Airlines Group, Inc. Pass-Through Trust, Series 2016-3, AA
59,829	3.000	10/15/28	57,430
Burlington Northern Santa Fe LLC
224,000	5.200	04/15/54(c)	210,017
CSX Corp.
90,000	4.100	11/15/32(c)	87,693
100,000	4.500	11/15/52(c)	83,748
FedEx Corp.
50,000	4.250	05/15/30(c)	49,392
40,000	3.900	02/01/35(g)	36,128
118,000	4.750	11/15/45(c)(g)	98,523
40,000	4.400	01/15/47(c)(g)	31,460

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Transportation – (continued)
FedEx Corp. – (continued)
$160,000	4.050%	02/15/48(c)	$116,975
40,000	4.950	10/17/48(c)(g)	33,861
Norfolk Southern Corp.
196,000	5.350	08/01/54(c)	186,583
Union Pacific Corp.
40,000	3.700	03/01/29(c)	39,558
292,000	4.500	01/20/33(c)	290,931
70,000	4.050	03/01/46(c)	56,185
10,000	4.500	09/10/48(c)	8,440
80,000	3.799	10/01/51(c)	59,787
60,000	3.839	03/20/60(c)	42,829
15,000	3.750	02/05/70(c)	10,071
Union Pacific Railroad Co. Pass-Through Trust, Series 2015-1
161,536	2.695	05/12/27	155,594
United Parcel Service, Inc.
192,000	4.875	03/03/33(c)	196,808

			1,852,013

Water – 0.1%
American Water Capital Corp.
130,000	5.150	03/01/34(c)	132,953
100,000	4.300	12/01/42(c)	85,466
190,000	5.450	03/01/54(c)	183,399
Essential Utilities, Inc.
292,000	2.704	04/15/30(c)	271,559
70,000	3.351	04/15/50(c)	46,527

			719,904

Wireless – 0.6%
American Tower Corp.
84,000	3.375	10/15/26(c)	83,152
150,000	3.600	01/15/28(c)	148,003
40,000	3.950	03/15/29(c)	39,527
42,000	3.700	10/15/49(c)	30,387
20,000	3.100	06/15/50(c)	12,970
AT&T, Inc.
50,000	1.650	02/01/28(c)	47,146
88,000	2.750	06/01/31(c)	80,723
10,000	2.250	02/01/32(c)	8,658
187,000	4.500	05/15/35(c)	178,802
400,000	3.500	06/01/41(c)	312,588
98,000	3.650	06/01/51(c)	68,356
100,000	3.300	02/01/52(c)	64,666
117,000	3.500	09/15/53(c)	78,305
168,000	3.550	09/15/55(c)	112,296
259,000	3.800	12/01/57(c)	179,075
Crown Castle, Inc.
188,000	5.000	01/11/28(c)	190,869
T-Mobile USA, Inc.
82,000	3.750	04/15/27(c)	81,546
50,000	4.750	02/01/28(c)	50,094
50,000	2.050	02/15/28(c)	47,680
300,000	4.950	03/15/28(c)	305,231
414,000	2.625	02/15/29(c)	392,735
90,000	2.875	02/15/31(c)	82,794
230,000	4.500	04/15/50(c)	188,797
70,000	5.650	01/15/53(c)	67,341

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Wireless – (continued)
Verizon Communications, Inc.
$103,000	3.000%		03/22/27(c)	$101,316
194,000	1.500		09/18/30(c)	169,402
45,000	7.750		12/01/30	52,003
89,000	2.355		03/15/32(c)	77,484
85,000	5.250		03/16/37	85,362
282,000	3.400		03/22/41(c)	219,412
11,000	4.750		11/01/41	9,977
196,000	2.875		11/20/50(c)	122,208
144,000	3.550		03/22/51(c)	103,029
66,000	2.987		10/30/56(c)	39,599
40,000	3.700		03/22/61(c)	27,656

				3,859,189

TOTAL CORPORATE OBLIGATIONS (Cost $143,129,469)				140,044,700

U.S. Treasury Bonds – 10.3%

U.S. Treasury Bonds
3,681,000	4.500	(a)	02/15/36	3,771,038
5,174,000	4.375	(a)	02/15/38	5,159,898
7,042,000	3.875	(a)	08/15/40	6,452,351
12,875,000	2.750	(a)	08/15/42	9,779,791
10,790,300	2.500	(a)	02/15/45	7,516,990
1,546,000	4.750	(a)	02/15/45	1,523,373
7,778,000	2.500	(a)	05/15/46	5,315,222
4,505,000	2.375	(a)	11/15/49	2,851,512
4,807,600	2.250	(a)	02/15/52	2,874,288
19,287,000	4.500	(a)	11/15/54	18,009,048
2,616,800	4.750	(a)	05/15/55	2,546,361

TOTAL U.S. TREASURY BONDS (Cost $70,284,431)				65,799,872

Foreign Corporate Debt – 5.3%

Banks – 2.2%
Banco Santander SA (Spain) (US 1 Year CMT T-Note + 0.900%)
90,000	1.722		09/14/27(c)(d)	87,609
200,000	3.800		02/23/28	198,133
200,000	3.306		06/27/29	193,025
Bank of Montreal (Canada)
8,000	5.300		06/05/26	8,066
171,000	5.203		02/01/28(c)	175,393
60,000	5.511		06/04/31(c)	63,033
Bank of Nova Scotia (The) (Canada)
268,000	5.250		06/12/28	276,989
(SOFR + 0.890%)
100,000	4.932		02/14/29(c)(d)	101,651
(SOFR + 1.070%)
100,000	5.130		02/14/31(c)(d)	103,063
Barclays PLC (United Kingdom) (US 1 Year CMT T-Note + 1.050%)
300,000	2.279		11/24/27(c)(d)	292,952
(US 1 Year CMT T-Note + 3.500%)
400,000	7.437		11/02/33(c)(d)	457,394

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
(SOFR + 1.590%)
$565,000	5.785%	02/25/36(c)(d)	$581,994
267,000	5.250	08/17/45	250,745
Canadian Imperial Bank of Commerce (Canada)
195,000	3.450	04/07/27(c)	193,295
(SOFR + 1.105%)
100,000	5.245	01/13/31(c)(d)	103,371
(US 5 Year CMT T-Note + 2.833%)
200,000	6.950	01/28/85(c)(d)	200,805
Cooperatieve Rabobank UA (Netherlands)
300,000	5.500	10/05/26	304,647
Deutsche Bank AG (Germany) (SOFR + 1.318%)
393,000	2.552	01/07/28(c)(d)	383,537
(SOFR + 2.257%)
350,000	3.742	01/07/33(c)(d)	320,353
Export-Import Bank of Korea (South Korea)
340,000	2.625	05/26/26	336,234
270,000	1.250	09/21/30	236,326
280,000	2.500	06/29/41	199,106
HSBC Holdings PLC (United Kingdom) (SOFR + 2.610%)
295,000	5.210	08/11/28(c)(d)	299,668
(SOFR + 1.732%)
300,000	2.013	09/22/28(c)(d)	286,123
(SOFR + 1.285%)
500,000	2.206	08/17/29(c)(d)	470,744
370,000	4.950	03/31/30	380,471
(SOFR + 1.187%)
290,000	2.804	05/24/32(c)(d)	262,455
(SOFR + 2.390%)
400,000	6.254	03/09/34(c)(d)	432,133
ING Groep NV (Netherlands) (SOFR + 1.770%)
200,000	5.550	03/19/35(c)(d)	206,330
Korea Development Bank (The) (South Korea)
270,000	0.800	07/19/26	262,392
320,000	4.375	02/15/33	317,664
Landwirtschaftliche Rentenbank (Germany)
70,000	0.875	03/30/26	68,751
Lloyds Banking Group PLC (United Kingdom) (US 1 Year CMT T-Note + 1.480%)
280,000	5.985	08/07/27(c)(d)	283,973
300,000	4.375	03/22/28	301,337
Mitsubishi UFJ Financial Group, Inc. (Japan) (US 1 Year CMT T-Note + 1.950%)
458,000	5.017	07/20/28(c)(d)	465,266
(US 1 Year CMT T-Note + 1.970%)
400,000	5.406	04/19/34(c)(d)	417,378
Mizuho Financial Group, Inc. (Japan) (US 1 Year CMT T-Note + 1.500%)
200,000	5.667	05/27/29(c)(d)	207,786

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
(TSFR3M + 1.332%)
$200,000	2.591%	05/25/31(c)(d)	$184,691
NatWest Group PLC (United Kingdom) (US 1 Year CMT T-Note + 1.500%)
200,000	5.778	03/01/35(c)(d)	209,491
Royal Bank of Canada (Canada)
79,000	3.875	05/04/32	76,133
Royal Bank of Canada, GMTN (Canada)
6,000	5.200	07/20/26	6,056
88,000	2.300	11/03/31	78,380
1,000,000	5.000	02/01/33	1,024,070
Santander UK Group Holdings PLC (United Kingdom) (SOFR + 1.475%)
282,000	2.896	03/15/32(c)(d)	257,280
Sumitomo Mitsui Financial Group, Inc. (Japan)
400,000	5.520	01/13/28	413,153
299,000	1.902	09/17/28	279,896
400,000	5.766	01/13/33	425,284
Toronto-Dominion Bank (The) (Canada) (5 Year USD Swap + 2.205%)
5,000	3.625	09/15/31(c)(d)	4,959
83,000	5.298	01/30/32	86,445
127,000	4.456	06/08/32	125,705
(US 5 Year CMT T-Note + 1.500%)
100,000	5.146	09/10/34(c)(d)	101,276
Toronto-Dominion Bank (The), MTN (Canada)
284,000	4.693	09/15/27	287,331
UBS AG (Switzerland)
400,000	7.500	02/15/28	430,778
Westpac Banking Corp. (Australia)
49,000	2.850	05/13/26	48,504
140,000	2.150	06/03/31	125,767

			13,895,391

Basic Industry – 0.1%
Nutrien Ltd. (Canada)
210,000	4.200	04/01/29(c)	209,671
100,000	2.950	05/13/30(c)	94,193

			303,864

Brokerage – 0.0%
Nomura Holdings, Inc. (Japan)
300,000	5.709	01/09/26	301,117

Communications – 0.0%
RELX Capital, Inc. (United Kingdom)
100,000	3.000	05/22/30(c)	95,044

Consumer Cyclical – 0.1%
Honda Motor Co. Ltd. (Japan)
82,000	2.534	03/10/27(c)	80,099
Magna International, Inc. (Canada)
100,000	5.050	03/14/29(c)	102,354
100,000	5.500	03/21/33(c)	103,393
Toyota Motor Corp. (Japan)
140,000	2.760	07/02/29	133,448

			419,294

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Consumer Noncyclical – 0.4%
Ahold Finance USA LLC (Netherlands)
$128,000	6.875%	05/01/29	$139,709
Astrazeneca Finance LLC (United Kingdom)
73,000	2.250	05/28/31(c)	66,085
400,000	5.000	02/26/34(c)	408,879
BAT Capital Corp. (United Kingdom)
300,000	2.259	03/25/28(c)	286,341
500,000	5.350	08/15/32(c)	513,900
244,000	4.390	08/15/37(c)	220,355
20,000	6.250	08/15/55(c)	20,170
GlaxoSmithKline Capital, Inc. (United Kingdom)
300,000	3.875	05/15/28	300,059
84,000	6.375	05/15/38	93,621
Takeda Pharmaceutical Co. Ltd. (Japan)
250,000	5.000	11/26/28(c)	256,112

			2,305,231

Consumer Products – 0.0%
Unilever Capital Corp. (United Kingdom)
150,000	4.250	08/12/27(c)	150,984

Distributors – 0.0%
Mercedes-Benz Finance North America LLC (Germany)
150,000	4.750	08/01/27(g)	151,604

Electric – 0.0%
Emera U.S. Finance LP (Canada)
100,000	2.639	06/15/31(c)	88,779

Electrical – 0.0%
ABB Finance USA, Inc. (Switzerland)
100,000	4.375	05/08/42	88,163

Energy – 0.5%
Canadian Natural Resources Ltd. (Canada)
85,000	6.250	03/15/38	89,190
Canadian Natural Resources Ltd., GMTN (Canada)
92,000	4.950	06/01/47(c)	79,434
Cenovus Energy, Inc. (Canada)
70,000	2.650	01/15/32(c)	61,590
19,000	5.250	06/15/37(c)	18,121
Enbridge, Inc. (Canada)
110,000	3.125	11/15/29(c)	104,988
84,000	6.200	11/15/30(c)	90,596
376,000	5.550	06/20/35(c)	382,483
15,000	5.500	12/01/46(c)	14,386
76,000	3.400	08/01/51(c)	50,251
(TSFR3M + 3.903%)
15,000	6.250	03/01/78(c)(d)	15,188
Equinor ASA (Norway)
100,000	3.625	09/10/28(c)	99,083
196,000	7.150	01/15/29	214,003
100,000	3.125	04/06/30(c)	95,862
100,000	2.375	05/22/30(c)	92,614
292,000	5.100	08/17/40	290,485
100,000	3.700	04/06/50(c)	76,214
Suncor Energy, Inc. (Canada)
272,000	6.500	06/15/38	290,000
60,000	6.850	06/01/39	65,774
TotalEnergies Capital International SA (France)
185,000	3.455	02/19/29(c)	182,206
188,000	2.829	01/10/30(c)	179,469

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Energy – (continued)
TotalEnergies Capital International SA (France) – (continued)
$70,000	3.127%	05/29/50(c)	$46,068
TransCanada PipeLines Ltd. (Canada)
234,000	4.250	05/15/28(c)	234,275
218,000	7.625	01/15/39	256,685
Transcanada Trust, Series 16-A (Canada)
(3M USD LIBOR + 4.640%)
7,000	5.875	08/15/76(c)(d)	7,044

			3,036,009

Financial Company – 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
250,000	6.100	01/15/27(c)	255,548
455,000	3.300	01/30/32(c)	417,928
Brookfield Finance, Inc. (Canada)
292,000	4.350	04/15/30(c)	291,573
15,000	3.500	03/30/51(c)	10,350
ORIX Corp. (Japan)
94,000	4.650	09/10/29	95,337
50,000	2.250	03/09/31	44,650

			1,115,386

Food and Beverage – 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
597,000	4.900	02/01/46(c)	544,524
Anheuser-Busch InBev Finance, Inc. (Belgium)
55,000	4.700	02/01/36(c)	53,768
94,000	4.900	02/01/46(c)	85,737
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
292,000	3.500	06/01/30(c)	284,379
108,000	5.550	01/23/49(c)	106,080
200,000	5.800	01/23/59(c)	201,880
Diageo Investment Corp. (United Kingdom)
100,000	4.250	05/11/42	86,052

			1,362,420

Forest Products & Paper – 0.0%
Suzano Austria GmbH (Brazil)
200,000	6.000	01/15/29(c)	206,149

Hardware – 0.0%
Nokia OYJ (Finland)
287,000	4.375	06/12/27	286,268

Insurance – 0.1%
Fairfax Financial Holdings Ltd. (Canada)
382,000	3.375	03/03/31(c)	359,758

Internet – 0.0%
JD.com, Inc. (China)
200,000	3.875	04/29/26	199,392

Investment Companies – 0.1%
Abu Dhabi Developmental Holding Co. PJSC (United Arab Emirates)
448,000	5.250	10/02/54(c)(g)	428,739

Lodging – 0.0%
Sands China Ltd. (Macau)
299,000	3.250	08/08/31(c)	271,199

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Media – 0.0%
Grupo Televisa SAB (Mexico)
$100,000	8.500%	03/11/32	$111,711

Media Non Cable – 0.0%
TR Finance LLC (Canada)
100,000	5.650	11/23/43(c)	97,987

Metals and Mining – 0.1%
BHP Billiton Finance USA Ltd. (Australia)
200,000	5.250	09/08/33(c)	206,733
Rio Tinto Alcan, Inc. (Canada)
100,000	7.250	03/15/31	115,465
Rio Tinto Finance USA Ltd. (Australia)
202,000	2.750	11/02/51(c)	123,220
Rio Tinto Finance USA PLC (Australia)
150,000	5.125	03/09/53(c)	137,844

			583,262

Mining – 0.1%
Southern Copper Corp. (Mexico)
85,000	5.875	04/23/45	85,525
Vale Canada Ltd. (Brazil)
292,000	7.200	09/15/32	320,900

			406,425

Multi-National – 0.6%
African Development Bank (Supranational)
325,000	4.500	06/12/35	331,151
Asian Development Bank, GMTN (Supranational)
450,000	2.625	01/12/27	443,363
400,000	2.750	01/19/28	392,152
European Investment Bank (Supranational)
400,000	3.875	03/15/28	402,671
700,000	4.500	03/14/30	724,363
Inter-American Development Bank, GMTN (Supranational)
344,000	2.000	06/02/26	339,120
International Bank for Reconstruction & Development, GMTN (Supranational)
700,000	4.625	01/15/32	728,122
International Finance Corp., GMTN (Supranational)
322,000	3.625	09/15/25	321,888
306,000	0.750	10/08/26	295,894

			3,978,724

Oil Company-Integrated – 0.3%
Petroleos Mexicanos (Mexico)
95,000	6.875	08/04/26	95,636
70,000	6.490	01/23/27(c)	70,309
292,000	5.350	02/12/28	286,483
172,000	5.950	01/28/31(c)	161,074
200,000	10.000	02/07/33(c)	224,409
70,000	6.375	01/23/45	53,769
55,000	6.750	09/21/47	43,284
20,000	7.690	01/23/50(c)	17,125
95,000	6.950	01/28/60(c)	74,100
QatarEnergy (Qatar)
684,000	3.300	07/12/51(c)(g)	467,142
Saudi Arabian Oil Co. (Saudi Arabia)
300,000	2.250	11/24/30(c)(g)	270,475

			1,763,806

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Technology – 0.0%
NXP BV / NXP Funding LLC (Netherlands)
$40,000	5.350%	03/01/26(c)	$40,121
NXP BV / NXP Funding LLC / NXP USA, Inc. (Netherlands)
57,000	3.400	05/01/30(c)	54,625
75,000	2.500	05/11/31(c)	67,271
83,000	5.000	01/15/33(c)	83,312

			245,329

Telecommunications – 0.1%
America Movil SAB de CV (Mexico)
400,000	4.700	07/21/32(c)	397,515

Transportation – 0.1%
Canadian National Railway Co. (Canada)
100,000	3.850	08/05/32(c)	95,817
Canadian Pacific Railway Co. (Canada)
38,000	2.450	12/02/31(c)	33,889
Empresa de Transporte de Pasajeros Metro SA (Chile)
201,000	4.700	05/07/50(c)(g)	169,011
300,000	3.693	09/13/61(c)(g)	204,702

			503,419

Wireless – 0.0%
Rogers Communications, Inc. (Canada)
242,000	5.300	02/15/34(c)	244,184

Wirelines – 0.1%
Bell Telephone Co. of Canada or Bell Canada (Canada)
292,000	3.650	08/15/52(c)	200,887
Deutsche Telekom International Finance BV (Germany)
15,000	8.750	06/15/30	17,767
Orange SA (France)
82,000	9.000	03/01/31	100,235
Telefonica Emisiones SA (Spain)
260,000	4.895	03/06/48	220,759
Telefonica Europe BV (Spain)
50,000	8.250	09/15/30	57,926

			597,574

TOTAL FOREIGN CORPORATE DEBT

(Cost $33,613,613)			33,994,727

Sovereign Debt Obligations – 2.5%

Sovereign – 2.5%
Abu Dhabi Government International Bond
200,000	1.625	06/02/28(g)	188,081
300,000	3.125	04/16/30(g)	289,760
370,000	1.700	03/02/31(g)	327,954
200,000	2.700	09/02/70(g)	109,846
Chile Government International Bond
350,000	2.750	01/31/27(c)	343,737
200,000	2.450	01/31/31(c)	181,432
200,000	3.860	06/21/47	154,550
200,000	3.500	01/25/50(c)	141,662
Colombia Government International Bond
200,000	4.500	03/15/29(c)	195,375
400,000	7.500	02/02/34(c)	414,630
100,000	6.125	01/18/41	87,638
220,000	5.000	06/15/45(c)	161,305
Finance Department Government of Sharjah
300,000	4.000	07/28/50(g)	197,854

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

Sovereign – (continued)
Hungary Government International Bond
$300,000	6.125%	05/22/28(g)	$312,406
Indonesia Government International Bond
200,000	3.850	10/15/30	196,101
260,000	3.550	03/31/32(c)	244,464
200,000	4.650	09/20/32(c)	200,156
280,000	4.850	01/11/33(c)	281,953
200,000	3.700	10/30/49	150,604
200,000	5.650	01/11/53(c)	199,192
Israel Government International Bond, Series 10Y
200,000	4.500	01/17/33	192,951
Kuwait International Government Bond
1,138,000	3.500	03/20/27(g)	1,123,499
Mexico Government International Bond
338,000	4.150	03/28/27	337,463
250,000	3.250	04/16/30(c)	234,449
282,000	4.750	04/27/32(c)	274,013
250,000	3.500	02/12/34(c)	213,444
200,000	4.350	01/15/47	147,244
200,000	5.000	04/27/51(c)	156,319
262,000	3.771	05/24/61(c)	156,302
Mexico Government International Bond, MTN
100,000	4.750	03/08/44	79,972
Oman Government International Bond
400,000	6.250	01/25/31(g)	429,656
Panama Government International Bond
81,000	6.700	01/26/36	83,289
200,000	4.500	05/15/47	146,798
244,000	4.500	04/01/56	168,662
200,000	4.500	01/19/63	136,890
Perusahaan Penerbit SBSN Indonesia III
350,000	4.550	03/29/26(g)	352,576
200,000	2.800	06/23/30(g)	186,326
200,000	2.550	06/09/31(g)	180,147
Peruvian Government International Bond
100,000	4.125	08/25/27	100,625
377,000	1.862	12/01/32(c)	308,752
509,000	8.750	11/21/33	635,563
85,000	3.300	03/11/41(c)	64,558
Philippine Government International Bond
200,000	3.750	01/14/29	197,028
338,000	2.457	05/05/30	312,423
220,000	5.609	04/13/33	233,552
229,000	6.375	10/23/34	255,361
200,000	2.650	12/10/45	131,605
Province of Alberta Canada
50,000	3.300	03/15/28	49,462
Province of Ontario Canada
30,000	1.050	05/21/27	28,650
30,000	1.600	02/25/31	26,319
Province of Quebec Canada
25,000	2.750	04/12/27	24,575
Qatar Government International Bond
770,000	3.750	04/16/30(g)	759,708
100,000	6.400	01/20/40(g)	113,580
213,000	5.750	01/20/42(g)	225,569
200,000	4.817	03/14/49(g)	183,256

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

Sovereign – (continued)
Republic of Poland Government International Bond
$30,000	3.250%	04/06/26	$29,850
Republic of Poland Government International Bond, Series 10Y
70,000	5.750	11/16/32(c)	74,270
292,000	4.875	10/04/33(c)	292,808
Republic of Poland Government International Bond, Series 5Y
100,000	5.500	11/16/27(c)	103,249
Romanian Government International Bond
16,000	3.000	02/14/31(g)	14,086
438,000	6.375	01/30/34(g)	439,325
76,000	5.125	06/15/48(g)	59,602
Saudi Government International Bond
300,000	2.900	10/22/25(g)	299,123
300,000	4.750	01/18/28(g)	303,402
326,000	4.875	07/18/33(g)	329,339
300,000	5.000	01/16/34(g)	303,888
300,000	5.000	01/18/53(g)	260,618

Uruguay Government International Bond
100,000	4.375	10/27/27	100,810
15,000	4.375	01/23/31	15,143
486,000	5.750	10/28/34	516,062
261,000	5.100	06/18/50	241,315

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $16,248,808)			16,012,176

U.S. Government Agency Obligations – 0.8%

Federal Home Loan Banks
200,000	0.375	09/04/25	199,956
250,000	1.250	12/21/26	242,086
1,950,000	5.500	07/15/36	2,129,566
Federal Home Loan Mortgage Corporation
1,980,000	6.250	07/15/32	2,251,681
Federal Home Loan Mortgage Corporation, MTN
700,000	–	11/15/38(e)	375,275

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,144,540)			5,198,564

	Shares	Dividend Rate	Value

Investment Company – 11.1%(h)

Goldman Sachs Financial Square Government Fund - Institutional
Shares
70,569,978	4.154%		70,569,978

(Cost $70,569,978)

TOTAL INVESTMENTS – 110.4% (Cost $709,974,378)			$704,422,549

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.4)%			(66,275,333)

NET ASSETS – 100.0%			$638,147,216

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2025

(a)

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(b)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $83,182,812 which represents approximately 13.0% of the Fund’s net assets as of August 31, 2025.

(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2025.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2025.
(g)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(h)	Represents an affiliated issuer.

Investment Abbreviations:

CMT	—Constant Maturity Treasury Index
FNMA	—Federal National Mortgage Association
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
TSFR	—Term Secured Overnight Financing Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At August 31, 2025, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date (a)	Settlement Date	Principal Amount	Value
FNMA	2.000%	TBA-15yr	09/01/40	$(2,000,000)	$(1,834,375)
FNMA	2.500	TBA-30yr	09/15/55	(2,000,000)	(1,660,000)
Total (Proceed Receivable $ 3,491,953)					$(3,494,375)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 56.1%

Banks – 27.4%
American Express Co.
(US 5 Year CMT T-Note + 2.854%)
$837,000	3.550%	09/15/73(a)	$819,214
Bank of America Corp.
(US 5 Year CMT T-Note + 2.351%)
61,000	6.250	10/26/73(a)	61,153
(US 5 Year CMT T-Note + 2.684%)
610,000	6.625	08/01/74(a)	629,825
Bank of America Corp., Series DD
(TSFR3M + 4.815%)
314,000	6.300	09/10/73(a)	315,963
Bank of America Corp., Series FF
(TSFR3M + 3.193%)
611,000	5.875	09/15/73(a)	616,346
Bank of America Corp., Series RR
(US 5 Year CMT T-Note + 2.760%)
571,000	4.375	04/27/74(a)	559,580
Bank of America Corp., Series TT
(US 5 Year CMT T-Note + 3.231%)
682,000	6.125	07/27/74(a)	690,525
Bank of New York Mellon Corp. (The) (US 5 Year CMT T-Note + 2.297%)
584,000	6.300	09/20/73(a)	600,060
Bank of New York Mellon Corp. (The), Series F
(TSFR3M + 3.393%)
506,000	4.625	03/20/74(a)	503,470
Bank of New York Mellon Corp. (The), Series G
(US 5 Year CMT T-Note + 4.358%)
222,000	4.700	09/20/73(a)	222,278
Bank of New York Mellon Corp. (The), Series H
(US 5 Year CMT T-Note + 3.352%)
478,000	3.700	03/20/74(a)	473,220
Bank of New York Mellon Corp. (The), Series I
(US 5 Year CMT T-Note + 2.630%)
286,000	3.750	03/20/74(a)	278,493
Capital One Financial Corp., Series M
(US 5 Year CMT T-Note + 3.157%)
546,000	3.950	09/01/74(a)	537,128
Capital One Financial Corp., Series O
(TSFR3M + 3.338%)
194,000	5.500	10/30/73(a)	193,027
Charles Schwab Corp. (The), Series F
(3M USD LIBOR + 2.575%)
136,000	5.000	06/01/74(a)	133,110

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Charles Schwab Corp. (The), Series H
(10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.079%)
$706,000	4.000%	03/01/74(a)	$645,990
Charles Schwab Corp. (The), Series I
(US 5 Year CMT T-Note + 3.168%)
654,000	4.000	06/01/74(a)	645,825
Charles Schwab Corp. (The), Series K
(US 5 Year CMT T-Note + 3.256%)
252,000	5.000	06/01/74(a)	251,055
Citigroup, Inc., Series AA
(US 5 Year CMT T-Note + 3.211%)
901,000	7.625	02/15/74(a)	947,176
Citigroup, Inc., Series BB
(US 5 Year CMT T-Note + 2.905%)
133,000	7.200	08/15/74(a)	137,322
Citigroup, Inc., Series CC
(US 5 Year CMT T-Note + 2.693%)
678,000	7.125	11/15/73(a)	698,340
Citigroup, Inc., Series DD
(10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.757%)
533,000	7.000	11/15/73(a)	566,312
Citigroup, Inc., Series EE
(US 5 Year CMT T-Note + 2.572%)
350,000	6.750	02/15/74(a)	353,500
Citigroup, Inc., Series FF
(US 5 Year CMT T-Note + 2.726%)
604,000	6.950	05/15/74(a)	616,080
Citigroup, Inc., Series GG
(US 5 Year CMT T-Note + 2.890%)
111,000	6.875	11/15/73(a)	113,775
Citigroup, Inc., Series T
(TSFR3M + 4.779%)
10,000	6.250	02/15/74(a)	10,075
Citigroup, Inc., Series W
(US 5 Year CMT T-Note + 3.597%)
205,000	4.000	03/10/74(a)	203,975
Citigroup, Inc., Series X
(US 5 Year CMT T-Note + 3.417%)
857,000	3.875	05/18/74(a)	852,715
Citigroup, Inc., Series Y
(US 5 Year CMT T-Note + 3.000%)
428,000	4.150	02/15/74(a)	419,440

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Citigroup, Inc., Series Z
(US 5 Year CMT T-Note + 3.209%)
$434,000	7.375%	08/15/74(a)	$452,445
Citizens Financial Group, Inc., Series B
(TSFR3M + 3.265%)
76,000	7.550	01/07/74(a)	76,380
Citizens Financial Group, Inc., Series C
(TSFR3M + 3.419%)
275,000	7.704	04/06/24(a)	276,031
Citizens Financial Group, Inc., Series F
(US 5 Year CMT T-Note + 5.313%)
284,000	5.650	10/06/73(a)	284,710
Fifth Third Bancorp, Series H
(TSFR3M + 3.295%)
289,000	7.590	06/30/23(a)	289,722
Fifth Third Bancorp, Series J
(TSFR3M + 3.391%)
324,000	7.686	09/30/73(a)	324,405
Fifth Third Bancorp, Series L
(US 5 Year CMT T-Note + 4.215%)
130,000	4.500	09/30/73(a)	130,325
Huntington Bancshares, Inc., Series F
(10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.945%)
269,000	5.625	10/15/73(a)	274,716
Huntington Bancshares, Inc., Series G
(7 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.045%)
293,000	4.450	01/15/74(a)	289,704
JPMorgan Chase & Co., Series CC
(TSFR3M + 2.842%)
110,000	7.138	05/01/74(a)	111,169
JPMorgan Chase & Co., Series II
(TSFR3M + 2.745%)
182,000	7.036	10/01/73(a)	183,024
JPMorgan Chase & Co., Series KK
(US 5 Year CMT T-Note + 2.850%)
580,000	3.650	09/01/74(a)	573,475
JPMorgan Chase & Co., Series NN
(US 5 Year CMT T-Note + 2.737%)
1,046,000	6.875	06/01/74(a)	1,103,530
JPMorgan Chase & Co., Series OO
(US 5 Year CMT T-Note + 2.152%)
892,000	6.500	04/01/74(a)	916,530
KeyCorp, Series D
(TSFR3M + 3.868%)
293,000	5.000	12/15/73(a)	291,535

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
M&T Bank Corp.
(US 5 Year CMT T-Note + 2.679%)
$566,000	3.500%	03/01/74(a)	$549,728
M&T Bank Corp., Series F
(TSFR3M + 3.782%)
34,000	5.125	05/01/74(a)	33,872
M&T Bank Corp., Series G
(US 5 Year CMT T-Note + 3.174%)
86,000	7.304	02/01/74(a)	86,860
Mellon Capital IV, Series 1
(TSFR3M + 0.827%)
148,000	5.146	06/20/12(a)	129,130
Morgan Stanley, Series M
326,000	5.875	03/15/74(a)	325,592
Morgan Stanley, Series N
(TSFR3M + 3.422%)
140,000	7.740	03/15/74(a)	141,225
Northern Trust Corp., Series D
(TSFR3M + 3.464%)
441,000	4.600	04/01/74(a)	439,897
PNC Financial Services Group, Inc. (The), Series S
(TSFR3M + 3.562%)
753,000	5.000	05/01/74(a)	752,059
PNC Financial Services Group, Inc. (The), Series T
(US 5 Year CMT T-Note + 2.595%)
588,000	3.400	12/15/73(a)	569,625
PNC Financial Services Group, Inc. (The), Series U
(US 5 Year CMT T-Note + 3.000%)
51,000	6.000	08/15/74(a)	51,446
PNC Financial Services Group, Inc. (The), Series V
(US 5 Year CMT T-Note + 3.238%)
332,000	6.200	12/15/73(a)	338,225
PNC Financial Services Group, Inc. (The), Series W
(7 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.808%)
639,000	6.250	06/15/74(a)	650,183
State Street Corp.
(US 5 Year CMT T-Note + 2.135%)
563,000	6.450	06/15/74(a)	576,371
State Street Corp., Series I
(US 5 Year CMT T-Note + 2.613%)
472,000	6.700	06/15/74(a)	490,880
State Street Corp., Series J
(US 5 Year CMT T-Note + 2.628%)
393,000	6.700	12/15/73(a)	409,211
Truist Financial Corp., Series M
(TSFR3M + 3.048%)
346,000	5.125	06/15/74(a)	339,512

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Truist Financial Corp., Series N
(US 5 Year CMT T-Note + 3.003%)
$625,000	6.669%	03/01/74(a)	$628,125
Truist Financial Corp., Series P
(US 5 Year CMT T-Note + 4.605%)
589,000	4.950	12/01/73(a)	589,000
Truist Financial Corp., Series Q
(10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.349%)
328,000	5.100	03/01/74(a)	325,950
U.S. Bancorp
(US 5 Year CMT T-Note + 2.541%)
950,000	3.700	01/15/74(a)	919,125
U.S. Bancorp, Series J
(TSFR3M + 3.176%)
389,000	5.300	04/15/74(a)	389,972
USB Capital IX
(TSFR3M + 1.282%)
295,000	5.599	04/15/11(a)	247,063
Wells Fargo & Co.
(US 5 Year CMT T-Note + 2.767%)
830,000	6.850	09/15/73(a)	871,500
(US 5 Year CMT T-Note + 3.606%)
1,078,000	7.625	09/15/73(a)	1,154,808
Wells Fargo & Co., Series BB
(US 5 Year CMT T-Note + 3.453%)
1,088,000	3.900	03/15/74(a)	1,079,840

			30,761,872

Basic Industry – 0.2%
FMC Corp.
(US 5 Year CMT T-Note + 4.366%)
232,000	8.450	11/01/55(a)	242,150

Building Materials – 0.3%
Stanley Black & Decker, Inc.
(US 5 Year CMT T-Note + 2.657%)
338,000	6.707	03/15/60(a)	338,631

Consumer Cyclical – 0.7%
Aptiv Swiss Holdings Ltd.
(US 5 Year CMT T-Note + 3.385%)
232,000	6.875	12/15/54(a)	235,178
General Motors Financial Co., Inc., Series A
(3M USD LIBOR + 3.598%)
49,000	5.750	03/30/74(a)	48,143
General Motors Financial Co., Inc., Series B
(3M USD LIBOR + 3.436%)
399,000	6.500	03/30/74(a)	395,010

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
General Motors Financial Co., Inc., Series C
(US 5 Year CMT T-Note + 4.997%)
$97,000	5.700%	03/30/74(a)	$95,545

			773,876

Consumer Noncyclical – 0.1%
DENTSPLY SIRONA, Inc.
(US 5 Year CMT T-Note + 4.379%)
172,000	8.375	09/12/55(a)	175,440

Electric – 12.6%
AES Corp. (The)
(US 5 Year CMT T-Note + 3.201%)
328,000	7.600	01/15/55(a)	338,660
(US 5 Year CMT T-Note + 2.890%)
135,000	6.950	07/15/55(a)	131,610
American Electric Power Co., Inc.
(US 5 Year CMT T-Note + 2.675%)
196,000	6.950	12/15/54(a)	209,075
196,000	3.875	02/15/62(a)	189,998
(US 5 Year CMT T-Note + 2.750%)
140,000	7.050	12/15/54(a)	146,778
CenterPoint Energy, Inc., Series A
(US 5 Year CMT T-Note + 3.254%)
318,000	7.000	02/15/55(a)	335,092
CenterPoint Energy, Inc., Series B
(US 5 Year CMT T-Note + 2.946%)
136,000	6.850	02/15/55(a)	142,874
CMS Energy Corp.
(US 5 Year CMT T-Note + 4.116%)
174,000	4.750	06/01/50(a)	170,085
(US 5 Year CMT T-Note + 1.961%)
196,000	6.500	06/01/55(a)	200,595
Dominion Energy, Inc.
(US 5 Year CMT T-Note + 2.207%)
174,000	6.625	05/15/55(a)	178,726
Dominion Energy, Inc., Series A
(US 5 Year CMT T-Note + 2.386%)
766,000	6.875	02/01/55(a)	802,385
Dominion Energy, Inc., Series B
(US 5 Year CMT T-Note + 2.511%)
536,000	7.000	06/01/54(a)	575,787
Dominion Energy, Inc., Series C
(US 5 Year CMT T-Note + 3.195%)
59,000	4.350	04/15/74(a)	57,916

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Duke Energy Corp.
(US 5 Year CMT T-Note + 2.588%)
$306,000	6.450%	09/01/54(a)	$317,238
(US 5 Year CMT T-Note + 2.321%)
10,000	3.250	01/15/82(a)	9,675
Edison International
(US 5 Year CMT T-Note + 3.864%)
550,000	8.125	06/15/53(a)	551,563
(US 5 Year CMT T-Note + 3.658%)
16,000	7.875	06/15/54(a)	15,886
Edison International, Series A
(US 5 Year CMT T-Note + 4.698%)
312,000	5.375	09/15/73(a)	302,055
Entergy Corp.
(US 5 Year CMT T-Note + 2.670%)
514,000	7.125	12/01/54(a)	535,806
Evergy, Inc.
(US 5 Year CMT T-Note + 2.558%)
131,000	6.650	06/01/55(a)	133,292
Exelon Corp.
(US 5 Year CMT T-Note + 1.975%)
596,000	6.500	03/15/55(a)	617,457
National Rural Utilities Cooperative Finance Corp.
(TSFR3M + 3.172%)
111,000	7.482	04/30/43(a)	110,528
(US 5 Year CMT T-Note + 3.533%)
135,000	7.125	09/15/53(a)	141,077
Nevada Power Co.
(US 5 Year CMT T-Note + 1.936%)
90,000	6.250	05/15/55(a)	90,540
NextEra Energy Capital Holdings, Inc.
(US 5 Year CMT T-Note + 2.457%)
556,000	6.750	06/15/54(a)	587,534
(US 5 Year CMT T-Note + 2.364%)
277,000	6.700	09/01/54(a)	285,891
(US 5 Year CMT T-Note + 2.053%)
847,000	6.375	08/15/55(a)	876,471
(US 5 Year CMT T-Note + 1.979%)
355,000	6.500	08/15/55(a)	374,525
(TSFR3M + 2.329%)
73,000	6.620	10/01/66(a)	68,985
(TSFR3M + 2.387%)
415,000	6.705	06/15/67(a)	394,250

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
(3M USD LIBOR + 3.156%)
$118,000	5.650%	05/01/79(a)	$118,295
NiSource, Inc.
(US 5 Year CMT T-Note + 2.451%)
252,000	6.950	11/30/54(a)	262,307
(US 5 Year CMT T-Note + 2.527%)
155,000	6.375	03/31/55(a)	159,134
PacifiCorp
(US 5 Year CMT T-Note + 3.319%)
363,000	7.375	09/15/55(a)	376,990
PG&E Corp.
(US 5 Year CMT T-Note + 3.883%)
499,000	7.375	03/15/55(a)	499,000
PPL Capital Funding, Inc., Series A
(TSFR3M + 2.927%)
450,000	7.222	03/30/67(a)	446,018
Sempra
(US 5 Year CMT T-Note + 2.868%)
58,000	4.125	04/01/52(a)	56,459
(US 5 Year CMT T-Note + 2.632%)
389,000	6.400	10/01/54(a)	383,165
(US 5 Year CMT T-Note + 2.789%)
822,000	6.875	10/01/54(a)	834,896
(US 5 Year CMT T-Note + 2.138%)
61,000	6.550	04/01/55(a)	59,856
(US 5 Year CMT T-Note + 2.354%)
104,000	6.625	04/01/55(a)	103,977
(US 5 Year CMT T-Note + 4.550%)
475,000	4.875	10/15/73(a)	475,594
Southern Co. (The), Series 2025
(US 5 Year CMT T-Note + 2.069%)
663,000	6.375	03/15/55(a)	692,471
Southern Co. (The), Series 21-A
(US 5 Year CMT T-Note + 2.915%)
257,000	3.750	09/15/51(a)	253,851
Southern Co. (The), Series B
(US 5 Year CMT T-Note + 3.733%)
472,000	4.000	01/15/51(a)	469,682

			14,084,049

Energy – 4.9%
BP Capital Markets PLC
(US 5 Year CMT T-Note + 4.036%)
694,000	4.375	09/22/73(a)	695,735

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
(US 5 Year CMT T-Note + 4.398%)
$940,000	4.875%	12/22/73(a)	$935,300
(US 5 Year CMT T-Note + 1.924%)
375,000	6.125	06/18/74(a)	383,906
(US 5 Year CMT T-Note + 2.153%)
227,000	6.450	09/01/74(a)	240,053
Energy Transfer LP
(US 5 Year CMT T-Note + 4.020%)
371,000	8.000	05/15/54(a)	394,444
(US 5 Year CMT T-Note + 2.829%)
351,000	7.125	10/01/54(a)	362,408
(TSFR3M + 3.279%)
151,000	7.575	11/01/66(a)	150,745
Energy Transfer LP, Series G
(US 5 Year CMT T-Note + 5.306%)
566,000	7.125	05/15/74(a)	582,388
Energy Transfer LP, Series H
(US 5 Year CMT T-Note + 5.694%)
254,000	6.500	11/15/73(a)	255,421
Enterprise Products Operating LLC, Series D
(TSFR3M + 3.248%)
502,000	7.433	08/16/77(a)	503,854
Enterprise Products Operating LLC, Series E
(TSFR3M + 3.295%)
541,000	5.250	08/16/77(a)	537,482
Plains All American Pipeline LP, Series B
(TSFR3M + 4.372%)
486,000	8.583	11/15/73(a)	487,215

			5,528,951

Financial Company – 1.5%
Air Lease Corp., Series B
(US 5 Year CMT T-Note + 4.076%)
90,000	4.650	06/15/74(a)	89,775
Air Lease Corp., Series C
(US 5 Year CMT T-Note + 3.149%)
19,000	4.125	12/15/73(a)	18,670
Air Lease Corp., Series D
(US 5 Year CMT T-Note + 2.560%)
89,000	6.000	12/15/73(a)	88,135
Ally Financial, Inc., Series B
(US 5 Year CMT T-Note + 3.868%)
654,000	4.700	08/15/74(a)	640,102
Ally Financial, Inc., Series C
(7 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.481%)
522,000	4.700	08/15/74(a)	477,630

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Financial Company – (continued)
Apollo Global Management, Inc.
(US 5 Year CMT T-Note + 2.168%)
$332,000	6.000%	12/15/54(a)	$331,174

			1,645,486

Healthcare – 0.8%
CVS Health Corp.
(US 5 Year CMT T-Note + 2.516%)
303,000	6.750	12/10/54(a)	307,728
(US 5 Year CMT T-Note + 2.886%)
579,000	7.000	03/10/55(a)	603,541

			911,269

Insurance – 6.5%
ACE Capital Trust II
156,000	9.700	04/01/30	187,573
Allstate Corp. (The)
(3M USD LIBOR + 2.120%)
100,000	6.500	05/15/67(a)	102,957
Allstate Corp. (The), Series B
(TSFR3M + 3.200%)
559,000	7.411	08/15/53(a)	561,618
Athene Holding Ltd.
(US 5 Year CMT T-Note + 2.607%)
247,000	6.625	10/15/54(a)	247,254
AXIS Specialty Finance LLC
(US 5 Year CMT T-Note + 3.186%)
346,000	4.900	01/15/40(a)	337,498
Corebridge Financial, Inc.
(US 5 Year CMT T-Note + 3.846%)
444,000	6.875	12/15/52(a)	458,553
(US 5 Year CMT T-Note + 2.646%)
280,000	6.375	09/15/54(a)	283,100
Equitable Holdings, Inc.
(US 5 Year CMT T-Note + 2.390%)
289,000	6.700	03/28/55(a)	297,174
Genworth Holdings, Inc.
(TSFR3M + 2.264%)
162,000	6.475	11/15/66(a)	139,227
Lincoln National Corp., Series C
(US 5 Year CMT T-Note + 5.318%)
121,000	9.250	03/01/74(a)	131,134
MetLife, Inc.
306,000	6.400	12/15/66	323,346
135,000	10.750	08/01/69	181,405
MetLife, Inc., Series D
(TSFR3M + 3.221%)
175,000	5.875	09/15/73(a)	178,937

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
MetLife, Inc., Series G
(US 5 Year CMT T-Note + 2.078%)
$490,000	6.350%	03/15/55(a)	$509,657
(US 5 Year CMT T-Note + 3.576%)
406,000	3.850	03/15/74(a)	406,507
Prudential Financial, Inc.
(3M USD LIBOR + 2.665%)
760,000	5.700	09/15/48(a)	775,164
(US 5 Year CMT T-Note + 3.035%)
18,000	3.700	10/01/50(a)	16,717
(US 5 Year CMT T-Note + 3.162%)
582,000	5.125	03/01/52(a)	570,672
(US 5 Year CMT T-Note + 3.234%)
371,000	6.000	09/01/52(a)	384,590
(US 5 Year CMT T-Note + 2.848%)
44,000	6.750	03/01/53(a)	46,803
(US 5 Year CMT T-Note + 2.404%)
362,000	6.500	03/15/54(a)	381,689
Reinsurance Group of America, Inc.
(US 5 Year CMT T-Note + 2.392%)
513,000	6.650	09/15/55(a)	522,933
(TSFR3M + 2.927%)
15,000	7.245	12/15/65(a)	14,659
Voya Financial, Inc.
(3M USD LIBOR + 2.084%)
174,000	4.700	01/23/48(a)	169,020
Voya Financial, Inc., Series A
(US 5 Year CMT T-Note + 3.358%)
78,000	7.758	03/15/74(a)	82,826

			7,311,013

Media Non Cable – 0.5%
Paramount Global
(3M USD LIBOR + 3.899%)
219,000	6.250	02/28/57(a)	213,188
(US 5 Year CMT T-Note + 3.999%)
315,000	6.375	03/30/62(a)	316,197

			529,385

Natural Gas – 0.3%
Northwest Natural Holding Co.
(US 5 Year CMT T-Note + 2.701%)
341,000	7.000	09/15/55(a)	347,218

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Transportation – 0.3%
BNSF Funding Trust I
(3M USD LIBOR + 2.350%)
$291,000	6.613%	12/15/55(a)	$291,441

TOTAL CORPORATE OBLIGATIONS (Cost $61,310,678)			62,940,781

Foreign Corporate Debt – 9.3%
Banks – 1.1%
Bank of Montreal (Canada)
(US 5 Year CMT T-Note + 2.979%)
437,000	6.709	08/25/24(a)	437,546
Bank of Nova Scotia (The) (Canada)
(TSFR3M + 2.910%)
756,000	7.230	10/12/22(a)	754,110

			1,191,656

Electric – 1.1%
Algonquin Power & Utilities Corp. (Canada)
(US 5 Year CMT T-Note + 3.249%)
315,000	4.750	01/18/82(a)	308,700
Brookfield Infrastructure Finance ULC (Canada)
(US 5 Year CMT T-Note + 2.453%)
330,000	6.750	03/15/55(a)	336,064
Emera, Inc., Series 16-A (Canada)
(3M USD LIBOR + 5.440%)
556,000	6.750	06/15/76(a)	560,865

			1,205,629

Energy – 3.5%
Enbridge, Inc. (Canada)
(US 5 Year CMT T-Note + 2.970%)
226,000	7.200	06/27/54(a)	234,849
(US 5 Year CMT T-Note + 3.122%)
349,000	7.375	03/15/55(a)	365,912
(TSFR3M + 3.680%)
755,000	5.500	07/15/77(a)	755,944
(3M U.S.T-Bill MMY + 3.903%)
234,000	6.250	03/01/78(a)	236,925
(US 5 Year CMT T-Note + 3.708%)
368,000	7.375	01/15/83(a)	381,526
(US 5 Year CMT T-Note + 4.418%)
137,000	7.625	01/15/83(a)	146,277
(US 5 Year CMT T-Note + 4.431%)
442,000	8.500	01/15/84(a)	500,020
Enbridge, Inc., Series 16-A (Canada)
(TSFR3M + 4.152%)
63,000	6.000	01/15/77(a)	63,472

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Energy – (continued)
Enbridge, Inc., Series 20-A (Canada) (US 5 Year CMT T-Note + 5.314%)
$232,000	5.750%	07/15/80(a)	$231,746
Enbridge, Inc., Series NC5 (Canada) (US 5 Year CMT T-Note + 3.785%)
269,000	8.250	01/15/84(a)	287,337
TransCanada PipeLines Ltd. (Canada) (US 5 Year CMT T-Note + 2.614%)
329,000	7.000	06/01/65(a)	335,116
(TSFR3M + 2.472%)
371,000	6.683	05/15/67(a)	343,175

			3,882,299

Financial Company – 0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
(US 5 Year CMT T-Note + 2.720%)
563,000	6.950	03/10/55(a)	589,072
Brookfield Finance, Inc. (Canada) (US 5 Year CMT T-Note + 2.076%)
245,000	6.300	01/15/55(a)	238,203

			827,275

Insurance – 0.2%
AXA SA (France)
180,000	8.600	12/15/30	215,134

Wireless – 2.1%
Rogers Communications, Inc. (Canada) (US 5 Year CMT T-Note +
2.653%)
417,000	7.000	04/15/55(a)	430,031
(US 5 Year CMT T-Note + 2.620%)
330,000	7.125	04/15/55(a)	342,788
TEL U.S. Corp. (Canada) (US 5 Year CMT T-Note + 2.709%)
220,000	7.000	10/15/55(a)	227,053
Vodafone Group PLC (United Kingdom) (5 Year USD Swap + 4.873%)
855,000	7.000	04/04/79(a)	903,094
(US 5 Year CMT T-Note + 2.447%)
20,000	3.250	06/04/81(a)	19,700
(US 5 Year CMT T-Note + 2.767%)
171,000	4.125	06/04/81(a)	159,671
(US 5 Year CMT T-Note + 3.073%)
316,000	5.125	06/04/81(a)	246,373

			2,328,710

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)

Wirelines – 0.6%
Bell Telephone Co. of Canada or Bell Canada (Canada)
(US 5 Year CMT T-Note + 2.390%)
$350,000	6.875%		09/15/55(a)	$355,890
(US 5 Year CMT T-Note + 2.363%)
338,000	7.000		09/15/55(a)	344,269

				700,159

TOTAL FOREIGN CORPORATE DEBT (Cost $10,100,760)				10,350,862

U.S. Government Agency Obligations – 0.1%

CoBank ACB, Series I
(3M USD LIBOR + 4.660%)
$88,000	6.250	(a)	10/01/73(a)	88,110
(Cost $87,586)

Shares	Description	Dividend Rate	Value

Preferred Stocks – 33.3%

Communications – 2.3%
22,222	AT&T, Inc.,
	Series C	4.75%	435,996
16,080	AT&T, Inc.,
	Series A	5.00	330,122
18,600	AT&T, Inc.	5.35	419,802
24,104	Qwest Corp.	6.50	479,669
9,004	Telephone and
	Data Systems,
	Inc., Series VV	6.00	168,375
7,073	Telephone and
	Data Systems,
	Inc., Series UU	6.63	148,533
25,563	T-Mobile USA,
	Inc.	5.50	598,004

			2,580,501

Consumer, Cyclical – 0.9%
6,988	Brunswick Corp.	6.38	171,724
3,384	Dillard’s Capital
	Trust I	7.50	87,646
31,551	Ford Motor Co.	6.00	689,821
11,293	QVC, Inc.	6.25	112,559

			1,061,750

Consumer, Non-cyclical – 0.2%
2,944	Triton
	International Ltd.,
	Series E	5.75	60,823
5,052	Triton
	International Ltd.	7.38	128,069

			188,892

Financial – 26.4%
14,592	AEGON Funding
	Co. LLC	5.10	297,093

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
16,037	Affiliated Managers Group, Inc.	4.75%	$352,673
2,944	Agree Realty Corp., Series A	4.25	53,080
5,096	Allstate Corp. (The), Series I	4.75	102,990
16,929	Allstate Corp. (The), Series H	5.10	369,899
10,105	Allstate Corp. (The), Series J	7.38	275,260
8,759	American Financial Group, Inc.	5.13	181,919
1,976	American Homes 4 Rent, Series G	5.88	45,744
2,196	American Homes 4 Rent, Series H	6.25	53,538
5,096	American National Group, Inc., Series B	6.63	127,961
4,295	American National Group, Inc.	7.38	109,093
7,502	Apollo Global Management, Inc.	7.63	198,428
8,433	Arch Capital Group Ltd., Series G	4.55	148,589
5,580	Arch Capital Group Ltd., Series F	5.45	118,742
2,548	Argo Group International Holdings, Inc.	7.00	64,694
4,176	Aspen Insurance Holdings Ltd., Series **	5.63	91,079
7,736	Aspen Insurance Holdings Ltd.	5.63	180,965
1,712	Associated Banc- Corp., Series E	5.88	37,116
4,656	Associated Banc-Corp.	6.63	114,351
4,220	Assurant, Inc.	5.25	86,130
9,665	Athene Holding Ltd., Series D	4.88	171,747
5,844	Athene Holding Ltd., Series B	5.63	123,659
12,121	Athene Holding Ltd., Series A	6.35	301,449
7,509	Athene Holding Ltd.	7.25	190,353
8,433	Athene Holding Ltd., Series E	7.75	218,330
9,269	Axis Capital Holdings Ltd., Series E	5.50	194,556

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
10,893	Bank of America Corp., Series PP	4.13%	$187,142
15,611	Bank of America Corp., Series QQ	4.25	276,471
12,829	Bank of America Corp., Series NN	4.38	235,412
8,252	Bank of America Corp., Series SS	4.75	162,234
3,728	Bank of America Corp., Series E(a)	4.82	79,742
4,828	Bank of America Corp., Series 5	4.98	99,698
15,465	Bank of America Corp., Series LL	5.00	321,363
3,560	Bank of America Corp., Series 02	5.12	72,980
2,504	Bank of America Corp., Series 4	5.22	53,385
16,389	Bank of America Corp., Series KK	5.38	366,458
10,149	Bank of America Corp., Series HH	5.88	253,116
16,404	Bank of America Corp., Series GG	6.00	414,037
3,076	Bank of Hawaii Corp., Series A	4.38	53,061
1,717	Bank of Hawaii Corp.	8.00	45,672
4,966	Brighthouse Financial, Inc., Series D	4.63	66,892
2,873	Brighthouse Financial, Inc., Series C	5.38	42,923
5,407	Brighthouse Financial, Inc.	6.25	103,544
6,049	Brighthouse Financial, Inc., Series A	6.60	109,487
5,868	Brighthouse Financial, Inc., Series B	6.75	108,441
3,384	Brookfield Finance I UK PLC	4.50	53,061
6,809	Brookfield Finance, Inc., Series 50	4.63	110,987
3,956	Brookfield Oaktree Holdings LLC, Series B	6.55	84,817
3,076	Brookfield Oaktree Holdings LLC, Series A	6.63	65,734
4,176	Brookfield Property Partners LP, Series A	5.75	56,460

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
3,076	Brookfield Property Partners LP, Series A-1	6.50%	$46,817
2,984	Cadence Bank, Series A	5.50	63,082
7,161	Capital One Financial Corp., Series N	4.25	122,596
11,377	Capital One Financial Corp., Series L	4.38	194,092
2,108	Capital One Financial Corp., Series K	4.63	38,682
21,500	Capital One Financial Corp., Series J	4.80	404,415
22,081	Capital One Financial Corp., Series I	5.00	435,437
8,512	Carlyle Finance LLC	4.63	155,514
10,061	Charles Schwab Corp. (The), Series J	4.45	195,183
10,962	Charles Schwab Corp. (The), Series D	5.95	276,242
7,513	Citizens Financial Group, Inc., Series E	5.00	150,335
7,119	Citizens Financial Group, Inc., Series H	7.38	187,799
8,762	Corebridge Financial, Inc.	6.38	210,288
2,548	Cullen/Frost Bankers, Inc., Series B	4.45	46,195
5,844	Digital Realty Trust, Inc., Series L	5.20	123,893
3,384	Digital Realty Trust, Inc., Series J	5.25	74,753
3,516	Digital Realty Trust, Inc., Series K	5.85	86,705
2,592	EPR Properties, Series G	5.75	55,572
5,052	Equitable Holdings, Inc., Series C	4.30	87,652
5,403	Equitable Holdings, Inc., Series A	5.25	115,570
7,816	F&G Annuities & Life, Inc.	7.30	191,932

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
4,176	Fifth Third Bancorp, Series K	4.95%	$84,355
3,384	Fifth Third Bancorp, Series A	6.00	81,622
5,844	First Citizens BancShares, Inc., Series A	5.38	125,003
2,504	First Horizon Corp., Series F	4.70	45,573
2,504	First Horizon Corp., Series E	6.50	61,774
3,384	Fulton Financial Corp., Series A	5.13	66,191
2,856	Global Net Lease, Inc., Series A	7.25	67,402
5,580	Globe Life, Inc.	4.25	93,242
2,856	Hancock Whitney Corp.	6.25	67,344
5,924	Hartford Financial Services Group, Inc. (The), Series G	6.00	148,100
8,389	Huntington Bancshares, Inc., Series H	4.50	153,351
2,988	Huntington Bancshares, Inc., Series C	5.70	67,110
5,492	Huntington Bancshares, Inc., Series J	6.88	139,057
7,613	Jackson Financial, Inc.	8.00	198,699
21,500	JPMorgan Chase & Co., Series MM	4.20	399,040
18,551	JPMorgan Chase & Co., Series JJ	4.55	364,527
19,900	JPMorgan Chase & Co., Series LL	4.63	402,179
16,359	JPMorgan Chase & Co., Series GG	4.75	336,014
18,403	JPMorgan Chase & Co., Series DD	5.75	460,627
19,211	JPMorgan Chase & Co., Series EE	6.00	488,344
2,592	Kemper Corp.	5.88	61,353
7,601	KeyCorp, Series G	5.63	171,099
7,205	KeyCorp, Series F	5.65	160,744
8,433	KeyCorp, Series E	6.13	210,488
10,105	KeyCorp	6.20	250,604
3,736	Kimco Realty Corp., Series L	5.13	78,830
4,396	Kimco Realty Corp., Series M	5.25	93,811
6,946	KKR & Co., Inc., Series T	6.88	177,331

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
3,702	KKR Group Finance Co. IX LLC	4.63%	$67,895
8,477	Lincoln National Corp., Series D	9.00	227,607
4,176	M&T Bank Corp., Series H	5.63	103,356
13,490	M&T Bank Corp., Series J	7.50	365,579
5,705	Merchants Bancorp	7.63	135,441
17,150	MetLife, Inc., Series F	4.75	348,831
10,105	MetLife, Inc., Series A	5.58	240,903
11,580	MetLife, Inc., Series E	5.63	284,868
22,045	Morgan Stanley, Series O	4.25	391,740
8,433	Morgan Stanley, Series L	4.88	174,057
19,055	Morgan Stanley, Series A(a)	5.28	415,399
16,913	Morgan Stanley, Series K	5.85	414,030
16,913	Morgan Stanley, Series I	6.38	426,377
16,822	Morgan Stanley, Series P	6.50	429,297
11,776	Morgan Stanley, Series Q	6.63	305,352
14,409	Morgan Stanley, Series F	6.88	365,412
5,052	Navient Corp.	6.00	95,382
6,721	Northern Trust Corp., Series E	4.70	136,167
23,168	Prudential Financial, Inc.	4.13	514,119
4,220	Public Storage, Series N	3.88	66,001
2,900	Public Storage, Series O	3.90	45,849
2,724	Public Storage, Series Q	3.95	43,829
6,231	Public Storage, Series R	4.00	100,506
12,169	Public Storage, Series P	4.00	196,286
4,176	Public Storage, Series S	4.10	69,196
4,352	Public Storage, Series M	4.13	72,940
4,312	Public Storage, Series L	4.63	80,505
3,580	Public Storage, Series J	4.70	68,020
3,868	Public Storage, Series K	4.75	74,730

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
4,557	Public Storage, Series I	4.88%	$89,682
4,313	Public Storage, Series G	5.05	88,417
3,801	Public Storage, Series F	5.15	80,467
3,967	Public Storage, Series H	5.60	92,867
6,721	Regions Financial Corp., Series E	4.45	122,725
8,556	Regions Financial Corp., Series C	5.70	204,660
5,319	Regions Financial Corp.	6.95	136,645
18,582	Reinsurance Group of America, Inc.	5.75	469,100
8,433	RenaissanceRe Holdings Ltd., Series G	4.20	138,048
3,164	SiriusPoint Ltd., Series B	8.00	79,923
3,868	SL Green Realty Corp., Series I	6.50	88,964
5,096	Stifel Financial Corp., Series D	4.50	92,492
3,780	Stifel Financial Corp.	5.20	80,325
3,384	Stifel Financial Corp., Series C	6.13	82,333
2,724	Stifel Financial Corp., Series B	6.25	68,427
8,801	Synchrony Financial, Series A	5.63	172,676
7,880	Synchrony Financial, Series B	8.25	203,698
5,932	Synovus Financial Corp., Series E	8.40	156,842
5,096	Texas Capital Bancshares, Inc., Series B	5.75	105,130
12,958	Truist Financial Corp., Series R	4.75	254,236
2,900	Truist Financial Corp., Series I	4.96	60,523
9,665	Truist Financial Corp., Series O	5.25	210,214
8,583	U.S. Bancorp, Series L	3.75	133,981
12,803	U.S. Bancorp, Series M	4.00	213,298
7,513	U.S. Bancorp, Series O	4.50	145,677
17,952	U.S. Bancorp, Series B*	5.18	363,708

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
9,665	U.S. Bancorp, Series K	5.50%	$230,317
4,258	UMB Financial Corp.*	7.75	111,773
5,096	Unum Group	6.25	120,011
1,976	Valley National Bancorp, Series A	8.41	49,934
1,712	Valley National Bancorp, Series B	8.43	42,663
5,008	Vornado Realty Trust, Series O	4.45	73,017
5,360	Vornado Realty Trust, Series M	5.25	93,371
5,096	Vornado Realty Trust, Series N	5.25	88,772
5,096	Vornado Realty Trust, Series L	5.40	91,830
5,096	Voya Financial, Inc., Series B	5.35	120,368
10,192	W R Berkley Corp.	4.13	194,158
5,096	WaFd, Inc., Series A	4.88	86,122
2,548	Webster Financial Corp., Series F	5.25	51,215
21,044	Wells Fargo & Co., Series DD	4.25	371,847
16,913	Wells Fargo & Co., Series CC	4.38	302,066
19,684	Wells Fargo & Co., Series AA	4.70	377,145
25,789	Wells Fargo & Co., Series Z	4.75	501,854
11,641	Wells Fargo & Co., Series Y	5.63	279,966
5,052	Western Alliance Bancorp, Series A	4.25	115,034
6,006	Wintrust Financial Corp., Series F*	7.88	158,618

			29,603,936

Technology – 0.1%
7,249	Pitney Bowes, Inc.	6.70%	141,211

Utilities – 3.4%
12,832	Brookfield BRP Holdings Canada, Inc.	4.63	231,002
6,768	Brookfield Infrastructure Finance ULC	5.00	137,112
3,384	Brookfield Infrastructure Partners LP, Series 14	5.00	56,716
16,996	CMS Energy Corp.	5.63	398,225
4,832	DTE Energy Co.	4.38	84,850

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Utilities – (continued)
3,384	DTE Energy Co., Series G	4.38%	$60,066
6,721	DTE Energy Co., Series E	5.25	152,499
7,476	Duke Energy Corp.	5.63	183,162
15,345	Duke Energy Corp., Series A	5.75	379,021
6,941	Entergy Arkansas LLC	4.88	144,789
4,396	Entergy Mississippi LLC	4.90	92,712
1,888	Entergy New Orleans LLC	5.50	42,404
4,572	Georgia Power Co., Series 2017	5.00	102,870
4,256	National Rural Utilities Cooperative Finance Corp., Series US	5.50	100,569
10,343	NextEra Energy Capital Holdings, Inc., Series N	5.65	240,475
9,781	NextEra Energy Capital Holdings, Inc., Series U	6.50	246,579
3,736	SCE Trust II	5.10	63,176
5,492	SCE Trust IV, Series J	5.38	129,446
10,115	Sempra	5.75	229,206
12,803	Southern Co. (The), Series C	4.20	233,015
15,364	Southern Co. (The)	5.25	376,158
4,220	Spire, Inc., Series A	5.90	103,517

			3,787,569

TOTAL PREFERRED STOCKS (Cost $38,029,997)			37,363,859

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2025

Shares	Dividend Rate	Value

Investment Company – 0.0%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
317	4.154%	$317
(Cost $317)

TOTAL INVESTMENTS – 98.8%
(Cost $109,529,338)		$110,743,929

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		1,394,357

NET ASSETS – 100.0%		$ 112,138,286

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2025.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MMY	—Money Market Yield
PLC	—Public Limited Company
T-Bill	—Treasury Bill
TSFR	—Term Secured Overnight Financing Rate

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities August 31, 2025

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF

Assets:

Investments in unaffiliated issuers, at value (cost $30,329,138, $91,649,025, $178,047,525 and $11,593,862, respectively)	$30,703,052	$93,352,421	$175,850,479	$11,765,311
Investments in affiliated issuers, at value (cost $29,090, $1,512,522, $187,422 and $31, respectively)	29,090	1,512,522	187,422	31
Cash	50,000	366,187	50,001	20,429
Foreign Currency, at value (cost $79, $–, $– and $–,respectively)	79	—	—	—
Receivables:
Interest and Dividends	431,819	1,526,233	298,441	127,262
Investments sold	—	992,975	3,901,636	177,763

Total assets	31,214,040	97,750,338	180,287,979	12,090,796

Liabilities:

Payables:
Management fees	3,584	5,407	8,058	366
Investments purchased	—	1,854,283	3,161,327	137,410

Total liabilities	3,584	1,859,690	3,169,385	137,776

Net Assets:

Paid-in capital	36,209,155	97,433,074	192,810,977	12,017,476
Total distributable loss	(4,998,699)	(1,542,426)	(15,692,383)	(64,456)

NET ASSETS	$31,210,456	$95,890,648	$177,118,594	$11,953,020

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	750,000	2,100,000	3,550,000	250,000

Net asset value per share:	$41.61	$45.66	$49.89	$47.81

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued) August 31, 2025

	Access Investment Grade Corporate Bond ETF	Access Municipal Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF

Assets:

Investments in unaffiliated issuers, at value (cost $682,898,950, $9,795,312, $6,227,520,270 and $639,404,400, respectively)	$660,216,329	$9,796,541	$6,230,564,205	$633,852,571
Investments in affiliated issuers, at value (cost $4,852,256, $–, $– and $70,569,978, respectively)	4,852,256	—	—	70,569,978
Cash	49,895	25,843	144,025,765	9,578,935
Receivables:
Interest and Dividends	8,153,746	107,052	9,082,754	4,448,590
Investments sold	6,804,540	—	9,005,027	5,634,797
Investments sold on an extended-settlement basis	—	—	—	4,322,343

Total assets	680,076,766	9,929,436	6,392,677,751	728,407,214

Liabilities:

Forward sale contracts, at value (proceeds received $–, $–, $– and $3,491,953, respectively)	—	—	—	3,494,375
Payables:
Investments purchased	5,559,332	—	138,141,947	3,068,348
Management fees	20,368	304	300,436	15,166
Investments purchased on an extended-settlement basis	—	—	—	83,662,109
Fund shares redeemed	—	—	9,007,444	—
Due to broker	—	—	—	20,000

Total liabilities	5,579,700	304	147,449,827	90,259,998

Net Assets:

Paid-in capital	706,476,873	9,925,123	6,224,518,597	688,099,978
Total distributable earnings (loss)	(31,979,807)	4,009	20,709,327	(49,952,762)

NET ASSETS	$674,497,066	$9,929,132	$6,245,227,924	$638,147,216

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	14,600,000	200,000	62,320,000	15,400,000

Net asset value per share:	$46.20	$49.65	$100.21	$41.44

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued) August 31, 2025

Access U.S. Preferred Stock and Hybrid Securities ETF

Assets:

Investments in unaffiliated issuers, at value (cost $109,529,021)	$110,743,612
Investments in affiliated issuers, at value (cost $317)	317
Cash	37,180
Receivables:
Interest and Dividends	1,376,536

Total assets	112,157,645

Liabilities:

Payables:
Management fees	19,359

Total liabilities	19,359

Net Assets:

Paid-in capital	110,443,670
Total distributable earnings	1,694,616

NET ASSETS	$112,138,286

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	2,200,000

Net asset value per share:	$50.97

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2025

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF

Investment income:

Interest	$3,421,314	$9,122,516	$6,160,555	$411,138

Dividends from Affiliated Underlying Funds	20,731	48,843	15,734	435

Total Investment Income	3,442,045	9,171,359	6,176,289	411,573

Expenses:

Management fees	181,277	282,851	148,538	6,998

Trustee fees	27,732	28,169	27,882	2,369

Total expenses	209,009	311,020	176,420	9,367

Less — expense reductions	(17,859)	(1,775)	(564)	(16)

Net expenses	191,150	309,245	175,856	9,351

NET INVESTMENT INCOME	3,250,895	8,862,114	6,000,433	402,222

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(374,392)	46,652	(5,029,667)	6,330

In-kind redemptions	(1,213,314)	914,342	53,534	6,596

Foreign currency transactions	20	—	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(213,719)	(709,929)	6,356,131	57,880

Foreign currency translations	(10)	—	—	—

Net realized and unrealized gain (loss)	(1,801,415)	251,065	1,379,998	70,806

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,449,480	$9,113,179	$7,380,431	$473,028

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2025

	Access Investment Grade Corporate Bond ETF	Access Municipal Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF

Investment income:

Interest	$37,407,939	$309,491	$263,180,446	$18,306,961

Dividends from Affiliated Underlying Funds	164,118	2,167	—	1,463,492

Total Investment Income	37,572,057	311,658	263,180,446	19,770,453

Expenses:

Management fees	814,472	12,689	8,302,055	435,736

Trustee fees	32,246	4,990	62,916	30,008

Total expenses	846,718	17,679	8,364,971	465,744

Less — expense reductions	(6,022)	(5,833)	(1,194,996)	(53,947)

Net expenses	840,696	11,846	7,169,975	411,797

NET INVESTMENT INCOME	36,731,361	299,812	256,010,471	19,358,656

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,870,518)	(2,254)	4,561,455	(5,899,591)

In-kind redemptions	(15,080,931)	—	751,750	(410,165)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	3,486,042	(58,912)	(2,985,023)	3,847,088

Securities sold short	—	—	—	134,218

Net realized and unrealized gain (loss)	(13,465,407)	(61,166)	2,328,182	(2,328,450)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,265,954	$238,646	$258,338,653	$17,030,206

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2025

Access U.S. Preferred Stock and Hybrid Securities ETF

Investment income:

Interest	$3,592,201

Dividends — unaffiliated issuers (net of foreign withholding taxes of $ 1,976)	2,131,598

Dividends from Affiliated Underlying Funds	22,274

Total Investment Income	5,746,073

Expenses:

Management fees	416,269

Trustee fees	20,836

Total expenses	437,105

Less — expense reductions	(816)

Net expenses	436,289

NET INVESTMENT INCOME	5,309,784

Realized and Unrealized gain (loss):
Net realized gain (loss) from:

Investments — unaffiliated issuers	(153,153)

In-kind redemptions	695,116

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(298,622)

Net realized and unrealized gain	243,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,553,125

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets

	Access Emerging Markets USD Bond ETF		Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$3,250,895	$3,279,702	$8,862,114	$8,064,517

Net realized gain (loss)	(1,587,686)	(598,968)	960,994	(1,741,233)

Net change in unrealized gain (loss)	(213,729)	3,986,156	(709,929)	7,405,434

Net increase in net assets resulting from operations	1,449,480	6,666,890	9,113,179	13,728,718

Distributions to shareholders:

From distributable earnings	(3,384,173)	(3,238,923)	(9,243,466)	(7,776,578)

From share transactions:

Proceeds from sales of shares	24,381,552	20,152,969	24,819,985	96,858,327

Cost of shares redeemed	(58,207,043)	(8,070,928)	(93,662,524)	(39,194,369)

Net increase (decrease) in net assets resulting from share transactions	(33,825,491)	12,082,041	(68,842,539)	57,663,958

TOTAL INCREASE (DECREASE)	(35,760,184)	15,510,008	(68,972,826)	63,616,098

Net Assets:

Beginning of year	$66,970,640	$51,460,632	$164,863,474	$101,247,376

End of year	$31,210,456	$66,970,640	$95,890,648	$164,863,474

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Inflation Protected USD Bond ETF		Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$6,000,433	$4,177,942	$402,222	$443,822

Net realized gain (loss)	(4,976,133)	(6,148,737)	12,926	(49,860)

Net change in unrealized gain	6,356,131	9,054,726	57,880	380,276

Net increase in net assets resulting from operations	7,380,431	7,083,931	473,028	774,238

Distributions to shareholders:

From distributable earnings	(5,296,599)	(4,378,558)	(398,999)	(440,519)

From share transactions:

Proceeds from sales of shares	40,468,243	44,846,205	4,741,161	4,596,787

Cost of shares redeemed	(2,456,120)	(21,671,613)	(2,342,936)	(4,651,720)

Net increase (decrease) in net assets resulting from share transactions	38,012,123	23,174,592	2,398,225	(54,933)

TOTAL INCREASE	40,095,955	25,879,965	2,472,254	278,786

Net Assets:

Beginning of year	$137,022,639	$111,142,674	$9,480,766	$9,201,980

End of year	$177,118,594	$137,022,639	$11,953,020	$9,480,766

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Investment Grade Corporate Bond ETF		Access Municipal Bond ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$36,731,361	$30,321,028	$299,812	$407,771

Net realized loss	(16,951,449)	(22,539,084)	(2,254)	(31,603)

Net change in unrealized gain (loss)	3,486,042	51,147,427	(58,912)	239,415

Net increase in net assets resulting from operations	23,265,954	58,929,371	238,646	615,583

Distributions to shareholders:

From distributable earnings	(37,317,516)	(29,399,665)	(292,504)	(424,426)

From share transactions:

Proceeds from sales of shares	256,045,538	437,689,752	–	–

Cost of shares redeemed	(437,237,433)	(280,319,455)	–	(10,039,110)

Net increase (decrease) in net assets resulting from share transactions	(181,191,895)	157,370,297	–	(10,039,110)

TOTAL INCREASE (DECREASE)	(195,243,457)	186,900,003	(53,858)	(9,847,953)

Net Assets:

Beginning of year	$869,740,523	$682,840,520	$9,982,990	$19,830,943

End of year	$674,497,066	$869,740,523	$9,929,132	$9,982,990

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Treasury 0-1 Year ETF		Access U.S. Aggregate Bond ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$256,010,471	$287,614,890	$19,358,656	$19,412,423

Net realized gain (loss)	5,313,205	2,028,461	(6,309,756)	(9,279,615)

Net change in unrealized gain (loss)	(2,985,023)	7,238,289	3,981,306	21,405,058

Net increase in net assets resulting from operations	258,338,653	296,881,640	17,030,206	31,537,866

Distributions to shareholders:

From distributable earnings	(257,005,734)	(289,180,304)	(18,542,988)	(19,163,870)

From share transactions:

Proceeds from sales of shares	2,568,612,727	1,966,407,220	302,294,746	66,335,735

Cost of shares redeemed	(1,668,103,826)	(2,643,938,681)	(61,578,462)	(172,398,751)

Net increase (decrease) in net assets resulting from share transactions	900,508,901	(677,531,461)	240,716,284	(106,063,016)

TOTAL INCREASE (DECREASE)	901,841,820	(669,830,125)	239,203,502	(93,689,020)

Net Assets:

Beginning of year	$5,343,386,104	$6,013,216,229	$398,943,714	$492,632,734

End of year	$6,245,227,924	$5,343,386,104	$638,147,216	$398,943,714

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access U.S. Preferred Stock and Hybrid Securities ETF
	For the Fiscal Year Ended August 31, 2025	For the Period July 30, 2024* to August 31, 2024

From operations:

Net investment income	$5,309,784	$354,657

Net realized gain	541,963	–

Net change in unrealized gain (loss)	(298,622)	1,513,213

Net increase in net assets resulting from operations	5,553,125	1,867,870

Distributions to shareholders:

From distributable earnings	(5,034,990)	–

From share transactions:

Proceeds from sales of shares	52,741,082	87,469,040

Cost of shares redeemed	(30,457,841)	–

Net increase in net assets resulting from share transactions	22,283,241	87,469,040

TOTAL INCREASE	22,801,376	89,336,910

Net Assets:

Beginning of period	$89,336,910	$–

End of period	$112,138,286	$89,336,910

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Access Emerging Markets USD Bond ETF

	For the Fiscal Year Ended August 31,			For the Period February 15, 2022* to August 31, 2022
	2025	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$41.86	$39.59	$40.58	$49.68

Net investment income(a)	2.39	2.33	2.40	1.33

Net realized and unrealized gain (loss)	(0.01)	2.27	(1.02)	(9.29)

Total from investment operations	2.38	4.60	1.38	(7.96)

Distributions to shareholders from net investment income	(2.63)	(2.33)	(2.37)	(1.14)

Net asset value, end of period	$41.61	$41.86	$39.59	$40.58

Market price, end of period	$41.61	$41.91	$39.64	$40.13

Total Return at Net Asset Value(b)	6.03%	12.08%	3.54%	(16.11)%

Net assets, end of period (in 000’s)	$31,210	$66,971	$51,461	$32,462

Ratio of net expenses to average net assets	0.35%	0.39%	0.22%	0.00	%(c)

Ratio of total expenses to average net assets	0.38%	0.45%	0.45%	0.45	%(c)

Ratio of net investment income to average net assets	5.87%	5.82%	6.02%	5.67	%(c)

Portfolio turnover rate(d)	17%	14%	8%	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access High Yield Corporate Bond ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$45.17	$43.08	$42.70	$50.40	$49.29

Net investment income(a)	3.09	2.94	2.55	2.21	2.24

Net realized and unrealized gain (loss)	0.56	1.99	0.39	(7.63)	1.15

Total from investment operations	3.65	4.93	2.94	(5.42)	3.39

Distributions to shareholders from net investment income	(3.16)	(2.84)	(2.56)	(2.28)	(2.28)

Net asset value, end of year	$45.66	$45.17	$43.08	$42.70	$50.40

Market price, end of year	$45.60	$45.09	$43.04	$42.28	$50.38

Total Return at Net Asset Value(b)	8.45%	11.93%	7.13%	(11.07)%	7.05%

Net assets, end of year (in 000’s)	$95,891	$164,863	$101,247	$134,509	$231,834

Ratio of net expenses to average net assets	0.24%	0.34%	0.34%	0.34%	0.34%

Ratio of net investment income to average net assets	6.87%	6.75%	5.99%	4.69%	4.49%

Portfolio turnover rate(c)	28%	19%	14%	15%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	115

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Inflation Protected USD Bond ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$49.38	$48.32	$51.68	$58.52	$56.96

Net investment income(a)	2.01	1.77	0.93	3.70	2.85

Net realized and unrealized gain (loss)	0.26	1.10	(2.78)	(7.14)	0.30

Total from investment operations	2.27	2.87	(1.85)	(3.44)	3.15

Distributions to shareholders from net investment income	(1.76)	(1.81)	(1.51)	(3.40)	(1.59)

Net asset value, end of year	$49.89	$49.38	$48.32	$51.68	$58.52

Market price, end of year	$49.93	$49.37	$48.36	$51.64	$58.54

Total Return at Net Asset Value(b)	4.69%	6.11%	(3.64)%	(6.08)%	5.62%

Net assets, end of year (in 000’s)	$177,119	$137,023	$111,143	$165,372	$146,311

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.12%

Ratio of net investment income to average net assets	4.08%	3.66%	1.90%	6.63%	4.96%

Portfolio turnover rate(c)	45%	39%	30%	18%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Investment Grade Corporate 1-5 Year Bond ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$47.40	$46.01	$46.46	$50.28	$50.21

Net investment income(a)	2.17	2.09	1.43	0.62	0.41

Net realized and unrealized gain (loss)	0.42	1.34	(0.47)	(3.77)	0.14

Total from investment operations	2.59	3.43	0.96	(3.15)	0.55

Distributions to shareholders from net investment income	(2.18)	(2.04)	(1.41)	(0.67)	(0.48)

Net asset value, end of year	$47.81	$47.40	$46.01	$46.46	$50.28

Market price, end of year	$47.80	$47.46	$46.03	$46.38	$50.30

Total Return at Net Asset Value(b)	5.63%	7.65%	2.11%	(6.30)%	1.10%

Net assets, end of year (in 000’s)	$11,953	$9,481	$9,202	$16,262	$30,168

Ratio of net expenses to average net assets	0.11%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income to average net assets	4.60%	4.52%	3.12%	1.27%	0.82%

Portfolio turnover rate(c)	37%	64%	37%	45%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	117

ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Investment Grade Corporate Bond ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$46.63	$44.63	$45.81	$55.24	$55.39

Net investment income(a)	2.13	1.98	1.59	1.27	1.26

Net realized and unrealized gain (loss)	(0.42)	1.92	(1.23)	(9.43)	(0.14)

Total from investment operations	1.71	3.90	0.36	(8.16)	1.12

Distributions to shareholders from net investment income	(2.14)	(1.90)	(1.54)	(1.27)	(1.27)

Net asset value, end of year	$46.20	$46.63	$44.63	$45.81	$55.24

Market price, end of year	$46.13	$46.69	$44.63	$45.61	$55.19

Total Return at Net Asset Value(b)	3.81%	8.98%	0.84%	(14.96)%	2.07%

Net assets, end of year (in 000’s)	$674,497	$869,741	$682,841	$634,530	$776,118

Ratio of net expenses to average net assets	0.11%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income to average net assets	4.66%	4.39%	3.55%	2.50%	2.30%

Portfolio turnover rate(c)	10%	6%	5%	12%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Access Municipal Bond ETF

	For the Fiscal Year Ended August 31,		For the Period March 7, 2023* to August 31, 2023
	2025	2024

Per Share Operating Performance:

Net asset value, beginning of period	$49.91	$49.58	$49.91

Net investment income(a)	1.50	1.46	0.66

Net realized and unrealized gain (loss)	(0.30)	0.42	(0.45)

Total from investment operations	1.20	1.88	0.21

Distributions to shareholders from net investment income	(1.46)	(1.55)	(0.54)

Net asset value, end of period	$49.65	$49.91	$49.58

Market price, end of period	$49.73	$49.98	$49.63

Total Return at Net Asset Value(b)	2.47%	3.86%	0.42%

Net assets, end of period (in 000’s)	$9,929	$9,983	$19,831

Ratio of net expenses to average net assets	0.12%	0.16%	0.25	%(c)

Ratio of total expenses to average net assets	0.18%	0.25%	0.25	%(c)

Ratio of net investment income to average net assets	3.04%	2.94%	2.72	%(c)

Portfolio turnover rate(d)	27%	25%	10%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	119

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Treasury 0-1 Year ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$100.23	$100.07	$99.84	$100.09	$100.44

Net investment income (loss)(a)	4.29	5.14	4.17	0.52	(0.02)

Net realized and unrealized gain (loss)	0.05	0.17	(0.26)	(0.51)	(0.01)

Total from investment operations	4.34	5.31	3.91	0.01	(0.03)

Distributions to shareholders from net investment income	(4.36)	(5.15)	(3.68)	(0.26)	(0.27)

Distributions to shareholders from return of capital	–	–	–	–	(0.05)

Total distributions	(4.36)	(5.15)	(3.68)	(0.26)	(0.32)

Net asset value, end of year	$100.21	$100.23	$100.07	$99.84	$100.09

Market price, end of year	$100.21	$100.23	$100.12	$99.88	$100.08

Total Return at Net Asset Value(b)	4.43%	5.45%	3.99%	0.01%	(0.03)%

Net assets, end of year (in 000’s)	$6,245,228	$5,343,386	$6,013,216	$3,087,061	$1,857,660

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.12%

Ratio of total expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income (loss) to average net assets	4.28%	5.14%	4.18%	0.52%	(0.02)%

Portfolio turnover rate(c)(d)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	There were either no long-term purchases or no long-term sales for the fiscal years ended August 31, 2025, August 31, 2024, August 31, 2023, August 31, 2022 and August 31, 2021, respectively.

120	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Access U.S. Aggregate Bond ETF

	For the Fiscal Year Ended August 31,				For the Period September 8, 2020* to August 31, 2021
	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of period	$41.99	$40.88	$42.88	$49.40	$50.03

Net investment income(a)	1.74	1.70	1.42	0.67	0.37

Net realized and unrealized gain (loss)	(0.58)	1.06	(2.10)	(6.62)	(0.63)

Total from investment operations	1.16	2.76	(0.68)	(5.95)	(0.26)

Distributions to shareholders from net investment income	(1.71)	(1.65)	(1.32)	(0.57)	(0.37)

Net asset value, end of period	$41.44	$41.99	$40.88	$42.88	$49.40

Market price, end of period	$41.42	$42.02	$40.99	$42.93	$49.38

Total Return at Net Asset Value(b)	2.86%	6.97%	(1.58)%	(12.12)%	(0.52)%

Net assets, end of period (in 000’s)	$638,147	$398,944	$492,633	$433,105	$219,827

Ratio of net expenses to average net assets	0.09%	0.13%	0.12%	0.10%	0.11	%(c)

Ratio of total expenses to average net assets	0.10%	0.14%	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	4.23%	4.17%	3.43%	1.48%	0.77	%(c)

Portfolio turnover rate(d)	306%	401%	481%	522%	525%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	121

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Access U.S. Preferred Stock and Hybrid Securities ETF

	For the Fiscal Year Ended August 31, 2025	For the Period July 30, 2024* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$51.05	$50.00

Net investment income(a)	2.77	0.27

Net realized and unrealized gain (loss)	(0.18)	0.78

Total from investment operations	2.59	1.05

Distributions to shareholders from net investment income	(2.67)	–

Net asset value, end of period	$50.97	$51.05

Market price, end of period	$50.98	$51.16

Total Return at Net Asset Value(b)	5.26%	2.10%

Net assets, end of period (in 000’s)	$112,138	$89,337

Ratio of net expenses to average net assets	0.45%	0.45	%(c)

Ratio of net investment income to average net assets	5.47%	5.91	%(c)

Portfolio turnover rate(d)	25%	–%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements August 31, 2025

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Access Emerging Markets USD Bond ETF	Diversified

Goldman Sachs Access High Yield Corporate Bond ETF	Diversified

Goldman Sachs Access Inflation Protected USD Bond ETF	Diversified

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	Diversified

Goldman Sachs Access Investment Grade Corporate Bond ETF	Diversified

Goldman Sachs Access Municipal Bond ETF	Diversified

Goldman Sachs Access Treasury 0-1 Year ETF	Diversified

Goldman Sachs Access U.S. Aggregate Bond ETF	Diversified

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Municipal Bond ETF, Access Treasury 0-1 Year ETF and Access U.S. Aggregate Bond ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), shares of the Access Emerging Markets USD Bond ETF and Access Inflation Protected USD Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”), and shares of the Access U.S. Preferred Stock and Hybrid Securities ETF are listed and traded on the NASDAQ Stock Market LLC (“NASDAQ”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

123

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/ decreases to interest income with a corresponding adjustment to cost.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

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Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement(s) of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s financial statements at SEC.gov.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2025:

Access Emerging Markets USD Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$4,052,658	$—

Sovereign Debt Obligations	—	26,650,394	—

Investment Company	29,090	—	—

Total	$29,090	$30,703,052	$—

Access High Yield Corporate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$85,290,478	$—

Foreign Corporate Debt	—	8,061,943	—

Investment Company	1,512,522	—	—

Total	$1,512,522	$93,352,421	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Access Inflation Protected USD Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Inflation Indexed Bond	$175,850,479	$—	$—

Investment Company	187,422	—	—

Total	$176,037,901	$—	$—

Access Investment Grade Corporate 1-5 Year Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$10,402,425	$—

Foreign Corporate Debt	—	1,362,886	—

Investment Company	31	—	—

Total	$31	$11,765,311	$—

Access Investment Grade Corporate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$551,067,001	$—

Foreign Corporate Debt	—	109,149,328	—

Investment Company	4,852,256	—	—

Total	$4,852,256	$660,216,329	$—

Access Municipal Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$9,796,541	$—

Access Treasury 0-1 Year ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Bills	$4,997,223,243	$—	$—

U.S. Treasury Notes	1,233,340,962	—	—

Total	$6,230,564,205	$—	$—

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Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Access U.S. Aggregate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$140,044,700	$—

Foreign Corporate Debt	—	33,994,727	—

Mortgage-Backed Securities	—	153,842,248	—

Sovereign Debt Obligations	129,006	15,883,170	—

U.S. Government Agency Obligations	—	5,198,564	—

U.S. Treasury Bonds	65,799,872	—	—

U.S. Treasury Notes	218,960,284	—	—

Investment Company	70,569,978	—	—

Total	$355,459,140	$348,963,409	$—

Liabilities

Fixed Income

Forward Sales Contracts	$—	$(3,494,375)	$—

Access U.S. Preferred Stock and Hybrid Securities ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$62,940,781	$—

Foreign Corporate Debt	—	10,350,862	—

Preferred Stock	—	37,363,859	—

U.S. Government Agency Obligations	—	88,110	—

Investment Company	317	—	—

Total	$317	$110,743,612	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2025, contractual and effective net management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Unitary Management Fee	Effective Net Unitary Management Fee*

Goldman Sachs Access Emerging Markets USD Bond ETF	0.30%	0.38%	0.35%

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Contractual Unitary Management Fee	Effective Unitary Management Fee	Effective Net Unitary Management Fee*

Goldman Sachs Access High Yield Corporate Bond ETF	0.15%	0.24%	0.24%

Goldman Sachs Access Inflation Protected USD Bond ETF	0.12%	0.12%	0.12%

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	0.08%	0.11%	0.11%

Goldman Sachs Access Investment Grade Corporate Bond ETF	0.08%	0.11%	0.11%

Goldman Sachs Access Municipal Bond ETF	0.08%	0.18%	0.12%

Goldman Sachs Access Treasury 0-1 Year ETF	0.14%	0.14%	0.14%

Goldman Sachs Access U.S. Aggregate Bond ETF	0.08%	0.10%	0.09%

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	0.45%	0.45%	0.45%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

Effective February 1, 2025, the Contractual Unitary Management Fee rates were reduced for the Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF and Access U.S. Aggregate Bond ETF to the rates in the above table. Prior to February 1, 2025 such rates were 0.45%, 0.34%, 0.14%, 0.14% and 0.14%, respectively. Effective April 1, 2025, the Contractual Unitary Management Fee rates was reduced for the Access Municipal Bond ETF to the rate in the above table. Prior to April 1, 2025 the rate was 0.25%.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of average daily net assets of the Access Treasury 0-1 Year ETF. This arrangement will remain in effect through at least December 29, 2025 and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. Prior to February 1, 2025, GSAM waived a portion of its management fee for the Access Emerging Markets USD Bond ETF in order to achieve an effective net management fee rate of 0.39%. Effective February 1, 2025, GSAM no longer waives a portion of its management fee for the Access Emerging Markets USD Bond ETF. Prior to April 1, 2025, GSAM waived a portion of its management fee for the Access Municipal Bond ETF in order to achieve an effective net management fee rate of 0.15%. Effective April 1, 2025, GSAM no longer waives a portion of its management fee for the Access Municipal Bond ETF. For the fiscal year ended August 31, 2025, GSAM waived $17,124, $5,756 and $1,194,996 of the Funds’ management fees for the Access Emerging Markets USD Bond ETF, Access Municipal Bond ETF and the Access Treasury 0-1 Year ETF, respectively.

The Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access U.S. Aggregate Bond ETF and Access U.S. Preferred Stock and Hybrid Securities ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2025, the management fee waived by GSAM for each Fund was as follows:

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Notes to Financial Statements (continued) August 31, 2025

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Management Fee Waived

Access Emerging Markets USD Bond ETF	$ 735

Access High Yield Corporate Bond ETF	1,775

Access Inflation Protected USD Bond ETF	564

Access Investment Grade Corporate 1-5 Year Bond ETF	16

Access Investment Grade Corporate Bond ETF	6,022

Access Municipal Bond ETF	77

Access U.S. Aggregate Bond ETF	53,947

Access U.S. Preferred Stock and Hybrid Securities ETF	816

B. Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2025:

Access Emerging Markets USD Bond ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$605,122	$6,151,562	$6,727,594	$29,090	29,090	$20,731

Access High Yield Corporate Bond ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	3,626,772	20,883,066	22,997,316	1,512,522	1,512,522	48,843

Access Inflation Protected USD Bond ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	216,973	6,189,279	6,218,830	187,422	187,422	15,734

Access Investment Grade Corporate 1-5 Year Bond ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	–	424,073	424,042	31	31	435

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Access Investment Grade Corporate Bond ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$3,503,685	$61,568,337	$60,219,766	$4,852,256	4,852,256	$164,118

Access Municipal Bond ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	39,290	920,750	960,040	–	–	2,167

Access U.S. Aggregate Bond ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	16,465,996	111,443,574	57,339,592	70,569,978	70,569,978	1,463,492

Access U.S. Preferred Stock and Hybrid Securities ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	669,044	17,813,189	18,481,916	317	317	22,274

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

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Notes to Financial Statements (continued) August 31, 2025

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Access Emerging Markets USD Bond ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	600,000	$24,381,552	500,000	$20,152,969

Shares redeemed	(1,450,000)	(58,207,043)	(200,000)	(8,070,928)

NET INCREASE (DECREASE) IN SHARES	(850,000)	$(33,825,491)	300,000	$12,082,041

	Goldman Sachs Access High Yield Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	550,000	$24,819,985	2,200,000	$96,858,327

Shares redeemed	(2,100,000)	(93,662,524)	(900,000)	(39,194,369)

NET INCREASE (DECREASE) IN SHARES	(1,550,000)	$(68,842,539)	1,300,000	$57,663,958

	Goldman Sachs Access Inflation Protected USD Bond ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	825,000	$40,468,243	925,000	$44,846,205

Shares redeemed	(50,000)	(2,456,120)	(450,000)	(21,671,613)

NET INCREASE IN SHARES	775,000	$38,012,123	475,000	$23,174,592

	Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	100,000	$4,741,161	100,000	$4,596,787

Shares redeemed	(50,000)	(2,342,936)	(100,000)	(4,651,720)

NET INCREASE (DECREASE) IN SHARES	50,000	$2,398,225	—	$(54,933)

	Goldman Sachs Access Investment Grade Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	5,550,000	$256,045,538	9,650,000	$437,689,752

Shares redeemed	(9,600,000)	(437,237,433)	(6,300,000)	(280,319,455)

NET INCREASE (DECREASE) IN SHARES	(4,050,000)	$(181,191,895)	3,350,000	$157,370,297

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Access Municipal Bond ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares redeemed	—	$—	(200,000)	$(10,039,110)

NET DECREASE IN SHARES	—	$—	(200,000)	$(10,039,110)

	Goldman Sachs Access Treasury 0-1 Year ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	25,690,000	$2,568,612,727	19,680,000	$1,966,407,220

Shares redeemed	(16,680,000)	(1,668,103,826)	(26,460,000)	(2,643,938,681)

NET INCREASE (DECREASE) IN SHARES	9,010,000	$900,508,901	(6,780,000)	$(677,531,461)

	Goldman Sachs Access U.S. Aggregate Bond ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	7,400,000	$302,294,746	1,650,000	$66,335,735

Shares redeemed	(1,500,000)	(61,578,462)	(4,200,000)	(172,398,751)

NET INCREASE (DECREASE) IN SHARES	5,900,000	$240,716,284	(2,550,000)	$(106,063,016)

	Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

	For the Fiscal Year Ended August 31, 2025		For the Period July 30, 2024(a) to August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,050,000	$52,741,082	1,750,000	$87,469,040

Shares redeemed	(600,000)	(30,457,841)	—	—

NET INCREASE IN SHARES	450,000	$22,283,241	1,750,000	$87,469,040

(a)	Commenced operations on July 30, 2024.

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Notes to Financial Statements (continued) August 31, 2025

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2025, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short-term securities):

Fund	Purchase of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)

Goldman Sachs Access Emerging Markets USD Bond ETF	$ —	$ 9,297,880	$ —	$ 9,215,427

Goldman Sachs Access High Yield Corporate Bond ETF	—	35,831,274	—	35,196,082

Goldman Sachs Access Inflation Protected USD Bond ETF	66,422,666	—	71,002,117	—

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	—	3,259,405	—	3,233,501

Goldman Sachs Access Investment Grade Corporate Bond ETF	—	80,758,018	—	86,677,171

Goldman Sachs Access Municipal Bond ETF	—	2,799,788	—	2,619,886

Goldman Sachs Access U.S. Aggregate Bond ETF	1,482,378,185	16,817,412	1,431,565,802	14,861,873

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	—	59,129,209	—	24,098,199

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2025, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short-term securities):

Fund	Purchases	Sales

Access Emerging Markets USD Bond ETF	$ 24,191,950	$ 57,520,710

Access High Yield Corporate Bond ETF	24,271,866	91,621,945

Access Inflation Protected USD Bond ETF	40,343,693	2,451,188

Access Investment Grade Corporate 1-5 Year Bond ETF	4,578,702	2,297,960

Access Investment Grade Corporate Bond ETF	252,261,110	430,631,713

Access U.S. Aggregate Bond ETF	227,061,779	44,551,353

Access U.S. Preferred Stock and Hybrid Securities ETF	18,093,567	30,156,538

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF

Distributions paid from:

Ordinary Income	$3,384,173	$9,243,466	$5,296,599	$398,999	$37,317,516

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7. TAX INFORMATION (continued)

	Access Municipal Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF

Distributions paid from:

Ordinary Income	$2,019	$257,005,734	$18,542,988	$5,034,990

Tax-Exempt income	290,485	—	—	—

Total taxable distributions	$292,504	$257,005,734	$18,542,988	$5,034,990

The tax character of distributions paid during the fiscal year ended August 31, 2024 were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF

Distributions paid from:

Ordinary Income	$3,238,923	$7,776,578	$4,378,558	$440,519

	Access Investment Grade Corporate Bond ETF	Access Municipal Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF

Distributions paid from:

Ordinary Income	$29,399,665	$4,369	$289,180,304	$19,163,870

Tax-Exempt income	—	420,057	—	—

Total taxable distributions	$29,399,665	$424,426	$289,180,304	$19,163,870

				Access U.S. Preferred Stock and Hybrid Securities ETF(a)

Distributions paid from:

Ordinary Income				$—

(a)	Commenced operations on July 30, 2024.

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Notes to Financial Statements (continued) August 31, 2025

7. TAX INFORMATION (continued)

As of August 31, 2025, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF

Undistributed ordinary income — net	$169,602	$582,959	$857,725	$42,894

Capital loss carryforwards:

Perpetual Short-Term	(4,941,897)	(1,767,083)	(1,134,653)	(33,307)

Perpetual Long-Term	(316,250)	(1,888,688)	(8,808,318)	(244,155)

Total capital loss carryforwards	(5,258,147)	(3,655,771)	(9,942,971)	(277,462)

Timing differences — (Post-October Capital Loss Deferral)	(283,570)	(83,066)	(3,907,798)	—

Unrealized gains (losses) — net	373,416	1,613,452	(2,699,339)	170,112

Total accumulated earnings (losses) — net	$(4,998,699)	$(1,542,426)	$(15,692,383)	$(64,456)

	Access Investment Grade Corporate Bond ETF	Access Municipal Bond ETF	Access Treasury 0-1 Year ETF*	Access U.S. Aggregate Bond ETF

Undistributed ordinary income — net	$2,757,900	$—	$22,465,161	$3,149,547

Undistributed Tax Exempt income — net	—	26,950	—	—

Total undistributed earnings	$2,757,900	$26,950	$22,465,161	$3,149,547

Capital loss carryforwards:

Perpetual Short-Term	(2,908,527)	(31,436)	(4,793,086)	(24,628,742)

Perpetual Long-Term	(6,773,827)	(2,704)	(4,564)	(19,622,242)

Total capital loss carryforwards	(9,682,354)	(34,140)	(4,797,650)	(44,250,984)

Timing differences — (Post-October Capital Loss Deferral)	(1,881,810)	(2,930)	—	(2,589,727)

Unrealized gains (losses) — net	(23,173,543)	14,129	3,041,816	(6,261,598)

Total accumulated earnings (losses) — net	$(31,979,807)	$4,009	$20,709,327	$(49,952,762)

*	The Goldman Sachs Access Treasury 0-1 Year ETF utilized $4,505,623 of capital losses in the current fiscal year.

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7. TAX INFORMATION (continued)

Access U.S. Preferred Stock and Hybrid Securities ETF

Undistributed ordinary income — net	$273,621

Capital loss carryforwards:

Perpetual Short-Term	(7,133)

Timing differences — (Hybrids, Post-October Capital Loss Deferral)	319,935

Unrealized gains (losses) — net	1,108,193

Total accumulated earnings (losses) — net	$1,694,616

As of August 31, 2025, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF

Tax Cost	$30,358,726	$93,251,491	$178,737,240	$11,595,230

Gross unrealized gain	863,121	2,711,826	2,462,775	174,249

Gross unrealized loss	(489,705)	(1,098,374)	(5,162,114)	(4,137)

Net unrealized gain (loss)	$373,416	$1,613,452	$(2,699,339)	$170,112

	Access Investment Grade Corporate Bond ETF	Access Municipal Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF

Tax Cost	$688,242,128	$9,782,412	$6,227,522,389	$710,681,725

Gross unrealized gain	9,679,330	72,472	3,058,828	7,075,411

Gross unrealized loss	(32,852,873)	(58,343)	(17,012)	(13,337,009)

Net unrealized gain (loss)	$(23,173,543)	$14,129	$3,041,816	$(6,261,598)

Access U.S. Preferred Stock and Hybrid Securities ETF

Tax Cost	$109,635,736

Gross unrealized gain	2,402,966

Gross unrealized loss	(1,294,773)

Net unrealized gain (loss)	$1,108,193

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in tax treatment of underlying fund investments, partnership investments, market discount accretion and premium amortization.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemption in-kind transactions.

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Notes to Financial Statements (continued) August 31, 2025

7. TAX INFORMATION (continued)

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs Access Emerging Markets USD Bond ETF	$(1,213,314)	$1,213,314

Goldman Sachs Access High Yield Corporate Bond ETF	913,887	(913,887)

Goldman Sachs Access Inflation Protected USD Bond ETF	53,534	(53,534)

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	6,595	(6,595)

Goldman Sachs Access Investment Grade Corporate Bond ETF	(15,182,155)	15,182,155

Goldman Sachs Access Treasury 0-1 Year ETF	720,126	(720,126)

Goldman Sachs Access U.S. Aggregate Bond ETF	(480,068)	480,068

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	691,389	(691,389)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a Reference Index, if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Call/Prepayment Risk — An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with a Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Extension Risk — An issuer could exercise its right to pay principal on an obligation held by a Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to reinvest in higher yielding securities.

Index Risk — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its

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8. OTHER RISKS (continued)

portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data. The FTSE Goldman Sachs Emerging Markets USD Bond Index and FTSE Goldman Sachs US Preferred Stock and Hybrids Index are new and have limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index. The Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Industry Concentration Risk — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, a Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Cboe BZX and NASDAQ and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income

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Notes to Financial Statements (continued) August 31, 2025

8. OTHER RISKS (continued)

funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Sampling Risk — A Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by a Fund could result in a greater decline in NAV than would be the case if a Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by a Fund could cause a Fund to underperform the Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Valuation Risk — The sale price a Fund could receive for a security may differ from a Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. A Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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10. OTHER MATTERS

Effective after the close of business on March 31, 2025, the Goldman Sachs Community Municipal Bond ETF was renamed the Goldman Sachs Access Municipal Bond ETF.

11. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Municipal Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (nine of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, (collectively referred to as the “financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2025, the results of each of their operations the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Goldman Sachs Access Emerging	For the year ended	For the two years ended	For each of the periods
Markets USD Bond ETF, Goldman	August 31, 2025	August 31, 2025	indicated therein
Sachs Access High Yield Corporate
Bond ETF, Goldman Sachs Access
Inflation Protected USD Bond ETF,
Goldman Sachs Access Investment
Grade Corporate 1-5 Year Bond ETF,
Goldman Sachs Access Investment
Grade Corporate Bond ETF, Goldman
Sachs Access Municipal Bond ETF,
Goldman Sachs Access Treasury 0-1
Year ETF and Goldman Sachs Access
U.S. Aggregate Bond ETF
Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	For the year ended August 31, 2025	For the year ended August 31, 2025 and the period July 30, 2024 (commencement of operations) through August 31, 2024

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

145

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 27, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access Municipal Bond ETF (formerly, Goldman Sachs Community Municipal Bond ETF), Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs U.S. Preferred Stock and Hybrid Securities ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2026 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17-18, 2025 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held six meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund (except for the Access U.S. Preferred Stock and Hybrid Securities ETF), including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)

with respect to the extensive investment performance (except Access Municipal Bond ETF and Access U.S. Preferred Stock and Hybrid Securities ETF) and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f)	the undertaking of the Investment Adviser to implement a fee waiver (for the Access Treasury 0-1 Year ETF);
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of each Fund (except for the Access U.S. Preferred Stock and Hybrid Securities ETF). In this regard, they compared the investment performance of each Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2024, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2025. The information on each Fund’s investment performance was provided for the one-, three- and five year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective index. The Trustees noted that the investment performance of each Fund was consistent with the investment objective of tracking its respective index. The Trustees noted that the Access U.S. Preferred Stock and Hybrid Securities ETF had launched on July 30, 2024 and did not yet have a meaningful performance history.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

148

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fee rate and net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertaking to implement a management fee waiver for the Access Treasury 0-1 Year ETF. The Trustees noted that license fees would be payable by the Investment Adviser to FTSE Fixed Income LLC (for the Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF, Access U.S. Aggregate Bond ETF and Access U.S. Preferred Stock and Hybrid Securities ETF ) and to Bloomberg Index Services Limited (for the Access Municipal Bond ETF) for the use of their indices.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2024 and (with the exception of the Access Municipal Bond ETF and Access U.S. Preferred Stock and Hybrid Securities ETF) 2023, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, and information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (e) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

149

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2026.

150

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Goldman Sachs Access Fixed Income ETFs - Tax Information (Unaudited)

During the fiscal year ended August 31, 2025, 100% of the net investment company taxable income distributions paid by the Access Inflation Protected USD Bond ETF and Access Treasury 0-1 Year ETF is designated as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the fiscal year ended August 31, 2025, the Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF, Access U.S. Aggregate Bond ETF and Access U.S. Preferred Stock and Hybrid Securities ETF designate 96.08%, 96.60%, 100%, 100%, 98.76%, 99.62%, 100% and 39.22%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

During the year ended August 31, 2025, 99.31% of the distributions from net investment income paid by the Access Municipal Bond ETF were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

151

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 © 2025 Goldman Sachs. All rights reserved. ACFIETFAR-25 OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary

Goldman Sachs Funds Annual Financial Statements August 31, 2025 Goldman Sachs Active Fixed Income ETFs Goldman Sachs Core Bond ETF (GBND) Goldman Sachs Corporate Bond ETF (GIGL) Goldman Sachs Ultra Short Bond ETF (GSST)* * Effective after the close of business on February 11, 2025, the Goldman Sachs Access Ultra Short Bond ETF was renamed the Goldman Sachs Ultra Short Bond ETF.

Goldman Sachs Active Fixed Income ETFs

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Securities – 39.5%

BANK, Series 2021-BN35, Class A5
$200,000	2.285%		06/15/64(a)	$176,783
BANK5, Series 2025-5YR14, Class A3
180,000	5.646		04/15/58(a)	188,946
Benchmark Mortgage Trust, Series 2020-B22, Class ASB
96,000	1.731		01/15/54(a)	90,302
Benchmark Mortgage Trust, Series 2021-B28, Class ASB
220,000	1.980		08/15/54	204,487
BSTN Commercial Mortgage Trust, Series 2025-1C, Class A
200,000	5.548		06/15/44(b)(c)	205,529
BX Trust, Series 2024-BIO, Class A
	(TSFR1M + 1.642%)
250,000	6.005		02/15/41(b)(c)	249,844
Federal Home Loan Mortgage Corporation
491,127	2.000		05/01/51	392,990
246,718	5.500		11/01/53	248,810
245,528	6.000		07/01/54	251,628
Federal National Mortgage Association
240,175	3.000		02/01/52	211,023
250,000	3.000		TBA-30yr(d)	216,595
250,000	3.500		TBA-30yr(d)	225,844
750,000	5.000		TBA-30yr(d)	739,645
250,000	6.500		TBA-30yr(d)	259,085
500,000	2.000		TBA-30yr(d)	397,103
1,000,000	2.500		TBA-30yr(d)	830,219
750,000	5.500		TBA-30yr(d)	754,403
250,000	6.000		TBA-30yr(d)	255,403
Government National Mortgage Association
250,000	5.000		TBA-30yr(d)	247,282
250,000	2.000		TBA-30yr(d)	204,558
250,000	2.500		TBA-30yr(d)	212,859
250,000	3.000		TBA-30yr(d)	221,356
250,000	3.500		TBA-30yr(d)	227,415
250,000	5.500		TBA-30yr(d)	251,813
250,000	6.000		TBA-30yr(d)	255,010
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A
250,000	5.649		01/13/40(b)(c)	258,644
MSWF Commercial Mortgage Trust, Series 2023-2, Class A5
100,000	6.014		12/15/56(a)(b)	108,023
NY Commercial Mortgage Trust, Series 2025-299P, Class A
100,000	5.853		02/10/47(b)(c)	104,167

TOTAL MORTGAGE-BACKED SECURITIES (Cost $7,944,602)				7,989,766

U.S. Treasury Notes – 34.0%
U.S. Treasury Notes
890,000	4.500	(e)	04/15/27	901,055
1,500,000	1.250	(e)	04/30/28	1,411,875
1,520,000	1.000	(e)	07/31/28	1,412,175
150,000	3.625	(e)	08/31/30(f)	149,561
1,650,000	1.250	(e)	08/15/31	1,425,832
150,000	3.875	(e)	08/31/32(f)	149,561
1,410,000	4.250	(e)	11/15/34	1,419,473

TOTAL U.S. TREASURY NOTES (Cost $6,827,539)				6,869,532

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 23.3%

Advertising – 0.1%
Lamar Media Corp.
$22,000	3.625%	01/15/31(a)	$20,389

Aerospace & Defense – 1.3%
Boeing Co. (The)
50,000	3.450	11/01/28(a)	48,795
150,000	6.528	05/01/34(a)	164,188
Hexcel Corp.
29,000	5.875	02/26/35(a)	29,603
TransDigm, Inc.
20,000	6.375	05/31/33(a)(c)	20,278
5,000	6.250	01/31/34(a)(c)	5,131

			267,995

Banks – 6.8%
Bank of America Corp.
	(SOFR + 1.830%)
109,000	4.571	04/27/33(a)(b)	107,881
	(US 5 Year CMT T-Note +
1.200%)
24,000	2.482	09/21/36(a)(b)	20,746
Bank of America Corp., MTN
	(SOFR + 1.330%)
153,000	2.972	02/04/33(a)(b)	138,140
Bank of New York Mellon Corp. (The), Series G
	(US 5 Year CMT T-Note +
4.358%)
20,000	4.700	09/20/73(a)(b)	19,973
Capital One Financial Corp.
50,000	4.100	02/09/27(a)	49,892
	(SOFR + 1.990%)
38,000	5.884	07/26/35(a)(b)	39,502
	(SOFR + 2.036%)
34,000	6.183	01/30/36(a)(b)	35,087
Citigroup, Inc.
	(SOFR + 1.422%)
51,000	2.976	11/05/30(a)(b)	48,203
	(SOFR + 2.338%)
30,000	6.270	11/17/33(a)(b)	32,517
	(US 5 Year CMT T-Note +
1.730%)
47,000	5.411	09/19/39(a)(b)	46,513
Citigroup, Inc., Series X
	(US 5 Year CMT T-Note +
	3.417%)
20,000	3.875	05/18/74(a)(b)	19,797
Citizens Financial Group, Inc.
	(SOFR + 2.010%)
19,000	5.841	01/23/30(a)(b)	19,765
Fifth Third Bank NA
200,000	3.850	03/15/26(a)	199,212
First Horizon Corp.
	(SOFR + 1.766%)
49,000	5.514	03/07/31(a)(b)	50,431
Huntington Bancshares, Inc.
	(US 5 Year CMT T-Note +
1.700%)
29,000	6.141	11/18/39(a)(b)	29,885

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
JPMorgan Chase & Co.
	(SOFR + 1.800%)
$40,000	4.586%	04/26/33(a)(b)	$39,791
	(SOFR + 1.680%)
23,000	5.572	04/22/36(a)(b)	23,920
	(TSFR3M + 1.622%)
89,000	3.882	07/24/38(a)(b)	78,650
M&T Bank Corp., MTN
	(SOFR + 1.610%)
75,000	5.385	01/16/36(a)(b)	75,144
Morgan Stanley
	(SOFR + 1.730%)
44,000	5.466	01/18/35(a)(b)	45,386
	(SOFR + 1.360%)
71,000	2.484	09/16/36(a)(b)	61,502
Regions Financial Corp.
	(SOFR + 1.490%)
20,000	5.722	06/06/30(a)(b)	20,815
State Street Corp.
	(US 5 Year CMT T-Note +
	2.135%)
12,000	6.450	06/15/74(a)(b)	12,221
Truist Financial Corp., MTN
	(SOFR + 1.620%)
44,000	5.435	01/24/30(a)(b)	45,573
	(SOFR + 1.922%)
20,000	5.711	01/24/35(a)(b)	20,828
Truist Financial Corp., Series P
	(US 5 Year CMT T-Note +
	4.605%)
39,000	4.950	12/01/73(a)(b)	38,918
Wells Fargo & Co., MTN
	(TSFR3M + 1.572%)
50,000	3.584	05/22/28(a)(b)	49,456

			1,369,748

Basic Industry – 0.0%
Qnity Electronics, Inc.
5,000	5.750	08/15/32(a)(c)	5,084
5,000	6.250	08/15/33(a)(c)	5,168

			10,252

Building Materials – 0.2%
Owens Corning
37,000	5.950	06/15/54(a)	37,051

Capital Goods – 1.1%
AECOM
51,000	6.000	08/01/33(a)(c)	51,946
Atkore, Inc.
22,000	4.250	06/01/31(a)(c)	20,412
Ball Corp.
22,000	2.875	08/15/30(a)	19,898
Builders FirstSource, Inc.
20,000	6.750	05/15/35(a)(c)	20,885
CACI International, Inc.
20,000	6.375	06/15/33(a)(c)	20,662
General Electric Co., MTN
24,000	5.875	01/14/38	25,741

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
QXO Building Products, Inc.
$19,000	6.750%	04/30/32(a)(c)	$19,690
Standard Building Solutions, Inc.
38,000	6.250	08/01/33(a)(c)	38,802

			218,036

Communications – 0.5%
Charter Communications Operating LLC / Charter
Communications Operating Capital
31,000	3.750	02/15/28(a)	30,533
News Corp.
38,000	3.875	05/15/29(a)(c)	36,663
Time Warner Cable LLC
31,000	5.875	11/15/40(a)	29,626

			96,822

Consumer Cyclical – 2.1%
AutoNation, Inc.
37,000	5.890	03/15/35(a)	37,840
Carnival Corp.
20,000	5.875	06/15/31(a)(c)	20,493
Choice Hotels International, Inc.
43,000	3.700	01/15/31(a)	40,242
Cinemark USA, Inc.
19,000	7.000	08/01/32(a)(c)	19,709
Dollar General Corp.
31,000	5.450	07/05/33(a)	31,998
General Motors Financial Co., Inc.
67,000	5.450	07/15/30(a)	68,822
Hyatt Hotels Corp.
27,000	5.500	06/30/34(a)	27,243
Hyundai Capital America
44,000	5.600	03/30/28(a)(c)	45,282
Marriott International, Inc., Series HH
33,000	2.850	04/15/31(a)	30,277
RHP Hotel Properties LP / RHP Finance Corp.
20,000	6.500	06/15/33(a)(c)	20,667
Royal Caribbean Cruises Ltd.
29,000	6.250	03/15/32(a)(c)	29,973
25,000	6.000	02/01/33(a)(c)	25,651
Travel + Leisure Co.
30,000	6.125	09/01/33(a)(c)	30,103

			428,300

Consumer Noncyclical – 2.3%
Amgen, Inc.
41,000	4.200	03/01/33(a)	39,601
Amneal Pharmaceuticals LLC
13,000	6.875	08/01/32(a)(c)	13,372
Cardinal Health, Inc.
24,000	5.350	11/15/34(a)	24,353
HCA, Inc.
47,000	5.500	06/01/33(a)	48,343
Kroger Co. (The)
34,000	5.000	09/15/34(a)	33,877
Laboratory Corp. of America Holdings
33,000	4.550	04/01/32(a)	32,728
Mars, Inc.
100,000	5.000	03/01/32(a)(c)	102,004
28,000	5.200	03/01/35(a)(c)	28,253

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Revvity, Inc.
$50,000	3.300%	09/15/29(a)	$47,769
Royalty Pharma PLC
41,000	5.400	09/02/34(a)	41,547
Solventum Corp.
30,000	5.600	03/23/34(a)	31,108
UnitedHealth Group, Inc.
43,000	3.050	05/15/41(a)	31,701

			474,656

Electric – 1.2%
Berkshire Hathaway Energy Co.
43,000	2.850	05/15/51(a)	26,235
DTE Energy Co.
59,000	4.875	06/01/28(a)	60,029
NextEra Energy Capital Holdings, Inc.
41,000	1.900	06/15/28(a)	38,674
Pacific Gas and Electric Co.
50,000	2.950	03/01/26(a)	49,560
39,000	2.100	08/01/27(a)	37,371
Vistra Operations Co. LLC
32,000	4.300	07/15/29(a)(c)	31,692

			243,561

Energy – 0.8%
Archrock Partners LP / Archrock Partners Finance Corp.
20,000	6.625	09/01/32(a)(c)	20,519
Energy Transfer LP
33,000	5.150	03/15/45(a)	29,028
Howard Midstream Energy Partners LLC
10,000	6.625	01/15/34(a)(c)	10,167
Kinder Morgan Energy Partners LP
20,000	6.550	09/15/40	21,389
Occidental Petroleum Corp.
27,000	5.375	01/01/32(a)	27,160
32,000	5.550	10/01/34(a)	31,840
Permian Resources Operating LLC
20,000	6.250	02/01/33(a)(c)	20,422

			160,525

Financial Company – 0.7%
Ally Financial, Inc.
	(SOFRINDX + 1.960%)
30,000	5.737	05/15/29(a)(b)	30,778
Apollo Debt Solutions BDC
39,000	6.550	03/15/32(a)(c)	40,574
Aviation Capital Group LLC
20,000	5.375	07/15/29(a)(c)	20,489
Blackstone Secured Lending Fund
20,000	5.300	06/30/30(a)	20,158
OneMain Finance Corp.
20,000	6.125	05/15/30(a)	20,326

			132,325

Food and Beverage – 0.2%
Constellation Brands, Inc.
36,000	4.800	05/01/30(a)	36,509

Healthcare – 1.5%
Cigna Group (The)
35,000	4.900	12/15/48(a)	30,406

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare – (continued)
CVS Health Corp.
$99,000	4.780%	03/25/38(a)	$91,210
HCA, Inc.
76,000	3.500	09/01/30(a)	72,467
Solventum Corp.
50,000	5.400	03/01/29(a)	52,132
UnitedHealth Group, Inc.
60,000	5.625	07/15/54(a)	57,112

			303,327

Insurance – 0.1%
MetLife, Inc., Series G
	(US 5 Year CMT T-Note +
	3.576%)
20,000	3.850	03/15/74(a)(b)	19,965

REITs and Real Estate – 1.3%
American Homes 4 Rent LP
40,000	4.950	06/15/30(a)	40,722
CBRE Services, Inc.
19,000	5.500	04/01/29(a)	19,705
Cousins Properties LP
36,000	5.250	07/15/30(a)	36,943
20,000	5.875	10/01/34(a)	20,684
Essex Portfolio LP
30,000	3.000	01/15/30(a)	28,350
Highwoods Realty LP
23,000	7.650	02/01/34(a)	26,021
Host Hotels & Resorts LP
56,000	5.700	06/15/32(a)	57,544
Kilroy Realty LP
29,000	6.250	01/15/36(a)	29,605

			259,574

Software – 1.1%
Fair Isaac Corp.
20,000	6.000	05/15/33(a)(c)	20,351
MSCI, Inc.
130,000	3.625	11/01/31(a)(c)	121,365
Oracle Corp.
29,000	5.250	02/03/32(a)	29,818
43,000	4.000	11/15/47(a)	32,551
Paychex, Inc.
20,000	5.350	04/15/32(a)	20,667

			224,752

Technology – 1.6%
AppLovin Corp.
39,000	5.500	12/01/34(a)	39,750
Block, Inc.
20,000	6.500	05/15/32(a)	20,721
10,000	6.000	08/15/33(a)(c)	10,265
Broadcom, Inc.
47,000	3.137	11/15/35(a)(c)	39,723
32,000	3.187	11/15/36(a)(c)	26,624
Match Group Holdings II LLC
30,000	6.125	09/15/33(a)(c)	30,337
Seagate Data Storage Technology Pte Ltd.
20,000	5.875	07/15/30(a)(c)	20,308
Snap, Inc.
20,000	6.875	03/01/33(a)(c)	20,242

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Snap, Inc. – (continued)
$20,000	6.875%	03/15/34(a)(c)	$20,050
Synopsys, Inc.
40,000	5.150	04/01/35(a)	40,325
Uber Technologies, Inc.
49,000	4.800	09/15/34(a)	48,422

			316,767

Transportation – 0.2%
Delta Air Lines, Inc.
20,000	5.250	07/10/30(a)	20,404
Penske Truck Leasing Co. LP / PTL Finance Corp.
30,000	5.250	07/01/29(a)(c)	30,863

			51,267

Wireless – 0.2%
Crown Castle, Inc.
50,000	4.000	03/01/27(a)	49,765

TOTAL CORPORATE OBLIGATIONS (Cost $4,673,757)			4,721,586

Asset-Backed Securities – 15.0%
GM Financial Automobile Leasing Trust, Series 2024-1, Class A3
52,691	5.090	03/22/27(a)	52,847
Massachusetts Development Finance Agency, Series B
130,000	4.571	05/01/45(a)	115,663
New York State Dormitory Authority, Series 1
100,000	4.294	07/01/44(a)	87,043
SFS Auto Receivables Securitization Trust, Series 2024-2A, Class A4
135,000	5.260	08/20/30(a)(c)	138,292
AIMCO CLO 10 Ltd., Series 2019-10A, Class ARR (TSFR3M + 1.410%)
250,000	5.742	07/22/37(a)(b)(c)	250,834
ARES LI CLO Ltd., Series 2019-51A, Class A1R2 (TSFR3M + 1.360%)
250,000	5.678	10/15/37(a)(b)(c)	250,862
Carlyle U.S. CLO Ltd., Series 2021-10A, Class A1R (TSFR3M + 1.310%)
250,000	5.635	01/20/38(a)(b)(c)	250,666
Carlyle Global Market Strategies CLO Ltd., Series 2015-5A, Class A1R3 (TSFR3M + 1.100%)
162,696	5.425	01/20/32(a)(b)(c)	162,987
Dryden 97 CLO Ltd., Series 2022-97A, Class A (TSFR3M + 1.300%)
250,000	5.625	04/20/35(a)(b)(c)	250,000
Goldentree Loan Management U.S. CLO 17 Ltd., Series 2023- 17A, Class AR (TSFR3M + 1.280%)
250,000	5.605	01/20/39(a)(b)(c)	250,535
Invesco U.S. CLO Ltd., Series 2023-3A, Class BR (TSFR3M + 1.750%)
250,000	6.068	07/15/38(a)(b)(c)	251,563
Silver Point CLO 2 Ltd., Series 2023-2A, Class A1R (TSFR3M + 1.370%)
250,000	5.695	04/20/38(a)(b)(c)	250,991

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Trinitas CLO XVIII Ltd., Series 2021-18A, Class A1R (TSFR3M + 1.220%)
$300,000	5.545%	01/20/35(a)(b)(c)	$300,322
Whitebox CLO III Ltd., Series 2021-3A, Class A1R (TSFR3M + 1.270%)
250,000	5.588	10/15/35(a)(b)(c)	250,550
Diversified Financial Services – 0.9%
Barclays Dryrock Issuance Trust, Series 2023-1, Class A
175,000	4.720	02/15/29	175,613

TOTAL ASSET-BACKED SECURITIES (Cost $3,028,591)			3,038,768

Foreign Corporate Debt – 2.6%
Banks – 1.0%
Barclays PLC (United Kingdom)
200,000	5.200	05/12/26	200,662

Consumer Noncyclical – 0.7%
BAT Capital Corp. (United Kingdom)
75,000	6.000	02/20/34(a)	79,617
BAT International Finance PLC (United Kingdom)
50,000	5.931	02/02/29(a)	52,519

			132,136

Energy – 0.1%
Enbridge, Inc. (Canada)
25,000	5.700	03/08/33(a)	26,062

Financial Company – 0.1%
Macquarie Airfinance Holdings Ltd. (United Kingdom)
20,000	5.200	03/27/28(a)(c)	20,316

Food and Beverage – 0.5%
Bacardi Ltd. (Bermuda)
100,000	4.700	05/15/28(a)(c)	100,806

Mining – 0.2%
Vale Overseas Ltd. (Brazil)
40,000	6.400	06/28/54(a)	40,001

TOTAL FOREIGN CORPORATE DEBT (Cost $516,931)			519,983

Collateralized Mortgage Obligations – 2.0%
Angel Oak Mortgage Trust, Series 2021-6, Class A1
85,963	1.458	09/25/66(a)(b)(c)	72,547
Ellington Financial Mortgage Trust, Series 2022-1, Class A1
283,199	2.206	01/25/67(a)(b)(c)	248,712
J.P. Morgan Mortgage Trust, Series 2023-DSC2, Class A1
77,045	5.250	11/25/63(a)(b)(c)	78,537

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $394,995)			399,796

Sovereign Debt Obligations – 1.7%
Sovereign – 1.7%
Eagle Funding Luxco Sarl
250,000	5.500	08/17/30(a)(c)	254,005
Peruvian Government International Bond
60,000	5.500	03/30/36(a)	60,533

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Sovereign – (continued)
Republic of Poland Government International Bond
$30,000	5.500%		03/18/54(a)	$28,111

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $336,877)				342,649

U.S. Treasury Bonds – 0.3%

U.S. Treasury Bonds
30,000	4.750	(e)	02/15/45	29,555
30,000	5.000	(e)	05/15/45	30,506

TOTAL U.S. TREASURY BONDS (Cost $59,687)				60,061

Shares	Dividend Rate			Value

Investment Company – 6.4%(g)
Goldman Sachs Financial Square Government Fund - Institutional Shares
1,294,739	4.154%			1,294,739
(Cost $1,294,739)

TOTAL INVESTMENTS – 124.8% (Cost $25,077,718)				$25,236,880

LIABILITIES IN EXCESS OF OTHER ASSETS – (24.8)%				(5,010,036)

NET ASSETS – 100.0%				$ 20,226,844

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.
(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2025.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $5,298,590 which represents approximately 26.2% of the Fund’s net assets as of August 31, 2025.
(e)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
(f)	When-issued security.
(g)	Represents an affiliated issuer.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Index
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
TSFR	—Term Secured Overnight Financing Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:

U.S. Treasury 2 Year Note	2	12/31/25	$417,172	$654

U.S. Treasury 5 Year Note	3	12/31/25	328,523	1,056

U.S. Treasury Long Bond	4	12/19/25	457,000	2,908

U.S. Treasury Ultra Bond	14	12/19/25	1,630,562	(5,023)

Total				$(405)

Short position contracts:

U.S. Treasury 10 Year Note	(12)	12/19/25	(1,350,375)	(4,244)

U.S. Treasury 10 Year Ultra Note	(8)	12/19/25	(915,500)	(4,172)

Total				$(8,416)

Total Futures Contracts				$(8,821)

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS CORE BOND ETFS

Schedule of Investments (continued) August 31, 2025

SWAP CONTRACTS — At August 31, 2025, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at August 31, 2025(a)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
CDXIG544(b)	1.000%	(2.157)%	BARC	06/20/2030	2,140	$50,504	$43,924	$6,580

TOTAL						$50,504	$43,924	$6,580

(a)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

(b)	Payments made quarterly.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORPORATE BOND ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 81.6%

Advertising – 0.2%
Lamar Media Corp.
$22,000	3.625%	01/15/31(a)	$20,389

Aerospace & Defense – 3.6%
Axon Enterprise, Inc.
22,000	6.250	03/15/33(a)(b)	22,752
Boeing Co. (The)
60,000	3.450	11/01/28(a)	58,554
200,000	3.250	02/01/35(a)	170,622
100,000	5.875	02/15/40	100,955
Hexcel Corp.
28,000	5.875	02/26/35(a)	28,582
TransDigm, Inc.
23,000	6.375	05/31/33(a)(b)	23,320

			404,785

Banks – 18.0%
American Express Co.
	(SOFR + 1.220%)
21,000	4.918	07/20/33(a)(c)	21,257
Bank of America Corp.
	(SOFR + 1.830%)
336,000	4.571	04/27/33(a)(c)	332,549
	(US 5 Year CMT T-Note +
	1.200%)
41,000	2.482	09/21/36(a)(c)	35,442
Bank of America Corp., MTN
	(SOFR + 1.330%)
87,000	2.972	02/04/33(a)(c)	78,550
Capital One Financial Corp.
90,000	4.100	02/09/27(a)	89,806
	(SOFR + 2.600%)
50,000	5.247	07/26/30(a)(c)	51,381
	(SOFR + 1.990%)
23,000	5.884	07/26/35(a)(c)	23,909
	(SOFR + 2.036%)
12,000	6.183	01/30/36(a)(c)	12,384
Citigroup, Inc.
	(SOFR + 1.422%)
68,000	2.976	11/05/30(a)(c)	64,271
	(SOFR + 2.338%)
86,000	6.270	11/17/33(a)(c)	93,216
	(US 5 Year CMT T-Note +
	1.730%)
51,000	5.411	09/19/39(a)(c)	50,471
Citigroup, Inc., Series X
	(US 5 Year CMT T-Note +
	3.417%)
25,000	3.875	05/18/74(a)(c)	24,746
Citizens Financial Group, Inc.
	(SOFR + 2.010%)
93,000	5.841	01/23/30(a)(c)	96,744
First Horizon Corp.
	(SOFR + 1.766%)
25,000	5.514	03/07/31(a)(c)	25,730
Huntington Bancshares, Inc.
	(US 5 Year CMT T-Note +
	1.700%)
55,000	6.141	11/18/39(a)(c)	56,679

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
JPMorgan Chase & Co.
	(SOFR + 1.800%)
$157,000	4.586%	04/26/33(a)(c)	$156,179
	(SOFR + 1.680%)
25,000	5.572	04/22/36(a)(c)	26,000
	(SOFR + 1.635%)
25,000	5.576	07/23/36(a)(c)	25,520
	(TSFR3M + 1.622%)
69,000	3.882	07/24/38(a)(c)	60,976
M&T Bank Corp., MTN
	(SOFR + 1.610%)
79,000	5.385	01/16/36(a)(c)	79,152
Morgan Stanley
	(SOFR + 1.630%)
144,000	5.449	07/20/29(a)(c)	148,637
	(SOFR + 1.730%)
97,000	5.466	01/18/35(a)(c)	100,056
	(SOFR + 1.360%)
69,000	2.484	09/16/36(a)(c)	59,770
Regions Financial Corp.
	(SOFR + 1.490%)
99,000	5.722	06/06/30(a)(c)	103,033
State Street Corp.
	(US 5 Year CMT T-Note +
	2.135%)
23,000	6.450	06/15/74(a)(c)	23,423
Truist Financial Corp., MTN
	(SOFR + 1.620%)
32,000	5.435	01/24/30(a)(c)	33,144
	(SOFR + 1.922%)
88,000	5.711	01/24/35(a)(c)	91,644
Truist Financial Corp., Series P
	(US 5 Year CMT T-Note +
	4.605%)
28,000	4.950	12/01/73(a)(c)	27,941
Wells Fargo & Co., MTN
	(TSFR3M + 1.572%)
60,000	3.584	05/22/28(a)(c)	59,347

			2,051,957

Basic Industry – 0.2%
Packaging Corp. of America
10,000	5.200	08/15/35(a)	10,062
Qnity Electronics, Inc.
5,000	5.750	08/15/32(a)(b)	5,084
5,000	6.250	08/15/33(a)(b)	5,168

			20,314

Building Materials – 0.2%
Owens Corning
23,000	5.950	06/15/54(a)	23,032

Capital Goods – 4.4%
AECOM
28,000	6.000	08/01/33(a)(b)	28,519
Atkore, Inc.
25,000	4.250	06/01/31(a)(b)	23,196
Ball Corp.
25,000	2.875	08/15/30(a)	22,612

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Builders FirstSource, Inc.
$16,000	6.750%	05/15/35(a)(b)	$16,708
CACI International, Inc.
22,000	6.375	06/15/33(a)(b)	22,728
Carlisle Cos., Inc.
5,000	5.550	09/15/40(a)	5,008
Crown Americas LLC
23,000	5.875	06/01/33(a)(b)	23,265
Esab Corp.
22,000	6.250	04/15/29(a)(b)	22,622
General Electric Co.
15,000	4.900	01/29/36(a)	15,060
General Electric Co., MTN
70,000	5.875	01/14/38	75,076
Nordson Corp.
28,000	5.800	09/15/33(a)	29,757
QXO Building Products, Inc.
22,000	6.750	04/30/32(a)(b)	22,799
Regal Rexnord Corp.
101,000	6.300	02/15/30(a)	106,887
Roper Technologies, Inc.
15,000	5.100	09/15/35(a)	14,963
Standard Building Solutions, Inc.
23,000	6.250	08/01/33(a)(b)	23,485
Veralto Corp.
46,000	5.450	09/18/33(a)	47,511

			500,196

Communications – 2.1%
CCO Holdings LLC / CCO Holdings Capital Corp.
22,000	4.500	06/01/33(a)(b)	19,630
Charter Communications Operating LLC / Charter Communications Operating Capital
89,000	3.750	02/15/28(a)	87,661
News Corp.
105,000	3.875	05/15/29(a)(b)	101,306
Time Warner Cable LLC
38,000	5.875	11/15/40(a)	36,315

			244,912

Consumer Cyclical – 9.2%
AutoNation, Inc.
67,000	5.890	03/15/35(a)	68,521
Carnival Corp.
22,000	5.875	06/15/31(a)(b)	22,543
Choice Hotels International, Inc.
72,000	3.700	01/15/31(a)	67,381
Cinemark USA, Inc.
22,000	7.000	08/01/32(a)(b)	22,821
Dollar General Corp.
86,000	5.450	07/05/33(a)	88,768
Expedia Group, Inc.
73,000	5.400	02/15/35(a)	74,132
General Motors Financial Co., Inc.
50,000	1.500	06/10/26(a)	48,845
60,000	3.850	01/05/28(a)	59,290
122,000	5.850	04/06/30(a)	127,480
55,000	5.450	07/15/30(a)	56,496
17,000	5.750	02/08/31(a)	17,644

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
General Motors Financial Co., Inc. – (continued)
$18,000	3.100%	01/12/32(a)	$16,006
Hyatt Hotels Corp.
79,000	5.500	06/30/34(a)	79,710
Hyundai Capital America
69,000	5.600	03/30/28(a)(b)	71,010
Marriott International, Inc., Series HH
59,000	2.850	04/15/31(a)	54,132
RHP Hotel Properties LP / RHP Finance Corp.
20,000	6.500	06/15/33(a)(b)	20,667
Royal Caribbean Cruises Ltd.
81,000	6.250	03/15/32(a)(b)	83,718
23,000	6.000	02/01/33(a)(b)	23,599
Travel + Leisure Co.
20,000	6.125	09/01/33(a)(b)	20,069
WESCO Distribution, Inc.
22,000	6.375	03/15/33(a)(b)	22,805

			1,045,637

Consumer Noncyclical – 9.0%
Altria Group, Inc.
10,000	5.250	08/06/35(a)	9,988
Amneal Pharmaceuticals LLC
8,000	6.875	08/01/32(a)(b)	8,229
Cardinal Health, Inc.
10,000	4.500	09/15/30(a)	10,017
88,000	5.350	11/15/34(a)	89,295
Darling Ingredients, Inc.
22,000	6.000	06/15/30(a)(b)	22,244
HCA, Inc.
141,000	5.500	06/01/33(a)	145,028
Insulet Corp.
19,000	6.500	04/01/33(a)(b)	19,696
J M Smucker Co. (The)
98,000	6.200	11/15/33(a)	105,302
Kroger Co. (The)
93,000	5.000	09/15/34(a)	92,664
Laboratory Corp. of America Holdings
50,000	4.550	04/01/32(a)	49,588
Mars, Inc.
50,000	5.000	03/01/32(a)(b)	51,002
57,000	5.200	03/01/35(a)(b)	57,514
58,000	5.700	05/01/55(a)(b)	56,645
Revvity, Inc.
69,000	3.300	09/15/29(a)	65,921
Royalty Pharma PLC
78,000	5.400	09/02/34(a)	79,041
Solventum Corp.
128,000	5.600	03/23/34(a)	132,728
UnitedHealth Group, Inc.
46,000	3.050	05/15/41(a)	33,912

			1,028,814

Electric – 4.1%
Berkshire Hathaway Energy Co.
51,000	2.850	05/15/51(a)	31,116
DTE Energy Co.
74,000	4.875	06/01/28(a)	75,291

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Duke Energy Corp.
$29,000	4.800%	12/15/45(a)	$25,163
NextEra Energy Capital Holdings, Inc.
82,000	1.900	06/15/28(a)	77,347
Pacific Gas and Electric Co.
50,000	2.950	03/01/26(a)	49,560
78,000	2.100	08/01/27(a)	74,741
81,000	5.000	06/04/28(a)	82,219
12,000	6.950	03/15/34(a)	13,138
Vistra Operations Co. LLC
41,000	4.300	07/15/29(a)(b)	40,605

			469,180

Energy – 3.9%
Energy Transfer LP
50,000	3.900	07/15/26(a)	49,826
34,000	5.150	03/15/45(a)	29,908
Howard Midstream Energy Partners LLC
5,000	6.625	01/15/34(a)(b)	5,083
Kinder Morgan Energy Partners LP
55,000	6.550	09/15/40	58,820
MPLX LP
46,000	5.500	02/15/49(a)	41,372
Occidental Petroleum Corp.
12,000	5.375	01/01/32(a)	12,071
55,000	5.550	10/01/34(a)	54,725
ONEOK, Inc.
25,000	5.550	11/01/26(a)	25,300
83,000	4.550	07/15/28(a)	83,636
Permian Resources Operating LLC
20,000	6.250	02/01/33(a)(b)	20,422
Sabine Pass Liquefaction LLC
50,000	5.000	03/15/27(a)	50,287
Western Midstream Operating LP
20,000	5.450	04/01/44(a)	17,560

			449,010

Financial Company – 3.5%
Air Lease Corp.
50,000	3.625	04/01/27(a)	49,595
Air Lease Corp., GMTN
75,000	3.750	06/01/26(a)	74,557
Ally Financial, Inc.
	(SOFRINDX + 1.960%)
28,000	5.737	05/15/29(a)(c)	28,726
Apollo Debt Solutions BDC
55,000	6.550	03/15/32(a)(b)	57,220
Aviation Capital Group LLC
75,000	1.950	01/30/26(a)(b)	74,138
77,000	5.375	07/15/29(a)(b)	78,883
Blackstone Secured Lending Fund
23,000	5.300	06/30/30(a)	23,182
OneMain Finance Corp.
15,000	6.125	05/15/30(a)	15,244

			401,545

Food and Beverage – 0.5%
Constellation Brands, Inc.
53,000	4.800	05/01/30(a)	53,749

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare – 4.3%
Cigna Group (The)
$66,000	4.900%	12/15/48(a)	$57,338
CVS Health Corp.
20,000	5.450	09/15/35(a)	20,047
143,000	4.780	03/25/38(a)	131,747
HCA, Inc.
50,000	5.250	06/15/26(a)	50,086
71,000	3.500	09/01/30(a)	67,700
Solventum Corp.
92,000	5.400	03/01/29(a)	95,923
UnitedHealth Group, Inc.
65,000	5.625	07/15/54(a)	61,871

			484,712

Insurance – 1.3%
American International Group, Inc.
56,000	4.850	05/07/30(a)	57,293
MetLife, Inc., Series G
	(US 5 Year CMT T-Note +3.576%)
25,000	3.850	03/15/74(a)(c)	24,956
Willis North America, Inc.
69,000	2.950	09/15/29(a)	65,338

			147,587

REITs and Real Estate – 5.7%
CBRE Services, Inc.
55,000	5.500	04/01/29(a)	57,040
Cousins Properties LP
45,000	5.250	07/15/30(a)	46,180
110,000	5.875	10/01/34(a)	113,760
Essential Properties LP
15,000	5.400	12/01/35(a)	14,811
Essex Portfolio LP
87,000	3.000	01/15/30(a)	82,215
Extra Space Storage LP
10,000	4.950	01/15/33(a)	10,030
GLP Capital LP / GLP Financing II, Inc.
50,000	5.375	04/15/26(a)	50,153
Highwoods Realty LP
65,000	7.650	02/01/34(a)	73,538
Host Hotels & Resorts LP
39,000	5.700	06/15/32(a)	40,076
Invitation Homes Operating Partnership LP
59,000	2.300	11/15/28(a)	55,712
Kilroy Realty LP
51,000	6.250	01/15/36(a)	52,064
Kimco Realty OP LLC
50,000	3.800	04/01/27(a)	49,686

			645,265

Software – 2.8%
Fair Isaac Corp.
20,000	6.000	05/15/33(a)(b)	20,351
MSCI, Inc.
43,000	3.625	11/01/31(a)(b)	40,144
67,000	3.250	08/15/33(a)(b)	59,272
Oracle Corp.
15,000	5.250	02/03/32(a)	15,423
50,000	4.000	11/15/47(a)	37,850

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Oracle Corp. – (continued)
$59,000	6.900%	11/09/52(a)	$63,835
Paychex, Inc.
57,000	5.100	04/15/30(a)	58,654
20,000	5.350	04/15/32(a)	20,667

			316,196

Technology – 5.9%
AppLovin Corp.
38,000	5.375	12/01/31(a)	39,087
74,000	5.500	12/01/34(a)	75,423
Block, Inc.
22,000	6.500	05/15/32(a)	22,793
5,000	6.000	08/15/33(a)(b)	5,133
Broadcom, Inc.
30,000	5.200	07/15/35(a)	30,288
89,000	3.137	11/15/35(a)(b)	75,220
Go Daddy Operating Co LLC / GD Finance Co., Inc.
21,000	3.500	03/01/29(a)(b)	19,907
Intel Corp.
37,000	2.000	08/12/31(a)	32,046
23,000	5.700	02/10/53(a)	21,122
Keysight Technologies, Inc.
13,000	5.350	07/30/30(a)	13,508
Match Group Holdings II LLC
20,000	6.125	09/15/33(a)(b)	20,225
NetApp, Inc.
11,000	5.500	03/17/32(a)	11,388
Seagate Data Storage Technology Pte Ltd.
22,000	5.875	07/15/30(a)(b)	22,339
Snap, Inc.
26,000	6.875	03/01/33(a)(b)	26,314
20,000	6.875	03/15/34(a)(b)	20,050
Synopsys, Inc.
43,000	5.000	04/01/32(a)	43,851
51,000	5.150	04/01/35(a)	51,414
Uber Technologies, Inc.
141,000	4.800	09/15/34(a)	139,337

			669,445

Transportation – 1.1%
Delta Air Lines, Inc.
27,000	5.250	07/10/30(a)	27,546
Penske Truck Leasing Co. LP / PTL Finance Corp.
90,000	5.250	07/01/29(a)(b)	92,589

			120,135

Wireless – 1.6%
AT&T, Inc.
68,000	4.750	05/15/46(a)	59,063
Crown Castle, Inc.
70,000	4.000	03/01/27(a)	69,671
T-Mobile USA, Inc.
58,000	5.050	07/15/33(a)	58,606

			187,340

TOTAL CORPORATE OBLIGATIONS
(Cost $9,198,257)			9,284,200

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – 9.2%

Banks – 2.9%
Barclays PLC (United Kingdom)
$200,000	4.836%	05/09/28(a)	$200,869
Sumitomo Mitsui Financial Group, Inc. (Japan)
125,000	3.010	10/19/26	123,398

			324,267

Consumer Noncyclical –1.7%
BAT Capital Corp. (United Kingdom)
75,000	3.215	09/06/26(a)	74,137
50,000	6.000	02/20/34(a)	53,078
BAT International Finance PLC (United Kingdom)
60,000	5.931	02/02/29(a)	63,023

			190,238

Electric – 0.4%
Emera U.S. Finance LP (Canada)
50,000	3.550	06/15/26(a)	49,582

Energy – 0.4%
Enbridge, Inc. (Canada)
44,000	5.700	03/08/33(a)	45,869

Financial Company – 0.3%
Macquarie Airfinance Holdings Ltd. (United Kingdom)
28,000	5.200	03/27/28(a)(b)	28,443

Food and Beverage – 2.0%
Bacardi Ltd. (Bermuda)
100,000	4.700	05/15/28(a)(b)	100,806
JDE Peet’s NV (Netherlands)
150,000	2.250	09/24/31(a)(b)	130,725

			231,531

Metals and Mining – 0.4%
Glencore Funding LLC (Australia)
50,000	4.000	03/27/27(a)(b)	49,766

Mining – 0.3%
Vale Overseas Ltd. (Brazil)
30,000	6.400	06/28/54(a)	30,001

Technology – 0.2%
NXP BV / NXP Funding LLC / NXP USA, Inc. (Netherlands)
23,000	2.650	02/15/32(a)	20,260

Wirelines – 0.6%
British Telecommunications PLC (United Kingdom)
58,000	9.625	12/15/30	71,400

TOTAL FOREIGN CORPORATE DEBT
(Cost $1,033,285)			1,041,357

Sovereign Debt Obligations – 1.6%

Sovereign – 1.6%
Mexico Government International Bond, MTN
100,000	4.750	03/08/44	79,755
Peruvian Government International Bond
50,000	5.500	03/30/36(a)	50,444
Republic of Poland Government International Bond
40,000	5.500	03/18/54(a)	37,481
Romanian Government International Bond
20,000	6.625	05/16/36(b)	19,967

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $185,258)			187,647

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Notes – 1.2%
U.S. Treasury Notes
$70,000	3.625	%(d)	08/31/30(e)	$69,795
70,000	3.875	(d)	08/31/32(e)	69,795

TOTAL U.S. TREASURY NOTES
(Cost $139,474)				139,590

U.S. Treasury Bonds – 0.2%
U.S. Treasury Bonds
10,000	4.750	(d)	02/15/45	9,851
10,000	5.000	(d)	05/15/45	10,169

TOTAL U.S. TREASURY BONDS
(Cost $19,896)				20,020

Shares	Dividend Rate			Value

Investment Company – 3.5%(f)
Goldman Sachs Financial Square Government Fund - Institutional Shares
396,080	4.154%			396,080
(Cost $396,080)

TOTAL INVESTMENTS – 97.3%
(Cost $10,972,250)				$11,068,894

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%				312,972

NET ASSETS – 100.0%				$11,381,866

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2025.

(d)

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(e)	When-issued security.
(f)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
TSFR	—Term Secured Overnight Financing Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:

U.S. Treasury 2 Year Note	1	12/31/25	$208,586	$139

U.S. Treasury 5 Year Note	6	12/31/25	657,047	2,015

U.S. Treasury Long Bond	3	12/19/25	342,750	1,021

U.S. Treasury Ultra Bond	11	12/19/25	1,281,156	(2,529)

Total				$646

Short position contracts:

U.S. Treasury 10 Year Note	(10)	12/19/25	(1,125,313)	(2,728)

U.S. Treasury 10 Year Ultra Note	(3)	12/19/25	(343,312)	(1,268)

Total				$(3,996)

Total Futures Contracts				$(3,350)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2025

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At August 31, 2025, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

	Financing
	Rate
	Received							Unrealized
	(Paid) by the	Credit Spread at			Notional		Upfront Premium	Appreciation/
Reference Obligation/Index	Fund	August 31, 2025(a)	Counterparty	Termination Date	Amount (000’s)	Value	(Received) Paid	(Depreciation)
CDXIG544(b)	1.000%	(2.157)%	Bank of America N.A	06/20/2030	3,320	$78,352	$68,279	$10,073
TOTAL						$78,352	$68,279	$10,073

(a)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

(b)	Payments made quarterly.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 28.3%

Aerospace & Defense – 0.1%
RTX Corp.
$921,000	2.650%	11/01/26	$905,202

Banks – 11.8%
American Express Co. (SOFRINDX + 1.350%)
1,116,000	5.716	10/30/26(a)	1,117,155
(SOFR + 0.750%)
5,917,000	5.115	04/23/27(a)	5,928,657
Bank of America Corp.
(SOFR + 0.960%)
4,508,000	1.734	07/22/27(a)	4,405,007
(SOFR + 1.580%)
7,482,000	4.376	04/27/28(a)	7,498,637
Bank of America NA
(SOFR + 1.020%)
1,695,000	5.385	08/18/26(a)	1,704,518
Charles Schwab Corp. (The)
(SOFRINDX + 0.520%)
1,259,000	4.885	05/13/26(a)	1,260,043
1,031,000	2.450	03/03/27	1,007,281
Citibank NA
3,542,000	4.929	08/06/26	3,565,240
(SOFR + 0.712%)
4,966,000	4.876	11/19/27(a)	5,003,057
Citigroup, Inc.
(SOFR + 1.143%)
4,478,000	5.509	05/07/28(a)	4,503,434
Fifth Third Bank NA
1,659,000	3.850	03/15/26	1,652,463
HSBC USA, Inc.
(SOFR + 0.960%)
7,365,000	5.316	03/04/27(a)	7,404,788
(SOFR + 0.970%)
1,488,000	5.326	06/03/28(a)	1,498,874
JPMorgan Chase & Co.
(SOFR + 0.800%)
6,589,000	1.045	11/19/26(a)	6,540,614
(3M U.S. T-Bill MMY + 1.507%)
2,000,000	3.960	01/29/27(a)	1,997,038
(SOFR + 0.885%)
2,633,000	1.578	04/22/27(a)	2,587,627
(SOFR + 1.560%)
2,497,000	4.323	04/26/28(a)	2,500,040
Manufacturers & Traders Trust Co.
11,033,000	4.650	01/27/26	11,032,389
Morgan Stanley
(SOFR + 1.295%)
5,000,000	5.050	01/28/27(a)	5,011,890
(SOFR + 0.879%)
4,090,000	1.593	05/04/27(a)	4,013,106
Morgan Stanley, GMTN
(SOFR + 0.858%)
5,092,000	1.512	07/20/27(a)	4,965,641
Morgan Stanley Bank NA
(SOFR + 0.685%)
1,552,000	5.047	10/15/27(a)	1,555,003

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Morgan Stanley Private Bank NA
(SOFR + 0.770%)
$9,000,000	5.131%	07/06/28(a)	$9,022,104
PNC Bank NA
(SOFR + 0.504%)
3,718,000	4.775	01/15/27(a)	3,721,639
(SOFR + 0.500%)
2,657,000	4.862	01/15/27(a)	2,657,296
PNC Financial Services Group, Inc. (The) (SOFRINDX + 1.085%)
794,000	4.758	01/26/27(a)	794,694
State Street Corp. (SOFR + 0.845%)
1,383,000	5.210	08/03/26(a)	1,388,548
(SOFR + 0.640%)
1,299,000	5.004	10/22/27(a)	1,299,628
Truist Bank
(SOFR + 0.590%)
8,276,000	4.671	05/20/27(a)	8,293,014
U.S. Bancorp (SOFR + 1.430%)
790,000	5.727	10/21/26(a)	791,188
Wells Fargo & Co., MTN (3M U.S. T-Bill MMY + 1.432%)
4,000,000	3.196	06/17/27(a)	3,964,208

			118,684,821

Basic Industry – 0.4%
Dow Chemical Co. (The)
816,000	4.550	11/30/25	814,989
Mosaic Co. (The)
3,200,000	4.050	11/15/27	3,183,909

			3,998,898

Brokerage – 0.4%
Jefferies Financial Group, Inc., MTN
3,599,000	4.750	08/11/26	3,610,761
Building Materials – 0.1%

Amrize Finance U.S. LLC
1,000,000	4.600	04/07/27(b)	1,005,248
Capital Goods – 0.7%

Caterpillar Financial Services Corp., MTN (SOFR + 0.530%)
2,414,000	4.893	07/07/27(a)	2,417,355
General Electric Co., MTN (3M U.S. T-Bill MMY + 0.642%)
1,469,000	4.963	05/05/26(a)	1,470,630
John Deere Capital Corp. (SOFR + 0.680%)
1,134,000	5.042	07/15/27(a)	1,137,679
Roper Technologies, Inc.
1,935,000	3.800	12/15/26	1,923,413

			6,949,077

Consumer Cyclical – 3.5%
American Honda Finance Corp.
5,000,000	4.550	07/09/27	5,038,348

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
	(SOFR + 0.870%)
$5,650,000	5.232%	07/09/27(a)	$5,666,379
Expedia Group, Inc.
921,000	5.000	02/15/26	921,574
General Motors Financial Co., Inc.
3,307,000	5.250	03/01/26	3,313,053
4,500,000	5.400	04/06/26	4,520,014
1,948,000	5.000	07/15/27	1,969,505
	(SOFRINDX + 1.050%)
2,568,000	5.412	07/15/27(a)	2,562,634
	(SOFRINDX + 1.170%)
5,602,000	5.533	04/04/28(a)	5,594,955
Hyundai Capital America
1,762,000	3.500	11/02/26(b)	1,743,852
Marriott International, Inc.
3,640,000	4.200	07/15/27	3,645,641

			34,975,955

Consumer Noncyclical – 1.7%
Amgen, Inc.
9,136,000	5.507	03/02/26	9,138,493
Bunge Ltd. Finance Corp.
1,000,000	3.250	08/15/26	990,922
Laboratory Corp. of America Holdings
2,392,000	1.550	06/01/26	2,342,947
UnitedHealth Group, Inc.
1,666,000	1.250	01/15/26	1,644,979
1,716,000	4.600	04/15/27	1,729,786
1,602,000	3.700	05/15/27	1,593,115

			17,440,242

Distributors – 1.6%
Hyundai Capital America
215,000	5.500	03/30/26(b)	216,211
1,370,000	5.450	06/24/26(b)	1,380,641
3,690,000	4.850	03/25/27(b)	3,719,655
	(SOFR + 1.500%)
3,000,000	5.860	01/08/27(a)(b)	3,029,921
	(SOFR + 1.030%)
3,748,000	5.396	09/24/27(a)(b)	3,756,575
	(SOFR + 0.920%)
3,915,000	5.283	01/07/28(a)(b)	3,914,195

			16,017,198

Electric – 2.3%
DTE Energy Co.
2,268,000	4.950	07/01/27	2,297,486
Entergy New Orleans LLC
2,257,000	4.000	06/01/26	2,240,649
Eversource Energy
1,030,000	4.750	05/15/26	1,032,098
1,000,000	2.900	03/01/27	981,957
Eversource Energy, Series U
4,250,000	1.400	08/15/26	4,133,958
NextEra Energy Capital Holdings, Inc.
9,616,000	4.685	09/01/27	9,706,789
Southwestern Electric Power Co., Series K
2,560,000	2.750	10/01/26	2,516,252

			22,909,189

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – 0.4%
Energy Transfer LP
$307,000	5.625%	05/01/27(b)	$306,979
Gulfstream Natural Gas System LLC
368,000	6.190	11/01/25(b)	368,757
MPLX LP
3,138,000	4.125	03/01/27	3,130,162

			3,805,898

Financial Company – 0.5%
Air Lease Corp.
1,266,000	1.875	08/15/26	1,236,487
Air Lease Corp., MTN
3,538,000	2.875	01/15/26	3,514,688

			4,751,175

Food and Beverage – 0.2%
Constellation Brands, Inc.
1,900,000	3.500	05/09/27	1,877,552

Healthcare – 0.1%
Bio-Rad Laboratories, Inc.
1,000,000	3.300	03/15/27	985,257
UnitedHealth Group, Inc.
326,000	3.100	03/15/26	323,536

			1,308,793

Insurance – 3.5%
Corebridge Global Funding
1,061,000	5.350	06/24/26(b)	1,070,032
	(SOFR + 1.300%)
1,860,000	5.667	09/25/26(a)(b)	1,873,286
	(SOFR + 0.750%)
3,560,000	5.113	01/07/28(a)(b)	3,554,939
Equitable Financial Life Global Funding
3,980,000	4.600	04/01/27(b)	4,003,309
Jackson National Life Global Funding
4,584,000	4.900	01/13/27(b)	4,620,724
4,540,000	5.550	07/02/27(b)	4,639,636
	(SOFR + 0.890%)
4,347,000	5.247	06/09/27(a)(b)	4,364,951
Metropolitan Life Global Funding I
	(SOFR + 0.700%)
9,018,000	5.065	08/25/28(a)(b)	9,037,565
New York Life Global Funding
	(SOFR + 0.580%)
801,000	4.944	08/28/26(a)(b)	803,274
Protective Life Global Funding
939,000	1.618	04/15/26(b)	923,213

			34,890,929

Revenue – 0.0%
Baylor Scott & White Holdings, Series 2021
290,000	0.827	11/15/25	286,966
PeaceHealth Obligated Group, Series 2020
21,000	1.375	11/15/25	20,862

			307,828

Software – 0.4%
Oracle Corp.
1,250,000	1.650	03/25/26	1,230,693
1,171,000	2.650	07/15/26	1,155,201

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Take-Two Interactive Software, Inc.
$1,729,000	5.000%	03/28/26	$1,733,809

			4,119,703

Technology – 0.3%
Dell International LLC / EMC Corp.
502,000	6.020	06/15/26	506,338
Intel Corp.
1,000,000	3.750	03/25/27	990,550
PayPal Holdings, Inc.
	(SOFR + 0.670%)
1,909,000	5.026	03/06/28(a)	1,913,386

			3,410,274

Transportation – 0.1%
ERAC USA Finance LLC
1,000,000	3.300	12/01/26(b)	989,404

Wireless – 0.2%
Pacific Bell Telephone Co.
599,000	7.125	03/15/26	604,756
T-Mobile USA, Inc.
1,287,000	5.375	04/15/27	1,287,000

			1,891,756

TOTAL CORPORATE OBLIGATIONS (Cost $283,036,541)			283,849,903

Foreign Corporate Debt – 25.4%

Banks – 18.9%
ABN AMRO Bank NV (Netherlands)
	(US 1 Year CMT T-Note + 0.800%)
3,100,000	1.542	06/16/27(a)(b)	3,031,096
Banco Santander SA (Spain)
10,200,000	4.250	04/11/27	10,204,639
	(SOFR + 1.120%)
800,000	5.482	07/15/28(a)	805,289
Bank of Montreal (Canada)
	(SOFR + 0.429%)
2,014,000	4.588	12/11/26(a)	2,015,626
Bank of Montreal (Canada)
	(SOFRINDX + 1.160%)
2,983,000	5.519	12/11/26(a)	3,009,840
Bank of Montreal, MTN (Canada)
2,900,000	4.850	07/30/26	2,890,353
Bank of Nova Scotia (The) (Canada)
1,853,000	4.750	02/02/26	1,855,342
1,076,000	1.300	09/15/26	1,045,420
Banque Federative du Credit Mutuel SA (France)
	(SOFRINDX + 1.400%)
2,251,000	5.762	07/13/26(a)(b)	2,268,555
	(SOFR + 1.130%)
2,896,000	5.495	01/23/27(a)(b)	2,909,929
285,000	4.753	07/13/27(b)	287,980
Barclays PLC (United Kingdom)
	(US 1 Year CMT T-Note + 3.050%)
1,895,000	7.325	11/02/26(a)	1,903,145

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
BPCE SA (France)
	(SOFR + 1.520%)
$2,081,000	1.652%	10/06/26(a)(b)	$2,075,046
	(SOFR + 2.100%)
2,873,000	5.975	01/18/27(a)(b)	2,887,164
Canadian Imperial Bank of Commerce (Canada)
	(SOFR + 1.220%)
1,851,000	5.585	10/02/26(a)	1,865,641
3,078,000	3.450	04/07/27	3,051,211
3,159,000	5.237	06/28/27	3,220,272
	(SOFR + 0.940%)
2,877,000	5.307	06/28/27(a)	2,902,318
Cooperatieve Rabobank UA (Netherlands)
	(US 1 Year CMT T-Note + 0.550%)
5,148,000	1.106	02/24/27(a)(b)	5,068,646
Credit Agricole SA (France)
	(SOFR + 0.892%)
1,938,000	1.247	01/26/27(a)(b)	1,912,582
	(SOFR + 0.870%)
2,500,000	5.229	03/11/27(a)(b)	2,508,756
Danske Bank A/S (Denmark)
	(US 1 Year CMT T-Note + 1.350%)
2,069,000	1.621	09/11/26(a)(b)	2,067,022
Deutsche Bank AG (Germany)
	(SOFR + 1.870%)
4,099,000	2.129	11/24/26(a)	4,075,695
	(SOFR + 1.219%)
4,591,000	5.584	11/16/27(a)	4,608,642
DNB Bank ASA (Norway)
	(US 1 Year CMT T-Note + 0.850%)
3,750,000	1.127	09/16/26(a)(b)	3,744,160
HSBC Holdings PLC (United Kingdom)
	(3M U.S. T-Bill MMY + 1.609%)
2,123,000	4.292	09/12/26(a)	2,122,654
Intesa Sanpaolo SpA (Italy)
3,201,000	7.000	11/21/25(b)	3,214,885
4,515,000	3.875	07/14/27(b)	4,477,926
Macquarie Bank Ltd. (Australia)
	(SOFR + 0.920%)
2,462,000	5.285	07/02/27(a)(b)	2,478,789
Macquarie Group Ltd. (Australia)
	(SOFR + 1.069%)
6,098,000	1.340	01/12/27(a)(b)	6,030,352
Mitsubishi UFJ Financial Group, Inc. (Japan)
	(US 1 Year CMT T-Note + 0.750%)
3,233,000	1.538	07/20/27(a)	3,154,323
Mizuho Financial Group, Inc. (Japan)
1,421,000	2.839	09/13/26	1,401,560
National Bank of Canada (Canada)
	(SOFR + 0.557%)
3,265,000	4.702	03/05/27(a)	3,268,371
	(SOFRINDX + 1.030%)
1,000,000	5.395	07/02/27(a)	1,002,524

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
	(SOFR + 1.036%)
$792,000	5.600%	07/02/27(a)	$799,589
Nationwide Building Society (United Kingdom)
	(SOFR + 1.290%)
926,000	5.655	02/16/28(a)(b)	932,915
NatWest Group PLC (United Kingdom)
	(US 1 Year CMT T-Note + 2.850%)
2,152,000	7.472	11/10/26(a)	2,163,535
NatWest Markets PLC (United Kingdom)
2,937,000	1.600	09/29/26(b)	2,858,442
860,000	5.416	05/17/27(b)	878,790
	(SOFR + 0.900%)
3,000,000	5.265	05/17/27(a)(b)	3,013,806
	(SOFR + 0.950%)
4,603,000	5.314	03/21/28(a)(b)	4,620,995
Royal Bank of Canada, GMTN (Canada)
	(SOFR + 0.790%)
1,480,000	5.069	07/23/27(a)	1,489,633
	(SOFRINDX + 0.720%)
2,950,000	5.083	10/18/27(a)	2,953,957
Santander UK Group Holdings PLC (United Kingdom)
	(SOFR + 0.989%)
1,777,000	1.673	06/14/27(a)	1,738,775
Skandinaviska Enskilda Banken AB (Sweden)
	(SOFR + 0.890%)
2,427,000	5.246	03/05/27(a)(b)	2,442,170
Societe Generale SA (France)
4,207,000	5.250	02/19/27(b)	4,249,043
	(SOFR + 1.100%)
10,095,000	5.466	02/19/27(a)(b)	10,133,077
Standard Chartered PLC (United Kingdom)
	(US 1 Year CMT T-Note + 2.050%)
1,000,000	6.170	01/09/27(a)(b)	1,005,426
	(US 1 Year CMT T-Note + 1.000%)
4,906,000	1.456	01/14/27(a)(b)	4,849,856
	(SOFR + 1.930%)
2,000,000	6.293	07/06/27(a)(b)	2,020,974
Sumitomo Mitsui Financial Group, Inc. (Japan)
1,651,000	3.784	03/09/26	1,646,415
2,388,000	2.632	07/14/26	2,356,543
Svenska Handelsbanken AB (Sweden)
	(SOFR + 1.250%)
1,807,000	5.610	06/15/26(a)(b)	1,821,484
Toronto-Dominion Bank (The) (Canada)
	(SOFR + 0.620%)
1,802,000	4.982	12/17/26(a)	1,806,479
	(SOFR + 0.820%)
3,142,000	5.186	01/31/28(a)	3,154,741
Toronto-Dominion Bank (The), GMTN (Canada)
1,368,000	4.980	04/05/27	1,385,917
Toronto-Dominion Bank (The), MTN (Canada)
	(SOFR + 1.080%)
2,356,000	5.444	07/17/26(a)	2,371,347

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
UBS Group AG (Switzerland)
	(US 1 Year CMT T-Note + 1.550%)
$7,602,000	5.711%	01/12/27(a)(b)	$7,634,649
	(US 1 Year CMT T-Note + 1.080%)
2,000,000	1.364	01/30/27(a)(b)	1,974,647
	(SOFRINDX + 0.980%)
786,000	1.305	02/02/27(a)(b)	775,807
UniCredit SpA (Italy)
5,755,000	4.625	04/12/27(b)	5,765,248
	(US 1 Year CMT T-Note + 1.200%)
10,881,000	1.982	06/03/27(a)(b)	10,680,796
Westpac New Zealand Ltd. (New Zealand)
2,288,000	5.132	02/26/27(b)	2,320,120

			189,210,929

Consumer Cyclical – 2.3%
BMW U.S. Capital LLC (Germany)
2,366,000	4.150	08/11/27(b)	2,367,583
	(SOFRINDX + 0.920%)
4,460,000	5.284	03/21/28(a)(b)	4,472,042
Daimler Truck Finance North America LLC (Germany)
968,000	3.650	04/07/27(b)	959,505
3,933,000	4.300	08/12/27(b)	3,939,283
Mercedes-Benz Finance North America LLC (Germany)
2,131,000	4.875	07/31/26(b)	2,142,789
4,880,000	4.650	04/01/27(b)	4,914,900
Volkswagen Group of America Finance LLC (Germany)
1,203,000	5.400	03/20/26(b)	1,206,967
3,300,000	4.900	08/14/26(b)	3,312,869

			23,315,938

Distributors – 0.8%
Daimler Truck Finance North America LLC (Germany)
	(SOFR + 0.960%)
1,070,000	5.324	09/25/27(a)(b)	1,072,031
	(SOFR + 0.840%)
7,247,000	5.202	01/13/28(a)(b)	7,233,111

			8,305,142

Electric – 0.2%
Enel Finance International NV (Italy)
2,193,000	3.625	05/25/27(b)	2,171,880

Financial Company – 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
8,891,000	2.450	10/29/26	8,706,972

Metals and Mining – 1.1%
Glencore Funding LLC (Australia)
1,901,000	1.625	09/01/25(b)	1,901,000
	(SOFRINDX + 0.750%)
4,906,000	5.117	10/01/26(a)(b)	4,909,932
	(SOFRINDX + 1.060%)
4,275,000	5.423	04/04/27(a)(b)	4,290,483

			11,101,415

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Telecommunications – 0.3%
NBN Co. Ltd. (Australia)
$3,106,000	1.450%	05/05/26(b)	$3,047,615

Wireless – 0.5%
NTT Finance Corp. (Japan)
4,696,000	4.567	07/16/27(b)	4,727,804

Wirelines – 0.4%
NTT Finance Corp. (Japan)
	(SOFR + 1.080%)
3,813,000	5.442	07/16/28(a)(b)	3,851,673

TOTAL FOREIGN CORPORATE DEBT (Cost $253,533,102)			254,439,368

Asset-Backed Securities – 19.1%
Ally Auto Receivables Trust, Series 2022-1, Class A3
103,004	3.310	11/15/26	102,953
American Express Credit Account Master Trust, Series 2023-1, Class A
6,175,000	4.870	05/15/28	6,208,036
American Express Credit Account Master Trust, Series 2025-2, Class A
2,750,000	4.280	04/15/30	2,773,989
BA Credit Card Trust, Series 2022-A2, Class A2
2,100,000	5.000	04/15/28	2,103,348
BA Credit Card Trust, Series 2023-A2, Class A2
6,075,000	4.980	11/15/28	6,143,271
Chase Auto Owner Trust, Series 2024-2A, Class A2
239,156	5.660	05/26/27(b)	239,454
Chase Auto Owner Trust, Series 2024-5A, Class A3
2,000,000	4.180	08/27/29(b)	2,002,409
Chase Issuance Trust, Series 2023-A1, Class A
3,975,000	5.160	09/15/28	4,020,557
City of New York NY, Series G-1
3,220,000	5.698	03/01/27	3,256,714
City of San Antonio TX
1,730,000	5.635	02/01/26	1,734,200
Drive Auto Receivables Trust, Series 2024-2, Class A2
436,906	4.940	12/15/27	437,291
Exeter Automobile Receivables Trust, Series 2024-5A, Class A2
255,399	4.790	04/15/27	255,432
Exeter Automobile Receivables Trust, Series 2024-5A, Class A3
1,825,000	4.450	03/15/28	1,824,732
Ford Credit Auto Lease Trust, Series 2024-B, Class A3
2,000,000	4.990	12/15/27	2,014,742
Ford Credit Auto Lease Trust, Series 2025-A, Class A3
2,925,000	4.720	06/15/28	2,950,791
Ford Credit Auto Owner Trust, Series 2020-2, Class A
1,625,000	1.060	04/15/33(b)	1,618,581
Ford Credit Auto Owner Trust, Series 2024-C, Class A3
2,025,000	4.070	07/15/29	2,027,092
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3
1,117,815	5.380	11/20/26	1,119,299
GM Financial Automobile Leasing Trust, Series 2024-3, Class A3
2,700,000	4.210	10/20/27	2,702,159
GM Financial Consumer Automobile Receivables Trust, Series 2025-1, Class A3
2,475,000	4.620	12/17/29	2,501,688

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1
$1,500,000	5.340%	06/15/28(b)	$1,512,923
Hyundai Auto Lease Securitization Trust, Series 2024-B, Class A3
2,400,000	5.410	05/17/27(b)	2,418,212
Hyundai Auto Lease Securitization Trust, Series 2024-C, Class A3
4,000,000	4.620	04/17/28(b)	4,024,046
Hyundai Auto Receivables Trust, Series 2022-C, Class A3
1,230,113	5.390	06/15/27	1,233,908
Hyundai Auto Receivables Trust, Series 2023-A, Class A3
1,250,918	4.580	04/15/27	1,251,773
Hyundai Auto Receivables Trust, Series 2023-C, Class A2A
59,321	5.800	01/15/27	59,357
Hyundai Auto Receivables Trust, Series 2024-B, Class A3
1,925,000	4.840	03/15/29	1,945,039
M&T Bank Auto Receivables Trust, Series 2025-1A, Class A2A
2,733,985	4.630	05/15/28(b)	2,740,079
Mercedes-Benz Auto Lease Trust, Series 2024-B, Class A2A
672,683	4.570	12/15/26	673,099
Nelnet Student Loan Trust, Series 2016-1A, Class A
	(SOFR + 0.914%)
178,191	5.263	09/25/65(a)(b)	178,470
Nissan Auto Lease Trust, Series 2024-A, Class A3
4,000,000	4.910	04/15/27	4,015,269
Rhode Island Student Loan Authority, Series 2012-1, Class A1
	(SOFR + 1.014%)
243,364	5.370	07/01/31(a)	243,188
Santander Drive Auto Receivables Trust, Series 2024-4, Class A3
4,125,000	4.850	01/16/29	4,135,120
Santander Drive Auto Receivables Trust, Series 2024-5, Class A2
981,212	4.880	09/15/27	981,625
Santander Drive Auto Receivables Trust, Series 2025-2, Class A2
1,688,879	4.710	06/15/28	1,692,011
Toyota Auto Receivables Owner Trust, Series 2022-D, Class A3
940,435	5.300	09/15/27	944,926
Toyota Auto Receivables Owner Trust, Series 2024-C, Class A3
2,100,000	4.880	03/15/29	2,119,016
Toyota Lease Owner Trust, Series 2024-A, Class A3
2,062,166	5.250	04/20/27(b)	2,069,673
Toyota Lease Owner Trust, Series 2024-B, Class A3
3,250,000	4.210	09/20/27(b)	3,253,370
Volkswagen Auto Loan Enhanced Trust, Series 2024-1, Class A2A
2,423,542	4.650	11/22/27	2,428,039
Westlake Automobile Receivables Trust, Series 2025-2A, Class A2A
1,900,000	4.660	09/15/28(b)	1,905,137
World Omni Auto Receivables Trust, Series 2023-C, Class A3
2,076,307	5.150	11/15/28	2,086,124

			87,947,142

1988 CLO 3 Ltd., Series 2023-3A, Class A1
	(3M U.S. T-Bill MMY + 2.000%)
6,500,000	6.318	10/15/38(a)(b)	6,515,178
AGL CLO 16 Ltd., Series 2021-16A, Class AR
	(3M U.S. T-Bill MMY + 0.950%)
2,270,000	5.275	01/20/35(a)(b)	2,271,893

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
AGL CLO 5 Ltd., Series 2020-5A, Class A1RR
	(3M U.S. T-Bill MMY + 1.200%)
$4,000,000	5.525%	07/20/34(a)(b)	$4,002,176
Apidos CLO XXIII, Series 2015-23A, Class ARR
	(3M U.S. T-Bill MMY + 1.050%)
3,848,286	5.368	04/15/33(a)(b)	3,849,079
ARES LII CLO Ltd., Series 2019-52A, Class A1RR
	(3M U.S. T-Bill MMY + 0.880%)
2,397,270	5.212	04/22/31(a)(b)	2,394,274
Bain Capital Credit CLO, Series 2018-2A, Class A1R
	(3M U.S. T-Bill MMY + 1.080%)
343,961	5.405	07/19/31(a)(b)	343,962
Bryant Park Funding Ltd., Series 2023-21A, Class A1
	(3M U.S. T-Bill MMY + 2.050%)
4,200,000	6.379	10/18/36(a)(b)	4,209,026
CarVal CLO II Ltd., Series 2019-1A, Class AR2
	(3M U.S. T-Bill MMY + 1.020%)
2,402,434	5.345	04/20/32(a)(b)	2,402,677
Cedar Funding Ltd., Series 2018-7A, Class AR
	(3M U.S. T-Bill MMY + 1.080%)
422,041	5.405	01/20/31(a)(b)	421,725
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR3
	(3M U.S. T-Bill MMY + 1.070%)
4,000,000	5.395	04/20/34(a)(b)	4,003,828
Dryden 80 CLO Ltd., Series 2019-80A, Class ARR
	(3M U.S. T-Bill MMY + 0.950%)
10,000,000	–	01/17/33(a)(b)(c)(d)	10,000,000
Dryden 97 CLO Ltd., Series 2022-97A, Class XR
	(3M U.S. T-Bill MMY + 1.050%)
5,000,000	–	10/20/38(a)(b)(c)(d)	5,000,000
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
	(3M U.S. T-Bill MMY + 1.162%)
57,717	5.479	04/15/29(a)(b)	57,795
Fort Greene Park CLO LLC, Series 2025-2A, Class AR
	(3M U.S. T-Bill MMY + 0.950%)
6,000,000	5.282	04/22/34(a)(b)	5,988,606
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class AR
	(3M U.S. T-Bill MMY + 0.980%)
1,500,000	5.305	07/20/34(a)(b)	1,499,595
Invesco CLO Ltd., Series 2022-2A, Class A1R
	(3M U.S. T-Bill MMY + 1.150%)
4,900,000	5.441	07/20/35(a)(b)	4,899,951

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Jamestown CLO XV Ltd., Series 2020-15A, Class A1R
	(3M U.S. T-Bill MMY + 1.370%)
$4,400,000	5.688%	07/15/35(a)(b)	$4,403,626
Marathon CLO XIII Ltd., Series 2019-1A, Class AAR2
	(3M U.S. T-Bill MMY + 1.200%)
1,549,229	5.518	04/15/32(a)(b)	1,549,229
Mountain View CLO LLC, Series 2016-1A, Class AR2
	(3M U.S. T-Bill MMY + 1.260%)
975,475	5.580	04/14/33(a)(b)	976,564
Mountain View CLO XVI Ltd., Series 2022-1A, Class A1R
	(3M U.S. T-Bill MMY + 1.460%)
2,325,000	5.778	04/15/34(a)(b)	2,326,437
Neuberger Berman Loan Advisers CLO 50 Ltd., Series 2022-50A, Class AR
	(3M U.S. T-Bill MMY + 1.250%)
3,075,000	5.569	07/23/36(a)(b)	3,079,560
Sculptor CLO XXVIII Ltd., Series 28A, Class AR
	(3M U.S. T-Bill MMY + 1.060%)
7,000,000	5.385	01/20/35(a)(b)	6,999,300
Trinitas CLO VI Ltd., Series 2017-6A, Class ARRR
	(3M U.S. T-Bill MMY + 1.330%)
5,900,000	5.648	01/25/34(a)(b)	5,905,044
Trysail CLO Ltd., Series 2021-1A, Class A1
	(3M U.S. T-Bill MMY + 1.582%)
2,328,725	5.907	07/20/32(a)(b)	2,324,163
Venture 34 CLO Ltd., Series 2018-34A, Class AR
	(3M U.S. T-Bill MMY + 1.280%)
1,902,800	5.598	10/15/31(a)(b)	1,903,955
Zais CLO 13 Ltd., Series 2019-13A, Class A1AR
	(3M U.S. T-Bill MMY + 1.300%)
807,754	5.618	07/15/32(a)(b)	807,870

			88,135,513

Barclays Dryrock Issuance Trust, Series 2023-2, Class A
	(SOFR + 0.900%)
2,050,000	5.243	08/15/28(a)	2,051,861
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A
3,000,000	4.950	10/15/27	3,003,121
Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1
1,300,000	5.230	12/08/27	1,303,173
Discover Card Execution Note Trust, Series 2023-A1, Class A
2,925,000	4.310	03/15/28	2,927,806
Exeter Automobile Receivables Trust, Series 2025-1A, Class A2
539,489	4.700	09/15/27	539,752
Exeter Automobile Receivables Trust, Series 2025-1A, Class A3
450,000	4.670	08/15/28	451,382
Exeter Automobile Receivables Trust, Series 2025-3A, Class A3
1,450,000	4.780	07/16/29	1,459,960
Santander Drive Auto Receivables Trust, Series 2025-1, Class A2
348,328	4.760	08/16/27	348,495

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Santander Drive Auto Receivables Trust, Series 2025-1, Class A3
$1,575,000	4.740%	01/16/29	$1,579,984
Toyota Auto Receivables Owner Trust, Series 2023-B, Class A3
1,905,306	4.710	02/15/28	1,910,720

			15,576,254

TOTAL ASSET-BACKED SECURITIES (Cost $191,314,531)			191,658,909

Mortgage-Backed Securities – 7.5%
BBCMS Mortgage Trust, Series 2018-C2, Class ASB
338,563	4.236	12/15/51	337,838
BMARK, Series 2023-V4, Class A3
4,450,000	6.841	11/15/56(a)	4,735,989
BX, Series 2021-MFM1, Class A
	(1M U.S. T-Bill MMY +
	0.814%)
10,704	5.177	01/15/34(a)(b)	10,701
BX Trust, Series 2021-ARIA, Class A
	(1M U.S. T-Bill MMY +
	1.014%)
1,300,000	5.377	10/15/36(a)(b)	1,298,520
BXHPP Trust, Series 2021-FILM, Class A
	(1M U.S. T-Bill MMY +
	0.764%)
1,850,000	5.127	08/15/36(a)(b)	1,791,395
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3
4,145,000	3.865	01/10/48	4,129,918
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4
458,574	3.778	09/10/58	454,301
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3
2,218,652	3.050	04/10/49	2,213,208
COMM Mortgage Trust, Series 2016-DC2, Class A4
156,122	3.497	02/10/49	155,828
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4
78,353	3.718	08/15/48	78,104
DBJPM Mortgage Trust, Series 2016-C3, Class ASB
63,068	2.756	08/10/49	62,663
Extended Stay America Trust, Series 2021-ESH, Class A
	(1M U.S. T-Bill MMY +
	1.194%)
1,233,799	5.557	07/15/38(a)(b)	1,233,413
Federal Home Loan Mortgage Corporation
9,169,657	6.500	06/01/54	9,594,700
FHLMC REMIC, Series 2003-2682, Class FB
	(SOFR + 1.014%)
93,459	5.357	10/15/33(a)	93,887
FHLMC REMIC, Series 2003-2711, Class FA
	(SOFR + 1.114%)
95,517	5.457	11/15/33(a)	96,405
FHLMC REMIC, Series 2005-3033, Class FG
	(SOFR + 0.464%)
313,729	4.807	09/15/35(a)	310,653
FHLMC REMIC, Series 2007-3298, Class FC
	(SOFR + 0.534%)
71,968	4.877	04/15/37(a)	71,105

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

FHLMC REMIC, Series 2007-3314, Class FC
	(SOFR + 0.514%)
$15,711	4.857%	12/15/36(a)	$15,553
FHLMC REMIC, Series 2007-3316, Class FB
	(SOFR + 0.414%)
383,309	4.757	08/15/35(a)	378,957
FHLMC REMIC, Series 2007-3371, Class FA
	(SOFR + 0.714%)
80,517	5.057	09/15/37(a)	80,195
FHLMC REMIC, Series 2009-3593, Class CF
	(SOFR + 0.714%)
852,902	5.057	02/15/36(a)	851,191
FHLMC REMIC, Series 2012-4040, Class FW
	(SOFR + 0.484%)
218,486	4.827	05/15/32(a)	218,183
FHLMC REMIC, Series 2012-4057, Class FE
	(SOFR + 0.564%)
578,542	4.907	06/15/42(a)	571,951
FHLMC REMIC, Series 2012-4068, Class UF
	(SOFR + 0.614%)
142,392	4.957	06/15/42(a)	140,613
FHLMC REMIC, Series 2012-4098, Class MF
	(SOFR + 0.414%)
73,727	4.757	11/15/41(a)	73,410
FHLMC REMIC, Series 2012-4107, Class MF
	(SOFR + 0.514%)
1,227,235	4.857	09/15/42(a)	1,209,883
FHLMC REMIC, Series 2012-4126, Class GF
	(SOFR + 0.514%)
1,760,816	4.857	11/15/42(a)	1,733,943
FHLMC REMIC, Series 2013-4203, Class QF
	(SOFR + 0.364%)
758,093	4.707	05/15/43(a)	747,090
FHLMC REMIC, Series 2013-4215, Class NF
	(SOFR + 0.464%)
563,862	4.807	06/15/43(a)	551,390
FHLMC REMIC, Series 2013-4248, Class FL
	(SOFR + 0.564%)
52,435	4.907	05/15/41(a)	52,054
FHLMC REMIC, Series 2013-4263, Class FB
	(SOFR + 0.514%)
38,049	4.857	11/15/43(a)	37,669
FHLMC REMIC, Series 2013-4272, Class FD
	(SOFR + 0.464%)
38,203	4.807	11/15/43(a)	37,743
FHLMC REMIC, Series 2018-4787, Class ZS
584,540	5.000	07/01/48	589,772
FHLMC REMIC, Series 2018-4818, Class FC
	(SOFR + 0.414%)
163,459	4.757	04/15/48(a)	157,716
FHLMC REMIC, Series 2018-4852, Class BF
	(SOFR + 0.514%)
1,083,203	4.857	12/15/48(a)	1,056,176
FHLMC REMIC, Series 2019-4897, Class F
	(SOFR + 0.514%)
823,518	4.857	07/15/49(a)	810,486
FHLMC REMIC, Series 2019-4903, Class F
	(SOFR + 0.564%)
131,526	4.907	09/15/48(a)	127,927

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

FHLMC REMIC, Series 2019-4906, Class NF
	(SOFR + 0.514%)
$939,058	4.828%	03/15/38(a)	$916,891
FHLMC REMIC, Series 2019-4942, Class FA
	(SOFR + 0.614%)
837,681	4.963	01/25/50(a)	823,622
FHLMC REMIC, Series 2020-5002, Class FJ
	(SOFR + 0.514%)
145,496	4.863	07/25/50(a)	143,031
FHLMC STRIPS, Series 2006-239, Class F22
	(SOFR + 0.464%)
119,274	4.807	08/15/36(a)	117,986
FHLMC STRIPS, Series 2006-239, Class F30
	(SOFR + 0.414%)
298,185	4.757	08/15/36(a)	294,600
FNMA REMIC, Series 2002-53, Class FY
	(SOFR + 0.614%)
117,081	4.963	08/25/32(a)	116,956
FNMA REMIC, Series 2004-54, Class FL
	(SOFR + 0.514%)
42,824	4.863	07/25/34(a)	42,790
FNMA REMIC, Series 2004-54, Class FN
	(SOFR + 0.564%)
156,708	4.913	07/25/34(a)	156,662
FNMA REMIC, Series 2005-120, Class FE
	(SOFR + 0.634%)
252,154	4.983	01/25/36(a)	250,972
FNMA REMIC, Series 2005-87, Class FE
	(SOFR + 0.564%)
255,907	4.913	10/25/35(a)	254,516
FNMA REMIC, Series 2006-110, Class AF
	(SOFR + 0.444%)
1,525,894	4.793	11/25/36(a)	1,509,644
FNMA REMIC, Series 2006-16, Class FC
	(SOFR + 0.414%)
50,401	4.763	03/25/36(a)	50,039
FNMA REMIC, Series 2006-36, Class FB
	(SOFR + 0.414%)
32,411	4.763	05/25/36(a)	32,019
FNMA REMIC, Series 2006-42, Class PF
	(SOFR + 0.524%)
53,048	4.873	06/25/36(a)	52,726
FNMA REMIC, Series 2006-44, Class FP
	(SOFR + 0.514%)
599,669	4.863	06/25/36(a)	595,557
FNMA REMIC, Series 2006-61, Class FD
	(SOFR + 0.474%)
118,024	4.823	07/25/36(a)	116,932
FNMA REMIC, Series 2006-79, Class DF
	(SOFR + 0.464%)
237,635	4.813	08/25/36(a)	235,855
FNMA REMIC, Series 2006-88, Class AF
	(SOFR + 0.574%)
257,900	4.923	09/25/36(a)	256,031
FNMA REMIC, Series 2007-35, Class PF
	(SOFR + 0.364%)
44,867	4.713	04/25/37(a)	44,219

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

FNMA REMIC, Series 2007-67, Class FB
	(SOFR + 0.434%)
$105,509	4.783%	07/25/37(a)	$104,153
FNMA REMIC, Series 2008-1, Class CF
	(SOFR + 0.814%)
37,972	5.163	02/25/38(a)	37,931
FNMA REMIC, Series 2009-110, Class FG
	(SOFR + 0.864%)
114,450	5.213	01/25/40(a)	114,938
FNMA REMIC, Series 2010-113, Class FA
	(SOFR + 0.514%)
88,398	4.863	10/25/40(a)	87,819
FNMA REMIC, Series 2010-116, Class FE
	(SOFR + 0.514%)
115,057	4.863	10/25/40(a)	114,214
FNMA REMIC, Series 2010-141, Class FB
	(SOFR + 0.584%)
72,587	4.933	12/25/40(a)	72,155
FNMA REMIC, Series 2010-15, Class FJ
	(SOFR + 1.044%)
216,521	5.393	06/25/36(a)	218,310
FNMA REMIC, Series 2010-39, Class FE
	(SOFR + 0.884%)
361,685	5.233	06/25/37(a)	363,020
FNMA REMIC, Series 2010-39, Class FG
	(SOFR + 1.034%)
159,853	5.383	03/25/36(a)	161,251
FNMA REMIC, Series 2010-46, Class WF
	(SOFR + 0.864%)
1,210,968	5.213	05/25/40(a)	1,208,396
FNMA REMIC, Series 2010-49, Class FB
	(SOFR + 0.864%)
106,986	5.213	05/25/40(a)	107,112
FNMA REMIC, Series 2010-59, Class FN
	(SOFR + 0.844%)
1,208,142	5.193	06/25/40(a)	1,207,407
FNMA REMIC, Series 2011-53, Class FT
	(SOFR + 0.694%)
100,832	5.043	06/25/41(a)	100,305
FNMA REMIC, Series 2011-87, Class FJ
	(SOFR + 0.664%)
107,123	5.013	09/25/41(a)	105,774
FNMA REMIC, Series 2012-101, Class FC
	(SOFR + 0.614%)
94,081	4.963	09/25/42(a)	92,509
FNMA REMIC, Series 2012-14, Class BF
	(SOFR + 0.714%)
493,401	5.063	03/25/42(a)	488,881
FNMA REMIC, Series 2012-37, Class BF
	(SOFR + 0.614%)
102,253	4.963	12/25/35(a)	101,700
FNMA REMIC, Series 2013-10, Class KF
	(SOFR + 0.414%)
69,256	4.763	02/25/43(a)	68,193
FNMA REMIC, Series 2013-130, Class FB
	(SOFR + 0.564%)
70,249	4.913	01/25/44(a)	69,429

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

FNMA REMIC, Series 2013-19, Class DF
	(SOFR + 0.414%)
$277,754	4.763%	09/25/41(a)	$276,654
FNMA REMIC, Series 2013-2, Class QF
	(SOFR + 0.614%)
43,636	4.963	02/25/43(a)	43,208
FNMA REMIC, Series 2014-17, Class FE
	(SOFR + 0.664%)
621,310	5.013	04/25/44(a)	611,610
FNMA REMIC, Series 2014-28, Class FD
	(SOFR + 0.564%)
1,151,140	4.913	05/25/44(a)	1,138,955
FNMA REMIC, Series 2014-47, Class AF
	(SOFR + 0.464%)
219,900	4.778	08/25/44(a)	218,606
FNMA REMIC, Series 2015-27, Class KF
	(SOFR + 0.414%)
49,578	4.763	05/25/45(a)	49,297
FNMA REMIC, Series 2015-87, Class BF
	(SOFR + 0.414%)
259,726	4.763	12/25/45(a)	255,973
FNMA REMIC, Series 2016-49, Class EF
	(SOFR + 0.514%)
581,438	4.863	08/25/46(a)	576,547
FNMA REMIC, Series 2017-16, Class FA
	(SOFR + 0.564%)
571,690	4.913	03/25/47(a)	558,170
FNMA REMIC, Series 2017-91, Class GF
	(SOFR + 0.464%)
1,352,217	4.813	11/25/47(a)	1,312,991
FNMA REMIC, Series 2018-15, Class JF
	(SOFR + 0.414%)
745,989	4.763	03/25/48(a)	721,838
FNMA REMIC, Series 2018-3385, Class MA
676,004	4.500	06/01/48	661,186
FNMA REMIC, Series 2019-41, Class FM
	(SOFR + 0.564%)
868,421	4.913	08/25/49(a)	853,562
FNMA REMIC, Series 2019-6, Class KF
	(SOFR + 0.564%)
1,409,306	4.913	03/25/49(a)	1,390,950
Government National Mortgage Association, Series 2004-59, Class FP
	(1M U.S. T-Bill MMY +
	0.414%)
254,240	4.774	08/16/34(a)	253,447
Government National Mortgage Association, Series 2005-4, Class FA
	(1M U.S. T-Bill MMY +
	0.484%)
197,603	4.844	01/16/35(a)	197,204
Government National Mortgage Association, Series 2007-59, Class FA
	(1M U.S. T-Bill MMY +
	0.614%)
85,367	4.955	10/20/37(a)	85,179

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Securities – (continued)

Government National Mortgage Association, Series 2013-99, Class PF
	(1M U.S. T-Bill MMY + 0.414%)
$1,238,513	4.755%		07/20/43(a)	$1,220,391
Government National Mortgage Association, Series 2019-110, Class F
	(1M U.S. T-Bill MMY +
	0.564%)
1,363,229	4.905		09/20/49(a)	1,342,241
Government National Mortgage Association, Series 2019-56, Class FB
	(1M U.S. T-Bill MMY +
	0.564%)
1,547,632	4.905		05/20/49(a)	1,523,365
Government National Mortgage Association, Series 2019-58, Class FA
	(1M U.S. T-Bill MMY +
	0.514%)
649,457	4.855		05/20/49(a)	637,225
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2024-OMNI, Class A
4,800,000	5.990		10/05/39(a)(b)	4,901,008
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class ASB
13,583	2.713		08/15/49	13,545
LCCM, Series 2017-LC26, Class A4
900,000	3.551		07/12/50(b)	882,928
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A3
3,864,023	3.058		05/15/49	3,838,962
Morgan Stanley Capital I, Series 2017-HR2, Class ASB
1,664,815	3.509		12/15/50	1,648,096
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class ASB
119,795	2.860		11/15/49	118,760
ONE PARK Mortgage Trust, Series 2021-PARK, Class A
	(1M U.S. T-Bill MMY +
	0.814%)
908,000	5.177		03/15/36(a)(b)	890,565
UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB
307,836	3.264		08/15/50	305,206
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3
518,791	3.294		01/15/59	516,491
Wells Fargo Commercial Mortgage Trust, Series 2024-1CHI, Class A
1,018,000	5.484		07/15/35(a)(b)	1,031,197

TOTAL MORTGAGE-BACKED SECURITIES (Cost $75,213,172)				75,020,432

U.S. Treasury Notes – 7.0%
U.S. Treasury Notes
5,761,400	4.875	(e)	04/30/26	5,793,583
8,490,000	4.125	(e)	02/28/27	8,538,751
26,074,600	3.875	(e)	03/31/27	26,143,861
14,056,200	4.375	(e)	07/15/27	14,237,942
10,253,000	2.250	(e)	08/15/27	9,986,262

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Notes – (continued)

U.S. Treasury Notes – (continued)
$4,967,000	3.875	%(e)	10/15/27	$4,992,611

TOTAL U.S. TREASURY NOTES (Cost $69,575,431)				69,693,010

Certificate of Deposits – 3.5%
Bayerische Landesbank
	(SOFR + 0.390%)
3,489,000	4.730		01/28/26(a)	3,492,594
Deutsche Bank AG-New York Branch
	(SOFR + 0.400%)
3,200,000	4.762		10/10/25(a)	3,199,857
Deutsche Bank AG-New York Branch
1,800,000	4.630		11/06/25	1,800,360
Kookmin Bank
3,058,000	4.780		12/28/25	3,060,294
Landesbank
5,505,000	4.540		12/16/25	5,509,184
National Bank of Kuwait
	(SOFR + 0.590%)
4,866,000	4.930		03/26/26(a)	4,870,379
5,500,000	4.420		08/19/26	5,503,080
Natixis SA
	(SOFR + 0.620%)
4,667,000	4.960		10/29/26(a)	4,686,543
Toronto-Dominion Bank (The) - New York Branch
3,211,000	4.580		12/17/25	3,212,862

TOTAL CERTIFICATE OF DEPOSITS (Cost $35,288,040)				35,335,153

U.S. Government Agency Obligations – 0.4%
Federal Home Loan Banks
$4,350,000	4.380		08/14/26	4,349,279
(Cost $4,350,000)

Short-Term Investment – 7.3%

Commercial Paper – 7.3%
ABBVIE, Inc.
$3,231,000	4.657%			3,199,982
Air Lease Corp.
3,394,000	4.804			3,391,353
American Honda Finance Corp.
3,909,000	4.633			3,871,356
ANZ Group Holdings Ltd.
2,668,000	4.189			2,588,680
BASF SE
1,030,000	4.840			1,023,604
BofA Securities, Inc.
1,652,000	4.638			1,636,950
Commonspirit Health
3,535,000	4.951			3,529,344
3,037,000	4.957			3,013,554
3,353,000	4.980			3,324,366
CVS Health Corp.
2,464,000	5.250			2,454,514
First Abu Dhabi Bank P.J.S.C.
3,980,000	4.725			3,903,067
Intesa Sanpaolo SpA

Principal Amount	Interest Rate		Maturity Date	Value

Short-Term Investment - (continued)

Commercial Paper – (continued)
$4,000,000	4.844%			$3,981,760
Macquarie Bank Ltd.
1,020,000	4.690			1,019,984
National Bank of Canada
5,135,000	4.189			4,980,950
National Bank of Canada, GMTN
(SOFRINDX + 0.900%)
2,437,000	5.282	(a)		2,441,088
National Bank of Kuwait
(SOFR + 0.630%)
5,500,000	4.990	(a)		5,499,937
National Bank of Kuwait
5,000,000	4.503			4,851,307
Societe Generale SA
7,000,000	4.224			6,780,970
Standard Chartered FRN
2,311,000	4.640			2,311,971
Telus Corp.
5,259,000	4.826			5,133,994
VW Credit, Inc.
2,589,000	4.728			2,576,391
Wells Fargo Bank NA
(SOFR + 1.070%)
2,122,000	5.373	(a)		2,141,098

TOTAL SHORT-TERM INVESTMENT (Cost $73,648,746)				73,656,220

Shares	Dividend Rate			Value

Investment Company – 2.1%(f)
Goldman Sachs Financial Square Government Fund - Institutional Shares
21,032,465	4.154%			21,032,465
(Cost $21,032,465)

TOTAL INVESTMENTS – 100.6% (Cost $1,006,992,028)				$1,009,034,739

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%				(6,369,080)

NET ASSETS – 100.0%				$1,002,665,659

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2025.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	When-issued security.
(d)	Zero coupon bond until next reset date.
(e)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
(f)	Represents an affiliated issuer.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Investment Abbreviations:
BA	—Banker Acceptance Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMTN	—Global Medium Term Note
LP	—Limited Partnership
MMY	—Money Market Yield
MTN	—Medium Term Note
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement of Assets and Liabilities August 31, 2025

	Core Bond ETF	Corporate Bond ETF	Ultra Short Bond ETF

Assets:

Investments in unaffiliated issuers, at value (cost $23,782,979, $10,576,170 and $985,959,563, respectively)	$23,942,141	$10,672,814	$988,002,274

Investments in affiliated issuers, at value (cost $1,294,739, $396,080 and $21,032,465, respectively)	1,294,739	396,080	21,032,465

Cash	308,570	176,707	1,865,108

Receivables:
Investments sold	246,076	10,027	—
Interest and Dividends	158,477	141,343	7,308,902
Collateral on certain derivative contracts	71,278	64,591	—
Investments sold on an extended-settlement basis	—	—	32,666
Fund shares sold	—	—	1,265,981

Unrealized gain on swap contracts	6,580	10,073	—

Upfront payments received on swap contracts	43,924	68,279	—

Total assets	26,071,785	11,539,914	1,019,507,396

Liabilities:

Variation margin on futures contracts	10,613	7,285	—

Payables:
Investments purchased on an extended-settlement basis	5,832,475	149,525	16,774,376
Management fees	1,853	1,238	60,158
Investments purchased	—	—	7,203

Total liabilities	5,844,941	158,048	16,841,737

Net Assets:

Paid-in capital	19,999,323	11,255,517	996,957,354

Total distributable earnings	227,521	126,349	5,708,305

NET ASSETS	$20,226,844	$11,381,866	$1,002,665,659

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	400,000	225,000	19,800,000

Net asset value per share:	$50.57	$50.59	$50.64

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement of Operations For the Fiscal Year Ended August 31, 2025

	Core Bond ETF *	Corporate Bond ETF*	Ultra Short Bond ETF

Investment income:

Interest	$151,323	$95,849	$38,300,269

Dividends — affiliated issuers	12,543	3,800	1,236,254

Total Investment Income	163,866	99,649	39,536,523

Expenses:

Management fees	9,482	6,201	1,556,131

Trustee fees	—	—	31,994

Total expenses	9,482	6,201	1,588,125

Less — expense reductions	(475)	(144)	(361,077)

Net expenses	9,007	6,057	1,227,048

NET INVESTMENT INCOME	154,859	93,592	38,309,475

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	29,195	1,160	1,797,830

Futures contracts	(30,223)	(16,849)	—

Swap Contracts	(1,215)	(1,913)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	159,162	96,644	638,982

Futures contracts	(8,821)	(3,350)	—

Swap Contracts	6,580	10,073	—

Net realized and unrealized gain	154,678	85,765	2,436,812

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$309,537	$179,357	$40,746,287

*	For the period June 24, 2025 (commencement of operations) through August 31, 2025.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement of Changes in Net Assets August 31, 2025

	Core Bond ETF	Corporate Bond ETF
	For the Period June 24, 2025* to August 31, 2025	For the Period June 24, 2025* to August 31, 2025

From operations:

Net investment income	$154,859	$93,592

Net realized loss	(2,243)	(17,602)

Net change in unrealized gain	156,921	103,367

Net increase in net assets resulting from operations	309,537	179,357

Distributions to shareholders:

From distributable earnings	(82,016)	(53,008)

From share transactions:

Proceeds from sales of shares	19,999,323	11,255,517

Net increase in net assets resulting from share transactions	19,999,323	11,255,517

TOTAL INCREASE	20,226,844	11,381,866

Net Assets:

Beginning of period	$–	$–

End of period	$20,226,844	$11,381,866

*	Commencement of operations.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement of Changes in Net Assets (continued) August 31, 2025

	Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$38,309,475	$32,634,169

Net realized gain	1,797,830	1,293,582

Net change in unrealized gain	638,982	5,635,326

Net increase in net assets resulting from operations	40,746,287	39,563,077

Distributions to shareholders:

From distributable earnings	(37,818,250)	(32,016,744)

From share transactions:

Proceeds from sales of shares	765,935,053	274,297,911

Cost of shares redeemed	(381,901,053)	(238,449,615)

Net increase in net assets resulting from share transactions	384,034,000	35,848,296

TOTAL INCREASE	386,962,037	43,394,629

Net Assets:

Beginning of year	$615,703,622	$572,308,993

End of year	$1,002,665,659	$615,703,622

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Core Bond ETF

	For the Period June 24, 2025* to August 31, 2025

Per Share Operating Performance:

Net asset value, beginning of period	$50.00

Net investment income(a)	0.38

Net realized and unrealized gain	0.40

Total from investment operations	0.78

Distributions to shareholders from net investment income	(0.21)

Net asset value, end of period	$50.57

Market price, end of period	$50.57

Total Return at Net Asset Value(b)	1.53%

Net assets, end of period (in 000’s)	$20,227

Ratio of net expenses to average net assets	0.24	%(c)

Ratio of total expenses to average net assets	0.25	%(c)

Ratio of net investment income to average net assets	4.05	%(c)

Portfolio turnover rate(d)	115%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Corporate Bond ETF

	For the Period June 24, 2025* to August 31, 2025

Per Share Operating Performance:

Net asset value, beginning of period	$50.00

Net investment income(a)	0.42

Net realized and unrealized gain	0.41

Total from investment operations	0.83

Distributions to shareholders from net investment income	(0.24)

Net asset value, end of period	$50.59

Market price, end of period	$50.61

Total Return at Net Asset Value(b)	1.63%

Net assets, end of period (in 000’s)	$11,382

Ratio of net expenses to average net assets	0.28	%(c)

Ratio of total expenses to average net assets	0.29	%(c)

Ratio of net investment income to average net assets	4.40	%(c)

Portfolio turnover rate(d)	3%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Ultra Short Bond ETF
	For the Fiscal Year Ended August 31,
	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$50.57	$49.98	$49.95	$50.71	$50.77

Net investment income(a)	2.43	2.70	2.12	0.49	0.28

Net realized and unrealized gain (loss)	0.16	0.56	(0.05)	(0.79)	0.02

Total from investment operations	2.59	3.26	2.07	(0.30)	0.30

Distributions to shareholders from net investment income	(2.52)	(2.67)	(2.04)	(0.46)	(0.36)

Net asset value, end of year	$50.64	$50.57	$49.98	$49.95	$50.71

Market price, end of year	$50.64	$50.60	$49.99	$49.95	$50.71

Total Return at Net Asset Value(b)	5.26%	6.72%	4.25%	(0.58)%	0.59%

Net assets, end of year (in 000’s)	$1,002,666	$615,704	$572,309	$503,197	$330,874

Ratio of net expenses to average net assets	0.15%	0.16%	0.16%	0.15%	0.16%

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%

Ratio of net investment income to average net assets	4.82%	5.38%	4.25%	0.98%	0.55%

Portfolio turnover rate(c)	127%	87%	76%	37%	51%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The F und’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements August 31, 2025

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists the series of the Trust that is included in this report (collectively, the “Funds” or individually a “Fund”) along with their diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Core Bond ETF(a)	Non-Diversified

Goldman Sachs Corporate Bond ETF(a)	Non-Diversified

Goldman Sachs Ultra Short Bond ETF	Diversified

(a)	Commenced operations on June 24, 2025.

The investment objective of the Core Bond ETF is to seek a total return consisting of capital appreciation and income. The investment objective of the Corporate Bond ETF is to seek a high level of total return consisting of capital appreciation and income. The investment objective of the Ultra Short Bond ETF is to provide current income with preservation of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Core Bond ETF and Corporate Bond ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Shares of the Ultra Short Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contracts.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

33

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to a Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

34

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities— Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s financial statements at SEC.gov.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/ receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

35

OLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established

36

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2025:

Core Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Asset-Backed Securities	$—	$3,038,768	$—

Collateralized Mortgage Obligations	—	399,796	—

Corporate Obligations	—	4,721,586	—

Foreign Corporate Debt	—	519,983	—

Mortgage-Backed Securities	—	7,989,766	—

Sovereign Debt Obligations	—	342,649	—

U.S. Treasury Bonds	60,061	—	—

U.S. Treasury Notes	6,869,532	—	—

Investment Company	1,294,739	—	—

Total	$8,224,332	$17,012,548	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$6,580	$—

Futures Contracts	4,618	—	—

Total	$4,618	$6,580	$—

Liabilities

Futures Contracts(a)	$(13,439)	$—	$—

Corporate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$9,284,200	$—

Foreign Corporate Debt	—	1,041,357	—

Sovereign Debt Obligations	—	187,647	—

U.S. Treasury Bonds	20,020	—	—

U.S. Treasury Notes	139,590	—	—

37

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Investment Company	$396,080	$—	$—

Total	$555,690	$10,513,204	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$10,073	$—

Futures Contracts	3,175	—	—

Total	$3,175	$10,073	$—

Liabilities

Futures Contracts(a)	$(6,525)	$—	$—

Ultra Short Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Asset-Backed Securities	$—	$191,658,909	$—

Certificate of Deposit	—	35,335,153	—

Corporate Obligations	—	283,849,903	—

Foreign Corporate Debt	—	254,439,368	—

Mortgage-Backed Securities	—	75,020,432	—

U.S. Government Agency Obligations	—	4,349,279	—

U.S. Treasury Notes	69,693,010	—	—

Short-Term Investment	—	73,656,220	—

Investment Company	21,032,465	—	—

Total	$90,725,475	$918,309,264	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2025. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Bond ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Credit	Variation margin on swap contracts	$6,580	Variation margin on swap contracts	$—

Interest Rate	Variation margin on futures contracts	$4,618	Variation margin on futures contracts	$(13,439)

Total		$11,198		$(13,439)

Corporate Bond ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Credit	Variation margin on swap contracts	$10,073	Variation margin on swap contracts	$—

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

4. INVESTMENTS IN DERIVATIVES (continued)

Interest Rate	Variation margin on futures contracts	$3,175	Variation margin on futures contracts	$(6,525)

Total		$13,248		$(6,525)

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2025 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2025. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Bond ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(1,215)	$6,580

Interest Rate	Net realized gain (loss) from futures/Net change in unrealized gain (loss) on futures and swap contracts	(30,223)	(8,821)

Total		$(31,438)	$(2,241)

Corporate Bond ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,913)	10,073

Interest Rate	Net realized gain (loss) from futures/Net change in unrealized gain (loss) on futures and swap contracts	(16,849)	(3,350)

Total		$(18,762)	$6,723

For the fiscal year ended August 31, 2025, the relevant values for each derivative type was as follows:

	Average number of Contracts or Notional Amounts(a)

Fund	Futures Contracts	Swap Contracts

Core Bond ETF	42	$2,426,667

Corporate Bond ETF	33	$3,756,667

(a)

Amounts disclosed represent average number of contracts for futures and notional amounts for swap contracts, based on absolute values, which is indicative of volume of this derivative type for the months that the Fund held such derivatives during the fiscal year ended August 31, 2025.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2025, contractual and effective net management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Goldman Sachs Core Bond ETF	0.25%	0.24%

Goldman Sachs Corporate Bond ETF	0.29%	0.28%

Goldman Sachs Ultra Short Bond ETF	0.20%	0.15%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.16% as an annual percentage rate of average daily net assets of the Ultra Short Bond ETF. This arrangement will remain in effect through at least December 29, 2025, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Trustees. For the year ended August 31, 2025, GSAM waived $317,624, of the Fund’s management fees for Ultra Short Bond ETF.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated underlying fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2025, the management fee waived by GSAM for the Funds was as follows:

Fund	Management Fee Waived

Core Bond ETF	$475

Corporate Bond ETF	144

Ultra Short Bond ETF	43,453

B.

 Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2025:

Core Bond ETF*

Underlying Fund	Beginning value as of June 24, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$–	$3,487,486	$2,192,747	$1,294,739	1,294,739	$12,543

Corporate Bond ETF*

Underlying Fund	Beginning value as of June 24, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	–	1,038,168	642,088	396,080	396,080	3,800

* For the period June 24, 2025 (commencement of operations) through August 31, 2025.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Ultra Short Bond ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$ 20,893,997	$ 1,047,004,942	$ 1,046,866,474	$ 21,032,465	21,032,465	$ 1,236,254

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs Core Bond ETF		Goldman Sachs Corporate Bond ETF

	For the Period June 24, 2025(a) to August 31, 2025		For the Period June 24, 2025(a) to August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	400,000	$19,999,323	225,000	$11,255,517

Shares redeemed	—	—	—	—

NET INCREASE IN SHARES	400,000	$19,999,323	225,000	$11,255,517

(a)	Commenced operations on June 24, 2025

	Goldman Sachs Ultra Short Bond ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	15,200,000	$765,935,053	5,475,000	$274,297,911

Shares redeemed	(7,575,000)	(381,901,053)	(4,750,000)	(238,449,615)

NET INCREASE IN SHARES	7,625,000	$384,034,000	725,000	$35,848,296

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2025, were as follows:

Fund	Purchase of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)

Goldman Sachs Core Bond ETF	$32,239,966	$10,427,702	$19,023,138	$361,983

Goldman Sachs Corporate Bond ETF	338,521	10,097,062	179,883	80,028

Goldman Sachs Ultra Short Bond ETF	390,786,750	717,100,705	411,605,724	399,757,890

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	Core Bond ETF (a)	Corporate Bond ETF(a)	Ultra Short Bond ETF

Distributions paid from:

Ordinary Income	$82,016	$53,008	$37,818,250

The tax character of distributions paid during the fiscal year ended August 31, 2024 were as follows:

Ultra Short Bond ETF

Distributions paid from:

Ordinary Income	$32,016,744

As of the Funds’ most recent fiscal year end, August 31, 2025, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Core Bond ETF (a)	Corporate Bond ETF(a)	Ultra Short Bond ETF

Undistributed ordinary income — net	$83,492	$38,472	$4,660,985

Capital loss carryforwards:

Perpetual Short-Term	—	(4,517)	(70,427)

Perpetual Long-Term	—	(12,097)	(863,327)

Total capital loss carryforwards	—	(16,614)	(933,754)

Timing differences — (Straddle Loss Deferrals)	(22,140)	(230)	—

Unrealized gains (losses) — net	166,169	104,721	1,981,074

Total accumulated earnings (losses) — net	$227,521	$126,349	$5,708,305

(a)	Commenced operations on June 24, 2025.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

8. TAX INFORMATION (continued)

As of August 31, 2025, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Bond ETF (a)	Corporate Bond ETF(a)	Ultra Short Bond ETF

Tax Cost	$25,063,974	$10,964,056	$1,007,053,664

Gross unrealized gain	170,373	108,151	3,018,190

Gross unrealized loss	(4,204)	(3,430)	(1,037,116)

Net unrealized gain (loss)	$166,169	$104,721	$1,981,074

(a)	Commenced operations on June 24, 2025.

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, and differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

9. OTHER RISKS (continued)

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Cboe BZX and NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mortgage-Backed and Other Asset-Backed Securities Risk — Mortgage-related and other asset-backed securities are subject to credit/ default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

Non-Diversification Risk — Goldman Sachs Core Bond ETF and Goldman Sachs Corporate bond ETF are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Funds may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

9. OTHER RISKS (continued)

U.S. Government Securities Risk — The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of the U.S. Government Securities will not have the Funds to meet their payment obligations in the future.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Effective after the close of business on February 11, 2025, the Goldman Sachs Access Ultra Short Bond ETF was renamed the Goldman Sachs Ultra Short Bond ETF.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

45

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Ultra Short Bond ETF, Goldman Sachs Core Bond ETF and Goldman Sachs Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Goldman Sachs Ultra Short Bond ETF	For the year ended August 31, 2025	For the two years ended August 31, 2025	For the five years ended August 31, 2025
Goldman Sachs Core Bond ETF and Goldman Sachs Corporate Bond ETF	For the period June 24, 2025 (commencement of operations) through August 31, 2025

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 27, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Ultra Short Bond ETF (Unaudited)

Background

The Goldman Sachs Ultra Short Bond ETF (formerly, the Goldman Sachs Access Ultra Short Bond ETF) (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2026 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17-18, 2025 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held six meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) a benchmark performance index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to implement a fee waiver;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Ultra Short Bond ETF (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also the changes in the Investment Adviser’s senior management personnel and in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, the Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is an actively managed ETF that seeks to provide current income with preservation of capital. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Fund. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2024, and updated information prepared by the Investment Adviser regarding the Fund’s category rankings using the peer group identified by the Outside Data Provider as of March 31, 2025. The information on the Fund’s investment performance was provided for the one-, three- and five year periods ending on the applicable dates. As part of this review, the Trustees reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. They observed that the Fund had placed in the top half of it’s peer group for the one-, three-, and five-year periods ended March 31, 2025, and had outperformed its benchmark index for the one-, three-, and five-year periods ended March 31, 2025. The Trustees considered the investment performance trend of the Fund over time and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which the Fund’s performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

48

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Ultra Short Bond ETF (Unaudited) (continued)

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and non-advisory services that were directed to the needs and operations of the Fund as an ETF.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s management fee rate and net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement a management fee waiver for the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2024 and 2023, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, does not have management fee breakpoints. They considered information previously provided regarding the Fund’s fee structure, the amount of assets in the Fund, the Fund’s recent creation and redemption activity, and information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (e) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide

49

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Ultra Short Bond ETF (Unaudited) (continued)

services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2026.

50

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement Regarding Basis for Initial Approval of Management Agreement for Goldman Sachs Core Bond ETF and Corporate Bond ETF (Unaudited)

Background

The Goldman Sachs Core Bond ETF and Goldman Sachs Corporate Bond ETF (each, a “Fund”) are newly-organized investment portfolios of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on June 24, 2025. At a meeting held on April 15-16, 2025 (the “Meeting”) in connection with the Funds’ organization, the Board of Trustees, including all of the Trustees who are not parties to the Funds’ investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds. At the Meeting, the Trustees reviewed the Management Agreement with respect to each Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by each Fund; a comparison of each Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with each Fund; and potential benefits to be derived by each Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Funds were discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers would operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that each Fund would operate as an actively-managed ETF and seek to achieve a total return consisting of capital appreciation and income. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Funds. They also considered that although the Funds were new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Funds, which would include both advisory and non-advisory services directed to the needs and operations of the Funds as ETFs. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms, as well as each Fund’s peer group and category medians. The comparisons of each Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Funds. The Trustees concluded

51

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement Regarding Basis for Initial Approval of Management Agreement for Goldman Sachs Core Bond ETF and Corporate Bond ETF (Unaudited) (continued)

that the Investment Adviser’s management of the Funds likely would benefit the Funds and their shareholders. They also noted that shareholders would be able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Profitability

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Funds, but considered the Investment Adviser’s representations that (i) such data would be provided after the Funds commenced operations, and (ii) the Funds were not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, would not have management fee breakpoints. The Trustees considered each Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group. They further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with each Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (e) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”). In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds are expected to receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by each Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit each Fund and its shareholders and that the Management Agreement should be approved with respect to each Fund for an initial two-year period from its effective date.

52

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Goldman Sachs Access Fixed Income ETFs - Tax Information (Unaudited)

For the fiscal year ended August 31, 2025, the Core Bond ETF, Corporate Bond ETF, and Ultra Short Bond ETF designate 100%, 100%, and 100%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

55

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Dwight L. Bush Principal Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282

Goldman Sachs Funds Annual Financial Statements August 31, 2025 Goldman Sachs ActiveBeta® ETFs Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (GEM) Goldman Sachs ActiveBeta® Europe Equity ETF (GSEU) Goldman Sachs ActiveBeta® International Equity ETF (GSIE) Goldman Sachs ActiveBeta® Japan Equity ETF (GSJY) Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (GSLC) Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (GSSC) Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (GLOV)

Goldman Sachs ActiveBeta® Equity ETFs

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 97.3%

Brazil – 2.9%
311,210	Ambev SA (Consumer Staples)	$708,064
466,270	B3 SA – Brasil Bolsa Balcao (Financials)	1,114,973
312,620	Banco Bradesco SA (Financials)	831,641
61,930	Banco BTG Pactual SA (Financials)	511,814
281,299	Banco do Brasil SA (Financials)	1,108,488
398,317	BB Seguridade Participacoes SA (Financials)	2,408,350
139,956	BRF SA (Consumer Staples)	531,916
553,443	Caixa Seguridade Participacoes SA (Financials)	1,437,620
118,940	Centrais Eletricas Brasileiras SA (Utilities)	986,474
48,844	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	1,102,209
133,659	CPFL Energia SA (Utilities)	969,429
84,188	Embraer SA (Industrials)	1,181,836
93,348	Engie Brasil Energia SA (Utilities)	686,855
53,354	Equatorial Energia SA (Utilities)	359,455
145,537	Klabin SA (Materials)	496,286
70,000	Localiza Rent a Car SA (Industrials)	462,188
172,066	Motiva Infraestrutura de Mobilidade SA (Industrials)	456,467
233,772	NU Holdings Ltd., Class A (Financials)*	3,459,826
263,695	Petroleo Brasileiro SA - Petrobras (Energy)	1,639,562
69,400	Porto Seguro SA (Financials)	661,640
148,168	Raia Drogasil SA (Consumer Staples)	479,053
58,768	Suzano SA (Materials)	567,857
178,597	Telefonica Brasil SA (Communication Services)	1,114,401
182,800	TIM SA (Communication Services)	766,143
176,562	TOTVS SA (Information Technology)	1,401,931
291,860	Vale SA (Materials)	2,987,370
137,184	Vibra Energia SA (Consumer Discretionary)	607,561
108,210	WEG SA (Industrials)	750,758
34,505	XP, Inc., Class A (Financials)	625,921

		30,416,088

Chile – 1.2%
11,326,012	Banco de Chile (Financials)	1,629,376
29,865	Banco de Credito e Inversiones SA (Financials)	1,212,606
23,209,594	Banco Santander Chile (Financials)	1,400,274
604,795	Cencosud SA (Consumer Staples)	1,924,208
658,009	Empresas CMPC SA (Materials)	1,035,858

Shares	Description	Value

Common Stocks – (continued)

Chile – (continued)
115,465	Empresas Copec SA (Consumer Discretionary)	$863,281
4,981,857	Enel Americas SA (Utilities)	519,908
13,884,020	Enel Chile SA (Utilities)	977,494
315,143	Falabella SA (Consumer Discretionary)	1,800,845
41,551,394	Latam Airlines Group SA (Industrials)	1,050,208

		12,414,058

China – 31.2%
310,609	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	858,636
136,500	3SBio, Inc. (Health Care)*(a)	510,572
109,568	AAC Technologies Holdings, Inc. (Information Technology)	608,286
776,880	Agricultural Bank of China Ltd., Class A (Financials)	765,668
2,883,395	Agricultural Bank of China Ltd., Class H (Financials)	1,941,780
46,219	Akeso, Inc. (Health Care)*(a)	923,093
1,759,381	Alibaba Group Holding Ltd. (Consumer Discretionary)	26,111,377
406,558	Aluminum Corp. of China Ltd., Class A (Materials)	446,924
836,186	Aluminum Corp. of China Ltd., Class H (Materials)	743,315
120,700	Anhui Conch Cement Co. Ltd., Class A (Materials)	412,625
151,998	Anhui Conch Cement Co. Ltd., Class H (Materials)	477,684
75,865	Anhui Jianghuai Automobile Group Corp. Ltd., Class A (Consumer Discretionary)*	579,947
70,496	Anker Innovations Technology Co. Ltd., Class A (Information Technology)	1,387,889
137,911	ANTA Sports Products Ltd. (Consumer Discretionary)	1,698,270
19,806	APT Medical, Inc., Class A (Health Care)	790,733
33,538	Autohome, Inc. ADR (Communication Services)	968,577
130,372	Baidu, Inc., Class A (Communication Services)*	1,495,059
611,778	Bank of Beijing Co. Ltd., Class A (Financials)	515,341
365,503	Bank of Changsha Co. Ltd., Class A (Financials)	493,132
93,292	Bank of Chengdu Co. Ltd., Class A (Financials)	241,914
465,899	Bank of China Ltd., Class A (Financials)	361,061
8,348,480	Bank of China Ltd., Class H (Financials)	4,561,982
383,708	Bank of Communications Co. Ltd., Class A (Financials)	391,638

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,927,977	Bank of Communications Co. Ltd., Class H (Financials)	$1,664,384
342,067	Bank of Hangzhou Co. Ltd., Class A (Financials)	762,145
391,128	Bank of Jiangsu Co. Ltd., Class A (Financials)	594,698
335,552	Bank of Nanjing Co. Ltd., Class A (Financials)	523,858
348,995	Bank of Shanghai Co. Ltd., Class A (Financials)	467,430
414,200	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	402,988
24,600	Beijing Compass Technology Development Co. Ltd., Class A (Financials)*	518,227
317,197	Beijing Enterprises Holdings Ltd. (Utilities)	1,316,661
499,980	Beijing-Shanghai High Speed Railway Co. Ltd., Class A (Industrials)	374,838
119,827	BeOne Medicines Ltd., Class H (Health Care)*	2,831,267
10,052	Bestechnic Shanghai Co. Ltd., Class A (Information Technology)	399,339
20,746	Bilibili, Inc., Class Z (Communication Services)*(b)	481,404
154,544	BOC Aviation Ltd. (Industrials)(a)	1,383,707
575,812	BOE Technology Group Co. Ltd., Class A (Information Technology)	341,956
3,309,641	Bosideng International Holdings Ltd. (Consumer Discretionary)	1,906,179
215,090	BYD Co. Ltd., Class H (Consumer Discretionary)	3,156,333
51,195	BYD Electronic International Co. Ltd. (Information Technology)	270,427
233,689	C&D International Investment Group Ltd. (Real Estate)	555,157
353,700	Caitong Securities Co. Ltd., Class A (Financials)	430,530
4,270	Cambricon Technologies Corp. Ltd., Class A (Information Technology)*	894,723
24,820	Changchun High-Tech Industry Group Co. Ltd., Class A (Health Care)	359,121
2,228,768	China CITIC Bank Corp. Ltd., Class H (Financials)	1,989,805
4,015,000	China CITIC Financial Asset Management Co., Ltd., Class H (Financials)*(a)	592,270
311,336	China Coal Energy Co. Ltd., Class H (Energy)	377,796

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,213,075	China Communications Services Corp. Ltd., Class H (Industrials)	$1,314,358
206,413	China Construction Bank Corp., Class A (Financials)	260,813
10,864,208	China Construction Bank Corp., Class H (Financials)	10,465,851
1,036,949	China Everbright Bank Co. Ltd., Class A (Financials)	550,299
2,241,813	China Everbright Bank Co. Ltd., Class H (Financials)	1,006,477
976,021	China Feihe Ltd. (Consumer Staples)(a)	549,617
540,920	China Galaxy Securities Co. Ltd., Class H (Financials)	775,038
1,246,524	China Gas Holdings Ltd. (Utilities)	1,243,990
532,462	China Hongqiao Group Ltd. (Materials)	1,737,570
147,600	China International Capital Corp. Ltd., Class H (Financials)(a)	401,004
687,295	China Life Insurance Co. Ltd., Class H (Financials)	2,117,643
420,067	China Mengniu Dairy Co. Ltd. (Consumer Staples)	819,028
72,103	China Merchants Bank Co. Ltd., Class A (Financials)	434,169
343,695	China Merchants Bank Co. Ltd., Class H (Financials)	2,116,172
766,009	China Merchants Port Holdings Co. Ltd. (Industrials)	1,472,896
324,100	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	416,341
1,247,858	China Minsheng Banking Corp. Ltd., Class A (Financials)	805,883
2,868,704	China Minsheng Banking Corp. Ltd., Class H (Financials)	1,633,824
594,000	China National Building Material Co. Ltd., Class H (Materials)	429,736
379,421	China National Chemical Engineering Co. Ltd., Class A (Industrials)	418,691
67,200	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	535,973
419,091	China Overseas Land & Investment Ltd. (Real Estate)	747,777
259,186	China Pacific Insurance Group Co. Ltd., Class H (Financials)	1,178,927
2,037,036	China Petroleum & Chemical Corp., Class H (Energy)	1,126,192
3,097,862	China Power International Development Ltd. (Utilities)	1,243,778
222,283	China Resources Land Ltd. (Real Estate)	871,357

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
85,334	China Resources Mixc Lifestyle Services Ltd. (Real Estate)(a)	$424,051
2,823,800	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	1,767,626
240,520	China Resources Power Holdings Co. Ltd. (Utilities)	553,799
97,684	China Shenhua Energy Co. Ltd., Class H (Energy)	437,055
317,276	China State Construction International Holdings Ltd. (Industrials)	434,655
607,363	China Taiping Insurance Holdings Co. Ltd. (Financials)	1,260,560
1,122,986	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	670,058
595,628	China Tower Corp. Ltd., Class H (Communication Services)(a)	896,974
140,744	China Yangtze Power Co. Ltd., Class A (Utilities)	555,048
2,129,566	China Zheshang Bank Co. Ltd., Class A (Financials)	968,691
503,518	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	372,027
388,643	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	725,853
755,033	CITIC Ltd. (Industrials)	1,076,979
250,300	Citic Pacific Special Steel Group Co. Ltd., Class A (Materials)	458,937
107,000	CITIC Securities Co. Ltd., Class H (Financials)	392,817
175,663	CMOC Group Ltd., Class A (Materials)	304,823
250,960	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	538,365
326,143	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	566,871
1,868,716	CSPC Pharmaceutical Group Ltd. (Health Care)	2,413,845
399,725	Daqin Railway Co. Ltd., Class A (Industrials)	354,111
757,151	Datang International Power Generation Co. Ltd., Class A (Utilities)	370,986
7,800	Eastroc Beverage Group Co. Ltd., Class A (Consumer Staples)	338,312
80,721	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	1,098,031
32,065	Eoptolink Technology, Inc. Ltd., Class A (Information Technology)	1,603,520

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,017,176	Everdisplay Optronics Shanghai Co. Ltd., Class A (Information Technology)*	$395,572
2,070,906	Far East Horizon Ltd. (Financials)	1,979,034
1,035,409	Fosun International Ltd. (Industrials)	702,594
28,512	Fuyao Glass Industry Group Co. Ltd., Class H (Consumer Discretionary)(a)	251,624
492,625	GD Power Development Co. Ltd., Class A (Utilities)	331,285
802,613	Geely Automobile Holdings Ltd. (Consumer Discretionary)	2,013,778
445,600	GEM Co. Ltd., Class A (Industrials)	466,070
124,595	GF Securities Co. Ltd., Class A (Financials)	382,734
164,469	Giant Biogene Holding Co. Ltd. (Consumer Staples)(a)	1,138,183
106,100	Giant Network Group Co. Ltd., Class A (Communication Services)	470,708
48,525	Goneo Group Co. Ltd., Class A (Industrials)	321,147
35,590	Gree Electric Appliances, Inc. of Zhuhai, Class A (Consumer Discretionary)	212,856
874,942	Guangdong Investment Ltd. (Utilities)	820,414
543,644	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)	599,147
127,413	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	474,928
253,512	Guoyuan Securities Co. Ltd., Class A (Financials)	328,867
813,327	Haidilao International Holding Ltd. (Consumer Discretionary)(a)	1,438,686
198,783	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	669,082
51,800	Haisco Pharmaceutical Group Co. Ltd., Class A (Health Care)	403,328
345,676	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	728,449
272,443	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	1,258,798
110,271	Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A (Materials)	298,946
508,753	Hengan International Group Co. Ltd. (Consumer Staples)	1,615,824
34,715	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	2,013,556

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
63,063	Hua Hong Semiconductor Ltd., Class H (Information Technology)*(a)(b)	$435,205
124,162	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	217,198
614,737	Huaneng Power International, Inc., Class H (Utilities)	440,796
198,294	Huatai Securities Co. Ltd., Class H (Financials)(a)	501,849
587,838	Huaxia Bank Co. Ltd., Class A (Financials)	624,745
188,941	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	507,977
129,799	Hundsun Technologies, Inc., Class A (Information Technology)	683,181
330,069	Industrial & Commercial Bank of China Ltd., Class A (Financials)	344,305
6,730,096	Industrial & Commercial Bank of China Ltd., Class H (Financials)	4,981,196
228,512	Industrial Bank Co. Ltd., Class A (Financials)	718,952
532,708	Industrial Securities Co. Ltd., Class A (Financials)	509,314
89,423	Inner Mongolia Dian Tou Energy Corp. Ltd., Class A (Energy)	260,380
99,692	Innovent Biologics, Inc. (Health Care)*(a)	1,238,501
86,146	JD Health International, Inc. (Consumer Staples)*(a)	693,955
367,607	JD Logistics, Inc. (Industrials)*(a)	604,988
212,063	JD.com, Inc., Class A (Consumer Discretionary)	3,204,400
523,089	Jiangsu Expressway Co. Ltd., Class H (Industrials)	617,305
134,200	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Health Care)	1,247,833
54,300	Jiangsu Hoperun Software Co. Ltd., Class A (Information Technology)*	499,333
84,300	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A (Health Care)	443,111
188,141	Jiangxi Copper Co. Ltd., Class A (Materials)	736,948
228,000	Jinduicheng Molybdenum Co. Ltd., Class A (Materials)	480,148
19,174	Kanzhun Ltd. ADR (Industrials)*	452,890
370,759	Kingdee International Software Group Co. Ltd. (Information Technology)*	775,204

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
114,510	Kingsoft Corp. Ltd. (Communication Services)	$500,587
357,455	Kuaishou Technology (Communication Services)*(a)	3,454,945
69,099	Kuang-Chi Technologies Co. Ltd., Class A (Industrials)	527,158
1,271,101	Kunlun Energy Co. Ltd. (Utilities)	1,180,471
4,013	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	833,835
7,400	Laopu Gold Co. Ltd., Class H (Consumer Discretionary)(b)	673,948
225,764	LB Group Co. Ltd., Class A (Materials)	589,228
807,771	Lenovo Group Ltd. (Information Technology)	1,148,060
48,259	Li Auto, Inc., Class A (Consumer Discretionary)*	567,655
589,231	Li Ning Co. Ltd. (Consumer Discretionary)	1,427,756
477,920	Longfor Group Holdings Ltd. (Real Estate)(a)(b)	648,601
261,586	Meihua Holdings Group Co. Ltd., Class A (Materials)	406,180
522,500	Meitu, Inc. (Communication Services)*(a)	792,210
498,310	Meituan, Class B (Consumer Discretionary)*(a)	6,564,574
98,139	MINISO Group Holding Ltd. (Consumer Discretionary)(b)	605,764
1,097,170	MMG Ltd. (Materials)*	726,207
416,017	Nanjing Securities Co. Ltd., Class A (Financials)	514,560
11,400	NetEase Cloud Music, Inc. (Communication Services)*(a)	408,571
167,039	NetEase, Inc. (Communication Services)	4,551,022
45,300	New China Life Insurance Co. Ltd., Class A (Financials)	433,997
179,720	New China Life Insurance Co. Ltd., Class H (Financials)	1,109,785
275,062	New Hope Liuhe Co. Ltd., Class A (Consumer Staples)	381,537
147,049	New Oriental Education & Technology Group, Inc. (Consumer Discretionary)	689,612
241,946	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	1,551,141
67,255	PDD Holdings, Inc. ADR (Consumer Discretionary)*	8,085,396
380,958	People’s Insurance Co. Group
	of China Ltd. (The), Class A
	(Financials)	480,289
2,071,423	People’s Insurance Co. Group
	of China Ltd. (The), Class H
	(Financials)	1,854,645
505,504	PetroChina Co. Ltd., Class A
	(Energy)	618,857

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,535,523	PetroChina Co. Ltd., Class H (Energy)	$2,442,553
826,822	PICC Property & Casualty Co. Ltd., Class H (Financials)	1,989,672
319,749	Ping An Bank Co. Ltd., Class A (Financials)	540,935
81,034	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	681,237
517,573	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	3,737,804
570,100	Poly Developments and Holdings Group Co. Ltd., Class A (Real Estate)	637,108
156,064	Pop Mart International Group Ltd. (Consumer Discretionary)(a)	6,454,079
371,013	Postal Savings Bank of China Co. Ltd., Class A (Financials)	314,612
856,265	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	594,213
60,584	Qfin Holdings, Inc. ADR (Financials)	1,764,206
38,600	Range Intelligent Computing Technology Group Co. Ltd., Class A (Information Technology)	319,571
15,500	Rockchip Electronics Co. Ltd., Class A (Information Technology)	535,976
262,762	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	693,168
15,623	Seres Group Co. Ltd., Class A (Consumer Discretionary)	300,296
33,600	Shandong Himile Mechanical Science & Technology Co. Ltd., Class A (Industrials)	282,752
1,281,718	Shandong Nanshan Aluminum Co. Ltd., Class A (Materials)	730,580
187,537	Shandong Sun Paper Industry JSC Ltd., Class A (Materials)	404,415
63,204	Shanghai Allist Pharmaceuticals Co. Ltd., Class A (Health Care)	1,011,576
409,725	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	510,229
149,700	Shanghai International Airport Co. Ltd., Class A (Industrials)	679,270
155,900	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	408,639
497,507	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	952,016
439,200	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	424,229
478,900	Shanxi Coking Coal Energy Group Co. Ltd., Class A (Energy)	474,678

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
144,000	Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A (Energy)	$262,211
8,668	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	245,846
68,700	Shengyi Technology Co. Ltd., Class A (Information Technology)	513,601
54,700	Shenzhen Kinwong Electronic Co. Ltd., Class A (Information Technology)	490,647
16,519	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	563,072
154,200	Sichuan Changhong Electric Co. Ltd., Class A (Consumer Discretionary)	247,229
7,700	Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd., Class H (Health Care)*	448,616
179,065	Sinolink Securities Co. Ltd., Class A (Financials)	259,190
541,731	Sinopharm Group Co. Ltd., Class H (Health Care)	1,297,372
132,992	Sinotruk Hong Kong Ltd. (Industrials)	386,906
241,932	Smoore International Holdings Ltd. (Consumer Staples)(a)(b)	586,842
30,350	Sunny Optical Technology Group Co. Ltd. (Information Technology)	324,100
79,600	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A (Information Technology)	737,799
69,206	Suzhou TFC Optical Communication Co. Ltd., Class A (Information Technology)	1,928,942
177,181	TBEA Co. Ltd., Class A (Industrials)	352,233
662,200	TCL Technology Group Corp., Class A (Information Technology)	431,376
721,418	Tencent Holdings Ltd. (Communication Services)	55,199,348
21,285	Tencent Music Entertainment Group ADR (Communication Services)	521,908
954,178	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	1,350,024
92,583	Tongcheng Travel Holdings Ltd. (Consumer Discretionary)	260,558
1,072,100	Tongling Nonferrous Metals Group Co. Ltd., Class A (Materials)	678,830
40,035	Trip.com Group Ltd. (Consumer Discretionary)	2,968,275

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
23,639	Verisilicon Microelectronics Shanghai Co. Ltd., Class A (Information Technology)*	$507,773
54,192	Victory Giant Technology Huizhou Co. Ltd., Class A (Information Technology)	2,033,608
87,647	Vipshop Holdings Ltd. ADR (Consumer Discretionary)	1,467,211
1,581,631	Want Want China Holdings Ltd. (Consumer Staples)	1,095,558
251,633	Weichai Power Co. Ltd., Class H (Industrials)	526,128
288,561	Western Mining Co. Ltd., Class A (Materials)	755,554
77,800	Wingtech Technology Co. Ltd., Class A (Information Technology)*	474,372
1,903,162	Wintime Energy Group Co. Ltd., Class A (Utilities)	387,430
33,200	WuXi AppTec Co. Ltd., Class A (Health Care)	481,490
46,812	WuXi AppTec Co. Ltd., Class H (Health Care)(a)	647,911
193,621	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	824,569
57,500	WuXi XDC Cayman, Inc. (Health Care)*	417,466
378,232	Xiamen C & D, Inc., Class A (Industrials)	618,102
1,512,776	Xiaomi Corp., Class B (Information Technology)*(a)	10,255,484
82,464	XPeng, Inc., Class A (Consumer Discretionary)*	887,489
525,800	Yonghui Superstores Co. Ltd., Class A (Consumer Staples)*	382,384
418,452	Youngor Fashion Co. Ltd., Class A (Real Estate)	440,024
47,268	Yum China Holdings, Inc. (Consumer Discretionary)	2,113,825
167,338	Yunnan Yuntianhua Co. Ltd., Class A (Materials)	639,252
60,800	Zangge Mining Co. Ltd., Class A (Materials)	460,174
153,000	Zhejiang China Commodities City Group Co. Ltd., Class A (Consumer Discretionary)	483,307
152,854	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	588,214
722,818	Zhejiang Expressway Co. Ltd., Class H (Industrials)	636,975
62,888	Zhejiang Leapmotor Technology Co. Ltd., Class H (Consumer Discretionary)*(a)	521,926
436,898	Zhejiang Longsheng Group Co. Ltd., Class A (Materials)	647,729
146,510	Zhejiang NHU Co. Ltd., Class A (Materials)	512,172

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
421,600	Zhongtai Securities Co. Ltd., Class A (Financials)	$426,761

		331,171,686

Colombia – 0.1%
66,619	Grupo Cibest SA (Financials)	977,979

Czech Republic – 0.4%
14,743	CEZ AS (Utilities)	922,512
30,915	Komercni Banka AS (Financials)	1,511,142
181,618	Moneta Money Bank AS (Financials)(a)	1,332,073

		3,765,727

Egypt – 0.3%
1,467,712	Commercial International Bank - Egypt (CIB) (Financials)	2,935,122
565,527	Eastern Co. SAE (Consumer Staples)	450,605
196,358	Talaat Moustafa Group (Real Estate)	224,213

		3,609,940

Greece – 1.1%
376,870	Alpha Bank SA (Financials)	1,494,096
414,960	Eurobank Ergasias Services and Holdings SA (Financials)	1,525,133
106,207	Hellenic Telecommunications Organization SA (Communication Services)	1,976,615
29,490	JUMBO SA (Consumer Discretionary)	1,052,111
132,204	National Bank of Greece SA (Financials)	1,830,632
80,275	OPAP SA (Consumer Discretionary)	1,801,251
193,026	Piraeus Financial Holdings SA (Financials)*	1,493,444
44,963	Public Power Corp. SA (Utilities)	751,546

		11,924,828

Hong Kong – 0.3%
22,500	Orient Overseas International Ltd. (Industrials)	393,382
3,123,923	Sino Biopharmaceutical Ltd. (Health Care)	3,249,808

		3,643,190

Hungary – 0.6%
133,888	MOL Hungarian Oil & Gas PLC (Energy)	1,150,737
41,778	OTP Bank Nyrt (Financials)	3,638,783
47,070	Richter Gedeon Nyrt (Health Care)	1,425,804

		6,215,324

India – 15.8%
3,614	ABB India Ltd. (Industrials)	204,781

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
44,481	Adani Power Ltd. (Utilities)*	$302,840
11,101	Alkem Laboratories Ltd. (Health Care)	667,332
18,163	APL Apollo Tubes Ltd. (Materials)	330,369
12,691	Apollo Hospitals Enterprise Ltd. (Health Care)	1,094,707
267,446	Ashok Leyland Ltd. (Industrials)	384,936
32,727	Asian Paints Ltd. (Materials)	934,292
29,219	Astral Ltd. (Industrials)	450,358
48,764	AU Small Finance Bank Ltd. (Financials)(a)	396,891
95,032	Aurobindo Pharma Ltd. (Health Care)	1,107,231
213,251	Axis Bank Ltd. (Financials)	2,526,434
164,606	Bajaj Finance Ltd. (Financials)	1,637,885
35,882	Bajaj Finserv Ltd. (Financials)	778,256
5,056	Bajaj Holdings & Investment Ltd. (Financials)	731,839
13,398	Balkrishna Industries Ltd. (Consumer Discretionary)	347,679
406,380	Bank of Baroda (Financials)	1,072,479
294,886	Bharat Electronics Ltd. (Industrials)	1,234,720
45,775	Bharat Forge Ltd. (Consumer Discretionary)	574,217
209,535	Bharat Petroleum Corp. Ltd. (Energy)	731,993
219,894	Bharti Airtel Ltd. (Communication Services)	4,707,787
1,925	Bosch Ltd. (Consumer Discretionary)	871,914
20,374	Britannia Industries Ltd. (Consumer Staples)	1,344,978
64,000	BSE Ltd. (Financials)	1,520,653
1,064,486	Canara Bank (Financials)	1,252,796
44,980	CG Power & Industrial Solutions Ltd. (Industrials)	353,984
21,497	Cholamandalam Investment and Finance Co. Ltd. (Financials)	346,177
114,780	Cipla Ltd. (Health Care)	2,067,840
163,977	Coal India Ltd. (Energy)	696,626
32,497	Colgate-Palmolive India Ltd. (Consumer Staples)	858,919
66,402	Container Corp. Of India Ltd. (Industrials)	396,915
32,158	Coromandel International Ltd. (Materials)	841,684
6,876	Cummins India Ltd. (Industrials)	298,209
14,700	Divi’s Laboratories Ltd. (Health Care)	1,021,648
5,634	Dixon Technologies India Ltd. (Consumer Discretionary)	1,065,837
128,389	Dr Reddy’s Laboratories Ltd. (Health Care)	1,833,793

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
7,488	Eicher Motors Ltd. (Consumer Discretionary)	$517,996
294,918	Eternal Ltd. (Consumer Discretionary)*	1,049,492
241,902	FSN E-Commerce Ventures Ltd. (Consumer Discretionary)*	631,056
522,809	GAIL India Ltd. (Utilities)	1,025,610
32,885	Grasim Industries Ltd. (Materials)	1,034,599
56,439	Havells India Ltd. (Industrials)	975,972
187,200	HCL Technologies Ltd. (Information Technology)	3,086,929
30,537	HDFC Asset Management Co. Ltd. (Financials)(a)	1,890,928
931,095	HDFC Bank Ltd. (Financials)	10,043,056
63,432	HDFC Life Insurance Co. Ltd. (Financials)(a)	555,100
14,889	Hero MotoCorp Ltd. (Consumer Discretionary)	858,627
258,224	Hindalco Industries Ltd. (Materials)	2,060,420
7,098	Hindustan Aeronautics Ltd. (Industrials)	348,580
132,649	Hindustan Petroleum Corp. Ltd. (Energy)	565,189
30,393	Hindustan Unilever Ltd. (Consumer Staples)	916,305
2,940	Hitachi Energy India Ltd. (Industrials)	636,833
36,069	Hyundai Motor India Ltd. (Consumer Discretionary)	1,005,906
577,924	ICICI Bank Ltd. (Financials)	9,156,578
10,993	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	229,222
681,496	IDFC First Bank Ltd. (Financials)	525,201
64,933	Indian Hotels Co. Ltd. (Consumer Discretionary)	558,226
276,090	Indian Oil Corp. Ltd. (Energy)	427,546
79,480	Indian Railway Catering & Tourism Corp. Ltd. (Industrials)	623,376
307,024	Indus Towers Ltd. (Communication Services)*	1,178,357
23,785	IndusInd Bank Ltd. (Financials)*	199,369
22,880	Info Edge India Ltd. (Communication Services)	352,213
360,038	Infosys Ltd. (Information Technology)	5,997,426
24,606	InterGlobe Aviation Ltd. (Industrials)(a)	1,574,705
240,740	ITC Ltd. (Consumer Staples)	1,118,110
126,583	Jindal Stainless Ltd. (Materials)	1,094,684
66,676	Jindal Steel Ltd. (Materials)	714,803
92,915	JSW Steel Ltd. (Materials)	1,081,196
119,248	Jubilant Foodworks Ltd. (Consumer Discretionary)	848,507

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
63,701	Kotak Mahindra Bank Ltd. (Financials)	$1,415,423
38,834	Larsen & Toubro Ltd. (Industrials)	1,585,085
24,885	LTIMindtree Ltd. (Information Technology)(a)	1,448,000
49,330	Lupin Ltd. (Health Care)	1,059,534
51,366	Mahindra & Mahindra Ltd. (Consumer Discretionary)	1,862,839
9,210	Mankind Pharma Ltd. (Health Care)	258,000
110,530	Marico Ltd. (Consumer Staples)	909,378
7,128	Maruti Suzuki India Ltd. (Consumer Discretionary)	1,195,041
68,314	Max Healthcare Institute Ltd. (Health Care)	893,811
68,398	Mphasis Ltd. (Information Technology)	2,161,492
481	MRF Ltd. (Consumer Discretionary)	768,498
43,190	Muthoot Finance Ltd. (Financials)	1,291,346
102,736	Nestle India Ltd. (Consumer Staples)	1,346,397
1,916,928	NMDC Ltd. (Materials)	1,494,898
213,233	NTPC Ltd. (Utilities)	791,680
524,496	Oil & Natural Gas Corp. Ltd. (Energy)	1,389,431
15,026	Oracle Financial Services Software Ltd. (Information Technology)	1,412,533
3,065	Page Industries Ltd. (Consumer Discretionary)	1,540,262
11,713	PB Fintech Ltd. (Financials)*	235,101
32,484	Persistent Systems Ltd. (Information Technology)	1,953,499
324,701	Petronet LNG Ltd. (Energy)	991,882
12,569	PI Industries Ltd. (Materials)	526,392
27,007	Pidilite Industries Ltd. (Materials)	933,762
10,488	Polycab India Ltd. (Industrials)	842,981
382,143	Power Finance Corp. Ltd. (Financials)	1,644,690
212,818	Power Grid Corp. of India Ltd. (Utilities)	663,977
952,065	Punjab National Bank (Financials)	1,088,652
322,997	REC Ltd. (Financials)	1,281,398
490,554	Reliance Industries Ltd. (Energy)	7,546,544
1,065,366	Samvardhana Motherson International Ltd. (Consumer Discretionary)	1,120,031
64,370	SBI Cards & Payment Services Ltd. (Financials)	586,255
37,291	SBI Life Insurance Co. Ltd. (Financials)(a)	763,166
3,500	Shree Cement Ltd. (Materials)	1,161,401

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
162,918	Shriram Finance Ltd. (Financials)	$1,071,523
8,453	Solar Industries India Ltd. (Materials)	1,321,752
10,173	SRF Ltd. (Materials)	327,065
216,128	State Bank of India (Financials)	1,965,955
113,224	Sun Pharmaceutical Industries Ltd. (Health Care)	2,046,353
6,240	Sundaram Finance Ltd. (Financials)	317,838
111,778	Swiggy Ltd. (Consumer Discretionary)*	519,150
82,321	Tata Communications Ltd. (Communication Services)	1,444,998
101,512	Tata Consultancy Services Ltd. (Information Technology)	3,549,341
23,882	Tata Consumer Products Ltd. (Consumer Staples)	288,404
23,805	Tata Elxsi Ltd. (Information Technology)	1,412,275
419,359	Tata Motors Ltd. (Consumer Discretionary)	3,180,018
107,648	Tata Power Co. Ltd. (The) (Utilities)	456,530
893,697	Tata Steel Ltd. (Materials)	1,564,876
163,435	Tech Mahindra Ltd. (Information Technology)	2,744,321
11,264	Titan Co. Ltd. (Consumer Discretionary)	463,312
44,291	Torrent Pharmaceuticals Ltd. (Health Care)	1,787,140
26,125	Trent Ltd. (Consumer Discretionary)	1,568,865
17,848	TVS Motor Co. Ltd. (Consumer Discretionary)	662,873
11,139	UltraTech Cement Ltd. (Materials)	1,595,919
734,704	Union Bank of India Ltd. (Financials)	1,039,475
246,172	UPL Ltd. (Materials)	1,997,181
285,589	Vedanta Ltd. (Materials)	1,361,695
455,836	Wipro Ltd. (Information Technology)	1,288,665
116,361	Zydus Lifesciences Ltd. (Health Care)	1,293,946

		167,303,965

Indonesia – 0.9%
2,381,874	Astra International Tbk PT (Industrials)	794,439
3,627,418	Bank Central Asia Tbk PT (Financials)	1,776,313
3,423,683	Bank Mandiri Persero Tbk PT (Financials)	982,051
3,664,254	Bank Rakyat Indonesia Persero Tbk PT (Financials)	899,953
2,942,900	Barito Pacific Tbk PT (Materials)*	390,840

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Indonesia – (continued)
74,900	Dian Swastatika Sentosa Tbk PT (Energy)*	$450,581
1,980,369	Indofood Sukses Makmur Tbk PT (Consumer Staples)	894,709
10,215,619	Kalbe Farma Tbk PT (Health Care)	752,697
4,282,300	Petrindo Jaya Kreasi Tbk PT (Energy)	405,118
5,746,755	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	766,699
3,761,623	Telkom Indonesia Persero Tbk PT (Communication Services)	714,001
293,819	United Tractors Tbk PT (Energy)	434,759

		9,262,160

Kazakhstan – –%
70,023	Solidcore Resources PLC (Materials)*(c)	—

Kuwait – 0.6%
195,385	Boubyan Bank KSCP (Financials)	442,007
365,856	Gulf Bank KSCP (Financials)	408,436
822,879	Kuwait Finance House KSCP (Financials)	2,077,066
702,267	Mobile Telecommunications Co. KSCP (Communication Services)	1,177,151
659,005	National Bank of Kuwait SAKP (Financials)	2,202,796
441,764	Warba Bank KSCP (Financials)*	406,403

		6,713,859

Luxembourg – 0.1%
17,718	Reinet Investments SCA (Financials)	536,184

Mexico – 1.6%
978,778	Alfa SAB de CV, Class A (Consumer Staples)	735,481
1,920,402	America Movil SAB de CV, Series B (Communication Services)	1,913,759
1,153,686	Cemex SAB de CV, Series CPO (Materials)	1,045,121
55,106	Coca-Cola Femsa SAB de CV (Consumer Staples)	468,347
141,813	Fomento Economico Mexicano SAB de CV (Consumer Staples)	1,229,688
66,564	Gruma SAB de CV, Class B (Consumer Staples)	1,145,560
84,229	Grupo Aeroportuario del Centro Norte SAB de CV (Industrials)	1,078,404
19,491	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Industrials)	469,239

Shares	Description	Value

Common Stocks – (continued)

Mexico – (continued)
286,035	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	$890,575
60,287	Grupo Comercial Chedraui SA de CV (Consumer Staples)	487,903
342,162	Grupo Financiero Banorte SAB de CV, Class O (Financials)	3,132,669
132,965	Grupo Financiero Inbursa SAB de CV, Class O (Financials)	350,803
151,317	Grupo Mexico SAB de CV, Series B (Materials)	992,981
36,441	Industrias Penoles SAB de CV (Materials)*	1,189,285
322,985	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	607,183
46,000	Qualitas Controladora SAB de CV (Financials)	415,010
6,321	Southern Copper Corp. (Materials)	607,385
381,150	Wal-Mart de Mexico SAB de CV (Consumer Staples)	1,139,085

		17,898,478

Netherlands – –%
40,500	Nebius Group NV, Class A (Information Technology)*(c)	—

Peru – 0.2%
6,703	Credicorp Ltd. (Financials)	1,724,011

Philippines – 0.2%
123,194	Bank of the Philippine Islands (Financials)	243,607
34,350	International Container Terminal Services, Inc. (Industrials)	290,332
441,040	Metropolitan Bank & Trust Co. (Financials)	540,254
23,620	PLDT, Inc. (Communication Services)	479,055

		1,553,248

Poland – 1.5%
147,561	Bank Millennium SA (Financials)*	570,579
43,373	Bank Pekao SA (Financials)	2,181,208
19,197	CCC SA (Consumer Discretionary)*(b)	879,272
19,649	CD Projekt SA (Communication Services)(b)	1,358,859
91,410	Dino Polska SA (Consumer Staples)*(a)	1,139,646
11,482	KGHM Polska Miedz SA (Materials)*	403,330
445	LPP SA (Consumer Discretionary)	2,106,603
1,768	mBank SA (Financials)*	426,098
68,547	ORLEN SA (Energy)	1,463,154

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Poland – (continued)
189,279	PGE Polska Grupa Energetyczna SA (Utilities)*	$589,305
105,230	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	2,050,366
114,554	Powszechny Zaklad Ubezpieczen SA (Financials)	1,903,837
2,847	Santander Bank Polska SA (Financials)	395,341

		15,467,598

Qatar – 0.9%
859,043	Al Rayan Bank (Financials)	567,426
713,774	Barwa Real Estate Co. (Real Estate)	536,360
740,647	Commercial Bank PSQC (The) (Financials)	956,067
596,433	Dukhan Bank (Financials)	600,528
150,696	Industries Qatar QSC (Industrials)	531,844
1,526,027	Mesaieed Petrochemical Holding Co. (Materials)	570,007
292,860	Ooredoo QPSC (Communication Services)	1,035,989
90,116	Qatar Fuel QSC (Energy)	370,513
144,508	Qatar International Islamic Bank QSC (Financials)	448,487
194,933	Qatar Islamic Bank (Financials)	1,311,689
587,718	Qatar National Bank QPSC (Financials)	3,066,916

		9,995,826

Romania – 0.1%
73,655	NEPI Rockcastle NV (Real Estate)*	609,887

Russia – 0.0%
1,256,908	Gazprom PJSC (Energy)*(c)	—
1,190,600	GMK Norilskiy Nickel PAO (Materials)*(c)	—
35,708,229	Inter RAO UES PJSC (Utilities)*(c)	—
62,206	LUKOIL PJSC (Energy)*(c)	—
824,628	Moscow Exchange MICEX-RTS PJSC (Financials)*(c)	—
839,494	Novolipetsk Steel PJSC (Materials)*(c)	—
127,440	PhosAgro PJSC, GDR (Materials)*(c)	—
820	PhosAgro PJSC NPV (Materials)*(c)	—
112,870	Polyus PJSC (Materials)*(c)	—
90,086	Rosneft Oil Co. PJSC (Energy)*(c)	—
1,661,273	Sberbank of Russia PJSC (Financials)*(c)	—
152,107	Severstal PAO (Materials)(c)	—
3,362,523	Surgutneftegas PJSC (Energy)*(c)	—
277,377	Tatneft PJSC (Energy)(c)	—

Shares	Description	Value

Common Stocks – (continued)

Russia – (continued)
1,366	TKS Holding MKPAO JSC (Financials)*(c)	$—
159,827	VTB Bank PJSC (Financials)*(c)	—

		—

Saudi Arabia – 2.1%
181,763	Al Rajhi Bank (Financials)	4,563,210
81,235	Alinma Bank (Financials)	545,579
110,464	Arab National Bank (Financials)	691,835
33,895	Bank AlBilad (Financials)	236,132
206,610	Bank Al-Jazira (Financials)*	668,473
179,106	Banque Saudi Fransi (Financials)	774,239
8,525	Co. for Cooperative Insurance (The) (Financials)	266,279
71,730	Dar Al Arkan Real Estate Development Co. (Real Estate)*	357,866
50,171	Etihad Etisalat Co. (Communication Services)	855,081
159,880	Jarir Marketing Co. (Consumer Discretionary)	543,273
35,474	Nahdi Medical Co. (Consumer Staples)	1,092,904
123,521	Riyad Bank (Financials)	854,593
13,742	SABIC Agri-Nutrients Co. (Materials)	444,614
5,320	SAL Saudi Logistics Services (Industrials)	241,032
48,238	Saudi Arabian Mining Co. (Materials)*	671,079
428,119	Saudi Arabian Oil Co. (Energy)(a)	2,704,126
31,148	Saudi Aramco Base Oil Co. (Materials)	716,399
76,284	Saudi Awwal Bank (Financials)	613,167
40,674	Saudi Basic Industries Corp. (Materials)	661,243
219,084	Saudi Investment Bank (The) (Financials)	792,911
224,490	Saudi National Bank (The) (Financials)	2,083,242
135,713	Saudi Telecom Co. (Communication Services)	1,519,094
39,435	Yanbu National Petrochemical Co. (Materials)	345,353

		22,241,724

South Africa – 3.5%
140,157	Absa Group Ltd. (Financials)	1,495,536
43,156	Bid Corp. Ltd. (Consumer Staples)	1,125,038
74,754	Bidvest Group Ltd. (Industrials)	1,000,874
15,958	Capitec Bank Holdings Ltd. (Financials)	3,218,585
68,609	Clicks Group Ltd. (Consumer Staples)	1,446,804
105,867	Discovery Ltd. (Financials)	1,298,376
566,062	FirstRand Ltd. (Financials)	2,380,540
41,554	Gold Fields Ltd. (Materials)	1,361,456

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

South Africa – (continued)
75,248	Harmony Gold Mining Co. Ltd. (Materials)	$1,000,089
78,704	Impala Platinum Holdings Ltd. (Materials)*	709,298
216,116	MTN Group Ltd. (Communication Services)	1,829,696
12,238	Naspers Ltd., Class N (Consumer Discretionary)	4,017,605
100,504	Nedbank Group Ltd. (Financials)(b)	1,286,110
1,764,372	Old Mutual Ltd. (Financials)	1,386,070
468,547	OUTsurance Group Ltd. (Financials)	2,011,492
878,515	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	1,261,139
95,847	Remgro Ltd. (Financials)	918,398
429,570	Sanlam Ltd. (Financials)	2,214,159
134,111	Sasol Ltd. (Materials)*	903,636
127,767	Shoprite Holdings Ltd. (Consumer Staples)	1,898,624
234,071	Sibanye Stillwater Ltd. (Materials)*	441,056
202,613	Standard Bank Group Ltd. (Financials)	2,849,722
136,637	Vodacom Group Ltd. (Communication Services)(b)	1,097,884

		37,152,187

South Korea – 10.3%
2,719	Alteogen, Inc. (Health Care)*(b)	857,602
5,512	Amorepacific Corp. (Consumer Staples)	476,960
4,088	Celltrion, Inc. (Health Care)	492,824
27,684	Coway Co. Ltd. (Consumer Discretionary)	2,074,931
10,240	DB Insurance Co. Ltd. (Financials)	971,520
11,527	Doosan Bobcat, Inc. (Industrials)*	442,756
1,462	Doosan Co. Ltd. (Industrials)	588,901
29,745	Doosan Enerbility Co. Ltd. (Industrials)*	1,320,098
26,883	Hana Financial Group, Inc. (Financials)	1,589,486
34,491	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	996,090
22,094	Hanmi Semiconductor Co. Ltd. (Information Technology)(b)	1,382,613
2,486	Hanwha Aerospace Co. Ltd. (Industrials)	1,580,740
12,209	Hanwha Ocean Co. Ltd. (Industrials)*(b)	983,570
18,107	Hanwha Systems Co. Ltd. (Industrials)	662,936
10,033	HD Hyundai Co. Ltd. (Energy)	989,408
2,196	HD Hyundai Electric Co. Ltd. (Industrials)	777,939
2,606	HD Hyundai Heavy Industries Co. Ltd. (Industrials)	974,731

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
8,928	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)	$2,610,489
31,043	HMM Co. Ltd. (Industrials)	493,473
712	Hyosung Heavy Industries Corp. (Industrials)	635,051
7,909	Hyundai Glovis Co. Ltd. (Industrials)	1,049,034
6,071	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	1,390,839
3,627	Hyundai Motor Co. (Consumer Discretionary)	573,954
9,634	Hyundai Rotem Co. Ltd. (Industrials)	1,331,193
123,843	Industrial Bank of Korea (Financials)	1,694,295
11,733	Kakao Corp. (Communication Services)	527,468
28,117	KB Financial Group, Inc. (Financials)	2,188,282
25,665	Kia Corp. (Consumer Discretionary)	1,953,143
9,471	Korea Aerospace Industries Ltd. (Industrials)	648,545
53,565	Korea Electric Power Corp. (Utilities)	1,400,531
24,307	Korea Investment Holdings Co. Ltd. (Financials)	2,349,837
450	Korea Zinc Co. Ltd. (Materials)	265,744
74,872	Korean Air Lines Co. Ltd. (Industrials)	1,279,058
4,143	Krafton, Inc. (Communication Services)*	975,963
4,277	KT&G Corp. (Consumer Staples)	414,394
20,792	LG Corp. (Industrials)	1,114,191
131,909	LG Display Co. Ltd. (Information Technology)*	1,138,578
37,509	LG Electronics, Inc. (Consumer Discretionary)	1,993,825
6,513	LG H&H Co. Ltd. (Consumer Staples)(b)	1,384,349
271,151	LG Uplus Corp. (Communication Services)	2,896,308
1,394	LIG Nex1 Co. Ltd. (Industrials)	490,820
25,698	Meritz Financial Group, Inc. (Financials)	2,338,282
127,662	Mirae Asset Securities Co. Ltd. (Financials)(b)	1,758,480
8,689	NAVER Corp. (Communication Services)	1,340,615
157,115	NH Investment & Securities Co. Ltd. (Financials)	2,195,824
9,781	Orion Corp. (Consumer Staples)(b)	758,419
1,266	POSCO Holdings, Inc. (Materials)	259,984

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
10,860	Posco International Corp. (Industrials)(b)	$374,954
8,467	Samsung C&T Corp. (Industrials)	1,021,948
8,763	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	1,011,661
519,425	Samsung Electronics Co. Ltd. (Information Technology)	26,041,304
3,101	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	990,357
53,538	Samsung Heavy Industries Co. Ltd. (Industrials)*	820,255
3,636	Samsung Life Insurance Co. Ltd. (Financials)	374,258
4,291	Samsung SDS Co. Ltd. (Information Technology)	454,641
1,030	Samyang Foods Co. Ltd. (Consumer Staples)	1,160,209
38,577	Shinhan Financial Group Co. Ltd. (Financials)	1,811,961
23,698	SK Biopharmaceuticals Co. Ltd. (Health Care)*(b)	1,680,721
62,549	SK Hynix, Inc. (Information Technology)	12,102,630
4,598	SK Square Co. Ltd. (Industrials)*	492,791
50,490	SK Telecom Co. Ltd. (Communication Services)	1,968,393
117,120	Woori Financial Group, Inc. (Financials)	2,089,247
3,018	Yuhan Corp. (Health Care)	246,389

		109,255,792

Taiwan – 18.0%
50,831	Accton Technology Corp. (Information Technology)	1,687,743
656,313	Acer, Inc. (Information Technology)	634,425
113,085	Advantech Co. Ltd. (Information Technology)	1,272,551
4,000	Alchip Technologies Ltd. (Information Technology)	530,594
188,131	ASE Technology Holding Co. Ltd. (Information Technology)	929,285
722,757	Asia Cement Corp. (Materials)	875,976
69,753	Asustek Computer, Inc. (Information Technology)	1,442,088
1,447,576	AUO Corp. (Information Technology)*	608,494
139,000	Caliway Biopharmaceuticals Co. Ltd. (Health Care)*	918,497
40,856	Catcher Technology Co. Ltd. (Information Technology)	251,929
902,808	Cathay Financial Holding Co. Ltd. (Financials)	1,816,277
171,201	Chailease Holding Co. Ltd. (Financials)	652,445

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
1,491,198	Chang Hwa Commercial Bank Ltd. (Financials)	$936,587
812,972	China Airlines Ltd. (Industrials)	563,797
966,987	China Steel Corp. (Materials)	635,812
324,958	Chunghwa Telecom Co. Ltd. (Communication Services)	1,408,493
1,334,149	Compal Electronics, Inc. (Information Technology)	1,206,733
1,904,255	CTBC Financial Holding Co. Ltd. (Financials)	2,563,342
158,570	Delta Electronics, Inc. (Information Technology)	3,688,097
1,704,465	E.Sun Financial Holding Co. Ltd. (Financials)	1,865,073
23,873	Eclat Textile Co. Ltd. (Consumer Discretionary)	313,158
35,210	Elite Material Co. Ltd. (Information Technology)	1,405,198
26,235	eMemory Technology, Inc. (Information Technology)	1,772,200
364,488	Eva Airways Corp. (Industrials)	463,219
162,206	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	984,289
1,330,461	Far Eastern New Century Corp. (Industrials)	1,201,221
198,082	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	761,368
751,411	First Financial Holding Co. Ltd. (Financials)	696,855
696,018	Formosa Chemicals & Fibre Corp. (Materials)	685,328
26,181	Fortune Electric Co. Ltd. (Industrials)	554,118
987,293	Fubon Financial Holding Co. Ltd. (Financials)	2,709,691
7,574	Global Unichip Corp. (Information Technology)	329,525
887,330	Hon Hai Precision Industry Co. Ltd. (Information Technology)	5,906,922
48,152	Hotai Motor Co. Ltd. (Consumer Discretionary)	867,916
1,690,152	Hua Nan Financial Holdings Co. Ltd. (Financials)	1,542,559
1,468,576	Innolux Corp. (Information Technology)	674,970
73,126	International Games System Co. Ltd. (Communication Services)	1,829,974
4,911	Jentech Precision Industrial Co. Ltd. (Information Technology)	336,562
2,656,117	KGI Financial Holding Co. Ltd. (Financials)	1,325,039
8,000	King Slide Works Co. Ltd. (Information Technology)	791,639
17,466	Lotes Co. Ltd. (Information Technology)	831,320
172,447	MediaTek, Inc. (Information Technology)	7,728,369

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
911,059	Mega Financial Holding Co. Ltd. (Financials)	$1,193,605
90,068	Micro-Star International Co. Ltd. (Information Technology)	397,755
295,031	Nan Ya Plastics Corp. (Materials)	416,930
83,885	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	1,186,812
113,727	Novatek Microelectronics Corp. (Information Technology)	1,618,320
388,999	Pegatron Corp. (Information Technology)	893,300
29,553	PharmaEssentia Corp. (Health Care)	479,990
131,118	President Chain Store Corp. (Consumer Staples)	1,091,596
28,791	Quanta Computer, Inc. (Information Technology)	247,228
124,969	Realtek Semiconductor Corp. (Information Technology)	2,183,007
290,813	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	390,040
1,203,366	SinoPac Financial Holdings Co. Ltd. (Financials)	921,139
533,725	Synnex Technology International Corp. (Information Technology)	1,148,828
1,560,771	Taishin Financial Holding Co. Ltd. (Financials)	829,668
1,619,107	Taiwan Business Bank (Financials)	799,768
1,127,241	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	873,930
657,642	Taiwan High Speed Rail Corp. (Industrials)	593,759
152,555	Taiwan Mobile Co. Ltd. (Communication Services)	531,481
2,825,778	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	107,227,874
883,076	TCC Group Holdings Co. Ltd. (Materials)	648,524
700,037	Uni-President Enterprises Corp. (Consumer Staples)	1,772,449
674,326	United Microelectronics Corp. (Information Technology)	893,381
18,146	Voltronic Power Technology Corp. (Industrials)	587,662
131,332	Wan Hai Lines Ltd. (Industrials)	355,724
59,216	Wistron Corp. (Information Technology)	218,892
4,000	Wiwynn Corp. (Information Technology)	387,968
400,993	WPG Holdings Ltd. (Information Technology)	878,867
123,444	Yageo Corp. (Information Technology)	563,321

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
220,744	Yang Ming Marine Transport Corp. (Industrials)	$416,655
1,399,715	Yuanta Financial Holding Co. Ltd. (Financials)	1,488,109
162,021	Zhen Ding Technology Holding Ltd. (Information Technology)	1,041,467

		190,477,727

Thailand – 1.0%
60,216	Advanced Info Service PCL, NVDR (Communication Services)	546,489
446,200	Bangkok Dusit Medical Services PCL, NVDR (Health Care)	285,116
129,400	Bumrungrad Hospital PCL, NVDR (Health Care)	711,011
300,100	Central Pattana PCL, NVDR (Real Estate)	477,084
903,300	Charoen Pokphand Foods PCL, NVDR (Consumer Staples)	610,658
380,677	CP ALL PCL, NVDR (Consumer Staples)	517,049
656,300	CP AXTRA PCL, NVDR (Consumer Staples)	362,641
502,300	Delta Electronics Thailand PCL, NVDR (Information Technology)	2,325,822
178,763	Gulf Development PCL, NVDR (Utilities)*	259,357
135,000	Kasikornbank PCL, NVDR (Financials)	702,192
960,600	Krung Thai Bank PCL, NVDR (Financials)	729,457
950,100	Minor International PCL, NVDR (Consumer Discretionary)	686,289
1,146,200	PTT PCL, NVDR (Energy)	1,096,842
118,000	SCB X PCL, NVDR (Financials)	468,066
132,200	Siam Cement PCL (The), NVDR (Materials)	877,389
979,000	True Corp. PCL, NVDR (Communication Services)*	344,516

		10,999,978

Turkey – 0.5%
573,376	Akbank TAS (Financials)	950,982
164,593	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)	733,169
53,395	BIM Birlesik Magazalar AS (Consumer Staples)	687,712
593,850	Eregli Demir ve Celik Fabrikalari TAS (Materials)	430,920
79,806	Turk Hava Yollari AO (Industrials)	649,696
221,794	Turkcell Iletisim Hizmetleri AS (Communication Services)	510,962

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description		Value

Common Stocks – (continued)

Turkey – (continued)
1,941,690	Turkiye Is Bankasi AS, Class C (Financials)		$710,144
881,722	Yapi ve Kredi Bankasi AS (Financials)*		704,521

			5,378,106

United Arab Emirates – 1.7%
331,194	Abu Dhabi Commercial Bank PJSC (Financials)		1,365,172
398,686	Abu Dhabi Islamic Bank PJSC (Financials)		2,316,352
414,371	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)		424,186
240,216	ADNOC Drilling Co. PJSC (Energy)		360,357
322,500	Aldar Properties PJSC (Real Estate)		844,664
2,664,751	Americana Restaurants International PLC - Foreign Company (Consumer Discretionary)		1,407,464
843,037	Dubai Islamic Bank PJSC (Financials)		2,219,485
176,826	Emaar Development PJSC (Real Estate)		710,096
628,997	Emaar Properties PJSC (Real Estate)		2,465,983
303,537	Emirates NBD Bank PJSC (Financials)		2,086,662
210,897	Emirates Telecommunications Group Co. PJSC (Communication Services)		1,038,121
394,374	First Abu Dhabi Bank PJSC (Financials)		1,782,360
233,056	Salik Co. PJSC (Industrials)		418,777

			17,439,679

United Kingdom – 0.2%
30,820	Anglogold Ashanti PLC (Materials)		1,715,730
12,894	Metlen Energy & Metals PLC (Industrials)*		827,066

			2,542,796

TOTAL COMMON STOCKS (Cost $741,349,754)			1,030,692,025

Shares	Description	Rate	Value

Preferred Stocks – 1.8%

Brazil – 1.2%
355,180	Banco Bradesco SA (Financials)	7.44%	1,101,247
64,779	Centrais Eletricas Brasileiras SA, Class B (Utilities)	8.08	569,491

Shares	Description	Rate	Value

Preferred Stocks – (continued)

Brazil – (continued)
276,655	Cia Energetica de Minas Gerais (Utilities)	12.86%	$566,245
415,856	Cia Paranaense de Energia - Copel (Utilities)	6.83	920,873
250,957	Gerdau SA (Materials)	3.79	770,241
714,540	Itau Unibanco Holding SA (Financials)	7.44	5,066,716
841,608	Itausa SA (Financials)	9.63	1,739,622
356,826	Petroleo Brasileiro SA - Petrobras (Energy)	9.67	2,044,415

			12,778,850

Colombia – 0.2%
119,288	Grupo Cibest SA (Financials)	8.97	1,492,946

India – 0.0%
93,888	TVS Motor Co. Ltd. (Consumer Discretionary)*	0.00	10,642

Russia – 0.0%
3,212,489	Surgutneftegas PJSC (Energy)*(c)	0.00	—

South Korea – 0.4%
5,056	Hyundai Motor Co. (Consumer Discretionary)(b)	7.82	600,065
2,672	Hyundai Motor Co. (Consumer Discretionary)	7.64	326,733
82,397	Samsung Electronics Co. Ltd. (Information Technology)	2.63	3,354,555

			4,281,353

TOTAL PREFERRED STOCKS (Cost $14,268,237)			18,563,791

Shares	Description		Value

Exchange-Traded Fund – 0.8%

United States – 0.8%
331,159	iShares MSCI Malaysia ETF
(Cost $9,507,789)			8,235,924

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Dividend Rate	Value

Investment Company – 0.2%(d)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
2,257,838	4.114%	$2,257,838
(Cost $2,257,838)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $767,383,618)		1,059,749,578

Securities Lending Reinvestment Vehicle – 0.9%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
9,440,420	4.154%	9,440,420
(Cost $9,440,420)

TOTAL INVESTMENTS – 101.0% (Cost $776,824,038)		$1,069,189,998

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(10,062,601)

NET ASSETS – 100.0%		$1,059,127,397

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Sector Name	% of Market Value

Financials	25.6%
Information Technology	23.7
Consumer Discretionary	12.3
Communication Services	10.1
Industrials	5.9
Materials	5.6
Health Care	4.4
Consumer Staples	4.3
Energy	2.9
Utilities	2.3
Real Estate	1.0
Exchange-Traded Fund	0.8
Investment Company	0.2
Securities Lending Reinvestment Vehicle	0.9

TOTAL INVESTMENTS	100.0%

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.3%

Australia – 0.6%
89,393	Glencore PLC (Materials)*	$352,903
5,181	Rio Tinto PLC (Materials)	324,930

		677,833

Austria – 0.4%
2,633	Erste Group Bank AG (Financials)	250,561
6,190	Mondi PLC (Materials)	87,101
2,334	OMV AG (Energy)	128,565

		466,227

Belgium – 1.2%
5,979	Ageas SA/NV (Financials)	421,305
3,185	Anheuser-Busch InBev SA/NV (Consumer Staples)	199,600
3,998	Groupe Bruxelles Lambert NV (Financials)	351,443
1,467	KBC Group NV (Financials)	173,000
84	Sofina SA (Financials)	25,426
515	UCB SA (Health Care)	120,471

		1,291,245

Brazil – 0.2%
6,474	Yara International ASA (Materials)	235,636

China – 0.3%
4,718	Prosus NV (Consumer Discretionary)*	291,639

Denmark – 3.4%
220	AP Moller – Maersk A/S, Class A (Industrials)(a)	451,919
218	AP Moller – Maersk A/S, Class B (Industrials)	449,007
184	Carlsberg AS, Class B (Consumer Staples)	22,517
2,836	Danske Bank A/S (Financials)	116,646
4,787	Demant A/S (Health Care)*	183,155
356	DSV A/S (Industrials)	78,879
489	Genmab A/S (Health Care)*	121,766
23,419	Novo Nordisk A/S, Class B (Health Care)	1,317,611
2,413	Pandora A/S (Consumer Discretionary)	333,349
9,505	ROCKWOOL A/S, Class B (Industrials)	359,200
7,544	Tryg A/S (Financials)	198,500
5,530	Vestas Wind Systems A/S (Industrials)	110,127

		3,742,676

Finland – 1.6%
1,955	Elisa OYJ (Communication Services)	104,165
966	Kesko OYJ, Class B (Consumer Staples)	21,427
1,969	Kone OYJ, Class B (Industrials)	123,809
1,861	Metso Corp. (Industrials)	24,059

Shares	Description	Value

Common Stocks – (continued)

Finland – (continued)
53,617	Nokia OYJ (Information Technology)	$230,889
18,778	Nordea Bank Abp (Financials)	286,615
6,893	Orion OYJ, Class B (Health Care)	550,256
20,110	Sampo OYJ, Class A (Financials)	230,821
1,184	UPM-Kymmene OYJ (Materials)	33,718
4,447	Wartsila OYJ Abp (Industrials)	130,339

		1,736,098

France – 14.0%
3,134	Accor SA (Consumer Discretionary)	155,061
173	Aeroports de Paris SA (Industrials)(a)	22,740
3,120	Air Liquide SA (Materials)	643,549
2,003	Airbus SE (Industrials)	419,809
14,082	Alstom SA (Industrials)*	338,561
922	Amundi SA (Financials)(b)	68,152
15,289	AXA SA (Financials)	712,073
788	BioMerieux (Health Care)	109,483
7,889	BNP Paribas SA (Financials)	709,455
31,379	Bollore SE (Communication Services)	183,205
16,211	Bouygues SA (Industrials)	695,244
5,509	Bureau Veritas SA (Industrials)	166,108
1,641	Capgemini SE (Information Technology)	233,280
32,035	Carrefour SA (Consumer Staples)	463,650
4,397	Cie de Saint-Gobain SA (Industrials)	474,525
4,751	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	172,003
23,295	Credit Agricole SA (Financials)	426,180
5,675	Danone SA (Consumer Staples)	472,820
140	Dassault Aviation SA (Industrials)	44,245
3,155	Dassault Systemes (Information Technology)	98,232
5,162	Eiffage SA (Industrials)	649,529
13,567	Engie SA (Utilities)	280,921
1,706	EssilorLuxottica SA (Health Care)	519,587
667	FDJ UNITED (Consumer Discretionary)	21,486
1,044	Gecina SA REIT (Real Estate)	102,465
10,792	Getlink SE (Industrials)	204,008
209	Hermes International SCA (Consumer Discretionary)	511,531
2,856	Ipsen SA (Health Care)	387,782
6,626	Klepierre SA REIT (Real Estate)	258,576
1,066	Legrand SA (Industrials)	162,333
1,975	L’Oreal SA (Consumer Staples)	919,841

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
1,604	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	$946,439
17,075	Orange SA (Communication Services)	277,810
621	Publicis Groupe SA (Communication Services)	57,307
7,065	Rexel SA (Industrials)	228,902
1,614	Safran SA (Industrials)	538,230
9,558	Societe Generale SA (Financials)	589,813
3,663	Teleperformance SE (Industrials)	282,635
216	Thales SA (Industrials)	56,937
14,155	TotalEnergies SE (Energy)	886,412
6,173	Veolia Environnement SA (Utilities)	203,831
4,033	Vinci SA (Industrials)	547,121

		15,241,871

Germany – 15.8%
2,274	adidas AG (Consumer Discretionary)	442,777
3,316	Allianz SE (Financials)	1,401,955
1,859	BASF SE (Materials)	98,702
22,498	Bayer AG (Health Care)	738,930
454	Bayerische Motoren Werke AG (Consumer Discretionary)	47,540
1,680	Beiersdorf AG (Consumer Staples)	193,183
2,256	Brenntag SE (Industrials)	139,638
6,343	Commerzbank AG (Financials)	242,187
3,945	Continental AG (Consumer Discretionary)	346,322
265	CTS Eventim AG & Co. KGaA (Communication Services)	24,830
765	Daimler Truck Holding AG (Industrials)	35,970
26,820	Deutsche Bank AG (Financials)	942,727
1,457	Deutsche Boerse AG (Financials)	429,084
4,850	Deutsche Lufthansa AG (Industrials)	45,166
12,175	Deutsche Post AG (Industrials)	554,073
22,565	Deutsche Telekom AG (Communication Services)	824,594
8,642	E.ON SE (Utilities)	154,210
9,567	Evonik Industries AG (Materials)	184,658
7,584	Fresenius Medical Care AG (Health Care)	388,727
7,772	Fresenius SE & Co. KGaA (Health Care)	422,198
5,587	GEA Group AG (Industrials)	406,762
185	Hannover Rueck SE (Financials)	53,876
2,741	Heidelberg Materials AG (Materials)	648,085

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
1,768	Henkel AG & Co. KGaA (Consumer Staples)	$135,859
902	Hensoldt AG (Industrials)	93,596
3,928	Infineon Technologies AG (Information Technology)	160,737
2,754	Knorr-Bremse AG (Industrials)	287,541
11,381	Mercedes-Benz Group AG (Consumer Discretionary)	710,700
480	Merck KGaA (Health Care)	60,847
232	MTU Aero Engines AG (Industrials)	103,463
894	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Financials)	569,885
2,641	Nemetschek SE (Information Technology)	364,773
651	Rational AG (Industrials)	485,392
325	Rheinmetall AG (Industrials)	642,707
607	RWE AG (Utilities)	24,327
7,853	SAP SE (Information Technology)	2,129,774
1,638	Scout24 SE (Communication Services)(b)	212,243
5,022	Siemens AG (Industrials)	1,390,795
6,680	Siemens Energy AG (Industrials)*	709,335
394	Siemens Healthineers AG (Health Care)(b)	21,818
1,276	Talanx AG (Financials)	175,941
8,693	Zalando SE (Consumer Discretionary)*(b)	242,169

		17,288,096

Hong Kong – 0.1%
7,786	Prudential PLC (Financials)	103,994

Ireland – 0.2%
272	AerCap Holdings NV (Industrials)	33,592
8,751	AIB Group PLC (Financials)	71,087
8,524	Bank of Ireland Group PLC (Financials)	126,114
275	Kingspan Group PLC (Industrials)	21,212

		252,005

Italy – 5.6%
9,456	Banca Mediolanum SpA (Financials)	191,259
22,732	Banco BPM SpA (Financials)	311,977
15,533	BPER Banca SpA (Financials)	161,414
4,266	Coca-Cola HBC AG (Consumer Staples)*	215,327
52,621	Enel SpA (Utilities)	485,599
21,135	Eni SpA (Energy)	377,065
342	Ferrari NV (Consumer Discretionary)	162,807

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
14,244	FinecoBank Banca Fineco SpA (Financials)	$312,612
11,379	Generali (Financials)	444,326
8,670	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	105,136
92,248	Intesa Sanpaolo SpA (Financials)	580,373
3,693	Leonardo SpA (Industrials)	210,643
3,793	Mediobanca Banca di Credito Finanziario SpA (Financials)	91,902
1,817	Moncler SpA (Consumer Discretionary)	105,638
18,258	Poste Italiane SpA (Financials)(b)	427,634
2,636	Prysmian SpA (Industrials)	230,544
1,364	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	84,219
4,542	Ryanair Holdings PLC (Industrials)	134,240
26,566	Snam SpA (Utilities)	161,821
116,924	Telecom Italia SpA (Communication Services)*	56,058
13,243	Terna - Rete Elettrica Nazionale (Utilities)	133,246
10,371	UniCredit SpA (Financials)	801,677
17,681	Unipol Assicurazioni SpA (Financials)	369,417

		6,154,934

Luxembourg – 0.2%
2,653	ArcelorMittal (Materials)	88,378
5,136	CVC Capital Partners PLC (Financials)(b)	103,702
373	Eurofins Scientific SE (Health Care)	28,300

		220,380

Mexico – 0.1%
4,977	Fresnillo PLC (Materials)	120,228

Netherlands – 7.0%
12,855	ABN AMRO Bank NV (Financials)(a)(b)	370,903
94	Adyen NV (Financials)*(b)	157,823
12,943	Aegon Ltd. (Financials)	101,837
1,531	Akzo Nobel NV (Materials)	105,730
196	Argenx SE (Health Care)*	138,569
123	ASM International NV (Information Technology)	59,129
2,932	ASML Holding NV (Information Technology)	2,184,753
4,067	ASR Nederland NV (Financials)	282,198
255	BE Semiconductor Industries NV (Information Technology)	34,355
1,820	Euronext NV (Financials)(b)	300,587
7,639	EXOR NV (Financials)	765,836
3,979	Heineken Holding NV (Consumer Staples)	282,007

Shares	Description	Value

Common Stocks – (continued)

Netherlands – (continued)
531	Heineken NV (Consumer Staples)	$42,886
22,435	ING Groep NV (Financials)	534,658
8,928	JDE Peet’s NV (Consumer Staples)	326,465
22,070	Koninklijke Ahold Delhaize NV (Consumer Staples)	884,779
41,084	Koninklijke KPN NV (Communication Services)	196,010
7,347	NN Group NV (Financials)	505,833
2,005	Randstad NV (Industrials)	94,789
1,264	Universal Music Group NV (Communication Services)	35,715
1,973	Wolters Kluwer NV (Industrials)	248,491

		7,653,353

Norway – 1.1%
6,084	DNB Bank ASA (Financials)	160,283
3,112	Equinor ASA (Energy)	76,751
9,612	Gjensidige Forsikring ASA (Financials)	267,100
3,142	Kongsberg Gruppen ASA (Industrials)	93,830
2,163	Mowi ASA (Consumer Staples)	44,477
25,513	Norsk Hydro ASA (Materials)	165,508
18,235	Orkla ASA (Consumer Staples)	203,812
10,329	Telenor ASA (Communication Services)	172,297

		1,184,058

Poland – 0.3%
25,708	InPost SA (Industrials)*	373,432

Portugal – 0.4%
98,986	Banco Comercial Portugues SA, Class R (Financials)	83,885
12,843	Jeronimo Martins SGPS SA (Consumer Staples)	317,792

		401,677

Singapore – 0.0%
1,097	STMicroelectronics NV (Information Technology)	29,854

South Africa – 0.1%
2,923	Anglo American PLC (Materials)	89,961

Spain – 5.7%
214	Acciona SA (Utilities)	42,382
6,874	ACS Actividades de Construccion y Servicios SA (Industrials)	519,371
7,905	Aena SME SA (Industrials)(b)	228,915
1,890	Amadeus IT Group SA (Consumer Discretionary)	158,397
47,928	Banco Bilbao Vizcaya Argentaria SA (Financials)	868,986

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Spain – (continued)
82,644	Banco de Sabadell SA (Financials)	$313,905
136,974	Banco Santander SA (Financials)	1,308,278
6,542	Bankinter SA (Financials)	97,594
26,311	CaixaBank SA (Financials)	262,699
7,454	Endesa SA (Utilities)	227,197
28,304	Grifols SA (Health Care)	399,877
38,068	Iberdrola SA (Utilities)	716,280
9,723	Industria de Diseno Textil SA (Consumer Discretionary)	480,269
6,340	Redeia Corp. SA (Utilities)	123,262
81,495	Telefonica SA (Communication Services)(a)	436,695

		6,184,107

Sweden – 4.1%
2,060	AddTech AB, Class B (Industrials)	72,163
1,186	Alfa Laval AB (Industrials)	53,937
7,485	Assa Abloy AB, Class B (Industrials)	264,180
11,989	Atlas Copco AB, Class A (Industrials)	191,245
7,196	Atlas Copco AB, Class B (Industrials)	102,208
2,560	Boliden AB (Materials)*	88,109
1,874	Epiroc AB, Class A (Industrials)	39,119
1,520	Epiroc AB, Class B (Industrials)	28,261
1,315	Essity AB, Class B (Consumer Staples)	35,507
26,946	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)(a)	395,250
11,957	Hexagon AB, Class B (Information Technology)	133,072
2,525	Holmen AB, Class B (Materials)	98,268
5,569	Industrivarden AB, Class A (Financials)	221,441
5,560	Industrivarden AB, Class C (Financials)	221,083
3,580	Indutrade AB (Industrials)	89,027
2,144	Investment AB Latour, Class B (Industrials)	54,381
8,748	Investor AB, Class B (Financials)	269,250
3,843	L E Lundbergforetagen AB, Class B (Financials)	194,382
1,535	Lifco AB, Class B (Industrials)	54,485
2,333	Saab AB, Class B (Industrials)	131,905
4,318	Sandvik AB (Industrials)	109,067
1,384	Securitas AB, Class B (Industrials)	21,163
5,985	Skandinaviska Enskilda Banken AB, Class A (Financials)	110,614
14,643	Skanska AB, Class B (Industrials)	363,211
2,596	SKF AB, Class B (Industrials)	66,559

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
8,584	Svenska Handelsbanken AB, Class A (Financials)	$110,315
4,811	Swedbank AB, Class A (Financials)	135,293
746	Swedish Orphan Biovitrum AB (Health Care)*	22,634
6,797	Tele2 AB, Class B (Communication Services)	119,625
57,895	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	460,540
12,977	Telia Co. AB (Communication Services)	48,393
1,461	Trelleborg AB, Class B (Industrials)	56,489
3,424	Volvo AB, Class B (Industrials)	105,222

		4,466,398

Switzerland – 7.9%
8,955	ABB Ltd. (Industrials)	601,595
8,282	Avolta AG (Consumer Discretionary)*	476,574
914	Baloise Holding AG (Financials)	237,236
835	Banque Cantonale Vaudoise (Financials)	97,184
86	Belimo Holding AG (Industrials)	94,712
281	BKW AG (Utilities)	58,588
2	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	30,511
1,696	Cie Financiere Richemont SA (Consumer Discretionary)	296,622
277	EMS-Chemie Holding AG (Materials)	212,677
599	Galderma Group AG (Health Care)	104,650
726	Geberit AG (Industrials)	532,609
1,131	Helvetia Holding AG (Financials)	291,296
1,945	Julius Baer Group Ltd. (Financials)	140,450
1,485	Kuehne + Nagel International AG (Industrials)	302,557
4,338	Logitech International SA (Information Technology)	448,540
177	Lonza Group AG (Health Care)	125,598
317	Partners Group Holding AG (Financials)	435,401
1,827	Sandoz Group AG (Health Care)	114,689
583	Schindler Holding AG (Industrials)	208,670
587	Schindler Holding AG Participation Certificates (Industrials)	218,330
3,579	SGS SA (Industrials)	365,313
621	Sika AG (Materials)	144,165

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
623	Sonova Holding AG (Health
	Care)	$181,586
2,036	Straumann Holding AG (Health
	Care)	239,056
408	Swiss Life Holding AG
	(Financials)	441,164
1,471	Swiss Prime Site AG (Real
	Estate)	204,712
233	Swisscom AG (Communication
	Services)	168,543
18,760	UBS Group AG (Financials)	760,214
424	VAT Group AG (Industrials)(b)	138,707
1,247	Zurich Insurance Group AG
	(Financials)	912,016

		8,583,965

United Kingdom – 17.7%
9,350	3i Group PLC (Financials)	507,693
11,681	Admiral Group PLC
	(Financials)	572,241
376	Ashtead Group PLC
	(Industrials)	27,665
5,605	Associated British Foods PLC
	(Consumer Staples)	163,569
11,168	AstraZeneca PLC (Health Care)	1,778,937
53,658	Auto Trader Group PLC
	(Communication Services)(b)	582,277
42,115	Aviva PLC (Financials)	370,757
9,313	BAE Systems PLC (Industrials)	221,134
139,331	Barclays PLC (Financials)	678,428
15,783	Barratt Redrow PLC (Consumer
	Discretionary)	76,701
10,643	British American Tobacco PLC
	(Consumer Staples)	601,771
46,394	BT Group PLC
	(Communication Services)	135,704
3,524	Bunzl PLC (Industrials)	119,123
200,459	Centrica PLC (Utilities)	435,901
1,466	Coca-Cola Europacific Partners
	PLC (Consumer Staples)	130,269
7,673	Compass Group PLC
	(Consumer Discretionary)	260,409
3,732	DCC PLC (Industrials)	237,181
6,095	Diageo PLC (Consumer
	Staples)	168,728
2,239	Entain PLC (Consumer
	Discretionary)	26,559
4,399	Halma PLC (Information
	Technology)	195,415
5,122	Hikma Pharmaceuticals PLC
	(Health Care)	123,523
124,771	HSBC Holdings PLC
	(Financials)	1,595,870
9,445	Imperial Brands PLC
	(Consumer Staples)	398,388
10,336	Informa PLC (Communication
	Services)	121,547
368	InterContinental Hotels Group
	PLC (Consumer Discretionary)	44,508

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
29,152	International Consolidated
	Airlines Group SA (Industrials)	$150,548
1,657	Intertek Group PLC
	(Industrials)	104,995
121,193	J Sainsbury PLC (Consumer
	Staples)	490,231
438,381	JD Sports Fashion PLC
	(Consumer Discretionary)	568,702
153,768	Kingfisher PLC (Consumer
	Discretionary)	534,744
6,922	Land Securities Group PLC
	REIT (Real Estate)	51,810
62,949	Legal & General Group PLC
	(Financials)	210,492
355,467	Lloyds Banking Group PLC
	(Financials)	381,898
1,193	London Stock Exchange Group
	PLC (Financials)	147,770
100,195	M&G PLC (Financials)	358,862
47,431	Marks & Spencer Group PLC
	(Consumer Staples)	221,338
13,777	National Grid PLC (Utilities)	193,766
62,828	NatWest Group PLC
	(Financials)	433,417
2,287	Next PLC (Consumer
	Discretionary)	369,392
14,149	Pearson PLC (Consumer
	Discretionary)	205,879
13,101	Phoenix Group Holdings PLC
	(Financials)	120,626
2,953	Reckitt Benckiser Group PLC
	(Consumer Staples)	220,628
13,552	RELX PLC (Industrials)	630,943
43,192	Rolls-Royce Holdings PLC
	(Industrials)	624,394
28,920	Sage Group PLC (The)
	(Information Technology)	424,521
7,417	Segro PLC REIT (Real Estate)	62,830
4,794	Smith & Nephew PLC (Health
	Care)	89,576
4,682	Smiths Group PLC (Industrials)	149,032
825	Spirax Group PLC (Industrials)	81,311
25,488	Standard Chartered PLC
	(Financials)	477,277
54,866	Tesco PLC (Consumer Staples)	313,334
13,136	Unilever PLC (Consumer
	Staples)	825,609
527,451	Vodafone Group PLC
	(Communication Services)	629,665
1,224	Whitbread PLC (Consumer
	Discretionary)	52,008
27,481	Wise PLC, Class A
	(Financials)*	391,331
49,101	WPP PLC (Communication
	Services)	259,315

		19,350,542

United States – 11.3%
1,678	Alcon AG (Health Care)	133,686

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description		Value

Common Stocks – (continued)

United States – (continued)
4,034	Amrize Ltd. (Materials)*		$210,724
93,932	BP PLC (Energy)		548,364
5,833	Experian PLC (Industrials)		301,988
3,201	Ferrovial SE (Industrials)		174,937
31,442	GSK PLC (Health Care)		617,018
41,191	Haleon PLC (Health Care)		201,958
5,088	Holcim AG (Materials)*		426,627
16,892	Nestle SA (Consumer Staples)		1,593,753
15,911	Novartis AG (Health Care)		2,014,338
2,932	QIAGEN NV (Health Care)		136,281
5,801	Roche Holding AG (Health Care)		1,889,745
596	Roche Holding AG (Health Care)		204,522
6,677	Sanofi SA (Health Care)		660,326
3,454	Schneider Electric SE (Industrials)		849,213
38,990	Shell PLC (Energy)		1,434,934
690	Spotify Technology SA (Communication Services)*		470,497
2,008	Swiss Re AG (Financials)		364,131
3,813	Tenaris SA (Energy)		69,245

			12,302,287

TOTAL COMMON STOCKS (Cost $90,564,284)			108,442,496

Shares	Description	Rate	Value

Preferred Stocks – 0.4%

Germany – 0.4%
380	Bayerische Motoren Werke AG (Consumer Discretionary)	5.24%	36,384
1,542	Henkel AG & Co. KGaA (Consumer Staples)	2.83	130,062
3,083	Porsche Automobil Holding SE (Consumer Discretionary)	5.25	131,319
739	Volkswagen AG (Consumer Discretionary)	6.37	86,137

TOTAL PREFERRED STOCKS (Cost $367,641)			383,902

Shares	Dividend Rate	Value

Investment Company – 0.1%(c)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
98,599	4.114%	$98,599
(Cost $98,599)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $91,030,524)		108,924,997

Securities Lending Reinvestment Vehicle – 0.8%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
893,934	4.154%	893,934
(Cost $893,934)

TOTAL INVESTMENTS – 100.6% (Cost $91,924,458)		$109,818,931

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(632,785)

NET ASSETS – 100.0%		$109,186,146

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	27.4%
Industrials	19.6
Health Care	13.0
Consumer Staples	9.1
Consumer Discretionary	8.0
Information Technology	6.5
Communication Services	4.8
Materials	4.0
Energy	3.2
Utilities	2.9
Real Estate	0.6
Investment Company	0.1
Securities Lending Reinvestment Vehicle	0.8

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI EUROPE SEP25	5	09/19/25	$217,918	$999

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.3%

Australia – 5.6%
490,100	ANZ Group Holdings Ltd. (Financials)	$10,800,344
87,502	Aristocrat Leisure Ltd. (Consumer Discretionary)	4,164,107
20,526	ASX Ltd. (Financials)	840,179
485,251	BHP Group Ltd. (Materials)	13,717,008
143,764	BlueScope Steel Ltd. (Materials)	2,159,447
170,494	Brambles Ltd. (Industrials)	2,895,718
48,258	Cochlear Ltd. (Health Care)	9,524,417
958,869	Coles Group Ltd. (Consumer Staples)	14,986,608
229,232	Commonwealth Bank of Australia (Financials)	25,550,515
66,368	Computershare Ltd. (Industrials)	1,658,023
488,311	Evolution Mining Ltd. (Materials)	2,767,733
1,842,426	Glencore PLC (Materials)*	7,273,471
304,622	Insurance Australia Group Ltd. (Financials)	1,736,558
3,231,058	Lottery Corp. Ltd. (The) (Consumer Discretionary)	12,434,601
21,746	Macquarie Group Ltd. (Financials)	3,204,648
1,124,783	Medibank Pvt Ltd. (Financials)	3,754,470
397,974	National Australia Bank Ltd. (Financials)	11,145,685
196,657	Origin Energy Ltd. (Utilities)	1,662,960
71,324	Pro Medicus Ltd. (Health Care)	13,948,920
461,268	Qantas Airways Ltd. (Industrials)	3,547,325
427,927	QBE Insurance Group Ltd. (Financials)	6,063,695
53,306	REA Group Ltd. (Communication Services)	8,758,132
19,008	Rio Tinto Ltd. (Materials)	1,436,532
108,295	Rio Tinto PLC (Materials)	6,791,802
1,090,403	Scentre Group REIT (Real Estate)	2,911,769
27,697	SGH Ltd. (Industrials)	915,630
962,224	Sigma Healthcare Ltd. (Health Care)(a)	1,964,900
218,282	Sonic Healthcare Ltd. (Health Care)	3,435,918
1,603,042	South32 Ltd. (Materials)	2,853,800
452,391	Stockland REIT (Real Estate)	1,835,758
302,822	Suncorp Group Ltd. (Financials)	4,217,633
1,626,024	Telstra Group Ltd. (Communication Services)	5,204,099
335,496	Transurban Group (Industrials)	3,205,900
1,161,564	Vicinity Ltd. REIT (Real Estate)	1,969,031
45,092	Washington H Soul Pattinson & Co. Ltd. (Financials)(a)	1,291,477
270,018	Wesfarmers Ltd. (Consumer Discretionary)	16,225,290
490,742	Westpac Banking Corp. (Financials)	12,401,174

Shares	Description	Value

Common Stocks – (continued)

Australia – (continued)
548,414	Woolworths Group Ltd. (Consumer Staples)	$10,337,387

		239,592,664

Austria – 0.3%
74,315	Erste Group Bank AG (Financials)	7,071,944
194,416	Mondi PLC (Materials)	2,735,664
64,023	OMV AG (Energy)	3,526,629

		13,334,237

Belgium – 0.8%
153,331	Ageas SA/NV (Financials)	10,804,340
73,414	Anheuser-Busch InBev SA/NV (Consumer Staples)	4,600,755
3,867	D’ieteren Group (Consumer Discretionary)	837,823
89,555	Groupe Bruxelles Lambert NV (Financials)	7,872,299
48,518	KBC Group NV (Financials)	5,721,630
7,757	Sofina SA (Financials)	2,347,979
9,602	UCB SA (Health Care)	2,246,144

		34,430,970

Brazil – 0.2%
46,976	Wheaton Precious Metals Corp. (Materials)	4,718,985
150,557	Yara International ASA (Materials)	5,479,867

		10,198,852

Canada – 10.4%
45,790	Agnico Eagle Mines Ltd. (Materials)	6,603,939
42,500	Alamos Gold, Inc., Class A (Materials)	1,295,167
61,196	Alimentation Couche-Tard, Inc. (Consumer Staples)	3,102,701
129,325	AltaGas Ltd. (Utilities)	3,834,678
15,622	AtkinsRealis Group, Inc. (Industrials)	1,074,578
100,698	Bank of Montreal (Financials)	12,189,082
238,237	Bank of Nova Scotia (The) (Financials)	14,882,980
7,495	Bombardier, Inc., Class B (Industrials)*	876,505
55,969	Brookfield Asset Management Ltd., Class A (Financials)(a)	3,369,269
92,046	Brookfield Corp. (Financials)	6,051,926
31,518	CAE, Inc. (Industrials)*	850,076
28,312	Cameco Corp. (Energy)	2,190,806
200,220	Canadian Imperial Bank of Commerce (Financials)	15,471,313
9,642	Canadian National Railway Co. (Industrials)	933,686
26,088	Canadian Pacific Kansas City Ltd. (Industrials)	1,987,739
92,730	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	11,566,344

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Canada – (continued)
128,909	Canadian Utilities Ltd., Class A (Utilities)	$3,589,491
14,278	CCL Industries, Inc., Class B (Materials)	855,567
16,989	Celestica, Inc. (Information Technology)*	3,310,068
473,734	Cenovus Energy, Inc. (Energy)	7,880,902
35,239	CGI, Inc. (Information Technology)	3,422,902
5,662	Constellation Software, Inc. (Information Technology)	18,765,450
37,143	Dollarama, Inc. (Consumer Discretionary)	5,066,024
113,205	Element Fleet Management Corp. (Industrials)	3,017,810
95,409	Emera, Inc. (Utilities)	4,545,470
459,831	Empire Co. Ltd. (Consumer Staples)	17,854,686
279,623	Enbridge, Inc. (Energy)	13,533,594
7,182	Fairfax Financial Holdings Ltd. (Financials)	12,367,928
5,470	FirstService Corp. (Real Estate)	1,101,570
84,593	Fortis, Inc. (Utilities)	4,211,320
12,820	Franco-Nevada Corp. (Materials)	2,416,840
160,047	George Weston Ltd. (Consumer Staples)	10,309,594
15,888	Gildan Activewear, Inc. (Consumer Discretionary)	867,681
47,542	Great-West Lifeco, Inc. (Financials)(a)	1,883,743
94,539	Hydro One Ltd. (Utilities)(b)	3,443,603
28,295	iA Financial Corp., Inc. (Financials)	3,044,966
113,649	IGM Financial, Inc. (Financials)	4,075,951
36,629	Imperial Oil Ltd. (Energy)(a)	3,324,743
20,085	Intact Financial Corp. (Financials)	4,023,437
80,889	Keyera Corp. (Energy)	2,607,042
271,701	Kinross Gold Corp. (Materials)	5,681,588
416,638	Loblaw Cos. Ltd. (Consumer Staples)	17,021,177
162,333	Lundin Gold, Inc. (Materials)	9,985,085
306,998	Magna International, Inc. (Consumer Discretionary)	14,096,037
266,166	Manulife Financial Corp. (Financials)	8,190,767
61,734	Metro, Inc. (Consumer Staples)	4,426,305
79,833	National Bank of Canada (Financials)	8,394,109
46,200	Nutrien Ltd. (Materials)	2,663,411
39,082	Open Text Corp. (Information Technology)	1,292,913
66,611	Pan American Silver Corp. (Materials)	2,260,393
82,667	Pembina Pipeline Corp. (Energy)	3,123,156

Shares	Description	Value

Common Stocks – (continued)

Canada – (continued)
223,108	Power Corp. of Canada (Financials)	$9,446,278
60,455	Rogers Communications, Inc., Class B (Communication Services)	2,166,860
264,471	Royal Bank of Canada (Financials)	38,445,043
135,361	Saputo, Inc. (Consumer Staples)	3,389,571
96,174	Shopify, Inc., Class A (Information Technology)*	13,588,137
43,509	Stantec, Inc. (Industrials)	4,730,706
90,109	Sun Life Financial, Inc. (Financials)(a)	5,264,972
260,332	Suncor Energy, Inc. (Energy)(a)	10,764,447
122,170	TC Energy Corp. (Energy)	6,364,105
83,539	TELUS Corp. (Communication Services)	1,377,561
22,967	TFI International, Inc. (Industrials)	2,176,675
5,801	Thomson Reuters Corp. (Industrials)	1,030,571
111,460	TMX Group Ltd. (Financials)	4,452,880
21,544	Toromont Industries Ltd. (Industrials)	2,253,180
261,559	Toronto-Dominion Bank (The) (Financials)	19,645,263
75,822	WSP Global, Inc. (Industrials)	15,445,498

		439,477,859

China – 0.5%
1,646,515	BOC Hong Kong Holdings Ltd. (Financials)	7,438,606
107,300	Prosus NV (Consumer Discretionary)*	6,632,659
444,000	SITC International Holdings Co. Ltd. (Industrials)	1,565,079
1,429,594	Wilmar International Ltd. (Consumer Staples)	3,287,063

		18,923,407

Denmark – 2.1%
5,453	AP Moller – Maersk A/S, Class A (Industrials)(a)	11,201,427
5,359	AP Moller – Maersk A/S, Class B (Industrials)	11,037,746
6,958	Carlsberg AS, Class B (Consumer Staples)	851,468
85,305	Danske Bank A/S (Financials)	3,508,644
114,411	Demant A/S (Health Care)*	4,377,480
8,158	DSV A/S (Industrials)	1,807,559
11,272	Genmab A/S (Health Care)*	2,806,842
459,223	Novo Nordisk A/S, Class B (Health Care)	25,837,032
66,918	Pandora A/S (Consumer Discretionary)	9,244,542
250,646	ROCKWOOL A/S, Class B (Industrials)	9,472,059
140,162	Tryg A/S (Financials)	3,687,982

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Denmark – (continued)
145,752	Vestas Wind Systems A/S (Industrials)	$2,902,584

		86,735,365

Finland – 1.1%
40,006	Elisa OYJ (Communication Services)	2,131,568
59,055	Kesko OYJ, Class B (Consumer Staples)	1,309,899
55,882	Kone OYJ, Class B (Industrials)	3,513,822
66,876	Metso Corp. (Industrials)	864,585
1,863,033	Nokia OYJ (Information Technology)	8,022,729
605,989	Nordea Bank Abp (Financials)	9,249,412
142,138	Orion OYJ, Class B (Health Care)	11,346,617
447,698	Sampo OYJ, Class A (Financials)	5,138,648
86,791	UPM-Kymmene OYJ (Materials)	2,471,659
91,126	Wartsila OYJ Abp (Industrials)	2,670,843

		46,719,782

France – 8.2%
102,353	Accor SA (Consumer Discretionary)	5,064,127
14,036	Aeroports de Paris SA (Industrials)(a)	1,844,994
54,847	Air Liquide SA (Materials)	11,313,054
38,771	Airbus SE (Industrials)	8,126,011
375,413	Alstom SA (Industrials)*	9,025,714
43,698	Amundi SA (Financials)(b)	3,230,031
16,926	Arkema SA (Materials)	1,200,601
357,073	AXA SA (Financials)	16,630,402
18,354	BioMerieux (Health Care)(a)	2,550,077
185,100	BNP Paribas SA (Financials)	16,645,968
832,878	Bollore SE (Communication Services)	4,862,724
387,352	Bouygues SA (Industrials)	16,612,426
195,879	Bureau Veritas SA (Industrials)	5,906,164
45,961	Capgemini SE (Information Technology)	6,533,694
763,991	Carrefour SA (Consumer Staples)	11,057,429
98,068	Cie de Saint-Gobain SA (Industrials)	10,583,518
155,089	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	5,614,780
15,011	Covivio SA REIT (Real Estate)	983,063
562,663	Credit Agricole SA (Financials)	10,293,881
82,091	Danone SA (Consumer Staples)	6,839,515
3,566	Dassault Aviation SA (Industrials)	1,126,982
76,934	Dassault Systemes (Information Technology)	2,395,365
129,089	Eiffage SA (Industrials)	16,243,122
173,121	Engie SA (Utilities)	3,584,672

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
30,093	EssilorLuxottica SA (Health Care)	$9,165,256
65,254	FDJ UNITED (Consumer Discretionary)	2,101,974
23,130	Gecina SA REIT (Real Estate)	2,270,129
181,367	Getlink SE (Industrials)	3,428,488
4,728	Hermes International SCA (Consumer Discretionary)	11,571,864
73,640	Ipsen SA (Health Care)	9,998,701
104,018	Klepierre SA REIT (Real Estate)	4,059,251
15,738	Legrand SA (Industrials)	2,396,617
42,534	L’Oreal SA (Consumer Staples)	19,809,886
31,412	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	18,534,637
309,950	Orange SA (Communication Services)	5,042,875
30,033	Publicis Groupe SA (Communication Services)	2,771,514
194,790	Rexel SA (Industrials)	6,311,092
33,280	Safran SA (Industrials)	11,098,073
216,495	Societe Generale SA (Financials)	13,359,650
96,339	Teleperformance SE (Industrials)	7,433,462
6,216	Thales SA (Industrials)	1,638,518
290,912	TotalEnergies SE (Energy)	18,217,435
8,987	Unibail-Rodamco-Westfield REIT (Real Estate)*	934,113
138,781	Veolia Environnement SA (Utilities)	4,582,526
86,223	Vinci SA (Industrials)	11,697,104

		344,691,479

Germany – 9.2%
49,655	adidas AG (Consumer Discretionary)	9,668,466
71,274	Allianz SE (Financials)	30,133,576
32,642	BASF SE (Materials)	1,733,092
537,223	Bayer AG (Health Care)	17,644,691
9,183	Bayerische Motoren Werke AG (Consumer Discretionary)	961,580
37,910	Beiersdorf AG (Consumer Staples)	4,359,272
58,273	Brenntag SE (Industrials)	3,606,871
167,018	Commerzbank AG (Financials)	6,377,038
104,817	Continental AG (Consumer Discretionary)	9,201,631
8,296	CTS Eventim AG & Co. KGaA (Communication Services)	777,324
17,639	Daimler Truck Holding AG (Industrials)	829,369
619,763	Deutsche Bank AG (Financials)	21,784,760
31,641	Deutsche Boerse AG (Financials)	9,318,213
311,478	Deutsche Lufthansa AG (Industrials)	2,900,641
334,925	Deutsche Post AG (Industrials)	15,242,129

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
455,768	Deutsche Telekom AG (Communication Services)	$16,655,149
174,755	E.ON SE (Utilities)	3,118,379
273,812	Evonik Industries AG (Materials)	5,284,999
197,823	Fresenius Medical Care AG (Health Care)	10,139,663
201,071	Fresenius SE & Co. KGaA (Health Care)	10,922,770
110,816	GEA Group AG (Industrials)	8,067,977
6,436	Hannover Rueck SE (Financials)	1,874,296
68,402	Heidelberg Materials AG (Materials)	16,173,052
28,159	Henkel AG & Co. KGaA (Consumer Staples)	2,163,833
21,460	Hensoldt AG (Industrials)	2,226,795
41,361	Infineon Technologies AG (Information Technology)	1,692,522
66,218	Knorr-Bremse AG (Industrials)	6,913,735
264,628	Mercedes-Benz Group AG (Consumer Discretionary)	16,525,021
8,012	Merck KGaA (Health Care)	1,015,643
6,529	MTU Aero Engines AG (Industrials)	2,911,679
19,091	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Financials)	12,169,651
62,725	Nemetschek SE (Information Technology)	8,663,522
14,937	Rational AG (Industrials)	11,137,164
6,709	Rheinmetall AG (Industrials)	13,267,460
20,497	RWE AG (Utilities)	821,478
157,286	SAP SE (Information Technology)	42,656,764
42,952	Scout24 SE (Communication Services)(b)	5,565,482
91,221	Siemens AG (Industrials)	25,262,793
134,164	Siemens Energy AG (Industrials)*	14,246,587
16,504	Siemens Healthineers AG (Health Care)(b)	913,932
38,370	Talanx AG (Financials)	5,290,648
224,849	Zalando SE (Consumer Discretionary)*(b)	6,263,827

		386,483,474

Hong Kong – 1.9%
653,246	AIA Group Ltd. (Financials)	6,150,485
179,500	CK Asset Holdings Ltd. (Real Estate)	845,481
262,574	CLP Holdings Ltd. (Utilities)	2,217,910
28,669	Futu Holdings Ltd. ADR (Financials)	5,320,967
98,800	Hang Seng Bank Ltd. (Financials)	1,411,818
2,166,509	HKT Trust & HKT Ltd. (Communication Services)	3,279,284

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – (continued)
3,042,180	Hong Kong & China Gas Co. Ltd. (Utilities)	$2,735,517
227,494	Hong Kong Exchanges & Clearing Ltd. (Financials)	13,160,822
292,384	Hongkong Land Holdings Ltd. (Real Estate)	1,812,781
192,774	Jardine Matheson Holdings Ltd. (Industrials)	11,680,177
167,300	Link REIT (Real Estate)	889,308
480,832	MTR Corp. Ltd. (Industrials)	1,625,831
131,000	Power Assets Holdings Ltd. (Utilities)	852,793
171,566	Prudential PLC (Financials)	2,291,518
784,080	Sino Land Co. Ltd. (Real Estate)	931,339
276,712	Sun Hung Kai Properties Ltd. (Real Estate)	3,251,322
102,500	Swire Pacific Ltd., Class A (Industrials)	877,630
470,821	Techtronic Industries Co. Ltd. (Industrials)	6,063,537
16,845,436	WH Group Ltd. (Consumer Staples)(b)	18,021,247

		83,419,767

Ireland – 0.2%
10,376	AerCap Holdings NV (Industrials)	1,281,436
419,345	AIB Group PLC (Financials)	3,406,456
238,613	Bank of Ireland Group PLC (Financials)	3,530,311

		8,218,203

Israel – 1.0%
9,157	Azrieli Group Ltd. (Real Estate)	876,124
187,767	Bank Hapoalim BM (Financials)	3,666,019
261,551	Bank Leumi Le-Israel BM (Financials)	5,020,578
14,328	Check Point Software Technologies Ltd. (Information Technology)*	2,767,310
5,781	Elbit Systems Ltd. (Industrials)	2,794,785
404,640	ICL Group Ltd. (Materials)	2,625,372
374,708	Israel Discount Bank Ltd., Class A (Financials)	3,707,251
57,786	Mizrahi Tefahot Bank Ltd. (Financials)	3,775,169
18,262	Nice Ltd. (Information Technology)*	2,590,331
52,303	Phoenix Financial Ltd. (Financials)	1,854,700
93,716	Teva Pharmaceutical Industries Ltd. ADR (Health Care)*	1,722,500
78,993	Wix.com Ltd. (Information Technology)*	11,144,333

		42,544,472

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Italy – 3.6%
267,435	Banca Mediolanum SpA (Financials)	$5,409,209
567,559	Banco BPM SpA (Financials)	7,789,250
403,946	BPER Banca SpA (Financials)	4,197,689
66,222	Coca-Cola HBC AG (Consumer Staples)*	3,342,571
950,425	Enel SpA (Utilities)	8,770,741
585,317	Eni SpA (Energy)	10,442,510
6,444	Ferrari NV (Consumer Discretionary)	3,067,620
559,713	FinecoBank Banca Fineco SpA (Financials)	12,283,962
300,874	Generali (Financials)	11,748,502
216,056	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	2,619,980
2,346,772	Intesa Sanpaolo SpA (Financials)	14,764,582
85,341	Leonardo SpA (Industrials)	4,867,724
174,854	Mediobanca Banca di Credito Finanziario SpA (Financials)	4,236,603
48,344	Moncler SpA (Consumer Discretionary)	2,810,662
399,768	Poste Italiane SpA (Financials)(b)	9,363,256
43,449	Prysmian SpA (Industrials)	3,800,042
52,494	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	3,241,186
108,948	Ryanair Holdings PLC (Industrials)	3,219,975
347,694	Snam SpA (Utilities)	2,117,904
5,303,126	Telecom Italia SpA (Communication Services)*	2,542,516
109,083	Terna - Rete Elettrica Nazionale (Utilities)	1,097,552
256,409	UniCredit SpA (Financials)	19,820,387
449,891	Unipol Assicurazioni SpA (Financials)	9,399,772

		150,954,195

Japan – 19.1%
229,964	Advantest Corp. (Information Technology)	18,285,917
169,575	Aeon Co. Ltd. (Consumer Staples)	2,063,889
81,308	AGC, Inc. (Industrials)	2,565,639
717,291	Aisin Corp. (Consumer Discretionary)	11,978,870
57,900	Ajinomoto Co., Inc. (Consumer Staples)	1,580,937
549,636	ANA Holdings, Inc. (Industrials)(a)	11,119,998
437,457	Asahi Group Holdings Ltd. (Consumer Staples)	5,531,340
485,703	Asahi Kasei Corp. (Materials)	4,001,075
480,720	Asics Corp. (Consumer Discretionary)	13,093,133
383,009	Astellas Pharma, Inc. (Health Care)	4,225,946

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
120,786	Bandai Namco Holdings, Inc. (Consumer Discretionary)	$4,191,416
46,523	Bridgestone Corp. (Consumer Discretionary)	2,123,280
163,208	Canon, Inc. (Information Technology)	4,835,381
91,495	Capcom Co. Ltd. (Communication Services)	2,495,743
37,388	Central Japan Railway Co. (Industrials)	998,966
164,498	Chubu Electric Power Co., Inc. (Utilities)	2,279,948
22,491	Chugai Pharmaceutical Co. Ltd. (Health Care)	997,064
338,796	Dai Nippon Printing Co. Ltd. (Industrials)	5,719,093
491,940	Dai-ichi Life Holdings, Inc. (Financials)	4,109,412
168,829	Daiichi Sankyo Co. Ltd. (Health Care)	4,057,875
8,236	Daikin Industries Ltd. (Industrials)	1,043,348
19,423	Daito Trust Construction Co. Ltd. (Real Estate)	2,076,240
85,504	Daiwa House Industry Co. Ltd. (Real Estate)	3,045,125
397,971	Daiwa Securities Group, Inc. (Financials)	3,125,221
102,103	Denso Corp. (Consumer Discretionary)	1,485,040
14,561	Disco Corp. (Information Technology)	4,100,782
144,749	Eisai Co. Ltd. (Health Care)	4,473,836
1,842,763	ENEOS Holdings, Inc. (Energy)	11,042,145
24,022	Fast Retailing Co. Ltd. (Consumer Discretionary)	7,611,125
88,183	FUJIFILM Holdings Corp. (Information Technology)	2,108,704
69,248	Fujikura Ltd. (Industrials)	6,022,796
283,983	Fujitsu Ltd. (Information Technology)	6,916,555
132,823	Hankyu Hanshin Holdings, Inc. (Industrials)	3,946,922
11,094	Hikari Tsushin, Inc. (Industrials)	2,973,260
497,827	Hitachi Ltd. (Industrials)	13,728,599
130,548	Honda Motor Co. Ltd. (Consumer Discretionary)	1,459,968
75,761	Hoya Corp. (Health Care)	9,932,908
219,109	Hulic Co. Ltd. (Real Estate)	2,359,348
1,556,006	Idemitsu Kosan Co. Ltd. (Energy)	10,428,128
37,432	IHI Corp. (Industrials)	3,943,968
479,229	Inpex Corp. (Energy)	8,218,618
141,280	Isuzu Motors Ltd. (Consumer Discretionary)	1,872,988
126,785	ITOCHU Corp. (Industrials)	7,250,902
543,591	Japan Airlines Co. Ltd. (Industrials)(a)	11,614,132

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
159,574	Japan Exchange Group, Inc. (Financials)	$1,682,958
67,400	Japan Post Bank Co. Ltd. (Financials)	855,210
613,342	Japan Post Holdings Co. Ltd. (Financials)	6,322,446
320,099	Japan Post Insurance Co. Ltd. (Financials)	9,038,859
89,819	Japan Tobacco, Inc. (Consumer Staples)	2,867,846
418,936	JFE Holdings, Inc. (Materials)	5,247,222
86,240	Kajima Corp. (Industrials)	2,587,347
57,608	Kao Corp. (Consumer Staples)	2,630,370
34,700	Kawasaki Heavy Industries Ltd. (Industrials)	2,132,930
164,188	Kawasaki Kisen Kaisha Ltd. (Industrials)	2,536,765
155,692	KDDI Corp. (Communication Services)	2,704,529
7,752	Keyence Corp. (Information Technology)	2,997,845
334,756	Kirin Holdings Co. Ltd. (Consumer Staples)	4,868,867
67,869	Komatsu Ltd. (Industrials)	2,328,786
17,928	Konami Group Corp. (Communication Services)	2,735,752
168,103	Kubota Corp. (Industrials)	1,975,561
174,946	Kyocera Corp. (Information Technology)	2,355,650
28,877	Lasertec Corp. (Information Technology)	3,078,968
1,000,604	LY Corp. (Communication Services)	3,194,845
244,159	Marubeni Corp. (Industrials)	5,624,013
419,066	MatsukiyoCocokara & Co. (Consumer Staples)	8,699,562
118,571	MEIJI Holdings Co. Ltd. (Consumer Staples)	2,469,539
1,934,683	Mitsubishi Chemical Group Corp. (Materials)	11,129,121
628,155	Mitsubishi Corp. (Industrials)	14,349,272
110,453	Mitsubishi Electric Corp. (Industrials)	2,672,086
824,664	Mitsubishi HC Capital, Inc. (Financials)	6,798,950
373,686	Mitsubishi Heavy Industries Ltd. (Industrials)	9,551,804
1,345,711	Mitsubishi UFJ Financial Group, Inc. (Financials)	20,704,656
326,130	Mitsui & Co. Ltd. (Industrials)	7,609,885
315,955	Mizuho Financial Group, Inc. (Financials)	10,533,627
514,218	MonotaRO Co. Ltd. (Industrials)	8,921,984
369,686	MS&AD Insurance Group Holdings, Inc. (Financials)	8,716,860
141,488	Murata Manufacturing Co. Ltd. (Information Technology)	2,343,598

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
332,530	NEC Corp. (Information Technology)	$10,275,420
75,984	Nintendo Co. Ltd. (Communication Services)	6,888,112
2,466	Nippon Building Fund, Inc. REIT (Real Estate)	2,388,321
114,500	Nippon Paint Holdings Co. Ltd. (Materials)	837,158
367,835	Nippon Steel Corp. (Materials)	7,803,889
200,624	Nippon Yusen KK (Industrials)	7,287,095
46,562	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	879,073
48,882	Nitto Denko Corp. (Materials)	1,120,632
1,148,370	Nomura Holdings, Inc. (Financials)	8,290,633
36,311	Nomura Research Institute Ltd. (Information Technology)	1,433,397
31,400	NTT Data Group Corp. (Information Technology)	846,030
7,577,212	NTT, Inc. (Communication Services)	8,040,386
87,500	Obayashi Corp. (Industrials)	1,428,188
91,219	Obic Co. Ltd. (Information Technology)	3,250,521
376,381	Olympus Corp. (Health Care)	4,415,571
7,828	Oracle Corp. Japan (Information Technology)	814,389
127,495	ORIX Corp. (Financials)	3,325,768
103,808	Osaka Gas Co. Ltd. (Utilities)	2,967,357
129,191	Otsuka Corp. (Information Technology)	2,667,850
118,639	Otsuka Holdings Co. Ltd. (Health Care)	6,275,161
96,505	Pan Pacific International Holdings Corp. (Consumer Discretionary)	3,507,241
284,191	Panasonic Holdings Corp. (Consumer Discretionary)	2,932,398
628,135	Rakuten Group, Inc. (Consumer Discretionary)*	3,922,608
349,873	Recruit Holdings Co. Ltd. (Industrials)	20,443,116
181,966	Renesas Electronics Corp. (Information Technology)	2,189,913
229,352	Resona Holdings, Inc. (Financials)	2,335,306
203,200	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	4,412,066
117,316	Sanrio Co. Ltd. (Consumer Discretionary)	6,161,237
87,495	SBI Holdings, Inc. (Financials)	4,170,799
15,600	SCREEN Holdings Co. Ltd. (Information Technology)	1,209,113
103,063	SCSK Corp. (Information Technology)	3,305,457
57,544	Secom Co. Ltd. (Industrials)	2,135,193
144,228	Sekisui Chemical Co. Ltd. (Industrials)	2,762,753

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
167,550	Sekisui House Ltd. (Consumer Discretionary)	$3,803,468
566,069	Seven & i Holdings Co. Ltd. (Consumer Staples)(a)	7,377,307
77,190	SG Holdings Co. Ltd. (Industrials)	835,382
125,341	Shimadzu Corp. (Information Technology)	3,092,015
52,855	Shin-Etsu Chemical Co. Ltd. (Materials)	1,640,458
153,590	Shionogi & Co. Ltd. (Health Care)	2,667,492
600,953	Shiseido Co. Ltd. (Consumer Staples)	9,847,730
3,945,484	SoftBank Corp. (Communication Services)	6,132,194
55,334	SoftBank Group Corp. (Communication Services)	6,116,607
307,822	Sompo Holdings, Inc. (Financials)	9,973,160
615,438	Sony Group Corp. (Consumer Discretionary)	17,114,479
641,461	Subaru Corp. (Consumer Discretionary)	12,816,113
408,729	Sumitomo Corp. (Industrials)	11,544,350
350,483	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	10,032,897
374,097	Sumitomo Mitsui Financial Group, Inc. (Financials)	10,313,943
161,423	Sumitomo Mitsui Trust Group, Inc. (Financials)	4,638,472
463,737	Suzuki Motor Corp. (Consumer Discretionary)	6,225,272
127,633	Sysmex Corp. (Health Care)	1,623,827
75,386	T&D Holdings, Inc. (Financials)	1,981,369
16,548	Taisei Corp. (Industrials)	1,128,183
297,560	Takeda Pharmaceutical Co. Ltd. (Health Care)	8,959,733
259,213	TDK Corp. (Information Technology)	3,417,922
64,308	TIS, Inc. (Information Technology)	2,157,105
39,486	Toho Co. Ltd. (Communication Services)	2,516,669
337,787	Tokio Marine Holdings, Inc. (Financials)	14,726,202
60,364	Tokyo Electron Ltd. (Information Technology)	8,495,979
186,104	Tokyo Gas Co. Ltd. (Utilities)	7,138,687
72,052	Tokyo Metro Co. Ltd. (Industrials)(a)	839,646
240,303	Tokyu Corp. (Industrials)	3,045,011
302,285	Toray Industries, Inc. (Materials)	2,045,017
7,600	Toyota Industries Corp. (Industrials)	845,796
740,026	Toyota Motor Corp. (Consumer Discretionary)	14,480,468

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
445,840	Toyota Tsusho Corp. (Industrials)	$12,061,137
187,054	Trend Micro, Inc. (Information Technology)	10,002,118
118,810	West Japan Railway Co. (Industrials)	2,666,296
58,927	Yakult Honsha Co. Ltd. (Consumer Staples)	964,224
149,984	Yokogawa Electric Corp. (Information Technology)	4,440,528
161,076	Zensho Holdings Co. Ltd. (Consumer Discretionary)	10,230,095
1,003,396	ZOZO, Inc. (Consumer Discretionary)	9,386,442

		807,349,237

Luxembourg – 0.2%
53,823	ArcelorMittal (Materials)	1,792,977
169,131	CVC Capital Partners PLC (Financials)(b)	3,414,948
20,269	Eurofins Scientific SE (Health Care)	1,537,847

		6,745,772

Mexico – 0.1%
107,137	Fresnillo PLC (Materials)	2,588,084

Netherlands – 4.3%
322,717	ABN AMRO Bank NV (Financials)(a)(b)	9,311,305
2,805	Adyen NV (Financials)*(b)	4,709,502
506,088	Aegon Ltd. (Financials)	3,981,955
53,074	Akzo Nobel NV (Materials)	3,665,267
3,695	Argenx SE (Health Care)*	2,612,301
56,693	ASML Holding NV (Information Technology)	42,244,276
110,432	ASR Nederland NV (Financials)	7,662,578
36,579	Euronext NV (Financials)(b)	6,041,303
198,828	EXOR NV (Financials)	19,933,186
100,188	Heineken Holding NV (Consumer Staples)	7,100,708
622,065	ING Groep NV (Financials)	14,824,681
245,144	JDE Peet’s NV (Consumer Staples)	8,964,046
489,243	Koninklijke Ahold Delhaize NV (Consumer Staples)	19,613,586
589,451	Koninklijke KPN NV (Communication Services)	2,812,248
204,298	NN Group NV (Financials)	14,065,687
123,433	Randstad NV (Industrials)	5,835,485
60,971	Wolters Kluwer NV (Industrials)	7,679,048

		181,057,162

New Zealand – 0.3%
266,678	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	5,759,133

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

New Zealand – (continued)
48,546	Xero Ltd. (Information Technology)*	$5,197,805

		10,956,938

Norway – 0.7%
248,272	DNB Bank ASA (Financials)	6,540,724
42,080	Equinor ASA (Energy)	1,037,818
237,018	Gjensidige Forsikring ASA (Financials)	6,586,291
75,377	Kongsberg Gruppen ASA (Industrials)	2,251,006
112,893	Mowi ASA (Consumer Staples)	2,321,354
620,528	Norsk Hydro ASA (Materials)	4,025,500
277,583	Orkla ASA (Consumer Staples)	3,102,536
171,359	Telenor ASA (Communication Services)	2,858,414

		28,723,643

Poland – 0.2%
726,186	InPost SA (Industrials)*	10,548,518

Portugal – 0.2%
2,250,647	Banco Comercial Portugues SA, Class R (Financials)	1,907,294
282,313	Jeronimo Martins SGPS SA (Consumer Staples)	6,985,664

		8,892,958

Singapore – 1.8%
579,662	CapitaLand Ascendas REIT REIT (Real Estate)	1,228,902
734,881	CapitaLand Integrated Commercial Trust REIT (Real Estate)	1,305,946
429,520	DBS Group Holdings Ltd. (Financials)	16,912,978
4,861,938	Genting Singapore Ltd. (Consumer Discretionary)	2,728,445
168,098	Grab Holdings Ltd., Class A (Industrials)*	838,809
714,907	Keppel Ltd. (Industrials)	4,875,632
786,925	Oversea-Chinese Banking Corp. Ltd. (Financials)	10,267,439
37,218	Sea Ltd. ADR (Consumer Discretionary)*	6,942,646
433,200	Sembcorp Industries Ltd. (Utilities)	2,049,512
883,868	Singapore Airlines Ltd. (Industrials)	4,533,010
966,814	Singapore Exchange Ltd. (Financials)	12,486,444
505,987	Singapore Technologies Engineering Ltd. (Industrials)	3,028,823
907,668	Singapore Telecommunications Ltd. (Communication Services)	3,049,142
263,637	United Overseas Bank Ltd. (Financials)	7,231,010

		77,478,738

Shares	Description	Value

Common Stocks – (continued)

Spain – 3.6%
8,503	Acciona SA (Utilities)(a)	$1,684,009
185,029	ACS Actividades de Construccion y Servicios SA (Industrials)	13,980,022
192,227	Aena SME SA (Industrials)(b)	5,566,547
62,204	Amadeus IT Group SA (Consumer Discretionary)	5,213,185
1,235,466	Banco Bilbao Vizcaya Argentaria SA (Financials)	22,400,309
2,003,338	Banco de Sabadell SA (Financials)(a)	7,609,230
3,200,752	Banco Santander SA (Financials)	30,571,305
186,634	Bankinter SA (Financials)	2,784,213
739,043	CaixaBank SA (Financials)	7,378,882
171,973	Endesa SA (Utilities)	5,241,711
748,873	Grifols SA (Health Care)(a)	10,580,038
687,950	Iberdrola SA (Utilities)	12,944,332
223,893	Industria de Diseno Textil SA (Consumer Discretionary)	11,059,227
78,550	Redeia Corp. SA (Utilities)	1,527,171
109,713	Repsol SA (Energy)	1,799,153
1,851,928	Telefonica SA (Communication Services)	9,923,656

		150,262,990

Sweden – 2.4%
44,321	AddTech AB, Class B (Industrials)	1,552,585
51,016	Alfa Laval AB (Industrials)	2,320,122
130,481	Assa Abloy AB, Class B (Industrials)	4,605,268
216,325	Atlas Copco AB, Class A (Industrials)	3,450,761
133,183	Atlas Copco AB, Class B (Industrials)	1,891,650
62,608	Boliden AB (Materials)*	2,154,826
602,576	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)(a)	8,838,711
197,980	Hexagon AB, Class B (Information Technology)	2,203,368
69,086	Holmen AB, Class B (Materials)	2,688,691
112,001	Industrivarden AB, Class A (Financials)	4,453,513
118,433	Industrivarden AB, Class C (Financials)	4,709,270
87,684	Indutrade AB (Industrials)	2,180,510
59,495	Investment AB Latour, Class B (Industrials)	1,509,051
188,835	Investor AB, Class B (Financials)	5,812,042
87,389	L E Lundbergforetagen AB, Class B (Financials)	4,420,202
32,565	Lifco AB, Class B (Industrials)	1,155,903
57,956	Saab AB, Class B (Industrials)	3,276,768
64,345	Sandvik AB (Industrials)	1,625,270
52,932	Securitas AB, Class B (Industrials)	809,409

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
275,051	Skandinaviska Enskilda Banken AB, Class A (Financials)	$5,083,448
375,124	Skanska AB, Class B (Industrials)	9,304,738
55,045	SKF AB, Class B (Industrials)	1,411,298
252,385	Svenska Handelsbanken AB, Class A (Financials)	3,243,447
197,804	Swedbank AB, Class A (Financials)	5,562,555
133,293	Tele2 AB, Class B (Communication Services)	2,345,922
1,337,233	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	10,637,346
226,507	Telia Co. AB (Communication Services)	844,671
40,066	Trelleborg AB, Class B (Industrials)	1,549,131
52,079	Volvo AB, Class B (Industrials)	1,600,433

		101,240,909

Switzerland – 4.8%
159,204	ABB Ltd. (Industrials)	10,695,289
241,859	Avolta AG (Consumer Discretionary)*	13,917,373
20,542	Baloise Holding AG (Financials)	5,331,845
22,053	Banque Cantonale Vaudoise (Financials)(a)	2,566,709
1,950	Belimo Holding AG (Industrials)	2,147,550
4,134	BKW AG (Utilities)	861,929
24,215	Cie Financiere Richemont SA (Consumer Discretionary)	4,235,087
11,935	DSM-Firmenich AG (Materials)	1,166,489
8,225	EMS-Chemie Holding AG (Materials)	6,315,046
17,472	Galderma Group AG (Health Care)	3,052,489
18,612	Geberit AG (Industrials)	13,654,157
196	Givaudan SA (Materials)	826,632
26,733	Helvetia Holding AG (Financials)	6,885,241
50,825	Julius Baer Group Ltd. (Financials)	3,670,111
47,711	Kuehne + Nagel International AG (Industrials)	9,720,732
106,953	Logitech International SA (Information Technology)	11,058,703
4,500	Lonza Group AG (Health Care)	3,193,167
8,515	Partners Group Holding AG (Financials)	11,695,404
49,090	Sandoz Group AG (Health Care)	3,081,602
10,746	Schindler Holding AG (Industrials)	3,846,262
11,810	Schindler Holding AG Participation Certificates (Industrials)	4,392,631
113,003	SGS SA (Industrials)	11,534,353

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
15,022	Sika AG (Materials)	$3,487,368
17,010	Sonova Holding AG (Health Care)	4,957,924
44,396	Straumann Holding AG (Health Care)	5,212,731
8,329	Swiss Life Holding AG (Financials)	9,006,015
14,090	Swiss Prime Site AG (Real Estate)	1,960,839
3,497	Swisscom AG (Communication Services)	2,529,586
415,072	UBS Group AG (Financials)	16,820,013
11,732	VAT Group AG (Industrials)(b)	3,837,989
25,862	Zurich Insurance Group AG (Financials)	18,914,652

		200,575,918

United Kingdom – 10.3%
229,255	3i Group PLC (Financials)	12,448,249
281,351	Admiral Group PLC (Financials)	13,783,126
165,069	Associated British Foods PLC (Consumer Staples)	4,817,156
213,581	AstraZeneca PLC (Health Care)	34,021,063
1,266,883	Auto Trader Group PLC (Communication Services)(b)	13,747,751
1,064,261	Aviva PLC (Financials)	9,369,161
146,312	BAE Systems PLC (Industrials)	3,474,135
3,199,548	Barclays PLC (Financials)	15,579,190
381,289	Barratt Redrow PLC (Consumer Discretionary)	1,852,961
192,403	British American Tobacco PLC (Consumer Staples)	10,878,744
1,009,417	BT Group PLC (Communication Services)	2,952,568
93,135	Bunzl PLC (Industrials)	3,148,268
4,984,270	Centrica PLC (Utilities)	10,838,371
1,366,316	CK Hutchison Holdings Ltd. (Industrials)	8,999,702
37,596	Coca-Cola Europacific Partners PLC (Consumer Staples)	3,340,781
146,088	Compass Group PLC (Consumer Discretionary)	4,957,990
97,702	DCC PLC (Industrials)	6,209,294
58,641	Diageo PLC (Consumer Staples)	1,623,360
82,312	Entain PLC (Consumer Discretionary)	976,403
112,294	Halma PLC (Information Technology)	4,988,383
118,291	Hikma Pharmaceuticals PLC (Health Care)	2,852,735
2,880,664	HSBC Holdings PLC (Financials)	36,844,820
138,885	Imperial Brands PLC (Consumer Staples)	5,858,139
291,303	Informa PLC (Communication Services)	3,425,589

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
18,647	InterContinental Hotels Group PLC (Consumer Discretionary)	$2,255,280
768,347	International Consolidated Airlines Group SA (Industrials)	3,967,936
42,313	Intertek Group PLC (Industrials)	2,681,132
2,881,881	J Sainsbury PLC (Consumer Staples)	11,657,336
9,659,805	JD Sports Fashion PLC (Consumer Discretionary)	12,531,456
3,673,536	Kingfisher PLC (Consumer Discretionary)	12,775,100
278,869	Land Securities Group PLC REIT (Real Estate)	2,087,284
1,485,094	Legal & General Group PLC (Financials)	4,965,930
8,797,284	Lloyds Banking Group PLC (Financials)	9,451,406
23,228	London Stock Exchange Group PLC (Financials)	2,877,119
2,252,254	M&G PLC (Financials)	8,066,749
1,155,829	Marks & Spencer Group PLC (Consumer Staples)	5,393,707
258,694	National Grid PLC (Utilities)	3,638,384
1,501,485	NatWest Group PLC (Financials)	10,357,937
55,842	Next PLC (Consumer Discretionary)	9,019,490
231,505	Pearson PLC (Consumer Discretionary)	3,368,585
495,077	Phoenix Group Holdings PLC (Financials)	4,558,375
49,534	Reckitt Benckiser Group PLC (Consumer Staples)	3,700,837
320,701	RELX PLC (Industrials)	14,930,936
749,634	Rolls-Royce Holdings PLC (Industrials)	10,836,886
640,751	Sage Group PLC (The) (Information Technology)	9,405,686
205,556	Segro PLC REIT (Real Estate)	1,741,282
89,649	Smiths Group PLC (Industrials)	2,853,594
15,273	Spirax Group PLC (Industrials)	1,505,293
602,622	Standard Chartered PLC (Financials)	11,284,431
1,104,038	Tesco PLC (Consumer Staples)	6,305,038
194,403	Unilever PLC (Consumer Staples)	12,218,394
12,576,998	Vodafone Group PLC (Communication Services)	15,014,268
56,483	Whitbread PLC (Consumer Discretionary)	2,399,992
751,078	Wise PLC, Class A (Financials)*	10,695,402
1,265,268	WPP PLC (Communication Services)	6,682,203

		436,215,387

United States – 6.2%
35,209	Alcon AG (Health Care)	2,805,087

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
96,778	Amrize Ltd. (Materials)*	$5,055,395
1,961,978	BP PLC (Energy)	11,453,807
16,766	CSL Ltd. (Health Care)	2,336,116
3,169	CyberArk Software Ltd. (Information Technology)*	1,436,381
158,363	Experian PLC (Industrials)	8,198,807
102,409	Ferrovial SE (Industrials)	5,596,723
571,388	GSK PLC (Health Care)	11,212,920
588,015	Haleon PLC (Health Care)	2,883,015
115,095	Holcim AG (Materials)*	9,650,666
64,326	James Hardie Industries PLC CDI (Materials)*	1,312,300
25,105	Monday.com Ltd. (Information Technology)*	4,845,265
332,217	Nestle SA (Consumer Staples)	31,344,521
340,147	Novartis AG (Health Care)	43,062,725
59,734	QIAGEN NV (Health Care)	2,776,472
12,336	Roche Holding AG (Health Care)	4,233,191
120,304	Roche Holding AG (Health Care)	39,190,453
104,661	Sanofi SA (Health Care)	10,350,516
59,640	Schneider Electric SE (Industrials)	14,663,313
715,798	Shell PLC (Energy)	26,343,231
14,383	Spotify Technology SA (Communication Services)*	9,807,480
49,182	Swiss Re AG (Financials)	8,918,681
155,425	Tenaris SA (Energy)	2,822,568

		260,299,633

Zambia – 0.0%
71,970	First Quantum Minerals Ltd. (Materials)*	1,261,749

TOTAL COMMON STOCKS (Cost $2,973,552,686)		4,189,922,362

Shares	Description	Rate	Value

Preferred Stocks – 0.1%

Germany – 0.1%
21,224	Henkel AG & Co. KGaA (Consumer Staples)	2.83%	1,790,166
109,162	Porsche Automobil Holding SE (Consumer Discretionary)	5.25	4,649,705

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Rate	Value

Preferred Stocks – (continued)

Germany – (continued)
13,639	Volkswagen AG (Consumer Discretionary)	6.37%	$1,589,741

TOTAL PREFERRED STOCKS
(Cost $7,995,981)			8,029,612

Units	Description	Expiration Month	Value

Warrant – 0.0%

Canada – 0.0%
8,722	Constellation Software, Inc. (Information Technology)*

(Cost $0)		03/40	—

Right – 0.0%

Italy – 0.0%
2,319,244	Telecom Italia SpA-RSP*

(Cost $0)		09/25	—

Shares	Dividend Rate	Value

Investment Company – 0.2%(c)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
8,060,169	4.114%	8,060,169

(Cost $8,060,169)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $2,989,608,836)		4,206,012,143

Securities Lending Reinvestment Vehicle – 1.6%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
66,146,693	4.154%	66,146,693

(Cost $66,146,693)

TOTAL INVESTMENTS – 101.2% (Cost $3,055,755,529)		$4,272,158,836

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(52,644,065)

NET ASSETS – 100.0%		$4,219,514,771

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	28.8%
Industrials	18.5
Consumer Discretionary	10.1
Health Care	9.0
Consumer Staples	8.3
Information Technology	7.5
Materials	4.8
Communication Services	4.2
Energy	3.7
Utilities	2.4
Real Estate	1.0
Investment Company	0.2
Securities Lending Reinvestment Vehicle	1.5

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE E-Mini Index	132	09/19/25	$17,959,260	$307,672

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.7%

Communication Services – 6.8%
6,420	Capcom Co. Ltd. (Japan)	$175,121
26,040	KDDI Corp. (Japan)	452,341
1,745	Konami Group Corp. (Japan)	266,281
50,300	LY Corp. (Japan)	160,604
10,769	Nintendo Co. Ltd. (Japan)	976,233
431,679	NTT, Inc. (Japan)	458,066
374,420	SoftBank Corp. (Japan)	581,935
8,792	SoftBank Group Corp. (Japan)	971,866
3,400	Toho Co. Ltd. (Japan)	216,701

		4,259,148

Consumer Discretionary – 18.2%
38,608	Aisin Corp. (Japan)	644,760
19,200	Asics Corp. (Japan)	522,941
10,778	Bandai Namco Holdings, Inc. (Japan)	374,009
4,541	Bridgestone Corp. (Japan)	207,248
14,908	Denso Corp. (Japan)	216,830
2,329	Fast Retailing Co. Ltd. (Japan)	737,920
39,836	Honda Motor Co. Ltd. (Japan)	445,501
6,220	Isuzu Motors Ltd. (Japan)	82,460
5,289	Nissan Motor Co. Ltd. (Japan)*(a)	11,974
353	Nitori Holdings Co. Ltd. (Japan)	32,589
1,668	Oriental Land Co. Ltd. (Japan)	39,978
8,330	Pan Pacific International Holdings Corp. (Japan)	302,734
31,765	Panasonic Holdings Corp. (Japan)	327,764
13,000	Rakuten Group, Inc. (Japan)*	81,183
8,000	Ryohin Keikaku Co. Ltd. (Japan)	173,703
4,700	Sanrio Co. Ltd. (Japan)	246,836
7,714	Sekisui House Ltd. (Japan)	175,112
76,463	Sony Group Corp. (Japan)	2,126,330
36,440	Subaru Corp. (Japan)	728,055
20,352	Sumitomo Electric Industries Ltd. (Japan)	582,595
17,544	Suzuki Motor Corp. (Japan)	235,513
120,471	Toyota Motor Corp. (Japan)	2,357,318
14,667	Yamaha Motor Co. Ltd. (Japan)	107,686
4,590	Zensho Holdings Co. Ltd. (Japan)	291,515
28,684	ZOZO, Inc. (Japan)	268,330

		11,320,884

Consumer Staples – 5.1%
27,558	Aeon Co. Ltd. (Japan)(a)	335,407
8,704	Ajinomoto Co., Inc. (Japan)	237,659
20,529	Asahi Group Holdings Ltd. (Japan)	259,575
12,441	Japan Tobacco, Inc. (Japan)	397,231
4,972	Kao Corp. (Japan)	227,021
6,870	Kikkoman Corp. (Japan)	59,471
16,614	Kirin Holdings Co. Ltd. (Japan)	241,643
400	Kobe Bussan Co. Ltd. (Japan)	11,221
14,518	MatsukiyoCocokara & Co. (Japan)	301,385
7,719	MEIJI Holdings Co. Ltd. (Japan)	160,768
5,486	Nissin Foods Holdings Co. Ltd. (Japan)	103,574

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
31,341	Seven & i Holdings Co. Ltd. (Japan)(a)	$408,452
14,165	Shiseido Co. Ltd. (Japan)	232,120
2,864	Suntory Beverage & Food Ltd. (Japan)	88,948
6,742	Yakult Honsha Co. Ltd. (Japan)	110,319

		3,174,794

Energy – 2.9%
121,495	ENEOS Holdings, Inc. (Japan)	728,018
94,192	Idemitsu Kosan Co. Ltd. (Japan)	631,261
26,008	Inpex Corp. (Japan)	446,029

		1,805,308

Financials – 18.7%
4,548	Chiba Bank Ltd. (The) (Japan)	47,222
15,036	Concordia Financial Group Ltd. (Japan)	115,260
60,792	Dai-ichi Life Holdings, Inc. (Japan)	507,825
17,336	Daiwa Securities Group, Inc. (Japan)	136,138
21,252	Japan Exchange Group, Inc. (Japan)	224,136
8,089	Japan Post Bank Co. Ltd. (Japan)	102,638
37,644	Japan Post Holdings Co. Ltd. (Japan)	388,041
20,894	Japan Post Insurance Co. Ltd. (Japan)	589,998
27,389	Mitsubishi HC Capital, Inc. (Japan)	225,809
153,960	Mitsubishi UFJ Financial Group, Inc. (Japan)	2,368,777
35,873	Mizuho Financial Group, Inc. (Japan)	1,195,970
24,550	MS&AD Insurance Group Holdings, Inc. (Japan)	578,867
80,115	Nomura Holdings, Inc. (Japan)	578,389
11,957	ORIX Corp. (Japan)	311,904
18,485	Resona Holdings, Inc. (Japan)	188,218
6,054	SBI Holdings, Inc. (Japan)	288,588
21,118	Sompo Holdings, Inc. (Japan)	684,204
47,721	Sumitomo Mitsui Financial Group, Inc. (Japan)	1,315,679
8,646	Sumitomo Mitsui Trust Group, Inc. (Japan)	248,442
12,331	T&D Holdings, Inc. (Japan)	324,096
28,354	Tokio Marine Holdings, Inc. (Japan)	1,236,124

		11,656,325

Health Care – 5.2%
20,902	Astellas Pharma, Inc. (Japan)	230,623
6,662	Chugai Pharmaceutical Co. Ltd. (Japan)	295,338
18,447	Daiichi Sankyo Co. Ltd. (Japan)	443,381
5,488	Eisai Co. Ltd. (Japan)	169,621
4,338	Hoya Corp. (Japan)	568,748
16,801	Olympus Corp. (Japan)	197,104

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
7,376	Otsuka Holdings Co. Ltd. (Japan)	$390,138
5,303	Shionogi & Co. Ltd. (Japan)	92,100
8,669	Sysmex Corp. (Japan)	110,292
20,104	Takeda Pharmaceutical Co. Ltd. (Japan)	605,345
7,278	Terumo Corp. (Japan)	132,028

		3,234,718

Industrials – 23.6%
2,600	AGC, Inc. (Japan)	82,042
18,045	ANA Holdings, Inc. (Japan)(a)	365,078
4,029	Central Japan Railway Co. (Japan)	107,650
5,672	Dai Nippon Printing Co. Ltd. (Japan)	95,747
1,996	Daifuku Co. Ltd. (Japan)	63,853
1,844	Daikin Industries Ltd. (Japan)	233,600
4,872	East Japan Railway Co. (Japan)	119,921
6,287	FANUC Corp. (Japan)	178,901
1,328	Fuji Electric Co. Ltd. (Japan)	85,428
4,800	Fujikura Ltd. (Japan)	417,477
6,838	Hankyu Hanshin Holdings, Inc. (Japan)	203,196
738	Hikari Tsushin, Inc. (Japan)	197,788
64,169	Hitachi Ltd. (Japan)	1,769,591
2,300	IHI Corp. (Japan)	242,336
15,372	ITOCHU Corp. (Japan)	879,133
19,146	Japan Airlines Co. Ltd. (Japan)(a)	409,065
7,463	Kajima Corp. (Japan)	223,903
2,100	Kawasaki Heavy Industries Ltd. (Japan)	129,082
1,061	Kawasaki Kisen Kaisha Ltd. (Japan)	16,393
10,775	Komatsu Ltd. (Japan)	369,722
6,597	Kubota Corp. (Japan)	77,528
2,365	Makita Corp. (Japan)	80,973
17,963	Marubeni Corp. (Japan)	413,764
5,604	MINEBEA MITSUMI, Inc. (Japan)	97,233
48,849	Mitsubishi Corp. (Japan)	1,115,883
22,001	Mitsubishi Electric Corp. (Japan)	532,250
45,920	Mitsubishi Heavy Industries Ltd. (Japan)	1,173,763
30,650	Mitsui & Co. Ltd. (Japan)	715,184
16,278	MonotaRO Co. Ltd. (Japan)	282,433
1,456	NIDEC Corp. (Japan)	31,842
8,768	Nippon Yusen KK (Japan)	318,473
4,323	Obayashi Corp. (Japan)	70,561
21,359	Recruit Holdings Co. Ltd. (Japan)	1,248,009
4,234	Secom Co. Ltd. (Japan)	157,104
9,159	Sekisui Chemical Co. Ltd. (Japan)	175,445
3,600	SG Holdings Co. Ltd. (Japan)	38,961
267	SMC Corp. (Japan)	82,923
23,105	Sumitomo Corp. (Japan)	652,589
943	Taisei Corp. (Japan)	64,290
4,500	Tokyo Metro Co. Ltd. (Japan)(a)	52,440
14,380	Tokyu Corp. (Japan)(a)	182,217

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
778	Toyota Industries Corp. (Japan)	$86,583
23,686	Toyota Tsusho Corp. (Japan)	640,768
8,148	West Japan Railway Co. (Japan)	182,855

		14,663,977

Information Technology – 12.4%
12,473	Advantest Corp. (Japan)	991,808
13,029	Canon, Inc. (Japan)(a)	386,012
1,271	Disco Corp. (Japan)	357,949
7,856	FUJIFILM Holdings Corp. (Japan)	187,859
22,790	Fujitsu Ltd. (Japan)	555,062
2,015	Keyence Corp. (Japan)	779,239
5,168	Kyocera Corp. (Japan)	69,587
1,748	Lasertec Corp. (Japan)	186,378
18,486	Murata Manufacturing Co. Ltd. (Japan)	306,201
25,742	NEC Corp. (Japan)	795,447
3,293	Nomura Research Institute Ltd. (Japan)	129,993
4,514	NTT Data Group Corp. (Japan)	121,624
3,635	Obic Co. Ltd. (Japan)	129,531
801	Oracle Corp. Japan (Japan)	83,332
3,868	Otsuka Corp. (Japan)	79,876
18,283	Renesas Electronics Corp. (Japan)	220,031
1,787	SCREEN Holdings Co. Ltd. (Japan)	138,505
6,847	SCSK Corp. (Japan)	219,598
6,830	Shimadzu Corp. (Japan)	168,488
28,060	TDK Corp. (Japan)	369,993
3,797	TIS, Inc. (Japan)	127,364
6,002	Tokyo Electron Ltd. (Japan)	844,756
4,059	Trend Micro, Inc. (Japan)	217,042
7,496	Yokogawa Electric Corp. (Japan)	221,932

		7,687,607

Materials – 4.2%
22,406	Asahi Kasei Corp. (Japan)	184,574
20,361	JFE Holdings, Inc. (Japan)	255,024
119,108	Mitsubishi Chemical Group Corp. (Japan)	685,160
5,300	Nippon Paint Holdings Co. Ltd. (Japan)	38,750
668	Nippon Sanso Holdings Corp. (Japan)	24,504
23,136	Nippon Steel Corp. (Japan)	490,847
8,875	Nitto Denko Corp. (Japan)	203,462
17,152	Shin-Etsu Chemical Co. Ltd. (Japan)	532,346
1,600	Sumitomo Metal Mining Co. Ltd. (Japan)	43,971
21,421	Toray Industries, Inc. (Japan)	144,917

		2,603,555

Real Estate – 1.3%
1,199	Daito Trust Construction Co. Ltd. (Japan)	128,168

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
5,923	Daiwa House Industry Co. Ltd. (Japan)	$210,941
10,139	Hulic Co. Ltd. (Japan)	109,176
2,597	Mitsubishi Estate Co. Ltd. (Japan)	55,858
8,672	Mitsui Fudosan Co. Ltd. (Japan)	92,730
181	Nippon Building Fund, Inc. REIT (Japan)	175,298
398	Sumitomo Realty & Development Co. Ltd. (Japan)	16,524

		788,695

Utilities – 1.3%
7,393	Chubu Electric Power Co., Inc. (Japan)	102,467
15,228	Kansai Electric Power Co., Inc. (The) (Japan)	213,342
5,457	Osaka Gas Co. Ltd. (Japan)	155,989
8,903	Tokyo Gas Co. Ltd. (Japan)	341,507

		813,305

TOTAL COMMON STOCKS (Cost $49,426,686)		62,008,316

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
31,345	4.114%	31,345
(Cost $31,345)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $49,458,031)		62,039,661

Securities Lending Reinvestment Vehicle – 1.7%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,028,582	4.154%	1,028,582
(Cost $1,028,582)

TOTAL INVESTMENTS – 101.5% (Cost $50,486,613)		$63,068,243

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(956,699)

NET ASSETS – 100.0%		$62,111,544

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued) August 31, 2025

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Topix Index Future	3	09/11/25	$62,779	$5,572

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.8%

Communication Services – 10.2%
1,420,025	Alphabet, Inc., Class A	$302,337,523
437,716	Alphabet, Inc., Class C	93,465,497
2,053,419	AT&T, Inc.	60,144,643
77,645	Charter Communications, Inc., Class A*	20,620,959
1,056,490	Comcast Corp., Class A	35,888,965
150,525	Electronic Arts, Inc.	25,882,774
385,872	Fox Corp., Class A(a)	23,036,558
416,787	Fox Corp., Class B	22,735,731
135,588	Live Nation Entertainment, Inc.*	22,574,046
577,439	Meta Platforms, Inc., Class A	426,554,189
77,128	Netflix, Inc.*	93,189,906
896,924	News Corp., Class A	26,378,535
522,280	News Corp., Class B(a)	17,689,623
366,070	Omnicom Group, Inc.	28,674,263
1,088,957	Pinterest, Inc., Class A*	39,888,495
108,922	Reddit, Inc., Class A*	24,516,164
143,243	ROBLOX Corp., Class A*	17,846,645
66,004	Take-Two Interactive Software, Inc.*	15,396,753
56,791	TKO Group Holdings, Inc.	10,765,302
115,745	T-Mobile US, Inc.	29,166,583
34,044	Trade Desk, Inc. (The), Class A*	1,860,845
974,098	Verizon Communications, Inc.	43,084,355
318,306	Walt Disney Co. (The)	37,681,064
3,072,445	Warner Bros Discovery, Inc.*	35,763,260

		1,455,142,678

Consumer Discretionary – 11.3%
2,276,894	Amazon.com, Inc.*	521,408,726
8,293	AutoZone, Inc.*	34,818,409
13,779	Booking Holdings, Inc.	77,149,310
31,208	Burlington Stores, Inc.*	9,071,542
1,125,136	Carnival Corp.*	35,880,587
41,229	Carvana Co.*	15,333,890
149,612	D.R. Horton, Inc.	25,356,242
24,441	Darden Restaurants, Inc.	5,057,821
247,772	Deckers Outdoor Corp.*	29,640,964
13,136	Dick’s Sporting Goods, Inc.	2,795,341
77,064	Domino’s Pizza, Inc.	35,318,431
70,565	DoorDash, Inc., Class A*	17,306,066
22,860	Duolingo, Inc.*	6,809,080
158,707	eBay, Inc.	14,380,441
122,093	Expedia Group, Inc.	26,225,576
19,666	Flutter Entertainment PLC (United Kingdom)*	6,040,805
2,614,827	Ford Motor Co.	30,776,514
63,247	General Motors Co.	3,705,642
80,553	Hilton Worldwide Holdings, Inc.	22,237,461
237,536	Home Depot, Inc. (The)	96,622,519
74,180	Lennar Corp., Class A	9,876,325
204,496	Lowe’s Cos., Inc.	52,772,238
44,754	Marriott International, Inc., Class A	11,987,806
81,124	McDonald’s Corp.	25,435,619
269,476	NIKE, Inc., Class B	20,849,358
1,489	NVR, Inc.*	12,087,181
438,654	O’Reilly Automotive, Inc.*	45,479,647
186,115	PulteGroup, Inc.	24,570,902

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
39,177	Ralph Lauren Corp.	11,632,827
67,674	Ross Stores, Inc.	9,958,906
68,794	Royal Caribbean Cruises Ltd.	24,987,357
125,171	Tapestry, Inc.	12,744,911
408,890	Tesla, Inc.*	136,516,104
423,936	TJX Cos., Inc. (The)	57,913,897
205,600	Tractor Supply Co.	12,697,856
88,617	Ulta Beauty, Inc.*	43,664,254
47,341	Viking Holdings Ltd.*	3,011,834
172,432	Williams-Sonoma, Inc.	32,449,978
236,627	Yum! Brands, Inc.	34,777,070

		1,599,349,437

Consumer Staples – 6.4%
470,489	Altria Group, Inc.	31,621,566
147,138	Archer-Daniels-Midland Co.	9,216,724
9,137	Casey’s General Stores, Inc.	4,518,429
135,164	Church & Dwight Co., Inc.	12,591,878
219,785	Clorox Co. (The)	25,978,587
647,503	Coca-Cola Co. (The)	44,671,232
513,465	Colgate-Palmolive Co.	43,167,003
34,193	Constellation Brands, Inc., Class A	5,537,214
109,714	Costco Wholesale Corp.	103,495,410
253,367	Dollar General Corp.	27,556,195
216,031	Dollar Tree, Inc.*	23,584,104
261,185	Estee Lauder Cos., Inc. (The), Class A	23,958,500
261,414	General Mills, Inc.	12,895,553
248,672	Hormel Foods Corp.	6,326,216
139,376	Kellanova	11,080,392
380,767	Keurig Dr Pepper, Inc.	11,076,512
156,677	Kimberly-Clark Corp.	20,233,268
715,811	Kraft Heinz Co. (The)	20,021,234
663,359	Kroger Co. (The)	45,002,275
122,090	McCormick & Co., Inc.	8,591,473
60,099	Mondelez International, Inc., Class A	3,692,483
343,572	Monster Beverage Corp.*	21,442,328
238,655	PepsiCo, Inc.	35,476,066
274,094	Philip Morris International, Inc.	45,809,330
400,240	Procter & Gamble Co. (The)	62,853,690
169,483	Sprouts Farmers Market, Inc.*	23,819,141
460,456	Sysco Corp.	37,052,894
259,210	Target Corp.	24,878,976
361,883	Tyson Foods, Inc., Class A	20,547,717
174,612	US Foods Holding Corp.*	13,549,891
1,313,076	Walmart, Inc.	127,342,110

		907,588,391

Energy – 2.4%
125,079	Baker Hughes Co.	5,678,587
40,791	Cheniere Energy, Inc.	9,864,080
162,861	Chevron Corp.	26,155,477
128,140	ConocoPhillips	12,682,016
233,452	Coterra Energy, Inc.	5,705,567
92,393	EOG Resources, Inc.	11,532,494
192,275	EQT Corp.	9,967,536
90,562	Expand Energy Corp.	8,764,590
713,779	Exxon Mobil Corp.	81,577,802

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
769,694	Halliburton Co.	17,495,145
871,771	Kinder Morgan, Inc.	23,520,382
112,369	Marathon Petroleum Corp.	20,193,833
356,096	Occidental Petroleum Corp.	16,953,730
104,472	ONEOK, Inc.	7,979,571
27,313	Phillips 66	3,648,470
266,487	Schlumberger NV	9,817,381
83,421	Targa Resources Corp.	13,994,707
6,381	Texas Pacific Land Corp.	5,956,536
139,043	Valero Energy Corp.	21,135,926
421,667	Williams Cos., Inc. (The)	24,406,086

		337,029,916

Financials – 14.6%
49,743	Affirm Holdings, Inc.*	4,400,266
92,707	Aflac, Inc.	9,906,670
66,758	Allstate Corp. (The)	13,581,915
140,311	American Express Co.	46,482,228
147,420	American International Group, Inc.	11,988,194
85,296	Ameriprise Financial, Inc.	43,911,234
50,153	Aon PLC, Class A	18,406,151
157,111	Apollo Global Management, Inc.	21,403,232
132,943	Arch Capital Group Ltd.	12,168,273
34,547	Ares Management Corp., Class A	6,190,822
42,630	Arthur J Gallagher & Co.	12,906,232
1,190,548	Bank of America Corp.	60,408,406
559,218	Bank of New York Mellon Corp. (The)	59,053,421
322,663	Berkshire Hathaway, Inc., Class B*	162,293,036
23,551	Blackrock, Inc.	26,545,274
92,963	Blackstone, Inc.	15,933,858
169,793	Block, Inc.*	13,522,315
166,831	Brown & Brown, Inc.	16,174,265
284,997	Capital One Financial Corp.	64,757,018
40,470	Cboe Global Markets, Inc.	9,548,896
129,380	Charles Schwab Corp. (The)	12,399,779
78,208	Chubb Ltd.	21,512,675
90,638	Cincinnati Financial Corp.	13,921,997
493,873	Citigroup, Inc.	47,693,316
222,255	Citizens Financial Group, Inc.	11,619,491
92,080	CME Group, Inc.	24,540,241
10,263	Coinbase Global, Inc., Class A*	3,125,494
355,654	Corebridge Financial, Inc.	12,366,090
18,639	Corpay, Inc.*	6,070,163
46,598	FactSet Research Systems, Inc.	17,395,965
188,014	Fidelity National Financial, Inc.	11,256,398
228,958	Fifth Third Bancorp	10,479,408
4,160	First Citizens BancShares, Inc., Class A	8,253,066
128,208	Fiserv, Inc.*	17,715,781
242,367	Global Payments, Inc.	21,527,037
201,974	Hartford Insurance Group, Inc. (The)	26,723,180
629,805	Huntington Bancshares, Inc.	11,216,827
215,034	Interactive Brokers Group, Inc., Class A	13,383,716
180,228	Intercontinental Exchange, Inc.	31,828,265

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
620,089	JPMorgan Chase & Co.	186,907,226
52,701	KKR & Co., Inc.	7,351,262
335,044	Loews Corp.	32,432,259
44,288	LPL Financial Holdings, Inc.	16,142,090
50,382	M&T Bank Corp.	10,160,034
10,558	Markel Group, Inc.*	20,683,755
151,323	Marsh & McLennan Cos., Inc.	31,143,787
220,675	Mastercard, Inc., Class A	131,365,621
185,033	MetLife, Inc.	15,054,285
82,581	Moody’s Corp.	42,096,491
289,439	Morgan Stanley	43,554,781
5,793	MSCI, Inc.	3,288,802
224,870	Nasdaq, Inc.	21,304,184
286,949	Northern Trust Corp.	37,670,665
205,503	PayPal Holdings, Inc.*	14,424,256
66,215	PNC Financial Services Group, Inc. (The)	13,735,640
187,978	Principal Financial Group, Inc.	15,134,109
106,200	Progressive Corp. (The)	26,237,772
126,224	Prudential Financial, Inc.	13,841,724
117,477	Raymond James Financial, Inc.	19,905,303
386,360	Regions Financial Corp.	10,582,400
179,319	Robinhood Markets, Inc., Class A*	18,654,556
37,670	S&P Global, Inc.	20,659,735
292,450	SoFi Technologies, Inc.*	7,469,173
393,058	State Street Corp.	45,189,878
622,949	Synchrony Financial	47,555,927
234,901	T. Rowe Price Group, Inc.	25,280,046
123,368	Toast, Inc., Class A*	5,563,897
58,361	Tradeweb Markets, Inc., Class A	7,199,413
60,325	Travelers Cos., Inc. (The)	16,378,841
131,914	Truist Financial Corp.	6,176,213
310,139	US Bancorp	15,144,087
383,152	Visa, Inc., Class A	134,785,211
135,644	W R Berkley Corp.	9,724,318
558,247	Wells Fargo & Co.	45,876,738
54,899	Willis Towers Watson PLC	17,940,444

		2,089,225,518

Health Care – 8.5%
231,464	Abbott Laboratories	30,706,014
301,131	AbbVie, Inc.	63,357,962
82,597	Agilent Technologies, Inc.	10,379,139
73,577	Align Technology, Inc.*	10,444,991
45,163	Alnylam Pharmaceuticals, Inc.*	20,165,731
36,562	Amgen, Inc.	10,519,253
39,157	Becton Dickinson & Co.	7,556,518
216,399	Biogen, Inc.*	28,612,276
380,695	Boston Scientific Corp.*	40,163,323
564,649	Bristol-Myers Squibb Co.	26,640,140
146,513	Cardinal Health, Inc.	21,798,204
95,186	Cencora, Inc.	27,757,189
84,099	Cigna Group (The)	25,302,866
360,064	CVS Health Corp.	26,338,682
58,188	Danaher Corp.	11,976,254
35,590	Dexcom, Inc.*	2,681,351
58,228	Edwards Lifesciences Corp.*	4,736,266
53,742	Elevance Health, Inc.	17,124,888

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
177,348	Eli Lilly & Co.	129,921,598
293,985	Gilead Sciences, Inc.	33,211,485
18,538	HCA Healthcare, Inc.	7,488,610
271,893	Hologic, Inc.*	18,249,458
66,348	Humana, Inc.	20,147,234
94,122	IDEXX Laboratories, Inc.*	60,905,405
58,084	Insulet Corp.*	19,741,590
44,015	Intuitive Surgical, Inc.*	20,832,079
98,541	IQVIA Holdings, Inc.*	18,802,608
504,380	Johnson & Johnson	89,361,005
59,818	Labcorp Holdings, Inc.	16,628,806
25,527	McKesson Corp.	17,527,859
178,098	Medtronic PLC	16,529,275
464,793	Merck & Co., Inc.	39,098,387
33,534	Mettler-Toledo International, Inc.*	43,629,075
185,520	Natera, Inc.*	31,213,740
260,877	Pfizer, Inc.	6,459,315
144,015	Quest Diagnostics, Inc.	26,158,885
24,449	Regeneron Pharmaceuticals, Inc.	14,197,534
12,270	ResMed, Inc.	3,368,238
308,426	Royalty Pharma PLC, Class A	11,097,168
86,721	STERIS PLC	21,251,848
58,184	Stryker Corp.	22,773,799
181,456	Summit Therapeutics, Inc.*(a)	4,300,507
45,096	Thermo Fisher Scientific, Inc.	22,219,701
161,380	UnitedHealth Group, Inc.	50,006,821
9,796	Veeva Systems, Inc., Class A*	2,637,083
36,747	Vertex Pharmaceuticals, Inc.*	14,368,812
12,907	Waters Corp.*	3,895,333
171,889	Zimmer Biomet Holdings, Inc.	18,237,423
103,943	Zoetis, Inc.	16,256,685

		1,206,778,413

Industrials – 8.5%
66,617	3M Co.	10,360,942
62,754	AMETEK, Inc.	11,596,939
81,088	Automatic Data Processing, Inc.	24,654,806
17,646	Axon Enterprise, Inc.*	13,186,679
21,778	Boeing Co. (The)*	5,110,861
80,798	Broadridge Financial Solutions, Inc.	20,653,585
322,997	Builders FirstSource, Inc.*	44,793,224
28,614	Carlisle Cos., Inc.	11,041,856
65,807	Caterpillar, Inc.	27,575,765
188,352	Cintas Corp.	39,559,571
7,912	Comfort Systems USA, Inc.	5,565,143
82,804	CSX Corp.	2,691,958
18,872	Cummins, Inc.	7,519,360
13,683	Curtiss-Wright Corp.	6,542,526
21,935	Deere & Co.	10,498,968
449,898	Delta Air Lines, Inc.	27,794,698
69,385	Dover Corp.	12,410,201
26,706	Eaton Corp. PLC	9,324,133
48,722	EMCOR Group, Inc.	30,207,640
45,028	Emerson Electric Co.	5,943,696
82,871	Expeditors International of Washington, Inc.	9,989,270
1,055,613	Fastenal Co.	52,421,742

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
70,554	FedEx Corp.	16,302,913
107,352	Ferguson Enterprises, Inc.	24,814,415
481,083	Fortive Corp.	23,024,632
45,957	GE Vernova, Inc.	28,170,262
46,545	General Dynamics Corp.	15,107,111
163,364	General Electric Co.	44,957,773
8,851	HEICO Corp.	2,761,689
11,052	HEICO Corp., Class A	2,707,851
62,545	Honeywell International, Inc.	13,728,627
106,818	Howmet Aerospace, Inc.	18,597,014
15,019	Hubbell, Inc.	6,473,039
102,754	Illinois Tool Works, Inc.	27,193,846
143,529	Ingersoll Rand, Inc.	11,400,508
39,638	J.B. Hunt Transport Services, Inc.	5,747,114
134,641	Jacobs Solutions, Inc.	19,688,553
163,271	Johnson Controls International PLC	17,452,037
64,758	L3Harris Technologies, Inc.	17,978,116
128,521	Leidos Holdings, Inc.	23,252,019
40,928	Lennox International, Inc.	22,832,094
7,607	Northrop Grumman Corp.	4,488,434
156,295	Otis Worldwide Corp.	13,500,762
28,714	PACCAR, Inc.	2,870,826
16,338	Parker-Hannifin Corp.	12,406,260
61,209	Paychex, Inc.	8,535,901
124,701	Pentair PLC	13,409,099
38,651	Quanta Services, Inc.	14,608,532
114,710	Republic Services, Inc.	26,838,699
156,283	Rocket Lab Corp.*	7,595,354
641,433	Rollins, Inc.	36,266,622
178,126	RTX Corp.	28,250,784
49,586	Snap-on, Inc.	16,127,351
89,871	Southwest Airlines Co.	2,956,756
407,509	SS&C Technologies Holdings, Inc.	36,129,748
56,562	Symbotic, Inc.*(a)	2,682,736
41,754	Trane Technologies PLC	17,352,962
6,401	TransDigm Group, Inc.	8,954,231
212,757	Uber Technologies, Inc.*	19,945,969
327,720	United Airlines Holdings, Inc.*	34,410,600
249,556	Veralto Corp.	26,500,352
56,277	Verisk Analytics, Inc.	15,088,989
65,140	Vertiv Holdings Co., Class A	8,308,607
51,518	W.W. Grainger, Inc.	52,213,493
64,328	Waste Management, Inc.	14,563,216
13,462	Watsco, Inc.	5,416,840
153,059	Westinghouse Air Brake Technologies Corp.	29,616,916
79,116	Xylem, Inc.	11,199,661

		1,201,872,876

Information Technology – 33.3%
133,600	Accenture PLC, Class A (Ireland)	34,731,992
149,174	Adobe, Inc.*	53,210,366
133,898	Advanced Micro Devices, Inc.*	21,775,832
295,398	Amphenol Corp., Class A	32,157,026
22,289	Analog Devices, Inc.	5,601,449
3,658,410	Apple, Inc.	849,263,297
199,733	Applied Materials, Inc.	32,109,077

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
141,445	AppLovin Corp., Class A*	67,694,163
161,657	Arista Networks, Inc.*	22,074,263
20,333	Astera Labs, Inc.*	3,704,673
170,159	Atlassian Corp., Class A*	30,250,867
109,320	Autodesk, Inc.*	34,403,004
90,466	Bentley Systems, Inc., Class B	5,034,433
958,966	Broadcom, Inc.	285,186,899
57,148	Cadence Design Systems, Inc.*	20,026,374
65,586	CDW Corp.	10,805,949
802,325	Cisco Systems, Inc.	55,432,634
57,537	Cloudflare, Inc., Class A*	12,008,547
422,750	Cognizant Technology Solutions Corp., Class A	30,543,687
260,528	Corning, Inc.	17,463,192
33,333	Crowdstrike Holdings, Inc., Class A*	14,123,192
302,338	Docusign, Inc.*	23,177,231
42,240	F5, Inc.*	13,227,034
30,169	Fair Isaac Corp.*	45,906,357
263,430	Fortinet, Inc.*	20,750,381
79,080	Gartner, Inc.*	19,864,105
672,282	Gen Digital, Inc.	20,302,916
136,420	GoDaddy, Inc., Class A*	20,232,450
37,907	Guidewire Software, Inc.*	8,226,577
1,086,779	Hewlett Packard Enterprise Co.	24,528,602
424,593	HP, Inc.	12,117,884
52,506	HubSpot, Inc.*	25,369,324
275,937	Intel Corp.*	6,719,066
212,592	International Business Machines Corp.	51,764,026
40,863	Intuit, Inc.	27,255,621
122,191	Jabil, Inc.	25,028,383
57,782	Keysight Technologies, Inc.*	9,443,312
27,084	KLA Corp.	23,617,248
319,184	Lam Research Corp.	31,966,278
95,842	Micron Technology, Inc.	11,406,156
1,784,108	Microsoft Corp.	903,989,683
66,991	Motorola Solutions, Inc.	31,650,568
160,978	NetApp, Inc.	18,156,709
506,657	Nutanix, Inc., Class A*	34,052,417
6,029,022	NVIDIA Corp.	1,050,135,052
83,606	Okta, Inc.*	7,756,129
434,441	ON Semiconductor Corp.*	21,543,929
199,773	Oracle Corp.	45,174,668
311,358	Palantir Technologies, Inc., Class A*	48,792,912
70,705	Palo Alto Networks, Inc.*	13,470,717
102,179	PTC, Inc.*	21,815,216
507,241	Pure Storage, Inc., Class A*	39,366,974
282,186	QUALCOMM, Inc.	45,355,756
61,366	Roper Technologies, Inc.	32,297,539
185,793	Salesforce, Inc.	47,609,456
44,429	Seagate Technology Holdings PLC	7,437,415
34,802	ServiceNow, Inc.*	31,929,443
21,380	Snowflake, Inc.*	5,102,551
51,948	Strategy, Inc., Class A*	17,371,931
22,582	Synopsys, Inc.*	13,628,689

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
106,717	TE Connectivity PLC (Switzerland)	22,037,060
43,719	Teledyne Technologies, Inc.*	23,528,254
79,518	Texas Instruments, Inc.	16,100,805
139,851	Trimble, Inc.*	11,302,758
57,802	Twilio, Inc., Class A*	6,104,469
13,831	Tyler Technologies, Inc.*	7,785,193
18,221	Ubiquiti, Inc.	9,623,057
256,583	VeriSign, Inc.	70,142,095
280,632	Western Digital Corp.	22,545,975
32,726	Workday, Inc., Class A*	7,553,815
272,193	Zoom Communications, Inc., Class A*	22,161,954
32,109	Zscaler, Inc.*	8,895,798

		4,722,922,854

Materials – 1.2%
102,585	Ball Corp.	5,400,074
169,954	Corteva, Inc.	12,608,887
80,228	CRH PLC	9,061,753
54,353	Ecolab, Inc.	15,057,955
91,203	International Paper Co.	4,530,965
56,775	Linde PLC	27,154,915
13,643	Martin Marietta Materials, Inc.	8,409,545
266,861	Newmont Corp.	19,854,458
74,212	Packaging Corp. of America	16,175,248
49,084	PPG Industries, Inc.	5,459,613
69,835	Reliance, Inc.	20,647,416
53,365	Sherwin-Williams Co. (The)	19,522,518
19,091	Vulcan Materials Co.	5,558,536

		169,441,883

Real Estate – 1.1%
60,051	AvalonBay Communities, Inc. REIT	11,760,988
129,046	Camden Property Trust REIT	14,450,571
86,332	CBRE Group, Inc., Class A*	13,996,144
123,457	Equity Residential REIT	8,162,977
26,353	Essex Property Trust, Inc. REIT	7,120,844
387,301	Invitation Homes, Inc. REIT	12,118,648
566,102	Kimco Realty Corp. REIT	12,731,634
81,321	Mid-America Apartment Communities, Inc. REIT	11,858,228
202,360	Realty Income Corp. REIT	11,890,674
24,658	Simon Property Group, Inc. REIT	4,454,714
87,666	Sun Communities, Inc. REIT	11,122,185
107,352	Ventas, Inc. REIT	7,308,524
500,224	VICI Properties, Inc. REIT	16,897,567
96,421	Welltower, Inc. REIT	16,225,726
35,937	Zillow Group, Inc., Class C*(a)	3,029,849

		163,129,273

Utilities – 2.3%
212,387	Alliant Energy Corp.	13,820,022
135,007	Ameren Corp.	13,470,999
66,340	American Electric Power Co.,
	Inc.	7,365,067
123,690	Atmos Energy Corp.	20,548,620
344,241	CenterPoint Energy, Inc.	12,981,328

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
160,926	CMS Energy Corp.	11,517,474
56,297	Consolidated Edison, Inc.	5,530,054
24,654	Constellation Energy Corp.	7,592,939
90,092	DTE Energy Co.	12,311,072
124,253	Duke Energy Corp.	15,219,750
117,882	Entergy Corp.	10,384,225
245,224	Evergy, Inc.	17,474,662
240,876	Exelon Corp.	10,521,464
186,010	FirstEnergy Corp.	8,113,756
69,397	NextEra Energy, Inc.	5,000,054
489,709	NiSource, Inc.	20,699,999
257,559	NRG Energy, Inc.	37,490,288
288,470	PG&E Corp.	4,407,822
452,996	PPL Corp.	16,520,764
83,212	Public Service Enterprise Group, Inc.	6,850,844
122,785	Southern Co. (The)	11,333,056
181,846	Vistra Corp.	34,388,897
130,883	WEC Energy Group, Inc.	13,940,348
114,119	Xcel Energy, Inc.	8,261,074

		325,744,578

TOTAL COMMON STOCKS

(Cost $8,582,012,368)		14,178,225,817

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
8,520,556	4.114%	8,520,556

(Cost $8,520,556)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE

(Cost $8,590,532,924)		14,186,746,373

Securities Lending Reinvestment Vehicle – 0.2%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
28,030,086	4.154%	28,030,086
(Cost $28,030,086)

TOTAL INVESTMENTS – 100.1% (Cost $8,618,563,010)		$14,214,776,459

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(17,413,640)

NET ASSETS – 100.0%		$14,197,362,819

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 98.8%

Communication Services – 3.2%
25,680	Advantage Solutions, Inc.*	$46,738
28,713	AMC Networks, Inc., Class A*	202,714
21,430	Angi, Inc.*	379,740
2,318	Atlanta Braves Holdings, Inc., Class A*	110,117
5,589	Atlanta Braves Holdings, Inc., Class C*	251,393
19,456	Bandwidth, Inc., Class A*	291,840
11,977	Boston Omaha Corp., Class A*(a)	159,773
22,361	Bumble, Inc., Class A*	137,967
1,573	Cable One, Inc.	254,008
39,602	Cargurus, Inc.*	1,370,229
41,824	Cars.com, Inc.*	545,803
23,036	Cinemark Holdings, Inc.	594,329
4,464	Cogent Communications Holdings, Inc.	170,659
36,571	CuriosityStream, Inc.	167,495
17,877	EchoStar Corp., Class A*	1,104,620
29,313	EverQuote, Inc., Class A*	681,527
69,762	EW Scripps Co. (The), Class A*	208,588
46,759	fuboTV, Inc.*	165,059
9,695	Gambling.com Group Ltd. (Malta)*	84,637
159,617	Gannett Co., Inc.*	656,026
54,094	Getty Images Holdings, Inc.*(a)	99,533
64,292	Gray Media, Inc.	394,110
20,320	Grindr, Inc. (Singapore)*	317,805
8,735	Ibotta, Inc., Class A*	235,321
17,533	IDT Corp., Class B	1,123,339
14,002	IMAX Corp.*	399,897
15,471	John Wiley & Sons, Inc., Class A	627,813
33,414	Liberty Latin America Ltd., Class A (Puerto Rico)*	269,317
35,394	Liberty Latin America Ltd., Class C (Puerto Rico)*	291,646
157,484	Lumen Technologies, Inc.*	782,696
8,874	Madison Square Garden Entertainment Corp.*	361,261
17,287	Magnite, Inc.*	448,598
23,219	Marcus Corp. (The)	358,501
38,115	MediaAlpha, Inc., Class A*	402,876
71,721	Nextdoor Holdings, Inc.*	147,028
17,749	Nexxen International Ltd. (Israel)*	178,022
64,364	Playtika Holding Corp.	238,790
10,730	QuinStreet, Inc.*	168,246
17,684	Scholastic Corp.	453,771
17,175	Shutterstock, Inc.	359,473
10,284	Sinclair, Inc.	148,810
13,162	Spok Holdings, Inc.	239,022
25,618	Stagwell, Inc.*	144,486
39,561	TEGNA, Inc.	838,693
21,638	Telephone and Data Systems, Inc.	867,467
41,401	Thryv Holdings, Inc.*	532,417
8,733	TripAdvisor, Inc.*	152,129
77,986	TrueCar, Inc.*	171,569
47,004	Uniti Group, Inc.*	296,125
41,242	Yelp, Inc.*	1,304,072

Shares	Description	Value

Common Stocks – (continued)

Communication Services – (continued)
12,385	Ziff Davis, Inc.*	$473,231
22,946	ZipRecruiter, Inc., Class A*	114,730

		20,524,056

Consumer Discretionary – 11.8%
24,735	1-800-Flowers.com, Inc., Class A*(a)	138,516
14,822	Abercrombie & Fitch Co., Class A*	1,386,302
9,112	Academy Sports & Outdoors, Inc.	487,948
14,185	Accel Entertainment, Inc.*	164,404
7,550	Acushnet Holdings Corp.	578,708
22,344	Adient PLC*	554,131
9,419	Adtalem Global Education, Inc.*	1,233,418
8,355	A-Mark Precious Metals, Inc.	195,591
101,992	American Axle & Manufacturing Holdings, Inc.*	593,593
50,202	American Eagle Outfitters, Inc.	649,614
10,935	American Outdoor Brands, Inc.*	114,161
19,910	American Public Education, Inc.*	600,884
2,206	America’s Car-Mart, Inc.*	98,851
26,393	Arko Corp.	131,965
3,696	Asbury Automotive Group, Inc.*	929,692
9,326	Bassett Furniture Industries, Inc.	156,863
8,296	Beazer Homes USA, Inc.*	208,727
62,952	Bed Bath & Beyond, Inc.*(a)	567,198
5,444	BJ’s Restaurants, Inc.*	182,701
3,862	Boot Barn Holdings, Inc.*	686,548
21,137	Brightstar Lottery PLC(a)	351,720
8,684	Brinker International, Inc.*	1,354,530
19,810	Buckle, Inc. (The)	1,121,048
14,040	Build-A-Bear Workshop, Inc.	853,772
34,024	Caleres, Inc.	510,360
12,048	Capri Holdings Ltd.*	248,068
12,031	Carriage Services, Inc.	526,717
8,317	Carter’s, Inc.	237,534
1,734	Cavco Industries, Inc.*	919,870
4,931	Century Communities, Inc.	324,854
7,574	Champion Homes, Inc.*	571,534
8,904	Cheesecake Factory, Inc. (The)	547,240
4,846	Citi Trends, Inc.*	172,663
13,527	Coursera, Inc.*	155,561
1,953	Cracker Barrel Old Country Store, Inc.	116,828
36,162	Cricut, Inc., Class A	206,123
28,731	Dana, Inc.	579,217
13,591	Denny’s Corp.*	62,111
8,655	Dine Brands Global, Inc.	207,287
5,332	Dorman Products, Inc.*	862,664
28,158	El Pollo Loco Holdings, Inc.*	299,320
18,336	Ethan Allen Interiors, Inc.	541,095
60,787	EVgo, Inc.*	235,246
101,259	Figs, Inc., Class A*	713,876
12,783	Foot Locker, Inc.*	315,740
11,409	Fox Factory Holding Corp.*	330,062
23,173	Frontdoor, Inc.*	1,407,760
34,471	Funko, Inc., Class A*	119,270

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
15,033	Garrett Motion, Inc. (Switzerland)	$195,279
10,030	Genesco, Inc.*	320,759
23,122	Genius Sports Ltd. (United Kingdom)*	295,730
7,813	Gentherm, Inc.*	287,284
13,722	GigaCloud Technology, Inc., Class A (Hong Kong)*(a)	363,221
18,662	G-III Apparel Group Ltd.*	503,874
10,028	Golden Entertainment, Inc.	249,396
20,077	Goodyear Tire & Rubber Co. (The)*	170,253
992	Graham Holdings Co., Class B	1,077,362
7,026	Green Brick Partners, Inc.*	490,696
3,258	Group 1 Automotive, Inc.	1,514,253
23,464	Groupon, Inc.*	612,410
40,562	Hanesbrands, Inc.*	255,946
13,230	Haverty Furniture Cos., Inc.	298,336
7,562	Helen of Troy Ltd.*	185,647
12,618	Hilton Grand Vacations, Inc.*	599,607
1,114	Hovnanian Enterprises, Inc., Class A*	156,361
25,205	Inspired Entertainment, Inc.*	234,407
4,586	Installed Building Products, Inc.	1,200,707
9,400	JAKKS Pacific, Inc.	167,038
4,784	Johnson Outdoors, Inc., Class A	192,891
11,949	KB Home	759,359
18,365	Kontoor Brands, Inc.	1,418,696
8,127	Lakeland Industries, Inc.(a)	123,449
18,935	Latham Group, Inc.*	152,048
28,532	Laureate Education, Inc.*	784,059
15,358	La-Z-Boy, Inc.	567,785
5,858	LCI Industries	617,550
17,183	Leggett & Platt, Inc.	165,129
2,306	LGI Homes, Inc.*	142,764
17,725	Life Time Group Holdings, Inc.*	494,882
33,909	Lincoln Educational Services Corp.*	637,828
10,274	Lindblad Expeditions Holdings, Inc.*	149,795
12,897	Lovesac Co. (The)*	246,720
46,028	Luminar Technologies, Inc.*	78,248
5,772	M/I Homes, Inc.*	849,985
8,810	Malibu Boats, Inc., Class A*	292,492
2,455	Marriott Vacations Worldwide Corp.	191,858
13,776	MasterCraft Boat Holdings, Inc.*	302,245
5,823	Matthews International Corp., Class A	143,071
8,451	Meritage Homes Corp.	656,558
8,662	Modine Manufacturing Co.*	1,179,158
2,820	Monarch Casino & Resort, Inc.	294,211
13,494	Monro, Inc.	223,731
17,150	Motorcar Parts of America, Inc.*	255,535
12,802	Movado Group, Inc.	233,893
2,724	Nathan’s Famous, Inc.	285,203
28,358	National Vision Holdings, Inc.*	650,533
8,743	ODP Corp. (The)*	177,133

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
24,931	OneSpaWorld Holdings Ltd. (Bahamas)	$562,693
13,998	Oxford Industries, Inc.	616,612
3,218	Papa John’s International, Inc.	156,749
10,818	Patrick Industries, Inc.	1,209,993
114,369	Peloton Interactive, Inc., Class A*	869,204
34,054	Perdoceo Education Corp.	1,114,928
51,042	Petco Health & Wellness Co., Inc.*	203,658
12,947	Phinia, Inc.	757,141
3,346	Polaris, Inc.	189,317
20,022	Potbelly Corp.*	259,085
5,816	Pursuit Attractions and Hospitality, Inc.*	216,937
9,032	RCI Hospitality Holdings, Inc.	336,081
101,070	RealReal, Inc. (The)*	771,164
3,824	Red Rock Resorts, Inc., Class A	236,591
30,634	Revolve Group, Inc.*	685,283
80,174	Rush Street Interactive, Inc.*	1,787,880
80,498	Sally Beauty Holdings, Inc.*	1,115,702
10,840	Savers Value Village, Inc.*	131,056
19,159	Serve Robotics, Inc.*(a)	212,665
1,583	Shake Shack, Inc., Class A*	167,798
20,412	Shoe Carnival, Inc.	426,611
9,444	Signet Jewelers Ltd.	831,544
21,715	Sleep Number Corp.*	228,659
61,310	Solid Power, Inc.*	265,472
3,227	Sonic Automotive, Inc., Class A	265,227
67,683	Sonos, Inc.*	942,147
8,168	Standard Motor Products, Inc.	317,000
28,430	Steven Madden Ltd.	825,607
118,279	Stitch Fix, Inc., Class A*	625,696
2,256	Strategic Education, Inc.	183,526
2,965	Strattec Security Corp.*	195,305
12,858	Stride, Inc.*	2,098,297
4,761	Sturm Ruger & Co., Inc.	165,064
28,894	Super Group SGHC Ltd. (Guernsey)	336,037
5,478	Superior Group of Cos., Inc.	71,981
36,771	Target Hospitality Corp.*	333,513
17,770	Taylor Morrison Home Corp.*	1,197,165
30,548	ThredUp, Inc., Class A*	330,529
33,802	Topgolf Callaway Brands Corp.*	323,147
19,783	Tri Pointe Homes, Inc.*	698,933
85,111	Udemy, Inc.*	583,861
3,158	United Parks & Resorts, Inc.*	166,048
22,150	Universal Technical Institute, Inc.*	588,968
39,979	Upbound Group, Inc.	1,015,866
11,510	Urban Outfitters, Inc.*	772,091
26,258	Victoria’s Secret & Co.*	604,459
5,477	Visteon Corp.	678,929
28,169	Warby Parker, Inc., Class A*	738,028
2,698	Winmark Corp.	1,251,440
12,669	Winnebago Industries, Inc.	455,831
19,698	Wolverine World Wide, Inc.	629,154
13,621	XPEL, Inc.*	506,156

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
14,814	Zumiez, Inc.*	$254,653

		75,504,741

Consumer Staples – 3.5%
7,612	Andersons, Inc. (The)	311,331
42,220	B&G Foods, Inc.	190,412
85,686	Beauty Health Co. (The)*	178,227
13,245	Cal-Maine Foods, Inc.	1,531,652
6,247	Central Garden & Pet Co.*(a)	227,578
12,314	Central Garden & Pet Co., Class A*	406,732
18,203	Chefs’ Warehouse, Inc. (The)*	1,149,337
26,632	Dole PLC	392,023
12,121	Edgewell Personal Care Co.	291,146
13,130	Energizer Holdings, Inc.	361,863
17,356	Fresh Del Monte Produce, Inc.	629,676
8,229	Grocery Outlet Holding Corp.*	149,027
8,122	Guardian Pharmacy Services, Inc., Class A*	214,583
101,623	Hain Celestial Group, Inc. (The)*	182,921
112,752	Herbalife Ltd.*	1,102,715
106,848	Honest Co., Inc. (The)*	423,118
11,889	Ingles Markets, Inc., Class A	804,766
6,622	Interparfums, Inc.	761,133
2,234	J & J Snack Foods Corp.	249,247
2,295	John B Sanfilippo & Son, Inc.	148,946
12,110	Lifevantage Corp.(a)	158,641
34,181	Mama’s Creations, Inc.*	272,764
2,403	Marzetti Company (The)	438,788
12,580	Medifast, Inc.*	176,497
3,870	MGP Ingredients, Inc.	114,436
19,097	National Beverage Corp.*	803,029
6,526	Natural Grocers by Vitamin Cottage, Inc.	250,925
55,786	Nu Skin Enterprises, Inc., Class A	678,916
7,049	PriceSmart, Inc.	756,076
1,350	Seneca Foods Corp., Class A*	152,820
10,548	Simply Good Foods Co. (The)*	301,989
31,154	SpartanNash Co.	834,927
2,926	Spectrum Brands Holdings, Inc.	166,753
11,224	TreeHouse Foods, Inc.*	205,848
9,676	Turning Point Brands, Inc.	962,762
46,648	United Natural Foods, Inc.*	1,319,205
7,381	Universal Corp.	412,967
11,306	USANA Health Sciences, Inc.*	360,775
9,760	Village Super Market, Inc., Class A	354,093
7,347	Vita Coco Co., Inc. (The)*	262,582
23,122	Vital Farms, Inc.*	1,181,303
4,561	WD-40 Co.	985,358
9,686	Weis Markets, Inc.	694,002
9,702	WK Kellogg Co.	222,370
36,108	Zevia PBC, Class A*	101,102

		21,875,361

Energy – 3.0%
24,848	Archrock, Inc.	615,236

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
20,850	Ardmore Shipping Corp. (Ireland)	$242,277
9,246	Aris Water Solutions, Inc., Class A	224,400
9,248	Atlas Energy Solutions, Inc.(a)	108,294
84,550	Berry Corp.	282,397
4,375	Bristow Group, Inc.*	168,481
5,720	Cactus, Inc., Class A	239,954
9,964	California Resources Corp.	495,012
2,950	Centrus Energy Corp., Class A*(a)	595,103
64,794	Clean Energy Fuels Corp.*	170,408
29,610	CNX Resources Corp.*	864,612
18,649	Comstock Resources, Inc.*	300,808
10,873	Core Laboratories, Inc.	125,148
7,569	Core Natural Resources, Inc.	562,074
10,322	DHT Holdings, Inc.	120,974
12,739	Energy Services of America Corp.	129,810
14,133	Epsilon Energy Ltd.	82,819
36,937	Evolution Petroleum Corp.	190,595
5,794	Excelerate Energy, Inc., Class A	141,489
6,360	FLEX LNG Ltd. (Norway)*(a)	173,310
95,831	Gevo, Inc.*(a)	165,788
12,812	Golar LNG Ltd. (Cameroon)	561,422
17,894	Granite Ridge Resources, Inc.	99,491
3,596	Gulfport Energy Corp.*	625,812
57,145	Helix Energy Solutions Group, Inc.*	376,586
8,044	Helmerich & Payne, Inc.	168,039
3,144	International Seaways, Inc.	142,800
6,636	Kinetik Holdings, Inc.	277,584
11,705	Kodiak Gas Services, Inc.	418,922
35,931	Liberty Energy, Inc.	404,224
14,569	Lightbridge Corp.*(a)	220,429
41,798	Magnolia Oil & Gas Corp., Class A	1,039,934
17,785	Murphy Oil Corp.	442,135
3,921	NACCO Industries, Inc., Class A	153,390
25,694	National Energy Services Reunited Corp.*(a)	240,496
8,638	Natural Gas Services Group, Inc.	225,970
7,820	Navigator Holdings Ltd.	125,824
11,006	Noble Corp. PLC	317,193
51,049	Nordic American Tankers Ltd.	158,762
6,309	Northern Oil & Gas, Inc.	165,043
12,194	Oceaneering International, Inc.*	297,534
51,527	Oil States International, Inc.*	288,551
4,887	Par Pacific Holdings, Inc.*	169,286
58,211	Patterson-UTI Energy, Inc.	338,206
5,243	PBF Energy, Inc., Class A	143,239
20,407	Peabody Energy Corp.	355,082
14,092	ProFrac Holding Corp., Class A*	56,368
43,706	ProPetro Holding Corp.*	222,901
3,226	REX American Resources Corp.*	201,851
5,072	Riley Exploration Permian, Inc.	148,407
33,662	RPC, Inc.	160,568
12,097	Sable Offshore Corp.*	326,377
14,376	SandRidge Energy, Inc.	170,212
7,713	Scorpio Tankers, Inc. (Monaco)	388,735

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
5,241	Seadrill Ltd. (Norway)*	$167,240
17,375	SFL Corp. Ltd. (Norway)	141,259
9,143	SM Energy Co.	261,033
14,726	Solaris Oilfield Infrastructure, Inc., Class A	465,194
25,043	Talos Energy, Inc.*	247,425
34,341	Teekay Corp. Ltd. (Bermuda)	281,596
6,128	Teekay Tankers Ltd., Class A (Canada)	301,314
39,830	TETRA Technologies, Inc.*	187,201
5,722	Tidewater, Inc.*	344,464
111,877	Transocean Ltd.*	338,987
43,583	VAALCO Energy, Inc.	169,102
4,080	Valaris Ltd.*	202,654
5,677	Vitesse Energy, Inc.	151,065
19,944	World Kinect Corp.	534,699

		19,223,595

Financials – 22.2%
4,870	1st Source Corp.	313,725
25,200	Acadian Asset Management, Inc.	1,284,444
7,045	ACRES Commercial Realty Corp. REIT*	147,945
17,009	Amalgamated Financial Corp.	491,390
19,125	Ambac Financial Group, Inc.*	172,699
27,978	American Coastal Insurance Corp.	309,157
15,724	Ameris Bancorp	1,152,255
11,254	AMERISAFE, Inc.	519,710
2,657	Ames National Corp.	53,087
15,550	Apollo Commercial Real Estate Finance, Inc. REIT	164,675
32,558	Arbor Realty Trust, Inc. REIT	388,743
7,274	ARMOUR Residential REIT, Inc. REIT	111,365
8,422	Arrow Financial Corp.	250,386
26,489	Artisan Partners Asset Management, Inc., Class A	1,239,420
22,289	Associated Banc-Corp.	601,134
23,058	Atlantic Union Bankshares Corp.	823,862
2,605	Atlanticus Holdings Corp.*	173,754
16,894	Axos Financial, Inc.*	1,540,902
5,115	Baldwin Insurance Group, Inc. (The), Class A*	161,992
16,694	Banc of California, Inc.	282,462
5,813	BancFirst Corp.	772,955
19,194	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	885,419
22,633	Bancorp, Inc. (The)*	1,725,540
3,023	Bank First Corp.	392,748
6,016	Bank of Hawaii Corp.	409,810
27,427	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	1,237,506
19,922	BankUnited, Inc.	780,743
6,493	Bankwell Financial Group, Inc.	274,524
8,911	Banner Corp.	597,304
14,724	BCB Bancorp, Inc.	131,044
11,624	Berkshire Hills Bancorp, Inc.	303,735

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
55,977	BGC Group, Inc., Class A	$549,134
21,330	Blackstone Mortgage Trust, Inc., Class A REIT	417,215
4,785	Bowhead Specialty Holdings, Inc.*	148,622
13,465	Bread Financial Holdings, Inc.	891,248
43,846	Brookline Bancorp, Inc.	480,114
20,992	Burford Capital Ltd.	293,888
5,622	Business First Bancshares, Inc.	140,606
9,914	BV Financial, Inc.*	166,357
9,950	Byline Bancorp, Inc.	287,655
1,936	C&F Financial Corp.	139,353
25,239	Cadence Bank	949,996
8,935	Camden National Corp.	365,352
7,306	Cannae Holdings, Inc.	136,622
22,692	Cantaloupe, Inc.*	246,662
8,587	Capital City Bank Group, Inc.	376,626
19,415	Capitol Federal Financial, Inc.	125,809
5,719	Cass Information Systems, Inc.	246,603
14,388	Cathay General Bancorp	718,105
5,338	CB Financial Services, Inc.	177,702
16,306	Central Pacific Financial Corp.	510,704
3,618	Chemung Financial Corp.	195,083
18,462	Chimera Investment Corp. REIT	261,607
2,965	ChoiceOne Financial Services, Inc.	91,500
9,843	Citizens Community Bancorp, Inc.	162,705
33,151	Citizens, Inc.*	175,369
4,522	City Holding Co.	580,987
12,907	Civista Bancshares, Inc.	273,499
10,124	CNB Financial Corp.	266,362
36,562	CNO Financial Group, Inc.	1,443,102
3,948	Coastal Financial Corp.*	452,046
12,014	Cohen & Steers, Inc.	887,354
562	Columbia Financial, Inc.*	8,447
8,835	Community Financial System, Inc.	529,128
5,914	Community Trust Bancorp, Inc.	345,496
17,789	Compass Diversified Holdings	133,418
21,533	ConnectOne Bancorp, Inc.	551,245
5,253	Consumer Portfolio Services, Inc.*	41,971
10,233	Customers Bancorp, Inc.*	733,604
15,224	CVB Financial Corp.	306,459
8,070	Dave, Inc.*	1,720,685
3,003	Diamond Hill Investment Group, Inc.	437,717
26,242	DigitalBridge Group, Inc.	299,421
11,903	Dime Community Bancshares, Inc.	366,136
6,076	Donegal Group, Inc., Class A	108,700
11,795	Donnelley Financial Solutions, Inc.*	669,602
25,090	Dynex Capital, Inc. REIT	316,636
8,474	Eagle Bancorp Montana, Inc.	148,549
6,431	Eagle Bancorp, Inc.	124,890
17,765	Eastern Bankshares, Inc.	303,959
7,466	ECB Bancorp, Inc.*(a)	127,071

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
32,929	eHealth, Inc.*	$127,435
31,707	Ellington Financial, Inc. REIT	432,483
8,478	Employers Holdings, Inc.	366,758
14,576	Enact Holdings, Inc.	548,786
15,602	Enova International, Inc.*	1,892,523
9,378	Enterprise Financial Services Corp.	574,309
7,680	Esquire Financial Holdings, Inc.	753,408
24,034	Essent Group Ltd.	1,507,893
17,980	EVERTEC, Inc. (Puerto Rico)	641,526
14,565	Farmers National Banc Corp.	221,097
7,461	FB Financial Corp.	400,506
5,165	Federal Agricultural Mortgage Corp., Class C	1,082,429
2,126	Fidelity D&D Bancorp, Inc.	92,800
17,621	Financial Institutions, Inc.	487,573
8,252	Finwise Bancorp*	159,511
8,726	First Bancorp	476,352
7,349	First Bancorp, Inc. (The)	199,746
55,950	First BanCorp. (Puerto Rico)	1,243,769
9,206	First Busey Corp.	227,388
8,777	First Business Financial Services, Inc.	459,213
18,300	First Commonwealth Financial Corp.	324,825
5,855	First Community Corp/SC	159,666
20,311	First Financial Bancorp	537,835
24,430	First Financial Bankshares, Inc.	908,063
8,137	First Financial Corp.	480,083
8,690	First Internet Bancorp	218,249
12,973	First Interstate BancSystem, Inc., Class A	424,477
13,539	First Merchants Corp.	562,139
8,048	First Mid Bancshares, Inc.	325,461
8,920	First National Corp.(a)	208,371
6,343	First Savings Financial Group, Inc.	173,925
5,671	First United Corp.	211,925
6,893	FirstCash Holdings, Inc.	1,015,132
10,011	Flagstar Financial, Inc.	128,341
12,572	Flushing Financial Corp.	172,991
21,838	Franklin BSP Realty Trust, Inc. REIT	252,229
4,544	Franklin Financial Services Corp.	212,205
3,815	FS Bancorp, Inc.	162,939
35,689	Fulton Financial Corp.	701,646
5,993	GBank Financial Holdings, Inc.*	238,072
17,750	GCM Grosvenor, Inc., Class A	230,040
84,766	Genworth Financial, Inc., Class A*	726,445
4,837	German American Bancorp, Inc.	202,090
14,855	Glacier Bancorp, Inc.	730,123
7,769	Goosehead Insurance, Inc., Class A	658,112
4,678	Great Southern Bancorp, Inc.	296,071
6,078	Greene County Bancorp, Inc.	145,811
26,925	Hamilton Insurance Group Ltd., Class B (Bermuda)*	641,892
17,305	Hancock Whitney Corp.	1,088,831

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
21,594	Hanmi Financial Corp.	$543,305
5,419	Hanover Bancorp, Inc.	122,198
15,275	HarborOne Bancorp, Inc.	196,437
4,566	Hawthorn Bancshares, Inc.	152,641
7,018	HCI Group, Inc.	1,169,971
23,652	Heritage Commerce Corp.	244,325
15,433	Heritage Financial Corp.	377,183
24,357	Heritage Insurance Holdings, Inc.*	554,609
9,488	Hilltop Holdings, Inc.	332,839
1,304	Hingham Institution For Savings (The)(a)	370,519
4,903	Hippo Holdings, Inc.*	165,770
4,615	Home Bancorp, Inc.	259,663
33,018	Home BancShares, Inc.	982,616
6,863	HomeTrust Bancshares, Inc.	283,854
34,557	Hope Bancorp, Inc.	384,619
12,038	Horace Mann Educators Corp.	553,507
23,294	Horizon Bancorp, Inc.	392,737
19,139	Independent Bank Corp.	629,482
9,004	Independent Bank Corp.	643,876
14,988	International Bancshares Corp.	1,072,242
29,414	International Money Express, Inc.*	426,503
26,216	Invesco Mortgage Capital, Inc. REIT	205,009
1,382	Investors Title Co.	343,095
19,425	Jackson Financial, Inc., Class A	1,919,190
24,188	James River Group Holdings Ltd.	135,937
22,163	Kearny Financial Corp.	149,600
12,647	Kingstone Cos., Inc.	170,229
19,121	KKR Real Estate Finance Trust, Inc. REIT	184,135
22,236	Ladder Capital Corp. REIT	258,382
6,380	Lakeland Financial Corp.	436,711
4,743	Landmark Bancorp, Inc.	126,022
8,719	Lemonade, Inc.*	461,235
30,834	LendingClub Corp.*	529,728
5,860	Live Oak Bancshares, Inc.	226,723
49,799	Lument Finance Trust, Inc. REIT	111,550
10,586	Marex Group PLC (United Kingdom)	374,321
54,392	Marqeta, Inc., Class A*	346,205
48,498	MBIA, Inc.*	386,044
15,317	Medallion Financial Corp.	161,748
10,241	Mercantile Bank Corp.	504,369
16,781	Merchants Bancorp	544,040
12,456	Mercury General Corp.	963,222
10,379	Meridian Corp.	163,365
5,940	Metropolitan Bank Holding Corp.	471,577
30,085	MFA Financial, Inc. REIT	306,867
4,293	Mid Penn Bancorp, Inc.	129,391
1,948	Middlefield Banc Corp.	59,804
8,770	Midland States Bancorp, Inc.	161,543
11,907	MidWestOne Financial Group, Inc.	360,068
15,653	Moelis & Co., Class A	1,128,738

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
7,633	National Bank Holdings Corp., Class A	$299,366
6,710	National Bankshares, Inc.	210,291
25,446	Navient Corp.	348,865
6,729	NB Bancorp, Inc.	127,111
8,587	NBT Bancorp, Inc.	380,147
9,204	NCR Atleos Corp.*	364,662
2,117	Nelnet, Inc., Class A	272,267
20,026	New York Mortgage Trust, Inc. REIT	144,588
11,114	NewtekOne, Inc.	137,480
9,016	Nexpoint Real Estate Finance, Inc. REIT	135,240
4,097	Nicolet Bankshares, Inc.	566,574
25,652	NMI Holdings, Inc., Class A*	1,009,406
8,203	Northeast Bank	906,924
5,216	Northeast Community Bancorp, Inc.	117,621
1,709	Northrim BanCorp, Inc.	160,697
37,093	Northwest Bancshares, Inc.	469,226
5,286	Norwood Financial Corp.	143,039
7,876	Oak Valley Bancorp	224,387
19,698	OceanFirst Financial Corp.	362,246
17,963	OFG Bancorp (Puerto Rico)	803,844
4,349	Ohio Valley Banc Corp.	160,913
56,789	Old National Bancorp	1,299,900
20,310	Old Second Bancorp, Inc.	374,923
13,481	OP Bancorp	196,014
27,895	Oportun Financial Corp.*	184,386
27,756	OppFi, Inc.	283,389
16,632	Orchid Island Capital, Inc. REIT	117,422
8,000	Origin Bancorp, Inc.	311,120
13,281	Oscar Health, Inc., Class A*	221,261
27,884	P10, Inc., Class A	344,089
55,212	Pagseguro Digital Ltd., Class A (Brazil)	494,700
6,338	Palomar Holdings, Inc.*	779,701
3,183	Park National Corp.	546,744
11,629	Parke Bancorp, Inc.	262,234
15,606	Pathward Financial, Inc.	1,240,209
11,532	Patria Investments Ltd., Class A (Cayman Islands)	156,143
43,259	Payoneer Global, Inc.*	300,650
10,762	Paysafe Ltd.*	151,852
11,995	PCB Bancorp	265,090
14,489	Peapack-Gladstone Financial Corp.	420,326
4,366	PennyMac Financial Services, Inc.	480,697
26,497	PennyMac Mortgage Investment Trust REIT	326,178
2,697	Peoples Bancorp of North Carolina, Inc.	85,441
11,188	Peoples Bancorp, Inc.	346,157
4,811	Peoples Financial Services Corp.	252,145
22,705	Perella Weinberg Partners	502,462
3,537	Piper Sandler Cos.	1,180,615
10,468	PJT Partners, Inc., Class A	1,873,772
2,735	Plumas Bancorp	118,672

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
16,401	PRA Group, Inc.*	$280,293
8,108	Preferred Bank	765,395
14,292	Priority Technology Holdings, Inc.*	119,624
4,973	ProAssurance Corp.*	118,407
30,607	PROG Holdings, Inc.	1,078,591
29,447	Provident Financial Services, Inc.	584,228
6,530	QCR Holdings, Inc.	511,821
40,948	Radian Group, Inc.	1,428,266
37,951	Redwood Trust, Inc. REIT	232,260
10,029	Regional Management Corp.	439,671
13,497	Remitly Global, Inc.*	250,099
17,559	Renasant Corp.	687,084
6,036	Republic Bancorp, Inc., Class A	463,203
23,384	Riverview Bancorp, Inc.	118,323
5,709	Root, Inc., Class A*	526,484
8,494	S&T Bancorp, Inc.	335,598
3,100	Safety Insurance Group, Inc.	229,431
6,530	SB Financial Group, Inc.	137,130
12,817	Seacoast Banking Corp. of Florida	398,737
16,516	Security National Financial Corp., Class A*	148,644
8,478	Selective Insurance Group, Inc.	663,234
50,910	Selectquote, Inc.*	115,057
12,183	ServisFirst Bancshares, Inc.	1,073,931
14,229	Sezzle, Inc.*	1,346,063
8,567	Sierra Bancorp	262,664
23,435	Simmons First National Corp., Class A	486,979
34,912	SiriusPoint Ltd. (Sweden)*	653,553
12,144	Skyward Specialty Insurance Group, Inc.*	586,555
6,913	Southern First Bancshares, Inc.*	311,776
6,402	Southern Missouri Bancorp, Inc.	368,339
5,859	Southside Bancshares, Inc.	183,035
9,004	SR Bancorp, Inc.	135,690
12,795	Stellar Bancorp, Inc.	395,621
9,279	StepStone Group, Inc., Class A	575,855
7,510	Stewart Information Services Corp.	547,028
8,556	Stock Yards Bancorp, Inc.	690,555
37,794	StoneCo Ltd., Class A (Brazil)*	622,467
16,226	StoneX Group, Inc.*	1,657,810
7,994	Texas Capital Bancshares, Inc.*	692,041
2,360	Timberland Bancorp, Inc.	78,942
7,286	Tiptree, Inc.	170,857
4,094	Tompkins Financial Corp.	287,153
18,738	Towne Bank	687,497
14,585	TPG RE Finance Trust, Inc. REIT	136,370
8,169	TriCo Bancshares	371,036
7,012	Trupanion, Inc.*	325,076
7,058	TrustCo Bank Corp.	280,838
12,930	Trustmark Corp.	520,691
25,469	Two Harbors Investment Corp. REIT	254,690
14,821	UMB Financial Corp.	1,806,680
21,321	United Bankshares, Inc.	817,447

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
18,196	United Community Banks, Inc.	$607,746
4,511	United Fire Group, Inc.	138,668
13,790	United Security Bancshares	131,281
8,105	Unity Bancorp, Inc.	424,297
22,513	Universal Insurance Holdings, Inc.	549,092
17,114	Univest Financial Corp.	542,000
4,408	Upstart Holdings, Inc.*	323,018
84,392	Valley National Bancorp	882,740
18,935	Veritex Holdings, Inc.	650,417
12,201	Victory Capital Holdings, Inc., Class A	869,687
5,534	Virginia National Bankshares Corp.	230,270
2,716	Virtus Investment Partners, Inc.	547,084
13,496	WaFd, Inc.	424,449
3,377	Walker & Dunlop, Inc.	287,214
5,974	Washington Trust Bancorp, Inc.	181,191
16,742	Waterstone Financial, Inc.	250,963
17,752	WesBanco, Inc.	582,266
14,563	West BanCorp, Inc.	290,678
10,564	Westamerica BanCorp	528,306
21,039	Western New England Bancorp, Inc.	263,829
53,104	WisdomTree, Inc.	722,745
3,710	World Acceptance Corp.*	636,005
10,170	WSFS Financial Corp.	592,809

		139,413,554

Health Care – 15.0%
26,887	10X Genomics, Inc., Class A*	376,687
72,482	ACADIA Pharmaceuticals, Inc.*	1,883,807
40,461	AdaptHealth Corp.*	383,975
34,727	Adaptive Biotechnologies Corp.*	457,702
10,031	ADC Therapeutics SA (Switzerland)*	30,795
5,198	Addus HomeCare Corp.*	598,654
62,581	ADMA Biologics, Inc.*	1,080,148
4,350	Agios Pharmaceuticals, Inc.*	164,038
231,923	Akebia Therapeutics, Inc.*	728,238
36,965	Aldeyra Therapeutics, Inc.*	215,876
22,944	Alignment Healthcare, Inc.*	375,364
67,553	Alkermes PLC*	1,957,010
68,607	Alphatec Holdings, Inc.*	1,090,851
98,765	Amicus Therapeutics, Inc.*	749,626
14,170	AMN Healthcare Services, Inc.*	294,453
108,690	Amneal Pharmaceuticals, Inc.*	1,039,076
24,135	Amphastar Pharmaceuticals, Inc.*	739,014
35,531	Amylyx Pharmaceuticals, Inc.*	333,281
44,286	AngioDynamics, Inc.*	454,374
10,196	ANI Pharmaceuticals, Inc.*	953,326
13,664	Anika Therapeutics, Inc.*	128,168
47,099	Aquestive Therapeutics, Inc.*	177,563
59,233	Arbutus Biopharma Corp.*	219,754
5,791	Arcellx, Inc.*	401,837
9,116	Arcturus Therapeutics Holdings, Inc.*	155,063
35,783	Arcutis Biotherapeutics, Inc.*	555,352

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
17,361	ARS Pharmaceuticals, Inc.*	$201,735
15,903	Artivion, Inc.*	698,619
5,135	Astrana Health, Inc.*	164,115
26,728	AtriCure, Inc.*	988,669
40,129	aTyr Pharma, Inc.*	215,894
20,347	Aurinia Pharmaceuticals, Inc. (Canada)*	243,961
74,038	Avadel Pharmaceuticals PLC*	1,092,801
42,577	Avanos Medical, Inc.*	508,369
11,214	Avidity Biosciences, Inc.*	522,348
29,422	Avita Medical, Inc.*(a)	127,691
8,078	Axogen, Inc.*	130,379
9,437	Axsome Therapeutics, Inc.*	1,144,519
8,627	Azenta, Inc.*	263,469
8,300	Benitec Biopharma, Inc. (Australia)*(a)	109,892
144,863	BioCryst Pharmaceuticals, Inc.*	1,203,812
11,649	BioLife Solutions, Inc.*	291,807
1,213	Bioventus, Inc., Class A*	8,976
6,514	Bridgebio Pharma, Inc.*	337,165
20,109	BrightSpring Health Services, Inc.*	476,382
35,437	Brookdale Senior Living, Inc.*	272,865
100,885	Butterfly Network, Inc.*	162,425
40,713	CareDx, Inc.*	556,140
32,506	Castle Biosciences, Inc.*	780,469
77,867	Catalyst Pharmaceuticals, Inc.*	1,603,282
194,830	Cerus Corp.*	255,227
3,133	Cidara Therapeutics, Inc.*	204,867
29,809	ClearPoint Neuro, Inc.*	312,696
70,956	Clover Health Investments Corp.*	185,905
27,714	Collegium Pharmaceutical, Inc.*	1,075,303
66,231	Community Health Systems, Inc.*	182,798
8,129	Concentra Group Holdings Parent, Inc.	193,470
7,916	CONMED Corp.	430,314
42,562	CorMedix, Inc.*	631,194
9,750	CorVel Corp.*	868,237
48,907	Corvus Pharmaceuticals, Inc.*(a)	280,726
4,214	Crinetics Pharmaceuticals, Inc.*	130,592
2,890	CRISPR Therapeutics AG (Switzerland)*	149,789
35,112	Cross Country Healthcare, Inc.*	469,799
22,677	CryoPort, Inc.*	200,918
17,347	Cullinan Therapeutics, Inc.*	130,796
106,761	Cytek Biosciences, Inc.*	441,991
2,665	Cytokinetics, Inc.*	94,154
40,564	Definitive Healthcare Corp.*	163,473
19,595	Delcath Systems, Inc.*	215,937
82,409	DocGo, Inc.*	128,558
41,491	Dynavax Technologies Corp.*	419,889
17,952	Editas Medicine, Inc.*	46,137
7,896	Electromed, Inc.*	195,268
61,675	Embecta Corp.	893,054
50,577	Emergent BioSolutions, Inc.*	419,789
53,193	Enhabit, Inc.*	419,161
8,582	Enovis Corp.*	265,184

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
10,720	Ensign Group, Inc. (The)	$1,841,482
19,091	Entrada Therapeutics, Inc.*	104,428
18,217	Eton Pharmaceuticals, Inc.*	315,336
13,187	Evolent Health, Inc., Class A*	127,255
58,287	Evolus, Inc.*	444,730
65,112	Fortrea Holdings, Inc.*	641,353
61,109	Fulcrum Therapeutics, Inc.*	395,986
14,772	Fulgent Genetics, Inc.*	327,495
8,773	GeneDx Holdings Corp.*	1,136,016
6,618	Glaukos Corp.*	634,137
5,191	GRAIL, Inc.*(a)	170,213
10,223	Guardant Health, Inc.*	689,235
5,629	Haemonetics Corp.*	307,006
31,442	Harmony Biosciences Holdings, Inc.*	1,159,895
10,520	Harrow, Inc.*(a)	410,280
47,604	Health Catalyst, Inc.*	161,378
12,441	HealthEquity, Inc.*	1,111,355
15,493	HealthStream, Inc.	435,043
56,832	Heron Therapeutics, Inc.*	76,723
34,837	Hims & Hers Health, Inc.*	1,475,347
3,856	ICU Medical, Inc.*	492,257
5,944	Ideaya Biosciences, Inc.*	145,925
56,364	Innoviva, Inc.*	1,151,516
6,981	Integer Holdings Corp.*	753,040
18,244	Integra LifeSciences Holdings Corp.*	276,032
8,929	iRadimed Corp.	646,817
5,051	iRhythm Technologies, Inc.*	858,569
12,938	Joint Corp. (The)*	138,954
17,577	Keros Therapeutics, Inc.*	267,346
48,594	KORU Medical Systems, Inc.*	205,067
1,995	Krystal Biotech, Inc.*	294,661
54,041	Kura Oncology, Inc.*	426,924
3,333	Kymera Therapeutics, Inc.*	137,320
12,655	Lantheus Holdings, Inc.*	694,759
6,724	LeMaitre Vascular, Inc.	641,234
10,768	LENSAR, Inc.*	132,231
4,578	LENZ Therapeutics, Inc.*	176,848
39,941	LifeMD, Inc.*	247,235
43,941	LifeStance Health Group, Inc.*	240,797
5,593	Ligand Pharmaceuticals, Inc.*	904,444
9,367	Liquidia Corp.*	259,279
10,883	LivaNova PLC*	613,475
458	Madrigal Pharmaceuticals, Inc.*	200,535
45,159	MannKind Corp.*	207,280
11,228	Merit Medical Systems, Inc.*	1,016,583
5,931	Mesa Laboratories, Inc.	401,825
133,338	MiMedx Group, Inc.*	946,700
7,284	Mirum Pharmaceuticals, Inc.*	538,069
3,602	Monopar Therapeutics, Inc.*	123,008
104,179	Myriad Genetics, Inc.*	663,620
6,249	National HealthCare Corp.	709,136
11,795	National Research Corp.	173,269
41,375	Neuronetics, Inc.*(a)	137,779
14,198	NeuroPace, Inc.*	129,912
59,742	Niagen Bioscience, Inc.*	591,446
7,592	Novocure Ltd.*	93,609
2,260	Nutex Health, Inc.*(a)	189,365

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
14,729	Nuvectis Pharma, Inc.*	$96,622
17,245	Ocular Therapeutix, Inc.*	210,561
89,500	OmniAb, Inc.*	143,200
1,368	OmniAb, Inc. 12.5 Earnout*(b)	—
1,368	OmniAb, Inc. 15.00 Earnout*(b)	—
8,361	Omnicell, Inc.*	272,485
67,536	Oncology Institute, Inc. (The)*(a)	229,622
109,911	OPKO Health, Inc.*	151,677
26,153	Option Care Health, Inc.*	750,068
84,289	OraSure Technologies, Inc.*	278,997
75,814	Organogenesis Holdings, Inc.*	390,442
39,299	Orthofix Medical, Inc.*	588,699
12,112	OrthoPediatrics Corp.*	258,712
48,603	Owens & Minor, Inc.*	238,155
33,931	Pacira BioSciences, Inc.*	904,940
40,701	Pediatrix Medical Group, Inc.*	700,464
15,561	Pennant Group, Inc. (The)*	373,620
27,463	Personalis, Inc.*(a)	134,294
434	Perspective Therapeutics, Inc.*	1,458
23,400	Phibro Animal Health Corp., Class A	867,438
37,293	Phreesia, Inc.*	1,180,696
11,527	Premier, Inc., Class A	298,549
15,626	Prestige Consumer Healthcare, Inc.*	1,063,193
18,823	Privia Health Group, Inc.*	433,682
17,412	Progyny, Inc.*	412,142
11,124	Protagonist Therapeutics, Inc.*	656,872
21,988	PTC Therapeutics, Inc.*	1,084,668
28,058	Puma Biotechnology, Inc.*	141,412
9,368	RadNet, Inc.*	672,248
5,786	Rhythm Pharmaceuticals, Inc.*	596,826
10,299	Rigel Pharmaceuticals, Inc.*	400,116
2,637	Sanara Medtech, Inc.*	88,761
8,026	SANUWAVE Health, Inc.*	334,203
32,739	Select Medical Holdings Corp.	425,934
42,572	SI-BONE, Inc.*	709,675
41,456	SIGA Technologies, Inc.	347,816
8,510	Simulations Plus, Inc.*	120,587
3,525	Soleno Therapeutics, Inc.*	238,537
18,766	STAAR Surgical Co.*	513,438
20,330	Stoke Therapeutics, Inc.*	401,721
34,803	Supernus Pharmaceuticals, Inc.*	1,570,311
13,833	Surgery Partners, Inc.*	313,871
15,917	Surmodics, Inc.*	541,815
25,445	Tactile Systems Technology, Inc.*	338,673
138,243	Talkspace, Inc.*	367,726
25,364	Tandem Diabetes Care, Inc.*	317,304
9,840	Tarsus Pharmaceuticals, Inc.*	576,427
103,709	Teladoc Health, Inc.*	801,671
46,082	TG Therapeutics, Inc.*	1,351,585
20,937	Theravance Biopharma, Inc.*	290,606
1,195	TransMedics Group, Inc.*	137,377
29,908	Travere Therapeutics, Inc.*	523,390
10,710	TruBridge, Inc.*	213,772
3,996	Twist Bioscience Corp.*	107,772
960	UFP Technologies, Inc.*	201,754
4,658	US Physical Therapy, Inc.	386,102

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
53,303	Vanda Pharmaceuticals, Inc.*	$252,123
46,963	Varex Imaging Corp.*	542,423
6,530	Vaxcyte, Inc.*	201,059
16,487	Veracyte, Inc.*	500,216
40,127	Verastem, Inc.*	371,175
19,161	Vericel Corp.*	696,694
38,614	Viemed Healthcare, Inc.*	284,585
45,822	Voyager Therapeutics, Inc.*	153,962
8,310	Waystar Holding Corp.*	314,783
3,671	Xenon Pharmaceuticals, Inc. (Canada)*	142,104
93,889	Xeris Biopharma Holdings, Inc.*	735,151
42,698	Y-mAbs Therapeutics, Inc.*	365,068
28,973	Zimvie, Inc.*	547,010
16,805	Zymeworks, Inc.*	248,882

		94,954,522

Industrials – 16.5%
3,804	AAR Corp.*	287,811
12,740	ABM Industries, Inc.	626,426
100,004	ACCO Brands Corp.	402,016
3,801	Acme United Corp.	163,519
14,399	ACV Auctions, Inc., Class A*	167,892
14,403	Aebi Schmidt Holding AG (Switzerland)	177,013
1,411	AeroVironment, Inc.*	340,545
2,217	Alamo Group, Inc.	468,807
4,612	Albany International Corp., Class A	292,908
44,239	Alight, Inc., Class A	171,647
4,484	Allegiant Travel Co.*	280,967
10,522	Allient, Inc.	477,488
4,586	American Superconductor Corp.*	228,841
7,899	American Woodmark Corp.*	510,038
33,063	Amprius Technologies, Inc.*	234,417
9,758	Apogee Enterprises, Inc.	429,108
2,592	ArcBest Corp.	191,186
46,751	Archer Aviation, Inc., Class A*	418,421
8,954	Arcosa, Inc.	885,998
3,868	Argan, Inc.	882,755
19,180	Array Technologies, Inc.*	172,812
8,933	Astec Industries, Inc.	413,509
3,479	Astronics Corp.*	126,531
8,229	Atkore, Inc.	478,846
21,474	Atmus Filtration Technologies, Inc.	956,022
7,320	AZZ, Inc.	826,355
14,566	Barrett Business Services, Inc.	710,821
8,578	BlackSky Technology, Inc.*	150,630
10,859	Bloom Energy Corp., Class A*	574,875
17,414	Blue Bird Corp.*	1,016,803
6,073	BlueLinx Holdings, Inc.*	501,691
10,600	Boise Cascade Co.	922,200
13,672	Bowman Consulting Group Ltd.*	584,205
34,223	BrightView Holdings, Inc.*	492,811
6,475	Brink’s Co. (The)	725,459
4,160	Brookfield Business Corp., Class A (Canada)(a)	137,280

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
20,191	Byrna Technologies, Inc.*	$411,896
7,233	Casella Waste Systems, Inc., Class A*	712,885
7,823	CBIZ, Inc.*	504,896
4,034	CECO Environmental Corp.*	183,910
6,037	Chart Industries, Inc.*	1,203,536
16,390	Cimpress PLC (Ireland)*	1,034,455
16,078	Columbus McKinnon Corp.	240,848
55,566	Conduent, Inc.*	154,473
6,524	Construction Partners, Inc., Class A*	782,228
22,727	CoreCivic, Inc.*	460,904
26,798	Costamare, Inc. (Monaco)	306,569
6,849	Covenant Logistics Group, Inc.	165,266
2,512	CRA International, Inc.	486,725
11,872	CSG Systems International, Inc.	761,708
3,497	CSW Industrials, Inc.	956,569
46,099	Deluxe Corp.	906,306
8,266	Distribution Solutions Group, Inc.*(a)	266,248
43,434	DNOW, Inc.*	694,944
5,194	Douglas Dynamics, Inc.	174,882
10,001	Driven Brands Holdings, Inc.*	184,218
3,118	Ducommun, Inc.*	284,424
11,154	DXP Enterprises, Inc.*	1,392,912
4,024	Dycom Industries, Inc.*	1,015,939
15,824	Energy Recovery, Inc.*	224,859
17,778	Enerpac Tool Group Corp.	752,721
5,798	EnerSys	595,165
12,783	Ennis, Inc.	233,545
3,072	Enpro, Inc.	672,061
53,782	Eos Energy Enterprises, Inc.*(a)	371,096
4,262	ESCO Technologies, Inc.	856,278
2,556	EVI Industries, Inc.	70,903
3,370	Exponent, Inc.	240,551
9,029	Federal Signal Corp.	1,110,477
24,658	Fluor Corp.*	1,011,471
12,651	Forrester Research, Inc.*	123,221
12,302	Franklin Covey Co.*	240,627
10,022	Franklin Electric Co., Inc.	980,753
21,818	FTAI Infrastructure, Inc.	104,726
5,078	GATX Corp.	854,678
9,876	Genco Shipping & Trading Ltd.	166,312
9,391	Gencor Industries, Inc.*	152,698
33,142	GEO Group, Inc. (The)*	687,365
7,428	Gibraltar Industries, Inc.*	464,919
15,903	Global Industrial Co.	593,659
16,276	GMS, Inc.*	1,789,221
7,712	Gorman-Rupp Co. (The)	329,842
7,343	Graham Corp.*	360,174
12,141	Granite Construction, Inc.	1,308,193
14,728	Great Lakes Dredge & Dock Corp.*	171,729
5,634	Greenbrier Cos., Inc. (The)	262,713
12,886	Griffon Corp.	981,398
7,973	Healthcare Services Group, Inc.*	124,459
19,281	Heartland Express, Inc.	165,624
5,785	Heidrick & Struggles International, Inc.	293,936

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
9,175	Helios Technologies, Inc.	$497,652
1,985	Herc Holdings, Inc.	259,618
13,708	Hillenbrand, Inc.	348,046
42,471	Hillman Solutions Corp.*	419,614
1,999	HireQuest, Inc.	19,510
27,042	HNI Corp.	1,215,267
14,488	Hub Group, Inc., Class A	542,141
27,780	Hudson Technologies, Inc.*	282,245
4,057	Huron Consulting Group, Inc.*	555,647
11,146	Hyster-Yale, Inc.	417,975
7,208	IBEX Holdings Ltd.*	212,852
3,106	ICF International, Inc.	305,071
7,164	IES Holdings, Inc.*	2,502,457
26,526	Innodata, Inc.*(a)	1,007,457
7,878	Insperity, Inc.	435,023
6,283	Insteel Industries, Inc.	241,142
30,049	Interface, Inc.	802,909
36,339	Intuitive Machines, Inc.*(a)	318,693
20,701	Janus International Group, Inc.*	214,255
2,658	JBT Marel Corp.	380,865
20,578	Joby Aviation, Inc.*	291,179
2,669	Kadant, Inc.	862,834
25,687	Kelly Services, Inc., Class A	365,526
18,881	Kennametal, Inc.	404,620
20,035	Kforce, Inc.	653,141
9,906	Korn Ferry	734,431
13,037	Kratos Defense & Security Solutions, Inc.*	858,356
1,236	L B Foster Co., Class A*	32,173
110,762	Legalzoom.com, Inc.*	1,227,243
4,763	Limbach Holdings, Inc.*	545,649
908	Lindsay Corp.	124,605
26,307	LSI Industries, Inc.	603,220
30,599	Manitowoc Co., Inc. (The)*	302,930
12,894	Marten Transport Ltd.	152,665
23,440	Masterbrand, Inc.*	297,922
22,902	Matrix Service Co.*	346,507
7,058	Matson, Inc.	734,385
9,292	Maximus, Inc.	816,953
10,222	Mayville Engineering Co., Inc.*	149,241
2,389	McGrath RentCorp	290,240
3,286	Mercury Systems, Inc.*	221,969
30,492	Microvast Holdings, Inc.*	81,414
7,883	Miller Industries, Inc.	331,795
28,490	MillerKnoll, Inc.	601,424
13,060	Mistras Group, Inc.*	124,854
4,153	Moog, Inc., Class A	813,365
47,142	MRC Global, Inc.*	710,901
29,717	Mueller Water Products, Inc., Class A	783,340
1,250	MYR Group, Inc.*	234,088
4,064	NANO Nuclear Energy, Inc.*(a)	132,243
2,329	National Presto Industries, Inc.	244,126
7,913	NEXTracker, Inc., Class A*	532,228
26,356	NuScale Power Corp.*(a)	913,235
8,544	NWPX Infrastructure, Inc.*	452,490
4,150	Omega Flex, Inc.	146,495
26,612	OPENLANE, Inc.*	769,619
17,825	Orion Group Holdings, Inc.*	131,905

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
113	PAMT Corp.*	$1,384
50,636	Pitney Bowes, Inc.	613,708
70,407	Planet Labs PBC*	499,186
684	Powell Industries, Inc.	182,053
3,950	Power Solutions International, Inc.*	327,416
2,496	Preformed Line Products Co.	476,911
14,795	Primoris Services Corp.	1,753,947
4,780	Proto Labs, Inc.*	238,092
9,450	Quanex Building Products Corp.	201,002
39,169	Radiant Logistics, Inc.*	253,423
5,616	RCM Technologies, Inc.*	152,362
19,139	Redwire Corp.*	170,529
30,860	Resideo Technologies, Inc.*	1,050,783
37,823	Resources Connection, Inc.	193,276
14,327	REV Group, Inc.	762,340
79,136	Richtech Robotics, Inc., Class B*(a)	240,969
16,909	Rush Enterprises, Inc., Class A	970,577
9,398	Rush Enterprises, Inc., Class B	545,460
7,595	RXO, Inc.*	124,026
34,826	Safe Bulkers, Inc. (Monaco)	148,011
55,675	Satellogic, Inc., Class A*	207,668
35,584	Shoals Technologies Group, Inc., Class A*	231,652
4,046	Sky Harbour Group Corp.*(a)	42,645
9,805	SkyWest, Inc.*	1,190,327
31,164	Spire Global, Inc.*(a)	281,723
6,499	SPX Technologies, Inc.*	1,216,028
1,616	Standex International Corp.	329,777
61,357	Steelcase, Inc., Class A	1,027,116
5,836	Sterling Infrastructure, Inc.*	1,625,501
5,416	Tecnoglass, Inc.	393,093
8,924	Tennant Co.	732,125
11,549	Terex Corp.	576,757
12,848	Thermon Group Holdings, Inc.*	340,729
31,018	Titan International, Inc.*	273,579
18,057	Titan Machinery, Inc.*	361,140
2,369	TriNet Group, Inc.	171,563
7,483	Trinity Industries, Inc.	212,667
32,966	TrueBlue, Inc.*	196,807
25,360	Tutor Perini Corp.*	1,494,718
13,427	UFP Industries, Inc.	1,355,724
1,838	UniFirst Corp.	326,833
48,896	Upwork, Inc.*	752,509
5,628	V2X, Inc.*	323,610
16,478	Verra Mobility Corp.*	409,478
28,470	Vestis Corp.	133,240
4,418	Vicor Corp.*	225,804
7,711	Virco Mfg. Corp.	66,392
1,957	VSE Corp.	317,817
24,144	Wabash National Corp.	267,757
6,796	Watts Water Technologies, Inc., Class A	1,881,812
7,480	Werner Enterprises, Inc.	215,798
11,447	Willdan Group, Inc.*	1,257,567
1,826	Willis Lease Finance Corp.	271,490
2,998	WNS Holdings Ltd. (United Kingdom)*	226,199

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
4,222	Worthington Enterprises, Inc.	$277,808
7,700	Xometry, Inc., Class A*	380,996
20,903	Zurn Elkay Water Solutions Corp.	948,160

		103,458,582

Information Technology – 13.7%
134,274	8x8, Inc.*	265,863
39,936	A10 Networks, Inc.	707,267
26,534	ACI Worldwide, Inc.*	1,309,453
4,619	ACM Research, Inc., Class A*	130,348
41,092	Adeia, Inc.	618,024
37,751	ADTRAN Holdings, Inc.*	354,104
4,679	Advanced Energy Industries, Inc.	700,353
9,782	Aeva Technologies, Inc.*	144,823
3,325	Agilysys, Inc.*	362,824
22,896	Airship AI Holdings, Inc.*	102,345
9,438	Alarm.com Holdings, Inc.*	553,350
10,949	Alkami Technology, Inc.*	280,294
6,358	Alpha & Omega Semiconductor Ltd.*	182,920
2,624	Ambarella, Inc.*	216,428
10,996	Amplitude, Inc., Class A*	125,684
29,888	Appian Corp., Class A*	919,953
9,265	Applied Optoelectronics, Inc.*	224,213
59,786	Arlo Technologies, Inc.*	1,040,874
29,849	Arteris, Inc.*	281,178
60,338	Asana, Inc., Class A*	880,935
13,219	ASGN, Inc.*	717,131
30,497	Atomera, Inc.*(a)	100,030
37,532	AvePoint, Inc.*	614,024
5,028	Axcelis Technologies, Inc.*	402,441
60,830	Backblaze, Inc., Class A*	507,931
6,769	Badger Meter, Inc.	1,238,185
1,043	Bel Fuse, Inc., Class A	119,350
5,130	Bel Fuse, Inc., Class B	690,293
6,736	Belden, Inc.	877,027
13,872	Benchmark Electronics, Inc.	563,064
71,412	BigBear.ai Holdings, Inc.*(a)	362,059
12,386	Bitdeer Technologies Group, Class A*(a)	176,996
3,105	BK Technologies Corp.*	219,772
6,646	Blackbaud, Inc.*	443,355
5,840	BlackLine, Inc.*	317,521
122,391	Blend Labs, Inc., Class A*	443,055
42,334	Box, Inc., Class A*	1,381,358
4,550	Braze, Inc., Class A*	126,035
6,674	C3.ai, Inc., Class A*	112,857
16,200	Calix, Inc.*	963,090
40,765	Cerence, Inc.*	429,255
21,418	Cleanspark, Inc.*	202,828
9,983	Clear Secure, Inc., Class A	362,483
7,937	Clearfield, Inc.*	258,905
20,342	Clearwater Analytics Holdings, Inc., Class A*	420,469
4,174	Climb Global Solutions, Inc.	515,739
11,385	Cohu, Inc.*	226,562
67,757	Commerce.com, Inc., Series 1*	315,070
106,230	CommScope Holding Co., Inc.*	1,703,929

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
13,679	Commvault Systems, Inc.*	$2,553,117
26,299	CompoSecure, Inc., Class A*(a)	502,837
21,050	Consensus Cloud Solutions, Inc.*	559,299
27,121	Core Scientific, Inc.*(a)	389,186
5,218	CoreCard Corp.*	144,382
21,396	Corsair Gaming, Inc.*	191,066
40,714	Couchbase, Inc.*	993,014
17,430	Credo Technology Group Holding Ltd.*	2,144,849
7,873	CTS Corp.	334,524
754	Daily Journal Corp.*	352,269
32,953	Daktronics, Inc.*	571,735
8,656	Diebold Nixdorf, Inc.*	528,968
9,569	Digi International, Inc.*	332,236
9,018	Digimarc Corp.*(a)	78,096
53,906	Digital Turbine, Inc.*	226,405
5,467	DigitalOcean Holdings, Inc.*	178,334
6,962	Diodes, Inc.*	378,976
37,445	Domo, Inc., Class B*	549,693
37,847	D-Wave Quantum, Inc. (Canada)*	591,170
15,431	eGain Corp.*	97,061
7,939	ePlus, Inc.	574,545
39,424	Evolv Technologies Holdings, Inc.*	324,854
56,535	Extreme Networks, Inc.*	1,208,718
4,526	Fabrinet (Thailand)*	1,499,419
7,189	Five9, Inc.*	193,528
4,014	FormFactor, Inc.*	117,169
5,942	Frequency Electronics, Inc.*	191,630
14,316	Freshworks, Inc., Class A*	192,837
16,695	Grid Dynamics Holdings, Inc.*	138,402
28,438	Hackett Group, Inc. (The)	592,079
42,444	Harmonic, Inc.*	408,311
13,666	Hut 8 Corp. (Canada)*	365,292
7,224	Ichor Holdings Ltd.*	121,724
33,871	Immersion Corp.	239,129
3,729	Impinj, Inc.*	699,076
40,913	Information Services Group, Inc.	211,520
5,323	Insight Enterprises, Inc.*	692,842
7,292	Intapp, Inc.*	335,359
5,400	InterDigital, Inc.	1,467,234
23,100	IonQ, Inc.*	987,294
5,019	Itron, Inc.*	617,036
19,159	Jamf Holding Corp.*	178,562
22,051	Kimball Electronics, Inc.*	636,612
27,306	Knowles Corp.*	582,983
108,523	Kopin Corp.*(a)	227,898
9,253	Kulicke & Soffa Industries, Inc. (Singapore)	346,988
12,597	Life360, Inc.*	1,139,336
18,692	LiveRamp Holdings, Inc.*	521,881
32,075	Mirion Technologies, Inc.*	657,538
26,619	Mitek Systems, Inc.*	270,715
17,721	N-able, Inc.*	142,831
17,409	Napco Security Technologies, Inc.	662,412
17,019	NCR Voyix Corp.*	224,310
8,980	Neonode, Inc.*(a)	215,071

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
18,894	NETGEAR, Inc.*	$513,350
20,473	NetScout Systems, Inc.*	509,573
23,689	NextNav, Inc.*	421,901
3,957	Novanta, Inc.*	460,634
4,518	NVE Corp.	291,772
50,358	Olo, Inc., Class A*	516,170
38,913	OneSpan, Inc.	588,559
27,344	Ooma, Inc.*	353,284
3,091	OSI Systems, Inc.*	711,085
4,968	Ouster, Inc.*	141,737
33,876	Pagaya Technologies Ltd., Class A*	1,249,347
29,372	PagerDuty, Inc.*	491,687
5,722	PAR Technology Corp.*	292,852
8,737	PC Connection, Inc.	561,003
10,538	PDF Solutions, Inc.*	215,502
12,790	Penguin Solutions, Inc.*	308,623
23,782	Photronics, Inc.*	539,138
7,300	Plexus Corp.*	1,000,173
49,523	Porch Group, Inc.*	840,405
4,911	Power Integrations, Inc.	221,486
9,725	Progress Software Corp.*	450,170
33,568	PROS Holdings, Inc.*	520,304
11,232	Q2 Holdings, Inc.*	884,295
7,535	Qualys, Inc.*	1,023,328
16,429	Quantum Computing, Inc.*(a)	259,250
20,729	Rackspace Technology, Inc.*	26,119
14,804	Rambus, Inc.*	1,092,091
17,174	Rapid7, Inc.*	355,674
33,740	Red Cat Holdings, Inc.*(a)	301,636
4,609	Red Violet, Inc.	231,556
64,813	Ribbon Communications, Inc.*	264,437
41,116	Rigetti Computing, Inc.*	667,313
6,381	Rogers Corp.*	500,653
11,824	Sanmina Corp.*	1,389,556
4,833	Sapiens International Corp. NV (Israel)	207,336
13,316	ScanSource, Inc.*	581,243
52,630	SEMrush Holdings, Inc., Class A*	415,777
13,810	Semtech Corp.*	802,223
2,177	Silicon Laboratories, Inc.*	292,480
1,991	SiTime Corp.*	481,165
42,668	SoundHound AI, Inc., Class A*	555,537
63,142	Sprinklr, Inc., Class A*	545,547
38,411	Sprout Social, Inc., Class A*	606,510
6,748	SPS Commerce, Inc.*	744,304
4,612	Synaptics, Inc.*	322,194
21,260	Telos Corp.*	131,387
21,472	Tenable Holdings, Inc.*	663,914
58,617	Terawulf, Inc.*	553,931
8,745	TSS, Inc.*(a)	121,774
26,348	TTM Technologies, Inc.*	1,174,330
15,516	Turtle Beach Corp.*	245,463
10,064	Ultra Clean Holdings, Inc.*	241,737
76,898	Unisys Corp.*	300,671
12,838	Varonis Systems, Inc.*	757,699
14,471	Veeco Instruments, Inc.*	354,829
24,394	Verint Systems, Inc.*	497,394

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
6,408	Vertex, Inc., Class A*	$165,455
11,955	Viant Technology, Inc., Class A*	124,332
8,890	Viasat, Inc.*	287,414
34,183	Viavi Solutions, Inc.*	385,584
14,766	Vishay Intertechnology, Inc.	228,282
12,721	Vishay Precision Group, Inc.*	361,531
26,581	VTEX, Class A (Brazil)*	108,451
40,873	Vuzix Corp.*(a)	86,651
7,456	Workiva, Inc.*	613,181
47,338	Xerox Holdings Corp.	188,405
49,643	Xperi, Inc.*	297,858
111,294	Yext, Inc.*	1,011,662
69,683	Zeta Global Holdings Corp., Class A*	1,368,574

		86,913,887

Materials – 3.1%
13,469	AdvanSix, Inc.	289,045
2,561	Alpha Metallurgical Resources, Inc.*	382,076
16,072	Arq, Inc.*	124,076
39,603	ASP Isotopes, Inc.*(a)	367,516
14,234	Avient Corp.	532,352
3,934	Balchem Corp.	637,662
9,297	Cabot Corp.	758,263
5,944	Caledonia Mining Corp. PLC (South Africa)	152,048
6,637	Century Aluminum Co.*	148,204
52,653	Coeur Mining, Inc.*	692,387
19,968	Commercial Metals Co.	1,151,555
6,451	Compass Minerals International, Inc.*	122,892
13,613	Constellium SE*	197,252
8,046	Core Molding Technologies, Inc.*	154,483
36,771	Ecovyst, Inc.*	334,248
14,466	Flotek Industries, Inc.*	174,894
5,624	Greif, Inc., Class A	367,303
4,221	Hawkins, Inc.	706,300
8,232	HB Fuller Co.	502,564
3,522	Ingevity Corp.*	205,614
5,841	Innospec, Inc.	511,613
3,857	Intrepid Potash, Inc.*	117,369
2,739	Kaiser Aluminum Corp.	213,286
8,827	Knife River Corp.*	714,987
10,876	Koppers Holdings, Inc.	315,186
16,220	LSB Industries, Inc.*	134,950
9,495	MAC Copper Ltd. (Australia)*	115,269
3,581	Materion Corp.	396,775
32,022	Mativ Holdings, Inc.	402,517
19,266	Metallus, Inc.*	316,540
7,941	Minerals Technologies, Inc.	519,738
21,581	Myers Industries, Inc.	361,266
10,661	O-I Glass, Inc.*	138,486
10,789	Olympic Steel, Inc.	363,697
11,192	Orion SA (Germany)	118,076
35,272	Perimeter Solutions, Inc.*	789,740
23,715	Perpetua Resources Corp.*(a)	447,502
2,851	Quaker Chemical Corp.	413,595

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
64,478	Rayonier Advanced Materials, Inc.*	$359,142
17,142	Ryerson Holding Corp.	390,838
5,655	Sensient Technologies Corp.	641,616
3,117	Smith-Midland Corp.*	134,561
34,420	SSR Mining, Inc. (Canada)*	664,650
5,309	Stepan Co.	265,609
34,720	SunCoke Energy, Inc.	268,038
7,900	Sylvamo Corp.	364,427
6,812	TriMas Corp.	263,420
12,598	U.S. Gold Corp.*(a)	165,412
88,211	United States Antimony Corp.*(a)	401,360
5,103	United States Lime & Minerals, Inc.	642,570
2,580	Warrior Met Coal, Inc.	157,741

		19,110,710

Real Estate – 4.6%
24,769	Acadia Realty Trust REIT	495,628
7,074	Alexander & Baldwin, Inc. REIT	136,811
15,622	American Assets Trust, Inc. REIT	326,500
18,372	American Healthcare REIT, Inc. REIT	786,138
65,882	Anywhere Real Estate, Inc.*	402,539
15,317	Apartment Investment and Management Co., Class A REIT	119,932
42,762	Apple Hospitality REIT, Inc. REIT	558,472
77,593	Brandywine Realty Trust REIT	330,546
24,041	Broadstone Net Lease, Inc. REIT	446,922
10,975	BRT Apartments Corp. REIT	175,600
24,260	CareTrust REIT, Inc. REIT	834,787
14,553	CBL & Associates Properties, Inc. REIT	463,513
1,989	Centerspace REIT	118,345
52,104	Chatham Lodging Trust REIT	397,554
34,722	City Office REIT, Inc. REIT	240,623
148,599	Compass, Inc., Class A*	1,349,279
18,836	COPT Defense Properties REIT	542,100
13,464	CTO Realty Growth, Inc. REIT	232,658
5,721	Curbline Properties Corp. REIT	128,894
41,378	Cushman & Wakefield PLC*	652,531
48,994	DiamondRock Hospitality Co. REIT	419,389
83,905	Douglas Elliman, Inc.*	228,222
35,409	Douglas Emmett, Inc. REIT	573,980
7,162	Easterly Government Properties, Inc. REIT	163,938
8,439	Elme Communities REIT	144,138
41,127	Empire State Realty Trust, Inc., Class A REIT	314,622
27,694	Essential Properties Realty Trust, Inc. REIT	867,376
85,911	eXp World Holdings, Inc.	930,416
6,631	Forestar Group, Inc.*	183,480
16,244	Four Corners Property Trust, Inc. REIT	420,557

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
70,706	Franklin Street Properties Corp. REIT	$117,372
5,605	FRP Holdings, Inc.*	144,048
10,702	Getty Realty Corp. REIT	305,970
13,672	Gladstone Commercial Corp. REIT	183,888
13,072	Global Medical REIT, Inc. REIT	98,040
29,285	Global Net Lease, Inc. REIT	230,473
94,507	Hudson Pacific Properties, Inc. REIT*	265,565
30,932	Independence Realty Trust, Inc. REIT	560,179
31,638	Industrial Logistics Properties Trust REIT	194,890
2,246	Innovative Industrial Properties, Inc. REIT	127,258
14,201	InvenTrust Properties Corp. REIT	422,764
18,587	JBG SMITH Properties REIT	398,505
29,001	Kite Realty Group Trust REIT	661,803
6,561	LTC Properties, Inc. REIT	239,476
21,482	LXP Industrial Trust REIT	195,057
29,252	Macerich Co. (The) REIT	538,237
7,660	Marcus & Millichap, Inc.	249,639
7,946	Modiv Industrial, Inc. REIT	120,541
6,670	National Health Investors, Inc. REIT	522,194
12,247	NET Lease Office Properties REIT	362,756
24,748	Newmark Group, Inc., Class A	450,661
5,970	NexPoint Residential Trust, Inc. REIT	206,025
29,048	Outfront Media, Inc. REIT	542,617
84,189	Paramount Group, Inc. REIT*	606,161
39,296	Pebblebrook Hotel Trust REIT	437,757
11,289	Phillips Edison & Co., Inc. REIT	397,260
54,585	Piedmont Realty Trust, Inc. REIT	462,335
4,756	PotlatchDeltic Corp. REIT	199,895
18,285	RE/MAX Holdings, Inc., Class A*	172,245
109,540	Real Brokerage, Inc. (The) (Canada)*(a)	589,325
43,795	RLJ Lodging Trust REIT	337,221
9,329	RMR Group, Inc. (The), Class A	157,474
8,553	Ryman Hospitality Properties, Inc. REIT	844,951
33,450	Sabra Health Care REIT, Inc. REIT	639,229
111,576	Service Properties Trust REIT	301,255
6,599	Sila Realty Trust, Inc. REIT	164,579
8,041	SL Green Realty Corp. REIT	457,452
3,511	St Joe Co. (The)	177,165
69,449	Summit Hotel Properties, Inc. REIT	380,580
38,224	Sunstone Hotel Investors, Inc. REIT	362,364
18,788	Tanger, Inc. REIT	642,174
6,004	Terreno Realty Corp. REIT	346,851
12,982	UMH Properties, Inc. REIT	203,688

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
17,741	Urban Edge Properties REIT	$367,061
9,282	Veris Residential, Inc. REIT	146,006
9,261	Whitestone REIT	121,875
33,928	Xenia Hotels & Resorts, Inc. REIT	479,403

		29,117,754

Utilities – 2.2%
13,050	ALLETE, Inc.	837,158
3,760	American States Water Co.	280,233
15,881	Avista Corp.	580,292
13,386	Black Hills Corp.	800,617
27,606	Brookfield Infrastructure Corp., Class A (Canada)(a)	1,110,313
5,175	California Water Service Group	242,863
3,970	Chesapeake Utilities Corp.	490,613
10,972	Consolidated Water Co. Ltd.	365,038
14,864	Genie Energy Ltd., Class B	227,419
3,832	H2O America	193,018
14,946	Hallador Energy Co.*	243,769
38,476	Hawaiian Electric Industries, Inc.*	498,649
5,979	MGE Energy, Inc.	509,112
40,479	Montauk Renewables, Inc.*	87,030
13,455	New Jersey Resources Corp.	636,287
9,029	Northwest Natural Holding Co.	374,974
8,910	Northwestern Energy Group, Inc.	512,414
7,063	Oklo, Inc.*(a)	520,119
9,980	ONE Gas, Inc.	763,470
4,561	Ormat Technologies, Inc.	419,110
5,772	Otter Tail Corp.	484,790
14,253	Portland General Electric Co.	609,743
22,409	Pure Cycle Corp.*	226,331
2,338	RGC Resources, Inc.	51,997
12,733	Southwest Gas Holdings, Inc.	1,017,112
11,401	Spire, Inc.	873,317
15,964	TXNM Energy, Inc.	904,201
3,816	Unitil Corp.	179,199
3,670	York Water Co. (The)	114,027

		14,153,215

TOTAL COMMON STOCKS (Cost $511,985,106)		624,249,977

Units	Description	Expiration Month	Value

Rights – 0.0%

Health Care – –%
4,104	Chinook Therapeutics, Inc.*(b)	12/25	—

Units	Description	Expiration Month	Value

Rights – (continued)

Materials – 0.0%
15,501	Resolute Forest Products*(b)	09/23	$22,012

TOTAL RIGHTS (Cost $0)			22,012

Shares	Dividend Rate		Value

Investment Company – 1.0%(c)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
6,147,842	4.114%		6,147,842

(Cost $6,147,842)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $518,132,948)			630,419,831

Securities Lending Reinvestment Vehicle – 1.7%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
10,633,875	4.154%	10,633,875

(Cost $10,633,875)

TOTAL INVESTMENTS – 101.5% (Cost $528,766,823)		$641,053,706

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(9,675,516)

NET ASSETS – 100.0%		$631,378,190

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Russell 2000 E-Mini Index	53	09/19/25	$6,279,970	$401,702

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.4%

Australia – 3.0%
91,528	AGL Energy Ltd. (Utilities)	$493,019
56,569	ANZ Group Holdings Ltd. (Financials)	1,246,612
198,028	Aurizon Holdings Ltd. (Industrials)	419,934
118,378	Brambles Ltd. (Industrials)	2,010,565
468,290	Coles Group Ltd. (Consumer Staples)	7,319,122
13,591	Commonwealth Bank of Australia (Financials)	1,514,872
48,519	EBOS Group Ltd. (Health Care)	933,580
417,699	Endeavour Group Ltd. (Consumer Staples)	1,044,327
152,834	Insurance Australia Group Ltd. (Financials)	871,260
767,502	Lottery Corp. Ltd. (The) (Consumer Discretionary)	2,953,702
523,024	Medibank Pvt Ltd. (Financials)	1,745,828
6,937	National Australia Bank Ltd. (Financials)	194,278
114,565	Origin Energy Ltd. (Utilities)	968,778
49,554	QBE Insurance Group Ltd. (Financials)	702,177
54,873	Ramsay Health Care Ltd. (Health Care)	1,217,498
63,526	Suncorp Group Ltd. (Financials)	884,775
669,611	Telstra Group Ltd. (Communication Services)	2,143,094
339,694	Vicinity Ltd. REIT (Real Estate)	575,834
154,956	Wesfarmers Ltd. (Consumer Discretionary)	9,311,253
32,059	Westpac Banking Corp. (Financials)	810,139
182,460	Woolworths Group Ltd. (Consumer Staples)	3,439,299
120,894	Worley Ltd. (Industrials)	1,162,348

		41,962,294

Austria – 0.3%
27,836	Erste Group Bank AG (Financials)	2,648,922
6,013	OMV AG (Energy)	331,219
12,638	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	655,320

		3,635,461

Belgium – 0.3%
7,524	Ackermans & van Haaren NV (Industrials)	1,951,598
22,806	Ageas SA/NV (Financials)	1,607,006
10,826	Anheuser-Busch InBev SA/NV (Consumer Staples)	678,450
5,759	KBC Group NV (Financials)	679,147
590	Warehouses De Pauw CVA REIT (Real Estate)	15,138

		4,931,339

Shares	Description	Value

Common Stocks – (continued)

Brazil – 0.1%
20,480	Yara International ASA (Materials)	$745,417

Canada – 3.8%
24,070	AltaGas Ltd. (Utilities)	713,711
4,867	Bank of Montreal (Financials)	589,130
36,357	Bank of Nova Scotia (The) (Financials)	2,271,270
39,159	Canadian Imperial Bank of Commerce (Financials)	3,025,877
18,617	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	2,322,125
9,476	Canadian Utilities Ltd., Class A (Utilities)	263,861
15,140	CGI, Inc. (Information Technology)	1,470,607
482	Constellation Software, Inc. (Information Technology)	1,597,483
5,814	Dollarama, Inc. (Consumer Discretionary)	792,986
20,413	Emera, Inc. (Utilities)	972,515
40,270	Empire Co. Ltd. (Consumer Staples)	1,563,636
22,771	Enbridge, Inc. (Energy)	1,102,103
398	Fairfax Financial Holdings Ltd. (Financials)	685,385
2,692	FirstService Corp. (Real Estate)	542,125
52,104	George Weston Ltd. (Consumer Staples)	3,356,333
370	Gildan Activewear, Inc. (Consumer Discretionary)	20,207
38,723	Great-West Lifeco, Inc. (Financials)(a)	1,534,310
4,716	Hydro One Ltd. (Utilities)(b)	171,781
10,752	Keyera Corp. (Energy)	346,536
194,746	Loblaw Cos. Ltd. (Consumer Staples)	7,956,082
18,950	Metro, Inc. (Consumer Staples)	1,358,708
16,959	National Bank of Canada (Financials)	1,783,168
21,545	Open Text Corp. (Information Technology)	712,753
99,447	Power Corp. of Canada (Financials)	4,210,535
39,322	Quebecor, Inc., Class B (Communication Services)	1,195,169
23,345	Rogers Communications, Inc., Class B (Communication Services)	836,744
15,510	Royal Bank of Canada (Financials)	2,254,624
15,403	Stantec, Inc. (Industrials)	1,674,759
21,225	Sun Life Financial, Inc. (Financials)(a)	1,240,154
16,398	TC Energy Corp. (Energy)	854,208
10,773	Toronto-Dominion Bank (The) (Financials)	809,142

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Canada – (continued)
22,812	WSP Global, Inc. (Industrials)	$4,646,972

		52,874,999

Denmark – 0.0%
4,502	Coloplast A/S, Class B (Health Care)	432,604

Finland – 0.4%
79,781	Nordea Bank Abp (Financials)	1,217,724
38,708	Orion OYJ, Class B (Health Care)	3,089,989
61,199	Sampo OYJ, Class A (Financials)	702,438

		5,010,151

France – 2.1%
85,733	AXA SA (Financials)	3,992,949
70,823	Bouygues SA (Industrials)	3,037,397
87,823	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	3,179,508
109,626	Credit Agricole SA (Financials)	2,005,600
10,251	Danone SA (Consumer Staples)	854,075
70,436	Engie SA (Utilities)	1,458,459
8,964	L’Oreal SA (Consumer Staples)	4,174,915
454,973	Orange SA (Communication Services)	7,402,394
29,763	TotalEnergies SE (Energy)	1,863,813
12,160	Vinci SA (Industrials)	1,649,639

		29,618,749

Germany – 2.7%
8,594	Allianz SE (Financials)	3,633,414
9,101	Beiersdorf AG (Consumer Staples)	1,046,524
8,145	Deutsche Boerse AG (Financials)	2,398,687
112,557	Deutsche Post AG (Industrials)	5,122,365
222,801	Deutsche Telekom AG (Communication Services)	8,141,826
23,680	E.ON SE (Utilities)	422,553
46,886	Fresenius SE & Co. KGaA (Health Care)	2,546,986
767	Hannover Rueck SE (Financials)	223,366
13,635	Henkel AG & Co. KGaA (Consumer Staples)	1,047,760
44,602	Mercedes-Benz Group AG (Consumer Discretionary)	2,785,227
4,526	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Financials)	2,885,121
17,630	SAP SE (Information Technology)	4,781,346
17,012	Talanx AG (Financials)	2,345,700

		37,380,875

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – 0.0%
18,411	Hang Seng Bank Ltd. (Financials)	$263,087

Ireland – 0.3%
17,805	Accenture PLC, Class A (Information Technology)	4,628,766

Israel – 0.9%
82,849	Bank Hapoalim BM (Financials)	1,617,569
55,015	Bank Leumi Le-Israel BM (Financials)	1,056,035
18,176	Check Point Software Technologies Ltd. (Information Technology)*	3,510,513
19,015	First International Bank Of Israel Ltd. (The) (Financials)	1,346,864
105,631	Israel Discount Bank Ltd., Class A (Financials)	1,045,082
184,179	Mivne Real Estate KD Ltd. (Real Estate)	675,689
49,296	Mizrahi Tefahot Bank Ltd. (Financials)	3,220,516

		12,472,268

Italy – 1.4%
325,418	A2A SpA (Utilities)	818,178
68,714	Banca Mediolanum SpA (Financials)	1,389,827
121,822	Enel SpA (Utilities)	1,124,201
157,927	Eni SpA (Energy)	2,817,540
251,345	Generali (Financials)	9,814,498
157,500	Intesa Sanpaolo SpA (Financials)	990,902
91,751	Poste Italiane SpA (Financials)(b)	2,148,967
63,045	Snam SpA (Utilities)	384,025
28,048	Terna - Rete Elettrica Nazionale (Utilities)	282,209

		19,770,347

Japan – 4.7%
79,398	Aeon Co. Ltd. (Consumer Staples)	966,349
160,769	ANA Holdings, Inc. (Industrials)(a)	3,252,609
320,605	Asahi Kasei Corp. (Materials)	2,641,047
100,417	Bridgestone Corp. (Consumer Discretionary)	4,582,968
220,706	Canon, Inc. (Information Technology)	6,538,880
91,168	Central Japan Railway Co. (Industrials)	2,435,907
42,860	Chubu Electric Power Co., Inc. (Utilities)	594,041
236,218	Daiwa Securities Group, Inc. (Financials)	1,854,993
59,540	Haseko Corp. (Consumer Discretionary)	987,433

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
156,174	Japan Airlines Co. Ltd. (Industrials)(a)	$3,336,747
79,126	KDDI Corp. (Communication Services)	1,374,499
161,892	Kyushu Electric Power Co., Inc. (Utilities)	1,716,226
101,262	Lixil Corp. (Industrials)	1,323,837
14,590	Marui Group Co. Ltd. (Financials)	315,699
281,478	Mitsubishi HC Capital, Inc. (Financials)	2,320,648
20,461	NH Foods Ltd. (Consumer Staples)	775,518
42,967	Nichirei Corp. (Consumer Staples)	496,612
78,531	NIPPON EXPRESS HOLDINGS, Inc. (Industrials)	1,730,276
3,328,983	Nippon Telegraph & Telephone Corp. (Communication Services)	3,532,475
40,321	Nippon Television Holdings, Inc. (Communication Services)	1,064,150
80,571	Nisshin Seifun Group, Inc. (Consumer Staples)	982,272
9,660	Obic Co. Ltd. (Information Technology)	344,227
53,927	Oji Holdings Corp. (Materials)	298,164
143,407	Ono Pharmaceutical Co. Ltd. (Health Care)	1,618,426
2,515	Oracle Corp. Japan (Information Technology)	261,649
47,265	Osaka Gas Co. Ltd. (Utilities)	1,351,073
133,043	Otsuka Holdings Co. Ltd. (Health Care)	7,037,030
52,123	SCSK Corp. (Information Technology)	1,671,699
58,481	Sekisui Chemical Co. Ltd. (Industrials)	1,120,230
24,953	SG Holdings Co. Ltd. (Industrials)	270,052
12,072	Shimadzu Corp. (Information Technology)	297,802
6,982	Shimamura Co. Ltd. (Consumer Discretionary)	517,617
1,955,082	SoftBank Corp. (Communication Services)	3,038,650
17,558	Suntory Beverage & Food Ltd. (Consumer Staples)	545,306
98,274	Takeda Pharmaceutical Co. Ltd. (Health Care)	2,959,097
9,860	TIS, Inc. (Information Technology)	330,737
17,554	Tokyu Corp. (Industrials)	222,436
36,275	Tsuruha Holdings, Inc. (Consumer Staples)	561,327
18,111	West Japan Railway Co. (Industrials)	406,441

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
117,808	Yamada Holdings Co. Ltd. (Consumer Discretionary)	$372,781

		66,047,930

Netherlands – 1.7%
15,404	EXOR NV (Financials)	1,544,303
16,865	Heineken Holding NV (Consumer Staples)	1,195,287
91,218	ING Groep NV (Financials)	2,173,853
305,058	Koninklijke Ahold Delhaize NV (Consumer Staples)	12,229,672
388,451	Koninklijke KPN NV (Communication Services)	1,853,285
34,758	Wolters Kluwer NV (Industrials)	4,377,628

		23,374,028

New Zealand – 0.1%
26,526	Mainfreight Ltd. (Industrials)	928,926
4,243	Xero Ltd. (Information Technology)*	454,297

		1,383,223

Norway – 0.7%
88,503	DNB Bank ASA (Financials)	2,331,611
63,077	Gjensidige Forsikring ASA (Financials)	1,752,793
58,796	SpareBank 1 Sor-Norge ASA (Financials)	1,032,263
142,424	Storebrand ASA (Financials)	2,191,476
118,594	Telenor ASA (Communication Services)	1,978,249

		9,286,392

Singapore – 1.2%
31,987	DBS Group Holdings Ltd. (Financials)	1,259,535
67,008	Keppel Ltd. (Industrials)	456,992
306,561	Oversea-Chinese Banking Corp. Ltd. (Financials)	3,999,868
482,056	Singapore Airlines Ltd. (Industrials)	2,472,275
297,653	Singapore Exchange Ltd. (Financials)	3,844,201
353,182	Singapore Telecommunications Ltd. (Communication Services)	1,186,449
88,455	United Overseas Bank Ltd. (Financials)	2,426,135
114,199	UOL Group Ltd. (Real Estate)	663,120

		16,308,575

Spain – 1.1%
62,380	ACS Actividades de Construccion y Servicios SA (Industrials)	4,713,173
49,107	Aena SME SA (Industrials)(b)	1,422,050
3,312	Amadeus IT Group SA (Consumer Discretionary)	277,572
44,684	Endesa SA (Utilities)	1,361,962
98,078	Iberdrola SA (Utilities)	1,845,416

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Spain – (continued)
26,661	Naturgy Energy Group SA (Utilities)	$845,702
13,659	Redeia Corp. SA (Utilities)	265,559
987,253	Telefonica SA (Communication Services)	5,290,248

		16,021,682

Sweden – 0.9%
29,088	Axfood AB (Consumer Staples)	917,254
10,236	Essity AB, Class B (Consumer Staples)	276,390
138,502	Investor AB, Class A (Financials)	4,265,066
5,020	Securitas AB, Class B (Industrials)	76,763
51,554	Skandinaviska Enskilda Banken AB, Class A (Financials)	952,813
24,973	Skanska AB, Class B (Industrials)	619,441
72,860	Svenska Handelsbanken AB, Class A (Financials)	936,338
33,185	Swedbank AB, Class A (Financials)	933,214
106,212	Tele2 AB, Class B (Communication Services)	1,869,303
475,905	Telia Co. AB (Communication Services)	1,774,705

		12,621,287

Switzerland – 1.2%
2,974	Geberit AG (Industrials)	2,181,789
681	Schindler Holding AG (Industrials)	253,292
53,065	SGS SA (Industrials)	5,416,409
1,220	Swiss Life Holding AG (Financials)	1,319,167
2,154	Swisscom AG (Communication Services)	1,558,115
13,476	TE Connectivity PLC (Information Technology)	2,782,794
4,999	Zurich Insurance Group AG (Financials)	3,656,111

		17,167,677

United Kingdom – 3.5%
14,262	Admiral Group PLC (Financials)	698,682
39,069	Associated British Foods PLC (Consumer Staples)	1,140,138
9,555	AstraZeneca PLC (Health Care)	1,522,005
91,662	Auto Trader Group PLC (Communication Services)(b)	994,683
90,188	Aviva PLC (Financials)	793,965
64,936	BAE Systems PLC (Industrials)	1,541,886
54,474	British American Tobacco PLC (Consumer Staples)	3,080,039
31,817	Bunzl PLC (Industrials)	1,075,519
268,985	Centrica PLC (Utilities)	584,912

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
751,947	CK Hutchison Holdings Ltd. (Industrials)	$4,952,953
5,623	Coca-Cola Europacific Partners PLC (Consumer Staples)	499,660
22,588	Compass Group PLC (Consumer Discretionary)	766,600
7,984	DCC PLC (Industrials)	507,410
6,332	Halma PLC (Information Technology)	281,283
203,214	HSBC Holdings PLC (Financials)	2,599,187
52,734	Imperial Brands PLC (Consumer Staples)	2,224,309
2,557	InterContinental Hotels Group PLC (Consumer Discretionary)	309,259
477,798	J Sainsbury PLC (Consumer Staples)	1,932,714
16,835	Next PLC (Consumer Discretionary)	2,719,156
38,260	Pearson PLC (Consumer Discretionary)	556,714
3,613	Reckitt Benckiser Group PLC (Consumer Staples)	269,938
120,622	RELX PLC (Industrials)	5,615,821
349,737	Sage Group PLC (The) (Information Technology)	5,133,845
48,513	Smith & Nephew PLC (Health Care)	906,467
1,124,280	Tesco PLC (Consumer Staples)	6,420,638
2,305	Unilever PLC (Consumer Staples)	144,871
216,854	WPP PLC (Communication Services)	1,145,261

		48,417,915

United States – 69.0%
9,893	Abbott Laboratories (Health Care)	1,312,405
28,723	AbbVie, Inc. (Health Care)	6,043,319
14,949	Adobe, Inc. (Information Technology)*	5,332,308
58,224	Aflac, Inc. (Financials)	6,221,817
20,428	Alliant Energy Corp. (Utilities)	1,329,250
17,932	Allstate Corp. (The) (Financials)	3,648,265
56,753	Alphabet, Inc., Class A (Communication Services)	12,083,281
51,162	Alphabet, Inc., Class C (Communication Services)	10,924,622
54,199	Altria Group, Inc. (Consumer Staples)	3,642,715
92,759	Amazon.com, Inc. (Consumer Discretionary)*	21,241,811
38,193	Amdocs Ltd. (Information Technology)	3,268,175
20,312	Ameren Corp. (Utilities)	2,026,731
12,288	American Electric Power Co., Inc. (Utilities)	1,364,214

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
6,714	American Express Co. (Financials)	$2,224,214
18,812	American International Group, Inc. (Financials)	1,529,792
7,384	Ameriprise Financial, Inc. (Financials)	3,801,357
3,913	AMETEK, Inc. (Industrials)	723,122
71,523	Amphenol Corp., Class A (Information Technology)	7,785,994
8,223	Aon PLC, Class A (Financials)	3,017,841
198,980	Apple, Inc. (Information Technology)	46,191,217
43,634	Arch Capital Group Ltd. (Financials)	3,993,820
30,036	Archer-Daniels-Midland Co. (Consumer Staples)	1,881,455
5,986	Arthur J Gallagher & Co. (Financials)	1,812,262
390,499	AT&T, Inc. (Communication Services)	11,437,716
13,323	Atmos Energy Corp. (Utilities)	2,213,350
13,578	Autodesk, Inc. (Information Technology)*	4,272,997
4,720	Automatic Data Processing, Inc. (Industrials)	1,435,116
3,109	AutoZone, Inc. (Consumer Discretionary)*	13,053,230
89,283	Bank of America Corp. (Financials)	4,530,219
49,197	Bank of New York Mellon Corp. (The) (Financials)	5,195,203
4,854	Becton Dickinson & Co. (Health Care)	936,725
31,736	Berkshire Hathaway, Inc., Class B (Financials)*	15,962,573
30,725	Biogen, Inc. (Health Care)*	4,062,460
39,599	Boston Scientific Corp. (Health Care)*	4,177,695
476,623	BP PLC (Energy)	2,782,471
78,561	Bristol-Myers Squibb Co. (Health Care)	3,706,508
23,756	Broadcom, Inc. (Information Technology)	7,064,797
4,818	Broadridge Financial Solutions, Inc. (Industrials)	1,231,577
8,221	Cadence Design Systems, Inc. (Information Technology)*	2,880,885
45,768	Cardinal Health, Inc. (Health Care)	6,809,363
12,859	Cboe Global Markets, Inc. (Financials)	3,034,081
18,876	CDW Corp. (Information Technology)	3,110,010
26,789	Cencora, Inc. (Health Care)	7,811,940
50,699	CenterPoint Energy, Inc. (Utilities)	1,911,859
3,183	Charles Schwab Corp. (The) (Financials)	305,059

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
7,831	Cheniere Energy, Inc. (Energy) $	1,893,692
10,519	Chevron Corp. (Energy)	1,689,351
10,723	Chubb Ltd. (Financials)	2,949,576
14,483	Church & Dwight Co., Inc. (Consumer Staples)	1,349,236
16,611	Cigna Group (The) (Health Care)	4,997,752
16,319	Cincinnati Financial Corp. (Financials)	2,506,598
34,684	Cintas Corp. (Industrials)	7,284,681
135,421	Cisco Systems, Inc. (Information Technology)	9,356,237
69,003	Citigroup, Inc. (Financials)	6,663,620
21,413	Clorox Co. (The) (Consumer Staples)	2,531,017
9,449	CME Group, Inc. (Financials)	2,518,253
20,911	CMS Energy Corp. (Utilities)	1,496,600
34,786	Coca-Cola Co. (The) (Consumer Staples)	2,399,886
73,480	Cognizant Technology Solutions Corp., Class A (Information Technology)	5,308,930
106,926	Colgate-Palmolive Co. (Consumer Staples)	8,989,269
143,795	Comcast Corp., Class A (Communication Services)	4,884,716
4,477	Consolidated Edison, Inc. (Utilities)	439,776
6,667	Corpay, Inc. (Financials)*	2,171,242
14,675	Corteva, Inc. (Materials)	1,088,738
8,739	Costco Wholesale Corp. (Consumer Staples)	8,243,673
31,874	Coterra Energy, Inc. (Energy)	779,001
72,322	CVS Health Corp. (Health Care)	5,290,354
33,645	Dell Technologies, Inc., Class C (Information Technology)	4,109,737
5,166	Dominion Energy, Inc. (Utilities)	309,443
4,008	Domino’s Pizza, Inc. (Consumer Discretionary)	1,836,866
9,288	DTE Energy Co. (Utilities)	1,269,205
14,696	Duke Energy Corp. (Utilities)	1,800,113
3,309	Ecolab, Inc. (Materials)	916,725
20,776	Electronic Arts, Inc. (Communication Services)	3,572,433
6,989	Eli Lilly & Co. (Health Care)	5,120,002
23,776	Entergy Corp. (Utilities)	2,094,428
11,105	EOG Resources, Inc. (Energy)	1,386,126
10,541	Everest Group Ltd. (Financials)	3,603,757
32,836	Exelon Corp. (Utilities)	1,434,276
11,550	Expeditors International of Washington, Inc. (Industrials)	1,392,237
15,777	Experian PLC (Industrials)	816,811
28,727	Exxon Mobil Corp. (Energy)	3,283,209
192,938	Fastenal Co. (Industrials)	9,581,301
18,692	Ferguson Enterprises, Inc. (Industrials)	4,320,656

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
14,617	Fifth Third Bancorp (Financials)	$669,020
14,108	FirstEnergy Corp. (Utilities)	615,391
36,364	Fortive Corp. (Industrials)	1,740,381
77,132	Fox Corp., Class A (Communication Services)	4,604,780
46,851	Fox Corp., Class B (Communication Services)	2,555,722
11,938	Gartner, Inc. (Information Technology)*	2,998,706
21,089	Gen Digital, Inc. (Information Technology)	636,888
7,960	General Dynamics Corp. (Industrials)	2,583,577
12,707	General Electric Co. (Industrials)	3,496,966
36,766	General Mills, Inc. (Consumer Staples)	1,813,667
17,951	Genuine Parts Co. (Consumer Discretionary)	2,501,113
75,618	Gilead Sciences, Inc. (Health Care)	8,542,565
174,702	GSK PLC (Health Care)	3,428,353
61,187	Haleon PLC (Health Care)	299,997
42,300	Hartford Insurance Group, Inc. (The) (Financials)	5,596,713
4,977	HCA Healthcare, Inc. (Health Care)	2,010,509
319,530	Hewlett Packard Enterprise Co. (Information Technology)	7,211,792
904	Hilton Worldwide Holdings, Inc. (Consumer Discretionary)	249,558
22,219	Home Depot, Inc. (The) (Consumer Discretionary)	9,038,023
8,757	Hormel Foods Corp. (Consumer Staples)	222,778
121,197	HP, Inc. (Information Technology)	3,458,962
14,330	Illinois Tool Works, Inc. (Industrials)	3,792,435
11,777	Intercontinental Exchange, Inc. (Financials)	2,079,818
53,736	International Business Machines Corp. (Information Technology)	13,084,179
1,104	Intuit, Inc. (Information Technology)	736,368
47,241	Johnson & Johnson (Health Care)	8,369,688
38,334	JPMorgan Chase & Co. (Financials)	11,554,634
8,592	Kellanova (Consumer Staples)	683,064
9,853	Keurig Dr Pepper, Inc. (Consumer Staples)	286,624
21,175	Keysight Technologies, Inc. (Information Technology)*	3,460,630
23,309	Kimberly-Clark Corp. (Consumer Staples)	3,010,124
106,297	Kinder Morgan, Inc. (Energy)	2,867,893

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
141,302	Kraft Heinz Co. (The) (Consumer Staples)	$3,952,217
128,633	Kroger Co. (The) (Consumer Staples)	8,726,463
6,800	L3Harris Technologies, Inc. (Industrials)	1,887,816
7,185	Labcorp Holdings, Inc. (Health Care)	1,997,358
23,125	Leidos Holdings, Inc. (Industrials)	4,183,775
290	Linde PLC (Materials)	138,704
1,741	Lockheed Martin Corp. (Industrials)	793,252
62,870	Loews Corp. (Financials)	6,085,816
36,378	Lowe’s Cos., Inc. (Consumer Discretionary)	9,387,707
2,358	Markel Group, Inc. (Financials)*	4,619,463
28,348	Marsh & McLennan Cos., Inc. (Financials)	5,834,302
20,137	Mastercard, Inc., Class A (Financials)	11,987,355
13,399	McDonald’s Corp. (Consumer Discretionary)	4,201,122
11,575	McKesson Corp. (Health Care)	7,947,858
2,946	Medtronic PLC (Health Care)	273,418
53,331	Merck & Co., Inc. (Health Care)	4,486,204
21,573	Meta Platforms, Inc., Class A (Communication Services)	15,935,975
26,559	MetLife, Inc. (Financials)	2,160,840
84,103	Microsoft Corp. (Information Technology)	42,614,149
894	Mid-America Apartment Communities, Inc. REIT (Real Estate)	130,363
24,211	Mondelez International, Inc., Class A (Consumer Staples)	1,487,524
24,285	Monster Beverage Corp. (Consumer Staples)*	1,515,627
14,224	Moody’s Corp. (Financials)	7,250,826
23,959	Motorola Solutions, Inc. (Information Technology)	11,319,669
11,440	Nasdaq, Inc. (Financials)	1,083,826
42,551	NetApp, Inc. (Information Technology)	4,799,327
1,782	Netflix, Inc. (Communication Services)*	2,153,102
21,463	Northern Trust Corp. (Financials)	2,817,663
555	Northrop Grumman Corp. (Industrials)	327,472
34,450	Novartis AG (Health Care)	4,361,382
216,847	NVIDIA Corp. (Information Technology)	37,770,410
201	NVR, Inc. (Consumer Discretionary)*	1,631,648
68,588	Occidental Petroleum Corp. (Energy)	3,265,475

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
10,926	ONEOK, Inc. (Energy)	$834,528
7,656	Oracle Corp. (Information Technology)	1,731,251
158,066	O’Reilly Automotive, Inc. (Consumer Discretionary)*	16,388,283
15,584	Otis Worldwide Corp. (Industrials)	1,346,146
17,179	PACCAR, Inc. (Industrials)	1,717,556
3,849	Packaging Corp. of America (Materials)	838,928
9,864	Palantir Technologies, Inc., Class A (Information Technology)*	1,545,787
11,046	Paychex, Inc. (Industrials)	1,540,420
30,488	PepsiCo, Inc. (Consumer Staples)	4,532,041
20,979	Philip Morris International, Inc. (Consumer Staples)	3,506,220
7,475	PNC Financial Services Group, Inc. (The) (Financials)	1,550,614
9,266	PPG Industries, Inc. (Materials)	1,030,657
48,062	PPL Corp. (Utilities)	1,752,821
11,795	Principal Financial Group, Inc. (Financials)	949,615
33,100	Procter & Gamble Co. (The) (Consumer Staples)	5,198,024
17,560	Progressive Corp. (The) (Financials)	4,338,374
24,027	Prudential Financial, Inc. (Financials)	2,634,801
13,766	Public Service Enterprise Group, Inc. (Utilities)	1,133,355
15,526	QUALCOMM, Inc. (Information Technology)	2,495,494
19,854	Quest Diagnostics, Inc. (Health Care)	3,606,281
3,858	Raymond James Financial, Inc. (Financials)	653,700
23,717	Republic Services, Inc. (Industrials)	5,549,067
8,142	Roche Holding AG (Health Care)	2,793,988
9,068	Roche Holding AG (Health Care)	2,954,008
107,138	Rollins, Inc. (Industrials)	6,057,583
5,492	Roper Technologies, Inc. (Information Technology)	2,890,495
6,845	Ross Stores, Inc. (Consumer Discretionary)	1,007,310
73,765	Royalty Pharma PLC, Class A (Health Care)	2,654,065
21,585	RTX Corp. (Industrials)	3,423,381
5,829	Salesforce, Inc. (Information Technology)	1,493,681
6,718	Sherwin-Williams Co. (The) (Materials)	2,457,646
4,484	Snap-on, Inc. (Industrials)	1,458,376
20,842	Southern Co. (The) (Utilities)	1,923,717

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
46,160	SS&C Technologies Holdings, Inc. (Industrials)	$4,092,546
37,113	State Street Corp. (Financials)	4,266,882
2,048	Stryker Corp. (Health Care)	801,608
18,117	Swiss Re AG (Financials)	3,285,343
76,488	Sysco Corp. (Consumer Staples)	6,154,989
6,779	T. Rowe Price Group, Inc. (Financials)	729,556
947	Tesla, Inc. (Consumer Discretionary)*	316,175
488	Thermo Fisher Scientific, Inc. (Health Care)	240,447
79,075	TJX Cos., Inc. (The) (Consumer Discretionary)	10,802,436
18,088	T-Mobile US, Inc. (Communication Services)	4,557,995
68,310	Tractor Supply Co. (Consumer Discretionary)	4,218,826
231	TransDigm Group, Inc. (Industrials)	323,141
10,812	Travelers Cos., Inc. (The) (Financials)	2,935,566
63,150	Tyson Foods, Inc., Class A (Consumer Staples)	3,585,657
15,275	UnitedHealth Group, Inc. (Health Care)	4,733,264
16,911	Ventas, Inc. REIT (Real Estate)	1,151,301
29,393	VeriSign, Inc. (Information Technology)	8,035,164
8,579	Verisk Analytics, Inc. (Industrials)	2,300,202
177,389	Verizon Communications, Inc. (Communication Services)	7,845,915
2,886	Vertex Pharmaceuticals, Inc. (Health Care)*	1,128,484
31,049	Visa, Inc., Class A (Financials)	10,922,417
56,079	W R Berkley Corp. (Financials)	4,020,304
9,101	W.W. Grainger, Inc. (Industrials)	9,223,864
207,644	Walmart, Inc. (Consumer Staples)	20,137,315
13,435	Walt Disney Co. (The) (Communication Services)	1,590,435
9,168	Warner Music Group Corp., Class A (Communication Services)	305,753
15,508	Waste Management, Inc. (Industrials)	3,510,856
17,955	WEC Energy Group, Inc. (Utilities)	1,912,387
28,411	Wells Fargo & Co. (Financials)	2,334,816
14,169	Welltower, Inc. REIT (Real Estate)	2,384,359
13,262	Westinghouse Air Brake Technologies Corp. (Industrials)	2,566,197
43,675	Williams Cos., Inc. (The) (Energy)	2,527,909
2,906	Willis Towers Watson PLC (Financials)	949,652

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description		Value

Common Stocks – (continued)

United States – (continued)
20,311	Xcel Energy, Inc. (Utilities)		$1,470,313
46,763	Yum! Brands, Inc. (Consumer Discretionary)		6,872,758
21,438	Zimmer Biomet Holdings, Inc. (Health Care)		2,274,572
15,232	Zoetis, Inc. (Health Care)		2,382,285

			963,214,272

TOTAL COMMON STOCKS (Cost $1,070,449,584)			1,387,569,338

Shares	Description	Rate	Value

Preferred Stocks – 0.2%

Germany – 0.2%
25,095	Henkel AG & Co. KGaA (Consumer Staples)	2.83%	2,116,670
24,890	Porsche Automobil Holding SE (Consumer Discretionary)	5.25	1,060,178

TOTAL PREFERRED STOCKS (Cost $3,011,374)			3,176,848

Shares	Dividend Rate		Value

Investment Company – 0.2%(c)
Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Shares
3,289,004	4.114%		3,289,004
(Cost $3,289,004)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,076,749,962)			1,394,035,190

Securities Lending Reinvestment Vehicle – 0.4%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
6,105,075	4.154%		6,105,075
(Cost $6,105,075)

TOTAL INVESTMENTS – 100.2% (Cost $1,082,855,037)			$1,400,140,265

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(3,451,785)

NET ASSETS – 100.0%			$1,396,688,480

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	21.1%
Information Technology	19.9
Consumer Staples	11.9
Industrials	11.4
Health Care	9.8
Consumer Discretionary	9.8
Communication Services	9.2
Utilities	3.1
Energy	2.0
Materials	0.8
Real Estate	0.4
Investment Company	0.2
Securities Lending Reinvestment Vehicle	0.4

TOTAL INVESTMENTS	100.0%

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI EAFE E-Mini Index	6	09/19/25	$816,330	$19,551
S&P 500 E-Mini Index	6	09/19/25	1,941,825	112,639

Total Futures Contracts				$132,190

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities August 31, 2025

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF

Assets:

Investments in unaffiliated issuers, at value (cost $765,125,780, $90,931,925, $2,981,548,667 and $49,426,686, respectively)(a)	$1,057,491,740	$108,826,398	$4,197,951,974	$62,008,316
Investments in affiliated issuers, at value (cost $2,257,838, $98,599, $8,060,169 and $31,345, respectively)	2,257,838	98,599	8,060,169	31,345
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	9,440,420	893,934	66,146,693	1,028,582
Foreign Currency, at value (cost $6,740,289, $10,147, $1,426,134 and $–, respectively)	6,773,941	11,387	1,991,821	—
Receivables:
Dividends	1,891,926	156,810	7,005,952	62,167
Foreign tax reclaims	251,373	89,539	4,937,577	12,742
Reimbursement from investment adviser	16,882	—	—	—
Securities lending income	12,745	476	50,110	230
Collateral on certain derivative contracts	—	14,702	597,936	3,267

Total assets	1,078,136,865	110,091,845	4,286,742,232	63,146,649

Liabilities:

Variation margin on futures contracts	—	1,215	111,660	440
Payables:
Payable upon return of securities loaned	9,440,420	893,934	66,146,693	1,028,582
Foreign capital gains taxes	6,003,708	—	—	—
Investments purchased	2,510,897	—	563,733	—
Management fees	162,620	10,550	405,375	5,956
Foreign bank overdraft (cost $–, $–, $– and $127, respectively)	—	—	—	127
Accrued expenses	891,823	—	—	—

Total liabilities	19,009,468	905,699	67,227,461	1,035,105

Net Assets:

Paid-in capital	834,470,590	96,195,896	3,330,526,149	52,305,945
Total distributable earnings	224,656,807	12,990,250	888,988,622	9,805,599

NET ASSETS	$1,059,127,397	$109,186,146	$4,219,514,771	$62,111,544

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	27,650,000	2,550,000	103,700,000	1,400,000

Net asset value per share:	$38.30	$42.82	$40.69	$44.37

(a)

Includes loaned securities having a market value of $7,863,529, $847,721, $61,938,218 and $962,586 for ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF, respectively.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued) August 31, 2025

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Assets:

Investments in unaffiliated issuers, at value (cost $8,582,012,368, $511,985,106 and $1,073,460,958, respectively)(a)	$14,178,225,817	$624,271,989	$1,390,746,186
Investments in affiliated issuers, at value (cost $8,520,556, $6,147,842 and $3,289,004, respectively)	8,520,556	6,147,842	3,289,004
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	28,030,086	10,633,875	6,105,075
Foreign Currency, at value (cost $–, $– and $79,137, respectively)	—	—	79,157
Receivables:
Dividends	11,084,172	531,162	1,705,464
Fund shares sold	6,335,138	—	—
Securities lending income	19,553	29,142	5,957
Investments sold	—	582,725	—
Collateral on certain derivative contracts	—	537,113	167,949
Foreign tax reclaims	—	275	846,850

Total assets	14,232,215,322	642,734,123	1,402,945,642

Liabilities:

Variation margin on futures contracts	—	33,140	18,614
Payables:
Payable upon return of securities loaned	28,030,086	10,633,875	6,105,075
Investments purchased	6,335,129	642,004	257
Management fees	487,288	46,914	133,216

Total liabilities	34,852,503	11,355,933	6,257,162

Net Assets:

Paid-in capital	9,788,289,100	589,477,896	1,125,788,289
Total distributable earnings	4,409,073,719	41,900,294	270,900,191

NET ASSETS	$14,197,362,819	$631,378,190	$1,396,688,480

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	112,052,500	8,500,000	24,800,000

Net asset value per share:	$126.70	$74.28	$56.32

(a)

Includes loaned securities having a market value of $27,218,235, $10,097,134 and $5,365,611 for ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2025

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,542,057, $468,523, $14,205,589 and $100,307, respectively)	$26,278,535	$2,891,654	$117,051,233	$775,062

Dividends — affiliated issuers	406,421	17,940	533,968	4,197

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	80,248	15,477	891,482	5,732

Total Investment Income	26,765,204	2,925,071	118,476,683	784,991

Expenses:

Management fees	3,765,311	188,662	9,408,684	82,411

Custody, accounting and administrative services	1,089,477	—	—	—

Professional fees	280,000	—	—	—

Printing and mailing costs	220,238	—	—	—

Registration fees	138,705	—	—	—

Trustee fees	32,054	25,708	49,993	19,994

Other	10,496	—	—	—

Total expenses	5,536,281	214,370	9,458,677	102,405

Less — expense reductions	(1,316,938)	(756)	(22,061)	(175)

Net expenses	4,219,343	213,614	9,436,616	102,230

NET INVESTMENT INCOME	22,545,861	2,711,457	109,040,067	682,761

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	17,835,723	(962,390)	(7,484,318)	(587,432)

Futures contracts	507,230	42,080	1,772,761	15,334

Foreign currency transactions	(464,054)	(3,206)	(264,530)	4,256

In-kind redemptions	3,764,516	943,587	144,354,375	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $5,361,907, $–, $– and $–, respectively)	112,480,354	14,181,489	348,301,744	7,677,284

Futures contracts	—	(1,118)	(346,409)	6,152

Foreign currency translations	73,805	3,860	114,991	(2,828)

Net realized and unrealized gain	134,197,574	14,204,302	486,448,614	7,112,766

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$156,743,435	$16,915,759	$595,488,681	$7,795,527

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2025

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,148, $20,875 and $1,690,895, respectively)	$160,247,362	$7,247,869	$24,440,768

Dividends — affiliated issuers	709,191	172,627	95,494

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	40,690	180,948	144,994

Total Investment Income	160,997,243	7,601,444	24,681,256

Expenses:

Management fees	11,804,846	1,044,978	2,864,015

Trustee fees	105,733	30,526	34,099

Total expenses	11,910,579	1,075,504	2,898,114

Less — expense reductions	(28,442)	(7,123)	(3,892)

Net expenses	11,882,137	1,068,381	2,894,222

NET INVESTMENT INCOME	149,115,106	6,533,063	21,787,034

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(169,673,266)	(23,621,459)	(5,942,189)

In-kind redemptions	1,181,861,463	25,798,787	20,727,015

Futures contracts	(43,081)	4,658	414,371

Foreign currency transactions	—	—	27,059

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	814,568,230	41,168,204	127,407,192

Futures contracts	(112,020)	412,127	87,371

Foreign currency translations	—	—	990

Net realized and unrealized gain	1,826,601,326	43,762,317	142,721,809

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,975,716,432	$50,295,380	$164,508,843

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF		ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$22,545,861	$23,394,286	$2,711,457	$362,139

Net realized gain (loss)	21,643,415	(15,886,167)	20,071	(26,367)

Net change in unrealized gain	112,554,159	114,758,311	14,184,231	2,872,386

Net increase in net assets resulting from operations	156,743,435	122,266,430	16,915,759	3,208,158

Distributions to shareholders:

From distributable earnings	(22,003,213)	(12,364,152)	(2,581,711)	(332,282)

From share transactions:

Proceeds from sales of shares	45,930,496	5,715,467	56,343,369	29,280,613

Cost of shares redeemed	(64,544,215)	(142,324,464)	(3,534,596)	(1,700,198)

Net increase (decrease) in net assets resulting from share transactions	(18,613,719)	(136,608,997)	52,808,773	27,580,415

TOTAL INCREASE (DECREASE)	116,126,503	(26,706,719)	67,142,821	30,456,291

Net Assets:

Beginning of year	$943,000,894	$969,707,613	$42,043,325	$11,587,034

End of year	$1,059,127,397	$943,000,894	$109,186,146	$42,043,325

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF		ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$109,040,067	$92,895,316	$682,761	$344,552

Net realized gain (loss)	138,378,288	(22,638,371)	(567,842)	(496,403)

Net change in unrealized gain	348,070,326	527,471,286	7,680,608	3,177,337

Net increase in net assets resulting from operations	595,488,681	597,728,231	7,795,527	3,025,486

Distributions to shareholders:

From distributable earnings	(118,651,713)	(92,008,656)	(693,894)	(354,819)

From share transactions:

Proceeds from sales of shares	270,850,309	46,484,328	31,248,097	7,419,872

Cost of shares redeemed	(314,708,326)	(16,729,868)	–	–

Net increase (decrease) in net assets resulting from share transactions	(43,858,017)	29,754,460	31,248,097	7,419,872

TOTAL INCREASE	432,978,951	535,474,035	38,349,730	10,090,539

Net Assets:

Beginning of year	$3,786,535,820	$3,251,061,785	$23,761,814	$13,671,275

End of year	$4,219,514,771	$3,786,535,820	$62,111,544	$23,761,814

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Large Cap Equity ETF		ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$ 149,115,106	$ 153,501,862	$ 6,533,063	$ 6,538,748

Net realized gain	1,012,145,116	797,272,583	2,181,986	24,844,142

Net change in unrealized gain	814,456,210	1,858,466,408	41,580,331	55,473,298

Net increase in net assets resulting from operations	1,975,716,432	2,809,240,853	50,295,380	86,856,188

Distributions to shareholders:

From distributable earnings	(151,104,370)	(157,684,522)	(7,159,099)	(6,791,933)

From share transactions:

Proceeds from sales of shares	1,819,423,315	772,702,058	120,867,951	53,050,343

Cost of shares redeemed	(2,167,839,667)	(2,113,564,319)	(47,489,190)	(101,090,288)

Net increase (decrease) in net assets resulting from share transactions	(348,416,352)	(1,340,862,261)	73,378,761	(48,039,945)

TOTAL INCREASE	1,476,195,710	1,310,694,070	116,515,042	32,024,310

Net Assets:

Beginning of year	$ 12,721,167,109	$ 11,410,473,039	$ 514,863,148	$ 482,838,838

End of year	$ 14,197,362,819	$ 12,721,167,109	$ 631,378,190	$ 514,863,148

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® World Low Vol Plus Equity ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$21,787,034	$16,640,225

Net realized gain	15,226,256	1,358,501

Net change in unrealized gain	127,495,553	165,421,128

Net increase in net assets resulting from operations	164,508,843	183,419,854

Distributions to shareholders:

From distributable earnings	(20,846,784)	(16,305,859)

From share transactions:

Proceeds from sales of shares	315,273,854	173,772,285

Cost of shares redeemed	(63,072,957)	(62,814,367)

Net increase in net assets resulting from share transactions	252,200,897	110,957,918

TOTAL INCREASE	395,862,956	278,071,913

Net Assets:

Beginning of year	$1,000,825,524	$722,753,611

End of year	$1,396,688,480	$1,000,825,524

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$33.38	$29.61	$29.42	$39.33	$33.28

Net investment income(a)	0.82	0.76	0.91	1.13	0.67

Net realized and unrealized gain (loss)	4.92	3.39	0.06	(9.55)	6.07

Total from investment operations	5.74	4.15	0.97	(8.42)	6.74

Distributions to shareholders from net investment income	(0.82)	(0.38)	(0.78)	(1.49)	(0.69)

Net asset value, end of year	$38.30	$33.38	$29.61	$29.42	$39.33

Market price, end of year	$38.48	$33.26	$29.48	$29.03	$39.16

Total Return at Net Asset Value(b)	17.72%	14.16%	3.50%	(21.97)%	20.49%

Net assets, end of year (in 000’s)	$1,059,127	$943,001	$969,708	$1,025,208	$1,388,289

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%

Ratio of total expenses to average net assets	0.59%	0.54%	0.52%	0.51%	0.51%

Ratio of net investment income to average net assets	2.40%	2.48%	3.15%	3.29%	1.76%

Portfolio turnover rate(c)	32%	28%	21%	18%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$38.22	$33.11	$27.47	$37.99	$29.85

Net investment income(a)	1.23	0.87	1.16	1.01	0.84

Net realized and unrealized gain (loss)	4.42	5.10	5.50	(10.29)	8.15

Total from investment operations	5.65	5.97	6.66	(9.28)	8.99

Distributions to shareholders from net investment income	(1.05)	(0.86)	(1.02)	(1.24)	(0.85)

Net asset value, end of year	$42.82	$38.22	$33.11	$27.47	$37.99

Market price, end of year	$42.82	$38.34	$33.05	$27.26	$38.05

Total Return at Net Asset Value(b)	15.00%	18.23%	24.40%	(24.81)%	30.45%

Net assets, end of year (in 000’s)	$109,186	$42,043	$11,587	$12,363	$20,893

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	3.16%	2.47%	3.74%	2.98%	2.47%

Portfolio turnover rate(c)	26%	28%	14%	19%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® International Equity ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$35.99	$31.20	$27.64	$35.76	$28.72

Net investment income(a)	1.05	0.88	0.92	0.96	0.75

Net realized and unrealized gain (loss)	4.79	4.78	3.55	(8.07)	6.97

Total from investment operations	5.84	5.66	4.47	(7.11)	7.72

Distributions to shareholders from net investment income	(1.14)	(0.87)	(0.91)	(1.01)	(0.68)

Net asset value, end of year	$40.69	$35.99	$31.20	$27.64	$35.76

Market price, end of year	$40.61	$35.95	$31.21	$27.52	$35.75

Total Return at Net Asset Value(b)	16.61%	18.44%	16.40%	(20.18)%	27.12%

Net assets, end of year (in 000’s)	$4,219,515	$3,786,536	$3,251,062	$2,720,037	$3,093,235

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.88%	2.70%	3.08%	2.97%	2.31%

Portfolio turnover rate(c)	22%	28%	14%	18%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$39.60	$34.18	$30.15	$37.91	$32.60

Net investment income(a)	0.66	0.68	0.69	0.70	0.60

Net realized and unrealized gain (loss)	4.70	5.48	3.99	(7.75)	5.25

Total from investment operations	5.36	6.16	4.68	(7.05)	5.85

Distributions to shareholders from net investment income	(0.59)	(0.74)	(0.65)	(0.71)	(0.54)

Net asset value, end of year	$44.37	$39.60	$34.18	$30.15	$37.91

Market price, end of year	$43.99	$39.77	$34.18	$29.78	$37.75

Total Return at Net Asset Value(b)	13.76%	18.29%	15.69%	(18.76)%	18.02%

Net assets, end of year (in 000’s)	$62,112	$23,762	$13,671	$12,059	$15,163

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	1.67%	1.86%	2.19%	2.03%	1.64%

Portfolio turnover rate(c)	23%	25%	17%	21%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$110.95	$88.55	$78.36	$90.95	$70.70

Net investment income(a)	1.31	1.27	1.23	1.17	0.96

Net realized and unrealized gain (loss)	15.77	22.42	10.21	(12.61)	20.21

Total from investment operations	17.08	23.69	11.44	(11.44)	21.17

Distributions to shareholders from net investment income	(1.33)	(1.29)	(1.25)	(1.15)	(0.92)

Net asset value, end of year	$126.70	$110.95	$88.55	$78.36	$90.95

Market price, end of year	$126.77	$110.96	$88.57	$78.33	$90.91

Total Return at Net Asset Value(b)	15.51%	26.98%	14.83%	(12.70)%	30.21%

Net assets, end of year (in 000’s)	$14,197,363	$12,721,167	$11,410,473	$11,616,494	$13,769,847

Ratio of net expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.13%	1.31%	1.53%	1.36%	1.22%

Portfolio turnover rate(c)	19%	17%	11%	12%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023		2022		2021

Per Share Operating Performance:

Net asset value, beginning of year	$69.11	$58.88	$55.87		$64.97		$43.57

Net investment income(a)	0.83	0.83	0.84	(b)	0.74	(c)	0.53	(d)

Net realized and unrealized gain (loss)	5.26	10.26	2.97		(9.07)		21.35

Total from investment operations	6.09	11.09	3.81		(8.33)		21.88

Distributions to shareholders from net investment income	(0.92)	(0.86)	(0.80)		(0.77)		(0.48)

Net asset value, end of year	$74.28	$69.11	$58.88		$55.87		$64.97

Market price, end of year	$74.29	$69.13	$58.85		$55.92		$64.94

Total Return at Net Asset Value(e)	8.94%	19.00%	6.95%		(12.95)%		50.45%

Net assets, end of year (in 000’s)	$630,898	$514,863	$482,839		$483,270		$412,543

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%		0.20%		0.20%

Ratio of net investment income to average net assets	1.21%	1.35%	1.49	%(b)	1.22	%(c)	0.90	%(d)

Portfolio turnover rate(f)	30%	24%	17%		20%		25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.23 per share and 0.41% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.21 per share and 0.34% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.16% of average net assets.
(e)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® World Low Vol Plus Equity ETF

	For the Fiscal Year Ended August 31,			For the Period March 15, 2022* to August 31, 2022
	2025	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$50.29	$41.30	$37.97	$40.57

Net investment income(a)	0.98	0.90	0.87	0.47

Net realized and unrealized gain (loss)	5.98	8.98	3.30	(2.76)

Total from investment operations	6.96	9.88	4.17	(2.29)

Distributions to shareholders from net investment income	(0.93)	(0.89)	(0.84)	(0.31)

Net asset value, end of period	$56.32	$50.29	$41.30	$37.97

Market price, end of period	$56.40	$50.29	$41.34	$37.98

Total Return at Net Asset Value(b)	14.02%	24.22%	11.15%	(5.65)%

Net assets, end of period (in 000’s)	$1,396,688	$1,000,826	$722,754	$558,112

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25	%(c)

Ratio of net investment income to average net assets	1.88%	2.02%	2.22%	2.54	%(c)

Portfolio turnover rate(d)	22%	25%	31%	13%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements August 31, 2025

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	Diversified

Goldman Sachs ActiveBeta® Europe Equity ETF	Diversified

Goldman Sachs ActiveBeta® International Equity ETF	Diversified

Goldman Sachs ActiveBeta® Japan Equity ETF	Diversified

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	Diversified

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	Diversified

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for ActiveBeta® World Low Vol Plus Equity ETF, which is listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly, with the exception of ActiveBeta® Europe Equity ETF and ActiveBeta® Japan Equity ETF, which are paid semiannually. Capital gains distributions, if any, are declared and paid at least annually. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include ETFs and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s financial statements at SEC.gov.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received,

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Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2025:

ActiveBeta® Emerging Markets Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Africa	$40,762,127	$—	$—
Asia	873,929,189	15,799,746	—
Europe	41,062,344	—	—
North America	17,898,478	—	—
South America	47,025,082	12,778,850	—
Exchange-Traded Fund	8,235,924	—	—
Investment Company	2,257,838	—	—
Securities Lending Reinvestment Vehicle	9,440,420	—	—

Total	$1,040,611,402	$28,578,596	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ActiveBeta® Europe Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Africa	$89,961	$—	$—
Asia	425,487	—	—
Europe	94,220,161	754,805	—
North America	12,422,515	—	—
Oceania	677,833	—	—
South America	235,636	—	—
Investment Company	98,599	—	—
Securities Lending Reinvestment Vehicle	893,934	—	—

Total	$109,064,126	$754,805	$—

Derivative Type

Assets

Futures Contracts(b)	$999	$—	$—

ActiveBeta® International Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Africa	$1,261,749	$—	$—
Asia	1,029,715,621	—	—
Europe	2,186,519,657	17,340,917	—
North America	701,053,276	1,312,300	—
Oceania	250,549,602	—	—
South America	10,198,852	—	—
Investment Company	8,060,169	—	—
Securities Lending Reinvestment Vehicle	66,146,693	—	—

Total	$4,253,505,619	$18,653,217	$—

Derivative Type

Assets

Futures Contracts(b)	$307,672	$—	$—

ActiveBeta® Japan Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Asia	$62,008,316	$—	$—
Investment Company	31,345	—	—
Securities Lending Reinvestment Vehicle	1,028,582	—	—

Total	$63,068,243	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$5,572	$—	$—

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Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ActiveBeta® U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Europe	$62,809,857	$—	$—
North America	14,115,415,960	—	—
Investment Company	8,520,556	—	—
Securities Lending Reinvestment Vehicle	28,030,086	—	—

Total	$14,214,776,459	$—	$—

ActiveBeta® U.S. Small Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Africa	$713,470	$—	$—
Asia	2,912,791	—	—
Europe	5,243,285	—	—
North America	613,929,652	—	22,012
Oceania	225,161	—	—
South America	1,225,618	—	—
Investment Company	6,147,842	—	—
Securities Lending Reinvestment Vehicle	10,633,875	—	—

Total	$641,031,694	$—	$22,012

Derivative Type

Assets

Futures Contracts(b)	$401,702	$—	$—

ActiveBeta® World Low Vol Plus Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Asia	$95,091,860	$—	$—
Europe	232,297,273	3,176,848	—
North America	1,016,089,271	—	—
Oceania	43,345,517	—	—
South America	745,417	—	—
Investment Company	3,289,004	—	—
Securities Lending Reinvestment Vehicle	6,105,075	—	—

Total	$1,396,963,417	$3,176,848	$—

Derivative Type

Assets

Futures Contracts(b)	$132,190	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2025. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ActiveBeta® Europe Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$999	Variation margin on futures contracts	$—

ActiveBeta® International Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$307,672	Variation margin on futures contracts	$—

ActiveBeta® Japan Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$5,572	Variation margin on futures contracts	$—

ActiveBeta® U.S. Small Cap Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$401,702	Variation margin on futures contracts	$—

ActiveBeta® World Low Vol Plus Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$132,190	Variation margin on futures contracts	$—

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2025 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2025. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

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Notes to Financial Statements (continued) August 31, 2025

4. INVESTMENTS IN DERIVATIVES (continued)

ActiveBeta® Emerging Markets Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$507,230	$—

ActiveBeta® Europe Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	42,080	(1,118)

ActiveBeta® International Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,772,761	(346,409)

ActiveBeta® Japan Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	15,334	6,152

ActiveBeta® U.S. Large Cap Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(43,081)	(112,020)

ActiveBeta® U.S. Small Cap Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,658	412,127

ActiveBeta® World Low Vol Plus Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	414,371	87,371

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4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended August 31, 2025, the relevant values for each derivative type was as follows:

Fund	Average Number of Contracts(a)

ActiveBeta® Emerging Markets Equity ETF	52

ActiveBeta® Europe Equity ETF	10

ActiveBeta® International Equity ETF	132

ActiveBeta® Japan Equity ETF	14

ActiveBeta® U.S. Large Cap Equity ETF	34

ActiveBeta® U.S. Small Cap Equity ETF	32

ActiveBeta® World Low Vol Plus Equity ETF	9

(a)

Amounts disclosed represent average number of contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2025.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2025, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee

ActiveBeta® Europe Equity ETF	0.25%

ActiveBeta® International Equity ETF	0.25%

ActiveBeta® Japan Equity ETF	0.25%

ActiveBeta® U.S. Large Cap Equity ETF	0.09%

ActiveBeta® U.S. Small Cap Equity ETF	0.20%

ActiveBeta® World Low Vol Plus Equity ETF	0.25%

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Notes to Financial Statements (continued) August 31, 2025

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2025, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	0.40%

B.  Management Waiver — The ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Treasury Obligations Fund. For the fiscal year ended August 31, 2025, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

ActiveBeta® Emerging Markets Equity ETF	$16,633

ActiveBeta® Europe Equity ETF	756

ActiveBeta® International Equity ETF	22,061

ActiveBeta® Japan Equity ETF	175

ActiveBeta® U.S. Large Cap Equity ETF	28,442

ActiveBeta® U.S. Small Cap Equity ETF	7,123

ActiveBeta® World Low Vol Plus Equity ETF	3,892

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended August 31, 2025, these expense reimbursements amounted to $1,300,305.

D.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in The Goldman Sachs Financial Square Treasury Obligations Fund for the fiscal year ended August 31, 2025:

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

ActiveBeta® Emerging Markets Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$33,344,079	$160,500,583	$(191,586,824)	$2,257,838	2,257,838	$406,421

ActiveBeta® Europe Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	100,696	4,906,681	(4,908,778)	98,599	98,599	17,940

ActiveBeta® International Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	14,915,804	336,150,081	(343,005,716)	8,060,169	8,060,169	533,968

ActiveBeta® Japan Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	63,992	1,098,048	(1,130,695)	31,345	31,345	4,197

ActiveBeta® U.S. Large Cap Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	11,120,844	173,863,332	(176,463,620)	8,520,556	8,520,556	709,191

ActiveBeta® U.S. Small Cap Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	2,136,174	29,776,730	(25,765,062)	6,147,842	6,147,842	172,627

ActiveBeta® World Low Vol Plus Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Shares
	1,037,620	31,847,352	(29,595,968)	3,289,004	3,289,004	95,494

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Notes to Financial Statements (continued) August 31, 2025

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

  Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,350,000	$45,930,496	150,000	$5,715,467

Shares redeemed	(1,950,000)	(64,544,215)	(4,650,000)	(142,324,464)

NET DECREASE IN SHARES	(600,000)	$(18,613,719)	(4,500,000)	$(136,608,997)

	Goldman Sachs ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,550,000	$56,343,369	800,000	$29,280,613

Shares redeemed	(100,000)	(3,534,596)	(50,000)	(1,700,198)

NET INCREASE IN SHARES	1,450,000	$52,808,773	750,000	$27,580,415

	Goldman Sachs ActiveBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	7,100,000	$270,850,309	1,500,000	$46,484,328

Shares redeemed	(8,600,000)	(314,708,326)	(500,000)	(16,729,868)

NET INCREASE (DECREASE) IN SHARES	(1,500,000)	$(43,858,017)	1,000,000	$29,754,460

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	Goldman Sachs ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	800,000	$31,248,097	200,000	$7,419,872

Shares redeemed	—	—	—	—

NET INCREASE IN SHARES	800,000	$31,248,097	200,000	$7,419,872

	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	15,600,000	$1,819,423,315	8,150,000	$772,702,058

Shares redeemed	(18,200,000)	(2,167,839,667)	(22,350,000)	(2,113,564,319)

NET DECREASE IN SHARES	(2,600,000)	$(348,416,352)	(14,200,000)	$(1,340,862,261)

	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,750,000	$120,867,951	850,000	$53,050,343

Shares redeemed	(700,000)	(47,489,190)	(1,600,000)	(101,090,288)

NET INCREASE (DECREASE) IN SHARES	1,050,000	$73,378,761	(750,000)	$(48,039,945)

	Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	6,100,000	$315,273,854	3,800,000	$173,772,285

Shares redeemed	(1,200,000)	(63,072,957)	(1,400,000)	(62,814,367)

NET INCREASE IN SHARES	4,900,000	$252,200,897	2,400,000	$110,957,918

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Notes to Financial Statements (continued) August 31, 2025

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2025 were as follows:

Fund	Purchases	Sales

ActiveBeta® Emerging Markets Equity ETF	$296,432,434	$302,779,393

ActiveBeta® Europe Equity ETF	22,229,533	22,272,427

ActiveBeta® International Equity ETF	1,050,088,184	825,520,596

ActiveBeta® Japan Equity ETF	9,321,781	9,285,635

ActiveBeta® U.S. Large Cap Equity ETF	2,579,196,379	2,569,704,308

ActiveBeta® U.S. Small Cap Equity ETF	161,689,029	165,372,273

ActiveBeta® World Low Vol Plus Equity ETF	260,658,778	255,513,135

  The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2025 were as follows:

Fund	Purchases	Sales

ActiveBeta® Emerging Markets Equity ETF	$6,336,628	$15,706,794

ActiveBeta® Europe Equity ETF	56,321,036	3,533,507

ActiveBeta® International Equity ETF	31,977,964	311,565,216

ActiveBeta® Japan Equity ETF	31,158,126	—

ActiveBeta® U.S. Large Cap Equity ETF	1,811,816,862	2,163,315,603

ActiveBeta® U.S. Small Cap Equity ETF	120,763,957	47,135,368

ActiveBeta® World Low Vol Plus Equity ETF	308,880,617	63,234,810

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

  The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is

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8. SECURITIES LENDING (continued)

managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

  In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2025, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

  Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2025 are reported under Investment Income on the Statements of Operations.

  The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2025.

Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025

ActiveBeta® Emerging Markets Equity ETF	$2,732,799	$83,224,770	$(76,517,149)	$9,440,420

ActiveBeta® Europe Equity ETF	231,612	15,880,774	(15,218,452)	893,934

ActiveBeta® International Equity ETF	54,806,952	1,007,065,291	(995,725,550)	66,146,693

ActiveBeta® Japan Equity ETF	79,131	12,076,324	(11,126,873)	1,028,582

ActiveBeta® U.S. Large Cap Equity ETF	—	77,104,755	(49,074,669)	28,030,086

ActiveBeta® U.S. Small Cap Equity ETF	5,579,452	63,318,060	(58,263,637)	10,633,875

ActiveBeta® World Low Vol Plus Equity ETF	4,770,593	165,305,690	(163,971,208)	6,105,075

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF

Distributions paid from:

Ordinary Income	$ 22,003,213	$ 2,581,711	$ 118,651,713	$ 693,894	$ 151,104,370

	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Distributions paid from:

Ordinary Income	$ 7,159,099	$ 20,846,784

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Notes to Financial Statements (continued) August 31, 2025

9. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2024 were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF

Distributions paid from:

Ordinary Income	$12,364,152	$332,282	$92,008,656	$354,819	$157,684,522

	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Distributions paid from:

Ordinary Income	$6,791,933	$16,305,859

As of the Funds’ most recent fiscal year ended August 31, 2025 components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF

Undistributed ordinary income — net	$19,813,280	$660,194	$22,844,369	$245,746	$23,921,681

Capital loss carryforwards:

Perpetual Short-Term	(47,320,749)	(1,320,713)	(118,022,499)	(594,946)	(377,129,419)

Perpetual Long-Term	(11,461,319)	(2,855,406)	(193,303,410)	(1,556,798)	(605,028,544)

Total capital loss carryforwards	(58,782,068)	(4,176,119)	(311,325,909)	(2,151,744)	(982,157,963)

Timing differences — (Post October Capital Loss Deferral)	(3,277,400)	(824,561)	(9,990,526)	(593,829)	(179,848,150)

Unrealized gains (losses) — net	266,902,995	17,330,736	1,187,460,688	12,305,426	5,547,158,151

Total accumulated earnings (losses) — net	$224,656,807	$12,990,250	$888,988,622	$9,805,599	$4,409,073,719

	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Undistributed ordinary income — net	$2,132,426	$4,561,987

Capital loss carryforwards:

Perpetual Short-Term	(16,558,167)	(26,618,943)

Perpetual Long-Term	(31,852,917)	(17,666,674)

Total capital loss carryforwards	(48,411,084)	(44,285,617)

Timing differences — (Post October Capital Loss Deferral)	(20,730,655)	(5,380,633)

Unrealized gains (losses) — net	108,909,607	316,004,454

Total accumulated earnings (losses) — net	$41,900,294	$270,900,191

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9. TAX INFORMATION (continued)

As of August 31, 2025 the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF

Tax Cost	$795,992,907	$92,493,360	$3,085,283,364	$50,767,610

Gross unrealized gain	356,390,264	20,267,428	1,264,402,917	13,500,907

Gross unrealized loss	(89,487,269)	(2,936,692)	(76,942,229)	(1,195,481)

Net unrealized gain (loss)	$266,902,995	$17,330,736	$1,187,460,688	$12,305,426

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Tax Cost	$8,667,618,308	$532,545,801	$1,084,298,801

Gross unrealized gain	5,699,993,539	158,628,380	336,655,453

Gross unrealized loss	(152,835,388)	(49,718,773)	(20,650,999)

Net unrealized gain (loss)	$5,547,158,151	$108,909,607	$316,004,454

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, and differences in the tax treatment of partnership investments, passive foreign investment company investments, and underlying fund investments.

In order to present components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemption in-kind transactions.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	$3,136,317	$(3,136,317)

Goldman Sachs ActiveBeta® Europe Equity ETF	913,217	(913,217)

Goldman Sachs ActiveBeta® International Equity ETF	141,555,607	(141,555,607)

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	1,176,838,235	(1,176,838,235)

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	24,241,335	(24,241,335)

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	20,678,528	(20,678,528)

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a reference index if applicable), including fundamental information that may be based on assumptions and estimates. Neither a Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

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Notes to Financial Statements (continued) August 31, 2025

10. OTHER RISKS (continued)

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Foreign Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Geographic and Sector Risk — If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s index (an “Index”) in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When an Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

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10. OTHER RISKS (continued)

Industry Concentration Risk — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. A Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in a Fund and hold its investment solely to facilitate commencement of a Fund or to facilitate a Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of a Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on a Fund, including on a Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe or NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated

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Notes to Financial Statements (continued) August 31, 2025

10. OTHER RISKS (continued)

with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

104

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs ActiveBeta Emerging Markets Equity ETF, Goldman Sachs ActiveBeta Europe Equity ETF, Goldman Sachs ActiveBeta International Equity ETF, Goldman Sachs ActiveBeta Japan Equity ETF, Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF and Goldman Sachs ActiveBeta World Low Vol Plus Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs ActiveBeta Emerging Markets Equity ETF, Goldman Sachs ActiveBeta Europe Equity ETF, Goldman Sachs ActiveBeta International Equity ETF, Goldman Sachs ActiveBeta Japan Equity ETF, Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF and Goldman Sachs ActiveBeta World Low Vol Plus Equity ETF (seven of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 27, 2025

We have served as the auditor of one or more investment companies in Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs

ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2026 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17-18, 2025 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held six meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index and (with the exception of the ActiveBeta World Low Vol Plus Equity ETF) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)

with respect to the ActiveBeta® U.S. Large Cap Equity ETF and the ActiveBeta® International Equity ETF, comparative information on the advisory fees charged and services provided to other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) managed by the Investment Adviser having investment objectives and policies similar to those of the Funds;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement to the Investment Adviser;

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(g)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(l)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track proprietary indices created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2024, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2025. The information on each Fund’s investment performance was provided for the one-, three- and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence

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for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective proprietary index and to a comparable market capitalization-weighted reference index and (with the exception of the ActiveBeta® World Low Vol Plus Equity ETF) a composite of accounts with comparable investment strategies managed by the Investment Adviser. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective proprietary index.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. With respect to the ActiveBeta® U.S. Large Cap Equity ETF and the ActiveBeta® International Equity ETF, the Trustees also considered comparative fee information for services provided by the Investment Adviser to accounts having investment objectives and policies similar to those of the Funds, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to such account which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive. They noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund. The Trustees also considered that no license fees would be payable to the Investment Adviser by the Funds for use of the indices created by the Investment Adviser.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2024 and 2023, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2026.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs

ActiveBeta® Emerging Markets Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2026 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17-18, 2025 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held six meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)

comparative information on the advisory fees charged and services provided to other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) managed by the Investment Adviser having investment objectives and policies similar to those of the Fund;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to implement an expense limitation;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Fund. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2024, and updated information prepared by the Investment Adviser regarding the Fund’s category rankings using the peer group identified by the Outside Data Provider as of March 31, 2025. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. As part of this review, they reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of its proprietary index, a comparable market capitalization-weighted reference index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its proprietary index.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

Costs of Services Provided

The Trustees considered the contractual terms of the Management Agreement and the fee rate payable by the Fund. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and non-advisory services that were directed to the needs and operations of the Fund as an ETF.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In addition, the Trustees considered the Investment Adviser’s undertaking to implement an expense limitation. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund. The Trustees also considered comparative fee information for services provided by the Investment Adviser to accounts having investment objectives and policies similar to those of the Fund, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to such account which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund. In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level pursuant to the permanent expense limitation agreement in place and reviewed the Fund’s total operating expense ratio (both gross and net of expense limitations). They considered that no license fees would be payable to the Investment Adviser by the Fund for use of the index created by the Investment Adviser.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules with respect to the Fund for various functions, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2024 and 2023, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, does not have management fee breakpoints. They considered information previously provided regarding the Fund’s fee structure, the amount of assets in the Fund, the Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, information comparing the contractual management fee rate charged by other advisers to other funds in the peer group, and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. The Trustees recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses, such as certain fixed fees, become a smaller percentage of overall assets. They further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Fund’s securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its

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GOLDMAN SACHS ACTIVEBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

other clients, as a result of the relationship with the Fund; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2026.

113

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GOLDMAN SACHS ACTIVEBETA® ETFS

Goldman Sachs ActiveBeta ETFs - Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2025, the total amount of income received by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF from sources within foreign countries and possessions of the United States was $0.9877, $0.1668, $0.8399, and $0.3639 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF was 84.13%, 75.76%, 77.24% and 81.94%, respectively. The total amount of taxes paid by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF to foreign countries was $0.2154, $0.0165, $0.0787, and $0.0470 per share, respectively.

For the fiscal year ended August 31, 2025, 68.20%, 92.00%, 78.17%, 92.99%, 100%, 79.96%, and 100% of the dividends paid from net investment company taxable income by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF, ActiveBeta Japan Equity ETF, ActiveBeta U.S. Large Cap Equity ETF, ActiveBeta U.S. Small Cap Equity ETF, and ActiveBeta World Low Vol Plus Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2025, 0.06%, 98.50%, 68.29%, and 51.59% of the dividends paid from net investment company taxable income by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta U.S. Large Cap Equity ETF, ActiveBeta U.S. Small Cap Equity ETF, and ActiveBeta World Low Vol Plus Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2025, 12.65% of the dividends paid from net investment company taxable income by the ActiveBeta U.S. Small Cap Equity ETF qualify as section 199A dividends.

115

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 TRUSTEES (continued) Michael Latham James A. McNamaraLawrence W. Stranghoener OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary © 2025 Goldman Sachs. All rights reserved. ACTBETAAR-25

Goldman Sachs Equity ETFs

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 4.3%
13,296	Alphabet, Inc., Class A	$2,830,851
49,870	AST SpaceMobile, Inc.*	2,440,638
93,594	AT&T, Inc.	2,741,368
9,931	Charter Communications, Inc., Class A*	2,637,475
80,340	Comcast Corp., Class A	2,729,150
16,109	Electronic Arts, Inc.	2,769,943
48,329	Fox Corp., Class A	2,885,241
17,393	Live Nation Entertainment, Inc.*	2,895,761
3,381	Meta Platforms, Inc., Class A	2,497,545
2,217	Netflix, Inc.*	2,678,690
89,049	News Corp., Class A	2,618,931
35,401	Omnicom Group, Inc.	2,772,960
67,024	Pinterest, Inc., Class A*	2,455,089
12,318	Reddit, Inc., Class A*	2,772,535
19,594	ROBLOX Corp., Class A*	2,441,216
11,524	Take-Two Interactive Software, Inc.*	2,688,204
16,372	TKO Group Holdings, Inc.	3,103,476
10,833	T-Mobile US, Inc.	2,729,808
29,284	Trade Desk, Inc. (The), Class A*	1,600,663
61,111	Verizon Communications, Inc.	2,702,940
22,665	Walt Disney Co. (The)	2,683,083
202,428	Warner Bros Discovery, Inc.*	2,356,262

		58,031,829

Consumer Discretionary – 9.3%
20,198	Airbnb, Inc., Class A*	2,636,445
11,825	Amazon.com, Inc.*	2,707,925
645	AutoZone, Inc.*	2,708,052
474	Booking Holdings, Inc.	2,653,950
9,181	Burlington Stores, Inc.*	2,668,733
89,447	Carnival Corp.*	2,852,465
7,368	Carvana Co.*	2,740,306
60,897	Chipotle Mexican Grill, Inc.*	2,566,200
16,781	D.R. Horton, Inc.	2,844,044
12,676	Darden Restaurants, Inc.	2,623,171
24,474	Deckers Outdoor Corp.*	2,927,825
12,090	Dick’s Sporting Goods, Inc.	2,572,752
5,863	Domino’s Pizza, Inc.	2,687,013
10,107	DoorDash, Inc., Class A*	2,478,742
57,042	DraftKings, Inc., Class A*	2,736,875
7,740	Duolingo, Inc.*	2,305,436
28,064	eBay, Inc.	2,542,879
14,218	Expedia Group, Inc.	3,054,026
8,549	Flutter Entertainment PLC
	(United Kingdom)*	2,625,996
232,211	Ford Motor Co.	2,733,123
11,319	Garmin Ltd.	2,737,161
49,496	General Motors Co.	2,899,971
19,506	Genuine Parts Co.	2,717,771
10,012	Hilton Worldwide Holdings, Inc.	2,763,913
6,719	Home Depot, Inc. (The)	2,733,088
49,520	Las Vegas Sands Corp.	2,853,838
21,657	Lennar Corp., Class A	2,883,413
10,878	Lowe’s Cos., Inc.	2,807,177
9,996	Marriott International, Inc., Class A	2,677,528
8,468	McDonald’s Corp.	2,655,057

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
34,377	NIKE, Inc., Class B	$2,659,748
330	NVR, Inc.*	2,678,824
25,106	O’Reilly Automotive, Inc.*	2,602,990
21,494	PulteGroup, Inc.	2,837,638
8,676	Ralph Lauren Corp.	2,576,165
17,902	Ross Stores, Inc.	2,634,458
8,382	Royal Caribbean Cruises Ltd.	3,044,510
29,156	Starbucks Corp.	2,571,268
23,210	Tapestry, Inc.	2,363,242
8,176	Tesla, Inc.*	2,729,721
19,906	TJX Cos., Inc. (The)	2,719,359
43,325	Tractor Supply Co.	2,675,752
5,077	Ulta Beauty, Inc.*	2,501,590
45,260	Viking Holdings Ltd.*	2,879,441
12,852	Williams-Sonoma, Inc.	2,418,618
18,428	Yum! Brands, Inc.	2,708,363

		123,996,562

Consumer Staples – 6.3%
41,067	Altria Group, Inc.	2,760,113
45,565	Archer-Daniels-Midland Co.	2,854,192
4,998	Casey’s General Stores, Inc.	2,471,611
28,095	Church & Dwight Co., Inc.	2,617,330
20,642	Clorox Co. (The)	2,439,884
37,441	Coca-Cola Co. (The)	2,583,055
30,729	Colgate-Palmolive Co.	2,583,387
15,273	Constellation Brands, Inc., Class A	2,473,310
2,697	Costco Wholesale Corp.	2,544,134
22,913	Dollar General Corp.	2,492,018
22,195	Dollar Tree, Inc.*	2,423,028
28,662	Estee Lauder Cos., Inc. (The), Class A	2,629,165
52,516	General Mills, Inc.	2,590,614
13,773	Hershey Co. (The)	2,530,789
92,104	Hormel Foods Corp.	2,343,126
32,575	Kellanova	2,589,712
119,928	Kenvue, Inc.	2,483,709
77,681	Keurig Dr Pepper, Inc.	2,259,740
19,113	Kimberly-Clark Corp.	2,468,253
95,202	Kraft Heinz Co. (The)	2,662,800
35,403	Kroger Co. (The)	2,401,740
37,391	McCormick & Co., Inc.	2,631,205
41,638	Mondelez International, Inc., Class A	2,558,239
43,976	Monster Beverage Corp.*	2,744,542
18,456	PepsiCo, Inc.	2,743,484
15,575	Philip Morris International, Inc.	2,603,050
16,984	Procter & Gamble Co. (The)	2,667,167
17,247	Sprouts Farmers Market, Inc.*	2,423,893
32,327	Sysco Corp.	2,601,354
24,620	Target Corp.	2,363,028
46,814	Tyson Foods, Inc., Class A	2,658,099
30,932	US Foods Holding Corp.*	2,400,323
25,239	Walmart, Inc.	2,447,678

		84,043,772

Energy – 4.7%
59,621	Baker Hughes Co.	2,706,793
10,987	Cheniere Energy, Inc.	2,656,876

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
16,997	Chevron Corp.	$2,729,718
27,707	ConocoPhillips	2,742,162
107,770	Coterra Energy, Inc.	2,633,899
79,556	Devon Energy Corp.	2,871,972
17,799	Diamondback Energy, Inc.	2,647,779
22,172	EOG Resources, Inc.	2,767,509
50,630	EQT Corp.	2,624,659
25,763	Expand Energy Corp.	2,493,343
24,202	Exxon Mobil Corp.	2,766,047
120,920	Halliburton Co.	2,748,512
97,011	Kinder Morgan, Inc.	2,617,357
16,066	Marathon Petroleum Corp.	2,887,221
60,613	Occidental Petroleum Corp.	2,885,785
34,388	ONEOK, Inc.	2,626,555
21,637	Phillips 66	2,890,271
78,453	Schlumberger NV	2,890,209
15,878	Targa Resources Corp.	2,663,693
2,721	Texas Pacific Land Corp.	2,539,999
19,430	Valero Energy Corp.	2,953,554
176,798	Venture Global, Inc., Class A(a)	2,298,374
44,517	Williams Cos., Inc. (The)	2,576,644

		62,218,931

Financials – 16.8%
34,022	Affirm Holdings, Inc.*	3,009,586
25,616	Aflac, Inc.	2,737,326
12,486	Allstate Corp. (The)	2,540,277
8,832	American Express Co.	2,925,865
33,036	American International Group, Inc.	2,686,488
5,143	Ameriprise Financial, Inc.	2,647,668
7,190	Aon PLC, Class A	2,638,730
17,936	Apollo Global Management, Inc.	2,443,421
29,132	Arch Capital Group Ltd.	2,666,452
13,742	Ares Management Corp., Class A	2,462,566
9,092	Arthur J Gallagher & Co.	2,752,603
57,154	Bank of America Corp.	2,899,994
25,612	Bank of New York Mellon Corp.
	(The)	2,704,627
5,569	Berkshire Hathaway, Inc., Class B*	2,801,096
2,334	Blackrock, Inc.	2,630,745
15,315	Blackstone, Inc.	2,624,991
34,170	Block, Inc.*	2,721,299
133,585	Blue Owl Capital, Inc.	2,473,994
28,464	Brown & Brown, Inc.	2,759,585
12,278	Capital One Financial Corp.	2,789,807
41,489	Carlyle Group, Inc. (The)	2,678,530
10,501	Cboe Global Markets, Inc.	2,477,711
26,954	Charles Schwab Corp. (The)	2,583,271
9,649	Chubb Ltd.	2,654,150
16,989	Cincinnati Financial Corp.	2,609,510
28,265	Citigroup, Inc.	2,729,551
55,134	Citizens Financial Group, Inc.	2,882,406
9,233	CME Group, Inc.	2,460,687
8,665	Coinbase Global, Inc., Class A*	2,638,839
75,705	Corebridge Financial, Inc.	2,632,263
8,185	Corpay, Inc.*	2,665,609
7,258	Erie Indemnity Co., Class A	2,572,090

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
6,684	FactSet Research Systems, Inc.	$2,495,271
44,808	Fidelity National Financial, Inc.	2,682,655
37,040	Fidelity National Information Services, Inc.	2,585,762
63,004	Fifth Third Bancorp	2,883,693
1,397	First Citizens BancShares, Inc., Class A	2,771,522
19,195	Fiserv, Inc.*	2,652,365
30,756	Global Payments, Inc.	2,731,748
3,595	Goldman Sachs Group, Inc. (The)(b)	2,679,174
20,232	Hartford Insurance Group, Inc. (The)	2,676,896
161,604	Huntington Bancshares, Inc.	2,878,167
41,138	Interactive Brokers Group, Inc., Class A	2,560,429
13,843	Intercontinental Exchange, Inc.	2,444,674
8,971	JPMorgan Chase & Co.	2,704,039
148,011	KeyCorp	2,865,493
18,004	KKR & Co., Inc.	2,511,378
27,696	Loews Corp.	2,680,973
6,927	LPL Financial Holdings, Inc.	2,524,753
13,948	M&T Bank Corp.	2,812,754
1,327	Markel Group, Inc.*	2,599,673
12,804	Marsh & McLennan Cos., Inc.	2,635,191
4,583	Mastercard, Inc., Class A	2,728,214
34,425	MetLife, Inc.	2,800,818
5,044	Moody’s Corp.	2,571,229
18,462	Morgan Stanley	2,778,162
4,776	MSCI, Inc.	2,711,431
27,006	Nasdaq, Inc.	2,558,548
20,790	Northern Trust Corp.	2,729,311
37,450	PayPal Holdings, Inc.*	2,628,616
13,773	PNC Financial Services Group, Inc. (The)	2,857,071
33,971	Principal Financial Group, Inc.	2,735,005
10,487	Progressive Corp. (The)	2,590,918
25,024	Prudential Financial, Inc.	2,744,132
15,590	Raymond James Financial, Inc.	2,641,570
104,107	Regions Financial Corp.	2,851,491
25,076	Robinhood Markets, Inc., Class A*	2,608,656
145,610	Rocket Cos., Inc., Class A(a)	2,587,490
45,134	Ryan Specialty Holdings, Inc.	2,551,425
4,658	S&P Global, Inc.	2,554,634
121,779	SoFi Technologies, Inc.*	3,110,236
23,561	State Street Corp.	2,708,808
37,383	Synchrony Financial	2,853,818
24,741	T. Rowe Price Group, Inc.	2,662,626
57,098	Toast, Inc., Class A*	2,575,120
43,224	TPG, Inc.	2,608,568
19,059	Tradeweb Markets, Inc., Class A	2,351,118
9,751	Travelers Cos., Inc. (The)	2,647,494
60,207	Truist Financial Corp.	2,818,892
58,503	US Bancorp	2,856,701
7,651	Visa, Inc., Class A	2,691,469
36,829	W R Berkley Corp.	2,640,271
33,317	Wells Fargo & Co.	2,737,991

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
8,018	Willis Towers Watson PLC	$2,620,202

		224,990,382

Health Care – 10.7%
19,862	Abbott Laboratories	2,634,893
13,330	AbbVie, Inc.	2,804,632
22,991	Agilent Technologies, Inc.	2,889,049
19,162	Align Technology, Inc.*	2,720,238
6,176	Alnylam Pharmaceuticals, Inc.*	2,757,646
9,137	Amgen, Inc.	2,628,806
14,979	Becton Dickinson & Co.	2,890,647
20,063	Biogen, Inc.*	2,652,730
25,005	Boston Scientific Corp.*	2,638,028
57,918	Bristol-Myers Squibb Co.	2,732,571
16,525	Cardinal Health, Inc.	2,458,590
9,135	Cencora, Inc.	2,663,857
9,595	Cigna Group (The)	2,886,848
40,941	CVS Health Corp.	2,994,834
13,291	Danaher Corp.	2,735,554
34,053	Dexcom, Inc.*	2,565,553
33,264	Edwards Lifesciences Corp.*	2,705,694
9,322	Elevance Health, Inc.	2,970,455
3,488	Eli Lilly & Co.	2,555,239
37,219	GE HealthCare Technologies, Inc.	2,744,157
23,498	Gilead Sciences, Inc.	2,654,569
7,093	HCA Healthcare, Inc.	2,865,288
38,501	Hologic, Inc.*	2,584,187
10,121	Humana, Inc.	3,073,343
4,130	IDEXX Laboratories, Inc.*	2,672,482
23,421	Insmed, Inc.*	3,187,598
9,309	Insulet Corp.*	3,163,943
5,453	Intuitive Surgical, Inc.*	2,580,878
14,603	IQVIA Holdings, Inc.*	2,786,398
15,177	Johnson & Johnson	2,688,909
9,987	Labcorp Holdings, Inc.	2,776,286
3,674	McKesson Corp.	2,522,715
29,213	Medtronic PLC	2,711,259
32,553	Merck & Co., Inc.	2,738,358
2,137	Mettler-Toledo International, Inc.*	2,780,322
19,011	Natera, Inc.*	3,198,601
108,669	Pfizer, Inc.	2,690,644
14,990	Quest Diagnostics, Inc.	2,722,784
4,702	Regeneron Pharmaceuticals, Inc.	2,730,451
9,252	ResMed, Inc.	2,539,767
69,735	Royalty Pharma PLC, Class A	2,509,065
11,752	STERIS PLC	2,879,945
6,901	Stryker Corp.	2,701,120
91,425	Summit Therapeutics, Inc.*(a)	2,166,773
5,785	Thermo Fisher Scientific, Inc.	2,850,385
10,520	UnitedHealth Group, Inc.	3,259,832
9,279	Veeva Systems, Inc., Class A*	2,497,907
6,767	Vertex Pharmaceuticals, Inc.*	2,646,032
9,371	Waters Corp.*	2,828,168
10,970	West Pharmaceutical Services, Inc.	2,709,042
28,546	Zimmer Biomet Holdings, Inc.	3,028,731

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
17,748	Zoetis, Inc.	$2,775,787

		143,151,590

Industrials – 15.3%
17,354	3M Co.	2,699,068
14,091	AMETEK, Inc.	2,604,017
8,636	Automatic Data Processing, Inc.	2,625,776
2,965	Axon Enterprise, Inc.*	2,215,715
11,551	Boeing Co. (The)*	2,710,789
9,805	Broadridge Financial Solutions, Inc.	2,506,354
19,862	Builders FirstSource, Inc.*	2,754,462
7,258	Carlisle Cos., Inc.	2,800,790
39,504	Carrier Global Corp.	2,575,661
6,079	Caterpillar, Inc.	2,547,344
11,642	Cintas Corp.	2,445,169
3,799	Comfort Systems USA, Inc.	2,672,141
55,262	Copart, Inc.*	2,697,338
72,897	CSX Corp.	2,369,881
6,862	Cummins, Inc.	2,734,095
5,098	Curtiss-Wright Corp.	2,437,609
5,115	Deere & Co.	2,448,244
48,380	Delta Air Lines, Inc.	2,988,916
14,921	Dover Corp.	2,668,770
7,261	Eaton Corp. PLC	2,535,106
4,192	EMCOR Group, Inc.	2,599,040
20,075	Emerson Electric Co.	2,649,900
10,832	Equifax, Inc.	2,667,922
22,082	Expeditors International of Washington, Inc.	2,661,764
55,795	Fastenal Co.	2,770,780
11,574	FedEx Corp.	2,674,404
11,630	Ferguson Enterprises, Inc.	2,688,274
54,838	Fortive Corp.	2,624,547
3,948	GE Vernova, Inc.	2,420,006
8,232	General Dynamics Corp.	2,671,860
9,519	General Electric Co.	2,619,629
8,252	HEICO Corp.	2,574,789
11,864	Honeywell International, Inc.	2,604,148
14,302	Howmet Aerospace, Inc.	2,489,978
6,146	Hubbell, Inc.	2,648,864
10,122	Illinois Tool Works, Inc.	2,678,787
33,874	Ingersoll Rand, Inc.	2,690,612
18,186	J.B. Hunt Transport Services, Inc.	2,636,788
17,788	Jacobs Solutions, Inc.	2,601,139
24,889	Johnson Controls International PLC	2,660,385
9,301	L3Harris Technologies, Inc.	2,582,144
15,008	Leidos Holdings, Inc.	2,715,247
4,384	Lennox International, Inc.	2,445,658
5,988	Lockheed Martin Corp.	2,728,312
9,194	Norfolk Southern Corp.	2,574,136
4,402	Northrop Grumman Corp.	2,597,356
17,365	Old Dominion Freight Line, Inc.	2,621,594
30,224	Otis Worldwide Corp.	2,610,749
26,772	PACCAR, Inc.	2,676,665
3,745	Parker-Hannifin Corp.	2,843,766
18,708	Paychex, Inc.	2,608,924
25,279	Pentair PLC	2,718,251

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)

6,717	Quanta Services, Inc.	$2,538,757
11,059	Republic Services, Inc.	2,587,474
59,221	Rocket Lab Corp.*	2,878,141
8,126	Rockwell Automation, Inc.	2,790,712
44,700	Rollins, Inc.	2,527,338
16,582	RTX Corp.	2,629,905
8,111	Snap-on, Inc.	2,638,022
87,996	Southwest Airlines Co.	2,895,068
30,277	SS&C Technologies Holdings, Inc.	2,684,359
41,702	Symbotic, Inc.*(a)	1,977,926
6,123	Trane Technologies PLC	2,544,719
1,875	TransDigm Group, Inc.	2,622,900
28,771	TransUnion	2,543,356
29,313	Uber Technologies, Inc.*	2,748,094
11,587	Union Pacific Corp.	2,590,506
29,413	United Airlines Holdings, Inc.*	3,088,365
30,245	United Parcel Service, Inc., Class B	2,644,623
3,020	United Rentals, Inc.	2,888,147
24,314	Veralto Corp.	2,581,904
9,855	Verisk Analytics, Inc.	2,642,323
18,632	Vertiv Holdings Co., Class A	2,376,512
2,740	W.W. Grainger, Inc.	2,776,990
11,226	Waste Management, Inc.	2,541,454
6,209	Watsco, Inc.	2,498,377
13,833	Westinghouse Air Brake Technologies Corp.	2,676,685
18,133	Xylem, Inc.	2,566,907

		204,873,227

Information Technology – 16.7%

10,504	Accenture PLC, Class A (Ireland)	2,730,725
7,581	Adobe, Inc.*	2,704,143
15,915	Advanced Micro Devices, Inc.*	2,588,256
23,828	Amphenol Corp., Class A	2,593,916
11,846	Analog Devices, Inc.	2,977,018
12,136	Apple, Inc.	2,817,251
14,633	Applied Materials, Inc.	2,352,401
6,767	AppLovin Corp., Class A*	3,238,618
18,723	Arista Networks, Inc.*	2,556,626
14,808	Astera Labs, Inc.*	2,698,018
14,090	Atlassian Corp., Class A*	2,504,920
8,601	Autodesk, Inc.*	2,706,735
47,042	Bentley Systems, Inc., Class B	2,617,887
8,680	Broadcom, Inc.	2,581,345
7,217	Cadence Design Systems, Inc.*	2,529,053
15,568	CDW Corp.	2,564,984
16,497	Circle Internet Group, Inc.*(a)	2,177,274
37,713	Cisco Systems, Inc.	2,605,591
12,209	Cloudflare, Inc., Class A*	2,548,140
36,781	Cognizant Technology Solutions Corp., Class A	2,657,427
23,896	CoreWeave, Inc., Class A*	2,462,244
40,625	Corning, Inc.	2,723,094
5,820	Crowdstrike Holdings, Inc., Class A*	2,465,934
19,245	Datadog, Inc., Class A*	2,630,407
20,417	Dell Technologies, Inc., Class C	2,493,936

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)

34,615	Docusign, Inc.*	$2,653,586
8,147	F5, Inc.*	2,551,152
1,886	Fair Isaac Corp.*	2,869,813
14,167	First Solar, Inc.*	2,765,257
26,994	Fortinet, Inc.*	2,126,317
10,468	Gartner, Inc.*	2,629,457
90,851	Gen Digital, Inc.	2,743,700
78,501	GLOBALFOUNDRIES, Inc.*	2,621,148
16,770	GoDaddy, Inc., Class A*	2,487,159
11,648	Guidewire Software, Inc.*	2,527,849
129,468	Hewlett Packard Enterprise Co.	2,922,093
103,941	HP, Inc.	2,966,476
5,270	HubSpot, Inc.*	2,546,306
128,130	Intel Corp.*	3,119,965
10,314	International Business Machines Corp.	2,511,356
3,369	Intuit, Inc.	2,247,123
11,858	Jabil, Inc.	2,428,874
16,174	Keysight Technologies, Inc.*	2,643,317
2,951	KLA Corp.	2,573,272
27,233	Lam Research Corp.	2,727,385
34,830	Marvell Technology, Inc.	2,189,588
39,566	Microchip Technology, Inc.	2,571,790
24,168	Micron Technology, Inc.	2,876,234
4,952	Microsoft Corp.	2,509,129
11,156	MongoDB, Inc.*	3,520,945
3,252	Monolithic Power Systems, Inc.	2,717,891
5,910	Motorola Solutions, Inc.	2,792,239
25,115	NetApp, Inc.	2,832,721
34,768	Nutanix, Inc., Class A*	2,336,757
14,599	NVIDIA Corp.	2,542,854
27,034	Okta, Inc.*	2,507,944
55,789	ON Semiconductor Corp.*	2,766,576
10,249	Oracle Corp.	2,317,606
14,717	Palantir Technologies, Inc., Class A*	2,306,301
15,259	Palo Alto Networks, Inc.*	2,907,145
12,017	PTC, Inc.*	2,565,629
45,854	Pure Storage, Inc., Class A*	3,558,729
17,882	QUALCOMM, Inc.	2,874,174
4,818	Roper Technologies, Inc.	2,535,762
10,511	Salesforce, Inc.	2,693,444
72,000	Samsara, Inc., Class A*	2,602,080
17,666	Seagate Technology Holdings PLC	2,957,288
2,870	ServiceNow, Inc.*	2,633,110
12,466	Snowflake, Inc.*	2,975,136
6,855	Strategy, Inc., Class A*	2,292,380
57,179	Super Micro Computer, Inc.*	2,375,216
4,186	Synopsys, Inc.*	2,526,335
13,034	TE Connectivity PLC (Switzerland)	2,691,521
4,726	Teledyne Technologies, Inc.*	2,543,391
14,062	Texas Instruments, Inc.	2,847,274
31,183	Trimble, Inc.*	2,520,210
20,336	Twilio, Inc., Class A*	2,147,685
4,226	Tyler Technologies, Inc.*	2,378,731
5,674	Ubiquiti, Inc.	2,996,610
9,566	VeriSign, Inc.	2,615,057

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
35,314	Western Digital Corp.	$2,837,127
11,396	Workday, Inc., Class A*	2,630,425
35,883	Zoom Communications, Inc., Class A*	2,921,594
9,091	Zscaler, Inc.*	2,518,662

		222,120,838

Materials – 5.0%
8,945	Air Products and Chemicals, Inc.	2,630,814
51,883	Amrize Ltd.*	2,698,435
48,773	Ball Corp.	2,567,411
36,459	Corteva, Inc.	2,704,893
26,613	CRH PLC	3,005,938
121,438	Dow, Inc.	2,991,018
36,765	DuPont de Nemours, Inc.	2,827,964
9,697	Ecolab, Inc.	2,686,457
65,082	Freeport-McMoRan, Inc.	2,889,641
39,539	International Flavors & Fragrances, Inc.	2,669,278
56,577	International Paper Co.	2,810,745
5,520	Linde PLC	2,640,161
52,185	LyondellBasell Industries NV, Class A	2,940,625
4,334	Martin Marietta Materials, Inc.	2,671,477
38,290	Newmont Corp.	2,848,776
18,808	Nucor Corp.	2,797,314
13,604	Packaging Corp. of America	2,965,128
24,645	PPG Industries, Inc.	2,741,263
9,065	Reliance, Inc.	2,680,158
7,378	Sherwin-Williams Co. (The)	2,699,094
60,847	Smurfit WestRock PLC	2,881,714
27,575	Southern Copper Corp. (Mexico)	2,649,682
21,223	Steel Dynamics, Inc.	2,778,515
9,228	Vulcan Materials Co.	2,686,824

		66,463,325

Real Estate – 5.1%
12,360	American Tower Corp. REIT	2,519,586
14,014	AvalonBay Communities, Inc. REIT	2,744,642
24,420	Camden Property Trust REIT	2,734,552
16,658	CBRE Group, Inc., Class A*	2,700,595
26,862	CoStar Group, Inc.*	2,403,880
24,526	Crown Castle, Inc. REIT	2,431,508
15,240	Digital Realty Trust, Inc. REIT	2,554,834
3,349	Equinix, Inc. REIT	2,632,950
41,061	Equity Residential REIT	2,714,953
10,197	Essex Property Trust, Inc. REIT	2,755,331
18,774	Extra Space Storage, Inc. REIT	2,695,571
86,305	Invitation Homes, Inc. REIT	2,700,484
28,049	Iron Mountain, Inc. REIT	2,589,764
122,060	Kimco Realty Corp. REIT	2,745,129
18,464	Mid-America Apartment Communities, Inc. REIT	2,692,421
24,439	Prologis, Inc. REIT	2,780,669
9,227	Public Storage REIT	2,718,182
45,533	Realty Income Corp. REIT	2,675,519
11,720	SBA Communications Corp. REIT	2,400,842

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
15,420	Simon Property Group, Inc. REIT	$2,785,777
20,738	Sun Communities, Inc. REIT	2,631,030
37,855	Ventas, Inc. REIT	2,577,168
78,311	VICI Properties, Inc. REIT	2,645,346
15,300	Welltower, Inc. REIT	2,574,684
101,669	Weyerhaeuser Co. REIT	2,630,177
30,794	Zillow Group, Inc., Class C*	2,596,242

		68,631,836

Utilities – 5.6%
39,471	Alliant Energy Corp.	2,568,378
25,572	Ameren Corp.	2,551,574
22,897	American Electric Power Co., Inc.	2,542,025
18,309	American Water Works Co., Inc.	2,627,525
16,460	Atmos Energy Corp.	2,734,500
67,042	CenterPoint Energy, Inc.	2,528,154
35,012	CMS Energy Corp.	2,505,809
24,940	Consolidated Edison, Inc.	2,449,856
7,715	Constellation Energy Corp.	2,376,066
42,318	Dominion Energy, Inc.	2,534,848
18,607	DTE Energy Co.	2,542,646
20,712	Duke Energy Corp.	2,537,013
47,136	Edison International	2,645,744
28,619	Entergy Corp.	2,521,048
35,500	Evergy, Inc.	2,529,730
39,581	Eversource Energy	2,535,955
57,788	Exelon Corp.	2,524,180
59,793	FirstEnergy Corp.	2,608,171
36,796	NextEra Energy, Inc.	2,651,152
61,486	NiSource, Inc.	2,599,013
17,775	NRG Energy, Inc.	2,587,329
171,841	PG&E Corp.	2,625,730
71,772	PPL Corp.	2,617,525
29,962	Public Service Enterprise Group, Inc.	2,466,771
32,023	Sempra	2,643,819
27,351	Southern Co. (The)	2,524,497
12,977	Vistra Corp.	2,454,080
23,575	WEC Energy Group, Inc.	2,510,973
35,423	Xcel Energy, Inc.	2,564,271

		74,108,382

TOTAL COMMON STOCKS
(Cost $1,118,744,363)		1,332,630,674

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,146,927	4.114%	1,146,927
(Cost $1,146,927)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,119,891,290)		1,333,777,601

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.5%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
6,739,710	4.154%	$6,739,710
(Cost $6,739,710)

TOTAL INVESTMENTS – 100.4%
(Cost $1,126,631,000)		$1,340,517,311

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(5,017,061)

NET ASSETS – 100.0%		$1,335,500,250

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 100.1%
Communication Services – 11.7%
36,382	Alphabet, Inc., Class A	$7,746,092
199,120	Frontier Communications Parent, Inc.*	7,383,369
32,274	GCI Liberty, Inc., Class A*(a)	—
9,440	Meta Platforms, Inc., Class A	6,973,328
6,000	Netflix, Inc.*	7,249,500
30,326	Reddit, Inc., Class A*	6,825,776
10,570	Spotify Technology SA*	7,207,472

		43,385,537

Consumer Discretionary – 24.6%
60,380	Alibaba Group Holding Ltd.
	ADR (China)	8,151,300
31,966	Amazon.com, Inc.*	7,320,214
21,552	Carvana Co.*	8,015,620
260,620	Coupang, Inc. (South Korea)*	7,448,520
29,839	DoorDash, Inc., Class A*	7,318,015
25,568	Flutter Entertainment PLC
	(United Kingdom)*	7,853,722
3,183	MercadoLibre, Inc. (Brazil)*	7,871,272
42,431	Sea Ltd. ADR (Singapore)*	7,915,079
61,889	SharkNinja, Inc.*	7,238,537
117,159	Skechers USA, Inc., Class A*	7,390,390
92,966	Somnigroup International, Inc.	7,804,496
22,002	Tesla, Inc.*	7,345,808

		91,672,973

Consumer Staples – 2.0%
92,200	Kellanova	7,329,900

Energy – 2.0%
141,851	EQT Corp.	7,353,556

Financials – 18.1%
95,863	Affirm Holdings, Inc.*	8,480,041
15,407	Berkshire Hathaway, Inc., Class B*	7,749,413
33,397	Capital One Financial Corp.	7,588,466
75,510	Charles Schwab Corp. (The)	7,236,878
25,100	JPMorgan Chase & Co.	7,565,642
50,550	KKR & Co., Inc.	7,051,220
12,648	Mastercard, Inc., Class A	7,529,228
38,137	Mr Cooper Group, Inc.*	7,189,969
21,371	Visa, Inc., Class A	7,517,890

		67,908,747

Health Care – 8.4%
10,788	Eli Lilly & Co.	7,903,073
57,795	Insmed, Inc.*	7,865,899
110,298	Merus NV (Netherlands)*	7,262,020
27,196	UnitedHealth Group, Inc.	8,427,225

		31,458,217

Industrials – 10.0%
65,490	AerCap Holdings NV (Ireland)	8,088,015
11,808	GE Vernova, Inc.	7,237,950
5,227	TransDigm Group, Inc.	7,311,946
80,781	Uber Technologies, Inc.*	7,573,219
55,715	Vertiv Holdings Co., Class A	7,106,448

		37,317,578

Shares	Description	Value

Common Stocks – (continued)
Information Technology – 17.5%
40,803	Advanced Micro Devices, Inc.*	$6,635,792
31,718	Apple, Inc.	7,363,017
17,038	AppLovin Corp., Class A*	8,154,217
23,723	Broadcom, Inc.	7,054,983
14,131	Microsoft Corp.	7,160,036
40,563	NVIDIA Corp.	7,065,263
30,141	Oracle Corp.	6,815,784
30,637	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	7,073,164
96,844	Western Digital Corp.	7,780,447

		65,102,703

Materials – 2.0%
66,070	CRH PLC	7,462,606

Utilities – 3.8%
19,399	Talen Energy Corp.*	7,350,669
36,488	Vistra Corp.	6,900,246

		14,250,915

TOTAL INVESTMENTS – 100.1%
(Cost $315,678,499)		$373,242,732

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(281,087)

NET ASSETS – 100.0%		$372,961,645

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS INDIA EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 97.9%
Communication Services – 3.5%
12,115	Bharti Airtel Ltd. (India)	$259,374
5,185	Info Edge India Ltd. (India)	79,817
3,468	PVR Inox Ltd. (India)*	44,023

		383,214

Consumer Discretionary – 19.7%
1,291	Amber Enterprises India Ltd. (India)*	106,348
5,576	Arvind Fashions Ltd. (India)	32,847
8,415	ASK Automotive Ltd. (India)	45,970
6,100	Ather Energy Ltd. (India)*	31,125
2,226	Bluestone Jewellery And
	Lifestyle Ltd. (India)*	13,494
8,296	BrainBees Solutions Ltd.
	(India)*	34,059
1,798	Cartrade Tech Ltd. (India)*	48,872
6,647	Cello World Ltd. (India)	40,644
596	Dixon Technologies India Ltd.
	(India)	112,751
67,291	Eternal Ltd. (India)*	239,461
7,667	Eureka Forbes Ltd. (India)*	49,175
1,717	Ganesha Ecosphere Ltd. (India)	25,902
4,703	GNG Electronics Ltd. (India)*(a)	18,221
7,857	Gokaldas Exports Ltd. (India)*	59,932
4,626	Hyundai Motor India Ltd. (India)	129,012
13,430	Kalyan Jewellers India Ltd.
	(India)*	76,745
4,114	Landmark Cars Ltd. (India)	28,121
7,704	Mahindra & Mahindra Ltd.
	(India)	279,393
984	MakeMyTrip Ltd. (India)*	97,170
3,366	Metro Brands Ltd. (India)	43,525
2,856	Pearl Global Industries Ltd.
	(India)	39,931
11,526	Pricol Ltd. (India)*	60,077
93,834	Samvardhana Motherson
	International Ltd. (India)	98,649
3,337	SJS Enterprises Ltd. (India)	48,983
10,625	Sona Blw Precision Forgings Ltd.
	(India)(a)	53,358
2,011	Trent Ltd. (India)	120,765
4,603	TVS Motor Co. Ltd. (India)	170,955
3,145	Whirlpool of India Ltd. (India)	46,364

		2,151,849

Consumer Staples – 6.1%
5,219	Bikaji Foods International Ltd.
	(India)	46,752
3,910	Colgate-Palmolive India Ltd.
	(India)	103,344
8,259	Godrej Consumer Products Ltd.
	(India)	116,326
3,131	Hindustan Unilever Ltd. (India)	94,395
3,179	Medplus Health Services Ltd.
	(India)*	30,338
8,260	Nestle India Ltd. (India)	108,251
13,501	Tata Consumer Products Ltd.
	(India)	163,041

		662,447

Shares	Description	Value

Common Stocks – (continued)
Energy – 2.9%
20,477	Reliance Industries Ltd. (India)	$315,012

Financials – 28.1%
8,255	360 ONE WAM Ltd. (India)	95,263
19,652	Aditya Birla Capital Ltd. (India)*	61,892
2,069	Angel One Ltd. (India)	51,824
10,571	AU Small Finance Bank Ltd.
	(India)(a)	86,038
21,502	Axis Bank Ltd. (India)	254,739
24,739	Bajaj Finance Ltd. (India)	246,161
7,802	Five-Star Business Finance Ltd.
	(India)	48,201
20,345	Go Digit General Insurance Ltd.
	(India)*	82,477
1,166	HDB Financial Services Ltd.
	(India)*	10,285
36,896	HDFC Bank Ltd. (India)	397,971
5,965	Home First Finance Co. India
	Ltd. (India)(a)	82,393
40,193	ICICI Bank Ltd. (India)	636,815
116,607	IDFC First Bank Ltd. (India)	89,864
5,865	India Shelter Finance Corp. Ltd.
	(India)	62,633
4,148	Kfin Technologies Ltd. (India)	48,014
10,435	Kotak Mahindra Bank Ltd.
	(India)	231,864
855	Nuvama Wealth Management
	Ltd. (India)	61,870
6,718	PB Fintech Ltd. (India)*	134,843
18,747	REC Ltd. (India)	74,373
7,622	SBI Life Insurance Co. Ltd.
	(India)(a)	155,985
6,035	Spandana Sphoorty Financial
	Ltd. (India)*	16,633
15,119	State Bank of India (India)	137,526

		3,067,664

Health Care – 9.0%
3,502	Aether Industries Ltd. (India)*	29,219
1,648	Apollo Hospitals Enterprise Ltd.
	(India)	142,154
4,455	Cohance Lifesciences Ltd.
	(India)*	44,468
1,480	Divi’s Laboratories Ltd. (India)	102,860
3,998	Jupiter Life Line Hospitals Ltd.
	(India)	63,915
7,048	Laurus Labs Ltd. (India)(a)	68,456
4,335	Laxmi Dental Ltd. (India)*	16,768
8,721	Medi Assist Healthcare Services
	Ltd. (India)(a)	49,999
952	Pfizer Ltd. (India)	55,637
7,956	SAI Life Sciences Ltd. (India)*(a)	74,372
10,588	Sun Pharmaceutical Industries
	Ltd. (India)	191,362
3,540	Torrent Pharmaceuticals Ltd.
	(India)	142,839

		982,049

Industrials – 7.4%
11,831	Afcons Infrastructure Ltd. (India)	56,028

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INDIA EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
10,183	CMS Info Systems Ltd. (India)	$47,358
1,156	Computer Age Management
	Services Ltd. (India)	48,550
1,088	Doms Industries Ltd. (India)	29,989
4,403	INOX India Ltd. (India)	55,851
2,839	JNK India Ltd. (India)	9,495
1,224	KEI Industries Ltd. (India)	52,868
8,891	Praj Industries Ltd. (India)	39,435
1,426	Siemens Energy India Ltd.
	(India)*	54,550
2,059	Siemens Ltd. (India)	71,502
160,793	Suzlon Energy Ltd. (India)*	102,848
10,947	TD Power Systems Ltd. (India)	62,271
6,324	Techno Electric & Engineering
	Co. Ltd. (India)	108,433
13,189	Transformers & Rectifiers India
	Ltd. (India)	73,283

		812,461

Information Technology – 9.4%
2,686	AurionPro Solutions Ltd. (India)	40,346
6,477	Coforge Ltd. (India)	126,591
1,088	Cognizant Technology Solutions
	Corp., Class A	78,608
21,924	Infosys Ltd. (India)	365,205
2,805	Infosys Ltd. ADR (India)	47,180
1,789	Netweb Technologies India Ltd.
	(India)	44,766
6,713	Newgen Software Technologies
	Ltd. (India)	67,204
1,926	Persistent Systems Ltd. (India)	115,824
6,511	R Systems International Ltd.
	(India)	34,067
7,117	Vikram Solar Ltd. (India)*	27,150
8,707	Zensar Technologies Ltd. (India)	75,806

		1,022,747

Materials – 8.3%
3,439	Aditya Birla Real Estate Ltd.
	(India)	68,224
4,879	APL Apollo Tubes Ltd. (India)	88,745
6,834	Archean Chemical Industries
	Ltd. (India)	50,843
4,753	Grasim Industries Ltd. (India)	149,535
3,721	Gravita India Ltd. (India)	68,314
18,204	Hindalco Industries Ltd. (India)	145,253
7,548	JK Lakshmi Cement Ltd. (India)	78,810
1,598	Navin Fluorine International Ltd.
	(India)	84,905
144	Shree Cement Ltd. (India)	47,783
63,454	Tata Steel Ltd. (India)	111,109

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
1,360	Tatva Chintan Pharma Chem Pvt
	Ltd. (India)	$16,037

		909,558

Shares	Description	Value

Common Stocks – (continued)
Real Estate – 2.0%
6,404	Awfis Space Solutions Ltd.
	(India)*	$41,132
6,766	Brigade Enterprises Ltd. (India)	70,794
4,739	Godrej Properties Ltd. (India)*	104,623

		216,549

Utilities – 1.5%
7,690	Acme Solar Holdings Ltd. (India)	24,807
64,449	NHPC Ltd. (India)	56,418
68,223	NTPC Green Energy Ltd.
	(India)*	79,612

		160,837

TOTAL COMMON STOCKS
(Cost $11,005,664)		10,684,387

Shares	Description	Dividend Rate	Value

Preferred Stock – 0.0%
Automobiles – 0.0%
18,412	TVS Motor Co. Ltd.*	0.00	2,087
(Cost $0)

Shares	Dividend Rate	Value

Investment Company – 1.4%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
158,176	4.114%	158,176
(Cost $158,176)

TOTAL INVESTMENTS – 99.3%
(Cost $11,163,840)		$10,844,650

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		73,028

NET ASSETS – 100.0%		$10,917,678

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS INDIA EQUITY ETF

Schedule of Investments (continued) August 31, 2025

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
IFSC NIFTY 50	2	09/30/25	$98,212	$(2,059)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.6%
Communication Services – 11.1%
22,962	Alphabet, Inc., Class A	$4,888,839
55,863	AMC Entertainment Holdings, Inc., Class A*	156,975
38,238	Baidu, Inc., Class A (China)*	438,500
13,193	Bilibili, Inc., Class Z (China)*	306,139
15,811	Comcast Corp., Class A	537,100
2,812	CTS Eventim AG & Co. KGaA (Germany)	263,481
25,400	CyberAgent, Inc. (Japan)	310,526
3,593	Electronic Arts, Inc.	617,816
10,456	Grindr, Inc. (Singapore)*	163,532
20,239	Hello Group, Inc. ADR (China)	167,984
3,463	IDT Corp., Class B	221,874
84,128	iQIYI, Inc. ADR (China)*	222,939
4,303	Iridium Communications, Inc.	107,102
4,141	JOYY, Inc. ADR (China)	223,862
55,002	Kuaishou Technology (China)*(a)	531,616
3,338	Live Nation Entertainment, Inc.*	555,744
3,496	Madison Square Garden Entertainment Corp.*	142,322
910	Madison Square Garden Sports Corp.*	180,034
7,581	Match Group, Inc.	283,075
5,247	Meta Platforms, Inc., Class A	3,875,959
6,632	MIXI, Inc. (Japan)	147,930
29,858	NetEase, Inc. (China)	813,489
1,193	Netflix, Inc.*	1,441,442
100,508	Newborn Town, Inc. (China)*	158,707
40,517	Playtika Holding Corp.	150,318
26,285	Rightmove PLC (United Kingdom)	263,928
23,518	Rumble, Inc.*(b)	171,446
34,180	Snap, Inc., Class A*	244,045
1,273	SOOP Co. Ltd. (South Korea)	71,330
3,538	Sphere Entertainment Co.*	160,307
855	Spotify Technology SA*	583,007
2,433	Take-Two Interactive Software, Inc.*	567,546
42,278	Tencent Holdings Ltd. (China)	3,234,904
40,648	Tencent Music Entertainment Group, Class A (China)	512,020
2,219	TKO Group Holdings, Inc.	420,634
11,196	Ubisoft Entertainment SA (France)*	122,505
8,550	Walt Disney Co. (The)	1,012,149
28,370	Warner Bros Discovery, Inc.*	330,227
9,490	Warner Music Group Corp., Class A	316,492
6,137	Weibo Corp., Class A (China)	69,472
18,798	Yalla Group Ltd. ADR (United Arab Emirates)*	147,188
4,028	Ziff Davis, Inc.*	153,910

		25,288,415

Consumer Discretionary – 15.5%
3,664	Academy Sports & Outdoors, Inc.	196,207
1,976	adidas AG (Germany)	384,753
3,967	Airbnb, Inc., Class A*	517,812

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
16,218	Alibaba Group Holding Ltd. ADR (China)	$2,189,430
20,222	Amazon.com, Inc.*	4,630,838
27,452	ANTA Sports Products Ltd. (China)	338,051
6,934	Aptiv PLC (Jersey)*	551,461
13,871	Bandai Namco Holdings, Inc. (Japan)	481,340
129	Booking Holdings, Inc.	722,277
8,768	BorgWarner, Inc.	374,920
968	Carvana Co.*	360,019
6,094	Chewy, Inc., Class A*	249,610
3,586	Columbia Sportswear Co.	199,812
14,255	Coursera, Inc.*	163,932
2,289	Deckers Outdoor Corp.*	273,833
1,435	Dick’s Sporting Goods, Inc.	305,368
32,489	D-MARKET Elektronik Hizmetler ve Ticaret AS ADR (Turkey)*	89,670
736	Duolingo, Inc.*	219,225
4,946	eBay, Inc.	448,157
3,749	Etsy, Inc.*	198,734
1,726	Expedia Group, Inc.	370,745
5,433	Foot Locker, Inc.*(b)	134,195
66,857	Ford Motor Co.	786,907
11,011	GameStop Corp., Class A*	246,756
14,271	General Motors Co.	836,138
154	Graham Holdings Co., Class B	167,252
1,153	Grand Canyon Education, Inc.*	232,410
12,266	Hesai Group ADR (China)*	316,095
57,280	Honda Motor Co. Ltd. (Japan)	640,584
2,092	InterContinental Hotels Group PLC (United Kingdom)	253,019
220,496	JD Sports Fashion PLC (United Kingdom)	286,045
31,948	JD.com, Inc., Class A (China)	482,754
8,816	Las Vegas Sands Corp.	508,066
38,001	Li Auto, Inc., Class A (China)*	446,993
93,866	Li Ning Co. Ltd. (China)	227,445
133,847	Lucid Group, Inc.(b)	265,017
2,056	Lululemon Athletica, Inc.*	415,723
18,866	Macy’s, Inc.	249,597
693	MercadoLibre, Inc. (Brazil)*	1,713,727
28,293	Metaplanet, Inc. (Japan)*(b)	169,382
9,934	MGM Resorts International*	394,280
56,332	Minieye Technology Co. Ltd., Class H (China)*(b)	176,312
20,027	Mobileye Global, Inc., Class A (Israel)*	280,578
62,713	New Oriental Education & Technology Group, Inc. (China)	294,104
8,781	NIKE, Inc., Class B	679,386
85,604	NIO, Inc., Class A (China)*(b)	555,624
5,249	On Holding AG, Class A (Switzerland)*	236,625
5,371	PDD Holdings, Inc. ADR (China)*	645,702
14,855	Pearson PLC (United Kingdom)	216,152

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
29,570	Peloton Interactive, Inc., Class A*	$224,732
7,377	Penn Entertainment, Inc.*	149,237
2,479	Planet Fitness, Inc., Class A*	259,799
18,433	Playtech PLC (United Kingdom)	101,981
8,364	Prosus NV (China)*	517,014
31,494	Rivian Automotive, Inc., Class A*	427,374
48,321	Sabre Corp.*	86,495
9,167	Sea Ltd. ADR (Singapore)*	1,710,012
25,137	Sharp Corp. (Japan)*	152,337
32,155	Sony Group Corp. (Japan)	894,186
2,009	Stride, Inc.*	327,849
21,103	TAL Education Group ADR (China)*	224,114
7,377	Tesla, Inc.*	2,462,959
63,795	Toyota Motor Corp. (Japan)	1,248,309
14,837	Udemy, Inc.*	101,782
887	Ulta Beauty, Inc.*	437,051
27,380	Vinfast Auto Ltd. (Vietnam)*(b)	93,640
2,840	Wayfair, Inc., Class A*	211,864
52,997	XPeng, Inc., Class A (China)*	570,361
41,213	Yamaha Motor Co. Ltd. (Japan)	302,589

		35,626,747

Consumer Staples – 1.2%
559,780	Alibaba Health Information Technology Ltd. (China)*	392,055
54,238	East Buy Holding Ltd. (China)*(a) (b)	187,986
3,132	Natural Grocers by Vitamin Cottage, Inc.	120,425
5,316	Target Corp.	510,230
15,214	Walmart, Inc.	1,475,454

		2,686,150

Energy – 1.2%
365,691	China Suntien Green Energy Corp. Ltd., Class H (China)	203,583
16,824	Enbridge, Inc. (Canada)	814,272
22,827	Equinor ASA ADR (Norway)	561,772
12,763	Oceaneering International, Inc.*	311,417
14,315	TotalEnergies SE (France)	896,431

		2,787,475

Financials – 14.2%
10,535	3i Group PLC (United Kingdom)	572,037
286	Adyen NV (Netherlands)*(a)	480,184
5,918	Affirm Holdings, Inc.*	523,506
2,230	American Express Co.	738,754
1,017	Ameriprise Financial, Inc.	523,562
5,419	Apollo Global Management, Inc.	738,230
3,327	Ares Management Corp., Class A	596,198
14,645	AvidXchange Holdings, Inc.*	145,571
20,296	BGC Group, Inc., Class A	199,104
1,014	Blackrock, Inc.	1,142,920
5,708	Blackstone, Inc.	978,351
14,717	Block, Inc.*	1,172,062
22,631	Blue Owl Capital Corp.	324,529
3,677	Bread Financial Holdings, Inc.	243,381

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
11,753	Cantaloupe, Inc.*	$127,755
8,132	Carlyle Group, Inc. (The)	525,002
10,689	Chime Financial, Inc., Class A*(b)	282,297
2,648	Coinbase Global, Inc., Class A*	806,422
1,052	Corpay, Inc.*	342,605
3,530	Eurazeo SE (France)	230,971
3,094	Euronet Worldwide, Inc.*	288,330
928	Evercore, Inc., Class A	298,398
5,639	EVERTEC, Inc. (Puerto Rico)	201,199
1,042	FactSet Research Systems, Inc.	388,999
5,162	Fidelity National Information Services, Inc.	360,359
5,869	Fiserv, Inc.*	810,978
15,079	Flywire Corp.*	198,289
6,761	Galaxy Digital, Inc., Class A*	158,961
11,513	GCM Grosvenor, Inc., Class A	149,209
12,220	GMO Financial Holdings, Inc. (Japan)	82,895
1,780	Goldman Sachs Group, Inc. (The)(c)	1,326,545
13,799	Green Dot Corp., Class A*	192,082
9,719	Hercules Capital, Inc.	189,715
2,888	Integral Corp. (Japan)	75,040
9,463	Interactive Brokers Group, Inc., Class A	588,977
5,057	Intercontinental Exchange, Inc.	893,066
16,126	Invesco Ltd.	352,998
2,343	Jack Henry & Associates, Inc.	382,518
7,361	Japan Securities Finance Co. Ltd. (Japan)	92,348
6,908	KKR & Co., Inc.	963,597
4,735	Lazard, Inc.	270,653
42,054	Marqeta, Inc., Class A*	267,674
2,888	Mastercard, Inc., Class A	1,719,198
21,663	Mirae Asset Securities Co. Ltd. (South Korea)	298,397
7,698	Morgan Stanley	1,158,395
1,219	MSCI, Inc.	692,051
3,714	Northern Trust Corp.	487,574
26,954	Pagseguro Digital Ltd., Class A (Brazil)	241,508
12,384	PayPal Holdings, Inc.*	869,233
19,846	Paysafe Ltd.*	280,027
14,002	Priority Technology Holdings, Inc.*	117,197
8,582	Robinhood Markets, Inc., Class A*	892,785
1,707	S&P Global, Inc.	936,187
1,696	Sezzle, Inc.*	160,442
24,252	SoFi Technologies, Inc.*	619,396
3,812	State Street Corp.	438,266
21,597	StoneCo Ltd., Class A (Brazil)*	355,703
8,270	Toast, Inc., Class A*	372,977
3,404	Tradeweb Markets, Inc., Class A	419,917
17,335	Up Fintech Holding Ltd. ADR (China)*	216,688
3,761	Virtu Financial, Inc., Class A	157,661
5,066	Visa, Inc., Class A	1,782,118
1,681	WEX, Inc.*	288,039

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
19,986	WisdomTree, Inc.	$272,009
81,257	ZhongAn Online P&C Insurance Co. Ltd., Class H (China)*(a)(b)	205,544
86,256	Zip Co. Ltd. (Australia)*	240,496

		32,448,079

Health Care – 20.5%
10,869	10X Genomics, Inc., Class A*	152,275
10,495	Abbott Laboratories	1,392,267
6,642	AbbVie, Inc.	1,397,477
20,712	AdaptHealth Corp.*	196,557
21,810	Adaptive Biotechnologies Corp.*	287,456
4,840	Agilent Technologies, Inc.	608,194
3,297	Amgen, Inc.	948,580
7,628	AstraZeneca PLC (United Kingdom)	1,215,055
16,819	Baxter International, Inc.	415,261
11,598	Bayer AG (Germany)	380,928
8,099	Beam Therapeutics, Inc.*	132,500
6,776	Beta Bionics, Inc.*	127,660
3,990	Biogen, Inc.*	527,558
5,473	BioNTech SE ADR (Germany)*	547,300
6,652	Bio-Techne Corp.	363,399
6,642	Boston Scientific Corp.*	700,731
19,078	Bristol-Myers Squibb Co.	900,100
8,308	CareDx, Inc.*	113,487
6,558	CRISPR Therapeutics AG (Switzerland)*	339,901
1,762	D&D PharmaTech, Inc. (South Korea)*	199,488
3,523	Danaher Corp.	725,104
2,088	DaVita, Inc.*	287,643
8,490	Dexcom, Inc.*	639,637
5,488	Edwards Lifesciences Corp.*	446,394
2,427	Eli Lilly & Co.	1,777,972
8,837	Exact Sciences Corp.*	419,051
9,730	Exelixis, Inc.*	364,097
5,757	Fulgent Genetics, Inc.*	127,633
5,607	Galapagos NV (Belgium)*(b)	176,807
8,700	GE HealthCare Technologies, Inc.	641,451
1,797	GeneDx Holdings Corp.*	232,694
8,242	Gilead Sciences, Inc.	931,099
3,895	Globus Medical, Inc., Class A*	238,647
37,856	GSK PLC	742,886
8,839	Guardant Health, Inc.*	595,925
67,165	HUTCHMED China Ltd. (China)*(b)	204,187
11,017	Ideaya Biosciences, Inc.*	270,467
5,549	Illumina, Inc.*	554,678
83,766	ImmunityBio, Inc.*(b)	196,012
5,273	Incyte Corp.*	446,148
1,955	Insulet Corp.*	664,465
17,158	Intellia Therapeutics, Inc.*	194,829
2,185	Intuitive Surgical, Inc.*	1,034,150
52,789	Iovance Biotherapeutics, Inc.*	117,719
1,658	iRhythm Technologies, Inc.*	281,827
9,696	Johnson & Johnson	1,717,840

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
11,450	Kestra Medical Technologies Ltd.*(b)	$184,803
28,097	Keymed Biosciences, Inc. (China)*(a)	249,223
21,723	Koninklijke Philips NV (Netherlands)	598,801
17,977	Kura Oncology, Inc.*	142,018
18,411	M3, Inc. (Japan)	274,049
55,565	MannKind Corp.*	255,043
1,669	Masimo Corp.*	233,176
12,059	Medtronic PLC	1,119,196
14,574	MeiraGTx Holdings PLC*	106,390
13,783	Merck & Co., Inc.	1,159,426
123,418	Mesoblast Ltd. (Australia)*	176,094
176,959	Microport Scientific Corp. (China)*(b)	274,886
17,018	Moderna, Inc.*	409,964
3,274	Natera, Inc.*	550,850
11,169	Novartis AG	1,413,999
22,696	Novo Nordisk A/S ADR (Denmark)	1,281,416
7,975	Omada Health, Inc.*	188,928
22,735	Ono Pharmaceutical Co. Ltd. (Japan)	256,577
111,806	OPKO Health, Inc.*	154,292
47,553	Pfizer, Inc.	1,177,412
83,157	Pharmaron Beijing Co. Ltd., Class H (China)(a)	222,937
8,192	PHC Holdings Corp. (Japan)	55,069
30,828	Prime Medicine, Inc.*(b)	99,883
4,974	PROCEPT BioRobotics Corp.*	199,806
7,146	QIAGEN NV	332,289
1,414	Regeneron Pharmaceuticals, Inc.	821,110
1,826	ResMed, Inc.	501,255
7,137	REVOLUTION Medicines, Inc.*	270,992
3,604	Revvity, Inc.	324,756
3,963	Roche Holding AG	1,290,994
9,137	Sanofi SA	903,609
13,326	Sarepta Therapeutics, Inc.*	242,533
77,139	Shanghai MicroPort MedBot Group Co. Ltd., Class H (China)*	201,064
8,611	Siemens Healthineers AG (Germany)(a)	476,846
24,492	Smith & Nephew PLC (United Kingdom)	457,634
2,521	Stryker Corp.	986,745
11,279	Takara Bio, Inc. (Japan)	69,906
13,797	Tandem Diabetes Care, Inc.*	172,600
50,026	Taysha Gene Therapies, Inc.*	146,076
21,086	Teladoc Health, Inc.*	162,995
1,353	Thermo Fisher Scientific, Inc.	666,650
4,499	Twist Bioscience Corp.*	121,338
880	UFP Technologies, Inc.*	184,941
9,425	Ultragenyx Pharmaceutical, Inc.*	282,373
10,341	uniQure NV (Netherlands)*	168,869
10,478	Veracyte, Inc.*	317,902
3,009	Verona Pharma PLC ADR (United Kingdom)*	318,683

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
2,300	Vertex Pharmaceuticals, Inc.*	$899,346
81,967	Well Health Technologies Corp. (Canada)*	285,373
449	Ypsomed Holding AG (Switzerland)	220,272
3,204	Zimmer Biomet Holdings, Inc.	339,944

		46,926,869

Industrials – 6.7%
14,764	ABB Ltd. (Switzerland)	991,842
1,954	AeroVironment, Inc.*	471,598
4,917	American Superconductor Corp.*	245,358
539	CACI International, Inc., Class A*	258,569
4,606	CS Wind Corp. (South Korea)	138,321
3,288	Daihen Corp. (Japan)	176,017
6,728	Deluxe Corp.	132,273
1,038	Doosan Co. Ltd. (South Korea)	418,112
14,675	Doosan Enerbility Co. Ltd. (South Korea)*	651,284
5,658	Doosan Robotics, Inc. (South Korea)*	254,361
10,339	EHang Holdings Ltd. ADR (China)*(b)	163,666
2,104	Exail Technologies SA (France)*	281,244
5,711	ExlService Holdings, Inc.*	250,028
17,972	FANUC Corp. (Japan)	511,405
383,119	Goldwind Science & Technology Co. Ltd., Class H (China)	433,941
4,601	Kawasaki Heavy Industries Ltd. (Japan)	282,813
3,540	Korea Aerospace Industries Ltd. (South Korea)	242,408
7,540	Kratos Defense & Security Solutions, Inc.*	496,434
1,510	L3Harris Technologies, Inc.	419,206
578	LIG Nex1 Co. Ltd. (South Korea)	203,511
4,842	Liquidity Services, Inc.*	128,749
2,280	Lockheed Martin Corp.	1,038,836
19,726	Lyft, Inc., Class A*	319,956
7,847	MDA Space Ltd.*	253,822
7,068	MEITEC Group Holdings, Inc. (Japan)	157,270
21,945	Mitsubishi Electric Corp. (Japan)	530,895
13,793	Nordex SE (Germany)*	337,425
3,072	Parsons Corp.*	246,067
102,693	Plug Power, Inc.*(b)	161,228
4,858	Proto Labs, Inc.*	241,977
1,522	Rainbow Robotics (South Korea)*	299,419
6,043	Siemens Energy AG (Germany)*	641,693
9,759	SK oceanplant Co. Ltd. (South Korea)*	146,359
6,271	SS&C Technologies Holdings, Inc.	555,987
17,920	Stratasys Ltd.*	190,848
20,718	Sunrun, Inc.*	330,867
4,115	Symbotic, Inc.*(b)	195,174

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
4,162	Textron, Inc.	$333,626
8,520	Uber Technologies, Inc.*	798,750
20,193	UBTech Robotics Corp. Ltd., Class H (China)*	247,884
1,458	Verisk Analytics, Inc.	390,919
6,532	Xometry, Inc., Class A*	323,203
12,908	Yaskawa Electric Corp. (Japan)	260,050
2,595	Yuil Robotics Co. Ltd. (South Korea)*	129,353

		15,282,748

Information Technology – 26.9%
7,508	ACI Worldwide, Inc.*	370,520
2,018	Adobe, Inc.*	719,821
5,866	Advanced Micro Devices, Inc.*	953,988
12,952	Aeva Technologies, Inc.*	191,754
1,979	Ahnlab, Inc. (South Korea)	85,836
2,875	Akamai Technologies, Inc.*	227,499
2,440	Alarm.com Holdings, Inc.*	143,057
9,499	Alkami Technology, Inc.*	243,174
7,895	Ambarella, Inc.*	651,180
10,228	Appier Group, Inc. (Japan)*	107,696
21,458	Apple, Inc.	4,981,260
5,377	Arista Networks, Inc.*	734,229
2,773	ASGN, Inc.*	150,435
50,519	Aurora Innovation, Inc.*	284,422
2,486	Autodesk, Inc.*	782,344
23,690	Beijing Fourth Paradigm Technology Co. Ltd., Class H (China)*	185,367
21,094	BigBear.ai Holdings, Inc.*(b)	106,947
47,095	Bit Digital, Inc.*	121,034
16,875	Bitdeer Technologies Group, Class A*(b)	241,144
114,387	Bitfarms Ltd. (Canada)*(b)	152,466
6,927	BitMine Immersion Technologies, Inc.*(b)	302,156
73,265	Black Sesame International Holding Ltd. (China)*(b)	177,903
52,938	BlackBerry Ltd. (Canada)*	202,753
5,822	Broadcom, Inc.	1,731,405
63,320	BYD Electronic International Co. Ltd. (China)(b)	334,475
9,004	C3.ai, Inc., Class A*	152,258
14,741	Canadian Solar, Inc. (Canada)*(b)	144,167
1,746	Check Point Software Technologies Ltd. (Israel)*	337,222
2,248	Ciena Corp.*	211,245
30,390	Cipher Mining, Inc.*	232,180
15,172	Cisco Systems, Inc.	1,048,233
22,389	Cleanspark, Inc.*(b)	212,024
2,308	Cloudflare, Inc., Class A*	481,703
8,193	Cognex Corp.	360,000
14,622	CommScope Holding Co., Inc.*	234,537
8,886	CompoSecure, Inc., Class A*	169,900
18,193	Core Scientific, Inc.*(b)	261,070
5,048	Corning, Inc.	338,367
1,643	Crowdstrike Holdings, Inc., Class A*	696,139

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
899	CyberArk Software Ltd.*	$407,481
18,313	Dassault Systemes (France)	570,181
4,925	Digi International, Inc.*	170,996
4,043	Docusign, Inc.*	309,936
1,251	EPAM Systems, Inc.*	220,626
10,591	Extreme Networks, Inc.*	226,436
2,554	First Solar, Inc.*	498,515
6,524	Fortinet, Inc.*	513,895
8,091	Gen Digital, Inc.	244,348
2,029	Globant SA*	136,471
5,926	GMO internet group, Inc. (Japan)	159,628
22,079	Hewlett Packard Enterprise Co.	498,323
321,281	Horizon Robotics (China)*	395,633
22,332	HP, Inc.	637,355
561	HubSpot, Inc.*	271,058
7,647	Hut 8 Corp. (Canada)*(b)	204,354
85,779	Intel Corp.*	2,088,719
1,067	InterDigital, Inc.	289,915
3,877	International Business Machines Corp.	944,011
4,014	IONOS Group SE (Germany)*	179,244
12,433	IREN, Ltd. (Australia)*	329,226
1,507	Itron, Inc.*	185,271
1,425	Keyence Corp. (Japan)	551,074
2,675	Keysight Technologies, Inc.*	437,175
62,525	Kraken Robotics, Inc. (Canada)*	154,838
20,558	MARA Holdings, Inc.*	328,517
7,320	Marvell Technology, Inc.	460,172
8,338	MaxLinear, Inc.*	131,073
6,431	Micron Technology, Inc.	765,353
8,286	Microsoft Corp.	4,198,433
836	Motorola Solutions, Inc.	394,977
1,174	Nagarro SE (Germany)	72,281
5,521	nCino, Inc.*	177,279
12,472	NCR Voyix Corp.*	164,381
1,967	Nemetschek SE (Germany)	271,680
5,597	NETGEAR, Inc.*	152,070
6,188	NetScout Systems, Inc.*	154,019
1,813	Nice Ltd. ADR (Israel)*(b)	256,268
100,818	Nokia OYJ ADR (Finland)	433,517
2,836	Northern Data AG (Germany)*(b)	56,432
2,559	Novanta, Inc.*	297,893
24,999	NVIDIA Corp.	4,354,326
2,294	NXP Semiconductors NV (Netherlands)	538,746
3,619	Okta, Inc.*	335,735
4,818	OneSpan, Inc.	72,872
8,027	Open Text Corp. (Canada)	265,453
3,245	Oracle Corp.	733,792
1,064	OSI Systems, Inc.*	244,773
4,093	Pagaya Technologies Ltd., Class A*	150,950
5,610	Palantir Technologies, Inc., Class A*	879,143
3,763	Palo Alto Networks, Inc.*	716,927
185,889	PAX Global Technology Ltd. (Hong Kong)	154,751
1,406	PTC, Inc.*	300,181
4,101	Q2 Holdings, Inc.*	322,872

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
3,461	Qorvo, Inc.*	$313,913
5,710	QUALCOMM, Inc.	917,768
1,281	Qualys, Inc.*	173,973
9,803	Quantum Computing, Inc.*	154,691
4,785	Rapid7, Inc.*	99,097
22,069	Red Cat Holdings, Inc.*(b)	197,297
24,795	Ribbon Communications, Inc.*	101,164
5,441	RingCentral, Inc., Class A*	166,005
27,606	Riot Platforms, Inc.*	379,859
44,176	RoboSense Technology Co. Ltd. (China)*(b)	227,004
3,331	Salesforce, Inc.	853,569
2,769	SAP SE (Germany)	750,967
2,526	ScanSource, Inc.*	110,260
16,618	Seiko Epson Corp. (Japan)	214,198
4,858	Semtech Corp.*	282,201
12,985	SentinelOne, Inc., Class A*	244,897
825	ServiceNow, Inc.*	756,904
7,301	Shopify, Inc., Class A (Canada)*	1,031,536
1,694	Silicon Laboratories, Inc.*	227,589
4,909	Skyworks Solutions, Inc.	367,880
2,962	Snowflake, Inc.*	706,911
6,378	SolarEdge Technologies, Inc.*	215,704
955	Sopra Steria Group (France)	177,288
13,536	SoundHound AI, Inc., Class A*	176,239
6,775	Sprout Social, Inc., Class A*	106,977
2,347	Strategy, Inc., Class A*	784,860
4,803	Super Micro Computer, Inc.*	199,517
1,866	Synaptics, Inc.*	130,359
5,931	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,369,290
6,405	Tenable Holdings, Inc.*	198,043
7,027	Teradyne, Inc.	830,872
39,954	Terawulf, Inc.*	377,565
47,140	Tuya, Inc. ADR (China)	125,392
18,472	UiPath, Inc., Class A*	205,409
3,448	Varonis Systems, Inc.*	203,501
19,131	VTEX, Class A (Brazil)*	78,054
1,388	Zebra Technologies Corp., Class A*	440,121
10,444	Zeta Global Holdings Corp., Class A*	205,120
1,627	Zscaler, Inc.*	450,760

		61,624,239

Real Estate – 0.6%
2,359	American Tower Corp. REIT	480,882
2,681	Digital Realty Trust, Inc. REIT	449,443
587	Equinix, Inc. REIT	461,493

		1,391,818

Utilities – 1.7%
473,334	Beijing Jingneng Clean Energy Co. Ltd., Class H (China)	144,504
7,220	Boralex, Inc., Class A (Canada)(b)	151,873
6,788	Brookfield Renewable Corp. (Canada)(b)	228,756

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
12,323	Brookfield Renewable Partners LP (Canada)	$312,709
10,682	Central Puerto SA ADR (Argentina)*(b)	114,084
363,496	China Longyuan Power Group Corp. Ltd., Class H (China)	313,332
10,995	Dominion Energy, Inc.	658,601
25,507	Engie SA (France)	528,152
10,348	NextEra Energy, Inc.	745,573
30,151	ReNew Energy Global PLC, Class A (India)*	229,449
12,916	RWE AG (Germany)	517,647

		3,944,680

TOTAL COMMON STOCKS
(Cost $181,954,496)		228,007,220

Exchange-Traded Fund – 0.1%
108,098	Greencoat UK Wind PLC/Funds
(Cost $180,354)		159,336

Units	Description Expiration Month	Value

Right – 0.0%
Health Care – 0.0%
9,282	AstraZeneca PLC*(d)
(Cost $0)	12/28	28,402

Shares	Dividend Rate	Value

Investment Company – 0.2%(c)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
423,357	4.114%	423,357
(Cost $423,357)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $182,558,207)		228,618,315

Securities Lending Reinvestment Vehicle – 2.9%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
6,658,187	4.154%	6,658,187
(Cost $6,658,187)

TOTAL INVESTMENTS – 102.8%
(Cost $189,216,394)		$235,276,502

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.8)%		(6,377,394)

NET ASSETS – 100.0%		$228,899,108

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.6%
Communication Services – 10.3%
50,713	Alphabet, Inc., Class A	$10,797,305
41,293	Alphabet, Inc., Class C	8,817,294
77,272	AT&T, Inc.	2,263,297
1,012	Charter Communications, Inc., Class A*	268,767
1,463	DoubleVerify Holdings, Inc.*	23,803
3,155	Electronic Arts, Inc.	542,502
2,643	Fox Corp., Class A	157,787
1,696	Fox Corp., Class B	92,517
4,437	Interpublic Group of Cos., Inc. (The)	119,089
2,259	Match Group, Inc.	84,351
19,048	Meta Platforms, Inc., Class A	14,070,758
5,037	Netflix, Inc.*	6,085,955
4,682	News Corp., Class A	137,698
1,483	News Corp., Class B	50,229
5,002	T-Mobile US, Inc.	1,260,454
46,136	Verizon Communications, Inc.	2,040,595
21,415	Walt Disney Co. (The)	2,535,108

		49,347,509

Consumer Discretionary – 10.2%
5,048	Airbnb, Inc., Class A*	658,915
113,818	Amazon.com, Inc.*	26,064,322
2,799	Aptiv PLC (Jersey)*	222,604
3,226	Aramark	126,169
2,619	Bath & Body Works, Inc.	76,501
2,293	Best Buy Co., Inc.	168,857
386	Booking Holdings, Inc.	2,161,233
2,597	BorgWarner, Inc.	111,048
759	Boyd Gaming Corp.	65,168
686	Bright Horizons Family
	Solutions, Inc.*	80,975
771	Brunswick Corp.	49,028
760	Burlington Stores, Inc.*	220,917
2,520	Caesars Entertainment, Inc.*	67,460
1,848	CarMax, Inc.*	113,375
12,253	Carnival Corp.*	390,748
16,108	Chipotle Mexican Grill, Inc.*	678,791
1,813	Deckers Outdoor Corp.*	216,889
5,465	eBay, Inc.	495,184
1,329	Etsy, Inc.*	70,450
1,482	Expedia Group, Inc.	318,334
46,885	Ford Motor Co.	551,836
2,441	Gap, Inc. (The)	53,726
11,667	General Motors Co.	683,570
1,703	H&R Block, Inc.	85,746
1,647	Harley-Davidson, Inc.	47,961
1,714	Hasbro, Inc.	139,125
2,768	Hilton Worldwide Holdings, Inc.	764,134
11,815	Home Depot, Inc. (The)	4,805,988
3,801	Las Vegas Sands Corp.	219,052
722	Lear Corp.	79,420
6,663	Lowe’s Cos., Inc.	1,719,454
1,249	Lululemon Athletica, Inc.*	252,548
3,380	Macy’s, Inc.	44,717
2,670	Marriott International, Inc., Class A	715,186
4,037	Mattel, Inc.*	73,877

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
218	Murphy USA, Inc.	$82,077
4,952	Newell Brands, Inc.	29,316
13,940	NIKE, Inc., Class B	1,078,538
5,360	Norwegian Cruise Line Holdings Ltd.*	133,142
243	Penske Automotive Group, Inc.	44,812
2,437	PulteGroup, Inc.	321,733
3,007	Royal Caribbean Cruises Ltd.	1,092,203
1,678	Service Corp. International	132,982
13,362	Starbucks Corp.	1,178,395
2,453	Tapestry, Inc.	249,764
340	TopBuild Corp.*	143,058
6,442	Tractor Supply Co.	397,858
888	Travel + Leisure Co.	56,130
564	Ulta Beauty, Inc.*	277,900
446	Vail Resorts, Inc.	73,055
1,539	Valvoline, Inc.*	59,682
4,422	VF Corp.	66,905
1,157	Wayfair, Inc., Class A*	86,312
672	Whirlpool Corp.(a)	62,597
902	Wyndham Hotels & Resorts, Inc.	78,122
990	Wynn Resorts Ltd.	125,482
1,099	YETI Holdings, Inc.*	38,641
3,364	Yum! Brands, Inc.	494,407

		48,896,419

Consumer Staples – 5.3%
23,720	Altria Group, Inc.	1,594,221
1,964	Bunge Global SA	165,408
1,755	Clorox Co. (The)	207,441
54,730	Coca-Cola Co. (The)	3,775,823
11,366	Colgate-Palmolive Co.	955,540
5,267	Costco Wholesale Corp.	4,968,466
641	elf Beauty, Inc.*	80,125
2,751	Estee Lauder Cos., Inc. (The), Class A	252,349
7,711	General Mills, Inc.	380,384
2,063	Hershey Co. (The)	379,076
4,109	Hormel Foods Corp.	104,533
925	Ingredion, Inc.	119,824
3,714	Kellanova	295,263
17,811	Keurig Dr Pepper, Inc.	518,122
4,634	Kimberly-Clark Corp.	598,435
12,586	Kraft Heinz Co. (The)	352,030
8,534	Kroger Co. (The)	578,947
2,015	Lamb Weston Holdings, Inc.	115,923
3,567	McCormick & Co., Inc.	251,010
18,234	Mondelez International, Inc., Class A	1,120,297
19,196	PepsiCo, Inc.	2,853,485
672	Post Holdings, Inc.*	76,037
5,523	Target Corp.	530,098
2,719	The Campbell’s Company	86,818
3,983	Tyson Foods, Inc., Class A	226,155
51,326	Walmart, Inc.	4,977,595

		25,563,405

Energy – 3.1%
4,002	APA Corp.	92,926
10,097	Baker Hughes Co.	458,404

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
2,262	Cheniere Energy, Inc.	$546,997
19,249	Chevron Corp.	3,091,389
12,728	ConocoPhillips	1,259,690
6,301	Devon Energy Corp.	227,466
5,962	EQT Corp.	309,070
43,571	Exxon Mobil Corp.	4,979,730
8,923	Halliburton Co.	202,820
1,746	HF Sinclair Corp.	88,837
19,618	Kinder Morgan, Inc.	529,294
3,210	Marathon Petroleum Corp.	576,869
6,889	Occidental Petroleum Corp.	327,985
6,195	ONEOK, Inc.	473,174
4,177	Phillips 66	557,964
2,368	Range Resources Corp.	81,151
3,192	Valero Energy Corp.	485,216
12,316	Williams Cos., Inc. (The)	712,850

		15,001,832

Financials – 14.8%
3,040	Affirm Holdings, Inc.*	268,918
5,822	Aflac, Inc.	622,139
3,159	Allstate Corp. (The)	642,699
3,302	Ally Financial, Inc.	135,547
6,414	American Express Co.	2,124,830
6,977	American International Group, Inc.	567,370
1,143	Ameriprise Financial, Inc.	588,428
2,510	Aon PLC, Class A	921,170
4,927	Apollo Global Management, Inc.	671,205
626	Assurant, Inc.	134,972
919	Axis Capital Holdings Ltd.	90,595
81,982	Bank of America Corp.	4,159,767
8,536	Bank of New York Mellon Corp. (The)	901,402
1,823	Blackrock, Inc.	2,054,776
854	Brighthouse Financial, Inc.*	40,360
7,321	Capital One Financial Corp.	1,663,478
1,268	Cboe Global Markets, Inc.	299,185
22,142	Citigroup, Inc.	2,138,253
2,802	Columbia Banking System, Inc.	75,009
1,597	Comerica, Inc.	112,716
3,800	Equitable Holdings, Inc.	202,388
514	Everest Group Ltd.	175,726
8,127	Fifth Third Bancorp	371,973
6,411	First Horizon Corp.	144,889
6,425	Fiserv, Inc.*	887,806
3,641	Goldman Sachs Group, Inc. (The)(b)	2,713,455
476	Hanover Insurance Group, Inc. (The)	82,576
3,484	Hartford Insurance Group, Inc. (The)	460,968
17,366	Huntington Bancshares, Inc.	309,288
6,750	Intercontinental Exchange, Inc.	1,192,050
4,921	Invesco Ltd.	107,721
33,197	JPMorgan Chase & Co.	10,006,240
11,129	KeyCorp	215,457
8,001	KKR & Co., Inc.	1,116,059
1,474	Lazard, Inc.	84,254

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
2,284	Lincoln National Corp.	$98,052
893	LPL Financial Holdings, Inc.	325,481
2,003	M&T Bank Corp.	403,925
5,857	Marsh & McLennan Cos., Inc.	1,205,429
9,423	Mastercard, Inc., Class A	5,609,418
6,875	MetLife, Inc.	559,350
3,096	MGIC Investment Corp.	86,162
1,877	Moody’s Corp.	956,819
13,625	Morgan Stanley	2,050,290
323	Morningstar, Inc.	84,762
912	MSCI, Inc.	517,761
4,958	Nasdaq, Inc.	469,721
1,354	OneMain Holdings, Inc.	83,758
11,342	PayPal Holdings, Inc.*	796,095
4,714	PNC Financial Services Group, Inc. (The)	977,872
2,729	Principal Financial Group, Inc.	219,712
6,945	Progressive Corp. (The)	1,715,832
4,327	Prudential Financial, Inc.	474,499
11,052	Regions Financial Corp.	302,714
792	Reinsurance Group of America, Inc.	154,274
617	RenaissanceRe Holdings Ltd. (Bermuda)	149,925
3,718	S&P Global, Inc.	2,039,100
2,535	SLM Corp.	79,295
12,717	SoFi Technologies, Inc.*	324,792
3,523	State Street Corp.	405,039
4,431	Synchrony Financial	338,262
1,671	Synovus Financial Corp.	86,240
2,641	T. Rowe Price Group, Inc.	284,224
3,977	Toast, Inc., Class A*	179,363
1,398	Tradeweb Markets, Inc., Class A	172,457
2,685	Travelers Cos., Inc. (The)	729,004
15,660	Truist Financial Corp.	733,201
2,181	Unum Group	152,365
18,520	US Bancorp	904,332
19,837	Visa, Inc., Class A	6,978,260
1,186	Voya Financial, Inc.	89,057
39,101	Wells Fargo & Co.	3,213,320
4,435	Western Union Co. (The)	38,451
1,213	Willis Towers Watson PLC	396,396

		70,668,678

Health Care – 9.3%
15,689	Abbott Laboratories	2,081,303
16,041	AbbVie, Inc.	3,375,026
2,641	Agilent Technologies, Inc.	331,868
1,140	Alnylam Pharmaceuticals, Inc.*	509,021
4,864	Amgen, Inc.	1,399,421
6,229	Avantor, Inc.*	83,905
4,673	Baxter International, Inc.	115,376
2,658	Becton Dickinson & Co.	512,941
1,335	Biogen, Inc.*	176,514
175	Bio-Rad Laboratories, Inc., Class A*	52,129
13,322	Boston Scientific Corp.*	1,405,471
18,397	Bristol-Myers Squibb Co.	867,971
2,239	Cardinal Health, Inc.	333,118

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
2,578	Cencora, Inc.	$751,771
4,633	Centene Corp.*	134,542
467	Charles River Laboratories International, Inc.*	76,266
2,440	Cigna Group (The)	734,123
17,643	CVS Health Corp.	1,290,585
5,855	Danaher Corp.	1,205,076
432	DaVita, Inc.*	59,512
2,137	DENTSPLY SIRONA, Inc.	30,559
5,306	Edwards Lifesciences Corp.*	431,590
2,063	Elevance Health, Inc.	657,375
7,311	Eli Lilly & Co.	5,355,892
4,176	GE HealthCare Technologies, Inc.	307,897
11,320	Gilead Sciences, Inc.	1,278,820
1,161	Henry Schein, Inc.*	80,782
2,099	Hologic, Inc.*	140,885
1,105	Humana, Inc.	335,544
1,463	Illumina, Inc.*	146,242
3,205	Intuitive Surgical, Inc.*	1,516,911
1,656	IQVIA Holdings, Inc.*	315,981
21,839	Johnson & Johnson	3,869,216
774	Labcorp Holdings, Inc.	215,164
1,775	McKesson Corp.	1,218,786
11,643	Medtronic PLC	1,080,587
22,999	Merck & Co., Inc.	1,934,676
2,966	Moderna, Inc.*	71,451
2,624	Organon & Co.	24,718
51,421	Pfizer, Inc.	1,273,184
1,020	Quest Diagnostics, Inc.	185,273
946	Regeneron Pharmaceuticals, Inc.	549,342
1,332	ResMed, Inc.	365,647
3,141	Stryker Corp.	1,229,419
426	Teleflex, Inc.	53,851
3,461	Thermo Fisher Scientific, Inc.	1,705,304
8,342	UnitedHealth Group, Inc.	2,584,936
2,345	Vertex Pharmaceuticals, Inc.*	916,942
10,897	Viatris, Inc.	114,963
544	Waters Corp.*	164,179
1,821	Zimmer Biomet Holdings, Inc.	193,208
4,095	Zoetis, Inc.	640,458

		44,485,721

Industrials – 8.8%
6,295	3M Co.	979,061
390	Acuity, Inc.	127,323
1,605	AECOM	200,448
1,585	Alaska Air Group, Inc.*	99,506
8,172	American Airlines Group, Inc.*	109,260
2,671	AMETEK, Inc.	493,601
517	Armstrong World Industries, Inc.	101,213
8,441	Boeing Co. (The)*	1,980,934
1,548	Booz Allen Hamilton Holding Corp.	168,299
1,410	Broadridge Financial Solutions, Inc.	360,424
1,382	C.H. Robinson Worldwide, Inc.	177,863
528	Carlisle Cos., Inc.	203,750
9,380	Carrier Global Corp.	611,576

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
5,392	Caterpillar, Inc.	$2,259,464
10,230	CNH Industrial NV	117,134
21,863	CSX Corp.	710,766
1,581	Cummins, Inc.	629,934
1,320	Dayforce, Inc.*	92,096
2,844	Deere & Co.	1,361,252
7,694	Delta Air Lines, Inc.	475,335
4,568	Eaton Corp. PLC	1,594,872
6,613	Emerson Electric Co.	872,916
2,565	FedEx Corp.	592,695
1,536	Flowserve Corp.	82,422
1,493	Fortune Brands Innovations, Inc.	87,370
417	FTI Consulting, Inc.*	70,323
12,248	General Electric Co.	3,370,650
2,036	Genpact Ltd.	92,312
7,544	Honeywell International, Inc.	1,655,908
4,751	Howmet Aerospace, Inc.	827,149
627	Hubbell, Inc.	270,231
4,670	Ingersoll Rand, Inc.	370,938
973	ITT, Inc.	165,653
954	J.B. Hunt Transport Services, Inc.	138,320
1,426	Jacobs Solutions, Inc.	208,524
7,633	Johnson Controls International PLC	815,891
1,171	KBR, Inc.	59,089
2,191	L3Harris Technologies, Inc.	608,265
1,171	Leidos Holdings, Inc.	211,857
377	Lennox International, Inc.	210,313
646	Lincoln Electric Holdings, Inc.	156,739
2,441	Lockheed Martin Corp.	1,112,193
2,600	Masco Corp.	190,814
669	Nordson Corp.	150,585
1,580	Northrop Grumman Corp.	932,263
1,952	nVent Electric PLC	176,441
778	Oshkosh Corp.	108,430
4,619	Otis Worldwide Corp.	398,989
1,012	Owens Corning	151,972
1,481	Parker-Hannifin Corp.	1,124,597
1,681	Quanta Services, Inc.	635,351
2,183	RB Global, Inc. (Canada)	250,041
780	Regal Rexnord Corp.	116,477
1,308	Rockwell Automation, Inc.	449,206
15,390	RTX Corp.	2,440,854
433	Science Applications International Corp.	50,964
1,742	Sensata Technologies Holding PLC	56,685
494	Simpson Manufacturing Co., Inc.	94,413
542	SiteOne Landscape Supply, Inc.*	77,636
6,065	Southwest Airlines Co.	199,539
1,373	Spirit AeroSystems Holdings,
	Inc., Class A*	57,103
1,815	Stanley Black & Decker, Inc.	134,836
3,123	Tetra Tech, Inc.	113,740
2,620	Trane Technologies PLC	1,088,872
1,252	Trex Co., Inc.*	77,161
23,969	Uber Technologies, Inc.*	2,247,094
6,966	Union Pacific Corp.	1,557,389
3,910	United Airlines Holdings, Inc.*	410,550

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
8,438	United Parcel Service, Inc., Class B	$737,819
770	United Rentals, Inc.	736,382
1,652	Verisk Analytics, Inc.	442,934
507	W.W. Grainger, Inc.	513,845
4,372	Waste Management, Inc.	989,777
490	WESCO International, Inc.	107,722
2,002	Westinghouse Air Brake Technologies Corp.	387,387
2,861	Xylem, Inc.	405,003

		42,446,740

Information Technology – 31.4%
7,264	Accenture PLC, Class A (Ireland)	1,888,422
3,712	Adobe, Inc.*	1,324,070
13,959	Advanced Micro Devices, Inc.*	2,270,152
1,305	Akamai Technologies, Inc.*	103,265
4,295	Analog Devices, Inc.	1,079,376
128,604	Apple, Inc.	29,854,133
7,056	Applied Materials, Inc.	1,134,323
1,400	Atlassian Corp., Class A*	248,892
1,891	Autodesk, Inc.*	595,098
40,291	Broadcom, Inc.	11,982,140
2,390	Cadence Design Systems, Inc.*	837,528
1,599	Ciena Corp.*	150,258
459	Cirrus Logic, Inc.*	52,413
43,619	Cisco Systems, Inc.	3,013,637
2,635	Cloudflare, Inc., Class A*	549,951
4,370	Cognizant Technology Solutions
	Corp., Class A	315,732
6,728	Corning, Inc.	450,978
510	Dolby Laboratories, Inc., Class A	36,557
2,078	Dropbox, Inc., Class A*	60,387
1,568	DXC Technology Co.*	22,658
825	Elastic NV*	70,175
1,078	First Solar, Inc.*	210,415
661	Gartner, Inc.*	166,037
4,773	Gen Digital, Inc.	144,145
1,197	Gitlab, Inc., Class A*	57,480
1,228	GoDaddy, Inc., Class A*	182,125
715	Guidewire Software, Inc.*	155,169
11,463	Hewlett Packard Enterprise Co.	258,720
8,455	HP, Inc.	241,306
429	HubSpot, Inc.*	207,280
37,424	Intel Corp.*	911,274
8,116	International Business Machines Corp.	1,976,165
2,368	Intuit, Inc.	1,579,456
2,044	Keysight Technologies, Inc.*	334,051
1,152	KLA Corp.	1,004,544
11,145	Lam Research Corp.	1,116,172
756	Lumentum Holdings, Inc.*	100,404
7,524	Marvell Technology, Inc.	472,996
9,558	Micron Technology, Inc.	1,137,498
64,703	Microsoft Corp.	32,784,363
1,804	Motorola Solutions, Inc.	852,318
1,812	NetApp, Inc.	204,375
204,183	NVIDIA Corp.	35,564,595
3,731	ON Semiconductor Corp.*	185,020

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
14,446	Oracle Corp.	$3,266,674
5,635	Palo Alto Networks, Inc.*	1,073,580
898	Pegasystems, Inc.	48,681
935	Procore Technologies, Inc.*	64,992
9,683	QUALCOMM, Inc.	1,556,349
8,145	Salesforce, Inc.	2,087,156
1,780	ServiceNow, Inc.*	1,633,079
1,593	Synopsys, Inc.*	961,407
1,033	Teradata Corp.*	21,672
1,375	Teradyne, Inc.	162,580
7,892	Texas Instruments, Inc.	1,597,972
1,340	Twilio, Inc., Class A*	141,517
374	Tyler Technologies, Inc.*	210,517
1,826	Vontier Corp.	78,354
1,859	Workday, Inc., Class A*	429,094
624	Zebra Technologies Corp., Class A*	197,864
2,314	Zoom Communications, Inc., Class A*	188,406
818	Zscaler, Inc.*	226,627

		149,832,574

Materials – 1.9%
1,431	Albemarle Corp.	121,521
3,021	Alcoa Corp.	97,246
786	AptarGroup, Inc.	109,466
3,462	Ball Corp.	182,240
1,332	Celanese Corp.	63,443
2,060	CF Industries Holdings, Inc.	178,458
9,619	Corteva, Inc.	713,634
8,326	Dow, Inc.	205,069
4,953	DuPont de Nemours, Inc.	380,985
2,962	Ecolab, Inc.	820,592
1,512	FMC Corp.	59,119
16,984	Freeport-McMoRan, Inc.	754,090
3,520	Graphic Packaging Holding Co.	78,390
3,108	International Flavors &
	Fragrances, Inc.	209,821
6,224	International Paper Co.	309,208
5,539	Linde PLC	2,649,248
761	Louisiana-Pacific Corp.	72,379
3,159	LyondellBasell Industries NV, Class A	178,010
3,862	Mosaic Co. (The)	128,991
13,125	Newmont Corp.	976,500
2,810	Nucor Corp.	417,931
2,675	PPG Industries, Inc.	297,540

		9,003,881

Real Estate – 2.2%
5,005	American Homes 4 Rent, Class A REIT	179,279
6,835	American Tower Corp. REIT	1,393,315
2,102	AvalonBay Communities, Inc. REIT	411,677
4,439	Brixmor Property Group, Inc. REIT	124,248
4,380	CBRE Group, Inc., Class A*	710,086
6,019	CoStar Group, Inc.*	538,640

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
6,446	Crown Castle, Inc. REIT	$639,056
4,909	Digital Realty Trust, Inc. REIT	822,945
1,411	Equinix, Inc. REIT	1,109,314
5,601	Equity Residential REIT	370,338
943	Essex Property Trust, Inc. REIT	254,808
5,234	Healthcare Realty Trust, Inc.
	REIT	90,967
458	Howard Hughes Holdings, Inc.*	34,932
4,320	Iron Mountain, Inc. REIT	398,865
698	Jones Lang LaSalle, Inc.*	213,288
9,767	Kimco Realty Corp. REIT	219,660
1,720	Mid-America Apartment
	Communities, Inc. REIT	250,810
13,530	Prologis, Inc. REIT	1,539,443
1,593	SBA Communications Corp.
	REIT	326,326
6,126	Ventas, Inc. REIT	417,058
10,809	Weyerhaeuser Co. REIT	279,629
683	Zillow Group, Inc., Class A*	55,651
2,300	Zillow Group, Inc., Class C*	193,913

		10,574,248

Utilities – 2.3%
8,325	AES Corp. (The)	112,720
6,272	American Electric Power Co.,
	Inc.	696,317
2,319	American Water Works Co., Inc.	332,800
4,121	Consolidated Edison, Inc.	404,806
3,698	Constellation Energy Corp.	1,138,910
9,970	Dominion Energy, Inc.	597,203
9,061	Duke Energy Corp.	1,109,882
4,527	Edison International	254,101
5,068	Entergy Corp.	446,440
4,252	Eversource Energy	272,426
24,151	NextEra Energy, Inc.	1,740,080
5,557	NiSource, Inc.	234,894
2,343	NRG Energy, Inc.	341,047
25,420	PG&E Corp.	388,418
8,782	PPL Corp.	320,280
5,928	Public Service Enterprise Group,
	Inc.	488,052
7,534	Sempra	622,007
4,039	Vistra Corp.	763,815
6,839	Xcel Energy, Inc.	495,075

		10,759,273

TOTAL COMMON STOCKS
(Cost $322,355,535)		476,580,280

Shares	Dividend Rate	Value

Investment Company – 0.3%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,368,665	4.114%	1,368,665
(Cost $1,368,665)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $323,724,200)		477,948,945

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
62,724	4.154%	$62,724
(Cost $62,724)

TOTAL INVESTMENTS – 99.9%
(Cost $323,786,924)		$478,011,669

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		438,066

NET ASSETS – 100.0%		$478,449,735

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:

PLC     —Public Limited Company

REIT    —Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS SMALL CAP EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 98.7%
Communication Services – 0.5%
32,358	MNTN, Inc., Class A*(a)	$660,427

Consumer Discretionary – 13.6%
11,449	Boot Barn Holdings, Inc.*	2,035,289
23,313	Cheesecake Factory, Inc. (The)(a)	1,432,817
78,248	Dana, Inc.	1,577,480
43,838	First Watch Restaurant Group,
	Inc.*	825,908
10,623	Five Below, Inc.*	1,541,397
4,006	Installed Building Products, Inc.	1,048,851
15,812	Kontoor Brands, Inc.	1,221,477
12,452	M/I Homes, Inc.*	1,833,681
23,213	Meritage Homes Corp.	1,803,418
17,977	Modine Manufacturing Co.*	2,447,209
15,344	Ollie’s Bargain Outlet Holdings,
	Inc.*	1,946,233
11,968	Patrick Industries, Inc.	1,338,621
8,122	Shake Shack, Inc., Class A*	860,932

		19,913,313

Consumer Staples – 1.6%
50,178	Primo Brands Corp., Class A	1,259,970
22,324	Vital Farms, Inc.*	1,140,533

		2,400,503

Energy – 2.4%
34,043	Archrock, Inc.	842,905
26,378	CNX Resources Corp.*	770,237
26,783	Matador Resources Co.	1,348,792
82,010	Patterson-UTI Energy, Inc.	476,478

		3,438,412

Financials – 21.0%
9,923	Accelerant Holdings, Class A
	(Cayman Islands)*	198,956
12,314	Aspen Insurance Holdings Ltd.,
	Class A (Bermuda)*	449,461
40,034	Atlantic Union Bankshares Corp.	1,430,415
25,320	Banner Corp.	1,697,200
3,195	Bullish (Cayman Islands)*	188,601
56,232	Cadence Bank	2,116,572
37,489	First Merchants Corp.	1,556,543
29,147	Glacier Bancorp, Inc.	1,432,575
10,853	Hamilton Lane, Inc., Class A	1,675,052
7,735	Hanover Insurance Group, Inc.
	(The)	1,341,868
23,657	Kemper Corp.	1,269,198
5,317	Miami International Holdings,
	Inc.*	199,813
54,146	NMI Holdings, Inc., Class A*	2,130,645
57,378	Pacific Premier Bancorp, Inc.	1,405,187
13,356	PennyMac Financial Services,
	Inc.	1,470,496
95,170	Perella Weinberg Partners	2,106,112
10,637	Pinnacle Financial Partners, Inc.	1,034,129
9,628	Piper Sandler Cos.	3,213,730
9,523	PJT Partners, Inc., Class A	1,704,617
43,113	Skyward Specialty Insurance
	Group, Inc.*	2,082,358

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
19,043	SouthState Corp.	$1,943,529

		30,647,057

Health Care – 13.0%
51,027	Alkermes PLC*	1,478,252
28,220	AtriCure, Inc.*	1,043,858
18,300	Bridgebio Pharma, Inc.*	947,208
44,616	Dynavax Technologies Corp.*	451,514
11,605	GeneDx Holdings Corp.*	1,502,731
39,807	Halozyme Therapeutics, Inc.*	2,911,882
10,781	Integer Holdings Corp.*	1,162,946
11,665	iRhythm Technologies, Inc.*	1,982,817
6,317	Ligand Pharmaceuticals, Inc.*	1,021,522
19,853	Merit Medical Systems, Inc.*	1,797,491
12,347	Prestige Consumer Healthcare,
	Inc.*	840,090
18,623	REVOLUTION Medicines, Inc.*	707,115
9,352	Rhythm Pharmaceuticals, Inc.*	964,659
47,908	WaVe Life Sciences Ltd.*	459,917
46,056	Waystar Holding Corp.*	1,744,601

		19,016,603

Industrials – 21.3%
15,317	Arcosa, Inc.	1,515,617
24,287	ATI, Inc.*	1,883,214
8,223	Enpro, Inc.	1,798,946
12,951	Esab Corp.	1,494,157
12,923	ESCO Technologies, Inc.	2,596,360
22,767	Federal Signal Corp.	2,800,113
67,839	Gates Industrial Corp. PLC*	1,733,965
10,485	Granite Construction, Inc.	1,129,759
33,289	Kratos Defense & Security
	Solutions, Inc.*	2,191,748
10,555	Loar Holdings, Inc.*	745,816
22,140	Mercury Systems, Inc.*	1,495,557
9,940	Moog, Inc., Class A	1,946,749
12,023	MYR Group, Inc.*	2,251,547
15,115	Parsons Corp.*	1,210,712
17,267	SPX Technologies, Inc.*	3,230,828
11,634	Standex International Corp.	2,374,150
21,500	Voyager Technologies, Inc., Class
	A*(a)	659,835

		31,059,073

Information Technology – 16.3%
9,220	Advanced Energy Industries, Inc.	1,380,050
10,126	Badger Meter, Inc.	1,852,248
12,295	Belden, Inc.	1,600,809
65,557	Clearwater Analytics Holdings,
	Inc., Class A*	1,355,063
12,354	Commvault Systems, Inc.*	2,305,812
30,391	DigitalOcean Holdings, Inc.*	991,354
7,906	Impinj, Inc.*	1,482,138
23,261	Intapp, Inc.*	1,069,773
33,991	JFrog Ltd.*	1,678,136
60,809	Knowles Corp.*	1,298,272
17,172	MACOM Technology Solutions
	Holdings, Inc.*	2,200,592
43,086	PagerDuty, Inc.*	721,260
20,732	Q2 Holdings, Inc.*	1,632,230

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
6,926	SiTime Corp.*	$1,673,807
25,833	Varonis Systems, Inc.*	1,524,664
12,634	Workiva, Inc.*	1,039,020

		23,805,228

Materials – 3.9%
40,899	Avient Corp.	1,529,623
17,150	Commercial Metals Co.	989,041
39,998	Graphic Packaging Holding Co.	890,755
18,005	HB Fuller Co.	1,099,205
15,542	Knife River Corp.*	1,258,902

		5,767,526

Real Estate – 4.5%
35,670	Cousins Properties, Inc. REIT	1,051,908
75,137	Independence Realty Trust, Inc. REIT	1,360,731
35,860	InvenTrust Properties Corp. REIT	1,067,552
92,336	Newmark Group, Inc., Class A	1,681,439
25,185	Terreno Realty Corp. REIT	1,454,937

		6,616,567

Utilities – 0.6%
15,618	TXNM Energy, Inc.	884,603

TOTAL COMMON STOCKS (Cost $129,954,923)		144,209,312

Shares	Dividend Rate	Value

Investment Company – 1.2%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,812,482	4.114%	1,812,482
(Cost $1,812,482)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $131,767,405)		146,021,794

Securities Lending Reinvestment Vehicle – 1.1%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,540,377	4.154%	1,540,377
(Cost $1,540,377)

TOTAL INVESTMENTS – 101.0%
(Cost $133,307,782)		$147,562,171

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(1,462,146)

NET ASSETS – 100.0%		$146,100,025

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities August 31, 2025

	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $1,117,138,348, $315,678,499 and $11,005,664, respectively)(a)	$1,329,951,500	$373,242,732	$10,686,474
Investments in affiliated issuers, at value (cost $2,752,942, $– and $158,176, respectively)	3,826,101	—	158,176
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	6,739,710	—	—
Foreign Currency, at value (cost $–, $– and $25,627, respectively)	—	—	25,627
Receivables:
Dividends	1,668,300	331,799	10,936
Securities lending income	100,001	—	—
Investments sold	—	—	40,562
Collateral on certain derivative contracts	—	—	5,720

Total assets	1,342,285,612	373,574,531	10,927,495

Liabilities:
Variation margin on futures contracts	—	—	292
Payables:
Payable upon return of securities loaned	6,739,710	—	—
Management fees	45,652	66,552	3,203
Investments purchased	—	—	4,395
Due to custodian	—	546,334	—
Foreign capital gains taxes	—	—	1,927

Total liabilities	6,785,362	612,886	9,817

Net Assets:
Paid-in capital	1,221,643,444	404,019,837	11,283,034
Total distributable earnings (loss)	113,856,806	(31,058,192)	(365,356)

NET ASSETS	$1,335,500,250	$372,961,645	$10,917,678

SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	15,850,000	2,600,000	425,000
Net asset value per share:	$84.26	$143.45	$25.69

(a)	Includes loaned securities having a market value of $6,513,475, $– and $– for Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF and India Equity ETF , respectively.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities (continued) August 31, 2025

	Innovate Equity ETF	JUST U.S. Large Cap Equity ETF	Small Cap Equity ETF

Assets:

Investments in unaffiliated issuers, at value (cost $181,582,840, $321,134,778 and $129,954,923, respectively)(a)	$226,868,413	$473,866,825	$144,209,312
Investments in affiliated issuers, at value (cost $975,367, $2,589,422 and $1,812,482,respectively)	1,749,902	4,082,120	1,812,482
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	6,658,187	62,724	1,540,377
Foreign Currency, at value (cost $1,039, $– and $–, respectively)	1,028	—	—
Receivables:
Dividends	171,830	525,019	56,058
Foreign tax reclaims	129,258	—	3,746
Securities lending income	22,267	12,248	2,449
Investments sold	—	—	456,332

Total assets	235,600,885	478,548,936	148,080,756

Liabilities:
Payables:
Payable upon return of securities loaned	6,658,187	62,724	1,540,377
Management fees	43,590	36,477	41,286
Investments purchased	—	—	399,068

Total liabilities	6,701,777	99,201	1,980,731

Net Assets:
Paid-in capital	257,658,650	344,063,351	144,111,023
Total distributable earnings (loss)	(28,759,542)	134,386,384	1,989,002

NET ASSETS	$228,899,108	$478,449,735	$146,100,025

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	3,250,000	5,225,000	2,725,000

Net asset value per share:	$70.43	$91.57	$53.61

(a)	Includes loaned securities having a market value of $6,329,114, $60,641 and $1,495,188 for Innovate Equity ETF, JUST U.S. Large Cap Equity ETF and Small Cap Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EQUITY ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2025

	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF *

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $446, $19,771 and $9,671, respectively)	$18,149,528	$2,472,608	$31,208

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	763,629	484,710	—

Dividends — affiliated issuers	91,216	20,648	2,457

Non cash dividend income	—	—	9,815

Total Investment Income	19,004,373	2,977,966	43,480

Expenses:

Management fees	952,709	1,426,290	23,000

Trustee fees	33,704	29,245	—

Total expenses	986,413	1,455,535	23,000

Less — expense reductions	(1,750)	(862)	(66)

Net expenses	984,663	1,454,673	22,934

NET INVESTMENT INCOME	18,019,710	1,523,293	20,546

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(27,249,411)	(15,670,375)	(41,287)

Investments — affiliated issuers	46,686	—	—

In-kind redemptions — affiliated issuers	329,893	—	—

In-kind redemptions — unaffiliated issuers	65,108,851	70,400,965	—

Futures contracts	—	—	1,700

Foreign currency transactions	—	—	(32,303)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $–, $– and $1,927, respectively)	71,041,120	12,683,109	(321,117)

Investments — affiliated issuers	532,406	—	—

Foreign currency translations	—	—	(67)

Futures contracts	—	—	(2,059)

Net realized and unrealized gain (loss)	109,809,545	67,413,699	(395,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$127,829,255	$68,936,992	$(374,587)

*	For the period April 1, 2025 (commencement of operations) through August 31, 2025.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2025

	Innovate Equity ETF	JUST U.S. Large Cap Equity ETF	Small Cap Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $156,515, $252 and $5,620, respectively)	$2,842,379	$5,640,627	$1,199,930

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	234,563	12,980	9,137

Dividends — affiliated issuers	45,330	80,830	77,892

Total Investment Income	3,122,272	5,734,437	1,286,959

Expenses:

Management fees	1,226,431	814,899	1,037,105

Trustee fees	28,877	29,859	28,157

Total expenses	1,255,308	844,758	1,065,262

Less — expense reductions	(706)	(1,345)	(69,829)

Net expenses	1,254,602	843,413	995,433

NET INVESTMENT INCOME	1,867,670	4,891,024	291,526

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	10,402,855	(4,113,409)	(11,758,552)

Investments — affiliated issuers	114,623	(17,711)	—

In-kind redemptions — affiliated issuers	565,481	95,638	—

In-kind redemptions — unaffiliated issuers	49,151,981	22,452,343	6,715,186

Foreign currency transactions	(46,152)	(25)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(16,914,709)	35,758,094	6,644,854

Investments — affiliated issuers	(171,138)	752,169	—

Foreign currency translations	2,843	—	—

Net realized and unrealized gain	43,105,784	54,927,099	1,601,488

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,973,454	$59,818,123	$1,893,014

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets

	Equal Weight U.S. Large Cap Equity ETF		Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$18,019,710	$10,337,819	$1,523,293	$1,381,348

Net realized gain	38,236,019	7,281,443	54,730,590	23,962,722

Net change in unrealized gain	71,573,526	112,370,534	12,683,109	24,120,114

Net increase in net assets resulting from operations	127,829,255	129,989,796	68,936,992	49,464,184

Distributions to shareholders:

From distributable earnings	(16,518,301)	(9,660,633)	(904,128)	(1,204,174)

From share transactions:

Proceeds from sales of shares	594,089,469	295,567,457	229,217,606	244,704,861

Cost of shares redeemed	(187,596,129)	(60,734,754)	(211,872,367)	(147,544,852)

Net increase in net assets resulting from share transactions	406,493,340	234,832,703	17,345,239	97,160,009

TOTAL INCREASE	517,804,294	355,161,866	85,378,103	145,420,019

Net Assets:

Beginning of year	$817,695,956	$462,534,090	$287,583,542	$142,163,523

End of year	$1,335,500,250	$817,695,956	$372,961,645	$287,583,542

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	India Equity ETF	Innovate Equity ETF
	For the Period April 1, 2025* to August 31, 2025	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$20,546	$1,867,670	$2,621,785

Net realized gain (loss)	(71,890)	60,188,788	15,870,055

Net change in unrealized gain (loss)	(323,243)	(17,083,004)	47,697,959

Net increase (decrease) in net assets resulting from operations	(374,587)	44,973,454	66,189,799

Distributions to shareholders:

From distributable earnings	–	(3,331,425)	(3,615,832)

From share transactions:

Proceeds from sales of shares	11,977,741	–	18,893,627

Cost of shares redeemed	(685,476)	(164,584,299)	(65,701,777)

Net increase (decrease) in net assets resulting from share transactions	11,292,265	(164,584,299)	(46,808,150)

TOTAL INCREASE (DECREASE)	10,917,678	(122,942,270)	15,765,817

Net Assets:

Beginning of period	$–	$351,841,378	$336,075,561

End of period	$10,917,678	$228,899,108	$351,841,378

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	JUST U.S. Large Cap Equity ETF		Small Cap Equity ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Period October 3, 2023* to August 31, 2024

From operations:

Net investment income	$4,891,024	$4,202,236	$291,526	$53,722

Net realized gain (loss)	18,416,836	12,376,168	(5,043,366)	443,944

Net change in unrealized gain	36,510,263	62,911,980	6,644,854	7,609,535

Net increase in net assets resulting from operations	59,818,123	79,490,384	1,893,014	8,107,201

Distributions to shareholders:

From distributable earnings	(4,768,873)	(4,197,696)	(374,278)	(44,301)

From return of capital	–	–	(590,432)	–

Total distributions to shareholders	(4,768,873)	(4,197,696)	(964,710)	(44,301)

From share transactions:

Proceeds from sales of shares	110,925,014	46,501,015	101,932,655	74,294,488

Cost of shares redeemed	(48,439,198)	(38,625,587)	(34,419,519)	(4,698,803)

Net increase in net assets resulting from share transactions	62,485,816	7,875,428	67,513,136	69,595,685

TOTAL INCREASE	117,535,066	83,168,116	68,441,440	77,658,585

Net Assets:

Beginning of period	$360,914,669	$277,746,553	$77,658,585	$–

End of period	$478,449,735	$360,914,669	$146,100,025	$77,658,585

*	Commencement of operations.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Equal Weight U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$76.06	$62.93	$58.98	$70.00	$50.86

Net investment income(a)	1.30	1.18	1.03	0.94	0.85

Net realized and unrealized gain (loss)	8.12	13.09	3.94	(10.98)	19.09

Total from investment operations	9.42	14.27	4.97	(10.04)	19.94

Distributions to shareholders from net investment income	(1.22)	(1.14)	(1.02)	(0.98)	(0.80)

Net asset value, end of year	$84.26	$76.06	$62.93	$58.98	$70.00

Market price, end of year	$84.23	$76.06	$62.93	$58.99	$69.99

Total Return at Net Asset Value(b)	12.52%	22.93%	8.58%	(14.48)%	39.56%

Net assets, end of year (in 000’s)	$1,335,500	$817,696	$462,534	$613,410	$857,504

Ratio of net expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.64%	1.72%	1.72%	1.43%	1.39%

Portfolio turnover rate(c)	46%	39%	44%	47%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31,

	2025		2024	2023	2022		2021

Per Share Operating Performance:

Net asset value, beginning of year	$116.20		$88.85	$75.37	$103.18		$79.37

Net investment income (loss)(a)	0.60	(b)	0.76	0.17	(0.04	)(c)	(0.07)

Net realized and unrealized gain (loss)	27.00		27.33	13.32	(27.77)		23.88

Total from investment operations	27.60		28.09	13.49	(27.81)		23.81

Distributions to shareholders from net investment income	(0.35)		(0.74)	(0.01)	–		– (d)

Net asset value, end of year	$143.45		$116.20	$88.85	$75.37		$103.18

Market price, end of year	$143.39		$116.03	$88.90	$75.47		$103.21

Total Return at Net Asset Value(e)	23.80%		31.79%	17.90%	(26.95)%		30.00%

Net assets, end of year (in 000’s)	$372,962		$287,584	$142,164	$145,084		$221,834

Ratio of net expenses to average net assets	0.45%		0.45%	0.45%	0.45%		0.45%

Ratio of net investment income (loss) to average net assets	0.47	%(b)	0.74%	0.23%	(0.05	)%(c)	(0.08)%

Portfolio turnover rate(f)	137%		144%	120%	117%		136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.20 per share and 0.15% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.05% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INDIA EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	India Equity ETF
	For the Period April 1, 2025* to August 31, 2025

Per Share Operating Performance:

Net asset value, beginning of period	$24.95

Net investment income(a)	0.07

Net realized and unrealized gain	0.67

Total from investment operations	0.74

Net asset value, end of period	$25.69

Market price, end of period	$25.92

Total Return at Net Asset Value(b)	2.89%

Net assets, end of period (in 000’s)	$10,918

Ratio of net expenses to average net assets	0.75	%(c)

Ratio of net investment income to average net assets	0.67	%(c)

Portfolio turnover rate(d)	22%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INNOVATE EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Innovate Equity ETF
	For the Fiscal Year Ended August 31,				For the Period November 6, 2020* to August 31, 2021
	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of period	$59.13	$49.42	$43.67	$63.23	$50.03

Net investment income(a)	0.47	0.40	0.43	0.33	0.24

Net realized and unrealized gain (loss)	11.60	9.84	5.39	(19.43)	13.15

Total from investment operations	12.07	10.24	5.82	(19.10)	13.39

Distributions to shareholders from net investment income	(0.77)	(0.53)	(0.07)	(0.46)	(0.19)

Net asset value, end of period	$70.43	$59.13	$49.42	$43.67	$63.23

Market price, end of period	$70.42	$59.14	$49.42	$43.62	$63.34

Total Return at Net Asset Value(b)	20.58%	20.86%	13.38%	(30.35)%	26.80%

Net assets, end of period (in 000’s)	$228,899	$351,841	$336,076	$327,530	$493,184

Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50	%(c)

Ratio of net investment income to average net assets	0.74%	0.76%	0.97%	0.62%	0.50	%(c)

Portfolio turnover rate(d)	45%	33%	45%	38%	38%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	JUST U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$80.65	$64.22	$56.72	$65.65	$50.92

Net investment income(a)	0.97	0.93	0.89	0.82	0.74

Net realized and unrealized gain (loss)	10.90	16.43	7.49	(8.97)	14.70

Total from investment operations	11.87	17.36	8.38	(8.15)	15.44

Distributions to shareholders from net investment income	(0.95)	(0.93)	(0.88)	(0.78)	(0.71)

Net asset value, end of year	$91.57	$80.65	$64.22	$56.72	$65.65

Market price, end of year	$91.56	$80.67	$64.27	$56.84	$65.68

Total Return at Net Asset Value(b)	14.84%	27.27%	15.00%	(12.53)%	30.61%

Net assets, end of year (in 000’s)	$478,450	$360,915	$277,747	$269,428	$264,240

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%

Ratio of net investment income to average net assets	1.16%	1.31%	1.52%	1.31%	1.29%

Portfolio turnover rate(c)	14%	9%	9%	12%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS SMALL CAP EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2025	For the Period October 3, 2023* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$52.65	$39.36

Net investment income(a)	0.11	0.09

Net realized and unrealized gain	1.20	13.30

Total from investment operations	1.31	13.39

Distributions to shareholders from net investment income	(0.14)	(0.10)

Distributions to shareholders from return of capital	(0.21)	–

Total distributions	(0.35)	(0.10)

Net asset value, end of period	$53.61	$52.65

Market price, end of period	$53.60	$52.64

Total Return at Net Asset Value(b)	2.52%	34.05%

Net assets, end of period (in 000’s)	$146,100	$77,659

Ratio of net expenses to average net assets	0.75%	0.75	%(c)

Ratio of total expenses to average net assets	0.80%	0.80	%(c)

Ratio of net investment income to average net assets	0.22%	0.21	%(c)

Portfolio turnover rate(d)	57%	41%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements August 31, 2025

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Diversified

Goldman Sachs Hedge Industry VIP ETF	Diversified

Goldman Sachs India Equity ETF(a)	Non-Diversified

Goldman Sachs Innovate Equity ETF	Diversified

Goldman Sachs JUST U.S. Large Cap Equity ETF	Diversified

Goldman Sachs Small Cap Equity ETF	Non-diversified

(a)	Commenced operations on April 1, 2025.

The investment objective of each Fund (except India Equity ETF and Small Cap Equity ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective index. The India Equity ETF seeks long-term capital appreciation and the Small Cap Equity ETF seeks long-term growth of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF and Small Cap Equity ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), shares of the India Equity ETF are listed and traded on the NASDAQ Stock Market LLC (“NASDAQ”) and shares of the Equal Weight U.S. Large Cap Equity ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment

39

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2025

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly with respect to Equal Weight U.S. Large Cap Equity ETF, JUST U.S. Large Cap Equity ETF, India Equity ETF and Small Cap Equity ETF, and annually for Hedge Industry VIP ETF and Innovate Equity ETF. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within each Fund’s financial statements.

40

GOLDMAN SACHS EQUITY ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s financial statements at SEC.gov.

41

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2025:

Equal Weight U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$8,048,242	$—	$—

North America	1,324,582,432	—	—

Investment Company	1,146,927	—	—

Securities Lending Reinvestment Vehicle	6,739,710	—	—

Total	$1,340,517,311	$—	$—

Hedge Industry VIP ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$30,588,063	$—	$—

Europe	23,203,757	—	—

North America	311,579,640	—	—

South America	7,871,272	—	—

Total	$373,242,732	$—	$—

42

GOLDMAN SACHS EQUITY ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

India Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$10,605,779	$2,087	$—

North America	78,608	—	—

Investment Company	158,176	—	—

Total	$10,842,563	$2,087	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(2,059)	$—	$—

Innovate Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$34,944,777	$—	$—

Europe	17,952,196	—	28,402

North America	171,861,355	—	—

Oceania	745,816	—	—

South America	2,503,076	—	—

Exchange-Traded Fund	159,336	—	—

Investment Company	423,357	—	—

Securities Lending Reinvestment Vehicle	6,658,187	—	—

Total	$235,248,100	$—	$28,402

JUST U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$2,111,026	$—	$—

North America	474,469,254	—	—

Investment Company	1,368,665	—	—

Securities Lending Reinvestment Vehicle	62,724	—	—

Total	$478,011,669	$—	$—

43

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Small Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$144,209,312	$—	$—

Investment Company	1,812,482	—	—

Securities Lending Reinvestment Vehicle	1,540,377	—	—

Total	$147,562,171	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4 INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2025. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

India Equity ETF
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts		$(2,059)

1

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2025 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2025. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

India Equity ETF
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,700	$(2,059)

44

GOLDMAN SACHS EQUITY ETFS

4 INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended August 31, 2025, the relevant values for each derivative type were as follows:

Average number of Contracts(a)
Fund	Futures Contracts

India Equity ETF	2

(a)

Amounts disclosed represent average number of future contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2025.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2025, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Unitary Management Fee

Equal Weight U.S. Large Cap Equity ETF	0.09%

Hedge Industry VIP ETF	0.45%

India Equity ETF	0.75%

Innovate Equity ETF	0.50%

JUST U.S. Large Cap Equity ETF	0.20%

Small Cap Equity ETF	0.80%

The Investment Adviser has agreed to waive a portion of its management fee for Small Cap Equity ETF in order to achieve a net management fee rate of 0.75% as an annual percentage for the Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2025, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. During the fiscal year ended August 31, 2025, the Small Cap Equity ETF waived $66,579 in management fees.

The Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, India Equity ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF and Small Cap Equity ETF invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2025, the management fee waived by GSAM for each Fund was as follows:

45

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2025

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued )

Fund	Management Fee Waived

Equal Weight U.S. Large Cap Equity ETF	$1,750

Hedge Industry VIP ETF	862

India Equity ETF	66

Innovate Equity ETF	706

JUST U.S. Large Cap Equity ETF	1,345

Small Cap Equity ETF	3,250

B. Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in The Goldman Sachs Group, Inc. and Goldman Sachs Financial Square Treasury Obligations Fund for the fiscal year ended August 31, 2025:

Equal Weight U.S. Large Cap Equity ETF
Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$1,324,362	$18,613,490	$(18,790,925)	$–	$–	$1,146,927	1,146,927	$43,005	$–

Goldman Sachs Group, Inc. (The)

	1,645,556	1,540,411	(1,415,778)	376,579	532,406	2,679,174	3,595	48,211	–

Total	$2,969,918	$20,153,901	$(20,206,703)	$376,579	$532,406	$3,826,101		$91,216	$–

Hedge Industry VIP ETF
Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$193,181	$18,022,549	$(18,215,730	)$–		$–	$–	$–	$20,648	$–

India Equity ETF
Underlying Fund	Beginning value as of April 1, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$–	$1,738,656	$(1,580,480)	$–	$–	$158,176	158,176	$2,457	$–

46

GOLDMAN SACHS EQUITY ETFS

5. AGREEMENTS AND AFFILIAED TRANSACTIONS (continued)

Innovate Equity ETF
Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$–	$12,412,011	$(11,988,654)	$–	$–	$423,357	423,357	$17,036	$–
Goldman Sachs Group, Inc. (The)
	1,956,299	64,244	(1,202,964)	680,104	(171,138)	1,326,545	1,780	28,294	–
Total	$1,956,299	$12,476,255	$(13,191,618)	$680,104	$(171,138)	$1,749,902		$45,330	$–

JUST U.S. Large Cap Equity ETF
Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$302,378	$10,630,552	$(9,564,265)	$–	$–	$1,368,665	1,368,665	$32,744	$–
Goldman Sachs Group, Inc. (The)
	1,752,198	647,476	(516,315)	77,927	752,169	2,713,455	3,641	48,086	–
Total	$2,054,576	$11,278,028	$(10,080,580)	$77,927	$752,169	$4,082,120		$80,830	$–

Small Cap Equity ETF
Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$1,331,782	$20,012,682	$(19,531,982)	$–	$–	$1,812,482	1,812,482	$77,892	$–

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

47

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2025

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	7,600,000	$594,089,469	4,300,000	$295,567,457

Shares redeemed	(2,500,000)	(187,596,129)	(900,000)	(60,734,754)

NET INCREASE IN SHARES	5,100,000	$406,493,340	3,400,000	$234,832,703

	Goldman Sachs Hedge Industry VIP ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,750,000	$229,217,606	2,275,000	$244,704,861

Shares redeemed	(1,625,000)	(211,872,367)	(1,400,000)	(147,544,852)

NET INCREASE IN SHARES	125,000	$17,345,239	875,000	$97,160,009

	Goldman Sachs India Equity ETF

	For the Period April 1, 2025(a) to August 31, 2025

	Shares	Dollars

Fund Share Activity

Shares sold	450,000	$11,977,741

Shares redeemed	(25,000)	(685,476)

NET INCREASE IN SHARES	425,000	$11,292,265

(a)	Commenced operations on April 1, 2025.

	Goldman Sachs Innovate Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	—	$—	350,000	$18,893,627

Shares redeemed	(2,700,000)	(164,584,299)	(1,200,000)	(65,701,777)

NET DECREASE IN SHARES	(2,700,000)	$(164,584,299)	(850,000)	$(46,808,150)

	Goldman Sachs JUST U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,325,000	$110,925,014	700,000	$46,501,015

Shares redeemed	(575,000)	(48,439,198)	(550,000)	(38,625,587)

NET INCREASE IN SHARES	750,000	$62,485,816	150,000	$7,875,428

48

GOLDMAN SACHS EQUITY ETFS

6. CREATION AND REDEMPTION OF CREATIONUNITS (continued )

	Goldman Sachs Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Period October 3, 2023(a) to August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,950,000	$101,932,655	1,575,000	$74,294,488

Shares redeemed	(700,000)	(34,419,519)	(100,000)	(4,698,803)

NET INCREASE IN SHARES	1,250,000	$67,513,136	1,475,000	$69,595,685

(a)	Commenced operations on October 3, 2023.

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2025, were as follows:

Fund	Purchases	Sales

Equal Weight U.S. Large Cap Equity ETF	$510,559,734	$507,043,288

Hedge Industry VIP ETF	445,945,862	442,373,245

India Equity ETF (a)	12,554,050	1,545,089

Innovate Equity ETF	113,095,237	121,697,663

JUST U.S. Large Cap Equity ETF	60,323,749	57,149,450

Small Cap Equity ETF	74,908,832	74,223,157

(a)	Commenced operations on April 1, 2025.

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2025, were as follows:

Fund	Purchases	Sales

Equal Weight U.S. Large Cap Equity ETF	$592,892,292	$188,228,276

Hedge Industry VIP ETF	227,514,614	211,988,752

Innovate Equity ETF	—	157,804,632

JUST U.S. Large Cap Equity ETF	105,601,825	47,289,027

Small Cap Equity ETF	100,508,397	34,181,564

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any

49

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2025

8. SECURITIES LENDING (continued )

additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2025, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2025, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2025:

Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025

Equal Weight U.S. Large Cap Equity ETF	$—	$54,871,424	$(48,131,714)	$6,739,710

Hedge Industry VIP ETF	1,098,925	37,118,892	(38,217,817)	—

Innovate Equity ETF	4,640,626	51,844,330	(49,826,769)	6,658,187

JUST U.S. Large Cap Equity ETF	522	2,044,371	(1,982,169)	62,724

Small Cap Equity ETF	423,919	16,581,610	(15,465,152)	1,540,377

50

GOLDMAN SACHS EQUITY ETFS

9 . TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF (a)	Innovate Equity ETF

Distributions paid from:

Ordinary Income	$16,518,301	$904,128	$—	$3,331,425

			JUST U.S. Large Cap Equity ETF	Small Cap Equity ETF

Distributions paid from:

Ordinary Income			$4,768,873	$374,278

Return of Capital			$—	$590,432

The tax character of distributions paid during the fiscal year ended August 31, 2024 were as follows:

	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF

Distributions paid from:

Ordinary Income	$9,660,633	$1,204,174	$3,615,832

		JUST U.S. Large Cap Equity ETF	Small Cap Equity ETF

Distributions paid from:

Ordinary Income		$4,197,696	$44,301

 As of August 31, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF (a)	Innovate Equity ETF*

Undistributed ordinary income — net	$3,666,521	$1,205,430	$—	$1,695,816

Capital loss carryforwards:

Perpetual Short-Term	(26,592,013)	(61,923,338)	—	(17,572,871)

Perpetual Long-Term	(46,075,363)	(13,461,070)	—	(56,612,395)

Total capital loss carryforwards	(72,667,376)	(75,384,408)	—	(74,185,266)

Timing differences — (Qualified Late Year Ordinary Loss Deferral/ Post-October Capital Loss Deferral)	(18,753,819)	(13,923,401)	—	—

Unrealized gains (losses) — net	201,611,480	57,044,187	(365,356)	43,729,908

Total accumulated earnings (losses) — net	$113,856,806	$(31,058,192)	$(365,356)	$(28,759,542)

(a)	Commenced operations on April 1, 2025.
*	The Innovate Equity ETF utilized $665,678 of capital losses in the current fiscal year.

51

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2025

9 . TAX INFORMATION (continued)

	JUST U.S. Large Cap Equity ETF	Small Cap Equity ETF

Undistributed ordinary income — net	$824,851	$—

Capital loss carryforwards:

Perpetual Short-Term	(6,141,711)	(735,715)

Perpetual Long-Term	(6,612,502)	(94,296)

Total capital loss carryforwards	(12,754,213)	(830,011)

Timing differences — (Qualified Late Year Ordinary Loss Deferral/Post-October Capital Loss Deferral)	(4,137,087)	(11,302,682)

Unrealized gains (losses) — net	150,452,833	14,121,695

Total accumulated earnings (losses) — net	$134,386,384	$1,989,002

As of the fiscal year ended August 31, 2025, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF (a)	Innovate Equity ETF

Tax Cost	$1,138,905,831	$316,198,545	$11,205,953	$191,551,667

Gross unrealized gain	240,079,754	59,215,813	379,946	62,063,766

Gross unrealized loss	(38,468,274)	(2,171,626)	(745,302)	(18,333,858)

Net unrealized gain (loss)	$201,611,480	$57,044,187	$(365,356)	$43,729,908

(a)	Commenced operations on April 1, 2025.

	JUST U.S. Large Cap Equity ETF	Small Cap Equity ETF

Tax Cost	$327,558,836	$133,440,476

Gross unrealized gain	165,059,207	19,220,756

Gross unrealized loss	(14,606,374)	(5,099,061)

Net unrealized gain (loss)	$150,452,833	$14,121,695

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of partnership investments, passive foreign investment company investments, and underlying fund investments.

In order to present components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemption in-kind transactions and underlying fund transactions.

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GOLDMAN SACHS EQUITY ETFS

9 . TAX INFORMATION (continued)

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$58,893,860	$ (58,893,860)

Goldman Sachs Hedge Industry VIP ETF	68,248,141	(68,248,141)

Goldman Sachs India Equity ETF(a)	(9,231)	9,231

Goldman Sachs Innovate Equity ETF	48,120,576	(48,120,576)

Goldman Sachs JUST U.S. Large Cap Equity ETF	22,302,160	(22,302,160)

Goldman Sachs Small Cap Equity ETF	6,706,861	(6,706,861)

(a)	Commenced operations on April 1, 2025.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

10 . OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk (each Fund except India Equity ETF and Small Cap Equity ETF) — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a Reference Index, if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Index Risk (each Fund except India Equity ETF and Small Cap Equity ETF) — GSAM, JUST Capital Foundation, Inc. and Solactive AG (the “Index Providers”) construct the respective Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market

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GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2025

10 . OTHER RISKS (continued)

decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Providers may utilize third party data in constructing each Index, but not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Providers can guarantee the availability or timeliness of the production of the Index. The Index Providers may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Industry Concentration Risk (each Fund except India Equity ETF and Small Cap Equity ETF) — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Investment Style Risk — Different investment styles (e.g., growth, value or quantitative) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe or NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the

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GOLDMAN SACHS EQUITY ETFS

10 . OTHER RISKS (continued)

same forces influencing the prices of the securities of a Fund’s Index (except India Equity ETF and Small Cap Equity ETF) trading individually or in the aggregate at any point in time.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk— The India Equity ETF and Small Cap Equity ETF are non-diversified, meaning that each is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. The JUST U.S. Large Cap Equity ETF is classified as “diversified”; however, the Fund may become “non-diversified” to the extent its Index is non-diversified and thus may invest a larger percentage of its assets in fewer issuers than diversified funds.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tracking Error Risk (each Fund except India Equity ETF and Small Cap Equity ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

Effective after the close of business on April 30, 2025, the Goldman Sachs Small Cap Core Equity was renamed the Goldman Sachs Small Cap Equity ETF.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

55

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs India Equity ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF and Goldman Sachs Small Cap Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (six of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs Small Cap Equity ETF and Goldman Sachs JUST U.S. Large Cap Equity ETF

	For the year ended August 31, 2025	For the two years ended August 31, 2025	For each of the periods indicated therein
Goldman Sachs India Equity ETF	For the period April 1, 2025 (commencement of operations) through August 31, 2025

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 27, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF, and Goldman Sachs Small Cap Equity ETF (Unaudited)

Background

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF, and Goldman Sachs Small Cap Equity ETF (formerly, Goldman Sachs Small Cap Core Equity ETF) (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2026 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17-18, 2025 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held six meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including (i) comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”); (ii) its underlying index (except for the Small Cap Equity ETF) or its benchmark performance index (in the case of the Small Cap Equity ETF); and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)

with respect to the extensive investment performance (except for Small Cap Equity ETF) and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f)	in the case of the Small Cap Equity ETF, the undertaking of the Investment Adviser to implement a fee waiver;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification, and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies, and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by third-party service providers, except for the Small Cap Equity ETF, which is actively managed and seeks long-term growth of capital, and the Hedge Industry VIP ETF, which seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2024, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2025. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s (except for the Small Cap Equity ETF) performance to that of its respective index. The Trustees observed that each Fund’s (except for the Small Cap Equity ETF) investment performance was consistent with the investment objective of tracking its index. With respect to the Small Cap Equity

58

GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

ETF, the Trustees noted that the Fund had placed in the third quartile of its peer group, and had underperformed its benchmark index for the one-year period ended March 31, 2025. The Trustees noted that the Small Cap Equity ETF’s investment performance was consistent with its investment objective of seeking long-term growth of capital.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to implement amanagement fee waiver for the Small Cap Equity ETF. The Trustees noted that license fees would be payable by the Investment Adviser to Solactive AG for the use of the underlying indices of the Equal Weight U.S. Large Cap Equity ETF and Innovate Equity ETF, to Frank Russell Company for the use of the underlying index of the JUST U.S. Large Cap Equity ETF and Small Cap Equity ETF, and to JUST Capital Foundation, Inc. for the use of certain trademarks and trade names with respect to the JUST U.S. Large Cap Equity ETF. They noted that no license fee would be payable to the Investment Adviser by the Hedge Industry VIP ETF for use of the index created by the Investment Adviser.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Funds was provided for 2024 and 2023. The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

59

GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which certain Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive (or are expected to receive) certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2026.

60

GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited)

Goldman Sachs India Equity ETF (Unaudited)

Background

The Goldman Sachs India Equity ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on April 1, 2025. At a meeting held on February 11-12, 2025 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund. At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers would operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as an actively-managed ETF and seek to achieve long-term capital appreciation. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Fund. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Fund. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which would include both advisory and non-advisory services directed to the needs and operations of the Fund as an ETF. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms, as well as the Fund’s peer group and category medians. The comparisons of the Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. The Trustees concluded that the comparisons were

61

GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders. They also noted that shareholders would be able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, would not have management fee breakpoints. The Trustees considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group. They further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Fund’s securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co LLC (“Goldman Sachs”). In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund for an initial two-year period from its effective date.

62

GOLDMAN SACHS EQUITY ETFS

Goldman Sachs ETF Trust – Equity ETFs - Tax Information (Unaudited)

For the fiscal year ended August 31, 2025, 84.40%, 96.28%, 56.98%, 100% and 100% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF and Small Cap Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2025, 92.41%, 100%, 99.96%, 100% and 62.72% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF and Small Cap Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2025, 7.59%, 0.04% & 27.87% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF, Innovate Equity ETF and Small Cap Equity ETF, respectively, qualify as section 199A dividends.

63

Goldman Sachs Future Thematic Equity ETFs

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 98.4%

Canada – 0.8%
4,046	Xenon Pharmaceuticals, Inc. (Health Care)*	$156,621

Denmark – 2.6%
9,283	Novo Nordisk A/S, Class B (Health Care)	522,285

France – 1.2%
1,259	Sartorius Stedim Biotech (Health Care)	257,743

Germany – 0.5%
956	BioNTech SE ADR (Health Care)*	95,600

Japan – 4.1%
4,556	Hoya Corp. (Health Care)	597,330
13,251	Kyowa Kirin Co. Ltd. (Health Care)	229,687

		827,017

Netherlands – 2.9%
844	Argenx SE ADR (Health Care)*	601,097

Switzerland – 3.3%
964	Lonza Group AG (Health Care)	684,047

United Kingdom – 4.6%
5,829	AstraZeneca PLC (Health Care)	928,494

United States – 78.4%
9,880	Abbott Laboratories (Health Care)	1,310,681
5,370	AbbVie, Inc. (Health Care)	1,129,848
5,078	Agilent Technologies, Inc. (Health Care)	638,102
1,320	Align Technology, Inc. (Health Care)*	187,387
1,508	Alnylam Pharmaceuticals, Inc. (Health Care)*	673,337
3,944	Apogee Therapeutics, Inc. (Health Care)*	143,443
9,935	BioMarin Pharmaceutical, Inc. (Health Care)*	578,913
16,640	Boston Scientific Corp. (Health Care)*	1,755,520
1,391	Cencora, Inc. (Health Care)	405,630
4,323	Cooper Cos., Inc. (The) (Health Care)*	291,349
1,743	Danaher Corp. (Health Care)	358,744
7,217	Dexcom, Inc. (Health Care)*	543,729
2,528	Eli Lilly & Co. (Health Care)	1,851,962
1,473	Insmed, Inc. (Health Care)*	200,475
2,931	Insulet Corp. (Health Care)*	996,188
2,027	Intuitive Surgical, Inc. (Health Care)*	959,369
1,829	iRhythm Technologies, Inc. (Health Care)*	310,893

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
515	Madrigal Pharmaceuticals, Inc. (Health Care)*	$225,493
295	Mettler-Toledo International, Inc. (Health Care)*	383,807
3,408	MoonLake Immunotherapeutics (Health Care)*	189,996
929	Natera, Inc. (Health Care)*	156,304
4,067	Neurocrine Biosciences, Inc. (Health Care)*	567,753
2,610	REVOLUTION Medicines, Inc. (Health Care)*	99,102
17,426	Roivant Sciences Ltd. (Health Care)*	207,892
1,520	Thermo Fisher Scientific, Inc. (Health Care)	748,934
3,490	Ultragenyx Pharmaceutical, Inc. (Health Care)*	104,560
783	UnitedHealth Group, Inc. (Health Care)	242,628
1,914	Veeva Systems, Inc., Class A (Health Care)*	515,249
578	West Pharmaceutical Services, Inc. (Health Care)	142,737

		15,920,025

TOTAL COMMON STOCKS
(Cost $17,184,495)		19,992,929

Shares	Dividend Rate	Value

Investment Company – 1.5%(a)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
302,347	4.114%	302,347
(Cost $302,347)

TOTAL INVESTMENTS – 99.9%
(Cost $17,486,842)		$20,295,276

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		13,052

NET ASSETS – 100.0%		$20,308,328

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:

ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Sector Name	% of Market Value

Health Care	98.5%
Investment Company	1.5

TOTAL INVESTMENTS	100.0%

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 98.5%
Communication Services – 11.1%
69,475	Capcom Co. Ltd. (Japan)	$1,895,095
56,647	Cellnex Telecom SA (Spain)*(a)	2,015,020
261,407	Kuaishou Technology (China)*(a)	2,526,603
128,404	NetEase, Inc. (China)	3,498,401
22,637	ROBLOX Corp., Class A*	2,820,344
6,781	Spotify Technology SA*	4,623,828
83,205	Tencent Music Entertainment Group ADR (China)	2,040,187

		19,419,478

Consumer Discretionary – 6.5%
27,130	BYD Co. Ltd., Class H (China)	398,119
11,444	DoorDash, Inc., Class A*	2,806,641
787,926	Eternal Ltd. (India)*	2,803,905
1,084	MercadoLibre, Inc. (Brazil)*	2,680,634
37,735	Trip.com Group Ltd. (China)	2,797,749

		11,487,048

Financials – 3.4%
43,319	Fidelity National Information Services, Inc.	3,024,099
7,460	Jack Henry & Associates, Inc.	1,217,920
39,573	Toast, Inc., Class A*	1,784,742

		6,026,761

Health Care – 1.2%
16,660	Hoya Corp. (Japan)	2,184,267

Industrials – 4.9%
16,070	Booz Allen Hamilton Holding Corp.	1,747,130
122,999	Daifuku Co. Ltd. (Japan)	3,934,795
141,030	Ebara Corp. (Japan)	2,966,121

		8,648,046

Information Technology – 71.4%
119,768	Accton Technology Corp. (Taiwan)	3,976,660
34,300	Advantest Corp. (Japan)	2,727,414
42,123	Amphenol Corp., Class A	4,585,510
7,911	AppLovin Corp., Class A*	3,786,126
3,303	ASM International NV (Netherlands)	1,587,834
13,382	Atlassian Corp., Class A*	2,379,052
18,280	Cadence Design Systems, Inc.*	6,405,860
19,263	Cloudflare, Inc., Class A*	4,020,381
129,500	Coforge Ltd. (India)	2,531,046
30,003	Datadog, Inc., Class A*	4,100,810
183,025	Delta Electronics, Inc. (Taiwan)	4,256,883
83,724	Dynatrace, Inc.*	4,236,434
248,436	E Ink Holdings, Inc. (Taiwan)	2,137,381
12,058	Elastic NV*	1,025,654
22,283	Entegris, Inc.	1,865,978
194,726	Hamamatsu Photonics KK (Japan)	2,068,943
6,452	HubSpot, Inc.*	3,117,413
85,760	Infineon Technologies AG (Germany)	3,509,361
40,609	IsuPetasys Co. Ltd. (South Korea)	1,945,376

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
65,093	Jentech Precision Industrial Co. Ltd. (Taiwan)	$4,460,977
3,532	KLA Corp.	3,079,904
62,009	Lotes Co. Ltd. (Taiwan)	2,951,409
61,447	Marvell Technology, Inc.	3,862,866
98,299	MediaTek, Inc. (Taiwan)	4,405,359
34,513	Microchip Technology, Inc.	2,243,345
13,870	Micron Technology, Inc.	1,650,669
9,876	Monday.com Ltd.*	1,906,068
9,281	MongoDB, Inc.*	2,929,176
8,776	Motorola Solutions, Inc.	4,146,309
46,729	NAURA Technology Group Co.
	Ltd., Class A (China)	2,443,779
33,787	Persistent Systems Ltd. (India)	2,031,858
86,628	Samsara, Inc., Class A*	3,130,736
17,987	Shopify, Inc., Class A (Canada)*	2,541,203
29,439	SK Hynix, Inc. (South Korea)	5,696,163
24,412	Snowflake, Inc., Class A*	5,826,168
15,496	Teradyne, Inc.	1,832,247
3,701	Tyler Technologies, Inc.*	2,083,219
371,889	Unisplendour Corp. Ltd., Class A(China)	1,456,689
46,644	Varonis Systems, Inc.*	2,752,929
443,734	Venustech Group, Inc., Class A (China)*	1,061,553
9,777	Zscaler, Inc.*	2,708,718

		125,465,460

TOTAL COMMON STOCKS
(Cost $136,630,355)		173,231,060

Shares	Dividend Rate	Value

Investment Company – 1.6%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
2,862,302	4.114%	2,862,302
(Cost $2,862,302)

TOTAL INVESTMENTS – 100.1%
(Cost $139,492,657)		$176,093,362

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(243,652)

NET ASSETS – 100.0%		$175,849,710

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Assets and Liabilities August 31, 2025

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Assets:

Investments in unaffiliated issuers, at value (cost $17,184,495 and $136,630,355, respectively)	$ 19,992,929	$ 173,231,060

Investments in affiliated issuers, at value (cost $302,347 and $2,862,302, respectively)	302,347	2,862,302

Foreign Currency, at value (cost $446 and $2,837, respectively)	452	2,817

Receivables:

Dividends	13,862	185,619

Foreign tax reclaims	4,521	21,438

Total assets	20,314,111	176,303,236

Liabilities:

Payables:

Management fees	5,783	49,368

Foreign capital gains taxes	—	404,158

Total liabilities	5,783	453,526

Net Assets:

Paid-in capital	36,555,417	252,804,186

Total distributable loss	(16,247,089)	(76,954,476)

NET ASSETS	$ 20,308,328	$ 175,849,710

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	625,000	4,775,000

Net asset value per share:	$ 32.49	$36.83

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS FUTURE ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2025

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $4,370 and $136,574, respectively)	$177,677	$1,138,949
Dividends — affiliated issuers	16,709	114,709
Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	12	768

Total Investment Income	194,398	1,254,426

Expenses:

Management fees	128,563	1,225,257
Trustee fees	27,500	28,373

Total expenses	156,063	1,253,630

Less — expense reductions	(683)	(4,729)

Net expenses	155,380	1,248,901

NET INVESTMENT INCOME	39,018	5,525

Realized and Unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,577,669)	12,718,732
In-kind redemptions	125,576	7,818,360
Foreign currency transactions	5,342	(20,776)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $– and $(247,125), respectively)	(647,476)	13,962,733
Foreign currency translations	272	(851)

Net realized and unrealized gain (loss)	(3,093,955)	34,478,198

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,054,937)	$34,483,723

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets

	Future Health Care Equity ETF		Future Tech Leaders Equity ETF

	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income (loss)	$39,018	$7,556	$5,525	$(63,486)

Net realized gain (loss)	(2,446,751)	(10,242,215)	20,516,316	(22,519,446)

Net change in unrealized gain (loss)	(647,204)	3,438,997	13,961,882	47,247,625

Net increase (decrease) in net assets resulting from operations	(3,054,937)	(6,795,662)	34,483,723	24,664,693

Distributions to shareholders:

From distributable earnings	(3,600)	(134,205)	–	(431,486)

From share transactions:

Proceeds from sales of shares	–	–	8,141,056	12,937,052

Cost of shares redeemed	(827,726)	(80,716,187)	(42,349,891)	(117,490,811)

Net decrease in net assets resulting from share transactions	(827,726)	(80,716,187)	(34,208,835)	(104,553,759)

TOTAL INCREASE (DECREASE)	(3,886,263)	(87,646,054)	274,888	(80,320,552)

Net Assets:

Beginning of year	$24,194,591	$111,840,645	$175,574,822	$255,895,374

End of year	$20,308,328	$24,194,591	$175,849,710	$175,574,822

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Future Health Care Equity ETF
	For the Fiscal Year Ended August 31,			For the Period November 9, 2021* to August 31, 2022
	2025	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$37.22	$32.42	$29.94	$ 39.68

Net investment income (loss)(a)	0.06	0.01	(0.04)	(0.08)

Net realized and unrealized gain (loss)	(4.78)	4.97	2.52	(9.66)

Total from investment operations	(4.72)	4.98	2.48	(9.74)

Distributions to shareholders from net investment income	(0.01)	(0.18)	– (b)	–

Net asset value, end of period	$32.49	$37.22	$32.42	$ 29.94

Market price, end of period	$32.45	$37.23	$32.42	$ 30.00

Total Return at Net Asset Value(c)	(12.69)%	15.44%	8.28%	(24.55)%

Net assets, end of period (in 000’s)	$20,308	$24,195	$111,841	$ 101,781

Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75	%(d)

Ratio of net investment income (loss) to average net assets	0.19%	0.02%	(0.14)%	(0.33	)%(d)

Portfolio turnover rate(e)	46%	45%	28%	24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Future Tech Leaders Equity ETF
	For the Fiscal Year Ended August 31,				For the Period September 14, 2021* to August 31, 2022
	2025		2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$29.89		$25.09	$24.12	$ 40.22

Net investment income (loss)(a)	–	(b)	(0.01)	0.05	0.01

Net realized and unrealized gain (loss)	6.94		4.88	0.92	(16.11)

Total from investment operations	6.94		4.87	0.97	(16.10)

Distributions to shareholders from net investment income	–		(0.07)	– (b)	–	(b)

Net asset value, end of period	$36.83		$29.89	$25.09	$ 24.12

Market price, end of period	$36.56		$29.81	$25.06	$ 24.08

Total Return at Net Asset Value(c)	23.19%		19.44%	4.05%	(40.03)%

Net assets, end of period (in 000’s)	$175,850		$175,575	$255,895	$ 242,407

Ratio of net expenses to average net assets	0.75%		0.75%	0.75%	0.75	%(d)

Ratio of net investment income (loss) to average net assets	–	%(e)	(0.03)%	0.19%	0.03	%(d)

Portfolio turnover rate(f)	59%		48%	44%	55%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)	Amount is less than 0.005%.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements August 31, 2025

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Future Health Care Equity ETF	Non-Diversified

Goldman Sachs Future Tech Leaders Equity ETF	Non-Diversified

The investment objective of each Fund is to seek long-term growth of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

12

GOLDMAN SACHS FUTURE ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee

13

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Treasury Obligations Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s financial statements at SEC.gov.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2025:

Future Health Care Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$827,017	$—	$—

Europe	3,089,266	—	—

North America	16,076,646	—	—

Investment Company	302,347	—	—

Total	$20,295,276	$—	$—

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GOLDMAN SACHS FUTURE ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Future Tech Leaders Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$69,196,732	$—	$—

Europe	7,112,215	—	—

North America	94,241,479	—	—

South America	2,680,634	—	—

Investment Company	2,862,302	—	—

Total	$176,093,362	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2025, contractual and effective net unitary management fees with GSAM for each Fund were at the following rates:

Fund	Unitary Management Fee

Future Health Care Equity ETF	0.75%

Future Tech Leaders Equity ETF	0.75%

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”). For the fiscal year ended August 31, 2025, GSAM waived $683 and $4,729 of the Funds’ management fees for the Future Health Care Equity ETF and the Future Tech Leaders Equity ETF, respectively.

B. Other Transactions with Affiliates — For the fiscal year ended August 31, 2025, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

The following tables provide information about the Funds’ investment in the Goldman Sachs Financial Square Treasury Obligations Fund as of and for the fiscal year ended August 31, 2025:

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GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2025

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Future Health Care Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$206,291	$2,939,910	$(2,843,854)	$302,347	302,347	$16,709

Future Tech Leaders Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	2,572,821	31,915,217	(31,625,736)	2,862,302	2,862,302	114,709

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs Future Health Care Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares redeemed	(25,000)	$ (827,726)	(2,800,000)	$ (80,716,187)

NET DECREASE IN SHARES	(25,000)	$ (827,726)	(2,800,000)	$ (80,716,187)

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GOLDMAN SACHS FUTURE ETFS

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Future Tech Leaders Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	250,000	$8,141,056	525,000	$12,937,052

Shares redeemed	(1,350,000)	(42,349,891)	(4,850,000)	(117,490,811)

NET DECREASE IN SHARES	(1,100,000)	$(34,208,835)	(4,325,000)	$(104,553,759)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2025 were as follows:

Fund	Purchases	Sales

Future Health Care Equity ETF	$9,442,762	$9,500,514

Future Tech Leaders Equity ETF	97,650,322	106,652,566

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2025 were as follows:

Fund	Purchases	Sales

Future Health Care Equity ETF	$—	$815,946

Future Tech Leaders Equity ETF	6,193,114	32,198,374

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the

17

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2025

7. SECURITIES LENDING (continued)

collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2025, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Funds did not have securities on loan as of August 31, 2025.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2025 are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the year ended August 31, 2025:

Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025

Future Health Care Equity ETF	$—	$105,316	$(105,316)	$—

Future Tech Leaders Equity ETF	—	5,804,576	(5,804,576)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2025 were as follows:

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Distributions paid from:

Ordinary Income	$3,600	$—

The tax character of distributions paid during the fiscal year ended August 31, 2024 was as follows:

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Distributions paid from:

Ordinary Income	$134,205	$431,486

Total taxable distributions	$134,205	$431,486

As of August 31, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

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GOLDMAN SACHS FUTURE ETFS

8. TAX INFORMATION (continued)

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Undistributed Ordinary Income— net	$67,953	$—

Capital loss carryforwards:

Perpetual Short-Term	(9,167,745)	(44,562,503)

Perpetual Long-Term	(7,934,115)	(66,914,820)

Total capital loss carryforwards	(17,101,860)	(111,477,323)

Timing differences – (Post October Capital Loss Deferral and Qualified Late Year Ordinary Loss Deferral)	(1,927,713)	(1,026,855)

Unrealized gains (losses) — net	2,714,531	35,549,702

Total accumulated earnings (losses) — net	$(16,247,089)	$(76,954,476)

As of August 31, 2025, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Tax Cost	$17,580,995	$140,139,759

Gross unrealized gain	4,545,150	43,899,369

Gross unrealized loss	(1,830,619)	(8,349,667)

Net unrealized gain (loss)	$2,714,531	$35,549,702

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, redemption in-kind transactions and differences in the tax treatment of underlying fund investments.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs Future Health Care Equity ETF	$122,014		$(122,014)

Goldman Sachs Future Tech Leaders Equity ETF	7,490,106	(7,490,106)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2025

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that a Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact a Fund’s performance.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Funds invest in foreign securities, and as such the Funds may hold such securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic and Sector Risk — If a Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

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GOLDMAN SACHS FUTURE ETFS

9. OTHER RISKS (continued)

Investment Style Risk — Different investment styles (e.g., growth, value or quantitative) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

21

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2025

9. OTHER RISKS (continued)

Thematic Investing Risk — The Fund’s thematic investment strategy limits the universe of investment opportunities available to the Fund and will affect the Fund’s exposure to certain companies, sectors, regions, and countries, which may result in the Fund forgoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so. Adhering to the Fund’s thematic investment strategy may also affect the Fund’s performance relative to similar funds that do not seek to invest in companies exposed to certain themes. There is no guarantee that the Investment Adviser’s views, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor. In addition, the Investment Adviser is not required to monitor on an ongoing basis whether a current holding continues to be aligned with one or more themes or otherwise associated with certain themes. The Fund is not required to sell, and may instead add to, positions in holdings that no longer continue to be aligned with one or more of the Key Themes or associated with these themes.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculations may also be impacted by operational risks arising form factors such as failures in systems and technology.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Future Health Care Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Future Health Care Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF (two of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 27, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

23

GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Future Health Care Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2026 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17-18, 2025 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held six meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”); (ii) a benchmark performance index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(g)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(l)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

24

GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are actively-managed ETFs that seek long-term growth of capital. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2024, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2025. The information on each Fund’s investment performance was provided for the one- and three-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds. The Trustees observed that the Future Health Care Equity ETF had placed in the third quartile of the Fund’s peer group and underperformed its benchmark index for the one- and three-year periods ended March 31, 2025. They noted that the Future Tech Leaders Equity ETF had placed in the third quartile of the Fund’s peer group for the one-year period and in the fourth quartile for the three-year period, and had underperformed its benchmark index for the one- and three-year periods ended March 31, 2025.

25

GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fee rate and net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2024 and 2023, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (g) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

26

GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2026.

27

GOLDMAN SACHS FUTURE ETFS

Goldman Sachs ETF Trust – Future ETFs - Tax Information (Unaudited)

For the fiscal year ended August 31, 2025, 100% of the dividends paid from net investment company taxable income by the Future Health Care Equity ETF qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2025, 100% of the dividends paid from net investment company taxable income by the Future Health Care Equity ETF qualify for the dividends received deduction available to corporations.

28

Goldman Sachs Funds Annual Financial Statements August 31,2025 Goldman Sachs MarketBeta(R) ETFsGoldman Sachs MarketBeta(R) Emerging MarketsEquity ETF (GSEE)Goldman Sachs MarketBeta(R) InternationalEquity ETF (GSID)Goldman Sachs MarketBeta(R) Russell 1000 GrowthEquity ETF (GGUS)Goldman Sachs MarketBeta(R) Russell 1000 ValueEquity ETF (GVUS)Goldman Sachs MarketBeta(R) U.S. Equity ETF (GSUS)

Goldman Sachs MarketBeta® ETFs

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 97.6%

Argentina – 0.0%
954	Vista Energy SAB de CV ADR (Energy)*	$37,187

Australia – 0.0%
3,537	Yancoal Australia Ltd. (Energy)(a)	12,593

Brazil – 3.2%
55,869	Ambev SA (Consumer Staples)	127,113
66,098	B3 SA – Brasil Bolsa Balcao (Financials)	158,058
18,716	Banco Bradesco SA (Financials)	49,789
14,822	Banco BTG Pactual SA (Financials)	122,495
21,846	Banco do Brasil SA (Financials)	86,086
5,044	Banco Santander Brasil SA (Financials)	26,223
8,635	BB Seguridade Participacoes SA (Financials)	52,210
9,553	BRF SA (Consumer Staples)	36,307
7,566	Caixa Seguridade Participacoes SA (Financials)	19,653
14,742	Centrais Eletricas Brasileiras SA (Utilities)	122,268
5,814	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	131,198
9,944	Cia Paranaense de Energia (Utilities)	20,518
2,655	CPFL Energia SA (Utilities)	19,257
5,964	CSN Mineracao SA (Materials)	5,713
8,833	Embraer SA (Industrials)	123,998
3,651	Energisa SA (Utilities)	32,830
8,112	Eneva SA (Utilities)*	22,581
2,203	Engie Brasil Energia SA (Utilities)	16,210
14,834	Equatorial Energia SA (Utilities)	99,939
4,019	Hapvida Participacoes e Investimentos SA (Health Care)*(b)	30,882
6,367	Itau Unibanco Holding SA (Financials)	40,362
11,808	Klabin SA (Materials)	40,266
11,015	Localiza Rent a Car SA (Industrials)	72,729
13,377	Lojas Renner SA (Consumer Discretionary)	40,071
13,484	Motiva Infraestrutura de Mobilidade SA (Industrials)	35,771
10,747	Natura Cosmeticos SA (Consumer Staples)*	17,839
2,757	Neoenergia SA (Utilities)	13,886
43,873	NU Holdings Ltd., Class A (Financials)*	649,320
2,399	Pagseguro Digital Ltd., Class A (Financials)	21,495
46,903	Petroleo Brasileiro SA - Petrobras (Energy)	291,626

Shares	Description	Value

Common Stocks – (continued)

Brazil – (continued)
2,302	Porto Seguro SA (Financials)	$21,947
10,333	PRIO SA (Energy)*	72,090
16,176	Raia Drogasil SA (Consumer Staples)	52,300
8,479	Rede D’Or Sao Luiz SA (Health Care)(b)	61,483
15,666	Rumo SA (Industrials)	41,993
2,832	StoneCo Ltd., Class A (Financials)*	46,643
8,623	Suzano SA (Materials)	83,321
9,806	Telefonica Brasil SA (Communication Services)	61,187
10,600	TIM SA (Communication Services)	44,426
6,604	TOTVS SA (Information Technology)	52,437
9,302	Ultrapar Participacoes SA (Energy)	33,691
45,060	Vale SA (Materials)	461,217
14,335	Vibra Energia SA (Consumer Discretionary)	63,487
18,803	WEG SA (Industrials)	130,455
4,819	XP, Inc., Class A (Financials)	87,417

		3,840,787

Chile – 0.4%
541,808	Banco de Chile (Financials)	77,945
1,189	Banco de Credito e Inversiones SA (Financials)	48,277
765,435	Banco Santander Chile (Financials)	46,180
16,343	Cencosud SA (Consumer Staples)	51,997
204,090	Cia Sud Americana de Vapores SA (Industrials)	10,255
14,400	Empresas CMPC SA (Materials)	22,669
5,303	Empresas Copec SA (Consumer Discretionary)	39,648
260,339	Enel Americas SA (Utilities)	27,169
311,772	Enel Chile SA (Utilities)	21,950
9,973	Falabella SA (Consumer Discretionary)	56,989
2,805,392	Latam Airlines Group SA (Industrials)	70,906
5,899	Plaza SA (Real Estate)	13,906

		487,891

China – 30.4%
5,735	360 Security Technology, Inc., Class A (Information Technology)	9,340
1,143	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	3,160
23,000	3SBio, Inc. (Health Care)*(b)	86,030
9,527	AAC Technologies Holdings, Inc. (Information Technology)	52,891

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
630	Accelink Technologies Co. Ltd., Class A (Information Technology)	$6,077
180	ACM Research Shanghai, Inc., Class A (Information Technology)	3,917
523	Advanced Micro-Fabrication Equipment Inc China, Class A (Information Technology)	15,726
654	AECC Aero-Engine Control Co. Ltd., Class A (Industrials)	1,936
1,857	AECC Aviation Power Co. Ltd., Class A (Industrials)	10,525
61,953	Agricultural Bank of China Ltd., Class A (Financials)	61,059
390,124	Agricultural Bank of China Ltd., Class H (Financials)	262,723
7,662	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	14,414
405	AIMA Technology Group Co. Ltd., Class A (Consumer Discretionary)	2,087
8,007	Air China Ltd., Class A (Industrials)*	8,487
23,984	Air China Ltd., Class H (Industrials)*	15,875
2,186	Airtac International Group (Industrials)	56,421
1,170	Aisino Corp., Class A (Information Technology)	1,516
7,122	Akeso, Inc. (Health Care)*(b)	142,242
201,771	Alibaba Group Holding Ltd. (Consumer Discretionary)	2,994,530
624	All Winner Technology Co. Ltd., Class A (Information Technology)	4,103
11,504	Aluminum Corp. of China Ltd., Class A (Materials)	12,646
46,316	Aluminum Corp. of China Ltd., Class H (Materials)	41,172
320	Amlogic Shanghai Co. Ltd., Class A (Information Technology)*	4,494
1,713	An Hui Wenergy Co. Ltd., Class A (Utilities)	1,729
360	Andon Health Co. Ltd., Class A (Health Care)	1,997
5,094	Angang Steel Co. Ltd., Class A (Materials)*	1,895
19,665	Angang Steel Co. Ltd., Class H (Materials)*	5,398
661	Angel Yeast Co. Ltd., Class A (Consumer Staples)	3,676
3,311	Anhui Conch Cement Co. Ltd., Class A (Materials)	11,319
14,767	Anhui Conch Cement Co. Ltd., Class H (Materials)	46,408

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
5,151	Anhui Expressway Co. Ltd., Class H (Industrials)	$7,757
1,271	Anhui Gujing Distillery Co. Ltd., Class A (Consumer Staples)	30,567
1,620	Anhui Jianghuai Automobile Group Corp. Ltd., Class A (Consumer Discretionary)*	12,384
275	Anhui Kouzi Distillery Co. Ltd., Class A (Consumer Staples)	1,339
507	Anhui Yingjia Distillery Co. Ltd., Class A (Consumer Staples)	3,244
200	Anji Microelectronics Technology Shanghai Co. Ltd., Class A (Information Technology)	4,931
161	Anjoy Foods Group Co. Ltd., Class A (Consumer Staples)	1,679
350	Anker Innovations Technology Co. Ltd., Class A (Information Technology)	6,891
16,099	ANTA Sports Products Ltd. (Consumer Discretionary)	198,247
758	Apeloa Pharmaceutical Co. Ltd., Class A (Health Care)	1,692
200	APT Medical, Inc., Class A (Health Care)	7,985
3,000	Ascentage Pharma Group International (Health Care)*(b)	31,998
630	Asia - Potash International Investment Guangzhou Co. Ltd., Class A (Materials)*	2,997
310	ASR Microelectronics Co. Ltd., Class A (Information Technology)*	4,566
159	Asymchem Laboratories Tianjin Co. Ltd., Class A (Health Care)	2,387
318	Asymchem Laboratories Tianjin Co. Ltd., Class H (Health Care)(b)	3,722
799	Atour Lifestyle Holdings Ltd. ADR (Consumer Discretionary)	31,097
270	Autobio Diagnostics Co. Ltd., Class A (Health Care)	1,538
846	Autohome, Inc. ADR (Communication Services)	24,432
1,299	Avary Holding Shenzhen Co. Ltd., Class A (Information Technology)	10,906
367	AVIC Chengdu UAS Co. Ltd., Class A (Industrials)*	3,053
31,813	AviChina Industry & Technology Co. Ltd., Class H (Industrials)	18,037
654	AVICOPTER PLC, Class A (Industrials)	3,712

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
3,965	BAIC BluePark New Energy Technology Co. Ltd., Class A (Consumer Discretionary)*	$4,921
27,304	Baidu, Inc., Class A (Communication Services)*	313,112
253	Baimtec Material Co. Ltd., Class A (Industrials)	2,067
4,598	Baiyin Nonferrous Group Co. Ltd., Class A (Materials)	2,272
16,151	Bank of Beijing Co. Ltd., Class A (Financials)	13,605
3,065	Bank of Changsha Co. Ltd., Class A (Financials)	4,135
3,060	Bank of Chengdu Co. Ltd., Class A (Financials)	7,935
31,462	Bank of China Ltd., Class A (Financials)	24,382
837,538	Bank of China Ltd., Class H (Financials)	457,668
1,436	Bank of Chongqing Co. Ltd., Class A (Financials)	1,984
5,408	Bank of Chongqing Co. Ltd., Class H (Financials)	5,175
40,181	Bank of Communications Co. Ltd., Class A (Financials)	41,011
90,199	Bank of Communications Co. Ltd., Class H (Financials)	77,867
2,615	Bank of Guiyang Co. Ltd., Class A (Financials)	2,273
4,965	Bank of Hangzhou Co. Ltd., Class A (Financials)	11,062
14,115	Bank of Jiangsu Co. Ltd., Class A (Financials)	21,461
8,277	Bank of Nanjing Co. Ltd., Class A (Financials)	12,922
5,362	Bank of Ningbo Co. Ltd., Class A (Financials)	21,244
8,500	Bank of Qingdao Co. Ltd., Class H (Financials)(b)	4,612
12,124	Bank of Shanghai Co. Ltd., Class A (Financials)	16,238
2,615	Bank of Suzhou Co. Ltd., Class A (Financials)	2,981
6,071	Bank of Zhengzhou Co. Ltd., Class A (Financials)	1,773
14,370	Bank of Zhengzhou Co. Ltd., Class H (Financials)(b)	2,507
16,805	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	16,350
7,052	BBMG Corp., Class A (Materials)	1,614
28,738	BBMG Corp., Class H (Materials)	3,060
5,498	Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A (Utilities)	2,416

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
390	Beijing Compass Technology Development Co. Ltd., Class A (Financials)*	$8,216
3,564	Beijing Dabeinong Technology Group Co. Ltd., Class A (Consumer Staples)	2,117
161	Beijing Easpring Material Technology Co. Ltd., Class A (Industrials)	1,089
630	Beijing E-Hualu Information Technology Co. Ltd., Class A (Information Technology)*	2,088
2,119	Beijing Enlight Media Co. Ltd., Class A (Communication Services)	5,879
5,692	Beijing Enterprises Holdings Ltd. (Utilities)	23,627
54,233	Beijing Enterprises Water Group Ltd. (Utilities)	18,087
180	Beijing Huafeng Test & Control Technology Co. Ltd., Class A (Information Technology)	4,372
4,415	Beijing Jingneng Power Co. Ltd., Class A (Utilities)	2,622
343	Beijing Kingsoft Office Software, Inc., Class A (Information Technology)	16,108
911	Beijing New Building Materials PLC, Class A (Industrials)	3,415
1,983	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A (Materials)	3,274
2,460	Beijing Originwater Technology Co. Ltd., Class A (Industrials)	1,568
98	Beijing Roborock Technology Co. Ltd., Class A (Consumer Discretionary)	2,957
1,359	Beijing Shiji Information Technology Co. Ltd., Class A (Information Technology)	2,108
1,863	Beijing Shougang Co. Ltd., Class A (Materials)	1,088
1,342	Beijing Sinnet Technology Co. Ltd., Class A (Information Technology)	3,043
1,405	Beijing Tiantan Biological Products Corp. Ltd., Class A (Health Care)	3,955
1,014	Beijing Tongrentang Co. Ltd., Class A (Health Care)	5,079
1,436	Beijing Ultrapower Software Co. Ltd., Class A (Information Technology)	2,782
516	Beijing United Information Technology Co. Ltd., Class A (Industrials)	2,112

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
530	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A (Health Care)*	$4,363
1,983	Beijing Yanjing Brewery Co. Ltd., Class A (Consumer Staples)	3,508
32,623	Beijing-Shanghai High Speed Railway Co. Ltd., Class A (Industrials)	24,458
6,220	Beiqi Foton Motor Co. Ltd., Class A (Consumer Discretionary)*	2,419
11,582	BeOne Medicines Ltd., Class H (Health Care)*	273,659
52	Bestechnic Shanghai Co. Ltd., Class A (Information Technology)	2,066
228	Bethel Automotive Safety Systems Co. Ltd., Class A (Consumer Discretionary)	1,527
161	Betta Pharmaceuticals Co. Ltd., Class A (Health Care)	1,597
389	BGI Genomics Co. Ltd., Class A (Health Care)*	2,938
3,632	Bilibili, Inc., Class Z (Communication Services)*(a)	84,279
333	Biwin Storage Technology Co. Ltd., Class A (Information Technology)*	3,295
900	Bloks Group Ltd. (Consumer Discretionary)*	12,237
523	Bloomage Biotechnology Corp. Ltd., Class A (Consumer Staples)	4,200
2,776	Bluefocus Intelligent Communications Group Co. Ltd., Class A (Communication Services)*	2,740
2,663	BOC Aviation Ltd. (Industrials)(b)	23,843
45,724	BOC Hong Kong Holdings Ltd. (Financials)	206,571
1,863	BOC International China Co. Ltd., Class A (Financials)	4,224
28,330	BOE Technology Group Co. Ltd., Class A (Information Technology)	16,824
37,626	Brilliance China Automotive Holdings Ltd. (Consumer Discretionary)	19,209
900	BTG Hotels Group Co. Ltd., Class A (Consumer Discretionary)	1,927
4,043	BYD Co. Ltd., Class A (Consumer Discretionary)	64,742
44,408	BYD Co. Ltd., Class H (Consumer Discretionary)	651,664

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
764	By-health Co. Ltd., Class A (Consumer Staples)	$1,315
7,674	C&D International Investment Group Ltd. (Real Estate)	18,231
1,983	Caida Securities Co. Ltd., Class A (Financials)	2,149
3,567	Caitong Securities Co. Ltd., Class A (Financials)	4,342
2,800	CALB Group Co. Ltd., Class H (Consumer Discretionary)*(b)	8,153
322	Cambricon Technologies Corp. Ltd., Class A (Information Technology)*	67,471
640	Canmax Technologies Co. Ltd., Class A (Materials)	1,816
990	Capital Securities Co. Ltd., Class A (Financials)	2,972
642	Cathay Biotech, Inc., Class A (Materials)	4,780
14,780	CCOOP Group Co. Ltd., Class A (Consumer Discretionary)*	4,939
3,065	CECEP Solar Energy Co. Ltd., Class A (Utilities)	2,018
4,592	CECEP Wind-Power Corp., Class A (Utilities)	1,953
507	CETC Cyberspace Security Technology Co. Ltd., Class A (Information Technology)	1,361
12,244	CGN Power Co. Ltd., Class A (Utilities)	6,601
130,785	CGN Power Co. Ltd., Class H (Utilities)(b)	49,322
257	Chagee Holdings Ltd. ADR (Consumer Discretionary)*(a)	4,911
344	Changchun High-Tech Industry Group Co. Ltd., Class A (Health Care)	4,977
4,586	Changjiang Securities Co. Ltd., Class A (Financials)	5,505
161	Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A (Consumer Discretionary)	2,737
1,281	Chaozhou Three-Circle Group Co. Ltd., Class A (Information Technology)	7,953
288	Chengdu Hi-tech Development Co. Ltd., Class A (Real Estate)	2,330
700	Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A (Health Care)	3,957
2,345	Chengdu Xingrong Environment Co. Ltd., Class A (Utilities)	2,245
1,170	Chifeng Jilong Gold Mining Co. Ltd., Class A (Materials)	4,266
2,200	Chifeng Jilong Gold Mining Co. Ltd., Class H (Materials)	7,371

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
630	China Automotive Engineering Research Institute Co. Ltd., Class A (Consumer Discretionary)	$1,619
2,119	China Baoan Group Co. Ltd., Class A (Industrials)	2,915
119,421	China Cinda Asset Management Co. Ltd., Class H (Financials)	24,969
4,866	China CITIC Bank Corp. Ltd., Class A (Financials)	5,397
101,395	China CITIC Bank Corp. Ltd., Class H (Financials)	90,524
160,411	China CITIC Financial Asset Management Co., Ltd., Class H (Financials)*(b)	23,663
2,710	China Coal Energy Co. Ltd., Class A (Energy)	4,315
26,771	China Coal Energy Co. Ltd., Class H (Energy)	32,486
1,983	China Coal Xinji Energy Co. Ltd., Class A (Energy)	1,776
31,774	China Communications Services Corp. Ltd., Class H (Industrials)	18,871
15,918	China Construction Bank Corp., Class A (Financials)	20,113
1,183,446	China Construction Bank Corp., Class H (Financials)	1,140,053
3,306	China CSSC Holdings Ltd., Class A (Industrials)	17,350
13,239	China Eastern Airlines Corp. Ltd., Class A (Industrials)*	7,565
27,736	China Eastern Airlines Corp. Ltd., Class H (Industrials)*	10,816
26,095	China Energy Engineering Corp. Ltd., Class A (Industrials)	8,976
82,609	China Energy Engineering Corp. Ltd., Class H (Industrials)(a)	12,928
35,282	China Everbright Bank Co. Ltd., Class A (Financials)	18,724
93,726	China Everbright Bank Co. Ltd., Class H (Financials)	42,079
44,909	China Everbright Environment Group Ltd. (Industrials)	25,289
42,227	China Feihe Ltd. (Consumer Staples)(b)	23,779
1,170	China Film Group Co. Ltd., Class A (Communication Services)	2,290
5,225	China First Heavy Industries Co. Ltd., Class A (Industrials)*	2,223
4,960	China Galaxy Securities Co. Ltd., Class A (Financials)	12,890
44,015	China Galaxy Securities Co. Ltd., Class H (Financials)	63,065

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
3,000	China Gold International Resources Corp. Ltd. (Materials)	$42,099
1,863	China Great Wall Securities Co. Ltd., Class A (Financials)	3,199
2,467	China Greatwall Technology Group Co. Ltd., Class A (Information Technology)*	6,196
3,335	China Hainan Rubber Industry Group Co. Ltd., Class A (Materials)	2,439
30,375	China Hongqiao Group Ltd. (Materials)	99,122
1,805	China International Capital Corp. Ltd., Class A (Financials)	9,769
18,993	China International Capital Corp. Ltd., Class H (Financials)(b)	51,601
2,139	China International Marine Containers Group Co. Ltd., Class A (Industrials)	2,444
5,400	China International Marine Containers Group Co. Ltd., Class H (Industrials)	5,645
3,302	China Jushi Co. Ltd., Class A (Materials)	7,237
1,509	China Life Insurance Co. Ltd., Class A (Financials)	8,915
93,902	China Life Insurance Co. Ltd., Class H (Financials)	289,324
4,862	China Literature Ltd. (Communication Services)*(b)	25,296
40,584	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	34,983
16,729	China Medical System Holdings Ltd. (Health Care)	28,068
15,691	China Merchants Bank Co. Ltd., Class A (Financials)	94,483
47,771	China Merchants Bank Co. Ltd., Class H (Financials)	294,132
6,711	China Merchants Energy Shipping Co. Ltd., Class A (Energy)	6,115
4,028	China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A (Industrials)	5,887
15,166	China Merchants Port Holdings Co. Ltd. (Industrials)	29,161
6,199	China Merchants Securities Co. Ltd., Class A (Financials)	16,518
6,193	China Merchants Securities Co. Ltd., Class H (Financials)(b)	13,338
6,696	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	8,602
29,860	China Minsheng Banking Corp. Ltd., Class A (Financials)	19,284

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
87,973	China Minsheng Banking Corp. Ltd., Class H (Financials)	$50,104
44,511	China National Building Material Co. Ltd., Class H (Materials)	32,202
5,099	China National Chemical Engineering Co. Ltd., Class A (Industrials)	5,627
630	China National Medicines Corp. Ltd., Class A (Health Care)	2,618
14,008	China National Nuclear Power Co. Ltd., Class A (Utilities)	17,523
415	China National Software & Service Co. Ltd., Class A (Information Technology)*	3,121
14,647	China Nonferrous Mining Corp. Ltd. (Materials)	19,465
2,857	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	22,787
758	China Oilfield Services Ltd., Class A (Energy)	1,491
21,661	China Oilfield Services Ltd., Class H (Energy)	19,672
47,293	China Overseas Land & Investment Ltd. (Real Estate)	84,384
17,239	China Overseas Property Holdings Ltd. (Real Estate)	11,808
5,472	China Pacific Insurance Group Co. Ltd., Class A (Financials)	30,968
32,133	China Pacific Insurance Group Co. Ltd., Class H (Financials)	146,159
22,656	China Petroleum & Chemical Corp., Class A (Energy)	18,162
283,968	China Petroleum & Chemical Corp., Class H (Energy)	156,994
3,965	China Petroleum Engineering Corp., Class A (Energy)	1,982
65,379	China Power International Development Ltd. (Utilities)	26,249
3,708	China Railway Construction Heavy Industry Corp. Ltd., Class A (Industrials)	3,019
17,199	China Railway Group Ltd., Class A (Industrials)	13,715
51,785	China Railway Group Ltd., Class H (Industrials)	26,238
5,251	China Railway Signal & Communication Corp. Ltd., Class A (Information Technology)	4,114
22,827	China Railway Signal & Communication Corp. Ltd., Class H (Information Technology)(b)	10,131
758	China Rare Earth Resources And Technology Co. Ltd., Class A (Materials)*	6,206

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
85,614	China Reinsurance Group Corp., Class H (Financials)	$18,779
19,102	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	68,559
4,982	China Resources Beverage Holdings Co. Ltd. (Consumer Staples)	7,292
810	China Resources Double Crane Pharmaceutical Co. Ltd., Class A (Health Care)	2,212
11,005	China Resources Gas Group Ltd. (Utilities)	28,261
36,650	China Resources Land Ltd. (Real Estate)	143,669
766	China Resources Microelectronics Ltd., Class A (Information Technology)	5,635
7,571	China Resources Mixc Lifestyle Services Ltd. (Real Estate)(b)	37,623
21,966	China Resources Pharmaceutical Group Ltd. (Health Care)(b)	13,750
25,813	China Resources Power Holdings Co. Ltd. (Utilities)	59,435
1,280	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	5,468
166,788	China Ruyi Holdings Ltd. (Communication Services)*	61,616
4,748	China Shenhua Energy Co. Ltd., Class A (Energy)	24,977
43,019	China Shenhua Energy Co. Ltd., Class H (Energy)	192,475
1,170	China South Publishing & Media Group Co. Ltd., Class A (Communication Services)	2,162
9,182	China Southern Airlines Co. Ltd., Class A (Industrials)*	7,786
23,294	China Southern Airlines Co. Ltd., Class H (Industrials)*	11,504
1,983	China Southern Power Grid Energy Efficiency & Clean Energy Co. Ltd., Class A (Industrials)	1,317
900	China Southern Power Grid Energy Storage Co. Ltd., Class A (Utilities)	1,301
32,059	China State Construction Engineering Corp. Ltd., Class A (Industrials)	25,160
19,129	China State Construction International Holdings Ltd. (Industrials)	26,206
1,175	China Suntien Green Energy Corp. Ltd., Class A (Energy)	1,272
24,347	China Suntien Green Energy Corp. Ltd., Class H (Energy)	13,554

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
17,916	China Taiping Insurance Holdings Co. Ltd. (Financials)	$37,184
24,074	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	14,364
1,534	China Tourism Group Duty Free Corp. Ltd., Class A (Consumer Discretionary)	14,923
1,196	China Tourism Group Duty Free Corp. Ltd., Class H (Consumer Discretionary)(b)	9,634
59,182	China Tower Corp. Ltd., Class H (Communication Services)(b)	89,124
1,500	China Tungsten And Hightech Materials Co. Ltd., Class A (Materials)	4,355
26,624	China United Network Communications Ltd., Class A (Communication Services)	21,306
8,166	China Vanke Co. Ltd., Class A (Real Estate)*	7,784
29,803	China Vanke Co. Ltd., Class H (Real Estate)*	20,300
3,965	China XD Electric Co. Ltd., Class A (Industrials)	3,652
18,500	China Yangtze Power Co. Ltd., Class A (Utilities)	72,958
507	China Zhenhua Group Science & Technology Co. Ltd., Class A (Information Technology)	3,624
15,389	China Zheshang Bank Co. Ltd., Class A (Financials)	7,000
44,843	China Zheshang Bank Co. Ltd., Class H (Financials)	15,358
1,080	Chinese Universe Publishing and Media Group Co. Ltd., Class A (Communication Services)	1,557
402	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)	3,128
10,722	Chongqing Changan Automobile Co. Ltd., Class A (Consumer Discretionary)	18,922
3,245	Chongqing Qianli Technology Co. Ltd., Class A (Consumer Discretionary)*	5,385
7,905	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	6,981
28,991	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	21,420
1,732	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	5,474
862	Chongqing Zongshen Power Machinery Co. Ltd., Class A (Consumer Discretionary)	3,115

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,054	Cinda Securities Co. Ltd., Class A (Financials)	$2,908
62,930	CITIC Ltd. (Industrials)	89,763
1,175	Citic Pacific Special Steel Group Co. Ltd., Class A (Materials)	2,154
9,452	CITIC Securities Co. Ltd., Class A (Financials)	41,774
22,675	CITIC Securities Co. Ltd., Class H (Financials)	83,244
14,418	CMOC Group Ltd., Class A (Materials)	25,019
46,682	CMOC Group Ltd., Class H (Materials)	71,198
709	CNGR Advanced Material Co. Ltd., Class A (Industrials)	3,724
4,865	CNOOC Energy Technology & Services Ltd., Class A (Energy)	2,725
5,069	CNPC Capital Co. Ltd., Class A (Financials)	9,024
1,436	COFCO Capital Holdings Co. Ltd., Class A (Energy)	2,881
1,620	COFCO Sugar Holding Co. Ltd., Class A (Consumer Staples)	3,678
3,348	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	143,917
1,400	Contemporary Amperex Technology Co. Ltd., Class H (Industrials)(a)	76,179
8,156	COSCO SHIPPING Development Co. Ltd., Class A (Industrials)	2,897
45,961	COSCO SHIPPING Development Co. Ltd., Class H (Industrials)	6,839
3,057	COSCO SHIPPING Energy Transportation Co. Ltd., Class A (Energy)	4,442
16,440	COSCO SHIPPING Energy Transportation Co. Ltd., Class H (Energy)	14,698
9,763	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	20,944
31,544	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	54,827
27,500	Country Garden Services Holdings Co. Ltd. (Real Estate)	22,894
20,098	CRRC Corp. Ltd., Class A (Industrials)	21,642
56,374	CRRC Corp. Ltd., Class H (Industrials)	45,340
2,337	CSC Financial Co. Ltd., Class A (Financials)	9,305
12,792	CSC Financial Co. Ltd., Class H (Financials)(b)	23,973

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,135	CSI Solar Co. Ltd., Class A (Information Technology)	$3,033
755	CSPC Innovation Pharmaceutical Co. Ltd., Class A (Health Care)	5,658
900	CSSC Science & Technology Co. Ltd., Class A (Industrials)	1,602
15,298	Daqin Railway Co. Ltd., Class A (Industrials)	13,552
648	DaShenLin Pharmaceutical Group Co. Ltd., Class A (Consumer Staples)	1,534
5,094	Datang International Power Generation Co. Ltd., Class A (Utilities)	2,496
39,475	Datang International Power Generation Co. Ltd., Class H (Utilities)(a)	11,191
574	DBG Technology Co. Ltd., Class A (Consumer Discretionary)	2,492
2,460	DHC Software Co. Ltd., Class A (Information Technology)	3,899
500	Digital China Group Co. Ltd., Class A (Information Technology)	3,148
656	Do-Fluoride New Materials Co. Ltd., Class A (Materials)	1,242
413	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	3,008
1,986	Dongfang Electric Corp. Ltd., Class A (Industrials)	5,515
4,771	Dongfang Electric Corp. Ltd., Class H (Industrials)	10,692
26,577	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	30,443
2,490	Dongxing Securities Co. Ltd., Class A (Financials)	4,268
700	Duality Biotherapeutics, Inc. (Health Care)*	28,338
11,743	East Money Information Co. Ltd., Class A (Financials)	47,662
1,080	Eastern Air Logistics Co. Ltd., Class A (Industrials)	2,350
330	Eastroc Beverage Group Co. Ltd., Class A (Consumer Staples)	14,313
4,595	Easyhome New Retail Group Co. Ltd., Class A (Consumer Discretionary)*	1,948
507	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	6,897
288	Electric Connector Technology Co. Ltd., Class A (Information Technology)	2,054

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
270	Empyrean Technology Co. Ltd., Class A (Information Technology)	$4,662
9,413	ENN Energy Holdings Ltd. (Utilities)	75,465
1,740	ENN Natural Gas Co. Ltd., Class A (Utilities)	4,593
805	Eoptolink Technology, Inc. Ltd., Class A (Information Technology)	40,257
200	Espressif Systems Shanghai Co. Ltd., Class A (Information Technology)	6,110
1,620	Eve Energy Co. Ltd., Class A (Industrials)	13,007
3,197	Everbright Securities Co. Ltd., Class A (Financials)	8,999
3,785	Everbright Securities Co. Ltd., Class H (Financials)(b)	5,273
7,995	Everdisplay Optronics Shanghai Co. Ltd., Class A (Information Technology)*	3,109
3,713	Fangda Carbon New Material Co. Ltd., Class A (Industrials)	2,575
27,488	Far East Horizon Ltd. (Financials)	26,269
850	Farasis Energy Gan Zhou Co. Ltd., Class A (Industrials)*	2,198
1,878	FAW Jiefang Group Co. Ltd., Class A (Industrials)	1,885
900	Fiberhome Telecommunication Technologies Co. Ltd., Class A (Information Technology)	3,466
3,564	First Capital Securities Co. Ltd., Class A (Financials)	4,123
884	Flat Glass Group Co. Ltd., Class A (Information Technology)	2,204
6,001	Flat Glass Group Co. Ltd., Class H (Information Technology)	8,098
12,023	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	14,027
3,327	Foshan Haitian Flavouring & Food Co. Ltd., Class A (Consumer Staples)	19,356
6,580	Founder Securities Co. Ltd., Class A (Financials)	7,982
8,284	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	62,606
1,620	Fujian Funeng Co. Ltd., Class A (Utilities)	2,199
380	Fujian Kuncai Material Technology Co. Ltd., Class A (Materials)*	1,069
779	Fujian Sunner Development Co. Ltd., Class A (Consumer Staples)	1,940

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
9,305	Full Truck Alliance Co. Ltd. ADR (Industrials)	$121,430
1,509	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	13,910
7,723	Fuyao Glass Industry Group Co. Ltd., Class H (Consumer Discretionary)(b)	68,157
1,293	GalaxyCore, Inc., Class A (Information Technology)	3,131
270	Gan & Lee Pharmaceuticals Co. Ltd., Class A (Health Care)	2,765
1,012	Ganfeng Lithium Group Co. Ltd., Class A (Materials)	5,672
5,456	Ganfeng Lithium Group Co. Ltd., Class H (Materials)(a)(b)	21,948
90	G-bits Network Technology Xiamen Co. Ltd., Class A (Communication Services)	5,803
15,391	GD Power Development Co. Ltd., Class A (Utilities)	10,350
13,620	GDS Holdings Ltd., Class A (Information Technology)*	58,982
3,815	GEM Co. Ltd., Class A (Industrials)	3,990
3,447	Gemdale Corp., Class A (Real Estate)*	1,974
15,533	Genscript Biotech Corp. (Health Care)*	34,270
600	Geovis Technology Co. Ltd., Class A (Information Technology)	3,957
5,092	GF Securities Co. Ltd., Class A (Financials)	15,642
13,703	GF Securities Co. Ltd., Class H (Financials)	32,536
5,663	Giant Biogene Holding Co. Ltd. (Consumer Staples)(b)	39,190
1,620	Giant Network Group Co. Ltd., Class A (Communication Services)	7,187
403	GigaDevice Semiconductor, Inc., Class A (Information Technology)	8,995
292	Ginlong Technologies Co. Ltd., Class A (Industrials)	2,773
900	Glarun Technology Co. Ltd., Class A (Information Technology)	3,715
900	Glodon Co. Ltd., Class A (Information Technology)	1,922
2,605	GoerTek, Inc., Class A (Information Technology)	13,429
2,489	Goldwind Science & Technology Co. Ltd., Class A (Industrials)	3,991

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
10,905	Goldwind Science & Technology Co. Ltd., Class H (Industrials)	$12,352
635	Goneo Group Co. Ltd., Class A (Industrials)	4,203
1,014	Gotion High-tech Co. Ltd., Class A (Industrials)	5,192
1,760	Great Wall Motor Co. Ltd., Class A (Consumer Discretionary)	6,387
29,513	Great Wall Motor Co. Ltd., Class H (Consumer Discretionary)	70,377
4,210	Gree Electric Appliances, Inc. of Zhuhai, Class A (Consumer Discretionary)	25,179
8,020	Greenland Holdings Corp. Ltd., Class A (Real Estate)*	2,117
14,035	Greentown China Holdings Ltd. (Real Estate)	17,571
1,983	GRG Banking Equipment Co. Ltd., Class A (Information Technology)	3,990
1,620	Guangdong Electric Power Development Co. Ltd., Class A (Utilities)	1,055
1,143	Guangdong Haid Group Co. Ltd., Class A (Consumer Staples)	9,869
2,345	Guangdong HEC Technology Holding Co. Ltd., Class A (Materials)*	7,398
35,865	Guangdong Investment Ltd. (Utilities)	33,630
5,607	Guanghui Energy Co. Ltd., Class A (Energy)	4,172
4,325	Guangshen Railway Co. Ltd., Class A (Industrials)	1,949
18,406	Guangshen Railway Co. Ltd., Class H (Industrials)	5,407
1,532	Guangxi Liugong Machinery Co. Ltd., Class A (Industrials)	2,357
3,872	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)	4,267
32,540	Guangzhou Automobile Group Co. Ltd., Class H (Consumer Discretionary)(a)	14,734
1,620	Guangzhou Baiyun International Airport Co. Ltd., Class A (Industrials)	2,277
1,006	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	3,750
3,077	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care)	7,144

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,620	Guangzhou Haige Communications Group, Inc. Co., Class A (Information Technology)	$3,325
402	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (Health Care)	1,803
413	Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A (Information Technology)	2,449
1,611	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	4,865
2,150	Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A (Financials)	2,430
316	Guobo Electronics Co. Ltd., Class A (Information Technology)	2,873
3,728	Guolian Minsheng Securities Co. Ltd., Class A (Financials)	6,401
5,550	Guolian Minsheng Securities Co. Ltd., Class H (Financials)(a)	4,763
3,842	Guosen Securities Co. Ltd., Class A (Financials)	7,999
1,246	Guosheng Financial Holding, Inc., Class A (Financials)*	3,416
9,866	Guotai Haitong Securities Co. Ltd., Class A (Financials)	29,046
25,138	Guotai Haitong Securities Co. Ltd., Class H (Financials)(b)	52,528
3,816	Guoyuan Securities Co. Ltd., Class A (Financials)	4,950
2,364	H World Group Ltd. ADR (Consumer Discretionary)	87,113
21,929	Haidilao International Holding Ltd. (Consumer Discretionary)(b)	38,790
5,095	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	18,784
29,504	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	99,307
34,426	Hainan Airlines Holding Co. Ltd., Class A (Industrials)*	7,685
9,193	Hainan Airport Infrastructure Co. Ltd., Class A (Real Estate)	5,046
630	Haisco Pharmaceutical Group Co. Ltd., Class A (Health Care)	4,905
7,630	Haitian International Holdings Ltd. (Industrials)	21,552
635	Han’s Laser Technology Industry Group Co. Ltd., Class A (Industrials)	3,340
885	Hangcha Group Co. Ltd., Class A (Industrials)	2,885

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,460	Hangzhou Binjiang Real Estate Group Co. Ltd., Class A (Real Estate)	$3,651
507	Hangzhou Chang Chuan Technology Co. Ltd., Class A (Information Technology)	4,253
2,102	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	4,430
900	Hangzhou GreatStar Industrial Co., Ltd., Class A (Consumer Discretionary)	3,893
2,600	Hangzhou Iron & Steel Co., Class A (Materials)*	3,731
507	Hangzhou Lion Microelectronics Co. Ltd., Class A (Information Technology)*	1,898
758	Hangzhou Oxygen Plant Group Co. Ltd., Class A (Materials)	2,610
641	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	1,831
758	Hangzhou Silan Microelectronics Co. Ltd., Class A (Information Technology)	3,455
519	Hangzhou Tigermed Consulting Co. Ltd., Class A (Health Care)	4,628
1,740	Hangzhou Tigermed Consulting Co. Ltd., Class H (Health Care)(b)	10,383
13,816	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(b)	63,836
507	Haohua Chemical Science & Technology Co. Ltd., Class A (Materials)	2,162
700	Hebei Changshan Biochemical Pharmaceutical Co. Ltd., Class A (Health Care)*	4,955
630	Hebei Hengshui Laobaigan Liquor Co. Ltd., Class A (Consumer Staples)	1,609
380	Hebei Sinopack Electronic Technology Co. Ltd., Class A (Information Technology)	3,291
900	Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A (Consumer Staples)	2,699
630	Hefei Meiya Optoelectronic Technology, Inc., Class A (Industrials)	1,769
1,170	Heilongjiang Agriculture Co. Ltd., Class A (Consumer Staples)	2,446
1,080	Henan Pinggao Electric Co. Ltd., Class A (Industrials)	2,397
1,863	Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A (Materials)	5,051

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,460	Henan Shuanghui Investment & Development Co. Ltd., Class A (Consumer Staples)	$8,710
7,752	Hengan International Group Co. Ltd. (Consumer Staples)	24,621
1,175	Hengdian Group DMEGC Magnetics Co. Ltd., Class A (Information Technology)	3,123
5,099	Hengli Petrochemical Co. Ltd., Class A (Materials)	12,606
1,863	Hengtong Optic-electric Co. Ltd., Class A (Information Technology)	5,357
3,562	Hengyi Petrochemical Co. Ltd., Class A (Materials)	3,246
8,289	Hesteel Co. Ltd., Class A (Materials)	2,874
720	Hisense Home Appliances Group Co. Ltd., Class A (Consumer Discretionary)	2,571
4,449	Hisense Home Appliances Group Co. Ltd., Class H (Consumer Discretionary)(a)	13,754
900	Hisense Visual Technology Co. Ltd., Class A (Consumer Discretionary)	2,792
384	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	22,273
2,615	HLA Group Corp. Ltd., Class A (Consumer Discretionary)	2,559
1,100	Hongfa Technology Co. Ltd., Class A (Industrials)	4,043
1,620	Hongta Securities Co. Ltd., Class A (Financials)	2,154
107,422	Horizon Robotics (Information Technology)*(a)	132,282
507	Hoshine Silicon Industry Co. Ltd., Class A (Materials)	3,753
180	Hoymiles Power Electronics, Inc., Class A (Industrials)	2,772
302	Hua Hong Semiconductor Ltd., Class A (Information Technology)*	3,328
9,780	Hua Hong Semiconductor Ltd., Class H (Information Technology)*(a)(b)	67,493
3,695	Huaan Securities Co. Ltd., Class A (Financials)	3,372
5,493	Huadian Power International Corp. Ltd., Class A (Utilities)	4,087
24,752	Huadian Power International Corp. Ltd., Class H (Utilities)(a)	13,589
1,281	Huadong Medicine Co. Ltd., Class A (Health Care)	7,967
3,941	Huafon Chemical Co. Ltd., Class A (Materials)	4,448

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
630	Huagong Tech Co. Ltd., Class A (Information Technology)	$6,052
1,863	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	3,259
1,172	Hualan Biological Engineering, Inc., Class A (Health Care)	2,814
270	Huali Industrial Group Co. Ltd., Class A (Consumer Discretionary)	2,009
4,066	Huaneng Lancang River Hydropower, Inc., Class A (Utilities)	5,206
6,095	Huaneng Power International, Inc., Class A (Utilities)	6,315
53,960	Huaneng Power International, Inc., Class H (Utilities)	38,692
384	Huaqin Technology Co. Ltd., Class A (Information Technology)	5,302
5,555	Huatai Securities Co. Ltd., Class A (Financials)	16,908
16,583	Huatai Securities Co. Ltd., Class H (Financials)(b)	41,969
2,353	Huaxi Securities Co. Ltd., Class A (Financials)	3,574
10,678	Huaxia Bank Co. Ltd., Class A (Financials)	11,348
270	Huaxia Eye Hospital Group Co. Ltd., Class A (Health Care)	788
1,014	Huaxin Cement Co. Ltd., Class A (Materials)	2,241
2,800	Huaxin Cement Co. Ltd., Class H (Materials)	4,719
2,461	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	6,617
720	Hubei Dinglong Co. Ltd., Class A (Materials)	3,176
3,311	Hubei Energy Group Co. Ltd., Class A (Utilities)	2,152
270	Hubei Feilihua Quartz Glass Co. Ltd., Class A (Materials)	3,617
630	Hubei Jumpcan Pharmaceutical Co. Ltd., Class A (Health Care)	2,284
758	Hubei Xingfa Chemicals Group Co. Ltd., Class A (Materials)	2,951
507	Huizhou Desay Sv Automotive Co. Ltd., Class A (Consumer Discretionary)	9,049
1,014	Humanwell Healthcare Group Co. Ltd., Class A (Health Care)	2,904
1,170	Hunan Gold Corp. Ltd., Class A (Materials)	3,395
6,204	Hunan Valin Steel Co. Ltd., Class A (Materials)	5,174
540	Hunan Yuneng New Energy Battery Material Co. Ltd., Class A (Industrials)	2,744

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,489	Hundsun Technologies, Inc., Class A (Information Technology)	$7,837
199	Hwatsing Technology Co. Ltd., Class A (Information Technology)	3,520
1,742	Hygon Information Technology Co. Ltd., Class A (Information Technology)	47,573
1,342	Hytera Communications Corp. Ltd., Class A (Information Technology)*	2,476
1,014	IEIT Systems Co. Ltd., Class A (Information Technology)	9,559
1,861	Iflytek Co. Ltd., Class A (Information Technology)	13,939
630	IKD Co. Ltd., Class A (Consumer Discretionary)	1,740
228	Imeik Technology Development Co. Ltd., Class A (Health Care)	6,209
48,084	Industrial & Commercial Bank of China Ltd., Class A (Financials)	50,158
852,277	Industrial & Commercial Bank of China Ltd., Class H (Financials)	630,802
15,871	Industrial Bank Co. Ltd., Class A (Financials)	49,934
5,591	Industrial Securities Co. Ltd., Class A (Financials)	5,345
1,700	INESA Intelligent Tech, Inc., Class A (Information Technology)	5,537
161	Ingenic Semiconductor Co. Ltd., Class A (Information Technology)	1,699
38,409	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A (Materials)	15,045
3,057	Inner Mongolia Berun Chemical Co. Ltd., Class A (Materials)	2,871
1,620	Inner Mongolia Dian Tou Energy Corp. Ltd., Class A (Energy)	4,717
1,130	Inner Mongolia ERDOS Resources Co. Ltd., Class A (Materials)	1,677
6,940	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A (Materials)	5,447
5,225	Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A (Utilities)	2,971
1,440	Inner Mongolia Xingye Silver&Tin Mining Co. Ltd., Class A (Materials)	4,312

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
5,217	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	$20,926
2,558	Inner Mongolia Yitai Coal Co. Ltd., Class H (Energy)*(c)	—
2,900	InnoScience Suzhou Technology Holding Co. Ltd., Class H (Information Technology)*	32,196
18,168	Innovent Biologics, Inc. (Health Care)*(b)	225,706
6,238	iQIYI, Inc. ADR (Communication Services)*	16,531
252	iRay Group, Class A (Health Care)	4,270
2,795	IRICO Display Devices Co. Ltd., Class A (Information Technology)*	2,531
693	Isoftstone Information Technology Group Co. Ltd., Class A (Information Technology)	5,830
2,615	JA Solar Technology Co. Ltd., Class A (Information Technology)*	4,648
519	Jafron Biomedical Co. Ltd., Class A (Health Care)	1,677
641	Jason Furniture Hangzhou Co. Ltd., Class A (Consumer Discretionary)	2,628
1,175	JCET Group Co. Ltd., Class A (Information Technology)	6,582
450	JCHX Mining Management Co. Ltd., Class A (Materials)	4,028
12,662	JD Health International, Inc. (Consumer Staples)*(b)	102,000
22,989	JD Logistics, Inc. (Industrials)*(b)	37,834
35,947	JD.com, Inc., Class A (Consumer Discretionary)	543,181
2,424	Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A (Financials)	2,559
5,113	Jiangsu Eastern Shenghong Co. Ltd., Class A (Materials)*	7,056
758	Jiangsu Expressway Co. Ltd., Class A (Industrials)	1,427
15,393	Jiangsu Expressway Co. Ltd., Class H (Industrials)	18,166
3,481	Jiangsu Financial Leasing Co. Ltd., Class A (Financials)	2,795
1,008	Jiangsu Hengli Hydraulic Co. Ltd., Class A (Industrials)	12,654
4,994	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Health Care)	46,436
2,400	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class H (Health Care)*	23,459

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
630	Jiangsu Hoperun Software Co. Ltd., Class A (Information Technology)*	$5,793
574	Jiangsu Jiejie Microelectronics Co. Ltd., Class A (Information Technology)	2,796
779	Jiangsu King’s Luck Brewery JSC Ltd., Class A (Consumer Staples)	4,735
630	Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A (Health Care)	2,188
405	Jiangsu Pacific Quartz Co. Ltd., Class A (Information Technology)	2,309
1,620	Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A (Communication Services)	2,566
270	Jiangsu Xinquan Automotive Trim Co. Ltd., Class A (Consumer Discretionary)	1,893
1,148	Jiangsu Yanghe Distillery Co. Ltd., Class A (Consumer Staples)	11,912
275	Jiangsu Yangnong Chemical Co. Ltd., Class A (Materials)	2,836
270	Jiangsu Yoke Technology Co. Ltd., Class A (Materials)	2,276
641	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A (Health Care)	3,369
2,460	Jiangsu Zhongtian Technology Co. Ltd., Class A (Industrials)	5,609
1,490	Jiangxi Copper Co. Ltd., Class A (Materials)	5,836
13,119	Jiangxi Copper Co. Ltd., Class H (Materials)	38,402
300	Jiangxi Lianchuang Optoelectronic Science & Technology Co. Ltd., Class A (Information Technology)	2,811
6,898	Jiangxi Zhengbang Technology Co. Ltd., Class A (Consumer Staples)*	2,963
1,983	Jinduicheng Molybdenum Co. Ltd., Class A (Materials)	4,176
5,116	Jinko Solar Co. Ltd., Class A (Information Technology)*	4,073
1,260	Jinneng Holding Shanxi Coal Industry Co. Ltd., Class A (Energy)	2,342
161	JiuGui Liquor Co. Ltd., Class A (Consumer Staples)	1,543
2,345	Jizhong Energy Resources Co. Ltd., Class A (Energy)	1,975
900	JL Mag Rare-Earth Co. Ltd., Class A (Industrials)	5,181
1,724	JL Mag Rare-Earth Co. Ltd., Class H (Industrials)	5,100

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,170	Joincare Pharmaceutical Group Industry Co. Ltd., Class A (Health Care)	$2,040
4,433	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)	3,187
507	Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A (Consumer Staples)	1,361
1,611	Juneyao Airlines Co. Ltd., Class A (Industrials)	2,850
7,570	J-Yuan Trust Co. Ltd., Class A (Financials)*	3,220
10,346	Kangmei Pharmaceutical Co. Ltd., Class A (Health Care)*	2,963
3,840	Kanzhun Ltd. ADR (Industrials)*	90,701
25,600	KE Holdings, Inc., Class A (Real Estate)	149,413
270	Keboda Technology Co. Ltd., Class A (Consumer Discretionary)	2,236
1,611	Keda Industrial Group Co. Ltd., Class A (Industrials)	2,673
36,855	Kingdee International Software Group Co. Ltd. (Information Technology)*	77,059
1,983	Kingfa Sci & Tech Co. Ltd., Class A (Materials)	4,449
1,620	Kingnet Network Co. Ltd., Class A (Communication Services)	5,293
28,000	Kingsoft Cloud Holdings Ltd. (Information Technology)*(a)	28,194
12,524	Kingsoft Corp. Ltd. (Communication Services)	54,749
35,165	Kuaishou Technology (Communication Services)*(b)	339,884
1,752	Kuang-Chi Technologies Co. Ltd., Class A (Industrials)	13,366
44,989	Kunlun Energy Co. Ltd. (Utilities)	41,781
900	Kunlun Tech Co. Ltd., Class A (Communication Services)*	5,307
936	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	194,485
1,440	Lao Feng Xiang Co. Ltd., Class A (Consumer Discretionary)	9,563
454	Laopu Gold Co. Ltd., Class H (Consumer Discretionary)	41,348
1,878	LB Group Co. Ltd., Class A (Materials)	4,901
97,758	Lenovo Group Ltd. (Information Technology)	138,940
3,963	Lens Technology Co. Ltd., Class A (Information Technology)	17,309
5,078	Leo Group Co. Ltd., Class A (Communication Services)	3,750

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,611	Lepu Medical Technology Beijing Co. Ltd., Class A (Health Care)	$4,300
507	Levima Advanced Materials Corp., Class A (Materials)	1,433
14,904	Li Auto, Inc., Class A (Consumer Discretionary)*	175,311
29,438	Li Ning Co. Ltd. (Consumer Discretionary)	71,331
11,769	Liaoning Port Co. Ltd., Class A (Industrials)	2,743
5,607	Lingyi iTech Guangdong Co., Class A (Information Technology)	12,233
275	Livzon Pharmaceutical Group, Inc., Class A (Health Care)	1,560
1,929	Livzon Pharmaceutical Group, Inc., Class H (Health Care)	8,769
26,862	Longfor Group Holdings Ltd. (Real Estate)(b)	36,455
6,094	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)*	14,690
272	Loongson Technology Corp. Ltd., Class A (Information Technology)*	5,445
2,329	Lufax Holding Ltd. ADR (Financials)*	6,847
1,611	Luxi Chemical Group Co. Ltd., Class A (Materials)	3,291
5,757	Luxshare Precision Industry Co. Ltd., Class A (Information Technology)	37,163
1,009	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	19,434
4,502	Maanshan Iron & Steel Co. Ltd., Class A (Materials)*	2,301
17,242	Maanshan Iron & Steel Co. Ltd., Class H (Materials)*(a)	5,330
1,266	Mango Excellent Media Co. Ltd., Class A (Communication Services)	4,635
1,400	Mao Geping Cosmetics Co. Ltd., Class H (Consumer Staples)	17,707
390	Maxscend Microelectronics Co. Ltd., Class A (Information Technology)	4,533
2,345	Meihua Holdings Group Co. Ltd., Class A (Materials)	3,641
3,311	Meinian Onehealth Healthcare Holdings Co. Ltd., Class A (Health Care)	2,668
28,500	Meitu, Inc. (Communication Services)*(b)	43,211
67,959	Meituan, Class B (Consumer Discretionary)*(b)	895,270

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
15,747	Metallurgical Corp. of China Ltd., Class A (Industrials)	$7,539
40,428	Metallurgical Corp. of China Ltd., Class H (Industrials)	11,772
321	MGI Tech Co. Ltd., Class A (Health Care)*	3,228
5,408	Midea Group Co. Ltd., Class A (Consumer Discretionary)	55,964
7,660	Midea Group Co. Ltd., Class H (Consumer Discretionary)	80,325
1,611	Ming Yang Smart Energy Group Ltd., Class A (Industrials)	2,746
6,010	MINISO Group Holding Ltd. (Consumer Discretionary)	37,097
3,335	Minmetals Capital Co. Ltd., Class A (Financials)	3,011
9,447	Minth Group Ltd. (Consumer Discretionary)	39,844
500	Mixue Group, Class H (Consumer Discretionary)*	27,694
50,547	MMG Ltd. (Materials)*	33,457
766	Montage Technology Co. Ltd., Class A (Information Technology)	13,217
4,081	Muyuan Foods Co. Ltd., Class A (Consumer Staples)	31,489
4,865	Nanjing Iron & Steel Co. Ltd., Class A (Materials)	3,265
1,006	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A (Health Care)	1,599
2,615	Nanjing Securities Co. Ltd., Class A (Financials)	3,234
6,580	NARI Technology Co. Ltd., Class A (Industrials)	20,093
1,943	National Silicon Industry Group Co. Ltd., Class A (Information Technology)*	5,658
592	NAURA Technology Group Co. Ltd., Class A (Information Technology)	30,960
1,863	NavInfo Co. Ltd., Class A (Information Technology)*	2,474
810	NetEase Cloud Music, Inc. (Communication Services)*(b)	29,030
21,868	NetEase, Inc. (Communication Services)	595,799
1,460	New China Life Insurance Co. Ltd., Class A (Financials)	13,988
11,698	New China Life Insurance Co. Ltd., Class H (Financials)	72,236
3,815	New Hope Liuhe Co. Ltd., Class A (Consumer Staples)	5,292
17,649	New Oriental Education & Technology Group, Inc. (Consumer Discretionary)	82,768

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
800	Newland Digital Technology Co. Ltd., Class A (Information Technology)	$3,235
1,369	Nexchip Semiconductor Corp., Class A (Information Technology)	4,667
1,030	Ninestar Corp., Class A (Information Technology)*	3,608
788	Ningbo Deye Technology Co. Ltd., Class A (Industrials)	7,152
900	Ningbo Joyson Electronic Corp., Class A (Consumer Discretionary)	2,681
507	Ningbo Orient Wires & Cables Co. Ltd., Class A (Industrials)	3,757
900	Ningbo Sanxing Medical Electric Co. Ltd., Class A (Industrials)	2,910
1,611	Ningbo Shanshan Co. Ltd., Class A (Materials)*	2,626
1,279	Ningbo Tuopu Group Co. Ltd., Class A (Consumer Discretionary)	11,243
4,586	Ningbo Zhoushan Port Co. Ltd., Class A (Industrials)	2,337
5,116	Ningxia Baofeng Energy Group Co. Ltd., Class A (Materials)	12,462
20,630	NIO, Inc., Class A (Consumer Discretionary)*(a)	133,902
22,816	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(b)	146,276
900	North Industries Group Red Arrow Co. Ltd., Class A (Industrials)*	2,752
3,335	Offshore Oil Engineering Co. Ltd., Class A (Energy)	2,589
2,460	OFILM Group Co. Ltd., Class A (Information Technology)*	4,576
937	OmniVision Integrated Circuits Group, Inc., Class A (Information Technology)	18,842
1,456	Onewo, Inc., Class H (Real Estate)	4,688
159	Oppein Home Group, Inc., Class A (Consumer Discretionary)	1,235
5,113	Orient Securities Co. Ltd., Class A (Financials)	8,255
12,285	Orient Securities Co. Ltd., Class H (Financials)(b)	11,992
2,615	Oriental Pearl Group Co. Ltd., Class A (Communication Services)	3,253
507	Ovctek China, Inc., Class A (Health Care)	1,285
5,225	Pacific Securities Co. Ltd. (The), Class A (Financials)*	3,235

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
702	Pacific Shuanglin Bio-pharmacy Co. Ltd., Class A (Health Care)	$1,744
7,649	Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A (Materials)*	2,996
9,541	PDD Holdings, Inc. ADR (Consumer Discretionary)*	1,147,019
630	People.cn Co. Ltd., Class A (Communication Services)	1,932
6,458	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	8,142
112,008	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	100,286
1,611	Perfect World Co. Ltd., Class A (Communication Services)	3,768
17,951	PetroChina Co. Ltd., Class A (Energy)	21,976
267,714	PetroChina Co. Ltd., Class H (Energy)	257,898
900	Pharmaron Beijing Co. Ltd., Class A (Health Care)	3,824
3,808	Pharmaron Beijing Co. Ltd., Class H (Health Care)(b)	10,209
86,880	PICC Property & Casualty Co. Ltd., Class H (Financials)	209,069
14,990	Ping An Bank Co. Ltd., Class A (Financials)	25,359
8,285	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	69,650
81,319	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	587,269
1,863	Pingdingshan Tianan Coal Mining Co. Ltd., Class A (Energy)	2,040
266	Piotech, Inc., Class A (Information Technology)	7,096
9,948	Poly Developments and Holdings Group Co. Ltd., Class A (Real Estate)	11,117
2,060	Poly Property Services Co. Ltd., Class H (Real Estate)	9,291
1,592	Pony AI, Inc. ADR (Information Technology)*(a)	22,877
8,052	Pop Mart International Group Ltd. (Consumer Discretionary)(b)	332,993
20,702	Postal Savings Bank of China Co. Ltd., Class A (Financials)	17,555
113,482	Postal Savings Bank of China Co. Ltd., Class H (Financials)(b)	78,752
12,855	Power Construction Corp. of China Ltd., Class A (Industrials)	10,684
288	Proya Cosmetics Co. Ltd., Class A (Consumer Staples)	3,390
1,182	Qfin Holdings, Inc. ADR (Financials)	34,420

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
642	Qi An Xin Technology Group, Inc., Class A (Information Technology)*	$3,604
3,695	Qilu Bank Co. Ltd., Class A (Financials)	2,889
885	Qingdao Sentury Tire Co. Ltd., Class A (Consumer Discretionary)	2,465
810	Qingdao TGOOD Electric Co. Ltd., Class A (Industrials)	2,783
4,592	Qinghai Salt Lake Industry Co. Ltd., Class A (Materials)*	13,074
1,200	Qunabox Group Ltd. (Communication Services)*	13,022
6,580	Quzhou Xin’an Development Co. Ltd., Class A (Real Estate)*	4,490
900	Range Intelligent Computing Technology Group Co. Ltd., Class A (Information Technology)	7,451
523	Raytron Technology Co. Ltd., Class A (Information Technology)	5,632
2,500	Remegen Co. Ltd., Class H (Health Care)*(a)(b)	31,475
96	RoboTechnik Intelligent Technology Co. Ltd., Class A (Industrials)	3,543
257	Rockchip Electronics Co. Ltd., Class A (Information Technology)	8,887
7,054	Rongsheng Petrochemical Co. Ltd., Class A (Materials)	9,923
6,206	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	16,371
2,345	Sailun Group Co. Ltd., Class A (Consumer Discretionary)	4,665
3,695	Sanan Optoelectronics Co. Ltd., Class A (Information Technology)	7,849
338	Sangfor Technologies, Inc., Class A (Information Technology)	6,145
14,485	Sany Heavy Equipment International Holdings Co. Ltd. (Industrials)	12,746
6,948	Sany Heavy Industry Co. Ltd., Class A (Industrials)	20,514
2,014	Satellite Chemical Co. Ltd., Class A (Materials)	5,681
4,865	SDIC Capital Co. Ltd., Class A (Financials)	5,696
5,498	SDIC Power Holdings Co. Ltd., Class A (Utilities)	11,061
3,965	Sealand Securities Co. Ltd., Class A (Financials)	2,555
1,634	Seazen Holdings Co. Ltd., Class A (Real Estate)*	3,402

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
317,015	SenseTime Group, Inc., Class B (Information Technology)*(a)	$87,022
7,088	Sensteed Hi-tech Group, Class A (Consumer Discretionary)*	2,179
1,170	Seres Group Co. Ltd., Class A (Consumer Discretionary)	22,489
3,579	SF Holding Co. Ltd., Class A (Industrials)	22,395
3,108	SF Holding Co. Ltd., Class H (Industrials)(a)	15,947
530	SG Micro Corp., Class A (Information Technology)	5,787
7,064	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	20,212
1,620	Shaanxi Energy Investment Co. Ltd., Class A (Utilities)	2,086
252	Shaanxi Huaqin Technology Industry Co. Ltd., Class A (Materials)	2,438
2,842	Shan Xi Hua Yang Group New Energy Co. Ltd., Class A (Energy)	2,801
3,057	Shandong Gold Mining Co. Ltd., Class A (Materials)	14,318
10,634	Shandong Gold Mining Co. Ltd., Class H (Materials)(b)	40,049
630	Shandong Himile Mechanical Science & Technology Co. Ltd., Class A (Industrials)	5,302
1,620	Shandong Hi-speed Co. Ltd., Class A (Industrials)	2,074
31,000	Shandong Hi-Speed Holdings Group Ltd. (Utilities)*(a)	70,185
1,623	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	6,250
1,014	Shandong Linglong Tyre Co. Ltd., Class A (Consumer Discretionary)	2,224
10,455	Shandong Nanshan Aluminum Co. Ltd., Class A (Materials)	5,959
540	Shandong Pharmaceutical Glass Co. Ltd., Class A (Health Care)	1,688
630	Shandong Sinocera Functional Material Co. Ltd., Class A (Materials)	2,025
1,983	Shandong Sun Paper Industry JSC Ltd., Class A (Materials)	4,276
30,821	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	23,207
1,280	Shanghai Aiko Solar Energy Co. Ltd., Class A (Information Technology)*	2,732
345	Shanghai Allist Pharmaceuticals Co. Ltd., Class A (Health Care)	5,522

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
774	Shanghai Bairun Investment Holding Group Co. Ltd., Class A (Consumer Staples)	$3,058
4,737	Shanghai Baosight Software Co. Ltd., Class A (Information Technology)	16,839
574	Shanghai Belling Co. Ltd., Class A (Information Technology)	3,086
298	Shanghai BOCHU Electronic Technology Corp. Ltd., Class A (Information Technology)	6,405
900	Shanghai Chicmax Cosmetic Co. Ltd., Class H (Consumer Staples)	10,436
6,940	Shanghai Construction Group Co. Ltd., Class A (Industrials)	2,358
9,580	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	11,930
34,246	Shanghai Electric Group Co. Ltd., Class H (Industrials)*	16,254
1,983	Shanghai Electric Power Co. Ltd., Class A (Utilities)	4,262
1,509	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A (Health Care)	6,110
6,652	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (Health Care)	18,550
523	Shanghai Fudan Microelectronics Group Co. Ltd., Class A (Information Technology)	4,675
3,806	Shanghai Fudan Microelectronics Group Co. Ltd., Class H (Information Technology)(a)	17,683
700	Shanghai Henlius Biotech, Inc., Class H (Health Care)*(b)	6,995
600	Shanghai Huace Navigation Technology Ltd., Class A (Information Technology)	3,228
1,863	Shanghai International Airport Co. Ltd., Class A (Industrials)	8,453
6,318	Shanghai International Port Group Co. Ltd., Class A (Industrials)	5,003
758	Shanghai Jinjiang International Hotels Co. Ltd., Class A (Consumer Discretionary)	2,472
523	Shanghai Junshi Biosciences Co. Ltd., Class A (Health Care)*	3,303
2,204	Shanghai Junshi Biosciences Co. Ltd., Class H (Health Care)*(b)	8,759

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,872	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	$2,457
1,465	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A (Real Estate)	1,777
641	Shanghai M&G Stationery, Inc., Class A (Industrials)	2,741
270	Shanghai Moons’ Electric Co. Ltd., Class A (Industrials)	2,442
1,760	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	4,613
9,350	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care)	14,812
22,674	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	43,388
1,620	Shanghai Putailai New Energy Technology Co. Ltd., Class A (Materials)	5,099
3,949	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	3,814
7,905	Shanghai Rural Commercial Bank Co. Ltd., Class A (Financials)	9,655
4,300	Shanghai Stonehill Technology Co. Ltd., Class A (Information Technology)*	5,162
2,435	Shanghai Tunnel Engineering Co. Ltd., Class A (Industrials)	2,205
635	Shanghai United Imaging Healthcare Co. Ltd., Class A (Health Care)	12,642
3,704	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)	3,177
900	Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A (Real Estate)	4,800
1,620	Shanghai Zhonggu Logistics Co. Ltd., Class A (Industrials)	2,381
2,119	Shanjin International Gold Co. Ltd., Class A (Materials)	5,840
1,620	Shanxi Coal International Energy Group Co. Ltd., Class A (Industrials)	2,245
3,311	Shanxi Coking Coal Energy Group Co. Ltd., Class A (Energy)	3,282
2,460	Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A (Energy)	4,479
3,567	Shanxi Meijin Energy Co. Ltd., Class A (Materials)*	2,409
2,615	Shanxi Securities Co. Ltd., Class A (Financials)	2,445

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
4,723	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)*	$2,745
902	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	25,583
268	Sharetronic Data Technology Co. Ltd., Class A (Information Technology)	3,769
270	Shede Spirits Co. Ltd., Class A (Consumer Staples)	2,592
3,695	Shenergy Co. Ltd., Class A (Utilities)	4,192
435	Shengyi Electronics Co. Ltd., Class A (Information Technology)	4,751
1,863	Shengyi Technology Co. Ltd., Class A (Information Technology)	13,928
459	Shennan Circuits Co. Ltd., Class A (Information Technology)	12,759
17,573	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	13,471
15,140	Shenwan Hongyuan Group Co. Ltd., Class H (Financials)(b)	6,428
175	Shenyang Xingqi Pharmaceutical Co. Ltd., Class A (Health Care)	1,662
401	Shenzhen Capchem Technology Co. Ltd., Class A (Materials)	2,657
2,600	Shenzhen Dobot Corp. Ltd., Class H (Industrials)*	17,576
3,057	Shenzhen Energy Group Co. Ltd., Class A (Utilities)	2,841
746	Shenzhen Envicool Technology Co. Ltd., Class A (Industrials)	8,379
1,000	Shenzhen Everwin Precision Technology Co. Ltd., Class A (Information Technology)	3,688
7,664	Shenzhen Expressway Corp. Ltd., Class H (Industrials)	7,029
1,170	Shenzhen Fastprint Circuit Tech Co. Ltd., Class A (Information Technology)	3,449
268	Shenzhen Fortune Trend Technology Co. Ltd., Class A (Information Technology)	6,330
270	Shenzhen Goodix Technology Co. Ltd., Class A (Information Technology)	3,120
507	Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A (Health Care)	918
766	Shenzhen Huaqiang Industry Co. Ltd., Class A (Information Technology)	3,246
480	Shenzhen Infogem Technologies Co. Ltd., Class A (Information Technology)*	3,875

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,892	Shenzhen Inovance Technology Co. Ltd., Class A (Industrials)	$19,930
1,170	Shenzhen Kaifa Technology Co. Ltd., Class A (Information Technology)	3,587
408	Shenzhen Kangtai Biological Products Co. Ltd., Class A (Health Care)	1,072
161	Shenzhen Kedali Industry Co. Ltd., Class A (Consumer Discretionary)	3,140
670	Shenzhen Kinwong Electronic Co. Ltd., Class A (Information Technology)	6,010
270	Shenzhen Longsys Electronics Co. Ltd., Class A (Information Technology)	3,619
384	Shenzhen Megmeet Electrical Co. Ltd., Class A (Industrials)	4,799
892	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	30,405
3,335	Shenzhen MTC Co. Ltd., Class A (Consumer Discretionary)	2,617
630	Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A (Health Care)	5,521
7,652	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Real Estate)*	2,417
900	Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A (Health Care)	6,362
161	Shenzhen SC New Energy Technology Corp., Class A (Information Technology)	2,232
900	Shenzhen SED Industry Co. Ltd., Class A (Industrials)	3,370
630	Shenzhen Sunlord Electronics Co. Ltd., Class A (Information Technology)	2,882
799	Shenzhen Transsion Holdings Co. Ltd., Class A (Information Technology)	10,097
958	Shenzhen Woer Heat-Shrinkable Material Co. Ltd., Class A (Industrials)	3,559
630	Shenzhen YUTO Packaging Technology Co. Ltd., Class A (Materials)	2,310
200	Shenzhen Zhaowei Machinery & Electronic Co. Ltd., Class A (Industrials)	3,435
9,757	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	76,909

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,260	Shijiazhuang Changshan BeiMing Technology Co. Ltd., Class A (Consumer Discretionary)*	$4,575
1,175	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A (Health Care)*	2,702
1,150	Siasun Robot & Automation Co. Ltd., Class A (Industrials)*	3,245
333	SICC Co. Ltd., Class A (Information Technology)*	3,015
180	Sichuan Biokin Pharmaceutical Co. Ltd., Class A (Health Care)*	8,453
3,335	Sichuan Changhong Electric Co. Ltd., Class A (Consumer Discretionary)	5,347
3,718	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	7,772
1,436	Sichuan Development Lomon Co. Ltd., Class A (Materials)	2,357
6,940	Sichuan Hebang Biotechnology Co. Ltd., Class A (Materials)	1,861
1,276	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	6,532
523	Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd., Class H (Health Care)*	30,471
5,115	Sichuan Road and Bridge Group Co. Ltd., Class A (Industrials)	6,219
161	Sichuan Swellfun Co. Ltd., Class A (Consumer Staples)	1,063
4,505	Silergy Corp. (Information Technology)	45,463
2,615	Sinolink Securities Co. Ltd., Class A (Financials)	3,785
1,983	Sinoma International Engineering Co., Class A (Industrials)	2,567
1,014	Sinoma Science & Technology Co. Ltd., Class A (Materials)	5,159
5,498	Sinomach Heavy Equipment Group Co. Ltd., Class A (Industrials)*	2,555
283	Sinomine Resource Group Co. Ltd., Class A (Materials)	1,646
16,764	Sinopec Engineering Group Co. Ltd., Class H (Industrials)	14,967
5,369	Sinopec Oilfield Service Corp., Class A (Energy)*	1,545
4,848	Sinopec Shanghai Petrochemical Co. Ltd., Class A (Materials)	1,947
45,750	Sinopec Shanghai Petrochemical Co. Ltd., Class H (Materials)	7,922
17,113	Sinopharm Group Co. Ltd., Class H (Health Care)	40,983

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
3,082	Sinotrans Ltd., Class A (Industrials)	$2,453
26,820	Sinotrans Ltd., Class H (Industrials)	15,791
8,410	Sinotruk Hong Kong Ltd. (Industrials)	24,467
900	Sinotruk Jinan Truck Co. Ltd., Class A (Industrials)	2,292
396	Skshu Paint Co. Ltd., Class A (Materials)	2,705
238	Skyverse Technology Co. Ltd., Class A (Information Technology)*	3,329
306	Smartsens Technology Shanghai Co. Ltd., Class A (Information Technology)	4,736
22,062	Smoore International Holdings Ltd. (Consumer Staples)(b)	53,515
2,119	Songcheng Performance Development Co. Ltd., Class A (Consumer Discretionary)	2,603
270	Sonoscape Medical Corp., Class A (Health Care)	1,252
3,704	SooChow Securities Co. Ltd., Class A (Financials)	5,252
5,225	Southwest Securities Co. Ltd., Class A (Financials)	3,580
2,300	SPIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	2,209
630	Spring Airlines Co. Ltd., Class A (Industrials)	4,719
228	StarPower Semiconductor Ltd., Class A (Information Technology)	3,494
900	State Grid Information & Communication Co. Ltd., Class A (Information Technology)	2,264
3,065	State Grid Yingda Co. Ltd., Class A (Industrials)	2,530
1,440	Sungrow Power Supply Co. Ltd., Class A (Industrials)	20,190
8,331	Sunny Optical Technology Group Co. Ltd. (Information Technology)	88,965
405	Sunresin New Materials Co. Ltd., Class A (Materials)	3,134
22,078	Sunshine Insurance Group Co. Ltd., Class H (Financials)	11,866
1,019	Sunwoda Electronic Co. Ltd., Class A (Industrials)	3,512
730	SUPCON Technology Co. Ltd., Class A (Information Technology)	5,329
192	Suzhou Centec Communications Co. Ltd., Class A (Information Technology)*	3,316

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,014	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A (Information Technology)	$9,399
207	Suzhou Maxwell Technologies Co. Ltd., Class A (Information Technology)	2,626
532	Suzhou TFC Optical Communication Co. Ltd., Class A (Information Technology)	14,828
201	Suzhou Zelgen Biopharmaceutical Co. Ltd., Class A (Health Care)*	2,879
5,288	TAL Education Group ADR (Consumer Discretionary)*	56,159
900	Talkweb Information System Co. Ltd., Class A (Communication Services)*	5,236
4,595	TangShan Port Group Co. Ltd., Class A (Industrials)	2,568
900	Tasly Pharmaceutical Group Co. Ltd., Class A (Health Care)	2,087
3,843	TBEA Co. Ltd., Class A (Industrials)	7,640
12,733	TCL Technology Group Corp., Class A (Information Technology)	8,295
3,206	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A (Information Technology)*	3,772
75,172	Tencent Holdings Ltd. (Communication Services)	5,751,791
7,107	Tencent Music Entertainment Group ADR (Communication Services)	174,264
161	Thunder Software Technology Co. Ltd., Class A (Information Technology)	1,786
3,065	Tian Di Science & Technology Co. Ltd., Class A (Industrials)	2,655
6,580	Tianfeng Securities Co. Ltd., Class A (Financials)*	5,395
450	Tianjin Pharmaceutical Da Re Tang Group Corp. Ltd., Class A (Health Care)	2,913
1,760	Tianma Microelectronics Co. Ltd., Class A (Information Technology)*	2,518
1,014	Tianqi Lithium Corp., Class A (Materials)*	6,258
1,885	Tianqi Lithium Corp., Class H (Materials)*	9,831
3,815	Tianshan Aluminum Group Co. Ltd., Class A (Materials)	5,404
3,065	TianShan Material Co. Ltd., Class A (Materials)*	2,810

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,345	Tianshui Huatian Technology Co. Ltd., Class A (Information Technology)	$3,898
24,228	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	34,279
1,170	Titan Wind Energy Suzhou Co. Ltd., Class A (Industrials)	1,119
15,350	Tongcheng Travel Holdings Ltd. (Consumer Discretionary)	43,200
900	TongFu Microelectronics Co. Ltd., Class A (Information Technology)	4,181
1,170	Tonghua Dongbao Pharmaceutical Co. Ltd., Class A (Health Care)	1,381
1,863	Tongkun Group Co. Ltd., Class A (Materials)	3,837
9,441	Tongling Nonferrous Metals Group Co. Ltd., Class A (Materials)	5,978
3,571	Tongwei Co. Ltd., Class A (Information Technology)*	11,045
194	Topchoice Medical Corp., Class A (Health Care)	1,284
28,595	Topsports International Holdings Ltd. (Consumer Discretionary)(b)	11,811
12,980	TravelSky Technology Ltd., Class H (Consumer Discretionary)	18,098
1,619	Trina Solar Co. Ltd., Class A (Information Technology)*	3,766
7,864	Trip.com Group Ltd. (Consumer Discretionary)	583,053
2,615	Tsinghua Tongfang Co. Ltd., Class A (Information Technology)*	3,007
413	Tsingtao Brewery Co. Ltd., Class A (Consumer Staples)	4,030
7,930	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	51,420
2,125	UBTech Robotics Corp. Ltd., Class H (Industrials)*	26,086
526	Unigroup Guoxin Microelectronics Co. Ltd., Class A (Information Technology)	6,024
16,783	Uni-President China Holdings Ltd. (Consumer Staples)	20,021
2,119	Unisplendour Corp. Ltd., Class A (Information Technology)	8,300
5,247	United Nova Technology Co. Ltd., Class A (Information Technology)*	4,346
758	Universal Scientific Industrial Shanghai Co. Ltd., Class A (Information Technology)	2,033
630	Venustech Group, Inc., Class A (Information Technology)*	1,507

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
381	Verisilicon Microelectronics Shanghai Co. Ltd., Class A (Information Technology)*	$8,184
630	Victory Giant Technology Huizhou Co. Ltd., Class A (Information Technology)	23,641
3,990	Vipshop Holdings Ltd. ADR (Consumer Discretionary)	66,793
1,143	Walvax Biotechnology Co. Ltd., Class A (Health Care)	2,028
1,620	Wanda Film Holding Co. Ltd., Class A (Communication Services)*	2,666
900	Wangfujing Group Co. Ltd., Class A (Consumer Discretionary)	1,854
1,893	Wangsu Science & Technology Co. Ltd., Class A (Information Technology)	3,232
2,000	Wanguo Gold Group Ltd. (Materials)(a)	7,717
2,400	Wanhua Chemical Group Co. Ltd., Class A (Materials)	23,115
53,104	Want Want China Holdings Ltd. (Consumer Staples)	36,784
963	Weibo Corp. ADR (Communication Services)	11,036
5,867	Weichai Power Co. Ltd., Class A (Industrials)	12,471
23,897	Weichai Power Co. Ltd., Class H (Industrials)	49,965
774	Weihai Guangwei Composites Co. Ltd., Class A (Materials)	3,473
5,600	Weilong Delicious Global Holdings Ltd. (Consumer Staples)	9,776
5,247	Wens Foodstuff Group Co. Ltd., Class A (Consumer Staples)	13,400
1,863	Western Mining Co. Ltd., Class A (Materials)	4,878
3,591	Western Securities Co. Ltd., Class A (Financials)	4,512
722	Western Superconducting Technologies Co. Ltd., Class A (Materials)	6,321
779	Wingtech Technology Co. Ltd., Class A (Information Technology)*	4,750
395	Winner Medical Co. Ltd., Class A (Health Care)	2,349
1,620	Winning Health Technology Group Co. Ltd., Class A (Health Care)	2,290
17,843	Wintime Energy Group Co. Ltd., Class A (Utilities)	3,632
1,149	Wolong Electric Group Co. Ltd., Class A (Industrials)	5,372

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
3,965	Wuchan Zhongda Group Co. Ltd., Class A (Consumer Discretionary)	$3,279
3,312	Wuhan Guide Infrared Co. Ltd., Class A (Information Technology)*	5,840
270	Wuhan Jingce Electronic Group Co. Ltd., Class A (Information Technology)*	2,672
2,997	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	54,501
1,611	WUS Printed Circuit Kunshan Co. Ltd., Class A (Information Technology)	15,559
1,748	WuXi AppTec Co. Ltd., Class A (Health Care)	25,351
4,360	WuXi AppTec Co. Ltd., Class H (Health Care)(b)	60,345
42,590	Wuxi Biologics Cayman, Inc. (Health Care)*(b)	181,377
1,175	Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Industrials)	5,858
3,539	WuXi XDC Cayman, Inc. (Health Care)*	25,694
8,158	XCMG Construction Machinery Co. Ltd., Class A (Industrials)	10,949
313	Xiamen Amoytop Biotech Co. Ltd., Class A (Health Care)	3,651
2,119	Xiamen C & D, Inc., Class A (Industrials)	3,463
161	Xiamen Faratronic Co. Ltd., Class A (Information Technology)	2,775
1,014	Xiamen Tungsten Co. Ltd., Class A (Materials)	4,382
1,620	Xiangcai Co. Ltd., Class A (Financials)*	2,920
900	Xiangtan Electric Manufacturing Co. Ltd., Class A (Industrials)*	2,172
216,320	Xiaomi Corp., Class B (Information Technology)*(b)	1,466,487
1,170	Xinfengming Group Co. Ltd., Class A (Materials)	2,518
1,209	Xinjiang Daqo New Energy Co. Ltd., Class A (Information Technology)*	5,464
61,384	Xinyi Solar Holdings Ltd. (Information Technology)(a)	26,535
17,450	XPeng, Inc., Class A (Consumer Discretionary)*	187,799
29,838	XtalPi Holdings Ltd. (Health Care)*	39,461
810	Xuji Electric Co. Ltd., Class A (Industrials)	2,652
13,923	Yadea Group Holdings Ltd. (Consumer Discretionary)(b)	24,164

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
507	Yangzhou Yangjie Electronic Technology Co. Ltd., Class A (Information Technology)	$4,854
3,385	Yankuang Energy Group Co. Ltd., Class A (Energy)	6,154
39,835	Yankuang Energy Group Co. Ltd., Class H (Energy)	46,243
507	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	3,377
662	Yealink Network Technology Corp. Ltd., Class A (Information Technology)	3,512
916	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples)	3,053
1,284	Yihai Kerry Arawana Holdings Co. Ltd., Class A (Consumer Staples)	6,068
7,300	Yonghui Superstores Co. Ltd., Class A (Consumer Staples)*	5,309
275	YongXing Special Materials Technology Co. Ltd., Class A (Materials)	1,357
2,482	Yonyou Network Technology Co. Ltd., Class A (Information Technology)*	5,739
3,695	Youngor Fashion Co. Ltd., Class A (Real Estate)	3,885
2,119	YTO Express Group Co. Ltd., Class A (Industrials)	5,043
22,010	Yuexiu Property Co. Ltd. (Real Estate)	13,947
2,460	YUNDA Holding Group Co., Ltd., Class A (Industrials)	2,760
2,460	Yunnan Aluminium Co. Ltd., Class A (Materials)	6,697
1,408	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	11,382
161	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A (Consumer Staples)	1,069
3,965	Yunnan Chihong Zinc&Germanium Co. Ltd., Class A (Materials)	3,368
1,530	Yunnan Copper Co. Ltd., Class A (Materials)	3,192
754	Yunnan Energy New Material Co. Ltd., Class A (Materials)*	3,419
1,175	Yunnan Tin Co. Ltd., Class A (Materials)	3,604
1,175	Yunnan Yuntianhua Co. Ltd., Class A (Materials)	4,489
1,620	Yutong Bus Co. Ltd., Class A (Industrials)	6,282
12,240	Zai Lab Ltd. (Health Care)*	40,225
1,014	Zangge Mining Co. Ltd., Class A (Materials)	7,675

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
455	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	$13,365
20,635	Zhaojin Mining Industry Co. Ltd., Class H (Materials)	63,791
3,564	Zhefu Holding Group Co. Ltd., Class A (Industrials)	1,786
96	Zhejiang Cfmoto Power Co. Ltd., Class A (Consumer Discretionary)	3,594
3,965	Zhejiang China Commodities City Group Co. Ltd., Class A (Consumer Discretionary)	12,525
1,736	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	6,680
1,080	Zhejiang Crystal-Optech Co. Ltd., Class A (Information Technology)	4,218
2,124	Zhejiang Dahua Technology Co. Ltd., Class A (Information Technology)	5,791
434	Zhejiang Dingli Machinery Co. Ltd., Class A (Industrials)	3,312
17,738	Zhejiang Expressway Co. Ltd., Class H (Industrials)	15,631
1,170	Zhejiang Hailiang Co. Ltd., Class A (Materials)	1,976
1,014	Zhejiang Huahai Pharmaceutical Co. Ltd., Class A (Health Care)	3,441
1,027	Zhejiang Huayou Cobalt Co. Ltd., Class A (Industrials)	6,928
1,014	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A (Information Technology)	4,295
2,615	Zhejiang Jinke Tom Culture Industry Co. Ltd., Class A (Communication Services)*	2,100
720	Zhejiang JIULI Hi-tech Metals Co. Ltd., Class A (Materials)	2,276
2,119	Zhejiang Juhua Co. Ltd., Class A (Materials)	11,510
7,506	Zhejiang Leapmotor Technology Co. Ltd., Class H (Consumer Discretionary)*(b)	62,294
2,345	Zhejiang Longsheng Group Co. Ltd., Class A (Materials)	3,477
2,135	Zhejiang NHU Co. Ltd., Class A (Materials)	7,464
2,714	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Industrials)	12,147
450	Zhejiang Sanmei Chemical Industry Co. Ltd., Class A (Materials)	3,886
630	Zhejiang Shuanghuan Driveline Co. Ltd., Class A (Consumer Discretionary)	3,296

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
161	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	$1,162
1,620	Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A (Consumer Discretionary)	4,292
1,006	Zhejiang Weiming Environment Protection Co. Ltd., Class A (Industrials)	2,722
1,175	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Industrials)	1,778
7,210	Zhejiang Zheneng Electric Power Co. Ltd., Class A (Utilities)	5,142
3,326	Zheshang Securities Co. Ltd., Class A (Financials)	5,641
13,249	ZhongAn Online P&C Insurance Co. Ltd., Class H (Financials)*(a)(b)	33,514
642	Zhongfu Shenying Carbon Fiber Co. Ltd., Class A (Materials)*	2,343
891	Zhongji Innolight Co. Ltd., Class A (Information Technology)	44,397
3,695	Zhongjin Gold Corp. Ltd., Class A (Materials)	8,285
8,467	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	17,453
4,848	Zhongtai Securities Co. Ltd., Class A (Financials)	4,907
774	Zhuhai CosMX Battery Co. Ltd., Class A (Industrials)	2,472
1,620	Zhuhai Huafa Properties Co. Ltd., Class A (Real Estate)	1,196
523	Zhuzhou CRRC Times Electric Co. Ltd., Class A (Industrials)	3,555
5,304	Zhuzhou CRRC Times Electric Co. Ltd., Class H (Industrials)	27,038
2,119	Zhuzhou Kibing Group Co. Ltd., Class A (Industrials)	1,889
16,102	Zijin Mining Group Co. Ltd., Class A (Materials)	52,175
69,986	Zijin Mining Group Co. Ltd., Class H (Materials)	229,640
6,698	ZJLD Group, Inc. (Consumer Staples)(b)	8,721
900	ZMJ Group Co. Ltd., Class A (Industrials)	2,584
3,215	ZMJ Group Co. Ltd., Class H (Industrials)(a)	7,464
6,344	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)	6,546
18,468	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (Industrials)	15,280
3,308	ZTE Corp., Class A (Information Technology)	21,103

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
9,733	ZTE Corp., Class H (Information Technology)(a)	$43,722
5,173	ZTO Express Cayman, Inc. (Industrials)	93,296

		36,420,787

Colombia – 0.1%
58,607	Ecopetrol SA (Energy)	27,561
3,883	Grupo Argos SA (Materials)	16,695
2,951	Grupo Cibest SA (Financials)	43,321
1,487	Grupo de Inversiones Suramericana SA (Financials)	17,153
32,689	Grupo Energia Bogota SA ESP (Utilities)	23,994
5,455	Interconexion Electrica SA ESP (Utilities)	29,589

		158,313

Cyprus – 0.0%
4,029	Bank of Cyprus Holdings PLC (Financials)	36,313

Czech Republic – 0.1%
2,046	CEZ AS (Utilities)	128,024
945	Komercni Banka AS (Financials)	46,192

		174,216

Egypt – 0.1%
30,348	Commercial International Bank - Egypt (CIB) (Financials)	60,690
16,523	Eastern Co. SAE (Consumer Staples)	13,165
13,172	EFG Holding S.A.E. (Financials)*	7,076
15,062	Fawry for Banking & Payment Technology Services SAE (Financials)*	4,279
11,930	Talaat Moustafa Group (Real Estate)	13,622

		98,832

Greece – 0.6%
25,019	Alpha Bank SA (Financials)	99,188
944	Athens International Airport SA (Industrials)	11,735
29,637	Eurobank Ergasias Services and Holdings SA (Financials)	108,927
2,384	Hellenic Telecommunications Organization SA (Communication Services)	44,369
1,442	JUMBO SA (Consumer Discretionary)	51,446
785	Motor Oil Hellas Corinth Refineries SA (Energy)	23,136
10,584	National Bank of Greece SA (Financials)	146,557
2,491	OPAP SA (Consumer Discretionary)	55,894

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Greece – (continued)
12,552	Piraeus Financial Holdings SA (Financials)*	$97,115
2,288	Public Power Corp. SA (Utilities)	38,243

		676,610

Hong Kong – 0.2%
6,000	Guming Holdings Ltd. (Consumer Discretionary)*(a)	17,425
30,000	Guotai Junan International Holdings Ltd. (Financials)(a)	22,704
77,124	J&T Global Express Ltd. (Industrials)*	102,887
1,784	Orient Overseas International Ltd. (Industrials)	31,191

		174,207

Hungary – 0.3%
4,686	MOL Hungarian Oil & Gas PLC (Energy)	40,275
2,773	OTP Bank Nyrt (Financials)	241,523
1,786	Richter Gedeon Nyrt (Health Care)	54,100

		335,898

India – 16.6%
2,988	360 ONE WAM Ltd. (Financials)	34,482
656	ABB India Ltd. (Industrials)	37,171
922	ACC Ltd. (Materials)	18,830
4,110	Adani Energy Solutions Ltd. (Utilities)*	35,599
2,708	Adani Enterprises Ltd. (Industrials)	68,901
3,604	Adani Green Energy Ltd. (Utilities)*	37,317
7,184	Adani Ports & Special Economic Zone Ltd. (Industrials)	106,901
9,954	Adani Power Ltd. (Utilities)*	67,770
2,669	Adani Total Gas Ltd. (Utilities)	17,882
8,799	Aditya Birla Capital Ltd. (Financials)*	27,712
418	Alkem Laboratories Ltd. (Health Care)	25,128
7,792	Ambuja Cements Ltd. (Materials)	49,743
2,060	APL Apollo Tubes Ltd. (Materials)	37,470
1,208	Apollo Hospitals Enterprise Ltd. (Health Care)	104,200
34,412	Ashok Leyland Ltd. (Industrials)	49,529
4,114	Asian Paints Ltd. (Materials)	117,447
1,526	Astral Ltd. (Industrials)	23,521
5,934	AU Small Finance Bank Ltd. (Financials)(b)	48,297
3,395	Aurobindo Pharma Ltd. (Health
	Care)	39,556

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
1,796	Avenue Supermarts Ltd. (Consumer Staples)*(b)	$96,812
4,473	AWL Agri Business Ltd. (Consumer Staples)*	12,751
29,048	Axis Bank Ltd. (Financials)	344,138
830	Bajaj Auto Ltd. (Consumer Discretionary)	81,205
33,069	Bajaj Finance Ltd. (Financials)	329,048
4,859	Bajaj Finserv Ltd. (Financials)	105,388
344	Bajaj Holdings & Investment Ltd. (Financials)	49,793
910	Balkrishna Industries Ltd. (Consumer Discretionary)	23,615
10,269	Bandhan Bank Ltd. (Financials)(b)	18,833
13,752	Bank of Baroda (Financials)	36,293
11,709	Bank of India (Financials)	14,638
12,966	Bank of Maharashtra (Financials)	7,635
2,464	Berger Paints India Ltd. (Materials)	14,886
1,181	Bharat Dynamics Ltd. (Industrials)	19,219
45,288	Bharat Electronics Ltd. (Industrials)	189,626
3,276	Bharat Forge Ltd. (Consumer Discretionary)	41,095
13,285	Bharat Heavy Electricals Ltd. (Industrials)	31,323
24,559	Bharat Petroleum Corp. Ltd. (Energy)	85,795
30,265	Bharti Airtel Ltd. (Communication Services)	647,954
957	Bharti Hexacom Ltd. (Communication Services)	19,243
6,716	Biocon Ltd. (Health Care)	26,518
108	Bosch Ltd. (Consumer Discretionary)	48,918
1,336	Britannia Industries Ltd. (Consumer Staples)	88,195
2,535	BSE Ltd. (Financials)	60,232
23,328	Canara Bank (Financials)	27,455
8,629	CG Power & Industrial Solutions Ltd. (Industrials)	67,909
5,279	Cholamandalam Investment and Finance Co. Ltd. (Financials)	85,010
6,759	Cipla Ltd. (Health Care)	121,768
20,960	Coal India Ltd. (Energy)	89,045
1,045	Cochin Shipyard Ltd. (Industrials)(b)	19,049
3,995	Coforge Ltd. (Information Technology)	78,081
1,711	Colgate-Palmolive India Ltd. (Consumer Staples)	45,223
3,482	Container Corp. Of India Ltd. (Industrials)	20,814
1,541	Coromandel International Ltd. (Materials)	40,333

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
1,748	Cummins India Ltd. (Industrials)	$75,810
6,457	Dabur India Ltd. (Consumer Staples)	38,139
898	Dalmia Bharat Ltd. (Materials)	24,444
714	Deepak Nitrite Ltd. (Materials)	14,470
4,967	Delhivery Ltd. (Industrials)*	26,351
1,400	Divi’s Laboratories Ltd. (Health Care)	97,300
431	Dixon Technologies India Ltd. (Consumer Discretionary)	81,536
7,669	DLF Ltd. (Real Estate)	64,244
7,058	Dr Reddy’s Laboratories Ltd. (Health Care)	100,810
1,668	Eicher Motors Ltd. (Consumer Discretionary)	115,387
11,248	Embassy Office Parks REIT (Real Estate)	49,451
60,012	Eternal Ltd. (Consumer Discretionary)*	213,558
5,364	Exide Industries Ltd. (Consumer Discretionary)	24,092
22,476	Federal Bank Ltd. (Financials)	48,841
801	Fertilisers & Chemicals Travancore Ltd. (Materials)	8,397
5,945	Fortis Healthcare Ltd. (Health Care)	61,422
12,706	FSN E-Commerce Ventures Ltd. (Consumer Discretionary)*	33,146
29,881	GAIL India Ltd. (Utilities)	58,618
1,554	GE Vernova T&D India Ltd. (Industrials)	48,954
1,728	General Insurance Corp. of India (Financials)(b)	7,123
828	Gland Pharma Ltd. (Health Care)(b)	17,565
507	GlaxoSmithKline Pharmaceuticals Ltd. (Health Care)	16,005
1,756	Glenmark Pharmaceuticals Ltd. (Health Care)	38,293
31,889	GMR Airports Ltd. (Industrials)*	31,111
4,659	Godrej Consumer Products Ltd. (Consumer Staples)	65,621
1,863	Godrej Properties Ltd. (Real Estate)*	41,129
4,182	Grasim Industries Ltd. (Materials)	131,570
440	Gujarat Fluorochemicals Ltd. (Materials)	17,027
2,430	Gujarat Gas Ltd. (Utilities)	11,553
2,588	Havells India Ltd. (Industrials)	44,753
11,644	HCL Technologies Ltd. (Information Technology)	192,010
1,230	HDFC Asset Management Co. Ltd. (Financials)(b)	76,165
142,438	HDFC Bank Ltd. (Financials)	1,536,377

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
12,425	HDFC Life Insurance Co. Ltd. (Financials)(b)	$108,732
1,511	Hero MotoCorp Ltd. (Consumer Discretionary)	87,137
1,202	Hexaware Technologies Ltd. (Information Technology)	10,324
17,141	Hindalco Industries Ltd. (Materials)	136,771
2,191	Hindustan Aeronautics Ltd. (Industrials)	107,599
12,026	Hindustan Petroleum Corp. Ltd. (Energy)	51,240
9,471	Hindustan Unilever Ltd. (Consumer Staples)	285,537
3,509	Hindustan Zinc Ltd. (Materials)	16,675
162	Hitachi Energy India Ltd. (Industrials)	35,091
27	Honeywell Automation India Ltd. (Information Technology)	11,856
4,350	Housing & Urban Development Corp. Ltd. (Financials)	10,083
1,760	Hyundai Motor India Ltd. (Consumer Discretionary)	49,084
66,290	ICICI Bank Ltd. (Financials)	1,050,293
3,033	ICICI Lombard General Insurance Co. Ltd. (Financials)(b)	63,243
4,925	ICICI Prudential Life Insurance Co. Ltd. (Financials)(b)	33,486
67,080	IDFC First Bank Ltd. (Financials)	51,696
3,214	Indian Bank (Financials)	23,793
10,768	Indian Hotels Co. Ltd. (Consumer Discretionary)	92,572
35,972	Indian Oil Corp. Ltd. (Energy)	55,705
2,794	Indian Railway Catering & Tourism Corp. Ltd. (Industrials)	21,914
22,075	Indian Railway Finance Corp. Ltd. (Financials)(b)	29,553
9,176	Indian Renewable Energy Development Agency Ltd. (Financials)*	14,613
7,207	Indraprastha Gas Ltd. (Utilities)	16,889
15,813	Indus Towers Ltd. (Communication Services)*	60,690
7,139	IndusInd Bank Ltd. (Financials)*	59,840
4,003	Info Edge India Ltd. (Communication Services)	61,622
40,489	Infosys Ltd. (Information Technology)	674,456
2,327	InterGlobe Aviation Ltd. (Industrials)(b)	148,921
38,083	ITC Ltd. (Consumer Staples)	176,875
4,452	Jindal Stainless Ltd. (Materials)	38,501
4,895	Jindal Steel Ltd. (Materials)	52,477
37,085	Jio Financial Services Ltd. (Financials)	131,024

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
445	JK Cement Ltd. (Materials)	$35,038
4,914	JSW Energy Ltd. (Utilities)	27,207
3,241	JSW Infrastructure Ltd. (Industrials)	10,874
10,206	JSW Steel Ltd. (Materials)	118,761
4,906	Jubilant Foodworks Ltd. (Consumer Discretionary)	34,909
4,736	Kalyan Jewellers India Ltd. (Consumer Discretionary)*	27,064
13,866	Kotak Mahindra Bank Ltd. (Financials)	308,100
1,918	KPIT Technologies Ltd. (Information Technology)	25,882
9,370	L&T Finance Ltd. (Financials)	23,064
255	L&T Technology Services Ltd. (Industrials)(b)	12,208
8,465	Larsen & Toubro Ltd. (Industrials)	345,515
2,849	Life Insurance Corp. of India (Financials)	27,519
252	Linde India Ltd. (Materials)	18,220
1,222	Lloyds Metals & Energy Ltd. (Materials)	17,851
3,493	Lodha Developers Ltd. (Real Estate)(b)	47,206
903	LTIMindtree Ltd. (Information Technology)(b)	52,543
2,983	Lupin Ltd. (Health Care)	64,070
6,355	Mahindra & Mahindra Financial Services Ltd. (Financials)	18,293
11,184	Mahindra & Mahindra Ltd. (Consumer Discretionary)	405,599
875	MakeMyTrip Ltd. (Consumer Discretionary)*	86,406
1,393	Mankind Pharma Ltd. (Health Care)	39,022
5,962	Marico Ltd. (Consumer Staples)	49,052
1,460	Maruti Suzuki India Ltd. (Consumer Discretionary)	244,775
2,822	Max Financial Services Ltd. (Financials)*	51,250
9,386	Max Healthcare Institute Ltd. (Health Care)	122,805
822	Mazagon Dock Shipbuilders Ltd. (Industrials)	24,254
1,807	Motilal Oswal Financial Services Ltd. (Financials)	17,559
1,278	Mphasis Ltd. (Information Technology)	40,387
28	MRF Ltd. (Consumer Discretionary)	44,736
1,371	Muthoot Finance Ltd. (Financials)	40,992
8,098	Nestle India Ltd. (Consumer Staples)	106,128
35,427	NHPC Ltd. (Utilities)	31,013
2,154	Nippon Life India Asset Management Ltd. (Financials)(b)	19,160

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
37,509	NMDC Ltd. (Materials)	$29,251
9,202	NTPC Green Energy Ltd. (Utilities)*	10,738
55,112	NTPC Ltd. (Utilities)	204,617
1,509	Oberoi Realty Ltd. (Real Estate)	27,552
34,283	Oil & Natural Gas Corp. Ltd. (Energy)	90,818
7,592	Oil India Ltd. (Energy)	33,587
3,811	One 97 Communications Ltd. (Financials)*	52,139
298	Oracle Financial Services Software Ltd. (Information Technology)	28,014
65	Page Industries Ltd. (Consumer Discretionary)	32,665
1,041	Patanjali Foods Ltd. (Consumer Staples)	20,975
4,238	PB Fintech Ltd. (Financials)*	85,064
1,252	Persistent Systems Ltd. (Information Technology)	75,292
9,288	Petronet LNG Ltd. (Energy)	28,373
2,417	Phoenix Mills Ltd. (The) (Real Estate)*	41,182
907	PI Industries Ltd. (Materials)	37,985
1,696	Pidilite Industries Ltd. (Materials)	58,639
562	Polycab India Ltd. (Industrials)	45,171
17,972	Power Finance Corp. Ltd. (Financials)	77,349
57,386	Power Grid Corp. of India Ltd. (Utilities)	179,040
573	Premier Energies Ltd. (Information Technology)(b)	6,457
2,147	Prestige Estates Projects Ltd. (Real Estate)	38,008
120	Procter & Gamble Hygiene & Health Care Ltd. (Consumer Staples)	17,799
28,698	Punjab National Bank (Financials)	32,815
5,643	Rail Vikas Nigam Ltd. (Industrials)	19,355
15,434	REC Ltd. (Financials)	61,230
74,869	Reliance Industries Ltd. (Energy)	1,151,764
56,356	Samvardhana Motherson International Ltd. (Consumer Discretionary)	59,248
3,050	SBI Cards & Payment Services Ltd. (Financials)	27,778
5,659	SBI Life Insurance Co. Ltd. (Financials)(b)	115,812
555	Schaeffler India Ltd. (Industrials)	24,329
105	Shree Cement Ltd. (Materials)	34,842
17,784	Shriram Finance Ltd. (Financials)	116,967
1,102	Siemens Ltd. (Industrials)	38,269

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
9,173	SJVN Ltd. (Utilities)	$9,738
309	Solar Industries India Ltd. (Materials)	48,317
5,554	Sona Blw Precision Forgings Ltd. (Consumer Discretionary)(b)	27,892
1,675	SRF Ltd. (Materials)	53,852
22,633	State Bank of India (Financials)	205,875
13,267	Steel Authority of India Ltd. (Materials)	17,844
12,777	Sun Pharmaceutical Industries Ltd. (Health Care)	230,925
825	Sundaram Finance Ltd. (Financials)	42,022
726	Supreme Industries Ltd. (Materials)	36,794
139,438	Suzlon Energy Ltd. (Industrials)*	89,188
4,932	Swiggy Ltd. (Consumer Discretionary)*	22,907
1,433	Tata Communications Ltd. (Communication Services)	25,154
10,768	Tata Consultancy Services Ltd. (Information Technology)	376,500
7,384	Tata Consumer Products Ltd. (Consumer Staples)	89,171
416	Tata Elxsi Ltd. (Information Technology)	24,680
24,978	Tata Motors Ltd. (Consumer Discretionary)	189,409
20,205	Tata Power Co. Ltd. (The) (Utilities)	85,688
93,700	Tata Steel Ltd. (Materials)	164,070
2,117	Tata Technologies Ltd. (Information Technology)	15,771
6,651	Tech Mahindra Ltd. (Information Technology)	111,680
391	Thermax Ltd. (Industrials)	14,216
4,478	Titan Co. Ltd. (Consumer Discretionary)	184,189
1,290	Torrent Pharmaceuticals Ltd. (Health Care)	52,051
2,369	Torrent Power Ltd. (Utilities)	32,956
2,299	Trent Ltd. (Consumer Discretionary)	138,060
1,297	Tube Investments of India Ltd. (Consumer Discretionary)	43,540
2,906	TVS Motor Co. Ltd. (Consumer Discretionary)	107,929
1,446	UltraTech Cement Ltd. (Materials)	207,173
19,711	Union Bank of India Ltd. (Financials)	27,888
891	United Breweries Ltd. (Consumer Staples)	18,685
3,682	United Spirits Ltd. (Consumer Staples)	54,715
2,305	UNO Minda Ltd. (Consumer Discretionary)	33,416

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
6,855	UPL Ltd. (Materials)	$55,614
16,962	Varun Beverages Ltd. (Consumer Staples)	93,661
17,145	Vedanta Ltd. (Materials)	81,748
9,444	Vishal Mega Mart Ltd. (Consumer Discretionary)*	15,994
321,959	Vodafone Idea Ltd. (Communication Services)*	23,684
2,964	Voltas Ltd. (Industrials)	46,162
32,119	Wipro Ltd. (Information Technology)	90,802
204,131	Yes Bank Ltd. (Financials)*	44,194
2,742	Zydus Lifesciences Ltd. (Health Care)	30,491

		19,820,091

Indonesia – 1.3%
90,407	Alamtri Minerals Indonesia Tbk PT (Materials)	5,510
136,824	Alamtri Resources Indonesia Tbk PT (Energy)	14,562
154,805	Amman Mineral Internasional PT (Materials)*	73,694
105,700	Aneka Tambang Tbk (Materials)	19,486
249,824	Astra International Tbk PT (Industrials)	83,325
657,025	Bank Central Asia Tbk PT (Financials)	321,739
460,846	Bank Mandiri Persero Tbk PT (Financials)	132,189
186,322	Bank Negara Indonesia Persero Tbk PT (Financials)	49,490
891,084	Bank Rakyat Indonesia Persero Tbk PT (Financials)	218,853
337,412	Barito Pacific Tbk PT (Materials)*	44,811
66,831	Barito Renewables Energy Tbk PT (Utilities)	36,577
88,323	Chandra Asri Pacific Tbk PT (Materials)	44,188
93,707	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)	24,265
20,098	Dian Swastatika Sentosa Tbk PT (Energy)*	120,905
10,807,706	GoTo Gojek Tokopedia Tbk PT (Consumer Discretionary)*	38,014
29,159	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	15,870
56,294	Indofood Sukses Makmur Tbk PT (Consumer Staples)	25,433
73,539	Indosat Tbk PT (Communication Services)	9,008
256,524	Kalbe Farma Tbk PT (Health Care)	18,901
21,456	Pantai Indah Kapuk Dua Tbk PT (Real Estate)	19,778
215,380	Petrindo Jaya Kreasi Tbk PT (Energy)	20,376

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Indonesia – (continued)
242,230	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	$32,317
601,857	Telkom Indonesia Persero Tbk PT (Communication Services)	114,240
79,997	Unilever Indonesia Tbk PT (Consumer Staples)	8,247
17,995	United Tractors Tbk PT (Energy)	26,627

		1,518,405

Kazakhstan – %
1,389	Solidcore Resources PLC (Materials)*(c)	—

Kuwait – 0.8%
16,628	Agility Public Warehousing Co. KSC (Industrials)	7,458
13,841	Al Ahli Bank of Kuwait KSCP (Financials)	13,141
17,913	Boubyan Bank KSCP (Financials)	40,523
17,261	Burgan Bank SAK (Financials)	13,732
31,185	Gulf Bank KSCP (Financials)	34,815
158,913	Kuwait Finance House KSCP (Financials)	401,119
9,127	Mabanee Co KPSC (Real Estate)	28,626
26,962	Mobile Telecommunications Co. KSCP (Communication Services)	45,194
103,134	National Bank of Kuwait SAKP (Financials)	344,737
32,789	Warba Bank KSCP (Financials)*	30,164

		959,509

Luxembourg – 0.0%
1,739	Reinet Investments SCA (Financials)	52,626

Mexico – 1.8%
202,536	America Movil SAB de CV, Series B (Communication Services)	201,835
5,709	Arca Continental SAB de CV (Consumer Staples)	58,295
22,572	Becle SAB de CV (Consumer Staples)	26,465
191,696	Cemex SAB de CV, Series CPO (Materials)	173,657
6,457	Coca-Cola Femsa SAB de CV (Consumer Staples)	54,878
2,537	El Puerto de Liverpool SAB de CV (Consumer Discretionary)	12,592
36,896	Fibra Uno Administracion SA de CV REIT (Real Estate)	51,927
23,571	Fomento Economico Mexicano SAB de CV (Consumer Staples)	204,389

Shares	Description	Value

Common Stocks – (continued)

Mexico – (continued)
2,241	Gruma SAB de CV, Class B (Consumer Staples)	$38,567
3,400	Grupo Aeroportuario del Centro Norte SAB de CV (Industrials)	43,531
4,803	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Industrials)	115,631
2,254	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)	73,625
15,851	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	49,352
6,287	Grupo Carso SAB de CV, Series A1 (Industrials)	41,699
6,004	Grupo Comercial Chedraui SA de CV (Consumer Staples)	48,590
36,557	Grupo Financiero Banorte SAB de CV, Class O (Financials)	334,698
24,129	Grupo Financiero Inbursa SAB de CV, Class O (Financials)	63,660
39,624	Grupo Mexico SAB de CV, Series B (Materials)	260,023
2,335	Industrias Penoles SAB de CV (Materials)*	76,205
20,582	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	38,692
13,325	Prologis Property Mexico SA de CV REIT (Real Estate)	49,192
63,159	Wal-Mart de Mexico SAB de CV (Consumer Staples)	188,754

		2,206,257

Netherlands – %
1,289	Nebius Group NV, Class A (Information Technology)*(c)	—

Philippines – 0.4%
3,235	Ayala Corp. (Industrials)	30,853
72,836	Ayala Land, Inc. (Real Estate)	35,688
27,068	Bank of the Philippine Islands (Financials)	53,525
26,300	BDO Unibank, Inc. (Financials)	62,223
455	Globe Telecom, Inc. (Communication Services)	11,999
10,056	International Container Terminal Services, Inc. (Industrials)	84,995
5,737	Jollibee Foods Corp. (Consumer Discretionary)	23,291
3,807	Manila Electric Co. (Utilities)	35,642
23,105	Metropolitan Bank & Trust Co. (Financials)	28,303
1,169	PLDT, Inc. (Communication Services)	23,709
6,234	SM Investments Corp. (Industrials)	82,364

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Philippines – (continued)
110,787	SM Prime Holdings, Inc. (Real Estate)	$44,784

		517,376

Qatar – 0.7%
88,681	Al Rayan Bank (Financials)	58,577
43,287	Commercial Bank PSQC (The) (Financials)	55,877
21,614	Dukhan Bank (Financials)	21,762
24,589	Industries Qatar QSC (Industrials)	86,781
67,140	Mesaieed Petrochemical Holding Co. (Materials)	25,078
8,656	Ooredoo QPSC (Communication Services)	30,621
6,027	Qatar Electricity & Water Co. QSC (Utilities)	26,154
7,253	Qatar Fuel QSC (Energy)	29,821
34,781	Qatar Gas Transport Co. Ltd. (Energy)	45,184
12,326	Qatar International Islamic Bank QSC (Financials)	38,254
20,803	Qatar Islamic Bank (Financials)	139,982
56,408	Qatar National Bank QPSC (Financials)	294,356

		852,447

Russia – 0.0%
12,708	Alrosa PJSC (Materials)(c)	—
801	Gazprom Neft PJSC (Energy)(c)	—
49,291	Gazprom PJSC (Energy)*(c)	—
26,300	GMK Norilskiy Nickel PAO (Materials)*(c)	—
1,413	LUKOIL PJSC (Energy)*(c)	—
4,560	Mobile TeleSystems PJSC (Communication Services)*(c)	—
3,099	Novatek PJSC (Energy)(c)	—
5,287	Novolipetsk Steel PJSC (Materials)*(c)	—
780	PIK-Spetsializirovannyy Zastroyshchik PAO (Consumer Discretionary)*(c)	—
1,280	Polyus PJSC (Materials)*(c)	—
5,078	Rosneft Oil Co. PJSC (Energy)*(c)	—
44,370	Sberbank of Russia PJSC (Financials)*(c)	—
969	Severstal PAO (Materials)(c)	—
146,300	Surgutneftegas PJSC (Energy)*(c)	—
6,047	Tatneft PJSC (Energy)(c)	—
6,503	United Co RUSAL International PJSC (Materials)*(c)	—

		—

Saudi Arabia – 3.2%
1,753	ACWA Power Co. (Utilities)*	99,278
4,905	Ades Holding Co. (Energy)	19,530

Shares	Description	Value

Common Stocks – (continued)

Saudi Arabia – (continued)
1,791	Advanced Petrochemical Co. (Materials)*	$16,706
24,623	Al Rajhi Bank (Financials)	618,167
629	Al Rajhi Co. for Co-operative Insurance (Financials)*	19,563
15,533	Alinma Bank (Financials)	104,321
5,858	Almarai Co. JSC (Consumer Staples)	74,283
10,991	Arab National Bank (Financials)	68,837
326	Arabian Internet & Co.mmunications Services Co. (Information Technology)	20,982
9,102	Bank AlBilad (Financials)	63,410
8,073	Bank Al-Jazira (Financials)*	26,120
15,171	Banque Saudi Fransi (Financials)	65,581
952	Bupa Arabia for Cooperative Insurance Co. (Financials)	37,119
910	Co. for Cooperative Insurance (The) (Financials)	28,424
6,752	Dar Al Arkan Real Estate Development Co. (Real Estate)*	33,686
1,047	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care)	67,248
327	Elm Co. (Information Technology)	74,730
4,672	Etihad Etisalat Co. (Communication Services)	79,626
7,332	Jabal Omar Development Co. (Consumer Discretionary)*	37,420
7,556	Jarir Marketing Co. (Consumer Discretionary)	25,675
1,243	Makkah Construction & Development Co. (Real Estate)	24,895
412	MBC Group CJSC (Communication Services)*	3,266
1,245	Mouwasat Medical Services Co. (Health Care)	24,023
511	Nahdi Medical Co. (Consumer Staples)	15,743
5,910	Rabigh Refining & Petrochemical Co. (Energy)*	11,640
18,640	Riyad Bank (Financials)	128,963
713	Riyadh Cables Group Co. (Industrials)	24,513
2,888	SABIC Agri-Nutrients Co. (Materials)	93,439
4,771	Sahara International Petrochemical Co. (Materials)	25,621
422	SAL Saudi Logistics Services (Industrials)	19,119
17,693	Saudi Arabian Mining Co. (Materials)*	246,142
72,357	Saudi Arabian Oil Co. (Energy)(b)	457,028
685	Saudi Aramco Base Oil Co. (Materials)	15,755

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Saudi Arabia – (continued)
12,697	Saudi Awwal Bank (Financials)	$102,058
11,412	Saudi Basic Industries Corp. (Materials)	185,526
9,973	Saudi Electricity Co. (Utilities)	38,619
4,415	Saudi Industrial Investment Group (Materials)*	22,592
7,814	Saudi Investment Bank (The) (Financials)	28,280
9,378	Saudi Kayan Petrochemical Co. (Materials)*	12,797
36,935	Saudi National Bank (The) (Financials)	342,753
414	Saudi Research & Media Group (Communication Services)*	19,143
614	Saudi Tadawul Group Holding Co. (Financials)	27,884
24,089	Saudi Telecom Co. (Communication Services)	269,639
1,890	Savola Group (The) (Consumer Staples)*	12,139
8,180	Umm Al Qura for Development & Construction Co. (Real Estate)*	50,141
3,540	Yanbu National Petrochemical Co. (Materials)	31,002

		3,813,426

South Africa – 3.0%
10,547	Absa Group Ltd. (Financials)	112,541
4,613	Aspen Pharmacare Holdings Ltd. (Health Care)	27,602
4,254	Bid Corp. Ltd. (Consumer Staples)	110,898
4,359	Bidvest Group Ltd. (Industrials)	58,362
1,093	Capitec Bank Holdings Ltd. (Financials)	220,448
2,943	Clicks Group Ltd. (Consumer Staples)	62,061
6,820	Discovery Ltd. (Financials)	83,642
2,985	Exxaro Resources Ltd. (Energy)	32,511
63,447	FirstRand Ltd. (Financials)	266,823
11,173	Gold Fields Ltd. (Materials)	366,067
6,936	Harmony Gold Mining Co. Ltd. (Materials)	92,183
11,185	Impala Platinum Holdings Ltd. (Materials)*	100,802
2,849	Investec Ltd. (Financials)	21,027
776	Kumba Iron Ore Ltd. (Materials)(a)	14,188
3,248	Mr Price Group Ltd. (Consumer Discretionary)	38,083
20,675	MTN Group Ltd. (Communication Services)	175,040
3,975	MultiChoice Group (Communication Services)*	27,565
1,988	Naspers Ltd., Class N (Consumer Discretionary)	652,639
5,390	Nedbank Group Ltd. (Financials)(a)	68,974

Shares	Description	Value

Common Stocks – (continued)

South Africa – (continued)
4,226	Northam Platinum Holdings Ltd. (Materials)	$47,135
58,587	Old Mutual Ltd. (Financials)	46,025
10,901	OUTsurance Group Ltd. (Financials)	46,798
29,331	Pepkor Holdings Ltd. (Consumer Discretionary)(b)	42,106
6,518	Remgro Ltd. (Financials)	62,455
22,212	Sanlam Ltd. (Financials)	114,489
7,538	Sasol Ltd. (Materials)*	50,791
6,011	Shoprite Holdings Ltd. (Consumer Staples)	89,324
35,956	Sibanye Stillwater Ltd. (Materials)*	67,751
16,690	Standard Bank Group Ltd. (Financials)	234,742
2,633	Valterra Platinum Ltd. (Materials)	120,231
7,611	Vodacom Group Ltd. (Communication Services)	61,155
11,511	Woolworths Holdings Ltd. (Consumer Discretionary)	33,791

		3,548,249

South Korea – 10.6%
475	Alteogen, Inc. (Health Care)*(a)	149,820
375	Amorepacific Corp. (Consumer Staples)	32,449
361	Amorepacific Holdings Corp. (Consumer Staples)	7,063
302	APR Corp. (Consumer Staples)*	49,311
95	BGF retail Co. Ltd. (Consumer Staples)	8,015
3,467	BNK Financial Group, Inc. (Financials)	35,911
253	Celltrion Pharm, Inc. (Health Care)*	9,408
1,902	Celltrion, Inc. (Health Care)	229,293
922	Cheil Worldwide, Inc. (Communication Services)	13,131
96	CJ CheilJedang Corp. (Consumer Staples)	15,813
183	CJ Corp. (Industrials)	21,048
95	CJ Logistics Corp. (Industrials)	5,706
690	Coway Co. Ltd. (Consumer Discretionary)	51,716
499	DB HiTek Co. Ltd. (Information Technology)	16,493
562	DB Insurance Co. Ltd. (Financials)	53,320
418	Dongsuh Cos., Inc. (Consumer Staples)	8,193
648	Doosan Bobcat, Inc. (Industrials)*	24,890
90	Doosan Co. Ltd. (Industrials)	36,252
5,443	Doosan Enerbility Co. Ltd. (Industrials)*	241,563

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
271	Doosan Robotics, Inc. (Industrials)*	$12,183
583	Ecopro BM Co. Ltd. (Industrials)*	50,825
1,272	Ecopro Co. Ltd. (Industrials)	46,296
376	Ecopro Materials Co. Ltd. (Industrials)*	13,658
232	E-MART, Inc. (Consumer Staples)	11,932
225	F&F Co. Ltd. (Consumer Discretionary)	10,762
598	GS Holdings Corp. (Industrials)	19,571
3,474	Hana Financial Group, Inc. (Financials)	205,404
320	Hanjin Kal Corp. (Consumer Discretionary)	25,734
917	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	26,483
81	Hanmi Pharm Co. Ltd. (Health Care)	17,654
158	Hanmi Science Co. Ltd. (Health Care)*	4,665
554	Hanmi Semiconductor Co. Ltd. (Information Technology)	34,669
2,158	Hanon Systems (Consumer Discretionary)*	5,549
381	Hanwha Aerospace Co. Ltd. (Industrials)	242,261
458	Hanwha Corp. (Industrials)	27,607
3,716	Hanwha Life Insurance Co. Ltd. (Financials)*	8,380
1,409	Hanwha Ocean Co. Ltd. (Industrials)*	113,511
1,378	Hanwha Solutions Corp. (Materials)	28,100
736	Hanwha Systems Co. Ltd. (Industrials)	26,947
552	HD Hyundai Co. Ltd. (Energy)	54,436
263	HD Hyundai Electric Co. Ltd. (Industrials)	93,168
271	HD Hyundai Heavy Industries Co. Ltd. (Industrials)	101,363
172	HD Hyundai Marine Solution Co. Ltd. (Industrials)	26,352
294	HD HYUNDAI MIPO (Industrials)	43,246
565	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)	165,202
1,493	HLB, Inc. (Health Care)*	40,540
3,592	HMM Co. Ltd. (Industrials)	57,100
373	Hotel Shilla Co. Ltd. (Consumer Discretionary)*	12,583
70	Hugel, Inc. (Health Care)*	15,886
262	HYBE Co. Ltd. (Communication Services)*	54,087
65	Hyosung Heavy Industries Corp. (Industrials)	57,975

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
91	Hyundai Autoever Corp. (Information Technology)	$11,494
276	Hyundai Elevator Co. Ltd. (Industrials)	15,564
968	Hyundai Engineering & Construction Co. Ltd. (Industrials)	43,239
472	Hyundai Glovis Co. Ltd. (Industrials)	62,605
784	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)*	15,734
763	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	174,800
1,784	Hyundai Motor Co. (Consumer Discretionary)	282,309
922	Hyundai Rotem Co. Ltd. (Industrials)	127,399
1,107	Hyundai Steel Co. (Materials)	25,560
3,190	Industrial Bank of Korea (Financials)	43,642
367	JYP Entertainment Corp. (Communication Services)	19,191
3,824	Kakao Corp. (Communication Services)	171,912
2,749	KakaoBank Corp. (Financials)	48,741
282	Kakaopay Corp. (Financials)*	12,130
1,460	Kangwon Land, Inc. (Consumer Discretionary)	18,956
4,625	KB Financial Group, Inc. (Financials)	359,953
48	KCC Corp. (Materials)	13,741
181	KEPCO Engineering & Construction Co., Inc. (Industrials)	12,030
231	KEPCO Plant Service & Engineering Co. Ltd. (Industrials)	8,358
3,125	Kia Corp. (Consumer Discretionary)	237,817
181	KIWOOM Securities Co. Ltd. (Financials)	26,755
901	Korea Aerospace Industries Ltd. (Industrials)	61,698
3,304	Korea Electric Power Corp. (Utilities)	86,388
373	Korea Gas Corp. (Utilities)	10,611
548	Korea Investment Holdings Co. Ltd. (Financials)	52,977
109	Korea Zinc Co. Ltd. (Materials)	64,369
2,365	Korean Air Lines Co. Ltd. (Industrials)	40,402
360	Krafton, Inc. (Communication Services)*	84,805
796	KT Corp. (Communication Services)	30,975
1,170	KT&G Corp. (Consumer Staples)	113,360

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
193	Kumho Petrochemical Co. Ltd. (Materials)	$15,215
326	L&F Co. Ltd. (Industrials)*	15,476
582	LG Chem Ltd. (Materials)	116,170
403	LG CNS Co. Ltd. (Information Technology)	19,712
1,144	LG Corp. (Industrials)	61,304
3,704	LG Display Co. Ltd. (Information Technology)*	31,971
1,333	LG Electronics, Inc. (Consumer Discretionary)	70,857
514	LG Energy Solution Ltd. (Industrials)*	130,141
118	LG H&H Co. Ltd. (Consumer Staples)	25,081
185	LG Innotek Co. Ltd. (Information Technology)	22,502
2,751	LG Uplus Corp. (Communication Services)	29,385
160	LIG Nex1 Co. Ltd. (Industrials)	56,335
298	LigaChem Biosciences, Inc. (Health Care)*	31,595
234	Lotte Chemical Corp. (Materials)	10,688
415	Lotte Corp. (Industrials)	8,716
138	Lotte Shopping Co. Ltd. (Consumer Discretionary)	6,561
233	LS Corp. (Industrials)	29,765
191	LS Electric Co. Ltd. (Industrials)	39,086
1,032	Meritz Financial Group, Inc. (Financials)	93,903
2,446	Mirae Asset Securities Co. Ltd. (Financials)	33,692
429	Misto Holdings Corp. (Consumer Discretionary)	12,883
1,704	NAVER Corp. (Communication Services)	262,908
162	NCSoft Corp. (Communication Services)	23,655
280	Netmarble Corp. (Communication Services)(b)	12,064
1,793	NH Investment & Securities Co. Ltd. (Financials)	25,059
45	NongShim Co. Ltd. (Consumer Staples)	13,271
287	Orion Corp. (Consumer Staples)	22,254
2,888	Pan Ocean Co. Ltd. (Industrials)	8,091
410	Pearl Abyss Corp. (Communication Services)*	9,644
79	PharmaResearch Co. Ltd. (Health Care)	38,641
685	Posco DX Co. Ltd. (Information Technology)	11,061
370	POSCO Future M Co. Ltd. (Industrials)*	37,605
921	POSCO Holdings, Inc. (Materials)	189,135

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
581	Posco International Corp. (Industrials)	$20,060
100	Rainbow Robotics (Industrials)*	19,673
232	S-1 Corp. (Industrials)	13,367
185	Sam Chun Dang Pharm Co. Ltd. (Health Care)	25,603
224	Samsung Biologics Co. Ltd. (Health Care)*(b)	161,283
1,051	Samsung C&T Corp. (Industrials)	126,853
323	Samsung Card Co. Ltd. (Financials)	11,733
1,993	Samsung E&A Co. Ltd. (Industrials)	41,716
680	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	78,504
58,972	Samsung Electronics Co. Ltd. (Information Technology)	2,956,553
384	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	122,637
8,023	Samsung Heavy Industries Co. Ltd. (Industrials)*	122,920
938	Samsung Life Insurance Co. Ltd. (Financials)	96,549
786	Samsung SDI Co. Ltd. (Information Technology)	117,031
468	Samsung SDS Co. Ltd. (Information Technology)	49,586
829	Samsung Securities Co. Ltd. (Financials)	41,025
51	Samyang Foods Co. Ltd. (Consumer Staples)	57,447
5,880	Shinhan Financial Group Co. Ltd. (Financials)	276,183
370	SK Biopharmaceuticals Co. Ltd. (Health Care)*	26,241
321	SK Bioscience Co. Ltd. (Health Care)*	10,910
6,755	SK Hynix, Inc. (Information Technology)	1,307,028
367	SK IE Technology Co. Ltd. (Industrials)*(b)	7,325
783	SK Innovation Co. Ltd. (Energy)	56,828
1,099	SK Square Co. Ltd. (Industrials)*	117,785
1,322	SK Telecom Co. Ltd. (Communication Services)	51,539
437	SK, Inc. (Industrials)	65,067
231	SKC Co. Ltd. (Materials)*	15,586
552	S-Oil Corp. (Energy)*	23,942
8,038	Woori Financial Group, Inc. (Financials)	143,386
675	Yuhan Corp. (Health Care)	55,107

		12,674,932

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Taiwan – 18.7%
6,494	Accton Technology Corp. (Information Technology)	$215,620
37,650	Acer, Inc. (Information Technology)	36,394
5,539	Advantech Co. Ltd. (Information Technology)	62,331
959	Alchip Technologies Ltd. (Information Technology)	127,210
46,426	ASE Technology Holding Co. Ltd. (Information Technology)	229,324
28,904	Asia Cement Corp. (Materials)	35,031
4,120	Asia Vital Components Co. Ltd. (Information Technology)	136,123
365	ASMedia Technology, Inc. (Information Technology)	19,701
411	ASPEED Technology, Inc. (Information Technology)	67,157
9,021	Asustek Computer, Inc. (Information Technology)	186,502
81,530	AUO Corp. (Information Technology)*	34,271
2,000	Bizlink Holding, Inc. (Industrials)	70,332
15,000	Caliway Biopharmaceuticals Co. Ltd. (Health Care)*	99,118
6,393	Catcher Technology Co. Ltd. (Information Technology)	39,421
115,568	Cathay Financial Holding Co. Ltd. (Financials)	232,501
17,157	Chailease Holding Co. Ltd. (Financials)	65,385
82,225	Chang Hwa Commercial Bank Ltd. (Financials)	51,644
27,442	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	34,112
8,014	Chicony Electronics Co. Ltd. (Information Technology)	36,178
38,642	China Airlines Ltd. (Industrials)	26,798
154,787	China Steel Corp. (Materials)	101,775
5,544	Chroma ATE, Inc. (Information Technology)	105,369
47,959	Chunghwa Telecom Co. Ltd. (Communication Services)	207,873
51,228	Compal Electronics, Inc. (Information Technology)	46,336
199,271	CTBC Financial Holding Co. Ltd. (Financials)	268,241
23,745	Delta Electronics, Inc. (Information Technology)	552,273
10,591	E Ink Holdings, Inc. (Information Technology)	91,118
179,097	E.Sun Financial Holding Co. Ltd. (Financials)	195,973
2,031	Eclat Textile Co. Ltd. (Consumer Discretionary)	26,642
3,896	Elite Material Co. Ltd. (Information Technology)	155,486

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
823	eMemory Technology, Inc. (Information Technology)	$55,594
34,143	Eva Airways Corp. (Industrials)	43,391
13,380	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	81,192
37,946	Far Eastern New Century Corp. (Industrials)	34,260
22,583	Far EasTone Telecommunications Co. Ltd. (Communication Services)	62,202
5,520	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	21,217
145,123	First Financial Holding Co. Ltd. (Financials)	134,586
43,043	Formosa Chemicals & Fibre Corp. (Materials)	42,382
18,746	Formosa Petrochemical Corp. (Energy)	24,621
54,757	Formosa Plastics Corp. (Materials)	69,768
1,732	Fortune Electric Co. Ltd. (Industrials)	36,658
12,786	Foxconn Technology Co. Ltd. (Information Technology)	29,738
94,929	Fubon Financial Holding Co. Ltd. (Financials)	260,539
6,154	Gigabyte Technology Co. Ltd. (Information Technology)	55,763
1,121	Global Unichip Corp. (Information Technology)	48,772
2,797	Globalwafers Co. Ltd. (Information Technology)	34,037
4,307	Gold Circuit Electronics Ltd. (Information Technology)	71,150
24,419	Highwealth Construction Corp. (Real Estate)	33,390
3,764	Hiwin Technologies Corp. (Industrials)	26,288
149,819	Hon Hai Precision Industry Co. Ltd. (Information Technology)	997,339
1,164	Hon Precision, Inc. (Information Technology)	65,874
3,116	Hotai Motor Co. Ltd. (Consumer Discretionary)	56,164
110,696	Hua Nan Financial Holdings Co. Ltd. (Financials)	101,029
96,039	Innolux Corp. (Information Technology)	44,140
3,261	International Games System Co. Ltd. (Communication Services)	81,606
30,414	Inventec Corp. (Information Technology)	40,941
1,315	Jentech Precision Industrial Co. Ltd. (Information Technology)	90,120
207,002	KGI Financial Holding Co. Ltd. (Financials)	103,265
996	King Slide Works Co. Ltd. (Information Technology)	98,559

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
14,412	King Yuan Electronics Co. Ltd. (Information Technology)	$73,546
1,224	Largan Precision Co. Ltd. (Information Technology)	96,296
24,705	Lite-On Technology Corp. (Information Technology)	105,061
1,192	Lotes Co. Ltd. (Information Technology)	56,735
18,383	MediaTek, Inc. (Information Technology)	823,851
149,571	Mega Financial Holding Co. Ltd. (Financials)	195,957
9,151	Micro-Star International Co. Ltd. (Information Technology)	40,412
1,158	momo.com, Inc. (Consumer Discretionary)	9,584
69,215	Nan Ya Plastics Corp. (Materials)	97,813
2,888	Nan Ya Printed Circuit Board Corp. (Information Technology)	20,784
15,724	Nanya Technology Corp. (Information Technology)*	24,175
2,563	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	36,262
7,279	Novatek Microelectronics Corp. (Information Technology)	103,579
24,944	Pegatron Corp. (Information Technology)	57,282
3,394	PharmaEssentia Corp. (Health Care)	55,124
2,242	Phison Electronics Corp. (Information Technology)	35,864
29,924	Pou Chen Corp. (Consumer Discretionary)	28,241
39,979	Powerchip Semiconductor Manufacturing Corp. (Information Technology)*	20,794
8,086	Powertech Technology, Inc. (Information Technology)	31,477
7,069	President Chain Store Corp. (Consumer Staples)	58,851
32,413	Quanta Computer, Inc. (Information Technology)	278,330
5,837	Realtek Semiconductor Corp. (Information Technology)	101,963
26,068	Ruentex Development Co. Ltd. (Real Estate)	25,710
9,217	Ruentex Industries Ltd. (Consumer Discretionary)	16,312
45,513	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	61,042
3,446	Shihlin Electric & Engineering Corp. (Industrials)	22,602
7,105	Sino-American Silicon Products, Inc. (Information Technology)	24,056

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
139,167	SinoPac Financial Holdings Co. Ltd. (Financials)	$106,528
16,155	Synnex Technology International Corp. (Information Technology)	34,773
29,206	TA Chen Stainless Pipe (Materials)	37,165
56,869	Taichung Commercial Bank Co. Ltd. (Financials)	39,625
285,273	Taishin Financial Holding Co. Ltd. (Financials)	151,644
94,343	Taiwan Business Bank (Financials)	46,601
131,628	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	102,049
8,935	Taiwan Fertilizer Co. Ltd. (Materials)*	15,608
25,590	Taiwan High Speed Rail Corp. (Industrials)	23,104
21,336	Taiwan Mobile Co. Ltd. (Communication Services)	74,332
300,568	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	11,405,449
19,891	Tatung Co. Ltd. (Industrials)	25,897
88,779	TCC Group Holdings Co. Ltd. (Materials)	65,199
21,600	Teco Electric and Machinery Co. Ltd. (Industrials)	48,048
6,417	Tripod Technology Corp. (Information Technology)	67,488
16,820	Unimicron Technology Corp. (Information Technology)	79,507
59,999	Uni-President Enterprises Corp. (Consumer Staples)	151,914
146,623	United Microelectronics Corp. (Information Technology)	194,253
13,438	Vanguard International Semiconductor Corp. (Information Technology)	40,222
1,328	VisEra Technologies Co. Ltd. (Information Technology)	11,469
961	Voltronic Power Technology Corp. (Industrials)	31,122
37,175	Walsin Lihwa Corp. (Industrials)	27,727
17,648	Wan Hai Lines Ltd. (Industrials)	47,801
40,677	Winbond Electronics Corp. (Information Technology)*	26,214
36,711	Wistron Corp. (Information Technology)	135,702
1,203	Wiwynn Corp. (Information Technology)	116,682
20,136	WPG Holdings Ltd. (Information Technology)	44,133
4,018	WT Microelectronics Co. Ltd. (Information Technology)	16,167

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
19,916	Yageo Corp. (Information Technology)	$90,884
22,446	Yang Ming Marine Transport Corp. (Industrials)	42,367
130,009	Yuanta Financial Holding Co. Ltd. (Financials)	138,219
4,817	Yulon Finance Corp. (Financials)*	16,703
7,656	Zhen Ding Technology Holding Ltd. (Information Technology)	49,213

		22,406,336

Thailand – 1.4%
13,688	Advanced Info Service PCL, NVDR (Communication Services)	124,225
52,993	Airports of Thailand PCL, NVDR (Industrials)	58,890
114,337	Asset World Corp. PCL, NVDR (Consumer Discretionary)	7,835
140,944	Bangkok Dusit Medical Services PCL, NVDR (Health Care)	90,061
104,960	Bangkok Expressway & Metro PCL, NVDR (Industrials)	17,172
111,840	Banpu PCL, NVDR (Energy)	16,433
13,769	Berli Jucker PCL, NVDR (Consumer Staples)	7,311
109,815	BTS Group Holdings PCL, NVDR (Industrials)*	10,712
7,300	Bumrungrad Hospital PCL, NVDR (Health Care)	40,111
38,751	Cal-Comp Electronics Thailand PCL (Information Technology)	7,593
4,716	Carabao Group PCL, NVDR (Consumer Staples)	7,461
39,711	Central Pattana PCL, NVDR (Real Estate)	63,131
48,060	Central Retail Corp. PCL, NVDR (Consumer Discretionary)	31,600
48,177	Charoen Pokphand Foods PCL, NVDR (Consumer Staples)	32,569
9,851	Com7 PCL, NVDR (Consumer Discretionary)	7,754
71,227	CP ALL PCL, NVDR (Consumer Staples)	96,743
18,333	CP AXTRA PCL, NVDR (Consumer Staples)	10,130
58,400	Delta Electronics Thailand PCL, NVDR (Information Technology)	270,412
2,958	Electricity Generating PCL, NVDR (Utilities)	10,775
9,151	Global Power Synergy PCL, NVDR (Utilities)	11,864
52,887	Gulf Development PCL, NVDR (Utilities)*	76,731

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
64,150	Home Product Center PCL, NVDR (Consumer Discretionary)	$14,060
23,063	Indorama Ventures PCL, NVDR (Materials)	15,449
7,494	Kasikornbank PCL, NVDR (Financials)	38,979
44,875	Krung Thai Bank PCL, NVDR (Financials)	34,077
11,618	Krungthai Card PCL, NVDR (Financials)	9,773
106,505	Land & Houses PCL, NVDR (Real Estate)	12,822
41,803	Minor International PCL, NVDR (Consumer Discretionary)	30,196
9,320	Muangthai Capital PCL, NVDR (Financials)	10,717
22,817	Osotspa PCL, NVDR (Consumer Staples)	11,551
17,661	PTT Exploration & Production PCL, NVDR (Energy)	61,060
29,125	PTT Global Chemical PCL, NVDR (Materials)	23,600
37,319	PTT Oil & Retail Business PCL, NVDR (Consumer Discretionary)	15,322
173,162	PTT PCL, NVDR (Energy)	165,705
13,370	Ratch Group PCL, NVDR (Utilities)	11,143
10,981	SCB X PCL, NVDR (Financials)	43,558
14,342	SCG Packaging PCL, NVDR (Materials)	7,571
10,023	Siam Cement PCL (The), NVDR (Materials)	66,521
107,222	Thai Beverage PCL (Consumer Staples)	38,443
32,556	Thai Life Insurance PCL, NVDR (Financials)	9,597
14,177	Thai Oil PCL, NVDR (Energy)	14,004
36,671	Thai Union Group PCL, NVDR (Consumer Staples)	13,924
18,967	TIDLOR Holdings PCL, NVDR (Financials)	11,007
2,589	Tisco Financial Group PCL, NVDR (Financials)	8,072
312,750	TMBThanachart Bank PCL, NVDR (Financials)	18,343
129,863	True Corp. PCL, NVDR (Communication Services)*	45,700

		1,730,707

Turkey – 0.9%
11,990	AG Anadolu Grubu Holding AS (Industrials)	8,362
442	Agesa Hayat ve Emeklilik AS (Financials)	1,825

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
8,897	Ahlatci Dogal Gaz Dagitim Enerji VE Yatirim AS (Utilities)*	$7,394
34,075	Akbank TAS (Financials)	56,516
510	Akcansa Cimento AS (Materials)	1,683
4,131	Akfen Yenilenebilir Enerji AS (Utilities)*	1,837
21,444	Aksa Akrilik Kimya Sanayii AS (Consumer Discretionary)	5,513
2,664	Aksa Enerji Uretim AS (Utilities)*	2,499
1,835	Alarko Holding AS (Industrials)	3,913
962	Alfa Solar Enerji Sanayi VE Ticaret AS (Information Technology)*	1,147
9,188	Anadolu Anonim Turk Sigorta Sirketi (Financials)	4,988
25,000	Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples)	10,280
834	Anadolu Hayat Emeklilik AS (Financials)	1,803
129	Anadolu Isuzu Otomotiv Sanayi Ve Ticaret AS, Class C (Industrials)	201
1,325	Arcelik AS (Consumer Discretionary)*	4,411
15,115	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)	67,329
3,427	Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS (Industrials)	9,835
1,094	Avrupakent Gayrimenkul Yatirim Ortakligi AS (Real Estate)	1,708
1,972	Aydem Yenilenebilir Enerji AS (Utilities)*	938
1,011	Aygaz AS (Utilities)	4,128
28,864	Baticim Bati Anadolu Cimento Sanayii AS (Materials)*	2,820
5,136	BatiSoke Soke Cimento Sanayii TAS (Materials)*	1,822
5,122	BIM Birlesik Magazalar AS (Consumer Staples)	65,970
366	Borusan Birlesik Boru Fabrikalari Sanayi ve Ticaret AS (Materials)*	4,536
48	Borusan Yatirim ve Pazarlama AS (Financials)	3,275
20,899	Can2 Termik AS (Utilities)*	1,254
43	Celebi Hava Servisi AS (Industrials)	1,742
5,227	Cimsa Cimento Sanayi VE Ticaret AS (Materials)	6,148
10,627	Coca-Cola Icecek AS (Consumer Staples)	12,732
3,290	CW Enerji Muhendislik Ticaret VE Sanayi AS (Industrials)*	1,538

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
1,057	Destek Finans Faktoring AS (Financials)*	$19,522
13,205	Dogan Sirketler Grubu Holding AS (Consumer Discretionary)*	6,174
637	Dogu Aras Enerji Yatirimlari AS (Utilities)	866
1,009	Dogus Otomotiv Servis ve Ticaret AS (Consumer Discretionary)	4,637
236	Eczacibasi Yatirim Holding Ortakligi AS (Industrials)	1,374
1,030	Efor Cay Sanayi Ticaret AS (Consumer Staples)	3,229
16	EGE Endustri VE Ticaret AS (Consumer Discretionary)	3,378
2,061	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Consumer Staples)	3,195
27,093	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	13,629
3,307	Enerjisa Enerji AS (Utilities)(b)	6,349
31,513	Enerya Enerji AS (Utilities)	8,439
7,100	Enka Insaat ve Sanayi AS (Industrials)	12,621
44,282	Eregli Demir ve Celik Fabrikalari TAS (Materials)	32,133
1,282	Escar Turizm Tasimacilik Ticaret AS (Industrials)	809
2,472	Europower Enerji VE Otomasyon Teknolojileri Sanayi Ticaret AS (Industrials)*	1,754
8,260	Ford Otomotiv Sanayi AS (Consumer Discretionary)	22,421
1,233	GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret AS (Health Care)	5,381
1,783	Girisim Elektrik Taahhut Ticaret Ve Sanayi AS (Industrials)*	2,065
460	Grainturk Tarim AS (Consumer Staples)	4,952
1,051	Gubre Fabrikalari TAS (Materials)*	7,445
279	GUR-Sel Turizm Tasimacilik VE Servis Ticaret AS (Industrials)	2,268
13,702	Haci Omer Sabanci Holding AS (Financials)	31,366
44,789	Hektas Ticaret TAS (Materials)*	4,767
6,509	Is Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	3,243
5,632	Is Yatirim Menkul Degerler AS (Financials)	5,967
7,797	Izdemir Enerji Elektrik Uretim AS (Utilities)*	1,684
2,509	Jantsa Jant Sanayi Ve Ticaret AS (Industrials)	1,427

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
1,464	Kaleseramik Canakkale Kalebodur Seramik Sanayi AS (Industrials)*	$1,164
3,123	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A (Materials)*	3,008
555	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B (Materials)*	393
10,497	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (Materials)*	7,500
1,418	Kayseri Seker Fabrikasi AS (Consumer Staples)*	734
3,062	Kiler Holding AS (Industrials)*	4,777
8,282	KOC Holding AS (Industrials)	36,892
6,127	Kocaer Celik Sanayi Ve Ticaret AS (Materials)	2,286
3,121	Kontrolmatik Enerji Ve Muhendislik AS (Industrials)	2,092
3	Konya Cimento Sanayii AS (Materials)*	399
2,613	Koza Anadolu Metal Madencilik Isletmeleri AS (Materials)*	5,016
5,003	Kuyumcukent Gayrimenkul Yatirimlari AS REIT (Real Estate)*	6,833
631	LDR Turizm AS (Industrials)	4,493
3,620	Margun Enerji Uretim Sanayi VE Ticaret AS (Utilities)*	4,473
7,696	Mavi Giyim Sanayi Ve Ticaret AS, Class B (Consumer Discretionary)(b)	8,356
3,207	MIA Teknoloji AS (Information Technology)*	3,244
1,239	Migros Ticaret AS (Consumer Staples)	14,626
652	MLP Saglik Hizmetleri AS (Health Care)*(b)	5,664
1,106	OBA Makarnacilik Sanayi VE Ticaret AS (Consumer Staples)	1,317
453	Otokar Otomotiv Ve Savunma Sanayi A.S. (Industrials)*	6,214
13,614	Oyak Cimento Fabrikalari AS (Materials)*	8,085
2,730	Pasifik Eurasia Lojistik Dis Ticaret AS (Industrials)*	7,251
2,900	Pegasus Hava Tasimaciligi AS (Industrials)*	17,548
14,355	Petkim Petrokimya Holding AS (Materials)*	6,977
1,554	Ral Yatirim Holding AS (Industrials)*	4,943
7,482	Reysas Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	4,269
7,026	Reysas Tasimacilik ve Lojistik Ticaret AS (Industrials)*	2,925

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
131,015	Sasa Polyester Sanayi AS (Materials)*	$14,932
1,653	Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (Health Care)	3,479
2,116	Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS (Information Technology)*	1,589
3,666	Sok Marketler Ticaret AS (Consumer Staples)	3,594
673	TAB Gida Sanayi Ve Ticaret AS (Consumer Discretionary)	3,525
2,437	TAV Havalimanlari Holding AS (Industrials)*	15,013
2,571	Tekfen Holding AS (Industrials)*	6,529
622	Tera Yatirim Menkul Degerler AS (Financials)*	10,430
1,738	Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary)	10,570
2,528	Torunlar Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	4,362
2,852	Tureks Turizm Tasimacilik AS, Class D (Industrials)*	631
13,525	Turk Altin Isletmeleri AS (Materials)*	7,908
8,603	Turk Hava Yollari AO (Industrials)	70,037
7,060	Turk Telekomunikasyon AS (Communication Services)*	9,531
363	Turk Traktor ve Ziraat Makineleri AS (Industrials)	5,456
15,262	Turkcell Iletisim Hizmetleri AS (Communication Services)	35,160
8,712	Turkiye Halk Bankasi AS (Financials)*(a)	5,665
100,055	Turkiye Is Bankasi AS, Class C (Financials)	36,593
11,437	Turkiye Petrol Rafinerileri AS (Energy)	47,860
24,889	Turkiye Sigorta AS (Financials)	6,048
14,400	Turkiye Sinai Kalkinma Bankasi AS (Financials)*	5,078
19,902	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	19,684
1,974	Ulker Biskuvi Sanayi AS (Consumer Staples)	5,440
3,581	Vestel Beyaz Esya Sanayi ve Ticaret AS (Consumer Discretionary)	1,168
1,280	Vestel Elektronik Sanayi ve Ticaret AS (Consumer Discretionary)*	1,316
40,584	Yapi ve Kredi Bankasi AS (Financials)*	32,428
2,296	Yayla Agro Gida Sanayi VE Nakliyat AS (Consumer Staples)*	613

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
1,675	YEO Teknoloji Enerji VE Endustri AS (Industrials)*	$1,550
11,007	Ziraat Gayrimenkul Yatirim Ortakligi AS (Real Estate)	6,184
19,297	Zorlu Enerji Elektrik Uretim AS (Utilities)*	1,782

		1,054,876

United Arab Emirates – 2.6%
36,942	Abu Dhabi Commercial Bank PJSC (Financials)	152,274
17,993	Abu Dhabi Islamic Bank PJSC (Financials)	104,539
37,320	Abu Dhabi National Energy Co. PJSC (Utilities)	34,038
36,952	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	37,827
33,682	ADNOC Drilling Co. PJSC (Energy)	50,528
86,779	Adnoc Gas PLC (Energy)	78,675
46,320	Aldar Properties PJSC (Real Estate)	121,317
19,666	Alpha Dhabi Holding PJSC (Industrials)	60,503
39,970	Borouge PLC (Materials)	28,946
111,388	Dubai Electricity & Water Authority PJSC (Utilities)	83,397
35,871	Dubai Islamic Bank PJSC (Financials)	94,438
10,322	Emaar Development PJSC (Real Estate)	41,451
78,030	Emaar Properties PJSC (Real Estate)	305,917
31,168	Emirates NBD Bank PJSC (Financials)	214,264
44,110	Emirates Telecommunications Group Co. PJSC (Communication Services)	217,127
56,034	First Abu Dhabi Bank PJSC (Financials)	253,244
10,692	International Holding Co. PJSC (Industrials)*	1,164,389
40,679	Modon Holding PSC (Industrials)*	41,310

		3,084,184

United Kingdom – 0.1%
1,336	Metlen Energy & Metals PLC (Industrials)*	85,696

United States – 0.1%
4,298	JBS NV, Class A (Consumer Staples)*	69,671

TOTAL COMMON STOCKS (Cost $87,194,668)		116,848,422

Shares	Description	Rate	Value

Preferred Stocks – 1.7%

Brazil – 1.1%
65,873	Banco Bradesco SA (Financials)	7.44%	$204,241
3,164	Centrais Eletricas Brasileiras SA, Class B (Utilities)	8.08	27,816
23,893	Cia Energetica de Minas Gerais (Utilities)	12.86	48,903
13,749	Cia Paranaense de Energia - Copel (Utilities)	6.83	30,446
16,784	Gerdau SA (Materials)	3.79	51,514
66,889	Itau Unibanco Holding SA (Financials)	7.44	474,302
73,011	Itausa SA (Financials)	9.63	150,915
54,645	Petroleo Brasileiro SA - Petrobras (Energy)	9.67	313,085
16,459	Raizen SA (Consumer Discretionary)*	0.81	3,548

			1,304,770

Chile – 0.1%
1,811	Sociedad Quimica y Minera de Chile SA, Class B (Materials)*	0.00	82,923

Colombia – 0.1%
3,464	Grupo Argos SA (Materials)	6.22	9,378
5,809	Grupo Cibest SA (Financials)	8.97	72,702
2,146	Grupo de Inversiones Suramericana SA (Financials)	4.10	19,030

			101,110

India – 0.0%
11,624	TVS Motor Co. Ltd. (Consumer Discretionary)*	0.00	1,318

Russia – 0.0%
4,252	Sberbank of Russia PJSC, (Financials)*(c)	0.00	—
31,665	Surgutneftegas PJSC (Energy)*(c)	0.00	—
640	Tatneft PJSC, (Energy)(c)	0.00	—

			—

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Rate	Value

Preferred Stocks – (continued)

South Korea – 0.4%
33	Doosan Co. Ltd. (Industrials)	0.60%	$8,011
200	Hanwha Corp. (Industrials)	2.37	5,071
441	Hyundai Motor Co. (Consumer Discretionary)	7.64	53,926
259	Hyundai Motor Co. (Consumer Discretionary)	7.82	30,739
29	Hyundai Motor Co. (Consumer Discretionary)	7.84	3,452
71	Korea Investment Holdings Co. Ltd. (Financials)	4.39	4,734
97	LG Chem Ltd. (Materials)	0.79	9,524
1,637	Mirae Asset Securities Co. Ltd., N.A. (Financials)	2.98	9,891
10,238	Samsung Electronics Co. Ltd. (Information Technology)	2.63	416,811
33	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	5.76	7,821

			549,980

TOTAL PREFERRED STOCKS (Cost $1,879,762)			2,040,101

Shares	Description		Value

Exchange-Traded Fund – 0.5%

United States – 0.5%
23,978	iShares MSCI Malaysia ETF
(Cost $568,898)			596,333

Shares	Dividend Rate		Value

Investment Company – 0.6%(d)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
776,373	4.114%		776,373
(Cost $776,373)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $90,419,701)			120,261,229

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.0%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,137,326	4.154%	$1,137,326
(Cost $1,137,326)

TOTAL INVESTMENTS – 101.4% (Cost $91,557,027)		$121,398,555

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(1,722,240)

NET ASSETS – 100.0%		$119,676,315

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	23.7%
Financials	22.1
Consumer Discretionary	12.3
Communication Services	9.4
Industrials	8.6
Materials	6.1
Consumer Staples	4.1
Energy	3.9
Health Care	3.6
Utilities	2.6
Real Estate	1.6
Investment Company	0.6
Exchange-Traded Fund	0.5
Securities Lending Reinvestment Vehicle	0.9

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 98.9%

Australia – 7.5%
25,227	AGL Energy Ltd. (Utilities)	$135,886
10,018	Ampol Ltd. (Energy)	192,769
127,290	ANZ Group Holdings Ltd. (Financials)	2,805,092
53,950	APA Group (Utilities)	311,084
24,264	Aristocrat Leisure Ltd. (Consumer Discretionary)	1,154,692
8,055	ASX Ltd. (Financials)	329,711
45,115	Atlas Arteria Ltd. (Industrials)	157,383
77,223	Aurizon Holdings Ltd. (Industrials)	163,758
213,027	BHP Group Ltd. (Materials)	6,021,818
19,100	BlueScope Steel Ltd. (Materials)	286,897
59,309	Brambles Ltd. (Industrials)	1,007,321
14,162	CAR Group Ltd. (Communication Services)	374,840
19,554	Charter Hall Group REIT (Real Estate)	299,859
2,753	Cochlear Ltd. (Health Care)	543,345
55,360	Coles Group Ltd. (Consumer Staples)	865,247
71,359	Commonwealth Bank of Australia (Financials)	7,953,772
22,138	Computershare Ltd. (Industrials)	553,057
44,624	Dexus REIT (Real Estate)	219,340
8,259	EBOS Group Ltd. (Health Care)	158,916
61,850	Endeavour Group Ltd. (Consumer Staples)	154,637
83,213	Evolution Mining Ltd. (Materials)	471,649
67,133	Fortescue Ltd. (Materials)	848,014
413,768	Glencore PLC (Materials)*	1,633,460
84,942	Goodman Group REIT (Real Estate)	1,909,673
80,481	GPT Group (The) REIT (Real Estate)	293,926
102,526	Insurance Australia Group Ltd. (Financials)	584,470
4,605	JB Hi-Fi Ltd. (Consumer Discretionary)	353,268
93,600	Lottery Corp. Ltd. (The) (Consumer Discretionary)	360,216
38,913	Lynas Rare Earths Ltd. (Materials)*	353,249
15,225	Macquarie Group Ltd. (Financials)	2,243,666
115,775	Medibank Pvt Ltd. (Financials)	386,451
165,475	Mirvac Group REIT (Real Estate)	255,596
130,362	National Australia Bank Ltd. (Financials)	3,650,926
25,668	NEXTDC Ltd. (Information Technology)*	277,195
58,423	Northern Star Resources Ltd. (Materials)	722,313
20,498	Orica Ltd. (Materials)	294,882

Shares	Description	Value

Common Stocks – (continued)

Australia – (continued)
71,850	Origin Energy Ltd. (Utilities)	$607,574
115,397	Pilbara Minerals Ltd. (Materials)*	185,042
2,053	Pro Medicus Ltd. (Health Care)	401,508
63,876	Qantas Airways Ltd. (Industrials)	491,230
63,695	QBE Insurance Group Ltd. (Financials)	902,554
7,616	Ramsay Health Care Ltd. (Health Care)	168,980
2,113	REA Group Ltd. (Communication Services)	347,164
12,381	Reece Ltd. (Industrials)	90,434
15,766	Rio Tinto Ltd. (Materials)	1,191,518
45,949	Rio Tinto PLC (Materials)	2,881,726
138,655	Santos Ltd. (Energy)	727,813
218,115	Scentre Group REIT (Real Estate)	582,446
14,405	SEEK Ltd. (Communication Services)	261,723
8,472	SGH Ltd. (Industrials)	280,074
190,418	Sigma Healthcare Ltd. (Health Care)	388,841
19,820	Sonic Healthcare Ltd. (Health Care)	311,981
190,061	South32 Ltd. (Materials)	338,354
100,329	Stockland REIT (Real Estate)	407,125
45,937	Suncorp Group Ltd. (Financials)	639,800
12,352	Technology One Ltd. (Information Technology)	323,133
490,936	Telstra Group Ltd. (Communication Services)	1,571,243
16,461	TPG Telecom Ltd. (Communication Services)	56,993
133,179	Transurban Group (Industrials)	1,272,619
34,249	Treasury Wine Estates Ltd. (Consumer Staples)	175,517
161,434	Vicinity Ltd. REIT (Real Estate)	273,656
9,728	Washington H Soul Pattinson & Co. Ltd. (Financials)	278,619
48,234	Wesfarmers Ltd. (Consumer Discretionary)	2,898,365
145,921	Westpac Banking Corp. (Financials)	3,687,460
35,003	Whitehaven Coal Ltd. (Energy)	151,661
7,677	WiseTech Global Ltd. (Information Technology)	511,454
80,694	Woodside Energy Group Ltd. (Energy)	1,394,824
51,623	Woolworths Group Ltd. (Consumer Staples)	973,073
15,642	Worley Ltd. (Industrials)	150,392

		63,253,274

Austria – 0.4%
2,992	ANDRITZ AG (Industrials)	210,654
3,285	BAWAG Group AG (Financials)*(a)	424,883

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Austria – (continued)
1,432	CA Immobilien Anlagen AG (Real Estate)(b)	$39,289
12,887	Erste Group Bank AG (Financials)	1,226,349
1,494	EVN AG (Utilities)	40,920
18,556	Mondi PLC (Materials)	261,105
5,950	OMV AG (Energy)	327,748
6,256	Raiffeisen Bank International AG (Financials)	207,817
639	Strabag SE (Industrials)	58,714
2,832	Verbund AG (Utilities)	202,041
1,485	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	77,002
4,703	voestalpine AG (Materials)	155,788
4,491	Wienerberger AG (Materials)	156,440

		3,388,750

Belgium – 0.9%
928	Ackermans & van Haaren NV (Industrials)	240,707
7,658	Ageas SA/NV (Financials)	539,615
40,953	Anheuser-Busch InBev SA/NV (Consumer Staples)	2,566,468
4,807	Azelis Group NV (Industrials)	71,683
1,583	Colruyt Group NV (Consumer Staples)	69,632
878	D’ieteren Group (Consumer Discretionary)	190,227
1,849	Elia Group SA/NV (Utilities)	211,664
810	Financiere de Tubize SA (Health Care)	151,507
3,194	Groupe Bruxelles Lambert NV (Financials)	280,767
10,677	KBC Group NV (Financials)	1,259,117
17	Lotus Bakeries NV (Consumer Staples)	166,551
629	Sofina SA (Financials)	190,393
2,938	Solvay SA (Materials)	96,634
3,058	Syensqo SA (Materials)	270,173
5,134	UCB SA (Health Care)	1,200,969
7,414	Warehouses De Pauw CVA REIT (Real Estate)	190,224

		7,696,331

Brazil – 0.0%
6,466	Yara International ASA (Materials)	235,345

Chile – 0.1%
14,784	Antofagasta PLC (Materials)	428,441

China – 0.7%
211,753	Alibaba Health Information Technology Ltd. (Consumer Staples)*	148,306
71,178	Budweiser Brewing Co. APAC Ltd. (Consumer Staples)(a)	76,694

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
31,590	BYD Electronic International Co. Ltd. (Information Technology)	$166,868
113,405	China Gas Holdings Ltd. (Utilities)	113,174
125,051	China Mengniu Dairy Co. Ltd. (Consumer Staples)	243,819
73,442	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	137,165
350,994	CSPC Pharmaceutical Group Ltd. (Health Care)	453,383
87,715	Fosun International Ltd. (Industrials)	59,520
242,115	Geely Automobile Holdings Ltd. (Consumer Discretionary)	607,473
54,820	Prosus NV (Consumer Discretionary)*	3,388,652
35,793	Qingdao Port International Co. Ltd., Class H (Industrials)(a)	31,083
40,197	Wharf Holdings Ltd. (The)
	(Real Estate)	115,087
74,772	Wilmar International Ltd. (Consumer Staples)	171,923
66,400	Xinyi Glass Holdings Ltd. (Industrials)(b)	72,483
111,543	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	252,993

		6,038,623

Denmark – 1.9%
114	AP Moller – Maersk A/S, Class A (Industrials)	234,176
184	AP Moller – Maersk A/S, Class B (Industrials)	378,978
3,913	Carlsberg AS, Class B (Consumer Staples)	478,844
5,491	Coloplast A/S, Class B (Health Care)	527,639
27,536	Danske Bank A/S (Financials)	1,132,572
8,070	DSV A/S (Industrials)	1,788,061
2,639	Genmab A/S (Health Care)*	657,138
134,626	Novo Nordisk A/S, Class B (Health Care)	7,574,395
15,486	Novonesis Novozymes B, Class B (Materials)	984,926
6,311	Orsted AS (Utilities)*(a)(b)	191,143
3,300	Pandora A/S (Consumer Discretionary)	455,886
14,374	Tryg A/S (Financials)	378,213
42,822	Vestas Wind Systems A/S (Industrials)	852,780

		15,634,751

Faroe Islands – 0.0%
2,082	Bakkafrost P/F (Consumer Staples)	90,388

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Finland – 1.0%
5,894	Elisa OYJ (Communication Services)	$314,039
18,106	Fortum OYJ (Utilities)	313,446
4,383	Huhtamaki OYJ (Materials)	155,756
11,329	Kesko OYJ, Class B (Consumer Staples)	251,289
14,163	Kone OYJ, Class B (Industrials)	890,560
29,273	Metso Corp. (Industrials)	378,447
18,048	Neste OYJ (Energy)	331,454
214,864	Nokia OYJ (Information Technology)	925,263
135,677	Nordea Bank Abp (Financials)	2,070,883
4,467	Orion OYJ, Class B (Health Care)	356,592
105,481	Sampo OYJ, Class A (Financials)	1,210,704
23,977	Stora Enso OYJ, Class R (Materials)	280,034
22,552	UPM-Kymmene OYJ (Materials)	642,242
20,394	Wartsila OYJ Abp (Industrials)	597,735

		8,718,444

France – 8.0%
24,056	Air Liquide SA (Materials)	4,961,928
25,095	Airbus SE (Industrials)	5,259,659
73,265	AXA SA (Financials)	3,412,261
42,682	BNP Paribas SA (Financials)	3,838,375
29,457	Bollore SE (Communication Services)	171,984
8,185	Bouygues SA (Industrials)	351,031
6,730	Capgemini SE (Information Technology)	956,719
19,377	Cie de Saint-Gobain SA (Industrials)	2,091,170
28,685	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	1,038,500
41,915	Credit Agricole SA (Financials)	766,832
27,117	Danone SA (Consumer Staples)	2,259,287
28,887	Dassault Systemes (Information Technology)	899,406
74,486	Engie SA (Utilities)	1,542,319
12,516	EssilorLuxottica SA (Health Care)	3,811,928
1,384	Hermes International SCA (Consumer Discretionary)	3,387,364
3,006	Kering (Consumer Discretionary)	806,270
10,722	Legrand SA (Industrials)	1,632,770
9,551	L’Oreal SA (Consumer Staples)	4,448,305
11,068	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	6,530,669
79,999	Orange SA (Communication Services)	1,301,581
8,252	Pernod Ricard SA (Consumer Staples)	938,852

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
9,730	Publicis Groupe SA (Communication Services)	$897,907
15,023	Safran SA (Industrials)	5,009,806
1,181	Sartorius Stedim Biotech (Health Care)	241,775
30,410	Societe Generale SA (Financials)	1,876,565
3,699	Thales SA (Industrials)	975,045
87,256	TotalEnergies SE (Energy)	5,464,128
20,517	Vinci SA (Industrials)	2,783,358

		67,655,794

Germany – 8.9%
7,108	adidas AG (Consumer Discretionary)	1,384,019
16,513	Allianz SE (Financials)	6,981,448
38,040	BASF SE (Materials)	2,019,693
41,815	Bayer AG (Health Care)	1,373,383
11,790	Bayerische Motoren Werke AG (Consumer Discretionary)	1,234,567
4,111	Beiersdorf AG (Consumer Staples)	472,724
3,915	BioNTech SE ADR (Health Care)*	394,554
39,840	Commerzbank AG (Financials)	1,521,161
4,546	Continental AG (Consumer Discretionary)	399,082
21,207	Daimler Truck Holding AG (Industrials)	997,132
77,716	Deutsche Bank AG (Financials)	2,731,729
7,806	Deutsche Boerse AG (Financials)	2,298,852
41,300	Deutsche Post AG (Industrials)	1,879,525
138,047	Deutsche Telekom AG (Communication Services)	5,044,657
94,180	E.ON SE (Utilities)	1,680,575
8,994	Fresenius Medical Care AG (Health Care)	460,999
17,576	Fresenius SE & Co. KGaA (Health Care)	954,780
2,569	Hannover Rueck SE (Financials)	748,146
266	Hapag-Lloyd AG (Industrials)(a)	36,926
5,526	Heidelberg Materials AG (Materials)	1,306,574
4,050	Henkel AG & Co. KGaA (Consumer Staples)	311,216
55,429	Infineon Technologies AG (Information Technology)	2,268,194
2,781	Knorr-Bremse AG (Industrials)	290,361
29,485	Mercedes-Benz Group AG (Consumer Discretionary)	1,841,227
5,513	Merck KGaA (Health Care)	698,857
2,260	MTU Aero Engines AG (Industrials)	1,007,872
5,584	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Financials)	3,559,548

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
1,957	Rheinmetall AG (Industrials)	$3,870,088
28,722	RWE AG (Utilities)	1,151,119
43,766	SAP SE (Information Technology)	11,869,562
31,647	Siemens AG (Industrials)	8,764,337
27,787	Siemens Energy AG (Industrials)*	2,950,642
12,692	Siemens Healthineers AG (Health Care)(a)	702,837
5,667	Symrise AG (Materials)	549,099
2,549	Talanx AG (Financials)	351,469
1,192	Volkswagen AG (Consumer Discretionary)	142,593
30,409	Vonovia SE (Real Estate)	983,456

		75,233,003

Hong Kong – 2.0%
453,448	AIA Group Ltd. (Financials)	4,269,334
25,340	Cathay Pacific Airways Ltd. (Industrials)	34,812
79,788	CK Asset Holdings Ltd. (Real Estate)	375,817
25,530	CK Infrastructure Holdings Ltd. (Utilities)	171,109
77,738	CLP Holdings Ltd. (Utilities)	656,638
2,465	Futu Holdings Ltd. ADR (Financials)	457,504
73,164	Hang Lung Properties Ltd. (Real Estate)	74,329
30,305	Hang Seng Bank Ltd. (Financials)	433,048
55,355	Henderson Land Development Co. Ltd. (Real Estate)	191,005
95,142	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	73,225
151,837	HKT Trust & HKT Ltd. (Communication Services)	229,824
465,786	Hong Kong & China Gas Co. Ltd. (Utilities)	418,833
51,176	Hong Kong Exchanges & Clearing Ltd. (Financials)	2,960,598
43,445	Hongkong Land Holdings Ltd. (Real Estate)	269,359
8,595	Jardine Matheson Holdings Ltd. (Industrials)	520,771
111,345	Link REIT (Real Estate)	591,871
65,838	MTR Corp. Ltd. (Industrials)	222,617
57,350	Power Assets Holdings Ltd. (Utilities)	373,341
110,453	Prudential PLC (Financials)	1,475,264
412,323	Sino Biopharmaceutical Ltd. (Health Care)	428,938
155,546	Sino Land Co. Ltd. (Real Estate)	184,759
56,989	Sun Hung Kai Properties Ltd. (Real Estate)	669,612
17,213	Swire Pacific Ltd., Class A (Industrials)	147,382

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – (continued)
32,142	Swire Pacific Ltd., Class B (Industrials)	$48,033
44,243	Swire Properties Ltd. (Real Estate)	119,860
58,222	Techtronic Industries Co. Ltd. (Industrials)	749,821
319,295	WH Group Ltd. (Consumer Staples)(a)	341,582
65,093	Wharf Real Estate Investment Co. Ltd. (Real Estate)	188,703

		16,677,989

Ireland – 0.5%
7,464	AerCap Holdings NV (Industrials)	921,804
87,921	AIB Group PLC (Financials)	714,207
42,392	Bank of Ireland Group PLC (Financials)	627,195
6,271	Kerry Group PLC, Class A (Consumer Staples)	573,638
6,443	Kingspan Group PLC (Industrials)	496,987

		3,333,831

Israel – 1.2%
2,427	Airport City Ltd. (Real Estate)*	43,997
9,072	Amot Investments Ltd. (Real Estate)	64,774
1,537	Azrieli Group Ltd. (Real Estate)	147,057
57,164	Bank Hapoalim BM (Financials)	1,116,087
64,116	Bank Leumi Le-Israel BM (Financials)	1,230,733
84,173	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	154,653
663	Big Shopping Centers Ltd. (Real Estate)	130,219
1,182	Camtek Ltd. (Information Technology)*	104,256
5,000	Cellebrite DI Ltd. (Information Technology)*	82,000
3,621	Check Point Software Technologies Ltd. (Information Technology)*	699,360
2,736	Clal Insurance Enterprises Holdings Ltd. (Financials)	140,213
391	Delek Group Ltd. (Energy)	85,926
1,143	Elbit Systems Ltd. (Industrials)	552,576
10,911	Energix-Renewable Energies Ltd. (Utilities)	42,149
4,873	Enlight Renewable Energy Ltd. (Utilities)*	138,036
976	Etoro Group Ltd., Class A (Financials)*	43,334
279	Fattal Holdings 1998 Ltd. (Consumer Discretionary)*	45,380
2,179	First International Bank Of Israel Ltd. (The) (Financials)	154,342

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Israel – (continued)
4,142	Global-e Online Ltd. (Consumer Discretionary)*	$138,591
4,623	Harel Insurance Investments & Financial Services Ltd. (Financials)	153,844
29,318	ICL Group Ltd. (Materials)	190,220
157	Israel Corp. Ltd. (Materials)	50,707
52,029	Israel Discount Bank Ltd., Class A (Financials)	514,760
1,051	Melisron Ltd. (Real Estate)	123,277
759	Menora Mivtachim Holdings Ltd. (Financials)	73,550
20,196	Migdal Insurance & Financial Holdings Ltd. (Financials)	72,764
24,629	Mivne Real Estate KD Ltd. (Real Estate)	90,355
6,328	Mizrahi Tefahot Bank Ltd. (Financials)	413,409
2,130	Next Vision Stabilized Systems Ltd. (Information Technology)	88,459
2,662	Nice Ltd. (Information Technology)*	377,585
1,252	Nova Ltd. (Information Technology)*	337,655
1,391	Oddity Tech Ltd., Class A (Consumer Staples)*	83,752
5,544	OPC Energy Ltd. (Utilities)*	87,556
9,777	Phoenix Financial Ltd. (Financials)	346,699
3,303	Plus500 Ltd. (Financials)	135,304
5,969	Shapir Engineering and Industry Ltd. (Industrials)	47,169
11,322	Shufersal Ltd. (Consumer Staples)	140,317
2,109	Strauss Group Ltd. (Consumer Staples)	55,340
48,965	Teva Pharmaceutical Industries Ltd. (Health Care)*	878,707
4,619	Tower Semiconductor Ltd. (Information Technology)*	279,663
2,307	Wix.com Ltd. (Information Technology)*	325,472
5,109	ZIM Integrated Shipping Services Ltd. (Industrials)(b)	69,534

		10,049,781

Italy – 3.1%
65,400	A2A SpA (Utilities)	164,431
8,534	Banca Mediolanum SpA (Financials)	172,611
47,081	Banco BPM SpA (Financials)	646,146
24,341	Davide Campari-Milano NV
	(Consumer Staples)	183,141
329,463	Enel SpA (Utilities)	3,040,360
88,108	Eni SpA (Energy)	1,571,915
5,211	Ferrari NV (Consumer Discretionary)	2,480,659
25,649	FinecoBank Banca Fineco SpA (Financials)	562,916

Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
38,920	Generali (Financials)	$1,519,745
14,754	Infrastrutture Wireless Italiane SpA (Communication Services)(a)(b)	178,913
627,330	Intesa Sanpaolo SpA (Financials)	3,946,811
17,182	Leonardo SpA (Industrials)	980,036
21,952	Mediobanca Banca di Credito Finanziario SpA (Financials)	531,883
9,144	Moncler SpA (Consumer Discretionary)	531,621
20,430	Nexi SpA (Financials)(a)(b)	129,658
19,164	Poste Italiane SpA (Financials)(a)	448,854
21,538	PRADA SpA (Consumer Discretionary)	126,589
11,992	Prysmian SpA (Industrials)	1,048,818
4,634	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	286,121
20,835	Ryanair Holdings PLC ADR (Industrials)	1,322,397
86,122	Snam SpA (Utilities)	524,594
453,015	Telecom Italia SpA (Communication Services)*	217,192
253,525	Telecom Italia SpA-RSP (Communication Services)*	136,981
59,020	Terna - Rete Elettrica Nazionale (Utilities)	593,837
59,972	UniCredit SpA (Financials)	4,635,829
15,815	Unipol Assicurazioni SpA (Financials)	330,430

		26,312,488

Japan – 24.7%
3,846	ABC-Mart, Inc. (Consumer Discretionary)	76,671
15,961	Acom Co. Ltd. (Financials)	50,310
31,333	Advantest Corp. (Information Technology)	2,491,488
101,523	Aeon Co. Ltd. (Consumer Staples)	1,235,632
8,566	AGC, Inc. (Industrials)	270,296
8,500	Air Water, Inc. (Materials)	149,217
21,402	Aisin Corp. (Consumer Discretionary)	357,417
36,830	Ajinomoto Co., Inc. (Consumer Staples)	1,005,629
7,887	Alfresa Holdings Corp. (Health Care)	119,305
14,888	ALSOK Co. Ltd. (Industrials)	114,227
12,914	Amada Co. Ltd. (Industrials)	166,367
18,781	ANA Holdings, Inc. (Industrials)(b)	379,969
63,334	Asahi Group Holdings Ltd. (Consumer Staples)	800,814
8,971	Asahi Intecc Co. Ltd. (Health Care)	154,949
52,953	Asahi Kasei Corp. (Materials)	436,211

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
26,918	Asics Corp. (Consumer Discretionary)	$733,152
76,297	Astellas Pharma, Inc. (Health Care)	841,826
21,961	Azbil Corp. (Information Technology)	222,041
24,373	Bandai Namco Holdings, Inc. (Consumer Discretionary)	845,772
5,434	BayCurrent Consulting, Inc. (Industrials)	309,885
23,397	Bridgestone Corp. (Consumer Discretionary)	1,067,824
10,570	Brother Industries Ltd. (Information Technology)	180,552
3,267	Calbee, Inc. (Consumer Staples)	59,532
38,332	Canon, Inc. (Information Technology)	1,135,666
14,067	Capcom Co. Ltd. (Communication Services)	383,711
39,762	Central Japan Railway Co. (Industrials)	1,062,396
26,885	Chiba Bank Ltd. (The) (Financials)	279,150
27,798	Chubu Electric Power Co., Inc. (Utilities)	385,281
27,319	Chugai Pharmaceutical Co. Ltd. (Health Care)	1,211,097
5,894	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	103,288
47,150	Concordia Financial Group Ltd. (Financials)	361,432
1,576	Cosmos Pharmaceutical Corp. (Consumer Staples)	95,467
17,375	CyberAgent, Inc. (Communication Services)	212,417
18,281	Dai Nippon Printing Co. Ltd. (Industrials)	308,595
14,381	Daifuku Co. Ltd. (Industrials)	460,055
149,643	Dai-ichi Life Holdings, Inc. (Financials)	1,250,040
74,341	Daiichi Sankyo Co. Ltd. (Health Care)	1,786,817
11,611	Daikin Industries Ltd.
	(Industrials)	1,470,898
2,523	Daito Trust Construction Co. Ltd. (Real Estate)	269,699
24,602	Daiwa House Industry Co. Ltd. (Real Estate)	876,171
190	Daiwa House REIT Investment Corp. REIT (Real Estate)	164,216
56,126	Daiwa Securities Group, Inc. (Financials)	440,751
70,407	Denso Corp. (Consumer Discretionary)	1,024,036
8,363	Dentsu Group, Inc. (Communication Services)	166,548

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
3,825	Disco Corp. (Information Technology)	$1,077,226
42,325	East Japan Railway Co. (Industrials)	1,041,802
19,433	Ebara Corp. (Industrials)	408,712
11,038	Eisai Co. Ltd. (Health Care)	341,157
7,065	Electric Power Development Co. Ltd. (Utilities)	135,213
116,983	ENEOS Holdings, Inc. (Energy)	700,982
40,002	FANUC Corp. (Industrials)	1,138,283
7,541	Fast Retailing Co. Ltd. (Consumer Discretionary)	2,389,289
4,564	Food & Life Cos. Ltd. (Consumer Discretionary)	265,059
5,723	Fuji Electric Co. Ltd. (Industrials)	368,151
6,113	Fuji Media Holdings, Inc. (Communication Services)	137,894
49,895	FUJIFILM Holdings Corp. (Information Technology)	1,193,130
10,312	Fujikura Ltd. (Industrials)	896,879
76,956	Fujitsu Ltd. (Information Technology)	1,874,304
7,694	Fukuoka Financial Group, Inc. (Financials)	233,925
204	GLP J REIT (Real Estate)	190,905
1,845	GMO Payment Gateway, Inc. (Financials)	106,761
9,196	Hakuhodo DY Holdings, Inc. (Communication Services)	74,188
11,736	Hamamatsu Photonics KK (Information Technology)	124,694
9,928	Hankyu Hanshin Holdings, Inc. (Industrials)	295,017
10,706	Haseko Corp. (Consumer Discretionary)	177,552
613	Hikari Tsushin, Inc. (Industrials)	164,288
1,234	Hirose Electric Co. Ltd. (Information Technology)	161,452
4,342	Hitachi Construction Machinery Co. Ltd. (Industrials)	135,443
186,214	Hitachi Ltd. (Industrials)	5,135,232
196,834	Honda Motor Co. Ltd. (Consumer Discretionary)	2,201,270
4,552	Hoshizaki Corp. (Industrials)	176,530
14,476	Hoya Corp. (Health Care)	1,897,926
23,953	Hulic Co. Ltd. (Real Estate)	257,924
5,232	Ibiden Co. Ltd. (Information Technology)	258,063
34,001	Idemitsu Kosan Co. Ltd. (Energy)	227,870
6,151	IHI Corp. (Industrials)	648,091
6,725	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	106,331
36,068	Inpex Corp. (Energy)	618,554
14,250	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	240,646

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
24,535	Isuzu Motors Ltd. (Consumer Discretionary)	$325,267
53,258	ITOCHU Corp. (Industrials)	3,045,853
10,472	J Front Retailing Co. Ltd. (Consumer Discretionary)	163,900
18,068	Japan Airlines Co. Ltd. (Industrials)(b)	386,033
44,442	Japan Exchange Group, Inc. (Financials)	468,711
292	Japan Metropolitan Fund Invest REIT (Real Estate)	222,542
58,710	Japan Post Bank Co. Ltd. (Financials)	744,946
74,029	Japan Post Holdings Co. Ltd. (Financials)	763,105
7,673	Japan Post Insurance Co. Ltd. (Financials)	216,668
302	Japan Real Estate Investment Corp. REIT (Real Estate)	263,074
47,161	Japan Tobacco, Inc. (Consumer Staples)	1,505,811
25,183	JFE Holdings, Inc. (Materials)	315,420
18,596	Kajima Corp. (Industrials)	557,912
40,272	Kansai Electric Power Co., Inc. (The) (Utilities)	564,206
6,548	Kansai Paint Co. Ltd. (Materials)	111,092
19,337	Kao Corp. (Consumer Staples)	882,924
6,576	Kawasaki Heavy Industries Ltd. (Industrials)	404,212
15,487	Kawasaki Kisen Kaisha Ltd. (Industrials)(b)	239,280
124,492	KDDI Corp. (Communication Services)	2,162,553
4,616	Keio Corp. (Industrials)	116,669
19,915	Keisei Electric Railway Co. Ltd. (Industrials)	184,603
4,330	Kewpie Corp. (Consumer Staples)	122,004
7,820	Keyence Corp. (Information Technology)	3,024,142
32,332	Kikkoman Corp. (Consumer Staples)	279,884
4,663	Kinden Corp. (Industrials)	167,433
7,948	Kintetsu Group Holdings Co. Ltd. (Industrials)	160,232
3,384	Kioxia Holdings Corp. (Information Technology)*	59,832
34,304	Kirin Holdings Co. Ltd. (Consumer Staples)	498,935
2,132	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	77,308
5,946	Kobe Bussan Co. Ltd.
	(Consumer Staples)	166,808
4,748	Koei Tecmo Holdings Co. Ltd. (Communication Services)	62,719
8,704	Koito Manufacturing Co. Ltd. (Consumer Discretionary)	125,173

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
5,939	Kokusai Electric Corp. (Information Technology)	$116,232
38,149	Komatsu Ltd. (Industrials)	1,309,005
4,026	Konami Group Corp. (Communication Services)	614,354
1,408	Kose Corp. (Consumer Staples)	54,680
40,121	Kubota Corp. (Industrials)	471,505
13,645	Kuraray Co. Ltd. (Materials)	164,957
4,725	Kurita Water Industries Ltd. (Industrials)	162,386
56,839	Kyocera Corp. (Information Technology)	765,338
12,502	Kyoto Financial Group, Inc. (Financials)	250,040
10,466	Kyowa Kirin Co. Ltd. (Health Care)	181,413
19,420	Kyushu Electric Power Co., Inc. (Utilities)	205,872
5,898	Kyushu Railway Co. (Industrials)	163,453
3,376	Lasertec Corp. (Information Technology)(b)	359,961
11,702	Lixil Corp. (Industrials)	152,985
109,929	LY Corp. (Communication Services)	350,994
17,194	M3, Inc. (Health Care)	255,934
10,248	Makita Corp. (Industrials)	350,871
62,312	Marubeni Corp. (Industrials)	1,435,309
7,477	Marui Group Co. Ltd. (Financials)	161,787
14,934	MatsukiyoCocokara & Co. (Consumer Staples)	310,021
24,191	Mazda Motor Corp. (Consumer Discretionary)	163,937
3,584	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	159,886
39,628	Mebuki Financial Group, Inc. (Financials)	246,958
7,720	Medipal Holdings Corp. (Health Care)	137,443
10,459	MEIJI Holdings Co. Ltd. (Consumer Staples)	217,835
23,217	Metaplanet, Inc. (Consumer Discretionary)*(b)	138,994
14,313	MINEBEA MITSUMI, Inc. (Industrials)	248,339
11,967	MISUMI Group, Inc. (Industrials)	184,039
59,906	Mitsubishi Chemical Group Corp. (Materials)	344,605
143,994	Mitsubishi Corp. (Industrials)	3,289,330
82,186	Mitsubishi Electric Corp. (Industrials)	1,988,249
48,773	Mitsubishi Estate Co. Ltd. (Real Estate)	1,049,039
7,617	Mitsubishi Gas Chemical Co., Inc. (Materials)	139,137

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
35,004	Mitsubishi HC Capital, Inc. (Financials)	$288,591
133,436	Mitsubishi Heavy Industries Ltd. (Industrials)	3,410,763
27,259	Mitsubishi Motors Corp. (Consumer Discretionary)	75,432
492,077	Mitsubishi UFJ Financial Group, Inc. (Financials)	7,570,931
103,139	Mitsui & Co. Ltd. (Industrials)	2,406,635
7,476	Mitsui Chemicals, Inc. (Materials)	185,239
116,026	Mitsui Fudosan Co. Ltd. (Real Estate)	1,240,666
15,179	Mitsui OSK Lines Ltd. (Industrials)(b)	490,959
106,344	Mizuho Financial Group, Inc. (Financials)	3,545,404
10,374	MonotaRO Co. Ltd. (Industrials)	179,995
55,794	MS&AD Insurance Group
	Holdings, Inc. (Financials)	1,315,572
71,964	Murata Manufacturing Co. Ltd. (Information Technology)	1,192,007
52,696	NEC Corp. (Information Technology)	1,628,345
13,558	Nexon Co. Ltd. (Communication Services)	309,805
9,992	NGK Insulators Ltd. (Industrials)	159,586
4,079	NH Foods Ltd. (Consumer Staples)	154,603
10,667	Nichirei Corp. (Consumer Staples)	123,289
38,369	NIDEC Corp. (Industrials)	839,114
11,251	Nikon Corp. (Consumer Discretionary)	127,855
49,237	Nintendo Co. Ltd. (Communication Services)	4,463,439
339	Nippon Building Fund, Inc. REIT (Real Estate)	328,321
10,403	NIPPON EXPRESS HOLDINGS, Inc. (Industrials)	229,210
37,385	Nippon Paint Holdings Co. Ltd. (Materials)	273,338
281	Nippon Prologis REIT, Inc. REIT (Real Estate)	163,634
7,850	Nippon Sanso Holdings Corp. (Materials)	287,963
42,679	Nippon Steel Corp. (Materials)	905,466
6,800	Nippon Television Holdings, Inc. (Communication Services)	179,465
18,152	Nippon Yusen KK (Industrials)	659,320
5,485	Nissan Chemical Corp. (Materials)	195,566
93,887	Nissan Motor Co. Ltd. (Consumer Discretionary)*(b)	212,553
10,746	Nisshin Seifun Group, Inc. (Consumer Staples)	131,009

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
7,666	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	$144,731
6,686	Niterra Co. Ltd. (Consumer Discretionary)	241,620
3,236	Nitori Holdings Co. Ltd. (Consumer Discretionary)	298,750
30,268	Nitto Denko Corp. (Materials)	693,901
128,805	Nomura Holdings, Inc. (Financials)	929,905
21,686	Nomura Real Estate Holdings, Inc. (Real Estate)	135,012
171	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	187,509
17,009	Nomura Research Institute Ltd. (Information Technology)	671,440
26,091	NTT Data Group Corp. (Information Technology)	702,987
2,299,612	NTT, Inc. (Communication Services)	2,440,181
29,063	Obayashi Corp. (Industrials)	474,371
1,197	OBIC Business Consultants Co. Ltd. (Information Technology)	69,802
13,713	Obic Co. Ltd. (Information Technology)	488,653
13,348	Odakyu Electric Railway Co. Ltd. (Industrials)	153,230
33,974	Oji Holdings Corp. (Materials)	187,843
46,726	Olympus Corp. (Health Care)	548,173
7,875	Omron Corp. (Information Technology)	203,385
17,129	Ono Pharmaceutical Co. Ltd. (Health Care)	193,310
3,149	Open House Group Co. Ltd. (Consumer Discretionary)	162,163
1,400	Oracle Corp. Japan (Information Technology)	145,650
46,846	Oriental Land Co. Ltd. (Consumer Discretionary)	1,122,773
48,327	ORIX Corp. (Financials)	1,260,633
234	Orix JREIT, Inc. REIT (Real Estate)	156,186
15,670	Osaka Gas Co. Ltd. (Utilities)	447,928
9,229	Otsuka Corp. (Information Technology)	190,583
19,161	Otsuka Holdings Co. Ltd. (Health Care)	1,013,481
16,058	Pan Pacific International Holdings Corp. (Consumer Discretionary)	583,589
94,939	Panasonic Holdings Corp. (Consumer Discretionary)	979,619
77,405	Persol Holdings Co. Ltd. (Industrials)	145,347
3,760	Rakuten Bank Ltd. (Financials)*	215,062
59,691	Rakuten Group, Inc. (Consumer Discretionary)*	372,761
62,428	Recruit Holdings Co. Ltd. (Industrials)	3,647,675

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
69,651	Renesas Electronics Corp. (Information Technology)	$838,231
93,758	Resona Holdings, Inc. (Financials)	954,662
7,895	Resonac Holdings Corp. (Materials)	209,064
23,796	Ricoh Co. Ltd. (Information Technology)	213,123
4,581	Rinnai Corp. (Consumer Discretionary)	114,381
14,774	Rohm Co. Ltd. (Information Technology)	219,560
8,273	Rohto Pharmaceutical Co. Ltd. (Consumer Staples)	141,907
21,644	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	469,955
6,871	Sanrio Co. Ltd. (Consumer Discretionary)	360,853
14,384	Santen Pharmaceutical Co. Ltd. (Health Care)	153,073
8,176	Sanwa Holdings Corp. (Industrials)	265,842
11,604	SBI Holdings, Inc. (Financials)	553,151
3,921	SCREEN Holdings Co. Ltd. (Information Technology)	303,906
6,022	SCSK Corp. (Information Technology)	193,139
17,822	Secom Co. Ltd. (Industrials)	661,292
6,501	Sega Sammy Holdings, Inc. (Consumer Discretionary)	136,020
9,378	Seibu Holdings, Inc. (Industrials)	341,523
11,564	Seiko Epson Corp. (Information Technology)	149,054
15,856	Sekisui Chemical Co. Ltd. (Industrials)	303,729
25,537	Sekisui House Ltd. (Consumer Discretionary)	579,703
97,358	Seven & i Holdings Co. Ltd. (Consumer Staples)(b)	1,268,820
13,107	SG Holdings Co. Ltd. (Industrials)	141,849
11,652	Sharp Corp. (Consumer
	Discretionary)*	70,614
10,013	Shimadzu Corp. (Information Technology)	247,009
1,986	Shimamura Co. Ltd. (Consumer Discretionary)	147,234
3,379	Shimano, Inc. (Consumer Discretionary)	378,117
22,794	Shimizu Corp. (Industrials)	308,707
71,616	Shin-Etsu Chemical Co. Ltd. (Materials)	2,222,742
32,404	Shionogi & Co. Ltd. (Health Care)	562,780
16,452	Shiseido Co. Ltd. (Consumer Staples)	269,597

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
19,315	Shizuoka Financial Group, Inc. (Financials)	$259,287
2,372	SMC Corp. (Industrials)	736,681
1,204,050	SoftBank Corp. (Communication Services)	1,871,372
41,977	SoftBank Group Corp. (Communication Services)	4,640,127
9,396	Sojitz Corp. (Industrials)	250,091
38,641	Sompo Holdings, Inc. (Financials)	1,251,934
257,222	Sony Group Corp. (Consumer Discretionary)	7,152,988
3,701	Square Enix Holdings Co. Ltd. (Communication Services)	255,472
4,760	Stanley Electric Co. Ltd. (Consumer Discretionary)	97,323
24,187	Subaru Corp. (Consumer Discretionary)	483,246
4,298	Sugi Holdings Co. Ltd. (Consumer Staples)	108,720
60,194	Sumitomo Chemical Co. Ltd. (Materials)	182,806
45,620	Sumitomo Corp. (Industrials)	1,288,514
30,668	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	877,900
20,946	Sumitomo Forestry Co. Ltd. (Consumer Discretionary)	240,595
4,821	Sumitomo Heavy Industries Ltd. (Industrials)	108,257
10,778	Sumitomo Metal Mining Co. Ltd. (Materials)	296,198
164,065	Sumitomo Mitsui Financial Group, Inc. (Financials)	4,523,311
28,402	Sumitomo Mitsui Trust Group, Inc. (Financials)	816,128
17,881	Sumitomo Realty & Development Co. Ltd. (Real Estate)	742,398
7,360	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	87,222
2,845	Sundrug Co. Ltd. (Consumer Staples)	89,695
5,259	Suntory Beverage & Food Ltd. (Consumer Staples)	163,331
67,799	Suzuki Motor Corp. (Consumer Discretionary)	910,144
20,009	Sysmex Corp. (Health Care)	254,567
22,707	T&D Holdings, Inc. (Financials)	596,808
7,013	Taisei Corp. (Industrials)	478,121
65,855	Takeda Pharmaceutical Co. Ltd. (Health Care)	1,982,939
5,653	TBS Holdings, Inc. (Communication Services)	208,602
81,041	TDK Corp. (Information Technology)	1,068,588
57,582	Terumo Corp. (Health Care)	1,044,575
9,908	TIS, Inc. (Information Technology)	332,347

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
8,776	Tobu Railway Co. Ltd. (Industrials)	$160,129
1,951	Toei Animation Co. Ltd. (Communication Services)	41,658
4,532	Toho Co. Ltd. (Communication Services)	288,850
19,404	Tohoku Electric Power Co., Inc. (Utilities)	150,395
74,896	Tokio Marine Holdings, Inc. (Financials)	3,265,175
6,929	Tokyo Century Corp. (Financials)	87,447
62,681	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	322,359
19,377	Tokyo Electron Ltd. (Information Technology)	2,727,231
13,727	Tokyo Gas Co. Ltd. (Utilities)	526,548
12,336	Tokyo Metro Co. Ltd. (Industrials)	143,755
23,162	Tokyu Corp. (Industrials)	293,498
24,976	Tokyu Fudosan Holdings Corp. (Real Estate)	202,343
11,355	TOPPAN Holdings, Inc. (Industrials)	296,201
63,597	Toray Industries, Inc. (Materials)	430,246
12,601	Tosoh Corp. (Materials)	200,354
6,416	TOTO Ltd. (Industrials)	167,495
3,836	Toyo Suisan Kaisha Ltd. (Consumer Staples)	266,097
7,172	Toyota Industries Corp. (Industrials)	798,164
450,724	Toyota Motor Corp. (Consumer Discretionary)	8,819,547
28,203	Toyota Tsusho Corp. (Industrials)	762,965
5,566	Trend Micro, Inc. (Information Technology)	297,624
7,850	Tsuruha Holdings, Inc. (Consumer Staples)(b)	121,472
48,161	Unicharm Corp. (Consumer Staples)	322,637
130	United Urban Investment Corp. REIT (Real Estate)	156,894
16,651	USS Co. Ltd. (Consumer Discretionary)	202,432
18,475	West Japan Railway Co. (Industrials)	414,610
11,164	Yakult Honsha Co. Ltd. (Consumer Staples)	182,677
27,288	Yamada Holdings Co. Ltd. (Consumer Discretionary)	86,348
16,349	Yamaha Corp. (Consumer Discretionary)	108,856
38,575	Yamaha Motor Co. Ltd. (Consumer Discretionary)	283,220
11,598	Yamato Holdings Co. Ltd. (Industrials)	197,006

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
5,572	Yamazaki Baking Co. Ltd. (Consumer Staples)	$129,637
10,282	Yaskawa Electric Corp. (Industrials)	207,146
10,066	Yokogawa Electric Corp. (Information Technology)	298,021
5,512	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	206,327
3,953	Zensho Holdings Co. Ltd. (Consumer Discretionary)	251,059
17,075	ZOZO, Inc. (Consumer Discretionary)	159,731

		207,690,105

Luxembourg – 0.1%
18,090	ArcelorMittal (Materials)	602,622
27,533	CVC Capital Partners PLC (Financials)(a)	555,923

		1,158,545

Macau – 0.1%
91,358	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	480,471
101,991	Sands China Ltd. (Consumer Discretionary)	266,103

		746,574

Mexico – 0.0%
7,749	Fresnillo PLC (Materials)	187,191

Netherlands – 3.7%
21,387	ABN AMRO Bank NV (Financials)(a)(b)	617,076
1,187	Adyen NV (Financials)*(a)	1,992,933
2,589	Argenx SE ADR (Health Care)*	1,843,886
1,953	ASM International NV (Information Technology)	938,855
16,484	ASML Holding NV (Information Technology)	12,282,904
3,188	EXOR NV (Financials)	319,608
5,269	Heineken Holding NV (Consumer Staples)	373,434
12,232	Heineken NV (Consumer Staples)	987,912
127,815	ING Groep NV (Financials)	3,046,011
38,773	Koninklijke Ahold Delhaize NV (Consumer Staples)	1,554,396
141,436	Koninklijke KPN NV (Communication Services)	674,786
34,982	Koninklijke Philips NV (Health Care)	964,289
10,841	NXP Semiconductors NV (Information Technology)	2,546,009
40,344	Universal Music Group NV (Communication Services)	1,139,956
10,044	Wolters Kluwer NV (Industrials)	1,265,001

		30,547,056

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

New Zealand – 0.3%
28,406	a2 Milk Co. Ltd. (The) (Consumer Staples)	$179,342
72,420	Auckland International Airport Ltd. (Industrials)	322,622
32,601	Contact Energy Ltd. (Utilities)	173,895
23,805	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	514,089
38,558	Infratil Ltd. (Financials)	258,453
3,477	Mainfreight Ltd. (Industrials)	121,763
27,419	Mercury NZ Ltd. (Utilities)	106,132
53,195	Meridian Energy Ltd. (Utilities)	179,224
76,824	Spark New Zealand Ltd. (Communication Services)	116,951
6,844	Xero Ltd. (Information Technology)*	732,785

		2,705,256

Norway – 0.7%
928	Aker ASA, Class A (Industrials)	67,701
12,890	Aker BP ASA (Energy)	325,732
31,001	AutoStore Holdings Ltd. (Industrials)*(a)	26,026
34,987	DNB Bank ASA (Financials)	921,732
25,141	Equinor ASA (Energy)	620,052
6,008	Frontline PLC (Energy)	123,479
7,615	Gjensidige Forsikring ASA (Financials)	211,607
17,597	Kongsberg Gruppen ASA (Industrials)	525,504
11,286	Leroy Seafood Group ASA (Consumer Staples)	55,265
18,612	Mowi ASA (Consumer Staples)	382,708
7,038	Nordic Semiconductor ASA (Information Technology)*	116,209
54,957	Norsk Hydro ASA (Materials)	356,518
3,761	Opera Ltd. ADR (Information Technology)	61,116
33,437	Orkla ASA (Consumer Staples)	373,724
2,287	Protector Forsikring ASA (Financials)	110,510
2,716	Salmar ASA (Consumer Staples)	139,078
5,273	SpareBank 1 SMN (Financials)	100,722
8,792	SpareBank 1 Sor-Norge ASA (Financials)	154,358
6,142	Sparebanken Norge (Financials)	103,774
17,327	Storebrand ASA (Financials)	266,610
27,022	Telenor ASA (Communication Services)	450,750
9,808	TOMRA Systems ASA (Industrials)	149,159
37,533	Var Energi ASA (Energy)	128,392
2,885	Vend Marketplaces ASA, Class A (Communication Services)	111,811
4,011	Vend Marketplaces ASA, Class B (Communication Services)	146,509

Shares	Description	Value

Common Stocks – (continued)

Norway – (continued)
4,264	Wallenius Wilhelmsen ASA (Industrials)	$39,871

		6,068,917

Poland – 0.5%
26,683	Allegro.eu SA (Consumer Discretionary)*(a)	267,386
2,389	Asseco Poland SA (Information Technology)	123,846
25,973	Bank Millennium SA (Financials)*	100,431
7,418	Bank Pekao SA (Financials)	373,048
534	Budimex SA (Industrials)	78,051
1,954	CCC SA (Consumer Discretionary)*(b)	89,498
2,910	CD Projekt SA (Communication Services)	201,246
20,155	Dino Polska SA (Consumer Staples)*(a)	251,281
10,166	InPost SA (Industrials)*	147,670
5,735	KGHM Polska Miedz SA (Materials)*	201,454
52	LPP SA (Consumer Discretionary)	246,165
548	mBank SA (Financials)*	132,071
24,463	ORLEN SA (Energy)	522,169
36,952	PGE Polska Grupa Energetyczna SA (Utilities)*	115,047
36,075	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	702,908
23,903	Powszechny Zaklad Ubezpieczen SA (Financials)	397,257
1,658	Santander Bank Polska SA (Financials)	230,234
17,962	Zabka Group SA (Consumer Staples)*(b)	107,460

		4,287,222

Portugal – 0.2%
308,055	Banco Comercial Portugues SA, Class R (Financials)	261,059
127,129	EDP SA (Utilities)	563,523
17,822	Galp Energia SGPS SA (Energy)	346,287
11,560	Jeronimo Martins SGPS SA (Consumer Staples)	286,045
8,971	Navigator Co. SA (The) (Materials)	34,820

		1,491,734

Russia – –%
12,172	Evraz PLC (Materials)*(c)	—

Singapore – 1.8%
160,910	CapitaLand Ascendas REIT (Real Estate)	341,134
240,782	CapitaLand Integrated Commercial Trust REIT (Real Estate)	427,890

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Singapore – (continued)
100,956	CapitaLand Investment Ltd. (Real Estate)	$217,177
18,555	City Developments Ltd. (Real Estate)	98,343
86,116	DBS Group Holdings Ltd. (Financials)	3,390,943
238,480	Genting Singapore Ltd. (Consumer Discretionary)	133,831
114,126	Grab Holdings Ltd., Class A (Industrials)*	569,489
10,961	Hafnia Ltd. (Energy)	67,048
3,041	Jardine Cycle & Carriage Ltd. (Industrials)	67,030
58,327	Keppel Ltd. (Industrials)	397,788
86,403	Mapletree Industrial Trust REIT (Real Estate)	138,730
138,479	Mapletree Logistics Trust REIT (Real Estate)	131,679
96,532	Mapletree Pan Asia Commercial Trust REIT (Real Estate)	103,830
136,681	Oversea-Chinese Banking Corp. Ltd. (Financials)	1,783,352
36,538	SATS Ltd. (Industrials)	94,264
12,600	Sea Ltd. ADR (Consumer Discretionary)*	2,350,404
135,736	Seatrium Ltd. (Industrials)	247,562
37,698	Sembcorp Industries Ltd. (Utilities)	178,353
55,684	Singapore Airlines Ltd. (Industrials)	285,581
34,384	Singapore Exchange Ltd. (Financials)	444,071
63,853	Singapore Technologies Engineering Ltd. (Industrials)	382,222
305,284	Singapore Telecommunications Ltd. (Communication Services)	1,025,545
27,798	STMicroelectronics NV (Information Technology)	756,499
54,901	United Overseas Bank Ltd. (Financials)	1,505,819
22,086	UOL Group Ltd. (Real Estate)	128,247

		15,266,831

South Africa – 0.2%
42,713	Anglo American PLC (Materials)	1,314,575

Spain – 3.0%
7,343	ACS Actividades de Construccion y Servicios SA (Industrials)	554,807
31,375	Aena SME SA (Industrials)(a)	908,563
19,117	Amadeus IT Group SA (Consumer Discretionary)	1,602,155
242,975	Banco Bilbao Vizcaya Argentaria SA (Financials)	4,405,395
627,324	Banco Santander SA (Financials)	5,991,752
147,563	CaixaBank SA (Financials)	1,473,324

Shares	Description	Value

Common Stocks – (continued)

Spain – (continued)
24,824	Cellnex Telecom SA (Communication Services)*(a)	$883,028
13,292	Endesa SA (Utilities)	405,138
235,495	Iberdrola SA (Utilities)	4,431,028
47,402	Industria de Diseno Textil SA (Consumer Discretionary)	2,341,429
4,479	Naturgy Energy Group SA (Utilities)	142,076
16,970	Redeia Corp. SA (Utilities)	329,931
51,053	Repsol SA (Energy)	837,204
169,545	Telefonica SA (Communication Services)(b)	908,516

		25,214,346

Sweden – 3.3%
7,380	AAK AB (Consumer Staples)	211,903
10,043	AddTech AB, Class B (Industrials)	351,811
11,865	Alfa Laval AB (Industrials)	539,600
41,324	Assa Abloy AB, Class B (Industrials)	1,458,512
107,747	Atlas Copco AB, Class A (Industrials)	1,718,752
64,268	Atlas Copco AB, Class B (Industrials)	912,823
4,980	Avanza Bank Holding AB (Financials)(b)	187,972
4,558	Axfood AB (Consumer Staples)	143,731
17,450	Beijer Ref AB (Industrials)	296,608
11,969	Boliden AB (Materials)*	411,946
14,943	Castellum AB (Real Estate)	169,225
5,697	Embracer Group AB (Communication Services)*	50,879
26,117	Epiroc AB, Class A (Industrials)	545,182
15,847	Epiroc AB, Class B (Industrials)	294,639
22,058	EQT AB (Financials)	792,276
25,739	Essity AB, Class B (Consumer Staples)	694,998
5,989	Evolution AB (Consumer Discretionary)(a)	518,799
27,638	Fastighets AB Balder, Class B (Real Estate)*	196,496
9,146	Getinge AB, Class B (Health Care)	200,195
23,532	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)	345,172
88,420	Hexagon AB, Class B (Information Technology)	984,048
3,207	Holmen AB, Class B (Materials)	124,810
16,134	Husqvarna AB, Class B (Industrials)	91,493
5,003	Industrivarden AB, Class A (Financials)	198,935
6,496	Industrivarden AB, Class C (Financials)	258,301
11,233	Indutrade AB (Industrials)	279,340
5,650	Investment AB Latour, Class B (Industrials)	143,308

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
21,572	Investor AB, Class A (Financials)	$664,294
75,336	Investor AB, Class B (Financials)	2,318,723
1,893	L E Lundbergforetagen AB, Class B (Financials)	95,749
9,459	Lifco AB, Class B (Industrials)	335,750
62,035	Nibe Industrier AB, Class B (Industrials)	254,404
6,048	Nordnet AB publ (Financials)	175,957
12,912	Saab AB, Class B (Industrials)	730,030
9,073	Sagax AB, Class B (Real Estate)	196,488
4,554	Sagax AB, Class D (Real Estate)	16,477
44,723	Sandvik AB (Industrials)	1,129,644
5,625	Sectra AB, Class B (Health Care)*	197,046
21,123	Securitas AB, Class B (Industrials)	323,002
67,760	Skandinaviska Enskilda Banken AB, Class A (Financials)	1,252,329
13,928	Skanska AB, Class B (Industrials)	345,476
14,472	SKF AB, Class B (Industrials)	371,048
9,261	SSAB AB, Class A (Materials)	53,848
24,594	SSAB AB, Class B (Materials)	139,416
25,104	Svenska Cellulosa AB SCA, Class B (Materials)	341,313
59,726	Svenska Handelsbanken AB, Class A (Financials)	767,550
1,485	Svenska Handelsbanken AB, Class B (Financials)(b)	31,752
7,607	Sweco AB, Class B (Industrials)	128,256
36,808	Swedbank AB, Class A (Financials)	1,035,098
7,929	Swedish Orphan Biovitrum AB (Health Care)*	240,566
23,233	Tele2 AB, Class B (Communication Services)	408,895
124,371	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	989,339
94,795	Telia Co. AB (Communication Services)	353,502
4,443	Thule Group AB (Consumer Discretionary)(a)	124,287
8,800	Trelleborg AB, Class B (Industrials)	340,248
7,989	Volvo AB, Class A (Industrials)	245,087
63,524	Volvo AB, Class B (Industrials)	1,952,148
19,850	Volvo Car AB, Class B (Consumer Discretionary)*(b)	41,331

		27,720,807

Switzerland – 4.0%
67,808	ABB Ltd. (Industrials)	4,555,326
42	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	640,736

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
22,550	Cie Financiere Richemont SA (Consumer Discretionary)	$3,943,887
10,710	DSM-Firmenich AG (Materials)	1,046,762
4,643	Galderma Group AG (Health Care)	811,167
1,413	Geberit AG (Industrials)	1,036,607
396	Givaudan SA (Materials)	1,670,133
2,188	Kuehne + Nagel International AG (Industrials)	445,787
2,980	Lonza Group AG (Health Care)	2,114,586
920	Partners Group Holding AG (Financials)	1,263,626
834	Schindler Holding AG (Industrials)	298,510
1,731	Schindler Holding AG Participation Certificates (Industrials)	643,831
7,116	SGS SA (Industrials)	726,339
6,500	Sika AG (Materials)	1,508,979
4,549	Straumann Holding AG (Health Care)	534,118
1,213	Swiss Life Holding AG (Financials)	1,311,598
1,076	Swisscom AG (Communication Services)	778,334
136,042	UBS Group AG (Financials)	5,512,846
6,199	Zurich Insurance Group AG (Financials)	4,533,753

		33,376,925

United Kingdom – 11.3%
40,866	3i Group PLC (Financials)	2,218,971
9,963	Admiral Group PLC (Financials)	488,078
18,614	Ashtead Group PLC (Industrials)	1,369,584
12,873	Associated British Foods PLC (Consumer Staples)	375,669
64,073	AstraZeneca PLC (Health Care)	10,206,112
38,330	Auto Trader Group PLC (Communication Services)(a)	415,943
130,725	Aviva PLC (Financials)	1,150,830
128,654	BAE Systems PLC (Industrials)	3,054,851
605,618	Barclays PLC (Financials)	2,948,866
57,554	Barratt Redrow PLC (Consumer Discretionary)	279,697
88,975	British American Tobacco PLC (Consumer Staples)	5,030,775
256,614	BT Group PLC (Communication Services)	750,602
14,351	Bunzl PLC (Industrials)	485,111
216,337	Centrica PLC (Utilities)	470,428
113,378	CK Hutchison Holdings Ltd. (Industrials)	746,802
8,671	Coca-Cola Europacific Partners PLC (Consumer Staples)	770,505
72,821	Compass Group PLC (Consumer Discretionary)	2,471,427

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
69,362	Convatec Group PLC (Health Care)(a)	$221,721
5,526	Croda International PLC (Materials)	187,245
4,157	DCC PLC (Industrials)	264,191
95,331	Diageo PLC (Consumer Staples)	2,639,050
15,861	Halma PLC (Information Technology)	704,586
6,627	Hikma Pharmaceuticals PLC (Health Care)	159,818
746,338	HSBC Holdings PLC (Financials)	9,545,955
12,151	ICG PLC (Financials)	358,210
32,822	Imperial Brands PLC (Consumer Staples)	1,384,425
57,111	Informa PLC (Communication Services)	671,599
6,300	InterContinental Hotels Group PLC (Consumer Discretionary)	761,960
73,823	International Consolidated Airlines Group SA ADR (Industrials)	759,639
6,764	Intertek Group PLC (Industrials)	428,596
73,860	J Sainsbury PLC (Consumer Staples)	298,767
105,039	JD Sports Fashion PLC (Consumer Discretionary)	136,265
79,750	Kingfisher PLC (Consumer Discretionary)	277,339
31,815	Land Securities Group PLC REIT (Real Estate)	238,129
244,443	Legal & General Group PLC (Financials)	817,380
2,568,504	Lloyds Banking Group PLC (Financials)	2,759,485
20,410	London Stock Exchange Group PLC (Financials)	2,528,070
101,690	M&G PLC (Financials)	364,216
85,949	Marks & Spencer Group PLC (Consumer Staples)	401,083
56,255	Melrose Industries PLC (Industrials)	446,900
209,819	National Grid PLC (Utilities)	2,950,985
332,917	NatWest Group PLC (Financials)	2,296,615
5,015	Next PLC (Consumer Discretionary)	810,013
27,506	Pearson PLC (Consumer Discretionary)	400,235
31,451	Phoenix Group Holdings PLC (Financials)	289,582
29,111	Reckitt Benckiser Group PLC (Consumer Staples)	2,174,972
78,198	RELX PLC (Industrials)	3,640,679
107,829	Rentokil Initial PLC (Industrials)	531,741

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
34,210	Rightmove PLC (Communication Services)	$343,503
361,641	Rolls-Royce Holdings PLC (Industrials)	5,227,968
41,254	Sage Group PLC (The) (Information Technology)	605,574
34,046	Schroders PLC (Financials)	174,792
52,340	Segro PLC REIT (Real Estate)	443,376
11,102	Severn Trent PLC (Utilities)	387,883
37,359	Smith & Nephew PLC (Health Care)	698,054
14,715	Smiths Group PLC (Industrials)	468,389
3,083	Spirax Group PLC (Industrials)	303,858
47,420	SSE PLC (Utilities)	1,108,356
80,839	Standard Chartered PLC (Financials)	1,513,755
148,404	Taylor Wimpey PLC (Consumer Discretionary)	191,960
281,011	Tesco PLC (Consumer Staples)	1,604,823
103,354	Unilever PLC (Consumer Staples)	6,495,887
28,661	United Utilities Group PLC (Utilities)	445,308
839,185	Vodafone Group PLC (Communication Services)	1,001,809
10,911	Weir Group PLC (The) (Industrials)	363,226
7,846	Whitbread PLC (Consumer Discretionary)	333,381
28,943	Wise PLC, Class A (Financials)*	412,150
45,129	WPP PLC (Communication Services)	238,338

		95,046,092

United States – 8.8%
21,090	Alcon AG (Health Care)	1,680,232
619,910	BP PLC (Energy)	3,618,965
20,657	CSL Ltd. (Health Care)	2,878,275
2,033	CyberArk Software Ltd. (Information Technology)*	921,478
39,116	Experian PLC (Industrials)	2,025,123
20,201	Ferrovial SE (Industrials)	1,103,999
174,616	GSK PLC (Health Care)	3,426,665
387,673	Haleon PLC (Health Care)	1,900,745
20,646	Holcim AG (Materials)*	1,731,158
3,479	ICON PLC (Health Care)*	619,053
24,627	James Hardie Industries PLC CDI (Materials)*	502,410
1,690	Monday.com Ltd. (Information Technology)*	326,170
110,013	Nestle SA (Consumer Staples)	10,379,676
81,208	Novartis AG (Health Care)	10,280,960
30,034	Roche Holding AG (Health Care)	9,783,931
1,219	Roche Holding AG (Health Care)	418,309
46,803	Sanofi SA (Health Care)	4,628,612

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
23,093	Schneider Electric SE (Industrials)	$5,677,731
252,260	Shell PLC (Energy)	9,283,825
83,712	Stellantis NV (Consumer Discretionary)	801,909
12,387	Swiss Re AG (Financials)	2,246,263
15,337	Tenaris SA (Energy)	278,525

		74,514,014

TOTAL COMMON STOCKS (Cost $679,297,065)		832,083,423

Shares	Description	Rate	Value

Preferred Stocks – 0.3%

Germany – 0.3%
2,460	Bayerische Motoren Werke AG (Consumer Discretionary)	5.24%	235,538
4,793	Dr. Ing hc F Porsche AG (Consumer Discretionary)(a)	5.07	254,423
7,039	Henkel AG & Co. KGaA (Consumer Staples)	2.83	593,714
6,444	Porsche Automobil Holding SE (Consumer Discretionary)	5.25	274,479
1,034	Sartorius AG (Health Care)	0.36	239,881
8,846	Volkswagen AG (Consumer Discretionary)	6.37	1,031,076

TOTAL PREFERRED STOCKS (Cost $3,424,354)			2,629,111

Units	Description	Expiration Month	Value

Rights – 0.0%

Italy* – 0.0%
255,519	Telecom Italia SpA*	09/25	—
456,575	Telecom Italia SpA-RSP*	09/25	—

TOTAL RIGHTS (Cost $0)			—

Shares	Dividend Rate	Value

Investment Company – 0.4%(d)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
3,177,483	4.114%	$3,177,483
(Cost $3,177,483)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $685,898,902)		837,890,017

Securities Lending Reinvestment Vehicle – 1.3%(d)

Goldman Sachs Financial Square Government Fund – Institutional Shares
10,762,363	4.154%	10,762,363
(Cost $10,762,363)

TOTAL INVESTMENTS – 100.9% (Cost $696,661,265)		$848,652,380

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(7,937,850)

NET ASSETS – 100.0%		$840,714,530

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	23.8%
Industrials	18.9
Health Care	10.6
Consumer Discretionary	10.2
Information Technology	8.0
Consumer Staples	7.8
Materials	5.4
Communication Services	4.8
Energy	3.3
Utilities	3.3
Real Estate	2.2

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Investment Company	0.4%
Securities Lending Reinvestment Vehicle	1.3
TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI EAFE E-Mini Index	36	09/19/25	$4,897,980	$81,129

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.9%

Communication Services – 11.3%
37,639	Alphabet, Inc., Class A	$8,013,720
30,644	Alphabet, Inc., Class C	6,543,413
2,294	AST SpaceMobile, Inc.*	112,268
1,233	DoubleVerify Holdings, Inc.*	20,061
9	GCI Liberty, Inc., Class A*	336
86	GCI Liberty, Inc., Class C*	3,151
170	Iridium Communications, Inc.	4,231
66	Liberty Broadband Corp., Class A*	4,004
415	Liberty Broadband Corp., Class C*	25,257
121	Liberty Media Corp.-Liberty Formula One, Class A*	10,905
935	Liberty Media Corp.-Liberty Formula One, Class C*	93,406
2,319	Live Nation Entertainment, Inc.*	386,090
17,911	Meta Platforms, Inc., Class A	13,230,856
6,275	Netflix, Inc.*	7,581,769
20	Nexstar Media Group, Inc.	4,090
4,209	Pinterest, Inc., Class A*	154,176
1,713	Reddit, Inc., Class A*	385,562
8,327	ROBLOX Corp., Class A*	1,037,461
275	Roku, Inc.*	26,554
2,265	Spotify Technology SA*	1,544,458
862	Take-Two Interactive Software, Inc.*	201,079
428	TKO Group Holdings, Inc.	81,132
6,530	Trade Desk, Inc. (The), Class A*	356,930
777	Trump Media & Technology Group Corp.*	13,621

		39,834,530

Consumer Discretionary – 14.7%
6,293	Airbnb, Inc., Class A*	821,425
62,681	Amazon.com, Inc.*	14,353,949
31	AutoZone, Inc.*	130,154
229	Birkenstock Holding PLC (Germany)*	11,938
455	Booking Holdings, Inc.	2,547,568
124	Bright Horizons Family Solutions, Inc.*	14,637
922	Burlington Stores, Inc.*	268,007
4,785	Carnival Corp.*	152,594
1,894	Carvana Co.*	704,416
1,427	Cava Group, Inc.*	96,394
3,007	Chewy, Inc., Class A*	123,167
19,842	Chipotle Mexican Grill, Inc.*	836,142
118	Choice Hotels International, Inc.(a)	14,110
791	Churchill Downs, Inc.	82,050
18,154	Coupang, Inc. (South Korea)*	518,841
1,625	Darden Restaurants, Inc.	336,278
2,212	Deckers Outdoor Corp.*	264,622
135	Domino’s Pizza, Inc.	61,870
5,298	DoorDash, Inc., Class A*	1,299,334
7,111	DraftKings, Inc., Class A*	341,186
561	Duolingo, Inc.*	167,099
1,655	Dutch Bros, Inc., Class A*	118,879
1,032	Etsy, Inc.*	54,706

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
1,767	Expedia Group, Inc.	$379,552
572	Floor & Decor Holdings, Inc., Class A*	46,858
2,137	Flutter Entertainment PLC (United Kingdom)	656,422
118	Grand Canyon Education, Inc.*	23,785
433	H&R Block, Inc.	21,802
3,459	Hilton Worldwide Holdings, Inc.	954,892
11,221	Home Depot, Inc. (The)	4,564,366
4,746	Las Vegas Sands Corp.	273,512
1,255	Light & Wonder, Inc.*	116,050
35	Lithia Motors, Inc.	11,784
862	Lululemon Athletica, Inc.*	174,296
2,581	Marriott International, Inc., Class A	691,347
581	McDonald’s Corp.	182,167
255	Murphy USA, Inc.	96,007
6,176	Norwegian Cruise Line Holdings Ltd.*	153,412
3,159	On Holding AG, Class A (Switzerland)*	142,408
11,581	O’Reilly Automotive, Inc.*	1,200,718
1,198	Planet Fitness, Inc., Class A*	125,550
100	Pool Corp.	31,071
35	Ralph Lauren Corp.	10,393
2,953	Restaurant Brands International, Inc. (Canada)	187,013
44	RH*	9,929
925	Ross Stores, Inc.	136,123
3,746	Royal Caribbean Cruises Ltd.	1,360,622
199	SharkNinja, Inc.*	23,275
2,998	Somnigroup International, Inc.	251,682
2,224	Starbucks Corp.	196,135
2,805	Tapestry, Inc.	285,605
40,369	Tesla, Inc.*	13,477,998
971	Texas Roadhouse, Inc.	167,546
8,275	TJX Cos., Inc. (The)	1,130,448
35	TopBuild Corp.*	14,727
7,785	Tractor Supply Co.	480,802
305	Travel + Leisure Co.	19,279
155	Ulta Beauty, Inc.*	76,373
474	Vail Resorts, Inc.	77,641
1,618	Valvoline, Inc.*	62,746
2,917	Viking Holdings Ltd.*	185,580
240	Wayfair, Inc., Class A*	17,904
1,287	Wendy’s Co. (The)	13,655
251	Williams-Sonoma, Inc.	47,236
425	Wingstop, Inc.	139,451
969	Wyndham Hotels & Resorts, Inc.	83,925
1,354	Yum! Brands, Inc.	198,997

		51,820,450

Consumer Staples – 3.2%
270	BJ’s Wholesale Club Holdings, Inc.*	26,374
86	Casey’s General Stores, Inc.	42,529
2,355	Celsius Holdings, Inc.*	148,082
28,093	Coca-Cola Co. (The)	1,938,136
104	Coca-Cola Consolidated, Inc.	12,193

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
5,579	Colgate-Palmolive Co.	$469,027
6,561	Costco Wholesale Corp.	6,189,122
252	Darling Ingredients, Inc.*	8,558
223	Freshpet, Inc.*	12,448
316	Hershey Co. (The)	58,065
1,767	Kimberly-Clark Corp.	228,190
10,311	Monster Beverage Corp.*	643,509
2,755	PepsiCo, Inc.	409,531
274	Performance Food Group Co.*	27,784
1,440	Sprouts Farmers Market, Inc.*	202,378
3,845	Sysco Corp.	309,407
6,429	Walmart, Inc.	623,484

		11,348,817

Energy – 0.4%
1,444	Cheniere Energy, Inc.	349,188
232	HF Sinclair Corp.	11,804
426	Phillips 66	56,905
1,737	Schlumberger NV	63,991
3,144	Targa Resources Corp.	527,438
273	Texas Pacific Land Corp.	254,840
928	Williams Cos., Inc. (The)	53,713

		1,317,879

Financials – 8.4%
2,298	Affirm Holdings, Inc.*	203,281
545	Ally Financial, Inc.	22,372
2,668	American Express Co.	883,855
1,283	Ameriprise Financial, Inc.	660,501
2,877	Aon PLC, Class A	1,055,859
4,239	Apollo Global Management, Inc.	577,479
2,761	Ares Management Corp., Class A	494,771
249	Arthur J Gallagher & Co.	75,385
7,968	Bank of America Corp.	404,296
739	Bank of New York Mellon Corp. (The)	78,038
10,832	Blackstone, Inc.	1,856,605
2,990	Block, Inc.*	238,124
8,680	Blue Owl Capital, Inc.	160,754
1,889	Brookfield Asset Management Ltd., Class A (Canada)	113,642
426	Brown & Brown, Inc.	41,301
2,201	Charles Schwab Corp. (The)	210,944
4,829	Citigroup, Inc.	466,336
301	Coinbase Global, Inc., Class A*	91,666
1,004	Corpay, Inc.*	326,973
9	Credit Acceptance Corp.*	4,633
4,529	Equitable Holdings, Inc.	241,215
104	Everest Group Ltd.	35,555
30	FactSet Research Systems, Inc.	11,200
2,248	Fiserv, Inc.*	310,629
218	Freedom Holding Corp. (Kazakhstan)*(a)	37,261
236	Goldman Sachs Group, Inc. (The)	175,879
370	Hamilton Lane, Inc., Class A	57,106
305	Houlihan Lokey, Inc.	60,771
329	Interactive Brokers Group, Inc., Class A	20,477

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
544	Jefferies Financial Group, Inc.	$35,278
328	Kinsale Capital Group, Inc.	150,044
2,470	KKR & Co., Inc.	344,540
313	Lazard, Inc.	17,891
1,166	LPL Financial Holdings, Inc.	424,984
32	Markel Group, Inc.*	62,690
836	Marsh & McLennan Cos., Inc.	172,057
12,032	Mastercard, Inc., Class A	7,162,529
2,305	Moody’s Corp.	1,174,997
230	Morningstar, Inc.	60,357
549	MSCI, Inc.	311,678
47,216	NU Holdings Ltd., Class A (Brazil)*	698,797
84	Pinnacle Financial Partners, Inc.	8,166
110	Popular, Inc. (Puerto Rico)	13,820
429	Progressive Corp. (The)	105,989
77	RLI Corp.	5,215
1,418	Robinhood Markets, Inc., Class A*	147,514
1,547	Ryan Specialty Holdings, Inc.	87,452
965	Shift4 Payments, Inc., Class A*	87,265
422	SLM Corp.	13,200
2,094	SoFi Technologies, Inc.*	53,481
6,677	Toast, Inc., Class A*	301,133
1,745	TPG, Inc.	105,311
137	Tradeweb Markets, Inc., Class A	16,900
991	UWM Holdings Corp.	5,649
25,179	Visa, Inc., Class A	8,857,469
328	Western Alliance Bancorp	29,372
71	WEX, Inc.*	12,166
619	XP, Inc., Class A (Brazil)	11,229

		29,394,081

Health Care – 8.6%
26,195	AbbVie, Inc.	5,511,428
1,850	Alnylam Pharmaceuticals, Inc.*	826,043
5,863	Amgen, Inc.	1,686,844
1,625	Apellis Pharmaceuticals, Inc.*	44,801
3,725	Boston Scientific Corp.*	392,988
5,806	Bristol-Myers Squibb Co.	273,927
1,788	Cardinal Health, Inc.	266,019
2,704	Cencora, Inc.	788,513
20	Chemed Corp.	9,159
312	Cigna Group (The)	93,871
1,358	Corcept Therapeutics, Inc.*	94,680
554	DaVita, Inc.*	76,319
5,720	Dexcom, Inc.*	430,945
1,873	Doximity, Inc., Class A*	127,252
11,840	Eli Lilly & Co.	8,673,747
142	Exact Sciences Corp.*	6,734
3,234	Exelixis, Inc.*	121,016
4,950	Gilead Sciences, Inc.	559,202
1,757	Halozyme Therapeutics, Inc.*	128,525
541	HCA Healthcare, Inc.	218,542
1,189	IDEXX Laboratories, Inc.*	769,390
586	Incyte Corp.*	49,581
2,471	Insmed, Inc.*	336,303
440	Inspire Medical Systems, Inc.*	41,224
1,039	Insulet Corp.*	353,135

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
5,275	Intuitive Surgical, Inc.*	$2,496,631
2,202	Ionis Pharmaceuticals, Inc.*	93,882
656	Masimo Corp.*	91,650
1,720	McKesson Corp.	1,181,021
331	Medpace Holdings, Inc.*	157,394
429	Molina Healthcare, Inc.*	77,576
1,911	Natera, Inc.*	321,526
1,185	Neurocrine Biosciences, Inc.*	165,426
558	Penumbra, Inc.*	152,133
119	Repligen Corp.*	14,556
491	ResMed, Inc.	134,784
1,363	Sarepta Therapeutics, Inc.*	24,807
1,293	Stryker Corp.	506,093
1,670	Summit Therapeutics, Inc.*(a)	39,579
1,179	Tempus AI, Inc.*	89,439
1,352	Ultragenyx Pharmaceutical, Inc.*	40,506
1,725	Veeva Systems, Inc., Class A*	464,370
3,812	Vertex Pharmaceuticals, Inc.*	1,490,568
122	Viking Therapeutics, Inc.*	3,300
450	Waters Corp.*	135,810
5,263	Zoetis, Inc.	823,133

		30,384,372

Industrials – 7.4%
1,252	3M Co.	194,724
944	AAON, Inc.	78,305
311	Alaska Air Group, Inc.*	19,525
209	Allison Transmission Holdings, Inc.	18,248
702	American Airlines Group, Inc.*	9,386
196	Armstrong World Industries, Inc.	38,371
5,591	Automatic Data Processing, Inc.	1,699,944
136	Avis Budget Group, Inc.*	21,519
1,094	Axon Enterprise, Inc.*	817,535
1,503	Boeing Co. (The)*	352,724
1,834	Booz Allen Hamilton Holding Corp.	199,392
1,544	Broadridge Financial Solutions, Inc.	394,677
232	BWX Technologies, Inc.	37,593
98	Carlisle Cos., Inc.	37,817
831	Caterpillar, Inc.	348,222
5,094	Cintas Corp.	1,069,893
502	Comfort Systems USA, Inc.	353,097
12,176	Copart, Inc.*	594,311
1,621	Core & Main, Inc., Class A*	104,911
239	Dayforce, Inc.*	16,675
222	EMCOR Group, Inc.	137,640
315	Equifax, Inc.	77,584
2,274	ExlService Holdings, Inc.*	99,556
13,936	Fastenal Co.	692,062
205	Ferguson Enterprises, Inc.	47,386
1,509	FTAI Aviation Ltd.	232,160
4,051	GE Vernova, Inc.	2,483,141
15,550	General Electric Co.	4,279,360
617	HEICO Corp.	192,517
1,119	HEICO Corp., Class A	274,166
5,935	Howmet Aerospace, Inc.	1,033,283
1,403	Illinois Tool Works, Inc.	371,304

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
696	Karman Holdings, Inc.*	$37,173
184	KBR, Inc.	9,285
469	Lennox International, Inc.	261,636
433	Leonardo DRS, Inc.	18,039
573	Loar Holdings, Inc.*	40,488
845	Lockheed Martin Corp.	385,007
918	Lyft, Inc., Class A*	14,890
195	MasTec, Inc.*	35,430
145	Old Dominion Freight Line, Inc.	21,891
1,498	Paychex, Inc.	208,904
394	Paycom Software, Inc.	89,497
606	Paylocity Holding Corp.*	108,613
1,678	Quanta Services, Inc.	634,217
154	RB Global, Inc. (Canada)	17,639
95	RBC Bearings, Inc.*	37,046
5,798	Rocket Lab Corp.*	281,783
131	Rockwell Automation, Inc.	44,989
4,103	Rollins, Inc.	231,984
45	Simpson Manufacturing Co., Inc.	8,600
247	SiteOne Landscape Supply, Inc.*	35,380
779	Southwest Airlines Co.	25,629
136	Spirit AeroSystems Holdings, Inc., Class A*	5,656
188	StandardAero, Inc.*	4,980
860	Tetra Tech, Inc.	31,321
3,293	Trane Technologies PLC	1,368,571
135	TransDigm Group, Inc.	188,849
29,778	Uber Technologies, Inc.*	2,791,687
39	U-Haul Holding Co.*	2,244
670	U-Haul Holding Co.	35,001
681	Union Pacific Corp.	152,251
1,366	Veralto Corp.	145,056
1,250	Verisk Analytics, Inc.	335,150
5,623	Vertiv Holdings Co., Class A	717,214
559	W.W. Grainger, Inc.	566,546
5,475	Waste Management, Inc.	1,239,485
791	WillScot Holdings Corp.	19,174
341	XPO, Inc.*	44,228

		26,522,561

Information Technology – 44.5%
6,297	Adobe, Inc.*	2,246,140
13,927	Advanced Micro Devices, Inc.*	2,264,948
17,840	Amphenol Corp., Class A	1,942,062
330	Appfolio, Inc., Class A*	91,535
69,209	Apple, Inc.	16,066,177
3,403	Applied Materials, Inc.	547,066
3,522	AppLovin Corp., Class A*	1,685,594
15,265	Arista Networks, Inc.*	2,084,436
2,115	Astera Labs, Inc.*	385,353
2,362	Atlassian Corp., Class A*	419,916
3,151	Autodesk, Inc.*	991,620
2,308	Bentley Systems, Inc., Class B	128,440
45,284	Broadcom, Inc.	13,467,009
4,045	Cadence Design Systems, Inc.*	1,417,489
133	CDW Corp.	21,913
4,563	Cloudflare, Inc., Class A*	952,344
3,742	Confluent, Inc., Class A*	74,316

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
3,614	Crowdstrike Holdings, Inc., Class A*	$1,531,252
4,561	Datadog, Inc., Class A*	623,398
671	Dell Technologies, Inc., Class C	81,963
2,185	Docusign, Inc.*	167,502
1,141	Dropbox, Inc., Class A*	33,158
4,339	Dynatrace, Inc.*	219,553
1,287	Elastic NV*	109,472
1,973	Enphase Energy, Inc.*	74,382
350	Entegris, Inc.	29,309
277	Fair Isaac Corp.*	421,494
9,419	Fortinet, Inc.*	741,935
1,088	Gartner, Inc.*	273,295
850	Gen Digital, Inc.	25,670
1,902	Gitlab, Inc., Class A*	91,334
69	Globant SA*	4,641
2,006	GoDaddy, Inc., Class A*	297,510
1,246	Guidewire Software, Inc.*	270,407
736	HubSpot, Inc.*	355,613
4,047	Intuit, Inc.	2,699,349
1,024	Jabil, Inc.	209,746
1,971	KLA Corp.	1,718,712
222	Kyndryl Holdings, Inc.*	7,057
18,913	Lam Research Corp.	1,894,137
1,753	Lattice Semiconductor Corp.*	116,364
83	Lumentum Holdings, Inc.*	11,023
227	MACOM Technology Solutions Holdings, Inc.*	29,090
895	Manhattan Associates, Inc.*	192,819
858	Marvell Technology, Inc.	53,938
72,581	Microsoft Corp.	36,776,067
109	MongoDB, Inc.*	34,402
681	Monolithic Power Systems, Inc.	569,153
1,031	Motorola Solutions, Inc.	487,106
218	nCino, Inc.*	7,000
1,153	NetApp, Inc.	130,047
906	Nutanix, Inc., Class A*	60,892
227,027	NVIDIA Corp.	39,543,563
1,027	Okta, Inc.*	95,275
191	Onto Innovation, Inc.*	20,246
24,478	Oracle Corp.	5,535,210
32,296	Palantir Technologies, Inc., Class A*	5,061,106
9,712	Palo Alto Networks, Inc.*	1,850,330
472	Pegasystems, Inc.	25,587
1,669	Procore Technologies, Inc.*	116,012
203	PTC, Inc.*	43,341
3,888	Pure Storage, Inc., Class A*	301,748
3,721	QUALCOMM, Inc.	598,076
1,127	RingCentral, Inc., Class A*	34,385
829	Rubrik, Inc., Class A*	74,113
1,528	Salesforce, Inc.	391,550
3,851	Samsara, Inc., Class A*	139,175
3,021	SentinelOne, Inc., Class A*	56,976
3,053	ServiceNow, Inc.*	2,801,005
4,631	Snowflake, Inc.*	1,105,234
215	Strategy, Inc., Class A*	71,898
3,379	Super Micro Computer, Inc.*	140,364
2,001	Synopsys, Inc.*	1,207,644

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
317	Teradata Corp.*	$6,651
5,498	Texas Instruments, Inc.	1,113,235
381	Twilio, Inc., Class A*	40,237
513	Tyler Technologies, Inc.*	288,757
70	Ubiquiti, Inc.	36,969
260	Unity Software, Inc.*	10,247
3,177	Workday, Inc., Class A*	733,315
1,424	Zscaler, Inc.*	394,519

		156,971,916

Materials – 0.4%
887	Anglogold Ashanti PLC (United Kingdom)	50,257
121	Carpenter Technology Corp.	29,147
24	Eagle Materials, Inc.	5,542
910	Ecolab, Inc.	252,106
1,372	James Hardie Industries PLC*	27,618
3,132	Sherwin-Williams Co. (The)	1,145,780
200	Steel Dynamics, Inc.	26,184

		1,536,634

Real Estate – 0.6%
6,914	American Tower Corp. REIT	1,409,419
468	CBRE Group, Inc., Class A*	75,872
736	CoStar Group, Inc.*	65,865
220	Jones Lang LaSalle, Inc.*	67,225
1,261	Lamar Advertising Co., Class A REIT	160,462
307	Public Storage REIT	90,439
1,035	Simon Property Group, Inc.
	REIT	186,983
348	Sun Communities, Inc. REIT	44,151
259	UDR, Inc. REIT	10,249

		2,110,665

Utilities – 0.4%
2,903	NRG Energy, Inc.	422,560
5,007	Vistra Corp.	946,874

		1,369,434

TOTAL COMMON STOCKS

(Cost $305,270,867)		352,611,339

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
261,184	4.114%	261,184
(Cost $261,184)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $305,532,051)		352,872,523

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
91,605	4.154%	$91,605
(Cost $91,605)

TOTAL INVESTMENTS – 100.0%
(Cost $305,623,656)		$352,964,128

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		26,691

NET ASSETS – 100.0%		$352,990,819

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.5%

Communication Services – 7.7%
25,941	Alphabet, Inc., Class A	$5,523,099
21,127	Alphabet, Inc., Class C	4,511,248
162	AST SpaceMobile, Inc.*	7,928
88,206	AT&T, Inc.	2,583,554
1,141	Charter Communications, Inc., Class A*	303,027
46,573	Comcast Corp., Class A	1,582,085
919	DoubleVerify Holdings, Inc.*	14,952
3,278	Electronic Arts, Inc.	563,652
2,711	Fox Corp., Class A	161,847
1,690	Fox Corp., Class B	92,189
2,965	Frontier Communications Parent, Inc.*	109,942
30	GCI Liberty, Inc., Class A*	1,120
220	GCI Liberty, Inc., Class C*	8,061
1,038	IAC, Inc.*	38,012
4,634	Interpublic Group of Cos., Inc. (The)	124,377
1,098	Iridium Communications, Inc.	27,329
145	Liberty Broadband Corp., Class A*	8,797
1,110	Liberty Broadband Corp., Class C*	67,555
2,391	Liberty Global Ltd., Class A (Belgium)*	28,070
2,502	Liberty Global Ltd., Class C (Belgium)*	29,899
181	Liberty Media Corp.-Liberty Formula One, Class A*	16,312
1,828	Liberty Media Corp.-Liberty Formula One, Class C*	182,617
330	Liberty Media Corp.-Liberty Live, Class A*	31,224
660	Liberty Media Corp.-Liberty Live, Class C*	64,271
225	Madison Square Garden Sports Corp.*	44,514
3,073	Match Group, Inc.	114,746
4,894	Meta Platforms, Inc., Class A	3,615,198
1,289	Millicom International Cellular SA (Guatemala)	62,272
2,019	New York Times Co. (The), Class A	120,817
4,760	News Corp., Class A	139,992
1,635	News Corp., Class B	55,377
335	Nexstar Media Group, Inc.	68,517
2,428	Omnicom Group, Inc.	190,185
3,741	Pinterest, Inc., Class A*	137,033
1,410	Roku, Inc.*	136,150
2,383	Sirius XM Holdings, Inc.	56,334
1,505	Take-Two Interactive Software, Inc.*	351,071
505	TKO Group Holdings, Inc.	95,728
5,713	T-Mobile US, Inc.	1,439,619
317	Trump Media & Technology Group Corp.*	5,557
53,106	Verizon Communications, Inc.	2,348,878
22,774	Walt Disney Co. (The)	2,695,986
28,049	Warner Bros Discovery, Inc.*	326,490

Shares	Description	Value

Common Stocks – (continued)

Communication Services – (continued)
3,718	ZoomInfo Technologies, Inc.*	$40,526

		28,126,157

Consumer Discretionary – 7.9%
3,515	ADT, Inc.	30,616
33,164	Amazon.com, Inc.*	7,594,556
1,874	Amer Sports, Inc. (Finland)*	73,686
2,880	Aptiv PLC (Jersey)*	229,046
3,317	Aramark	129,728
347	AutoNation, Inc.*	76,021
175	AutoZone, Inc.*	734,743
2,674	Bath & Body Works, Inc.	78,108
2,428	Best Buy Co., Inc.	178,798
554	Birkenstock Holding PLC (Germany)*	28,880
25	Booking Holdings, Inc.	139,976
2,738	BorgWarner, Inc.	117,077
728	Boyd Gaming Corp.	62,506
624	Bright Horizons Family Solutions, Inc.*	73,657
823	Brunswick Corp.	52,335
2,597	Caesars Entertainment, Inc.*	69,522
1,916	CarMax, Inc.*	117,547
9,395	Carnival Corp.*	299,607
235	Choice Hotels International, Inc.(a)	28,101
126	Churchill Downs, Inc.	13,070
446	Columbia Sportswear Co.	24,851
716	Crocs, Inc.*	62,435
3,452	D.R. Horton, Inc.	585,045
95	Darden Restaurants, Inc.	19,659
684	Dick’s Sporting Goods, Inc.	145,555
38	Dillard’s, Inc., Class A	20,249
278	Domino’s Pizza, Inc.	127,407
5,866	eBay, Inc.	531,518
579	Etsy, Inc.*	30,693
680	Five Below, Inc.*	98,668
984	Floor & Decor Holdings, Inc., Class A*	80,609
383	Flutter Entertainment PLC (United Kingdom)*	117,646
49,089	Ford Motor Co.	577,778
5,399	GameStop Corp., Class A*	120,992
2,861	Gap, Inc. (The)	62,971
2,051	Garmin Ltd.	495,973
12,153	General Motors Co.	712,044
2,845	Gentex Corp.	79,688
1,746	Genuine Parts Co.	243,270
279	Grand Canyon Education, Inc.*	56,238
1,386	H&R Block, Inc.	69,785
1,729	Harley-Davidson, Inc.	50,349
1,661	Hasbro, Inc.	134,823
2,976	Home Depot, Inc. (The)	1,210,548
517	Hyatt Hotels Corp., Class A	74,593
674	Lear Corp.	74,140
2,873	Lennar Corp., Class A	382,511
126	Lennar Corp., Class B	16,025
286	Lithia Motors, Inc.	96,290
3,260	LKQ Corp.	106,341

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
7,049	Lowe’s Cos., Inc.	$1,819,065
12,622	Lucid Group, Inc.*(a)	24,992
561	Lululemon Athletica, Inc.*	113,434
3,978	Macy’s, Inc.	52,629
669	Marriott International, Inc., Class A	179,198
4,040	Mattel, Inc.*	73,932
8,482	McDonald’s Corp.	2,659,446
2,577	MGM Resorts International*	102,281
647	Mohawk Industries, Inc.*	85,850
6,365	Newell Brands, Inc.	37,681
14,548	NIKE, Inc., Class B	1,125,579
541	Norwegian Cruise Line Holdings Ltd.*	13,438
36	NVR, Inc.*	292,235
768	Ollie’s Bargain Outlet Holdings, Inc.*	97,413
883	O’Reilly Automotive, Inc.*	91,549
2,205	Penn Entertainment, Inc.*	44,607
253	Penske Automotive Group, Inc.	46,656
370	Pool Corp.	114,963
2,511	PulteGroup, Inc.	331,502
659	PVH Corp.	55,567
4,820	QuantumScape Corp.*	38,223
470	Ralph Lauren Corp.	139,557
1,477	Restaurant Brands International, Inc. (Canada)	93,538
125	RH*	28,209
9,744	Rivian Automotive, Inc., Class A*	132,226
3,238	Ross Stores, Inc.	476,504
1,753	Service Corp. International	138,925
738	SharkNinja, Inc.*	86,317
1,641	Skechers USA, Inc., Class A*	103,514
12,412	Starbucks Corp.	1,094,614
214	Tapestry, Inc.	21,790
642	Thor Industries, Inc.	70,363
7,033	TJX Cos., Inc. (The)	960,778
1,247	Toll Brothers, Inc.	173,333
342	TopBuild Corp.*	143,900
530	Travel + Leisure Co.	33,501
422	Ulta Beauty, Inc.*	207,932
3,168	Under Armour, Inc., Class A*	15,840
2,799	Under Armour, Inc., Class C*	13,771
125	Vail Resorts, Inc.	20,475
5,036	VF Corp.	76,195
970	Wayfair, Inc., Class A*	72,362
1,288	Wendy’s Co. (The)	13,666
717	Whirlpool Corp.(a)	66,789
1,263	Williams-Sonoma, Inc.	237,684
102	Wyndham Hotels & Resorts, Inc.	8,834
1,048	Wynn Resorts Ltd.	132,834
850	YETI Holdings, Inc.*	29,886
2,329	Yum! Brands, Inc.	342,293

		28,872,144

Consumer Staples – 7.8%
5,205	Albertsons Cos., Inc., Class A	101,289
21,209	Altria Group, Inc.	1,425,457

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
6,013	Archer-Daniels-Midland Co.	$376,654
1,594	BellRing Brands, Inc.*	65,434
1,417	BJ’s Wholesale Club Holdings, Inc.*	138,413
105	Boston Beer Co., Inc. (The), Class A*	23,214
715	Brown-Forman Corp., Class A	21,700
1,854	Brown-Forman Corp., Class B	55,509
1,670	Bunge Global SA	140,647
402	Casey’s General Stores, Inc.	198,797
3,097	Church & Dwight Co., Inc.	288,517
1,546	Clorox Co. (The)	182,737
25,008	Coca-Cola Co. (The)	1,725,302
562	Coca-Cola Consolidated, Inc.	65,889
5,238	Colgate-Palmolive Co.	440,359
5,987	Conagra Brands, Inc.	114,531
1,642	Constellation Brands, Inc., Class A	265,905
5,467	Coty, Inc., Class A*	23,399
1,748	Darling Ingredients, Inc.*	59,362
2,761	Dollar General Corp.	300,286
2,555	Dollar Tree, Inc.*	278,929
692	elf Beauty, Inc.*	86,500
2,935	Estee Lauder Cos., Inc. (The), Class A	269,228
2,707	Flowers Foods, Inc.	40,713
438	Freshpet, Inc.*	24,449
6,882	General Mills, Inc.	339,489
1,609	Hershey Co. (The)	295,654
3,637	Hormel Foods Corp.	92,525
802	Ingredion, Inc.	103,891
1,301	J M Smucker Co. (The)	143,774
3,491	Kellanova	277,535
23,896	Kenvue, Inc.	494,886
16,285	Keurig Dr Pepper, Inc.	473,731
2,670	Kimberly-Clark Corp.	344,804
10,738	Kraft Heinz Co. (The)	300,342
7,686	Kroger Co. (The)	521,418
1,714	Lamb Weston Holdings, Inc.	98,606
2,165	Maplebear, Inc.*	93,896
3,186	McCormick & Co., Inc.	224,199
2,106	Molson Coors Beverage Co., Class B	106,332
16,292	Mondelez International, Inc., Class A	1,000,980
14,872	PepsiCo, Inc.	2,210,723
1,681	Performance Food Group Co.*	170,453
19,590	Philip Morris International, Inc.	3,274,077
513	Pilgrim’s Pride Corp.	22,803
636	Post Holdings, Inc.*	71,963
3,225	Primo Brands Corp., Class A	80,980
29,538	Procter & Gamble Co. (The)	4,638,648
738	Reynolds Consumer Products, Inc.	17,129
5	Seaboard Corp.	19,846
2,736	Sysco Corp.	220,166
5,718	Target Corp.	548,814
2,436	The Campbell’s Company	77,781
3,515	Tyson Foods, Inc., Class A	199,582

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
2,889	US Foods Holding Corp.*	$224,186
49,240	Walmart, Inc.	4,775,295

		28,177,728

Energy – 6.0%
4,205	Antero Midstream Corp.	74,807
3,678	Antero Resources Corp.*	117,402
4,458	APA Corp.	103,515
12,468	Baker Hughes Co.	566,047
1,528	Cheniere Energy, Inc.	369,501
24,152	Chevron Corp.	3,878,811
740	Chord Energy Corp.	81,319
1,041	Civitas Resources, Inc.	38,288
15,916	ConocoPhillips	1,575,207
9,484	Coterra Energy, Inc.	231,789
7,818	Devon Energy Corp.	282,230
2,395	Diamondback Energy, Inc.	356,280
1,273	DT Midstream, Inc.	132,621
6,943	EOG Resources, Inc.	866,625
7,552	EQT Corp.	391,496
2,762	Expand Energy Corp.	267,306
54,486	Exxon Mobil Corp.	6,227,205
10,777	Halliburton Co.	244,961
1,811	HF Sinclair Corp.	92,144
24,454	Kinder Morgan, Inc.	659,769
3,918	Marathon Petroleum Corp.	704,104
1,593	Matador Resources Co.	80,223
4,696	NOV, Inc.	62,410
8,470	Occidental Petroleum Corp.	403,257
7,858	ONEOK, Inc.	600,194
3,262	Ovintiv, Inc.	137,395
8,010	Permian Resources Corp.	114,463
4,759	Phillips 66	635,707
2,966	Range Resources Corp.	101,645
17,105	Schlumberger NV	630,148
5,365	TechnipFMC PLC (United Kingdom)	197,217
3,925	Valero Energy Corp.	596,639
1,649	Viper Energy, Inc., Class A	65,704
896	Weatherford International PLC	57,080
14,500	Williams Cos., Inc. (The)	839,260

		21,782,769

Financials – 22.6%
353	Affiliated Managers Group, Inc.	79,361
1,367	Affirm Holdings, Inc.*	120,925
6,124	Aflac, Inc.	654,411
12,499	AGNC Investment Corp. REIT	121,990
3,317	Allstate Corp. (The)	674,844
3,060	Ally Financial, Inc.	125,613
4,639	American Express Co.	1,536,808
831	American Financial Group, Inc.	112,900
7,340	American International Group, Inc.	596,889
112	Ameriprise Financial, Inc.	57,659
7,517	Annaly Capital Management, Inc. REIT	159,285
199	Aon PLC, Class A	73,033
1,571	Apollo Global Management, Inc.	214,017
4,590	Arch Capital Group Ltd.	420,123

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
2,992	Arthur J Gallagher & Co.	$905,828
639	Assurant, Inc.	137,775
586	Assured Guaranty Ltd.	48,169
974	Axis Capital Holdings Ltd.	96,017
79,391	Bank of America Corp.	4,028,299
8,346	Bank of New York Mellon Corp. (The)	881,338
1,340	Bank OZK	70,310
23,191	Berkshire Hathaway, Inc., Class B*	11,664,609
1,917	Blackrock, Inc.	2,160,727
4,316	Block, Inc.*	343,726
330	BOK Financial Corp.	36,765
715	Brighthouse Financial, Inc.*	33,791
3,151	Brookfield Asset Management Ltd., Class A (Canada)	189,564
3,099	Brown & Brown, Inc.	300,448
7,905	Capital One Financial Corp.	1,796,174
3,287	Carlyle Group, Inc. (The)	212,209
1,315	Cboe Global Markets, Inc.	310,274
19,584	Charles Schwab Corp. (The)	1,876,931
4,678	Chubb Ltd.	1,286,777
1,936	Cincinnati Financial Corp.	297,370
19,137	Citigroup, Inc.	1,848,060
5,466	Citizens Financial Group, Inc.	285,762
4,523	CME Group, Inc.	1,205,425
330	CNA Financial Corp.	16,352
2,343	Coinbase Global, Inc., Class A*	713,537
2,630	Columbia Banking System, Inc.	70,405
1,640	Comerica, Inc.	115,751
1,546	Commerce Bancshares, Inc.	95,759
3,018	Corebridge Financial, Inc.	104,936
79	Credit Acceptance Corp.*	40,664
745	Cullen/Frost Bankers, Inc.	96,127
1,720	East West Bancorp, Inc.	180,841
509	Euronet Worldwide, Inc.*	47,434
485	Evercore, Inc., Class A	155,952
451	Everest Group Ltd.	154,188
443	FactSet Research Systems, Inc.	165,381
3,266	Fidelity National Financial, Inc.	195,535
6,619	Fidelity National Information Services, Inc.	462,072
8,372	Fifth Third Bancorp	383,186
1,239	First American Financial Corp.	81,774
127	First Citizens BancShares, Inc., Class A	251,957
1,852	First Hawaiian, Inc.	48,059
6,318	First Horizon Corp.	142,787
5,021	Fiserv, Inc.*	693,802
4,463	FNB Corp.	74,487
4,162	Franklin Resources, Inc.	106,797
3,070	Global Payments, Inc.	272,677
1,041	Globe Life, Inc.	145,688
3,622	Goldman Sachs Group, Inc. (The)(b)	2,699,295
172	Hamilton Lane, Inc., Class A	26,546
481	Hanover Insurance Group, Inc. (The)	83,444

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
3,567	Hartford Insurance Group, Inc. (The)	$471,950
417	Houlihan Lokey, Inc.	83,087
18,184	Huntington Bancshares, Inc.	323,857
5,041	Interactive Brokers Group, Inc., Class A	313,752
7,171	Intercontinental Exchange, Inc.	1,266,399
4,578	Invesco Ltd.	100,212
915	Jack Henry & Associates, Inc.	149,383
1,576	Janus Henderson Group PLC	69,848
1,456	Jefferies Financial Group, Inc.	94,422
34,921	JPMorgan Chase & Co.	10,525,888
866	Kemper Corp.	46,461
11,887	KeyCorp	230,132
6,401	KKR & Co., Inc.	892,876
1,114	Lazard, Inc.	63,676
2,139	Lincoln National Corp.	91,827
2,146	Loews Corp.	207,733
2,046	M&T Bank Corp.	412,596
129	Markel Group, Inc.*	252,719
456	MarketAxess Holdings, Inc.	83,831
5,467	Marsh & McLennan Cos., Inc.	1,125,163
7,076	MetLife, Inc.	575,703
2,930	MGIC Investment Corp.	81,542
14,480	Morgan Stanley	2,178,950
97	Morningstar, Inc.	25,455
788	Mr Cooper Group, Inc.*	148,562
478	MSCI, Inc.	271,370
5,182	Nasdaq, Inc.	490,943
2,453	Northern Trust Corp.	322,030
2,875	Old Republic International Corp.	114,914
1,603	OneMain Holdings, Inc.	99,162
12,243	PayPal Holdings, Inc.*	859,336
895	Pinnacle Financial Partners, Inc.	87,012
4,967	PNC Financial Services Group, Inc. (The)	1,030,354
772	Popular, Inc. (Puerto Rico)	96,994
411	Primerica, Inc.	110,699
2,792	Principal Financial Group, Inc.	224,784
6,999	Progressive Corp. (The)	1,729,173
1,151	Prosperity Bancshares, Inc.	79,569
4,459	Prudential Financial, Inc.	488,974
2,300	Raymond James Financial, Inc.	389,712
11,298	Regions Financial Corp.	309,452
829	Reinsurance Group of America, Inc.	161,481
602	RenaissanceRe Holdings Ltd. (Bermuda)	146,280
6,951	Rithm Capital Corp. REIT	86,053
970	RLI Corp.	65,698
8,059	Robinhood Markets, Inc., Class A*	838,378
1,953	Rocket Cos., Inc., Class A(a)	34,705
3,860	S&P Global, Inc.	2,116,978
1,306	SEI Investments Co.	115,294
2,295	SLM Corp.	71,788
11,538	SoFi Technologies, Inc.*	294,681
1,258	SouthState Corp.	128,391

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
4,345	Starwood Property Trust, Inc. REIT	$88,073
3,621	State Street Corp.	416,306
1,253	Stifel Financial Corp.	144,458
4,784	Synchrony Financial	365,211
1,745	Synovus Financial Corp.	90,059
2,749	T. Rowe Price Group, Inc.	295,847
983	TFS Financial Corp.	13,821
102	TPG, Inc.	6,156
1,341	Tradeweb Markets, Inc., Class A	165,426
2,844	Travelers Cos., Inc. (The)	772,174
16,472	Truist Financial Corp.	771,219
2,174	Unum Group	151,876
19,640	US Bancorp	959,021
431	UWM Holdings Corp.	2,457
1,159	Virtu Financial, Inc., Class A	48,585
1,211	Voya Financial, Inc.	90,934
3,852	W R Berkley Corp.	276,150
2,100	Webster Financial Corp.	130,662
40,979	Wells Fargo & Co.	3,367,654
1,071	Western Alliance Bancorp	95,908
3,980	Western Union Co. (The)	34,507
395	WEX, Inc.*	67,683
32	White Mountains Insurance Group Ltd.	58,566
1,249	Willis Towers Watson PLC	408,161
881	Wintrust Financial Corp.	120,953
4,643	XP, Inc., Class A (Brazil)	84,224
1,820	Zions Bancorp NA	105,578

		82,301,537

Health Care – 11.6%
21,772	Abbott Laboratories	2,888,274
1,334	Acadia Healthcare Co., Inc.*	30,629
3,581	Agilent Technologies, Inc.	449,988
862	Align Technology, Inc.*	122,370
1,777	Amgen, Inc.	511,261
8,304	Avantor, Inc.*	111,855
6,441	Baxter International, Inc.	159,028
3,596	Becton Dickinson & Co.	693,956
1,834	Biogen, Inc.*	242,491
2,387	BioMarin Pharmaceutical, Inc.*	139,090
270	Bio-Rad Laboratories, Inc., Class A*	80,428
1,972	Bio-Techne Corp.	107,730
15,360	Boston Scientific Corp.*	1,620,480
20,695	Bristol-Myers Squibb Co.	976,390
1,296	Bruker Corp.	44,038
1,513	Cardinal Health, Inc.	225,104
6,245	Centene Corp.*	181,355
1,332	Certara, Inc.*	14,439
615	Charles River Laboratories International, Inc.*	100,436
162	Chemed Corp.	74,188
3,098	Cigna Group (The)	932,095
2,504	Cooper Cos., Inc. (The)*	168,757
15,750	CVS Health Corp.	1,152,112
8,020	Danaher Corp.	1,650,676
2,503	DENTSPLY SIRONA, Inc.	35,793

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
7,236	Edwards Lifesciences Corp.*	$588,576
6,188	Elanco Animal Health, Inc.*	113,550
2,845	Elevance Health, Inc.	906,559
1,258	Encompass Health Corp.	153,174
2,500	Envista Holdings Corp.*	52,950
2,212	Exact Sciences Corp.*	104,893
717	Exelixis, Inc.*	26,830
5,752	GE HealthCare Technologies, Inc.	424,095
11,443	Gilead Sciences, Inc.	1,292,716
1,410	Globus Medical, Inc., Class A*	86,391
1,735	HCA Healthcare, Inc.	700,871
1,377	Henry Schein, Inc.*	95,812
2,805	Hologic, Inc.*	188,272
1,521	Humana, Inc.	461,867
1,990	Illumina, Inc.*	198,920
1,477	Incyte Corp.*	124,969
137	Insmed, Inc.*	18,646
147	Ionis Pharmaceuticals, Inc.*	6,267
2,202	IQVIA Holdings, Inc.*	420,164
743	Jazz Pharmaceuticals PLC*	94,918
30,260	Johnson & Johnson	5,361,164
1,049	Labcorp Holdings, Inc.	291,611
125	McKesson Corp.	85,830
16,122	Medtronic PLC	1,496,283
31,683	Merck & Co., Inc.	2,665,174
261	Mettler-Toledo International, Inc.*	339,571
4,615	Moderna, Inc.*	111,175
314	Molina Healthcare, Inc.*	56,781
173	Neurocrine Biosciences, Inc.*	24,151
3,687	Organon & Co.	34,732
1,909	Perrigo Co. PLC	45,320
71,435	Pfizer, Inc.	1,768,731
2,677	QIAGEN NV	124,480
1,402	Quest Diagnostics, Inc.	254,659
1,309	Regeneron Pharmaceuticals, Inc.	760,136
581	Repligen Corp.*	71,068
1,402	ResMed, Inc.	384,863
2,178	REVOLUTION Medicines, Inc.*	82,699
1,513	Revvity, Inc.	136,336
4,764	Roivant Sciences Ltd.*	56,834
4,930	Royalty Pharma PLC, Class A	177,381
1,747	Solventum Corp.*	127,688
1,816	Sotera Health Co.*	29,728
1,237	STERIS PLC	303,139
3,212	Stryker Corp.	1,257,209
561	Teleflex, Inc.	70,916
1,152	Tenet Healthcare Corp.*	212,348
4,748	Thermo Fisher Scientific, Inc.	2,339,435
559	United Therapeutics Corp.*	170,361
11,441	UnitedHealth Group, Inc.	3,545,223
689	Universal Health Services, Inc., Class B	125,109
381	Veeva Systems, Inc., Class A*	102,565
14,914	Viatris, Inc.	157,343
1,258	Viking Therapeutics, Inc.*	34,029
346	Waters Corp.*	104,423

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
902	West Pharmaceutical Services, Inc.	$222,749
2,489	Zimmer Biomet Holdings, Inc.	264,083
1,140	Zoetis, Inc.	178,296

		42,347,026

Industrials – 13.0%
5,687	3M Co.	884,499
1,455	A O Smith Corp.	103,727
391	Acuity, Inc.	127,650
889	Advanced Drainage Systems, Inc.	127,989
1,663	AECOM	207,692
778	AGCO Corp.	84,172
1,307	Air Lease Corp.	78,694
1,270	Alaska Air Group, Inc.*	79,731
1,081	Allegion PLC	183,554
890	Allison Transmission Holdings, Inc.	77,706
2,016	Amentum Holdings, Inc.*	50,299
7,680	American Airlines Group, Inc.*	102,682
2,899	AMETEK, Inc.	535,735
4,630	API Group Corp.*	165,198
477	Applied Industrial Technologies, Inc.	125,728
418	Armstrong World Industries, Inc.	81,832
1,778	ATI, Inc.*	137,866
376	Automatic Data Processing, Inc.	114,323
145	Avis Budget Group, Inc.*	22,943
7,822	Boeing Co. (The)*	1,835,667
148	Broadridge Financial Solutions, Inc.	37,832
1,404	Builders FirstSource, Inc.*	194,707
948	BWX Technologies, Inc.	153,614
1,479	C.H. Robinson Worldwide, Inc.	190,347
273	CACI International, Inc., Class A*	130,964
474	Carlisle Cos., Inc.	182,912
10,129	Carrier Global Corp.	660,411
5,107	Caterpillar, Inc.	2,140,037
5,768	Clarivate PLC*	25,091
639	Clean Harbors, Inc.*	154,772
11,039	CNH Industrial NV	126,397
660	Concentrix Corp.	34,822
840	Copart, Inc.*	41,000
998	Core & Main, Inc., Class A*	64,591
620	Crane Co.	114,886
23,606	CSX Corp.	767,431
1,732	Cummins, Inc.	690,098
477	Curtiss-Wright Corp.	228,078
1,744	Dayforce, Inc.*	121,679
3,072	Deere & Co.	1,470,382
8,202	Delta Air Lines, Inc.	506,720
1,500	Donaldson Co., Inc.	119,505
1,706	Dover Corp.	305,135
4,925	Eaton Corp. PLC	1,719,514
373	EMCOR Group, Inc.	231,260
7,089	Emerson Electric Co.	935,748
1,284	Equifax, Inc.	316,249

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
713	Esab Corp.	$82,259
743	Everus Construction Group, Inc.*	58,281
1,671	Expeditors International of Washington, Inc.	201,422
2,647	Fastenal Co.	131,450
2,736	FedEx Corp.	632,208
2,293	Ferguson Enterprises, Inc.	530,027
1,637	Flowserve Corp.	87,841
4,270	Fortive Corp.	204,362
1,524	Fortune Brands Innovations, Inc.	89,184
417	FTI Consulting, Inc.*	70,323
2,941	Gates Industrial Corp. PLC*	75,172
732	Generac Holdings, Inc.*	135,603
3,180	General Dynamics Corp.	1,032,133
2,025	Genpact Ltd.	91,814
2,091	Graco, Inc.	178,550
1,445	GXO Logistics, Inc.*	76,079
2,206	Hayward Holdings, Inc.*	35,472
1,003	Hexcel Corp.	63,339
8,094	Honeywell International, Inc.	1,776,633
675	Hubbell, Inc.	290,918
489	Huntington Ingalls Industries, Inc.	132,416
953	IDEX Corp.	156,769
2,477	Illinois Tool Works, Inc.	655,538
5,075	Ingersoll Rand, Inc.	403,107
1,011	ITT, Inc.	172,123
1,001	J.B. Hunt Transport Services, Inc.	145,135
1,530	Jacobs Solutions, Inc.	223,732
8,299	Johnson Controls International PLC	887,080
1,631	KBR, Inc.	82,300
709	Kirby Corp.*	68,915
1,980	Knight-Swift Transportation Holdings, Inc.	86,922
2,351	L3Harris Technologies, Inc.	652,685
478	Landstar System, Inc.	63,254
1,601	Leidos Holdings, Inc.	289,653
577	Leonardo DRS, Inc.	24,038
685	Lincoln Electric Holdings, Inc.	166,202
1,893	Lockheed Martin Corp.	862,508
4,202	Lyft, Inc., Class A*	68,156
741	ManpowerGroup, Inc.	31,418
2,650	Masco Corp.	194,483
628	MasTec, Inc.*	114,101
636	Middleby Corp. (The)*	87,037
508	MSA Safety, Inc.	86,665
552	MSC Industrial Direct Co., Inc., Class A	49,807
1,363	Mueller Industries, Inc.	130,766
681	Nordson Corp.	153,286
2,841	Norfolk Southern Corp.	795,423
1,706	Northrop Grumman Corp.	1,006,608
2,050	nVent Electric PLC	185,299
2,211	Old Dominion Freight Line, Inc.	333,795
803	Oshkosh Corp.	111,914
4,967	Otis Worldwide Corp.	429,049
1,066	Owens Corning	160,081

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
6,481	PACCAR, Inc.	$647,970
1,617	Parker-Hannifin Corp.	1,227,869
687	Parsons Corp.*	55,029
2,787	Paychex, Inc.	388,661
261	Paycom Software, Inc.	59,286
48	Paylocity Holding Corp.*	8,603
2,059	Pentair PLC	221,404
414	Quanta Services, Inc.	156,475
7,481	QXO, Inc.*	150,593
2,188	RB Global, Inc. (Canada)	250,614
319	RBC Bearings, Inc.*	124,397
830	Regal Rexnord Corp.	123,944
2,548	Republic Services, Inc.	596,156
1,246	Robert Half, Inc.	46,501
1,327	Rockwell Automation, Inc.	455,732
16,824	RTX Corp.	2,668,286
504	Ryder System, Inc.	94,510
336	Saia, Inc.*	99,611
705	Schneider National, Inc., Class B	17,428
592	Science Applications International Corp.	69,678
1,820	Sensata Technologies Holding PLC	59,223
481	Simpson Manufacturing Co., Inc.	91,929
419	SiteOne Landscape Supply, Inc.*	60,018
646	Snap-on, Inc.	210,105
5,748	Southwest Airlines Co.	189,109
1,448	Spirit AeroSystems Holdings, Inc., Class A*	60,222
2,656	SS&C Technologies Holdings, Inc.	235,481
1,622	StandardAero, Inc.*	42,967
1,943	Stanley Black & Decker, Inc.	144,345
2,732	Tetra Tech, Inc.	99,499
2,263	Textron, Inc.	181,402
785	Timken Co. (The)	60,626
1,250	Toro Co. (The)	101,325
574	TransDigm Group, Inc.	802,957
2,449	TransUnion	216,492
1,340	Trex Co., Inc.*	82,584
790	U-Haul Holding Co.	41,270
6,925	Union Pacific Corp.	1,548,222
4,090	United Airlines Holdings, Inc.*	429,450
9,229	United Parcel Service, Inc., Class B	806,984
815	United Rentals, Inc.	779,417
249	Valmont Industries, Inc.	91,413
1,811	Veralto Corp.	192,310
700	Verisk Analytics, Inc.	187,684
83	W.W. Grainger, Inc.	84,121
435	Watsco, Inc.	175,035
604	WESCO International, Inc.	132,783
2,129	Westinghouse Air Brake Technologies Corp.	411,962
1,899	WillScot Holdings Corp.	46,032
754	Woodward, Inc.	186,102
1,145	XPO, Inc.*	148,506

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
3,059	Xylem, Inc.	$433,032

		47,440,558

Information Technology – 10.0%
7,872	Accenture PLC, Class A (Ireland)	2,046,484
8,405	Advanced Micro Devices, Inc.*	1,366,905
1,807	Akamai Technologies, Inc.*	142,988
1,760	Allegro MicroSystems, Inc. (Japan)*	54,296
1,388	Amdocs Ltd.	118,771
1,634	Amkor Technology, Inc.	39,526
6,240	Analog Devices, Inc.	1,568,174
7,315	Applied Materials, Inc.	1,175,959
651	Arrow Electronics, Inc.*	82,241
12,387	Aurora Innovation, Inc.*	69,739
1,079	Avnet, Inc.	58,881
1,075	BILL Holdings, Inc.*	49,901
5,748	CCC Intelligent Solutions Holdings, Inc.*	56,905
1,531	CDW Corp.	252,248
1,776	Ciena Corp.*	166,891
668	Cirrus Logic, Inc.*	76,279
50,047	Cisco Systems, Inc.	3,457,747
2,331	Cognex Corp.	102,424
6,209	Cognizant Technology Solutions Corp., Class A	448,600
1,928	Coherent Corp.*	174,426
9,818	Corning, Inc.	658,101
716	Crane NXT Co.	42,767
3,453	Dell Technologies, Inc., Class C	421,784
619	Docusign, Inc.*	47,453
822	Dolby Laboratories, Inc., Class A	58,921
1,869	Dropbox, Inc., Class A*	54,313
2,591	DXC Technology Co.*	37,440
1,575	Entegris, Inc.	131,891
714	EPAM Systems, Inc.*	125,921
731	F5, Inc.*	228,905
58	Fair Isaac Corp.*	88,255
1,273	First Solar, Inc.*	248,477
4,794	Flex Ltd.*	257,054
6,157	Gen Digital, Inc.	185,941
1,332	GLOBALFOUNDRIES, Inc.*	44,475
488	Globant SA*	32,823
16,487	Hewlett Packard Enterprise Co.	372,112
11,862	HP, Inc.	338,541
1,316	Informatica, Inc., Class A*	32,808
54,952	Intel Corp.*	1,338,081
11,698	International Business Machines Corp.	2,848,346
315	IPG Photonics Corp.*	25,773
458	Jabil, Inc.	93,812
2,162	Keysight Technologies, Inc.*	353,336
2,857	Kyndryl Holdings, Inc.*	90,824
249	Lattice Semiconductor Corp.*	16,529
330	Littelfuse, Inc.	85,744
798	Lumentum Holdings, Inc.*	105,982
599	MACOM Technology Solutions Holdings, Inc.*	76,762
10,112	Marvell Technology, Inc.	635,691

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
6,634	Microchip Technology, Inc.	$431,210
14,051	Micron Technology, Inc.	1,672,210
914	MKS, Inc.	94,453
899	MongoDB, Inc.*	283,733
1,215	Motorola Solutions, Inc.	574,039
1,153	nCino, Inc.*	37,023
1,603	NetApp, Inc.	180,802
2,505	Nutanix, Inc., Class A*	168,361
1,251	Okta, Inc.*	116,055
5,300	ON Semiconductor Corp.*	262,827
495	Onto Innovation, Inc.*	52,470
728	Pegasystems, Inc.	39,465
1,324	PTC, Inc.*	282,674
589	Pure Storage, Inc., Class A*	45,712
1,173	Qorvo, Inc.*	106,391
10,664	QUALCOMM, Inc.	1,714,025
1,423	Ralliant Corp.*	59,496
1,349	Roper Technologies, Inc.	709,992
490	Rubrik, Inc., Class A*	43,806
754	SailPoint, Inc.*	15,563
10,427	Salesforce, Inc.	2,671,919
1,642	Sandisk Corp.*	86,156
1,017	SentinelOne, Inc., Class A*	19,181
1,926	Skyworks Solutions, Inc.	144,334
2,964	Strategy, Inc., Class A*	991,191
3,493	Super Micro Computer, Inc.*	145,099
613	Synopsys, Inc.*	369,958
1,044	TD SYNNEX Corp.	154,585
585	Teledyne Technologies, Inc.*	314,829
926	Teradata Corp.*	19,427
2,024	Teradyne, Inc.	239,318
6,753	Texas Instruments, Inc.	1,367,347
2,993	Trimble, Inc.*	241,894
1,501	Twilio, Inc., Class A*	158,521
102	Tyler Technologies, Inc.*	57,414
5,474	UiPath, Inc., Class A*	60,871
3,753	Unity Software, Inc.*	147,906
552	Universal Display Corp.	76,502
1,025	VeriSign, Inc.	280,204
1,857	Vontier Corp.	79,684
4,349	Western Digital Corp.	349,399
641	Zebra Technologies Corp., Class A*	203,255
3,302	Zoom Communications, Inc., Class A*	268,849

		35,926,397

Materials – 4.3%
2,793	Air Products and Chemicals, Inc.	821,449
1,479	Albemarle Corp.	125,597
3,246	Alcoa Corp.	104,489
28,614	Amcor PLC	246,939
5,564	Anglogold Ashanti PLC (United Kingdom)	315,256
822	AptarGroup, Inc.	114,480
666	Ashland, Inc.	37,396
975	Avery Dennison Corp.	167,359
2,742	Axalta Coating Systems Ltd.*	85,715
3,549	Ball Corp.	186,819

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
497	Carpenter Technology Corp.	$119,717
1,403	Celanese Corp.	66,825
2,086	CF Industries Holdings, Inc.	180,710
6,117	Cleveland-Cliffs, Inc.*	65,758
8,600	Corteva, Inc.	638,034
8,531	CRH PLC	963,576
1,457	Crown Holdings, Inc.	144,797
8,895	Dow, Inc.	219,084
5,262	DuPont de Nemours, Inc.	404,753
392	Eagle Materials, Inc.	90,513
1,444	Eastman Chemical Co.	101,571
2,372	Ecolab, Inc.	657,139
2,832	Element Solutions, Inc.	72,839
1,557	FMC Corp.	60,879
17,986	Freeport-McMoRan, Inc.	798,578
3,747	Graphic Packaging Holding Co.	83,446
2,347	Huntsman Corp.	26,193
3,218	International Flavors & Fragrances, Inc.	217,247
6,587	International Paper Co.	327,242
647	James Hardie Industries PLC*	13,024
5,905	Linde PLC	2,824,302
791	Louisiana-Pacific Corp.	75,232
3,217	LyondellBasell Industries NV, Class A	181,278
752	Martin Marietta Materials, Inc.	463,533
3,968	Mosaic Co. (The)	132,531
1,610	MP Materials Corp.*	114,535
76	NewMarket Corp.	62,849
14,089	Newmont Corp.	1,048,222
2,890	Nucor Corp.	429,830
1,696	Olin Corp.	40,127
1,110	Packaging Corp. of America	241,936
2,859	PPG Industries, Inc.	318,007
666	Reliance, Inc.	196,910
826	Royal Gold, Inc.	148,333
1,596	RPM International, Inc.	199,995
620	Scotts Miracle-Gro Co. (The)	37,956
1,944	Sealed Air Corp.	63,122
274	Sherwin-Williams Co. (The)	100,237
1,194	Silgan Holdings, Inc.	56,022
6,553	Smurfit WestRock PLC	310,350
1,381	Sonoco Products Co.	65,252
1,035	Southern Copper Corp. (Mexico)	99,453
1,595	Steel Dynamics, Inc.	208,817
1,662	Vulcan Materials Co.	483,908
417	Westlake Corp.	36,621

		15,396,782

Real Estate – 4.2%
1,412	Agree Realty Corp. REIT	102,709
2,155	Alexandria Real Estate Equities, Inc. REIT	177,658
4,298	American Homes 4 Rent, Class A REIT	153,954
3,583	Americold Realty Trust, Inc. REIT	51,739
1,791	AvalonBay Communities, Inc. REIT	350,767

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
3,826	Brixmor Property Group, Inc. REIT	$107,090
1,992	BXP, Inc. REIT	144,440
1,350	Camden Property Trust REIT	151,173
3,327	CBRE Group, Inc., Class A*	539,373
4,603	CoStar Group, Inc.*	411,923
2,207	Cousins Properties, Inc. REIT	65,084
5,453	Crown Castle, Inc. REIT	540,610
2,847	CubeSmart REIT	116,499
4,242	Digital Realty Trust, Inc. REIT	711,129
658	EastGroup Properties, Inc. REIT	111,571
1,041	EPR Properties REIT	56,474
1,232	Equinix, Inc. REIT	968,586
2,380	Equity LifeStyle Properties, Inc. REIT	143,490
4,762	Equity Residential REIT	314,863
800	Essex Property Trust, Inc. REIT	216,168
2,652	Extra Space Storage, Inc. REIT	380,774
1,068	Federal Realty Investment Trust REIT	107,387
1,607	First Industrial Realty Trust, Inc. REIT	84,528
3,317	Gaming and Leisure Properties, Inc. REIT	159,249
4,124	Healthcare Realty Trust, Inc. REIT	71,675
8,716	Healthpeak Properties, Inc. REIT	156,365
1,331	Highwoods Properties, Inc. REIT	41,966
8,621	Host Hotels & Resorts, Inc. REIT	148,367
409	Howard Hughes Holdings, Inc.*	31,194
7,691	Invitation Homes, Inc. REIT	240,651
3,690	Iron Mountain, Inc. REIT	340,698
415	Jones Lang LaSalle, Inc.*	126,812
1,686	Kilroy Realty Corp. REIT	70,121
8,402	Kimco Realty Corp. REIT	188,961
884	Lineage, Inc. REIT	37,048
6,268	Medical Properties Trust, Inc. REIT	28,206
1,465	Mid-America Apartment Communities, Inc. REIT	213,626
1,525	Millrose Properties, Inc. REIT	53,848
1,008	National Storage Affiliates Trust REIT	32,488
2,354	NNN REIT, Inc. REIT	101,010
3,547	Omega Healthcare Investors, Inc. REIT	150,996
3,070	Park Hotels & Resorts, Inc. REIT	36,103
11,661	Prologis, Inc. REIT	1,326,789
1,726	Public Storage REIT	508,462
2,251	Rayonier, Inc. REIT	59,156
11,231	Realty Income Corp. REIT	659,934
2,272	Regency Centers Corp. REIT	164,720
3,094	Rexford Industrial Realty, Inc. REIT	128,123
1,349	SBA Communications Corp. REIT	276,343
3,172	Simon Property Group, Inc. REIT	573,054

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
2,350	STAG Industrial, Inc. REIT	$86,598
1,282	Sun Communities, Inc. REIT	162,647
3,927	UDR, Inc. REIT	155,391
5,483	Ventas, Inc. REIT	373,283
13,282	VICI Properties, Inc. REIT	448,666
2,217	Vornado Realty Trust REIT	84,313
2,723	W.P. Carey, Inc. REIT	182,713
8,241	Welltower, Inc. REIT	1,386,796
9,110	Weyerhaeuser Co. REIT	235,676
707	Zillow Group, Inc., Class A*	57,606
2,047	Zillow Group, Inc., Class C*	172,583

		15,280,226

Utilities – 4.4%
8,926	AES Corp. (The)	120,858
3,226	Alliant Energy Corp.	209,916
3,394	Ameren Corp.	338,653
6,727	American Electric Power Co., Inc.	746,832
2,447	American Water Works Co., Inc.	351,169
1,991	Atmos Energy Corp.	330,765
1,932	Brookfield Renewable Corp. (Canada)	65,108
8,283	CenterPoint Energy, Inc.	312,352
660	Clearway Energy, Inc., Class A	18,606
1,020	Clearway Energy, Inc., Class C	30,406
3,743	CMS Energy Corp.	267,886
4,534	Consolidated Edison, Inc.	445,375
3,939	Constellation Energy Corp.	1,213,133
10,734	Dominion Energy, Inc.	642,967
2,607	DTE Energy Co.	356,247
9,782	Duke Energy Corp.	1,198,197
4,793	Edison International	269,031
5,421	Entergy Corp.	477,536
3,652	Essential Utilities, Inc.	144,290
2,896	Evergy, Inc.	206,369
4,616	Eversource Energy	295,747
12,713	Exelon Corp.	555,304
6,897	FirstEnergy Corp.	300,847
743	IDACORP, Inc.	92,949
2,910	MDU Resources Group, Inc.	47,404
1,157	National Fuel Gas Co.	100,358
25,929	NextEra Energy, Inc.	1,868,184
5,917	NiSource, Inc.	250,112
2,526	OGE Energy Corp.	112,811
27,570	PG&E Corp.	421,270
1,500	Pinnacle West Capital Corp.	134,040
9,308	PPL Corp.	339,463
6,282	Public Service Enterprise Group, Inc.	517,197
8,210	Sempra	677,818
13,853	Southern Co. (The)	1,278,632
571	Talen Energy Corp.*	216,363
2,701	UGI Corp.	93,563
4,018	WEC Energy Group, Inc.	427,957
7,257	Xcel Energy, Inc.	525,334

		16,001,049

TOTAL COMMON STOCKS (Cost $322,306,039)		361,652,373

Shares	Dividend Rate	Value

Investment Company – 0.4%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,350,515	4.114%	$1,350,515
(Cost $1,350,515)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $323,656,554)		363,002,888

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
155,536	4.154%	155,536
(Cost $155,536)

TOTAL INVESTMENTS – 99.9% (Cost $323,812,090)		$363,158,424

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		527,936

NET ASSETS – 100.0%		$363,686,360

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2025

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini Russell 1000 Index	16	09/19/25	$1,585,200	$38,889

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Common Stocks – 99.8%

Communication Services – 10.5%
289,997	Alphabet, Inc., Class A	$61,743,261
253,562	Alphabet, Inc., Class C	54,143,094
359,047	AT&T, Inc.	10,516,487
4,509	Charter Communications, Inc., Class A*	1,197,500
186,407	Comcast Corp., Class A	6,332,246
11,280	Electronic Arts, Inc.	1,939,596
10,581	Fox Corp., Class A	631,686
6,456	Fox Corp., Class B	352,175
7,909	Live Nation Entertainment, Inc.*	1,316,769
107,882	Meta Platforms, Inc., Class A	79,692,433
20,733	Netflix, Inc.*	25,050,647
29,529	Pinterest, Inc., Class A*	1,081,647
28,288	ROBLOX Corp., Class A*	3,524,402
7,691	Spotify Technology SA*	5,244,339
8,246	Take-Two Interactive Software, Inc.*	1,923,544
23,737	T-Mobile US, Inc.	5,981,487
22,166	Trade Desk, Inc. (The), Class A*	1,211,594
210,631	Verizon Communications, Inc.	9,316,209
89,737	Walt Disney Co. (The)	10,623,066
113,190	Warner Bros Discovery, Inc.*	1,317,532
6,775	Warner Music Group Corp., Class A	225,946

		283,365,660

Consumer Discretionary – 10.8%
20,767	Airbnb, Inc., Class A*	2,710,716
472,965	Amazon.com, Inc.*	108,308,985
840	AutoZone, Inc.*	3,526,765
1,613	Booking Holdings, Inc.	9,031,268
52,059	Carnival Corp.*	1,660,161
6,160	Carvana Co.*	2,291,027
66,806	Chipotle Mexican Grill, Inc.*	2,815,205
56,313	Coupang, Inc. (South Korea)*	1,609,426
13,543	D.R. Horton, Inc.	2,295,268
5,822	Darden Restaurants, Inc.	1,204,805
1,701	Domino’s Pizza, Inc.	779,568
16,731	DoorDash, Inc., Class A*	4,103,278
23,881	DraftKings, Inc., Class A*	1,145,810
22,952	eBay, Inc.	2,079,681
6,034	Expedia Group, Inc.	1,296,103
8,820	Flutter Entertainment PLC (United Kingdom)	2,709,239
194,635	Ford Motor Co.	2,290,854
7,656	Garmin Ltd.	1,851,374
47,900	General Motors Co.	2,806,461
6,782	Genuine Parts Co.	944,936
11,638	Hilton Worldwide Holdings, Inc.	3,212,786
49,622	Home Depot, Inc. (The)	20,184,741
16,706	Las Vegas Sands Corp.	962,767
11,159	Lennar Corp., Class A	1,485,709
415	Lennar Corp., Class B	52,780
27,961	Lowe’s Cos., Inc.	7,215,616
5,221	Lululemon Athletica, Inc.*	1,055,686
11,907	Marriott International, Inc., Class A	3,189,409
35,637	McDonald’s Corp.	11,173,625
2,348	MercadoLibre, Inc. (Brazil)*	5,806,393

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
57,994	NIKE, Inc., Class B	$4,486,996
136	NVR, Inc.*	1,104,000
42,579	O’Reilly Automotive, Inc.*	4,414,591
9,904	PulteGroup, Inc.	1,307,526
16,021	Ross Stores, Inc.	2,357,650
12,527	Royal Caribbean Cruises Ltd.	4,550,057
55,598	Starbucks Corp.	4,903,188
139,786	Tesla, Inc.*	46,670,352
55,646	TJX Cos., Inc. (The)	7,601,800
26,410	Tractor Supply Co.	1,631,082
2,236	Ulta Beauty, Inc.*	1,101,744
13,866	Yum! Brands, Inc.	2,037,886

		291,967,314

Consumer Staples – 5.1%
84,022	Altria Group, Inc.	5,647,119
23,810	Archer-Daniels-Midland Co.	1,491,458
12,273	Church & Dwight Co., Inc.	1,143,353
6,145	Clorox Co. (The)	726,339
193,116	Coca-Cola Co. (The)	13,323,073
40,427	Colgate-Palmolive Co.	3,398,698
7,757	Constellation Brands, Inc., Class A	1,256,169
22,089	Costco Wholesale Corp.	20,836,996
10,912	Dollar General Corp.	1,186,789
9,812	Dollar Tree, Inc.*	1,071,176
10,912	Estee Lauder Cos., Inc. (The), Class A	1,000,958
27,010	General Mills, Inc.	1,332,403
7,368	Hershey Co. (The)	1,353,870
14,512	Hormel Foods Corp.	369,185
13,749	Kellanova	1,093,046
95,722	Kenvue, Inc.	1,982,403
64,164	Keurig Dr Pepper, Inc.	1,866,531
16,508	Kimberly-Clark Corp.	2,131,843
42,826	Kraft Heinz Co. (The)	1,197,843
30,256	Kroger Co. (The)	2,052,567
12,631	McCormick & Co., Inc.	888,843
64,595	Mondelez International, Inc., Class A	3,968,717
34,569	Monster Beverage Corp.*	2,157,451
68,426	PepsiCo, Inc.	10,171,525
77,604	Philip Morris International, Inc.	12,969,957
116,935	Procter & Gamble Co. (The)	18,363,472
24,173	Sysco Corp.	1,945,201
22,638	Target Corp.	2,172,795
14,057	Tyson Foods, Inc., Class A	798,156
216,431	Walmart, Inc.	20,989,478

		138,887,414

Energy – 3.0%
49,404	Baker Hughes Co.	2,242,942
10,920	Cheniere Energy, Inc.	2,640,674
95,428	Chevron Corp.	15,325,737
62,949	ConocoPhillips	6,230,063
37,564	Coterra Energy, Inc.	918,064
29,985	Devon Energy Corp.	1,082,459
9,407	Diamondback Energy, Inc.	1,399,385
27,212	EOG Resources, Inc.	3,396,602
214,958	Exxon Mobil Corp.	24,567,550

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
42,772	Halliburton Co.	$972,208
96,964	Kinder Morgan, Inc.	2,616,089
15,313	Marathon Petroleum Corp.	2,751,899
38,438	Occidental Petroleum Corp.	1,830,033
31,108	ONEOK, Inc.	2,376,029
20,306	Phillips 66	2,712,475
67,749	Schlumberger NV	2,495,873
10,673	Targa Resources Corp.	1,790,502
15,566	Valero Energy Corp.	2,366,188
60,830	Williams Cos., Inc. (The)	3,520,840

		81,235,612

Financials – 13.6%
24,352	Aflac, Inc.	2,602,255
13,154	Allstate Corp. (The)	2,676,181
27,497	American Express Co.	9,109,206
28,698	American International Group, Inc.	2,333,721
4,746	Ameriprise Financial, Inc.	2,443,288
9,714	Aon PLC, Class A	3,565,038
20,342	Apollo Global Management, Inc.	2,771,191
17,923	Arch Capital Group Ltd.	1,640,492
10,342	Ares Management Corp., Class A	1,853,286
12,655	Arthur J Gallagher & Co.	3,831,301
325,854	Bank of America Corp.	16,533,832
35,704	Bank of New York Mellon Corp. (The)	3,770,342
66,782	Berkshire Hathaway, Inc., Class B*	33,590,010
7,673	Blackrock, Inc.	8,648,545
36,204	Blackstone, Inc.	6,205,366
27,554	Block, Inc.*	2,194,401
31,710	Capital One Financial Corp.	7,205,146
5,199	Cboe Global Markets, Inc.	1,226,704
85,500	Charles Schwab Corp. (The)	8,194,320
18,586	Chubb Ltd.	5,112,451
7,670	Cincinnati Financial Corp.	1,178,112
90,465	Citigroup, Inc.	8,736,205
21,712	Citizens Financial Group, Inc.	1,135,103
17,920	CME Group, Inc.	4,775,859
10,216	Coinbase Global, Inc., Class A*	3,111,181
3,415	Corpay, Inc.*	1,112,163
2,098	Everest Group Ltd.	717,264
26,229	Fidelity National Information Services, Inc.	1,831,047
33,244	Fifth Third Bancorp	1,521,578
27,670	Fiserv, Inc.*	3,823,441
12,074	Global Payments, Inc.	1,072,413
15,233	Goldman Sachs Group, Inc. (The)(a)	11,352,393
14,185	Hartford Insurance Group, Inc. (The)	1,876,817
72,380	Huntington Bancshares, Inc.	1,289,088
20,654	Interactive Brokers Group, Inc., Class A	1,285,505
28,349	Intercontinental Exchange, Inc.	5,006,433
138,256	JPMorgan Chase & Co.	41,673,124
46,459	KeyCorp	899,446
33,930	KKR & Co., Inc.	4,732,896

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
8,625	Loews Corp.	$834,900
7,984	M&T Bank Corp.	1,610,053
625	Markel Group, Inc.*	1,224,413
24,551	Marsh & McLennan Cos., Inc.	5,052,841
40,219	Mastercard, Inc., Class A	23,941,969
28,029	MetLife, Inc.	2,280,439
7,761	Moody’s Corp.	3,956,247
61,236	Morgan Stanley	9,214,793
3,737	MSCI, Inc.	2,121,570
20,517	Nasdaq, Inc.	1,943,781
9,677	Northern Trust Corp.	1,270,397
48,482	PayPal Holdings, Inc.*	3,402,952
19,685	PNC Financial Services Group, Inc. (The)	4,083,456
11,171	Principal Financial Group, Inc.	899,377
29,177	Progressive Corp. (The)	7,208,470
17,643	Prudential Financial, Inc.	1,934,731
9,091	Raymond James Financial, Inc.	1,540,379
44,791	Regions Financial Corp.	1,226,826
36,707	Robinhood Markets, Inc., Class A*	3,818,629
11,441	Rocket Cos., Inc., Class A(b)	203,307
15,296	S&P Global, Inc.	8,388,938
14,182	State Street Corp.	1,630,505
18,957	Synchrony Financial	1,447,177
10,801	T. Rowe Price Group, Inc.	1,162,404
11,273	Travelers Cos., Inc. (The)	3,060,732
65,205	Truist Financial Corp.	3,052,898
75,028	US Bancorp	3,663,617
85,378	Visa, Inc., Class A	30,034,273
14,941	W R Berkley Corp.	1,071,120
162,331	Wells Fargo & Co.	13,340,362
4,947	Willis Towers Watson PLC	1,616,630

		368,875,330

Health Care – 9.1%
86,415	Abbott Laboratories	11,463,814
88,112	AbbVie, Inc.	18,538,765
14,150	Agilent Technologies, Inc.	1,778,089
6,479	Alnylam Pharmaceuticals, Inc.*	2,892,938
26,728	Amgen, Inc.	7,689,913
14,293	Becton Dickinson & Co.	2,758,263
7,267	Biogen, Inc.*	960,843
73,661	Boston Scientific Corp.*	7,771,236
101,514	Bristol-Myers Squibb Co.	4,789,431
11,911	Cardinal Health, Inc.	1,772,119
8,657	Cencora, Inc.	2,524,468
25,012	Centene Corp.*	726,348
13,089	Cigna Group (The)	3,938,087
63,103	CVS Health Corp.	4,615,984
31,790	Danaher Corp.	6,543,018
19,516	Dexcom, Inc.*	1,470,335
28,805	Edwards Lifesciences Corp.*	2,342,999
11,250	Elevance Health, Inc.	3,584,813
42,308	Eli Lilly & Co.	30,993,995
22,847	GE HealthCare Technologies, Inc.	1,684,509
62,007	Gilead Sciences, Inc.	7,004,931
8,467	HCA Healthcare, Inc.	3,420,329

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
6,015	Humana, Inc.	$1,826,515
3,979	IDEXX Laboratories, Inc.*	2,574,771
17,797	Intuitive Surgical, Inc.*	8,423,231
8,563	IQVIA Holdings, Inc.*	1,633,906
120,074	Johnson & Johnson	21,273,511
4,166	Labcorp Holdings, Inc.	1,158,106
6,227	McKesson Corp.	4,275,707
64,000	Medtronic PLC	5,939,840
125,285	Merck & Co., Inc.	10,538,974
1,023	Mettler-Toledo International, Inc.*	1,330,964
283,774	Pfizer, Inc.	7,026,244
5,540	Quest Diagnostics, Inc.	1,006,286
5,104	Regeneron Pharmaceuticals, Inc.	2,963,893
7,233	ResMed, Inc.	1,985,531
19,135	Royalty Pharma PLC, Class A	688,477
4,897	STERIS PLC	1,200,059
17,166	Stryker Corp.	6,718,944
18,807	Thermo Fisher Scientific, Inc.	9,266,585
45,206	UnitedHealth Group, Inc.	14,007,983
7,451	Veeva Systems, Inc., Class A*	2,005,809
12,804	Vertex Pharmaceuticals, Inc.*	5,006,620
2,956	Waters Corp.*	892,121
3,591	West Pharmaceutical Services, Inc.	886,797
9,864	Zimmer Biomet Holdings, Inc.	1,046,570
22,215	Zoetis, Inc.	3,474,426

		246,417,097

Industrials – 8.2%
26,790	3M Co.	4,166,649
11,481	AMETEK, Inc.	2,121,689
20,232	Automatic Data Processing, Inc.	6,151,540
3,656	Axon Enterprise, Inc.*	2,732,092
36,006	Boeing Co. (The)*	8,449,888
5,819	Broadridge Financial Solutions, Inc.	1,487,453
39,823	Carrier Global Corp.	2,596,460
23,442	Caterpillar, Inc.	9,823,136
17,124	Cintas Corp.	3,596,554
42,806	Copart, Inc.*	2,089,361
93,561	CSX Corp.	3,041,668
6,856	Cummins, Inc.	2,731,705
12,341	Deere & Co.	5,906,896
32,488	Delta Air Lines, Inc.	2,007,109
6,822	Dover Corp.	1,220,183
19,425	Eaton Corp. PLC	6,782,044
27,989	Emerson Electric Co.	3,694,548
6,147	Equifax, Inc.	1,514,006
6,788	Expeditors International of Washington, Inc.	818,225
57,175	Fastenal Co.	2,839,310
10,981	FedEx Corp.	2,537,380
9,296	Ferguson Enterprises, Inc.	2,148,770
16,894	Fortive Corp.	808,547
13,579	GE Vernova, Inc.	8,323,520
11,017	General Dynamics Corp.	3,575,788
53,055	General Electric Co.	14,600,736
32,090	Honeywell International, Inc.	7,043,755

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
19,937	Howmet Aerospace, Inc.	$3,471,032
14,525	Illinois Tool Works, Inc.	3,844,041
20,107	Ingersoll Rand, Inc.	1,597,099
32,614	Johnson Controls International PLC	3,486,110
9,335	L3Harris Technologies, Inc.	2,591,583
6,398	Leidos Holdings, Inc.	1,157,526
11,688	Lockheed Martin Corp.	5,325,403
11,237	Norfolk Southern Corp.	3,146,135
7,169	Northrop Grumman Corp.	4,229,997
9,248	Old Dominion Freight Line, Inc.	1,396,171
19,729	Otis Worldwide Corp.	1,704,191
25,853	PACCAR, Inc.	2,584,783
6,343	Parker-Hannifin Corp.	4,816,557
16,045	Paychex, Inc.	2,237,555
7,313	Quanta Services, Inc.	2,764,021
10,166	Republic Services, Inc.	2,378,539
5,618	Rockwell Automation, Inc.	1,929,390
14,844	Rollins, Inc.	839,280
66,627	RTX Corp.	10,567,042
2,566	Snap-on, Inc.	834,566
25,527	Southwest Airlines Co.	839,838
10,739	SS&C Technologies Holdings, Inc.	952,120
11,114	Trane Technologies PLC	4,618,978
2,744	TransDigm Group, Inc.	3,838,527
9,719	TransUnion	859,160
100,666	Uber Technologies, Inc.*	9,437,437
29,779	Union Pacific Corp.	6,657,691
16,233	United Airlines Holdings, Inc.*	1,704,465
36,611	United Parcel Service, Inc., Class B	3,201,266
3,230	United Rentals, Inc.	3,088,978
6,942	Verisk Analytics, Inc.	1,861,289
17,252	Vertiv Holdings Co., Class A	2,200,493
2,171	W.W. Grainger, Inc.	2,200,308
20,039	Waste Management, Inc.	4,536,629
8,466	Westinghouse Air Brake Technologies Corp.	1,638,171
12,068	Xylem, Inc.	1,708,346

		223,053,729

Information Technology – 33.6%
33,942	Accenture PLC, Class A (Ireland)	8,823,902
21,145	Adobe, Inc.*	7,542,421
80,355	Advanced Micro Devices, Inc.*	13,068,134
5,446	Amdocs Ltd.	466,014
59,461	Amphenol Corp., Class A	6,472,924
24,675	Analog Devices, Inc.	6,201,074
725,550	Apple, Inc.	168,429,177
39,951	Applied Materials, Inc.	6,422,523
12,662	AppLovin Corp., Class A*	6,059,907
51,454	Arista Networks, Inc.*	7,026,044
4,901	ARM Holdings PLC ADR*	677,857
8,229	Atlassian Corp., Class A*	1,462,952
10,667	Autodesk, Inc.*	3,356,905
229,999	Broadcom, Inc.	68,399,403
13,578	Cadence Design Systems, Inc.*	4,758,139
6,563	CDW Corp.	1,081,320

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued) August 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
5,373	Circle Internet Group, Inc.*(b)	$709,129
197,637	Cisco Systems, Inc.	13,654,740
15,244	Cloudflare, Inc., Class A*	3,181,575
24,577	Cognizant Technology Solutions Corp., Class A	1,775,688
9,230	CoreWeave, Inc., Class A*	951,059
38,641	Corning, Inc.	2,590,106
12,190	Crowdstrike Holdings, Inc., Class A*	5,164,903
15,444	Datadog, Inc., Class A*	2,110,886
14,910	Dell Technologies, Inc., Class C	1,821,256
1,188	Fair Isaac Corp.*	1,807,708
30,667	Fortinet, Inc.*	2,415,640
3,722	Gartner, Inc.*	934,929
27,244	Gen Digital, Inc.	822,769
3,825	GLOBALFOUNDRIES, Inc.*	127,717
65,322	Hewlett Packard Enterprise Co.	1,474,318
46,795	HP, Inc.	1,335,529
2,519	HubSpot, Inc.*	1,217,105
217,609	Intel Corp.*	5,298,779
46,256	International Business Machines Corp.	11,262,873
13,539	Intuit, Inc.	9,030,513
8,560	Keysight Technologies, Inc.*	1,398,961
6,595	KLA Corp.	5,750,840
63,701	Lam Research Corp.	6,379,655
42,864	Marvell Technology, Inc.	2,694,645
26,384	Microchip Technology, Inc.	1,714,960
55,719	Micron Technology, Inc.	6,631,118
365,966	Microsoft Corp.	185,431,313
3,963	MongoDB, Inc.*	1,250,762
2,303	Monolithic Power Systems, Inc.	1,924,755
8,306	Motorola Solutions, Inc.	3,924,253
9,965	NetApp, Inc.	1,123,952
1,169,517	NVIDIA Corp.	203,706,471
20,781	ON Semiconductor Corp.*	1,030,530
81,916	Oracle Corp.	18,523,665
104,760	Palantir Technologies, Inc., Class A*	16,416,940
32,943	Palo Alto Networks, Inc.*	6,276,300
54,738	QUALCOMM, Inc.	8,798,039
5,351	Roper Technologies, Inc.	2,816,285
46,309	Salesforce, Inc.	11,866,681
9,862	Seagate Technology Holdings PLC	1,650,899
10,311	ServiceNow, Inc.*	9,459,930
15,810	Snowflake, Inc.*	3,773,215
13,021	Strategy, Inc., Class A*	4,354,353
25,415	Super Micro Computer, Inc.*	1,055,739
9,202	Synopsys, Inc.*	5,553,591
14,777	TE Connectivity PLC (Switzerland)	3,051,450
45,148	Texas Instruments, Inc.	9,141,567
11,878	Trimble, Inc.*	959,980
4,035	VeriSign, Inc.	1,103,048
10,727	Workday, Inc., Class A*	2,476,006
13,097	Zoom Communications, Inc., Class A*	1,066,358

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
4,742	Zscaler, Inc.*	$1,313,771

		910,555,950

Materials – 1.8%
10,938	Air Products and Chemicals, Inc.	3,216,975
34,023	Corteva, Inc.	2,524,166
33,738	CRH PLC	3,810,707
35,253	Dow, Inc.	868,281
20,854	DuPont de Nemours, Inc.	1,604,090
12,545	Ecolab, Inc.	3,475,467
71,392	Freeport-McMoRan, Inc.	3,169,805
12,744	International Flavors & Fragrances, Inc.	860,347
25,976	International Paper Co.	1,290,488
23,455	Linde PLC	11,218,292
12,622	LyondellBasell Industries NV, Class A	711,250
2,995	Martin Marietta Materials, Inc.	1,846,118
55,547	Newmont Corp.	4,132,697
11,479	Nucor Corp.	1,707,271
4,429	Packaging Corp. of America	965,345
11,312	PPG Industries, Inc.	1,258,234
11,549	Sherwin-Williams Co. (The)	4,224,971
4,469	Southern Copper Corp. (Mexico)	429,426
6,568	Vulcan Materials Co.	1,912,339

		49,226,269

Real Estate – 1.9%
23,340	American Tower Corp. REIT	4,757,859
7,087	AvalonBay Communities, Inc. REIT	1,387,989
14,911	CBRE Group, Inc., Class A*	2,417,371
20,722	CoStar Group, Inc.*	1,854,412
21,637	Crown Castle, Inc. REIT	2,145,092
16,803	Digital Realty Trust, Inc. REIT	2,816,855
4,868	Equinix, Inc. REIT	3,827,173
17,087	Equity Residential REIT	1,129,792
3,190	Essex Property Trust, Inc. REIT	861,970
10,473	Extra Space Storage, Inc. REIT	1,503,713
28,572	Invitation Homes, Inc. REIT	894,018
14,599	Iron Mountain, Inc. REIT	1,347,926
5,809	Mid-America Apartment Communities, Inc. REIT	847,068
46,196	Prologis, Inc. REIT	5,256,181
7,869	Public Storage REIT	2,318,129
45,050	Realty Income Corp. REIT	2,647,138
5,297	SBA Communications Corp. REIT	1,085,091
16,125	Simon Property Group, Inc. REIT	2,913,143
22,443	Ventas, Inc. REIT	1,527,919
52,624	VICI Properties, Inc. REIT	1,777,639
32,637	Welltower, Inc. REIT	5,492,154
36,152	Weyerhaeuser Co. REIT	935,252

		49,743,884

Utilities – 2.2%
12,801	Alliant Energy Corp.	832,961
13,436	Ameren Corp.	1,340,644

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
26,664	American Electric Power Co., Inc.	$2,960,237
9,714	American Water Works Co., Inc.	1,394,056
7,900	Atmos Energy Corp.	1,312,427
32,509	CenterPoint Energy, Inc.	1,225,914
14,850	CMS Energy Corp.	1,062,815
17,986	Consolidated Edison, Inc.	1,766,765
15,619	Constellation Energy Corp.	4,810,340
42,503	Dominion Energy, Inc.	2,545,930
10,297	DTE Energy Co.	1,407,085
38,753	Duke Energy Corp.	4,746,855
19,209	Edison International	1,078,201
21,440	Entergy Corp.	1,888,650
18,320	Eversource Energy	1,173,762
50,304	Exelon Corp.	2,197,279
27,319	FirstEnergy Corp.	1,191,655
102,687	NextEra Energy, Inc.	7,398,598
109,529	PG&E Corp.	1,673,603
36,892	PPL Corp.	1,345,451
24,870	Public Service Enterprise Group, Inc.	2,047,547
32,545	Sempra	2,686,915
54,730	Southern Co. (The)	5,051,579
16,690	Vistra Corp.	3,156,246
15,906	WEC Energy Group, Inc.	1,694,148
28,768	Xcel Energy, Inc.	2,082,516

		60,072,179

TOTAL COMMON STOCKS (Cost $2,121,570,206)		2,703,400,438

Shares	Dividend Rate	Value

Investment Company – 0.1%(a)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
2,604,149	4.114%	$2,604,149
(Cost $2,604,149)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $2,124,174,355)		2,706,004,587

Securities Lending Reinvestment Vehicle – 0.0%(a)
Goldman Sachs Financial Square Government Fund - Institutional Shares
898,115	4.154%	898,115
(Cost $898,115)

TOTAL INVESTMENTS – 99.9% (Cost $2,125,072,470)		$2,706,902,702

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		1,659,663

NET ASSETS – 100.0%		$2,708,562,365

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	All or a portion of security is on loan.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Assets and Liabilities August 31, 2025

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $89,643,328, $682,721,419, $305,125,699 and $320,587,054, respectively)(a)	$119,484,856	$834,712,534	$352,435,460	$358,953,078
Investments in affiliated issuers, at value (cost $776,373, $3,177,483, $406,352 and $3,069,500, respectively)	776,373	3,177,483	437,063	4,049,810
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	1,137,326	10,762,363	91,605	155,536
Foreign Currency, at value (cost $14,317, $131,049, $– and $–, respectively)	14,287	131,382	—	—
Receivables:
Dividends	186,687	1,622,971	133,704	575,098
Reimbursement from investment adviser	4,152	—	—	—
Securities lending income	3,106	2,826	218	10,465
Foreign tax reclaims	2,853	912,116	—	—
Investments sold	—	87,000	—	—
Collateral on certain derivative contracts	—	163,074	—	115,804

Total assets	121,609,640	851,571,749	353,098,050	363,859,791

Liabilities:
Variation margin on futures contracts	—	30,452	—	1,376
Payables:
Payable upon return of securities loaned	1,137,326	10,762,363	91,605	155,536
Foreign capital gains taxes	775,294	—	—	—
Management fees	20,705	64,404	15,626	16,519

Total liabilities	1,933,325	10,857,219	107,231	173,431

Net Assets:

Paid-in capital	92,897,355	707,606,725	315,262,593	331,839,317
Total distributable earnings	26,778,960	133,107,805	37,728,226	31,847,043

NET ASSETS	$119,676,315	$840,714,530	$352,990,819	$363,686,360

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	2,300,000	12,800,000	5,850,000	7,025,000

Net asset value per share:	$52.03	$65.68	$60.34	$51.77

(a)

Includes loaned securities having a market value of $995,285, $9,699,014, $87,605 and $149,781 for MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF, MarketBeta® Russell 1000 Growth Equity ETF and MarketBeta® Russell 1000 Value Equity ETF, respectively.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Assets and Liabilities (continued) August 31, 2025

MarketBeta® U.S. Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $2,115,103,908)(a)	$2,692,048,045
Investments in affiliated issuers, at value (cost $9,070,447)	13,956,542
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	898,115
Receivables:
Investments sold	4,457,773
Dividends	2,623,543
Securities lending income	10,516

Total assets	2,713,994,534

Liabilities:
Payables:
Fund shares redeemed	4,462,211
Payable upon return of securities loaned	898,115
Management fees	71,843

Total liabilities	5,432,169

Net Assets:
Paid-in capital	2,153,328,081
Total distributable earnings	555,234,284

NET ASSETS	$2,708,562,365

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	30,350,000

Net asset value per share:	$89.24

(a)	Includes loaned securities having a market value of $884,223 for MarketBeta® U.S. Equity ETF.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2025

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $363,969, $2,944,447, $250 and $2,527, respectively)	$2,714,047	$23,636,541	$1,962,564	$8,535,377

Dividends — affiliated issuers	46,093	112,735	29,639	105,665

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	27,094	117,535	1,045	14,469

Total Investment Income	2,787,234	23,866,811	1,993,248	8,655,511

Expenses:

Management fees	477,694	2,055,032	329,974	479,259

Trustee fees	28,050	32,462	29,144	30,022

Total expenses	505,744	2,087,494	359,118	509,281

Less — expense reductions	(103,019)	(422,221)	(769)	(2,334)

Net expenses	402,725	1,665,273	358,349	506,947

NET INVESTMENT INCOME	2,384,509	22,201,538	1,634,899	8,148,564

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(632,557)	(5,608,453)	(8,778,820)	(4,062,243)

Investments — affiliated issuers	—	—	771	(5,584)

In-kind redemptions — affiliated issuers	—	—	235,069	413,708

In-kind redemptions — unaffiliated issuers	1,275,139	65,895,450	44,616,273	43,528,964

Futures contracts	39,070	376,337	(27,232)	18,999

Foreign currency transactions	(28,826)	56,756	—	(31)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $794,599, $–, $– and $–, respectively)	14,110,393	25,681,306	21,382,707	(15,656,028)

Investments — affiliated issuers	—	—	(34,293)	451,895

Futures contracts	—	(1,989)	26,961	7,834

Foreign currency translations	2,907	(14,783)	—	—

Net realized and unrealized gain	14,766,126	86,384,624	57,421,436	24,697,514

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,150,635	$108,586,162	$59,056,335	$32,846,078

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2025

MarketBeta® U.S. Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $312)	$31,640,794

Dividends — affiliated issuers	372,076

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	18,480

Total Investment Income	32,031,350

Expenses:

Management fees	2,226,189

Trustee fees	42,322

Total expenses	2,268,511

Less — expense reductions	(510,926)

Net expenses	1,757,585

NET INVESTMENT INCOME	30,273,765

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(13,393,727)

Investments — affiliated issuers	44,094

In-kind redemptions — affiliated issuers	1,272,564

In-kind redemptions — unaffiliated issuers	278,386,395

Futures contracts	23,026

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	91,841,674

Investments — affiliated issuers	2,346,640

Futures contracts	(22,941)

Net realized and unrealized gain	360,497,725

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$390,771,490

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Changes in Net Assets

	MarketBeta® Emerging Markets Equity ETF		MarketBeta® International Equity ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$ 2,384,509	$2,181,777	$22,201,538	$ 19,302,353

Net realized gain (loss)	652,826	(1,054,111)	60,720,090	22,867,687

Net change in unrealized gain	14,113,300	11,509,666	25,664,534	103,129,115

Net increase in net assets resulting from operations	17,150,635	12,637,332	108,586,162	145,299,155

Distributions to shareholders:

From distributable earnings	(2,897,064)	(563,858)	(24,314,998)	(17,490,447)

From share transactions:

Proceeds from sales of shares	–	78,012,311	90,255,771	437,010,046

Cost of shares redeemed	(11,186,728)	–	(222,745,720)	(113,364,206)

Net increase (decrease) in net assets resulting from share transactions	(11,186,728)	78,012,311	(132,489,949)	323,645,840

TOTAL INCREASE (DECREASE)	3,066,843	90,085,785	(48,218,785)	451,454,548

Net Assets:

Beginning of year	$ 116,609,472	$26,523,687	$888,933,315	$ 437,478,767

End of year	$ 119,676,315	$116,609,472	$840,714,530	$ 888,933,315

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Changes in Net Assets (continued)

	MarketBeta® Russell 1000 Growth Equity ETF		MarketBeta® Russell 1000 Value Equity ETF
	For the Fiscal Year Ended August 31, 2025	For the Period November 28, 2023* to August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Period November 28, 2023* to August 31, 2024

From operations:

Net investment income	$1,634,899	$1,873,603	$8,148,564	$6,229,652

Net realized gain	36,046,061	43,478,682	39,893,813	5,544,844

Net change in unrealized gain (loss)	21,375,375	25,965,097	(15,196,299)	54,581,522

Net increase in net assets resulting from operations	59,056,335	71,317,382	32,846,078	66,356,018

Distributions to shareholders:

From distributable earnings	(1,730,375)	(1,581,591)	(8,968,036)	(4,456,262)

From share transactions:

Proceeds from sales of shares	189,315,387	540,449,167	73,792,908	571,051,348

Cost of shares redeemed	(184,056,912)	(319,778,574)	(248,162,761)	(118,772,933)

Net increase (decrease) in net assets resulting from share transactions	5,258,475	220,670,593	(174,369,853)	452,278,415

TOTAL INCREASE (DECREASE)	62,584,435	290,406,384	(150,491,811)	514,178,171

Net Assets:
Beginning of period	$290,406,384	$–	$514,178,171	$–

End of period	$352,990,819	$290,406,384	$363,686,360	$514,178,171

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Changes in Net Assets (continued)

	MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2024

From operations:

Net investment income	$30,273,765	$24,805,509

Net realized gain	266,332,352	90,056,085

Net change in unrealized gain	94,165,373	366,393,952

Net increase in net assets resulting from operations	390,771,490	481,255,546

Distributions to shareholders:

From distributable earnings	(30,518,560)	(22,458,896)

From share transactions:

Proceeds from sales of shares	676,352,243	1,149,363,956

Cost of shares redeemed	(709,679,472)	(243,460,822)

Net increase (decrease) in net assets resulting from share transactions	(33,327,229)	905,903,134

TOTAL INCREASE	326,925,701	1,364,699,784

Net Assets:
Beginning of year	$2,381,636,664	$1,016,936,880

End of year	$2,708,562,365	$2,381,636,664

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	MarketBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022		2021

Per Share Operating Performance:

Net asset value, beginning of year	$45.73	$40.81	$41.23	$55.68		$48.15

Net investment income(a)	1.02	1.06	0.96	1.35	(b)	0.89

Net realized and unrealized gain (loss)	6.49	4.35	(0.34)	(11.93)		8.14

Total from investment operations	7.51	5.41	0.62	(10.58)		9.03

Distributions to shareholders from net investment income	(1.21)	(0.49)	(1.04)	(3.87)		(1.50)

Net asset value, end of year	$52.03	$45.73	$40.81	$41.23		$55.68

Market price, end of year	$52.33	$45.73	$40.81	$41.16		$55.72

Total Return at Net Asset Value(c)	16.84%	13.50%	1.61%	(20.01)%		19.35%

Net assets, end of year (in 000’s)	$119,676	$116,609	$26,524	$32,981		$36,191

Ratio of net expenses to average net assets	0.36%	0.36%	0.36%	0.36%		0.36%

Ratio of total expenses to average net assets	0.45%	0.45%	0.45%	0.45%		0.45%

Ratio of net investment income to average net assets	2.17%	2.47%	2.40%	2.87	%(b)	1.63%

Portfolio turnover rate(d)	8%	7%	13%	18%		21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.32 per share and 0.67% of average net assets.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	MarketBeta® International Equity ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$59.26	$50.87	$44.63	$57.61	$46.79

Net investment income(a)	1.58	1.44	1.45	1.63	1.28

Net realized and unrealized gain (loss)	6.58	8.22	6.17	(12.83)	10.84

Total from investment operations	8.16	9.66	7.62	(11.20)	12.12

Distributions to shareholders from net investment income	(1.74)	(1.27)	(1.38)	(1.78)	(1.30)

Net asset value, end of year	$65.68	$59.26	$50.87	$44.63	$57.61

Market price, end of year	$65.58	$59.31	$50.84	$44.33	$57.80

Total Return at Net Asset Value(b)	14.08%	19.21%	17.22%	(19.80)%	26.20%

Net assets, end of year (in 000’s)	$840,715	$888,933	$437,479	$357,050	$357,192

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.68%	2.66%	2.96%	3.15%	2.41%

Portfolio turnover rate(c)	3%	4%	4%	7%	5%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® Russell 1000 Growth Equity ETF

	For the Fiscal Year Ended August 31, 2025	For the Period November 28, 2023* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$50.07	$40.15

Net investment income(a)	0.30	0.24

Net realized and unrealized gain	10.28	9.89

Total from investment operations	10.58	10.13

Distributions to shareholders from net investment income	(0.31)	(0.21)

Net asset value, end of period	$60.34	$50.07

Market price, end of period	$60.32	$50.05

Total Return at Net Asset Value(b)	21.20%	25.26%

Net assets, end of period (in 000’s)	$352,991	$290,406

Ratio of net expenses to average net assets	0.12%	0.12%(c)

Ratio of net investment income to average net assets	0.56%	0.69%(c)

Portfolio turnover rate(d)	45%	29%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® Russell 1000 Value Equity ETF

	For the Fiscal Year Ended August 31, 2025	For the Period November 28, 2023* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$48.39	$39.86

Net investment income(a)	0.95	0.69

Net realized and unrealized gain	3.41	8.31

Total from investment operations	4.36	9.00

Distributions to shareholders from net investment income	(0.98)	(0.47)

Net asset value, end of period	$51.77	$48.39

Market price, end of period	$51.76	$48.40

Total Return at Net Asset Value(b)	9.17%	22.67%

Net assets, end of period (in 000’s)	$363,686	$514,178

Ratio of net expenses to average net assets	0.12%	0.12%	(c)

Ratio of net investment income to average net assets	1.93%	2.04%	(c)

Portfolio turnover rate(d)	11%	18%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	MarketBeta® U.S. Equity ETF

	For the Fiscal Year Ended August 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of year	$77.45	$61.63	$53.96	$63.07	$48.62

Net investment income(a)	0.98	0.95	0.89	0.82	0.74

Net realized and unrealized gain (loss)	11.81	15.76	7.67	(9.20)	14.46

Total from investment operations	12.79	16.71	8.56	(8.38)	15.20

Distributions to shareholders from net investment income	(1.00)	(0.89)	(0.89)	(0.73)	(0.75)

Net asset value, end of year	$89.24	$77.45	$61.63	$53.96	$63.07

Market price, end of year	$89.24	$77.45	$61.68	$53.97	$63.09

Total Return at Net Asset Value(b)	16.65%	27.33%	16.12%	(13.41)%	31.60%

Net assets, end of year (in 000’s)	$2,708,562	$2,381,637	$1,016,937	$685,236	$428,861

Ratio of net expenses to average net assets	0.07%	0.07%	0.07%	0.07%	0.07%

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.20%	1.39%	1.59%	1.40%	1.36%

Portfolio turnover rate(c)	2%	3%	3%	3%	4%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MARKETBETA® ETFS

Notes to Financial Statements August 31, 2025

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs MarketBeta® Emerging Markets Equity ETF	Diversified

Goldman Sachs MarketBeta® International Equity ETF	Diversified

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF	Diversified

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF	Diversified

Goldman Sachs MarketBeta® U.S. Equity ETF	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF and Goldman Sachs MarketBeta® U.S. Equity ETF are listed and traded on the Cboe BZX Exchange, Inc., and shares of the Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF and Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF are listed and traded on NYSE Arca, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units.” Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is

90

GOLDMAN SACHS MARKETBETA® ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Segment Reporting — The Funds follow Fund Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within each Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves,

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and ETFs. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s financial statements at SEC.gov.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2025:

MarketBeta® Emerging Markets Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$3,647,081	$—	$—

Asia	103,359,113	2,219,469	—

Europe	1,361,359	—	—

North America	2,275,926	—	—

Oceania	12,593	—	—

South America	4,679,804	1,333,178	—

Exchange-Traded Fund	596,333	—	—

Investment Company	776,373	—	—

Securities Lending Reinvestment Vehicle	1,137,326	—	—

Total	$117,845,908	$3,552,647	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MarketBeta® International Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,314,575	$—	$—

Asia	256,469,903	—	—

Europe	432,612,771	2,991,764	—

North America	74,198,795	502,410	—

Oceania	65,958,530	—	—

South America	663,786	—	—

Investment Company	3,177,483	—	—

Securities Lending Reinvestment Vehicle	10,762,363	—	—

Total	$845,158,206	$3,494,174	$—

Derivative Type

Assets

Futures Contracts(b)	$81,129	$—	$—

MarketBeta® Russell 1000 Growth Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$556,102	$—	$—

Europe	861,025	—	—

North America	350,484,186	—	—

South America	710,026	—	—

Investment Company	261,184	—	—

Securities Lending Reinvestment Vehicle	91,605	—	—

Total	$352,964,128	$—	$—

MarketBeta® Russell 1000 Value Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$54,296	$—	$—

Europe	3,066,184	—	—

North America	358,447,669	—	—

South America	84,224	—	—

Investment Company	1,350,515	—	—

Securities Lending Reinvestment Vehicle	155,536	—	—

Total	$363,158,424	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$38,889	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MarketBeta® U.S. Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,609,426	$—	$—

Europe	14,584,591	—	—

North America	2,681,400,028	—	—

South America	5,806,393	—	—

Investment Company	2,604,149	—	—

Securities Lending Reinvestment Vehicle	898,115	—	—

Total	$2,706,902,702	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2025. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

MarketBeta® International Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$81,129	Variation margin on futures contracts	$—

MarketBeta® Russell 1000 Value Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$38,889	Variation margin on futures contracts	$—

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2025 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2025. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

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4. INVESTMENTS IN DERIVATIVES (continued)

MarketBeta® Emerging Markets Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$39,070	$—

MarketBeta® International Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	376,337	(1,989)

MarketBeta® Russell 1000 Growth Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(27,232)	26,961

MarketBeta® Russell 1000 Value Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	18,999	7,834

MarketBeta® U.S. Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	23,026	(22,941)

For the fiscal year ended August 31, 2025, the relevant values for each derivative type were as follows:

Average number of Contracts(a)
Fund	Futures Contracts

MarketBeta® Emerging Markets Equity ETF	7

MarketBeta® International Equity ETF	31

MarketBeta® Russell 1000 Growth Equity ETF	2

MarketBeta® Russell 1000 Value Equity ETF	11

MarketBeta® U.S. Equity ETF	10

(a)

Amounts disclosed represent average number of contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2025.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2025, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Goldman Sachs MarketBeta® Emerging Markets Equity ETF	0.45%	0.36%

Goldman Sachs MarketBeta® International Equity ETF	0.25%	0.20%

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF	0.12%	0.12%

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF	0.12%	0.12%

Goldman Sachs MarketBeta® U.S. Equity ETF	0.09%	0.07%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.36%, 0.20% and 0.07% as an annual percentage rate of average daily net assets of the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively. These arrangements will remain in effect through at least December 29, 2025 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2025, GSAM waived $101,149, $417,499 and $504,114 of the Funds’ management fees for the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2025, the management fee waived by GSAM was $1,870, $4,722, $769, $2,334 and $6,812 for the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF, MarketBeta® Russell 1000 Growth Equity ETF, MarketBeta® Russell 1000 Value Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

B. Other Transactions with Affiliates — The following table provides information about the Fund’s investment in shares of Goldman Sachs Financial Square Treasury Obligations Fund and The Goldman Sachs Group, Inc. as of and for the fiscal year ended August 31, 2025:

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Notes to Financial Statements (continued) August 31, 2025

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

MarketBeta® Emerging Markets Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$1,099,952	$8,257,852	$(8,581,431)	$–	$–	$776,373	776,373	$46,093	$–

MarketBeta® International Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	637,074	31,855,090	(29,314,681)	–	–	3,177,483	3,177,483	112,735	–

MarketBeta® Russell 1000 Growth Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	884,446	4,877,825	(5,501,087)	–	–	261,184	261,184	18,707	–

Goldman Sachs Group, Inc. (The)
	594,441	300,814	(920,924)	235,841	(34,293)	175,879	236	10,932	–

Total	$1,478,887	$5,178,639	$(6,422,011)	$235,841	$(34,293)	$437,063		$29,639	$–

MarketBeta® Russell 1000 Value Equity ETF

Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	584,089	11,203,522	(10,437,096)	–	–	1,350,515	1,350,515	57,043	–

Goldman Sachs Group, Inc. (The)
	2,417,055	715,301	(1,293,080)	408,124	451,895	2,699,295	3,622	48,622	–

Total	$3,001,144	$11,918,823	$(11,730,176)	$408,124	$451,895	$4,049,810		$105,665	$–

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

MarketBeta® U.S. Equity ETF
Underlying Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$2,207,091	$35,617,653	$(35,220,595)	$–	$–	$2,604,149	2,604,149	$165,841	$–

Goldman Sachs Group, Inc. (The)
	8,275,745	2,553,495	(3,140,145)	1,316,658	2,346,640	11,352,393	15,233	206,235	–

Total	$10,482,836	$38,171,148	$(38,360,740)	$1,316,658	$2,346,640	$13,956,542		$372,076	$–

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	Goldman Sachs MarketBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	—	$—	1,900,000	$78,012,311

Shares redeemed	(250,000)	(11,186,728)	—	—

NET INCREASE (DECREASE) IN SHARES	(250,000)	$(11,186,728)	1,900,000	$78,012,311

	Goldman Sachs MarketBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,600,000	$90,255,771	8,500,000	$437,010,046

Shares redeemed	(3,800,000)	(222,745,720)	(2,100,000)	(113,364,206)

NET INCREASE (DECREASE) IN SHARES	(2,200,000)	$(132,489,949)	6,400,000	$323,645,840

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Notes to Financial Statements (continued) August 31, 2025

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF
	For the Fiscal Year Ended August 31, 2025		For the Period November 28, 2023(a)(a) to August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	3,450,000	$189,315,387	12,600,000	$540,449,167

Shares redeemed	(3,400,000)	(184,056,912)	(6,800,000)	(319,778,574)

NET INCREASE IN SHARES	50,000	$5,258,475	5,800,000	$220,670,593

	Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF
	For the Fiscal Year Ended August 31, 2025		For the Period November 28, 2023(a)(a) to August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,475,000	$73,792,908	13,325,000	$571,051,348

Shares redeemed	(5,075,000)	(248,162,761)	(2,700,000)	(118,772,933)

NET INCREASE (DECREASE) IN SHARES	(3,600,000)	$(174,369,853)	10,625,000	$452,278,415

	Goldman Sachs MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31, 2025		For the Fiscal Year Ended August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	8,300,000	$676,352,243	17,750,000	$1,149,363,956

Shares redeemed	(8,700,000)	(709,679,472)	(3,500,000)	(243,460,822)

NET INCREASE (DECREASE) IN SHARES	(400,000)	$(33,327,229)	14,250,000	$905,903,134

(a)	Commenced operations on November 28, 2023.

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2025, were as follows:

Fund	Purchases	Sales

MarketBeta® Emerging Markets Equity ETF	$8,474,103	$16,187,661

MarketBeta® International Equity ETF	26,519,222	31,819,078

MarketBeta® Russell 1000 Growth Equity ETF	136,080,665	136,475,492

MarketBeta® Russell 1000 Value Equity ETF	47,240,100	48,388,581

MarketBeta® U.S. Equity ETF	64,967,496	61,066,529

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7. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2025, were as follows:

Fund	Purchases	Sales

MarketBeta® Emerging Markets Equity ETF	$—	$3,772,747

MarketBeta® International Equity ETF	88,505,381	219,858,791

MarketBeta® Russell 1000 Growth Equity ETF	189,066,594	182,787,314

MarketBeta® Russell 1000 Value Equity ETF	73,779,219	248,057,687

MarketBeta® U.S. Equity ETF	671,259,852	708,284,471

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2025, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2025, are reported under Investment Income on the Statements of Operations.

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Notes to Financial Statements (continued) August 31, 2025

8. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2025:

Fund	Beginning value as of August 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025

MarketBeta® Emerging Markets Equity ETF	$434,404	$7,392,917	$(6,689,995)	$1,137,326

MarketBeta® International Equity ETF	10,552,767	102,585,204	(102,375,608)	10,762,363

MarketBeta® Russell 1000 Growth Equity ETF	15,539	1,213,364	(1,137,298)	91,605

MarketBeta® Russell 1000 Value Equity ETF	149,448	2,742,926	(2,736,838)	155,536

MarketBeta® U.S. Equity ETF	103,075	15,136,760	(14,341,720)	898,115

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF	MarketBeta® U.S. Equity ETF

Distributions paid from:

Ordinary Income	$ 2,897,064	$ 24,314,998	$ 1,730,375	$ 8,968,036	$ 30,518,560

The tax character of distributions paid during the fiscal year ended August 31, 2024 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF(a)	MarketBeta® Russell 1000 Value Equity ETF(a)	MarketBeta® U.S. Equity ETF

Distributions paid from:

Ordinary Income	$ 563,858	$ 17,490,447	$ 1,581,591	$ 4,456,262	$ 22,458,896

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9. TAX INFORMATION (continued)

As of August 31, 2025, the components of accumulated earnings (losses) on a tax-basis were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF	MarketBeta® U.S. Equity ETF

Undistributed ordinary income — net	$2,331,313	$4,357,454	$198,968	$1,052,557	$4,854,331

Capital loss carryforwards:

Perpetual Short-Term	(1,039,059)	(3,739,218)	(889,762)	(4,271,617)	(4,050,078)

Perpetual Long-Term	(1,523,204)	(10,479,141)	—	—	(12,096,514)

Total capital loss carryforwards	(2,562,263)	(14,218,359)	(889,762)	(4,271,617)	(16,146,592)

Timing differences — (Late Year Ordinary Loss Deferral, Post-October Capital Loss Deferral and Miscellaneous adjustment)	(680,150)	(4,440,503)	(7,998,871)	(4,169,593)	(13,905,023)

Unrealized gains (losses) — net	27,690,060	147,409,213	46,417,891	39,235,696	580,431,568

Total accumulated earnings (losses) — net	$26,778,960	$133,107,805	$37,728,226	$31,847,043	$555,234,284

  As of August 31, 2025, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF

Tax Cost	$92,933,398	$701,379,764	$306,546,237	$323,961,617

Gross unrealized gain	34,228,188	195,545,868	53,068,816	58,277,013

Gross unrealized loss	(6,538,128)	(48,136,655)	(6,650,925)	(19,041,317)

Net unrealized gain (loss)	$27,690,060	$147,409,213	$46,417,891	$39,235,696

MarketBeta® U.S. Equity ETF

Tax Cost	$2,126,471,134

Gross unrealized gain	672,027,640

Gross unrealized loss	(91,596,072)

Net unrealized gain (loss)	$580,431,568

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, differences in the tax treatment of partnership investments, passive foreign investment company investments, and underlying fund investments.

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Notes to Financial Statements (continued) August 31, 2025

9. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemption in-kind transactions and underlying fund investments.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs MarketBeta® Emerging Markets Equity ETF	$1,104,318	$(1,104,318)

Goldman Sachs MarketBeta® International Equity ETF	64,192,839	(64,192,839)

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF	44,349,756	(44,349,756)

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF	43,980,795	(43,980,795)

Goldman Sachs MarketBeta® U.S. Equity ETF	278,585,434	(278,585,434)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a Reference Index, if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Diversification Risk — Each Fund is classified as a “diversified” fund; however, each Fund may become “non-diversified,” meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds, to the extent its respective Index is non-diversified. Each fund thus may invest a larger percentage of its assets in fewer issuers than diversified funds.

Index Risk — Solactive AG and FTSE Russell (the “Index Providers”) constructs each applicable Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Providers may utilize third party data in constructing each respective Index, but it does not guarantee the accuracy or availability of any such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment

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10. OTHER RISKS ( continued )

Adviser, the Calculation Agent nor the Index Providers can guarantee the availability or timeliness of the production of the Index. Furthermore, Solactive AG, the index provider for Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF and Goldman Sachs MarketBeta® U.S. Equity ETF, and FTSE Russell, the index provider for Goldman Sachs MarketBeta® Russell 1000 Growth ETF and Goldman Sachs MarketBeta® Russell 1000 Value ETF may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe BZX Exchange, Inc. or NYSE Arca, Inc., as applicable, and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mid-Cap Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike

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Notes to Financial Statements (continued) August 31, 2025

10. OTHER RISKS ( continued )

a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Valuation Risk — The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Funds rely on various sources to calculate their respective NAVs. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculations may also be impacted by operational risks arising from factors such as failures in systems and technology.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

106

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF, Goldman Sachs MarketBeta Russell 1000 Growth Equity ETF, Goldman Sachs MarketBeta Russell 1000 Value Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the Funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2025, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights

Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF	For the year ended August 31, 2025	For the two years ended August 31, 2025	For each of the five years in the period ended August 31, 2025

Goldman Sachs MarketBeta Russell 1000 Growth Equity ETF and Goldman Sachs MarketBeta Russell 1000 Value Equity ETF	For the year ended August 31, 2025	For the year ended August 31, 2025 and for the period November 28, 2023 (commencement of operations) through August 31, 2024

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 27, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF, Goldman Sachs MarketBeta Russell 1000 Growth Equity ETF, Goldman Sachs MarketBeta Russell 1000 Value Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2026 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17-18, 2025 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held six meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)

with respect to the extensive (in the case of MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF) investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f)	the undertaking of the Investment Adviser to implement a fee waiver for MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2024, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2025. The information on each Fund’s investment performance was provided for the one- and three-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective index. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective index.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund. In addition, the Trustees considered the Investment Adviser’s undertakings to implement a management fee waiver for MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF. The Trustees noted that license fees would be payable by the Investment Adviser to Solactive AG or FTSE Russell, as applicable, for the use of their respective indices.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2024 and 2023, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

110

GOLDMAN SACHS MARKETBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2026.

111

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GOLDMAN SACHS MARKETBETA® ETFS

Goldman Sachs MarketBeta ETFs - Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2025, the total amount of income received by the MarketBeta Emerging Markets Equity ETF and the MarketBeta International Equity ETF from sources within foreign countries and possessions of the United States was $1.0305 and $1.3177 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the MarketBeta Emerging Markets Equity ETF and the MarketBeta International Equity ETF was 80.53% and 82.46%, respectively. The total amount of taxes paid by the MarketBeta Emerging Markets Equity ETF and the MarketBeta International Equity ETF to foreign countries was $0.1529 and $0.1400 per share, respectively.

For the year ended August 31, 2025, 1.41% and 6.58% of the dividends paid from net investment company taxable income by the MarketBeta U.S. Equity ETF and MarketBeta Russell 1000 Value Equity ETF, respectively, qualified as section 199A dividends.

For the fiscal year ended August 31, 2025, 61.77%, 82.75%, 93.42%, 98.59%, and 100% of the dividends paid from net investment company taxable income by the MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF, MarketBeta Russell 1000 Value Equity ETF, MarketBeta U.S. Equity ETF and the MarketBeta Russell 1000 Growth Equity ETF, respectively, qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2025, 95.67%, 91.16% and 100% of the dividends paid from net investment company taxable income by the MarketBeta U.S. Equity ETF, MarketBeta Russell 1000 Value Equity ETF and Marketbeta Russell 1000 Growth Equity ETF, respectively, qualified for the dividends received deduction available to corporations.

115

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary © 2025 Goldman Sachs. All rights reserved. MCEQWGETFAR-25

Goldman Sachs Funds Annual Financial Statements August 31, 2025 Goldman Sachs Municipal Income ETFs Goldman Sachs Dynamic California Municipal Income ETF (GCAL) Goldman Sachs Dynamic New York Municipal Income ETF (GMNY) Goldman Sachs Municipal Income ETF (GMUB) Goldman Sachs Ultra Short Municipal Income ETF (GUMI)

Goldman Sachs Municipal Income ETFs

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 99.8%

California - 87.6%
Airport Commission of The City & County of San Francisco San Francisco International Airport Second Series Revenue Refunding Bonds Series 2024A (A1/NR)
$515,000	5.250%		05/01/2044	$526,055
Airport Commission of The City and County of San Francisco International Airport Second Series Refunding RB Series 2020A (AMT) (A1/AA-)
130,000	5.000		05/01/2037	133,350
Airport Commission of The City and County of San Francisco International Airport Second Series Revenue Refunding Bonds Series 2024A (A1/NR)
125,000	5.250		05/01/2040	131,490
Airport Commission of The City and County of San Francisco San Francisco International Airport Second Series RB Series 2018D (AMT) (NR/AA-)
1,000,000	5.000		05/01/2048	983,273
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AG) (A1/AA)
640,000	0.000	(a)	08/01/2036	399,555
Amador Water Agency Revenue Certificates of Participation Series 2024A (A2/NR)
100,000	5.000		06/01/2026	101,169
Antioch Unified School District Contra Costa County California GO Bonds Election of 2024 Series A (AGC) (NR/AA)
100,000	5.000		08/01/2041	105,778
Atwater Wastewater RB Refunding Series 2017 A (AG) (NR/AA)
1,000,000	5.000		05/01/2040	1,011,101
Bay Area Toll Authority San Francisco Bay Area Subordinate Toll Bridge RB 2019 Series S-8 (A1/AA-)
100,000	3.000		04/01/2054	68,768
Bay Area Toll Authority San Francisco Bay Area Toll Bridge RB Variable Rate Bonds 2023 Series A (Aa1/AA+/A-1)
155,000	3.400	(b)(c)	04/01/2055	155,000
Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR)
220,000	4.000		09/01/2025	220,000
275,000	4.000		09/01/2031	277,094
290,000	4.000		09/01/2032	291,466
300,000	5.000		09/01/2033	306,299
215,000	5.000		09/01/2034	219,492
330,000	5.000		09/01/2035	336,854
Beaumont Public Improvement Authority Local Agency Revenue Refunding Bonds Series 2025 (AG) (NR/AA)
150,000	5.000		09/01/2036	167,179
Brawley Elementary School District Imperial County California 2025 GO Bond Anticipation Notes Series A (NR/A+/SP-1+)
200,000	0.000	(a)	08/01/2029	178,077
Burbank-Glendale-Pasadena Airport Authority Airport Senior RB 2024 Series B (AMT) (A2/A)
625,000	5.250		07/01/2054	631,135
California Community Choice Financing Authority Clean Energy Project RB Series 2023B (A1/NR)
120,000	5.000	(b)(c)	07/01/2053	126,628
California Community Choice Financing Authority Clean Energy Project RB Series 2024A (A1/NR)
1,090,000	5.000	(b)(c)	05/01/2054	1,164,742
California Community Choice Financing Authority Clean Energy Project RB Series 2024D (Aa1/NR)
300,000	5.000	(b)(c)	02/01/2055	323,174

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Community Choice Financing Authority Clean Energy Project RB Series 2024E (Green Bonds) (A1/NR)
$100,000	5.000	%(b)(c)	02/01/2055	$107,223
California Community Choice Financing Authority Clean Energy Project RB Term Rate Green Bonds Series 2024F (Aa3/NR)
1,000,000	5.000	(b)(c)	02/01/2055	1,076,191
California Community Choice Financing Authority Series 2021B-2 (A1/NR)
170,000	3.180	(b)(d)	02/01/2052	160,020
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB+)
305,000	5.000		06/01/2049	294,657
California Enterprise Development Authority Lease RB Riverside County Mead Valley Wellness Village Project Series 2024A (Aa3/AA-)
100,000	5.250		11/01/2049	103,673
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC - M@College Project Series 2020 A (Baa3/NR)
575,000	5.000		08/01/2040	582,259
California Enterprise Development Authority Student Housing RR Bonds for Provident Group - Pomona Properties L.L.C. Project Series 2024A (Baa3/NR)
650,000	5.000		01/15/2039	672,321
California Health Facilities Financing Authority Cedars-Sinai Medical Center Refunding RB Series 2016B (Aa3/NR)
960,000	4.000		08/15/2039	937,789
California Health Facilities Financing Authority RB Adventist Health System West Series 2024A (NR/BBB+)
500,000	5.000		12/01/2028	530,439
590,000	5.250		12/01/2041	600,137
California Health Facilities Financing Authority RB Adventist Health System/West Series 2024A (NR/BBB+)
100,000	5.000		12/01/2036	104,973
California Health Facilities Financing Authority RB Children’S Hospital of Orange County Series 2024B (NR/AA)
110,000	5.000	(b)(c)	11/01/2054	124,018
California Health Facilities Financing Authority RB Commonspirit Health Series 2024A (A3/A-)
100,000	5.000		12/01/2030	111,355
855,000	5.000		12/01/2034	956,720
215,000	5.000		12/01/2042	220,772
110,000	5.000		12/01/2044	111,636
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A1/A+)
1,000,000	5.000		11/15/2042	1,006,076
California Health Facilities Financing Authority RB for Providence Health & Services Series 2014B (A3/A)
1,000,000	5.000		10/01/2044	996,829
California Health Facilities Financing Authority RB Scripps Health Series 2024B (NR/AA-)
100,000	5.000	(b)(c)	11/15/2061	112,431
California Health Facilities Financing Authority RB Sutter Health Series 2018A (A1/A+)
125,000	5.000		11/15/2027	132,557
California Health Facilities Financing Authority Refunding RB Adventist Health System West Series 2016A (NR/BBB+)
185,000	4.000		03/01/2039	164,452

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Health Facilities Financing Authority Refunding RB Adventist Health System/West Series 2016A (NR/BBB+)
$230,000	3.000%		03/01/2039	$186,381
California Health Facilities Financing Authority Refunding RB Sutter Health Series 2016B (A1/A+)
345,000	4.000		11/15/2041	317,482
California Health Facilitiess Financing Authority Variable Rate RB Providence St Joseph Health Obligated Group 2009D (A3/A)
210,000	5.000		07/01/2031	236,838
California Infrastructure & Economic Development Bank RB Series A (A3/A-)
720,000	4.000		05/01/2039	701,945
California Infrastructure and Economic Development Bank RB Bay Area Toll Authority Series 2003 A (FGIC) (#Aa1/AA+)
130,000	5.000	(e)	01/01/2028	138,268
California Infrastructure and Economic Development Bank Refunding RB (A3/A-)
290,000	5.000		05/01/2031	297,509
California Infrastructure and Economic Development Bank Refunding RB Preforming Arts Center of Los Angeles County Series 2020 (A3/A)
250,000	5.000		12/01/2041	256,989
California Infrastructure and Economic Development Bank Refunding RB Segerstrom Center for The Arts Series 2024 (NR/A-)
100,000	5.000		01/01/2032	110,785
California Infrastructure and Economic Development Bank Refunding RB The J. Paul Getty Trust Series 2023 Consisting of Series 2023B (Aaa/AAA)
1,500,000	5.000	(b)(c)	10/01/2047	1,534,957
California Infrastructure and Economic Development Bank Revenue Refunding Bonds Segerstrom Center For The Arts Series 2017 (NR/A-)
100,000	5.000		01/01/2028	105,660
California Municipal Finance Authority Community Facilities District No. 2021-13 City of Lincoln - Esplanade At Turkey Creek Special Tax Bonds Series 2025 (NR/NR)
150,000	5.000		09/01/2055	141,774
California Municipal Finance Authority Linxs Apm Project Senior Lien RB Series 2018A (NR/NR)
100,000	5.000		12/31/2034	101,255
California Municipal Finance Authority Linxs Apm Project Senior Lien RB, Series 2018A (NR/NR)
100,000	5.000		06/30/2031	102,774
California Municipal Finance Authority Multifamily Housing RB Montecito Village 2025 Series A (FNMA COLL) (Aa1/NR)
100,000	4.700		07/01/2041	100,513
California Municipal Finance Authority Multifamily Housing RB Oaks on Balboa, Series 2025 A-1 (Aa1/NR)
100,000	3.150	(b)(c)	08/01/2059	100,657
California Municipal Finance Authority RB Community Health Centers of The Central Coast Inc. Series 2025A (NR/NR)
250,000	5.000		12/01/2032	264,254
250,000	5.000		12/01/2033	263,317
250,000	5.000		12/01/2034	260,953
California Municipal Finance Authority RB Community Health Centers of The Central Coast, Inc. Series 2025A (NR/NR)
250,000	5.000		12/01/2035	257,243

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A3/BBB+)
$1,150,000	5.000%		02/01/2035	$1,161,813
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
675,000	4.000		07/01/2031	676,245
250,000	4.000		07/01/2055	187,064
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa2/NR)
225,000	5.000		10/01/2031	234,613
250,000	5.000		10/01/2034	256,943
300,000	5.000		10/01/2037	304,816
300,000	5.000		10/01/2038	303,328
California Municipal Finance Authority Refunding RB PRS-California Obligated Group Projects Series 2024A Tax-Exempt (NR/NR)
100,000	5.000		04/01/2044	98,015
California Municipal Finance Authority Revenue Refunding Bonds Series 2025A (NR/NR)
1,000,000	5.000		10/01/2036	1,061,969
California Municipal Finance Authority Solid Waste Disposal RB Waste Management Inc. Project Series 2020 (NR/A-/A-2) (PUTABLE)
125,000	3.950	(b)(c)(f)	10/01/2045	125,000
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (NR/BB+)
1,000,000	4.000		07/15/2029	995,126
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (Baa3/NR)
400,000	5.000		06/01/2035	400,211
California Pollution Control Financing Authorit Solid Waste Disposal Refunding RB Republic Services Inc. Project Series 2023 (AMT) (NR/A-/A-2) (PUTABLE)
1,000,000	3.800	(b)(c)(g)	07/01/2043	999,993
California Pollution Control Financing Authority RB San Jose Water Company Project Series 2016 (NR/A)
100,000	4.750		11/01/2046	91,321
California Pollution Control Financing Authority Solid Waste Disposal Refunding RB Waste Management Inc. Project Series 2015B-2 (NR/A-/A-2) (PUTABLE)
125,000	3.125	(b)(c)	11/01/2040	124,827
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (Baa3/NR)
250,000	5.000	(g)	07/01/2037	260,261
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)
1,000,000	5.000	(g)	11/21/2045	949,597
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (Baa3/NR)
1,090,000	5.000	(g)	07/01/2029	1,130,123
California Public Finance Authority California Tax Increment RB Fontana Jurupa Hills Project 2025A (AG) (NR/AA)
200,000	5.000		09/01/2033	223,971

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Public Finance Authority Health Care Facilities RB Series 2025A (Baa1/NR)
$100,000	5.000%		11/01/2054	$94,836
California Public Finance Authority RB Henry Mayo Newhall Hospital Series 2021B (NR/BBB-)
680,000	4.000	(b)(c)	10/15/2051	653,285
California School Finance Authority Charter School RB for Envision Education – Obligated Group Series 2024A (NR/BB+)
720,000	5.000	(g)	06/01/2034	732,229
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (NR/BBB-)
500,000	5.000	(g)	10/01/2040	496,930
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 A (NR/BBB-)
240,000	3.000	(g)	10/01/2031	228,361
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (NR/BB+)
500,000	5.000	(g)	07/01/2040	472,007
California School Finance Authority School Facility RB Value Schools Series 2020A (NR/BBB-)
220,000	3.250	(g)	07/01/2030	215,085
California School Finance Authority School Facility Refunding RB Value Schools Series 2023A (ST INTERCEPT) (NR/BBB-)
545,000	5.000	(g)	07/01/2040	542,238
California State GO Refunding Bonds 2007 (AG) (Aa2/AA)
1,000,000	5.250		08/01/2032	1,144,692
California Statewide Communities Development Authority Community Facilities District No. 2023-08 San Juan Oaks Improvement Area No. 1 Special Tax Bonds Series 2025 (NR/NR)
550,000	5.000		09/01/2040	550,502
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
875,000	5.000		09/02/2034	916,635
595,000	5.000		09/02/2039	607,828
California Statewide Communities Development Authority Kaiser Permanente RB Series 2004J (NR/AA-) (PUTABLE)
150,000	5.000	(b)(c)	04/01/2036	164,642
California Statewide Communities Development Authority Kaiser Permanente RB Series 2009C Sub-Series C-3 (NR/AA-) (PUTABLE)
125,000	5.000	(b)(c)	04/01/2045	137,202
California Statewide Communities Development Authority RB Adventist Health System West Series 2018A (NR/BBB+)
370,000	3.500		03/01/2038	334,929
California Statewide Communities Development Authority RB Green Bonds for Marin General Hospital Series 2018A (NR/BBB)
365,000	5.000		08/01/2028	381,786
California Statewide Communities Development Authority RB John Muir Health Series 2024A (NR/A+)
1,000,000	5.000		12/01/2041	1,049,093
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (NR/A-)
460,000	5.000		04/01/2030	472,022
135,000	5.000		04/01/2031	138,154

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (NR/A-) – (continued)
$385,000	4.000%		04/01/2032	$387,306
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB)
150,000	5.500		12/01/2054	145,130
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
1,190,000	4.000		09/02/2028	1,199,763
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
975,000	5.000		05/15/2042	975,717
California Statewide Communities Development Authority Student Housing Refunding RB for University of California Irvine East Campus Apartments Series 2016 (Baa1/NR)
50,000	5.000		05/15/2040	50,035
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
1,000,000	4.000		09/01/2041	872,332
City and County of San Francisco Multifamily Housing RB Sunnydale Hope SF Block 9 Series 2025B-2 (Aa1/NR)
250,000	3.350	(b)(c)	08/01/2029	253,757
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
1,275,000	4.000		09/01/2032	1,297,257
City of Glendale California Electric RB 2025 Series (Aa3/NR)
1,000,000	5.000		02/01/2055	1,006,681
City of Glendale California Electric RB, 2024 Series (NR/A+)
140,000	5.000		02/01/2039	151,397
City of Long Beach Marina Revenue Refunding Bonds Series 2025 (NR/A)
100,000	5.000		05/15/2026	101,768
City of Los Angeles Department of Airports International Airport Series RB 2022 Series G (AMT) (Aa2/AA)
750,000	5.000		05/15/2028	794,492
City of Newport Beach Assessment District No. 124 Limited Obligation Improvement Bonds 2023 Series A (NR/NR)
725,000	5.000		09/02/2043	730,803
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
700,000	4.000		09/02/2031	719,859
City of Sacramento Railyards Community Facilities District No. 2018-01 Improvements Special Tax Bonds Series 2022 (NR/NR)
600,000	5.375	(g)	09/01/2052	589,697
City of San Jose California GO Bonds Disaster Preparedness Public Safety and Infrastructure Series 2025A (Aa1/AA+)
1,000,000	5.000		09/01/2055	1,025,857
City of Tulare California Sewer Revenue Refunding Bonds, Series 2015 (AG) (A1/AA)
870,000	5.000		11/15/2033	873,279
City of Vernon Electric System RB 2021 Series A (Baa1/A-)
100,000	5.000		04/01/2028	105,468

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Community Facilities District No. 1997-1 Schools Infrastructure Financing Agency County of Stanislaus State of California Special Tax Bonds Series 2025 (AG) (NR/AA)
$150,000	5.000%		09/01/2045	$153,679
Community Facilities District No. 2020-2 Countryview of The Romoland School District Improvement Area No. 1 Series 2025 Special Tax Bonds (NR/NR)
100,000	5.000		09/01/2040	101,168
Community Facilities District No. 2021-1 of The Temecula Valley Unified School District Special Tax Bonds Series 2024 (NR/NR)
100,000	5.000		09/01/2049	95,560
Community Facilities District No. 2023-2 Cimarron Ridge of The City of Menifee Improvement Area No. 1 Special Tax Bonds Series 2025A (NR/NR)
260,000	5.000		09/01/2035	270,158
Contra Costa Transportation Authority Sales Tax RB Limited Tax Bonds Refunding Bonds Series 2018B (NR/AAA)
135,000	5.000		03/01/2030	140,481
County of Sacramento Airport System Senior RB Series 2025A (AMT) (A2/AA)
1,000,000	5.000		07/01/2037	1,056,734
County of Sacramento RB Refunding for Airport System Series 2018 C (A2/A+)
1,000,000	5.000		07/01/2039	1,008,695
CSCDA Community Improvement Authority Essential Housing Senior Lien RB Series 2021A-1 (NR/NR)
200,000	3.600	(g)	05/01/2047	156,188
Cypress California Elem School District GO School District Bonds 2009A (AG) (A1/AA)
110,000	0.000	(a)	08/01/2032	89,011
Department of Airports of The City of Los Angeles California Los Angeles International Airport Senior Refunding RB 2018 Series B (Amt) (Aa2/AA)
100,000	5.000		05/15/2027	103,977
Department of Airports of The City of Los Angeles California Los Angeles International Airport Subordinate RB 2021 Series D (NR/NR)
10,000	5.000		05/15/2031	10,838
Department of Airports of The City of Los Angeles California Los Angeles International Airport Subordinate Revenue and Refunding RB 2021 Series A (Aa3/AA-)
100,000	5.000		05/15/2037	103,718
Department of Airports of The City of Los Angeles, California Los Angeles International Airport Subordinate RB 2018 Series D (AMT) (Aa3/AA-)
260,000	5.000		05/15/2031	275,382
Department of Water and Power of The City of Los Angeles Power System RB 2018 Series D (Aa2/A)
1,260,000	5.000		07/01/2048	1,243,849
Department of Water and Power of The City of Los Angeles Power System RB 2025 Series A (Aa2/NR)
310,000	5.000		07/01/2028	326,574
Department of Water and Power of The City of Los Angeles Water System RB 2025 Series A (Aa2/NR)
1,000,000	5.000	(f)	01/01/2030	1,078,355

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Department of Water and Power of The City of Los Angeles Water System Variable Rate Demand RB 2021 Subseries A-2 (Aa2/NR)
$3,050,000	3.300	%(b)(c)	07/01/2051	$3,050,000
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
575,000	5.000		09/01/2027	587,519
East Bay Municipal Utility District Alameda and Contra Costa Counties California Wastewater System Revenue Refunding Bonds Series 2015A-2 (Aa1/AAA)
100,000	5.000		06/01/2038	113,065
East Bay Regional Park District 2024 Promissory Notes (Aaa/AAA)
100,000	4.000		05/01/2043	94,464
East Side Union High School District Santa Clara County California 2015 GO Refunding Bonds (Aa3/A+)
285,000	3.750		08/01/2038	273,299
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 1995A (NR/AA+)
105,000	0.000	(a)	01/01/2028	99,633
El Centro Elementary School District Imperial County California 2025 GO Bond Anticipation Notes Series A-2 (NR/A+)
150,000	5.000		06/15/2030	166,639
El Centro Elementary School District Imperial County California 2025 GO Bond Anticipation Notes Series B-2 (NR/A+)
200,000	5.000		06/15/2030	222,186
El Dorado Irrigation District Refunding RB Series 2016C (Aa3/AA-)
695,000	4.000		03/01/2034	696,558
El Monte City School District Los Angeles California Election of 2008 GO Bonds Series B (A1/A+)
100,000	0.000	(a)	08/01/2039	53,724
El Monte Union High School District Los Angeles County California Election of 2018 GO Bonds Series D (Aa3/NR)
800,000	5.000		06/01/2041	849,136
500,000	5.250		06/01/2045	527,696
El Rancho California University School Dist GO School Bonds 2008E (AG) (NR/AA)
130,000	0.000	(a)	08/01/2033	99,844
Elk Grove Finance Authority California Special Tax RB Series 2024 (NR/NR)
200,000	5.000		09/01/2039	202,959
Equitable School Revolving Fund California Infrastructure and Economic Development Bank Series 2024 B (Social Bonds) (NR/A)
100,000	5.000		11/01/2029	107,299
1,655,000	5.000		11/01/2049	1,600,795
Folsom Ranch Financing Authority, Community Facilities District No. 18 Folsom Plan Area-Wide Improvements and Services Special Tax RB Series 2024 (NR/NR)
100,000	5.000		09/01/2028	105,075
Foothill-De Anza California Community College Dist G.O. Bonds Electricity 99 2000 A (NATL) (Aaa/AAA)
110,000	0.000	(a)	08/01/2027	105,339
Glendora California University School District GO School Bonds 2009B (AG) (Aa3/AA)
225,000	0.000	(a)	08/01/2033	174,157

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Harbor Department of The City of Los Angeles Refunding RB 2024 Series A-2 (AMT) (Aa2/AA+)
$685,000	5.000%		08/01/2036	$746,556
Imperial Irrigation District Electric System Refunding RB Series 2016B-1 (NR/AA-)
905,000	5.000		11/01/2046	912,978
Improvement Area No. 1 of City of Mountain House Community Facilities District No. 2024-1 Public Facilities and Services California Special Tax Bonds Series 2025 (NR/NR)
500,000	5.000		09/01/2040	501,499
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AG) (NR/AA)
665,000	4.000	(g)	06/01/2036	658,582
Irvine Facilities Financing Authority Gateway Preserve Land Acquisition Project Lease RB, Series 2023A (NR/AA+)
850,000	5.250		05/01/2048	853,198
Irvine Unified School District Community Facilities District No. 09-1 Special Tax Bonds Series 2017 A (NR/NR)
690,000	5.000		09/01/2042	692,859
Irvine Unified School District Community Facilities District Number 09-1 Special Tax Bonds Series 2019A (NR/NR)
215,000	4.000		09/01/2039	202,525
Lake Tahoe Unified School District GO Bonds Election of 2008 Series 2010 (AGM) (A1/AA)
100,000	0.000	(a)	08/01/2031	84,298
Lone Pine Unified School District Inyo County California General Obligation Bonds, Election of 2024 Series 2025 (NR/A+)
250,000	5.500		08/01/2054	257,276
Long Beach Unified School District County of Los Angeles California Election of 2008 GO Bonds Series D-1 (Aa2/AA-)
500,000	0.000	(a)	08/01/2031	394,525
275,000	0.000	(a)	08/01/2032	207,743
Los Angeles California University School District CTFS Partner Co Op 2023 A Green Bond (NR/NR)
75,000	5.000		10/01/2027	79,291
Los Angeles California University School District CTFS Partner Co Op 2023 A Green Bond (A1/NR)
50,000	5.000		10/01/2027	52,987
Los Angeles County Development Authority Multifamily Housing Mortgage RB 2111 Firestone 2023 Series E (HUD SECT 8) (Aa1/NR)
155,000	5.000	(b)(c)	07/01/2043	156,965
Los Angeles County Public Works Financing Authority Lease RB 2024 Series H (NR/AA+)
230,000	5.000		12/01/2028	251,610
Los Angeles County Public Works Financing Authority Lease RB 2025 Series J (NR/AA+)
1,000,000	5.250	(f)	12/01/2050	1,042,275
Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds 2015 Series B (Tax-Exempt) (Aa2/AA+)
100,000	5.000		12/01/2025	100,704
Los Angeles Department of Airports RB Senior Refunding Series 2018 B (Aa2/AA)
1,000,000	5.000		05/15/2034	1,028,970
Los Angeles Unified School District County of Los Angeles California Election of 2024 GO Bonds US Series A-1 2025 (Aa2/NR)
250,000	5.000		07/01/2037	283,938

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Los Angeles Unified School District County of Los Angeles California GO Bonds Series Qrr (Aa2/NR)
$640,000	5.000%		07/01/2043	$676,217
600,000	5.000		07/01/2045	624,963
Menlo Park City School District County of San Mateo 2015 GO Refunding Bonds Capital Appreciation Bonds (Aaa/AAA)
1,000,000	0.000	(a)	07/01/2033	731,228
Merced Union High School District Merced County California GO Refunding Bonds Series 2025 (Aa2/NR)
195,000	5.000		08/01/2036	223,692
Msr Energy Authority California Gas RB Series 2009A Modesto (NR/BBB+)
100,000	6.125		11/01/2029	105,960
Municipal Improvement Corporation of Los Angeles Lease RB Series 2020-A (NR/A+)
140,000	5.000		11/01/2026	144,573
Municipal Improvement Corporation of Los Angeles Lease RB Series 2023-A (Aa3/NR)
120,000	5.000		05/01/2028	128,976
Municipal Improvement Corporation of Los Angeles Series 2016-B (NR/A+)
100,000	5.000		11/01/2027	103,220
Needles Unified School District San Bernardino County Ca Go Bonds Election of 2008 Series 2011B (AGM) (A1/AA)
815,000	0.000	(h)	08/01/2041	644,136
Palomar Health Certificates of Participation Evidencing Proportionate Undivided Ownership Interests of the Holders thereof in Installment Payments to be Paid Series 2022A (AGM) (A1/AA)
100,000	5.250		11/01/2035	106,764
Public Utilities Commission of The City and County of San Francisco Wastewater RB 2024 Series C (Aa2/AA)
100,000	5.000		10/01/2054	101,827
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax series 2022 (NR/NR)
100,000	5.750		09/01/2052	101,681
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (NR/A+)
100,000	0.000	(a)	10/01/2038	55,847
260,000	0.000	(a)	10/01/2042	113,696
Riverside County Transportation Commission Toll Revenue Senior Lien Refunding Bonds 2021 Series B-1 (NR/A)
310,000	4.000		06/01/2037	305,871
410,000	4.000		06/01/2038	397,446
530,000	4.000		06/01/2039	505,835
Riverside Public Financing Authority Lease RB Series 2025A (NR/ AA-)
200,000	5.000		11/01/2034	227,131
Riverside Unified School District Financing Authority California 2024 Special Tax Refunding RB (BAM) (NR/AA)
100,000	5.000		09/01/2035	115,134
Sacramento City Unified School District 2024 GO Bonds for Election of 2020 Measure H 2024 Series B (AGM) (A1/AA)
100,000	4.000		08/01/2048	89,108
San Bernardino City Unified School District Certificates of Participation 2025 Financing (AG) (NR/AA)
200,000	4.375		10/01/2043	194,903

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (A1/NR)
$250,000	5.000%		07/01/2028	$265,007
150,000	4.000		07/01/2046	128,872
San Diego Regional Building Authority Lease Revenue Refunding Bonds County Operations Center Series 2016A (Aa1/AA+)
165,000	5.000		10/15/2028	165,492
San Diego Unified School District 2010 GO Bonds (Aa2/AA-)
900,000	0.000	(a)	07/01/2043	395,297
San Francisco Community College District City and County of San Francisco California Election of 2020 GO Bonds Series B (BAM) (A1/AA)
100,000	5.250		06/15/2049	104,464
San Joaquin Hills Transportation Corridor Agency RB Refunding for Junior Lien Toll Road Series 2014B (NR/A-)
100,000	5.250		01/15/2049	100,003
San Leandro Public Financing Authority 2018 Lease RB (NR/AA-)
150,000	5.000		11/01/2043	152,073
Santa Rita Union Elementary School District School Facilities Improvement District No. 2022-1 Monterey County, California 2025 GO Bond Anticipation Notes (Aa3/NR)
1,500,000	0.000	(a)	08/01/2030	1,290,980
School Facilities Improvement District No.3 of Tracy Unified School District San Joaquin County California GO Bonds 2014 Election, Series 2018 (Aa1/NR)
115,000	3.250		08/01/2032	115,201
Sierra View Local Health Care District RB Refunding for Tulare County Series 2020 (NR/NR)
320,000	4.000		07/01/2026	322,682
South San Francisco Unified School District 2016 GO Bonds Measure J, Series C (Aaa/NR)
105,000	0.000	(a)	09/01/2025	105,000
Southern California Public Power Authority A Public Entity Organized Under The Laws of The State of California Southern Transmission System Renewal Project RB 2025-2 (Aa2/NR)
500,000	5.000	(b)(c)	07/01/2053	532,078
State of California GO Bonds Various Purpose General Obligation Refunding Bonds (Aa2/AA-)
100,000	5.000		03/01/2035	107,634
State of California Various Purpose GO Bonds (Aa2/AA-)
500,000	5.250		10/01/2039	503,939
State Public Works Board of The State of California Lease RB for Various Capital Projects Series 2023 D (Aa3/A+)
100,000	5.500		11/01/2028	110,478
Tahoe Forest Hospital District Placer and Nevada Counties 2019 GO Refunding Bonds (Aa3/NR)
100,000	3.000		08/01/2042	78,760
Tahoe Forest Hospital District Placer and Nevada Counties California 2015 GO Refunding Bonds (Aa3/NR)
100,000	3.500		08/01/2038	92,010
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements series 2024-A (NR/NR)
100,000	5.000		09/01/2042	100,649
The Regents of The University of California Medical Center Pooled RB Series 2016-L (Tax-Exempt) (Aa3/AA-)
125,000	5.000		05/15/2032	126,696

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
The Regents of The University of California General RB 2013 Series Al-2 (Aa2/AA/A-1+)
$840,000	3.450	%(b)(c)	05/15/2048	$840,000
The Regents of The University of California General RB 2024 Series BS (Aa2/AA)
1,000,000	5.000		05/15/2037	1,108,680
The Regents of The University of California General RB 2025 Series CA (Aa2/AA)
925,000	5.000		05/15/2038	1,019,332
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/A)
885,000	5.000		06/01/2026	897,678
Tobacco Securitization Authority of Southern California Tobacco Settlement Asset-Backed Refunding Bonds Series 2019 (NR/A-)
500,000	5.000		06/01/2035	517,938
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
1,210,000	5.000		10/01/2037	1,223,992
Transmission Agency of Northern California California-Oregon Transmission Project Revenue Refunding Bonds 2016 Series A (Aa3/A+)
1,000,000	5.000		05/01/2032	1,014,197
Trustees of The California State University Systemwide RB Series 2016A (Aa2/AA-)
125,000	3.125		11/01/2036	114,832
1,000,000	5.000		11/01/2041	1,006,710
Tulare County Transportation Authority Sales Tax RB Limited Tax Bonds Series 2020 (NR/AA)
100,000	4.000		02/01/2034	104,147

Tulare Joint Union High School District 2025 Certificates of Participation Evidencing the Direct, Undivided Fractional Interests of the Owners Thereof in Lease Payments to be made by the Tulare Joint Union High School District to the Local Facilities Fina (AG) (NR/AA)

200,000	5.000		06/01/2035	210,158
Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds, Series 2016 (NR/AA-)
350,000	5.000		01/01/2046	352,458
Union Elementary School District Santa Clara County Election of 2014 GO Bonds Series A (Aa1/AA+)
100,000	3.125		09/01/2039	87,440
Washington Township Healthcare District Revenue Refunding Bonds 2020 Series A (Baa3/NR)
250,000	5.000		07/01/2026	253,717
Western Riverside Water and Wastewater Financing Authority Local Agency Revenue Refunding Bonds 2025 Series A (AG) (NR/AA)
200,000	5.000		09/01/2036	230,888

				95,972,274

Guam - 4.7%
A.B. Won Pat International Airport Authority Guam General RB 2024 Series B (NON-AMT) (Baa2/NR)
100,000	5.000		10/01/2030	107,752
100,000	5.000		10/01/2033	108,310
150,000	5.000		10/01/2035	160,766

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Guam – (continued)
A.B. Won Pat International Airport Authority, Guam General RB 2024 Series B (NON-AMT) (Baa2/NR)
$100,000	5.000%		10/01/2037	$105,781
125,000	5.000		10/01/2039	130,314
Government of Guam Business Privilege Tax Refunding Bonds, Series 2025G (Baa3/NR)
1,000,000	5.000		01/01/2028	1,044,563
Government of Guam Limited Obligation Section 30 Bonds Series 2016A (NR/BB)
100,000	5.000		12/01/2035	100,852
Guam Government RB Refunding Series 2021 F (Baa3/NR)
100,000	4.000		01/01/2042	88,820
Guam Power Authority / Revenue Refunding Bonds, 2022 Series A (Tax-Exempt Forward Delivery) (Baa2/BBB)
100,000	5.000		10/01/2034	108,785
Guam Power Authority Revenue Refunding Bonds 2022 Series A (Baa2/BBB)
200,000	5.000		10/01/2031	219,001
Guam Power Authority Revenue Refunding Bonds, 2022 Series A (Baa2/BBB)
1,000,000	5.000		10/01/2032	1,098,039
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2024B (Baa2/A-)
110,000	5.000		07/01/2029	118,133
Guam Waterworks Authority Water and Wastewater System RB Series 2025A (Baa2/A-)
1,570,000	5.000		07/01/2034	1,720,736

				5,111,852

Puerto Rico - 5.8%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
1,250,000	5.000	(g)	07/01/2047	1,169,355
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
101,000	0.000	(a)	07/01/2033	70,729
50,000	4.000		07/01/2033	48,920
1,430,000	4.000		07/01/2037	1,328,261
25,000	4.000		07/01/2046	20,662
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructured Bonds Series A-2 (NR/NR)
150,000	4.329		07/01/2040	139,116
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
300,000	0.000	(a)	07/01/2027	282,550
1,623,000	0.000	(a)	07/01/2029	1,425,099
136,000	0.000	(a)	07/01/2031	109,408
672,000	0.000	(a)	07/01/2033	492,155
182,000	0.000	(a)	07/01/2046	57,522
75,000	0.000	(a)	07/01/2051	17,506
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
116,000	4.329		07/01/2040	107,583
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
200,000	5.000		07/01/2058	183,452

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Restructured Bonds Series A-1 (NR/NR)
$1,000,000	4.550%	07/01/2040	$954,374

			6,406,692

Virgin Islands - 1.7%
Matching Fund Special Purpose Securitization Corp. Matching Fund Securitization Bonds Series 2022A (NR/NR)
1,500,000	5.000	10/01/2039	1,494,552
Matching Fund Special Purpose Securitization Corporation Matching Fund Securitization Bonds Series 2022A (NR/NR)
100,000	5.000	10/01/2028	102,661
Virgin Islands Transportation & Infrastructure Corporation Grant Anticipation RB Federal Highway Grant Anticipation Revenue Loan Note Series 2025 (NR/A)
250,000	5.000	09/01/2030	273,157

			1,870,370

TOTAL MUNICIPAL BONDS (Cost $108,697,335)			109,361,188

Shares	Dividend Rate		Value

Investment Company - 0.5%(i)

Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Shares
520,451	4.108%		520,451
(Cost $520,451)

TOTAL INVESTMENTS - 100.3% (Cost $109,217,786)			$109,881,639

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%			(324,995)

NET ASSETS - 100.0%			$109,556,644

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2025.
(c)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(d)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2025.
(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(f)	When-issued security.
(g)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(h)	Zero coupon bond until next reset date.
(i)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
FGIC	- Insured by Financial Guaranty Insurance Co.
FNMA	- Insured by Federal National Mortgage Association
GO	- General Obligation
HUD SECT 8	- Hud Section 8
LP	- Limited Partnership
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bond
RR	- Revenue Refunding

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury Ultra Bond	(1)	12/19/25	$(116,469)	$258

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 98.0%

Alabama - 0.7%
Southeast Alabama Gas Supply District Gas Supply RB Refunding Series 2024B (A1/NR)
$125,000	5.000	%(a)(b)	06/01/2049	$133,113

Guam - 5.6%
A.B. Won Pat International Airport Authority Guam General RB 2024 Series B (NON-AMT) (Baa2/NR)
100,000	5.000		10/01/2032	108,041
Government of Guam Business Privilege Tax Refunding Bonds, Series 2025G (Baa3/NR)
125,000	5.000		01/01/2028	130,570
Guam Government RB Refunding Series 2021 F (Baa3/NR)
100,000	4.000		01/01/2042	88,820
Guam Power Authority / Revenue Refunding Bonds, 2022 Series A (Tax-Exempt Forward Delivery) (Baa2/BBB)
100,000	5.000		10/01/2034	108,785
Guam Power Authority Revenue Refunding Bonds 2022 Series A (Baa2/BBB)
50,000	5.000		10/01/2031	54,750
Guam Power Authority Revenue Refunding Bonds, 2022 Series A (Baa2/BBB)
100,000	5.000		10/01/2032	109,804
Guam Waterworks Authority Water and Wastewater System RB Series 2025A (Baa2/A-)
350,000	5.000		07/01/2032	384,547
Port Authority of Guam Port RB 2018 Series B Private Activity (AMT) (Baa2/A)
100,000	5.000		07/01/2032	102,971

				1,088,288

New York - 82.4%
Allegany County Capital Resource Corp. RB for Alfred University Project Series 2024 (NR/BBB+)
200,000	5.250		04/01/2039	206,164
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (Ba1/NR)
55,000	5.000		07/15/2042	53,810
Buffalo and Erie County Industrial Land Development Corporation Canisius University Project Tax-Exempt RB Series 2025 (NR/BBB)
150,000	6.250		05/01/2045	153,594
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
100,000	4.000		06/15/2027	101,147
100,000	4.000		06/15/2028	101,689
Build NYC Resource Corp. RB for Bay Ridge Preparatory School Project Series 2024 (NR/BB)
100,000	5.000	(c)	09/01/2039	96,243
Build NYC Resource Corp. RB Urban Resource Institute Project, Series 2025A (NR/A+)
200,000	4.125		12/01/2035	203,105
Build NYC Resource Corp. Tax-Exempt RB Success Academy Charter Schools Project, Series 2024 (NR/A-)
195,000	5.000		09/01/2035	207,414
Build NYC Resource Corporation RB, Manhattan College Project Series 2017 (NR/BBB)
110,000	4.000		08/01/2042	87,822

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Build NYC Resource Corporation Tax-Exempt RB Success Academy Charter Schools Project Series 2024 (NR/A-)
$100,000	5.000%		09/01/2032	$108,926
City of Troy Capital Resource Corp. Revenue Refunding Bonds for Rensselaer Polytechnic Institute Project Series 2020A (Forward Delivery) (A3/BBB+)
400,000	5.000		09/01/2037	413,003
City School District of The City of Port Jervis Orange County New York Bond Anticipation Notes 2025 (ST AID WITHHLDG) (NR/NR)
200,000	4.000		06/26/2026	202,394
Clifton Fine Central School District New York Bond Anticipation Notes, 2025 (ST AID WITHHLDG) (NR/NR)
300,000	4.000		06/26/2026	303,562
Clinton County Capital Resource Corp. (A3/A+)
100,000	5.000	(c)	07/01/2037	106,891
County of Monroe Industrial Development Agency Multifamily Housing RB andrews Terrace Community Partners L.P. Project Series 2023B-1 (HUD SECT 8) (Aa1/NR)
100,000	5.000	(a)(b)	07/01/2028	103,971
County of Monroe Industrial Development Agency School Facility RB for Rochester Schools Modernization Project Series 2018 (ST AID WITHHLDG) (Aa2/AA)
100,000	5.000		05/01/2028	107,426
Dormitory Authority of The State of New York State Sales Tax RB, Series 2016A (Aa1/AA+)
350,000	5.000		03/15/2030	358,716
Dormitory Authority of The State of New York State Sales Tax RB, Series 2016A (A2/A)
250,000	5.000		07/01/2035	253,024
Dormitory Authority of the State of New York Montefiore Obligated Group RB, Series 2024 (Baa3/BBB-)
100,000	5.000		11/01/2025	100,304
Dormitory Authority of The State of New York Mount Sinai Obligated Group RB Series 2025 (Baa3/BBB)
200,000	5.000		07/01/2031	217,102
Dormitory Authority of The State of New York New York Institute of Technology RB Series 2024 (Baa2/BBB)
200,000	5.250		07/01/2049	201,390
Dormitory Authority of The State of New York Northwell Health Obligated Group RB Series 2024A (A3/A-)
120,000	5.250		05/01/2054	120,606
Dormitory Authority of The State of New York NYU Hospitals Center RB Series 2016A (A1/A+)
50,000	4.000		07/01/2040	47,670
Dormitory Authority of The State of New York Pace University RB Series 2024A (Baa3/BBB-)
150,000	5.250		05/01/2044	148,906
Dormitory Authority of The State of New York Pace University RBy Series 2024A (Baa3/BBB-)
100,000	5.250		05/01/2041	101,495
Dormitory Authority of The State of New York Personal Income Tax RB General Purpose Series 2017B (Aa1/AA+)
140,000	5.000		02/15/2042	141,574
Dormitory Authority of The State of New York St. John’s University RB Series 2021A (A3/A-)
325,000	4.000		07/01/2035	325,311

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose Series 2018A (Tax-Exempt) (Aa1/NR)
$125,000		5.000%		03/15/2035	$127,045
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose Series 2025A (Aa1/NR)
150,000		5.000		03/15/2048	151,983
Dormitory Authority of the State of New York White Plains Hospital Obligated Group RB Series 2024 (AGC) (A1/AA)
250,000		5.250		10/01/2044	255,212
Dutchess County Local Development Corp. RB Nuvance Health Issue Series 2019B (Baa3/BBB+)
100,000		4.000		07/01/2044	86,547
Geneseo Town New York Bond Anticipation Notes 2025 (NR/NR)
190,000		4.000		08/18/2026	191,347
Hempstead town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (NR/BBB)
250,000		5.000		07/01/2035	252,652
Long Island Power Authority Electric System General RB Series 2016B (A2/A)
100,000		5.000		09/01/2046	100,001
Long Island Power Authority Electric System General RB Series 2019A (A2/A)
105,000		3.000		09/01/2036	95,545
Long Island Power Authority Electric System General RB, Series 2022B (A2/A)
200,000		5.000	(a)(b)	09/01/2052	206,795
Metropolitan Transportation Authority Dedicated Tax Fund Green Bonds Series 2017A (NR/AA)
165,000		5.000		11/15/2036	168,323
Metropolitan Transportation Authority Dedicated Tax Fund Green Bonds Subseries 2017B-1 (NR/AA)
100,000		5.000		11/15/2042	100,885
Metropolitan Transportation Authority Dedicated Tax Green Fund Bonds Series 2016B-1 (NR/AA)
100,000		5.000		11/15/2036	101,682
Metropolitan Transportation Authority RB Refunding Green Bond Series 2024A (A2/A)
225,000		5.000		11/15/2037	239,215
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2025A (A2/A)
50,000		5.000		11/15/2038	52,738
Monroe County Industrial Development Corp. RB for University of Rochester Project Series 2020A (Tax-Exempt) (Aa3/AA-)
125,000		4.000		07/01/2050	107,235
New York City Industrial Development Agency Pilot Refunding Bonds Queens Baseball Stadium Project Series 2021A (AG)
(A1/AA	)
310,000		5.000		01/01/2027	319,728
New York City Industrial Development Agency Pilot Revenue Refunding Bonds Yankee Stadium Project Series 2020A (Tax- Exempt) (AGM) (A1/AA)
115,000		5.000		03/01/2028	121,788
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A1/AA)
100,000		3.000		01/01/2046	71,428
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AG) (A1/AA)
200,000		4.000		03/01/2045	179,037

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2021 Series CC (Aa1/AA+)
$200,000	5.000%		06/15/2032	$223,311
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal Series 2018-DD (Aa1/AA+)
125,000	5.000		06/15/2040	127,354
New York City Transitional Finance Authority Building Aid RB Fiscal 2016 Series S-1 (ST AID WITHHLDG) (Aa2/AA)
120,000	5.000		07/15/2043	121,102
New York City Transitional Finance Authority Building Aid RB Fiscal 2019 Series S-1 (ST AID WITHHLDG) (Aa2/AA)
110,000	5.000		07/15/2045	110,955
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2023 Series D Subseries D-1 Tax- Exempt Bonds (Aa1/AAA)
100,000	5.000		11/01/2026	103,184
New York City Transitional Finance Authority Future Tax Secured Tax-Exempt Subordinate Bonds Fiscal 2016 Series F (Aa1/AAA)
345,000	3.000		02/01/2039	291,155
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)
100,000	5.000	(c)	11/15/2044	97,181
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (Baa1/NR)
100,000	2.800		09/15/2069	91,498
New York St Dorm Auth Revs Non St Supported Debt Bds Memorial Sloan-Kettering Cancer Ctr 2022 1-B (NR/AA-)
100,000	4.000		07/01/2051	85,524
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 A (Baa1/NR)
300,000	5.000		07/01/2033	311,307
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
185,000	5.000		07/01/2029	189,299
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (B3/B-)
100,000	5.000		07/01/2035	96,898
New York State Environmental Facilities Corp Solid Waste Disposal RB Series 2014 (B1/B+) (PUTABLE)
250,000	2.875	(a)(b)(c)	12/01/2044	233,629
New York State Environmental Facilities Corp. Solid Waste Disposal Refunding RB for Waste Management, Inc. Project Series 2012 (NR/A-/A-2) (PUTABLE)
350,000	3.850	(a)(b)	05/01/2030	350,044
New York State Housing Finance Agency State Personal Income Tax RB 2024 Series A-2 (Aa1/NR)
100,000	3.450	(a)(b)	06/15/2054	101,308
New York State Thruway Authority General RB Series P (Aa3/A+)
400,000	5.000		01/01/2049	405,865
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa2/NR)
100,000	5.000		01/01/2029	102,777
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (Baa2/NR)
300,000	5.000		10/01/2035	304,361

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (NR/NR)
$200,000	4.000%		10/31/2034	$196,171
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa2/NR)
250,000	5.000		07/01/2041	249,987
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (NR/B+)
250,000	5.000		08/01/2031	250,002
New York Transportation Development Corporation Special Facilities Bonds, Series 2016A (Laguardia Airport Terminal B Redevelopment Project) (AMT) (AGM) (A1/AA)
125,000	4.000		07/01/2035	121,749
New York Transportation Development Corporation Special Facilities RB, Series 2024 (JFK International Airport New Terminal One Project) (Green Bonds) (Baa3/AA)
100,000	5.250		06/30/2049	96,053
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Special Facility RB Series 2020C (Tax-Exempt/NON-AMT) (Baa1/BBB)
100,000	4.000		12/01/2042	88,741
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Special Facility RB, Series 2020C Tax-Exempt/NON-AMT (Baa1/BBB)
225,000	5.000		12/01/2035	238,484
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AG) (NR/AA)
200,000	4.000		12/01/2034	201,414
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA)
100,000	4.000		12/01/2049	85,406
Oneida Indian Nation Tax RB Series 2024B (Federally Tax- Exempt) (NR/NR)
250,000	6.000	(c)	09/01/2043	261,479
Onondaga Civic Development Corporation RB Syracuse University Project Series 2025 (Aa3/AA-)
100,000	4.500		12/01/2050	94,284
Riverhead IDA Economic Job Development Corporation Tax- Exempt Educational Revenue Refunding Bonds Riverhead Charter School Project, Series 2025 (NR/BBB-)
100,000	5.250		08/01/2044	98,798
South Orangetown Central School District Rockland County New York Bond Anticipation Notes 2025 Series B (ST AID WITHHLDG) (NR/NR)
300,000	4.000		08/05/2026	303,936
The City of New York GO Bonds Fiscal 2022 Series B and C Tax- Exempt Bonds, Series C (Aa2/AA)
100,000	5.000		08/01/2027	105,093
The City of New York GO Bonds Fiscal 2025 Series A (Aa2/AA)
250,000	5.000		08/01/2037	271,744
The Port Authority of New York and New Jersey Consolidated Bonds Two Hundred Twenty-Sixth Series (Aa3/AA-)
110,000	5.000		10/15/2027	114,961
265,000	5.000		10/15/2041	268,747

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
The Trust for Cultural Resources of the City of New York Revenue and Refunding Bonds Series 2024A (Aa3/AA-)
$100,000	5.000%		07/15/2054	$102,228
Town of Hempstead Nassau County New York Public Improvement Serial Bonds 2025 Series A (Aaa/NR)
200,000	4.000		06/01/2039	198,396
Town of Riverhead New York GO Bond Anticipation Notes 2025 Series B (NR/NR)
200,000	4.000		08/14/2026	202,335
Transportation Infrastructure Properties LLC Trips Obligated Group Build NYC Resource Corporation Senior Airport Facilities RB Trips Obligated Group Series 2025 (NR/BBB+)
300,000	5.500		07/01/2055	300,880
Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels) Real Estate Transfer Tax RB, Series 2025A (A1/A+)
205,000	5.000		12/01/2044	210,336
Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels) Sales Tax RB, Series 2024A General RB Subseries 2024A-1 (Aa3/AA-)
210,000	5.000		11/15/2043	217,539
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels Payroll Mobility Tax Senior Lien Bonds Series 2022C (NR/ AA+)
100,000	5.250		05/15/2052	102,503
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels Payroll Mobility Tax Senior Lien Refunding Bonds Series 2022B (NR/AA+)
100,000	4.000		05/15/2026	101,237
Triborough Bridge and Tunnel Authority Mta Bridges and Tunnels Real Estate Transfer Tax RB Series 2025A (NR/AA+)
100,000	5.250		05/15/2059	102,877
Westchester County Local Development Corp. Revenue Refunding Bonds for Kendal on Hudson Project Series 2022B (NR/NR)
145,000	5.000		01/01/2027	147,702
Westchester County Local Development Corporation RB for New York Blood Center Project Series 2024 (Baa1/NR)
300,000	5.000		07/01/2035	323,390
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB)
200,000	4.000		10/15/2030	200,356

				16,106,025

Puerto Rico - 6.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
250,000	5.000	(c)	07/01/2047	233,871
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
100,000	5.750		07/01/2031	109,742
49,000	0.000	(d)	07/01/2033	34,314
50,000	4.000		07/01/2033	48,920
200,000	4.000		07/01/2037	185,771
25,000	4.000		07/01/2046	20,662
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructured Bonds Series A-2 (NR/NR)
100,000	4.329		07/01/2040	92,744
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
100,000	0.000	(d)	07/01/2027	94,184

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR) – (continued)
$298,000	0.000	%(d)	07/01/2029	$261,663
139,000	0.000	(d)	07/01/2033	101,800
75,000	0.000	(d)	07/01/2046	23,704
75,000	0.000	(d)	07/01/2051	17,506
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
100,000	5.000		07/01/2058	91,726

				1,316,607

Virgin Islands - 2.6%
Matching Fund Special Purpose Securitization Corp. Matching Fund Securitization Bonds Series 2022A (NR/NR)
250,000	5.000		10/01/2039	249,092
Matching Fund Special Purpose Securitization Corporation Matching Fund Securitization Bonds Series 2022A (NR/NR)
100,000	5.000		10/01/2028	102,661
Virgin Islands Transportation & Infrastructure Corporation Grant Anticipation RB Federal Highway Grant Anticipation Revenue Loan Note Series 2025 (NR/A)
150,000	5.000		09/01/2030	163,894

				515,647

TOTAL MUNICIPAL BONDS (Cost $19,192,095)				19,159,680

Shares	Dividend Rate			Value

Investment Company - 0.4%(e)

Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Shares
70,975	4.108%			70,975
(Cost $70,975)

TOTAL INVESTMENTS - 98.4% (Cost $19,263,070)				$19,230,655

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%				321,616

NET ASSETS - 100.0%				$19,552,271

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2025.
(b)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Represents an affiliated issuer.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AMT	- Alternative Minimum Tax (subject to)
GO	- General Obligation
HUD SECT 8	- Hud Section 8
IDA	- Industrial Development Agency
MTA	- Metropolitan Transportation Authority
RB	- Revenue Bond
ST AID	-
WITHHLDG	State Aid Withholding

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury Ultra Bond	(1)	12/19/25	$(116,560)	$258

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 101.4%

Alabama - 2.6%
Board of Trustees of Alabama State University General Tuition and Fee RB Series 2025 (AG) (A1/AA)
$500,000	5.250%		09/01/2038	$542,989
Board of Trustees of The Alabama Community College System Wallace State Community College Hanceville RB Series 2025 (BAM) (A1/AA)
500,000	5.250		11/01/2036	550,916
Jefferson County Alabama Sewer Revenue Warrants Series 2024 (Baa1/BBB+)
100,000	5.250		10/01/2042	102,922
Southeast Alabama Gas Supply District Gas Supply RB Refunding Series 2024B (A1/NR)
125,000	5.000	(a)(b)	06/01/2049	133,113
Southeast Energy Authority A Cooperative District Energy Supply RB Series 2025B (A1/NR)
200,000	5.250	(a)(b)	03/01/2055	209,648
The Black Belt Energy District Gas Supply RB Series 2021A (Aa1/NR)
150,000	4.000	(a)(b)	06/01/2051	152,010
The Industrial Development Board of The City of Mobile Alabama Pollution Control RB Alabama Power Company Barry Plant Project, Series 2007-A (A1/A) (PUTABLE)
500,000	3.375	(a)(b)	06/01/2034	508,099
The Public Educational Building Authority of Jacksonville Higher Educational Facilities RB for JSU Foundation Project Series 2024 Consisting of: Series 2024-A (BAM) (Baa2/AA)
195,000	5.250		08/01/2049	196,675

				2,396,372

Arizona - 2.2%
City of Chandler IDA RB for Intel Corp. Project Series 2022-2 (Baa2/BBB)
500,000	5.000	(a)(b)	09/01/2052	509,746
City of Glendale Arizona Senior Lien Water and Sewer Revenue and Revenue Refunding Obligations Series 2025 (NR/AA)
100,000	5.000		07/01/2038	108,998
City of Phoenix Civic Improvement Corporation Junior Lien Airport RB Series 2019B (AMT) (Aa3/A+)
125,000	5.000		07/01/2035	129,226
Kayenta Unified School District No. 27 of Navajo County Arizona Impact Aid RB Series 2025 (NR/A+)
440,000	5.000		07/01/2030	469,221
The Industrial Development Authority of The County of Maricopa RB Banner Health (NR/AA-)
890,000	4.000		01/01/2041	803,340

				2,020,531

California - 6.0%
California Community Choice Financing Authority Clean Energy Project RB Series 2023B (A1/NR)
125,000	5.000	(a)(b)	07/01/2053	131,904
California Community Choice Financing Authority Clean Energy Project RB Term Rate Green Bonds Series 2024F (Aa3/NR)
520,000	5.000	(a)(b)	02/01/2055	559,619
California Health Facilities Financing Authority Providence St. Joseph Health RB Series 2025C (NR/A)
250,000	5.250	(a)(b)	10/01/2050	276,581

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Health Facilities Financing Authority RB Adventist Health System West Series 2024A (NR/BBB+)
$500,000	5.000%		12/01/2028	$530,439
California Health Facilities Financing Authority RB Scripps Health Series 2024B (NR/AA-)
100,000	5.000	(a)(b)	11/15/2061	112,431
California Health Facilities Financing Authority Refunding RB Adventist Health System West Series 2016A (NR/BBB+)
130,000	4.000		03/01/2039	115,561
California Infrastructure and Economic Development Bank Clean Water State Revolving Fund RB, Series 2017 (Aaa/AAA)
250,000	5.000		10/01/2036	257,085
California Statewide Communities Development Authority RB Adventist Health System West Series 2018A (NR/BBB+)
315,000	3.500		03/01/2038	285,142
City and County of San Francisco Multifamily Housing RB Sunnydale Hope SF Block 9 Series 2025B-2 (Aa1/NR)
125,000	3.350	(a)(b)	08/01/2029	126,879
Department of Airports of The City of Los Angeles California, Los Angeles International Airport Subordinate Revenue and Refunding RB 2025 Series A (Aa3/NR)
100,000	5.000		05/15/2030	109,012
Department of Water and Power of The City of Los Angeles Power System RB 2018 Series D (Aa2/A)
100,000	5.000		07/01/2048	98,718
Department of Water and Power of The City of Los Angeles Power System RB 2025 Series B (Aa2/NR)
250,000	5.000		07/01/2034	279,559
Department of Water and Power of The City of Los Angeles Power System RB, 2024 Series A (Aa2/A)
555,000	5.000		07/01/2028	591,751
El Centro Elementary School District Imperial County California 2025 GO Bond Anticipation Notes Series A-2 (NR/A+)
500,000	5.000		06/15/2030	555,464
Equitable School Revolving Fund California Infrastructure and Economic Development Bank Series 2024 B (Social Bonds) (NR/A)
100,000	5.000		11/01/2029	107,299
San Diego County Regional Airport Authority Senior Airport RB Series 2025A (Governmental/NON-AMT) Series 2025B (Private Activity/AMT) (Aa3/NR)
500,000	5.000		07/01/2030	545,595
Santa Rita Union Elementary School District School Facilities Improvement District No. 2022-1 Monterey County, California 2025 GO Bond Anticipation Notes (Aa3/NR)
500,000	0.000	(c)	08/01/2030	430,327
Southern California Public Power Authority A Public Entity Organized Under The Laws of The State of California Southern Transmission System Renewal Project RB 2025-2 (Aa2/NR)
500,000	5.000	(a)(b)	07/01/2053	532,078

				5,645,444

Colorado - 2.9%
City and County of Denver, Colorado, Airport System Subordinate RB Series 2018A (AMT) (A1/A+)
130,000	5.000		12/01/2043	128,641

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Colorado Educational and Cultural Facilities Authority Charter School RB Roosevelt Charter Academy Project Series 2025A (BAM MORAL OBLG) (NR/AA)
$250,000	5.000%		07/01/2055	$242,817
Colorado Health Facilities Authority Hospital RB, Series 2025A (Aa2/AA)
200,000	5.000	(a)(b)	11/15/2060	218,986
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019B-2 (A3/A-)
95,000	5.000	(a)(b)	08/01/2049	95,684
Colorado Health Facilities Authority RB for Intermountain Healthcare Series 2022C (Aa1/AA+)
250,000	5.000	(a)(b)	05/15/2062	265,846
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (A3/A-)
100,000	3.250		08/01/2049	71,870
Colorado Health Facilities Authority RB Series 2019A (NR/A+)
150,000	5.000		11/01/2028	160,291
Colorado Housing and Finance Authority Multifamily Housing RB Albion Apartments Project, Series 2025 (Aa1/NR)
500,000	3.375	(a)(b)	07/01/2044	506,279
Denver Convention Center Hotel Authority Convention Center Hotel Senior Revenue Refunding Bonds, Series 2016 (Baa2/BBB-)
500,000	5.000		12/01/2040	493,244
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
110,000	4.000		12/01/2040	97,617
Regional Transportation District Sales Tax RB for Fastracks Project Series 2016A (Aa2/AAA)
380,000	5.000		11/01/2046	380,892
Trails at Crowfoot Metropolitan District No. 3 in the Town of Parker Colorado GO Limited Tax Refunding Bonds Series 2024A (AGC) (NR/AA)
100,000	5.000		12/01/2027	104,719

				2,766,886

Connecticut - 1.4%
City of Hartford Connecticut Special Obligation Refunding Bonds State Contract Assistance Series 2025 (Aa3/AA-)
250,000	5.000		07/15/2027	262,338
Town of East Lyme Connecticut GO Bond Anticipation Notes (NR/NR)
1,000,000	4.000		08/06/2026	1,010,774

				1,273,112

Delaware - 0.3%
The Delaware Economic Development Authority Gas Facilities Refunding RB Delmarva Power & Light Company Project 2020, Series A (A2/A)
250,000	3.600		01/01/2031	257,569

District of Columbia - 1.3%
District Columbia Univ Rev Ref Bds Georgetown Univ 2025 A (A3/A-)
750,000	5.000	(a)(b)	04/01/2060	815,548

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

District of Columbia – (continued)
Metropolitan Washington Airports Authority Airport System Revenue and Refunding Bonds, Series 2025-A (AMT) (Aa3/AA-)
$250,000	5.000%		10/01/2030	$273,324
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds for Dulles Metrorail and Capital Improvement Projects Series 2019B (Baa2/A-)
100,000	4.000		10/01/2035	100,052

				1,188,924

Florida - 10.1%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AG) (NR/AA)
265,000	3.250		05/01/2036	238,233
Alachua County Health Facilities Authority Continuing Care Retirement Community RB Oak Hammock at The University of Florida, Inc. Project Series 2025B-1 (NR/NR)
735,000	4.000		10/01/2030	736,845
Aventura Isles Community Development District Miami-Dade County Florida Special Assessment Refunding Bonds Series 2024 (NR/NR)
200,000	5.000		05/01/2027	204,635
Broward County Florida Convention Center Hotel First Tier RB Series 2022 (Aaa/AAA)
200,000	5.000		01/01/2040	207,975
Capital Projects Finance Authority Educational Facilities RB Imagine School At North Port Project (NR/NR)
100,000	6.250	(d)	06/15/2045	98,896
Capital Trust Authority Health Care Facilities Revenue and Revenue Refunding Bonds UF Health Projects Series 2025A (A3/A)
750,000	5.000		12/01/2030	817,125
Corkscrew Farms Community Development District Lee County Florida Special Assessment Bonds Series 2017 (NR/NR)
255,000	5.000	(d)	11/01/2038	253,774
County of Osceola Transportation RB Refunding Series 2019 A-1 (NR/BBB+)
155,000	5.000		10/01/2039	156,045
Crossings Community Development District Osceola County Special Assessment Bonds Series 2024 (NR/NR)
100,000	5.350		05/01/2044	95,846
Cypress Creek Reserve Community Development District Polk County Florida Special Assessment Bonds, Series 2025 (NR/NR)
150,000	4.750		05/01/2035	151,235
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
420,000	4.000		11/01/2040	371,392
Florida Development Finance Corp. Educational Facilities RB for Saint Andrew’s School of Boca Raton, Inc. Project Series 2024A (NR/BBB+)
125,000	5.250		06/01/2044	123,500
Hammock Oaks Community Development District Town of Lady Lake Florida Special Assessment Bonds Series 2025 (NR/NR)
170,000	4.500	(d)	05/01/2032	172,727

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Housing Finance Authority of Hillsborough County Multifamily Housing Zion Village RB Series 2024 (HUD SECT 8) (Aa1/NR)
$100,000	3.250	%(a)(b)	09/01/2042	$100,351
Housing Finance Authority of Miami-Dade County Florida Multifamily Housing RB Series 2025A (Aa1/NR)
500,000	3.250	(a)(b)	02/01/2044	503,785
Housing Finance Authority of Pinellas County, Florida Multifamily Housing RB Series 2025 (NR/AA+) (PUTABLE)
125,000	3.400	(a)(b)	07/01/2028	126,084
Ibis Landing Community Development District Lee County Florida Special Assessment Bonds Series 2025 (NR/NR)
150,000	4.125		06/15/2030	151,529
Jacksonville Housing Finance Authority Multifamily Housing RB Series 2025 (Aa1/NR)
125,000	3.400	(a)(b)	07/01/2058	125,740
Kingston One Community Development District Lee County Florida Special Assessment Bonds Series 2025 (NR/NR)
590,000	5.000		05/01/2035	602,850
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
105,000	4.875		05/01/2035	105,040
705,000	4.875		05/01/2045	652,364
Liberty Cove Community Development District Special Assessment RB Series 2024 (NR/NR)
85,000	4.800		05/01/2031	85,872
Lowery Hills Community Development District City of Lake Alfred Florida Special Assessment Bonds Series 2025 Assessment Area One (NR/NR)
100,000	4.550	(d)	05/01/2032	100,894
Miami Dade County Aviation Revenue Refunding Bonds Series 2015A (NR/A+)
150,000	5.000		10/01/2038	149,990
Miami Dade County Aviation Revenue Refunding Bonds Series 2017B (AMT) (NR/A+)
500,000	5.000		10/01/2040	501,268
Miami-Dade County Expressway Authority Toll System RB, Series 2010 A (A3/A)
355,000	5.000		07/01/2040	354,357
Miami-Dade County Florida Subordinate Special Obligation Bonds Series 2009 (Aa3/A+)
250,000	0.000	(c)	10/01/2031	205,579
Orange County Health Facilities Authority Hospital RB Orlando Health Obligated Group Series 2023A (A2/A+)
100,000	5.000		10/01/2038	105,883
Peace Creek Village Community Development District City of Winter Haven Florida Special Assessment Bonds Series 2025 (NR/NR)
100,000	4.500	(d)	05/01/2032	100,968
Radiance Community Development District Flagler County Florida Special Assessment Bonds Series 2025 (NR/NR)
100,000	6.200	(d)(e)	05/01/2045	99,639
Sarasota County Public Hospital District Fixed Rate Hospital RB Series 2018 (A1/NR)
125,000	4.000		07/01/2048	104,729
Seminole County Sales Tax Revenue Refunding Bonds Series 2005B (NATL) (Aa1/AA)
115,000	5.250		10/01/2026	118,667

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
South Broward Hospital District Refunding RB for South Broward Hospital District Obligated Group Series 2016 (Aa3/AA)
$100,000	5.000%		05/01/2028	$101,570
The School Board of Pinellas County Florida Certificates of Participation The School Board of Pinellas County Florida Master Lease Program Series 2021A (A2/NR)
180,000	5.000		07/01/2033	198,873
Tradition Community Development District No. 9 Port St. Lucie, Florida Special Assessment Bonds Series 2025 (NR/NR)
100,000	5.400		05/01/2045	94,993
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
145,000	5.250		11/01/2046	141,142
Volusia County Educational Facilities Authority Educational Facilities Revenue Refunding Bonds Stetson University Inc. Project Series 2025 (Baa1/BBB+)
200,000	5.000		06/01/2034	213,494
West Port East Community Development District Charlotte County Florida Special Assessment Bonds Series 2025 (NR/NR)
265,000	4.850	(d)	05/01/2035	268,219
Westview South Community Development District Counties of Osceola and Polk Florida Special Assessment Bonds Series 2025 (NR/NR)
85,000	4.050	(d)	05/01/2030	85,380
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)
490,000	4.250	(d)	06/15/2039	437,911

				9,465,399

Georgia - 2.5%
Development Authority of Burke County Pollution Control RB First Series 2009 (A3/A/A-1)
1,085,000	3.850	(a)(b)	07/01/2049	1,085,000
Development Authority of Monroe County Georgia Pollution Control RB Georgia Power Company Plant Scherer Project Second Series 2009 (A3/A) (PUTABLE)
185,000	3.875	(a)(b)	10/01/2048	185,751
Development Authority of The Unified Government of Athens- Clarke County Georgia University of Georgia Project - Bolton Commons LLC Refunding RB Series 2024 (Aa3/NR)
100,000	3.000		06/15/2039	84,706
Main Street Natural Gas Inc. Gas Supply RB Series 2023A (A3/NR)
45,000	5.000	(a)(b)	06/01/2053	47,653
Main Street Natural Gas Inc. Gas Supply RB Series 2025A (Aa3/NR)
155,000	5.000	(a)(b)	06/01/2055	165,643
Main Street Natural Gas, Inc. Gas Supply RB Series 2025B (A3/NR)
500,000	5.000	(a)(b)	12/01/2055	528,990
Private Colleges and Universities Authority Emory University RB, Series 2025A (Aa2/AA)
200,000	5.250		09/01/2040	217,200

				2,314,943

Guam - 1.5%
Government of Guam Business Privilege Tax Refunding Bonds, Series 2025G (Baa3/NR)
500,000	5.000		01/01/2028	522,282

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Guam – (continued)
Guam Government RB Refunding Series 2021 F (Baa3/NR)
$100,000	4.000%		01/01/2042	$88,820
Guam Power Authority Revenue Refunding Bonds 2022 Series A (Baa2/BBB)
750,000	5.000		10/01/2031	821,254

				1,432,356

Illinois - 8.6%
Board of Education of The City of Chicago Unlimited Tax GO Bonds Dedicated Revenues Series 2012A (BAM-TCRS) (NR/AA)
500,000	5.000		12/01/2042	486,449
Board of Education of The City of Chicago Unlimited Tax GO Refunding Bonds Dedicated Revenues Series 2017B (NR/BB+)
500,000	6.750	(d)	12/01/2030	527,759
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa3/BB+)
90,000	0.000	(c)	12/01/2030	73,467
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AG) (NR/AA)
500,000	5.000		12/01/2034	515,872
City of Chicago GO Bonds, Series 2025E (NR/BBB)
280,000	5.500		01/01/2041	286,520
City of Chicago Chicago O’Hare International Airport General Airport Senior Lien RB Series 2017D (AMT) (NR/A+)
135,000	5.000		01/01/2035	136,708
City of Chicago Chicago O’Hare International Airport General Airport Senior Lien RB, Series 2017D (AMT) (NR/A+)
1,000,000	5.000		01/01/2037	1,008,090
City of Chicago Multi-Family Housing RB The Ave Sw Project Series 2025 (Aa1/NR)
150,000	3.200	(a)(b)	10/01/2028	151,349
City of Chicago Second Lein Wastewater Transmission RB, Refunding Series 2023B (AG) (NR/AA)
330,000	5.000		01/01/2039	345,435
City of Chicago Second Lien Wastewater Transmission RB Refunding Series 2024B (BAM) (NR/AA)
150,000	5.000		01/01/2031	165,753
City of Chicago Second Lien Water Revenue Refunding Bonds Series 2004 (NR/A+)
115,000	5.000		11/01/2026	118,126
City of Springfield Illinois Senior Lien Electric Revenue Refunding Bonds Series of 2024 (BAM) (A3/AA)
100,000	5.000		03/01/2030	108,939
Community Consolidated School District Number 65 Cook County Illinois Evanston/Skokie GO Limited Tax School Bonds, Series 2025A (AG) (Aa3/AA)
400,000	5.000	(e)	12/01/2034	443,113
Forest Preserve District of Will County Illinois GO Limited Tax Bonds Series 2024 (Aa1/NR)
100,000	5.000		12/15/2041	104,110
Illinois Finance Authority Depaul University RB Series 2016 (A1/A)
350,000	5.000		10/01/2041	350,540

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority Graduate and Professional Student Loan Program RB Midwestern University Foundation Senior Series 2025A (NR/AAA)
$440,000	5.000%		07/01/2029	$465,173
Illinois Finance Authority Illinois Finance Authority RB Series 2025A-1 (NR/A+)
250,000	5.000	(a)(b)	08/15/2054	272,584
Illinois Finance Authority State of Illinois Clean Water Initiative Revolving Fund RB, Series 2020 (NR/AAA)
175,000	4.000		07/01/2038	170,376
Illinois State GO Bonds June 2016 (BAM-TCRS) (NR/AA)
435,000	4.000		06/01/2041	391,984
Metropolitan Pier & Exposition Authority Mccormick Place Expansion Project Refunding Bonds Series 2024B (NR/A)
350,000	4.000		12/15/2027	358,807
Metropolitan Pier and Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2024 B (NR/A)
100,000	5.000		06/15/2053	96,835
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2020A (NR/A+)
100,000	5.000		01/01/2026	100,671
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2021A (NR/A+)
140,000	5.000		01/01/2032	154,676
State of Illinois GO Bonds Series 2019B (A3/A-)
425,000	4.000		11/01/2034	424,116
State of Illinois GO Bonds Series of May 2018A (A3/A-)
450,000	5.000		05/01/2032	469,939
State of Illinois GO Bonds Series of May 2024B (A3/A-)
135,000	5.250		05/01/2043	137,758
The County of Cook Illinois Sales Tax RB Series 2024 (NR/AA-)
225,000	5.000		11/15/2042	228,262

				8,093,411

Indiana - 1.6%
City of Whiting Environmental Facilities Refunding RB for BP Products North America Inc. Project Series 2019A (A1/A-) (PUTABLE)
100,000	5.000	(a)(b)	12/01/2044	101,200
Indiana Finance Authority Health System RB Series 2025 Indiana University Health Series 202D-1 (Aa2/AA)
250,000	5.000	(a)(b)	10/01/2064	268,783
Indiana Finance Authority RB Series 2016A (NR/A+)
100,000	5.000		03/01/2031	101,855
Indiana Finance Authority RB, Series 2025C-1 (NR/NR)
500,000	4.125		05/15/2032	500,353
Indiana Housing and Community Development Authority Multifamily Housing RB Wabash Place Project Series 2025 (Aa1/NR)
375,000	3.125	(a)(b)	02/01/2043	377,011
The Indianapolis Local Public Improvement Bond Bank Bonds Series 2024E (NR/AA-)
100,000	5.000		02/01/2030	110,047

				1,459,249

Kentucky - 1.1%
Public Energy Authority of Kentucky Gas Supply RB Series 2020A (A1/NR)
500,000	4.000	(a)(b)	12/01/2050	502,973

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kentucky – (continued)
Public Energy Authority of Kentucky Gas Supply Revenue Refunding Bonds 2025 Series A (A1/NR)
$500,000	5.250	%(a)(b)	06/01/2055	$532,555

				1,035,528

Louisiana - 4.8%
Board of Commissioners of The Port of New Orleans Louisiana Port Facility RB Series 2025A (NON-AMT) (A2/A)
100,000	5.250		04/01/2055	100,670
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)
1,000,000	4.125		06/01/2039	892,205
Louisiana Housing Corporation Multifamily Housing RB Arbours At Lafayette Phase II Project Series 2024 (FHA 221(D)(4)) (Aa1/NR)
1,000,000	5.000	(a)(b)	04/01/2028	1,031,082
Louisiana Local Government Environmental Facilities and Community Development Authority Entergy Louisiana, LLC Project) Revenue Refunding Bonds Series 2021B (NON-AMT) (A2/A)
115,000	2.500		04/01/2036	93,902
Louisiana Public Facilities Authority Hospital RB Louisiana Children Medicine Ctr 2023A (NR/A)
500,000	5.250	(a)(b)	12/01/2052	533,780
Louisiana Public Facilities Authority Revenue Refunding Bonds for Ochsner Clinic Foundation Project Series 2017 (A3/A)
500,000	5.000		05/15/2042	495,214
Louisiana Stadium and Exposition District Senior RB, Tax-Exempt Series 2023A (A2/NR)
400,000	5.000		07/01/2037	431,542
office Facilities Corporation Lease RB Northwest Louisiana State office Building Project Series 2025 (AG) (NR/AA)
140,000	5.000		07/01/2038	151,054
Parish School Board of the Parish of Lafayette State of Louisiana Sales Tax RB, Series 2025 (NR/AA+)
250,000	5.500		04/01/2045	263,903
Pineville School District No. 52 of Rapides Parish Louisiana GO School Bonds Series 2025 (BAM) (NR/AA)
245,000	5.250		03/01/2038	264,983
275,000	5.250		03/01/2039	295,038

				4,553,373

Maine - 0.3%
Maine Health and Higher Educational Facilities Authority RB Northeastern University Issue Series 2024B (A1/NR)
275,000	5.000		10/01/2039	291,313

Maryland - 0.1%
Frederick County Maryland Tax Allocation Refunding for Oakdale- Lake Linganore Development District Series 2019 B (NR/NR)
150,000	3.750		07/01/2039	132,196

Massachusetts - 1.7%
Massachusetts Development Finance Agency RB Beth Israel Lahey Health Issue Tax-Exempt Series N 2025 (A3/A)
1,000,000	5.000		07/01/2040	1,046,041
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (Aaa/AAA)
250,000	5.000		07/15/2036	285,718

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Massachusetts – (continued)
Massachusetts Development Finance Authority Variable Rate Demand RB Williams College Issue Series N (2011) (Aa1/ AA+)
$250,000	3.300	%(a)(b)	07/01/2041	$253,600

				1,585,359

Michigan - 1.8%
City of Detroit County of Wayne State of Michigan Unlimited Tax GO Bonds Series 2018 (Baa1/BBB)
200,000	5.000		04/01/2038	202,985
City of Detroit, County of Wayne, Unlimited Tax GO Social Bonds Series 2023A (Tax Exempt) (Baa1/BBB)
100,000	6.000		05/01/2039	110,216
Great Lakes Water Authority Sewage Disposal System Revenue Refunding Second Lien Bonds Series 2025B (A1/A+)
500,000	5.000		07/01/2031	558,738
Great Lakes Water Authority Water Supply System Revenue Refunding Second Lien Bonds Series 2025B (A1/A+)
500,000	5.000		07/01/2031	558,738
Michigan Finance Authority Revenue Hospital Bonds Trinity Health Credit Group 2013MI-5 (NR/AA-)
265,000	4.000		12/01/2040	248,517

				1,679,194

Minnesota - 0.1%
Minneapolis St. Paul Metropolitan Airports Commisson Subordinate Airport RB Series 2024B (AMT) (NR/A+)
100,000	5.000		01/01/2039	103,523

Mississippi - 0.7%
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development RB Chevron U.S.A Inc. Project Series 2011B Bonds (Aa2/AA-/A-1+)
135,000	3.930	(a)(b)	11/01/2035	135,000
Warren County, Mississippi Gulf Opportunity Zone Revenue Refunding Bonds International Paper Company Project Series 2018 (NON-AMT) (NR/BBB)
500,000	4.000		09/01/2032	508,090

				643,090

Missouri - 1.7%
Phelps County Missouri Hospital RB Phelps Health Series 2025 (NR/BBB+)
1,000,000	5.750		12/01/2045	1,046,453
State Environmental Improvement and Energy Resources Authority of The State of Missouri Environmental Improvement RB Kansas City Power & Light Company Project, Series 2008 (Baa1/A-) (PUTABLE)
500,000	4.050	(a)(b)	05/01/2038	499,627
The Industrial Development Authority of The City of Kansas City Missouri Economic Activity Tax RB for Historic Northeast Redevelopment Plan Series 2024A-1 (NR/NR)
100,000	5.000	(d)	06/01/2054	88,145

				1,634,225

Nebraska - 0.6%
Central Plains Energy Project Gas Supply Revenue Refunding Bonds, Series 2025A Sub-Series 2025A-1 (Aa1/NR)
500,000	5.000	(a)(b)	08/01/2055	534,037

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Hampshire - 0.1%
National Finance Authority RB for Presbyterian Senior Living Project Series 2023A (NR/NR)
$100,000	5.250%		07/01/2048	$96,126

New Jersey - 1.0%
New Jersey Economic Development Authority Special Facility Revenue and Refunding Bonds Series 2017 (Baa2/NR)
100,000	5.000		10/01/2047	94,744
New Jersey Educational Facilities Authority Princeton University RB, 2025 Series A-2 (Aaa/AAA)
200,000	5.000	(a)(b)	07/01/2064	226,252
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (A2/A)
335,000	0.000	(c)	12/15/2039	174,728
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2021 Series A (A2/A)
100,000	4.000		06/15/2035	100,116
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2022 Series A (A2/A)
150,000	4.000		06/15/2041	137,059
New Jersey Turnpike Authority Turnpike RB Series 2025 A (A1/AA-)
200,000	5.000		01/01/2043	208,703

				941,602

New York - 9.8%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (A1/AA)
100,000	3.000		07/15/2043	74,240
Brooklyn Arena Local Development Corporation Pilot Revenue Refunding Bonds, Series 2016A (AG) (A1/AA)
200,000	4.000		07/15/2029	202,584
Buffalo and Erie County Industrial Land Development Corporation Canisius University Project Tax-Exempt RB Series 2025 (NR/BBB)
550,000	6.250		05/01/2045	563,179
City of Troy Capital Resource Corp. Revenue Refunding Bonds for Rensselaer Polytechnic Institute Project Series 2020A (Forward Delivery) (A3/BBB+)
100,000	5.000		09/01/2037	103,251
Cold Spring Harbor Laboratory, Inc. (Aa2/AA/A-1)
1,005,000	3.950	(a)(b)	01/01/2034	1,005,000
Dormitory Authority of The State of New York State Sales Tax RB Series 2017A (Aa1/AA+)
1,000,000	5.000		03/15/2039	1,014,713
Long Island Power Authority Electric System General RB Series 2016B (A2/A)
580,000	5.000		09/01/2046	580,004
Metropolitan Transportation Authority RB Refunding Green Bond Series 2024A (BAM) (A2/AA)
100,000	4.000		11/15/2048	84,548
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AG) (A1/AA)
170,000	3.000		01/01/2046	121,428
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Adjustable Rate Fiscal 2021 Series EE Subseries EE-1 and EE-2 (Aa1/AA+/A-1)
1,000,000	3.850	(a)(b)	06/15/2045	1,000,000

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2013 Series C Subseries C-4 (Aa1/AAA/A-1+)
$550,000	3.950	%(a)(b)	11/01/2036	$550,000
New York City Transitional Finance Authority New York Future Tax Secured Tax-Exempt Subordinate Bonds Fiscal 2018, Subseries C-3 (Aa1/AAA)
1,000,000	5.000		05/01/2040	1,020,215
New York N Y Var GO Bds 2008 L-4 (Aa1/AA+/A-1)
1,000,000	3.850	(a)(b)	04/01/2038	1,000,000
New York State Energy Research and Development Authority Pollution Control RB Rochester Gas and Electric Corporation Project 1997 Series A (Baa1/A-)
500,000	3.800		08/01/2032	509,345
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (Baa2/NR)
175,000	5.000		10/01/2040	173,932
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (NR/B+)
100,000	5.000		08/01/2031	100,001
New York Transportation Development Corporation Special Facilities RB Series 2025 (AMT) (Baa3/AA)
500,000	6.000		06/30/2044	526,128
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Special Facility RB Series 2020C (Tax-Exempt/NON-AMT) (Baa1/BBB)
100,000	4.000		12/01/2042	88,741
Onondaga Civic Development Corporation RB Syracuse University Project Series 2025 (Aa3/AA-)
150,000	5.000		12/01/2032	171,163
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels General RB Series 2017A (Aa3/AA-)
175,000	5.000		11/15/2047	175,033
Triborough Bridge and Tunnel Authority Mta Bridges and Tunnels Payroll Mobility Tax Bond Anticipation Notes Series 2025A (NR/SP-1+)
100,000	5.000		03/01/2028	106,728

				9,170,233

North Carolina - 1.2%
Inlivian Multifamily Housing RB Central at Old Concord Series 2025 (Aa1/NR)
500,000	3.300	(a)(b)	11/10/2043	505,370
North Carolina Medical Care Commission Health Care Facilities First Mortgage RB Lutheran Services for The Aging Series 2021A (NR/NR)
245,000	5.000		03/01/2026	246,397
North Carolina Medical Care Commission Health Care Facilities RB Duke University Health System, Series 2025B (Aa3/AA-)
350,000	5.000	(a)(b)	06/01/2055	379,101

				1,130,868

Ohio - 1.7%
City of Norwood, Ohio Special Obligation Revenue Refunding Bonds Series 2025 (NR/NR)
145,000	4.375		12/01/2030	146,108

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (Ba3/BB+)
$280,000	5.375%		09/15/2027	$280,172
Columbus-Franklin County Finance Authority Multifamily Housing RB Westerville Crossing Apartments Series 2024B (Aa1/NR)
100,000	5.000	(a)(b)	12/01/2028	104,859
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (Baa1/BBB+) (PUTABLE)
500,000	4.250	(a)(b)	11/01/2040	507,446
Ohio Housing Finance Agency Multifamily Housing RB (Community Pendleton Project), Series 2025 (Aa1/NR)
125,000	3.400	(a)(b)	07/01/2042	125,867
Ohio Housing Finance Agency Multifamily Housing RB at Main Series 2025 (Aa1/NR)
200,000	3.700	(a)(b)	11/01/2047	202,366
Ohio State RB Refunding for University Hospitals Health System, Inc. Obligated Group Series 2020 A (A3/A)
100,000	3.000		01/15/2045	71,582
State of Ohio Ohio Higher Educational Facility Commission State of Ohio Higher Educational Facility RB (Baa1/NR)
150,000	5.000		05/01/2039	154,203

				1,592,603

Oklahoma - 1.1%
Oklahoma County Finance Authority Educational Facilities Lease RB Western Heights Public Schools Project, Series 2025 (NR/BBB-)
500,000	5.000		09/01/2032	525,426
Oklahoma Housing Finance Agency Collateralized RB The Villages at A New Leaf II Series 2025 (Aa1/NR) (PUTABLE)
300,000	3.400	(a)(b)	07/01/2028	302,868
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
100,000	5.500		12/01/2035	99,996
Wagoner County Development Authority Sales Tax RB Series 2025 (NR/NR)
100,000	6.500		05/01/2035	100,781

				1,029,071

Oregon - 1.3%
City of Forest Grove Oregon Campus Improvement Revenue Refunding Bonds Pacific University Series 2022A Forward Delivery (NR/BBB)
175,000	5.000		05/01/2033	180,697
City of Redmond Oregon Full Faith and Credit Bonds Series 2025A Airport Expansion Projects (AMT) (Aa2/NR)
250,000	5.000		06/01/2035	269,286
Lincoln County School District Lincoln and Lane Counties Oregon GO Bonds, Series 2025 (SCH BD GTY) (Aa1/NR)
650,000	0.000	(f)	06/15/2027	650,893
The Port of Portland Oregon Portland International Airport RB Series Twenty-Eight (AMT) (NR/AA-)
150,000	5.000		07/01/2030	163,326

				1,264,202

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania - 7.6%
Acts Retirement Life Communities, Inc. Obligated Group Montgomery County Industrial Development Authority Retirement Communities RB Series 2016 (NR/NR)
$100,000	5.000%		11/15/2033	$101,082
Borough of Punxsutawney Jefferson County Pennsylvania GO Bonds Series B of 2025 (Tax Exempt) (AG) (Baa2/AA)
1,000,000	5.125	(e)	12/01/2050	986,259
Cheltenham Township IDA Arcadia University RB Series of 2024 (NR/BBB-)
330,000	5.750		04/01/2054	304,045
City of Erie Higher Education Building Authority RB for Gannon University Series 2021 (Baa2/BBB+)
25,000	4.000		05/01/2036	23,317
Coatesville Area School District Chester County Pennsylvania GO Bonds Series of 2025 (AG ST AID WITHHLDG) (Aa3/AA)
250,000	5.250		11/15/2042	258,650
Commonwealth of Pennsylvania GO Bonds First Series of 2024 Bid Group B (Aa2/A+)
100,000	4.000		08/15/2044	90,126
Delaware County Authority Commonwealth of Pennsylvania Haverford College RB Series 2017A (NR/AA-)
500,000	5.000		10/01/2042	500,824
General Authority of Southcentral Pennsylvania General Authority of Southcentral Pennsylvania RB Series 2019C, Series 2019D and Series 2019E (Aa3/NR)
650,000	3.850	(a)(b)	06/01/2035	650,000
Montgomery County Higher Education and Health Authority, (Commonwealth of Pennsylvania) Arcadia University RB, Series of 2015 (NR/BBB-)
350,000	5.000		04/01/2030	350,053
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series B (Baa1/BBB+)
640,000	4.100		06/01/2029	664,905
Pennsylvania Economic Development Financing Authority RB Refunding for American Water Co. Project Series 2019 (Aa3/A+)
190,000	3.000		04/01/2039	157,889
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2019A (NR/A-/A-2)
600,000	3.875	(a)(b)	08/01/2038	600,048
Pennsylvania Economic Development Financing Authority UPMC RB, Series 2025A (A2/A)
200,000	5.000	(a)(b)	03/15/2060	213,684
Pennsylvania Higher Educational Facilities Authority Bryn Mawr College RB Series 2014 (Aa2/AA+)
195,000	5.000		12/01/2044	195,064
Pennsylvania Turnpike Commission Turnpike Subordinate RB, Series A of 2019 (A2/NR)
500,000	5.000		12/01/2044	498,354
Philadelphia Hospitals and Higher Education Facilities Authority RB for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
80,000	5.000		07/01/2034	80,752
Scranton-Lackawanna Health and Welfare Authority The University of Scranton Revenue Refunding Bonds Series 2025B (NR/A-)
455,000	5.000		11/01/2026	465,572
700,000	5.000		11/01/2035	756,859

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
The City of Philadelphia Pennsylvania GO Bonds Series 2025A (Tax-Exempt) (A1/A+)
$250,000	5.000%		08/01/2042	$259,508

				7,156,991

Puerto Rico - 4.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
1,000,000	5.000	(d)	07/01/2047	935,484
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
100,000	5.750		07/01/2031	109,742
250,000	0.000	(c)	07/01/2033	175,071
109,000	4.000		07/01/2033	106,646
25,000	4.000		07/01/2046	20,662
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AG) (A1/AA)
	(3M USD SOFR + 0.52%)
200,000	3.571	(g)	07/01/2029	192,345
Puerto Rico Sales Tax Corp Sales Tax Revenue Restructured Bonds Cofina, 2019 A-2A (NR/NR)
150,000	4.550		07/01/2040	143,156
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructured Bonds Series 2019A-2B (NR/NR)
167,000	4.550		07/01/2040	159,380
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructured Bonds Series A-2 (NR/NR)
200,000	4.329		07/01/2040	185,488
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
725,000	0.000	(c)	07/01/2027	682,830
723,000	0.000	(c)	07/01/2029	634,841
400,000	0.000	(c)	07/01/2031	321,789
901,000	0.000	(c)	07/01/2046	284,768
334,000	0.000	(c)	07/01/2051	77,961
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
45,000	4.329		07/01/2040	41,735
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
100,000	5.000		07/01/2058	91,726

				4,163,624

Rhode Island - 0.4%
Providence Public Buildings Authority Capital Improvement Program Projects RB 2024 Series A (AG) (A1/AA)
100,000	5.250		09/15/2042	104,726
Rhode Island Health and Educational Building Corporation State Appropriation-Backed RB Central Falls Public School Projects Series 2025 (Aa3/AA-)
210,000	5.000		05/15/2036	231,358

				336,084

South Carolina - 0.2%
South Carolina Jobs-Economic Development Authority Healthcare RB Beaufort Memorial Hospital & South of Broad Healthcare Project Series 2024 (NR/BB)
100,000	5.000		11/15/2030	105,813

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

South Carolina – (continued)
South Carolina Public Service Authority Revenue Refunding Obligations Santee Cooper Consisting of Series 2024-B (Tax- Exempt) (A3/A-)
$100,000	4.125%		12/01/2044	$89,699

				195,512

Tennessee - 0.6%
The Health Educational and Housing Facility Board of The County of Shelby Tennessee RB Methodist Le Bonheur Healthcare 2025A (AG) (A1/AA)
500,000	5.000		06/01/2035	538,990

Texas - 12.5%
Arlington Higher Education Finance Corporation Education RB Riverwalk Education Foundation Inc. Series 2022 (PSF-GTD) (NR/AAA)
100,000	5.000		08/15/2027	105,022
Austin Affordable PFC Inc. Multifamily Housing RB Series 2024B (FNMA COLL) (Aa1/NR)
100,000	5.000	(a)(b)	09/01/2028	104,342
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 A (A3/A+)
750,000	5.000		01/01/2036	786,405
City of Celina Texas a Municipal Corp. of The State of Texas Located in Collin and Denton Counties Special Assessment RB Series 2024 (BAM) (NR/AA)
100,000	5.000		09/01/2028	105,956
City of Dallas TexasDallas Denton Collin and Rockwall Counties Waterworks and Sewer System Revenue Refunding Bonds Taxable Series 2016A/ 2016B (NR/AAA)
500,000	5.000		10/01/2041	502,240
City of Garland Texas Dallas Collin and Rockwall Counties Water and Sewer System Revenue Refunding Bonds Series 2025 (NR/AA-)
250,000	5.000		03/01/2042	258,404
City of Gunter Texas A Municipal Corp. of The State of Texas Located In Grayson County Special Assessment RB Series 2025 (NR/NR)
100,000	4.500	(d)	09/15/2032	100,177
City of Houston Airport System Subordinate Lien Revenue Refunding Bonds Series 2020A (AMT) (A1/A+)
405,000	4.000		07/01/2047	339,753
City of Houston Texas Subordinate Lien RB Consisting of: Airport System Subordinate Lien Revenue and Refunding Bonds Series 2025A (AMT) (NR/A+)
1,000,000	5.250		07/01/2038	1,074,694
City of Justin Texas A Municipal Corporation of The State of Texas Located In Denton County Special Assessment RB, Series 2025 (NR/NR)
368,000	4.250	(d)(e)	09/01/2032	368,275
Clifton Higher Education Finance Corp. Education Revenue and Refunding Bonds Series 2024 (PSF-GTD) (NR/AAA)
60,000	5.000		08/15/2039	62,865
Clifton Higher Education Finance Corporation Education Revenue and Refunding Bonds Idea Public Schools, Series 2025 (PSF-GTD) (NR/AAA)
200,000	5.000		08/15/2040	207,922

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Clifton Higher Education Finance Corporation Texas Variable Rate Education RB International Leadership of Texas Inc, Series 2025B (PSF-GTD) (Aaa/NR)
$250,000	4.000	%(a)(b)	02/15/2055	$260,002
El Paso County Hospital District El Paso County Texas GO Bonds, Series 2025 (AG) (NR/AA)
500,000	5.000		02/15/2030	544,626
Hidalgo County Texas Certificates of Obligation Series 2025 (Aa2/AA-)
755,000	5.000		08/15/2037	808,740
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (NR/NR)
200,000	5.000		07/15/2027	202,815
Karnes County Hospital District A Political Subdivision of The State of Texas Located In Karnes County Adjustable-Rate Hospital Revenue Refunding Bonds Series 2024 (NR/NR)
125,000	5.000	(a)(b)	02/01/2044	131,900
LA Feria Independent School District A Political Subdivision of The State of Texas Located In Cameron County Texas Unlimited Tax School Building Bonds, Series 2025 (PSF-GTD) (Aaa/NR)
400,000	5.000		02/15/2045	407,246
Lower Colorado River Authority Refunding RB, Series 2025B (A2/A)
500,000	5.000	(a)(b)	05/15/2045	544,260
Matagorda County Navigation District Number One Pollution Control Revenue Refunding Bonds for Central Power and Light Company Project Series 1996 (Baa3/BBB+)
250,000	4.250		05/01/2030	260,452
Mission Economic Development Corporation Solid Waste Disposal RB Republic Services, Inc. Project Series 2020A (NR/A-/A-2) (PUTABLE)
625,000	3.850	(a)(b)	05/01/2050	625,079
Mission Economic Development Corporation Solid Waste Disposal RB Waste Management Inc. Project Series 2020A (NR/A-/A-2) (PUTABLE)
250,000	3.950	(a)(b)(e)	05/01/2046	250,000
New Hope Cultural Education Facilities Finance Corporation Retirement Facility RB Westminster Project Series 2025 (NR/ NR)
100,000	5.000		11/01/2031	106,834
North Texas Tollway Authority System Revenue and Refunding Bonds Second Tier Bonds Series 2017B (A1/A+)
390,000	5.000		01/01/2028	393,207
Nueces River Authority Water Supply Facilities Revenue Refunding Bonds for City of Corpus Christi Lake Texana Project Series 2015 (NR/AA-)
100,000	5.000		07/15/2026	100,171
Princeton Independent School District Collin County Texas Unlimited Tax School Building Bonds Series 2025 (PSF-GTD) (Aaa/NR)
500,000	5.000		02/15/2040	526,612
Sinton Independent School District Texas Fixed Rate and Variable Rate Unlimited Tax School Building Bonds, Series 2022 (PSF-GTD) (NR/AAA)
500,000	4.000	(a)(b)	08/15/2049	505,628
Socorro Independent School District Unlimited Tax Refunding Bonds Series 2017B (PSF-GTD) (Aaa/NR)
120,000	5.000		08/15/2027	126,121

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Tarrant County Cultural Education Facilities Finance Corporation Texas Health Resources System RB Series 2025B (Aa2/AA)
$500,000	5.000	%(a)(b)	11/15/2064	$541,813
Tarrant County Cultural Education Facilities Finance Corporation Texas Health Resources System RB Series 2025C (Aa2/AA)
500,000	5.000	(a)(b)	11/15/2064	551,751
Texas Transportation Commission Central Texas Turnpike System First Tier Revenue Refunding Put Bonds Series 2024-B (A2/A)
100,000	5.000	(a)(b)	08/15/2042	107,827
Trinity River Authority of Texas Regional Wastewater System Revenue Improvementand Refunding Bonds Series 2024 (NR/AAA)
100,000	5.000		08/01/2043	104,022
Upper Trinity Regional Water District Regional Treated Water Supply System Revenue Refunding Bonds, Series 2025 (BAM) (NR/AA)
100,000	5.250		08/01/2041	105,876
Waller Independent School District Waller and Harris Counties Texas Unlimited Tax School Building Bonds Series 2025 (PSF-GTD) (Aaa/AAA)
500,000	5.000		02/15/2037	550,120

				11,771,157

Utah - 0.5%
Copper Rim Infrastructure Financing District in The City of West Jordan Salt Lake County Utah Special Assessment Bonds Series 2025 (NR/NR)
100,000	6.125	(d)(e)	12/01/2054	100,143
Downtown Revitalization Public Infrastructure District Second Lien Sales Tax RB Seg Redevelopment Project, Series 2025B (AG) (A1/AA)
250,000	5.250		06/01/2043	263,305
Salt Lake City Airport RB Salt Lake City International Airport Series 2017A (AMT) (A1/A+)
100,000	5.000		07/01/2036	101,145

				464,593

Virgin Islands - 1.0%
Matching Fund Special Purpose Securitization Corp. Matching Fund Securitization Bonds Series 2022A (NR/NR)
795,000	5.000		10/01/2039	792,112
Matching Fund Special Purpose Securitization Corporation Matching Fund Securitization Bonds Series 2022A (NR/NR)
100,000	5.000		10/01/2028	102,661

				894,773

Virginia - 0.5%
Economic Development Authority of The City of Salem Virginia Educational Facilities RB Roanoke College Series 2025 (NR/BBB+)
200,000	5.500		04/01/2045	196,243
Hampton Roads Transportation Authority Accountability Commission Transportation Fund Senior Lien Bond Anticipation Notes Series 2021A (NR/NR)
255,000	5.000		07/01/2026	260,482

				456,725

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Washington - 2.4%
Enumclaw School District No. 216 King County Washington Unlimited Tax GO Refunding Bonds 2025 (SCH BD GTY) (Aaa/NR)
$200,000	5.000%		12/01/2034	$226,951
Fircrest Properties Lease RB Series 2024 Sustainability Bonds State of Washington DSHS Project (NR/AA)
100,000	5.000		06/01/2032	112,722
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2024B (AMT) (Aa3/AA-)
100,000	5.000		07/01/2029	107,922
Public Utility District No. 1 of Snohomish County Washington Electric System Revenue Refunding Bonds Series 2025B (Tax- Exempt) (Aa2/AA)
1,000,000	5.000	(e)	12/01/2037	1,111,298
The City of Seattle Washington Municipal Light and Power Improvement and Refunding RB 2025 (Aa2/AA)
500,000	5.000		02/01/2043	520,287
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (A3/A-)
100,000	5.000		08/01/2038	101,551
Washington State Convention Center Public Facilities District Junior Lodging Tax Notes 2021 (NR/NR)
100,000	4.000		07/01/2031	102,419

				2,283,150

West Virginia - 0.3%
West Virginia Hospital Finance Authority Hospital Revenue Improvement Bonds West Virginia University Health System Obligated Group 2025 Series B (A2/A)
250,000	5.000	(a)(b)	06/01/2055	266,714

Wisconsin - 0.9%
City of Milwaukee GO Corporate Purpose Bonds Series 2017 B5 (NR/A-)
100,000	4.000		04/01/2028	100,742
Public Finance Authority RB Kahala Nui Project Series 2025 (NR/NR)
100,000	5.250		11/15/2050	99,191
Public Finance Authority RB Kahala Nui Project Series 2025 (NR/BBB-)
100,000	5.500	(d)	06/01/2040	101,196
Wisconsin Health and Educational Facilities Authority RB Series 2025A (NR/A+)
500,000	5.000		08/15/2037	534,195

				835,324

TOTAL MUNICIPAL BONDS (Cost $94,520,243)				95,094,376

Shares	Dividend Rate	Value

Investment Company – 0.5%(h)
Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Shares
464,900	4.108%	$464,900
(Cost $464,900)

TOTAL INVESTMENTS - 101.9% (Cost $94,985,143)		$95,559,276

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%		(1,742,895)

NET ASSETS - 100.0%		$93,816,381

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2025.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(e)	When-issued security.
(f)	Zero coupon bond until next reset date.
(g)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2025.
(h)	Represents an affiliated issuer.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
FNMA	- Insured by Federal National Mortgage Association
GO	- General Obligation
HUD SECT 8	- Hud Section 8
IDA	- Industrial Development Agency
MTA	- Metropolitan Transportation Authority
NATL	- National Public Finance Guarantee Corp.
PSF-GTD	- Guaranteed by Permanent School Fund
RB	- Revenue Bond
SCH BD	-
GTY	School Bond Guaranty
SOFR	- Secured Overnight Financing Rate
ST AID	-
WITHHLDG	State Aid Withholding
TCRS	- Transferable Custody Receipts
UPMC	- University of Pittsburgh Medical Center
USD	- United States Dollar

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury Ultra Bond	(1)	12/19/25	$(116,469)	$258

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – 95.4%

Alabama - 0.4%
State of Alabama GO Refunding Bonds Series 2014-A (Aa1/AA)
$55,000	3.000%		08/01/2026	$55,011

Alaska – 0.4%
Matanuska-Susitna Borough State of Alaska Lease Revenue Refunding Bonds Series 2016 (NR/AA-)
20,000	5.000		09/01/2025	20,000
Municipality of Anchorage 2014 GO Refunding Bonds Series B General Purpose (NR/AA-)
30,000	5.000		09/01/2025	30,000

				50,000

Arizona - 1.5%
Arizona Board of Regents Arizona State University System RB Series 2016B (Green Bonds) (Aa2/AA)
60,000	5.000		07/01/2027	61,129
Arizona Transportation Board Highway Revenue Refunding Bonds Series 2016 (Aa1/AA+)
10,000	5.000		07/01/2026	10,223
City of Yuma Municipal Property Corporation Senior Lien Excise Tax Revenue and Revenue Refunding Bonds Series 2015 (A1/AA-)
20,000	4.000		07/01/2026	20,020
The Industrial Development Authority of The County of Yavapai Hospital RB Yavapai Regional Medical Center Series 2019 (A3/NR)
115,000	5.000		08/01/2026	117,048

				208,420

Arkansas - 0.5%
City of Fort Smith Arkansas Water and Sewer Refunding RB Series 2016 (BAM) (NR/AA)
75,000	5.000		10/01/2025	75,137

California - 4.7%
California Municipal Finance Authority Solid Waste Disposal Refunding RB Republic Services, Inc. Project Series 2021A (NR/A-/A-2) (PUTABLE)
250,000	3.750	(a)(b)	07/01/2041	249,987
City of Los Angeles California 2025 Tax and Revenue Anticipation Notes (NR/SP-1+)
170,000	5.000		06/25/2026	174,109
Public Facilities Financing Authority of The City of San Diego Senior Sewer Revenue Refunding Bonds Series 2015 (NR/AA+)
20,000	4.000		05/15/2026	20,025
Tender Option Bond Trust Receipts CTFs 2023-XM1153 (NA) (NR/AA+/A-1)
200,000	2.880	(a)(b)(c)	07/01/2048	200,000

				644,121

Colorado - 1.0%
City and County of Denver Colorado Airport System Subordinate RB Series 2018A (AMT) (A1/A+)
130,000	5.000		12/01/2026	133,449

Connecticut - 0.7%
State of Connecticut General Obligation Bonds GO Bonds 2025 Series A (Aa3/AA-)
40,000	5.000		03/15/2027	41,606

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Connecticut – (continued)
State of Connecticut Health and Educational Facility Authority Revenue Refunding Bonds Connecticut State University System Issue Series L (Aa3/AA-)
$50,000	4.000%		11/01/2025	$50,049

				91,655

District of Columbia - 1.2%
District of Columbia Hospital Refunding RB Children’S Hospital Obligated Group Issue Series 2015 (A1/NR)
55,000	5.000		07/15/2026	55,456
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2021A (Aa3/AA-)
110,000	5.000		10/01/2026	112,550

				168,006

Florida - 2.1%
City of Cape Coral Water & Sewer Refunding RB Series 2017 (A1/ A+)
40,000	5.000		10/01/2025	40,077
City of Jacksonville Florida Special RB Series 2021A (NR/AA)
30,000	5.000		10/01/2025	30,061
City of Jacksonville Transportation Refunding RB Series 2015 (Aa2/AA-)
35,000	5.000		10/01/2026	35,071
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities Refunding RB for The City of Orlando Series 2016 (AMT) (Aa3/AA-)
35,000	5.000		10/01/2025	35,064
Miami-Dade County GO Bonds for Public Health Trust Program Series 2021A (NR/AA)
30,000	5.000		07/01/2026	30,662
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (NR/A)
70,000	5.000		10/01/2026	71,593
Sarasota County Florida Utility System Revenue Refunding Bonds Series 2016B (NR/AA+)
40,000	5.000		10/01/2026	40,585
South Florida Water Management District Certificates of Participation Series 2015 (Aa3/AA)
10,000	5.000		10/01/2026	10,144

				293,257

Georgia - 2.7%
Development Authority of Appling County Pollution Control RB Oglethorpe Power Corporation Hatch Project Series 2013A (A3/BBB+/A-2)
300,000	3.000	(a)(b)	01/01/2038	300,000
Fulton, Georgia (County of) (NR/SP-1+)
70,000	4.000		12/30/2025	70,335

				370,335

Idaho - 0.7%
Trinity Health Corporation (Aa3/AA-/A-1+)
100,000	3.000	(a)(b)	12/01/2048	100,003

Illinois - 14.3%
Aurora West School District No. 129 GO School Building Bonds Series 2015C (Aa2/NR)
75,000	5.000		02/01/2026	75,686

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
City of Chicago Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2024C (Amt) (NR/A+)
$105,000	5.000%		01/01/2027	$108,155
City of Mount Vernon Illinois GO Improvement and Refunding Bonds Series 2020 (BAM) (NR/AA)
115,000	4.000		12/15/2026	116,750

Community College District No. 505 Counties of Champaign Coles Dewitt, Douglas Edgar Ford Iroquois Livingston Mclean Moultrie Piattand Vermilion and State of Illinois GO Refunding Bonds Series 2018B (NR/AA)

70,000	5.000		12/01/2026	71,970
Illinois Finance Authority Clean Water Initiative Revolving Fund RB Series 2016 (NR/AAA)
50,000	5.000		01/01/2027	50,400
Illinois Finance Authority RB Rush University Medical Center Obligated Group Series 2015A (A1/A+)
60,000	5.000		11/15/2025	60,059
50,000	5.000		11/15/2026	50,047
Illinois Finance Authority RB Series 2019 (A1/A+)
110,000	5.000		04/01/2027	113,851
Peoria County Il Metropolitan Airport Authority GO Refunding Airport Bonds Alternate Revenue Source Series 2017 D (Aa2/ NR)
50,000	5.000		12/01/2025	50,284
Public Finance Authority (Aa2/NR)
275,000	0.000	(a)(b)(c)(d)	02/15/2053	275,000
Rock Island School District No. 41 GO Refunding School Bonds Series 2018 (Aa3/NR)
120,000	4.000		12/01/2025	120,390
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2020A (NR/A+)
200,000	5.000		01/01/2027	205,639
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2021A (NR/A+)
40,000	5.000		01/01/2027	41,128
School District Number 100 Cook County Illinois Berwyn South GO Refunding School Bonds Series 2019C (BAM) (NR/AA)
90,000	5.000		12/01/2025	90,519
School District Number 81 Cook County Illinois Schiller Park GO School Bonds Series 2020 (NR/AA-)
30,000	4.000		12/01/2025	30,095
State of Illinois GO Bonds Series of December 2017A (A3/A-)
130,000	5.000		12/01/2025	130,750
State of Illinois GO Bonds Series of March 2021B (A3/A-)
180,000	5.000		03/01/2027	186,244
The Board of Trustees of The University of Illinois Auxiliary Facilities System Refunding RB Series 2023A (Aa2/AA-)
110,000	5.000		04/01/2027	114,197
The County of Peoria Illinois GO Limited Tax Refunding Debt Certificates Series 2020A (Aa1/NR)
45,000	5.000		12/15/2025	45,337
The Rock Island County Public Building Commission Rock Island County Illinois Public Building RB Series 2016 (AG) (A1/AA)
50,000	5.000		12/01/2025	50,291

				1,986,792

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Indiana - 1.2%
Indiana Finance Authority Hospital Refunding RB Series 2017A (Aa3/A+)
$30,000	5.000%		11/01/2026	$30,822
Indiana Finance Authority RB Series 2016A (NR/A+)
50,000	5.000		03/01/2026	50,487
Indiana Health Facility Financing Authority RB Ascension Health Subordinate Credit Group Series 2005A-6 (Aa3/NR)
35,000	4.000		10/01/2025	35,042
Indiana Health Facility Financing Authority RB Ascension Health Subordinate Credit Group Series 2005A-7 (Aa3/AA-)
50,000	4.000		10/01/2025	50,060

				166,411

Iowa - 0.7%
Iowa Finance Authority RB Series 2018B (A1/NR)
95,000	5.000		02/15/2026	95,839

Kansas - 2.0%
Johnson / Miami County Unified School District No. 230 Kansas Spring Hill GO Refunding Bonds Series 2016 (A1/NR)
95,000	5.000		09/01/2025	95,000
Kansas Development Finance Authority Refunding RB State of Kansas Projects Series 2020R (Aa3/A+)
65,000	5.000		11/01/2025	65,266
Reno County Kansas General Obligation Refunding and Improvement Bonds Series 2021 (Aa3/NR)
115,000	4.000		09/01/2025	115,000

				275,266

Kentucky - 1.2%
Commonwealth of Kentucky State Property and Buildings Commission Revenue Refunding Bonds Project No. 112 Series B (ST APPROP) (Aa3/A)
15,000	5.000		11/01/2025	15,059
Fayette County Kentucky School District Finance Corporation School Building Refunding RB Series 2015B (ST INTERCEPT) (Aa3/AA-)
125,000	3.000		05/01/2027	125,026
Oldham County School District Finance Corporation Kentucky School Building Refunding RB Second Series of 2016 (ST INTERCEPT) (Aa3/NR)
20,000	4.000		09/01/2026	20,276

				160,361

Louisiana - 2.2%
Board of Supervisors of Louisiana State Universityand Agricultural and Mechanical College Auxiliary Revenue Refunding Bonds Series 2016A (A2/NR)
75,000	5.000		07/01/2026	76,214
Public Finance Authority Series 2025-Vrs209 Class A Tender Certificates (Aa2/AA+/A-1)
225,000	0.000	(a)(b)(c)(d)	12/01/2052	225,000

				301,214

Maryland - 1.0%
City of Baltimore Refunding RB for Wastewater Projects Series 2014D (Aa3/A+)
30,000	5.000		07/01/2026	30,052

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
Department of Transportation of Maryland Consolidated Transportation Bonds Series 2015 (Aa1/AAA)
$115,000	3.000%		06/01/2026	$115,021

				145,073

Massachusetts - 0.3%
Town of Dedham Massachusetts GO Municipal Purpose Loan of 2017 Bonds (NR/AAA)
40,000	4.000		06/15/2027	40,048

Michigan - 3.1%
Board of Governors of Wayne State University General RB Series 2018A (Aa3/A+)
5,000	5.000		11/15/2026	5,025
City of Saginaw Hospital Finance Authority Hospital Revenue Refunding Bonds Covenant Medical Center Inc. Series 2020J (NR/A+)
240,000	5.000		07/01/2027	248,440
County of Macomb State of Michigan Capital Improvement Bonds Series 2015 (Aa1/NR)
50,000	3.200		05/01/2027	50,016
Michigan Finance Authority Hospital Revenue Refunding Bonds Mclaren Health Care Series 2015A (A1/NR)
25,000	5.000		05/15/2026	25,041
Portage Public Schools County of Kalamazoo Michigan 2016 School Building Site & Refunding Bonds (NR/AA-)
10,000	5.000		11/01/2026	10,174
Wayne County Airport Authority Airport RB Detroit Metropolitan Wayne County Airport Airport Revenue Refunding Bonds Series 2015G (NON-AMT) (A1/A+)
70,000	5.000		12/01/2026	70,392
Wayne-Westland Community Schools County of Wayne Michigan 2019 School Building and Site Bonds (Q-SBLF) (NR/AA)
25,000	5.000		11/01/2025	25,096

				434,184

Minnesota - 1.2%
City of Minneapolisand The Housing and Redevelopment Authority of The City of Saint Paul Minnesota Health Care System Revenue Refunding Bonds Series 2017A (A1/A+)
10,000	5.000		11/15/2025	10,044
City of St. Cloud Minnesota Health Care RB Series 2016A (A2/NR)
85,000	5.000		05/01/2026	86,287
Independent School District No. 833 South Washington County Independent School District No. 833 GO School Building Refunding Bonds Series 2016B (SD CRED PROG) (Aa1/NR)
70,000	3.000		02/01/2026	70,013

				166,344

Mississippi - 1.3%
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development RB Chevron Usa Inc. Project Series 2011G (Aa2/AA-/A-1+)
130,000	3.750	(a)(b)	11/01/2035	130,000
Mississippi Hospital Equipment and Facilities Authority RB North Mississippi Health Services 2020 Series I (NR/A+)
55,000	5.000		10/01/2026	56,180

				186,180

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Missouri - 3.2%
Fort Osage R-I School District Jackson County Missouri Certificates of Participation Series 2022A (NR/A)
$180,000	4.000%		04/01/2027	$180,074
Franklin County Missouri Refunding Certificates of Participation Series 2019B (NR/A+)
20,000	4.000		04/01/2027	20,402
Healthand Educational Facilities Authority of The State of Missouri Health Facilities RB Mosaic Health System Series 2019A (A1/NR)
120,000	5.000		02/15/2026	121,233
St. Louis Municipal Finance Corporation Recreation Sales Tax Leasehold Revenue Refunding Bonds City of St. Louis Missouri Lessee Series 2016 (NR/A)
25,000	5.000		02/15/2027	25,266
Tender Option Bond Trust Receipts CTFs 2025-XFF841 (NR/AA/A-1+)
100,000	2.760	(a)(b)(c)	10/01/2040	100,000

				446,975

Nebraska - 0.3%
Douglas County School District No. 001 Omaha Public Nebraska General Obligation Bonds Series 2015 (Aa2/AA)
45,000	5.000		12/15/2026	45,089

Nevada - 1.5%
Clark County School District GO Limited Tax Building and Refunding Bonds Series 2015C (A1/AA-)
35,000	5.000		06/15/2026	35,249
Clark County School District Nevada General Obligation Limited Tax Building and Refunding Bonds Series 2015C (A1/AA-)
135,000	5.000		06/15/2027	135,956
Clark County School District Nevada GO Limited Tax School Bonds Additionally Secured by Pledged Revenues Series 2015D (A1/AA-)
30,000	5.000		06/15/2026	30,213

				201,418

New Jersey - 9.3%
Board of Education of The Borough of South Plainfield New Jersey School Bonds Series 2018 (SCH BD RES FD) (NR/AA-)
210,000	3.000		09/15/2025	210,014
County of Essex New Jersey General Improvement Bonds Series 2015A (ST AID WITHHLDG) (Aa1/NR)
50,000	3.000		09/01/2027	50,019
Higher Education Student Assistance Authority State of New Jersey Senior Student Loan RB Series 2025-2 (AMT) (NR/A-1+) (PUTABLE)
300,000	5.000	(a)(b)	12/01/2056	303,942
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds Series 2015 – XX (A2/A)
120,000	4.250		06/15/2026	120,063
New Jersey Housing and Mortgage Finance Agency Multi-Family RB 2024 Sub-Series D-2 (GNMA/FNMA/FHLMC) (NR/AA-)
400,000	2.900		11/01/2027	400,137

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
Township of Parsippany-Troy Hill New Jersey General Improvement Bonds Series 2017A Water Utility Bonds Series 2017 B Sewer Utility Bonds Series 2017C and Golf and Rec Utility Bonds 2017D (NR/AA)
$200,000	2.500%		09/15/2025	$200,007

				1,284,182

New York - 5.0%
City School District of The City of Corning Steuben Schuyler and Chemung Counties New York Bond Anticipation Notes – 2025A (NR/NR)
34,000	4.000		06/18/2026	34,425
Dormitory Authority of The State of New York Barnard College RB Series 2020A (A3/NR)
75,000	4.000		07/01/2026	75,721
Monroe County Industrial Development Corp. RB for University of Rochester Project Series 2015A (Tax-Exempt) (Aa3/AA-)
15,000	5.000		07/01/2026	15,021
Nassau County Sewer and Storm Water Finance Authority System RB 2014 Series A (Aa1/AA)
15,000	5.000		10/01/2025	15,006
New York City Housing Development Corporation Multi-Family Housing RB 2025 Series E (Aa2/AA+/A-1+)
125,000	3.300	(a)(b)	05/01/2055	125,027
The Port Authority of New York and New Jersey Consolidated Bonds Two Hundred Forty-Fifth Series Consolidated Bonds Two Hundred Forty-Sixth Series (Aa3/AA-)
100,000	5.000		09/01/2025	100,000
Triborough Bridge and Tunnel Authority (Aa1/AAA/A-1+)
175,000	2.640	(a)(b)	01/01/2032	175,000
Triborough Bridge and Tunnel Authority General Revenue Variable Rate Bonds Series 2001C (Aa1/AA+/A-1)
150,000	3.850	(a)(b)	01/01/2032	150,000

				690,200

North Carolina - 0.1%
North Carolina Municipal Power Agency Number 1 Catawba Electric RB Refunding Series 2016A (NR/A)
10,000	5.000		01/01/2027	10,190

Ohio - 2.3%
County of Allen Ohio Hospital Facilities Bon Secours Mercy Health RB Series 2020A (A1/A+)
100,000	5.000		12/01/2025	100,591
County of Allen Ohio Hospital Facilities RB Series 2017A (A1/A+)
45,000	5.000		08/01/2026	46,023
Ohio Department of Administrative Services Certificates of Participation Series 2018 (Aa1/AA+)
70,000	5.000		09/01/2025	70,000
Trinity Health Corporation (Aa3/AA-/A-1+)
100,000	3.000	(a)(b)	12/01/2046	100,015

				316,629

Oklahoma - 4.1%
Oklahoma County Finance Authority Educational Facilities Lease RB for Midwest City-Del City Public Schools Project Series 2018 (NR/A+)
210,000	5.000		10/01/2025	210,343

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oklahoma – (continued)
Oklahoma County Finance Authority Educational Facilities Lease RB Midwest City Del City Public Schools Project Series 2018 (NR/A+)
$45,000	5.000%		10/01/2026	$46,058
Tulsa County Industrial Authority Educational Facilities Lease RB Glenpool Public Schools Project Series 2017A Tax-Exempt (NR/A+)
100,000	5.000		09/01/2025	100,000
Tulsa County Industrial Authority Educational Facilities Lease RB Jenks Public Schools Project (NR/AA-)
125,000	5.000		09/01/2025	125,000
20,000	5.000		09/01/2026	20,034
Tulsa Public Facilities Authority Oklahoma Capital Improvements RB, Series 2017 (NR/AA-)
25,000	3.000		06/01/2026	25,000
Wagoner County Independent School District No. 17 Coweta Board of Education Oklahoma Building Bonds of 2023 (NR/NR)
35,000	4.500		09/01/2026	35,547

				561,982

Oregon - 2.4%
Eugene School District No. 4J GO Bonds for Oregon School Bond Guaranty Series 2016 (SCH BD GTY) (Aa1/NR)
25,000	2.000		06/15/2026	24,831
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (NR/A+)
80,000	5.000		08/15/2026	81,663
Metro Ore / Go Bonds Series 2012A (Aaa/AAA)
5,000	4.000		06/01/2026	5,003
The Port of Portland Oregon Portland International Airport RB Series Twenty-Eight (AMT) (NR/AA-)
210,000	5.000		07/01/2027	218,147

				329,644

Pennsylvania - 7.0%
Allegheny County Hospital Development Authority RB Allegheny Health Network Obligated Group Issue Series 2018A (NR/A)
35,000	5.000		04/01/2026	35,436
Greater Latrobe School Authority Westmoreland County Pennsylvania School Building RB Series of 2018 (ST AID WITHHLDG) (A1/NR)
65,000	4.000		10/01/2027	65,078
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2019A (NR/A-/A-2)
400,000	3.875	(a)(b)	08/01/2038	400,032
Pennsylvania Economic Development Financing Authority Upmc RB Series 2017A (A2/A)
80,000	5.000		11/15/2026	82,257
Pennsylvania Turnpike Commission Turnpike Subordinate Revenue Refunding Bonds Series of 2016 (A2/NR)
35,000	5.000		06/01/2026	35,197
65,000	5.000		06/01/2027	65,376
Philadelphia Authority for Industrial Development City Agreement Revenue Refunding Bonds Cultural and Commercial Corridors Program Series A (A1/A+)
75,000	5.000		12/01/2025	75,382

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2025

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Temple University – The Commonwealth System of Higher Education RB First Series of 2025 (AG) (Aa3/AA)
$25,000	5.000%		04/01/2027	$25,950
The Pennsylvania State University Refunding Bonds Series B of 2016 (Aa1/AA)
35,000	5.000		09/01/2025	35,000
The School District of Pittsburgh Allegheny County Pennsylvania GO Bonds Series of 2019 (ST AID WITHHLDG) (A1/NR)
55,000	5.000		09/01/2025	55,000
Thomas Jefferson University (AGC-CR) (NR/AA/A-1+)
100,000	2.850	(a)(b)(c)	05/01/2047	100,000

				974,708

Rhode Island - 1.0%
Rhode Island Housing and Mortgage Finance Corporation Homeownership Opportunity Bonds Series 86-B (AMT) (GNMA/FNMA/FHLMC) (Aa1/AA+)
140,000	3.600		10/01/2027	140,690

South Carolina - 1.7%
Charleston County School District South Carolina GO Bond Anticipation Notes Sales Tax Projects Phase V Series 2025B (SCSDE) (NR/NR)
235,000	5.000		05/07/2026	239,116

South Dakota - 0.4%
City of Sioux Falls South Dakota Sales Tax RB Series 2012A (Aa1/AA-)
50,000	3.000		11/15/2026	50,016

Tennessee - 2.9%
Chattanooga Tenn Health Educational & Housing Fac Brd Rev Bonds St Lukes Health System 2004 C (A3/A-/A-2)
100,000	3.000	(a)(b)	05/01/2039	100,000
City of Lenoir City Tennessee Electric System RB Series 2020B (Aa3/NR)
210,000	3.000		06/01/2026	210,571
City of Memphis General Improvement Refunding Bonds Series 2015A (Aa2/AA)
75,000	5.000		04/01/2026	75,277
The Metropolitan Government of Nashville and Davidson County GO Refunding Bonds Series 2021A (Aa2/AA+)
10,000	5.000		07/01/2026	10,223

				396,071

Texas - 6.2%
Arlington Independent School District Unlimited Tax School Building and Refunding Bonds Series 2020 (PSF-GTD) (Aaa/AAA)
200,000	5.000		02/15/2027	207,884
Board of Regents Texas State University System Revenue Financing System Revenue and Refunding Bonds Series 2015A (Aa2/NR)
25,000	5.000		03/15/2026	25,076
Cities of Dallas and Fort Worth Texas Dallas Fort Worth International Airport Joint Revenue Refunding Bonds Series 2021B (NON-AMT) (A1/NR)
65,000	5.000		11/01/2025	65,258

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Austin Texas Public Improvement and Refunding Bonds Series 2021 (Aa1/AAA)
$75,000	5.000%	09/01/2025	$75,000
City of Burleson Johnson and Tarrant Counties GO Refunding and Improvement Bonds Series 2015 (Aa2/AA)
55,000	5.000	03/01/2026	55,092
City of Houston Texas Combined Utility System First Lien Revenue Refunding Bonds Series 2015D (NR/AA)
35,000	5.000	11/15/2027	35,149
City of New Braunfels A Political Subdivision of The State of Texas Located in Comal and Guadalupe Counties Utility System Revenue and Refunding Bonds Series 2016 (Aa1/A+)
5,000	5.000	07/01/2026	5,008
Dallas County Utility and Reclamation District Unlimited Tax Refunding Bonds Series 2016 (A2/A+)
100,000	5.000	02/15/2026	101,118
Dayton Independent School District Texas Unlimited Tax School Building Bonds Series 2015 (PSF-GTD) (Aaa/AAA)
50,000	5.000	02/15/2026	50,087
Harris County Cultural Education Facilities Finance Corp. Hospital RB for Texas Children’s Hospital Series 2019A (Aa2/AA-)
40,000	5.000	10/01/2025	40,071
Harris County Flood Control District Improvement Refunding Bonds Series 2020A (Aaa/NR)
30,000	5.000	10/01/2026	30,812
Houston Independent School District Harris County Texas Limited Tax Refunding Bonds Series 2025B (PSF-GTD) (Aaa/AAA)
30,000	5.000	02/15/2027	31,139
North Texas Tollway Authority System RB Refundingfor Second Tier Bonds Series 2017B (A1/A+)
15,000	5.000	01/01/2027	15,123
San Antonio Independent School District Unlimited Tax School Building and Refunding Bonds Series 2015 (PSF-GTD) (Aaa/NR)
60,000	5.000	02/15/2026	60,087
Upton County Texas Tax Notes Series 2022 (NR/AA-)
50,000	5.000	02/15/2026	50,521
West Harris County Regional Water Authority Water System Revenue and Revenue Refunding Bonds Series 2015A (A1/AA-)
15,000	5.000	12/15/2026	15,085

			862,510

Utah - 0.2%
Utah Infrastructure Agency Layton City Telecommunications and Franchise Tax RB Series 2018 (NR/A+)
25,000	4.000	10/15/2025	25,035

Virginia - 0.1%
Virginia Commonwealth University Health System General Revenue Refunding Bonds Series 2017A (Aa3/AA-)
20,000	5.000	07/01/2026	20,397

Washington - 0.9%
Bellevue School District No. 405 Washington Unlimited Tax GO and Refunding Bonds 2016 (SCH BD GTY) (Aaa/AA+)
10,000	5.000	12/01/2026	10,333

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Washington – (continued)
Port of Seattle Intermediate Lien RB 2017D (AMT) (Aa3/AA-)
$110,000	5.000%	05/01/2027	$113,691

			124,024

West Virginia - 0.2%
West Virginia Water Development Authority Refunding RB Loan Program II 2016 Series A-Ii (A1/NR)
35,000	5.000	11/01/2025	35,131

Wisconsin - 2.2%
Ascension Health RB Ascension Senior Credit Group Series 2016A (Aa2/AA)
45,000	5.000	11/15/2026	45,797
Central Brown County Water Authority Wisconsin Water System Revenue Refunding Bonds Series 2024A (NR/NR)
30,000	5.000	11/01/2025	30,106
School District of Waukesha Waukesha County Wisconsin GO Promissory Notes Series 2019 (NR/AA)
35,000	3.000	04/01/2027	35,080
State of Wisconsin General Obligation Refunding Bonds of 2025 Series 2 (Forward Delivery) (Aa1/AA+)
30,000	5.000	05/01/2026	30,532
Wisconsin Health and Educational Facilities Authority RB Series 2015 (NR/AA)
170,000	5.000	12/15/2026	170,168

			311,683

TOTAL MUNICIPAL BONDS (Cost $13,180,541)			13,212,796

Shares	Dividend Rate		Value

Commercial Papers - 5.4%
Illinois Finance Authority
447,000	–%	09/04/25	447,017
Minnesota Agricultural
300,000	3.000	11/05/25	300,024

			747,041

TOTAL COMMERCIAL PAPERS (Cost $746,821)			747,041

Mortgage-Backed Securities - 2.5%(a)(b)(c)

Municipal - 2.5%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates Relating to Municipal Services Series 2011-M026
345,000	3.410%	09/15/38	345,000
(Cost $345,000)

TOTAL INVESTMENTS - 103.3% (Cost $14,272,362)			$14,304,837

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.3)%			(456,081)

NET ASSETS - 100.0%			$13,848,756

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2025.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	Zero coupon bond until next reset date.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	- Insured by Assured Guaranty Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
FHLMC	- Insured by Federal Home Loan Mortgage Corp.
FNMA	- Insured by Federal National Mortgage Association
GNMA	- Insured by Government National Mortgage Association
GO	- General Obligation
PSF-GTD	- Guaranteed by Permanent School Fund
Q-SBLF	- Qualified School Bond Loan Fund
RB	- Revenue Bond
SCH BD	-
GTY	School Bond Guaranty
SCSDE	- South Carolina State Department of Education
SD CRED	-
PROG	School District Credit Program
ST AID	-
WITHHLDG	State Aid Withholding
ST APPROP	- State Appropriation
ST	-
INTERCEPT	State Aid Intercept
UPMC	- University of Pittsburgh Medical Center

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Assets and Liabilities August 31, 2025

	Dynamic California Municipal Income ETF	Dynamic New York Municipal Income ETF	Municipal Income ETF	Ultra Short Municipal Income ETF

Assets:

Investments in unaffiliated issuers, at value (cost $108,697,335, $19,192,095, $94,520,243 and $14,272,362, respectively)	$109,361,188	$19,159,680	$95,094,376	$14,304,837
Investments in affiliated issuers, at value (cost $520,451, $70,975, $464,900 and $–, respectively)	520,451	70,975	464,900	—
Cash	547,441	97,656	471,142	19,477
Receivables:
Interest and Dividends	1,242,605	219,666	855,066	148,428
Collateral on certain derivative contracts	5,665	5,665	5,665	—
Variation margin on futures contracts	875	875	875	—

Total assets	111,678,225	19,554,517	96,892,024	14,472,742

Liabilities:

Payables:
Investments purchased on an extended-settlement basis	2,109,070	—	3,069,493	—
Management fees	12,511	2,246	6,150	849
Investments purchased	—	—	—	623,137

Total liabilities	2,121,581	2,246	3,075,643	623,986

Net Assets:

Paid-in capital	108,595,457	19,562,164	93,052,751	13,781,704
Total distributable earnings (loss)	961,187	(9,893)	763,630	67,052

NET ASSETS	$109,556,644	$19,552,271	$93,816,381	$13,848,756

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	2,200,000	400,000	1,875,000	275,000

Net asset value per share:	$49.80	$48.88	$50.04	$50.36

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Operations For the Year Ended August 31, 2025

	Dynamic California Municipal Income ETF	Dynamic New York Municipal Income ETF	Municipal Income ETF	Ultra Short Municipal Income ETF

Investment income:

Interest	$792,031	$297,626	$873,441	$309,952

Dividends — affiliated issuers	290	40	192	—

Total Investment Income	792,321	297,666	873,633	309,952

Expenses:

Management fees	61,430	21,098	32,938	10,765

Trustee fees	10,214	5,512	7,702	3,883

Total expenses	71,644	26,610	40,640	14,648

Less — expense reductions	(4,573)	(830)	(8)	—

Net expenses	67,071	25,780	40,632	14,648

NET INVESTMENT INCOME	725,250	271,886	833,001	295,304

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(60,819)	(48,156)	(105,098)	(4,984)

Futures contracts	4,512	4,512	4,512	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	615,690	(66,612)	542,950	24,565

Futures contracts	258	258	258	—

Net realized and unrealized gain (loss)	559,641	(109,998)	442,622	19,581

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,284,891	$161,888	$1,275,623	$314,885

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Changes in Net Assets

	Dynamic California Municipal Income ETF		Dynamic New York Municipal Income ETF
	For the Fiscal Year Ended August 31, 2025	For the Period July 23, 2024* to August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Period July 23, 2024* to August 31, 2024

From operations:

Net investment income	$725,250	$17,058	$271,886	$17,454

Net realized gain (loss)	(56,307)	9	(43,644)	(7)

Net change in unrealized gain (loss)	615,948	48,163	(66,354)	34,197

Net increase in net assets resulting from operations	1,284,891	65,230	161,888	51,644

Distributions to shareholders:

From distributable earnings	(388,934)	–	(223,425)	–

From share transactions:

Proceeds from sales of shares	103,595,457	5,000,000	14,562,164	5,000,000

Net increase in net assets resulting from share transactions	103,595,457	5,000,000	14,562,164	5,000,000

TOTAL INCREASE	104,491,414	5,065,230	14,500,627	5,051,644

Net Assets:

Beginning of period	$5,065,230	$–	$5,051,644	$–

End of period	$109,556,644	$5,065,230	$19,552,271	$5,051,644

*	Commencement of operations.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Changes in Net Assets (continued)

	Municipal Income ETF		Ultra Short Municipal Income ETF
	For the Fiscal Year Ended August 31, 2025	For the Period July 23, 2024* to August 31, 2024	For the Fiscal Year Ended August 31, 2025	For the Period July 23, 2024* to August 31, 2024

From operations:

Net investment income	$833,001	$20,209	$295,304	$17,504

Net realized loss	(100,586)	(13)	(4,984)	–

Net change in unrealized gain	543,208	31,183	24,565	7,910

Net increase in net assets resulting from operations	1,275,623	51,379	314,885	25,414

Distributions to shareholders:

From distributable earnings	(563,372)	–	(273,247)	–

From share transactions:

Proceeds from sales of shares	86,792,798	6,259,953	10,035,107	5,000,000

Cost of shares redeemed	–	–	(1,253,403)	–

Net increase in net assets resulting from share transactions	86,792,798	6,259,953	8,781,704	5,000,000

TOTAL INCREASE	87,505,049	6,311,332	8,823,342	5,025,414

Net Assets:

Beginning of period	$6,311,332	$–	$5,025,414	$–

End of period	$93,816,381	$6,311,332	$13,848,756	$5,025,414

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Dynamic California Municipal Income ETF

	For the Fiscal Year Ended August 31, 2025	For the Period July 23, 2024* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$50.65	$50.00

Net investment income(a)	1.76	0.17

Net realized and unrealized gain (loss)	(1.09)	0.48

Total from investment operations	0.67	0.65

Distributions to shareholders from net investment income	(1.52)	–

Net asset value, end of period	$49.80	$50.65

Market price, end of period	$49.85	$50.72

Total Return at Net Asset Value(b)	1.34%	1.30%

Net assets, end of period (in 000’s)	$109,557	$5,065

Ratio of net expenses to average net assets	0.33%	0.35	%(c)

Ratio of total expenses to average net assets	0.35%	0.35	%(c)

Ratio of net investment income to average net assets	3.54%	3.10	%(c)

Portfolio turnover rate(d)	134%	21%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Dynamic New York Municipal Income ETF

	For the Fiscal Year Ended August 31, 2025	For the Period July 23, 2024* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$50.52	$50.00

Net investment income(a)	1.77	0.17

Net realized and unrealized gain (loss)	(1.73)	0.35

Total from investment operations	0.04	0.52

Distributions to shareholders from net investment income	(1.68)	–

Net asset value, end of period	$48.88	$50.52

Market price, end of period	$49.02	$50.55

Total Return at Net Asset Value(b)	0.08%	1.04%

Net assets, end of period (in 000’s)	$19,552	$5,052

Ratio of net expenses to average net assets	0.34%	0.35	%(c)

Ratio of total expenses to average net assets	0.35%	0.35	%(c)

Ratio of net investment income to average net assets	3.58%	3.17	%(c)

Portfolio turnover rate(d)	104%	12%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Municipal Income ETF

	For the Fiscal Year Ended August 31, 2025	For the Period July 23, 2024* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$50.49	$50.00

Net investment income(a)	1.84	0.18

Net realized and unrealized gain (loss)	(0.69)	0.31

Total from investment operations	1.15	0.49

Distributions to shareholders from net investment income	(1.60)	–

Net asset value, end of period	$50.04	$50.49

Market price, end of period	$50.17	$50.55

Total Return at Net Asset Value(b)	2.33%	0.98%

Net assets, end of period (in 000’s)	$93,816	$6,311

Ratio of net expenses to average net assets	0.18%	0.18	%(c)

Ratio of net investment income to average net assets	3.69%	3.26	%(c)

Portfolio turnover rate(d)	154%	47%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Ultra Short Municipal Income ETF

	For the Fiscal Year Ended August 31, 2025	For the Period July 23, 2024* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$50.25	$50.00

Net investment income(a)	1.62	0.18

Net realized and unrealized gain	0.07	0.07

Total from investment operations	1.69	0.25

Distributions to shareholders from net investment income	(1.58)	–

Net asset value, end of period	$50.36	$50.25

Market price, end of period	$50.32	$50.27

Total Return at Net Asset Value(b)	3.43%	0.50%

Net assets, end of period (in 000’s)	$13,849	$5,025

Ratio of net expenses to average net assets	0.16%	0.16	%(c)

Ratio of net investment income to average net assets	3.23%	3.20	%(c)

Portfolio turnover rate(d)	145%	61%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements August 31, 2025

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act.

Fund	Diversified/ Non-Diversified

Goldman Sachs Dynamic California Municipal Income ETF	Non-Diversified

Goldman Sachs Dynamic New York Municipal Income ETF	Non-Diversified

Goldman Sachs Municipal Income ETF	Non-Diversified

Goldman Sachs Ultra Short Municipal Income ETF	Non-Diversified

The investment objective of the Dynamic California Municipal Income ETF seeks to provide a high level of current income that is exempt from federal income tax and California personal income tax; the investment objective of the Dynamic New York Municipal Income ETF seeks to provide a high level of current income that is exempt from federal income tax and New York State and City personal income taxes; the investment objective of the Municipal Income ETF seeks to provide a high level of current income that is exempt from regular federal income tax; and the investment objective of Ultra Short Municipal Income ETF seeks to provide a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser (the “Investment Adviser”) to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by the Funds are charged to the Funds, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

40

GOLDMAN SACHS MUNICIPAL INCOME ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income and capital gains distributions, if any, are declared and paid monthly and annually, respectively. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

41

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Money Market Funds — Investments in the Goldman Sachs Financial Square Treasury Instruments Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker or receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

42

GOLDMAN SACHS MUNICIPAL INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

B. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2025:

Dynamic California Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$109,361,188	$—

Investment Company	520,451	—	—

Total	$520,451	$109,361,188	$—

Derivative Type

Assets

Futures Contracts(a)	$258	$—	$—

Dynamic New York Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$19,159,680	$—

Investment Company	70,975	—	—

Total	$70,975	$19,159,680	$—

Derivative Type

Assets

Futures Contracts(a)	$258	$—	$—

Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$95,094,376	$—

Investment Company	464,900	—	—

Total	$464,900	$95,094,376	$—

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type

Assets

Futures Contracts(a)	$258	$—	$—

Ultra Short Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Commercial Paper	$—	$747,041	$—

Mortgage-Backed Securities	—	345,000	—

Municipal Bond	—	13,212,796	—

Total	$—	$14,304,837	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2025. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic California Municipal Income ETF
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Interest Rate	Variation margin on futures contracts	$258	Variation margin on futures contracts	$—

Dynamic New York Municipal Income ETF
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Interest Rate	Variation margin on futures contracts	$258	Variation margin on futures contracts	$—

Municipal Income ETF
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Interest Rate	Variation margin on futures contracts	$258	Variation margin on futures contracts	$—

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2025 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2025. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

4. INVESTMENTS IN DERIVATIVES (continued)

Dynamic California Municipal Income ETF

			Net Change in
Risk		Net Realized	Unrealized
	Statement of Operations	Gain (Loss)	Gain (Loss)

Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$4,512	$258

Dynamic New York Municipal Income ETF

			Net Change in
Risk		Net Realized	Unrealized
	Statement of Operations	Gain (Loss)	Gain (Loss)

Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,512	258

Municipal Income ETF

			Net Change in
Risk		Net Realized	Unrealized
	Statement of Operations	Gain (Loss)	Gain (Loss)

Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,512	258

For the fiscal year ended August 31, 2025, the relevant values for each derivative type was as follows:

Fund	Average Number of Contracts(a)

Dynamic California Municipal Income ETF	1

Dynamic New York Municipal Income ETF	1

Municipal Income ETF	1

(a)

Amounts disclosed represent average number of contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2025.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2025, contractual and effective net unitary management fees with GSAM were at the following rates:

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Dynamic California Municipal Income ETF	0.35%	0.33%

Dynamic New York Municipal Income ETF	0.35%	0.34%

Municipal Income ETF	0.18%	0.18%

Ultra Short Municipal Income ETF	0.16%	0.16%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

Effective August 1, 2025, GSAM has agreed to waive a portion of its management fee for the Goldman Sachs Dynamic California Municipal Income ETF and Goldman Sachs Dynamic New York Municipal Income ETF in order to achieve an effective net management fee rate of 0.30% as an annual percentage rate of average daily net assets of the Fund through at least December 29, 2026, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2025, GSAM waived $4,564 and $829 of the management fees for the Goldman Sachs Dynamic California Municipal Income ETF and Goldman Sachs Dynamic New York Municipal Income ETF, respectively.

The Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, and the Goldman Sachs Municipal Income ETF Funds invest in the Institutional Shares of the Goldman Sachs Financial Square Treasury Instruments Fund, which is an affiliated Underlying Money Market Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Money Market Fund in which the Fund invests. For the fiscal year ended August 31, 2025, the management fee waived by GSAM was $9, $1, and $8, respectively.

B. Other Transactions with Affiliates — For the fiscal year ended August 31, 2025, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Treasury Instruments Fund as of and for the fiscal year ended August 31, 2025:

Dynamic California Municipal Income ETF

					Change in
	Beginning value				Unrealized		Shares as of
Underlying	as of August 31,		Proceeds from	Realized Gain	Appreciation	Ending value as of	August 31,	Dividend	Capital Gain
Fund	2024	Purchases at Cost	Sales	(Loss)	(Depreciation)	August 31, 2025	2025	Income	Distribution

Goldman Sachs Financial Square Treasury Instruments Fund
	$–	$549,614	$(29,163)	$–	$–	$520,451	520,451	$290	$–

Dynamic New York Municipal Income ETF

					Change in
	Beginning value				Unrealized		Shares as of
Underlying	as of August 31,		Proceeds from	Realized Gain	Appreciation	Ending value as of	August 31,	Dividend	Capital Gain
Fund	2024	Purchases at Cost	Sales	(Loss)	(Depreciation)	August 31, 2025	2025	Income	Distribution

Goldman Sachs Financial Square Treasury Instruments Fund
	$–	$76,731	$(5,756)	$–	$–	$70,975	70,975	$40	–

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Municipal Income ETF

					Change in
	Beginning value				Unrealized		Shares as of
Underlying	as of August 31,		Proceeds from	Realized Gain	Appreciation	Ending value as of	August 31,	Dividend	Capital Gain
Fund	2024	Purchases at Cost	Sales	(Loss)	(Depreciation)	August 31, 2025	2025	Income	Distribution

Goldman Sachs Financial Square Treasury Instruments Fund
	$–	$838,456	$(373,556)	$–	$–	$464,900	464,900	$192	$–

A fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended August 31, 2025, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain/(Loss)
Goldman Sachs Dynamic California Municipal Income ETF	$32,995,572	$105,672	$(4,111)
Goldman Sachs Dynamic New York Municipal Income ETF	5,141,892	—	—
Goldman Sachs Municipal Income ETF	3,205,027	718,793	(32,037)

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Dynamic California Municipal Income ETF

	For the Fiscal Year Ended August 31, 2025		For the Period July 23, 2024 to August 31, 2024(a)

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	2,100,000	$103,595,457	100,000	$5,000,000

Shares redeemed	—	—	—	—

NET INCREASE IN SHARES	2,100,000	$103,595,457	100,000	$5,000,000

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Dynamic New York Municipal Income ETF

	For the Fiscal Year Ended August 31, 2025		For the Period July 23, 2024 to August 31, 2024(a)

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	300,000	$14,562,164	100,000	$5,000,000

Shares redeemed	—	—	—	—

NET INCREASE IN SHARES	300,000	$14,562,164	100,000	$5,000,000

	Municipal Income ETF

	For the Fiscal Year Ended August 31, 2025		For the Period July 23, 2024 to August 31, 2024(a)

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,750,000	$86,792,798	125,000	$6,259,953

Shares redeemed	—	—	—	—

NET INCREASE IN SHARES	1,750,000	$86,792,798	125,000	$6,259,953

	Ultra Short Municipal Income ETF

	For the Fiscal Year Ended August 31, 2025		For the Period July 23, 2024 to August 31, 2024(a)

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	200,000	$10,035,107	100,000	$5,000,000

Shares redeemed	(25,000)	(1,253,403)	—	—

NET INCREASE IN SHARES	175,000	$8,781,704	100,000	$5,000,000

(a)	Commenced operations on July 23, 2024.

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2025, were as follows:

Fund	Purchases	Sales

Dynamic California Municipal Income ETF	$131,171,686	$32,648,112

Dynamic New York Municipal Income ETF	22,245,617	7,968,948

Municipal Income ETF	126,386,862	40,429,032

Ultra Short Municipal Income ETF	17,123,667	9,342,021

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2025, were as follows:

Fund	Purchases	Sales

Dynamic California Municipal Income ETF	$3,683,792	$—

Municipal Income ETF	2,468,914	—

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	Dynamic California	Dynamic New York		Ultra Short
	Municipal Income	Municipal Income	Municipal Income	Municipal Income
	ETF	ETF	ETF	ETF

Distributions paid from:

Ordinary Income	$975	$298	$871	$5,443

Tax-Exempt income	387,959	223,127	562,501	267,804

Total taxable distributions	$388,934	$223,425	$563,372	$273,247

As of August 31, 2025, the components of accumulated earnings on a tax-basis were as follows:

	Dynamic
	California	Dynamic New		Ultra Short
	Municipal Income	York Municipal	Municipal Income	Municipal Income
	ETF	Income ETF	ETF	ETF

Undistributed Tax Exempt income — net	$340,693	$62,172	$280,335	$37,838

Capital loss carryforwards:

Perpetual Short-Term	(1,512)	(2,389)	(1,884)	(1,683)

Timing differences — (Late Year Ordinary Loss Deferral and Post- October Capital Loss Deferral)	(48,129)	(40,864)	(95,796)	(2,396)

Unrealized gains (losses) — net	670,135	(28,812)	580,975	33,293

Total accumulated earnings (losses) — net	$961,187	$(9,893)	$763,630	$67,052

As of August 31, 2025, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic California	Dynamic New York		Ultra Short Municipal
	Municipal Income ETF	Municipal Income ETF	Municipal Income ETF	Income ETF

Tax Cost	$109,211,762	$19,259,725	$94,978,559	$14,271,544

Gross unrealized gain	948,919	136,628	819,440	34,147

Gross unrealized loss	(278,784)	(165,440)	(238,465)	(854)

Net unrealized gain (loss)	$670,135	$(28,812)	$580,975	$33,293

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, and differences in the tax treatment of market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Call/Prepayment Risk — An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Geographic and Sector Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Funds’ Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Funds, including on the Funds’ liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on (“NYSE Arca, Inc.”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, then liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risk — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

9. OTHER RISKS (continued)

spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.

Seed Investor Risk — GSAM and/or its affiliates may make payments to one or more investors that contribute seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not a Fund). Seed investors may contribute cash and/or securities in kind and such seed investment may constitute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from GSAM and/or its affiliates have ceased. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on a Fund, including on the Fund’s liquidity and the market price of a Fund’s Shares. The form of a seed investor’s contribution and any redemption activity by a seed investor can affect, including adversely, the tax efficiency of a Fund.

State/Territory Specific Risk — The Funds’ investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Funds’ income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from municipal securities can significantly affect the demand for and supply, liquidity and marketability of municipal securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2025

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, Goldman Sachs Municipal Income ETF and Goldman Sachs Ultra Short Municipal Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, Goldman Sachs Municipal Income ETF and Goldman Sachs Ultra Short Municipal Income ETF (four of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations for the year ended August 31, 2025 and the statements of changes in net assets and the financial highlights for the year ended August 31, 2025 and for the period July 23, 2024 (commencement of operations) through August 31, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2025, the results of each of their operations for the year ended August 31, 2025, and the changes in their net assets and each of the financial highlights for the year ended August 31, 2025 and for the period July 23, 2024 (commencement of operations) through August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 27, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, Goldman Sachs Municipal Income ETF and Goldman Sachs Ultra Short Municipal Income ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2026 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17-18, 2025 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held six meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a) the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b) information on general investment outlooks in the markets in which the Fund invests;

(c) the terms of the Management Agreement entered into by the Trust on behalf of the Fund;

(d) fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e) with respect to the expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f) information relating to the profitability of the Management Agreement to the Investment Adviser;

(g) whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;

(h) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;

(i) a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

(j) portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

(k) the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(l) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees

54

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that each Fund is an actively-managed ETF and that (i) each of the Dynamic California Municipal Income ETF and Dynamic New York Municipal Income ETF seeks a high level of current income that is exempt from regular federal income tax and California and New York State and City, respectively, personal income taxes; (ii) the Municipal Income ETF seeks a high level of current income that is exempt from regular federal income tax; and (iii) the Ultra Short Municipal Income ETF seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees noted that each Fund had launched on July 23, 2024, and did not yet have a meaningful performance history.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single management fee to the Investment Adviser, and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to each Fund, which included both advisory and non-advisory services directed to the needs and operations of the Fund as an ETF.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of each Fund. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of each Fund’s fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by each Fund. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

55

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2024; and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with each Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (e) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2026.

56

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Goldman Sachs Trust – Municipal Income ETFs - Tax Information (Unaudited)

During the year ended August 31, 2025, 99.88%, 99.90%, 99.92%, and 98.15% of the distributions from net investment income paid by Dynamic California Municipal Income ETF, Dynamic New York Municipal Income ETF, Municipal Income ETF and Ultra Short Municipal Income ETF, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

59

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Dwight L. Bush Principal Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 2025 Goldman Sachs. All rights reserved. MUNIINCETFAR-25

Goldman Sachs Funds Annual Financial Statements Goldman Sachs Funds August 31, 2025 Goldman Sachs Buffer ETFs Goldman Sachs U.S. Large Cap Buffer 1 ETF (GBXA) Goldman Sachs U.S. Large Cap Buffer 2 ETF (GBXB) Goldman Sachs U.S. Large Cap Buffer 3 ETF (GBXC) Goldman Sachs Asset Management

Goldman Sachs Buffer ETFs

GOLDMAN SACHS U.S. LARGE CAP BUFFER 1 ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Exchange Traded Funds – 101.2%

83,700	SPDR Portfolio S&P 500 ETF
(Cost $5,856,267)		$6,352,830

TOTAL INVESTMENTS – 101.2% (Cost $5,856,267)		$6,352,830

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(76,583)

NET ASSETS – 100.0%		$6,276,247

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

ADDITIONAL INVESTMENT INFORMATION

PURCHASED & WRITTEN OPTIONS CONTRACTS — At August 31, 2025, the Fund had the following purchased and written option contracts:

FLEX OPTIONS ON EQUITIES CONTRACTS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased Option Contracts:
Puts
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	$69.06	10/02/2025	837	$5,780	$11,792	$89,243	$(77,451)
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	53.79	10/02/2025	837	4,502	984	13,050	(12,065)
Total purchased option contracts				1,674	$10,282	$12,776	$102,293	$(89,516)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written Option Contracts:
Calls
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	$76.54	10/02/2025	(837)	$(6,406)	$(74,687)	$(57,820)	$(16,867)
Puts
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	$61.79	10/02/2025	(837)	$(5,172)	$(3,458)	$(33,013)	$29,554
Total written option contracts				(1,674)	$(11,578)	$(78,145)	$(90,833)	$12,687

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS U.S. LARGE CAP BUFFER 2 ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Exchange Traded Funds – 100.0%
74,100	SPDR Portfolio S&P 500 ETF
(Cost $5,274,924)		$5,624,190

Shares	Dividend Rate	Value

Investment Company – 0.5%(a)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
28,760	4.114%	28,760
(Cost $28,760)

TOTAL INVESTMENTS – 100.5% (Cost $5,303,684)		$5,652,950

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(25,940)

NET ASSETS – 100.0%		$5,627,010

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

PURCHASED & WRITTEN OPTIONS CONTRACTS — At August 31, 2025, the Fund had the following purchased and written option contracts:

FLEX OPTIONS ON EQUITIES CONTRACTS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased Option Contracts:
Puts
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	$70.62	11/04/2025	741	$5,233	$36,723	$79,287	$(42,564)
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	55.01	11/04/2025	741	4,083	5,164	11,856	(6,692)
Total purchased option contracts				1,482	$9,316	$41,887	$91,143	$(49,256)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written Option Contracts:
Calls
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	$78.18	11/04/2025	(741)	$(5,793)	$(56,649)	$(51,129)	$(5,520)
Puts
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	$63.19	11/04/2025	(741)	$(4,682)	$(10,852)	$(28,899)	$18,047
Total written option contracts				(1,482)	$(10,475)	$(67,501)	$(80,028)	$12,527

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. LARGE CAP BUFFER 3 ETF

Schedule of Investments August 31, 2025

Shares	Description	Value

Exchange Traded Funds – 99.5%

115,900	SPDR Portfolio S&P 500 ETF
(Cost $8,197,636)		$8,796,810

Shares	Dividend Rate	Value

Investment Company – 0.4%(a)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
39,104	4.114%	39,104
(Cost $39,104)

TOTAL INVESTMENTS – 99.9% (Cost $8,236,740)		$8,835,914

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		9,533

NET ASSETS – 100.0%		$8,845,447

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

PURCHASED & WRITTEN OPTIONS CONTRACTS — At August 31, 2025, the Fund had the following purchased and written option contracts:

FLEX OPTIONS ON EQUITIES CONTRACTS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased Option Contracts:
Puts
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	$72.10	12/02/2025	1,159	$8,356,390	$115,762	$110,395	$5,367
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	56.17	12/02/2025	1,159	6,510,103	16,323	9,562	6,761
Total purchased option contracts				2,318	$14,866,493	$132,085	$119,957	$12,128

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written Option Contracts:
Calls
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	$79.81	12/02/2025	(1,159)	$(9,249,979)	$(63,337)	$(66,932)	$3,596
Puts
SPDR Portfolio S&P 500 ETF	Morgan Stanley Co., Inc.	$64.52	12/02/2025	(1,159)	$(7,477,868)	$(42,291)	$(28,686)	$(13,606)
Total written option contracts				(2,318)	$(16,727,847)	$(105,628)	$(95,618)	$(10,010)

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS BUFFER ETFS

Statements of Assets and Liabilities August 31, 2025

	U.S. Large Cap Buffer 1 ETF	U.S. Large Cap Buffer 2 ETF	U.S. Large Cap Buffer 3 ETF

Assets:
Investments in unaffiliated issuers, at value (cost $5,856,267, $5,274,924 and $8,197,636, respectively)	$6,352,830	$5,624,190	$8,796,810
Investments in affiliated issuers, at value (cost $–, $28,760 and $39,104, respectively)	—	28,760	39,104
Purchased Options, at value (premiums paid $102,293, $91,143 and $119,957, respectively)	12,776	41,887	132,085
Receivables:
Dividends	—	103	96
Due from broker	—	602	—
Investments sold	—	—	954,419

Total assets	6,365,606	5,695,542	9,922,514

Liabilities:
Written options, at value (premiums received $90,833, $80,028 and $95,618, respectively)	78,145	67,501	105,628
Payables:
Due to custodian	9,881	—	—
Management fees	1,151	1,031	1,573
Due to broker	182	—	204
Investments purchased	—	—	449,533
Fund shares redeemed	—	—	520,129

Total liabilities	89,359	68,532	1,077,067

Net Assets:

Paid-in capital	5,837,097	5,294,445	8,192,952
Total distributable earnings	439,150	332,565	652,495

NET ASSETS	$6,276,247	$5,627,010	$8,845,447

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	240,000	220,000	340,000

Net asset value per share:	$26.15	$25.58	$26.02

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BUFFER ETFS

Statements of Operations For the Period Ended August 31, 2025

	U.S. Large Cap Buffer 1 ETF*	U.S. Large Cap Buffer 2 ETF**	U.S. Large Cap Buffer 3 ETF***

Investment income:

Dividends — unaffiliated issuers	$37,123	$35,091	$54,583

Dividends — affiliated issuers	8	439	386

Total Investment Income	37,131	35,530	54,969

Expenses:

Management fees	13,060	13,006	16,323

Trustee fees	5,390	3,154	4,603

Total expenses	18,450	16,160	20,926

Less — expense reductions	(735)	(658)	(839)

Net expenses	17,715	15,502	20,087

NET INVESTMENT INCOME	19,416	20,028	34,882

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	—	—	(2,502)

In-kind redemptions	81,861	141,362	295,490

Written Options	—	—	7,945

Purchased Options	—	—	(882)

Written Options In-kind redemptions	(51,391)	(216,490)	(38,734)

Purchased Options In-kind redemptions	(190,289)	(87,825)	(425,941)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	496,563	349,266	599,174

Purchased Options	(89,516)	(49,256)	12,128

Written options	12,687	12,527	(10,010)

Net realized and unrealized gain	259,915	149,584	436,668

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$279,331	$169,612	$471,550

* For the period December 30, 2024 (commencement of operations) through August 31, 2025.

** For the period January 30, 2025 (commencement of operations) through August 31, 2025.

*** For the period February 27, 2025 (commencement of operations) through August 31, 2025.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS BUFFER ETFS

Statements of Changes in Net Assets

	U.S. Large Cap Buffer 1 ETF	U.S. Large Cap Buffer 2 ETF	U.S. Large Cap Buffer 3 ETF
	For the Period December 30, 2024* to August 31, 2025	For the Period January 30, 2025* to August 31, 2025	For the Period February 27, 2025* to August 31, 2025

From operations:

Net investment income	$19,416	$20,028	$34,882

Net realized loss	(159,819)	(162,953)	(164,624)

Net change in unrealized gain	419,734	312,537	601,292

Net increase in net assets resulting from operations	279,331	169,612	471,550

From share transactions:

Proceeds from sales of shares	7,975,621	7,401,110	12,334,484

Cost of shares redeemed	(1,978,705)	(1,943,712)	(3,960,587)

Net increase in net assets resulting from share transactions	5,996,916	5,457,398	8,373,897

TOTAL INCREASE	6,276,247	5,627,010	8,845,447

Net Assets:

Beginning of period	$—	$—	$—

End of period	$6,276,247	$5,627,010	$8,845,447

*	Commencement of operations.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. LARGE CAP BUFFER 1 ETF

Financial Highlights Selected Data for a Share Outstanding Throughout The Period

U.S. Large Cap Buffer 1 ETF

For the Period December 30, 2024*
to
August 31, 2025

Per Share Operating Performance:

Net asset value, beginning of period	$ 25.00

Net investment income(a)	0.09

Net realized and unrealized gain	1.06

Total from investment operations	1.15

Net asset value, end of period	$ 26.15

Market price, end of period	$ 26.18

Total Return at Net Asset Value(b)	4.60%

Net assets, end of period (in 000’s)	$ 6,276

Ratio of net expenses to average net assets	0.48%(c)

Ratio of total expenses to average net assets	0.50%(c)

Ratio of net investment income to average net assets	0.53%(c)

Portfolio turnover rate(d)(e)	–%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were either no long-term purchases or no long-term sales for the period ended August 31, 2025.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS U.S. LARGE CAP BUFFER 2 ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout The Period

U.S. Large Cap Buffer 2 ETF

For the Period January 30, 2025*
to
August 31, 2025

Per Share Operating Performance:

Net asset value, beginning of period	$ 25.00

Net investment income(a)	0.09

Net realized and unrealized gain	0.49

Total from investment operations	0.58

Net asset value, end of period	$ 25.58

Market price, end of period	$ 25.59

Total Return at Net Asset Value(b)	2.32%

Net assets, end of period (in 000’s)	$ 5,627

Ratio of net expenses to average net assets	0.48%(c)

Ratio of total expenses to average net assets	0.50%(c)

Ratio of net investment income to average net assets	0.62%(c)

Portfolio turnover rate(d)(e)	–%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were either no long-term purchases or no long-term sales for the period ended August 31, 2025.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. LARGE CAP BUFFER 3 ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout The Period

U.S. Large Cap Buffer 3 ETF

For the Period February 27, 2025*
to
August 31, 2025

Per Share Operating Performance:

Net asset value, beginning of period	$ 25.00

Net investment income(a)	0.11

Net realized and unrealized gain	0.91

Total from investment operations	1.02

Net asset value, end of period	$ 26.02

Market price, end of period	$ 26.01

Total Return at Net Asset Value(b)	4.04%

Net assets, end of period (in 000’s)	$ 8,845

Ratio of net expenses to average net assets	0.48%(c)

Ratio of total expenses to average net assets	0.50%(c)

Ratio of net investment income to average net assets	0.85%(c)

Portfolio turnover rate(d)	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS BUFFER ETFS

Notes to Financial Statements August 31, 2025

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs U.S. Large Cap Buffer 1 ETF(a)	Non-Diversified

Goldman Sachs U.S. Large Cap Buffer 2 ETF(b)	Non-Diversified

Goldman Sachs U.S. Large Cap Buffer 3 ETF(c)	Non-Diversified

(a)	Commenced operations on December 30, 2024.
(b)	Commenced operations on January 30, 2025.
(c)	Commenced operations on February 27, 2025.

The investment objective of each Fund is to seek long-term capital appreciation. Each Fund seeks to achieve a total return, for a specified three month period (each, an “Outcome Period”), that corresponds generally, before fees and expenses, to the share price return of the SPDR® Portfolio S&P 500® ETF (SPLG) (the “Underlying ETF”) or other ETFs that track the S&P 500® Index (the “Underlying ETF’s Index”) up to a “cap” while providing a downside “buffer” and “deep downside protection” against losses over the Outcome Period.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day

13

GOLDMAN SACHS BUFFER ETFS

Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s financial statements at SEC.gov.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

14

GOLDMAN SACHS BUFFER ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2025:

U.S. Large Cap Buffer 1 ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$6,352,830	$—	$—

Derivative Type

Assets

Purchased Options Contracts	$—	$12,776	$—

Liabilities

Written Options Contracts	$—	$(78,145)	$—

U.S. Large Cap Buffer 2 ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$5,624,190	$—	$—

Investment Company	28,760	—	—

Total	$5,652,950	$—	$—

Derivative Type

Assets

Purchased Options Contracts	$—	$41,887	$—

Liabilities

Written Options Contracts	$—	$(67,501)	$—

U.S. Large Cap Buffer 3 ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$8,796,810	$—	$—

Investment Company	39,104	—	—

Total	$8,835,914	$—	$—

15

GOLDMAN SACHS BUFFER ETFS

Notes to Financial Statements (continued) August 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type

Assets

Purchased Options Contracts	$—	$132,085	$—

Liabilities

Written Options Contracts	$—	$(105,628)	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2025. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

U.S. Large Cap Buffer 1 ETF

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Purchased options at value	$12,776	Written options at value	$(78,145)

U.S. Large Cap Buffer 2 ETF

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Purchased options at value	$41,887	Written options at value	$(67,501)

U.S. Large Cap Buffer 3 ETF

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Purchased options at value	$132,085	Written options at value	$(105,628)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the period ended August 31, 2025. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

16

GOLDMAN SACHS BUFFER ETFS

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Large Cap Buffer 1 ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from purchased options and written options/Net change in unrealized gain (loss) on purchased options and written options	$(241,680)	$(76,829)

U.S. Large Cap Buffer 2 ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from purchased options and written options/Net change in unrealized gain (loss) on purchased options and written options	(304,315)	(36,729)

U.S. Large Cap Buffer 3 ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from purchased options and written options/Net change in unrealized gain (loss) on purchased options and written options	(457,612)	2,118

For the period ended August 31, 2025, the relevant values for each derivative type was as follows:

	Average number of Contracts(a)
Fund	Purchased Options	Written Options

U.S. Large Cap Buffer 1 ETF	1,623	1,623

U.S. Large Cap Buffer 2 ETF	1,590	1,598

U.S. Large Cap Buffer 3 ETF	2,239	2,239

(a)

Amounts disclosed represent average number of contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended August 31, 2025.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

17

GOLDMAN SACHS BUFFER ETFS

Notes to Financial Statements (continued) August 31, 2025

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the period ended August 31, 2025, contractual and effective net unitary management fees with GSAM for each Fund were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Goldman Sachs U.S. Large Cap Buffer 1 ETF	0.50%	0.48%

Goldman Sachs U.S. Large Cap Buffer 2 ETF	0.50%	0.48%

Goldman Sachs U.S. Large Cap Buffer 3 ETF	0.50%	0.48%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in an amount equal to acquired fund fees and expenses. These arrangements will remain in effect through at least December 17, 2025, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the period ended August 31, 2025, GSAM waived $735, $658 and $839 of the Funds’ management fees for U.S. Large Cap Buffer 1 ETF, U.S. Large Cap Buffer 2 ETF and U.S. Large Cap Buffer 3 ETF, respectively.

B.  Other Transactions with Affiliates — For the period ended August 31, 2025, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Treasury Obligations Fund as of and for the period ended August 31, 2025:

U.S. Large Cap Buffer 1 ETF

Underlying Fund	Beginning value as of December 30, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$–	$8,292	$(8,292)	$–	–	$8

U.S. Large Cap Buffer 2 ETF

Underlying Fund	Beginning value as of January 30, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	170,875	(142,115)	28,760	28,760	439

U.S. Large Cap Buffer 3 ETF

Underlying Fund	Beginning value as of February 27, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2025	Shares as of August 31, 2025	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	138,737	(99,634)	39,104	39,104	386

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust

18

GOLDMAN SACHS BUFFER ETFS

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs U.S. Large Cap Buffer 1 ETF
	For the Period December 30, 2024(a) to August 31, 2025
	Shares	Dollars
Fund Share Activity

Shares sold	320,000	$7,975,621

Shares redeemed	(80,000)	(1,978,705)

NET INCREASE IN SHARES	240,000	$5,996,916

(a) Commenced operations on December 30, 2024.
	Goldman Sachs U.S. Large Cap Buffer 2 ETF
	For the Period January 30, 2025(b) to August 31, 2025
	Shares	Dollars
Fund Share Activity

Shares sold	300,000	$7,401,110

Shares redeemed	(80,000)	(1,943,712)

NET INCREASE IN SHARES	220,000	$5,457,398

(b) Commenced operations on January 30, 2025.
	Goldman Sachs U.S. Large Cap Buffer 3 ETF
	For the Period February 27, 2025(c) to August 31, 2025
	Shares	Dollars
Fund Share Activity

Shares sold	500,000	$12,334,484

Shares redeemed	(160,000)	(3,960,587)

NET INCREASE IN SHARES	340,000	$8,373,897

(c) Commenced operations on February 27, 2025.

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GOLDMAN SACHS BUFFER ETFS

Notes to Financial Statements (continued) August 31, 2025

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2025, were as follows:

Fund	Purchases	Sales

U.S. Large Cap Buffer 1 ETF(a)	$4,978,604	$—

U.S. Large Cap Buffer 2 ETF(b)	4,962,348	—

U.S. Large Cap Buffer 3 ETF(c)	5,090,486	83,475

(a)	Commenced operations on December 30, 2024.
(b)	Commenced operations on January 30, 2025.
(c)	Commenced operations on February 27, 2025.

The purchases and sales from in-kind creation and redemption transactions for the period ended August 31, 2025, were as follows:

Fund	Purchases	Sales

U.S. Large Cap Buffer 1 ETF(a)	$2,968,134	$2,172,332

U.S. Large Cap Buffer 2 ETF(b)	2,344,774	2,173,561

U.S. Large Cap Buffer 3 ETF(c)	7,189,350	4,291,713

(a)	Commenced operations on December 30, 2024.
(b)	Commenced operations on January 30, 2025.
(c)	Commenced operations on February 27, 2025.

8. TAX INFORMATION

As of August 31, 2025, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Large Cap Buffer 1 ETF	U.S. Large Cap Buffer 2 ETF	U.S. Large Cap Buffer 3 ETF

Undistributed ordinary income — net	$19,416	$20,028	$55,959

Timing differences — (Straddle Loss Deferrals)	—	—	(4,756)

Unrealized gains (losses) — net	419,734	312,537	601,292

Total accumulated earnings (losses) — net	$439,150	$332,565	$652,495

As of August 31, 2025, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

20

GOLDMAN SACHS BUFFER ETFS

8. TAX INFORMATION (continued)

	U.S. Large Cap Buffer 1 ETF	U.S. Large Cap Buffer 2 ETF	U.S. Large Cap Buffer 3 ETF

Tax Cost	$5,958,560	$5,394,827	$8,356,697

Gross unrealized gain	538,805	367,313	608,739

Gross unrealized loss	(119,071)	(54,776)	(7,447)

Net unrealized gain (loss)	$419,734	$312,537	$601,292

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemption in-kind transactions.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs U.S. Large Cap Buffer 1 ETF	$ (159,819)	$159,819

Goldman Sachs U.S. Large Cap Buffer 2 ETF	(162,953)	162,953

Goldman Sachs U.S. Large Cap Buffer 3 ETF	(180,945)	180,945

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Buffered Loss Risk — There can be no guarantee that the Fund will be successful in its strategy to provide buffered protection against losses if the value of the Underlying ETF decreases over an Outcome Period in excess of the Initial Loss. In the event an investor purchases shares after the commencement of the Outcome Period or sells shares prior to the end of the Outcome Period, the investor may not experience the full effect of the Buffer that the Fund seeks to provide. The Fund does not provide principal protection and an investor may experience significant losses on their investment, including the loss of their entire investment. The Buffer is not guaranteed and may not be achieved. Please refer to the Fund’s website, which provides the latest information on a daily basis throughout the Outcome Period.

Capped Upside Return Risk — The Fund’s strategy seeks to provide returns only up to the Cap over an Outcome Period before Fund fees and expenses. In the event that the value of the Underlying ETF increases in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap for that Outcome Period. In the event an investor purchases shares after the commencement of an Outcome Period and the Fund has risen in value to a level near the Cap, there will likely be little or no ability for that investor to experience investment gains for the remainder of that Outcome Period. A new Cap is established on or before the first day of each Outcome Period and is dependent on prevailing market conditions. Accordingly, the Cap may increase or decrease from one Outcome Period to the next. The Cap is based on the market costs associated with a series of Options (or other derivatives) that are purchased and sold in order to seek to obtain the relevant market exposure, the Buffer and Deep Downside Protection. The market conditions and other factors that influence the Cap can include, but are not limited to, interest rate levels, the volatility of the Underlying ETF, and relationship of put and calls on the underlying Options. Depending on those factors, it is possible that the Cap will limit the Fund’s return during an Outcome Period to a level substantially less than an investor might expect from another comparable equity product that does not employ a Cap, the Buffer and Deep Downside Protection. The Cap may

21

GOLDMAN SACHS BUFFER ETFS

Notes to Financial Statements (continued) August 31, 2025

9. OTHER RISKS (continued)

decrease from one Outcome Period to the next. Please refer to the Fund’s website, which provides the latest information on a daily basis throughout the Outcome Period.

Deep Downside Protection Risk — There can be no guarantee that the Fund will be successful in its strategy to provide Deep Downside Protection against losses if the value of the Underlying ETF decreases over an Outcome Period. In the event an investor purchases shares after the commencement of the Outcome Period or sells shares prior to the end of the Outcome Period, the investor may not experience the full effect of the Deep Downside Protection that the Fund seeks to provide. The Fund does not provide principal protection and an investor may experience significant losses on their investment, including the loss of their entire investment despite the Deep Downside Protection. The Deep Downside Protection is not guaranteed and may not be achieved. Please refer to the Fund’s website, which provides the latest information on a daily basis throughout the Outcome Period.

Derivatives Risk — The Fund’s use of options (including FLEX Options, as defined below), futures, credit default swaps, total return swaps and other derivative instruments may result in losses, including due to adverse market movements. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund and may expire worthless. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

FLEX Options Risk — The Fund utilizes FLexible EXchange® Options (“FLEX Options”) guaranteed for settlement by the Options Clearing Corporation (the “OCC”), and bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts, which is a form of counterparty risk. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In a less liquid market, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices (and may have to pay a premium or accept a discounted price). The Fund may experience substantial downside from certain FLEX Option positions, and FLEX Option positions may expire worthless. The value of the FLEX Options will be affected by, among other things, changes in the value of the Underlying Index, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time until the FLEX Options expire. The value of FLEX Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction).

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, then liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within

22

GOLDMAN SACHS BUFFER ETFS

9. OTHER RISKS (continued)

the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Non-Diversification Risk — The U.S. Large Cap Buffer 1 ETF, U.S. Large Cap Buffer 2 ETF and U.S. Large Cap Buffer 3 ETF are non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Outcome Period Risk — The Fund’s investment strategy is designed to deliver returns that match the Underlying ETF, subject to the Buffer, Deep Downside Protection and Cap, only if shares are bought by the first day of the Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during the Outcome Period, the returns realized by the investor will not match those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Moreover, the Fund’s returns will be reduced by Fund fees and expenses as well as any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund throughout an Outcome Period. Accordingly, the maximum performance of the Fund over an Outcome Period is expected to be lower than the Cap by these fees and expenses and the performance of the Fund over an Outcome period will be reduced by these fees and expenses in addition to losses beyond the Buffer up to the Deep Downside Protection.

Option Writing Risk — Writing (selling) options may limit the opportunity to profit from an increase or decrease in the market value of a reference security in exchange for up-front cash (the premium) at the time of selling the option. In a sharp rising or falling market, the Fund could significantly underperform the market or other portfolios without an option writing strategy. The Fund could also experience a sudden, significant permanent loss due to dramatic movements in the market value of reference security, which may far exceed the premiums received for writing the option. Such significant losses could cause significant deteriorations in the Fund’s NAV. Furthermore, the premium received from the Fund’s option writing strategies may not fully protect it against market movements because the Fund will continue to bear the risk of movements in the value of its portfolio investments.

Tracking Error Risk — Tracking error is the divergence of the Underlying ETF’s performance from that of the Underlying ETF’s Index. The performance of the Underlying ETF may diverge from that of the benchmark for a number of reasons. Tracking error may occur because of transaction costs, the Underlying ETF’s holding of cash, differences in accrual of dividends, changes to the

23

GOLDMAN SACHS BUFFER ETFS

Notes to Financial Statements (continued) August 31, 2025

9. OTHER RISKS (continued)

Underlying ETF’s Index or the need to meet new or existing regulatory requirements. Unlike the Underlying ETF, the returns of the benchmark are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Underlying ETF will be negatively affected by general declines in the securities and asset classes represented in the Underlying ETF’s Index.

Underlying ETF Risk — The value of an investment in the Fund will be related, to a degree, to the investment performance of the Underlying ETF. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying ETF and its investments. Exposure to the Underlying ETF will also expose the Fund to a pro rata portion of the Underlying ETF’s fees and expenses. The performance of the Fund (without regard to the Buffer, Deep Downside Protection or Cap) may diverge from that of the Underlying ETF for a number of reasons, including Fund fees and expenses.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs U.S. Large Cap Buffer 1 ETF, Goldman Sachs U.S. Large Cap Buffer 2 ETF and Goldman Sachs U.S. Large Cap Buffer 3 ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2025, and the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights

Goldman Sachs U.S. Large Cap Buffer 1 ETF	For the period December 30, 2024 (commencement of operations) through August 31, 2025

Goldman Sachs U.S. Large Cap Buffer 2 ETF	For the period January 30, 2025 (commencement of operations) through August 31, 2025

Goldman Sachs U.S. Large Cap Buffer 3 ETF	For the period February 27, 2025 (commencement of operations) through August 31, 2025

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 27, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

25

GOLDMAN SACHS BUFFER ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs U.S. Large Cap Buffer 1 ETF, Goldman Sachs U.S. Large Cap Buffer 2 ETF and Goldman Sachs U.S. Large Cap Buffer 3 ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2026 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17-18, 2025 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	(i) the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	(iii) trends in employee headcount;
(iv)	(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	(v) the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b)	information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)	with respect to the expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to implement a fee waiver;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the

26

GOLDMAN SACHS BUFFER ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are actively-managed ETFs that seek to achieve long-term capital appreciation. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees noted that each of the U.S. Large Cap Buffer 1 ETF, U.S. Large Cap Buffer 2 ETF and U.S. Large Cap Buffer 3 ETF commenced investment operations on December 30, 2024, January 30, 2025, and February 27, 2025, respectively, and did not yet have a meaningful performance history.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single management fee to the Investment Adviser, and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to each Fund, which included both advisory and non-advisory services directed to the needs and operations of the Fund as an ETF.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of each Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Funds. The Trustees concluded that the Investment Adviser’s management of the Funds likely would benefit the Funds and their shareholders.

27

GOLDMAN SACHS BUFFER ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers for the Funds.

Profitability

The Trustees reviewed the U.S. Large Cap Buffer 1 ETF’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability for the U.S. Large Cap Buffer 1 ETF was provided for 2024, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the U.S. Large Cap Buffer 2 ETF and U.S. Large Cap Buffer 3 ETF, but considered the Investment Adviser’s representations that (i) such data would be provided when available, and (ii) each Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with each Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (e) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationships with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

28

GOLDMAN SACHS BUFFER ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2026.

29

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TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary (C) 2025 Goldman Sachs. All rights reserved. USLGCAPBUFFAR-25

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The aggregate remuneration paid to the Funds’ trustees, officers and others, if any, is included in Item 7 of this report.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Funds’ statement regarding the basis for approval of their investment advisory contract is included in Item 7 of this report.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 3, 2022.

(a)(2)	Not Applicable.

(a)(3)	Exhibit 99.CERT. Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(4)	Not applicable to open-end investment companies.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(101)	Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs ETF Trust

Date:	November 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs ETF Trust

Date:	November 4, 2025

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	November 4, 2025